UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P.O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2012 – April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

THE HARTFORD BALANCED ALLOCATION FUND 2013 Semi Annual Report

The Hartford Balanced Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/28/04 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Balanced Allocation A#	6.96%	8.03%	3.82%	5.63%
Balanced Allocation A##		2.08%	2.65%	4.96%
Balanced Allocation B#	6.65%	7.28%	3.00%	4.89%*
Balanced Allocation B##		2.28%	2.64%	4.89%*
Balanced Allocation C#	6.60%	7.23%	3.06%	4.86%
Balanced Allocation C##		6.23%	3.06%	4.86%
Balanced Allocation I#	7.19%	8.35%	4.11%	5.86%
Balanced Allocation R3#	6.85%	7.66%	3.42%	5.35%
Balanced Allocation R4#	7.01%	8.07%	3.79%	5.62%
Balanced Allocation R5#	7.19%	8.34%	4.09%	5.83%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.50%
MSCI All Country World Index	13.78%	15.69%	2.09%	7.09%

†	Not Annualized
▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Allocation Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Allocation Class A	1.24%	1.24%
Balanced Allocation Class B	2.04%	2.04%
Balanced Allocation Class C	1.98%	1.98%
Balanced Allocation Class I	0.96%	0.96%
Balanced Allocation Class R3	1.58%	1.58%
Balanced Allocation Class R4	1.27%	1.27%
Balanced Allocation Class R5	0.97%	0.97%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Allocation Fund returned 6.96%, before sales charge, for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 8.76%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose .02% while shorter term yields declined anywhere between ..02% - .08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 55% equities

3

The Hartford Balanced Allocation Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

and 45% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the World Bond, Capital Appreciation and International Small Company Funds more than offset weak benchmark-relative results from the International Opportunities and MidCap Value Funds.

What is the outlook?

During the quarter we modestly reduced exposure to fixed income funds and increased exposure to international equity funds. We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	9.9%
The Hartford Capital Appreciation Fund, Class Y	7.0
The Hartford Dividend and Growth Fund, Class Y	12.7
The Hartford Emerging Markets Research Fund, Class Y	5.6
The Hartford Global Real Asset Fund, Class Y	7.0
The Hartford Inflation Plus Fund, Class Y	12.9
The Hartford International Opportunities Fund, Class Y	13.0
The Hartford International Small Company Fund, Class Y	4.6
The Hartford MidCap Value Fund, Class Y	2.2
The Hartford Small Company Fund, Class Y	2.2
The Hartford Strategic Income Fund, Class Y	4.0
The Hartford Total Return Bond Fund, Class Y	7.9
The Hartford World Bond Fund, Class Y	11.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Balanced Allocation Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 54.3%
1,305	The Hartford Capital Appreciation Fund, Class Y		$55,899
4,336	The Hartford Dividend and Growth Fund, Class Y		102,296
5,019	The Hartford Emerging Markets Research Fund, Class Y		44,619
5,402	The Hartford Global Real Asset Fund, Class Y		56,668
6,305	The Hartford International Opportunities Fund, Class Y		104,912
2,341	The Hartford International Small Company Fund, Class Y		36,703
1,168	The Hartford MidCap Value Fund, Class Y		17,772
767	The Hartford Small Company Fund, Class Y		17,975
			436,844
	Total equity funds
	(cost $363,666)		$436,844

FIXED INCOME FUNDS - 45.7%
7,704	The Hartford Alternative Strategies Fund, Class Y		$79,427
8,431	The Hartford Inflation Plus Fund, Class Y		103,870
3,392	The Hartford Strategic Income Fund, Class Y		32,257
5,758	The Hartford Total Return Bond Fund, Class Y		63,793
8,141	The Hartford World Bond Fund, Class Y		88,246
			367,593
	Total fixed income funds
	(cost $360,934)		$367,593

	Total investments in affiliated investment companies
	(cost $724,600)		$804,437

	Total long-term investments
	(cost $724,600)		$804,437

	Total investments
	(cost $724,600) ▲	100.0%	$804,437
	Other assets and liabilities	—%	210
	Total net assets	100.0%	$804,647

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $728,379 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$79,837
Unrealized Depreciation	(3,779)
Net Unrealized Appreciation	$76,058

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$804,437	$804,437	$–	$–
Total	$804,437	$804,437	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $724,600)	$804,437
Receivables:
Investment securities sold	321
Fund shares sold	629
Dividends and interest	159
Other assets	60
Total assets	805,606
Liabilities:
Payables:
Investment securities purchased	104
Fund shares redeemed	647
Investment management fees	17
Administrative fees	2
Distribution fees	62
Accrued expenses	127
Total liabilities	959
Net assets	$804,647
Summary of Net Assets:
Capital stock and paid-in-capital	$740,763
Distributions in excess of net investment loss	(14,222)
Accumulated net realized loss	(1,731)
Unrealized appreciation of investments	79,837
Net assets	$804,647

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.49/$13.22
Shares outstanding	39,176
Net assets	$489,476
Class B: Net asset value per share	$12.44
Shares outstanding	4,295
Net assets	$53,404
Class C: Net asset value per share	$12.42
Shares outstanding	14,285
Net assets	$177,449
Class I: Net asset value per share	$12.49
Shares outstanding	694
Net assets	$8,673
Class R3: Net asset value per share	$12.39
Shares outstanding	3,351
Net assets	$41,527
Class R4: Net asset value per share	$12.49
Shares outstanding	1,907
Net assets	$23,819
Class R5: Net asset value per share	$12.50
Shares outstanding	824
Net assets	$10,299

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund

Statement of Operations

For the Six Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$9,400
Total investment income	9,400

Expenses:
Investment management fees	519
Administrative services fees
Class R3	40
Class R4	21
Class R5	5
Transfer agent fees
Class A	290
Class B	55
Class C	89
Class I	3
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	592
Class B	293
Class C	853
Class R3	99
Class R4	35
Custodian fees	—
Accounting services fees	47
Registration and filing fees	52
Board of Directors' fees	12
Audit fees	9
Other expenses	57
Total expenses	3,072
Net Investment Income	6,328
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	13,334
Net realized gain on investments in underlying affiliated funds	14,930
Net Realized Gain on Investments	28,264
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	18,559
Net Changes in Unrealized Appreciation of Investments	18,559
Net Gain on Investments	46,823
Net Increase in Net Assets Resulting from Operations	$53,151

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$6,328	$6,249
Net realized gain on investments	28,264	54,108
Net unrealized appreciation of investments	18,559	3,965
Net Increase in Net Assets Resulting from Operations	53,151	64,322
Distributions to Shareholders:
From net investment income
Class A	(12,808)	(6,237)
Class B	(1,353)	(569)
Class C	(3,977)	(1,283)
Class I	(209)	(94)
Class R3	(1,011)	(339)
Class R4	(872)	(442)
Class R5	(320)	(165)
Total distributions	(20,550)	(9,129)
Capital Share Transactions:
Class A	(3,748)	(61,468)
Class B	(13,232)	(19,281)
Class C	(866)	(6,919)
Class I	(196)	2,673
Class R3	1,255	7,052
Class R4	(13,303)	(2,642)
Class R5	(1,968)	(152)
Net decrease from capital share transactions	(32,058)	(80,737)
Net Increase (Decrease) in Net Assets	543	(25,544)
Net Assets:
Beginning of period	804,104	829,648
End of period	$804,647	$804,104
Undistributed (distribution in excess of) net investment income (loss)	$(14,222)	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Allocation Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Balanced Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending

12

December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$9,129	$12,754

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(26,216)
Unrealized Appreciation †	57,499
Total Accumulated Earnings	$31,283

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,468
Accumulated Net Realized Gain (Loss)	(1,313)
Capital Stock and Paid-in-Capital	(155)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

13

The Hartford Balanced Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$3,844
2018	22,372
Total	$26,216

During the year ended October 31, 2012, the Fund utilized $48,969 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $771 and contingent deferred sales charges of $27 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or

15

The Hartford Balanced Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$100,410
Sales Proceeds Excluding U.S. Government Obligations	133,768

16

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,221	1,050	(4,568)	—	(297)	6,126	545	(11,962)	—	(5,291)
Amount	$39,168	$12,515	$(55,431)	$—	$(3,748)	$70,870	$6,083	$(138,421)	$—	$(61,468)
Class B
Shares	62	109	(1,261)	—	(1,090)	185	49	(1,892)	—	(1,658)
Amount	$751	$1,300	$(15,283)	$—	$(13,232)	$2,123	$537	$(21,941)	$—	$(19,281)
Class C
Shares	1,048	318	(1,438)	—	(72)	2,207	109	(2,905)	—	(589)
Amount	$12,698	$3,773	$(17,337)	$—	$(866)	$25,300	$1,191	$(33,410)	$—	$(6,919)
Class I
Shares	223	17	(260)	—	(20)	415	8	(185)	—	238
Amount	$2,701	$203	$(3,100)	$—	$(196)	$4,739	$89	$(2,155)	$—	$2,673
Class R3
Shares	387	84	(366)	—	105	1,382	30	(781)	—	631
Amount	$4,665	$1,000	$(4,410)	$—	$1,255	$15,749	$335	$(9,032)	$—	$7,052
Class R4
Shares	206	73	(1,374)	—	(1,095)	682	39	(948)	—	(227)
Amount	$2,509	$868	$(16,680)	$—	$(13,303)	$7,849	$441	$(10,932)	$—	$(2,642)
Class R5
Shares	75	27	(265)	—	(163)	148	15	(176)	—	(13)
Amount	$919	$320	$(3,207)	$—	$(1,968)	$1,725	$164	$(2,041)	$—	$(152)
Total
Shares	5,222	1,678	(9,532)	—	(2,632)	11,145	795	(18,849)	—	(6,909)
Amount	$63,411	$19,979	$(115,448)	$—	$(32,058)	$128,355	$8,840	$(217,932)	$—	$(80,737)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	230	$2,795
For the Year Ended October 31, 2012	196	$2,319

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the

17

The Hartford Balanced Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

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19

The Hartford Balanced Allocation Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$12.00	$0.11	$0.71	$0.82	$(0.33)	$–	$–	$(0.33)	$12.49
B	11.93	0.07	0.71	0.78	(0.27)	–	–	(0.27)	12.44
C	11.93	0.06	0.71	0.77	(0.28)	–	–	(0.28)	12.42
I	11.99	0.12	0.73	0.85	(0.35)	–	–	(0.35)	12.49
R3	11.90	0.09	0.71	0.80	(0.31)	–	–	(0.31)	12.39
R4	11.99	0.13	0.69	0.82	(0.32)	–	–	(0.32)	12.49
R5	12.00	0.13	0.72	0.85	(0.35)	–	–	(0.35)	12.50

For the Year Ended October 31, 2012
A	11.21	0.11	0.82	0.93	(0.14)	–	–	(0.14)	12.00
B	11.19	0.01	0.81	0.82	(0.08)	–	–	(0.08)	11.93
C	11.18	0.02	0.82	0.84	(0.09)	–	–	(0.09)	11.93
I	11.21	0.14	0.81	0.95	(0.17)	–	–	(0.17)	11.99
R3	11.14	0.07	0.81	0.88	(0.12)	–	–	(0.12)	11.90
R4	11.21	0.11	0.81	0.92	(0.14)	–	–	(0.14)	11.99
R5	11.21	0.14	0.82	0.96	(0.17)	–	–	(0.17)	12.00

For the Year Ended October 31, 2011
A	11.03	0.17	0.21	0.38	(0.20)	–	–	(0.20)	11.21
B	11.00	0.07	0.22	0.29	(0.10)	–	–	(0.10)	11.19
C	10.99	0.08	0.22	0.30	(0.11)	–	–	(0.11)	11.18
I	11.02	0.19	0.23	0.42	(0.23)	–	–	(0.23)	11.21
R3	10.96	0.13	0.21	0.34	(0.16)	–	–	(0.16)	11.14
R4	11.02	0.17	0.21	0.38	(0.19)	–	–	(0.19)	11.21
R5	11.03	0.19	0.22	0.41	(0.23)	–	–	(0.23)	11.21

For the Year Ended October 31, 2010
A	9.79	0.15	1.24	1.39	(0.15)	–	–	(0.15)	11.03
B	9.76	0.07	1.24	1.31	(0.07)	–	–	(0.07)	11.00
C	9.75	0.08	1.24	1.32	(0.08)	–	–	(0.08)	10.99
I	9.78	0.18	1.24	1.42	(0.18)	–	–	(0.18)	11.02
R3	9.74	0.13	1.23	1.36	(0.14)	–	–	(0.14)	10.96
R4	9.78	0.15	1.24	1.39	(0.15)	–	–	(0.15)	11.02
R5	9.79	0.18	1.24	1.42	(0.18)	–	–	(0.18)	11.03

For the Year Ended October 31, 2009
A	8.48	0.19	1.30	1.49	(0.18)	–	–	(0.18)	9.79
B	8.45	0.12	1.30	1.42	(0.11)	–	–	(0.11)	9.76
C	8.45	0.12	1.30	1.42	(0.12)	–	–	(0.12)	9.75
I	8.47	0.24	1.28	1.52	(0.21)	–	–	(0.21)	9.78
R3	8.44	0.15	1.30	1.45	(0.15)	–	–	(0.15)	9.74
R4	8.47	0.19	1.30	1.49	(0.18)	–	–	(0.18)	9.78
R5	8.48	0.21	1.31	1.52	(0.21)	–	–	(0.21)	9.79

For the Year Ended October 31, 2008
A	13.10	0.26	(3.83)	(3.57)	(0.47)	(0.58)	–	(1.05)	8.48
B	13.06	0.16	(3.81)	(3.65)	(0.38)	(0.58)	–	(0.96)	8.45
C	13.06	0.17	(3.81)	(3.64)	(0.39)	(0.58)	–	(0.97)	8.45
I	13.09	0.33	(3.86)	(3.53)	(0.51)	(0.58)	–	(1.09)	8.47
R3	13.08	0.26	(3.88)	(3.62)	(0.44)	(0.58)	–	(1.02)	8.44
R4	13.10	0.38	(3.96)	(3.58)	(0.47)	(0.58)	–	(1.05)	8.47
R5	13.10	0.41	(3.95)	(3.54)	(0.50)	(0.58)	–	(1.08)	8.48

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

20

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

6.96	%(F)	$489,476	0.55	%(G)	0.55	%(G)	1.81	%(G)	13%
6.65	(F)	53,404	1.36	(G)	1.36	(G)	1.10	(G)	–
6.60	(F)	177,449	1.28	(G)	1.28	(G)	1.07	(G)	–
7.19	(F)	8,673	0.24	(G)	0.24	(G)	2.00	(G)	–
6.85	(F)	41,527	0.88	(G)	0.88	(G)	1.47	(G)	–
7.01	(F)	23,819	0.58	(G)	0.58	(G)	2.17	(G)	–
7.19	(F)	10,299	0.28	(G)	0.28	(G)	2.16	(G)	–

8.41		473,562	0.55		0.55		0.99		79
7.42		64,262	1.35		1.35		0.22		–
7.54		171,252	1.29		1.29		0.23		–
8.57		8,563	0.27		0.27		1.11		–
7.94		38,637	0.89		0.89		0.57		–
8.31		35,982	0.58		0.58		0.93		–
8.63		11,846	0.28		0.28		1.25		–

3.39		501,962	0.54		0.54		1.45		36
2.64		78,784	1.33		1.33		0.66		–
2.72		167,049	1.28		1.28		0.71		–
3.81		5,333	0.24		0.24		1.72		–
3.12		29,124	0.88		0.88		1.06		–
3.46		36,188	0.57		0.57		1.33		–
3.67		11,208	0.27		0.27		1.73		–

14.33		519,328	0.54		0.54		1.48		25
13.44		91,904	1.35		1.35		0.68		–
13.55		175,611	1.29		1.29		0.74		–
14.65		3,685	0.28		0.28		1.73		–
14.02		18,235	0.88		0.88		1.06		–
14.32		19,647	0.58		0.58		1.45		–
14.64		13,874	0.28		0.28		1.76		–

18.01		483,316	0.58		0.58		2.20		17
17.15		95,125	1.42		1.38		1.41		–
17.07		169,306	1.34		1.34		1.46		–
18.39		2,079	0.28		0.28		3.01		–
17.52		1,381	0.96		0.96		1.47		–
18.04		13,518	0.59		0.59		2.08		–
18.37		13,104	0.29		0.29		2.22		–

(29.35)		439,955	0.53		0.53		2.23		18
(29.95)		92,829	1.35		1.35		1.47		–
(29.91)		160,167	1.29		1.29		1.49		–
(29.15)		2,238	0.22		0.22		1.59		–
(29.74)		358	0.92		0.92		0.86		–
(29.44)		8,535	0.59		0.59		1.54		–
(29.16)		4,135	0.29		0.29		1.54		–

21

The Hartford Balanced Allocation Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

22

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

23

The Hartford Balanced Allocation Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Balanced Allocation Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,069.60	$2.82	$1,000.00	$1,022.07	$2.75	0.55%	181	365
Class B	$1,000.00	$1,066.50	$6.99	$1,000.00	$1,018.03	$6.83	1.36	181	365
Class C	$1,000.00	$1,066.00	$6.56	$1,000.00	$1,018.44	$6.41	1.28	181	365
Class I	$1,000.00	$1,071.90	$1.24	$1,000.00	$1,023.60	$1.21	0.24	181	365
Class R3	$1,000.00	$1,068.50	$4.51	$1,000.00	$1,020.43	$4.41	0.88	181	365
Class R4	$1,000.00	$1,070.10	$2.97	$1,000.00	$1,021.93	$2.90	0.58	181	365
Class R5	$1,000.00	$1,071.90	$1.43	$1,000.00	$1,023.42	$1.39	0.28	181	365

25

The Hartford Balanced Allocation Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Balanced Allocation Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

26

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

27

The Hartford Balanced Allocation Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

28

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-BA13 4/13 113962 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

2

HARTFORDFUNDS

THE HARTFORD BALANCED FUND 2013 Semi Annual Report

The Hartford Balanced Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investments in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Balanced A#	10.37%	11.85%	4.72%	6.03%
Balanced A##		5.70%	3.55%	5.44%
Balanced B#	9.87%	10.85%	3.83%	5.38%*
Balanced B##		5.85%	3.48%	5.38%*
Balanced C#	9.97%	11.03%	3.95%	5.29%
Balanced C##		10.03%	3.95%	5.29%
Balanced R3#	10.23%	11.57%	4.50%	6.04%
Balanced R4#	10.43%	11.94%	4.77%	6.23%
Balanced R5#	10.57%	12.25%	5.11%	6.44%
Balanced Y#	10.59%	12.30%	5.19%	6.50%
Balanced Fund Blended Index	8.89%	11.68%	5.65%	6.74%
Barclays Government/Credit Bond Index	1.09%	4.44%	5.88%	5.07%
S&P 500 Index	14.41%	16.88%	5.20%	7.88%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Balanced Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Government/Credit Bond (35%) and 90-day Treasury Bill (5%).

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Balanced Class A	1.18%	1.24%
Balanced Class B	2.05%	2.24%
Balanced Class C	1.92%	1.92%
Balanced Class R3	1.40%	1.56%
Balanced Class R4	1.10%	1.16%
Balanced Class R5	0.80%	0.88%
Balanced Class Y	0.75%	0.75%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
John C. Keogh	Karen H. Grimes, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Fund returned 10.37%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s blended benchmark, 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Treasury Bills, which returned 8.89% for the same period. The Fund underperformed the 10.46% average return in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April 2013. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

Equity markets as measured by the S&P 500 Index returned 14.41% during the period. Within the S&P 500 Index, Consumer Discretionary (+19.8%), Health Care (+19.6%), and Financials (+19.0%) posted the largest gains while Information Technology (+6.7%), Energy (+8.3%), and Materials (+10.7%) lagged the broader index.

The bond market, as measured by the Barclays Government/Credit Bond Index, returned 1.09% during the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency mortgage-backed securities (MBS), outperformed Treasuries on a duration-adjusted basis.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During

3

The Hartford Balanced Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

the period, the equity and fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative results as the Fund was generally overweight equities relative to the benchmark in an environment where equities outperformed.

Equity outperformance versus the benchmark was driven primarily by security selection, as a result of strong selection in the Health Care, Financials, and Materials sectors. Weak security selection within the Consumer Discretionary sector detracted from benchmark-relative returns during the period. Equity sector allocation, which is a result of bottom-up stock selection, detracted from benchmark-relative performance due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the weak performing Information Technology sector and an underweight to the strong performing Consumer Staples sector.

Top contributors to relative performance in the equity portion of the Fund during the period were Vertex Pharmaceuticals (Health Care), Celgene (Health Care), and Roche (Health Care). Shares of Vertex Pharmaceuticals, a biotechnology firm, rose during the period after the company announced the initiation of a global pivotal Phase III development program for a drug targeting the underlying causes of Cystic Fibrosis. Shares of Celgene, a global biopharmaceutical company, moved higher after the company provided better-than-expected long term guidance and a positive update on a greatly anticipated clinical study. Roche, a large Swiss biotechnology and pharmaceutical company, outperformed as investors began to appreciate the company’s near-term product roll out and future drug pipeline, particularly from Roche’s innovative oncology portfolio. The Fund’s holding in Cisco (Information Technology) also contributed positively to the Fund’s returns on an absolute basis (i.e. total return).

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Kohl’s (Consumer Discretionary), EMC (Information Technology), and Statoil (Energy). Shares of Kohl’s, a national department store retailer, fell after the company reported weaker-than-expected earnings in the fourth quarter. Shares of EMC, a data storage provider, fell as a result of investor fear surrounding the shift towards cloud computing. Shares of Statoil, an integrated energy company, fell throughout the period due to severe pressures on the European gas market, as a result of economic contraction and the success of alternative forms of energy. Our position in Apple (Information Technology) also detracted from absolute returns.

The fixed income portion of the Fund also outperformed its benchmark, the Barclays Government/Credit Bond Index, during the period. Security selection within the investment grade corporate bond sector, led by financials, was the primary driver of the outperformance. Corporate bonds rose during the period fueled by investors’ ongoing search for yield. Duration positioning also contributed to benchmark-relative results, particularly a short duration positioning in December and January, when better economic data and a partial resolution to fiscal cliff negotiations drove Treasury yields higher.

What is the outlook?

In 2013, we expect the global economic recovery to continue, but at a slow rate and with varying degrees of recovery by region.

The economic turn-around in Europe is disappointingly slow, yet, we still predict a recovery over the course of the next year. The old euro break-up fears have resurfaced with the recent Cyprus crisis; however, the credible backstop provided by the ECB’s OMT appears to have helped to keep contagion concerns in check. With an unemployment rate of more than 12 percent for half of the euro area population, we expect it will be years not quarters before the ECB can consider an exit of accommodative monetary conditions – much in contrast to the U.S.

We believe the medium-term growth prospects in the U.S. are favorable. The consumer is expected to be resilient this year, helped by improving net worth from rising house and equity market prices as well as steady job gains. The key drivers of U.S. growth are expected to be capital spending and the housing and automotive sectors over the course of the next year. We believe capital investment spending should finally rise as capacity utilization levels normalize, while vehicle sales and new home constructions, despite their strong recent advance, still have a lot of pent-up demand behind them. An improving economy and healing labor market notwithstanding, we believe the U.S. Federal Reserve Board (Fed) is unlikely to abandon its quantitative easing (QE) program any time soon.

Within the equity portion of the portfolio, we ended the period most overweight the Health Care, Information Technology, and Financials sectors while we were most underweight the Consumer Staples, Telecommunication Services, and Utilities sectors. We continue to see a supportive environment for equities and we view corrections in this environment as buying opportunities when the investment case aligns with our investment strategy.

Within the fixed income portion of the Fund, we ended the period with a neutral duration posture and a modest curve flattening bias. U.S. economic data suggests rates should move higher in the future. However, in the near term, we believe yields could stay low for a little longer than currently

4

anticipated by markets. At the end of the period we continued to be positioned with modest underweights to the government and investment grade credit sectors. Within investment grade credit, we favored financial companies, which have de-levered significantly. We also maintained our overweight to taxable municipals and a modest allocation to agency MBS where the Fed continues to be the largest buyer and volatility remains low.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of April 30, 2013, the Fund’s equity exposure was at 68% compared to 60% in its benchmark, near the top of the Fund’s 50-70% range.

Diversification by Industry
as of April 30, 2013
Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	0.6%
Banks (Financials)	3.6
Capital Goods (Industrials)	5.3
Consumer Durables and Apparel (Consumer Discretionary)	0.3
Diversified Financials (Financials)	6.3
Energy (Energy)	7.3
Food and Staples Retailing (Consumer Staples)	1.0
Food, Beverage and Tobacco (Consumer Staples)	3.9
Health Care Equipment and Services (Health Care)	2.5
Insurance (Financials)	2.3
Materials (Materials)	2.5
Media (Consumer Discretionary)	2.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.3
Retailing (Consumer Discretionary)	4.1
Semiconductors and Semiconductor Equipment (Information Technology)	2.9
Software and Services (Information Technology)	5.3
Technology Hardware and Equipment (Information Technology)	5.8
Telecommunication Services (Services)	0.4
Transportation (Industrials)	0.6
Utilities (Utilities)	1.2
Total	68.1%
Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	1.0
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.5
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Couriers and Messengers (Services)	0.0
Finance and Insurance (Finance)	5.1
Food Manufacturing (Consumer Staples)	0.3
General Obligations (General Obligations)	0.2
Health Care and Social Assistance (Health Care)	0.2
Health Care/Services (Health Care/Services)	0.1
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.4
Mining (Basic Materials)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.0
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing (Energy)	0.5
Pharmaceuticals (Health Care)	0.0
Pipeline Transportation (Utilities)	0.2
Real Estate, Rental and Leasing (Finance)	0.2
Refunded (Refunded)	0.1
Retail Trade (Consumer Cyclical)	0.3
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4%
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.5
Transportation Equipment Manufacturing (Transportation)	0.0
Utilities (Utilities)	0.4
Wholesale Trade (Consumer Cyclical)	0.0
Total	11.2%
U.S. Government Agencies	1.4
U.S. Government Securities	17.4
Short-Term Investments	2.5
Other Assets and Liabilities	(0.6)
Total	100.0%

Distribution by Credit Quality
as of April 30, 2013
Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.3%
Aa / AA	1.8
A	4.4
Baa / BBB	4.5
Ba / BB	0.2
U.S. Government Agencies and Securities	18.8
Non-Debt Securities and Other Short-Term Instruments	70.6
Other Assets & Liabilities	(0.6)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

5

The Hartford Balanced Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.1%
	Automobiles and Components - 0.6%
286	Ford Motor Co.	$3,925

	Banks - 3.6%
108	BB&T Corp.	3,320
102	PNC Financial Services Group, Inc.	6,917
310	Wells Fargo & Co.	11,766
		22,003
	Capital Goods - 5.3%
73	3M Co.	7,654
58	Boeing Co.	5,302
94	Ingersoll-Rand plc	5,057
116	PACCAR, Inc.	5,770
60	Stanley Black & Decker, Inc.	4,496
46	United Technologies Corp.	4,208
		32,487
	Consumer Durables and Apparel - 0.3%
33	Coach, Inc.	1,919

	Diversified Financials - 6.3%
37	Ameriprise Financial, Inc.	2,735
23	BlackRock, Inc.	6,103
166	Citigroup, Inc.	7,764
31	Goldman Sachs Group, Inc.	4,455
166	Invesco Ltd.	5,278
256	JP Morgan Chase & Co.	12,557
		38,892
	Energy - 7.3%
70	Anadarko Petroleum Corp.	5,950
86	BP plc ADR	3,767
55	Chevron Corp.	6,686
18	EOG Resources, Inc.	2,181
98	Exxon Mobil Corp.	8,748
107	Halliburton Co.	4,572
56	Noble Corp.	2,081
48	Occidental Petroleum Corp.	4,320
70	Southwestern Energy Co. ●	2,605
164	Statoilhydro ASA ADR	4,006
		44,916
	Food and Staples Retailing - 1.0%
110	CVS Caremark Corp.	6,406

	Food, Beverage and Tobacco - 3.9%
116	General Mills, Inc.	5,864
36	Kraft Foods Group, Inc.	1,864
79	PepsiCo, Inc.	6,507
47	Philip Morris International, Inc.	4,445
120	Unilever N.V. NY Shares ADR	5,114
		23,794
	Health Care Equipment and Services - 2.5%
64	Baxter International, Inc.	4,500
85	Covidien plc	5,426
87	UnitedHealth Group, Inc.	5,232
		15,158
	Insurance - 2.3%
117	American International Group, Inc. ●	4,850
163	Marsh & McLennan Cos., Inc.	6,211
111	Unum Group	3,084
		14,145
	Materials - 2.5%
120	Dow Chemical Co.	4,076
99	International Paper Co.	4,632
67	Mosaic Co.	4,096
61	Nucor Corp.	2,639
		15,443
	Media - 2.9%
58	CBS Corp. Class B	2,633
129	Comcast Corp. Class A	5,307
113	Thomson Reuters Corp.	3,781
101	Walt Disney Co.	6,353
		18,074
	Pharmaceuticals, Biotechnology and Life Sciences - 9.3%
92	Agilent Technologies, Inc.	3,800
44	Amgen, Inc.	4,606
39	Celgene Corp. ●	4,640
206	Daiichi Sankyo Co., Ltd.	4,021
61	Gilead Sciences, Inc. ●	3,079
28	Johnson & Johnson	2,378
226	Merck & Co., Inc.	10,603
263	Pfizer, Inc.	7,645
27	Roche Holding AG	6,877
71	UCB S.A. ●	4,178
67	Vertex Pharmaceuticals, Inc. ●	5,182
		57,009
	Retailing - 4.1%
2,007	Allstar Co. ⌂●†	3,597
10	AutoZone, Inc. ●	3,927
2,225	Buck Holdings L.P. ⌂●†	697
71	Kohl's Corp.	3,332
247	Lowe's Co., Inc.	9,490
68	Nordstrom, Inc.	3,837
		24,880
	Semiconductors and Semiconductor Equipment - 2.9%
116	Analog Devices, Inc.	5,089
229	Intel Corp.	5,487
146	Maxim Integrated Products, Inc.	4,525
80	Xilinx, Inc.	3,014
		18,115
	Software and Services - 5.3%
64	Accenture plc	5,237
79	Automatic Data Processing, Inc.	5,313
96	eBay, Inc. ●	5,035
11	Google, Inc. ●	8,988
232	Microsoft Corp.	7,682
		32,255
	Technology Hardware and Equipment - 5.8%
27	Apple, Inc.	11,954
492	Cisco Systems, Inc.	10,286
284	EMC Corp. ●	6,372
115	Hewlett-Packard Co.	2,365
73	Qualcomm, Inc.	4,505
		35,482
	Telecommunication Services - 0.4%
81	Vodafone Group plc ADR	2,490

	Transportation - 0.6%
39	FedEx Corp.	3,685

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.1% - (continued)
	Utilities - 1.2%
91	NextEra Energy, Inc.	$7,432

	Total common stocks
	(cost $316,535)	$418,510

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.1%
	Finance and Insurance - 0.1%
	Ally Master Owner Trust
$900	1.54%, 09/15/2019	$907

	Total asset & commercial mortgage backed securities
	(cost $900)	$907

CORPORATE BONDS - 10.0%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$662	5.98%, 04/19/2022	$755
	Southwest Airlines Co.
400	5.75%, 12/15/2016	451
552	6.15%, 08/01/2022	652
		1,858
	Arts, Entertainment and Recreation - 1.0%
	CBS Corp.
1,270	3.38%, 03/01/2022	1,325
30	4.30%, 02/15/2021	33
105	5.75%, 04/15/2020	126
	Comcast Corp.
200	4.50%, 01/15/2043	216
310	4.65%, 07/15/2042	338
1,000	5.90%, 03/15/2016	1,143
	DirecTV Holdings LLC
665	6.38%, 03/01/2041	776
	Discovery Communications, Inc.
55	3.25%, 04/01/2023	57
65	4.88%, 04/01/2043	71
45	4.95%, 05/15/2042	49
	News America, Inc.
220	4.50%, 02/15/2021	253
	Time Warner Cable, Inc.
175	4.50%, 09/15/2042	167
780	5.85%, 05/01/2017	910
	Viacom, Inc.
145	3.88%, 12/15/2021	158
215	4.88%, 06/15/2043	224
		5,846
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
350	4.50%, 05/02/2043	348
520	4.75%, 05/05/2021	597
	Anheuser-Busch InBev Worldwide, Inc.
610	7.75%, 01/15/2019	805
	BAT International Finance plc
565	3.25%, 06/07/2022 ■	597
	Diageo Capital plc
370	2.63%, 04/29/2023	371
	Molson Coors Brewing Co.
12	2.00%, 05/01/2017	13
180	3.50%, 05/01/2022	190
85	5.00%, 05/01/2042	94
		3,015
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
105	6.13%, 01/15/2041	128

	Computer and Electronic Product Manufacturing - 0.1%
	Apple, Inc.
375	2.40%, 05/03/2023	375
135	3.85%, 05/04/2043	134
		509
	Couriers and Messengers - 0.0%
	FedEx Corp.
50	2.63%, 08/01/2022	50
80	2.70%, 04/15/2023	80
		130
	Finance and Insurance - 5.0%
	ACE INA Holdings, Inc.
125	5.88%, 06/15/2014	132
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,435
	Bank of America Corp.
1,000	5.00%, 05/13/2021	1,145
1,200	5.42%, 03/15/2017	1,330
	Barclays Bank plc
350	2.38%, 01/13/2014	354
	BP Capital Markets plc
575	4.75%, 03/10/2019	670
	Brandywine Operating Partnership L.P.
350	5.70%, 05/01/2017	397
	Capital One Financial Corp.
445	2.15%, 03/23/2015	454
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	667
	Citigroup, Inc.
800	5.85%, 08/02/2016	914
300	6.13%, 05/15/2018	361
300	6.88%, 03/05/2038	409
105	8.13%, 07/15/2039	160
	Credit Agricole S.A.
715	3.50%, 04/13/2015 ■	742
	Discover Financial Services, Inc.
645	6.45%, 06/12/2017	759
	Eaton Vance Corp.
530	6.50%, 10/02/2017	639
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	927
	Ford Motor Credit Co. LLC
585	3.00%, 06/12/2017	606
	General Electric Capital Corp.
800	4.38%, 09/16/2020	908
925	5.88%, 01/14/2038	1,121

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 10.0% - (continued)
	Finance and Insurance - 5.0% - (continued)
	Goldman Sachs Group, Inc.
$275	3.63%, 01/22/2023	$285
250	3.70%, 08/01/2015	265
1,200	5.63%, 01/15/2017	1,344
470	6.25%, 02/01/2041	586
	HCP, Inc.
335	6.00%, 01/30/2017	389
	HSBC Holdings plc
600	6.10%, 01/14/2042	791
	ING Bank N.V.
900	3.75%, 03/07/2017 ■	968
	Jackson National Life Insurance Co.
1,200	8.15%, 03/15/2027 ■	1,607
	JP Morgan Chase & Co.
375	3.25%, 09/23/2022	384
475	3.70%, 01/20/2015	498
1,045	5.13%, 09/15/2014	1,107
230	5.40%, 01/06/2042	278
100	6.30%, 04/23/2019	123
	Merrill Lynch & Co., Inc.
300	6.40%, 08/28/2017	353
	Morgan Stanley
550	5.75%, 01/25/2021	655
	National City Corp.
125	6.88%, 05/15/2019	156
	Nissan Motor Acceptance Corp.
700	1.80%, 03/15/2018 ■	708
	Nordea Bank AB
330	3.70%, 11/13/2014 ■	345
	PNC Funding Corp.
625	5.40%, 06/10/2014	658
	Prudential Financial, Inc.
300	4.50%, 11/15/2020	342
	Rabobank Netherlands
750	3.20%, 03/11/2015 ■	783
	Republic New York Capital I
250	7.75%, 11/15/2026	253
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,210
	Svenska Handelsbanken AB
550	4.88%, 06/10/2014 ■	577
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,526
100	5.75%, 06/15/2017	117
	WEA Finance LLC
250	7.13%, 04/15/2018 ■	311
	Wellpoint, Inc.
81	3.30%, 01/15/2023	84
		30,833
	Food Manufacturing - 0.3%
	ConAgra Foods, Inc.
50	1.90%, 01/25/2018	51
45	3.20%, 01/25/2023	46
	Kellogg Co.
725	4.00%, 12/15/2020	816
	Kraft Foods Group, Inc.
145	2.25%, 06/05/2017	151
90	3.50%, 06/06/2022	96
155	5.00%, 06/04/2042	175
	Mondelez International, Inc.
700	4.13%, 02/09/2016	762
		2,097
	Health Care and Social Assistance - 0.2%
	Amgen, Inc.
600	5.15%, 11/15/2041	688
	GlaxoSmithKline Capital, Inc.
460	2.80%, 03/18/2023	473
	Kaiser Foundation Hospitals
60	3.50%, 04/01/2022	64
115	4.88%, 04/01/2042	131
	McKesson Corp.
25	2.85%, 03/15/2023	26
		1,382
	Information - 0.4%
	AT&T, Inc.
175	6.55%, 02/15/2039	225
	BellSouth Telecommunications, Inc.
250	7.00%, 12/01/2095	305
	Cox Communications, Inc.
255	4.50%, 06/30/2043 ■☼	255
45	4.70%, 12/15/2042 ■	46
	France Telecom S.A.
250	4.13%, 09/14/2021	273
	SBA Tower Trust
370	4.25%, 04/15/2015 ■Δ	385
	Verizon Communications, Inc.
490	3.50%, 11/01/2021	521
130	4.75%, 11/01/2041	135
		2,145
	Mining - 0.0%
	Barrick Gold Corp.
100	4.10%, 05/01/2023 ■	100

	Miscellaneous Manufacturing - 0.0%
	United Technologies Corp.
65	3.10%, 06/01/2022	69

	Motor Vehicle and Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
1,000	2.63%, 09/15/2016 ■	1,043

	Petroleum and Coal Products Manufacturing - 0.5%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,390
	Gazprom Neft OAO via GPN Capital S.A.
200	4.38%, 09/19/2022 ■	200
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	97
	Shell International Finance B.V.
1,200	4.38%, 03/25/2020	1,408
		3,095
	Pharmaceuticals - 0.0%
	Zoetis, Inc.
30	3.25%, 02/01/2023 ■	31
35	4.70%, 02/01/2043 ■	37
		68

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 10.0% - (continued)
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
$1,000	6.95%, 01/15/2038	$1,317

	Real Estate, Rental and Leasing - 0.2%
	ERAC USA Finance Co.
180	2.25%, 01/10/2014 ■	182
70	2.75%, 03/15/2017 ■	73
410	4.50%, 08/16/2021 ■	457
250	5.63%, 03/15/2042 ■	286
		998
	Retail Trade - 0.3%
	Amazon.com, Inc.
285	2.50%, 11/29/2022	280
	AutoZone, Inc.
200	3.13%, 07/15/2023	199
355	3.70%, 04/15/2022	373
	Lowe's Cos., Inc.
600	4.63%, 04/15/2020	703
		1,555
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Procter & Gamble Co.
1,683	9.36%, 01/01/2021	2,228

	Transportation Equipment Manufacturing - 0.0%
	Kansas City Southern de Mexico S.A. de C.V.
35	2.35%, 05/15/2020 ■☼	35

	Utilities - 0.4%
	Consolidated Edison Co. of NY
655	5.30%, 12/01/2016	755
	Indianapolis Power and Light
750	6.60%, 06/01/2037 ■	993
	Southern California Edison Co.
750	5.55%, 01/15/2037	954
		2,702
	Wholesale Trade - 0.0%
	Heineken N.V.
245	2.75%, 04/01/2023 ■	245
10	4.00%, 10/01/2042 ■	10
		255
	Total corporate bonds
	(cost $54,637)	$61,408

MUNICIPAL BONDS - 1.1%
	General Obligations - 0.2%
	California State GO, Taxable,
$250	7.55%, 04/01/2039	$374
	Chicago, IL, Metropolitan Water Reclamation GO,
130	5.72%, 12/01/2038	171
	Los Angeles, CA, USD GO,
800	5.75%, 07/01/2034	1,012
		1,557
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
370	6.58%, 05/15/2049	500

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
370	5.77%, 05/15/2043	469

	Refunded - 0.1%
	Irvine Ranch, CA, Water Dist Joint Powers Agency,
515	2.61%, 03/15/2014	525

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Sales Tax Rev,
425	6.00%, 12/01/2044	580

	Transportation - 0.5%
	Bay Area, CA, Toll Auth Bridge Rev,
575	6.26%, 04/01/2049	814
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	455
	Maryland State Transportation Auth,
255	5.89%, 07/01/2043	341
	New York & New Jersey PA,
185	5.86%, 12/01/2024	242
115	6.04%, 12/01/2029	152
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	892
		2,896
	Total municipal bonds
	(cost $5,042)	$6,527

U.S. GOVERNMENT AGENCIES - 1.4%
	FHLMC - 0.4%
$86	4.00%, 03/01/2041	$92
1,517	5.00%, 09/01/2035 - 06/01/2041	1,636
681	5.50%, 07/01/2036 - 01/01/2040	737
		2,465
	FNMA - 0.6%
3,300	4.00%, 05/15/2043 ☼	3,532

	GNMA - 0.4%
587	6.00%, 11/20/2023 - 09/15/2034	670
811	6.50%, 04/15/2026 - 02/15/2035	925
836	7.00%, 11/15/2031 - 11/15/2033	1,005
152	8.00%, 12/15/2029 - 02/15/2031	168
		2,768
	Total U.S. government agencies
	(cost $8,359)	$8,765

U.S. GOVERNMENT SECURITIES - 17.4%
Other Direct Federal Obligations - 1.7%
	FFC - 1.7%
$3,676	4.40%, 12/06/2013 - 12/27/2013 ○	$3,662
5,000	9.80%, 04/06/2018	7,098
		10,760

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 17.4% - (continued)
U.S. Treasury Securities - 15.7%
	U.S. Treasury Bonds - 3.8%
$2,965	2.75%, 11/15/2042		$2,876
4,429	4.38%, 11/15/2039 - 05/15/2040		5,775
5,000	6.00%, 02/15/2026		7,249
4,675	6.25%, 08/15/2023 ‡		6,704
			22,604
	U.S. Treasury Notes - 11.9%
7,020	0.13%, 12/31/2014 - 04/30/2015		7,011
19,435	0.25%, 04/30/2014 - 02/28/2015		19,456
1,500	0.63%, 05/31/2017		1,507
534	0.88%, 01/31/2017		542
5,400	1.00%, 09/30/2016		5,513
11,600	1.25%, 10/31/2015		11,883
5,000	1.50%, 06/30/2016		5,182
1,230	1.63%, 11/15/2022		1,228
6,400	1.88%, 02/28/2014		6,493
920	2.00%, 02/15/2023		947
4,775	3.50%, 05/15/2020		5,559
1,950	3.88%, 05/15/2018		2,261
5,200	4.50%, 05/15/2017		6,034
			73,616
			96,220
	Total U.S. government securities
	(cost $98,189)		$106,980

	Total long-term investments
	(cost $483,662)		$603,097

SHORT-TERM INVESTMENTS - 2.5%
Repurchase Agreements - 2.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $603, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $615)
$603	0.17%, 4/30/2013		$603
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $1,643, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $1,676)
1,643	0.15%, 4/30/2013		1,643
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,164, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $3,227)
3,164	0.15%, 4/30/2013		3,164
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,394, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $4,482)
4,394	0.14%, 4/30/2013		4,394
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $790, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $806)
790	0.17%, 4/30/2013		790
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,678, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $2,731)
2,678	0.14%, 4/30/2013		2,678
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,883, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $1,920)
1,883	0.17%, 4/30/2013		1,883
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $33, collateralized by U.S. Treasury Note 3.88%, 2018, value of $34)
33	0.13%, 4/30/2013		33
			15,188
	Total short-term investments
	(cost $15,188)		$15,188

	Total investments
	(cost $498,850) ▲	100.6%	$618,285
	Other assets and liabilities	(0.6)%	(3,522)
	Total net assets	100.0%	$614,763

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $499,851 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$127,290
Unrealized Depreciation	(8,856)
Net Unrealized Appreciation	$118,434

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $4,294, which represents 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $11,780, which represents 1.9% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	2,007	Allstar Co.	$1,186
06/2007	2,225	Buck Holdings L.P.	160

At April 30, 2013, the aggregate value of these securities was $4,294, which represents 0.7% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,818 at April 30, 2013.

Securities Sold Short Outstanding at April 30, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.00%	$1,000	06/15/2039	$1,074	$(2)
FHLMC TBA, 5.50%	300	05/15/2043	324	1
			$1,398	$(1)

At April 30, 2013, the aggregate value of these securities represents 0.2% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FFC	Federal Financing Corp.
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$907	$–	$907	$–
Common Stocks ‡	418,510	399,140	15,076	4,294
Corporate Bonds	61,408	–	59,653	1,755
Municipal Bonds	6,527	–	6,527	–
U.S. Government Agencies	8,765	–	8,765	–
U.S. Government Securities	106,980	3,313	103,667	–
Short-Term Investments	15,188	–	15,188	–
Total	$618,285	$402,453	$209,783	$6,049
Liabilities:
Securities Sold Short	$1,398	$–	$1,398	$–
Total	$1,398	$–	$1,398	$–

♦	For the six-month period ended April 30, 2013, investments valued at $4,127 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$5,658	$1,371	$(173	)*	$—	$—	$(2,562)	$—	$—	$4,294
Corporate Bonds	1,396	—	37	†	—	348	(26)	—	—	1,755
Total	$7,054	$1,371	$(136)		$—	$348	$(2,588)	$—	$—	$6,049

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(173).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $37.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $498,850)	$618,285
Cash	—
Receivables:
Investment securities sold	8,677
Fund shares sold	301
Dividends and interest	1,901
Other assets	79
Total assets	629,243
Liabilities:
Securities sold short, at market value (proceeds $1,397)	1,398
Payables:
Investment securities purchased	12,071
Fund shares redeemed	731
Investment management fees	68
Administrative fees	—
Distribution fees	38
Accrued expenses	174
Total liabilities	14,480
Net assets	$614,763
Summary of Net Assets:
Capital stock and paid-in-capital	$683,454
Undistributed net investment income	495
Accumulated net realized loss	(188,622)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	119,436
Net assets	$614,763

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.61/$18.63
Shares outstanding	29,010
Net assets	$510,810
Class B: Net asset value per share	$17.48
Shares outstanding	783
Net assets	$13,686
Class C: Net asset value per share	$17.62
Shares outstanding	4,892
Net assets	$86,177
Class R3: Net asset value per share	$17.79
Shares outstanding	26
Net assets	$468
Class R4: Net asset value per share	$17.80
Shares outstanding	78
Net assets	$1,380
Class R5: Net asset value per share	$17.83
Shares outstanding	7
Net assets	$133
Class Y: Net asset value per share	$17.84
Shares outstanding	118
Net assets	$2,109

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$4,625
Interest	2,800
Less: Foreign tax withheld	(59)
Total investment income	7,366

Expenses:
Investment management fees	1,986
Administrative services fees
Class R3	—
Class R4	1
Class R5	—
Transfer agent fees
Class A	567
Class B	40
Class C	65
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	607
Class B	73
Class C	402
Class R3	1
Class R4	2
Custodian fees	4
Accounting services fees	53
Registration and filing fees	45
Board of Directors' fees	8
Audit fees	8
Other expenses	61
Total expenses (before waivers and fees paid indirectly)	3,923
Expense waivers	(106)
Transfer agent fee waivers	(18)
Commission recapture	—
Total waivers and fees paid indirectly	(124)
Total expenses, net	3,799
Net Investment Income	3,567
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	11,171
Net realized gain on securities sold short	24
Net realized loss on foreign currency contracts	(1)
Net realized loss on other foreign currency transactions	(5)
Net Realized Gain on Investments and Foreign Currency Transactions	11,189
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	43,207
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	43,208
Net Gain on Investments and Foreign Currency Transactions	54,397
Net Increase in Net Assets Resulting from Operations	$57,964

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$3,567	$7,587
Net realized gain on investments and foreign currency transactions	11,189	22,355
Net unrealized appreciation of investments and foreign currency transactions	43,208	33,898
Net Increase in Net Assets Resulting from Operations	57,964	63,840
Distributions to Shareholders:
From net investment income
Class A	(3,209)	(7,249)
Class B	(29)	(113)
Class C	(240)	(593)
Class R3	(2)	(3)
Class R4	(9)	(38)
Class R5	(1)	(2)
Class Y	(17)	(37)
Total distributions	(3,507)	(8,035)
Capital Share Transactions:
Class A	(17,477)	(50,859)
Class B	(3,455)	(14,780)
Class C	244	(7,648)
Class R3	51	128
Class R4	(196)	(3,543)
Class R5	—	3
Class Y	122	(144)
Net decrease from capital share transactions	(20,711)	(76,843)
Net Increase (Decrease) in Net Assets	33,746	(21,038)
Net Assets:
Beginning of period	581,017	602,055
End of period	$614,763	$581,017
Undistributed (distribution in excess of) net investment income (loss)	$495	$435

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Balanced Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

17

The Hartford Balanced Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

18

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

19

The Hartford Balanced Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and

20

losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

21

The Hartford Balanced Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2013.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2013.

22

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

23

The Hartford Balanced Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$8,035	$7,279

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$435
Accumulated Capital Losses *	(198,810)
Unrealized Appreciation †	75,227
Total Accumulated Deficit	$(123,148)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(85)
Accumulated Net Realized Gain (Loss)	85

24

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$198,810
Total	$198,810

During the year ended October 31, 2012, the Fund utilized $17,469 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

25

The Hartford Balanced Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.18%
Class B	2.05
Class C	1.90
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.74

26

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $343 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	23%
Class R5	100
Class Y	7

27

The Hartford Balanced Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$43,468
Sales Proceeds Excluding U.S. Government Obligations	65,383
Cost of Purchases for U.S. Government Obligations	23,754
Sales Proceeds for U.S. Government Obligations	25,297

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,285	187	(2,536)	—	(1,064)	2,036	451	(5,782)	—	(3,295)
Amount	$21,522	$3,104	$(42,103)	$—	$(17,477)	$31,759	$6,974	$(89,592)	$—	$(50,859)
Class B
Shares	39	2	(249)	—	(208)	54	7	(1,023)	—	(962)
Amount	$636	$28	$(4,119)	$—	$(3,455)	$834	$109	$(15,723)	$—	$(14,780)
Class C
Shares	355	14	(357)	—	12	330	36	(859)	—	(493)
Amount	$5,965	$228	$(5,949)	$—	$244	$5,151	$557	$(13,356)	$—	$(7,648)
Class R3
Shares	4	—	(1)	—	3	8	—	—	—	8
Amount	$71	$2	$(22)	$—	$51	$134	$3	$(9)	$—	$128
Class R4
Shares	14	1	(27)	—	(12)	18	2	(254)	—	(234)
Amount	$242	$9	$(447)	$—	$(196)	$279	$38	$(3,860)	$—	$(3,543)
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$1	$(1)	$—	$—	$1	$2	$—	$—	$3
Class Y
Shares	8	1	(2)	—	7	12	2	(22)	—	(8)
Amount	$142	$16	$(36)	$—	$122	$182	$37	$(363)	$—	$(144)
Total
Shares	1,705	205	(3,172)	—	(1,262)	2,458	498	(7,940)	—	(4,984)
Amount	$28,578	$3,388	$(52,677)	$—	$(20,711)	$38,340	$7,720	$(122,903)	$—	$(76,843)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	107	$1,793
For the Year Ended October 31, 2012	342	$5,304

28

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

29

The Hartford Balanced Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

30

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31

The Hartford Balanced Fund

Financial Highlights

– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$16.06	$0.11	$1.55	$1.66	$(0.11)	$–	$–	$(0.11)	$17.61
B	15.94	0.04	1.53	1.57	(0.03)	–	–	(0.03)	17.48
C	16.07	0.05	1.55	1.60	(0.05)	–	–	(0.05)	17.62
R3	16.23	0.09	1.56	1.65	(0.09)	–	–	(0.09)	17.79
R4	16.23	0.12	1.57	1.69	(0.12)	–	–	(0.12)	17.80
R5	16.26	0.14	1.57	1.71	(0.14)	–	–	(0.14)	17.83
Y	16.27	0.15	1.57	1.72	(0.15)	–	–	(0.15)	17.84

For the Year Ended October 31, 2012
A	14.63	0.22	1.44	1.66	(0.23)	–	–	(0.23)	16.06
B	14.51	0.09	1.42	1.51	(0.08)	–	–	(0.08)	15.94
C	14.64	0.10	1.45	1.55	(0.12)	–	–	(0.12)	16.07
R3	14.78	0.18	1.47	1.65	(0.20)	–	–	(0.20)	16.23
R4	14.79	0.24	1.44	1.68	(0.24)	–	–	(0.24)	16.23
R5	14.81	0.28	1.46	1.74	(0.29)	–	–	(0.29)	16.26
Y	14.82	0.29	1.46	1.75	(0.30)	–	–	(0.30)	16.27

For the Year Ended October 31, 2011 (G)
A	14.23	0.18	0.40	0.58	(0.18)	–	–	(0.18)	14.63
B	14.10	0.05	0.41	0.46	(0.05)	–	–	(0.05)	14.51
C	14.24	0.07	0.41	0.48	(0.08)	–	–	(0.08)	14.64
R3	14.38	0.15	0.41	0.56	(0.16)	–	–	(0.16)	14.78
R4	14.39	0.19	0.41	0.60	(0.20)	–	–	(0.20)	14.79
R5	14.40	0.24	0.41	0.65	(0.24)	–	–	(0.24)	14.81
Y	14.41	0.25	0.41	0.66	(0.25)	–	–	(0.25)	14.82

For the Year Ended October 31, 2010
A	12.67	0.17	1.55	1.72	(0.16)	–	–	(0.16)	14.23
B	12.54	0.06	1.53	1.59	(0.03)	–	–	(0.03)	14.10
C	12.67	0.07	1.56	1.63	(0.06)	–	–	(0.06)	14.24
R3	12.81	0.13	1.58	1.71	(0.14)	–	–	(0.14)	14.38
R4	12.81	0.18	1.57	1.75	(0.17)	–	–	(0.17)	14.39
R5	12.82	0.21	1.58	1.79	(0.21)	–	–	(0.21)	14.40
Y	12.83	0.23	1.57	1.80	(0.22)	–	–	(0.22)	14.41

For the Year Ended October 31, 2009 (G)
A	10.80	0.21	1.94	2.15	(0.28)	–	–	(0.28)	12.67
B	10.69	0.12	1.92	2.04	(0.19)	–	–	(0.19)	12.54
C	10.80	0.12	1.94	2.06	(0.19)	–	–	(0.19)	12.67
R3	10.92	0.18	1.97	2.15	(0.26)	–	–	(0.26)	12.81
R4	10.92	0.17	2.01	2.18	(0.29)	–	–	(0.29)	12.81
R5	10.93	0.24	1.97	2.21	(0.32)	–	–	(0.32)	12.82
Y	10.93	0.28	1.95	2.23	(0.33)	–	–	(0.33)	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	(5.74)	(5.48)	(0.25)	(1.99)	–	(2.24)	10.80
B	18.34	0.15	(5.70)	(5.55)	(0.11)	(1.99)	–	(2.10)	10.69
C	18.51	0.16	(5.73)	(5.57)	(0.15)	(1.99)	–	(2.14)	10.80
R3	18.70	0.21	(5.78)	(5.57)	(0.22)	(1.99)	–	(2.21)	10.92
R4	18.70	0.26	(5.78)	(5.52)	(0.27)	(1.99)	–	(2.26)	10.92
R5	18.71	0.31	(5.79)	(5.48)	(0.31)	(1.99)	–	(2.30)	10.93
Y	18.71	0.33	(5.80)	(5.47)	(0.32)	(1.99)	–	(2.31)	10.93

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

32

– Ratios and Supplemental Data –

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

10.37	%(E)	$510,810	1.23	%(F)	1.18	%(F)	1.34	%(F)	8%
9.87	(E)	13,686	2.29	(F)	2.05	(F)	0.50	(F)	–
9.97	(E)	86,177	1.90	(F)	1.90	(F)	0.61	(F)	–
10.23	(E)	468	1.52	(F)	1.40	(F)	1.10	(F)	–
10.43	(E)	1,380	1.15	(F)	1.10	(F)	1.43	(F)	–
10.57	(E)	133	0.87	(F)	0.80	(F)	1.72	(F)	–
10.59	(E)	2,109	0.74	(F)	0.74	(F)	1.76	(F)	–

11.42		483,041	1.24		1.18		1.40		29
10.43		15,803	2.24		2.05		0.55		–
10.60		78,414	1.92		1.92		0.67		–
11.22		378	1.56		1.40		1.17		–
11.44		1,456	1.16		1.10		1.59		–
11.84		121	0.88		0.80		1.78		–
11.89		1,804	0.75		0.75		1.83		–

4.10		488,193	1.23		1.18		1.20		43
3.24		28,334	2.15		2.03		0.34		–
3.33		78,642	1.90		1.90		0.47		–
3.87		228	1.52		1.40		0.98		–
4.18		4,788	1.14		1.10		1.29		–
4.52		107	0.85		0.80		1.58		–
4.60		1,763	0.74		0.74		1.64		–

13.64		554,735	1.23		1.18		1.21		62
12.72		48,096	2.13		2.03		0.38		–
12.89		92,526	1.90		1.90		0.49		–
13.38		153	1.55		1.42		0.91		–
13.72		1,420	1.13		1.12		1.28		–
14.06		102	0.85		0.81		1.51		–
14.14		1,685	0.73		0.73		1.66		–

20.47		580,354	1.32		1.15		1.90		73
19.42		73,778	2.25		2.04		1.06		–
19.46		98,891	1.98		1.98		1.08		–
20.20		13	1.84		1.32		1.65		–
20.47		1,275	1.13		1.13		1.61		–
20.83		9	0.85		0.83		2.18		–
20.98		1,610	0.76		0.76		2.49		–

(33.24)		593,816	1.18		1.18		1.75		79
(33.80)		103,632	2.03		2.00		0.93		–
(33.68)		106,819	1.87		1.87		1.06		–
(33.39)		9	1.57		1.43		1.49		–
(33.16)		113	1.11		1.11		1.80		–
(32.96)		7	0.79		0.79		2.13		–
(32.91)		11,347	0.70		0.70		2.22		–

33

The Hartford Balanced Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

34

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

35

The Hartford Balanced Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Balanced Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,103.70	$6.16	$1,000.00	$1,018.93	$5.92	1.18%	181	365
Class B	$1,000.00	$1,098.70	$10.66	$1,000.00	$1,014.64	$10.23	2.05	181	365
Class C	$1,000.00	$1,099.70	$9.91	$1,000.00	$1,015.36	$9.51	1.90	181	365
Class R3	$1,000.00	$1,102.30	$7.31	$1,000.00	$1,017.84	$7.01	1.40	181	365
Class R4	$1,000.00	$1,104.30	$5.75	$1,000.00	$1,019.33	$5.52	1.10	181	365
Class R5	$1,000.00	$1,105.70	$4.18	$1,000.00	$1,020.82	$4.01	0.80	181	365
Class Y	$1,000.00	$1,105.90	$3.88	$1,000.00	$1,021.11	$3.73	0.74	181	365

37

The Hartford Balanced Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Balanced Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

38

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

The Hartford Balanced Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

40

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-B13 4/13 113290-1 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD BALANCED INCOME FUND 2013 Semi Annual Report

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Income Fund inception 07/31/2006
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

Performance Overview 7/31/06 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Balanced Income A#	8.12%	14.08%	8.28%	7.66%
Balanced Income A##		7.80%	7.06%	6.77%
Balanced Income B#	8.14%	13.98%	7.60%	6.95%
Balanced Income B##		8.98%	7.30%	6.95%
Balanced Income C#	7.68%	13.22%	7.48%	6.86%
Balanced Income C##		12.22%	7.48%	6.86%
Balanced Income I#	8.24%	14.34%	8.44%	7.79%
Balanced Income R3#	7.87%	13.69%	8.25%	7.74%
Balanced Income R4#	8.08%	14.10%	8.44%	7.88%
Balanced Income R5#	8.21%	14.38%	8.61%	8.00%
Balanced Income Y#	8.20%	14.56%	8.74%	8.10%
Balanced Income Fund Blended Index	8.40%	14.71%	7.02%	6.54%
Barclays Corporate Index	1.49%	7.92%	8.07%	7.43%
Russell 1000 Value Index	16.31%	21.80%	4.17%	4.11%

†	Not Annualized
▲	Inception: 07/31/2006
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Balanced Income Fund Blended Index is a blended index comprised of the following indices: Russell 1000 Value Index (45%), Barclays Corporate Index (44%), Barclays U.S. High-Yield 2% Capped Bond Index (5.5%) and JP Morgan EMBI Plus Bond Index (5.5%).

Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Income Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Balanced Income Class A	0.99%	1.04%
Balanced Income Class B	1.74%	1.87%
Balanced Income Class C	1.74%	1.79%
Balanced Income Class I	0.74%	0.81%
Balanced Income Class R3	1.24%	1.41%
Balanced Income Class R4	0.94%	1.17%
Balanced Income Class R5	0.69%	0.76%
Balanced Income Class Y	0.64%	0.74%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

W. Michael Reckmeyer, III, CFA	Scott I. St. John, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 8.12%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s blended benchmark (45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% Barclays U.S. High-Yield 2% Capped Bond Index, and 5.5% JP Morgan EMBI Plus Bond Index) which returned 8.40% for the same period. The Fund also underperformed the 8.76% average return in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

The Russell 1000 Value Index rose 16.31% during the period. The Information Technology (+28%), Consumer Discretionary (+22%), and Consumer Staples (+19%) sectors posted the sharpest gains, while Materials (+4%) and Energy (+8%) lagged on a relative basis during the period.

Within fixed income, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency mortgage-backed securities (MBS), outperformed Treasuries on a duration-adjusted basis. For the period, the Barclays Corporate Bond Index returned (+1.49%), the Barclays High-Yield 2% Capped Bond Index returned (+7.3%), and the JP Morgan EMBI Plus Bond Index returned (+2.6%).

3

The Hartford Balanced Income Fund
Manager Discussion – (continued) April 30, 2013 (Unaudited)

The equity portion of the Fund lagged its benchmark during the period due primarily to weak stock selection in Financials, Information Technology, and Consumer Staples. Among the top detractors from relative returns in the equity portion of the Fund were M&T Bank (Financials), Royal Dutch Shell (Energy), and Merck (Health Care). Shares of M&T Bank, a U.S.-based bank holding company, fell during the period over investor concern due to the uncertainty over M&T Bank’s proposed merger with Hudson City Bancorp. Shares of Royal Dutch Shell, a global integrated oil and gas company, fell during the period after the company posted disappointing quarterly earnings due to weak upstream performance which was primarily due to soft North American realizations and high costs. Shares of Merck, a global pharmaceutical company, underperformed during the period after the company announced a delay of Odanacatib (treatment for osteoporosis and bone metastasis), a drug which represents an important opportunity in Merck’s late stage pipeline. Stocks that detracted most from absolute returns included Consumer Discretionary company WPP and Energy company Exxon Mobil.

Among the top contributors to relative returns in the equity sleeve were BlackRock (Financials), Exxon Mobil (Energy), and Roche Holdings (Health Care). Shares of investment management firm BlackRock outperformed after the company reported better-than-expected fourth quarter revenue and earnings, in part due to strong markets. The firm posted strong organic net cash inflows and announced a 12% hike in its dividend. Shares of global integrated energy company Exxon fell during the period as fundamentals at the company continued to deteriorate, pressured by the company’s high cost base, which has been inflated by several recent acquisitions and caused profitability to suffer. Our relative underweight position in this benchmark-component contributed to relative returns. Shares of Roche Holding, a Swiss-based global health care company, contributed to relative returns during the period as the stock rose based on investor enthusiasm for progress in the oncology franchise pipeline. Johnson & Johnson (Health Care) and JPMorgan Chase (Financials) were also top contributors to absolute returns for the period.

The Fund’s fixed income component of the Fund outperformed its bond benchmark, Barclays Corporate Index, for the period due primarily to sector allocation. An overweight (i.e. the Fund’s position was greater than the benchmark position) to High Yield credit contributed positively to relative returns as the sector outperformed the blended index. Security selection within Investment Grade Credit and Emerging Market Debt also contributed positively to relative returns. Among investment grade corporates, overweights to the Banking and REIT sectors were additive to relative returns. Within the emerging markets debt portion of the Fund, security selection within Venezuela, Russia, and Mexico contributed positively to relative results, more than offsetting the negative contribution from allocations to Chile and Uruguay during the period.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities in an environment where equities outperformed the broad fixed income markets.

What is the outlook?

The world economy is slowly but steadily emerging from a post-bubble overhang. Looking into 2014, we expect all regions to strengthen economically while inflation is still subdued in parts of the world. Central banks are playing a key role in anchoring bond yields and helping the financial sector healing process. We believe the U.S. Federal Reserve Board is likely to tighten monetary policy later next year, while the ECB and BOJ are expected to leave monetary conditions accommodative for longer. Overall, we expect a return of a world economy that is determined by regional macro fundamentals rather than by swings in global risk sentiment.

Based on bottom-up stock decisions, we ended the period most overweight Industrials, Consumer Staples, and Information Technology in the equity portion of the Fund. Our largest equity underweights were Financials, Energy, and Consumer Discretionary, relative to the Russell 1000 Value Index.

We remain positive on the corporate bond market, although we are incrementally more cautious, given less attractive valuations. Our outlook for U.S. high-yield bonds remains positive, given strong fundamentals, relatively appealing yields, and a technical backdrop that is still supportive, albeit less robust than last year. Despite the soft start to the year, we remain positive on emerging markets debt and we maintained a modestly pro-risk stance in portfolios at the end of the period. The fundamental story remains intact: most countries continue to have low debt burdens, solid fiscal management, abundant reserves, and manageable inflation.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its blended benchmark.

4

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.3%
Aa / AA	2.0
A	13.1
Baa / BBB	22.2
Ba / BB	4.7
B	3.1
Caa / CCC or Lower	1.7
Unrated	0.3
U.S. Government Agencies and Securities	2.4
Non-Debt Securities and Other Short-Term Instruments	49.5
Other Assets & Liabilities	0.7
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Equity Securities
Banks (Financials)	4.1%
Capital Goods (Industrials)	4.2
Consumer Durables and Apparel (Consumer Discretionary)	0.6
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	2.8
Energy (Energy)	5.6
Finance (Financials)	0.4
Food and Staples Retailing (Consumer Staples)	0.6
Food, Beverage and Tobacco (Consumer Staples)	4.0
Household and Personal Products (Consumer Staples)	0.8
Insurance (Financials)	2.3
Materials (Materials)	1.9
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.4
Semiconductors and Semiconductor Equipment (Information Technology)	2.7
Services (Industrials)	0.4
Software and Services (Information Technology)	1.5
Technology (Industrials)	1.0
Technology Hardware and Equipment (Information Technology)	0.7
Telecommunication Services (Services)	1.3
Transportation (Industrials)	0.5
Utilities (Utilities)	2.8
Total	46.3%
Fixed Income Securities
Accommodation and Food Services (Services)	0.1%
Administrative Waste Management and Remediation (Services)	0.3
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.0
Air Transportation (Transportation)	0.1
Airport Revenues (Airport Revenues)	0.0
Arts, Entertainment and Recreation (Services)	2.9
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.1
Chemical Manufacturing (Basic Materials)	0.5
Computer and Electronic Product Manufacturing (Technology)	0.6
Construction (Consumer Cyclical)	0.1
Couriers and Messengers (Services)	0.0
Electrical Equipment and Appliance Manufacturing (Technology)	0.1
Fabricated Metal Product Manufacturing (Basic Materials)	0.0
Finance and Insurance (Finance)	18.8
Food Manufacturing (Consumer Staples)	0.6
Food Services (Consumer Cyclical)	0.1
Furniture and Related Product Manufacturing (Consumer Cyclical)	0.1
Gas Utilities (Utilities)	0.1
General Obligations (General Obligations)	0.2
Health Care and Social Assistance (Health Care)	2.3
Information (Technology)	2.3
Leather and Allied Product Manufacturing (Consumer Cyclical)	0.1

5

The Hartford Balanced Income Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

Industry (Sector)	Percentage of Net Assets
Fixed Income Securities - (continued)
Machinery Manufacturing (Capital Goods)	0.2%
Mining (Basic Materials)	0.6
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.5
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.3
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.1
Other Services (Services)	0.1
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	3.3
Pipeline Transportation (Utilities)	0.6
Plastics and Rubber Products Manufacturing (Basic Materials)	0.1
Primary Metal Manufacturing (Basic Materials)	0.3
Printing and Related Support Activities (Services)	0.0
Professional, Scientific and Technical Services (Services)	0.1
Rail Transportation (Transportation)	0.3
Real Estate, Rental and Leasing (Finance)	1.2
Retail Trade (Consumer Cyclical)	1.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.1
Transportation (Transportation)	0.1
Transportation Equipment Manufacturing (Transportation)	0.1
Truck Transportation (Transportation)	0.2
Utilities (Utilities)	2.7
Water Transportation (Transportation)	0.0
Wholesale Trade (Consumer Cyclical)	0.3
Total	42.9%
Foreign Government Obligations	4.5%
U.S. Government Securities	1.7
Short-Term Investments	3.9
Other Assets and Liabilities	0.7
Total	100.0%

6

The Hartford Balanced Income Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 46.2%
	Banks - 4.1%
494	BB&T Corp.	$15,214
430	M&T Bank Corp.	43,053
199	National Bank of Canada	15,053
224	US Bancorp	7,445
1,285	Wells Fargo & Co.	48,795
		129,560
	Capital Goods - 4.2%
280	3M Co.	29,294
561	Eaton Corp. plc	34,454
313	Illinois Tool Works, Inc.	20,180
91	Lockheed Martin Corp.	9,042
103	Schneider Electric S.A.	7,839
185	Stanley Black & Decker, Inc.	13,814
221	United Technologies Corp.	20,151
		134,774
	Consumer Durables and Apparel - 0.6%
394	Mattel, Inc.	17,976

	Consumer Services - 0.4%
132	McDonald's Corp.	13,500

	Diversified Financials - 2.7%
144	BlackRock, Inc.	38,456
964	JP Morgan Chase & Co.	47,263
		85,719
	Energy - 5.6%
296	BP plc ADR	12,890
513	Chevron Corp.	62,566
328	ConocoPhillips Holding Co.	19,853
412	Exxon Mobil Corp.	36,700
1,301	Royal Dutch Shell plc Class B	45,623
		177,632
	Finance - 0.4%
170	Ameriprise Financial, Inc.	12,656

	Food and Staples Retailing - 0.6%
531	Sysco Corp.	18,502

	Food, Beverage and Tobacco - 4.0%
366	Altria Group, Inc.	13,355
97	British American Tobacco plc	5,355
185	General Mills, Inc.	9,348
324	Imperial Tobacco Group plc	11,580
532	Kraft Foods Group, Inc.	27,402
115	PepsiCo, Inc.	9,466
313	Philip Morris International, Inc.	29,918
468	Unilever N.V. NY Shares ADR	19,873
		126,297
	Household and Personal Products - 0.8%
100	Kimberly-Clark Corp.	10,330
182	Procter & Gamble Co.	14,001
		24,331
	Insurance - 2.3%
163	ACE Ltd.	14,517
1,361	Marsh & McLennan Cos., Inc.	51,747
80	Swiss Re Ltd.	6,366
		72,630
	Materials - 1.9%
494	Dow Chemical Co.	16,735
254	E.I. DuPont de Nemours & Co.	13,822
355	International Paper Co.	16,681
288	Nucor Corp.	12,542
		59,780
	Media - 1.3%
381	Thomson Reuters Corp.	12,770
154	Time Warner Cable, Inc.	14,471
972	WPP plc	16,074
		43,315
	Pharmaceuticals, Biotechnology and Life Sciences - 6.4%
291	AstraZeneca plc ADR	15,101
813	Johnson & Johnson	69,278
1,135	Merck & Co., Inc.	53,337
1,258	Pfizer, Inc.	36,580
125	Roche Holding AG	31,238
		205,534
	Semiconductors and Semiconductor Equipment - 2.7%
694	Analog Devices, Inc.	30,522
1,216	Intel Corp.	29,125
318	Linear Technology Corp.	11,622
249	Maxim Integrated Products, Inc.	7,695
184	Texas Instruments, Inc.	6,680
		85,644
	Services - 0.4%
292	Waste Management, Inc.	11,970

	Software and Services - 1.5%
1,439	Microsoft Corp.	47,618

	Technology - 1.0%
1,432	General Electric Co.	31,911

	Technology Hardware and Equipment - 0.7%
1,010	Cisco Systems, Inc.	21,136

	Telecommunication Services - 1.3%
497	AT&T, Inc.	18,635
282	Verizon Communications, Inc.	15,175
285	Vodafone Group plc ADR	8,723
		42,533
	Transportation - 0.5%
206	United Parcel Service, Inc. Class B	17,670

	Utilities - 2.8%
81	American Electric Power Co., Inc.	4,178
63	Dominion Resources, Inc.	3,911
1,528	National Grid plc	19,484
164	NextEra Energy, Inc.	13,439
216	Northeast Utilities	9,802
61	PG&E Corp.	2,931
60	PPL Corp.	1,993
422	UGI Corp.	17,299
529	Xcel Energy, Inc.	16,816
		89,853
	Total common stocks
	(cost $1,255,474)	$1,470,541

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
23	Citigroup Capital XIII	$636
25	GMAC Capital Trust I ۞	694
		1,330
	Insurance - 0.0%
45	Allstate (The) Corp.	1,208

	Telecommunication Services - 0.0%
7	Intelsat S.A., 5.75% ۞	393

	Total preferred stocks
	(cost $2,736)	$2,931

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5%
	Finance and Insurance - 1.4%
	Banc of America Funding Corp.
$1,278	0.50%, 05/20/2047 Δ	$1,111
1,398	5.77%, 05/25/2037	1,237
	BCAP LLC Trust
651	0.37%, 01/25/2037 Δ	495
	Bear Stearns Adjustable Rate Mortgage Trust
1,265	2.32%, 08/25/2035 Δ	1,284
358	2.47%, 10/25/2035 Δ	347
	Bear Stearns Alt-A Trust
312	0.58%, 05/25/2036 Δ	199
	Bear Stearns Commercial Mortgage Securities, Inc.
455	5.20%, 12/11/2038	513
550	5.54%, 09/11/2041 - 10/12/2041	622
	Cabela's Master Credit Card Trust
3,600	2.71%, 02/17/2026 ■	3,648
	Citigroup Commercial Mortgage Trust, Inc.
1,296	0.55%, 03/25/2037 Δ	694
	Commercial Mortgage Pass-Through Certificates
1,000	4.34%, 12/10/2045 ■Δ	756
1,100	4.73%, 10/15/2045 ■Δ	1,090
1,130	4.77%, 11/15/2045 ■Δ	1,129
100	5.94%, 06/10/2046 Δ	113
	Community or Commercial Mortgage Trust
380	4.34%, 12/10/2045 ■Δ	369
	Countrywide Alternative Loan Trust
321	0.52%, 11/25/2035 Δ	251
	Countrywide Home Loans, Inc.
377	2.99%, 04/20/2036 Δ	258
917	3.08%, 09/25/2047 Δ	766
	CS First Boston Mortgage Securities Corp.
754	5.50%, 06/25/2035	753
	Fieldstone Mortgage Investment Corp.
455	0.54%, 04/25/2047 Δ	285
	First Franklin Mortgage Loan Trust
1,602	0.44%, 04/25/2036 Δ	972
	First Horizon Alternative Mortgage Securities
838	2.33%, 04/25/2036 Δ	682
2,253	2.36%, 09/25/2035 Δ	2,002
	GMAC Mortgage Corp. Loan Trust
286	3.87%, 04/19/2036 Δ	250
	Goldman Sachs Mortgage Securities Trust
855	4.86%, 11/10/2045 ■Δ	863
	GSAA Home Equity Trust
314	0.27%, 03/25/2047 Δ	210
2,355	0.28%, 02/25/2037 Δ	1,295
355	0.29%, 12/25/2036 Δ	196
422	0.30%, 03/25/2037 Δ	226
249	0.43%, 04/25/2047 Δ	157
	GSAMP Trust
214	0.30%, 02/25/2037 Δ	117
641	0.40%, 11/25/2036 Δ	365
	GSR Mortgage Loan Trust
411	0.70%, 11/25/2035 Δ	317
1,529	2.78%, 01/25/2036 Δ	1,312
	Harborview Mortgage Loan Trust
503	0.39%, 01/19/2038 Δ	414
747	0.42%, 05/19/2047 Δ	369
543	0.56%, 09/19/2035 Δ	435
	IndyMac Index Mortgage Loan Trust
273	0.49%, 01/25/2036 Δ	178
825	0.60%, 07/25/2046 Δ	421
449	2.49%, 01/25/2036 Δ	418
587	2.56%, 08/25/2035 Δ	467
94	2.91%, 12/25/2036 Δ	80
618	2.92%, 09/25/2036 Δ	463
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,248	4.67%, 10/15/2045 ■Δ	1,230
850	5.31%, 08/15/2046 ■Δ	914
266	5.47%, 04/15/2043 Δ	297
	JP Morgan Mortgage Trust
416	2.88%, 04/25/2037 Δ	354
1,436	4.13%, 05/25/2036 Δ	1,294
	Lehman XS Trust
438	0.41%, 07/25/2046 Δ	329
	Merrill Lynch Mortgage Investors Trust
456	2.88%, 07/25/2035 Δ	384
100	5.05%, 07/12/2038	109
	Morgan Stanley ABS Capital I
1,951	0.26%, 12/25/2036 Δ	1,074
	Morgan Stanley Capital I
99	5.23%, 09/15/2042	107
	Morgan Stanley Mortgage Loan Trust
2,162	0.37%, 05/25/2036 - 11/25/2036 Δ	1,083
	Option One Mortgage Loan Trust
355	0.45%, 03/25/2037 Δ	180
	Residential Accredit Loans, Inc.
524	2.99%, 11/25/2037 Δ	293
	Residential Asset Securitization Trust
588	0.65%, 03/25/2035 Δ	452
	RFMSI Trust
233	3.22%, 04/25/2037 Δ	201
	SBA Tower Trust
1,050	2.93%, 12/15/2017 ■	1,088
205	4.25%, 04/15/2015 ■Δ	213
	Securitized Asset Backed Receivables LLC
1,115	0.29%, 07/25/2036 Δ	541

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5% - (continued)
	Finance and Insurance - 1.4% - (continued)
	Sequoia Mortgage Trust
$433	2.60%, 07/20/2037 Δ	$357
	Soundview Home Equity Loan Trust, Inc.
620	0.35%, 06/25/2037 Δ	376
	Structured Adjustable Rate Mortgage Loan Trust
903	0.50%, 09/25/2034 Δ	792
	Structured Asset Mortgage Investments Trust
249	0.42%, 05/25/2046 Δ	144
434	0.48%, 02/25/2036 Δ	340
	Wells Fargo Commercial Mortgage Trust
360	4.78%, 10/15/2045 ■Δ	359
	Wells Fargo Mortgage Backed Securities Trust
398	5.15%, 10/25/2035 Δ	393
	WF-RBS Commercial Mortgage Trust
745	4.46%, 12/15/2045 ■Δ	595
1,000	4.80%, 11/15/2045 ■Δ	998
		42,626
	Real Estate, Rental and Leasing - 0.1%
	ARI Fleet Lease Trust
3,865	0.50%, 01/15/2021 ■Δ	3,856

	Total asset & commercial mortgage backed securities
	(cost $42,211)	$46,482

CORPORATE BONDS - 41.0%
	Accommodation and Food Services - 0.1%
	Caesars Entertainment Operating Co., Inc.
$500	8.50%, 02/15/2020	$483
	Caesars Operating Escrow
435	9.00%, 02/15/2020 ■	428
	Choice Hotels International, Inc.
351	5.70%, 08/28/2020	388
960	5.75%, 07/01/2022	1,075
	Harrah's Operating Co., Inc.
620	11.25%, 06/01/2017	656
	Wynn Las Vegas LLC
130	5.38%, 03/15/2022	141
250	7.75%, 08/15/2020	286
260	7.88%, 05/01/2020	296
		3,753
	Administrative Waste Management and Remediation - 0.3%
	Casella Waste Systems, Inc.
625	7.75%, 02/15/2019	605
	Clean Harbors, Inc.
120	5.13%, 06/01/2021 ■	126
150	5.25%, 08/01/2020	158
	Equinix, Inc.
45	4.88%, 04/01/2020	47
260	5.38%, 04/01/2023	272
95	7.00%, 07/15/2021	108
	Iron Mountain, Inc.
175	5.75%, 08/15/2024	180
785	7.75%, 10/01/2019	887
525	8.38%, 08/15/2021	587
	Republic Services, Inc.
2,850	3.55%, 06/01/2022	3,015
595	3.80%, 05/15/2018	655
	Waste Management, Inc.
1,800	2.60%, 09/01/2016	1,887
250	6.38%, 03/11/2015	275
300	7.38%, 05/15/2029	402
		9,204
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Ainsworth Lumber Ltd.
355	7.50%, 12/15/2017 ■	387
	Weyerhaeuser Co.
110	7.38%, 03/15/2032	150
		537
	Air Transportation - 0.1%
	Continental Airlines, Inc.
1,760	4.00%, 10/29/2024	1,852
18	5.98%, 04/19/2022	20
37	6.90%, 04/19/2022	40
		1,912
	Arts, Entertainment and Recreation - 2.9%
	AMC Entertainment, Inc.
1,100	8.75%, 06/01/2019	1,212
956	9.75%, 12/01/2020	1,111
	Bresnan Broadband Holdings LLC
150	8.00%, 12/15/2018 ■	164
	BSKYB Finance UK plc
350	6.50%, 10/15/2035 ■	445
	CBS Corp.
920	3.38%, 03/01/2022	960
150	5.50%, 05/15/2033	163
1,000	5.75%, 04/15/2020	1,197
1,250	8.88%, 05/15/2019	1,672
	CCO Holdings LLC
1,185	5.25%, 09/30/2022	1,207
720	5.75%, 01/15/2024 ☼	750
45	6.50%, 04/30/2021	49
500	6.63%, 01/31/2022	550
309	7.25%, 10/30/2017	335
575	7.38%, 06/01/2020	645
215	8.13%, 04/30/2020	243
	Cedar Fair L.P.
450	5.25%, 03/15/2021 ■	460
	Cinemark USA, Inc.
90	5.13%, 12/15/2022 ■	93
	Citycenter Holdings LLC
365	7.63%, 01/15/2016	392

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Income Fund

Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
		Arts, Entertainment and Recreation - 2.9% - (continued)
		Comcast Corp.
	$4,975	4.25%, 01/15/2033	$5,260
	1,000	5.65%, 06/15/2035	1,219
	900	5.70%, 05/15/2018 - 07/01/2019	1,102
	1,000	5.90%, 03/15/2016	1,143
	1,250	6.40%, 05/15/2038	1,671
	1,980	6.45%, 03/15/2037	2,647
	1,500	6.95%, 08/15/2037	2,103
	510	7.05%, 03/15/2033	710
		DirecTV Holdings LLC
	2,455	1.75%, 01/15/2018	2,456
	2,000	3.13%, 02/15/2016	2,107
	200	3.55%, 03/15/2015	209
	2,100	3.80%, 03/15/2022	2,206
	305	4.60%, 02/15/2021	340
	325	5.00%, 03/01/2021	370
	146	5.20%, 03/15/2020	170
	175	6.00%, 08/15/2040	196
	400	6.38%, 03/01/2041	467
		Discovery Communications, Inc.
	665	3.25%, 04/01/2023	692
	290	3.70%, 06/01/2015	307
		Emdeon, Inc.
	791	11.00%, 12/31/2019	923
		Fidelity National Information Services, Inc.
	280	5.00%, 03/15/2022	309
	95	7.63%, 07/15/2017	101
		Gray Television, Inc.
	1,125	7.50%, 10/01/2020	1,221
		Great Canadian Gaming Co.
CAD	190	6.63%, 07/25/2022 ■	198
		Greektown Superholdings, Inc.
	510	13.00%, 07/01/2015	548
		Grupo Televisa S.A.
	95	6.63%, 01/15/2040	123
		Isle of Capri Casinos, Inc.
	120	7.75%, 03/15/2019	132
	290	8.88%, 06/15/2020	319
		NBC Universal Enterprise
	1,540	1.66%, 04/15/2018 ■	1,558
	2,745	1.97%, 04/15/2019 ■	2,791
	600	5.25%, 12/19/2049 ■	606
		NBC Universal Media LLC
	1,900	2.88%, 01/15/2023	1,954
	770	3.65%, 04/30/2015	815
	1,350	5.95%, 04/01/2041	1,728
		NCR Corp.
	430	4.63%, 02/15/2021 ■	430
		Net Servicos De Comnicacao S.A.
	323	7.50%, 01/27/2020	363
		News America Holdings, Inc.
	75	7.75%, 12/01/2045	107
	100	8.88%, 04/26/2023	140
		News America, Inc.
	4,925	3.00%, 09/15/2022	4,995
	850	6.15%, 02/15/2041	1,068
	285	6.40%, 12/15/2035	362
	2,450	6.90%, 03/01/2019	3,095
		Regal Cinemas Corp.
	195	8.63%, 07/15/2019	216
		Regal Entertainment Group
	138	5.75%, 02/01/2025	139
	120	9.13%, 08/15/2018	134
		Sinclair Television Group, Inc.
	260	9.25%, 11/01/2017 ■	282
		Sirius XM Radio, Inc.
	1,040	5.25%, 08/15/2022 ■	1,074
		Time Warner Cable, Inc.
	1,290	4.00%, 09/01/2021	1,397
	1,040	4.50%, 09/15/2042	989
	2,150	5.88%, 11/15/2040	2,394
	2,000	6.55%, 05/01/2037	2,414
	625	6.75%, 06/15/2039	773
	300	7.30%, 07/01/2038	388
	970	8.25%, 04/01/2019	1,273
		Time Warner Entertainment Co., L.P.
	30	8.38%, 03/15/2023	42
		Time Warner, Inc.
	360	3.40%, 06/15/2022	380
	600	4.00%, 01/15/2022	662
	2,275	4.88%, 03/15/2020	2,649
	1,500	5.88%, 11/15/2016	1,747
	1,985	6.10%, 07/15/2040	2,436
	350	6.25%, 03/29/2041	436
	75	6.63%, 05/15/2029	96
	1,010	7.63%, 04/15/2031	1,427
		Univision Communications, Inc.
	1,060	6.75%, 09/15/2022 ■	1,177
		Viacom, Inc.
	305	1.25%, 02/27/2015	307
	2,450	4.25%, 09/15/2015	2,638
	470	4.38%, 09/15/2014	493
	2,129	4.38%, 03/15/2043 ■	2,028
	500	4.50%, 03/01/2021	560
	340	6.13%, 10/05/2017	405
		Videotron Ltee
	245	5.00%, 07/15/2022	252
		Virgin Media Finance plc
	220	5.25%, 02/15/2022	224
		Virgin Media Secured Finance plc
	500	5.25%, 01/15/2021	539
	100	6.50%, 01/15/2018	106
			90,986
		Beverage and Tobacco Product Manufacturing - 1.1%
		Altria Group, Inc.
	3,800	2.85%, 08/09/2022	3,792
	550	8.50%, 11/10/2013	573
	115	9.25%, 08/06/2019	161
	451	9.70%, 11/10/2018	632
	185	10.20%, 02/06/2039	315
		Anheuser-Busch InBev Worldwide, Inc.
	3,570	1.38%, 07/15/2017	3,618
	3,815	5.38%, 11/15/2014 - 01/15/2020	4,558
	100	8.00%, 11/15/2039	161
	500	8.20%, 01/15/2039	826

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Beverage and Tobacco Product Manufacturing - 1.1% - (continued)
	Constellation Brands, Inc.
$190	4.25%, 05/01/2023 ☼	$190
585	6.00%, 05/01/2022	675
	Diageo Capital plc
1,850	1.13%, 04/29/2018	1,843
180	5.75%, 10/23/2017	215
	International CCE, Inc.
500	3.50%, 09/15/2020	534
	Lorillard Tobacco Co.
1,210	8.13%, 06/23/2019	1,549
	Molson Coors Brewing Co.
476	2.00%, 05/01/2017	490
110	3.50%, 05/01/2022	116
3,310	5.00%, 05/01/2042	3,662
	PepsiCo, Inc.
750	7.90%, 11/01/2018	999
	Pernod-Ricard S.A.
190	4.45%, 01/15/2022 ■	212
500	5.50%, 01/15/2042 ■	580
2,290	5.75%, 04/07/2021 ■	2,754
	Philip Morris International, Inc.
1,400	1.13%, 08/21/2017	1,400
2,100	2.63%, 03/06/2023	2,109
400	5.65%, 05/16/2018	482
400	6.38%, 05/16/2038	534
	Reynolds American, Inc.
1,345	3.25%, 11/01/2022	1,354
685	7.63%, 06/01/2016	814
100	7.75%, 06/01/2018	127
		35,275
	Chemical Manufacturing - 0.5%
	Agrium, Inc.
1,650	3.15%, 10/01/2022	1,657
200	6.75%, 01/15/2019	245
	Celanese U.S. Holdings LLC
50	6.63%, 10/15/2018	55
	CF Industries Holdings, Inc.
195	6.88%, 05/01/2018	234
35	7.13%, 05/01/2020	44
	Dow Chemical Co.
2,850	4.25%, 11/15/2020	3,165
100	5.90%, 02/15/2015	109
	E.I. DuPont de Nemours & Co.
3,650	2.80%, 02/15/2023	3,749
	Ecolab, Inc.
500	1.45%, 12/08/2017	498
1,285	3.00%, 12/08/2016	1,366
	EuroChem Mineral & Chemical Co.
330	5.13%, 12/12/2017 ■	338
	Ferro Corp.
680	7.88%, 08/15/2018	716
	Hexion Specialty Chemicals
245	8.88%, 02/01/2018	260
	Hexion U.S. Finance Corp.
215	6.63%, 04/15/2020	224
225	9.00%, 11/15/2020	234
	Ineos Group Holdings plc
1,450	8.50%, 02/15/2016 ■	1,474
	MPM Escrow LLC/MPM Finance Corp.
370	8.88%, 10/15/2020	403
	PTT Global Chemical PCL
200	4.25%, 09/19/2022 ■	213
	Sinopec Group Overseas Development 2012 Ltd.
245	3.90%, 05/17/2022 ■	263
		15,247
	Computer and Electronic Product Manufacturing - 0.6%
	Apple, Inc.
1,770	2.40%, 05/03/2023	1,768
685	3.85%, 05/04/2043	681
	CDW Escrow Corp.
1,722	8.50%, 04/01/2019	1,931
	eAccess Ltd.
75	8.25%, 04/01/2018 ■	84
	Esterline Technologies Corp.
265	7.00%, 08/01/2020	293
	Freescale Semiconductor, Inc.
190	8.05%, 02/01/2020	205
1,065	9.25%, 04/15/2018 ■	1,171
44	10.75%, 08/01/2020	50
	Hewlett-Packard Co.
2,000	2.60%, 09/15/2017	2,035
2,380	2.65%, 06/01/2016	2,440
365	3.75%, 12/01/2020	364
635	4.30%, 06/01/2021	642
1,475	4.65%, 12/09/2021	1,526
1,015	4.75%, 06/02/2014	1,056
	Jabil Circuit, Inc.
380	5.63%, 12/15/2020	408
	Micron Technology, Inc.
301	1.63%, 02/15/2033۞■	341
237	2.13%, 02/15/2033۞■	264
	ON Semiconductor Corp.
271	2.63%, 12/15/2026۞	308
	Raytheon Co.
1,250	4.88%, 10/15/2040	1,431
	Seagate HDD Cayman
350	6.88%, 05/01/2020	380
51	7.00%, 11/01/2021	56
	Sensata Technologies B.V.
285	4.88%, 10/15/2023 ■	291
	Siemens Financieringsmaatschappij N.V.
1,300	6.13%, 08/17/2026 ■	1,727
		19,452
	Construction - 0.1%
	Aguila 3 S.A.
165	7.88%, 01/31/2018 ■	178
	American Builders & Contractors Supply Co., Inc.
190	5.63%, 04/15/2021 ■	197
	Empresas ICA, S.A.B. de C.V.
250	8.90%, 02/04/2021 §	243
	K Hovnanian Enterprises, Inc.
885	9.13%, 11/15/2020 ■	1,004
	KB Home
492	1.38%, 02/01/2019۞	570
365	7.50%, 09/15/2022	416
411	8.00%, 03/15/2020	484

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Construction - 0.1% - (continued)
	Lennar Corp.
$725	4.75%, 12/15/2017	$768
455	4.75%, 11/15/2022 ■	458
95	5.60%, 05/31/2015	102
	Pulte Homes, Inc.
130	6.38%, 05/15/2033	132
	Ryland Group, Inc.
150	5.38%, 10/01/2022	156
		4,708
	Couriers and Messengers - 0.0%
	United Parcel Service, Inc.
1,540	2.45%, 10/01/2022	1,550

	Electrical Equipment and Appliance Manufacturing - 0.1%
	General Electric Co.
2,550	0.85%, 10/09/2015	2,565
1,000	2.70%, 10/09/2022	1,030
795	4.13%, 10/09/2042	841
		4,436
	Fabricated Metal Product Manufacturing - 0.0%
	Anixter International, Inc.
145	5.63%, 05/01/2019	155
	Ball Corp.
135	5.00%, 03/15/2022	143
240	5.75%, 05/15/2021	262
	Crown Americas, Inc.
55	6.25%, 02/01/2021	61
	Ply Gem Industries, Inc.
310	9.38%, 04/15/2017	342
		963
	Finance and Insurance - 17.4%
	Abbey National Treasury Services plc
200	3.88%, 11/10/2014 ■	208
	ABN Amro Bank N.V.
1,000	4.25%, 02/02/2017 ■	1,099
	ACE Capital Trust II
90	9.70%, 04/01/2030	132
	Ace INA Holdings, Inc.
3,700	2.70%, 03/13/2023	3,766
	Akbank T.A.S.
185	3.88%, 10/24/2017 ■	192
150	5.00%, 10/24/2022 ■	160
	Allied World Assurance Co., Ltd.
20	7.50%, 08/01/2016	24
	Allstate (The) Corp.
500	5.55%, 05/09/2035	621
1,010	7.45%, 05/16/2019	1,333
	Ally Financial, Inc.
650	6.75%, 12/01/2014	698
125	7.50%, 09/15/2020	154
590	8.00%, 03/15/2020	742
	American Express Co.
1,700	1.75%, 06/12/2015	1,738
5,127	2.65%, 12/02/2022	5,138
1,700	7.00%, 03/19/2018	2,132
250	7.25%, 05/20/2014	267
	American Express Credit Corp.
325	2.75%, 09/15/2015	341
1,750	2.80%, 09/19/2016	1,856
	American Honda Finance Corp.
2,730	1.60%, 02/16/2018 ■	2,762
	American International Group, Inc.
360	3.65%, 01/15/2014	368
605	3.80%, 03/22/2017	656
950	4.88%, 09/15/2016 - 06/01/2022	1,085
100	5.05%, 10/01/2015	109
375	5.45%, 05/18/2017	429
1,300	5.85%, 01/16/2018	1,525
3,050	6.40%, 12/15/2020	3,816
2,125	8.18%, 05/15/2058	2,874
525	8.25%, 08/15/2018	681
	AmeriGas Finance LLC
240	6.75%, 05/20/2020	266
	Ameriprise Financial, Inc.
1,265	5.30%, 03/15/2020	1,521
370	5.65%, 11/15/2015	415
	Aon Corp.
656	3.13%, 05/27/2016	695
275	5.00%, 09/30/2020	322
	Ausdrill Finance Pty. Ltd.
770	6.88%, 11/01/2019 ■	778
	Banco Davivienda S.A.
335	2.95%, 01/29/2018 ■	330
	Banco de Credito del Peru/Panama
30	5.38%, 09/16/2020 §	33
71	6.88%, 09/16/2026 ■	81
	Banco do Brasil
225	3.88%, 10/10/2022	223
800	6.25%, 04/15/2024 ■♠	799
	Banco Santander S.A.
195	4.13%, 11/09/2022 ■	196
	Bancolombia S.A.
1,016	5.13%, 09/11/2022	1,038
125	6.13%, 07/26/2020	137
	Bank of America Corp.
500	1.50%, 10/09/2015	503
2,700	3.88%, 03/22/2017	2,913
1,500	4.90%, 05/01/2013	1,500
5,425	5.63%, 07/01/2020	6,438
915	5.65%, 05/01/2018	1,062
2,115	5.70%, 01/24/2022	2,521
2,040	5.75%, 12/01/2017	2,371
3,665	5.88%, 01/05/2021 - 02/07/2042	4,459
2,960	6.00%, 09/01/2017	3,442
3,645	7.63%, 06/01/2019	4,667
	Bank of India London
400	3.63%, 09/21/2018 ■	404
	Barclays Bank plc
146	5.14%, 10/14/2020	157
6,530	6.05%, 12/04/2017 ■	7,393
	BB&T Corp.
200	4.90%, 06/30/2017	226
	BBVA Banco Continental S.A.
475	3.25%, 04/08/2018 ■	476

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Finance and Insurance - 17.4% - (continued)
	Bear Stearns & Co., Inc.
$1,750	5.30%, 10/30/2015	$1,931
1,000	5.70%, 11/15/2014	1,075
1,210	7.25%, 02/01/2018	1,507
	Berkshire Hathaway, Inc.
3,400	1.55%, 02/09/2018	3,458
	BM&F Bovespa S.A.
385	5.50%, 07/16/2020 §	430
	BNP Paribas
8,430	2.38%, 09/14/2017	8,646
1,050	3.25%, 03/03/2023	1,058
	Boston Properties L.P.
435	3.70%, 11/15/2018	480
	BP Capital Markets plc
2,250	1.38%, 11/06/2017	2,272
1,675	2.25%, 11/01/2016	1,745
375	3.13%, 10/01/2015	397
3,800	3.25%, 05/06/2022	4,010
	Branch Banking & Trust Co.
250	5.63%, 09/15/2016	284
	Brandywine Operating Partnership L.P.
3,325	3.95%, 02/15/2023	3,419
1,100	4.95%, 04/15/2018	1,226
215	5.70%, 05/01/2017	244
150	7.50%, 05/15/2015	168
	Brazil Minas SPE via State of Minas Gerais
1,775	5.33%, 02/15/2028 ■	2,009
	Capital One Bank
1,596	3.38%, 02/15/2023	1,624
	Capital One Financial Corp.
2,800	1.00%, 11/06/2015	2,792
1,006	2.15%, 03/23/2015	1,027
500	4.75%, 07/15/2021	574
1,075	6.15%, 09/01/2016	1,233
125	6.75%, 09/15/2017	151
325	7.38%, 05/23/2014	348
	Capital One National Association
3,490	1.50%, 03/22/2018	3,479
	Caterpillar Financial Services Corp.
1,710	1.63%, 06/01/2017	1,747
2,100	2.05%, 08/01/2016	2,183
	Cigna Corp.
1,700	4.00%, 02/15/2022	1,875
800	5.38%, 02/15/2042	942
900	5.88%, 03/15/2041	1,112
	CIT Group, Inc.
335	5.00%, 05/15/2017	365
686	5.25%, 03/15/2018	758
545	5.38%, 05/15/2020	614
180	5.50%, 02/15/2019 ■	203
70	6.63%, 04/01/2018 ■	82
	Citigroup, Inc.
3,155	1.25%, 01/15/2016	3,164
5,675	1.75%, 05/01/2018 ☼	5,676
1,250	2.65%, 03/02/2015	1,287
2,890	4.05%, 07/30/2022	3,004
445	4.59%, 12/15/2015	485
590	4.75%, 05/19/2015	634
800	5.38%, 08/09/2020	954
845	5.85%, 07/02/2013	852
1,485	6.00%, 10/31/2033	1,678
7,750	6.13%, 05/15/2018 - 08/25/2036	9,178
3,035	6.38%, 08/12/2014	3,245
300	6.50%, 08/19/2013	305
1,250	6.63%, 06/15/2032	1,506
2,115	6.88%, 03/05/2038	2,884
1,285	8.50%, 05/22/2019	1,729
	CNH Capital LLC
245	3.88%, 11/01/2015	254
1,070	6.25%, 11/01/2016	1,185
	Community Choice Financial, Inc.
535	10.75%, 05/01/2019	520
	Consorcio De Alimentos
240	3.88%, 03/20/2023 ■	241
	Credit Acceptance Corp.
710	9.13%, 02/01/2017	774
	Credit Suisse New York
1,000	3.50%, 03/23/2015	1,053
1,500	5.40%, 01/14/2020	1,718
	DBS Bank Ltd.
475	3.63%, 09/21/2022 §	497
	Development Bank of Kazakhstan JSC
345	4.13%, 12/10/2022 ■	340
1,020	4.13%, 12/10/2022 §☼	1,005
	Discover Financial Services, Inc.
960	5.20%, 04/27/2022	1,100
	El Fondo Mivivienda S.A.
285	3.50%, 01/31/2023 ■	283
	Equity One, Inc.
65	6.00%, 09/15/2017	75
	ERP Operating L.P.
300	5.13%, 03/15/2016	334
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	73
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	59
	Felcor Escrow Holdings
340	6.75%, 06/01/2019	371
	Felcor Lodging L.P.
495	5.63%, 03/01/2023 ■	513
	Fibria Overseas Finance Ltd.
250	6.75%, 03/03/2021 §	279
365	7.50%, 05/04/2020 ■	415
	Fifth Third Bancorp
356	3.63%, 01/25/2016	381
2,225	5.45%, 01/15/2017	2,507
1,300	8.25%, 03/01/2038	1,863
	FMR LLC
4,075	4.95%, 02/01/2033 ■	4,306

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Finance and Insurance - 17.4% - (continued)
	Ford Motor Credit Co. LLC
$2,575	2.38%, 01/16/2018	$2,586
2,100	2.75%, 05/15/2015	2,152
680	3.00%, 06/12/2017	705
5,100	3.88%, 01/15/2015	5,307
675	4.21%, 04/15/2016	721
2,220	4.25%, 02/03/2017 - 09/20/2022	2,362
240	5.00%, 05/15/2018	268
145	6.63%, 08/15/2017	170
195	8.00%, 12/15/2016	235
200	8.13%, 01/15/2020	257
	General Electric Capital Corp.
3,375	1.00%, 01/08/2016	3,392
3,925	1.63%, 07/02/2015 - 04/02/2018	3,973
5,750	2.30%, 04/27/2017	5,982
1,600	2.95%, 05/09/2016	1,691
725	3.50%, 06/29/2015	766
1,625	4.65%, 10/17/2021	1,857
55	5.50%, 01/08/2020	66
725	5.55%, 05/04/2020	875
4,075	5.63%, 05/01/2018	4,847
2,995	5.88%, 01/14/2038	3,629
90	6.15%, 08/07/2037	112
1,000	6.25%, 12/15/2022 ♠	1,106
4,530	6.75%, 03/15/2032	5,925
	Globo Communicacao e Participacoes S.A.
265	5.31%, 05/11/2022 ■	290
320	6.25%, 07/20/2015 §♠	342
	Goldman Sachs Group, Inc.
3,600	3.30%, 05/03/2015	3,756
1,000	4.75%, 07/15/2013	1,009
1,820	5.25%, 07/27/2021	2,110
4,200	5.38%, 03/15/2020	4,900
2,525	5.63%, 01/15/2017	2,827
4,740	5.75%, 01/24/2022	5,659
75	5.95%, 01/15/2027	84
1,000	6.00%, 05/01/2014	1,052
2,550	6.15%, 04/01/2018	3,013
665	6.25%, 02/01/2041	830
200	6.35%, 02/15/2034	210
2,470	6.45%, 05/01/2036	2,729
5,825	6.75%, 10/01/2037	6,683
701	7.50%, 02/15/2019	884
	Grupo Aval Ltd.
300	4.75%, 09/26/2022 ■	302
200	4.75%, 09/26/2022 §	202
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	348
	Halyk Savings Bank of Kazakhstan JSC
380	9.25%, 10/16/2013 §	390
	Harley-Davidson Financial Services, Inc.
2,185	1.15%, 09/15/2015 ■	2,194
	HCP, Inc.
1,700	2.63%, 02/01/2020	1,726
540	3.75%, 02/01/2019	586
330	6.00%, 01/30/2017	383
1,000	6.70%, 01/30/2018	1,219
1,125	6.75%, 02/01/2041	1,521
	Health Care, Inc. REIT
525	2.25%, 03/15/2018	536
3,195	4.13%, 04/01/2019	3,500
266	5.25%, 01/15/2022	309
	Host Hotels & Resorts L.P.
190	6.00%, 11/01/2020	213
	Host Marriott L.P.
49	6.75%, 06/01/2016	50
	HSBC Bank plc
330	3.50%, 06/28/2015 ■	349
	HSBC Bank USA
3,240	2.38%, 02/13/2015	3,338
250	6.00%, 08/09/2017	293
	HSBC Holdings plc
1,665	5.10%, 04/05/2021	1,975
1,000	6.50%, 09/15/2037	1,266
2,100	6.80%, 06/01/2038	2,779
	HSBC USA, Inc.
1,295	1.63%, 01/16/2018	1,304
175	5.00%, 09/27/2020	198
	Imerial Tobacco Finance plc
5,525	2.05%, 02/11/2018 ■	5,601
	Ineos Finance plc
190	7.50%, 05/01/2020 ■	212
	ING US, Inc.
545	5.50%, 07/15/2022 ■	620
	Itau Unibanco Holding S.A.
530	5.50%, 08/06/2022 §	563
	John Deere Capital Corp.
2,900	0.70%, 09/04/2015	2,909
1,835	3.15%, 10/15/2021	1,965
395	3.90%, 07/12/2021	445
	JP Morgan Chase & Co.
2,220	1.10%, 10/15/2015	2,229
2,270	3.25%, 09/23/2022	2,325
1,565	3.38%, 05/01/2023 ☼	1,561
265	4.25%, 10/15/2020	297
5,300	4.35%, 08/15/2021	5,951
500	4.40%, 07/22/2020	566
2,220	4.63%, 05/10/2021	2,527
4,070	5.13%, 09/15/2014	4,312
1,025	5.40%, 01/06/2042	1,236
11,081	6.00%, 07/05/2017 - 01/15/2018	13,172
930	6.30%, 04/23/2019	1,145
1,000	6.40%, 05/15/2038	1,320
	Key Bank NA
250	5.45%, 03/03/2016	280
	Kimco Realty Corp.
1,380	4.30%, 02/01/2018	1,544
20	5.58%, 11/23/2015	22
	Ladder Capital Finance Holdings LLC
1,291	7.38%, 10/01/2017 ■	1,341
	Liberty Property L.P.
635	3.38%, 06/15/2023	641
520	4.13%, 06/15/2022	558
115	4.75%, 10/01/2020	128
350	5.50%, 12/15/2016	396

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Finance and Insurance - 17.4% - (continued)
	Lincoln National Corp.
$1,035	6.15%, 04/07/2036	$1,277
450	7.00%, 06/15/2040	620
2,000	8.75%, 07/01/2019	2,725
	Lloyds Banking Group plc
165	6.50%, 09/14/2020 ■	188
944	7.88%, 11/01/2020 ■	1,031
	Majapahit Holding B.V.
100	7.75%, 01/20/2020 §	125
	Marsh & McLennan Cos., Inc.
3,825	2.30%, 04/01/2017	3,931
565	4.80%, 07/15/2021	653
	Massachusetts Mutual Life Insurance Co.
500	8.88%, 06/01/2039 ■	812
	Massmutual Global Funding
630	3.13%, 04/14/2016 ■	671
	Merrill Lynch & Co., Inc.
2,496	5.70%, 05/02/2017	2,782
320	6.40%, 08/28/2017	377
4,515	6.88%, 04/25/2018	5,489
6,830	7.75%, 05/14/2038	9,250
	MetLife Global Funding I
300	2.50%, 09/29/2015 ■	312
500	3.13%, 01/11/2016 ■	529
	MetLife Institutional Funding II
2,500	1.63%, 04/02/2015 ■	2,543
	MetLife, Inc.
965	1.76%, 12/15/2017	987
275	6.38%, 06/15/2034	360
50	7.72%, 02/15/2019	66
	Morgan Stanley
5,030	1.75%, 02/25/2016	5,066
2,700	2.13%, 04/25/2018	2,706
3,095	4.88%, 11/01/2022	3,336
3,900	5.45%, 01/09/2017	4,385
675	5.50%, 07/28/2021	792
2,371	5.55%, 04/27/2017	2,676
1,890	5.63%, 09/23/2019	2,202
1,726	5.75%, 01/25/2021	2,054
785	6.00%, 04/28/2015	856
1,265	6.38%, 07/24/2042	1,604
2,460	6.63%, 04/01/2018	2,949
2,600	7.30%, 05/13/2019	3,257
	National City Corp.
585	6.88%, 05/15/2019	728
	National Money Mart Co.
830	10.38%, 12/15/2016	893
	Nationstar Mortgage LLC
35	6.50%, 07/01/2021 ■	37
675	7.88%, 10/01/2020 ■	756
	Nationwide Mutual Insurance Co.
1,800	9.38%, 08/15/2039 ■	2,711
	New York Life Global Funding
800	2.45%, 07/14/2016 ■	840
200	3.00%, 05/04/2015 ■	210
	Nordea Bank AB
760	4.88%, 05/13/2021 ■	837
	Nuveen Investments, Inc.
890	9.13%, 10/15/2017 ■	950
616	9.50%, 10/15/2020 ■	664
	Oversea-Chinese Banking Corp., Ltd.
400	3.75%, 11/15/2022	424
	Pacific Life Insurance Co.
575	9.25%, 06/15/2039 ■	861
	PKO Finance AB
375	4.63%, 09/26/2022 ■	397
200	4.63%, 09/26/2022 §	212
	PNC Bank NA
1,690	2.70%, 11/01/2022	1,674
	PNC Financial Services Group, Inc.
1,240	2.85%, 11/09/2022 Δ	1,247
	PNC Funding Corp.
3,000	5.25%, 11/15/2015	3,318
190	5.63%, 02/01/2017	218
	Pricoa Global Funding I
400	5.45%, 06/11/2014 ■	422
	Principal Financial Group, Inc.
620	3.30%, 09/15/2022	647
40	8.88%, 05/15/2019	54
	Principal Life Global Funding II
1,640	1.00%, 12/11/2015 ■	1,646
	Provident Funding Associates L.P.
705	10.25%, 04/15/2017 ■	788
	Prudential Financial, Inc.
1,660	5.80%, 11/16/2041	2,020
170	6.10%, 06/15/2017	200
265	6.20%, 01/15/2015	288
5,320	7.38%, 06/15/2019	6,856
	Rabobank Netherlands
925	3.95%, 11/09/2022	954
	Realty Income Corp.
2,676	3.25%, 10/15/2022	2,696
1,085	6.75%, 08/15/2019	1,348
	Royal Bank of Canada
3,000	0.80%, 10/30/2015	3,012
	Royal Bank of Scotland plc
3,720	2.55%, 09/18/2015	3,832
710	3.95%, 09/21/2015	755
100	5.63%, 08/24/2020	118
1,640	6.13%, 01/11/2021 - 12/15/2022	1,815
	Russian Agricultural Bank OJSC
640	5.30%, 12/27/2017 §	684
	Santander Holdings USA, Inc.
730	3.00%, 09/24/2015	755
	Sasol Financing International plc
455	4.50%, 11/14/2022	467
	SB Capital S.A.
1,085	5.72%, 06/16/2021 §	1,201
	Simon Property Group L.P.
120	4.38%, 03/01/2021	137
	Simon Property Group, Inc.
3,120	1.50%, 02/01/2018 ■	3,131
	SLM Corp.
1,550	3.88%, 09/10/2015	1,609
1,950	4.63%, 09/25/2017	2,028
200	5.63%, 08/01/2033	190
915	6.25%, 01/25/2016	995
640	7.25%, 01/25/2022	712
181	8.00%, 03/25/2020	209
395	8.45%, 06/15/2018	464

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Finance and Insurance - 17.4% - (continued)
	Softbank Corp.
$850	4.50%, 04/15/2020 ■	$881
	Sompo Japan Insurance Inc.
3,790	5.33%, 03/28/2073 ■	3,937
	Standard Bank plc
100	8.13%, 12/02/2019	118
	Standard Chartered plc
3,300	3.95%, 01/11/2023 ■	3,371
	State Street Capital Trust IV
100	1.28%, 06/15/2037 Δ	84
	SunTrust Banks, Inc.
991	3.50%, 01/20/2017	1,064
410	3.60%, 04/15/2016	439
	Swiss Re Treasury U.S. Corp.
460	2.88%, 12/06/2022 ■	465
	Teachers Insurance & Annuity Association of America
2,000	6.85%, 12/16/2039 ■	2,767
	TitleMax, Inc.
345	13.25%, 07/15/2015	376
	TMX Finance LLC
65	13.25%, 07/15/2015	71
	TSMC Global LTD
1,910	0.95%, 04/03/2016 ■	1,912
	Turkiye Garanti Bankasi A.S.
285	4.00%, 09/13/2017 ■	299
	Turkiye Halk Bankasi A.S.
415	3.88%, 02/05/2020 ■	417
	Turkiye Is Bankasi A.S.
215	6.00%, 10/24/2022 ■	235
	U.S. Bancorp
2,100	1.65%, 05/15/2017	2,151
961	2.95%, 07/15/2022	971
	UBS AG Stamford CT
1,235	2.25%, 01/28/2014	1,251
537	4.88%, 08/04/2020	628
2,850	5.88%, 07/15/2016	3,200
1,510	7.63%, 08/17/2022	1,751
	UDR, Inc.
125	4.25%, 06/01/2018	139
	United Dominion Realty Trust, Inc.
55	6.05%, 06/01/2013	55
	UnitedHealth Group, Inc.
555	1.40%, 10/15/2017	560
3,000	2.88%, 03/15/2023	3,046
530	6.00%, 02/15/2018	643
100	6.63%, 11/15/2037	135
1,981	6.88%, 02/15/2038	2,753
	Ventas Realty L.P.
1,240	2.70%, 04/01/2020	1,260
200	3.13%, 11/30/2015	211
3,975	3.25%, 08/15/2022	4,052
325	4.25%, 03/01/2022	355
316	4.75%, 06/01/2021	356
	VTB Bank OJSC Via VTB Capital S.A.
775	6.55%, 10/13/2020 §	865
	VTB Capital S.A.
390	6.88%, 05/29/2018 §	437
	Wachovia Bank NA
1,250	4.80%, 11/01/2014	1,328
1,750	5.00%, 08/15/2015	1,911
1,000	5.85%, 02/01/2037	1,246
2,275	6.60%, 01/15/2038	3,091
	Wachovia Capital Trust III
325	5.57%, 06/28/2013 ♠Δ	327
	Wachovia Corp.
755	4.88%, 02/15/2014	781
300	5.50%, 08/01/2035	346
670	5.63%, 10/15/2016	768
50	5.75%, 06/15/2017	59
	Wellpoint, Inc.
1,015	1.25%, 09/10/2015	1,024
1,365	3.13%, 05/15/2022	1,394
1,525	4.63%, 05/15/2042	1,619
1,000	5.85%, 01/15/2036	1,216
2,330	6.38%, 06/15/2037	2,968
60	7.00%, 02/15/2019	76
	Wells Fargo & Co.
3,710	1.50%, 07/01/2015 - 01/16/2018	3,751
2,865	3.45%, 02/13/2023	2,923
615	3.50%, 03/08/2022	660
1,375	3.68%, 06/15/2016	1,486
750	5.63%, 12/11/2017	889
500	5.75%, 05/16/2016	569
	XL Capital Ltd.
50	5.25%, 09/15/2014	53
	Xstrata Finance Canada Corp.
800	3.60%, 01/15/2017 ■	845
	Xstrata Finance Canada Ltd.
4,200	2.45%, 10/25/2017 ■	4,272
		555,154
	Food Manufacturing - 0.6%
	Archer-Daniels-Midland Co.
750	4.48%, 03/01/2021	864
	Cargill, Inc.
2,925	4.10%, 11/01/2042 ■	2,949
517	4.31%, 05/14/2021 ■	582
1,000	6.00%, 11/27/2017 ■	1,207
	ConAgra Foods, Inc.
875	1.90%, 01/25/2018	891
735	2.10%, 03/15/2018	751
620	3.25%, 09/15/2022	636
	General Mills, Inc.
462	5.65%, 02/15/2019	559
	Kellogg Co.
550	7.45%, 04/01/2031	767
	Kraft Foods Group, Inc.
1,450	3.50%, 06/06/2022	1,546
770	5.00%, 06/04/2042	872
1,900	5.38%, 02/10/2020	2,273
500	6.50%, 02/09/2040	676
1,075	6.75%, 02/19/2014	1,126
1,000	6.88%, 02/01/2038	1,384
	Mondelez International, Inc.
375	4.13%, 02/09/2016	408

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Food Manufacturing - 0.6% - (continued)
	Pinnacle Foods Finance LLC
$1,065	4.88%, 05/01/2021 ■	$1,096
		18,587
	Food Services - 0.1%
	ARAMARK Corp.
1,220	5.75%, 03/15/2020 ■	1,278
	McDonald's Corp.
355	3.70%, 02/15/2042	355
600	5.30%, 03/15/2017	697
400	6.30%, 10/15/2037	559
		2,889
	Furniture and Related Product Manufacturing - 0.1%
	Masco Corp.
155	6.13%, 10/03/2016	175
25	6.50%, 08/15/2032	26
310	7.13%, 03/15/2020	361
160	7.75%, 08/01/2029	184
	Newell Rubbermaid, Inc.
1,565	2.05%, 12/01/2017	1,580
	Tempur-Pedic International, Inc.
80	6.88%, 12/15/2020 ■	87
		2,413
	Gas Utilities - 0.1%
	EQT Corp.
1,680	8.13%, 06/01/2019	2,099

	Health Care and Social Assistance - 2.3%
	AbbVie, Inc.
1,940	1.75%, 11/06/2017 ■	1,969
2,240	2.00%, 11/06/2018 ■	2,278
3,585	2.90%, 11/06/2022 ■	3,658
	Alere, Inc.
730	9.00%, 05/15/2016	766
	Amgen, Inc.
1,500	2.13%, 05/15/2017	1,553
700	4.10%, 06/15/2021	786
4,340	5.15%, 11/15/2041	4,975
500	5.85%, 06/01/2017	591
425	6.40%, 02/01/2039	553
1,475	6.90%, 06/01/2038	2,014
	AstraZeneca plc
1,540	1.95%, 09/18/2019	1,570
200	5.90%, 09/15/2017	241
1,000	6.45%, 09/15/2037	1,342
	Baxter International, Inc.
1,845	2.40%, 08/15/2022	1,834
	Biomet, Inc.
1,005	6.50%, 08/01/2020 - 10/01/2020 ■	1,061
	BioScrip, Inc.
170	10.25%, 10/01/2015	180
	Cardinal Health, Inc.
250	4.00%, 06/15/2015	266
	Catholic Health Initiatives
435	2.95%, 11/01/2022	443
	Community Health Systems, Inc.
345	5.13%, 08/15/2018	369
500	7.13%, 07/15/2020	559
	CVS Caremark Corp.
1,730	2.75%, 12/01/2022	1,744
1,115	3.25%, 05/18/2015	1,171
1,694	5.75%, 06/01/2017 - 05/15/2041	2,057
1,325	6.13%, 09/15/2039	1,684
150	6.25%, 06/01/2027	195
35	6.94%, 01/10/2030	44
	CVS Pass-Through Trust
17	6.04%, 12/10/2028	20
	DaVita, Inc.
385	6.63%, 11/01/2020	422
	Exelixis, Inc.
345	4.25%, 08/15/2019۞	359
	Express Scripts, Inc.
5,000	2.10%, 02/12/2015	5,106
195	3.13%, 05/15/2016	207
	Fresenius Medical Care U.S. Finance II, Inc.
115	5.63%, 07/31/2019 ■	128
96	5.88%, 01/31/2022 ■	110
	Fresenius Medical Care US Finance II, Inc.
30	6.50%, 09/15/2018 ■	35
	Gilead Sciences, Inc.
3,700	4.40%, 12/01/2021	4,245
	GlaxoSmithKline Capital, Inc.
1,090	2.80%, 03/18/2023	1,121
	HCA, Inc.
1,490	5.88%, 03/15/2022 - 05/01/2023	1,624
630	6.25%, 02/15/2021	690
645	6.38%, 01/15/2015	695
1,510	6.50%, 02/15/2016 - 02/15/2020	1,719
115	7.25%, 09/15/2020	128
315	7.50%, 11/15/2095	292
	Health Management Associates, Inc.
640	7.38%, 01/15/2020	710
	Hologic, Inc.
725	2.00%, 03/01/2042۞	739
65	6.25%, 08/01/2020	70
	IMS Health, Inc.
255	12.50%, 03/01/2018 ■	303
	Kaiser Foundation Hospitals
650	3.50%, 04/01/2022	692
	Laboratory Corp. of America Holdings
285	3.75%, 08/23/2022	293
	Medco Health Solutions, Inc.
525	2.75%, 09/15/2015	547
	Memorial Sloan-Kettering Cancer Center
695	5.00%, 07/01/2042	802
	Mylan, Inc.
4,600	6.00%, 11/15/2018 ■	5,045
	Pfizer, Inc.
1,000	6.20%, 03/15/2019	1,259
1,450	7.20%, 03/15/2039	2,181
	Radiation Therapy Services, Inc.
211	8.88%, 01/15/2017	201
390	9.88%, 04/15/2017	234
	Rite Aid Corp.
75	8.00%, 08/15/2020	86
	Roche Holdings, Inc.
250	6.00%, 03/01/2019 ■	310

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Health Care and Social Assistance - 2.3% - (continued)
	Sanofi-Aventis S.A.
$3,900	1.25%, 04/10/2018	$3,917
	Savient Pharmaceuticals, Inc.
565	4.75%, 02/01/2018۞	136
	Schering-Plough Corp.
1,000	6.50%, 12/01/2033	1,437
	Tenet Healthcare Corp.
170	4.50%, 04/01/2021 ■	173
345	4.75%, 06/01/2020 ■	359
315	6.25%, 11/01/2018	355
200	8.88%, 07/01/2019	226
	Warner Chilcott plc
296	7.75%, 09/15/2018	321
	Zoetis, Inc.
380	1.88%, 02/01/2018 ■	385
2,735	3.25%, 02/01/2023 ■	2,808
380	4.70%, 02/01/2043 ■	401
		74,794
	Information - 2.3%
	Altice Financing S.A.
315	7.88%, 12/15/2019 ■	348
225	9.88%, 12/15/2020 ■	256
	America Movil S.A.B. de C.V.
620	2.38%, 09/08/2016	644
160	5.00%, 03/30/2020	184
385	6.13%, 03/30/2040	481
	AT&T, Inc.
1,500	3.00%, 02/15/2022	1,558
205	3.88%, 08/15/2021	227
1,490	4.30%, 12/15/2042 ■	1,460
114	4.35%, 06/15/2045 ■	111
475	4.45%, 05/15/2021	548
1,170	5.35%, 09/01/2040	1,321
1,250	5.50%, 02/01/2018	1,478
1,800	6.30%, 01/15/2038	2,261
454	6.50%, 09/01/2037	581
	Audatex North America, Inc.
510	6.75%, 06/15/2018 ■	549
	Bharti Airtel International
390	5.13%, 03/11/2023 ■	401
	British Telecommunications plc
1,160	2.00%, 06/22/2015	1,192
	Cellco Partnership - Verizon Wireless Capital LLC
325	8.50%, 11/15/2018	436
	CenturyTel, Inc.
205	6.00%, 04/01/2017	228
	Cricket Communications, Inc.
515	7.75%, 05/15/2016	536
	CSC Holdings LLC
130	6.75%, 11/15/2021	149
355	7.63%, 07/15/2018	417
	Deutsche Telekom International Finance B.V.
710	3.13%, 04/11/2016 ■	752
425	4.88%, 07/08/2014	446
1,130	4.88%, 03/06/2042 ■	1,207
670	8.75%, 06/15/2030	997
	DISH DBS Corp.
315	5.00%, 03/15/2023 ■	306
675	5.88%, 07/15/2022	688
1,760	6.75%, 06/01/2021	1,901
885	7.88%, 09/01/2019	1,009
	First Data Corp.
260	6.75%, 11/01/2020 ■	279
1,445	7.38%, 06/15/2019 ■	1,571
1,521	8.25%, 01/15/2021 ■	1,616
36	8.75%, 01/15/2022 ■Þ	39
	GCI, Inc.
65	6.75%, 06/01/2021	62
	Harron Communications L.P.
275	9.13%, 04/01/2020 ■	312
	Hughes Satellite Systems Corp.
1,026	6.50%, 06/15/2019	1,141
	Intelsat Jackson Holdings S.A.
410	6.63%, 12/15/2022 ■	444
1,295	7.25%, 04/01/2019	1,425
235	7.50%, 04/01/2021	265
10	8.50%, 11/01/2019	11
	Intelsat Luxembourg S.A.
190	6.75%, 06/01/2018 ■	200
1,965	7.75%, 06/01/2021 ■	2,073
	InterActiveCorp
250	4.75%, 12/15/2022 ■	251
	Lawson Software, Inc.
530	9.38%, 04/01/2019	604
	Level 3 Communications, Inc.
80	8.88%, 06/01/2019 ■	88
	Level 3 Escrow, Inc.
466	8.13%, 07/01/2019	514
	Level 3 Financing, Inc.
1,444	7.00%, 06/01/2020 ■	1,527
415	8.63%, 07/15/2020	469
	Mediacom LLC
150	7.25%, 02/15/2022	166
420	9.13%, 08/15/2019	469
	MetroPCS Wireless, Inc.
340	6.63%, 11/15/2020	368
540	7.88%, 09/01/2018	595
	Microsoft Corp.
255	0.88%, 11/15/2017	255
	Nara Cable Funding Ltd.
1,285	8.88%, 12/01/2018 ■	1,375
	NII Capital Corp.
600	7.63%, 04/01/2021	531
85	8.88%, 12/15/2019	80
	NII International Telecom Sarl
165	11.38%, 08/15/2019 ■	191
	Nippon Telegraph & Telephone Corp.
1,505	1.40%, 07/18/2017	1,521
	Oracle Corp.
1,300	5.75%, 04/15/2018	1,573
	Qwest Communications International, Inc.
100	7.13%, 04/01/2018	104
	SBA Communications Corp.
430	5.63%, 10/01/2019 ■	453
	SBA Telecommunications, Inc.
170	5.75%, 07/15/2020 ■	181

The accompanying notes are an integral part of these financial statements.

18

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Information - 2.3% - (continued)
	Softbrands, Inc.
$140	11.50%, 07/15/2018	$165
	Sprint Nextel Corp.
420	7.00%, 03/01/2020 ■	478
900	9.00%, 11/15/2018 ■	1,107
	Syniverse Holdings, Inc.
1,115	9.13%, 01/15/2019	1,235
	Telecom Italia Capital
450	7.20%, 07/18/2036	484
300	7.72%, 06/04/2038	333
	Telefonica Emisiones SAU
300	3.99%, 02/16/2016	316
400	5.13%, 04/27/2020	434
500	5.46%, 02/16/2021	551
	Telefonica Europe B.V.
440	8.25%, 09/15/2030	551
	Telefonos de Mexico S.A.B. de C.V.
100	5.50%, 11/15/2019	118
	Telemar Norte Leste S.A.
100	5.50%, 10/23/2020 §	105
	TW Telecom Holdings, Inc.
90	5.38%, 10/01/2022	94
	Unitymedia Hessen GmbH & Co.
935	5.50%, 01/15/2023 ■	968
	UPCB Finance VI Ltd.
470	6.88%, 01/15/2022 ■	516
	Verizon Communications, Inc.
1,200	3.85%, 11/01/2042	1,100
400	4.60%, 04/01/2021	461
2,000	5.55%, 02/15/2016	2,252
1,125	6.10%, 04/15/2018	1,363
1,150	6.35%, 04/01/2019	1,426
970	6.40%, 02/15/2038	1,221
2,300	6.90%, 04/15/2038	3,059
500	7.35%, 04/01/2039	701
182	8.75%, 11/01/2018	246
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	431
	Verizon Wireless Capital LLC
800	5.55%, 02/01/2014	828
	Vivendi S.A.
1,335	2.40%, 04/10/2015 ■	1,360
	Vodafone Group plc
2,000	1.25%, 09/26/2017	1,988
2,100	1.50%, 02/19/2018	2,107
	Wind Acquisition Finance S.A.
225	6.50%, 04/30/2020 ■	236
890	7.25%, 02/15/2018 ■	934
	Windstream Corp.
615	6.38%, 08/01/2023	637
280	7.50%, 06/01/2022	309
480	7.75%, 10/15/2020	527
165	8.13%, 09/01/2018	181
	Zayo Group LLC
755	8.13%, 01/01/2020	851
60	10.13%, 07/01/2020	71
		73,169
	Leather and Allied Product Manufacturing - 0.1%
	Nike, Inc.
1,940	3.63%, 05/01/2043	1,910

	Machinery Manufacturing - 0.2%
	Case New Holland, Inc.
290	7.88%, 12/01/2017	345
	Caterpillar Financial Services Corp.
3,000	1.30%, 03/01/2018	3,016
	Gibraltar Industries, Inc.
175	6.25%, 02/01/2021 ■	187
	Perusahaan Listrik Negara
200	5.50%, 11/22/2021 ■	222
	Weekley Homes LLC
110	6.00%, 02/01/2023 ■	114
	Xerox Corp.
275	4.25%, 02/15/2015	290
1,100	8.25%, 05/15/2014	1,183
		5,357
	Mining - 0.6%
	ALROSA Finance S.A.
415	7.75%, 11/03/2020 §	483
	American Rock Salt Co. LLC
111	8.25%, 05/01/2018 ■	107
	Codelco, Inc.
225	3.00%, 07/17/2022 ■	226
100	3.75%, 11/04/2020 ■	107
115	3.75%, 11/04/2020 §	123
235	3.88%, 11/03/2021 §	253
435	4.25%, 07/17/2042 ■	423
430	4.25%, 07/17/2042 §	418
	Falconbridge Ltd.
75	5.38%, 06/01/2015	81
75	6.00%, 10/15/2015	83
	FMG Resources Pty Ltd.
980	6.00%, 04/01/2017 ■	1,019
655	7.00%, 11/01/2015 ■	686
350	8.25%, 11/01/2019 ■	385
	Freeport-McMoRan Copper & Gold, Inc.
520	2.38%, 03/15/2018 ■	524
505	3.10%, 03/15/2020 ■	508
3,685	3.55%, 03/01/2022	3,686
2,225	5.45%, 03/15/2043 ■	2,257
	Inco Ltd.
30	7.20%, 09/15/2032	36
	Newmont Mining Corp.
1,660	3.50%, 03/15/2022	1,638
	Peabody Energy Corp.
1,555	6.00%, 11/15/2018	1,679
280	7.38%, 11/01/2016	321
	Rio Tinto Finance USA Ltd.
920	2.25%, 09/20/2016	956
100	3.50%, 11/02/2020	106
225	4.13%, 05/20/2021	246
	Southern Copper Corp.
585	7.50%, 07/27/2035	728
	Teck Resources Ltd.
1,015	3.00%, 03/01/2019	1,042
1,300	5.20%, 03/01/2042	1,249
	Vale Overseas Ltd.
500	6.88%, 11/21/2036	594

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Mining - 0.6% - (continued)
	Vale S.A.
$805	5.63%, 09/11/2042	$841
		20,805
	Miscellaneous Manufacturing - 0.5%
	BE Aerospace, Inc.
895	5.25%, 04/01/2022	953
305	6.88%, 10/01/2020	343
	Boeing Co.
1,000	6.13%, 02/15/2033	1,301
	DigitalGlobe, Inc.
690	5.25%, 02/01/2021 ■	697
	Hutchison Whampoa International Ltd.
2,800	2.00%, 11/08/2017 ■	2,821
965	3.50%, 01/13/2017 ■	1,024
900	5.75%, 09/11/2019 ■	1,069
	L-3 Communications Corp.
430	3.95%, 11/15/2016	463
	Owens-Brockway Glass Container, Inc.
155	7.38%, 05/15/2016	177
	Reynolds Group Issuer, Inc.
270	6.87%, 02/15/2021 Δ	294
690	7.13%, 04/15/2019 Δ	744
	Textron, Inc.
300	6.20%, 03/15/2015	326
	TransDigm Group, Inc.
781	5.50%, 10/15/2020 ■	834
475	7.75%, 12/15/2018	526
	United Technologies Corp.
1,925	4.50%, 06/01/2042	2,128
950	6.13%, 07/15/2038	1,283
		14,983
	Motor Vehicle and Parts Manufacturing - 0.3%
	American Axle & Manufacturing Holdings, Inc.
295	6.63%, 10/15/2022	315
	Daimler Finance NA LLC
5,130	1.25%, 01/11/2016 ■	5,153
1,900	1.65%, 04/10/2015 ■	1,923
	Ford Motor Co.
370	7.45%, 07/16/2031	492
	Meritor, Inc.
270	8.13%, 09/15/2015	292
970	10.63%, 03/15/2018	1,069
	Tenneco, Inc.
240	7.75%, 08/15/2018	264
	TRW Automotive, Inc.
435	7.25%, 03/15/2017 ■	503
		10,011
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Ardagh Packaging Finance plc
410	7.00%, 11/15/2020 ■	434
240	9.13%, 10/15/2020 ■	271
	Cemex S.A.B. de C.V.
325	3.75%, 03/15/2018	428
	Rearden G Holdings EINS GmbH
333	7.88%, 03/30/2020 §	366
	Silgan Holdings, Inc.
500	5.00%, 04/01/2020	520
		2,019
	Other Services - 0.1%
	Service Corp. International
960	4.50%, 11/15/2020	979
120	6.75%, 04/01/2016	134
460	7.63%, 10/01/2018	547
	Sonic Automotive, Inc.
590	7.00%, 07/15/2022	659
		2,319
	Paper Manufacturing - 0.1%
	Boise Cascade LLC
625	6.38%, 11/01/2020 ■	669
	Clearwater Paper Corp.
140	4.50%, 02/01/2023 ■	139
20	7.13%, 11/01/2018	22
	Kimberly-Clark Corp.
1,000	6.13%, 08/01/2017	1,209
	Neenah Paper, Inc.
104	7.38%, 11/15/2014	104
	P.H. Glatfelter Co.
250	5.38%, 10/15/2020	264
		2,407
	Petroleum and Coal Products Manufacturing - 3.3%
	Anadarko Petroleum Corp.
170	5.75%, 06/15/2014	179
1,650	5.95%, 09/15/2016	1,897
1,300	6.45%, 09/15/2036	1,661
150	6.95%, 06/15/2019	190
125	7.95%, 06/15/2039	184
2,110	8.70%, 03/15/2019	2,849
	Antero Resources Finance Corp.
1,250	6.00%, 12/01/2020	1,322
190	7.25%, 08/01/2019	206
125	9.38%, 12/01/2017	136
	BG Energy Capital plc
1,800	4.00%, 10/15/2021 ■	2,017
	Canadian Natural Resources Ltd.
600	5.70%, 05/15/2017	702
	Chesapeake Energy Corp.
1,063	2.50%, 05/15/2037۞	1,021
160	6.63%, 08/15/2020	181
255	6.88%, 11/15/2020	291
	CNOOC Finance 2012 Ltd.
2,466	3.88%, 05/02/2022 ■	2,616
	CNPC General Capital
2,270	1.95%, 04/16/2018 ■	2,276
	CNPC HK Overseas Capital Ltd.
1,900	2.75%, 04/19/2017 ■	1,976
315	4.50%, 04/28/2021 ■	352
	ConocoPhillips Co.
2,040	1.05%, 12/15/2017	2,043
1,775	6.50%, 02/01/2039	2,458
250	7.00%, 03/30/2029	335
	Continental Resources, Inc.
680	5.00%, 09/15/2022	739
	Denbury Resources, Inc.
590	4.63%, 07/15/2023	596
	Devon Energy Corp.
1,400	1.88%, 05/15/2017	1,423
555	4.75%, 05/15/2042	572
260	7.95%, 04/15/2032	370

The accompanying notes are an integral part of these financial statements.

20

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Petroleum and Coal Products Manufacturing - 3.3% - (continued)
	Devon Financing Corp.
$350	7.88%, 09/30/2031	$486
	EDC Finance Ltd.
480	4.88%, 04/17/2020 ■	484
	Empresa Nacional del Petroleo
100	4.75%, 12/06/2021 §	106
	EnCana Corp.
725	5.15%, 11/15/2041	764
1,100	5.90%, 12/01/2017	1,298
	Endeavour International Corp.
675	12.00%, 03/01/2018	640
	Ensco plc
450	4.70%, 03/15/2021	512
	EPE Holding/EP Energy Bond
295	8.13%, 12/15/2017 ■Þ	306
	Everest Acquisition LLC
380	6.88%, 05/01/2019	416
620	9.38%, 05/01/2020	722
	Ferrellgas Partners L.P.
520	6.50%, 05/01/2021	547
	Gaz Capital S.A.
882	8.63%, 04/28/2034 §	1,224
	Gazprom Neft OAO via GPN Capital S.A.
3,525	4.38%, 09/19/2022 ■	3,529
555	4.38%, 09/19/2022 §	556
	Gazprom OAO Via Gaz Capital S.A.
475	4.95%, 02/06/2028 ■	475
335	4.95%, 07/19/2022 §	352
590	6.00%, 01/23/2021 §	670
	Harvest Operations Corp.
520	6.88%, 10/01/2017	582
	Hess Corp.
1,150	5.60%, 02/15/2041	1,271
500	6.00%, 01/15/2040	581
1,325	7.30%, 08/15/2031	1,715
45	7.88%, 10/01/2029	61
	Hornbeck Offshore Services, Inc.
55	5.88%, 04/01/2020	58
	Kazmunaigaz Finance Sub B.V.
935	9.13%, 07/02/2018 §	1,195
320	11.75%, 01/23/2015 §	370
	KazMunayGas National Co.
1,325	5.75%, 04/30/2043 ■	1,347
480	4.40%, 04/30/2023 ■	485
	Lukoil International Finance B.V.
3,435	3.42%, 04/24/2018 ■	3,497
915	4.56%, 04/24/2023 ■	926
	Marathong Oil Corp.
3,310	2.80%, 11/01/2022	3,309
	MEG Energy Corp.
315	6.38%, 01/30/2023 ■	332
	Newfield Exploration Co.
501	5.63%, 07/01/2024	539
465	5.75%, 01/30/2022	514
150	7.13%, 05/15/2018	156
	Nexen, Inc.
400	6.40%, 05/15/2037	523
1,450	7.50%, 07/30/2039	2,151
	Pacific Rubiales Energy Corp.
310	5.13%, 03/28/2023 ■	319
	Pertamina PT
605	6.00%, 05/03/2042 §	651
	Petrobras International Finance Co.
530	5.38%, 01/27/2021	585
465	5.75%, 01/20/2020	525
1,344	5.88%, 03/01/2018	1,529
364	6.75%, 01/27/2041	432
	Petrohawk Energy Corp.
1,315	6.25%, 06/01/2019	1,481
2,525	7.25%, 08/15/2018	2,795
	Petroleos de Venezuela S.A.
1,438	8.50%, 11/02/2017 §	1,391
	Petroleos Mexicanos
2,000	5.50%, 06/27/2044 ■	2,190
	Phillips 66
1,400	2.95%, 05/01/2017	1,490
	Pioneer Natural Resources Co.
95	5.88%, 07/15/2016	107
260	6.65%, 03/15/2017	305
145	6.88%, 05/01/2018	177
	Plains Exploration & Production Co.
45	6.63%, 05/01/2021	50
126	6.75%, 02/01/2022	143
	PT Pertamina
200	6.50%, 05/27/2041 §	227
	Range Resources Corp.
430	5.75%, 06/01/2021	470
15	6.75%, 08/01/2020	16
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,163	5.83%, 09/30/2016 ■	1,256
	Reliance Holdings USA, Inc.
255	5.40%, 02/14/2022 ■	287
250	5.40%, 02/14/2022 §	282
	Rosetta Resources, Inc.
810	5.63%, 05/01/2021 ☼	844
260	9.50%, 04/15/2018	288
	Rosneft Oil Co.
625	3.15%, 03/06/2017 ■	631
1,135	4.20%, 03/06/2022 §	1,141
	Schlumberger Norge AS
1,395	1.25%, 08/01/2017 ■	1,402
	Seadrill Ltd.
940	5.63%, 09/15/2017 ■	961
	Shell International Finance B.V.
2,400	6.38%, 12/15/2038	3,430
	Sibur Securities Ltd.
260	3.91%, 01/31/2018 ■	256
	Tosco Corp.
500	8.13%, 02/15/2030	752
	Total Capital International S.A.
1,600	1.55%, 06/28/2017	1,632
3,065	2.88%, 02/17/2022	3,209

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Petroleum and Coal Products Manufacturing - 3.3% - (continued)
	Transocean, Inc.
$1,100	2.50%, 10/15/2017	$1,121
215	4.95%, 11/15/2015	233
1,260	5.05%, 12/15/2016	1,405
300	6.00%, 03/15/2018	347
1,100	6.50%, 11/15/2020	1,304
	Valero Energy Corp.
410	4.50%, 02/01/2015	436
310	6.13%, 02/01/2020	380
2,630	6.63%, 06/15/2037	3,310
	Williams Partners L.P.
2,295	3.35%, 08/15/2022	2,321
125	5.25%, 03/15/2020	145
750	6.30%, 04/15/2040	914
		104,461
	Pipeline Transportation - 0.6%
	DCP Midstream LLC
600	4.75%, 09/30/2021 ■	653
250	6.75%, 09/15/2037 ■	301
	El Paso Corp.
370	6.50%, 09/15/2020	418
850	7.00%, 06/15/2017	978
50	7.75%, 01/15/2032	57
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	82
50	7.25%, 06/01/2018	58
	Energy Transfer Equity L.P.
425	7.50%, 10/15/2020	497
	Enterprise Products Operating LLC
4,450	3.35%, 03/15/2023	4,645
1,300	5.95%, 02/01/2041	1,585
500	6.50%, 01/31/2019	624
	Kinder Morgan Energy Partners L.P.
4,650	5.00%, 12/15/2013 - 08/15/2042	4,975
150	6.55%, 09/15/2040	192
90	6.95%, 01/15/2038	119
350	7.30%, 08/15/2033	462
50	7.75%, 03/15/2032	69
100	9.00%, 02/01/2019	135
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	120
275	6.00%, 01/15/2018 ■	306
	MarkWest Energy Partners L.P.
175	5.50%, 02/15/2023	192
88	6.25%, 06/15/2022	98
	Plains All American Pipeline L.P.
980	2.85%, 01/31/2023	984
125	5.75%, 01/15/2020	152
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	67
	Transnet SOC Ltd.
890	4.00%, 07/26/2022 ■	884
200	4.50%, 02/10/2016 §	212
		18,865
	Plastics and Rubber Products Manufacturing - 0.1%
	Associated Materials LLC
50	9.13%, 11/01/2017	54
260	9.13%, 11/01/2017 ■☼	280
	Continental Rubber of America Corp.
470	4.50%, 09/15/2019 ■	488
	Nortek, Inc.
950	8.50%, 04/15/2021	1,062
205	8.50%, 04/15/2021 ■	228
		2,112
	Primary Metal Manufacturing - 0.3%
	ArcelorMittal
2,475	5.00%, 02/25/2017	2,626
125	9.50%, 02/15/2015	141
	Novelis, Inc.
125	8.38%, 12/15/2017	137
	Precision Castparts Corp.
3,100	1.25%, 01/15/2018	3,114
	Rio Tinto Alcan, Inc.
2,300	1.63%, 08/21/2017	2,332
50	6.13%, 12/15/2033	64
	Samarco Mineracao S.A.
455	4.13%, 11/01/2022 ■	446
		8,860
	Printing and Related Support Activities - 0.0%
	Deluxe Corp.
640	6.00%, 11/15/2020 ■	665
	Quebecor Media, Inc.
335	5.75%, 01/15/2023 ■	349
239	7.75%, 03/15/2016	244
		1,258
	Professional, Scientific and Technical Services - 0.1%
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	48
	IBM Corp.
750	7.63%, 10/15/2018	993
	Lamar Media Corp.
625	5.00%, 05/01/2023	636
95	5.88%, 02/01/2022	104
	Lender Processing Services, Inc.
330	5.75%, 04/15/2023	352
	SunGard Data Systems, Inc.
365	6.63%, 11/01/2019 ■	388
990	7.38%, 11/15/2018	1,069
45	7.63%, 11/15/2020	50
		3,640
	Rail Transportation - 0.3%
	Burlington Northern Santa Fe Corp.
3,340	3.05%, 03/15/2022 - 09/01/2022	3,456
150	5.75%, 05/01/2040	185
	Canadian Pacific Railway Co.
1,450	4.50%, 01/15/2022	1,624
	CSX Corp.
185	4.25%, 06/01/2021	210
1,000	4.75%, 05/30/2042	1,077
	Georgian Railway LLC
240	7.75%, 07/11/2022 ■	279
	Russian Railways
313	5.74%, 04/03/2017 §	346
	RZD Capital Ltd.
1,015	5.70%, 04/05/2022 §	1,128
		8,305

The accompanying notes are an integral part of these financial statements.

22

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Real Estate, Rental and Leasing - 1.1%
	Air Lease Corp.
$970	4.50%, 01/15/2016	$1,009
625	6.13%, 04/01/2017	684
	CBRE Services, Inc.
905	5.00%, 03/15/2023	927
	Cox Communications, Inc.
3,240	2.95%, 06/30/2023 ■☼	3,233
700	3.25%, 12/15/2022 ■	725
2,565	4.50%, 06/30/2043 ■☼	2,564
220	6.45%, 12/01/2036 ■	274
700	8.38%, 03/01/2039 ■	1,068
	Duke Realty L.P.
2,200	3.63%, 04/15/2023	2,240
1,061	3.88%, 10/15/2022	1,105
1,235	4.38%, 06/15/2022	1,332
15	5.95%, 02/15/2017	17
895	6.75%, 03/15/2020	1,103
260	7.38%, 02/15/2015	287
	ERAC USA Finance Co.
65	2.25%, 01/10/2014 ■	66
585	2.75%, 07/01/2013 - 03/15/2017 ■	603
1,370	3.30%, 10/15/2022 ■	1,398
1,000	5.63%, 03/15/2042 ■	1,145
300	6.38%, 10/15/2017 ■	361
125	7.00%, 10/15/2037 ■	165
	H & E Equipment Services, Inc.
700	7.00%, 09/01/2022 ■	775
	Hertz Corp.
275	6.75%, 04/15/2019	305
	Hertz Global Holdings, Inc.
195	5.88%, 10/15/2020	213
130	6.25%, 10/15/2022	145
	International Lease Finance Corp.
1,425	3.88%, 04/15/2018	1,446
415	5.65%, 06/01/2014	434
785	5.75%, 05/15/2016	854
3,620	5.88%, 04/01/2019 - 08/15/2022	3,974
810	6.25%, 05/15/2019	908
165	6.75%, 09/01/2016 ■	188
815	7.13%, 09/01/2018 ■	970
380	8.75%, 03/15/2017	457
	ProLogis L.P.
460	4.00%, 01/15/2018	498
175	4.50%, 08/15/2017	193
250	6.13%, 12/01/2016	289
95	6.25%, 03/15/2017	110
400	6.63%, 05/15/2018	486
	Realogy Corp.
673	7.63%, 01/15/2020 ■	772
	Regency Centers L.P.
830	5.25%, 08/01/2015	900
15	5.88%, 06/15/2017	17
	United Rental Financing Escrow Corp.
570	7.38%, 05/15/2020	646
	United Rentals North America, Inc.
65	5.75%, 07/15/2018	71
315	6.13%, 06/15/2023	339
135	7.63%, 04/15/2022	155
	UR Merger Sub Corp.
475	8.38%, 09/15/2020	537
		35,988
	Retail Trade - 1.2%
	99 Cents Only Stores
1,062	11.00%, 12/15/2019	1,227
	Affinia Group, Inc.
40	10.75%, 08/15/2016 ■	43
	Amazon.com, Inc.
2,555	2.50%, 11/29/2022	2,509
	AmeriGas Finance LLC
155	7.00%, 05/20/2022	173
	AutoZone, Inc.
1,823	3.70%, 04/15/2022	1,914
700	7.13%, 08/01/2018	876
	Building Materials Corp.
200	6.75%, 05/01/2021 ■	222
	Energy Transfer Partners
3,655	3.60%, 02/01/2023	3,730
660	5.20%, 02/01/2022	755
835	6.13%, 02/15/2017	969
125	6.63%, 10/15/2036	148
746	8.50%, 04/15/2014	799
	Energy Transfer Partners L.P.
1,000	7.50%, 07/01/2038	1,303
	GRD Holding III Corp.
630	10.75%, 06/01/2019 ■	677
	Home Depot, Inc.
735	2.70%, 04/01/2023	749
1,400	5.88%, 12/16/2036	1,813
	JC Penney Corp., Inc.
280	5.65%, 06/01/2020	241
265	6.38%, 10/15/2036	212
445	7.40%, 04/01/2037	373
45	7.95%, 04/01/2017	44
	Macy's Retail Holdings, Inc.
20	6.70%, 09/15/2028	24
20	7.00%, 02/15/2028	25
	Michaels Stores, Inc.
1,240	7.75%, 11/01/2018	1,362
	PC Merger Sub, Inc.
490	8.88%, 08/01/2020 ■	554
	QVC, Inc.
30	5.13%, 07/02/2022	32
	Sally Holdings LLC
135	5.75%, 06/01/2022	145
225	6.88%, 11/15/2019	252
	Sotheby's
595	5.25%, 10/01/2022 ■	609
	Turlock Corp.
2,800	2.75%, 11/02/2022 ■	2,839
	Wal-Mart Stores, Inc.
600	3.25%, 10/25/2020	656
3,000	4.00%, 04/11/2043	3,094
1,000	5.00%, 10/25/2040	1,178
600	5.25%, 09/01/2035	728
703	5.63%, 04/15/2041	907
2,000	6.20%, 04/15/2038	2,721
2,800	6.50%, 08/15/2037	3,918
		37,821

The accompanying notes are an integral part of these financial statements.

23

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Avon Products, Inc.
$2,015	2.38%, 03/15/2016	$2,058
	Procter & Gamble Co.
816	1.45%, 08/15/2016	838
1,200	5.55%, 03/05/2037	1,577
		4,473
	Transportation Equipment Manufacturing - 0.1%
	Huntington Ingalls Industries, Inc.
1,315	6.88%, 03/15/2018	1,455
106	7.13%, 03/15/2021	118
	Kansas City Southern de Mexico S.A. de C.V.
1,830	2.35%, 05/15/2020 ■☼	1,838
		3,411
	Truck Transportation - 0.2%
	Penske Truck Leasing Co.
2,975	2.50%, 07/11/2014 - 03/15/2016 ■	3,073
3,220	2.88%, 07/17/2018 ■	3,375
		6,448
	Utilities - 2.6%
	Abu Dhabi National Energy Co.
385	4.13%, 03/13/2017 §	416
	AES (The) Corp.
160	7.75%, 10/15/2015	183
1,010	8.00%, 10/15/2017	1,210
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	American Electric Power Co., Inc.
565	1.65%, 12/15/2017	571
	Calpine Corp.
576	7.25%, 10/15/2017 ■	610
198	7.50%, 02/15/2021 ■	224
	Carolina Power & Light Co.
5,060	4.10%, 05/15/2042 - 03/15/2043	5,285
	CenterPoint Energy Resources Corp.
290	4.50%, 01/15/2021	335
	Centrais Eletricas Brasileiras S.A.
1,595	5.75%, 10/27/2021 §	1,739
	Cia Saneamento Basico de Estado de Sao Paulo
243	6.25%, 12/16/2020 §	264
	Commonwealth Edison Co.
720	3.40%, 09/01/2021	788
100	5.80%, 03/15/2018	120
	Connecticut (The) Light & Power Co.
2,575	2.50%, 01/15/2023	2,614
	Consolidated Edison Co. of NY
1,400	4.20%, 03/15/2042	1,497
140	5.70%, 06/15/2040	182
700	5.85%, 04/01/2018	851
	Dolphin Subsidiary II, Inc.
460	7.25%, 10/15/2021	490
	Dominion Resources, Inc.
1,075	1.40%, 09/15/2017	1,083
3,000	1.95%, 08/15/2016	3,096
900	5.15%, 07/15/2015	984
1,615	7.00%, 06/15/2038	2,306
	Duke Energy Corp.
1,000	2.15%, 11/15/2016	1,036
1,350	3.55%, 09/15/2021	1,454
	Duke Energy Indiana, Inc.
225	3.75%, 07/15/2020	251
	E CL S.A.
100	5.63%, 01/15/2021 §	112
	Edison International
1,210	3.75%, 09/15/2017	1,322
	Enel Finance International S.A.
200	3.88%, 10/07/2014 ■	206
	Entergy Corp.
115	3.63%, 09/15/2015	120
	Exelon Generation Co. LLC
325	4.00%, 10/01/2020	348
270	5.20%, 10/01/2019	310
2,725	4.25%, 06/15/2022	2,904
	FirstEnergy Corp.
3,665	2.75%, 03/15/2018	3,736
	Florida Power & Light Co.
1,300	4.13%, 02/01/2042	1,385
	Georgia Power Co.
4,550	0.75%, 08/10/2015	4,569
320	4.75%, 09/01/2040	355
	Great Plains Energy, Inc.
181	4.85%, 06/01/2021	205
	IPALCO Enterprises, Inc.
30	7.25%, 04/01/2016 ■	34
	Kansas City Power & Light Co.
50	7.15%, 04/01/2019	65
	MidAmerican Energy Holdings Co.
100	5.75%, 04/01/2018	120
500	5.95%, 05/15/2037	637
	National Power Corp.
15	9.63%, 05/15/2028	24
	Nevada Power Co.
450	7.13%, 03/15/2019	581
	NiSource Finance Corp.
1,450	3.85%, 02/15/2023	1,528
1,460	5.25%, 09/15/2017 - 02/15/2043	1,575
140	6.40%, 03/15/2018	169
	Oncor Electric Delivery Co. LLC
700	4.55%, 12/01/2041	746
1,000	5.00%, 09/30/2017	1,148
615	5.25%, 09/30/2040	719
	Pacific Gas & Electric Co.
625	2.45%, 08/15/2022	624
346	3.25%, 09/15/2021	371
75	3.50%, 10/01/2020	83
2,400	6.05%, 03/01/2034	3,122
725	8.25%, 10/15/2018	974
	PacifiCorp
840	4.10%, 02/01/2042	885
1,000	5.50%, 01/15/2019	1,213
250	6.25%, 10/15/2037	341
	Pepco Holdings, Inc.
230	2.70%, 10/01/2015	238
	Potomac Electric Power
2,700	4.15%, 03/15/2043	2,892

The accompanying notes are an integral part of these financial statements.

24

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 41.0% - (continued)
		Utilities - 2.6% - (continued)
		Progress Energy, Inc.
	$345	3.15%, 04/01/2022	$357
	500	5.63%, 01/15/2016	561
	3,051	7.05%, 03/15/2019	3,885
	540	7.75%, 03/01/2031	766
		PSEG Power LLC
	850	2.75%, 09/15/2016	885
	975	8.63%, 04/15/2031	1,466
		Public Service Co. of Colorado
	1,930	3.60%, 09/15/2042	1,902
		San Diego Gas & Electric Co.
	285	4.50%, 08/15/2040	328
		Scana Corp.
	500	4.75%, 05/15/2021	561
		Sierra Pacific Power Co.
	100	6.00%, 05/15/2016	115
		Southern California Edison Co.
	925	4.50%, 09/01/2040	1,044
	500	6.00%, 01/15/2034	665
	1,010	6.05%, 03/15/2039	1,376
		Southern Co.
	300	2.38%, 09/15/2015	312
		Tampa Electric Co.
	2,095	2.60%, 09/15/2022	2,143
		Texas Competitive Electric Co.
	820	11.50%, 10/01/2020 ■	646
		Union Electric Co.
	145	6.40%, 06/15/2017	175
		Virginia Electric & Power Co.
	545	2.95%, 01/15/2022	581
	325	3.45%, 09/01/2022	358
	200	6.35%, 11/30/2037	280
		Virginia Electric and Power Co.
	2,450	1.20%, 01/15/2018	2,464
	905	4.00%, 01/15/2043	948
			83,084
		Water Transportation - 0.0%
		Marquette Transport Co.
	225	10.88%, 01/15/2017	243
		Royal Caribbean Cruises Ltd.
	120	5.25%, 11/15/2022	124
			367
		Wholesale Trade - 0.3%
		Controladora Mabe S.A. de C.V.
	705	7.88%, 10/28/2019 §	823
		HD Supply, Inc.
	220	8.13%, 04/15/2019	249
		Heineken N.V.
	1,770	1.40%, 10/01/2017 ■	1,775
		International Paper Co.
	500	7.30%, 11/15/2039	685
		Interpublic (The) Group of Co., Inc.
	120	6.25%, 11/15/2014	128
		J.M. Huber Corp.
	337	9.88%, 11/01/2019 ■	388
		SABMiller Holdings, Inc.
	1,500	2.45%, 01/15/2017 ■	1,571
	1,475	3.75%, 01/15/2022 ■	1,613
	800	4.95%, 01/15/2042 ■	921
			8,153
		Total corporate bonds
		(cost $1,247,221)	$1,304,185

FOREIGN GOVERNMENT OBLIGATIONS - 4.5%
		Argentina - 0.1%
		Argentina (Republic of)
	$2,565	2.50%, 12/31/2038	$853
	280	7.00%, 10/03/2015	244
EUR	296	7.82%, 12/31/2033	224
	2,577	8.28%, 12/31/2033	1,503
			$2,824
		Bolivia - 0.0%
		Bolivia (Government of)
	215	4.88%, 10/29/2022 ■	218
	230	4.88%, 10/29/2022 §	234
			452
		Brazil - 0.4%
		Banco Nacional De Desenvolvimento Economico
	935	6.50%, 06/10/2019 §	1,119
		Brazil (Republic of)
	1,225	2.63%, 01/05/2023	1,222
	1,029	5.63%, 01/07/2041	1,290
	445	5.88%, 01/15/2019	544
BRL	727	6.00%, 05/15/2015 ◄	385
	4,430	7.13%, 01/20/2037	6,501
	954	8.25%, 01/20/2034	1,530
	15	12.25%, 03/06/2030	30
			12,621
		Chile - 0.1%
		Chile (Republic of)
	509	3.25%, 09/14/2021	545
	1,365	3.88%, 08/05/2020	1,532
			2,077
		Colombia - 0.3%
		Colombia (Republic of)
	875	2.63%, 03/15/2023	867
	535	6.13%, 01/18/2041	720
	2,380	7.38%, 03/18/2019 - 09/18/2037	3,331
COP	1,450,000	7.75%, 04/14/2021	994
	565	8.13%, 05/21/2024	833
COP	10,000	9.85%, 06/28/2027	8
	85	10.38%, 01/28/2033	152
	1,371	11.75%, 02/25/2020	2,183
COP	108,000	12.00%, 10/22/2015	71
			9,159
		Costa Rica - 0.0%
		Costa Rica (Republic of)
	680	4.25%, 01/26/2023 ■	690
	255	4.38%, 04/30/2025 ■	257
	255	5.63%, 04/30/2043 ■	262
			1,209

The accompanying notes are an integral part of these financial statements.

25

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.5% - (continued)
		Croatia - 0.1%
		Croatia (Republic of)
	$1,330	5.50%, 04/04/2023 ■	$1,413
	460	6.25%, 04/27/2017 ■	506
	750	6.25%, 04/27/2017 §	825
	530	6.75%, 11/05/2019 §	606
			3,350
		Dominican Republic - 0.0%
		Dominican Republic
	130	5.88%, 04/18/2024 ■	133

		El Salvador - 0.0%
		El Salvador (Republic of)
	360	5.88%, 01/30/2025 ■	378
	175	7.63%, 02/01/2041 §	203
	375	7.65%, 06/15/2035 §	436
	10	8.25%, 04/10/2032 §	13
			1,030
		Guatemala - 0.0%
		Guatemala (Republic of)
	570	4.88%, 02/13/2028 ■	579
	240	5.75%, 06/06/2022 ■	270
	200	5.75%, 06/06/2022 §	225
			1,074
		Hungary - 0.2%
		Hungary (Republic of)
EUR	280	3.88%, 02/24/2020	354
	708	4.13%, 02/19/2018	715
EUR	505	4.38%, 07/04/2017	672
	588	5.38%, 02/21/2023	606
EUR	550	5.75%, 06/11/2018 §	773
EUR	366	6.00%, 01/11/2019 §	518
	750	7.63%, 03/29/2041	880
			4,518
		Iceland - 0.0%
		Iceland (Republic of)
	425	4.88%, 06/16/2016 §	453
	226	5.88%, 05/11/2022 ■	261
			714
		Indonesia - 0.3%
		Indonesia (Republic of)
	1,160	4.63%, 04/15/2043 ■	1,198
	485	4.88%, 05/05/2021 §	550
	1,000	5.88%, 03/13/2020 §	1,187
	265	6.75%, 03/10/2014 §	277
	2,000	6.88%, 03/09/2017 - 01/17/2018 §	2,383
	780	7.25%, 04/20/2015 §	866
	2,070	7.50%, 01/15/2016 §	2,380
	360	10.38%, 05/04/2014 §	392
	105	11.63%, 03/04/2019 §	156
			9,389
		Ivory Coast - 0.0%
		Ivory Coast (Republic of)
	1,110	7.10%, 12/31/2032 §	1,060
	100	7.21%, 12/31/2032 ■	96
			1,156
		Latvia - 0.1%
		Latvia (Republic of)
	1,095	2.75%, 01/12/2020 ■	1,092
	425	2.75%, 01/12/2020 §	424
	385	5.25%, 02/22/2017 ■	431
	200	5.25%, 02/22/2017 §	224
			2,171
		Mexico - 0.6%
		Mexican Bonos De Desarrollo
MXN	2,265	7.25%, 12/15/2016	207
MXN	18,408	8.00%, 12/17/2015	1,665
		United Mexican States
	6,434	4.75%, 03/08/2044	7,119
	920	5.63%, 01/15/2017	1,061
	1,470	5.75%, 10/12/2110	1,732
	230	5.88%, 01/15/2014	237
	1,598	6.05%, 01/11/2040	2,101
	439	6.63%, 03/03/2015	484
	409	6.75%, 09/27/2034	571
	1,371	7.50%, 04/08/2033	2,050
	335	8.30%, 08/15/2031	528
			17,755
		Morocco - 0.0%
		Morocco (Kingdom of)
	330	4.25%, 12/11/2022 ■	342
	355	5.50%, 12/11/2042 ■	369
			711
		Panama - 0.1%
		Panama (Republic of)
	329	7.13%, 01/29/2026	457
	798	7.25%, 03/15/2015	888
	345	8.88%, 09/30/2027	552
	120	9.38%, 04/01/2029	204
			2,101
		Peru - 0.1%
		Peru (Republic of)
	455	6.55%, 03/14/2037	650
	505	7.13%, 03/30/2019	655
PEN	75	7.84%, 08/12/2020	35
	905	8.38%, 05/03/2016	1,099
	354	8.75%, 11/21/2033	605
	25	9.88%, 02/06/2015	29
			3,073
		Philippines - 0.2%
		Philippines (Republic of)
	755	6.38%, 01/15/2032	1,021
	1,101	7.75%, 01/14/2031	1,668
	875	9.38%, 01/18/2017	1,118
	1,138	9.50%, 02/02/2030	1,949
	350	9.88%, 01/15/2019	495
	365	10.63%, 03/16/2025	625
			6,876
		Poland - 0.0%
		Poland (Republic of)
	75	6.38%, 07/15/2019	93

The accompanying notes are an integral part of these financial statements.

26

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.5% - (continued)
		Qatar (State of) - 0.0%
		Qatar (State of)
	$495	3.13%, 01/20/2017 §	$526
	160	5.25%, 01/20/2020 §	190
			716
		Romania - 0.1%
		Romania (Republic of)
	624	4.38%, 08/22/2023 ■	646
EUR	510	4.88%, 11/07/2019 §	720
			1,366
		Russia - 0.3%
		Russia (Federation of)
	1,600	3.25%, 04/04/2017 §	1,692
	200	3.63%, 04/29/2015 ■	209
	400	3.63%, 04/29/2015 §	419
	800	4.50%, 04/04/2022 §	897
	1,300	5.00%, 04/29/2020 §	1,500
RUB	16,880	6.80%, 12/11/2019	561
RUB	9,875	7.05%, 01/19/2028	326
	3,736	7.50%, 03/31/2030 §	4,700
RUB	11,340	8.15%, 02/03/2027 Δ	412
			10,716
		Serbia - 0.0%
		Serbia (Republic of)
	550	4.88%, 02/25/2020 ■	566

		Slovakia - 0.1%
		Slovakia (Republic of)
	535	4.38%, 05/21/2022 ■	587
	1,670	4.38%, 05/21/2022 §	1,831
			2,418
		Slovenia - 0.0%
		Slovenia (Republic of)
	475	5.50%, 10/26/2022 §☼	470

		South Africa - 0.1%
		South Africa (Republic of)
	340	4.67%, 01/17/2024	380
	860	6.88%, 05/27/2019	1,073
ZAR	4,045	8.75%, 02/28/2048	502
			1,955
		Turkey - 0.7%
		Turkey (Republic of)
	1,230	4.88%, 04/16/2043	1,264
	270	5.13%, 03/25/2022	308
	870	6.00%, 01/14/2041	1,046
	2,580	6.75%, 04/03/2018	3,077
	519	6.88%, 03/17/2036	680
	3,595	7.00%, 09/26/2016	4,166
	2,175	7.25%, 03/15/2015	2,398
	2,575	7.38%, 02/05/2025	3,438
	3,350	7.50%, 07/14/2017	4,041
	865	8.00%, 02/14/2034	1,258
			21,676
		Ukraine - 0.1%
		Ukraine (Government of)
	350	6.25%, 06/17/2016 ■	342
	200	6.25%, 06/17/2016 §	195
	1,380	6.58%, 11/21/2016 §	1,345
	260	6.75%, 11/14/2017 §	256
	105	6.88%, 09/23/2015 §	105
	865	7.50%, 04/17/2023 ■	835
	595	7.80%, 11/28/2022 ■	593
	220	9.25%, 07/24/2017 ■	235
			3,906
		United Arab Emirates - 0.0%
		United Arab Emirates
	200	6.75%, 04/08/2019 §	253

		Uruguay - 0.0%
		Uruguay (Republic of)
	509	7.88%, 01/15/2033	771

		Venezuela - 0.5%
		Venezuela (Republic of)
	2,985	5.75%, 02/26/2016 §	2,828
	540	7.00%, 03/31/2038 §	429
	430	8.25%, 10/13/2024 §	388
	1,863	9.00%, 05/07/2023 §	1,773
	3,260	9.25%, 05/07/2028 §	3,118
	3,610	9.38%, 01/13/2034	3,471
	3,055	11.75%, 10/21/2026 §	3,335
			15,342
		Total foreign government obligations
		(cost $138,990)	$142,641

MUNICIPAL BONDS - 0.3%
		Airport Revenues - 0.0%
		New York & New Jersey PA,
	$15	4.93%, 10/01/2051	$18

		General Obligations - 0.2%
		California State GO,
	725	7.30%, 10/01/2039	1,040
	230	7.60%, 11/01/2040	349
	550	7.63%, 03/01/2040	823
		California State GO, Taxable,
	2,570	7.55%, 04/01/2039	3,843
		Illinois State GO,
	155	5.10%, 06/01/2033	156
	585	5.67%, 03/01/2018	666
			6,877
		Miscellaneous - 0.0%
		California State Public Works Board Lease Rev,
	50	8.36%, 10/01/2034	69

		Transportation - 0.1%
		New Jersey State Turnpike Auth,
	250	7.10%, 01/01/2041	367
		New Jersey State Turnpike Auth, Taxable,
	50	7.41%, 01/01/2040	76

The accompanying notes are an integral part of these financial statements.

27

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
MUNICIPAL BONDS - 0.3% - (continued)
	Transportation - 0.1% - (continued)
	New York & New Jersey PA,
$2,500	4.46%, 10/01/2062	$2,612
350	5.86%, 12/01/2024	457
	North Texas Tollway Auth Rev,
455	6.72%, 01/01/2049	644
		4,156
	Total municipal bonds
	(cost $9,515)	$11,120

SENIOR FLOATING RATE INTERESTS♦ - 0.1%
	Arts, Entertainment and Recreation - 0.0%
	Kabel Deutschland Holding AG
$295	3.25%, 02/01/2019	$296

	Finance and Insurance - 0.0%
	Asurion LLC
324	4.50%, 05/24/2019	328

	Health Care and Social Assistance - 0.0%
	Hologic, Inc.
124	4.50%, 08/01/2019	126

	Information - 0.0%
	Alcatel-Lucent
245	6.25%, 06/29/2016	249
110	7.25%, 01/30/2019	112
		361
	Mining - 0.0%
	Arch Coal, Inc.
407	5.75%, 05/16/2018	412

	Utilities - 0.1%
	Texas Competitive Electric Holdings Co. LLC
1,949	4.73%, 10/10/2017	1,433

	Total senior floating rate interests
	(cost $2,886)	$2,956

U.S. GOVERNMENT SECURITIES - 1.7%
U.S. Treasury Securities - 1.7%
	U.S. Treasury Bonds - 0.3%
$5,800	4.50%, 02/15/2036 ╦	$7,634

	U.S. Treasury Notes - 1.4%
14,000	2.63%, 01/31/2018	15,321
26,800	3.25%, 12/31/2016 ‡	29,547
		44,868
		52,502
	Total U.S. government securities
	(cost $52,430)	$52,502

	Total long-term investments
	(cost $2,751,463)	$3,033,358

SHORT-TERM INVESTMENTS - 3.9%
Repurchase Agreements - 3.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,023, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $4,104)
$4,023	0.17%, 4/30/2013	$4,023
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in
the amount of $10,962, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury
Bond 11.25%, 2015, U.S. Treasury Note
	0.75%, 2013, value of $11,182)
10,962	0.15%, 4/30/2013	10,962
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $21,113, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $21,536)
21,113	0.15%, 4/30/2013	21,113
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $29,324, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $29,911)
29,324	0.14%, 4/30/2013	29,324
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,273, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $5,378)
5,273	0.17%, 4/30/2013	5,273
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $17,869, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $18,226)
17,869	0.14%, 4/30/2013	17,869
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $12,563, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $12,814)
12,563	0.17%, 4/30/2013	12,563
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $224, collateralized by U.S. Treasury Note 3.88%, 2018, value of $229)
224	0.13%, 4/30/2013	224
		101,351
U.S. Treasury Bills - 0.7%
25,000	0.15%, 01/09/2014 ○	$24,984

The accompanying notes are an integral part of these financial statements.

28

Shares or Principal Amount ╬	Market Value ╪
SHORT-TERM INVESTMENTS - 3.9% - (continued)
U.S. Treasury Bills - 0.7% - (continued)
Total short-term investments
(cost $126,326)		$126,335

Total investments
(cost $2,877,789) ▲	99.3%	$3,159,693
Other assets and liabilities	0.7%	20,735
Total net assets	100.0%	$3,180,428

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $2,878,873 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$284,831
Unrealized Depreciation	(4,011)
Net Unrealized Appreciation	$280,820

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $260 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $2,438, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

Þ	This security may pay interest in additional principal instead of cash.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $266,501, which represents 8.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $64,751, which represents 2.0% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the first call date.

The accompanying notes are an integral part of these financial statements.

29

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $17,703 at April 30, 2013.

Futures Contracts Outstanding at April 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 30-Year Bond Future	218	06/19/2013	$31,499	$32,346	$847

Short position contracts:
U.S. Treasury 10-Year Note Future	231	06/19/2013	$30,393	$30,806	$(413)
U.S. Treasury CME Ultra Long Term Bond Future	30	06/19/2013	4,746	4,931	(185)
					$(598)
					$249

* The number of contracts does not omit 000's.

Cash of $200 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

30

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Buy	06/04/2013	GSC	$507	$505	$(2)
BRL	Buy	06/04/2013	UBS	3	3	–
CHF	Sell	05/06/2013	DEUT	638	638	–
CHF	Sell	05/02/2013	JPM	1,089	1,088	1
CHF	Sell	05/03/2013	NAB	824	830	(6)
CLP	Buy	06/19/2013	UBS	348	350	2
CLP	Sell	06/19/2013	SCB	347	350	(3)
COP	Buy	06/19/2013	SCB	426	427	1
COP	Sell	06/19/2013	BOA	1,142	1,130	12
COP	Sell	06/19/2013	SCB	211	213	(2)
EUR	Sell	06/19/2013	JPM	3,105	3,155	(50)
ILS	Buy	06/19/2013	JPM	362	372	10
INR	Buy	06/19/2013	SCB	162	165	3
INR	Buy	06/19/2013	UBS	696	714	18
MXN	Buy	06/19/2013	CSFB	946	956	10
MXN	Buy	06/19/2013	SCB	101	103	2
MXN	Sell	06/19/2013	JPM	1,523	1,568	(45)
MYR	Buy	06/19/2013	JPM	341	352	11
MYR	Buy	06/19/2013	SCB	94	95	1
NGN	Buy	12/09/2013	CBK	623	644	21
NGN	Buy	12/09/2013	SCB	185	182	(3)
PEN	Sell	06/19/2013	SSG	33	32	1
PHP	Buy	06/19/2013	JPM	394	387	(7)
PHP	Buy	06/19/2013	SCB	47	47	–
RUB	Buy	06/19/2013	UBS	378	376	(2)
RUB	Sell	06/19/2013	CSFB	560	567	(7)
RUB	Sell	06/19/2013	JPM	1,086	1,100	(14)
TRY	Buy	06/19/2013	CSFB	340	344	4
TRY	Buy	06/19/2013	SCB	98	100	2
ZAR	Sell	06/19/2013	JPM	469	483	(14)
						$(56)

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Sell protection:
CDX.NA.HY.19	BCLY	$35,500	5.00%	12/20/17	$522	$2,517	$1,995
CDX.NA.HY.19	BOA	3,555	5.00%	12/20/17	87	252	165
Total					$609	$2,769	$2,160
Credit default swaps on single-name issues:
Sell protection:
Societe Generale	MSC	$2,450	1.00% / 1.69%	03/20/18	$(98)	$(79)	$19
Telecom Italia S.p.A.	BOA	1,000	1.00% / 2.56%	03/20/18	(105)	(72)	33
Total					$(203)	$(151)	$52
					$406	$2,618	$2,212

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	EURO
ILS	Israeli New Shekel
INR	Indian Rupee
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
RUB	New Ruble
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$46,482	$–	$36,570	$9,912
Common Stocks ‡	1,470,541	1,326,982	143,559	–
Corporate Bonds	1,304,185	–	1,302,273	1,912
Foreign Government Obligations	142,641	–	142,641	–
Municipal Bonds	11,120	–	11,120	–
Preferred Stocks	2,931	2,931	–	–
Senior Floating Rate Interests	2,956	–	2,956	–
U.S. Government Securities	52,502	–	52,502	–
Short-Term Investments	126,335	–	126,335	–
Total	$3,159,693	$1,329,913	$1,817,956	$11,824
Credit Default Swaps *	2,212	–	2,212	–
Foreign Currency Contracts *	99	–	99	–
Futures *	847	847	–	–
Total	$3,158	$847	$2,311	$–
Liabilities:
Foreign Currency Contracts *	155	–	155	–
Futures *	598	598	–	–
Total	$753	$598	$155	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$8,740	$1,825	$660	†	$495	$5,679	$(6,611)	$—	$(876)	$9,912
Corporate Bonds and Foreign Government Obligations	3,056	—	22	‡	—	—	(1)	—	(1,165)	1,912
Total	$11,796	$1,825	$682		$495	$5,679	$(6,612)	$—	$(2,041)	$11,824

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $1,047.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $22.

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,877,789)	$3,159,693
Cash	1,917	*
Foreign currency on deposit with custodian (cost $187)	188
Unrealized appreciation on foreign currency contracts	99
Unrealized appreciation on swap contracts	2,212
Receivables:
Investment securities sold	17,714
Fund shares sold	24,566
Dividends and interest	18,594
Variation margin	41
Swap premiums paid	609
Other assets	199
Total assets	3,225,832
Liabilities:
Unrealized depreciation on foreign currency contracts	155
Payables:
Investment securities purchased	37,007
Fund shares redeemed	6,830
Investment management fees	303
Administrative fees	2
Distribution fees	238
Collateral received from broker	260
Variation margin	49
Accrued expenses	332
Swap premiums received	203
Other liabilities	25
Total liabilities	45,404
Net assets	$3,180,428
Summary of Net Assets:
Capital stock and paid-in-capital	$2,862,108
Undistributed net investment income	5,807
Accumulated net realized gain	28,178
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	284,335
Net assets	$3,180,428

*	Cash of $200 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

34

Shares authorized	1,250,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.91/$13.66
Shares outstanding	123,363
Net assets	$1,592,469
Class B: Net asset value per share	$12.87
Shares outstanding	1,523
Net assets	$19,599
Class C: Net asset value per share	$12.78
Shares outstanding	79,856
Net assets	$1,020,175
Class I: Net asset value per share	$12.91
Shares outstanding	35,851
Net assets	$462,797
Class R3: Net asset value per share	$12.95
Shares outstanding	3,349
Net assets	$43,382
Class R4: Net asset value per share	$12.95
Shares outstanding	1,937
Net assets	$25,091
Class R5: Net asset value per share	$12.96
Shares outstanding	621
Net assets	$8,048
Class Y: Net asset value per share	$13.01
Shares outstanding	681
Net assets	$8,867

The accompanying notes are an integral part of these financial statements.

35

The Hartford Balanced Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$21,217
Interest	25,346
Less: Foreign tax withheld	(362)
Total investment income	46,201

Expenses:
Investment management fees	7,665
Administrative services fees
Class R3	33
Class R4	19
Class R5	2
Transfer agent fees
Class A	729
Class B	20
Class C	367
Class I	192
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	1,658
Class B	22
Class C	4,039
Class R3	83
Class R4	31
Custodian fees	15
Accounting services fees	259
Registration and filing fees	134
Board of Directors' fees	25
Audit fees	14
Other expenses	181
Total expenses (before waivers and fees paid indirectly)	15,489
Expense waivers	(855)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(858)
Total expenses, net	14,631
Net Investment Income	31,570
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	28,626
Net realized loss on futures	(36)
Net realized gain on swap contracts	693
Net realized gain on foreign currency contracts	21
Net realized loss on other foreign currency transactions	(148)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	29,156
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	147,545
Net unrealized appreciation of futures	362
Net unrealized appreciation of swap contracts	1,990
Net unrealized depreciation of foreign currency contracts	(51)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	30
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	149,876
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	179,032
Net Increase in Net Assets Resulting from Operations	$210,602

The accompanying notes are an integral part of these financial statements.

36

The Hartford Balanced Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$31,570	$36,617
Net realized gain on investments, other financial instruments and foreign currency transactions	29,156	27,655
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	149,876	105,391
Net Increase in Net Assets Resulting from Operations	210,602	169,663
Distributions to Shareholders:
From net investment income
Class A	(16,638)	(19,641)
Class B	(222)	(283)
Class C	(7,615)	(7,668)
Class I	(5,082)	(5,040)
Class R3	(367)	(389)
Class R4	(230)	(194)
Class R5	(48)	(4)
Class Y	(83)	(22)
Total from net investment income	(30,285)	(33,241)
From net realized gain on investments
Class A	(14,201)	—
Class B	(205)	—
Class C	(8,322)	—
Class I	(3,831)	—
Class R3	(354)	—
Class R4	(187)	—
Class R5	(2)	—
Class Y	(31)	—
Total from net realized gain on investments	(27,133)	—
Total distributions	(57,418)	(33,241)
Capital Share Transactions:
Class A	383,357	658,746
Class B	2,146	5,691
Class C	322,896	471,539
Class I	133,455	227,464
Class R3	13,496	20,914
Class R4	8,926	13,365
Class R5	7,565	31
Class Y	6,623	1,616
Net increase from capital share transactions	878,464	1,399,366
Net Increase in Net Assets	1,031,648	1,535,788
Net Assets:
Beginning of period	2,148,780	612,992
End of period	$3,180,428	$2,148,780
Undistributed (distribution in excess of) net investment income (loss)	$5,807	$4,522

The accompanying notes are an integral part of these financial statements.

37

The Hartford Balanced Income Fund

Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

38

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

39

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

40

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

41

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that

42

is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2013.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or

43

The Hartford Balanced Income Fund

Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The
44

risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

45

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$99	$—	$—	$—	$—	$99
Unrealized appreciation on swap contracts	—	—	2,212	—	—	—	2,212
Variation margin receivable *	41	—	—	—	—	—	41
Total	$41	$99	$2,212	$—	$—	$—	$2,352

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$155	$—	$—	$—	$—	$155
Variation margin payable *	49	—	—	—	—	—	49
Total	$49	$155	$—	$—	$—	$—	$204

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $249 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(36)	$—	$—	$—	$—	$—	$(36)
Net realized gain on swap contracts	—	—	693	—	—	—	693
Net realized gain on foreign currency contracts	—	21	—	—	—	—	21
Total	$(36)	$21	$693	$—	$—	$—	$678

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$362	$—	$—	$—	$—	$—	$362
Net change in unrealized appreciation of swap contracts	—	—	1,990	—	—	—	1,990
Net change in unrealized depreciation of foreign currency contracts	—	(51)	—	—	—	—	(51)
Total	$362	$(51)	$1,990	$—	$—	$—	$2,301

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

46

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

47

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$33,241	$11,828

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,916
Undistributed Long-Term Capital Gain	13,778
Unrealized Appreciation *	133,440
Total Accumulated Earnings	$165,134

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(366)
Accumulated Net Realized Gain (Loss)	366

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $922 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

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The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.700%
On next $250 million	0.630%
On next $500 million	0.600%
On next $1.5 billion	0.570%
On next $2.5 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.525%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of

49

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%

*	Due to the reduced Class B Distribution and Service Plan (12b-1) fees effective June 30, 2012, the limit on net operating expenses attributable to Class B shares is 0.99%.

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.89%	1.64%	1.64%	0.64%	1.14%	0.84%	0.64%	0.59%

*	Due to the reduced Class B Distribution and Service Plan (12b-1) fees effective June 30, 2012, the limit on net operating expenses attributable to Class B shares was 0.89%.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	0.93%
Class B	0.93
Class C	1.68
Class I	0.68
Class R3	1.18
Class R4	0.88
Class R5	0.68
Class Y	0.61

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $12,328 and contingent deferred sales charges of $119 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for

50

payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, Class B shares’ Rule 12b-1 fee was reduced from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	2

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,071,680
Sales Proceeds Excluding U.S. Government Obligations	309,180
Cost of Purchases for U.S. Government Obligations	92,252
Sales Proceeds for U.S. Government Obligations	64,651

51

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	37,250	2,448	(8,731)	—	30,967	63,789	1,615	(8,878)	—	56,526
Amount	$461,644	$29,850	$(108,137)	$—	$383,357	$743,556	$18,846	$(103,656)	$—	$658,746
Class B
Shares	306	30	(161)	—	175	750	20	(272)	—	498
Amount	$3,754	$369	$(1,977)	$—	$2,146	$8,622	$237	$(3,168)	$—	$5,691
Class C
Shares	29,426	1,151	(4,261)	—	26,316	43,872	561	(3,706)	—	40,727
Amount	$361,346	$13,864	$(52,314)	$—	$322,896	$508,056	$6,494	$(43,011)	$—	$471,539
Class I
Shares	15,463	572	(5,295)	—	10,740	21,997	324	(2,850)	—	19,471
Amount	$192,126	$6,985	$(65,656)	$—	$133,455	$257,129	$3,794	$(33,459)	$—	$227,464
Class R3
Shares	1,424	58	(403)	—	1,079	2,613	33	(858)	—	1,788
Amount	$17,824	$715	$(5,043)	$—	$13,496	$30,676	$388	$(10,150)	$—	$20,914
Class R4
Shares	2,067	31	(1,347)	—	751	1,437	15	(308)	—	1,144
Amount	$25,467	$376	$(16,917)	$—	$8,926	$16,938	$180	$(3,753)	$—	$13,365
Class R5
Shares	640	4	(36)	—	608	2	—	—	—	2
Amount	$7,966	$50	$(451)	$—	$7,565	$27	$4	$—	$—	$31
Class Y
Shares	565	9	(41)	—	533	143	2	(9)	—	136
Amount	$7,016	$113	$(506)	$—	$6,623	$1,700	$21	$(105)	$—	$1,616
Total
Shares	87,141	4,303	(20,275)	—	71,169	134,603	2,570	(16,881)	—	120,292
Amount	$1,077,143	$52,322	$(251,001)	$—	$878,464	$1,566,704	$29,964	$(197,302)	$—	$1,399,366

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	17	$211
For the Year Ended October 31, 2012	28	$332

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

52

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

53

The Hartford Balanced Income Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$12.24	$0.16	$0.81	$0.97	$(0.15)	$(0.15)	$–	$(0.30)	$12.91
B	12.20	0.16	0.81	0.97	(0.15)	(0.15)	–	(0.30)	12.87
C	12.13	0.11	0.80	0.91	(0.11)	(0.15)	–	(0.26)	12.78
I	12.24	0.18	0.81	0.99	(0.17)	(0.15)	–	(0.32)	12.91
R3	12.29	0.15	0.80	0.95	(0.14)	(0.15)	–	(0.29)	12.95
R4	12.28	0.16	0.81	0.97	(0.15)	(0.15)	–	(0.30)	12.95
R5	12.29	0.18	0.81	0.99	(0.17)	(0.15)	–	(0.32)	12.96
Y	12.34	0.18	0.81	0.99	(0.17)	(0.15)	–	(0.32)	13.01

For the Year Ended October 31, 2012 (E)
A	11.02	0.35	1.18	1.53	(0.31)	–	–	(0.31)	12.24
B	10.98	0.30	1.16	1.46	(0.24)	–	–	(0.24)	12.20
C	10.94	0.25	1.18	1.43	(0.24)	–	–	(0.24)	12.13
I	11.02	0.37	1.18	1.55	(0.33)	–	–	(0.33)	12.24
R3	11.06	0.31	1.20	1.51	(0.28)	–	–	(0.28)	12.29
R4	11.06	0.33	1.21	1.54	(0.32)	–	–	(0.32)	12.28
R5	11.06	0.38	1.18	1.56	(0.33)	–	–	(0.33)	12.29
Y	11.05	0.37	1.26	1.63	(0.34)	–	–	(0.34)	12.34

For the Year Ended October 31, 2011 (E)
A	10.55	0.37	0.44	0.81	(0.34)	–	–	(0.34)	11.02
B	10.51	0.28	0.44	0.72	(0.25)	–	–	(0.25)	10.98
C	10.48	0.29	0.44	0.73	(0.27)	–	–	(0.27)	10.94
I	10.54	0.39	0.45	0.84	(0.36)	–	–	(0.36)	11.02
R3	10.58	0.32	0.46	0.78	(0.30)	–	–	(0.30)	11.06
R4	10.58	0.37	0.44	0.81	(0.33)	–	–	(0.33)	11.06
R5	10.58	0.41	0.44	0.85	(0.37)	–	–	(0.37)	11.06
Y	10.57	0.42	0.43	0.85	(0.37)	–	–	(0.37)	11.05

For the Year Ended October 31, 2010
A	9.44	0.33	1.11	1.44	(0.33)	–	–	(0.33)	10.55
B	9.40	0.29	1.07	1.36	(0.25)	–	–	(0.25)	10.51
C	9.40	0.26	1.10	1.36	(0.28)	–	–	(0.28)	10.48
I(H)	9.81	0.25	0.74	0.99	(0.26)	–	–	(0.26)	10.54
R3(I)	9.75	0.13	0.84	0.97	(0.14)	–	–	(0.14)	10.58
R4(I)	9.75	0.14	0.84	0.98	(0.15)	–	–	(0.15)	10.58
R5(I)	9.75	0.16	0.84	1.00	(0.17)	–	–	(0.17)	10.58
Y	9.46	0.42	1.05	1.47	(0.36)	–	–	(0.36)	10.57

For the Year Ended October 31, 2009 (E)
A	8.22	0.38	1.23	1.61	(0.39)	–	–	(0.39)	9.44
B	8.20	0.31	1.23	1.54	(0.34)	–	–	(0.34)	9.40
C	8.19	0.31	1.23	1.54	(0.33)	–	–	(0.33)	9.40
Y	8.24	0.42	1.22	1.64	(0.42)	–	–	(0.42)	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	(2.75)	(2.35)	(0.41)	(0.04)	–	(0.45)	8.22
B	10.98	0.33	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	8.20
C	10.97	0.33	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	8.19
Y	11.03	0.44	(2.75)	(2.31)	(0.44)	(0.04)	–	(0.48)	8.24

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 26, 2010.
(I)	Commenced operations on May 28, 2010.

54

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.12	%(F)	$1,592,469	1.00	%(G)	0.93	%(G)	2.64	%(G)	15%
8.14	(F)	19,599	1.11	(G)	0.93	(G)	2.65	(G)	–
7.68	(F)	1,020,175	1.73	(G)	1.68	(G)	1.88	(G)	–
8.24	(F)	462,797	0.74	(G)	0.68	(G)	2.88	(G)	–
7.87	(F)	43,382	1.34	(G)	1.18	(G)	2.37	(G)	–
8.08	(F)	25,091	1.04	(G)	0.88	(G)	2.64	(G)	–
8.21	(F)	8,048	0.74	(G)	0.68	(G)	2.95	(G)	–
8.20	(F)	8,867	0.64	(G)	0.61	(G)	2.88	(G)	–

14.05		1,131,250	1.04		0.83		2.98		30
13.44		16,451	1.54		1.30		2.55		–
13.22		649,208	1.79		1.58		2.19		–
14.31		307,422	0.81		0.59		3.19		–
13.84		27,888	1.41		1.11		2.64		–
14.08		14,568	1.17		0.83		2.77		–
14.33		164	0.76		0.56		3.29		–
14.98		1,829	0.74		0.56		3.14		–

7.78		395,347	1.17		0.67		3.44		29
6.96		9,328	2.05		1.50		2.61		–
7.05		140,127	1.90		1.40		2.70		–
8.11		62,139	0.94		0.44		3.62		–
7.45		5,333	1.50		1.00		2.96		–
7.82		463	1.22		0.70		3.37		–
8.13		119	0.91		0.40		3.75		–
8.23		136	0.81		0.31		3.84		–

15.55		178,227	1.24		0.74		3.73		34
14.69		5,008	2.13		1.50		3.07		–
14.66		52,740	1.98		1.48		2.82		–
10.23	(F)	17,593	0.99	(G)	0.49	(G)	3.52	(G)	–
10.03	(F)	166	1.58	(G)	1.01	(G)	3.03	(G)	–
10.17	(F)	112	1.28	(G)	0.71	(G)	3.40	(G)	–
10.33	(F)	110	0.96	(G)	0.41	(G)	3.70	(G)	–
15.87		126	0.86		0.35		4.24		–

20.29		59,923	1.32		1.19		4.56		63
19.37		3,681	2.26		1.90		3.80		–
19.44		6,409	2.10		1.94		3.81		–
20.67		108	0.94		0.85		4.96		–

(22.01)		36,544	1.25		1.25		4.10		44
(22.53)		1,945	2.14		2.00		3.35		–
(22.55)		4,007	2.04		2.00		3.34		–
(21.67)		90	0.91		0.90		4.43		–

55

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

56

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

57

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

58

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,081.20	$4.79	$1,000.00	$1,020.19	$4.65	0.93%	181	365
Class B	$1,000.00	$1,081.40	$4.78	$1,000.00	$1,020.20	$4.64	0.93	181	365
Class C	$1,000.00	$1,076.80	$8.64	$1,000.00	$1,016.47	$8.39	1.68	181	365
Class I	$1,000.00	$1,082.40	$3.51	$1,000.00	$1,021.42	$3.41	0.68	181	365
Class R3	$1,000.00	$1,078.70	$6.08	$1,000.00	$1,018.94	$5.91	1.18	181	365
Class R4	$1,000.00	$1,080.80	$4.52	$1,000.00	$1,020.45	$4.39	0.88	181	365
Class R5	$1,000.00	$1,082.10	$3.49	$1,000.00	$1,021.44	$3.39	0.68	181	365
Class Y	$1,000.00	$1,082.00	$3.17	$1,000.00	$1,021.75	$3.07	0.61	181	365

59

The Hartford Balanced Income Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Balanced Income Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

60

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

61

The Hartford Balanced Income Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

62

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-BI13 4/13 113963 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CAPITAL APPRECIATION FUND 2013 Semi Annual Report

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Capital Appreciation A#	21.39%	20.54%	1.04%	9.72%
Capital Appreciation A##		13.91%	-0.10%	9.10%
Capital Appreciation B#	20.87%	19.50%	0.21%	9.10%*
Capital Appreciation B##		14.50%	-0.18%	9.10%*
Capital Appreciation C#	20.96%	19.67%	0.32%	8.96%
Capital Appreciation C##		18.67%	0.32%	8.96%
Capital Appreciation I#	21.56%	20.86%	1.34%	9.93%
Capital Appreciation R3#	21.26%	20.24%	0.78%	9.72%
Capital Appreciation R4#	21.41%	20.59%	1.09%	9.94%
Capital Appreciation R5#	21.59%	20.94%	1.40%	10.15%
Capital Appreciation Y#	21.66%	21.08%	1.50%	10.23%
Russell 3000 Index	15.16%	17.21%	31.48%	8.48%
S&P 500 Index	14.41%	16.88%	28.88%	7.88%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.16%	1.16%
Capital Appreciation Class B	2.00%	2.01%
Capital Appreciation Class C	1.87%	1.87%
Capital Appreciation Class I	0.86%	0.86%
Capital Appreciation Class R3	1.40%	1.41%
Capital Appreciation Class R4	1.10%	1.11%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class Y	0.70%	0.70%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA	Kent M. Stahl, CFA*
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Director, Investments and Risk Management

Gregg R. Thomas, CFA*
Vice President and Director, Risk Management

*Appointed as a Portfolio Manager to the Fund as of March 1, 2013.

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 21.39%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 15.16% for the same period. The Fund also outperformed the 13.98% average return in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Health Care (+20.3%), Consumer Discretionary (+20.0%), and Financials (+18.71%) sectors, while the Information Technology (+7.8%), Energy (+8.9%) and Materials (+10.3%) sectors lagged on a relative basis.

The Fund outperformed its benchmark primarily due to strong security selection. Positive stock selection within the Industrials, Information Technology, and Consumer Staples sectors more than offset weak stock selection within the Materials, Health Care, and Telecommunication Services sectors. Sector allocation, a result of bottom-up stock selection, modestly contributed to benchmark-relative returns due to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the strong-performing Consumer Discretionary sector and an underweight to the weaker performing Energy sector.

The top contributors to relative performance included United Continental (Industrials), Hertz Global Holding (Industrials), and Best Buy Company (Consumer Discretionary). U.S.-based global airline United Continental saw shares rise as investors continued to gain confidence that the integration problems from the United and Continental merger were beginning to be resolved. The share price of U.S.-based car and equipment

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

rental company Hertz Global Holding climbed as a result of a strong earnings release with higher-than-expected revenue and profit margins as well as higher earning guidance. Shares of Best Buy Company, a U.S.-based electronics and entertainment retailer, rose after the company announced that it would divest its interest in a European joint venture to its partner in the joint venture, Carphone Warehouse. U.S.-based biopharmaceutical company Gilead Sciences was also among the top contributors to absolute performance (i.e. total return) during the period.

Teva Pharmaceutical (Health Care), Barrick Gold (Materials), and JC Penney Holding (Consumer Discretionary) detracted most from relative returns during the period. Israel-based global pharmaceutical company Teva Pharmaceutical’s stock declined early in the period after management announced that it would take longer than expected to realize the benefits from a strategy to reduce costs. Shares of Canada-based gold exploration and mining company Barrick Gold underperformed as investors grew concerned about the rising cost to extract gold; downward pressure on gold prices also weighed on the stock.U.S.-based department store operator JC Penney Holding saw shares decline as a result of soft earnings attributed to a slowdown in same store sales and a decline in gross margins. Top detractors from absolute returns also included computer, smartphone, and application designer and retailer Apple (Consumer Discretionary).

What is the outlook?

Looking forward, fundamentals appear to have improved somewhat as compared to this time last year. In our view, signs of strength include macroeconomic trends, particularly U.S. housing, where we are starting to see higher construction building on 2012 orders. We believe that housing is a tailwind that should drive Gross Domestic Product going forward.

Although we believe the U.S. outlook continues to improve, significant challenges remain in Europe, as evidenced by the recent Cyprus bank crisis. In response to these mixed developments, we have maintained a neutral posture while perhaps letting some stocks run a bit more because of the more stable backdrop. We believe strong gains in equity markets, especially in the U.S., mean that valuations for some companies and sectors are becoming less attractive.

In this environment we continue to focus our efforts on stock-by-stock fundamental research consistent with the Fund’s opportunistic investment strategy. We continue to seek out and identify companies that we believe hold the potential for capital appreciation in a moderate growth environment. At the end of the period, our bottom-up decisions resulted in overweights in the Consumer Discretionary, Industrials, and Information Technology sectors and underweights in Financials, Utilities, and Energy sectors relative to the Russell 3000 Index.

Diversification by Industry
as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	6.4%
Banks (Financials)	0.6
Capital Goods (Industrials)	7.6
Commercial and Professional Services (Industrials)	0.3
Consumer Durables and Apparel (Consumer Discretionary)	0.2
Consumer Services (Consumer Discretionary)	3.3
Diversified Financials (Financials)	6.5
Energy (Energy)	6.2
Food and Staples Retailing (Consumer Staples)	4.6
Food, Beverage and Tobacco (Consumer Staples)	2.8
Health Care Equipment and Services (Health Care)	2.8
Household and Personal Products (Consumer Staples)	0.0
Insurance (Financials)	4.5
Materials (Materials)	3.5
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	7.8
Real Estate (Financials)	0.4
Retailing (Consumer Discretionary)	8.4
Semiconductors and Semiconductor Equipment (Information Technology)	4.4
Software and Services (Information Technology)	9.5
Technology Hardware and Equipment (Information Technology)	4.2
Telecommunication Services (Services)	0.9
Transportation (Industrials)	10.3
Utilities (Utilities)	0.2
Total	98.1%
Fixed Income Securities
Finance and Insurance (Finance)	0.2%
Total	0.2%
Short-Term Investments	1.1
Other Assets and Liabilities	0.6
Total	100.0%

4

The Hartford Capital Appreciation Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1%
	Automobiles and Components - 6.4%
117	Dana Holding Corp.	$2,016
25	Delphi Automotive plc	1,146
28,299	Ford Motor Co.	387,973
81	General Motors Co. ●	2,489
9,940	Goodyear (The) Tire & Rubber Co. ●	124,205
58	Harley-Davidson, Inc.	3,195
500	Hyundai Motor Co., Ltd.	90,704
71	Modine Manufacturing Co. ●	647
13	Renault S.A.	888
106	Stoneridge, Inc. ●	803
58	Tenneco Automotive, Inc. ●	2,251
37	Tesla Motors, Inc. ●	1,980
2,713	TRW Automotive Holdings Corp. ●	162,952
		781,249
	Banks - 0.6%
1,061	Hana Financial Holdings	33,991
860	Intesa Sanpaolo	1,562
406	Mitsubishi UFJ Financial Group, Inc.	2,754
272	PNC Financial Services Group, Inc.	18,461
477	Wells Fargo & Co.	18,123
		74,891
	Capital Goods - 7.6%
48	3M Co.	4,990
88	AGCO Corp. ‡	4,686
72	AMETEK, Inc.	2,923
26	Armstrong World Industries, Inc. ●	1,317
46	Assa Abloy Ab	1,850
78	Belden, Inc.	3,856
31	Boeing Co.	2,798
1,405	Cummins, Inc.	149,521
200	DigitalGlobe, Inc. ●	5,852
28	Dover Corp.	1,911
67	Eaton Corp. plc	4,102
16	Flowserve Corp.	2,592
44	Gencorp, Inc. ●	575
65	General Cable Corp. ●	2,257
46	Illinois Tool Works, Inc.	2,970
17,942	Itochu Corp.	222,471
4,350	KBR, Inc.	130,843
40	Lockheed Martin Corp.	4,007
67	Masco Corp.	1,303
45	MasTec, Inc. ●	1,263
55	Northrop Grumman Corp.	4,149
1,030	Pentair Ltd.	55,975
154	Polypore International, Inc. ●	6,443
97	Rexel S.A.	2,145
6,642	Rolls-Royce Holdings plc	116,760
2,597	Safran S.A.	127,679
40	Stanley Black & Decker, Inc.	3,013
294	TransDigm Group, Inc.	43,145
47	United Technologies Corp.	4,266
80	WESCO International, Inc. ●	5,741
		921,403
	Commercial and Professional Services - 0.3%
56	IHS, Inc. ●	5,434
65	Knoll, Inc.	1,012
840	Nielsen Holdings N.V.	29,076
43	Verisk Analytics, Inc. ●	2,633
80	Waste Connections, Inc.	3,042
		41,197
	Consumer Durables and Apparel - 0.2%
116	D.R. Horton, Inc.	3,038
11	Deckers Outdoor Corp. ●	633
191	Fifth & Pacific Cos., Inc. ●	3,930
25	Fossil, Inc. ●	2,429
87	Mattel, Inc.	3,952
13	PVH Corp.	1,466
178	Quiksilver, Inc. ●	1,195
2,098	Samsonite International S.A.	5,173
3	Taylor Morrison Home Corp. ●	77
29	Tempur-Pedic International, Inc. ●	1,407
118	Vera Bradley, Inc. ●	2,692
		25,992
	Consumer Services - 3.3%
64	Apollo Group, Inc. Class A ●	1,184
21	Buffalo Wild Wings, Inc. ●	1,852
219	Burger King Worldwide, Inc.	3,942
36	DeVry, Inc.	996
—	Diamond Resorts LLC ⌂●†	110,536
1,891	Dunkin' Brands Group, Inc.	73,384
107	Grand Canyon Education, Inc. ●	2,727
48	ITT Educational Services, Inc. ●	877
50	MGM China Holdings Ltd.	118
697	Penn National Gaming, Inc. ●	40,825
52	Tim Hortons, Inc.	2,806
2,666	Wyndham Worldwide Corp.	160,183
30	Yum! Brands, Inc.	2,010
		401,440
	Diversified Financials - 6.5%
1,279	Ameriprise Financial, Inc.	95,334
420	Bank of America Corp.	5,175
45	BlackRock, Inc.	12,048
4,052	Citigroup, Inc.	189,067
462	E*Trade Financial Corp. ●	4,758
795	IntercontinentalExchange, Inc. ●	129,485
77	Invesco Ltd.	2,447
6,825	JP Morgan Chase & Co.	334,513
149	Julius Baer Group Ltd. ☼	5,934
61	LPL Financial Holdings, Inc.	2,094
28	Oaktree Capital Group LLC	1,434
102	Waddell & Reed Financial, Inc. Class A	4,353
		786,642
	Energy - 6.2%
200	Anadarko Petroleum Corp.	16,913
72	Atwood Oceanics, Inc. ●	3,509
182	Baker Hughes, Inc.	8,243
8,121	BG Group plc	137,095
3,014	BP plc ADR	131,418
52	Cameron International Corp. ●	3,174
106	Canadian Natural Resources Ltd. ADR	3,111
6,597	Chesapeake Energy Corp.	128,898
43	Chevron Corp.	5,226
2,961	Cobalt International Energy, Inc. ●	82,740
56	Consol Energy, Inc.	1,876
19	Continental Resources, Inc. ●	1,519
43	Exxon Mobil Corp.	3,794
127	Halliburton Co.	5,417

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Energy - 6.2% - (continued)
665	Imperial Oil Ltd.	$26,498
—	Inpex Corp.	924
14,545	JX Holdings, Inc.	78,978
780	Karoon Gas Australia Ltd. ●	3,383
100	Kior, Inc. ●	487
221	McDermott International, Inc. ●	2,362
48	National Oilwell Varco, Inc.	3,098
87	Newfield Exploration Co. ●	1,887
100	Occidental Petroleum Corp.	8,893
35	Peabody Energy Corp.	700
12	Pioneer Natural Resources Co.	1,422
81	QEP Resources, Inc.	2,327
53	Royal Dutch Shell plc ADR	3,677
121	Southwestern Energy Co. ●	4,514
96	Superior Energy Services, Inc. ●	2,635
1,379	Tesoro Corp.	73,617
98	Trican Well Service Ltd.	1,275
83	Whiting Petroleum Corp. ●	3,713
		753,323
	Food and Staples Retailing - 4.6%
99	AEON Co., Ltd.	1,394
4,559	CVS Caremark Corp.	265,214
56	FamilyMart Co., Ltd.	2,573
8,093	Kroger (The) Co.	278,244
102	Walgreen Co.	5,070
		552,495
	Food, Beverage and Tobacco - 2.8%
1,785	Anheuser-Busch InBev N.V. ☼	171,477
38	Archer-Daniels-Midland Co.	1,298
80	Green Mountain Coffee Roasters, Inc. ●	4,593
1,686	Hillshire (The) Brands Co.	60,531
100	Imperial Tobacco Group plc	3,563
77	Kraft Foods Group, Inc.	3,940
119,009	LT Group, Inc. ●	70,260
157	Maple Leaf Foods, Inc. w/ Rights	2,075
57	Molson Coors Brewing Co.	2,952
68	Monster Beverage Corp. ●	3,814
94	PepsiCo, Inc.	7,778
34	Philip Morris International, Inc.	3,224
91	Unilever N.V. NY Shares ADR	3,863
342	Universal Robina Corp.	986
		340,354
	Health Care Equipment and Services - 2.8%
37	Aetna, Inc.	2,126
13,205	Boston Scientific Corp. ●	98,905
64	Brookdale Senior Living, Inc. ●	1,647
223	Cardinal Health, Inc.	9,839
766	CareView Communications, Inc. ⌂†	379
104	Catamaran Corp. ●	5,981
44	CIGNA Corp.	2,927
1,591	Covidien plc	101,576
4,878	Hologic, Inc. ●	99,356
279	Medtronic, Inc.	13,003
68	St. Jude Medical, Inc.	2,815
76	UnitedHealth Group, Inc.	4,525
		343,079
	Household and Personal Products - 0.0%
43	Estee Lauder Co., Inc.	2,961
45	Herbalife Ltd.	1,771
		4,732
	Insurance - 4.5%
49	ACE Ltd.	4,352
1,777	Aflac, Inc.	96,715
503	AIA Group Ltd.	2,236
8,375	American International Group, Inc. ●	346,872
167	Assured Guaranty Ltd.	3,444
149	AXA S.A. ☼	2,800
604	China Pacific Insurance Co., Ltd.	2,178
2,318	Fidelity National Financial, Inc.	62,227
96	Lincoln National Corp.	3,274
145	Marsh & McLennan Cos., Inc.	5,524
123	MetLife, Inc.	4,776
66	Principal Financial Group, Inc.	2,370
63	Reinsurance Group of America, Inc.	3,966
73	T&D Holdings, Inc. ☼	847
93	Tokio Marine Holdings, Inc.	2,949
125	Unum Group	3,488
		548,018
	Materials - 3.5%
31	Air Liquide	3,871
878	Akzo Nobel N.V. ☼	52,970
146	Allied Nevada Gold Corp. ●	1,562
8,559	AuRico Gold, Inc.	44,250
7,402	Barrick Gold Corp.	145,886
78	Cabot Corp.	2,927
468	Continental Gold Ltd. ●	2,316
78	Dow Chemical Co.	2,633
29	E.I. DuPont de Nemours & Co.	1,583
15,570	Glencore Xstrata plc	76,971
54	International Paper Co.	2,531
84	Methanex Corp. ADR	3,558
23,908	Mitsui Chemicals, Inc.	55,328
397	Molycorp, Inc. ●	2,317
47	Mosaic Co.	2,918
86	Norbord, Inc. ●	2,876
71	Packaging Corp. of America	3,384
44	Reliance Steel & Aluminum	2,837
57	Rock Tenn Co. Class A	5,728
173	SunCoke Energy, Inc. ●	2,624
		419,070
	Media - 2.7%
59	CBS Corp. Class B	2,700
377	Charter Communications, Inc. ●	37,975
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—
7,822	Interpublic Group of Cos., Inc.	108,262
508	Mediaset S.p.A.	1,316
127	Omnicom Group, Inc.	7,601
252	Pandora Media, Inc. ●	3,514
2,702	Time Warner, Inc.	161,542
66	Walt Disney Co.	4,126
161	WPP plc	2,653
		329,689
	Pharmaceuticals, Biotechnology and Life Sciences - 7.8%
65	Actavis, Inc. ●‡	6,841
200	Agilent Technologies, Inc.	8,300
22	Algeta ASA ●	756

The accompanying notes are an integral part of these financial statements.

6

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 7.8% - (continued)
50	Alkermes plc ●	$1,541
166	Almirall S.A.	2,197
2,739	Arena Pharmaceuticals, Inc. ●	22,570
115	AstraZeneca plc	5,975
415	AVANIR Pharmaceuticals, Inc. ●	1,323
89	Bristol-Myers Squibb Co.	3,547
1,181	Endo Health Solutions, Inc. ●	43,275
9,084	Excel Medical Fund L.P. ⌂●†Ђ	6,880
8,026	Gilead Sciences, Inc. ●	406,412
190	Johnson & Johnson	16,235
352	Merck & Co., Inc.	16,528
40	Onyx Pharmaceuticals, Inc. ●	3,752
66	Pfizer, Inc.	1,906
26	Puma Biotechnology, Inc. ●	822
23	Regeneron Pharmaceuticals, Inc. ●	4,997
67	Roche Holding AG	16,858
37	Seattle Genetics, Inc. ●	1,381
700	Shionogi & Co., Ltd.	17,218
30	Tesaro, Inc. ●	815
8,695	Teva Pharmaceutical Industries Ltd. ADR	332,921
1,156	TherapeuticsMD, Inc. ●	2,913
105	Vertex Pharmaceuticals, Inc. ●	8,068
99	Warner Chilcott plc	1,422
107	WuXi PharmaTech Cayman, Inc. ●	2,035
80	Zoetis, Inc.	2,625
		940,113
	Real Estate - 0.4%
11	American Tower Corp. REIT	961
6,299	Bekasi Fajar Industrial Estate Tbk PT ●	648
20	Boston Properties, Inc. REIT	2,167
285	Fibra Uno Administracion S.A. REIT	1,094
35	Forestar Group, Inc. ●	754
4,018	Hemaraj Land Development plc REIT	590
6,383	PT Lippo Karawaci, Tbk	887
8	Public Storage REIT	1,307
581	Realogy Holdings Corp. ●	27,870
1,505	Robinsons Land Corp.	940
14	Unibail Rodamco REIT ☼	3,788
208	Westfield Group REIT	2,513
		43,519
	Retailing - 8.4%
123	Abercrombie & Fitch Co. Class A	6,102
227	Aeropostale, Inc. ●	3,323
150	Ascena Retail Group, Inc. ●	2,777
415	AutoZone, Inc. ●	169,603
12,331	Best Buy Co., Inc.	320,472
36,752	Buck Holdings L.P. ⌂●†	11,519
70	Buckle (The), Inc.	3,400
33	CarMax, Inc. ●	1,496
126	Chico's FAS, Inc.	2,302
56	Dollar Tree, Inc. ●	2,681
16	Expedia, Inc.	877
96	GameStop Corp. Class A	3,367
30,754	Intime Department Store Group Co., Ltd.	36,544
3,885	Liberty Media - Interactive A ●	82,709
121	LKQ Corp. ●	2,921
794	Lowe's Co., Inc.	30,487
53	Men's Wearhouse, Inc.	1,785
133	Priceline.com, Inc. ●	92,578
26	Sears Hometown and Outlet Stores, Inc. ●	1,138
8,131	Staples, Inc.	107,654
75	Target Corp.	5,277
2,707	TJX Cos., Inc.	132,040
48	TripAdvisor, Inc. ●	2,523
		1,023,575
	Semiconductors and Semiconductor Equipment - 4.4%
106	Analog Devices, Inc.	4,684
887	ASML Holding N.V.	65,956
1,102	Broadcom Corp. Class A	39,658
396	GT Advanced Technologies, Inc. ●	1,558
9,471	Intel Corp.	226,840
97	Maxim Integrated Products, Inc.	2,988
390	MEMC Electronic Materials, Inc. ●	2,107
12,554	Micron Technology, Inc. ●	118,255
311	RF Micro Devices, Inc. ●	1,744
82	Skyworks Solutions, Inc. ●	1,810
3,964	Teradyne, Inc. ●	65,168
		530,768
	Software and Services - 9.5%
30	Accenture plc	2,468
143	Activision Blizzard, Inc.	2,135
2,776	Akamai Technologies, Inc. ●	121,904
3,818	Amadeus IT Holding S.A. Class A	112,662
143	Autodesk, Inc. ●	5,633
58	Automatic Data Processing, Inc.	3,913
179	Booz Allen Hamilton Holding Corp.	2,722
422	Cadence Design Systems, Inc. ●	5,825
104	Check Point Software Technologies Ltd. ADR ●	4,827
85	Concur Technologies, Inc. ●	6,212
50	eBay, Inc. ●	2,622
1,404	Facebook, Inc. ●	38,963
6,339	Genpact Ltd.	117,913
71	Global Payments, Inc.	3,311
212	Google, Inc. ●	174,479
66	IAC/InterActiveCorp.	3,089
191	iGate Corp. ●	3,184
295	LinkedIn Corp. Class A ●	56,633
8,254	Microsoft Corp.	273,208
940	Oracle Corp.	30,822
43	Rovi Corp. ●	1,002
167	ServiceNow, Inc. ●	6,826
7	Splunk, Inc. ●	269
66	Teradata Corp. ●	3,391
34	TiVo, Inc. ●	404
93	VeriFone Systems, Inc. ●	2,006
186	Web.com Group, Inc. ●	3,230
116	Western Union Co.	1,716
24	WEX, Inc. ●	1,844
6,287	Yahoo!, Inc. ●	155,487
		1,148,700
	Technology Hardware and Equipment - 4.2%
1,352	Alcatel - Lucent ADR ●	1,853
11	Apple, Inc.	4,693
16,633	Cisco Systems, Inc.	347,967
241	EMC Corp. ●	5,408
106	Hewlett-Packard Co.	2,181

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Technology Hardware and Equipment - 4.2% - (continued)
111	Jabil Circuit, Inc.	$1,981
393	JDS Uniphase Corp. ●	5,302
107	Juniper Networks, Inc. ●	1,770
1,878	Lenovo Group Ltd.	1,718
29	Motorola Solutions, Inc.	1,659
2,431	SanDisk Corp. ●	127,491
38	Seagate Technology plc	1,401
277	Toshiba Corp.	1,527
		504,951
	Telecommunication Services - 0.9%
2,452	Intelsat S.A. ●	49,410
10,075	Portugal Telecom SGPS S.A.	52,569
48	Verizon Communications, Inc.	2,609
763	Vodafone Group plc	2,327
		106,915
	Transportation - 10.3%
1,507	AirAsia Berhad	1,452
64	C.H. Robinson Worldwide, Inc.	3,816
28	Canadian National Railway Co.	2,702
17	Canadian Pacific Railway Ltd. ADR	2,075
8,447	Delta Air Lines, Inc. ●	144,775
305	FedEx Corp.	28,692
14,953	Hertz Global Holdings, Inc. ●	360,078
19,324	JetBlue Airways Corp. ●	133,139
890	Kansas City Southern	97,072
189	Knight Transportation, Inc.	2,947
432	Union Pacific Corp.	63,934
12,085	United Continental Holdings, Inc. ●	390,350
163	United Parcel Service, Inc. Class B	13,997
		1,245,029
	Utilities - 0.2%
124	Calpine Corp. ●	2,697
57	Entergy Corp.	4,090
168	NRG Energy, Inc.	4,670
514	Snam S.p.A.	2,528
126	UGI Corp.	5,179
137	Xcel Energy, Inc.	4,360
		23,524
	Total common stocks
	(cost $10,175,399)	$11,890,668

CORPORATE BONDS - 0.2%
	Finance and Insurance - 0.2%
	MBIA Insurance Co.
$87,920	0.00%, 01/15/2033 ■●	$23,738

	Total corporate bonds
	(cost $87,306)	$23,738

	Total long-term investments
	(cost $10,262,705)	$11,914,406

SHORT-TERM INVESTMENTS - 1.1%
Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,061, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $5,162)
$5,061	0.17%, 4/30/2013	$5,061
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in
the amount of $13,789, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $14,065)
13,789	0.15%, 4/30/2013	13,789
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $26,558, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $27,089)
26,558	0.15%, 4/30/2013	26,558
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $36,886, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $37,624)
36,886	0.14%, 4/30/2013	36,886
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $6,633, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $6,765)
6,633	0.17%, 4/30/2013	6,633
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $22,476, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $22,926)
22,476	0.14%, 4/30/2013	22,476
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $15,802, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $16,118)
15,802	0.17%, 4/30/2013	15,802

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.1% - (continued)
Repurchase Agreements - 1.1% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $282, collateralized by U.S. Treasury Note 3.88%, 2018, value of $288)
$282	0.13%, 4/30/2013		$282
			127,487
	Total short-term investments
	(cost $127,487)		$127,487

	Total investments
	(cost $10,390,192) ▲	99.4%	$12,041,893
	Other assets and liabilities	0.6%	72,185
	Total net assets	100.0%	$12,114,078

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $10,310,587 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,198,855
Unrealized Depreciation	(467,549)
Net Unrealized Appreciation	$1,731,306

†

These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At April 30, 2013, the aggregate value of these securities was $129,314, which represents 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $23,738, which represents 0.2% of total net assets.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$2,453
03/2013	766	CareView Communications, Inc.	379
07/2011	–	Diamond Resorts LLC	89,870
05/2011 - 03/2013	9,084	Excel Medical Fund L.P.	9,084
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636

At April 30, 2013, the aggregate value of these securities was $129,314, which represents 1.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Ђ	As of April 30, 2013, the Fund has future commitments to purchase an additional $2,988.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $10,532 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	05/02/2013	BCLY	$166	$167	$1
CHF	Buy	05/06/2013	DEUT	85	85	–
CHF	Buy	05/03/2013	NAB	104	105	1
EUR	Buy	05/02/2013	BCLY	499	504	5
EUR	Buy	05/03/2013	BCLY	3,886	3,908	22
EUR	Buy	05/03/2013	DEUT	3,982	4,002	20
EUR	Buy	05/06/2013	JPM	969	969	–
EUR	Sell	05/03/2013	BCLY	60	60	–
GBP	Buy	05/03/2013	BCLY	429	429	–
GBP	Buy	05/02/2013	DEUT	14	14	–
GBP	Sell	05/01/2013	DEUT	10,306	10,343	(37)
HKD	Buy	05/03/2013	BCLY	117	117	–
JPY	Buy	12/12/2013	CBK	157,706	160,156	2,450
JPY	Buy	05/07/2013	CSFB	125	125	–
JPY	Buy	12/12/2013	CSFB	55,204	52,805	(2,399)
JPY	Buy	05/02/2013	SSG	700	708	8
JPY	Buy	12/12/2013	UBS	38,309	36,678	(1,631)
JPY	Sell	12/12/2013	BCLY	150,840	133,589	17,251
JPY	Sell	12/12/2013	CSFB	73,636	65,331	8,305
JPY	Sell	12/12/2013	DEUT	113,999	96,025	17,974
JPY	Sell	12/12/2013	GSC	73,690	65,331	8,359
JPY	Sell	12/12/2013	MSC	113,920	96,025	17,895
JPY	Sell	12/12/2013	UBS	35,409	33,634	1,775
MYR	Sell	05/02/2013	JPM	2,275	2,267	8
						$70,007

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$781,249	$689,657	$91,592	$–
Banks	74,891	36,584	38,307	–
Capital Goods	921,403	450,498	470,905	–
Commercial and Professional Services	41,197	41,197	–	–
Consumer Durables and Apparel	25,992	20,819	5,173	–
Consumer Services	401,440	290,786	118	110,536
Diversified Financials	786,642	780,708	5,934	–
Energy	753,323	532,943	220,380	–
Food and Staples Retailing	552,495	548,528	3,967	–
Food, Beverage and Tobacco	340,354	164,328	176,026	–
Health Care Equipment and Services	343,079	342,700	–	379
Household and Personal Products	4,732	4,732	–	–
Insurance	548,018	537,008	11,010	–
Materials	419,070	229,930	189,140	–
Media	329,689	325,720	3,969	–
Pharmaceuticals, Biotechnology and Life Sciences	940,113	890,229	43,004	6,880
Real Estate	43,519	38,881	4,638	–
Retailing	1,023,575	975,512	36,544	11,519
Semiconductors and Semiconductor Equipment	530,768	530,768	–	–
Software and Services	1,148,700	1,036,038	112,662	–
Technology Hardware and Equipment	504,951	501,706	3,245	–
Telecommunication Services	106,915	52,019	54,896	–
Transportation	1,245,029	1,243,577	1,452	–
Utilities	23,524	20,996	2,528	–
Total	11,890,668	10,285,864	1,475,490	129,314
Corporate Bonds	23,738	–	23,738	–
Short-Term Investments	127,487	–	127,487	–
Total	$12,041,893	$10,285,864	$1,626,715	$129,314
Foreign Currency Contracts*	74,074	–	74,074	–
Total	$74,074	$–	$74,074	$–
Liabilities:
Foreign Currency Contracts*	4,067	–	4,067	–
Total	$4,067	$–	$4,067	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$146,489	$(89,279)	$101,425	*	$—	$572	$(29,893)	$—	$—	$129,314
Total	$146,489	$(89,279)	$101,425		$—	$572	$(29,893)	$—	$—	$129,314

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(10,064).

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,390,192)	$12,041,893
Cash	1,665
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	74,074
Receivables:
Investment securities sold	80,325
Fund shares sold	7,421
Dividends and interest	27,485
Other assets	222
Total assets	12,233,085
Liabilities:
Unrealized depreciation on foreign currency contracts	4,067
Payables:
Investment securities purchased	92,135
Fund shares redeemed	18,407
Investment management fees	1,298
Administrative fees	10
Distribution fees	581
Accrued expenses	2,509
Total liabilities	119,007
Net assets	$12,114,078
Summary of Net Assets:
Capital stock and paid-in-capital	$10,895,471
Undistributed net investment income	5,430
Accumulated net realized loss	(508,422)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,721,599
Net assets	$12,114,078

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$39.37/$41.66
Shares outstanding	133,687
Net assets	$5,262,806
Class B: Net asset value per share	$34.57
Shares outstanding	11,184
Net assets	$386,639
Class C: Net asset value per share	$34.82
Shares outstanding	50,585
Net assets	$1,761,402
Class I: Net asset value per share	$39.38
Shares outstanding	75,582
Net assets	$2,976,493
Class R3: Net asset value per share	$41.58
Shares outstanding	2,977
Net assets	$123,766
Class R4: Net asset value per share	$42.21
Shares outstanding	3,932
Net assets	$165,993
Class R5: Net asset value per share	$42.63
Shares outstanding	3,121
Net assets	$133,075
Class Y: Net asset value per share	$42.83
Shares outstanding	30,446
Net assets	$1,303,904

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$103,948
Interest	5,152
Less: Foreign tax withheld	(3,336)
Total investment income	105,764

Expenses:
Investment management fees	38,842
Administrative services fees
Class R3	120
Class R4	121
Class R5	93
Transfer agent fees
Class A	5,057
Class B	596
Class C	1,369
Class I	2,636
Class R3	7
Class R4	2
Class R5	1
Class Y	12
Distribution fees
Class A	6,238
Class B	1,928
Class C	8,391
Class R3	300
Class R4	201
Custodian fees	127
Accounting services fees	977
Registration and filing fees	229
Board of Directors' fees	155
Audit fees	61
Other expenses	912
Total expenses (before waivers and fees paid indirectly)	68,375
Expense waivers	(5)
Transfer agent fee waivers	(18)
Commission recapture	(504)
Custodian fee offset	—
Total waivers and fees paid indirectly	(527)
Total expenses, net	67,848
Net Investment Income	37,916
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	859,569
Net realized gain on foreign currency contracts	35,509
Net realized loss on other foreign currency transactions	(1,291)
Net Realized Gain on Investments and Foreign Currency Transactions	893,787
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,334,385
Net unrealized appreciation of foreign currency contracts	50,101
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	186
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,384,672
Net Gain on Investments and Foreign Currency Transactions	2,278,459
Net Increase in Net Assets Resulting from Operations	$2,316,375

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$37,916	$77,683
Net realized gain on investments and foreign currency transactions	893,787	162,917
Net unrealized appreciation of investments and foreign currency transactions	1,384,672	808,801
Net Increase in Net Assets Resulting from Operations	2,316,375	1,049,401
Distributions to Shareholders:
From net investment income
Class A	(33,216)	(96,230)
Class B	—	(4,952)
Class C	(758)	(21,104)
Class I	(31,552)	(64,375)
Class R3	(420)	(1,994)
Class R4	(999)	(3,660)
Class R5	(1,806)	(4,025)
Class Y	(13,888)	(27,689)
Total distributions	(82,639)	(224,029)
Capital Share Transactions:
Class A	(536,653)	(1,341,961)
Class B	(78,325)	(199,865)
Class C	(201,601)	(573,112)
Class I	(618,958)	(428,136)
Class R3	(21,254)	(25,386)
Class R4	(33,013)	(70,218)
Class R5	(84,806)	(32,280)
Class Y	(244,831)	(251,784)
Net decrease from capital share transactions	(1,819,441)	(2,922,742)
Net Increase (Decrease) in Net Assets	414,295	(2,097,370)
Net Assets:
Beginning of period	11,699,783	13,797,153
End of period	$12,114,078	$11,699,783
Undistributed (distribution in excess of) net investment income (loss)	$5,430	$50,153

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an

15

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable

16

market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be

17

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At

18

the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

19

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$74,074	$—	$—	$—	$—	$74,074
Total	$—	$74,074	$—	$—	$—	$—	$74,074

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$4,067	$—	$—	$—	$—	$4,067
Total	$—	$4,067	$—	$—	$—	$—	$4,067

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$35,509	$—	$—	$—	$—	$35,509
Total	$—	$35,509	$—	$—	$—	$—	$35,509

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$50,101	$—	$—	$—	$—	$50,101
Total	$—	$50,101	$—	$—	$—	$—	$50,101

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed

20

securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$224,029	$—

21

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$59,052
Accumulated Capital Losses *	(1,470,826)
Unrealized Appreciation †	396,645
Total Accumulated Deficit	$(1,015,129)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(27,531)
Accumulated Net Realized Gain (Loss)	27,531

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$1,470,826
Total	$1,470,826

During the year ended October 31, 2012, the Fund utilized $52,125 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

22

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

23

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended
April 30, 2013
Class A	1.14%
Class B	1.99
Class C	1.85
Class I	0.87
Class R3	1.39
Class R4	1.09
Class R5	0.79
Class Y	0.69

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $2,960 and contingent deferred sales charges of $234 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The

24

portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	6%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,394,860
Sales Proceeds Excluding U.S. Government Obligations	8,161,865

25

The Hartford Capital Appreciation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	4,836	930	(20,914)	—	(15,148)	11,731	3,110	(57,835)	—	(42,994)
Amount	$174,074	$32,224	$(742,951)	$—	$(536,653)	$368,064	$90,076	$(1,800,101)	$—	$(1,341,961)
Class B
Shares	33	—	(2,532)	—	(2,499)	111	176	(7,528)	—	(7,241)
Amount	$1,038	$—	$(79,363)	$—	$(78,325)	$3,055	$4,506	$(207,426)	$—	$(199,865)
Class C
Shares	1,118	21	(7,583)	—	(6,444)	2,553	686	(24,015)	—	(20,776)
Amount	$35,899	$656	$(238,156)	$—	$(201,601)	$70,784	$17,633	$(661,529)	$—	$(573,112)
Class I
Shares	8,811	656	(26,306)	—	(16,839)	24,761	1,525	(40,163)	—	(13,877)
Amount	$313,818	$22,696	$(955,472)	$—	$(618,958)	$770,534	$44,145	$(1,242,815)	$—	$(428,136)
Class R3
Shares	249	11	(835)	—	(575)	690	64	(1,484)	—	(730)
Amount	$9,502	$411	$(31,167)	$—	$(21,254)	$22,596	$1,945	$(49,927)	$—	$(25,386)
Class R4
Shares	618	26	(1,534)	—	(890)	1,750	110	(3,912)	—	(2,052)
Amount	$24,270	$957	$(58,240)	$—	$(33,013)	$58,349	$3,411	$(131,978)	$—	$(70,218)
Class R5
Shares	427	48	(2,599)	—	(2,124)	1,027	127	(2,086)	—	(932)
Amount	$16,651	$1,803	$(103,260)	$—	$(84,806)	$34,710	$3,984	$(70,974)	$—	$(32,280)
Class Y
Shares	1,503	364	(8,097)	—	(6,230)	8,986	856	(17,076)	—	(7,234)
Amount	$58,900	$13,688	$(317,419)	$—	$(244,831)	$295,153	$26,919	$(573,856)	$—	$(251,784)
Total
Shares	17,595	2,056	(70,400)	—	(50,749)	51,609	6,654	(154,099)	—	(95,836)
Amount	$634,152	$72,435	$(2,526,028)	$—	$(1,819,441)	$1,623,245	$192,619	$(4,738,606)	$—	$(2,922,742)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	340	$12,256
For the Year Ended October 31, 2012	1,010	$31,724

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

26

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

27

The Hartford Capital Appreciation Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$32.65	$0.11	$6.84	$6.95	$(0.23)	$–	$–	$(0.23)	$39.37
B	28.60	(0.03)	6.00	5.97	–	–	–	–	34.57
C	28.80	(0.01)	6.04	6.03	(0.01)	–	–	(0.01)	34.82
I	32.72	0.16	6.85	7.01	(0.35)	–	–	(0.35)	39.38
R3	34.41	0.08	7.22	7.30	(0.13)	–	–	(0.13)	41.58
R4	34.98	0.14	7.32	7.46	(0.23)	–	–	(0.23)	42.21
R5	35.40	0.19	7.40	7.59	(0.36)	–	–	(0.36)	42.63
Y	35.58	0.21	7.44	7.65	(0.40)	–	–	(0.40)	42.83

For the Year Ended October 31, 2012
A	30.55	0.25	2.38	2.63	(0.53)	–	–	(0.53)	32.65
B	26.76	(0.31)	2.40	2.09	(0.25)	–	–	(0.25)	28.60
C	26.94	(0.16)	2.31	2.15	(0.29)	–	–	(0.29)	28.80
I	30.61	0.36	2.37	2.73	(0.62)	–	–	(0.62)	32.72
R3	32.17	0.10	2.61	2.71	(0.47)	–	–	(0.47)	34.41
R4	32.68	0.28	2.57	2.85	(0.55)	–	–	(0.55)	34.98
R5	33.09	0.40	2.58	2.98	(0.67)	–	–	(0.67)	35.40
Y	33.26	0.55	2.47	3.02	(0.70)	–	–	(0.70)	35.58

For the Year Ended October 31, 2011 (E)
A	32.40	0.19	(2.04)	(1.85)	–	–	–	–	30.55
B	28.62	(0.08)	(1.78)	(1.86)	–	–	–	–	26.76
C	28.79	(0.05)	(1.80)	(1.85)	–	–	–	–	26.94
I	32.39	0.27	(2.05)	(1.78)	–	–	–	–	30.61
R3	34.22	0.10	(2.15)	(2.05)	–	–	–	–	32.17
R4	34.66	0.21	(2.19)	(1.98)	–	–	–	–	32.68
R5	34.99	0.32	(2.22)	(1.90)	–	–	–	–	33.09
Y	35.13	0.36	(2.23)	(1.87)	–	–	–	–	33.26

For the Year Ended October 31, 2010 (E)
A	28.02	0.14	4.24	4.38	–	–	–	–	32.40
B	24.95	(0.10)	3.77	3.67	–	–	–	–	28.62
C	25.07	(0.07)	3.79	3.72	–	–	–	–	28.79
I	27.94	0.21	4.24	4.45	–	–	–	–	32.39
R3	29.67	0.05	4.50	4.55	–	–	–	–	34.22
R4	29.96	0.16	4.54	4.70	–	–	–	–	34.66
R5	30.15	0.26	4.58	4.84	–	–	–	–	34.99
Y	30.24	0.29	4.60	4.89	–	–	–	–	35.13

For the Year Ended October 31, 2009 (E)
A	23.43	0.14	4.76	4.90	(0.31)	–	–	(0.31)	28.02
B	20.77	(0.05)	4.28	4.23	(0.05)	–	–	(0.05)	24.95
C	20.91	(0.03)	4.29	4.26	(0.10)	–	–	(0.10)	25.07
I	23.41	0.14	4.82	4.96	(0.43)	–	–	(0.43)	27.94
R3	24.92	0.05	5.07	5.12	(0.37)	–	–	(0.37)	29.67
R4	25.08	0.15	5.12	5.27	(0.39)	–	–	(0.39)	29.96
R5	25.21	0.20	5.17	5.37	(0.43)	–	–	(0.43)	30.15
Y	25.28	0.27	5.14	5.41	(0.45)	–	–	(0.45)	30.24

For the Year Ended October 31, 2008 (E)
A	46.08	0.20	(19.12)	(18.92)	–	(3.73)	–	(3.73)	23.43
B	41.59	(0.09)	(17.00)	(17.09)	–	(3.73)	–	(3.73)	20.77
C	41.82	(0.06)	(17.12)	(17.18)	–	(3.73)	–	(3.73)	20.91
I	45.90	0.28	(19.04)	(18.76)	–	(3.73)	–	(3.73)	23.41
R3	48.91	0.09	(20.35)	(20.26)	–	(3.73)	–	(3.73)	24.92
R4	49.05	0.22	(20.46)	(20.24)	–	(3.73)	–	(3.73)	25.08
R5	49.15	0.34	(20.55)	(20.21)	–	(3.73)	–	(3.73)	25.21
Y	49.23	0.36	(20.58)	(20.22)	–	(3.73)	–	(3.73)	25.28

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

21.39	%(F)	$5,262,806	1.15	%(G)	1.15	%(G)	0.64	%(G)	55%
20.87	(F)	386,639	2.01	(G)	2.00	(G)	(0.20)	(G)	–
20.96	(F)	1,761,402	1.86	(G)	1.86	(G)	(0.07)	(G)	–
21.56	(F)	2,976,493	0.87	(G)	0.87	(G)	0.93	(G)	–
21.26	(F)	123,766	1.41	(G)	1.40	(G)	0.40	(G)	–
21.41	(F)	165,993	1.10	(G)	1.10	(G)	0.72	(G)	–
21.59	(F)	133,075	0.80	(G)	0.80	(G)	0.99	(G)	–
21.66	(F)	1,303,904	0.70	(G)	0.70	(G)	1.10	(G)	–

8.84		4,859,760	1.16		1.16		0.63		74
7.93		391,388	2.01		2.00		(0.23)		–
8.11		1,642,578	1.87		1.87		(0.09)		–
9.19		3,024,465	0.86		0.86		0.93		–
8.59		122,235	1.41		1.40		0.39		–
8.92		168,689	1.11		1.10		0.68		–
9.25		185,705	0.80		0.80		1.00		–
9.36		1,304,963	0.70		0.70		1.09		–

(5.71)		5,859,434	1.12		1.12		0.55		75
(6.50)		559,856	1.95		1.95		(0.28)		–
(6.43)		2,096,461	1.84		1.84		(0.16)		–
(5.50)		3,254,198	0.87		0.87		0.81		–
(5.99)		137,767	1.41		1.40		0.30		–
(5.71)		224,653	1.10		1.10		0.59		–
(5.43)		204,417	0.80		0.80		0.89		–
(5.32)		1,460,367	0.70		0.70		0.98		–

15.63		8,535,338	1.15		1.15		0.45		70
14.71		828,754	1.95		1.95		(0.36)		–
14.84		3,001,079	1.85		1.85		(0.25)		–
15.93		4,781,187	0.88		0.88		0.70		–
15.34		126,972	1.42		1.41		0.17		–
15.69		270,804	1.10		1.10		0.49		–
16.05		215,999	0.80		0.80		0.79		–
16.17		2,196,541	0.70		0.70		0.89		–

21.40		9,038,634	1.22		1.22		0.58		77
20.44		1,027,505	2.07		2.02		(0.22)		–
20.54		2,905,481	1.93		1.93		(0.15)		–
21.84		2,616,775	0.89		0.89		0.59		–
21.08		30,633	1.46		1.46		0.19		–
21.53		189,912	1.12		1.12		0.60		–
21.89		173,619	0.81		0.81		0.75		–
22.01		1,474,927	0.72		0.72		1.05		–

(44.46)		8,682,603	1.12		1.12		0.54		82
(44.90)		1,064,188	1.92		1.92		(0.29)		–
(44.86)		2,637,037	1.84		1.84		(0.19)		–
(44.27)		438,528	0.81		0.81		0.87		–
(44.64)		7,809	1.46		1.46		0.28		–
(44.46)		75,127	1.12		1.12		0.60		–
(44.30)		35,734	0.83		0.83		0.93		–
(44.24)		1,074,711	0.72		0.72		0.95		–

29

The Hartford Capital Appreciation Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

30

The Hartford Capital Appreciation Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

31

The Hartford Capital Appreciation Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Capital Appreciation Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,213.90	$6.32	$1,000.00	$1,019.08	$5.76	1.15%	181	365
Class B	$1,000.00	$1,208.70	$10.95	$1,000.00	$1,014.88	$9.99	2.00	181	365
Class C	$1,000.00	$1,209.60	$10.20	$1,000.00	$1,015.56	$9.31	1.86	181	365
Class I	$1,000.00	$1,215.60	$4.80	$1,000.00	$1,020.46	$4.38	0.87	181	365
Class R3	$1,000.00	$1,212.60	$7.70	$1,000.00	$1,017.84	$7.02	1.40	181	365
Class R4	$1,000.00	$1,214.10	$6.05	$1,000.00	$1,019.33	$5.52	1.10	181	365
Class R5	$1,000.00	$1,215.90	$4.40	$1,000.00	$1,020.82	$4.01	0.80	181	365
Class Y	$1,000.00	$1,216.60	$3.85	$1,000.00	$1,021.32	$3.51	0.70	181	365

34

The Hartford Capital Appreciation Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Capital Appreciation Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

35

The Hartford Capital Appreciation Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford Capital Appreciation Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-CA13 4/13 113964 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CAPITAL APPRECIATION II FUND 2013 Semi Annual Report

The Hartford Capital Appreciation II Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation II Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/29/05 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Capital Appreciation II A#	18.96%	17.11%	4.01%	8.02%
Capital Appreciation II A##		10.67%	2.84%	7.26%
Capital Appreciation II B#	18.55%	16.24%	3.21%	7.18%*
Capital Appreciation II B##		11.24%	2.85%	7.18%*
Capital Appreciation II C#	18.51%	16.22%	3.27%	7.25%
Capital Appreciation II C##		15.22%	3.27%	7.25%
Capital Appreciation II I#	19.09%	17.36%	4.34%	8.31%
Capital Appreciation II R3#	18.87%	17.01%	3.77%	7.87%
Capital Appreciation II R4#	19.04%	17.29%	4.10%	8.16%
Capital Appreciation II R5#	19.16%	17.43%	4.35%	8.37%
Capital Appreciation II Y#	19.12%	17.49%	4.47%	8.48%
Russell 3000 Index	15.16%	17.21%	5.63%	6.74%

†	Not Annualized
▲	Inception: 04/29/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation II Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Capital Appreciation II Class A	1.25%	1.41%
Capital Appreciation II Class B	2.00%	2.26%
Capital Appreciation II Class C	2.00%	2.12%
Capital Appreciation II Class I	1.00%	1.10%
Capital Appreciation II Class R3	1.35%	1.69%
Capital Appreciation II Class R4	1.05%	1.37%
Capital Appreciation II Class R5	0.95%	1.09%
Capital Appreciation II Class Y	0.90%	0.97%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Michael T. Carmen, CFA	Nicolas M. Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Kent M. Stahl, CFA	Frank D. Catrickes, CFA	David W. Palmer, CFA
Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Gregg R. Thomas, CFA*
Vice President and Director, Risk Management

*Appointed as a Portfolio Manager for the Fund as of March 1, 2013.

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund II returned 18.96%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 15.16% for the same period. The Fund also outperformed the 14.96% average return in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performing sectors included Health Care (+20%), Consumer Discretionary (+20%), and Financials (+19%), while the Information Technology (+8%) and Energy (+9%) sectors lagged on a relative basis.

Favorable security selection was the primary driver of Fund outperformance during the period. Strong stock selection within the Information Technology, Consumer Discretionary, and Industrials sectors more than offset weaker selection in the Materials and Telecommunication Services sectors. Sector allocation, a result of the bottom-up stock selection process, had a neutral impact on relative returns. The Fund’s frictional cash position detracted from relative performance in an upward-trending market

3

The Hartford Capital Appreciation II Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

The top contributors to relative performance included Apple (Information Technology), Hertz Global (Industrials), and Best Buy (Consumer Discretionary). Shares of Apple, a U.S.-based designer and retailer of a range of personal electronics products, fell during the period due to investor disappointment that the company has not returned more of its $137 billion cash balance to shareholders in the form of higher dividends or share buybacks. Investors also continued to be concerned about decelerating revenue and earnings growth rates. Our underweight position in this benchmark-component contributed to relative returns. Shares of Hertz Global, a U.S.-based car and equipment rental company, rose during the period after the company announced in August 2012 that it would acquire competitor Dollar Thrifty Automotive. In addition, the company released strong earnings results with higher-than-expected revenue and profit margins, which prompted further gains in the share price. Shares of Best Buy, a U.S.-based consumer electronics and entertainment product retailer, rose during the period on news the company hired a new Chief Financial Officer who investors believe is well-qualified to execute on a turnaround strategy that should drive operational efficiency and higher earnings. Top contributors to absolute performance (i.e. total return) during the period also included Cisco Systems (Information Technology).

Barrick Gold (Materials), BG Group (Energy), and JC Penny (Consumer Discretionary) were the largest detractors from relative performance during the period. Shares of Barrick Gold, a Canada-based gold exploration and mining company, fell during the period as a result of investor concern that rising costs, primarily higher costs to extract gold, would continue to challenge Barrick's incremental returns. Downward pressure on gold prices due to the strong dollar also weighed on the stock. Shares of BG Group, a U.K.-based integrated global natural gas company, dipped during the period as the company lowered both production and earnings guidance in response to higher exploration expenses. Shares of U.S.-based department store operator JC Penney declined as a result of soft earnings attributed to low traffic, difficulty completing a transition to a new strategy, slow same store sales, and a decline in gross margins. Apple (Information Technology) was also a top detractor on an absolute basis.

What is the outlook?

Looking forward, fundamentals appear to have improved somewhat as compared to this time last year. In our view, signs of strength include macroeconomic trends, particularly U.S. housing, where we are starting to see higher construction building on 2012 orders. We believe that housing is a tailwind that should drive Gross Domestic Product going forward.

Although, we believe the U.S. outlook continues to improve, significant challenges remain in Europe, as evidenced by the recent Cyprus bank crisis. In response to these mixed developments, we have maintained a neutral posture while perhaps letting some stocks run a bit more because of the more stable backdrop. We recognize strong gains in equity markets, especially in the U.S., mean that valuations for some companies and sectors are becoming less attractive.

We continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. At the end of the period, the Fund’s largest overweight allocations (i.e. the Fund’s position was greater than the benchmark position) were to the Consumer Discretionary, Information Technology, and Health Care sectors and largest underweight allocations were to the Consumer Staples, Utilities, and Telecommunication Services sectors relative to the Russell 3000 benchmark.

Diversification by Industry
as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	2.4%
Banks (Financials)	2.8
Capital Goods (Industrials)	6.7
Commercial and Professional Services (Industrials)	1.0
Consumer Durables and Apparel (Consumer Discretionary)	2.2
Consumer Services (Consumer Discretionary)	1.9
Diversified Financials (Financials)	5.8
Energy (Energy)	9.4
Food and Staples Retailing (Consumer Staples)	1.5
Food, Beverage and Tobacco (Consumer Staples)	3.9
Health Care Equipment and Services (Health Care)	4.0
Household and Personal Products (Consumer Staples)	0.4
Insurance (Financials)	5.3
Materials (Materials)	4.6
Media (Consumer Discretionary)	2.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	10.2
Real Estate (Financials)	1.3
Retailing (Consumer Discretionary)	5.7
Semiconductors and Semiconductor Equipment (Information Technology)	3.1
Software and Services (Information Technology)	10.4
Technology Hardware and Equipment (Information Technology)	5.4
Telecommunication Services (Services)	0.8
Transportation (Industrials)	4.1
Utilities (Utilities)	1.5
Total	96.9%
Short-Term Investments	3.6
Other Assets and Liabilities	(0.5)
Total	100.0%

4

The Hartford Capital Appreciation II Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9%
	Automobiles and Components - 2.4%
77	Dana Holding Corp.	$1,335
17	Delphi Automotive plc	767
548	Ford Motor Co.	7,520
54	General Motors Co. ●	1,662
66	Goodyear (The) Tire & Rubber Co. ●	823
39	Harley-Davidson, Inc.	2,142
17	Hyundai Motor Co., Ltd.	3,114
44	Modine Manufacturing Co. ●	400
9	Renault S.A.	594
72	Stoneridge, Inc. ●	543
39	Tenneco Automotive, Inc. ●	1,512
24	Tesla Motors, Inc. ●	1,321
		21,733
	Banks - 2.8%
26	Hana Financial Holdings	827
578	Intesa Sanpaolo	1,050
278	Mitsubishi UFJ Financial Group, Inc.	1,885
162	PNC Financial Services Group, Inc.	11,011
278	Wells Fargo & Co.	10,545
		25,318
	Capital Goods - 6.7%
17	3M Co.	1,784
59	AGCO Corp.	3,142
48	AMETEK, Inc.	1,967
17	Armstrong World Industries, Inc. ●	883
31	Assa Abloy Ab	1,246
53	Belden, Inc.	2,604
19	Boeing Co.	1,764
137	DigitalGlobe, Inc. ●	3,996
18	Dover Corp.	1,221
24	Eaton Corp. plc	1,471
11	Flowserve Corp.	1,739
30	Gencorp, Inc. ●	397
45	General Cable Corp. ●	1,545
31	Illinois Tool Works, Inc.	2,001
237	Itochu Corp.	2,942
165	KBR, Inc.	4,975
27	Lockheed Martin Corp.	2,648
44	Masco Corp.	862
31	MasTec, Inc. ●	865
35	Northrop Grumman Corp.	2,675
105	Polypore International, Inc. ●	4,401
66	Rexel S.A.	1,444
221	Rolls-Royce Holdings plc	3,886
39	Safran S.A.	1,897
15	Stanley Black & Decker, Inc.	1,088
12	TransDigm Group, Inc.	1,696
17	United Technologies Corp.	1,532
54	WESCO International, Inc. ●	3,843
		60,514
	Commercial and Professional Services - 1.0%
38	IHS, Inc. ●	3,710
40	Knoll, Inc.	621
23	Nielsen Holdings N.V.	804
29	Verisk Analytics, Inc. ●	1,795
55	Waste Connections, Inc.	2,083
		9,013
	Consumer Durables and Apparel - 2.2%
78	D.R. Horton, Inc.	2,032
8	Deckers Outdoor Corp. ●	420
128	Fifth & Pacific Cos., Inc. ●	2,630
17	Fossil, Inc. ●	1,638
59	Mattel, Inc.	2,705
9	PVH Corp.	981
123	Quiksilver, Inc. ●	825
2,435	Samsonite International S.A.	6,006
2	Taylor Morrison Home Corp. ●	51
19	Tempur-Pedic International, Inc. ●	926
76	Vera Bradley, Inc. ●	1,723
		19,937
	Consumer Services - 1.9%
42	Apollo Group, Inc. Class A ●	766
14	Buffalo Wild Wings, Inc. ●	1,278
151	Burger King Worldwide, Inc.	2,724
21	DeVry, Inc.	597
42	Dunkin' Brands Group, Inc.	1,621
71	Grand Canyon Education, Inc. ●	1,820
32	ITT Educational Services, Inc. ●	588
28	MGM China Holdings Ltd.	66
44	Penn National Gaming, Inc. ●	2,604
36	Tim Hortons, Inc.	1,929
23	Wyndham Worldwide Corp. ‡	1,389
20	Yum! Brands, Inc.	1,376
		16,758
	Diversified Financials - 5.8%
94	Ameriprise Financial, Inc.	7,022
267	Bank of America Corp.	3,290
26	BlackRock, Inc.	6,992
79	Citigroup, Inc.	3,697
303	E*Trade Financial Corp. ●	3,115
38	IntercontinentalExchange, Inc. ●	6,136
52	Invesco Ltd.	1,647
224	JP Morgan Chase & Co.	11,000
100	Julius Baer Group Ltd. ☼	3,970
63	LPL Financial Holdings, Inc.	2,170
59	Solar Cayman Ltd. ⌂■●†	4
68	Waddell & Reed Financial, Inc. Class A	2,913
		51,956
	Energy - 9.4%
136	Anadarko Petroleum Corp.	11,554
48	Atwood Oceanics, Inc. ●	2,345
127	Baker Hughes, Inc.	5,777
617	BG Group plc	10,412
92	BP plc ADR	4,019
35	Cameron International Corp. ●‡	2,123
72	Canadian Natural Resources Ltd. ADR	2,107
13	Chesapeake Energy Corp.	247
15	Chevron Corp.	1,877
284	Cobalt International Energy, Inc. ●	7,939
34	Consol Energy, Inc.	1,151
13	Continental Resources, Inc. ●	1,015
15	Exxon Mobil Corp.	1,370
87	Halliburton Co.	3,701
413	JX Holdings, Inc.	2,243
530	Karoon Gas Australia Ltd. ●	2,298
67	Kior, Inc. ●	325
156	McDermott International, Inc. ●	1,665
32	National Oilwell Varco, Inc.	2,100

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Energy - 9.4% - (continued)
58	Newfield Exploration Co. ●	$1,270
57	Occidental Petroleum Corp.	5,113
23	Peabody Energy Corp.	466
8	Pioneer Natural Resources Co.	941
57	QEP Resources, Inc.	1,642
19	Royal Dutch Shell plc ADR	1,319
76	Southwestern Energy Co. ●	2,825
62	Superior Energy Services, Inc. ●	1,724
18	Tesoro Corp.	970
70	Trican Well Service Ltd.	917
56	Whiting Petroleum Corp. ●	2,483
		83,938
	Food and Staples Retailing - 1.5%
67	AEON Co., Ltd.	943
63	CVS Caremark Corp.	3,642
37	FamilyMart Co., Ltd.	1,673
104	Kroger (The) Co.	3,572
71	Walgreen Co.	3,490
		13,320
	Food, Beverage and Tobacco - 3.9%
107	Anheuser-Busch InBev N.V. ☼	10,238
27	Archer-Daniels-Midland Co.	910
54	Green Mountain Coffee Roasters, Inc. ●	3,077
36	Hillshire (The) Brands Co.	1,281
62	Imperial Tobacco Group plc	2,207
27	Kraft Foods Group, Inc.	1,400
2,520	LT Group, Inc. ●	1,487
129	Maple Leaf Foods, Inc. w/ Rights	1,707
37	Molson Coors Brewing Co.	1,919
46	Monster Beverage Corp. ●	2,615
64	PepsiCo, Inc.	5,272
12	Philip Morris International, Inc.	1,143
33	Unilever N.V. NY Shares ADR	1,382
236	Universal Robina Corp.	680
		35,318
	Health Care Equipment and Services - 4.0%
23	Aetna, Inc.	1,344
44	Brookdale Senior Living, Inc. ●	1,129
148	Cardinal Health, Inc.	6,556
1,635	CareView Communications, Inc. ●	900
71	Catamaran Corp. ●	4,119
30	CIGNA Corp.	1,965
329	Hologic, Inc. ●	6,702
189	Medtronic, Inc.	8,829
46	St. Jude Medical, Inc.	1,904
39	UnitedHealth Group, Inc.	2,343
		35,791
	Household and Personal Products - 0.4%
29	Estee Lauder Co., Inc.	2,004
30	Herbalife Ltd.	1,187
		3,191
	Insurance - 5.3%
18	ACE Ltd.	1,563
47	Aflac, Inc.	2,542
342	AIA Group Ltd.	1,523
432	American International Group, Inc. ●	17,880
112	Assured Guaranty Ltd.	2,309
102	AXA S.A. ☼	1,917
407	China Pacific Insurance Co., Ltd.	1,466
66	Fidelity National Financial, Inc.	1,779
65	Lincoln National Corp.	2,200
52	Marsh & McLennan Cos., Inc.	1,975
90	MetLife, Inc.	3,513
43	Principal Financial Group, Inc.	1,538
43	Reinsurance Group of America, Inc.	2,658
50	T&D Holdings, Inc. ☼	578
63	Tokio Marine Holdings, Inc.	2,005
83	Unum Group	2,315
		47,761
	Materials - 4.6%
21	Air Liquide	2,606
56	Akzo Nobel N.V. ☼	3,402
98	Allied Nevada Gold Corp. ●	1,051
649	AuRico Gold, Inc.	3,353
295	Barrick Gold Corp.	5,807
49	Cabot Corp.	1,825
309	Continental Gold Ltd. ●	1,527
28	Dow Chemical Co.	944
19	E.I. DuPont de Nemours & Co.	1,052
136	Glencore Xstrata plc	672
19	International Paper Co.	904
55	Methanex Corp. ADR	2,342
259	Molycorp, Inc. ●	1,515
34	Mosaic Co.	2,106
56	Norbord, Inc. ●	1,881
49	Packaging Corp. of America	2,317
29	Reliance Steel & Aluminum	1,913
39	Rock Tenn Co. Class A	3,949
117	SunCoke Energy, Inc. ●	1,763
		40,929
	Media - 2.5%
40	CBS Corp. Class B	1,808
13	Charter Communications, Inc. ●	1,351
341	Mediaset S.p.A.	883
85	Omnicom Group, Inc.	5,109
171	Pandora Media, Inc. ●	2,385
122	Time Warner, Inc.	7,320
43	Walt Disney Co.	2,720
57	WPP plc	938
		22,514
	Pharmaceuticals, Biotechnology and Life Sciences - 10.2%
45	Actavis, Inc. ●	4,710
138	Agilent Technologies, Inc.	5,701
15	Algeta ASA ●	522
38	Alkermes plc ●‡	1,161
141	Almirall S.A.	1,870
552	Arena Pharmaceuticals, Inc. ●	4,550
79	AstraZeneca plc	4,081
277	AVANIR Pharmeceuticals, Inc. ●	882
60	Bristol-Myers Squibb Co.	2,391
155	Gilead Sciences, Inc. ●	7,874
104	Johnson & Johnson	8,867
204	Merck & Co., Inc.	9,571
27	Onyx Pharmaceuticals, Inc. ●	2,557
24	Pfizer, Inc.	684
17	Puma Biotechnology, Inc. ●	558
16	Regeneron Pharmaceuticals, Inc. ●	3,425
40	Roche Holding AG	10,020

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 10.2% - (continued)
26	Seattle Genetics, Inc. ●	$947
20	Tesaro, Inc. ●	563
222	Teva Pharmaceutical Industries Ltd. ADR	8,481
728	TherapeuticsMD, Inc. ●	1,833
69	Vertex Pharmaceuticals, Inc. ●	5,327
64	Warner Chilcott plc	927
103	WuXi PharmaTech Cayman, Inc. ●	1,966
54	Zoetis, Inc.	1,793
		91,261
	Real Estate - 1.3%
8	American Tower Corp. REIT	664
4,472	Bekasi Fajar Industrial Estate Tbk PT ●	460
16	Boston Properties, Inc. REIT	1,718
197	Fibra Uno Administracion S.A. REIT	756
24	Forestar Group, Inc. ●	506
2,785	Hemaraj Land Development plc REIT	409
4,402	PT Lippo Karawaci, Tbk	612
5	Public Storage REIT	907
22	Realogy Holdings Corp. ●	1,056
1,046	Robinsons Land Corp.	653
10	Unibail Rodamco REIT ☼	2,552
140	Westfield Group REIT	1,690
		11,983
	Retailing - 5.7%
83	Abercrombie & Fitch Co. Class A	4,090
150	Aeropostale, Inc. ●	2,200
727	Allstar Co. ⌂●†	1,303
100	Ascena Retail Group, Inc. ●	1,857
3	AutoZone, Inc. ●	1,060
165	Best Buy Co., Inc.	4,296
1,405	Buck Holdings L.P. ⌂●†	440
47	Buckle (The), Inc.	2,272
22	CarMax, Inc. ●	1,013
84	Chico's FAS, Inc.	1,537
38	Dollar Tree, Inc. ●	1,793
11	Expedia, Inc.	592
65	GameStop Corp. Class A	2,263
808	Intime Department Store Group Co., Ltd.	960
82	LKQ Corp. ●	1,967
299	Lowe's Co., Inc.	11,494
30	Men's Wearhouse, Inc.	1,008
6	Priceline.com, Inc. ●	3,842
17	Sears Hometown and Outlet Stores, Inc. ●	758
71	Staples, Inc.	937
50	Target Corp.	3,561
33	TripAdvisor, Inc. ●	1,723
		50,966
	Semiconductors and Semiconductor Equipment - 3.1%
38	Analog Devices, Inc.	1,672
20	ASML Holding N.V.	1,468
265	GT Advanced Technologies, Inc. ●	1,043
275	Intel Corp.	6,578
65	Maxim Integrated Products, Inc.	2,007
262	MEMC Electronic Materials, Inc. ●	1,416
985	Micron Technology, Inc. ●	9,279
214	RF Micro Devices, Inc. ●	1,200
58	Skyworks Solutions, Inc. ●	1,273
98	Teradyne, Inc. ●	1,610
		27,546
	Software and Services - 10.4%
20	Accenture plc	1,661
95	Activision Blizzard, Inc.	1,420
251	Akamai Technologies, Inc. ●	11,018
182	Amadeus IT Holding S.A. Class A	5,365
98	Autodesk, Inc. ●	3,869
40	Automatic Data Processing, Inc.	2,663
118	Booz Allen Hamilton Holding Corp.	1,797
289	Cadence Design Systems, Inc. ●	3,987
68	Check Point Software Technologies Ltd. ADR ●	3,189
58	Concur Technologies, Inc. ●	4,243
34	eBay, Inc. ●	1,795
48	Global Payments, Inc.	2,213
4	Google, Inc. ●	3,133
44	IAC/InterActiveCorp.	2,071
128	iGate Corp. ●	2,135
32	LinkedIn Corp. Class A ●	6,240
297	Microsoft Corp.	9,822
187	Oracle Corp.	6,126
29	Rovi Corp. ●	687
114	ServiceNow, Inc. ●	4,650
4	Splunk, Inc. ●	175
45	Teradata Corp. ●	2,316
22	TiVo, Inc. ●	260
55	VeriFone Systems, Inc. ●	1,188
124	Web.com Group, Inc. ●	2,165
77	Western Union Co.	1,146
22	WEX, Inc. ●	1,675
257	Yahoo!, Inc. ●	6,345
		93,354
	Technology Hardware and Equipment - 5.4%
918	Alcatel - Lucent ADR ●	1,257
7	Apple, Inc. ‡	3,139
1,024	Cisco Systems, Inc.	21,417
156	EMC Corp. ●	3,493
71	Hewlett-Packard Co.	1,465
299	High Technology Computer Corp.	3,056
75	Jabil Circuit, Inc.	1,331
261	JDS Uniphase Corp. ●	3,526
73	Juniper Networks, Inc. ●	1,210
1,264	Lenovo Group Ltd.	1,156
20	Motorola Solutions, Inc.	1,134
79	SanDisk Corp. ●	4,164
25	Seagate Technology plc	913
190	Toshiba Corp.	1,048
		48,309
	Telecommunication Services - 0.8%
63	Intelsat S.A. ●	1,270
584	Portugal Telecom SGPS S.A.	3,047
17	Verizon Communications, Inc.	933
522	Vodafone Group plc	1,592
		6,842
	Transportation - 4.1%
43	C.H. Robinson Worldwide, Inc.	2,530
19	Canadian National Railway Co.	1,850

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Transportation - 4.1% - (continued)
11	Canadian Pacific Railway Ltd. ADR		$1,413
14	FedEx Corp.		1,269
346	Hertz Global Holdings, Inc. ●		8,320
453	JetBlue Airways Corp. ●		3,118
17	Kansas City Southern		1,898
119	Knight Transportation, Inc.		1,863
178	United Continental Holdings, Inc. ●		5,757
102	United Parcel Service, Inc. Class B		8,750
			36,768
	Utilities - 1.5%
83	Calpine Corp. ●		1,799
35	Entergy Corp.		2,514
112	NRG Energy, Inc.		3,115
342	Snam S.p.A.		1,685
45	UGI Corp.		1,859
92	Xcel Energy, Inc.		2,928
			13,900
	Total common stocks
	(cost $769,928)		$868,920
WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology and Life Sciences - 0.0%
13	Novavax, Inc. ⌂●		$—

	Total warrants
	(cost $–)		$—

	Total long-term investments
	(cost $769,928)		$868,920

SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreements - 3.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,294, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $1,320)
$1,294	0.17%, 4/30/2013		$1,294
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $3,526, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%, 2013,
	value of $3,596)
3,526	0.15%, 4/30/2013		3,526
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $6,791, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $6,926)
6,791	0.15%, 4/30/2013		6,791
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $9,431, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $9,620)
9,431	0.14%, 4/30/2013		9,431
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,696, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $1,730)
1,696	0.17%, 4/30/2013		1,696
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,747, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $5,862)
5,747	0.14%, 4/30/2013		5,747
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,041, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $4,121)
4,040	0.17%, 4/30/2013		4,040
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $72, collateralized by U.S. Treasury Note 3.88%, 2018, value of $74)
72	0.13%, 4/30/2013		72
			32,597
	Total short-term investments
	(cost $32,597)		$32,597
	Total investments
	(cost $802,525) ▲	100.5%	$901,517
	Other assets and liabilities	(0.5)%	(4,324)
	Total net assets	100.0%	$897,193

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $827,684 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$116,377
Unrealized Depreciation	(42,544)
Net Unrealized Appreciation	$73,833

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $1,747, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $4, which rounds to zero percent of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $7,190 at April 30, 2013.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	727	Allstar Co.	$430
06/2007	1,405	Buck Holdings L.P.	105
07/2008	13	Novavax, Inc. Warrants	–
03/2007	59	Solar Cayman Ltd. - 144A	17

At April 30, 2013, the aggregate value of these securities was $1,747, which represents 0.2% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	05/02/2013	BCLY	$110	$110	$–
CHF	Buy	05/06/2013	DEUT	58	58	–
CHF	Buy	05/03/2013	NAB	70	71	1
EUR	Buy	05/02/2013	BCLY	341	345	4
EUR	Buy	05/03/2013	BCLY	2,654	2,669	15
EUR	Buy	05/03/2013	DEUT	2,719	2,732	13
EUR	Buy	05/06/2013	JPM	662	662	–
EUR	Sell	05/03/2013	BCLY	40	41	(1)
GBP	Buy	05/03/2013	BCLY	143	143	–
GBP	Buy	05/02/2013	DEUT	4	4	–
HKD	Buy	05/03/2013	BCLY	66	66	–
JPY	Buy	12/12/2013	CBK	1,546	1,570	24
JPY	Buy	05/07/2013	CSFB	90	90	–

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPY	Buy	05/02/2013	SSG	$472	$478	$6
JPY	Buy	12/12/2013	UBS	918	879	(39)
JPY	Sell	12/12/2013	BCLY	1,576	1,396	180
JPY	Sell	12/12/2013	CBK	710	634	76
JPY	Sell	12/12/2013	DEUT	769	648	121
JPY	Sell	12/12/2013	JPM	1,229	1,090	139
JPY	Sell	12/12/2013	MSC	769	648	121
JPY	Sell	12/12/2013	UBS	833	791	42
						$702

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$21,733	$18,025	$3,708	$–
Banks	25,318	21,556	3,762	–
Capital Goods	60,514	49,099	11,415	–
Commercial and Professional Services	9,013	9,013	–	–
Consumer Durables and Apparel	19,937	13,931	6,006	–
Consumer Services	16,758	16,692	66	–
Diversified Financials	51,956	47,982	3,970	4
Energy	83,938	68,985	14,953	–
Food and Staples Retailing	13,320	10,704	2,616	–
Food, Beverage and Tobacco	35,318	22,193	13,125	–
Health Care Equipment and Services	35,791	35,791	–	–
Household and Personal Products	3,191	3,191	–	–
Insurance	47,761	40,272	7,489	–
Materials	40,929	34,249	6,680	–
Media	22,514	20,693	1,821	–
Pharmaceuticals, Biotechnology and Life Sciences	91,261	74,768	16,493	–
Real Estate	11,983	8,812	3,171	–
Retailing	50,966	48,263	960	1,743
Semiconductors and Semiconductor Equipment	27,546	27,546	–	–
Software and Services	93,354	87,989	5,365	–
Technology Hardware and Equipment	48,309	43,049	5,260	–
Telecommunication Services	6,842	2,203	4,639	–
Transportation	36,768	36,768	–	–
Utilities	13,900	12,215	1,685	–
Total	868,920	753,989	113,184	1,747
Warrants	–	–	–	–
Short-Term Investments	32,597	–	32,597	–
Total	$901,517	$753,989	$145,781	$1,747
Foreign Currency Contracts*	742	–	742	–
Total	$742	$–	$742	$–
Liabilities:
Foreign Currency Contracts*	40	–	40	–
Total	$40	$–	$40	$–

♦	For the six-month period ended April 30, 2013, investments valued at $3,974 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$2,632	$(1,496)	$1,999	*	$—	$—	$(1,388)	$—	$—	$1,747
Total	$2,632	$(1,496)	$1,999		$—	$—	$(1,388)	$—	$—	$1,747

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(364).

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $802,525)	$901,517
Cash	1
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	742
Receivables:
Investment securities sold	14,188
Fund shares sold	764
Dividends and interest	913
Other assets	142
Total assets	918,267
Liabilities:
Unrealized depreciation on foreign currency contracts	40
Payables:
Investment securities purchased	19,568
Fund shares redeemed	1,052
Investment management fees	127
Administrative fees	1
Distribution fees	69
Accrued expenses	217
Total liabilities	21,074
Net assets	$897,193
Summary of Net Assets:
Capital stock and paid-in-capital	$873,864
Distributions in excess of net investment loss	(809)
Accumulated net realized loss	(75,523)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	99,661
Net assets	$897,193

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.51/$17.47
Shares outstanding	27,206
Net assets	$449,200
Class B: Net asset value per share	$15.53
Shares outstanding	3,591
Net assets	$55,755
Class C: Net asset value per share	$15.62
Shares outstanding	15,162
Net assets	$236,865
Class I: Net asset value per share	$16.83
Shares outstanding	6,179
Net assets	$104,001
Class R3: Net asset value per share	$16.34
Shares outstanding	1,719
Net assets	$28,091
Class R4: Net asset value per share	$16.66
Shares outstanding	653
Net assets	$10,879
Class R5: Net asset value per share	$16.90
Shares outstanding	66
Net assets	$1,114
Class Y: Net asset value per share	$17.03
Shares outstanding	663
Net assets	$11,288

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$7,674
Interest	15
Less: Foreign tax withheld	(212)
Total investment income	7,477

Expenses:
Investment management fees	3,679
Administrative services fees
Class R3	26
Class R4	8
Class R5	1
Transfer agent fees
Class A	412
Class B	78
Class C	177
Class I	59
Class R3	2
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	530
Class B	267
Class C	1,130
Class R3	65
Class R4	13
Custodian fees	19
Accounting services fees	59
Registration and filing fees	56
Board of Directors' fees	12
Audit fees	11
Other expenses	93
Total expenses (before waivers and fees paid indirectly)	6,697
Expense waivers	(508)
Transfer agent fee waivers	—
Commission recapture	(34)
Custodian fee offset	—
Total waivers and fees paid indirectly	(542)
Total expenses, net	6,155
Net Investment Income	1,322
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	60,271
Net realized loss on foreign currency contracts	(162)
Net realized gain on other foreign currency transactions	85
Net Realized Gain on Investments and Foreign Currency Transactions	60,194
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	83,389
Net unrealized appreciation of foreign currency contracts	816
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(46)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	84,159
Net Gain on Investments and Foreign Currency Transactions	144,353
Net Increase in Net Assets Resulting from Operations	$145,675

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,322	$181
Net realized gain on investments and foreign currency transactions	60,194	33,731
Net unrealized appreciation of investments and foreign currency transactions	84,159	40,437
Net Increase in Net Assets Resulting from Operations	145,675	74,349
Distributions to Shareholders:
From net investment income
Class A	(1,569)	—
Class I	(534)	—
Class R3	(83)	—
Class R4	(55)	—
Class R5	(7)	—
Class Y	(72)	—
Total distributions	(2,320)	—
Capital Share Transactions:
Class A	(35,094)	(92,746)
Class B	(5,171)	(14,612)
Class C	(24,135)	(63,368)
Class I	1,600	(34,210)
Class R3	(575)	2,261
Class R4	(1,252)	(3,229)
Class R5	(351)	(74)
Class Y	(2,668)	(23,007)
Net decrease from capital share transactions	(67,646)	(228,985)
Net Increase (Decrease) in Net Assets	75,709	(154,636)
Net Assets:
Beginning of period	821,484	976,120
End of period	$897,193	$821,484
Undistributed (distribution in excess of) net investment income (loss)	$(809)	$189

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (Continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

16

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts

18

(“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$742	$—	$—	$—	$—	$742
Total	$—	$742	$—	$—	$—	$—	$742

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$40	$—	$—	$—	$—	$40
Total	$—	$40	$—	$—	$—	$—	$40

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(162)	$—	$—	$—	$—	$(162)
Total	$—	$(162)	$—	$—	$—	$—	$(162)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$816	$—	$—	$—	$—	$816
Total	$—	$816	$—	$—	$—	$—	$816

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

20

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:
Amount
Undistributed Ordinary Income	$895
Accumulated Capital Losses *	(111,378)
Unrealized Depreciation †	(9,543)
Total Accumulated Deficit	$(120,026)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on

21

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$149
Accumulated Net Realized Gain (Loss)	55
Capital Stock and Paid-in-Capital	(204)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$111,378
Total	$111,378

During the year ended October 31, 2012, the Fund utilized $20,590 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides

22

administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7500%
On next $2.5 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

23

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.24%
Class B	2.00
Class C	2.00
Class I	0.99
Class R3	1.34
Class R4	1.04
Class R5	0.94
Class Y	0.89

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $522 and contingent deferred sales charges of $34 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with

24

respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$575,748
Sales Proceeds Excluding U.S. Government Obligations	655,466

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,610	103	(4,067)	—	(2,354)	3,837	—	(10,779)	—	(6,942)
Amount	$24,515	$1,520	$(61,129)	$—	$(35,094)	$51,605	$—	$(144,352)	$—	$(92,747)
Class B
Shares	36	—	(399)	—	(363)	85	—	(1,234)	—	(1,149)
Amount	$508	$—	$(5,679)	$—	$(5,171)	$1,075	$—	$(15,687)	$—	$(14,612)
Class C
Shares	524	—	(2,234)	—	(1,710)	1,103	—	(6,076)	—	(4,973)
Amount	$7,565	$—	$(31,700)	$—	$(24,135)	$13,969	$—	$(77,337)	$—	$(63,368)
Class I
Shares	1,542	31	(1,527)	—	46	1,691	—	(4,196)	—	(2,505)
Amount	$24,499	$462	$(23,361)	$—	$1,600	$22,735	$—	$(56,945)	$—	$(34,210)
Class R3
Shares	240	5	(283)	—	(38)	723	—	(561)	—	162
Amount	$3,564	$82	$(4,221)	$—	$(575)	$9,643	$—	$(7,382)	$—	$2,261
Class R4
Shares	60	3	(146)	—	(83)	290	—	(509)	—	(219)
Amount	$916	$49	$(2,217)	$—	$(1,252)	$3,914	$—	$(7,143)	$—	$(3,229)
Class R5
Shares	5	1	(29)	—	(23)	30	—	(37)	—	(7)
Amount	$77	$7	$(435)	$—	$(351)	$430	$—	$(504)	$—	$(74)
Class Y
Shares	15	5	(203)	—	(183)	177	—	(1,889)	—	(1,712)
Amount	$224	$72	$(2,964)	$—	$(2,668)	$2,473	$—	$(25,480)	$—	$(23,007)
Total
Shares	4,032	148	(8,888)	—	(4,708)	7,936	—	(25,281)	—	(17,345)
Amount	$61,868	$2,192	$(131,706)	$—	$(67,646)	$105,844	$—	$(334,830)	$—	$(228,986)

25

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	12	$189
For the Year Ended October 31, 2012	60	$802

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

27

The Hartford Capital Appreciation II Fund
Financial Highlights
- Selected Per-Share Data (A)-

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$13.93	$0.04	$2.60	$2.64	$(0.06)	$–	$–	$(0.06)	$16.51
B	13.10	(0.02)	2.45	2.43	–	–	–	–	15.53
C	13.18	(0.02)	2.46	2.44	–	–	–	–	15.62
I	14.22	0.06	2.64	2.70	(0.09)	–	–	(0.09)	16.83
R3	13.79	0.03	2.57	2.60	(0.05)	–	–	(0.05)	16.34
R4	14.07	0.06	2.61	2.67	(0.08)	–	–	(0.08)	16.66
R5	14.28	0.10	2.62	2.72	(0.10)	–	–	(0.10)	16.90
Y	14.40	0.12	2.62	2.74	(0.11)	–	–	(0.11)	17.03

For the Year Ended October 31, 2012
A	12.80	0.03	1.10	1.13	–	–	–	–	13.93
B	12.14	(0.08)	1.04	0.96	–	–	–	–	13.10
C	12.21	(0.07)	1.04	0.97	–	–	–	–	13.18
I	13.04	0.08	1.10	1.18	–	–	–	–	14.22
R3	12.69	0.01	1.09	1.10	–	–	–	–	13.79
R4	12.91	0.06	1.10	1.16	–	–	–	–	14.07
R5	13.09	0.08	1.11	1.19	–	–	–	–	14.28
Y	13.18	0.19	1.03	1.22	–	–	–	–	14.40

For the Year Ended October 31, 2011
A	12.94	(0.03)	(0.11)	(0.14)	–	–	–	–	12.80
B	12.37	(0.14)	(0.09)	(0.23)	–	–	–	–	12.14
C	12.42	(0.12)	(0.09)	(0.21)	–	–	–	–	12.21
I	13.13	0.02	(0.11)	(0.09)	–	–	–	–	13.04
R3	12.86	(0.06)	(0.11)	(0.17)	–	–	–	–	12.69
R4	13.04	(0.02)	(0.11)	(0.13)	–	–	–	–	12.91
R5	13.18	0.02	(0.11)	(0.09)	–	–	–	–	13.09
Y	13.25	0.03	(0.10)	(0.07)	–	–	–	–	13.18

For the Year Ended October 31, 2010
A	10.74	(0.03)	2.23	2.20	–	–	–	–	12.94
B	10.35	(0.14)	2.16	2.02	–	–	–	–	12.37
C	10.39	(0.12)	2.15	2.03	–	–	–	–	12.42
I	10.86	0.02	2.25	2.27	–	–	–	–	13.13
R3	10.71	(0.05)	2.20	2.15	–	–	–	–	12.86
R4	10.82	(0.02)	2.24	2.22	–	–	–	–	13.04
R5	10.91	0.02	2.25	2.27	–	–	–	–	13.18
Y	10.96	0.04	2.25	2.29	–	–	–	–	13.25

For the Year Ended October 31, 2009
A	8.73	–	2.01	2.01	–	–	–	–	10.74
B	8.47	(0.06)	1.94	1.88	–	–	–	–	10.35
C	8.50	(0.06)	1.95	1.89	–	–	–	–	10.39
I	8.80	0.03	2.03	2.06	–	–	–	–	10.86
R3	8.73	(0.03)	2.01	1.98	–	–	–	–	10.71
R4	8.79	–	2.03	2.03	–	–	–	–	10.82
R5	8.84	0.02	2.05	2.07	–	–	–	–	10.91
Y	8.86	0.04	2.06	2.10	–	–	–	–	10.96

For the Year Ended October 31, 2008
A	$16.95	$0.02	$(7.07)	$(7.05)	$–	$(1.17)	$–	$(1.17)	$8.73
B	16.62	(0.09)	(6.89)	(6.98)	–	(1.17)	–	(1.17)	8.47
C	16.66	(0.07)	(6.92)	(6.99)	–	(1.17)	–	(1.17)	8.50
I	17.02	0.04	(7.09)	(7.05)	–	(1.17)	–	(1.17)	8.80
R3	17.00	(0.01)	(7.09)	(7.10)	–	(1.17)	–	(1.17)	8.73
R4	17.05	0.01	(7.10)	(7.09)	–	(1.17)	–	(1.17)	8.79
R5	17.10	0.04	(7.13)	(7.09)	–	(1.17)	–	(1.17)	8.84
Y	17.12	–	(7.09)	(7.09)	–	(1.17)	–	(1.17)	8.86

28

Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

18.96	%(E)	$449,200	1.38	%(F)	1.25	%(F)	0.53	%(F)	69%
18.55	(E)	55,755	2.23	(F)	2.00	(F)	(0.22	)(F)	–
18.51	(E)	236,865	2.09	(F)	2.00	(F)	(0.22	)(F)	–
19.09	(E)	104,001	1.06	(F)	1.00	(F)	0.78	(F)	–
18.87	(E)	28,091	1.65	(F)	1.35	(F)	0.42	(F)	–
19.04	(E)	10,879	1.34	(F)	1.05	(F)	0.75	(F)	–
19.16	(E)	1,114	1.06	(F)	0.95	(F)	0.87	(F)	–
19.12	(E)	11,288	0.94	(F)	0.90	(F)	0.87	(F)	–

8.83		411,923	1.41		1.32		0.23		135
7.91		51,815	2.26		2.10		(0.55)		–
7.94		222,460	2.12		2.06		(0.51)		–
9.05		87,227	1.10		1.05		0.49		–
8.67		24,232	1.69		1.45		0.11		–
8.99		10,362	1.37		1.18		0.37		–
9.09		1,276	1.09		1.00		0.57		–
9.26		12,189	0.97		0.95		0.63		–

(1.08)		467,407	1.41		1.41		(0.19)		140
(1.86)		61,934	2.25		2.25		(1.03)		–
(1.69)		266,634	2.13		2.13		(0.91)		–
(0.69)		112,597	1.11		1.11		0.12		–
(1.32)		20,237	1.72		1.70		(0.48)		–
(1.00)		12,333	1.40		1.40		(0.17)		–
(0.68)		1,255	1.11		1.10		0.13		–
(0.53)		33,723	0.99		0.99		0.23		–

20.48		516,406	1.44		1.44		(0.20)		155
19.52		73,313	2.28		2.28		(1.04)		–
19.54		310,899	2.15		2.15		(0.91)		–
20.90		107,796	1.11		1.11		0.13		–
20.07		13,520	1.74		1.73		(0.50)		–
20.52		8,486	1.40		1.40		(0.18)		–
20.81		777	1.12		1.11		0.12		–
20.89		46,353	1.00		1.00		0.25		–

23.02		497,959	1.54		1.54		0.02		168
22.20		72,940	2.44		2.22		(0.67)		–
22.23		297,280	2.25		2.25		(0.70)		–
23.41		95,280	1.16		1.16		0.37		–
22.68		8,057	1.81		1.81		(0.30)		–
23.09		5,308	1.43		1.43		0.04		–
23.42		816	1.14		1.14		0.29		–
23.70		54,222	1.02		1.02		0.49		–

(44.43)		479,795	1.40		1.40		0.12		159
(44.92)		66,057	2.27		2.27		(0.75)		–
(44.87)		269,662	2.14		2.14		(0.62)		–
(44.23)		79,436	1.08		1.08		0.43		–
(44.60)		4,148	1.77		1.77		(0.28)		–
(44.40)		1,232	1.43		1.43		0.08		–
(44.26)		151	1.16		1.16		0.37		–
(44.20)		21,827	1.01		1.01		0.51		–

29

The Hartford Capital Appreciation II Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

30

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

31

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

32

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,189.60	$6.80	$1,000.00	$1,018.58	$6.27	1.25%	181	365
Class B	$1,000.00	$1,185.50	$10.86	$1,000.00	$1,014.86	$10.01	2.00	181	365
Class C	$1,000.00	$1,185.10	$10.86	$1,000.00	$1,014.86	$10.01	2.00	181	365
Class I	$1,000.00	$1,190.90	$5.44	$1,000.00	$1,019.83	$5.02	1.00	181	365
Class R3	$1,000.00	$1,188.70	$7.34	$1,000.00	$1,018.09	$6.77	1.35	181	365
Class R4	$1,000.00	$1,190.40	$5.71	$1,000.00	$1,019.58	$5.27	1.05	181	365
Class R5	$1,000.00	$1,191.60	$5.17	$1,000.00	$1,020.08	$4.77	0.95	181	365
Class Y	$1,000.00	$1,191.20	$4.90	$1,000.00	$1,020.32	$4.52	0.90	181	365

34

The Hartford Capital Appreciation II Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Capital Appreciation II Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard,

35

The Hartford Capital Appreciation II Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford Capital Appreciation II Fund
Principal Riskss (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-CAII13 4/13 113965 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CHECKS AND BALANCES FUND 2013 Semi Annual Report

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Financial Services, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/31/07 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Checks and Balances A#	12.35%	14.71%	4.32%	3.90%
Checks and Balances A##		8.40%	3.15%	2.91%
Checks and Balances B#	11.97%	13.86%	3.48%	3.08%
Checks and Balances B##		8.86%	3.13%	2.94%
Checks and Balances C#	11.96%	13.89%	3.54%	3.14%
Checks and Balances C##		12.89%	3.54%	3.14%
Checks and Balances I#	12.51%	15.14%	4.62%	4.16%
Checks and Balances R3#	12.19%	14.35%	4.01%	3.64%
Checks and Balances R4#	12.34%	14.70%	4.30%	3.88%
Checks and Balances R5#	12.41%	15.04%	4.59%	4.13%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	6.13%
Russell 3000 Index	15.16%	17.21%	5.63%	3.17%
S&P 500 Index	14.41%	16.88%	5.20%	2.94%

†	Not Annualized
▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Checks and Balances Fund
Manager Discussion
October 31, 2012 (Unaudited)

Operating Expenses*
	Net	Gross
Checks and Balances Class A	1.03%	1.03%
Checks and Balances Class B	1.84%	1.84%
Checks and Balances Class C	1.78%	1.78%
Checks and Balances Class I	0.78%	0.78%
Checks and Balances Class R3	1.38%	1.38%
Checks and Balances Class R4	1.09%	1.09%
Checks and Balances Class R5	0.78%	0.78%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President of Hartford Funds Management Company, LLC (“HFMC”),
Chairman of the HFMC Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 12.35%, before sales charge, for the six-month period ended April 30, 2013, versus 10.46% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 0.91% for the Barclays U.S. Aggregate Bond Index, 14.41% for the S&P 500 Index, and 15.16% for the Russell 3000 Index.

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Capital Appreciation Fund. The return of The Hartford Dividend and Growth Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordfunds.com for the shareholder report of each Underlying Fund.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund, Class Y	33.5%
The Hartford Dividend and Growth Fund, Class Y	33.5
The Hartford Total Return Bond Fund, Class Y	33.1
Other Assets and Liabilities	(0.1)
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.1%
EQUITY FUNDS - 67.0%
14,043	The Hartford Capital Appreciation Fund, Class Y		$601,465
25,480	The Hartford Dividend and Growth Fund, Class Y		601,065
			1,202,530
	Total equity funds
	(cost $869,344)		$1,202,530

FIXED INCOME FUNDS - 33.1%
53,489	The Hartford Total Return Bond Fund, Class Y		$592,655

	Total fixed income funds
	(cost $576,140)		$592,655

	Total investments in affiliated investment companies
	(cost $1,445,484)		$1,795,185

	Total long-term investments
	(cost $1,445,484)		$1,795,185

	Total investments
	(cost $1,445,484) ▲	100.1%	$1,795,185
	Other assets and liabilities	(0.1)%	(1,114)
	Total net assets	100.0%	$1,794,071

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $1,517,604 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$277,581
Unrealized Depreciation	—
Net Unrealized Appreciation	$277,581

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,795,185	$1,795,185	$–	$–
Total	$1,795,185	$1,795,185	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,445,484)	$1,795,185
Receivables:
Investment securities sold	739
Fund shares sold	1,012
Dividends and interest	1,473
Other assets	57
Total assets	1,798,466
Liabilities:
Payables:
Investment securities purchased	434
Fund shares redeemed	3,546
Administrative fees	—
Distribution fees	124
Accrued expenses	291
Total liabilities	4,395
Net assets	$1,794,071
Summary of Net Assets:
Capital stock and paid-in-capital	$1,459,338
Distributions in excess of net investment loss	(12,458)
Accumulated net realized loss	(2,510)
Unrealized appreciation of investments	349,701
Net assets	$1,794,071

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.92/$11.56
Shares outstanding	122,844
Net assets	$1,341,598
Class B: Net asset value per share	$10.86
Shares outstanding	10,873
Net assets	$118,058
Class C: Net asset value per share	$10.87
Shares outstanding	27,328
Net assets	$296,924
Class I: Net asset value per share	$10.94
Shares outstanding	2,235
Net assets	$24,446
Class R3: Net asset value per share	$10.89
Shares outstanding	1,056
Net assets	$11,497
Class R4: Net asset value per share	$10.91
Shares outstanding	130
Net assets	$1,415
Class R5: Net asset value per share	$10.93
Shares outstanding	12
Net assets	$133

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$19,773
Total investment income	19,773

Expenses:
Administrative services fees
Class R3	11
Class R4	1
Class R5	—
Transfer agent fees
Class A	785
Class B	104
Class C	174
Class I	13
Class R3	1
Class R4	—
Class R5	—
Distribution fees
Class A	1,609
Class B	574
Class C	1,424
Class R3	28
Class R4	2
Custodian fees	—
Accounting services fees	103
Registration and filing fees	73
Board of Directors' fees	18
Audit fees	13
Other expenses	124
Total expenses	5,057
Net Investment Income	14,716
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	25,642
Net realized gain on investments in underlying affiliated funds	43,970
Net Realized Gain on Investments	69,612
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	116,481
Net Changes in Unrealized Appreciation of Investments	116,481
Net Gain on Investments	186,093
Net Increase in Net Assets Resulting from Operations	$200,809

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$14,716	$34,677
Net realized gain on investments	69,612	1,769
Net unrealized appreciation of investments	116,481	134,531
Net Increase in Net Assets Resulting from Operations	200,809	170,977
Distributions to Shareholders:
From net investment income
Class A	(21,516)	(27,865)
Class B	(1,711)	(1,578)
Class C	(4,229)	(4,139)
Class I	(379)	(488)
Class R3	(181)	(174)
Class R4	(22)	(21)
Class R5	(2)	(3)
Total from net investment income	(28,040)	(34,268)
From net realized gain on investments
Class A	(4,265)	(5,889)
Class B	(386)	(545)
Class C	(954)	(1,371)
Class I	(71)	(90)
Class R3	(37)	(41)
Class R4	(5)	(4)
Class R5	—	(1)
Total from net realized gain on investments	(5,718)	(7,941)
Total distributions	(33,758)	(42,209)
Capital Share Transactions:
Class A	(61,185)	(155,595)
Class B	(7,571)	(17,230)
Class C	(14,472)	(48,250)
Class I	973	(70)
Class R3	(347)	787
Class R4	(87)	476
Class R5	2	3
Net decrease from capital share transactions	(82,687)	(219,879)
Net Increase (Decrease) in Net Assets	84,364	(91,111)
Net Assets:
Beginning of period	1,709,707	1,800,818
End of period	$1,794,071	$1,709,707
Undistributed (distribution in excess of) net investment income (loss)	$(12,458)	$866

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Funds Management Company, LLC (“HFMC”). Effective January 1, 2013, HFMC replaced Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

10

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$34,268	$23,994
Long-Term Capital Gains ‡	7,941	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$866
Undistributed Long-Term Capital Gain	5,716
Unrealized Appreciation *	161,100
Total Accumulated Earnings	$167,682

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

12

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, HFMC replaced HIFSCO as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford. As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HFMC in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HFMC for managing the Fund.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $2,153 and contingent deferred sales charges of $116 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	100%

14

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$125,011
Sales Proceeds Excluding U.S. Government Obligations	200,178

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,000	2,567	(14,462)	—	(5,895)	12,905	3,577	(32,702)	—	(16,220)
Amount	$61,943	$25,520	$(148,648)	$—	$(61,185)	$123,073	$33,189	$(311,857)	$—	$(155,595)
Class B
Shares	72	206	(1,009)	—	(731)	180	225	(2,208)	—	(1,803)
Amount	$738	$2,040	$(10,349)	$—	$(7,571)	$1,715	$2,051	$(20,996)	$—	$(17,230)
Class C
Shares	1,246	502	(3,159)	—	(1,411)	2,394	572	(8,017)	—	(5,051)
Amount	$12,868	$4,975	$(32,315)	$—	$(14,472)	$22,748	$5,228	$(76,226)	$—	$(48,250)
Class I
Shares	414	35	(355)	—	94	771	48	(829)	—	(10)
Amount	$4,289	$345	$(3,661)	$—	$973	$7,363	$450	$(7,883)	$—	$(70)
Class R3
Shares	132	22	(185)	—	(31)	580	23	(517)	—	86
Amount	$1,357	$218	$(1,922)	$—	$(347)	$5,553	$215	$(4,981)	$—	$787
Class R4
Shares	18	3	(30)	—	(9)	65	3	(18)	—	50
Amount	$182	$27	$(296)	$—	$(87)	$622	$25	$(171)	$—	$476
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$3	$—	$—	$3
Total
Shares	7,882	3,335	(19,200)	—	(7,983)	16,895	4,448	(44,291)	—	(22,948)
Amount	$81,377	$33,127	$(197,191)	$—	$(82,687)	$161,074	$41,161	$(422,114)	$—	$(219,879)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	22	$234
For the Year Ended October 31, 2012	63	$607

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Checks and Balances Fund
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$9.92	$0.09	$1.11	$1.20	$(0.17)	$(0.03)	$—	$(0.20)	$10.92
B	9.88	0.05	1.11	1.16	(0.15)	(0.03)	—	(0.18)	10.86
C	9.89	0.05	1.11	1.16	(0.15)	(0.03)	—	(0.18)	10.87
I	9.93	0.11	1.11	1.22	(0.18)	(0.03)	—	(0.21)	10.94
R3	9.90	0.07	1.12	1.19	(0.17)	(0.03)	—	(0.20)	10.89
R4	9.91	0.10	1.10	1.20	(0.17)	(0.03)	—	(0.20)	10.91
R5	9.93	0.11	1.10	1.21	(0.18)	(0.03)	—	(0.21)	10.93

For the Year Ended October 31, 2012
A	9.22	0.20	0.74	0.94	(0.20)	(0.04)	—	(0.24)	9.92
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	—	(0.16)	9.88
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	—	(0.17)	9.89
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	—	(0.27)	9.93
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	—	(0.21)	9.90
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	—	(0.24)	9.91
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	—	(0.27)	9.93

For the Year Ended October 31, 2011
A	9.22	0.13	—	0.13	(0.13)	—	—	(0.13)	9.22
B	9.18	0.05	0.02	0.07	(0.06)	—	—	(0.06)	9.19
C	9.19	0.06	—	0.06	(0.06)	—	—	(0.06)	9.19
I	9.22	0.15	0.02	0.17	(0.16)	—	—	(0.16)	9.23
R3	9.21	0.10	—	0.10	(0.11)	—	—	(0.11)	9.20
R4	9.21	0.12	0.02	0.14	(0.13)	—	—	(0.13)	9.22
R5	9.22	0.15	0.02	0.17	(0.16)	—	—	(0.16)	9.23

For the Year Ended October 31, 2010 (G)
A	8.29	0.13	0.93	1.06	(0.13)	—	—	(0.13)	9.22
B	8.26	0.06	0.92	0.98	(0.06)	—	—	(0.06)	9.18
C	8.26	0.07	0.92	0.99	(0.06)	—	—	(0.06)	9.19
I	8.29	0.15	0.93	1.08	(0.15)	—	—	(0.15)	9.22
R3	8.29	0.10	0.92	1.02	(0.10)	—	—	(0.10)	9.21
R4	8.29	0.14	0.91	1.05	(0.13)	—	—	(0.13)	9.21
R5	8.29	0.16	0.92	1.08	(0.15)	—	—	(0.15)	9.22

For the Year Ended October 31, 2009
A	7.32	0.19	1.03	1.22	(0.20)	(0.05)	—	(0.25)	8.29
B	7.29	0.13	1.04	1.17	(0.15)	(0.05)	—	(0.20)	8.26
C	7.29	0.13	1.04	1.17	(0.15)	(0.05)	—	(0.20)	8.26
I	7.32	0.21	1.03	1.24	(0.22)	(0.05)	—	(0.27)	8.29
R3	7.31	0.17	1.04	1.21	(0.18)	(0.05)	—	(0.23)	8.29
R4	7.32	0.19	1.03	1.22	(0.20)	(0.05)	—	(0.25)	8.29
R5	7.32	0.21	1.03	1.24	(0.22)	(0.05)	—	(0.27)	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	(3.17)	(2.96)	(0.23)	—	—	(0.23)	7.32
B	10.49	0.15	(3.19)	(3.04)	(0.16)	—	—	(0.16)	7.29
C	10.49	0.15	(3.18)	(3.03)	(0.17)	—	—	(0.17)	7.29
I(H)	9.89	0.14	(2.57)	(2.43)	(0.14)	—	—	(0.14)	7.32
R3(I)	9.38	0.03	(2.06)	(2.03)	(0.04)	—	—	(0.04)	7.31
R4(I)	9.38	0.03	(2.05)	(2.02)	(0.04)	—	—	(0.04)	7.32
R5(I)	9.38	0.03	(2.04)	(2.01)	(0.05)	—	—	(0.05)	7.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on February 29, 2008.
(I)	Commenced operations on August 29, 2008.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

12.35	%(E)	$1,341,598	0.41	%(F)	0.41	%(F)	1.88	%(F)	7%
11.97	(E)	118,058	1.22	(F)	1.22	(F)	1.09	(F)	–
11.96	(E)	296,924	1.16	(F)	1.16	(F)	1.14	(F)	–
12.51	(E)	24,446	0.15	(F)	0.15	(F)	2.10	(F)	–
12.19	(E)	11,497	0.75	(F)	0.75	(F)	1.56	(F)	–
12.34	(E)	1,415	0.46	(F)	0.46	(F)	1.88	(F)	–
12.41	(E)	133	0.15	(F)	0.15	(F)	2.12	(F)	–

10.43		1,277,312	0.41		0.41		2.15		12
9.45		114,693	1.22		1.22		1.35		–
9.63		284,190	1.16		1.16		1.41		–
10.70		21,254	0.16		0.16		2.38		–
10.08		10,764	0.76		0.76		1.71		–
10.29		1,375	0.47		0.47		1.92		–
10.70		119	0.16		0.16		2.37		–

1.44		1,337,009	0.41		0.41		1.36		19
0.71		123,183	1.21		1.21		0.55		–
0.66		310,632	1.16		1.16		0.61		–
1.81		19,854	0.15		0.15		1.61		–
1.05		9,211	0.76		0.76		1.00		–
1.53		822	0.47		0.46		1.29		–
1.83		107	0.15		0.15		1.62		–

12.85		1,429,438	0.42		0.42		1.51		19
11.87		143,627	1.23		1.23		0.69		–
12.06		355,504	1.16		1.16		0.75		–
13.09		21,297	0.17		0.17		1.75		–
12.40		2,206	0.81		0.78		1.15		–
12.76		241	0.50		0.47		1.75		–
13.13		115	0.16		0.15		1.76		–

17.34		1,073,060	0.46		0.46		2.45		3
16.56		141,845	1.31		1.23		1.68		–
16.56		298,931	1.22		1.22		1.76		–
17.68		19,988	0.20		0.20		2.61		–
17.18		598	0.87		0.78		1.46		–
17.30		112	0.49		0.48		2.48		–
17.65		98	0.17		0.17		2.84		–

(28.70)		649,297	0.42		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.22		–
(29.29)		211,502	1.17		1.17		1.26		–
(23.71	)(E)	8,293	0.16	(F)	0.16	(F)	2.09	(F)	–
(21.19	)(E)	80	0.81	(F)	0.80	(F)	1.93	(F)	–
(21.06	)(E)	79	0.51	(F)	0.50	(F)	2.23	(F)	–
(21.04	)(E)	79	0.21	(F)	0.21	(F)	2.52	(F)	–

19

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

20

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, if any, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,123.50	$2.16	$1,000.00	$1,022.76	$2.06	0.41%	181	365
Class B	$1,000.00	$1,119.70	$6.41	$1,000.00	$1,018.74	$6.11	1.22	181	365
Class C	$1,000.00	$1,119.60	$6.10	$1,000.00	$1,019.04	$5.81	1.16	181	365
Class I	$1,000.00	$1,125.10	$0.81	$1,000.00	$1,024.03	$0.77	0.15	181	365
Class R3	$1,000.00	$1,121.90	$3.96	$1,000.00	$1,021.07	$3.77	0.75	181	365
Class R4	$1,000.00	$1,123.40	$2.42	$1,000.00	$1,022.52	$2.30	0.46	181	365
Class R5	$1,000.00	$1,124.10	$0.80	$1,000.00	$1,024.04	$0.76	0.15	181	365

23

The Hartford Checks and Balances Fund
Approval of New Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory agreement. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management agreement for The Hartford Checks and Balances Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser (the “Post-Restructuring Adviser”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management agreement and enter into a new investment management agreement with HFMC (the “New Agreement”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreement at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and its affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreement.

In determining to approve the New Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreement.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreement would involve no changes to (i) the contractual terms of the Fund’s investment management agreement; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management agreement; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreement: (i) nature, extent and quality of services provided by HIFSCO; (ii) performance of the Fund and HIFSCO; (iii) costs of the services and profitability of HIFSCO; (iv) comparative services rendered

24

and comparative total expense ratios; and (v) the realization of economies of scale by HIFSCO with respect to the Fund and whether the expense levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Adviser and its affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Checks and Balances Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-CB13 4/13 113966 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND 2013 Semi Annual Report

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Conservative Allocation Fund inception 05/28/2004 (sub-advised by Wellington Management Company, LLP) Investment objective – Seeks current income and long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Conservative Allocation A#	3.37%	5.01%	4.28%	5.17%
Conservative Allocation A##		-0.76%	3.11%	4.51%
Conservative Allocation B#	2.90%	4.12%	3.45%	4.49%*
Conservative Allocation B##		-0.86%	3.09%	4.49%*
Conservative Allocation C#	2.90%	4.16%	3.51%	4.42%
Conservative Allocation C##		3.16%	3.51%	4.42%
Conservative Allocation I#	3.53%	5.25%	4.56%	5.38%
Conservative Allocation R3#	3.19%	4.64%	3.89%	4.87%
Conservative Allocation R4#	3.31%	4.86%	4.22%	5.13%
Conservative Allocation R5#	3.40%	5.20%	4.53%	5.35%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.50%
MSCI All Country World Index	13.78%	15.69%	2.09%	7.09%

†	Not Annualized
▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Conservative Allocation Class A	1.21%	1.21%
Conservative Allocation Class B	2.02%	2.02%
Conservative Allocation Class C	1.96%	1.96%
Conservative Allocation Class I	0.93%	0.93%
Conservative Allocation Class R3	1.56%	1.56%
Conservative Allocation Class R4	1.26%	1.26%
Conservative Allocation Class R5	0.96%	0.96%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 3.37%, before sales charge, for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund also underperformed the average return for the Lipper Mixed-Asset Target Conservative Funds category, a group of funds investment strategies similar to those of the Fund, which returned 5.77%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis.

In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose .02% while shorter term yields declined anywhere between ..02% - .08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 30% equities

3

The Hartford Conservative Allocation Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

and 70% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the World Bond, Total Return Bond and Capital Appreciation Funds more than offset weak benchmark-relative results from the International Opportunities and MidCap Value Funds.

What is the outlook?

During the quarter we modestly reduced exposure to fixed income funds and increased exposure to international equity funds. We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	2.7
The Hartford Dividend and Growth Fund, Class Y	4.3
The Hartford Emerging Markets Research Fund, Class Y	2.3
The Hartford Global Real Asset Fund, Class Y	12.3
The Hartford Inflation Plus Fund, Class Y	22.6
The Hartford International Opportunities Fund, Class Y	6.1
The Hartford International Small Company Fund, Class Y	1.9
The Hartford MidCap Value Fund, Class Y	0.9
The Hartford Small Company Fund, Class Y	0.9
The Hartford Strategic Income Fund, Class Y	2.0
The Hartford Total Return Bond Fund, Class Y	14.0
The Hartford World Bond Fund, Class Y	20.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 31.4%
169	The Hartford Capital Appreciation Fund, Class Y		$7,240
493	The Hartford Dividend and Growth Fund, Class Y		11,620
685	The Hartford Emerging Markets Research Fund, Class Y		6,087
3,144	The Hartford Global Real Asset Fund, Class Y		32,984
987	The Hartford International Opportunities Fund, Class Y		16,431
316	The Hartford International Small Company Fund, Class Y		4,961
163	The Hartford MidCap Value Fund, Class Y		2,477
103	The Hartford Small Company Fund, Class Y		2,418
			84,218
	Total equity funds
	(cost $75,202)		$84,218

FIXED INCOME FUNDS - 68.6%
2,592	The Hartford Alternative Strategies Fund, Class Y		$26,719
4,928	The Hartford Inflation Plus Fund, Class Y		60,719
566	The Hartford Strategic Income Fund, Class Y		5,380
3,382	The Hartford Total Return Bond Fund, Class Y		37,476
4,952	The Hartford World Bond Fund, Class Y		53,677
			183,971
	Total fixed income funds
	(cost $179,905)		$183,971

	Total investments in affiliated investment companies
	(cost $255,107)		$268,189

	Total long-term investments
	(cost $255,107)		$268,189

	Total investments
	(cost $255,107) ▲	100.0%	$268,189
	Other assets and liabilities	—%	22
	Total net assets	100.0%	$268,211

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $255,856 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,082
Unrealized Depreciation	(749)
Net Unrealized Appreciation	$12,333

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$268,189	$268,189	$–	$–
Total	$268,189	$268,189	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $255,107)	$268,189
Receivables:
Investment securities sold	372
Fund shares sold	222
Dividends and interest	94
Other assets	54
Total assets	268,931
Liabilities:
Payables:
Investment securities purchased	24
Fund shares redeemed	627
Investment management fees	7
Administrative fees	1
Distribution fees	20
Accrued expenses	41
Total liabilities	720
Net assets	$268,211
Summary of Net Assets:
Capital stock and paid-in-capital	$252,273
Distributions in excess of net investment loss	(5,399)
Accumulated net realized gain	8,255
Unrealized appreciation of investments	13,082
Net assets	$268,211

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.17/$11.82
Shares outstanding	14,982
Net assets	$167,317
Class B: Net asset value per share	$11.15
Shares outstanding	1,290
Net assets	$14,390
Class C: Net asset value per share	$11.13
Shares outstanding	5,361
Net assets	$59,680
Class I: Net asset value per share	$11.16
Shares outstanding	158
Net assets	$1,766
Class R3: Net asset value per share	$11.19
Shares outstanding	944
Net assets	$10,564
Class R4: Net asset value per share	$11.15
Shares outstanding	982
Net assets	$10,956
Class R5: Net asset value per share	$11.17
Shares outstanding	317
Net assets	$3,538

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$2,903
Total investment income	2,903

Expenses:
Investment management fees	201
Administrative services fees
Class R3	10
Class R4	10
Class R5	2
Transfer agent fees
Class A	87
Class B	14
Class C	29
Class I	1
Class R3	—
Class R4	—
Class R5	—
Distribution fees
Class A	206
Class B	80
Class C	291
Class R3	25
Class R4	16
Custodian fees	—
Accounting services fees	16
Registration and filing fees	42
Board of Directors' fees	4
Audit fees	6
Other expenses	20
Total expenses	1,060
Net Investment Income	1,843
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	5,341
Net realized gain on investments in underlying affiliated funds	4,323
Net Realized Gain on Investments	9,664
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments in underlying affiliated funds	(3,008)
Net Changes in Unrealized Depreciation of Investments	(3,008)
Net Gain on Investments	6,656
Net Increase in Net Assets Resulting from Operations	$8,499

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,843	$2,447
Net realized gain on investments	9,664	16,934
Net unrealized depreciation of investments	(3,008)	(101)
Net Increase in Net Assets Resulting from Operations	8,499	19,280
Distributions to Shareholders:
From net investment income
Class A	(4,708)	(2,414)
Class B	(396)	(175)
Class C	(1,444)	(518)
Class I	(51)	(22)
Class R3	(273)	(104)
Class R4	(369)	(205)
Class R5	(109)	(79)
Total from net investment income	(7,350)	(3,517)
From net realized gain on investments
Class A	(3,331)	—
Class B	(346)	—
Class C	(1,181)	—
Class I	(30)	—
Class R3	(187)	—
Class R4	(283)	—
Class R5	(85)	—
Total from net realized gain on investments	(5,443)	—
Total distributions	(12,793)	(3,517)
Capital Share Transactions:
Class A	3,080	(6,564)
Class B	(2,861)	(5,026)
Class C	1,553	(148)
Class I	309	147
Class R3	1,102	1,732
Class R4	(3,002)	182
Class R5	(586)	(857)
Net decrease from capital share transactions	(405)	(10,534)
Net Increase (Decrease) in Net Assets	(4,699)	5,229
Net Assets:
Beginning of period	272,910	267,681
End of period	$268,211	$272,910
Undistributed (distribution in excess of) net investment income (loss)	$(5,399)	$108

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$3,517	$6,086

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$108
Undistributed Long-Term Capital Gain	5,441
Accumulated Capital Losses *	(658)
Unrealized Appreciation †	15,341
Total Accumulated Earnings	$20,232

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$860
Accumulated Net Realized Gain (Loss)	(860)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$658
Total	$658

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $9,512 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $337 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	3%

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$39,995
Sales Proceeds Excluding U.S. Government Obligations	46,508

16

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,715	713	(2,141)	—	287	3,016	218	(3,830)	—	(596)
Amount	$19,036	$7,843	$(23,799)	$—	$3,080	$33,106	$2,344	$(42,014)	$—	$(6,564)
Class B
Shares	35	65	(358)	—	(258)	103	15	(573)	—	(455)
Amount	$404	$713	$(3,978)	$—	$(2,861)	$1,120	$162	$(6,308)	$—	$(5,026)
Class C
Shares	556	223	(636)	—	143	1,071	45	(1,128)	—	(12)
Amount	$6,157	$2,450	$(7,054)	$—	$1,553	$11,739	$474	$(12,361)	$—	$(148)
Class I
Shares	68	7	(48)	—	27	64	2	(52)	—	14
Amount	$766	$77	$(534)	$—	$309	$703	$19	$(575)	$—	$147
Class R3
Shares	191	41	(133)	—	99	521	10	(368)	—	163
Amount	$2,126	$460	$(1,484)	$—	$1,102	$5,683	$104	$(4,055)	$—	$1,732
Class R4
Shares	84	59	(414)	—	(271)	659	19	(654)	—	24
Amount	$943	$651	$(4,596)	$—	$(3,002)	$7,230	$205	$(7,253)	$—	$182
Class R5
Shares	25	18	(95)	—	(52)	53	7	(138)	—	(78)
Amount	$277	$194	$(1,057)	$—	$(586)	$581	$79	$(1,517)	$—	$(857)
Total
Shares	2,674	1,126	(3,825)	—	(25)	5,487	316	(6,743)	—	(940)
Amount	$29,709	$12,388	$(42,502)	$—	$(405)	$60,162	$3,387	$(74,083)	$—	$(10,534)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	81	$903
For the Year Ended October 31, 2012	61	$676

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

17

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

18

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19

The Hartford Conservative Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six–Month Period Ended April 30, 2013 (Unaudited) (E)
A	$11.35	$0.09	$0.28	$0.37	$(0.32)	$(0.23)	$–	$(0.55)	$11.17
B	11.33	0.05	0.27	0.32	(0.27)	(0.23)	–	(0.50)	11.15
C	11.32	0.05	0.27	0.32	(0.28)	(0.23)	–	(0.51)	11.13
I	11.34	0.09	0.29	0.38	(0.33)	(0.23)	–	(0.56)	11.16
R3	11.37	0.06	0.29	0.35	(0.30)	(0.23)	–	(0.53)	11.19
R4	11.33	0.09	0.27	0.36	(0.31)	(0.23)	–	(0.54)	11.15
R5	11.36	0.11	0.26	0.37	(0.33)	(0.23)	–	(0.56)	11.17

For the Year Ended October 31, 2012
A	10.71	0.12	0.68	0.80	(0.16)	–	–	(0.16)	11.35
B	10.71	0.03	0.68	0.71	(0.09)	–	–	(0.09)	11.33
C	10.70	0.04	0.68	0.72	(0.10)	–	–	(0.10)	11.32
I	10.69	0.16	0.67	0.83	(0.18)	–	–	(0.18)	11.34
R3	10.74	0.08	0.68	0.76	(0.13)	–	–	(0.13)	11.37
R4	10.69	0.11	0.69	0.80	(0.16)	–	–	(0.16)	11.33
R5	10.71	0.15	0.68	0.83	(0.18)	–	–	(0.18)	11.36

For the Year Ended October 31, 2011
A	10.55	0.21	0.22	0.43	(0.27)	–	–	(0.27)	10.71
B	10.55	0.13	0.21	0.34	(0.18)	–	–	(0.18)	10.71
C	10.54	0.13	0.22	0.35	(0.19)	–	–	(0.19)	10.70
I	10.54	0.23	0.22	0.45	(0.30)	–	–	(0.30)	10.69
R3	10.59	0.18	0.21	0.39	(0.24)	–	–	(0.24)	10.74
R4	10.54	0.21	0.20	0.41	(0.26)	–	–	(0.26)	10.69
R5	10.55	0.23	0.23	0.46	(0.30)	–	–	(0.30)	10.71

For the Year Ended October 31, 2010
A	9.57	0.23	0.98	1.21	(0.23)	–	–	(0.23)	10.55
B	9.57	0.15	0.97	1.12	(0.14)	–	–	(0.14)	10.55
C	9.56	0.15	0.98	1.13	(0.15)	–	–	(0.15)	10.54
I	9.56	0.28	0.95	1.23	(0.25)	–	–	(0.25)	10.54
R3	9.61	0.18	1.00	1.18	(0.20)	–	–	(0.20)	10.59
R4	9.56	0.22	0.98	1.20	(0.22)	–	–	(0.22)	10.54
R5	9.57	0.25	0.98	1.23	(0.25)	–	–	(0.25)	10.55

For the Year Ended October 31, 2009 (E)
A	8.30	0.25	1.28	1.53	(0.26)	–	–	(0.26)	9.57
B	8.30	0.19	1.27	1.46	(0.19)	–	–	(0.19)	9.57
C	8.29	0.19	1.27	1.46	(0.19)	–	–	(0.19)	9.56
I	8.29	0.26	1.29	1.55	(0.28)	–	–	(0.28)	9.56
R3	8.28	0.17	1.32	1.49	(0.16)	–	–	(0.16)	9.61
R4	8.29	0.25	1.27	1.52	(0.25)	–	–	(0.25)	9.56
R5	8.30	0.26	1.29	1.55	(0.28)	–	–	(0.28)	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	(2.84)	(2.51)	(0.42)	(0.40)	–	(0.82)	8.30
B	11.62	0.24	(2.82)	(2.58)	(0.34)	(0.40)	–	(0.74)	8.30
C	11.62	0.23	(2.81)	(2.58)	(0.35)	(0.40)	–	(0.75)	8.29
I	11.61	0.39	(2.86)	(2.47)	(0.45)	(0.40)	–	(0.85)	8.29
R3	11.61	0.32	(2.86)	(2.54)	(0.39)	(0.40)	–	(0.79)	8.28
R4	11.62	0.34	(2.85)	(2.51)	(0.42)	(0.40)	–	(0.82)	8.29
R5	11.63	0.39	(2.87)	(2.48)	(0.45)	(0.40)	–	(0.85)	8.30

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into the Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

20

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

3.37	%(F)	$167,317	0.57	%(G)	0.57	%(G)	1.59	%(G)	15%
2.90	(F)	14,390	1.39	(G)	1.39	(G)	0.88	(G)	–
2.90	(F)	59,680	1.31	(G)	1.31	(G)	0.84	(G)	–
3.53	(F)	1,766	0.29	(G)	0.29	(G)	1.69	(G)	–
3.19	(F)	10,564	0.92	(G)	0.92	(G)	1.15	(G)	–
3.31	(F)	10,956	0.62	(G)	0.62	(G)	1.65	(G)	–
3.40	(F)	3,538	0.32	(G)	0.32	(G)	2.02	(G)	–

7.55		166,842	0.58		0.58		1.13		83
6.69		17,538	1.39		1.39		0.38		–
6.78		59,053	1.33		1.33		0.37		–
7.89		1,481	0.30		0.30		1.39		–
7.18		9,608	0.93		0.93		0.62		–
7.55		14,196	0.63		0.63		1.00		–
7.86		4,192	0.33		0.33		1.43		–

4.09		163,779	0.58		0.58		1.99		41
3.24		21,454	1.37		1.37		1.20		–
3.32		55,946	1.32		1.32		1.23		–
4.29		1,248	0.30		0.30		2.16		–
3.67		7,324	0.93		0.93		1.48		–
3.95		13,142	0.62		0.62		1.93		–
4.36		4,788	0.32		0.32		2.30		–

12.74		163,353	0.58		0.58		2.26		28
11.83		23,697	1.38		1.38		1.48		–
11.92		53,036	1.33		1.33		1.51		–
13.02		741	0.33		0.33		2.51		–
12.41		3,357	0.94		0.93		1.75		–
12.71		12,932	0.62		0.62		2.19		–
13.02		6,107	0.32		0.32		2.51		–

18.90		134,824	0.62		0.62		3.00		20	(H)
18.01		24,438	1.46		1.38		2.26		–
18.04		46,279	1.39		1.38		2.28		–
19.19		908	0.36		0.36		3.17		–
18.22		680	1.02		1.02		2.06		–
18.89		8,078	0.66		0.66		2.94		–
19.22		4,895	0.36		0.36		3.10		–

(22.99)		107,922	0.57		0.57		3.09		27
(23.55)		20,703	1.40		1.40		2.29		–
(23.57)		40,054	1.33		1.33		2.23		–
(22.73)		418	0.31		0.31		4.43		–
(23.28)		269	0.97		0.97		2.01		–
(23.01)		4,900	0.63		0.63		2.21		–
(22.81)		2,097	0.34		0.34		2.84		–

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

22

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

23

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued))

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.70	$2.89	$1,000.00	$1,021.96	$2.87	0.57%	181	365
Class B	$1,000.00	$1,029.00	$7.01	$1,000.00	$1,017.88	$6.97	1.39	181	365
Class C	$1,000.00	$1,029.00	$6.61	$1,000.00	$1,018.27	$6.58	1.31	181	365
Class I	$1,000.00	$1,035.30	$1.44	$1,000.00	$1,023.38	$1.43	0.29	181	365
Class R3	$1,000.00	$1,031.90	$4.65	$1,000.00	$1,020.22	$4.62	0.92	181	365
Class R4	$1,000.00	$1,033.10	$3.12	$1,000.00	$1,021.73	$3.10	0.62	181	365
Class R5	$1,000.00	$1,034.00	$1.61	$1,000.00	$1,023.22	$1.60	0.32	181	365

25

The Hartford Conservative Allocation Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Conservative Allocation Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

26

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

27

The Hartford Conservative Allocation Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

28

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-CAL13 4/13 113967 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD DISCIPLINED EQUITY FUND 2013 Semi Annual Report

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Disciplined Equity Fund inception 04/30/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary form what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Disciplined Equity A#	14.52%	16.04%	5.21%	7.29%
Disciplined Equity A##		9.65%	4.03%	6.68%
Disciplined Equity B#	14.04%	15.14%	4.50%	6.75%*
Disciplined Equity B##		10.14%	4.17%	6.75%*
Disciplined Equity C#	14.13%	15.23%	4.41%	6.51%
Disciplined Equity C##		14.23%	4.41%	6.51%
Disciplined Equity R3#	14.41%	15.89%	5.01%	7.35%
Disciplined Equity R4#	14.57%	16.21%	5.27%	7.53%
Disciplined Equity R5#	14.76%	16.54%	5.63%	7.76%
Disciplined Equity Y#	14.80%	16.58%	5.69%	7.81%
S&P 500 Index	14.41%	16.88%	5.20%	7.88%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Disciplined Equity Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Disciplined Equity Class A	1.35%	1.44%
Disciplined Equity Class B	2.10%	2.50%
Disciplined Equity Class C	2.09%	2.09%
Disciplined Equity Class R3	1.50%	1.70%
Disciplined Equity Class R4	1.20%	1.31%
Disciplined Equity Class R5	0.90%	1.01%
Disciplined Equity Class Y	0.85%	0.85%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Mammen Chally, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 14.52%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 14.41% for the same period. The Fund also outperformed the 13.98% average return in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

The Fund’s favorable stock selection in the Consumer Staples, Industrials, and Consumer Discretionary sectors contributed to relative performance. This was partially offset by weak stock selection in the Information Technology, Materials, and Telecommunication Services sectors. Overall sector allocation, a result of the bottom up stock selection process, contributed modestly to relative returns during the period in part due to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care. The Fund’s modest cash position also detracted from relative performance in an upward-trending market.

The top contributors to relative performance were Gilead Sciences (Health Care), Abercrombie & Fitch (Consumer Discretionary), and Walgreen (Consumer Staples). Shares of Gilead Sciences, a biopharmaceutical company, moved steadily higher alongside positive news flows, including news that the firm's hepatitis C single tablet regimen had passed its first hurdle. Shares of youth-market focused retailer Abercrombie & Fitch outperformed after the company raised fiscal year 2012 earnings guidance. Shares of drugstore operator Walgreen performed well as the market became increasingly comfortable that the company’s core retail operations have turned the corner and its strategic relationship with Alliance Boots continues to bear fruit. The market was also supportive of the company’s new strategic relationship and long-term supply agreement with distributor AmerisourceBergen. In addition, the Fund’s position in Time Warner (Consumer Discretionary) was a top contributor to absolute performance (i.e. total return).

The top detractors from relative performance were Teradata (Information Technology), Newmont Mining (Materials), and Newfield Exploration (Energy). Shares of Teradata, a provider of analytic data and business applications, underperformed after the company posted weaker-than-expected revenue and issued guidance below analysts’ estimates. Shares of Newmont Mining, a gold and copper exploration and

3

The Hartford Disciplined Equity Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

production company, fell as investors feared that rising costs, primarily higher costs to extract gold, will continue to cause the company’s incremental returns to be challenged. Shares of Newfield Exploration, a diversified oil and gas exploration and production company, fell after the company reported fourth quarter earnings below expectations on lower oil and gas volume. In addition, our position in Apple (Information Technology) was a top detractor to absolute performance.

What is the outlook?

We believe the medium-term growth prospects in the U.S. are favorable. The consumer is expected to be resilient this year, helped by improving net worth from rising house and equity market prices as well as steady job gains. The key drivers of U.S. growth are expected to be capital spending and the housing and automotive sectors over the course of the next year. We believe capital investment spending should finally rise as capacity utilization levels normalize, while vehicle sales and new home constructions, despite their strong recent advance, still have a lot of pent-up demand behind them. An improving economy and healing labor market notwithstanding, we believe the U.S. Federal Reserve Board (Fed) is unlikely to abandon its quantitative easing program any time soon.

We focus on stock selection as the key driver of returns and we use proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of stocks we believe are attractive. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Health Care, Industrials, and Consumer Staples sectors, and most underweight Financials, Energy, and Telecommunication Services relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	3.9%
Capital Goods (Industrials)	7.1
Commercial and Professional Services (Industrials)	2.5
Consumer Durables and Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	6.1
Energy (Energy)	9.0
Food and Staples Retailing (Consumer Staples)	4.3
Food, Beverage and Tobacco (Consumer Staples)	6.8
Health Care Equipment and Services (Health Care)	4.0
Insurance (Financials)	4.0
Materials (Materials)	2.6
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	13.9
Retailing (Consumer Discretionary)	6.2
Software and Services (Information Technology)	12.6
Technology Hardware and Equipment (Information Technology)	4.6
Telecommunication Services (Services)	1.7
Transportation (Industrials)	0.6
Utilities (Utilities)	3.7
Short-Term Investments	0.3
Other Assets and Liabilities	0.6
Total	100.0%

4

The Hartford Disciplined Equity Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Banks - 3.9%
24	PNC Financial Services Group, Inc.	$1,653
58	Wells Fargo & Co.	2,192
22	Zions Bancorporation	547
		4,392
	Capital Goods - 7.1%
19	AMETEK, Inc.	774
13	Boeing Co.	1,164
12	Dover Corp.	835
16	Eaton Corp. plc	957
13	Illinois Tool Works, Inc.	826
6	Parker-Hannifin Corp.	536
7	TransDigm Group, Inc.	1,009
21	United Technologies Corp.	1,954
		8,055
	Commercial and Professional Services - 2.5%
18	Equifax, Inc. ●	1,075
16	Towers Watson & Co.	1,184
9	Verisk Analytics, Inc. ●	573
		2,832
	Consumer Durables and Apparel - 1.1%
10	PVH Corp.	1,211

	Consumer Services - 1.7%
19	McDonald's Corp.	1,966

	Diversified Financials - 6.1%
13	Ameriprise Financial, Inc.	994
4	BlackRock, Inc.	1,103
38	Citigroup, Inc.	1,788
44	JP Morgan Chase & Co.	2,139
36	Morgan Stanley	795
		6,819
	Energy - 9.0%
17	Anadarko Petroleum Corp.	1,455
31	Chesapeake Energy Corp.	613
22	Chevron Corp.	2,624
28	Cobalt International Energy, Inc. ●Θ	778
22	Exxon Mobil Corp.	1,916
19	Halliburton Co.	804
11	National Oilwell Varco, Inc.	702
22	Newfield Exploration Co. ●	478
13	Phillips 66	764
		10,134
	Food and Staples Retailing - 4.3%
13	Costco Wholesale Corp.	1,434
31	CVS Caremark Corp.	1,780
34	Walgreen Co.	1,667
		4,881
	Food, Beverage and Tobacco - 6.8%
36	Altria Group, Inc.	1,298
17	Constellation Brands, Inc. Class A ●Θ	827
16	Hillshire (The) Brands Co.	563
14	Lorillard, Inc.	596
20	Monster Beverage Corp. ●Θ	1,118
13	PepsiCo, Inc.	1,034
23	Philip Morris International, Inc.	2,245
		7,681
	Health Care Equipment and Services - 4.0%
14	Covidien plc	911
12	McKesson Corp.	1,221
25	UnitedHealth Group, Inc. Θ	1,520
11	Zimmer Holdings, Inc.	839
		4,491
	Insurance - 4.0%
11	ACE Ltd.	968
30	American International Group, Inc. ●	1,251
23	Aon plc	1,414
14	Prudential Financial, Inc.	819
		4,452
	Materials - 2.6%
18	Crown Holdings, Inc. ●	779
34	Dow Chemical Co.	1,136
12	Newmont Mining Corp.	400
4	Sherwin-Williams Co.	650
		2,965
	Media - 2.7%
33	Time Warner, Inc.	1,964
17	Viacom, Inc. Class B	1,080
		3,044
	Pharmaceuticals, Biotechnology and Life Sciences - 13.9%
13	Actavis, Inc. ●	1,339
14	Agilent Technologies, Inc.	575
14	Amgen, Inc.	1,429
6	Biogen Idec, Inc. ●	1,222
16	Cubist Pharmaceuticals, Inc. ●	731
31	Eli Lilly & Co.	1,734
34	Forest Laboratories, Inc. ●	1,277
41	Gilead Sciences, Inc. ●	2,062
58	Merck & Co., Inc.	2,738
44	Pfizer, Inc.	1,266
3	Regeneron Pharmaceuticals, Inc. ●	607
13	Salix Pharmaceuticals Ltd. ●	658
		15,638
	Retailing - 6.2%
6	Amazon.com, Inc. ●	1,448
27	Dollar Tree, Inc. ●	1,304
44	Lowe's Co., Inc.	1,683
16	Ross Stores, Inc.	1,078
29	TJX Cos., Inc.	1,427
		6,940
	Software and Services - 12.6%
22	Accenture plc	1,806
22	Automatic Data Processing, Inc.	1,512
10	Cognizant Technology Solutions Corp. ●	662
18	eBay, Inc. ●	931
53	Genpact Ltd.	984
2	Google, Inc. ●	1,897
20	Intuit, Inc.	1,222
2	Mastercard, Inc.	1,067
17	Microsoft Corp.	569
61	Oracle Corp.	1,998
13	Teradata Corp. ●	646
20	VeriSign, Inc. ●	908
		14,202
	Technology Hardware and Equipment - 4.6%
5	Apple, Inc.	2,046

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.1% - (continued)
	Technology Hardware and Equipment - 4.6% - (continued)
77	Cisco Systems, Inc.		$1,602
41	EMC Corp. ●		915
11	Qualcomm, Inc.		667
			5,230
	Telecommunication Services - 1.7%
50	AT&T, Inc.		1,889

	Transportation - 0.6%
27	Hertz Global Holdings, Inc. ●Θ		640

	Utilities - 3.7%
24	American Electric Power Co., Inc.		1,215
10	NextEra Energy, Inc.		860
10	Pinnacle West Capital Corp.		591
48	Xcel Energy, Inc.		1,522
			4,188
	Total common stocks
	(cost $87,084)		$111,650

	Total long-term investments
	(cost $87,084)		$111,650

SHORT-TERM INVESTMENTS - 0.3%
Repurchase Agreements - 0.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 5/01/2013 in the amount of $12, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $12)
$12	0.17%, 4/30/2013		$12
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $32, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$33)
32	0.15%, 4/30/2013		32
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $62, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $63)
62	0.15%, 4/30/2013		62
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $86, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $87)
85	0.14%, 4/30/2013		85
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $15, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $16)
15	0.17%, 4/30/2013		15
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $52, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $53)
52	0.14%, 4/30/2013		52
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $37, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $37)
37	0.17%, 4/30/2013		37
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 3.88%, 2018, value of $1)
1	0.13%, 4/30/2013		1
			296
	Total short-term investments
	(cost $296)		$296

	Total investments
	(cost $87,380) ▲	99.4%	$111,946
	Other assets and liabilities	0.6%	666
	Total net assets	100.0%	$112,612

The accompanying notes are an integral part of these financial statements.

6

The Hartford Disciplined Equity Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $87,591 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,573
Unrealized Depreciation	(1,218)
Net Unrealized Appreciation	$24,355

●	Non-income producing.

Θ	At April 30, 2013, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Cobalt International Energy, Inc. Option	Equity	$32.50	05/18/2013	39	$–	$1	$1
Constellation Brands, Inc. Option	Equity	$52.50	05/18/2013	24	–	1	1
Hertz Global Holdings, Inc. Option	Equity	$26.00	05/18/2013	46	1	2	1
Monster Beverage Corp. Option	Equity	$60.00	05/18/2013	19	2	2	–
UnitedHealth Group, Inc. Option	Equity	$65.00	05/18/2013	17	–	1	1
					$3	$7	$4

* The number of contracts does not omit 000's.  Number of contracts shown in  U.S. dollars unless otherwise noted.

Written Put Option Contracts Outstanding at April 30, 2013

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Amazon.com, Inc. Option	Equity	$235.00	05/18/2013	4	$1	$2	$1
American International Group, Inc. Option	Equity	$36.00	05/18/2013	28	–	1	1
Anadarko Petroleum Corp. Option	Equity	$72.50	05/18/2013	12	–	1	1
Apple, Inc. Option	Equity	$370.00	05/18/2013	2	–	2	2
Chesapeake Energy Corp. Option	Equity	$19.00	05/18/2013	49	2	3	1
Cognizant Technology Solutions Corp. Option	Equity	$70.00	05/18/2013	14	9	1	(8)
Monster Beverage Corp. Option	Equity	$40.00	05/18/2013	22	–	1	1
Parker-Hannifin Corp. Option	Equity	$80.00	05/18/2013	12	–	1	1
Phillips 66 Option	Equity	$55.00	05/18/2013	18	1	2	1
					$13	$14	$1

* The number of contracts does not omit 000's.  Number of contracts shown in U.S. dollars unless otherwise noted.

Cash of $516 was pledged as collateral for open written put option contracts at April 30, 2013.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$111,650	$111,650	$–	$–
Short-Term Investments	296	–	296	–
Total	$111,946	$111,650	$296	$–
Written Options *	13	13	–	–
Total	$13	$13	$–	$–
Liabilities:
Written Options *	8	8	–	–
Total	$8	$8	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $87,380)	$111,946
Cash	517	*
Receivables:
Investment securities sold	663
Fund shares sold	113
Dividends and interest	81
Other assets	77
Total assets	113,397
Liabilities:
Payables:
Investment securities purchased	666
Fund shares redeemed	38
Investment management fees	14
Administrative fees	—
Distribution fees	6
Accrued expenses	45
Written options (proceeds $21)	16
Total liabilities	785
Net assets	$112,612
Summary of Net Assets:
Capital stock and paid-in-capital	$115,709
Undistributed net investment income	185
Accumulated net realized loss	(27,853)
Unrealized appreciation of investments	24,571
Net assets	$112,612

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.52/$17.48
Shares outstanding	5,633
Net assets	$93,060
Class B: Net asset value per share	$15.60
Shares outstanding	171
Net assets	$2,664
Class C: Net asset value per share	$15.54
Shares outstanding	862
Net assets	$13,391
Class R3: Net asset value per share	$16.86
Shares outstanding	17
Net assets	$282
Class R4: Net asset value per share	$16.89
Shares outstanding	77
Net assets	$1,303
Class R5: Net asset value per share	$17.02
Shares outstanding	10
Net assets	$170
Class Y: Net asset value per share	$17.07
Shares outstanding	102
Net assets	$1,742

*	Cash of $516 was designated to cover open put options written at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1,113
Interest	1
Total investment income	1,114

Expenses:
Investment management fees	391
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	126
Class B	9
Class C	13
Class R3	—
Class R4	—
Class R5	—
Distribution fees
Class A	108
Class B	13
Class C	61
Class R3	1
Class R4	1
Custodian fees	3
Accounting services fees	8
Registration and filing fees	33
Board of Directors' fees	2
Audit fees	6
Other expenses	16
Total expenses (before waivers and fees paid indirectly)	791
Expense waivers	(34)
Transfer agent fee waivers	(4)
Commission recapture	—
Total waivers and fees paid indirectly	(38)
Total expenses, net	753
Net Investment Income	361
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	3,080
Net realized gain on futures	41
Net realized gain on written options	23
Net Realized Gain on Investments and Other Financial Instruments	3,144
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	10,727
Net unrealized depreciation of written options	(1)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	10,726
Net Gain on Investments and Other Financial Instruments	13,870
Net Increase in Net Assets Resulting from Operations	$14,231

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$361	$1,104
Net realized gain on investments and other financial instruments	3,144	23,248
Net unrealized appreciation (depreciation) of investments and other financial instruments	10,726	(7,562)
Net Increase in Net Assets Resulting from Operations	14,231	16,790
Distributions to Shareholders:
From net investment income
Class A	(851)	(200)
Class B	(4)	—
Class C	(39)	—
Class R3	(2)	(1)
Class R4	(2)	—
Class R5	(2)	(1)
Class Y	(20)	(598)
Total distributions	(920)	(800)
Capital Share Transactions:
Class A	(1,514)	(7,859)
Class B	(446)	(1,708)
Class C	(125)	(848)
Class R3	44	17
Class R4	1,081	13
Class R5	7	10
Class Y	(68)	(73,727)
Net decrease from capital share transactions	(1,021)	(84,102)
Net Increase (Decrease) in Net Assets	12,290	(68,112)
Net Assets:
Beginning of period	100,322	168,434
End of period	$112,612	$100,322
Undistributed (distribution in excess of) net investment income (loss)	$185	$744

The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

14

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of April 30, 2013, the Fund had no outstanding futures contracts.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of April 30, 2013. The Fund, as shown on the Schedule of Investments, had outstanding written options contracts as of April 30, 2013. Transactions involving written options contracts during the six-month period ended April 30, 2013, are summarized below:

16

Options Contract Activity During the Six-Month Period Ended April 30, 2013:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	102	$5
Written	599	31
Expired	(218)	(16)
Closed	(199)	(7)
Exercised	(139)	(6)
End of Period	145	$7

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	98	$7
Written	644	39
Expired	(440)	(23)
Closed	(141)	(9)
Exercised	—	—
End of Period	161	$14

* The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Written options, market value	$—	$—	$—	$16	$—	$—	$16
Total	$—	$—	$—	$16	$—	$—	$16

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$41	$—	$—	$41
Net realized gain on written options	—	—	—	23	—	—	23
Total	$—	$—	$—	$64	$—	$—	$64

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of written options	$—	$—	$—	$(1)	$—	$—	$(1)
Total	$—	$—	$—	$(1)	$—	$—	$(1)

17

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$800	$291

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$744
Accumulated Capital Losses *	(30,786)
Unrealized Appreciation †	13,634
Total Accumulated Deficit	$(16,408)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(163)
Accumulated Net Realized Gain (Loss)	163

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$30,786
Total	$30,786

During the year ended October 31, 2012, the Fund utilized $23,129 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the

19

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

20

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.35%
Class B	2.10
Class C	2.06
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $89 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any

21

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	47%
Class R4	12
Class R5	90
Class Y	9

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$18,247
Sales Proceeds Excluding U.S. Government Obligations	19,795

22

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	362	56	(517)	—	(99)	747	16	(1,331)	—	(568)
Amount	$5,550	$840	$(7,904)	$—	$(1,514)	$10,145	$196	$(18,200)	$—	$(7,859)
Class B
Shares	12	—	(43)	—	(31)	35	—	(166)	—	(131)
Amount	$171	$4	$(621)	$—	$(446)	$464	$—	$(2,172)	$—	$(1,708)
Class C
Shares	79	2	(91)	—	(10)	189	—	(249)	—	(60)
Amount	$1,136	$36	$(1,297)	$—	$(125)	$2,359	$—	$(3,207)	$—	$(848)
Class R3
Shares	3	—	—	—	3	4	—	(3)	—	1
Amount	$45	$2	$(3)	$—	$44	$50	$1	$(34)	$—	$17
Class R4
Shares	73	—	(7)	—	66	1	—	—	—	1
Amount	$1,196	$2	$(117)	$—	$1,081	$13	$—	$—	$—	$13
Class R5
Shares	—	—	—	—	—	1	—	—	—	1
Amount	$5	$2	$—	$—	$7	$11	$1	$(2)	$—	$10
Class Y
Shares	16	1	(21)	—	(4)	1,434	46	(6,853)	—	(5,373)
Amount	$248	$20	$(336)	$—	$(68)	$19,671	$598	$(93,996)	$—	$(73,727)
Total
Shares	545	59	(679)	—	(75)	2,411	62	(8,602)	—	(6,129)
Amount	$8,351	$906	$(10,278)	$—	$(1,021)	$32,713	$796	$(117,611)	$—	$(84,102)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	21	$322
For the Year Ended October 31, 2012	56	$785

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford Disciplined Equity Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

24

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25

The Hartford Disciplined Equity Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$14.57	$0.06	$2.04	$2.10	$(0.15)	$–	$–	$(0.15)	$16.52
B	13.70	–	1.92	1.92	(0.02)	–	–	(0.02)	15.60
C	13.66	0.01	1.92	1.93	(0.05)	–	–	(0.05)	15.54
R3	14.86	0.05	2.08	2.13	(0.13)	–	–	(0.13)	16.86
R4	14.91	0.04	2.11	2.15	(0.17)	–	–	(0.17)	16.89
R5	15.04	0.10	2.10	2.20	(0.22)	–	–	(0.22)	17.02
Y	15.05	0.10	2.11	2.21	(0.19)	–	–	(0.19)	17.07

For the Year Ended October 31, 2012 (E)
A	12.77	0.09	1.74	1.83	(0.03)	–	–	(0.03)	14.57
B	12.07	(0.01)	1.64	1.63	–	–	–	–	13.70
C	12.03	(0.01)	1.64	1.63	–	–	–	–	13.66
R3	13.05	0.08	1.77	1.85	(0.04)	–	–	(0.04)	14.86
R4	13.07	0.12	1.78	1.90	(0.06)	–	–	(0.06)	14.91
R5	13.18	0.16	1.79	1.95	(0.09)	–	–	(0.09)	15.04
Y	13.20	0.15	1.80	1.95	(0.10)	–	–	(0.10)	15.05

For the Year Ended October 31, 2011 (E)
A	11.90	0.07	0.82	0.89	(0.02)	–	–	(0.02)	12.77
B	11.32	(0.03)	0.79	0.76	(0.01)	–	–	(0.01)	12.07
C	11.28	(0.03)	0.79	0.76	(0.01)	–	–	(0.01)	12.03
R3	12.18	0.04	0.85	0.89	(0.02)	–	–	(0.02)	13.05
R4	12.16	0.08	0.86	0.94	(0.03)	–	–	(0.03)	13.07
R5	12.24	0.13	0.84	0.97	(0.03)	–	–	(0.03)	13.18
Y	12.25	0.13	0.85	0.98	(0.03)	–	–	(0.03)	13.20

For the Year Ended October 31, 2010 (E)
A	10.44	0.08	1.58	1.66	(0.20)	–	–	(0.20)	11.90
B	9.89	–	1.50	1.50	(0.07)	–	–	(0.07)	11.32
C	9.84	–	1.49	1.49	(0.05)	–	–	(0.05)	11.28
R3	10.71	0.05	1.63	1.68	(0.21)	–	–	(0.21)	12.18
R4	10.68	0.09	1.61	1.70	(0.22)	–	–	(0.22)	12.16
R5	10.75	0.12	1.65	1.77	(0.28)	–	–	(0.28)	12.24
Y	10.76	0.14	1.64	1.78	(0.29)	–	–	(0.29)	12.25

For the Year Ended October 31, 2009 (E)
A	9.31	0.12	1.06	1.18	(0.05)	–	–	(0.05)	10.44
B	8.80	0.08	1.01	1.09	–	–	–	–	9.89
C	8.80	0.04	1.00	1.04	–	–	–	–	9.84
R3	9.56	0.09	1.11	1.20	(0.05)	–	–	(0.05)	10.71
R4	9.60	0.10	1.09	1.19	(0.11)	–	–	(0.11)	10.68
R5	9.62	0.14	1.10	1.24	(0.11)	–	–	(0.11)	10.75
Y	9.64	0.15	1.09	1.24	(0.12)	–	–	(0.12)	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	(5.63)	(5.58)	(0.02)	–	–	(0.02)	9.31
B	14.16	(0.05)	(5.31)	(5.36)	–	–	–	–	8.80
C	14.17	(0.06)	(5.31)	(5.37)	–	–	–	–	8.80
R3	15.33	0.01	(5.78)	(5.77)	–	–	–	–	9.56
R4	15.37	0.06	(5.79)	(5.73)	(0.04)	–	–	(0.04)	9.60
R5	15.41	0.10	(5.81)	(5.71)	(0.08)	–	–	(0.08)	9.62
Y	15.43	0.12	(5.81)	(5.69)	(0.10)	–	–	(0.10)	9.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

14.52	%(F)	$93,060	1.42	%(G)	1.35	%(G)	0.79	%(G)	18%
14.04	(F)	2,664	2.51	(G)	2.10	(G)	0.06	(G)	–
14.13	(F)	13,391	2.09	(G)	2.06	(G)	0.08	(G)	–
14.41	(F)	282	1.69	(G)	1.50	(G)	0.60	(G)	–
14.57	(F)	1,303	1.29	(G)	1.20	(G)	0.53	(G)	–
14.76	(F)	170	1.01	(G)	0.90	(G)	1.22	(G)	–
14.80	(F)	1,742	0.88	(G)	0.85	(G)	1.30	(G)	–

14.39		83,534	1.44		1.35		0.69		46
13.50		2,761	2.50		2.10		(0.08)		–
13.55		11,913	2.09		2.09		(0.06)		–
14.22		209	1.70		1.50		0.53		–
14.57		167	1.31		1.20		0.85		–
14.93		144	1.01		0.90		1.14		–
14.90		1,594	0.85		0.85		1.04		–

7.50		80,470	1.44		1.35		0.51		56
6.69		4,020	2.42		2.10		(0.21)		–
6.72		11,221	2.10		2.09		(0.23)		–
7.30		165	1.65		1.50		0.34		–
7.70		134	1.28		1.20		0.64		–
7.94		117	0.96		0.90		0.96		–
8.03		72,307	0.86		0.85		0.98		–

16.00		81,949	1.47		1.35		0.71		41
15.18		5,770	2.46		2.10		(0.04)		–
15.18		11,519	2.12		2.10		(0.04)		–
15.77		113	1.66		1.55		0.47		–
16.01		105	1.25		1.23		0.82		–
16.55		105	0.95		0.92		1.09		–
16.63		45,376	0.85		0.85		1.21		–

12.82		85,080	1.58		1.17		1.27		59
12.39		8,165	2.65		1.60		0.86		–
11.82		12,025	2.22		2.03		0.41		–
12.65		20	2.04		1.38		0.98		–
12.65		55	1.29		1.29		1.09		–
13.12		8	0.95		0.95		1.47		–
13.13		62,100	0.86		0.86		1.57		–

(37.46)		92,476	1.44		1.40		0.36		69
(37.85)		11,931	2.39		1.95		(0.18)		–
(37.90)		13,691	2.13		2.13		(0.36)		–
(37.64)		11	1.87		1.65		0.12		–
(37.37)		8	1.28		1.28		0.48		–
(37.23)		7	0.99		0.99		0.77		–
(37.09)		67,966	0.89		0.89		0.88		–

27

The Hartford Disciplined Equity Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

28

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

29

The Hartford Disciplined Equity Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Disciplined Equity Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,145.20	$7.19	$1,000.00	$1,018.09	$6.77	1.35%	181	365
Class B	$1,000.00	$1,140.40	$11.16	$1,000.00	$1,014.36	$10.51	2.10	181	365
Class C	$1,000.00	$1,141.30	$10.94	$1,000.00	$1,014.58	$10.29	2.06	181	365
Class R3	$1,000.00	$1,144.10	$7.99	$1,000.00	$1,017.34	$7.51	1.50	181	365
Class R4	$1,000.00	$1,145.70	$6.39	$1,000.00	$1,018.83	$6.02	1.20	181	365
Class R5	$1,000.00	$1,147.60	$4.80	$1,000.00	$1,020.32	$4.52	0.90	181	365
Class Y	$1,000.00	$1,148.00	$4.53	$1,000.00	$1,020.57	$4.27	0.85	181	365

31

The Hartford Disciplined Equity Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Disciplined Equity Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

32

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

The Hartford Disciplined Equity Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

34

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-DE13 4/13 113968 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD DIVERSIFIED INTERNATIONAL FUND 2013 Semi Annual Report

The Hartford Diversified International Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Diversified International Fund inception 06/30/2008

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/08 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Diversified International A#	13.83%	13.83%	-0.53%
Diversified International A##		7.57%	-1.69%
Diversified International B#	13.40%	12.99%	-1.24%
Diversified International B##		7.99%	-1.64%
Diversified International C#	13.50%	12.96%	-1.25%
Diversified International C##		11.96%	-1.25%
Diversified International I#	13.95%	14.23%	-0.15%
Diversified International R3#	13.76%	13.62%	-0.76%
Diversified International R4#	13.91%	13.91%	-0.48%
Diversified International R5#	14.07%	14.20%	-0.21%
Diversified International Y#	13.98%	14.25%	-0.14%
MSCI All Country World ex USA Index	13.03%	14.69%	1.03%

†	Not Annualized
▲	Inception: 06/30/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Diversified International Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Diversified International Class A	1.45%	2.11%
Diversified International Class B	2.20%	2.80%
Diversified International Class C	2.20%	2.83%
Diversified International Class I	1.20%	1.69%
Diversified International Class R3	1.65%	2.39%
Diversified International Class R4	1.35%	2.08%
Diversified International Class R5	1.05%	1.77%
Diversified International Class Y	1.00%	1.67%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Kent M. Stahl, CFA	Jean-Marc Berteaux	Theodore B.P. Jayne, CFA
Senior Vice President and Associate Director of Global Industry Research	Senior Vice President and Director of Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Diversified International Fund returned 13.83%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the MSCI All Country World ex U.S. Index, which returned 13.03% for the same period. The Fund outperformed the 12.03% average return in the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Investors’ enthusiasm for stocks was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, the market responded favorably to the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Eight out of ten sectors within the MSCI All Country World ex-USA Index posted positive returns for the period. The Health Care (+21.0%), Consumer Discretionary (+20.5%), and Financials (+19.3%) sectors posted the largest gains while the Materials (-4.2%), Energy (-0.3%), and Utilities (+9.1%) sectors lagged on a relative basis.

Security selection was the primary driver of relative outperformance versus the benchmark during the period. Stock selection was strongest within Industrials, Materials, and Information Technology. This was partially offset by weaker selection in the Consumer Staples, Health Care, and Consumer Discretionary sectors. Overall, sector allocation also contributed to benchmark-relative returns. The benefit of being underweight (i.e. the Fund’s sector position was less than the benchmark position) the lagging Materials and Energy sectors and overweight the Consumer Discretionary sector were partially offset by negative consequences of an underweight to both the Financials and Consumer Staples sectors. A modest cash position also detracted in a rising market.

Top contributors to absolute (i.e. total return) and benchmark relative performance during the period included Methanex (Materials), MUFG (Financials), and Shionogi & Co (Health Care). Shares of Methanex, a Canada-based supplier of methanol, benefited from higher forecasts for the price of methanol and improved supply and demand dynamics. Shares of MUFG, a Japan-based bank, rose after the company posted strong quarterly results driven by depreciation in the yen and strong results from Japanese stocks, which boosted the value of their equity portfolio. Shares of Shionogi & Co, a Japan-based pharmaceutical company, gained after the U.S. Food and Drug Administration (FDA) granted a priority review designation to the company's drug to treat the HIV infection.

3

The Hartford Diversified International Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

The largest detractors from relative performance were Fresnillo (Materials), AuRico (Materials), and Toyota Motor (Consumer Discretionary). Shares of Fresnillo, a Mexican-based silver and gold mining company, fell during the period as investors were concerned about the downward pressure on gold prices; additionally analyst downgrades negatively impacted the stock price. Shares of AuRico, a Canada-based gold producer, dropped because of challenges with assets in Mexico and leadership changes. The stock of Toyota Motor, a Japan-based auto company, rose sharply due to yen depreciation. Our underweight position in this benchmark component during the period hurt benchmark-relative performance. Mando (Consumer Discretionary) also detracted from absolute performance.

What is the outlook?

The Fund comprises multiple specialized portfolios, each of which is run independently of the others. Collectively, these strategies offer a diverse set of exposures to non-U.S. stocks across industries, regions, and market caps.

The Fund ended the period most overweight the Industrials, Consumer Discretionary, and Information Technology sectors and most underweight the Financials, Energy, and Consumer Staples sectors relative to its benchmark. On a regional basis, the Fund was most overweight Europe ex the UK and most underweight Asia Pacific ex Japan, primarily Australia.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	4.3%
Banks (Financials)	9.2
Capital Goods (Industrials)	9.1
Commercial and Professional Services (Industrials)	2.4
Consumer Durables and Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	1.5
Diversified Financials (Financials)	1.6
Energy (Energy)	6.7
Food and Staples Retailing (Consumer Staples)	1.7
Food, Beverage and Tobacco (Consumer Staples)	6.0
Health Care Equipment and Services (Health Care)	1.6
Household and Personal Products (Consumer Staples)	0.6
Insurance (Financials)	5.2
Materials (Materials)	7.4
Media (Consumer Discretionary)	1.0
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.9
Real Estate (Financials)	3.3
Retailing (Consumer Discretionary)	3.2
Semiconductors and Semiconductor Equipment (Information Technology)	4.2
Software and Services (Information Technology)	3.1
Technology Hardware and Equipment (Information Technology)	2.3
Telecommunication Services (Services)	4.4
Transportation (Industrials)	3.7
Utilities (Utilities)	2.2
Short-Term Investments	3.5
Other Assets and Liabilities	0.6
Total	100.0%

4

The Hartford Diversified International Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.7%
	Australia - 1.7%
16	Aquarius Platinum Ltd.	$10
3	Bank of Queensland Ltd.	30
4	Brambles Ltd.	32
2	Caltex Australia Ltd.	48
5	Domino's Pizza Enterprises Ltd.	65
4	Energy Resources of Australia Ltd. ●	4
6	Karoon Gas Australia Ltd. ●	25
2	Myer Holdings Ltd.	6
4	Seek Ltd.	41
8	Tox Free Solutions Ltd.	28
3	Transurban Group	23
2	Westfield Group REIT	29
9	Whitehaven Coal Ltd.	17
2	Woolworths Ltd.	90
1	WorleyParsons Ltd.	32
		480
	Austria - 0.2%
1	Erste Group Bank AG	29
2	Fleetwood Corp., Ltd	19
1	Zumbotel AG	15
		63
	Belgium - 1.9%
2	Ageas	83
8	Agfa Gevaert N.V. ●☼	15
2	Anheuser-Busch InBev N.V.	224
—	Delhaize-Le Lion S.A.	21
1	Nyrstar N.V. - Strip VVPR ⌂●†	—
3	UCB S.A. ●	196
		539
	Brazil - 2.9%
3	Banco ABC Brasil S.A.	23
5	Banco do Estado do Rio Grande do Sul S.A.	38
17	Banco Santander Brasil S.A.	127
2	BR Malls Participacoes S.A. ●	27
9	BR Properties S.A.	95
9	Brasil Insurance Participacoes e Administracao S.A.	98
3	CCR S.A.	31
—	Cia de Bebidas das Americas ADR	8
1	Cia de Saneamento Basico do Estado de Sao Paulo ADR	19
2	Cia. Hering	36
2	Cosan Ltd.	38
3	GOL Linhas Aereas Inteligentes S.A. ADR ●	19
3	HRT Participacoes em Petroleo S.A. ●	6
4	Hypermarcas S.A. ●	29
4	Itau Unibanco Banco Multiplo S.A. ADR	62
2	Kroton Educacional S.A.	29
1	Mills Estruturas e Servicos de Engenharia S.A.	24
5	Petroleo Brasileiro S.A. ADR	95
1	Totvs S.A.	21
		825
	Canada - 2.9%
4	AuRico Gold, Inc.	23
2	Barrick Gold Corp.	33
2	CGI Group, Inc. Class A ●	57
4	Continental Gold Ltd. ●	17
2	EcoSynthetix, Inc. ●	5
1	EnCana Corp.	22
3	Imperial Oil Ltd. ‡	134
6	Methanex Corp.	265
1	Northern Dynasty Minerals Ltd. ●	3
1	Pacific Rubiales Energy Corp.	18
2	Painted Pony Petroleum Ltd. ●	15
10	Rubicon Minerals Corp. ●	17
20	Torex Gold Resources, Inc. ●	28
1	Tourmaline Oil Corp. ●	36
10	Trican Well Service Ltd.	134
3	Uranium Participation Corp. ●	13
		820
	Chile - 0.1%
1	S.A.C.I. Falabella	16

	China - 2.4%
—	Baidu, Inc. ADR ●	19
50	China Construction Bank	42
30	China Pacific Insurance Co., Ltd.	109
25	China Shanshui Cement Group	14
1	Ctrip.com International Ltd. ADR ●	20
23	Dongfeng Motor Group Co., Ltd.	34
10	First Tractor Co.	7
1	Giant Interactive Group, Inc. ADR ●	11
17	Golden Eagle Retail Group Ltd.	30
162	Greatview Aseptic Packaging Co., Ltd.	97
139	Maoye International Holdings	30
1	NetEase, Inc. ADR	69
1	New Oriental Education & Technology Group, Inc. ADR	22
22	New World Department Store China	11
2	Pactera Technology International Ltd. ●	8
65	Sinotrans Ltd.	14
3	Sinovac Biotech Ltd. ●	10
1	Sohu.com, Inc. ●	32
5	Stella International Holdings Ltd.	13
2	WuXi PharmaTech Cayman, Inc. ●	42
21	Zhuzhou CSR Times Electric	58
		692
	Colombia - 0.4%
5	Almacenes Exito S.A.	80
3	Cemex Latam Holdings S.A. ●	21
		101
	Denmark - 1.0%
9	DSV A/S	226
2	H. Lundbeck A/S	48
—	Jyske Bank A/S ●	17
		291
	Finland - 0.5%
1	Kone Oyj Class B	51
6	Outotec Oyj	87
		138
	France - 7.3%
—	Air Liquide	9
—	Alten Ltd.	14
6	AXA S.A.	103
5	BNP Paribas	265
—	Bureau Veritas S.A.	40
1	Capital Gemini S.A.	58

The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.7% - (continued)
	France - 7.3% - (continued)
2	Carrefour S.A.	$67
—	Christian Dior	48
1	Cie Generale d'Optique Essilor International S.A.	75
—	Ciments Francais S.A.	12
5	Club Mediterranee S.A. ●	93
1	Compagnie De Saint-Gobain	37
—	Dassault Systemes S.A.	34
—	Devoteam S.A. ●	5
3	Edenred	103
2	France Telecom S.A.	17
4	GDF Suez	90
1	GFI Informatique S.A.	6
1	Groupe Steria SCA	15
1	Lafarge S.A. ☼	51
1	Lagardere S.C.A.	28
2	Legrand S.A.	74
—	LVMH Moet Hennessy Louis Vuitton S.A. ☼	72
1	Metropole Television S.A.	19
1	Pernod-Ricard S.A.	73
3	Peugeot S.A.	25
—	Pinault-Printemps-Redoute S.A.	21
—	Renault S.A.	34
1	Rexel S.A.	20
—	S.p.A.Group S.A.	8
2	Safran S.A.	123
1	Sanofi-Aventis S.A.	107
1	Schneider Electric S.A.	87
1	Societe Generale Class A	28
1	Thales S.A.	32
1	Total S.A.	69
—	Vallourec S.A.	20
1	Vinci S.A.	39
1	Vivendi S.A.	19
—	Zodiac Aerospace	38
		2,078
	Germany - 5.0%
1	Adidas AG	55
—	Allianz SE	31
1	BASF SE	96
1	Bayerische Motoren Werke (BMW) AG	63
—	Bertrandt AG	17
1	Brenntag AG	207
—	Continental AG ●	30
1	Deutsche Bank AG	38
1	Deutsche Lufthansa AG	14
2	Deutsche Post AG	50
3	E.On SE	61
1	Elmos Semiconductor AG	8
1	ElringKlinger AG	17
—	Gerresheimer AG	22
1	GSW Immobilien AG	27
—	HeidelbergCement AG	32
—	Hugo Boss AG	33
11	Infineon Technologies AG	90
1	MTU Aero Engines Holdings AG	48
1	NORMA Group	21
—	Pfeiffer Vacuum Technology AG	22
—	Rational AG	12
3	Rhoen-Klinikum AG	62
—	RWE AG	17
—	Salzgitter AG	15
2	SAP AG	194
1	Siemens AG	81
2	Tom Tailor Holding AG	52
		1,415
	Hong Kong - 5.4%
16	AAC Technologies Holdings, Inc.	76
57	AIA Group Ltd.	254
56	AMVIG Holdings Ltd.	21
5	ASM Pacific Technology Ltd.	46
48	Baoxin Automotive Group Ltd. ●	41
31	Cathay Pacific Airways Ltd.	55
5	Cheung Kong Infrastructure Holdings Ltd.	36
80	China High Precision Automation Group Ltd. ⌂†	10
36	China Liansu Group Holdings Ltd.	21
49	China Overseas Grand Oceans Group Ltd.	78
48	China State Construction International Holdings Ltd.	70
19	China Unicom Ltd.	27
9	Clear Media Ltd.	6
10	Dah Chong Hong Holdings Ltd.	9
3	Dah Sing Financial Group	15
110	Guangdong Investment Ltd.	107
139	Huabao International Holdings Ltd.	64
56	Intime Department Store Group Co., Ltd.	67
5	Lifestyle International	11
10	Link (The) REIT	55
11	MGM China Holdings Ltd.	25
66	Oriental Watch Holdings Ltd.	22
9	Samsonite International S.A.	23
13	Shanghai Industrial Holdings Ltd.	41
33	SmarTones Telecommunications Holding Ltd.	59
5	Sun Hung Kai Properties Ltd.	69
28	Techtronic Industries Co., Ltd.	66
48	Vinda International Holdings Ltd.	63
8	Wynn Macau Ltd. ●	25
47	Xingda International Holdings	18
10	Yingde Gases	10
22	Zhongsheng Group Holdings Ltd.	31
		1,521
	India - 1.4%
5	Allahabad Bank Ltd.	13
1	Axis Bank Ltd.	41
7	Bharti Infratel Ltd.	24
9	Bharti Televentures	53
2	Canara Bank Ltd.	13
2	Corp. Bank	12
1	Grasim Industries Ltd.	30
3	Jammu & Kashmir Bank Ltd.	63
20	Manappuram Finance Ltd.	7
2	Maruti Suzuki India Ltd.	58
1	Oil India Ltd.	11
4	Reliance Industries Ltd.	59
—	United Spirits Ltd.	6
		390

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.7% - (continued)
	Indonesia - 1.4%
396	Bumi Serpong Damai PT	$70
44	Matahari Department Store Tbk ●	55
241	Perusahaan Perkebunan London Sumatra Indonesia Tbk	38
120	PT Bank Negara Indonesia Tbk	67
13	PT Gudang Garam Tbk	67
110	PT XL Axiata Tbk ●	57
29	Semen Indonesia	54
		408
	Ireland - 0.9%
9	AER Lingus Group plc	16
1	CRH plc	25
6	Elan Corp. plc ADR ●	74
4	Experian plc	65
2	Grafton Group plc	15
3	Smurfit Kappa Group plc	49
		244
	Israel - 1.0%
54	Bezeq Israeli Telecommunication Corp., Ltd.	79
1	Check Point Software Technologies Ltd. ADR ●	23
1	EZchip Semiconductor Ltd. ●	21
1	Orbotech Ltd. ●	14
4	Teva Pharmaceutical Industries Ltd. ADR	144
		281
	Italy - 1.2%
1	Ansaldo STS S.p.A.	11
1	Banca Generali S.p.A.	17
1	Banca Popolare dell'Emilia Tomagna Scrl	9
1	Brunello Cucinelli S.p.A. ●	14
1	Buzzi Unicem S.p.A.	17
—	DiaSorin S.p.A.	12
1	Eni S.p.A.	29
2	Finmeccanica S.p.A.	12
5	Geox S.p.A.	14
13	Intesa Sanpaolo	24
2	Italcementi S.p.A.	12
3	Salvatore Ferragamo Italia S.p.A.	95
6	Saras S.p.A.	8
10	Unicredit S.p.A.	51
3	Unione di Banche Italiane ScpA	11
		336
	Japan - 17.8%
1	AEON Delight Co., Ltd.	12
—	AEON Mall Co., Ltd.	10
1	Aizawa Securities Co., Ltd.	6
1	Alfresa Holdings Corp.	30
—	Alpha Systems, Inc.	4
2	Alpine Electronics, Inc.	15
2	Amada Co., Ltd.	13
2	Anritsu Corp.	22
1	Askul Corp.	16
4	Bridgestone Corp.	160
1	Canon, Inc.	25
1	Cawachi Ltd.	14
1	Chubu Steel Plate Co., Ltd.	5
—	CyberAgent, Inc.	55
10	Daiichi Sankyo Co., Ltd.	198
3	Dainippon Screen Manufacturing Co., Ltd.	15
1	Don Quijote Co.	41
1	Doshisha Co., Ltd.	13
1	DTS Corp.	12
4	Eighteenth (The) Bank Ltd.	10
6	Eisai Co., Ltd.	286
—	En-Japan, Inc.	7
2	Exedy Corp.	48
2	Fuji Machine Manufacturing Co.	16
—	Fuji Media Holdings, Inc.	43
1	Fuji Photo Film Co., Ltd.	30
1	Fujimi, Inc.	13
6	Fujitsu Ltd.	25
1	Funai Electric Co., Ltd.	17
2	Futaba Corp.	21
1	Gendai Agency, Inc.	6
3	Higashi-Nippon Bank Ltd.	8
1	Hisaka Works Ltd.	9
1	Hitachi Chemical Co., Ltd.	22
1	Hitachi High-Technologies Co.	28
6	Hitachi Ltd.	38
3	Hitachi Metals Ltd.	26
1	Honda Motor Co., Ltd.	38
1	Honeys Co., Ltd.	15
2	Hosiden Corp.	13
—	Inpex Corp.	24
16	Isuzu Motors Ltd.	108
5	Itochu Corp.	67
1	Japan Digital Laboratory Co., Ltd.	15
1	Japan Petroleum Exploration Co., Ltd.	28
3	Japan Tobacco, Inc. ☼	112
2	JSR Corp.	51
23	JX Holdings, Inc.	124
2	Kakaku.com, Inc.	42
1	Keihin Corp.	21
2	Kinden Corp.	15
1	Kirin Brewery Co., Ltd.	24
1	Komatsu Ltd.	14
1	K's Holdings Corp.	36
—	Kyocera Corp.	12
—	M3, Inc.	45
1	Medipal Holdings Corp.	14
2	Mimasu Semiconductor Industry Co., Ltd.	15
1	Miraial Co., Ltd.	12
1	Mitsubishi Corp.	16
1	Mitsubishi Electric Corp.	13
5	Mitsubishi Gas Chemical Co.	40
45	Mitsubishi UFJ Financial Group, Inc.	303
12	Mitsubishi UFJ Lease & Finance Co., Ltd.	69
24	Mitsui Chemicals, Inc. ☼	55
4	Mitsui Fudosan Co., Ltd.	129
2	Mitsumi Electric Co., Ltd.	13
1	mixi, Inc.	19
3	Net One Systems Co., Ltd.	28
1	NEXT Co., Ltd.	8
—	Nintendo Co., Ltd.	22
3	Nippon Shokubai Co., Ltd.	26
1	Nippon Telegraph & Telephone Corp.	25
2	Nishimatsuya Chain Co., Ltd.	15
12	Nissan Motor Co., Ltd.	125

The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.7% - (continued)
	Japan - 17.8% - (continued)
1	Nok Corp.	$20
2	Nomura Holdings, Inc.	16
1	NSD Co., Ltd.	11
3	Oita Bank Ltd.	12
1	Olympus Corp.	28
1	Ono Pharmaceutical Co., Ltd.	43
—	Pal Co., Ltd.	15
—	Point, Inc.	9
1	Pola Orbis Holdings, Inc.	25
1	Proto Corp.	12
1	Rakuten, Inc.	11
1	Rohm Co., Ltd.	25
1	Roland Corp.	11
1	Sankyo Co., Ltd.	23
—	Sega Sammy Holdings, Inc.	12
—	Septeni Holdings Co., Ltd.	3
2	Seven & I Holdings Co., Ltd.	80
—	Shin-Etsu Chemical Co., Ltd.	7
3	Shin-Etsu Polymer Co., Ltd.	12
3	Shinkawa Ltd.	18
3	Shinko Electric Industries Co., Ltd.	28
9	Shionogi & Co., Ltd.	232
34	Showa Denko K.K.	55
—	Simplex Holdings, Inc.	13
—	SMC Corp. of America	48
2	SoftBank Corp.	115
1	Stanley Electric Co., Ltd.	27
1	Sugi Holdings Co., Ltd.	54
1	Sumisho Computer Systems Corp. ☼	12
3	Sumitomo Mitsui Financial Group, Inc.	132
—	Suzuken Co., Ltd.	12
5	T&D Holdings, Inc.	57
1	Tachi-S Co., Ltd.	12
23	Taiheyo Cement Corp.	60
1	TDK Corp. ☼	19
2	THK Co., Ltd.	39
2	Tochigi (The) Bank Ltd.	8
1	Tokai Rika Co., Ltd.	14
2	Tokai Rubber Industries Ltd.	17
6	Tokio Marine Holdings, Inc. ☼	180
1	Tokyo Electron Ltd.	41
7	Tokyo Gas Co., Ltd.	41
1	Tokyo Ohka Kogyo Co., Ltd.	20
1	Tokyo Seimitsu Co., Ltd.	22
4	Toshiba Corp.	23
1	Toyota Boshoku Corp.	11
2	Toyota Motor Corp.	134
—	Tri-Stage, Inc.	3
2	Ushio, Inc.	17
—	Wacom Co., Ltd.	28
1	XEBIO Co., Ltd.	17
—	Yahoo Japan Corp.	13
2	Yamanashi (The) Chuo Bank Ltd.	9
1	Yamato Kogyo Co.	41
1	Zuken, Inc.	6
		5,023
	Jersey - 0.2%
9	Glencore Xstrata plc	44
—	Randgold Resources Ltd. ADR	5
		49
	Luxembourg - 0.2%
4	ArcelorMittal ADR	46

	Malaysia - 1.4%
225	AirAsia Berhad	217
17	AMMB Holdings Berhad	37
35	Axiata Group Berhad	78
31	Malaysia Airports Holdings BHD	60
		392
	Mexico - 1.5%
11	Alfa S.A.B. de C.V.	25
15	Alsea S.A.B. de C.V. ●	45
5	Banregio Grupo Financiero S.A. ●	28
4	Cemex S.A.B. de C.V. ADR ●	49
5	Concentradora Fibra Hotelera	10
13	Empresas ICA, S.A.B. de C.V. ●	34
10	Fibra Uno Administracion S.A. REIT	38
—	Fomento Economico Mexicano S.A.B. de C.V. ADR	46
5	Grupo Financiero Banorte S.A.B. de C.V.	38
10	Infraestructura Energetica Nova, SAB de C.V. ●	36
14	Macquarie Mexico Real Estate Management S.A. de C.V. REIT ●	34
11	OHL Mexico S.A.B. de C.V. ●	32
		415
	Netherlands - 2.6%
8	AerCap Holdings N.V. ●	134
1	Akzo Nobel N.V.	46
3	ASML Holding N.V.	194
2	Delta Lloyd N.V.	37
1	European Aeronautic Defence & Space Co. N.V.	27
1	Heineken N.V.	97
8	ING Groep N.V. ●	65
1	Koninklijke Philips Electronics N.V.	32
2	NXP Semiconductors N.V. ●	54
—	Unilever N.V.	14
2	USG People N.V.	17
1	Wolters Kluwer N.V.	21
		738
	Norway - 1.2%
1	Kongsberg Gruppen ASA	10
4	Storebrand ASA	18
14	Telenor ASA	315
		343
	Panama - 0.9%
2	Copa Holdings S.A. Class A	266

	Papua New Guinea - 0.3%
2	New Britain Palm Oil Ltd.	10
8	Oil Search Ltd.	65
		75
	Peru - 0.2%
8	Alicorp S.A.	31
—	Credicorp Ltd.	27
		58

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.7% - (continued)
	Philippines - 0.7%
31	BDO Unibank, Inc.	$68
210	Robinsons Land Corp.	131
		199
	Poland - 0.2%
2	Alior Bank S.A. ●	39
1	Warsaw Stock Exchange	7
		46
	Portugal - 0.9%
64	Banco Espirito Santo S.A. ●	74
5	Galp Energia SGPS S.A.	81
1	Jeronimo Martins	26
13	Portugal Telecom SGPS S.A.	68
		249
	Singapore - 0.7%
30	Biosensors International Group Ltd. ●	29
16	Fortune REIT	15
1	Jardine Cycle & Carriage Ltd.	24
16	Oversea-Chinese Banking Corp., Ltd.	141
		209
	South Africa - 0.8%
8	Discovery Ltd.	74
18	Life Healthcare Group Holdings Pte Ltd.	77
1	Naspers Ltd.	51
7	Raubex Group Ltd.	14
		216
	South Korea - 3.7%
1	Daum Communications Corp.	78
—	Doosan Corp.	48
1	GS Holdings Corp.	68
4	Hana Financial Holdings	123
—	Hyundai Department Store Co., Ltd.	11
1	Hyundai Development Co.	19
1	Hyundai Home Shopping Network Corp.	76
1	Hyundai Motor Co., Ltd.	128
1	KB Financial Group, Inc.	18
1	Mando Corp.	39
—	Samsung Electronics Co., Ltd.	329
3	Shinhan Financial Group Co., Ltd.	87
—	SK Telecom Co., Ltd.	17
		1,041
	Spain - 1.4%
3	Almirall S.A.	36
16	Banco Popular Espanol	13
10	Iberdrola S.A.	54
—	Industria de Diseno Textil S.A.	29
6	Repsol S.A. ●	137
8	Telefonica S.A. ●	122
		391
	Sweden - 2.5%
3	Alfa Laval Ab	73
4	Assa Abloy Ab	143
3	Atlas Copco Ab	91
1	Avanza Bank Holding Ab	13
1	Axis Communications Ab	30
4	Electrolux Ab Series B	107
1	Hennes & Mauritz Ab	28
5	Nordea Bank Ab	58
4	Skf Ab Class B	89
1	Swedish Match Ab	45
3	Telefonaktiebolaget LM Ericsson Class B	34
		711
	Switzerland - 4.5%
1	Adecco S.A.	71
—	Belimon Holding AG	16
2	Cie Financiere Richemont	128
—	Geberit AG ☼	17
—	Holcim Ltd.	30
—	Inficon Holdings AG	11
1	Julius Baer Group Ltd. ☼	52
—	Kuehne & Nagel International AG	12
—	Lindt & Spruengli AG	12
2	Micronas Semiconductor Holding AG	12
3	Nestle S.A.	208
1	Novartis AG	48
—	Partners Group	20
1	Roche Holding AG	219
—	SGS S.A.	36
—	Swatch Group AG	44
3	Swiss Re Ltd.	213
—	Tecan Group AG	23
5	UBS AG	90
		1,262
	Taiwan - 1.0%
17	Chroma Ate, Inc.	36
29	Taiwan Semiconductor Manufacturing Co., Ltd.	108
4	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	80
1	TPK Holding Co., Ltd.	12
40	WPG Holdings Co., Ltd.	49
		285
	Thailand - 1.2%
237	Asian Property Development Public Co., Ltd.	76
6	Bangkok Bank plc	43
53	Bank of Ayudhya plc	59
36	PTT Chemical Public Co., Ltd.	91
19	Total Access Communication Public Co., Ltd.	74
		343
	Turkey - 0.0%
1	Turkcell Iletisim Hizmetleri A.S. ADR ●	13

	United Kingdom - 13.0%
2	Aberdeen Asset Management plc	15
8	Amlin plc	53
4	Arm Holdings plc	62
1	AstraZeneca plc	58
3	AstraZeneca plc ADR	160
4	Babcock International Group plc	64
8	BAE Systems plc	45
12	Barclays Bank plc ADR	53
15	BG Group plc	245
1	BHP Billiton plc	34
38	BP plc	278
6	British American Tobacco plc	334
4	Burberry Group plc	85
8	Capita plc	113
1	Catlin Group Ltd.	11
4	Compass Group plc	53

The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.7% - (continued)
	United Kingdom - 13.0% - (continued)
5	Countrywide plc ●	$33
1	Croda International plc	30
5	Diageo Capital plc	149
11	Direct Line Insurance Group plc	35
—	easyJet plc	3
1	Ensco plc	35
4	Fresnillo plc	65
2	Halma plc	18
3	Hammerson plc REIT	27
10	Hays plc	14
5	Home Retail Group	11
9	HSBC Holdings plc	103
4	Imperial Tobacco Group plc	161
2	International Consolidated Airlines Group S.A. ●	7
1	Intertek Group plc	30
1	Jardine Lloyd Thompson Group plc	20
4	Luxfer Holdings plc	69
12	Marks & Spencer Group plc	74
3	Mothercare plc	14
6	NMC Health plc ●	31
9	Old Mutual plc	29
6	Ophilr Energy plc ●	39
5	Persimmon plc	83
4	Prudential plc	62
1	Reckitt Benckiser Group plc	62
2	Redrow plc ●	8
1	Renishaw plc	17
3	Rexam plc	25
3	Rio Tinto plc	129
5	Rolls-Royce Holdings plc	84
—	Rotork plc	7
3	Severn Trent plc	94
8	SIG plc	21
3	Smith & Nephew plc	30
1	Spectris plc	42
1	Spirax-Sarco Engineering plc	36
6	Standard Chartered plc	150
18	Taylor Wimpey plc	26
7	Tesco plc	37
9	Thomas Cook Group plc	17
1	Victrex plc	17
24	Vodafone Group plc	72
		3,679
	United States - 0.2%
1	Home Inns & Hotels Management, Inc. ●	22
1	SouFun Holdings Ltd.	34
		56
	Total common stocks
	(cost $23,260)	$26,743

PREFERRED STOCKS - 0.5%
	Brazil - 0.3%
5	Cia Paranaense de Energie	$80

	Germany - 0.2%
1	ProSieben Sat.1 Media AG	21
—	Volkswagen AG N.V.	44
		65
	Total preferred stocks
	(cost $135)	$145

WARRANTS - 0.0%
	Russia - 0.0%
4	Micex AP Generis Warrant ■☼	$5

	Total warrants
	(cost $5)	$5

EXCHANGE TRADED FUNDS - 0.7%
	United States - 0.7%
4	iShares MSCI ACWI Index Fund	$191

	Total exchange traded funds
	(cost $184)	$191

	Total long-term investments
	(cost $23,584)	$27,084

SHORT-TERM INVESTMENTS - 3.5%
	Repurchase Agreements - 3.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $40, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $40)
$40	0.17%, 4/30/2013	$40
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $108, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$110)
108	0.15%, 4/30/2013	108
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $207, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $211)
207	0.15%, 4/30/2013	207
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $288, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $294)
288	0.14%, 4/30/2013	288

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.5% - (continued)
	Repurchase Agreements - 3.5% - (continued)
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $52, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $53)
$52	0.17%, 4/30/2013		$52
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $175, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $179)
175	0.14%, 4/30/2013		175
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $123, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $126)
123	0.17%, 4/30/2013		123
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $2, collateralized by U.S. Treasury Note 3.88%, 2018, value of $2)
2	0.13%, 4/30/2013		2
			995
	Total short-term investments
	(cost $995)		$995

	Total investments
	(cost $24,579) ▲	99.4%	$28,079
	Other assets and liabilities	0.6%	175
	Total net assets	100.0%	$28,254

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $25,166 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,314
Unrealized Depreciation	(1,401)
Net Unrealized Appreciation	$2,913

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $10, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $5, which rounds to zero percent of total net assets.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2011 - 10/2011	80	China High Precision Automation Group Ltd.	$31
03/2011	1	Nyrstar N.V. - Strip VVPR	–

At April 30, 2013, the aggregate value of these securities was $10, which rounds to zero percent of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $73 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Sell	05/02/2013	JPM	$6	$6	$–
CHF	Buy	05/02/2013	DEUT	3	3	–
CHF	Sell	05/06/2013	DEUT	3	3	–
CHF	Sell	05/03/2013	NAB	1	1	–
EUR	Buy	05/02/2013	BCLY	–	–	–
EUR	Buy	05/03/2013	JPM	49	49	–
EUR	Buy	05/06/2013	JPM	3	3	–
EUR	Sell	05/02/2013	BCLY	21	22	(1)
EUR	Sell	05/03/2013	BCLY	2	2	–
GBP	Buy	05/01/2013	DEUT	28	28	–
GBP	Buy	05/02/2013	DEUT	3	3	–
GBP	Sell	05/03/2013	BCLY	6	6	–
GBP	Sell	05/01/2013	DEUT	10	10	–
GBP	Sell	05/02/2013	DEUT	1	1	–
HKD	Buy	05/03/2013	BCLY	11	11	–
JPY	Buy	05/07/2013	CSFB	2	2	–
JPY	Buy	05/01/2013	HSBC	17	17	–
JPY	Buy	05/02/2013	SSG	19	19	–
JPY	Sell	06/14/2013	BCLY	44	43	1
JPY	Sell	05/07/2013	CSFB	5	5	–
JPY	Sell	05/17/2013	DEUT	40	38	2
JPY	Sell	06/24/2013	DEUT	72	58	14
JPY	Sell	07/01/2013	DEUT	146	137	9
JPY	Sell	07/17/2013	DEUT	58	58	–
JPY	Sell	07/01/2013	MSC	18	17	1
JPY	Sell	05/02/2013	SSG	2	2	–
						$26

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
SSG	State Street Global Markets LLC

The accompanying notes are an integral part of these financial statements.

12

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Currency Abbreviations:
AUD	Australian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Index Abbreviations:
ACWI	All Country World

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$480	$65	$387	$28
Austria	63	19	44	–
Belgium	539	15	524	–
Brazil	825	825	–	–
Canada	820	820	–	–
Chile	16	16	–	–
China	692	244	448	–
Colombia	101	101	–	–
Denmark	291	48	243	–
Finland	138	–	138	–
France	2,078	39	2,039	–
Germany	1,415	–	1,415	–
Hong Kong	1,521	–	1,511	10
India	390	93	297	–
Indonesia	408	112	296	–
Ireland	244	90	154	–
Israel	281	202	79	–
Italy	336	–	336	–
Japan	5,023	3	5,020	–
Jersey	49	5	44	–
Luxembourg	46	46	–	–
Malaysia	392	97	295	–
Mexico	415	415	–	–
Netherlands	738	188	550	–
Norway	343	10	333	–
Panama	266	266	–	–
Papua New Guinea	75	10	65	–
Peru	58	58	–	–
Philippines	199	131	68	–
Poland	46	–	46	–
Portugal	249	26	223	–
Singapore	209	15	194	–
South Africa	216	91	125	–
South Korea	1,041	–	1,041	–
Spain	391	–	391	–
Sweden	711	30	681	–
Switzerland	1,262	39	1,223	–
Taiwan	285	80	205	–
Thailand	343	–	343	–
Turkey	13	13	–	–
United Kingdom	3,679	394	3,285	–
United States	56	56	–	–
Total	26,743	4,662	22,043	38
Exchange Traded Funds	191	191	–	–
Preferred Stocks	145	–	145	–
Warrants	5	5	–	–
Short-Term Investments	995	–	995	–
Total	$28,079	$4,858	$23,183	$38
Foreign Currency Contracts*	27	–	27	–
Total	$27	$–	$27	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–

The accompanying notes are an integral part of these financial statements.

14

♦	For the six-month period ended April 30, 2013, investments valued at $124 were transferred from Level 1 to Level 2, and investments valued at $242 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Common Stocks	$12	$—	$—	†	$—	$26	$—	$—	$—	$38
Total	$12	$—	$—		$—	$26	$—	$—	$—	$38

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 rounds to zero.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $24,579)	$28,079
Cash	1
Foreign currency on deposit with custodian (cost $32)	33
Unrealized appreciation on foreign currency contracts	27
Receivables:
Investment securities sold	82
Fund shares sold	22
Dividends and interest	136
Other assets	87
Total assets	28,467
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	168
Fund shares redeemed	21
Investment management fees	4
Administrative fees	—
Distribution fees	1
Accrued expenses	18
Total liabilities	213
Net assets	$28,254
Summary of Net Assets:
Capital stock and paid-in-capital	$28,047
Distributions in excess of net investment loss	(16)
Accumulated net realized loss	(3,303)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,526
Net assets	$28,254

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.29/$9.83
Shares outstanding	1,118
Net assets	$10,388
Class B: Net asset value per share	$9.25
Shares outstanding	140
Net assets	$1,298
Class C: Net asset value per share	$9.23
Shares outstanding	230
Net assets	$2,121
Class I: Net asset value per share	$9.32
Shares outstanding	141
Net assets	$1,316
Class R3: Net asset value per share	$9.30
Shares outstanding	123
Net assets	$1,143
Class R4: Net asset value per share	$9.31
Shares outstanding	114
Net assets	$1,062
Class R5: Net asset value per share	$9.32
Shares outstanding	106
Net assets	$990
Class Y: Net asset value per share	$9.32
Shares outstanding	1,066
Net assets	$9,936

The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$382
Interest	—
Less: Foreign tax withheld	(34)
Total investment income	348

Expenses:
Investment management fees	116
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	8
Class B	1
Class C	1
Class I	—
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	12
Class B	6
Class C	9
Class R3	3
Class R4	1
Custodian fees	14
Accounting services fees	2
Registration and filing fees	40
Board of Directors' fees	1
Audit fees	11
Other expenses	6
Total expenses (before waivers and fees paid indirectly)	233
Expense waivers	(63)
Commission recapture	—
Total waivers and fees paid indirectly	(63)
Total expenses, net	170
Net Investment Income	178
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	635
Net realized gain on foreign currency contracts	43
Net realized loss on other foreign currency transactions	(3)
Net Realized Gain on Investments and Foreign Currency Transactions	675
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,486
Net unrealized appreciation of foreign currency contracts	21
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,505
Net Gain on Investments and Foreign Currency Transactions	3,180
Net Increase in Net Assets Resulting from Operations	$3,358

The accompanying notes are an integral part of these financial statements.

17

The Hartford Diversified International Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$178	$310
Net realized gain (loss) on investments and foreign currency transactions	675	(581)
Net unrealized appreciation of investments and foreign currency transactions	2,505	1,378
Net Increase in Net Assets Resulting from Operations	3,358	1,107
Distributions to Shareholders:
From net investment income
Class A	(158)	(58)
Class B	(13)	—
Class C	(22)	—
Class I	(26)	(11)
Class R3	(17)	(4)
Class R4	(19)	(7)
Class R5	(20)	(9)
Class Y	(202)	(96)
Total distributions	(477)	(185)
Capital Share Transactions:
Class A	957	(53)
Class B	50	(73)
Class C	151	172
Class I	61	137
Class R3	61	35
Class R4	28	29
Class R5	20	9
Class Y	202	96
Net increase from capital share transactions	1,530	352
Net Increase in Net Assets	4,411	1,274
Net Assets:
Beginning of period	23,843	22,569
End of period	$28,254	$23,843
Undistributed (distribution in excess of) net investment income (loss)	$(16)	$283

The accompanying notes are an integral part of these financial statements.

18

The Hartford Diversified International Fund

Notes to Financial Statements

April 30, 2013  (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

19

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

20

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

21

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial

22

account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

23

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$27	$—	$—	$—	$—	$27
Total	$—	$27	$—	$—	$—	$—	$27

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$43	$—	$—	$—	$—	$43
Total	$—	$43	$—	$—	$—	$—	$43

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$21	$—	$—	$—	$—	$21
Total	$—	$21	$—	$—	$—	$—	$21

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

24

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$185	$210

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$347
Accumulated Capital Losses *	(3,450)
Unrealized Appreciation †	429
Total Accumulated Deficit	$(2,674)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$11
Accumulated Net Realized Gain (Loss)	(11)

25

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$417
Long Term Capital Loss Carryforward	46
Total	$463

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$2,987
Total	$2,987

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

26

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

27

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.42%
Class B	2.11
Class C	2.15
Class I	1.04
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $22 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

28

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	38%
Class B	73
Class C	44
Class I	76
Class R3	85
Class R4	92
Class R5	100
Class Y	100

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$10,400
Sales Proceeds Excluding U.S. Government Obligations	9,740

29

The Hartford Diversified International Fund

Notes to Financial Statements – (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	181	18	(91)	—	108	167	8	(184)	—	(9)
Amount	$1,594	$157	$(794)	$—	$957	$1,333	$58	$(1,444)	$—	$(53)
Class B
Shares	6	2	(3)	—	5	6	—	(15)	—	(9)
Amount	$60	$13	$(23)	$—	$50	$42	$—	$(115)	$—	$(73)
Class C
Shares	22	3	(8)	—	17	39	—	(17)	—	22
Amount	$193	$22	$(64)	$—	$151	$303	$—	$(131)	$—	$172
Class I
Shares	12	3	(8)	—	7	18	2	(3)	—	17
Amount	$109	$26	$(74)	$—	$61	$148	$11	$(22)	$—	$137
Class R3
Shares	5	2	—	—	7	4	—	—	—	4
Amount	$45	$17	$(1)	$—	$61	$31	$4	$—	$—	$35
Class R4
Shares	1	2	—	—	3	6	1	(3)	—	4
Amount	$13	$18	$(3)	$—	$28	$45	$7	$(23)	$—	$29
Class R5
Shares	—	2	—	—	2	—	1	—	—	1
Amount	$—	$20	$—	$—	$20	$—	$9	$—	$—	$9
Class Y
Shares	—	24	—	—	24	1	13	(1)	—	13
Amount	$—	$202	$—	$—	$202	$4	$96	$(4)	$—	$96
Total
Shares	227	56	(110)	—	173	241	25	(223)	—	43
Amount	$2,014	$475	$(959)	$—	$1,530	$1,906	$185	$(1,739)	$—	$352

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	2	$16
For the Year Ended October 31, 2012	2	$16

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

30

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

31

The Hartford Diversified International Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$8.31	$0.06	$1.08	$1.14	$(0.16)	$–	$–	$(0.16)	$9.29
B	8.25	0.03	1.07	1.10	(0.10)	–	–	(0.10)	9.25
C	8.23	0.03	1.07	1.10	(0.10)	–	–	(0.10)	9.23
I	8.36	0.07	1.08	1.15	(0.19)	–	–	(0.19)	9.32
R3	8.31	0.05	1.08	1.13	(0.14)	–	–	(0.14)	9.30
R4	8.33	0.06	1.09	1.15	(0.17)	–	–	(0.17)	9.31
R5	8.35	0.07	1.09	1.16	(0.19)	–	–	(0.19)	9.32
Y	8.36	0.07	1.08	1.15	(0.19)	–	–	(0.19)	9.32

For the Year Ended October 31, 2012 (G)
A	7.98	0.10	0.29	0.39	(0.06)	–	–	(0.06)	8.31
B	7.92	0.04	0.29	0.33	–	–	–	–	8.25
C	7.90	0.04	0.29	0.33	–	–	–	–	8.23
I	8.03	0.13	0.29	0.42	(0.09)	–	–	(0.09)	8.36
R3	7.98	0.08	0.29	0.37	(0.04)	–	–	(0.04)	8.31
R4	8.00	0.11	0.28	0.39	(0.06)	–	–	(0.06)	8.33
R5	8.03	0.13	0.28	0.41	(0.09)	–	–	(0.09)	8.35
Y	8.03	0.14	0.28	0.42	(0.09)	–	–	(0.09)	8.36

For the Year Ended October 31, 2011 (G)
A	8.46	0.07	(0.48)	(0.41)	(0.07)	–	–	(0.07)	7.98
B	8.39	0.01	(0.47)	(0.46)	(0.01)	–	–	(0.01)	7.92
C	8.39	0.01	(0.48)	(0.47)	(0.02)	–	–	(0.02)	7.90
I	8.50	0.11	(0.48)	(0.37)	(0.10)	–	–	(0.10)	8.03
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	–	–	(0.05)	7.98
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	–	–	(0.07)	8.00
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	–	–	(0.09)	8.03
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	–	–	(0.10)	8.03

For the Year Ended October 31, 2010 (G)
A	7.35	0.05	1.14	1.19	(0.08)	–	–	(0.08)	8.46
B	7.31	(0.01)	1.13	1.12	(0.04)	–	–	(0.04)	8.39
C	7.31	(0.01)	1.13	1.12	(0.04)	–	–	(0.04)	8.39
I	7.38	0.07	1.15	1.22	(0.10)	–	–	(0.10)	8.50
R3	7.35	0.02	1.15	1.17	(0.06)	–	–	(0.06)	8.46
R4	7.36	0.04	1.16	1.20	(0.08)	–	–	(0.08)	8.48
R5	7.37	0.06	1.15	1.21	(0.09)	–	–	(0.09)	8.49
Y	7.38	0.07	1.15	1.22	(0.10)	–	–	(0.10)	8.50

For the Year Ended October 31, 2009 (G)
A	5.88	0.06	1.43	1.49	(0.02)	–	–	(0.02)	7.35
B	5.87	0.02	1.42	1.44	–	–	–	–	7.31
C	5.87	0.02	1.42	1.44	–	–	–	–	7.31
I	5.89	0.10	1.41	1.51	(0.02)	–	–	(0.02)	7.38
R3	5.87	0.06	1.42	1.48	–	–	–	–	7.35
R4	5.88	0.07	1.42	1.49	(0.01)	–	–	(0.01)	7.36
R5	5.88	0.09	1.42	1.51	(0.02)	–	–	(0.02)	7.37
Y	5.89	0.10	1.42	1.52	(0.03)	–	–	(0.03)	7.38

From June 30, 2008 (commencement of operations), through October 31, 2008
A(H)	10.00	0.01	(4.13)	(4.12)	–	–	–	–	5.88
B(H)	10.00	(0.01)	(4.12)	(4.13)	–	–	–	–	5.87
C(H)	10.00	(0.01)	(4.12)	(4.13)	–	–	–	–	5.87
I(H)	10.00	0.01	(4.12)	(4.11)	–	–	–	–	5.89
R3(H)	10.00	–	(4.13)	(4.13)	–	–	–	–	5.87
R4(H)	10.00	–	(4.12)	(4.12)	–	–	–	–	5.88
R5(H)	10.00	0.01	(4.13)	(4.12)	–	–	–	–	5.88
Y(H)	10.00	0.01	(4.12)	(4.11)	–	–	–	–	5.89

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

13.83	%(E)	$10,388	1.90	%(F)	1.42	%(F)	1.31	%(F)	39%
13.40	(E)	1,298	2.59	(F)	2.11	(F)	0.59	(F)	–
13.50	(E)	2,121	2.63	(F)	2.15	(F)	0.57	(F)	–
13.95	(E)	1,316	1.52	(F)	1.04	(F)	1.65	(F)	–
13.76	(E)	1,143	2.20	(F)	1.65	(F)	1.05	(F)	–
13.91	(E)	1,062	1.89	(F)	1.35	(F)	1.34	(F)	–
14.07	(E)	990	1.58	(F)	1.05	(F)	1.64	(F)	–
13.98	(E)	9,936	1.48	(F)	1.00	(F)	1.69	(F)	–

4.94		8,397	2.11		1.44		1.26		85
4.17		1,111	2.80		2.13		0.57		–
4.18		1,753	2.83		2.16		0.53		–
5.39		1,119	1.69		1.02		1.67		–
4.68		963	2.39		1.65		1.05		–
5.02		924	2.08		1.35		1.34		–
5.23		868	1.77		1.05		1.64		–
5.42		8,708	1.67		1.00		1.69		–

(4.87)		8,137	2.01		1.41		0.84		89
(5.47)		1,141	2.72		2.12		0.14		–
(5.67)		1,513	2.75		2.15		0.13		–
(4.43)		941	1.61		1.01		1.26		–
(5.10)		890	2.31		1.65		0.60		–
(4.87)		859	2.01		1.35		0.91		–
(4.40)		824	1.70		1.05		1.21		–
(4.44)		8,264	1.60		1.00		1.26		–

16.31		8,005	2.29		1.58		0.58		155
15.36		1,177	3.01		2.32		(0.18)		–
15.43		1,452	3.05		2.33		(0.20)		–
16.69		880	1.90		1.21		0.90		–
16.02		906	2.59		1.81		0.30		–
16.38		877	2.29		1.55		0.57		–
16.61		863	1.99		1.28		0.83		–
16.69		8,650	1.89		1.20		0.92		–

25.40		8,740	3.10		1.65		0.99		161
24.53		989	3.80		2.40		0.34		–
24.53		1,127	3.80		2.40		0.36		–
25.84		755	2.70		1.30		1.55		–
25.26		735	3.39		1.90		0.96		–
25.43		745	3.09		1.65		1.20		–
25.81		740	2.80		1.40		1.46		–
25.86		7,408	2.70		1.30		1.55		–

(41.20	)(E)	2,528	2.01	(F)	1.57	(F)	0.26	(F)	67
(41.30	)(E)	591	2.74	(F)	2.31	(F)	(0.48	)(F)	–
(41.30	)(E)	611	2.75	(F)	2.32	(F)	(0.49	)(F)	–
(41.10	)(E)	589	1.74	(F)	1.30	(F)	0.53	(F)	–
(41.30	)(E)	588	2.44	(F)	1.90	(F)	(0.07	)(F)	–
(41.20	)(E)	588	2.14	(F)	1.65	(F)	0.18	(F)	–
(41.20	)(E)	588	1.84	(F)	1.40	(F)	0.43	(F)	–
(41.10	)(E)	5,886	1.74	(F)	1.30	(F)	0.52	(F)	–

33

The Hartford Diversified International Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on June 30, 2008.

34

The Hartford Diversified International Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

35

The Hartford Diversified International Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

36

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Diversified International Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,138.30	$7.53	$1,000.00	$1,017.75	$7.11	1.42%	181	365
Class B	$1,000.00	$1,134.00	$11.19	$1,000.00	$1,014.31	$10.56	2.11	181	365
Class C	$1,000.00	$1,135.00	$11.36	$1,000.00	$1,014.15	$10.72	2.15	181	365
Class I	$1,000.00	$1,139.50	$5.52	$1,000.00	$1,019.64	$5.21	1.04	181	365
Class R3	$1,000.00	$1,137.60	$8.76	$1,000.00	$1,016.60	$8.26	1.65	181	365
Class R4	$1,000.00	$1,139.10	$7.17	$1,000.00	$1,018.09	$6.77	1.35	181	365
Class R5	$1,000.00	$1,140.70	$5.58	$1,000.00	$1,019.58	$5.27	1.05	181	365
Class Y	$1,000.00	$1,139.80	$5.31	$1,000.00	$1,019.83	$5.02	1.00	181	365

38

The Hartford Diversified International Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Diversified International Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

39

The Hartford Diversified International Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

The Hartford Diversified International Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

41

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-DI13 4/13 113969 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND 2013 Semi Annual Report

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Dividend and Growth Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Dividend & Growth A#	14.23%	17.28%	4.80%	8.71%
Dividend & Growth A##		10.83%	3.62%	8.10%
Dividend & Growth B#	13.75%	16.29%	3.90%	8.01%*
Dividend & Growth B##		11.29%	3.56%	8.01%*
Dividend & Growth C#	13.77%	16.40%	4.02%	7.92%
Dividend & Growth C##		15.40%	4.02%	7.92%
Dividend & Growth I#	14.35%	17.57%	5.10%	8.93%
Dividend & Growth R3#	14.05%	16.97%	4.50%	8.68%
Dividend & Growth R4#	14.26%	17.29%	4.84%	8.91%
Dividend & Growth R5#	14.39%	17.65%	5.15%	9.12%
Dividend & Growth Y#	14.44%	17.76%	5.25%	9.19%
Russell 1000 Value Index	16.31%	21.80%	4.17%	8.42%
S&P 500 Index	14.41%	16.88%	5.20%	7.88%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Dividend and Growth Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Dividend & Growth Class A	1.08%	1.08%
Dividend & Growth Class B	1.95%	2.02%
Dividend & Growth Class C	1.82%	1.82%
Dividend & Growth Class I	0.81%	0.81%
Dividend & Growth Class R3	1.35%	1.36%
Dividend & Growth Class R4	1.05%	1.05%
Dividend & Growth Class R5	0.75%	0.75%
Dividend & Growth Class Y	0.65%	0.65%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 14.23%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmarks, the S&P 500 Index, which returned 14.41% and the Russell 1000 Value Index which returned 16.31% for the same period. The Fund outperformed the 13.75% average return in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+14%), mid caps (+19%), and small caps (+17%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the six-month period, all ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+20%), Health Care (+20%), and Financials (+19%). Information Technology (+7%), Energy (+8%), and Materials (+11%) lagged on a relative basis.

The Fund’s underperformance relative to the S&P 500 was primarily due to weak stock selection in the Health Care, Materials, and Energy sectors, which was partially offset by strong stock selection in the Information Technology, Telecommunications Services, and Industrials sectors. Overall sector allocation, a residual of bottom-up stock selection, was modestly positive driven in part by our underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology and our overweight to Health Care. A modest cash position detracted from relative results in an upward-trending market.

The Fund’s top detractors from benchmark-relative performance included Barrick Gold (Materials), Merck (Health Care), and EnCana (Energy). Shares of Barrick Gold, a Canada-based goal exploration and mining company, fell as investors feared that rising costs, primarily higher costs to extract gold, will continue to cause Barrick’s incremental returns to be challenged. Downward pressure on gold prices due to the strong dollar also weighed on the stock. Shares of Merck, a global pharmaceutical company, underperformed after the company announced a delay of Odanacatib (treatment for osteoporosis and bone metastasis). Odanacatib represents

3

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

an important opportunity in Merck’s late stage pipeline. EnCana, a North American energy producer, underperformed after the company reported mixed earnings for the quarter and lowered its 2013 liquids and cash flow guidance. Top absolute detractors also included department store operator JC Penney.

The Fund’s top contributors to benchmark-relative performance during the period were Apple (Information Technology), BlackRock (Financials), and Time Warner (Consumer Discretionary). Shares of Apple, a designer, manufacturer, and retailer of a range of interconnected computing devices and personal electronic products, moved lower after the company missed revenue expectations and issued disappointing earnings guidance. Our underweight position in the stock contributed to relative performance during the period. Shares of BlackRock, an investment management firm, benefited after the company reported better-than-expected fourth quarter revenue and earnings, in part due to strong markets. The firm posted strong organic net cash inflows and announced a 12% hike in its dividend. Time Warner, a U.S.-based media and entertainment company, saw its shares rise after the company posted solid quarterly earnings, boosted its dividend, and authorized a $4 billion share buyback. JPMorgan Chase, a U.S.-based global financial services company, and Pfizer, a global pharmaceutical company, were also top contributors to absolute results (i.e. total return).

What is the outlook?

We believe the medium-term growth prospects in the U.S. are favorable. The consumer is expected to be resilient this year, helped by improving net worth from rising house and equity market prices as well as steady job gains. The key drivers of U.S. growth are expected to be capital spending and the housing and automotive sectors over the course of the next year. We believe capital investment spending should finally rise as capacity utilization levels normalize, while vehicle sales and new home constructions, despite their strong recent advance, still have a lot of pent-up demand behind them. An improving economy and healing labor market notwithstanding, we believe the U.S. Federal Reserve Board is unlikely to abandon its quantitative easing program any time soon.

The economic turn-around in Europe is disappointingly slow, yet, we still predict a modest recovery over the course of the next year. The world economy is slowly but steadily emerging from a post-bubble overhang. Overall, we expect a return of a world economy that is determined by regional macro fundamentals rather than by swings in global risk sentiment.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were to Financials, Health Care, and Utilities, while we remained underweight Information Technology, Consumer Staples, and Consumer Discretionary, relative to the benchmark.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.3%
Banks (Financials)	6.4
Capital Goods (Industrials)	6.7
Commercial and Professional Services (Industrials)	0.3
Diversified Financials (Financials)	7.4
Energy (Energy)	10.6
Food and Staples Retailing (Consumer Staples)	1.5
Food, Beverage and Tobacco (Consumer Staples)	5.1
Health Care Equipment and Services (Health Care)	3.4
Household and Personal Products (Consumer Staples)	1.6
Insurance (Financials)	5.6
Materials (Materials)	1.8
Media (Consumer Discretionary)	6.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.6
Retailing (Consumer Discretionary)	2.5
Semiconductors and Semiconductor Equipment (Information Technology)	2.5
Software and Services (Information Technology)	7.7
Technology Hardware and Equipment (Information Technology)	3.9
Telecommunication Services (Services)	3.1
Transportation (Industrials)	3.3
Utilities (Utilities)	4.4
Short-Term Investments	2.1
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Dividend and Growth Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles and Components - 1.3%
5,535	Ford Motor Co.	$75,888
532	Johnson Controls, Inc.	18,619
		94,507
	Banks - 6.4%
1,869	PNC Financial Services Group, Inc.	126,842
1,272	US Bancorp	42,336
7,421	Wells Fargo & Co.	281,844
		451,022
	Capital Goods - 6.7%
550	Boeing Co.	50,276
782	Deere & Co.	69,864
1,043	Eaton Corp. plc	64,035
4,021	General Electric Co.	89,623
1,222	Honeywell International, Inc.	89,850
1,255	Raytheon Co.	77,057
340	Siemens AG ADR	35,553
		476,258
	Commercial and Professional Services - 0.3%
388	Equifax, Inc. ●	23,767

	Diversified Financials - 7.4%
1,153	Ameriprise Financial, Inc.	85,961
2,732	Bank of America Corp.	33,629
393	BlackRock, Inc.	104,668
1,299	Citigroup, Inc.	60,611
4,260	JP Morgan Chase & Co.	208,765
1,286	Morgan Stanley	28,484
		522,118
	Energy - 10.6%
1,462	Anadarko Petroleum Corp.	123,892
1,442	Baker Hughes, Inc.	65,461
1,747	BP plc ADR	76,182
1,483	Cameco Corp.	28,926
1,254	Chevron Corp.	152,966
1,336	EnCana Corp. ADR	24,656
2,188	Exxon Mobil Corp.	194,721
205	Halliburton Co.	8,764
840	Occidental Petroleum Corp.	74,950
		750,518
	Food and Staples Retailing - 1.5%
1,826	CVS Caremark Corp.	106,220

	Food, Beverage and Tobacco - 5.1%
1,509	General Mills, Inc.	76,072
496	Kraft Foods Group, Inc.	25,554
1,231	PepsiCo, Inc.	101,554
931	Philip Morris International, Inc.	88,952
1,567	Unilever N.V. NY Shares ADR	66,563
		358,695
	Health Care Equipment and Services - 3.4%
1,985	Cardinal Health, Inc.	87,793
2,436	Medtronic, Inc.	113,715
694	UnitedHealth Group, Inc.	41,597
		243,105
	Household and Personal Products - 1.6%
1,513	Procter & Gamble Co.	116,169

	Insurance - 5.6%
1,355	ACE Ltd.	120,753
860	American International Group, Inc. ●	35,624
967	Marsh & McLennan Cos., Inc.	36,737
1,164	MetLife, Inc.	45,391
1,765	Principal Financial Group, Inc.	63,731
1,586	Prudential Financial, Inc.	95,822
		398,058
	Materials - 1.8%
1,545	Barrick Gold Corp.	30,459
2,915	Dow Chemical Co.	98,854
		129,313
	Media - 6.0%
3,180	Comcast Corp. Class A	131,329
783	Omnicom Group, Inc.	46,782
426	Time Warner Cable, Inc.	40,004
1,888	Time Warner, Inc.	112,868
1,521	Walt Disney Co.	95,610
		426,593
	Pharmaceuticals, Biotechnology and Life Sciences - 12.6%
1,535	AstraZeneca plc ADR	79,712
1,352	Bristol-Myers Squibb Co.	53,692
2,210	Eli Lilly & Co.	122,378
2,046	Johnson & Johnson	174,345
4,595	Merck & Co., Inc.	215,987
6,550	Pfizer, Inc.	190,410
1,376	Teva Pharmaceutical Industries Ltd. ADR	52,687
		889,211
	Retailing - 2.5%
2,495	Buck Holdings L.P. ⌂●†	782
2,318	Lowe's Co., Inc.	89,063
1,233	Target Corp.	86,999
		176,844
	Semiconductors and Semiconductor Equipment - 2.5%
3,957	Intel Corp.	94,776
2,252	Texas Instruments, Inc.	81,527
		176,303
	Software and Services - 7.7%
377	Accenture plc	30,682
839	Automatic Data Processing, Inc.	56,520
874	eBay, Inc. ●	45,780
808	IBM Corp.	163,596
4,837	Microsoft Corp.	160,102
1,254	Oracle Corp.	41,104
1,793	Yahoo!, Inc. ●	44,333
		542,117
	Technology Hardware and Equipment - 3.9%
127	Apple, Inc.	56,260
4,903	Cisco Systems, Inc.	102,573
3,978	Corning, Inc.	57,686
2,714	EMC Corp. ●	60,867
		277,386
	Telecommunication Services - 3.1%
4,131	Verizon Communications, Inc.	222,684

	Transportation - 3.3%
1,053	CSX Corp.	25,887
2,452	Delta Air Lines, Inc. ●	42,034
769	FedEx Corp.	72,306
1,049	United Parcel Service, Inc. Class B	90,055
		230,282

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Utilities - 4.4%
1,408	Dominion Resources, Inc.		$86,824
590	Edison International		31,721
1,654	Exelon Corp.		62,049
1,046	NextEra Energy, Inc.		85,800
1,305	Xcel Energy, Inc.		41,485
			307,879
	Total common stocks
	(cost $5,256,395)		$6,919,049

	Total long-term investments
	(cost $5,256,395)		$6,919,049

SHORT-TERM INVESTMENTS - 2.1%
Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,849, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $5,966)
$5,849	0.17%, 4/30/2013		$5,849
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $15,936, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $16,255)
15,936	0.15%, 4/30/2013		15,936
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $30,693, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $31,307)
30,693	0.15%, 4/30/2013		30,693
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $42,630, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $43,482)
42,630	0.14%, 4/30/2013		42,630
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $7,665, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $7,819)
7,665	0.17%, 4/30/2013		7,665
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $25,976, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $26,496)
25,976	0.14%, 4/30/2013		25,976
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $18,263, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $18,628)
18,263	0.17%, 4/30/2013		18,263
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $326, collateralized by U.S. Treasury Note 3.88%, 2018, value of $333)
326	0.13%, 4/30/2013		326
			147,338
	Total short-term investments
	(cost $147,338)		$147,338

	Total investments
	(cost $5,403,733) ▲	99.8%	$7,066,387
	Other assets and liabilities	0.2%	14,720
	Total net assets	100.0%	$7,081,107

 The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $5,440,511 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,720,670
Unrealized Depreciation	(94,794)
Net Unrealized Appreciation	$1,625,876

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $782, which rounds to zero percent of total net assets.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$178

At April 30, 2013, the aggregate value of these securities was $782, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$6,919,049	$6,918,267	$–	$782
Short-Term Investments	147,338	–	147,338	–
Total	$7,066,387	$6,918,267	$147,338	$782

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$2,405	$1,538	$(1,249	)*	$—	$—	$(1,912)	$—	$—	$782
Total	$2,405	$1,538	$(1,249)		$—	$—	$(1,912)	$—	$—	$782

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(1,249).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,403,733)	$7,066,387
Cash	—
Receivables:
Investment securities sold	30,112
Fund shares sold	8,290
Dividends and interest	8,743
Other assets	153
Total assets	7,113,685
Liabilities:
Payables:
Investment securities purchased	23,042
Fund shares redeemed	7,537
Investment management fees	704
Administrative fees	8
Distribution fees	221
Accrued expenses	1,066
Total liabilities	32,578
Net assets	$7,081,107
Summary of Net Assets:
Capital stock and paid-in-capital	$5,271,564
Undistributed net investment income	11,540
Accumulated net realized gain	135,349
Unrealized appreciation of investments	1,662,654
Net assets	$7,081,107

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$23.24/$24.59
Shares outstanding	138,172
Net assets	$3,211,403
Class B: Net asset value per share	$22.87
Shares outstanding	4,572
Net assets	$104,555
Class C: Net asset value per share	$22.75
Shares outstanding	16,507
Net assets	$375,596
Class I: Net asset value per share	$23.16
Shares outstanding	62,056
Net assets	$1,437,484
Class R3: Net asset value per share	$23.43
Shares outstanding	3,429
Net assets	$80,340
Class R4: Net asset value per share	$23.53
Shares outstanding	5,668
Net assets	$133,363
Class R5: Net asset value per share	$23.58
Shares outstanding	6,692
Net assets	$157,810
Class Y: Net asset value per share	$23.59
Shares outstanding	66,991
Net assets	$1,580,556

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$94,465
Interest	118
Less: Foreign tax withheld	(840)
Total investment income	93,743

Expenses:
Investment management fees	20,517
Administrative services fees
Class R3	75
Class R4	93
Class R5	71
Transfer agent fees
Class A	2,508
Class B	195
Class C	270
Class I	1,341
Class R3	3
Class R4	1
Class R5	—
Class Y	15
Distribution fees
Class A	3,749
Class B	523
Class C	1,740
Class R3	186
Class R4	155
Custodian fees	7
Accounting services fees	453
Registration and filing fees	155
Board of Directors' fees	70
Audit fees	31
Other expenses	429
Total expenses (before waivers and fees paid indirectly)	32,587
Expense waivers	—
Transfer agent fee waivers	(40)
Commission recapture	(33)
Total waivers and fees paid indirectly	(73)
Total expenses, net	32,514
Net Investment Income	61,229
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	243,099
Net realized loss on foreign currency contracts	(1)
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	243,098
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	610,432
Net Changes in Unrealized Appreciation of Investments	610,432
Net Gain on Investments	853,530
Net Increase in Net Assets Resulting from Operations	$914,759

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$61,229	$114,584
Net realized gain on investments and foreign currency transactions	243,098	229,925
Net unrealized appreciation of investments	610,432	512,086
Net Increase in Net Assets Resulting from Operations	914,759	856,595
Distributions to Shareholders:
From net investment income
Class A	(25,086)	(49,181)
Class B	(414)	(1,007)
Class C	(1,714)	(3,322)
Class I	(13,008)	(28,293)
Class R3	(516)	(967)
Class R4	(1,038)	(1,768)
Class R5	(1,373)	(2,645)
Class Y	(16,032)	(28,067)
Total from net investment income	(59,181)	(115,250)
From net realized gain on investments
Class A	(48,692)	—
Class B	(1,796)	—
Class C	(5,743)	—
Class I	(22,402)	—
Class R3	(1,187)	—
Class R4	(1,977)	—
Class R5	(2,121)	—
Class Y	(25,685)	—
Total from net realized gain on investments	(109,603)	—
Total distributions	(168,784)	(115,250)
Capital Share Transactions:
Class A	(63,046)	(179,089)
Class B	(15,450)	(42,938)
Class C	(2,760)	(6,975)
Class I	(56,880)	(241,474)
Class R3	(872)	7,611
Class R4	(2,496)	31,185
Class R5	(1,437)	27,213
Class Y	(150,181)	274,983
Net decrease from capital share transactions	(293,122)	(129,484)
Net Increase in Net Assets	452,853	611,861
Net Assets:
Beginning of period	6,628,254	6,016,393
End of period	$7,081,107	$6,628,254
Undistributed (distribution in excess of) net investment income (loss)	$11,540	$9,492

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the

12

fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

14

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price

15

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund held no foreign currency contracts during the period or as of April 30, 2013.

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of

16

equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$115,250	$87,022

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$9,492
Undistributed Long-Term Capital Gain	109,600
Accumulated Capital Losses *	(70,968)
Unrealized Appreciation †	1,015,444
Total Accumulated Earnings	$1,063,568

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(419)
Accumulated Net Realized Gain (Loss)	419

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$51,957
2016	19,011
Total	$70,968

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $120,485 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment

18

Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

19

The Hartford Dividend and Growth Fund

Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.06%
Class B	1.94
Class C	1.80
Class I	0.84
Class R3	1.35
Class R4	1.05
Class R5	0.74
Class Y	0.65

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $3,279 and contingent deferred sales charges of $53 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount

20

paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	14%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$941,307
Sales Proceeds Excluding U.S. Government Obligations	1,352,502

21

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,613	3,533	(12,969)	—	(2,823)	15,470	2,426	(26,864)	—	(8,968)
Amount	$143,170	$72,660	$(278,876)	$—	$(63,046)	$306,467	$48,151	$(533,707)	$—	$(179,089)
Class B
Shares	77	107	(904)	—	(720)	292	50	(2,532)	—	(2,190)
Amount	$1,635	$2,139	$(19,224)	$—	$(15,450)	$5,700	$968	$(49,606)	$—	$(42,938)
Class C
Shares	932	352	(1,409)	—	(125)	2,583	160	(3,093)	—	(350)
Amount	$19,797	$7,031	$(29,588)	$—	$(2,760)	$50,090	$3,095	$(60,160)	$—	$(6,975)
Class I
Shares	8,056	1,686	(12,179)	—	(2,437)	17,955	1,381	(31,820)	—	(12,484)
Amount	$173,708	$34,632	$(265,220)	$—	$(56,880)	$355,563	$27,294	$(624,331)	$—	$(241,474)
Class R3
Shares	415	75	(527)	—	(37)	1,096	45	(749)	—	392
Amount	$9,090	$1,562	$(11,524)	$—	$(872)	$21,841	$891	$(15,121)	$—	$7,611
Class R4
Shares	947	93	(1,155)	—	(115)	2,973	60	(1,472)	—	1,561
Amount	$20,730	$1,929	$(25,155)	$—	$(2,496)	$59,796	$1,212	$(29,823)	$—	$31,185
Class R5
Shares	1,460	113	(1,633)	—	(60)	2,822	96	(1,532)	—	1,386
Amount	$31,688	$2,379	$(35,504)	$—	$(1,437)	$56,259	$1,935	$(30,981)	$—	$27,213
Class Y
Shares	5,472	1,923	(13,915)	—	(6,520)	28,645	1,285	(15,264)	—	14,666
Amount	$118,472	$40,280	$(308,933)	$—	$(150,181)	$559,781	$25,967	$(310,765)	$—	$274,983
Total
Shares	23,972	7,882	(44,691)	—	(12,837)	71,836	5,503	(83,326)	—	(5,987)
Amount	$518,290	$162,612	$(974,024)	$—	$(293,122)	$1,415,497	$109,513	$(1,654,494)	$—	$(129,484)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	239	$5,212
For the Year Ended October 31, 2012	647	$12,882

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford Dividend and Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$20.87	$0.19	$2.71	$2.90	$(0.18)	$(0.35)	$—	$(0.53)	$23.24
B	20.54	0.09	2.67	2.76	(0.08)	(0.35)	—	(0.43)	22.87
C	20.45	0.10	2.65	2.75	(0.10)	(0.35)	—	(0.45)	22.75
I	20.80	0.21	2.70	2.91	(0.20)	(0.35)	—	(0.55)	23.16
R3	21.04	0.15	2.74	2.89	(0.15)	(0.35)	—	(0.50)	23.43
R4	21.12	0.19	2.75	2.94	(0.18)	(0.35)	—	(0.53)	23.53
R5	21.17	0.22	2.75	2.97	(0.21)	(0.35)	—	(0.56)	23.58
Y	21.18	0.24	2.74	2.98	(0.22)	(0.35)	—	(0.57)	23.59

For the Year Ended October 31, 2012
A	18.61	0.34	2.26	2.60	(0.34)	—	—	(0.34)	20.87
B	18.32	0.17	2.21	2.38	(0.16)	—	—	(0.16)	20.54
C	18.25	0.18	2.22	2.40	(0.20)	—	—	(0.20)	20.45
I	18.56	0.40	2.23	2.63	(0.39)	—	—	(0.39)	20.80
R3	18.76	0.28	2.29	2.57	(0.29)	—	—	(0.29)	21.04
R4	18.84	0.34	2.29	2.63	(0.35)	—	—	(0.35)	21.12
R5	18.88	0.39	2.30	2.69	(0.40)	—	—	(0.40)	21.17
Y	18.88	0.41	2.31	2.72	(0.42)	—	—	(0.42)	21.18

For the Year Ended October 31, 2011 (G)
A	17.93	0.27	0.67	0.94	(0.26)	—	—	(0.26)	18.61
B	17.64	0.10	0.66	0.76	(0.08)	—	—	(0.08)	18.32
C	17.58	0.13	0.66	0.79	(0.12)	—	—	(0.12)	18.25
I	17.87	0.32	0.68	1.00	(0.31)	—	—	(0.31)	18.56
R3	18.08	0.22	0.67	0.89	(0.21)	—	—	(0.21)	18.76
R4	18.14	0.28	0.69	0.97	(0.27)	—	—	(0.27)	18.84
R5	18.18	0.34	0.68	1.02	(0.32)	—	—	(0.32)	18.88
Y	18.18	0.36	0.68	1.04	(0.34)	—	—	(0.34)	18.88

For the Year Ended October 31, 2010
A	16.03	0.25	1.90	2.15	(0.25)	—	—	(0.25)	17.93
B	15.76	0.11	1.86	1.97	(0.09)	—	—	(0.09)	17.64
C	15.72	0.12	1.86	1.98	(0.12)	—	—	(0.12)	17.58
I	15.98	0.29	1.90	2.19	(0.30)	—	—	(0.30)	17.87
R3	16.18	0.19	1.93	2.12	(0.22)	—	—	(0.22)	18.08
R4	16.22	0.25	1.93	2.18	(0.26)	—	—	(0.26)	18.14
R5	16.24	0.29	1.96	2.25	(0.31)	—	—	(0.31)	18.18
Y	16.25	0.32	1.93	2.25	(0.32)	—	—	(0.32)	18.18

For the Year Ended October 31, 2009
A	14.56	0.26	1.47	1.73	(0.26)	—	—	(0.26)	16.03
B	14.32	0.14	1.44	1.58	(0.14)	—	—	(0.14)	15.76
C	14.28	0.15	1.45	1.60	(0.16)	—	—	(0.16)	15.72
I	14.52	0.33	1.44	1.77	(0.31)	—	—	(0.31)	15.98
R3	14.71	0.25	1.46	1.71	(0.24)	—	—	(0.24)	16.18
R4	14.73	0.28	1.48	1.76	(0.27)	—	—	(0.27)	16.22
R5	14.75	0.33	1.47	1.80	(0.31)	—	—	(0.31)	16.24
Y	14.75	0.35	1.48	1.83	(0.33)	—	—	(0.33)	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	(7.32)	(7.01)	(0.31)	(1.24)	—	(1.55)	14.56
B	22.76	0.14	(7.21)	(7.07)	(0.13)	(1.24)	—	(1.37)	14.32
C	22.72	0.17	(7.21)	(7.04)	(0.16)	(1.24)	—	(1.40)	14.28
I	23.07	0.34	(7.27)	(6.93)	(0.38)	(1.24)	—	(1.62)	14.52
R3	23.37	0.23	(7.40)	(7.17)	(0.25)	(1.24)	—	(1.49)	14.71
R4	23.39	0.32	(7.42)	(7.10)	(0.32)	(1.24)	—	(1.56)	14.73
R5	23.41	0.35	(7.40)	(7.05)	(0.37)	(1.24)	—	(1.61)	14.75
Y	23.41	0.37	(7.40)	(7.03)	(0.39)	(1.24)	—	(1.63)	14.75

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

14.23	%(E)	$3,211,403	1.06	%(F)	1.06	%(F)	1.72	%(F)	14%
13.75	(E)	104,555	2.02	(F)	1.94	(F)	0.87	(F)	–
13.77	(E)	375,596	1.80	(F)	1.80	(F)	0.98	(F)	–
14.35	(E)	1,437,484	0.84	(F)	0.84	(F)	1.94	(F)	–
14.05	(E)	80,340	1.35	(F)	1.35	(F)	1.43	(F)	–
14.26	(E)	133,363	1.05	(F)	1.05	(F)	1.74	(F)	–
14.39	(E)	157,810	0.75	(F)	0.75	(F)	2.02	(F)	–
14.44	(E)	1,580,556	0.65	(F)	0.65	(F)	2.15	(F)	–

14.07		2,942,844	1.08		1.08		1.69		28
13.03		108,710	2.02		1.95		0.84		–
13.20		340,069	1.82		1.82		0.94		–
14.30		1,341,707	0.81		0.81		1.96		–
13.77		72,926	1.36		1.35		1.40		–
14.04		122,160	1.05		1.05		1.68		–
14.39		142,940	0.75		0.75		1.99		–
14.55		1,556,898	0.65		0.65		2.08		–

5.22		2,791,444	1.08		1.08		1.42		30
4.32		137,071	2.01		1.96		0.55		–
4.49		309,846	1.83		1.83		0.68		–
5.60		1,428,333	0.80		0.80		1.69		–
4.94		57,684	1.37		1.35		1.14		–
5.32		79,535	1.06		1.05		1.43		–
5.62		101,281	0.76		0.75		1.75		–
5.71		1,111,199	0.66		0.66		1.84		–

13.46		2,850,636	1.11		1.11		1.46		33
12.54		182,506	2.02		1.97		0.63		–
12.65		314,729	1.85		1.85		0.71		–
13.78		1,129,059	0.82		0.82		1.71		–
13.15		33,933	1.39		1.38		1.06		–
13.51		57,684	1.07		1.06		1.46		–
13.93		65,379	0.78		0.78		0.81		–
13.96		1,018,263	0.67		0.67		1.88		–

12.17		2,635,571	1.17		1.17		1.88		33	(H)
11.22		236,026	2.14		1.99		1.10		–
11.37		286,465	1.92		1.92		1.13		–
12.52		658,690	0.85		0.85		1.96		–
11.84		5,171	1.47		1.47		1.26		–
12.27		19,372	1.09		1.09		1.85		–
12.55		1,947	0.80		0.80		2.07		–
12.73		746,004	0.69		0.69		2.30		–

(32.24)		2,214,358	1.09		1.09		1.62		36
(32.85)		222,732	1.97		1.97		0.73		–
(32.80)		221,895	1.83		1.83		0.87		–
(32.02)		167,989	0.82		0.82		1.77		–
(32.53)		455	1.58		1.50		1.16		–
(32.25)		8,410	1.09		1.09		1.63		–
(32.06)		310	0.80		0.80		1.94		–
(31.99)		494,110	0.69		0.69		2.01		–

25

The Hartford Dividend and Growth Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

26

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

27

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

28

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,142.30	$5.64	$1,000.00	$1,019.53	$5.32	1.06%	181	365
Class B	$1,000.00	$1,137.50	$10.29	$1,000.00	$1,015.16	$9.70	1.94	181	365
Class C	$1,000.00	$1,137.70	$9.54	$1,000.00	$1,015.87	$9.00	1.80	181	365
Class I	$1,000.00	$1,143.50	$4.47	$1,000.00	$1,020.63	$4.21	0.84	181	365
Class R3	$1,000.00	$1,140.50	$7.18	$1,000.00	$1,018.09	$6.77	1.35	181	365
Class R4	$1,000.00	$1,142.60	$5.56	$1,000.00	$1,019.61	$5.24	1.05	181	365
Class R5	$1,000.00	$1,143.90	$3.96	$1,000.00	$1,021.10	$3.73	0.75	181	365
Class Y	$1,000.00	$1,144.40	$3.44	$1,000.00	$1,021.59	$3.24	0.65	181	365

30

The Hartford Dividend and Growth Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Dividend and Growth Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard,

31

The Hartford Dividend and Growth Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford Dividend and Growth Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

33

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-DG13 4/13 113970 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND 2013 Semi Annual Report

The Hartford Emerging Markets Local Debt Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation and income.

Performance Overview 5/31/11 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Emerging Markets Local Debt A#	7.47%	13.86%	6.42%
Emerging Markets Local Debt A##		8.74%	3.89%
Emerging Markets Local Debt C#	7.12%	13.08%	5.61%
Emerging Markets Local Debt C##		12.08%	5.61%
Emerging Markets Local Debt I#	7.62%	14.18%	6.64%
Emerging Markets Local Debt R3#	7.31%	13.52%	6.02%
Emerging Markets Local Debt R4#	7.47%	13.86%	6.33%
Emerging Markets Local Debt R5#	7.63%	14.08%	6.64%
Emerging Markets Local Debt Y#	7.68%	14.18%	6.55%
JP Morgan GBI Emerging Markets Global Diversified Index	7.02%	10.31%	5.76%

†	Not Annualized
▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Emerging Markets Local Debt Class A	1.25%	1.65%
Emerging Markets Local Debt Class C	2.00%	2.38%
Emerging Markets Local Debt Class I	1.00%	1.37%
Emerging Markets Local Debt Class R3	1.55%	2.02%
Emerging Markets Local Debt Class R4	1.25%	1.72%
Emerging Markets Local Debt Class R5	0.95%	1.42%
Emerging Markets Local Debt Class Y	0.90%	1.31%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Ricardo Adrogué, PhD*	James W. Valone, CFA	Tieu-Bich Nguyen, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income	Senior Vice President and Fixed Income Credit Analyst

*Effective April 12, 2013, Mr. Adrogué no longer serves as a Portfolio Manager to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 7.47%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned 7.02% for the same period. The Fund also outperformed the 6.28% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Local emerging markets debt outperformed external emerging market debt, with the JP Morgan GBI Emerging Markets Global Diversified Index generating total returns of 7.02% in U.S. Dollar terms. Declines in rates, coupon income and appreciation of emerging markets currencies versus the U.S. dollar all contributed to positive returns for the period. Local rates rallied later in the period as weaker economic data and declines in commodity prices opened more room for easing. Latin America was the best performing region in the index (9.86%) while Asia lagged (3.60%). From a country perspective, Mexico (18.68%), Nigeria (10.30%), and the Philippines (9.94%) were the best performers in the Index while Chile (1.85%), Malaysia (2.16%), and Indonesia (2.25%) lagged. During the period, a number of emerging markets (EM) central banks lowered interest rates in an attempt to help their weak economies, including Colombia (1.50% to 3.25%), Mexico (0.50% to 4.00%), Poland (1.50% to 3.25%), Hungary (1.50% to 4.75%), and Turkey (0.75% to 5.00%), while Brazil instead hiked rates (0.25% to 7.50%).

Emerging market corporate debt finished the period with a return of 3.59% as measured by the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified Index. Credit spreads tightened by 0.07% to 3.29% during the period.

Within the Fund, during the period, security selection and currency contributed positively to benchmark-relative performance offsetting negative relative performance in duration strategies. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as generally speaking corporate bonds underperformed the local bond component of the JP Morgan GBI Emerging Markets Global Diversified Index. Our security selection of the corporate bonds in the Fund versus the EM corporate market (JP Morgan CEMBI Broad Diversified Index) contributed positively to relative performance for the period, although this was partially offset by the negative contribution from country allocation.

Our interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps and credit default swap contracts. We use local currency denominated cash bonds and currency forwards (deliverable and non-deliverable) to express our views on currency.

3

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

An exposure to long-dated sovereign debt in Greece aided results. In the Philippines, an overweight (i.e. the Fund’s position was greater than the benchmark position) duration positioning and security selection with exposure to the longer-end of the curve contributed to overall performance. In Poland, an overweight duration exposure contributed to overall performance outweighing the negative contribution from security selection.

In contrast, in Brazil, our overweight duration position and security selection along with an underweight to the Brazilian Real earlier in the period detracted from performance. In Czech Republic, our short duration exposure and security selection which favored paying fixed interest rate swaps on the longer end of the curve hurt performance. In Mexico, underweight duration exposure, based on what we believe to be stretched valuation, detracted from relative performance.

What is the outlook?

We continue to have a constructive outlook on emerging markets fundamentals. Most countries continue to have low debt burdens, solid fiscal management, and abundant reserves. EM growth indicators have disappointed so far in 2013, but we expect to see that trend improve as the year progresses. In the meantime, we expect that inflation, broadly speaking, will be contained at manageable levels. The global economy is fragile, though we expect that the European Central Bank will ultimately provide sufficient liquidity to ease fears of an extreme event, and a 0.25% cut in the refinance rate last month served as a confirmation of that belief. Our longer-term economic outlook for the U.S. remains positive, while Japan growth may surprise on the upside. Policy tightening in China is likely to contain upside growth potential in that market. In light of the potential for some economic weakness and uncertain policy direction in Europe, we are slightly more cautious on EM currencies over the near term.

At the end of the period, we remained overweight duration in the Fund. Limited inflation pressures should help keep EM interest rates relatively stable, particularly in Latin America and parts of Eastern Europe. In particular, we favor nominal interest rates in Peru, Israel and Poland. We also favor inflation-linked bonds in Brazil, where inflation has been trending higher, and Chile, where real rates are high and fundamentals are sound. We ended the period with an overweight duration exposure in Russia as we believe the economy is decelerating. Our pay fixed rate swaps position in Czech continued to serve as a balance against long duration positions elsewhere in the region. We continued with our long-held underweight to duration in Asia, though we have added a bit to Indonesia as yields there have underperformed others in the region. We also continued to hold our position in Greek bonds, though the exposure size has been reduced at the margin.

We continue to favor EM corporates due to their strong fundamentals and attractive valuations. We favor EM corporates particularly in Brazil, Columbia, Russia, and Hong Kong. Within sectors, we favor corporate exposure in Consumer, Industrials, and Oil and Gas sectors.

Our view on currencies remains cautious. We believe that improving global growth trends and abundant global liquidity should drive a number of currencies to appreciate from current levels over the longer term, but we balance that with some of the near-term risks in the global macro environment, which could cause EM currencies to underperform in the coming months. Within Latin currencies, we favor the Colombia Peso and Peruvian new Sol, where we believe valuations are attractive on back of the favorable fundamentals. At the end of the period, our overall underweight to Eastern European currencies remained in place, particularly following events in Europe i.e. Cyprus; short positions in Croatia Kuna and Czech Koruna along with underweights to Hungarian Forint and Russia Ruble act as hedges on a negative euro view. Finally, we continued to be underweight currency exposure in Asia for the region as a whole. In particular, we increased the level of underweight in the Philippines Peso where the valuation remains unattractive.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.3%
Aa / AA	3.0
A	13.7
Baa / BBB	33.0
Ba / BB	18.8
B	4.3
Caa / CCC or Lower	0.2
Unrated	19.4
Non-Debt Securities and Other Short-Term Instruments	4.6
Other Assets & Liabilities	2.7
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Administrative Waste Management and Remediation	0.2%
Agriculture, Forestry, Fishing and Hunting	0.8
Air Transportation	0.1
Arts, Entertainment and Recreation	0.3
Beverage and Tobacco Product Manufacturing	0.4
Chemical Manufacturing	1.0
Construction	1.3
Electrical Equipment, Appliance Manufacturing	0.1
Finance and Insurance	12.5
Food Manufacturing	1.1
Health Care and Social Assistance	0.2
Information	1.5
Mining	0.7
Miscellaneous Manufacturing	0.6
Nonmetallic Mineral Product Manufacturing	0.5
Petroleum and Coal Products Manufacturing	4.1
Pipeline Transportation	0.2
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	0.2
Rail Transportation	0.2
Real Estate, Rental and Leasing	0.7
Retail Trade	0.4
Support Activities For Transportation	0.1
Transportation Equipment Manufacturing	0.1
Utilities	3.4
Water Transportation	0.2
Wholesale Trade	0.9
Total	31.9%
Foreign Government Obligations	60.8
Short-Term Investments	4.6
Other Assets and Liabilities	2.7
Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 31.9%
		Argentina - 0.0%
		Banco Hipotecario S.A.
EUR	12	6.00%, 12/01/2013	$15

		Austria - 0.1%
		OGX Austria GmbH
	$200	8.38%, 04/01/2022 ■	$122

		Bermuda - 0.3%
		Digicel Ltd.
	445	6.00%, 04/15/2021 ■	446
		GeoPark Latin America Ltd. Agencia en Chile
	270	7.50%, 02/11/2020 ■	279
			725
		Brazil - 2.9%
		Banco BMG S.A.
	355	9.95%, 11/05/2019 §	336
		Banco BTG Pactual S.A.
	200	5.75%, 09/28/2022 ■	198
	200	5.75%, 09/28/2022 §	198
		Banco do Brasil
	590	5.88%, 01/26/2022 §	642
	405	6.25%, 04/15/2024 ■♠	404
	200	6.25%, 04/15/2024 §♠	200
		Brasil Telecom S.A.
BRL	300	9.75%, 09/15/2016 ■	156
		Centrais Eletricas Brasileiras S.A.
	200	5.75%, 10/27/2021 §	218
		Fibria Overseas Finance Ltd.
	655	6.75%, 03/03/2021 §	731
		Globo Communicacao e Participacoes S.A.
	425	6.25%, 07/20/2015 §♠	454
		Hypermarcas S.A.
	315	6.50%, 04/20/2021 §	339
		Itau Unibanco Holding S.A.
	400	6.20%, 12/21/2021 §	445
		Net Servicos De Comnicacao S.A.
	532	7.50%, 01/27/2020 ╦	599
		Petrobras International Finance Co.
	405	7.88%, 03/15/2019 ╦	504
		RBS-Zero Hora Editora Journalistica
BRL	575	11.25%, 06/15/2017 §	298
		Samarco Mineracao S.A.
	205	4.13%, 11/01/2022 ■	201
	200	4.13%, 11/01/2022 §	196
		Votorantim Cimentos S.A.
	315	7.25%, 04/05/2041 §	358
		VRG Linhas Aereas S.A.
	290	10.75%, 02/12/2023 ■	261
			6,738
		British Virgin Islands - 1.8%
		CLP Power Hong Kong Ltd.
	300	4.75%, 03/19/2020 §	338
		CNPC General Capital
	400	3.95%, 04/19/2022 §	427
		Fita International Ltd.
	425	7.00%, 02/10/2020	499
		FPT Finance Ltd.
	540	6.38%, 09/28/2020 §	601
		Gerdau Trade, Inc.
	510	4.75%, 04/15/2023 ■	505
		Henson Finance Ltd.
	495	5.50%, 09/17/2019	554
		HLP Finance Ltd.
	200	4.75%, 06/25/2022 §	218
		Hong Kong Electric Finance Ltd.
	310	4.25%, 12/14/2020 §	343
		QGOG Atlantic/Alaskan Rigs Ltd.
	165	5.25%, 07/30/2018 ■	172
		Skysea International Capital Management
	230	4.88%, 12/07/2021 §	260
		Star Energy Geothermal Wayang Windu Ltd.
	325	6.13%, 03/27/2020 ■	337
			4,254
		Canada - 0.6%
		First Quantum Minerals Ltd.
	200	7.25%, 10/15/2019 ■	200
	200	7.25%, 10/15/2019 §	200
		Pacific Rubiales Energy Corp.
	330	5.13%, 03/28/2023 ■	340
	143	7.25%, 12/12/2021 ■	163
	410	7.25%, 12/12/2021 §	467
			1,370
		Cayman Islands - 1.2%
		Agile Property Holdings Ltd.
	285	8.88%, 04/28/2017 §	307
		Alliance Global Group, Inc.
	610	6.50%, 08/18/2017	663
		Greentown China Holdings Ltd.
	310	8.50%, 02/04/2018 §	332
		Grupo Aval Ltd.
	365	4.75%, 09/26/2022 ■	368
		UOB Cayman Ltd.
	600	5.80%, 03/15/2016 §♠	637
		Virgolino de Oliveira Finance Ltd.
	400	11.75%, 02/09/2022 §	410
			2,717
		Chile - 3.2%
		AES Gener S.A.
	105	5.25%, 08/15/2021 ■	116
	195	5.25%, 08/15/2021 §	216
		Automotores Gildemeister S.A.
	200	8.25%, 05/24/2021 ■	217
	300	8.25%, 05/24/2021 §	326
		Bonos del Banco Central de Chile en Pesos
CLP	2,105,000	6.00%, 02/01/2016 - 03/01/2022	4,680
		Bonos del Banco Central de Chile en UF
CLP	401,397	3.00%, 02/01/2016 ◄	858
		CFR International S.p.A.
	220	5.13%, 12/06/2022 ■	228
	200	5.13%, 12/06/2022 §	207
		E CL S.A.
	500	5.63%, 01/15/2021 §	560
			7,408
		China - 0.3%
		Country Garden Holdings Co.
	235	7.50%, 01/10/2023 ■	245

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 31.9% - (continued)
		China - 0.3% - (continued)
		Longfor Properties Co., Ltd.
	$400	6.88%, 10/18/2019 §	$429
			674
		Colombia - 1.9%
		Banco Davivienda S.A.
	200	5.88%, 07/09/2022 ■	211
	200	5.88%, 07/09/2022 §	211
		Banco de Bogota S.A.
	400	5.00%, 01/15/2017 §	432
		Bancolombia S.A.
	75	5.13%, 09/11/2022	77
	676	6.13%, 07/26/2020 ‡	740
		Emgesa S.A.
COP	2,406,000	8.75%, 01/25/2021 §	1,596
		Empresa de Energia de Bogota
	435	6.13%, 11/10/2021 §	484
		Empresa de Telecomunicaciones de Bogota S.A.
COP	518,000	7.00%, 01/17/2023 ■	301
		Empresas Publicas de Medellin E.S.P.
COP	448,000	8.38%, 02/01/2021 §	289
			4,341
		Croatia - 0.2%
		Agrokor D.D.
	225	8.88%, 02/01/2020 ■	251
	200	8.88%, 02/01/2020 §	224
			475

		Georgia - 0.1%
		JSC Georgian Railway
	200	7.75%, 07/11/2022 §	233

		Hong Kong - 2.3%
		Bank of East Asia Ltd.
	200	6.38%, 05/04/2022 §	226
		CNPC HK Overseas Capital Ltd.
	260	3.95%, 04/19/2022 ■	278
		Country Garden Holdings Co.
	200	7.50%, 01/10/2023 §☼	208
		Hongkong (The) Land Finance Co., Ltd.
	235	4.50%, 10/07/2025	249
		Hutchison Whampoa International Ltd.
	1,175	6.00%, 10/28/2015 §♠	1,278
		Metropolitan Light International
	300	5.25%, 01/17/2018 §	303
		PCCW Capital Ltd.
	610	5.75%, 04/17/2022 §	684
		Sino Ltd.
	400	3.25%, 09/21/2017 §☼	409
		Sun Hung Kai Properties Capital Market Ltd.
	670	4.50%, 02/14/2022 §	727
		Yingde Gases Investment Ltd.
	345	8.13%, 04/22/2018 ■	358
		Zijin International Finance Co., Ltd.
	540	4.25%, 06/30/2016 §	574
			5,294
		India - 0.8%
		Bank of India London
	320	3.63%, 09/21/2018 ■	323
	300	4.13%, 08/01/2017 ■	313
		Bharti Airtel International
	300	5.13%, 03/11/2023 ■	308
		ICICI Bank Ltd.
	200	4.70%, 02/21/2018 ■	213
	525	4.70%, 02/21/2018 §	558
		State Bank of Indian London
	200	4.13%, 08/01/2017 §	208
			1,923
		Indonesia - 0.3%
		Gajah Tunggal TBK
	300	7.75%, 02/06/2018 ■	323
		Theta Capital Pte Ltd.
	250	6.13%, 11/14/2020 §	260
			583
		Ireland - 0.7%
		EDC Finance Ltd.
	350	4.88%, 04/17/2020 ■	353
		EuroChem Mineral & Chemical Co.
	200	5.13%, 12/12/2017 ■	205
	200	5.13%, 12/12/2017 §	205
		Metalloinvest Finance Ltd.
	345	5.63%, 04/17/2020 ■	344
		Sibur Securities Ltd.
	350	3.91%, 01/31/2018 ■	344
	200	3.91%, 01/31/2018 §	197
			1,648
		Israel - 0.7%
		Israel Electric Corp. Ltd.
	500	7.75%, 12/15/2027 §	574
	800	9.38%, 01/28/2020 §	1,044
			1,618
		Jersey - 0.2%
		West China Cement Ltd.
	400	7.50%, 01/25/2016 §	412

		Kazakhstan - 0.5%
		Halyk Savings Bank of Kazakhstan JSC
	155	9.25%, 10/16/2013 §	159
		Kazakhstan Temir Zholy
	200	6.95%, 07/10/2042 §	237
		Kazatomprom Natsionalnaya
	275	6.25%, 05/20/2015 §	294
		KazMunayGas National Co.
	425	7.00%, 05/05/2020 §	512
			1,202
		Luxembourg - 1.6%
		ALROSA Finance S.A.
	200	7.75%, 11/03/2020 §	232
		Altice Financing S.A.
	205	9.88%, 12/15/2020 ■	233
	215	9.88%, 12/15/2020 §	245
		Cosan Luxembourg S.A.
	470	5.00%, 03/14/2023 ■	479
		European Investment Bank
ZAR	475	8.76%, 12/31/2018 ○	39

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 31.9% - (continued)
		Luxembourg - 1.6% - (continued)
		Gaz Capital S.A.
	$450	9.25%, 04/23/2019 §	$586
		International Bank for Reconstruction & Development
ZMK	1,500,000	6.75%, 12/06/2013	275
		Minerva Luxembourg S.A.
	250	7.75%, 01/31/2023 ■	267
		VTB Capital S.A.
	815	6.88%, 05/29/2018 §	914
		Yasar Holdings S.A. Via Willow No 2
	400	9.63%, 10/07/2015 §	426
			3,696
		Malaysia - 0.6%
		Axiata SPV1 Labuan Ltd.
	300	5.38%, 04/28/2020 §	344
		Malayan Banking Berhad
	415	3.25%, 09/20/2022 §	420
		Public Bank Bhd
	535	6.84%, 08/22/2036	567
			1,331
		Mexico - 1.6%
		Alpek S.A. de C.V.
	200	4.50%, 11/20/2022 §	209
		BBVA Bancomer S.A. Texas
	300	6.75%, 09/30/2022 §	345
		Controladora Mabe S.A. de C.V.
	1,553	7.88%, 10/28/2019 §	1,813
		Empresas ICA, S.A.B. de C.V.
	190	8.38%, 07/24/2017 §	185
	253	8.90%, 02/04/2021 §	245
		Mexichem S.A.B. de C.V.
	400	4.88%, 09/19/2022 §	435
		Sigma Alimentos S.A.
	450	5.63%, 04/14/2018 §	509
			3,741
		Netherlands - 0.7%
		Access Finance B.V.
	200	7.25%, 07/25/2017 ■	213
		AJE Group
	260	6.50%, 05/14/2022 ■	284
		Ajecorp B.V.
	300	6.50%, 05/14/2022 §	328
		Marfrig Holding Europe B.V.
	375	9.88%, 07/24/2017 ■	351
		Vimpelcom Holdings
	530	5.95%, 02/13/2023 ■	538
			1,714
		Panama - 0.1%
		AES Panama S.A.
	270	6.35%, 12/21/2016 §	294

		Paraguay - 0.1%
		Banco Continental S.A.E.C.A
	150	8.88%, 10/15/2017 §	166

		Peru - 1.0%
		Banco de Credito del Peru/Panama
	220	5.38%, 09/16/2020 §	242
	190	6.88%, 09/16/2026 ■	218
	711	6.88%, 09/16/2026 §	816
		BBVA Banco Continental S.A.
	180	3.25%, 04/08/2018 ■	180
		Corporacion Jose R. Lindley S.A.
	87	6.75%, 11/23/2021 ■	102
	445	6.75%, 11/23/2021 §	519
		Transport De Gas Peru
	335	4.25%, 04/30/2028 ■	335
			2,412
		Philippines - 0.2%
		SM Investments Corp.
	200	4.25%, 10/17/2019 §	199
	265	5.50%, 10/13/2017	281
			480
		Qatar (State of) - 0.5%
		Nakilat, Inc.
	417	6.27%, 12/31/2033 §	502
		Ras Laffan Liquefied Natural Gas Co., Ltd.
	500	5.84%, 09/30/2027 §	593
			1,095
		Russia - 1.3%
		Gazprom Neft OAO via GPN Capital S.A.
	345	4.38%, 09/19/2022 ■	345
	465	4.38%, 09/19/2022 §	466
		Lukoil International Finance B.V.
	335	4.56%, 04/24/2023 ■	339
		Phosagro OAO
	475	4.20%, 02/13/2018 ■	486
		Rosneft Oil Co.
	290	4.20%, 03/06/2022 ■	292
	220	4.20%, 03/06/2022 §	221
		Russian Agricultural Bank OJSC
RUB	9,400	8.70%, 03/17/2016 §	314
		RZD Capital Ltd.
RUB	9,300	8.30%, 04/02/2019 §	313
		SB Capital S.A.
	200	5.72%, 06/16/2021 §	221
			2,997
		Singapore - 0.9%
		DBS Bank Ltd.
	400	3.63%, 09/21/2022 ╦§	419
		DBS Group Holdings Ltd.
	450	3.63%, 09/21/2022 ■	471
		Oversea-Chinese Banking Corp., Ltd.
	833	3.75%, 11/15/2022	883
		TBG Global PTE Ltd.
	330	4.63%, 04/03/2018 ■	334
			2,107
		South Africa - 0.1%
		Eskom Holdings Ltd.
ZAR	900	10.01%, 12/31/2018 ○	65
ZAR	2,060	10.63%, 08/18/2027 ○	68
ZAR	700	10.73%, 12/31/2032 ○	15
		Transnet Ltd.
ZAR	1,000	10.00%, 03/30/2029	119
			267

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 31.9% - (continued)
		South Korea - 1.3%
		Doosan Infracore Co., Ltd.
	$465	3.25%, 10/05/2042 §Δ	$475
		Export-Import Bank of Korea
	200	5.00%, 04/11/2022	231
		Korea Development Bank
	600	3.88%, 05/04/2017 ╦	649
		Korea Hydro & Nuclear Power Co., Ltd.
	500	3.00%, 09/19/2022 §	498
		Korea National Oil Corp.
	400	3.13%, 04/03/2017 §	419
		Shinhan Bank
	585	6.82%, 09/20/2036 §	643
			2,915
		Spain - 0.3%
		Banco Santander S.A.
	205	4.13%, 11/09/2022 ■	207
	150	4.13%, 11/09/2022 §	151
		Cemex Espana Luxembourg
	330	9.25%, 05/12/2020 §	363
			721
		Sweden - 0.1%
		Eileme 2 AB
	265	11.63%, 01/31/2020 §	315

		Thailand - 0.2%
		PTT Global Chemical PCL
	400	4.25%, 09/19/2022 §	426

		Turkey - 1.1%
		Akbank T.A.S.
	615	5.00%, 10/24/2022 §	655
		Arcelik AS
	435	5.00%, 04/03/2023 ■	447
		Turkiye Garanti Bankasi A.S.
	210	5.25%, 09/13/2022 ■	228
	405	5.25%, 09/13/2022 §	440
		Turkiye Halk Bankasi A.S.
	265	3.88%, 02/05/2020 ■	266
		Turkiye Is Bankasi
	375	6.00%, 10/24/2022 ■	410
	200	6.00%, 10/24/2022 §	219
			2,665
		United Arab Emirates - 0.6%
		Abu Dhabi National Energy Co.
	200	3.63%, 01/12/2023 ■	203
	430	5.88%, 12/13/2021 §	512
		Dolphin Energy Ltd.
	200	5.50%, 12/15/2021 ■	237
	200	5.50%, 12/15/2021 §	237
		DP World Ltd.
	250	6.85%, 07/02/2037 §	300
			1,489
		United Kingdom - 0.4%
		DTEK Finance plc
	335	7.88%, 04/04/2018 ■	331
		European Bank for Reconstruction & Development
ZAR	550	8.76%, 12/31/2020 ○	39
		Standard Bank plc
	400	8.13%, 12/02/2019	472
			842
		United States - 1.0%
		African Development Bank
GHS	900	14.00%, 08/25/2015 ╦	433
		Cemex Finance LLC
	345	9.38%, 10/12/2022 ■	396
		Reliance Holdings USA, Inc.
	750	4.50%, 10/19/2020 §	805
	250	5.40%, 02/14/2022 §	282
		Sasol Financing International plc
	410	4.50%, 11/14/2022	421
			2,337
		Venezuela - 0.1%
		Petroleos de Venezuela S.A.
	275	5.38%, 04/12/2027 §	193

		Total corporate bonds
		(cost $72,067)	$73,955

FOREIGN GOVERNMENT OBLIGATIONS - 60.8%
		Argentina - 0.1%
		City of Buenos Aires
	$400	9.95%, 03/01/2017 §	352

		Brazil - 3.9%
		Brazil (Republic of)
BRL	6,675	6.00%, 05/15/2015 - 08/15/2050 ◄	$3,833
BRL	2,983	8.14%, 01/01/2016 ○	1,190
BRL	7,965	10.00%, 01/01/2017 - 01/01/2021	4,107
			9,130
		Colombia - 1.4%
		Colombia (Republic of)
COP	1,050,409	4.25%, 05/17/2017 ◄	631
COP	286,100	7.25%, 06/15/2016	171
COP	3,012,900	7.50%, 08/26/2026	1,998
COP	575,200	11.00%, 07/24/2020	431
			3,231
		Ghana - 0.2%
		Ghana (Republic of)
	450	21.00%, 10/29/2015 ■	451

		Greece - 0.8%
		Greece (Republic of)
EUR	3,304	2.00%, 02/24/2034 - 02/24/2042	1,846

		Hungary - 7.7%
		Hungary (Republic of)
HUF	651,430	5.50%, 02/12/2014 - 12/22/2016	2,919
HUF	284,750	6.50%, 06/24/2019	1,347
HUF	1,293,850	6.75%, 08/22/2014 - 10/22/2028	6,079
HUF	290,660	7.00%, 06/24/2022	1,427
HUF	332,180	7.50%, 11/12/2020	1,665
HUF	592,580	7.75%, 08/24/2015	2,800
HUF	330,900	8.00%, 02/12/2015	1,546
			17,783

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 60.8% - (continued)
		Indonesia - 2.2%
		Indonesia (Republic of)
IDR	14,116,000	5.25%, 05/15/2018	$1,474
IDR	14,099,000	5.63%, 05/15/2023	1,465
IDR	18,423,000	8.25%, 06/15/2032	2,272
			5,211
		Israel - 1.9%
		Israel (Government of)
ILS	235	5.00%, 01/31/2020	74
ILS	7,722	5.50%, 01/31/2022 - 01/31/2042	2,421
ILS	205	6.00%, 02/28/2019	68
ILS	5,386	6.25%, 10/30/2026	1,858
			4,421
		Malaysia - 2.4%
		Malaysia (Government of)
MYR	719	3.74%, 02/27/2015	240
MYR	2,026	4.01%, 09/15/2017	688
MYR	2,983	4.24%, 02/07/2018	1,024
MYR	2,211	4.26%, 09/15/2016	756
MYR	8,255	5.09%, 04/30/2014	2,770
			5,478
		Mexico - 4.6%
		United Mexican States
MXN	19,422	4.00%, 11/15/2040 ◄	2,283
	852	5.13%, 01/15/2020	1,018
MXN	16,908	6.00%, 06/18/2015	1,450
MXN	3,954	7.50%, 06/03/2027	415
MXN	53,888	8.00%, 12/19/2013	4,550
MXN	7,940	8.50%, 05/31/2029	912
			10,628
		Nigeria - 1.7%
		Nigeria (Federal Republic of)
	250	7.00%, 10/25/2019 ■	314
NGN	103,335	7.00%, 10/23/2019	518
NGN	124,405	10.00%, 07/23/2030	687
	491	16.00%, 07/02/2019 ■	562
NGN	45,345	16.00%, 06/29/2019	335
NGN	192,095	16.39%, 01/27/2022	1,516
			3,932
		Peru - 4.1%
		Peru (Republic of)
PEN	4,520	5.20%, 09/12/2023	1,860
PEN	3,188	6.85%, 02/12/2042	1,517
PEN	4,335	6.90%, 08/12/2037	2,067
PEN	6,833	6.95%, 08/12/2031 ☼	3,220
PEN	601	7.84%, 08/12/2020	285
PEN	884	8.20%, 08/12/2026	465
			9,414
		Philippines - 0.5%
		Philippines (Republic of)
PHP	4,730	4.13%, 11/08/2017	122
PHP	11,360	4.63%, 07/05/2017	299
PHP	15,730	5.00%, 08/18/2018	425
PHP	11,960	5.88%, 01/31/2018	335
			1,181
		Poland - 7.2%
		Poland (Republic of)
PLN	8,400	4.75%, 10/25/2016	2,829
PLN	6,956	5.25%, 10/25/2017 - 10/25/2020	2,487
PLN	5,350	5.50%, 04/25/2015 - 10/25/2019	1,824
PLN	25,736	5.75%, 04/25/2014 - 04/25/2029	9,545
			16,685
		Romania - 2.0%
		Romania (Republic of)
RON	6,170	5.80%, 10/26/2015	1,911
RON	2,570	5.85%, 07/28/2014	791
RON	6,010	5.95%, 06/11/2021	1,905
			4,607
		Russia - 5.3%
		Russia (Federation of)
RUB	32,595	7.05%, 01/19/2028	1,075
RUB	80,000	7.85%, 03/10/2018 §	2,773
RUB	235,371	8.15%, 02/03/2027 Δ	8,554
			12,402
		South Africa - 5.3%
		South Africa (Republic of)
ZAR	37,537	6.25%, 03/31/2036	3,588
ZAR	35,400	7.00%, 02/28/2031	3,827
ZAR	9,020	7.75%, 02/28/2023	1,113
ZAR	1,885	8.00%, 12/21/2018	232
ZAR	22,255	8.75%, 02/28/2048	2,762
ZAR	5,425	10.50%, 12/21/2026	804
			12,326
		South Korea - 3.0%
		Korea (Republic of)
KRW	2,748,580	3.25%, 12/10/2014	2,524
KRW	2,203,930	3.50%, 06/10/2014 - 03/10/2017	2,039
KRW	414,580	4.00%, 09/10/2015	389
KRW	1,970,990	4.50%, 03/10/2015	1,853
KRW	195,180	5.25%, 09/10/2015	188
			6,993
		Turkey - 6.5%
		Turkey (Republic of)
TRY	3,359	2.50%, 05/04/2016 ◄	1,991
TRY	6,031	3.00%, 02/23/2022 ◄	3,961
TRY	5,622	4.00%, 04/29/2015 - 04/01/2020 ◄	3,607
TRY	2,615	9.00%, 03/05/2014 - 01/27/2016	1,515
TRY	6,780	10.00%, 12/04/2013	3,894
			14,968
		Total foreign government obligations
		(cost $135,722)	$141,039

		Total long-term investments
		(cost $207,789)	$214,994

SHORT-TERM INVESTMENTS - 4.6%
		Repurchase Agreements - 3.5%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $326, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $332)
	$326	0.17%, 4/30/2013	$326

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬				Market Value ╪
SHORT-TERM INVESTMENTS - 4.6% - (continued)
		Repurchase Agreements - 3.5% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in
the amount of $888, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note
		0.75%, 2013, value of $905)
	$888	0.15%, 4/30/2013		$888
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,710, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $1,744)
	1,710	0.15%, 4/30/2013		1,710
		Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,375, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $2,422)
	2,374	0.14%, 4/30/2013		2,374
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $427, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $436)
	427	0.17%, 4/30/2013		427
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,447, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $1,476)
	1,447	0.14%, 4/30/2013		1,447
		TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,017, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $1,038)
	1,017	0.17%, 4/30/2013		1,017
		UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $18, collateralized by U.S. Treasury Note 3.88%, 2018, value of $19)
	18	0.13%, 4/30/2013		18
				8,207

		Commercial Paper - 1.1%
		Foreign Governments - 1.1%
		Nigeria (Federal Republic of)
NGN	46,360	10.80%, 11/7/2013 - 12/19/2013 ○		275
NGN	164,283	10.90%, 1/9/2014 - 3/20/2014 ○		948
NGN	199,127	11.72%, 4/10/2014 ○		1,141
				2,364
		Total short-term investments
		(cost $10,582)		$10,571

		Total investments
		(cost $218,371) ▲	97.3%	$225,565
		Other assets and liabilities	2.7%	6,232
		Total net assets	100.0%	$231,797

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $218,375 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,225
Unrealized Depreciation	(1,035)
Net Unrealized Appreciation	$7,190

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $18,602, which represents 8.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $45,810, which represents 19.8% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $641 at April 30, 2013.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $313 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $574, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ARS	Buy	07/10/2013	BOA	$492	$515	$23
ARS	Buy	08/30/2013	BOA	466	471	5
ARS	Buy	01/10/2014	UBS	291	292	1
ARS	Sell	08/30/2013	BOA	47	46	1
ARS	Sell	08/30/2013	BOA	413	424	(11)
ARS	Sell	07/10/2013	UBS	716	724	(8)
ARS	Sell	01/10/2014	UBS	311	292	19
AUD	Buy	06/19/2013	BCLY	631	635	4
AUD	Sell	06/19/2013	UBS	182	181	1
AUD	Sell	06/19/2013	UBS	108	108	–
AUD	Sell	06/19/2013	WEST	4,175	4,214	(39)
BRL	Buy	05/08/2013	BOA	274	275	1
BRL	Buy	06/04/2013	DEUT	502	500	(2)
BRL	Buy	06/04/2013	JPM	348	341	(7)
BRL	Buy	06/19/2013	MSC	–	–	–
BRL	Buy	05/08/2013	SSG	351	345	(6)
BRL	Buy	05/08/2013	UBS	1,666	1,675	9
BRL	Buy	05/08/2013	UBS	384	379	(5)
BRL	Buy	06/04/2013	UBS	1,208	1,222	14
BRL	Buy	06/04/2013	UBS	12,729	12,612	(117)
BRL	Sell	05/08/2013	CBK	844	836	8
BRL	Sell	06/04/2013	CBK	399	398	1

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Sell	06/04/2013	UBS	$3,253	$3,223	$30
BRL	Sell	06/04/2013	UBS	3,261	3,265	(4)
CAD	Buy	06/19/2013	UBS	637	649	12
CAD	Sell	06/19/2013	JPM	286	288	(2)
CAD	Sell	06/19/2013	UBS	3,237	3,306	(69)
CLP	Buy	12/09/2013	BOA	1,326	1,360	34
CLP	Buy	06/19/2013	CSFB	300	302	2
CLP	Buy	06/07/2013	SCB	5,498	5,570	72
CLP	Buy	12/09/2013	SSG	3,963	4,079	116
CLP	Buy	06/06/2013	UBS	5,293	5,570	277
CLP	Buy	08/08/2013	UBS	5,287	5,525	238
CLP	Buy	10/22/2013	UBS	5,351	5,516	165
CLP	Sell	06/07/2013	BOA	1,358	1,393	(35)
CLP	Sell	08/08/2013	BOA	1,344	1,381	(37)
CLP	Sell	10/22/2013	CBK	5,482	5,516	(34)
CLP	Sell	12/09/2013	SCB	5,368	5,438	(70)
CLP	Sell	06/07/2013	SSG	4,048	4,178	(130)
CLP	Sell	08/08/2013	SSG	4,022	4,143	(121)
CLP	Sell	06/06/2013	UBS	5,327	5,570	(243)
CLP	Sell	06/19/2013	UBS	7,620	7,667	(47)
CNY	Buy	11/14/2014	JPM	2,550	2,640	90
CNY	Sell	11/14/2014	DEUT	824	830	(6)
CNY	Sell	11/14/2014	JPM	1,800	1,810	(10)
COP	Buy	06/19/2013	BOA	5,245	5,188	(57)
COP	Buy	05/08/2013	DEUT	162	162	–
COP	Buy	05/08/2013	SSG	165	164	(1)
COP	Buy	05/08/2013	UBS	229	226	(3)
COP	Buy	06/19/2013	UBS	698	702	4
COP	Buy	06/19/2013	UBS	527	526	(1)
COP	Sell	06/19/2013	BOA	1,136	1,124	12
COP	Sell	06/19/2013	CBK	227	229	(2)
COP	Sell	06/19/2013	CSFB	193	193	–
COP	Sell	05/08/2013	UBS	230	227	3
COP	Sell	06/19/2013	UBS	1,549	1,571	(22)
CZK	Buy	06/19/2013	DEUT	2,326	2,382	56
CZK	Buy	06/19/2013	SCB	186	188	2
CZK	Sell	06/19/2013	CBK	1,088	1,117	(29)
CZK	Sell	06/19/2013	JPM	1,751	1,759	(8)
CZK	Sell	06/19/2013	UBS	161	163	(2)
EUR	Buy	06/19/2013	CSFB	338	344	6
EUR	Buy	06/19/2013	SCB	1,343	1,357	14
EUR	Buy	06/19/2013	UBS	28	28	–
EUR	Sell	05/06/2013	CBK	131	130	1
EUR	Sell	05/06/2013	CBK	897	915	(18)
EUR	Sell	05/15/2013	CBK	332	323	9
EUR	Sell	08/13/2013	CBK	471	495	(24)
EUR	Sell	05/06/2013	JPM	327	329	(2)
EUR	Sell	06/19/2013	JPM	8,547	8,686	(139)
EUR	Sell	06/19/2013	UBS	395	402	(7)
HRK	Buy	06/19/2013	JPM	2,548	2,611	63
HRK	Sell	06/19/2013	JPM	4,499	4,565	(66)
HUF	Buy	06/19/2013	CSFB	81	81	–
HUF	Buy	06/19/2013	JPM	3,011	3,142	131
HUF	Sell	05/03/2013	CSFB	82	82	–
HUF	Sell	06/19/2013	JPM	7,813	8,124	(311)
HUF	Sell	10/29/2013	JPM	780	756	24
HUF	Sell	06/19/2013	NAB	375	393	(18)
HUF	Sell	06/19/2013	SCB	2,437	2,434	3

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
HUF	Sell	06/19/2013	UBS	$35	$34	$1
HUF	Sell	06/19/2013	UBS	550	572	(22)
IDR	Buy	05/22/2013	BCLY	7,429	7,414	(15)
IDR	Buy	05/22/2013	JPM	398	399	1
IDR	Buy	05/22/2013	UBS	10,556	10,531	(25)
IDR	Sell	06/19/2013	BCLY	4,307	4,314	(7)
IDR	Sell	06/19/2013	CSFB	1,949	1,962	(13)
ILS	Sell	06/19/2013	JPM	3,832	3,938	(106)
ILS	Sell	06/19/2013	NAB	381	391	(10)
INR	Buy	06/19/2013	BOA	4,100	4,163	63
INR	Buy	06/19/2013	JPM	453	460	7
INR	Buy	06/19/2013	UBS	2,261	2,294	33
INR	Sell	06/19/2013	BCLY	724	727	(3)
INR	Sell	06/19/2013	CBK	204	207	(3)
INR	Sell	06/19/2013	JPM	2,077	2,115	(38)
ISN	Buy	05/06/2013	CBK	1,035	1,157	122
ISN	Buy	05/15/2013	CBK	1,895	1,952	57
ISN	Buy	07/02/2013	CBK	1,103	1,177	74
ISN	Buy	08/13/2013	CBK	599	678	79
ISN	Buy	11/06/2013	CBK	277	290	13
ISN	Sell	05/06/2013	CBK	1,137	1,156	(19)
JPY	Buy	06/19/2013	BNP	1,096	1,060	(36)
JPY	Sell	06/19/2013	BCLY	973	953	20
JPY	Sell	06/19/2013	UBS	110	107	3
KRW	Sell	06/19/2013	UBS	1,020	1,035	(15)
KRW	Sell	06/19/2013	WEST	5,723	5,770	(47)
KZT	Buy	05/21/2013	JPM	281	280	(1)
KZT	Sell	05/21/2013	CBK	1,955	1,956	(1)
KZT	Sell	05/21/2013	JPM	133	133	–
KZT	Sell	05/21/2013	JPM	124	125	(1)
MXN	Buy	06/19/2013	JPM	12,709	13,086	377
MXN	Buy	06/19/2013	RBC	896	922	26
MXN	Buy	06/19/2013	UBS	2,809	2,849	40
MXN	Buy	06/19/2013	UBS	331	330	(1)
MXN	Sell	06/19/2013	CBK	1,019	1,022	(3)
MXN	Sell	06/19/2013	DEUT	248	254	(6)
MXN	Sell	06/19/2013	SSG	3,618	3,649	(31)
MXN	Sell	06/19/2013	UBS	615	631	(16)
MYR	Buy	06/19/2013	BCLY	181	183	2
MYR	Buy	10/25/2013	BOA	396	393	(3)
MYR	Buy	06/19/2013	DEUT	1,153	1,151	(2)
MYR	Buy	06/19/2013	GSC	1,567	1,605	38
MYR	Buy	06/19/2013	JPM	14,360	14,812	452
MYR	Sell	06/19/2013	BCLY	3,527	3,520	7
MYR	Sell	06/19/2013	CBK	321	321	–
MYR	Sell	06/19/2013	JPM	530	540	(10)
NGN	Sell	06/19/2013	JPM	336	341	(5)
NZD	Buy	06/19/2013	BCLY	812	824	12
NZD	Sell	06/19/2013	JPM	406	415	(9)
NZD	Sell	06/19/2013	WEST	4,124	4,309	(185)
PEN	Buy	06/19/2013	SSG	3,196	3,126	(70)
PEN	Buy	06/19/2013	UBS	460	449	(11)
PEN	Sell	06/19/2013	CBK	273	268	5
PEN	Sell	06/19/2013	SCB	790	770	20
PEN	Sell	06/19/2013	SSG	6,132	6,001	131
PEN	Sell	06/19/2013	UBS	569	558	11
PHP	Buy	06/19/2013	BCLY	411	412	1
PHP	Buy	06/19/2013	DEUT	2,346	2,312	(34)

The accompanying notes are an integral part of these financial statements.

14

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
PHP	Sell	07/03/2013	CBK	$76	$78	$(2)
PHP	Sell	08/06/2013	DEUT	1,113	1,133	(20)
PHP	Sell	06/19/2013	JPM	1,413	1,387	26
PHP	Sell	07/03/2013	JPM	1,003	1,029	(26)
PHP	Sell	08/06/2013	JPM	299	306	(7)
PHP	Sell	06/19/2013	SCB	1,846	1,830	16
PHP	Sell	07/03/2013	SCB	841	864	(23)
PLN	Buy	06/19/2013	BCLY	228	230	2
PLN	Buy	06/19/2013	CSFB	11,197	11,303	106
PLN	Buy	06/19/2013	JPM	411	426	15
PLN	Buy	06/19/2013	UBS	233	236	3
PLN	Sell	06/19/2013	CBK	683	679	4
PLN	Sell	06/19/2013	CSFB	3,647	3,718	(71)
PLN	Sell	06/19/2013	GSC	450	467	(17)
PLN	Sell	06/19/2013	JPM	1,109	1,125	(16)
PLN	Sell	06/19/2013	SCB	4,119	4,123	(4)
PLN	Sell	06/19/2013	SSG	295	302	(7)
RON	Sell	06/19/2013	CBK	743	765	(22)
RON	Sell	06/19/2013	DEUT	2,727	2,867	(140)
RON	Sell	06/19/2013	JPM	1,972	2,032	(60)
RUB	Buy	06/19/2013	CSFB	320	319	(1)
RUB	Buy	05/21/2013	JPM	1,453	1,423	(30)
RUB	Buy	06/19/2013	JPM	3,479	3,500	21
RUB	Buy	06/19/2013	JPM	5,965	5,924	(41)
RUB	Sell	06/19/2013	CBK	629	634	(5)
RUB	Sell	06/19/2013	JPM	2,688	2,673	15
RUB	Sell	06/19/2013	JPM	304	304	–
RUB	Sell	06/19/2013	SCB	2,809	2,877	(68)
SGD	Buy	06/19/2013	BCLY	344	345	1
SGD	Sell	06/19/2013	BNP	2,092	2,119	(27)
SGD	Sell	06/19/2013	JPM	157	158	(1)
THB	Buy	06/19/2013	BCLY	1,085	1,096	11
THB	Buy	06/19/2013	BNP	737	737	–
THB	Buy	06/19/2013	BOA	917	927	10
THB	Buy	06/19/2013	CBK	1,650	1,666	16
THB	Buy	06/19/2013	DEUT	658	664	6
THB	Buy	06/19/2013	JPM	2,691	2,722	31
THB	Buy	06/19/2013	JPM	221	221	–
THB	Buy	06/19/2013	MSC	5,581	5,637	56
THB	Buy	06/19/2013	UBS	1,016	1,028	12
THB	Sell	06/19/2013	BCLY	2,228	2,193	35
THB	Sell	06/19/2013	SCB	152	154	(2)
TRY	Buy	06/04/2013	BCLY	274	272	(2)
TRY	Buy	06/04/2013	BOA	224	222	(2)
TRY	Buy	06/19/2013	CSFB	10,971	11,107	136
TRY	Buy	06/04/2013	DEUT	1,967	2,200	233
TRY	Buy	06/19/2013	JPM	3,022	3,054	32
TRY	Buy	06/19/2013	UBS	447	455	8
TRY	Sell	06/19/2013	CBK	1,365	1,364	1
TRY	Sell	06/19/2013	CSFB	296	296	–
TRY	Sell	06/19/2013	JPM	4,303	4,377	(74)
TRY	Sell	06/19/2013	UBS	5,098	5,134	(36)
UYU	Buy	06/18/2013	JPM	315	315	–
UYU	Sell	06/27/2013	CBK	405	408	(3)
UYU	Sell	07/11/2013	CBK	946	951	(5)
UYU	Sell	06/18/2013	JPM	361	367	(6)
UYU	Sell	06/20/2013	JPM	134	136	(2)
UYU	Sell	06/27/2013	JPM	358	361	(3)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
VND	Buy	05/28/2013	CBK	$541	$551	$10
VND	Buy	05/28/2013	CBK	238	238	–
VND	Buy	09/30/2013	CBK	67	67	–
VND	Buy	09/30/2013	JPM	150	149	(1)
ZAR	Buy	06/19/2013	CBK	3,085	3,178	93
ZAR	Buy	06/19/2013	CBK	1,630	1,626	(4)
ZAR	Buy	06/19/2013	JPM	9,170	9,444	274
ZAR	Buy	06/19/2013	UBS	914	939	25
ZAR	Sell	06/19/2013	CBK	512	521	(9)
ZAR	Sell	06/19/2013	CSFB	536	555	(19)
ZAR	Sell	06/19/2013	JPM	4,672	4,790	(118)
						$909

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
China (People's Republic of)	BCLY	$580	(1.00)% / 0.60%	09/20/17	$12	$(10)	$(22)
China (People's Republic of)	BCLY	650	(1.00)% / 0.65%	12/20/17	(8)	(11)	(3)
China (People's Republic of)	BOA	465	(1.00)% / 0.65%	12/20/17	(6)	(8)	(2)
China (People's Republic of)	DEUT	1,166	(1.00)% / 0.60%	09/20/17	1	(20)	(21)
Total					$(1)	$(49)	$(48)
Sell protection:
China (People's Republic of)	BCLY	$650	1.00% / 0.26%	12/20/14	$11	$8	$(3)
China (People's Republic of)	BOA	451	1.00% / 0.26%	12/20/14	8	6	(2)
China (People's Republic of)	DEUT	1,100	1.00% / 0.23%	09/20/14	16	12	(4)
Total					$35	$26	$(9)
Total single name issues					$34	$(23)	$(57)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

16

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	3.05% Fixed	KRW CD KSDA	KRW	1,085,714	09/06/22	$–	$(7)	$(7)
BCLY	3.44% Fixed	KRW CD KSDA	KRW	264,538	07/03/22	–	(14)	(14)
BCLY	3.69% Fixed	KRW CD KSDA	KRW	99,625	08/12/31	–	(11)	(11)
BCLY	3M TELBOR	5.09% Fixed	ILS	2,845	12/20/22	–	26	26
BOA	3.27% Fixed	KRW CD KSDA	KRW	2,449,505	12/04/22	–	(32)	(32)
BOA	BZDIOVRA	8.23% Fixed	BRL	7,941	01/02/15	–	31	31
BOA	BZDIOVRA	8.95% Fixed	BRL	1,873	01/02/23	–	(33)	(33)
CBK	6M WIBOR PLN	3.52% Fixed	PLN	4,720	03/20/18	–	49	49
CBK	CLICP Camara	5.44% Fixed	CLP	311,360	03/20/18	–	16	16
DEUT	2.30% Fixed	CLICP Camara	CLP	115,870	12/06/17	–	(2)	(2)
DEUT	2.33% Fixed	CLICP Camara	CLP	115,895	12/07/17	–	(3)	(3)
DEUT	3.10% Fixed	KRW CD KSDA	KRW	1,003,708	08/31/32	–	(29)	(29)
DEUT	3.24% Fixed	KRW CD KSDA	KRW	1,591,985	12/04/22	–	(19)	(19)
DEUT	3.27% Fixed	KRW CD KSDA	KRW	7,547,086	08/23/22	–	(110)	(110)
DEUT	3.71% Fixed	KRW CD KSDA	KRW	275,100	11/03/31	–	(31)	(31)
DEUT	3.79% Fixed	KRW CD KSDA	KRW	598,543	04/03/22	–	(47)	(47)
DEUT	3M TELBOR	4.41% Fixed	ILS	1,415	05/04/22	–	44	44
DEUT	7.22% Fixed	BZDIOVRA	BRL	30,467	07/01/13	–	1	1
DEUT	BZDIOVRA	10.50% Fixed	BRL	333	01/02/17	–	18	18
DEUT	BZDIOVRA	10.55% Fixed	BRL	692	01/02/17	–	39	39
DEUT	BZDIOVRA	10.61% Fixed	BRL	347	01/02/17	–	20	20
DEUT	BZDIOVRA	9.12% Fixed	BRL	7,875	01/02/17	–	77	77
DEUT	CLICP Camara	5.35% Fixed	CLP	115,870	12/06/17	–	5	5
DEUT	CLICP Camara	5.37% Fixed	CLP	115,895	12/07/17	–	5	5
DEUT	CLICP Camara	5.38% Fixed	CLP	172,670	01/11/18	–	8	8
DEUT	CLICP Camara	5.38% Fixed	CLP	172,670	01/16/18	–	8	8
DEUT	CLICP Camara	5.40% Fixed	CLP	552,975	03/20/18	–	27	27
DEUT	KRW CD KSDA	2.65% Fixed	KRW	4,961,760	09/06/15	–	11	11
DEUT	KRW CD KSDA	2.73% Fixed	KRW	4,961,445	09/03/15	–	19	19
GSC	1.38% Fixed	6M CZK PRIBOR Reference Banks	CZK	20,820	03/20/23	–	(19)	(19)
GSC	1.45% Fixed	6M CZK PRIBOR Reference Banks	CZK	21,335	03/20/23	–	(27)	(27)
GSC	1.56% Fixed	6M CZK PRIBOR Reference Banks	CZK	47,600	03/20/23	–	(87)	(87)
GSC	1.81% Fixed	3M TELBOR	ILS	7,080	06/19/15	–	(7)	(7)
GSC	1.99% Fixed	CLICP Camara	CLP	114,070	09/24/17	–	(4)	(4)
GSC	2.13% Fixed	CLICP Camara	CLP	120,660	09/10/17	–	(3)	(3)
GSC	2.13% Fixed	CLICP Camara	CLP	115,952	10/23/17	–	(3)	(3)
GSC	2.15% Fixed	CLICP Camara	CLP	244,290	11/20/17	–	(3)	(3)
GSC	2.18% Fixed	6M CZK PRIBOR Reference Banks	CZK	27,050	06/08/22	–	(44)	(44)
GSC	2.19% Fixed	CLICP Camara	CLP	244,440	11/23/17	–	(4)	(4)
GSC	2.20% Fixed	CLICP Camara	CLP	244,340	11/21/17	–	(4)	(4)
GSC	2.23% Fixed	6M CZK PRIBOR Reference Banks	CZK	40,358	09/07/22	–	(65)	(65)
GSC	3M JIBAR	7.00% Fixed	ZAR	7,109	08/21/27	–	11	11
GSC	3M TELBOR	5.06% Fixed	ILS	4,240	03/21/23	–	32	32
GSC	6M WIBOR PLN	4.48% Fixed	PLN	3,135	08/10/22	–	116	116
GSC	6M WIBOR PLN	4.49% Fixed	PLN	3,132	08/10/22	–	117	117
GSC	6M WIBOR PLN	4.73% Fixed	PLN	1,771	06/20/17	–	43	43
GSC	BZDIOVRA	10.64% Fixed	BRL	2,177	01/02/17	–	33	33
GSC	CLICP Camara	5.02% Fixed	CLP	120,700	09/10/17	–	2	2
GSC	CLICP Camara	5.13% Fixed	CLP	124,860	10/23/17	–	3	3
GSC	CLICP Camara	5.15% Fixed	CLP	261,610	11/20/17	–	7	7
GSC	CLICP Camara	5.16% Fixed	CLP	114,105	09/24/17	–	3	3
GSC	CLICP Camara	5.20% Fixed	CLP	261,610	11/21/17	–	8	8

The accompanying notes are an integral part of these financial statements.

17

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Interest Rate Swap Contracts Outstanding at April 30, 2013  - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GSC	CLICP Camara	5.22% Fixed	CLP	261,605	11/23/17	$–	$9	$9
GSC	CLICP Camara	5.38% Fixed	CLP	264,780	01/17/18	–	12	12
GSC	CLICP Camara	5.42% Fixed	CLP	552,975	03/20/18	–	28	28
JPM	2.08% Fixed	6M CZK PRIBOR Reference Banks	CZK	53,650	12/19/22	–	(60)	(60)
JPM	2.12% Fixed	6M CZK PRIBOR Reference Banks	CZK	46,075	03/21/23	–	(51)	(51)
JPM	2.18% Fixed	6M CZK PRIBOR Reference Banks	CZK	12,640	08/21/22	–	(19)	(19)
JPM	2.23% Fixed	6M CZK PRIBOR Reference Banks	CZK	12,645	08/21/22	–	(21)	(21)
JPM	2.25% Fixed	6M CZK PRIBOR Reference Banks	CZK	18,965	08/21/22	–	(32)	(32)
JPM	2.30% Fixed	6M CZK PRIBOR Reference Banks	CZK	33,954	08/21/22	–	(61)	(61)
JPM	2.32% Fixed	6M CZK PRIBOR Reference Banks	CZK	6,940	08/21/22	–	(13)	(13)
JPM	2.34% fixed	6M CZK PRIBOR Reference Banks	CZK	15,650	05/21/22	–	(32)	(32)
JPM	2.39% Fixed	6M CZK PRIBOR Reference Banks	CZK	11,440	05/21/22	–	(25)	(25)
JPM	3M TELBOR	5.03% Fixed	ILS	6,335	12/20/22	–	53	53
JPM	3M TELBOR	5.06% Fixed	ILS	1,760	12/20/22	–	15	15
JPM	3M TELBOR	5.11% Fixed	ILS	1,685	12/20/22	–	16	16
JPM	4.13% Fixed	KRW CD KSDA	KRW	371,000	06/21/31	–	(61)	(61)
JPM	6M CZK PRIBOR Reference Banks	0.92% Fixed	CZK	39,210	11/06/17	–	20	20
JPM	6M WIBOR PLN	3.55% Fixed	PLN	7,515	03/20/18	–	80	80
JPM	6M WIBOR PLN	4.53% Fixed	PLN	9,515	12/20/22	–	147	147
MSC	2.58% Fixed	6M CZK PRIBOR Reference Banks	CZK	8,000	05/09/22	–	(21)	(21)
MSC	2.60% Fixed	6M CZK PRIBOR Reference Banks	CZK	34,520	05/09/22	–	(93)	(93)
						$–	$62	$62

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

18

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
GHS	Ghanaian Cedi
HRK	Croatian Kuna
HUF	Hungarian Forint
IDR	Indonesian New Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
ISN	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish New Zloty
RON	New Romanian Leu
RUB	New Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
UYU	Uruguayan Peso
VND	Vietnamese Dong
ZAR	South African Rand
ZMK	Zambian Kwacha

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
PRIBOR	Prague Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

19

The Hartford Emerging Markets Local Debt Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	73,955	–	73,175	780
Foreign Government Obligations	141,039	–	139,712	1,327
Short-Term Investments	10,571	–	10,571	–
Total	$225,565	$–	$223,458	$2,107
Foreign Currency Contracts *	4,244	–	4,244	–
Interest Rate Swaps *	1,159	–	1,159	–
Total	$5,403	$–	$5,403	$–
Liabilities:
Credit Default Swaps *	57	–	57	–
Foreign Currency Contracts *	3,335	–	3,335	–
Interest Rate Swaps *	1,097	–	1,097	–
Total	$4,489	$–	$4,489	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Corporate Bonds and Foreign Government Obligations	$4,847	$231	$(69	)†	$4	$505	$(2,898)	$—	$(512)	$2,108
Total	$4,847	$231	$(69)		$4	$505	$(2,898)	$—	$(512)	$2,108

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $320.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Emerging Markets Local Debt Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $218,371)	$225,565
Foreign currency on deposit with custodian (cost $639)	640
Unrealized appreciation on foreign currency contracts	4,244
Unrealized appreciation on swap contracts	1,159
Receivables:
Investment securities sold	2,058
Fund shares sold	1,386
Dividends and interest	3,708
Swap premiums paid	48
Other assets	63
Total assets	238,871
Liabilities:
Unrealized depreciation on foreign currency contracts	3,335
Unrealized depreciation on swap contracts	1,154
Bank overdraft	869
Payables:
Investment securities purchased	944
Fund shares redeemed	321
Investment management fees	38
Dividends	34
Administrative fees	—
Distribution fees	2
Collateral received from broker	313
Accrued expenses	32
Swap premiums received	14
Other liabilities	18
Total liabilities	7,074
Net assets	$231,797
Summary of Net Assets:
Capital stock and paid-in-capital	$218,197
Undistributed net investment income	184
Accumulated net realized gain	5,303
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	8,113
Net assets	$231,797

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.51/$11.01
Shares outstanding	2,531
Net assets	$26,594
Class C: Net asset value per share	$10.50
Shares outstanding	527
Net assets	$5,535
Class I: Net asset value per share	$10.50
Shares outstanding	3,832
Net assets	$40,217
Class R3: Net asset value per share	$10.50
Shares outstanding	217
Net assets	$2,280
Class R4: Net asset value per share	$10.50
Shares outstanding	214
Net assets	$2,250
Class R5: Net asset value per share	$10.50
Shares outstanding	215
Net assets	$2,263
Class Y: Net asset value per share	$10.47
Shares outstanding	14,581
Net assets	$152,658

The accompanying notes are an integral part of these financial statements.

21

The Hartford Emerging Markets Local Debt Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Interest	$5,015
Less: Foreign tax withheld	(259)
Total investment income	4,756

Expenses:
Investment management fees	902
Administrative services fees
Class R3	2
Class R4	2
Class R5	1
Transfer agent fees
Class A	11
Class C	2
Class I	14
Class R3	—
Class Y	1
Distribution fees
Class A	28
Class C	23
Class R3	5
Class R4	3
Custodian fees	43
Accounting services fees	18
Registration and filing fees	44
Board of Directors' fees	2
Audit fees	7
Other expenses	8
Total expenses (before waivers)	1,116
Expense waivers	(211)
Total waivers	(211)
Total expenses, net	905
Net Investment Income	3,851
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	4,275
Net realized gain on swap contracts	80
Net realized gain on foreign currency contracts	1,402
Net realized gain on other foreign currency transactions	7
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	5,764
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,787
Net unrealized depreciation of swap contracts	(231)
Net unrealized appreciation of foreign currency contracts	553
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(17)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,092
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,856
Net Increase in Net Assets Resulting from Operations	$12,707

The accompanying notes are an integral part of these financial statements.

22

The Hartford Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$3,851	$3,544
Net realized gain on investments, other financial instruments and foreign currency transactions	5,764	989
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	3,092	6,781
Net Increase in Net Assets Resulting from Operations	12,707	11,314
Distributions to Shareholders:
From net investment income
Class A	(438)	(522)
Class C	(72)	(91)
Class I	(609)	(623)
Class R3	(38)	(56)
Class R4	(40)	(61)
Class R5	(44)	(67)
Class Y	(2,443)	(1,485)
Total from net investment income	(3,684)	(2,905)
From net realized gain on investments
Class A	(118)	—
Class C	(22)	—
Class I	(136)	—
Class R3	(12)	—
Class R4	(12)	—
Class R5	(12)	—
Class Y	(455)	—
Total from net realized gain on investments	(767)	—
Total distributions	(4,451)	(2,905)
Capital Share Transactions:
Class A	5,131	1,200
Class C	1,475	(608)
Class I	15,220	13,211
Class R3	64	61
Class R4	52	61
Class R5	56	67
Class Y	72,082	57,056
Net increase from capital share transactions	94,080	71,048
Net Increase in Net Assets	102,336	79,457
Net Assets:
Beginning of period	129,461	50,004
End of period	$231,797	$129,461
Undistributed (distribution in excess of) net investment income (loss)	$184	$17

The accompanying notes are an integral part of these financial statements.

23

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Emerging Markets Local Debt Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

24

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

25

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

26

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Dividends from net investment income are declared and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial

27

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

28

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Cross Currency Swap Contracts – The Fund may enter into cross currency swap contracts to gain or mitigate exposure on currency risk. Cross currency swap contracts involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rate terms in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. The Fund had no outstanding cross currency swaps as of April 30, 2013.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of

29

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

30

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4,244	$—	$—	$—	$—	$4,244
Unrealized appreciation on swap contracts	1,159	—	—	—	—	—	1,159
Total	$1,159	$4,244	$—	$—	$—	$—	$5,403

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,335	$—	$—	$—	$—	$3,335
Unrealized depreciation on swap contracts	1,097	—	57	—	—	—	1,154
Total	$1,097	$3,335	$57	$—	$—	$—	$4,489

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$140	$—	$(60)	$—	$—	$—	$80
Net realized gain on foreign currency contracts	—	1,402	—	—	—	—	1,402
Total	$140	$1,402	$(60)	$—	$—	$—	$1,482

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(203)	$5	$(33)	$—	$—	$—	$(231)
Net change in unrealized appreciation of foreign currency contracts	—	553	—	—	—	—	553
Total	$(203)	$558	$(33)	$—	$—	$—	$322

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a

31

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$2,903	$382
Tax Return of Capital	—	70

* Commenced operations on May 31, 2011.

32

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$330
Undistributed Long-Term Capital Gain	437
Unrealized Appreciation *	4,577
Total Accumulated Earnings	$5,344

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(727)
Accumulated Net Realized Gain (Loss)	727

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had no capital loss carryforwards for U.S. federal income tax purposes.

During the year ended October 31, 2012, the Fund utilized $1,172 of prior year short term capital loss carryforwards and $749 of prior year long term capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment

33

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $4.5 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

The investment manager contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.90%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $62 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

34

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	17%
Class C	40
Class R3	98
Class R4	100
Class R5	100
Class Y	2

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$169,652
Sales Proceeds Excluding U.S. Government Obligations	78,582

35

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,050	54	(612)	—	492	1,043	55	(995)	—	103
Amount	$10,820	$554	$(6,243)	$—	$5,131	$10,018	$516	$(9,334)	$—	$1,200
Class C
Shares	168	9	(34)	—	143	57	10	(135)	—	(68)
Amount	$1,732	$90	$(347)	$—	$1,475	$542	$90	$(1,240)	$—	$(608)
Class I
Shares	1,855	65	(452)	—	1,468	1,711	66	(377)	—	1,400
Amount	$19,158	$662	$(4,600)	$—	$15,220	$16,172	$623	$(3,584)	$—	$13,211
Class R3
Shares	1	5	—	—	6	1	6	—	—	7
Amount	$15	$50	$(1)	$—	$64	$5	$56	$—	$—	$61
Class R4
Shares	—	5	—	—	5	—	6	—	—	6
Amount	$—	$52	$—	$—	$52	$—	$61	$—	$—	$61
Class R5
Shares	—	5	—	—	5	—	7	—	—	7
Amount	$—	$56	$—	$—	$56	$—	$67	$—	$—	$67
Class Y
Shares	9,408	278	(2,641)	—	7,045	6,404	156	(479)	—	6,081
Amount	$96,444	$2,834	$(27,196)	$—	$72,082	$59,837	$1,485	$(4,266)	$—	$57,056
Total
Shares	12,482	421	(3,739)	—	9,164	9,216	306	(1,986)	—	7,536
Amount	$128,169	$4,298	$(38,387)	$—	$94,080	$86,574	$2,898	$(18,424)	$—	$71,048

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees

36

and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

37

The Hartford Emerging Markets Local Debt Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$10.02	$0.20	$0.54	$0.74	$(0.19)	$(0.06)	$–	$(0.25)	$10.51
C	10.01	0.16	0.54	0.70	(0.15)	(0.06)	–	(0.21)	10.50
I	10.01	0.21	0.54	0.75	(0.20)	(0.06)	–	(0.26)	10.50
R3	10.01	0.19	0.53	0.72	(0.17)	(0.06)	–	(0.23)	10.50
R4	10.01	0.21	0.53	0.74	(0.19)	(0.06)	–	(0.25)	10.50
R5	10.01	0.22	0.53	0.75	(0.20)	(0.06)	–	(0.26)	10.50
Y	9.98	0.22	0.54	0.76	(0.21)	(0.06)	–	(0.27)	10.47

For the Year Ended October 31, 2012 (F)
A	9.24	0.37	0.71	1.08	(0.30)	–	–	(0.30)	10.02
C	9.24	0.30	0.70	1.00	(0.23)	–	–	(0.23)	10.01
I	9.23	0.40	0.71	1.11	(0.33)	–	–	(0.33)	10.01
R3	9.24	0.34	0.70	1.04	(0.27)	–	–	(0.27)	10.01
R4	9.24	0.37	0.70	1.07	(0.30)	–	–	(0.30)	10.01
R5	9.24	0.40	0.70	1.10	(0.33)	–	–	(0.33)	10.01
Y	9.21	0.41	0.69	1.10	(0.33)	–	–	(0.33)	9.98

From May 31, 2011 (commencement of operations), through October 31, 2011
A(G)	10.00	0.01	(0.77)	(0.76)	0.02	–	(0.02)	–	9.24
C(G)	10.00	0.11	(0.77)	(0.66)	(0.08)	–	(0.02)	(0.10)	9.24
I(G)	10.00	0.14	(0.77)	(0.63)	(0.12)	–	(0.02)	(0.14)	9.23
R3(G)	10.00	0.14	(0.79)	(0.65)	(0.09)	–	(0.02)	(0.11)	9.24
R4(G)	10.00	0.15	(0.78)	(0.63)	(0.11)	–	(0.02)	(0.13)	9.24
R5(G)	10.00	0.16	(0.78)	(0.62)	(0.12)	–	(0.02)	(0.14)	9.24
Y(G)	10.00	0.15	(0.80)	(0.65)	(0.12)	–	(0.02)	(0.14)	9.21

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)	Commenced operations on May 31, 2011.

38

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

7.47	%(D)	$26,594	1.48	%(E)	1.25	%(E)	4.03	%(E)	49%
7.12	(D)	5,535	2.20	(E)	1.97	(E)	3.31	(E)	–
7.62	(D)	40,217	1.23	(E)	0.99	(E)	4.27	(E)	–
7.31	(D)	2,280	1.84	(E)	1.55	(E)	3.75	(E)	–
7.47	(D)	2,250	1.54	(E)	1.25	(E)	4.05	(E)	–
7.63	(D)	2,263	1.24	(E)	0.95	(E)	4.35	(E)	–
7.68	(D)	152,658	1.13	(E)	0.90	(E)	4.34	(E)	–

11.96		20,430	1.65		1.24		3.96		99
11.03		3,846	2.38		1.97		3.22		–
12.28		23,655	1.37		0.96		4.27		–
11.48		2,112	2.02		1.55		3.65		–
11.81		2,094	1.72		1.25		3.95		–
12.15		2,103	1.42		0.95		4.25		–
12.25		75,221	1.31		0.90		4.37		–

(6.37	)(D)	17,895	1.66	(E)	1.20	(E)	3.77	(E)	61
(6.64	)(D)	4,178	2.40	(E)	1.94	(E)	3.00	(E)	–
(6.37	)(D)	8,900	1.52	(E)	1.00	(E)	3.86	(E)	–
(6.50	)(D)	1,888	2.05	(E)	1.55	(E)	3.48	(E)	–
(6.39	)(D)	1,872	1.75	(E)	1.25	(E)	3.78	(E)	–
(6.28	)(D)	1,874	1.45	(E)	0.95	(E)	4.08	(E)	–
(6.56	)(D)	13,397	1.36	(E)	0.90	(E)	4.13	(E)	–

39

The Hartford Emerging Markets Local Debt Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

40

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

41

The Hartford Emerging Markets Local Debt Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

The Hartford Emerging Markets Local Debt Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,074.70	$6.42	$1,000.00	$1,018.60	$6.25	1.25%	181	365
Class C	$1,000.00	$1,071.20	$10.12	$1,000.00	$1,015.02	$9.85	1.97	181	365
Class I	$1,000.00	$1,076.20	$5.12	$1,000.00	$1,019.87	$4.98	0.99	181	365
Class R3	$1,000.00	$1,073.10	$7.98	$1,000.00	$1,017.10	$7.76	1.55	181	365
Class R4	$1,000.00	$1,074.70	$6.44	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R5	$1,000.00	$1,076.30	$4.90	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class Y	$1,000.00	$1,076.80	$4.64	$1,000.00	$1,020.33	$4.51	0.90	181	365

43

The Hartford Emerging Markets Local Debt Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Emerging Markets Local Debt Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

44

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

The Hartford Emerging Markets Local Debt Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

46

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-EMLD13 4/13 113971 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD EMERGING MARKETS RESEARCH FUND 2013 Semi Annual Report

The Hartford Emerging Markets Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Research Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview    5/31/11 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Emerging Markets Research A#	5.96%	5.21%	-5.70%
Emerging Markets Research A##		-0.57%	-8.44%
Emerging Markets Research C#	5.64%	4.51%	-6.39%
Emerging Markets Research C##		3.51%	-6.39%
Emerging Markets Research I#	6.16%	5.53%	-5.41%
Emerging Markets Research R3#	5.97%	5.09%	-5.95%
Emerging Markets Research R4#	5.98%	5.23%	-5.71%
Emerging Markets Research R5#	6.15%	5.52%	-5.43%
Emerging Markets Research Y#	6.18%	5.68%	-5.34%
MSCI Emerging Markets Index	5.40%	4.34%	-3.23%

†	Not Annualized
▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Research Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Research Class A	1.65%	2.05%
Emerging Markets Research Class C	2.40%	2.78%
Emerging Markets Research Class I	1.40%	1.73%
Emerging Markets Research Class R3	1.85%	2.42%
Emerging Markets Research Class R4	1.55%	2.12%
Emerging Markets Research Class R5	1.25%	1.82%
Emerging Markets Research Class Y	1.20%	1.38%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Cheryl M. Duckworth, CFA
Senior Vice President and Associate Director of Global Industry Research

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Research Fund returned 5.96%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned 5.40% for the same period. The Fund underperformed the average return of the Lipper’s Emerging Markets Equity Funds peer group of 7.18%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Investors’ enthusiasm for stocks was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, the market responded favorably to the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Emerging Markets equities (+5.4%) lagged the broader global equity markets, which were up 13.8% for the period, as measured by the MSCI All Country World Index. Within the benchmark, eight of ten sectors posted positive returns for the period. Financials (+12.4%), Consumer Staples (+11.3%), and Information Technology (+11.2%) led the index higher, while Materials (-6.0%) and Energy (-3.4%) declined.

The Fund’s outperformance relative to the MSCI Emerging Markets Index was driven primarily by strong stock selection in the Financials, Utilities, and Information Technology sectors. This was partially offset by weaker stock selection in Materials and Energy.

Top contributors to the Fund’s benchmark-relative performance were PTT Global Chemical (Materials), Discovery Holdings (Financials), and ENN Energy Holdings (Utilities). Shares of Thailand-based PTT Global Chemical, a fully integrated petrochemical and chemical company, moved higher as both the demand for oil and government investment in domestic infrastructure increased during the period. Shares of South Africa-based Discovery Holdings, a health and life insurance company, rose after the company announced that normalized profit from operations rose by 21% for the first half of their fiscal year. Shares of China-based ENN Energy Holdings, a natural gas distributor in China, rose as the demand for and growth potential of natural gas in China remained strong. Korea-based Samsung Electronics (Information Technology) and Taiwan Semiconductor Manufacturing (Information Technology) were also top contributors to the Fund’s absolute performance.

Perseus Mining (Materials), Continental Gold (Materials), and China Shenhua Energy (Energy) were the top detractors from both benchmark-relative and absolute performance during the period. Shares of Perseus Mining, a gold developer in Australia, declined during the period over concerns about lower short-term production at their Edikan gold mine in Ghana. Shares of Canada-based Continental Gold, an exploration company, declined as the price of gold fell. Shares

3

The Hartford Emerging Markets Research Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

of China Shenhua Energy, an integrated coal-based energy company focusing on the coal and power businesses in China, declined after the company reported lackluster earnings as a result of falling coal prices.

What is the outlook?

As the recovery since the global financial crisis continues, we believe the deleveraging process is more advanced than may be generally perceived. Although we believe further deleveraging will need to take place within the banking systems of peripheral European countries, we have seen a great deal of progress made in the euro area’s banking system which, in aggregate, is close to being self-funded. We look forward to better growth momentum in the euro area and, in general, a more stable and diversified global macroeconomic environment in 2013. Some of the increase in macroeconomic stability should be attributed to China and other emerging markets, which have steadily gained share in the global economy while the developed world has delevered. Wage increases and credit expansion are fueling an increase in domestic consumption in many emerging markets. We also see initial signs that policy initiatives to spur growth in Brazil’s industrial sector are beginning to gain traction. We do, however, see increased regulatory interventions throughout the emerging world and these can impact profitability of certain sectors.

Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Energy sector and most underweight the Industrials sector relative to the Fund’s benchmark. In terms of regional allocation, the Fund ended the period most overweight Asia/Pacific and most underweight Latin America relative to the Fund’s benchmark.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.9%
Banks (Financials)	17.6
Capital Goods (Industrials)	2.0
Consumer Durables and Apparel (Consumer Discretionary)	1.6
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	2.5
Energy (Energy)	14.5
Food and Staples Retailing (Consumer Staples)	0.9
Food, Beverage and Tobacco (Consumer Staples)	5.9
Health Care Equipment and Services (Health Care)	0.2
Household and Personal Products (Consumer Staples)	1.5
Insurance (Financials)	6.0
Materials (Materials)	10.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	1.1
Real Estate (Financials)	2.4
Retailing (Consumer Discretionary)	3.0
Semiconductors and Semiconductor Equipment (Information Technology)	10.3
Software and Services (Information Technology)	0.6
Technology Hardware and Equipment (Information Technology)	3.6
Telecommunication Services (Services)	7.3
Transportation (Industrials)	0.1
Utilities (Utilities)	4.8
Short-Term Investments	0.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Emerging Markets Research Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Argentina - 0.2%
5	Mercadolibre, Inc.	$489

	Australia - 1.6%
2,776	Perseus Mining Ltd. ●	3,923

	Brazil - 8.0%
345	Banco Santander Brasil S.A.	2,558
188	Braskem S.A. ●	1,635
181	Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,583
61	Cia Paranaense de Energia-Copel	1,081
306	HRT Participacoes em Petroleo S.A. ●	675
13	Localiza Rent a Car S.A.	231
18	Lojas Americanas S.A.	155
765	Petroleo Brasileiro S.A.	7,631
72	Souza Cruz S.A.	1,100
70	Telefonica Brasil S.A.	1,853
		19,502
	British Virgin Islands - 0.1%
18	Arcos Dorados Holdings, Inc. Class A	244

	Canada - 0.6%
308	Continental Gold Ltd. ●	1,520

	Chile - 0.5%
105	S.A.C.I. Falabella	1,200

	China - 9.4%
4,604	China Construction Bank	3,864
1,592	China Pacific Insurance Co., Ltd.	5,739
1,840	China Shenhua Energy Co., Ltd.	6,524
434	Dongfeng Motor Group Co., Ltd.	648
2,918	Greatview Aseptic Packaging Co., Ltd.	1,743
4,847	Industrial & Commercial Bank of China Ltd.	3,416
396	Shandong Weigao Group Medical Polymer Co., Ltd.	382
268	Stella International Holdings Ltd.	789
		23,105
	Czech Republic - 1.0%
12	Komercni Banka A.S.	2,354

	Hong Kong - 13.0%
5,376	AMVIG Holdings Ltd.	2,079
115	ASM Pacific Technology Ltd.	1,189
373	China Mobile Ltd.	4,097
918	China Overseas Grand Oceans Group Ltd.	1,447
824	China Taiping Insurance Holdings Co., Ltd. ●	1,405
574	China Unicom Ltd.	828
2,597	CNOOC Ltd.	4,863
383	Daphne International Holdings Ltd.	399
495	ENN Energy Holdings Ltd.	2,866
51	Galaxy Entertainment Group Ltd. ●	229
2,057	GOME Electrical Appliances Holdings Ltd. ●	207
2,534	Guangdong Investment Ltd.	2,453
1,397	Huabao International Holdings Ltd.	642
471	Intime Department Store Group Co., Ltd.	559
1,502	Lenovo Group Ltd.	1,374
359	MGM China Holdings Ltd.	846
750	Oriental Watch Holdings Ltd.	245
308	Sun Art Retail Group Ltd.	431
646	Vinda International Holdings Ltd.	846
517	Yingde Gases	499
3,015	Zhongsheng Group Holdings Ltd.	4,195
		31,699
	India - 11.4%
75	Axis Bank Ltd.	2,089
355	Cairn India Ltd.	2,062
9	Colgate Palmolive India Ltd.	243
48	Dr. Reddy's Laboratories Ltd. ADR	1,814
22	Glaxosmithkline Consumer Healthcare Ltd.	1,676
73	HCL Technologies Ltd.	982
1,071	ITC Ltd.	6,546
602	Marico Ltd.	2,519
198	Nava Bharat Ventures Ltd.	603
491	NTPC Ltd.	1,435
413	Oil & Natural Gas Corp., Ltd.	2,511
349	Reliance Industries Ltd.	5,109
7	United Spirits Ltd.	294
		27,883
	Indonesia - 1.5%
874	Astra International Tbk PT	661
11,072	Bekasi Fajar Industrial Estate Tbk PT ●	1,139
259	Mayora Indah PT	800
286	Mitra Adiperkasa TBK PT	243
20	P.T. Telekomunikasi Indonesia ADR	957
		3,800
	Ireland - 0.3%
1,620	Kenmare Resources plc ●	670

	Kazakhstan - 1.2%
196	KCell JSC GDR ■●	2,967

	Kenya - 0.3%
9,928	Safaricom Ltd.	812

	Malaysia - 3.1%
1,627	AMMB Holdings Berhad	3,583
578	Axiata Group Berhad	1,286
65	British American Tobacco Malaysia Berhad	1,343
1,062	Genting Malaysia Berhad	1,314
		7,526
	Mexico - 1.4%
111	America Movil S.A.B. de C.V. ADR ‡	2,371
302	Wal-Mart de Mexico S.A.B. de C.V.	957
		3,328
	Nigeria - 0.8%
15,073	Zenith Bank plc	1,923

	Papua New Guinea - 0.1%
61	New Britain Palm Oil Ltd.	343

	Philippines - 2.5%
925	Ayala Land, Inc.	731
2,524	LT Group, Inc. ●	1,490
787	Metropolitan Bank & Trust Co.	2,382
307	Puregold Price Club, Inc.	298
2,148	Robinsons Land Corp.	1,341
		6,242

The accompanying notes are an integral part of these financial statements.

5

The Hartford Emerging Markets Research Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Poland - 1.8%
71	Alior Bank S.A. ●	$1,597
57	Bank Pekao S.A.	2,735
		4,332
	Russia - 0.9%
39	Pharmstandard GDR ●§	808
73	Sberbank of Russia ■	939
39	Sberbank of Russia ADR	499
		2,246
	Singapore - 0.2%
76	Guinness Anchor Berhad	462

	South Africa - 4.7%
14	Anglo American Platinum Ltd.	545
447	Discovery Ltd. ☼	4,074
40	Impala Platinum Holdings Ltd.	553
26	Massmart Holdings Ltd.	547
1,083	Old Mutual plc	3,444
56	Sasol Ltd.	2,408
		11,571
	South Korea - 17.8%
56	Coway Co., Ltd.	2,841
19	Doosan Corp.	2,095
74	GS Holdings Corp.	3,660
188	Hana Financial Holdings	6,037
60	Hynix Semiconductor, Inc.	1,626
4	Hyundai Department Store Co., Ltd.	603
14	Hyundai Motor Co., Ltd.	3,290
44	KB Financial Group, Inc.	1,435
17	LG Chem Ltd.	4,126
9	Samsung Electronics Co., Ltd.	12,630
112	Shinhan Financial Group Co., Ltd.	3,866
38	Shinhan Financial Group Co., Ltd. ADR	1,293
		43,502
	Sri Lanka - 0.2%
78	Ceylon Tobacco Co. plc	499

	Taiwan - 9.1%
225	Advantech Co., Ltd.	1,077
261	AirTac International Group	1,386
129	Asustek Computer, Inc.	1,503
33	Chipbond Technology Corp.	84
242	Chroma Ate, Inc.	519
483	Chunghwa Telecom Co., Ltd.	1,542
477	Delta Electronics, Inc.	2,289
737	Far Eastern New Century Corp.	794
6	Hermes Microvision, Inc.	182
1,207	Oriental Union Chemical Corp.	1,332
2,551	Taiwan Semiconductor Manufacturing Co., Ltd.	9,468
29	TPK Holding Co., Ltd.	590
1,188	WPG Holdings Co., Ltd.	1,432
		22,198
	Thailand - 4.9%
97	Advanced Info Service Public Co., Ltd.	898
24	Bangkok Bank plc	183
418	Bangkok Bank Public Co. NVDR	3,227
118	Central Pattana Public Co., Ltd.	403
2,539	PTT Chemical Public Co., Ltd.	6,338
1,227	Supalai Public Co., Ltd.	858
		11,907
	Turkey - 0.6%
255	Turkiye Garanti Bankasi A.S.	1,412

	Total common stocks
	(cost $221,979)	$237,659

PREFERRED STOCKS - 1.0%
	Brazil - 1.0%
72	Banco Itau Holding	$1,213
72	Cia Paranaense de Energie	1,285
		2,498
	Total preferred stocks
	(cost $2,340)	$2,498

WARRANTS - 0.1%
	Russia - 0.1%
204	Micex AP Generis Warrant ■☼	$291

	Total warrants
	(cost $287)	$291

EXCHANGE TRADED FUNDS - 1.1%
	United States - 1.1%
50	Ishares Core MSCI Emerging Markets ETF	$2,575

	Total exchange traded funds
	(cost $2,454)	$2,575

	Total long-term investments
	(cost $227,060)	$243,023

SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $57, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $58)
$57	0.17%, 4/30/2013	$57

Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $156, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value
of $159)

156	0.15%, 4/30/2013	156
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $300, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $306)
300	0.15%, 4/30/2013	300

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.6% - (continued)
	Repurchase Agreements - 0.6% - (continued)
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $417, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $425)
$417	0.14%, 4/30/2013		$417
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $75, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $76)
75	0.17%, 4/30/2013		75
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $254, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $259)
254	0.14%, 4/30/2013		254
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $179, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $182)
179	0.17%, 4/30/2013		179
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $3, collateralized by U.S. Treasury Note 3.88%, 2018, value of $3)
3	0.13%, 4/30/2013		3
			1,441
	Total short-term investments
	(cost $1,441)		$1,441

	Total investments
	(cost $228,501) ▲	100.0%	$244,464
	Other assets and liabilities	—%	97
	Total net assets	100.0%	$244,561

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $230,226 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,925
Unrealized Depreciation	(9,687)
Net Unrealized Appreciation	$14,238

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $4,197, which represents 1.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Research Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $808, which represents 0.3% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $672 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ZAR	Buy	05/08/2013	DEUT	$400	$400	$–
ZAR	Sell	05/02/2013	HSBC	144	147	(3)
						$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA

Currency Abbreviations:
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Research Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$489	$489	$–	$–
Australia	3,923	–	3,923	–
Brazil	19,502	19,502	–	–
British Virgin Islands	244	244	–	–
Canada	1,520	1,520	–	–
Chile	1,200	1,200	–	–
China	23,105	–	23,105	–
Czech Republic	2,354	–	2,354	–
Hong Kong	31,699	–	31,699	–
India	27,883	4,870	23,013	–
Indonesia	3,800	957	2,843	–
Ireland	670	–	670	–
Kazakhstan	2,967	2,967	–	–
Kenya	812	812	–	–
Malaysia	7,526	3,583	3,943	–
Mexico	3,328	3,328	–	–
Nigeria	1,923	–	1,923	–
Papua New Guinea	343	343	–	–
Philippines	6,242	2,831	3,411	–
Poland	4,332	–	4,332	–
Russia	2,246	1,747	499	–
Singapore	462	462	–	–
South Africa	11,571	547	11,024	–
South Korea	43,502	4,134	39,368	–
Sri Lanka	499	499	–	–
Taiwan	22,198	–	22,198	–
Thailand	11,907	–	11,907	–
Turkey	1,412	–	1,412	–
Total	237,659	50,035	187,624	–
Exchange Traded Funds	2,575	2,575	–	–
Preferred Stocks	2,498	–	2,498	–
Warrants	291	291	–	–
Short-Term Investments	1,441	–	1,441	–
Total	$244,464	$52,901	$191,563	$–
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–

♦	For the six-month period ended April 30, 2013, investments valued at $2,346 were transferred from Level 1 to Level 2, and investments valued at $7,147 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Research Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$—	$(78)	$78	$—	$—	$—	$—	$—	$—
Total	$—	$(78)	$78	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Research Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $228,501)	$244,464
Foreign currency on deposit with custodian (cost $200)	201
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	1,369
Fund shares sold	61
Dividends and interest	775
Other assets	53
Total assets	246,923
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Bank overdraft	154
Payables:
Investment securities purchased	1,804
Fund shares redeemed	341
Investment management fees	48
Administrative fees	—
Distribution fees	1
Accrued expenses	11
Total liabilities	2,362
Net assets	$244,561
Summary of Net Assets:
Capital stock and paid-in-capital	$224,770
Undistributed net investment income	73
Accumulated net realized gain	3,750
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	15,968
Net assets	$244,561

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.93/$9.45
Shares outstanding	680
Net assets	$6,077
Class C: Net asset value per share	$8.81
Shares outstanding	298
Net assets	$2,624
Class I: Net asset value per share	$8.90
Shares outstanding	251
Net assets	$2,237
Class R3: Net asset value per share	$8.87
Shares outstanding	211
Net assets	$1,871
Class R4: Net asset value per share	$8.89
Shares outstanding	201
Net assets	$1,787
Class R5: Net asset value per share	$8.90
Shares outstanding	202
Net assets	$1,798
Class Y: Net asset value per share	$8.89
Shares outstanding	25,654
Net assets	$228,167

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Research Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$2,078
Interest	1
Less: Foreign tax withheld	(270)
Total investment income	1,809

Expenses:
Investment management fees	1,242
Administrative services fees
Class R3	2
Class R4	1
Class R5	1
Transfer agent fees
Class A	6
Class C	1
Class I	—
Class R3	—
Class Y	2
Distribution fees
Class A	7
Class C	12
Class R3	5
Class R4	2
Custodian fees	37
Accounting services fees	21
Registration and filing fees	37
Board of Directors' fees	2
Audit fees	7
Other expenses	14
Total expenses (before waivers and fees paid indirectly)	1,399
Expense waivers	(119)
Commission recapture	—
Total waivers and fees paid indirectly	(119)
Total expenses, net	1,280
Net Investment Income	529
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,969
Net realized loss on foreign currency contracts	(107)
Net realized loss on other foreign currency transactions	(5)
Net Realized Gain on Investments and Foreign Currency Transactions	6,857
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,183
Net unrealized depreciation of foreign currency contracts	(3)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	8
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	3,188
Net Gain on Investments and Foreign Currency Transactions	10,045
Net Increase in Net Assets Resulting from Operations	$10,574

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Research Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$529	$1,520
Net realized gain (loss) on investments and foreign currency transactions	6,857	(1,427)
Net unrealized appreciation of investments and foreign currency transactions	3,188	15,524
Net Increase in Net Assets Resulting from Operations	10,574	15,617
Distributions to Shareholders:
From net investment income
Class A	(1)	(2)
Class I	(17)	(3)
Class R3	(4)	—
Class R4	(9)	—
Class R5	(14)	(3)
Class Y	(1,775)	(14)
Total distributions	(1,820)	(22)
Capital Share Transactions:
Class A	(2,310)	2,026
Class C	410	157
Class I	154	232
Class R3	26	67
Class R4	9	—
Class R5	14	3
Class Y	49,905	147,630
Net increase from capital share transactions	48,208	150,115
Net Increase in Net Assets	56,962	165,710
Net Assets:
Beginning of period	187,599	21,889
End of period	$244,561	$187,599
Undistributed (distribution in excess of) net investment income (loss)	$73	$1,364

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Research Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Emerging Markets Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using

14

market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including

15

The Hartford Emerging Markets Research Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

16

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid

17

The Hartford Emerging Markets Research Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

18

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(107)	$—	$—	$—	$—	$(107)
Total	$—	$(107)	$—	$—	$—	$—	$(107)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$—	$—	$—	$—
Net change in unrealized depreciation of foreign currency contracts	—	(3)	—	—	—	—	(3)
Total	$—	$(3)	$—	$—	$—	$—	$(3)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of

19

The Hartford Emerging Markets Research Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$22	$—

*	Commenced operations on May 31, 2011.

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,815
Accumulated Capital Losses	(1,833)
Unrealized Appreciation *	11,055
Total Accumulated Earnings	$11,037

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(110)
Accumulated Net Realized Gain (Loss)	110

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$1,590
Long Term Capital Loss Carryforward	243
Total	$1,833

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement

21

The Hartford Emerging Markets Research Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.2000%
On next $250 million	1.1500%
On next $500 million	1.1000%
On next $4 billion	1.0750%
On next $5 billion	1.0725%
Over $10 billion	1.0700%

HFMC has contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	1.40%	1.85%	1.55%	1.25%	1.20%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

22

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.65%
Class C	2.29
Class I	1.22
Class R3	1.85
Class R4	1.55
Class R5	1.25
Class Y	1.20

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $40 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

23

The Hartford Emerging Markets Research Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	19%
Class C	67
Class I	80
Class R3	95
Class R4	100
Class R5	100
Class Y	—

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	78%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$141,222
Sales Proceeds Excluding U.S. Government Obligations	94,836

24

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	248	—	(530)	—	(282)	327	—	(86)	—	241
Amount	$2,209	$1	$(4,520)	$—	$(2,310)	$2,712	$2	$(688)	$—	$2,026
Class C
Shares	54	—	(8)	—	46	32	—	(13)	—	19
Amount	$485	$—	$(75)	$—	$410	$265	$—	$(108)	$—	$157
Class I
Shares	21	2	(6)	—	17	37	—	(10)	—	27
Amount	$188	$17	$(51)	$—	$154	$312	$3	$(83)	$—	$232
Class R3
Shares	3	—	—	—	3	9	—	(1)	—	8
Amount	$24	$4	$(2)	$—	$26	$72	$—	$(5)	$—	$67
Class R4
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$9	$—	$—	$9	$—	$—	$—	$—	$—
Class R5
Shares	—	2	—	—	2	—	—	—	—	—
Amount	$—	$14	$—	$—	$14	$—	$3	$—	$—	$3
Class Y
Shares	7,782	200	(2,449)	—	5,533	22,428	2	(3,209)	—	19,221
Amount	$69,655	$1,775	$(21,525)	$—	$49,905	$173,581	$14	$(25,965)	$—	$147,630
Total
Shares	8,108	205	(2,993)	—	5,320	22,833	2	(3,319)	—	19,516
Amount	$72,561	$1,820	$(26,173)	$—	$48,208	$176,942	$22	$(26,849)	$—	$150,115

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health

25

The Hartford Emerging Markets Research Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

26

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27

The Hartford Emerging Markets Research Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$8.43	$–	$0.50	$0.50	$–	$–	$–	$–	$8.93
C	8.34	(0.03)	0.50	0.47	–	–	–	–	8.81
I	8.45	0.02	0.50	0.52	(0.07)	–	–	(0.07)	8.90
R3	8.39	(0.01)	0.51	0.50	(0.02)	–	–	(0.02)	8.87
R4	8.43	–	0.50	0.50	(0.04)	–	–	(0.04)	8.89
R5	8.45	0.02	0.50	0.52	(0.07)	–	–	(0.07)	8.90
Y	8.46	0.02	0.50	0.52	(0.09)	–	–	(0.09)	8.89

For the Year Ended October 31, 2012 (E)
A	8.22	0.09	0.12	0.21	–	–	–	–	8.43
C	8.20	0.02	0.12	0.14	–	–	–	–	8.34
I	8.23	0.11	0.13	0.24	(0.02)	–	–	(0.02)	8.45
R3	8.21	0.06	0.12	0.18	–	–	–	–	8.39
R4	8.22	0.09	0.12	0.21	–	–	–	–	8.43
R5	8.23	0.11	0.12	0.23	(0.01)	–	–	(0.01)	8.45
Y	8.23	0.16	0.09	0.25	(0.02)	–	–	(0.02)	8.46

From May 31, 2011 (commencement of operations), through October 31, 2011
A(H)	10.00	(0.01)	(1.77)	(1.78)	–	–	–	–	8.22
C(H)	10.00	(0.03)	(1.77)	(1.80)	–	–	–	–	8.20
I(H)	10.00	–	(1.77)	(1.77)	–	–	–	–	8.23
R3(H)	10.00	(0.02)	(1.77)	(1.79)	–	–	–	–	8.21
R4(H)	10.00	(0.01)	(1.77)	(1.78)	–	–	–	–	8.22
R5(H)	10.00	–	(1.77)	(1.77)	–	–	–	–	8.23
Y(H)	10.00	–	(1.77)	(1.77)	–	–	–	–	8.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 31, 2011.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.96	%(F)	$6,077	1.77	%(G)	1.65	%(G)	(0.05	)%(G)	45%
5.64	(F)	2,624	2.39	(G)	2.29	(G)	(0.61	)(G)	–
6.16	(F)	2,237	1.33	(G)	1.23	(G)	0.41	(G)	–
5.97	(F)	1,871	2.02	(G)	1.85	(G)	(0.24	)(G)	–
5.98	(F)	1,787	1.71	(G)	1.55	(G)	0.06	(G)	–
6.15	(F)	1,798	1.41	(G)	1.25	(G)	0.36	(G)	–
6.18	(F)	228,167	1.31	(G)	1.20	(G)	0.55	(G)	–

2.59		8,104	2.05		1.58		1.09		128
1.71		2,102	2.78		2.31		0.30		–
2.88		1,975	1.73		1.26		1.37		–
2.19		1,747	2.42		1.85		0.75		–
2.55		1,686	2.12		1.55		1.05		–
2.85		1,693	1.82		1.25		1.35		–
3.01		170,292	1.38		0.91		1.97		–

(17.80	)(F)	5,931	1.97	(G)	1.48	(G)	(0.19	)(G)	39
(18.00	)(F)	1,909	2.71	(G)	2.22	(G)	(0.93	)(G)	–
(17.70	)(F)	1,708	1.69	(G)	1.20	(G)	0.06	(G)	–
(17.90	)(F)	1,642	2.38	(G)	1.85	(G)	(0.59	)(G)	–
(17.80	)(F)	1,644	2.08	(G)	1.55	(G)	(0.29	)(G)	–
(17.70	)(F)	1,646	1.78	(G)	1.25	(G)	–(G)		–
(17.70	)(F)	7,409	1.69	(G)	1.20	(G)	0.05	(G)	–

29

The Hartford Emerging Markets Research Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

30

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

31

The Hartford Emerging Markets Research Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Emerging Markets Research Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,059.60	$8.44	$1,000.00	$1,016.60	$8.26	1.65%	181	365
Class C	$1,000.00	$1,056.40	$11.66	$1,000.00	$1,013.45	$11.42	2.29	181	365
Class I	$1,000.00	$1,061.60	$6.26	$1,000.00	$1,018.72	$6.13	1.23	181	365
Class R3	$1,000.00	$1,059.70	$9.46	$1,000.00	$1,015.61	$9.26	1.85	181	365
Class R4	$1,000.00	$1,059.80	$7.93	$1,000.00	$1,017.10	$7.76	1.55	181	365
Class R5	$1,000.00	$1,061.50	$6.40	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class Y	$1,000.00	$1,061.80	$6.14	$1,000.00	$1,018.84	$6.01	1.20	181	365

33

The Hartford Emerging Markets Research Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Emerging Markets Research Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

34

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Emerging Markets Research Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-EMR13 4/13 113972 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD EQUITY INCOME FUND 2013 Semi Annual Report

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Equity Income Fund inception 08/28/2003
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 8/28/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Equity Income A#	14.58%	17.96%	6.69%	8.50%
Equity Income A##		11.47%	5.49%	7.87%
Equity Income B#	14.09%	16.91%	5.83%	7.83%*
Equity Income B##		11.91%	5.51%	7.83%*
Equity Income C#	14.18%	17.09%	5.92%	7.73%
Equity Income C##		16.09%	5.92%	7.73%
Equity Income I#	14.73%	18.22%	6.97%	8.70%
Equity Income R3#	14.41%	17.57%	6.37%	8.47%
Equity Income R4#	14.57%	17.87%	6.68%	8.68%
Equity Income R5#	14.74%	18.28%	7.03%	8.91%
Equity Income Y#	14.84%	18.35%	7.15%	8.99%
Russell 1000 Value Index	16.31%	21.80%	4.17%	7.54%

†	Not Annualized
▲	Inception: 08/28/2003
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

The benchmark inception return is as of 8/31/03.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Income Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.11%	1.11%
Equity Income Class B	2.00%	2.00%
Equity Income Class C	1.84%	1.84%
Equity Income Class I	0.81%	0.81%
Equity Income Class R3	1.42%	1.42%
Equity Income Class R4	1.11%	1.11%
Equity Income Class R5	0.82%	0.82%
Equity Income Class Y	0.72%	0.72%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 14.58%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 16.31% for the same period. The Fund outperformed the 13.75% average return in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the period all ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Information Technology (+28.0%), Consumer Discretionary (+22.1%), and Consumer Staples (+19.5%) performing the best. Materials (+4.1%), Energy (+7.8%), and Telecommunication Services (+10.8%) lagged the index on a relative basis during the period.

Overall, underperformance versus the benchmark was driven by weak security selection, primarily within the information technology and financials sectors. This more than offset strong stock selection within Materials and Industrials. Sector allocation, driven by our bottom-up stock selection process, detracted from relative returns during the period, primarily due to an underweight to Financials and Consumer Discretionary. A modest cash position in an upward trending market also detracted from relative performance.

Top detractors from benchmark-relative returns during the period were Royal Dutch Shell (Energy), Merck (Health Care), and M&T Bank (Financials). Shares of Royal Dutch Shell, one of the world’s largest integrated oil and gas producers, fell after the company reported disappointing earnings due to weak upstream performance. The weakness was primarily due to soft North American realizations (Natural Gas and Heavy Oil) and higher costs. Merck, a global pharmaceutical company, lagged during the period. Shares underperformed due to the company's announcement of a delay of Odanacatib (treatment for osteoporosis and bone metastasis). Odanacatib represents an important opportunity in Merck's late stage pipeline. Shares of M&T Bank fell amid investor concern due to the uncertainty regarding the company’s proposed merger with Hudson City Bancorp. Stocks that detracted most from absolute returns also included Kohl’s (Consumer Discretionary) and Exxon Mobil (Energy).

3

The Hartford Equity Income Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

Top contributors to relative returns included BlackRock (Financials), Exxon Mobil (Energy), and Roche (Health Care). BlackRock, an investment management firm, outperformed during the period after the company reported strong revenue and earnings and posted strong organic net cash inflows and announced a 12% hike in its dividend. Exxon Mobil, a global integrated energy company, posted disappointing third quarter results related to its oil and gas production volumes, sending the stock price lower. However, we were underweight in the shares which contributed to benchmark relative performance. Roche, a large Swiss biotechnology and pharmaceutical company, outperformed as investors began to appreciate the company’s near-term product roll out and future drug pipeline, particularly from Roche’s innovative oncology portfolio. Top absolute contributors for the period also included Johnson & Johnson (Health Care) and JPMorgan (Financials).

What is the outlook?

We believe the medium-term growth prospects in the U.S. are favorable. The consumer is expected to be resilient this year, helped by improving net worth from rising house and equity market prices as well as steady job gains. The key drivers of U.S. growth are expected to be capital spending and the housing and automotive sectors over the course of the next year. We believe capital investment spending should finally rise as capacity utilization levels normalize, while vehicle sales and new home constructions, despite their strong recent advance, still have a lot of pent-up demand behind them. An improving economy and healing labor market notwithstanding, we believe the U.S. Federal Reserve Board (Fed) is unlikely to abandon its quantitative easing program any time soon.

Based on bottom-up stock decisions, we ended the period most overweight Industrials, Information Technology, and Health Care. Our largest underweights were Financials, Energy, and Consumer Discretionary relative to the Russell 1000 Value Index.

Diversification by Industry
as of April 30, 2013
Industry (Sector)	Percentage of Net Assets
Banks (Financials)	8.4%
Capital Goods (Industrials)	11.5
Commercial and Professional Services (Industrials)	0.7
Consumer Durables and Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	0.5
Diversified Financials (Financials)	5.7
Energy (Energy)	13.0
Food and Staples Retailing (Consumer Staples)	1.2
Food, Beverage and Tobacco (Consumer Staples)	6.6
Household and Personal Products (Consumer Staples)	0.5
Insurance (Financials)	7.2
Materials (Materials)	3.6
Media (Consumer Discretionary)	3.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.9
Retailing (Consumer Discretionary)	2.9
Semiconductors and Semiconductor Equipment (Information Technology)	5.4
Software and Services (Information Technology)	2.1
Technology Hardware and Equipment (Information Technology)	1.6
Telecommunication Services (Services)	2.4
Transportation (Industrials)	1.1
Utilities (Utilities)	5.9
Short-Term Investments	2.5
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Equity Income Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Banks - 8.4%
846	BB&T Corp.	$26,031
322	M&T Bank Corp.	32,215
828	PNC Financial Services Group, Inc.	56,216
354	US Bancorp	11,768
1,965	Wells Fargo & Co.	74,644
		200,874
	Capital Goods - 11.5%
555	3M Co.	58,131
750	Eaton Corp. plc	46,086
1,859	General Electric Co.	41,443
470	Illinois Tool Works, Inc.	30,343
61	Lockheed Martin Corp.	6,083
147	Schneider Electric S.A.	11,208
431	Stanley Black & Decker, Inc.	32,223
555	United Technologies Corp.	50,697
		276,214
	Commercial and Professional Services - 0.7%
416	Waste Management, Inc.	17,036

	Consumer Durables and Apparel - 1.0%
542	Mattel, Inc.	24,725

	Consumer Services - 0.5%
116	McDonald's Corp.	11,889

	Diversified Financials - 5.7%
274	Ameriprise Financial, Inc.	20,408
164	BlackRock, Inc.	43,681
1,478	JP Morgan Chase & Co.	72,415
		136,504
	Energy - 13.0%
441	BP plc ADR	19,242
809	Chevron Corp.	98,718
300	ConocoPhillips Holding Co.	18,141
773	Exxon Mobil Corp.	68,804
487	Occidental Petroleum Corp.	43,501
1,255	Royal Dutch Shell plc Class B	44,031
618	Suncor Energy, Inc.	19,257
		311,694
	Food and Staples Retailing - 1.2%
677	Sysco Corp.	23,612
91	Walgreen Co.	4,485
		28,097
	Food, Beverage and Tobacco - 6.6%
281	Altria Group, Inc.	10,262
525	General Mills, Inc.	26,465
642	Kraft Foods Group, Inc.	33,061
189	PepsiCo, Inc.	15,596
365	Philip Morris International, Inc.	34,876
874	Unilever N.V. NY Shares ADR	37,109
		157,369
	Household and Personal Products - 0.5%
164	Procter & Gamble Co.	12,582

	Insurance - 7.2%
588	ACE Ltd.	52,392
507	Chubb Corp.	44,675
1,741	Marsh & McLennan Cos., Inc.	66,166
128	Swiss Re Ltd.	10,149
		173,382
	Materials - 3.6%
636	Dow Chemical Co.	21,552
363	E.I. DuPont de Nemours & Co.	19,766
550	International Paper Co.	25,843
410	Nucor Corp.	17,892
		85,053
	Media - 3.0%
688	Thomson Reuters Corp.	23,046
248	Time Warner Cable, Inc.	23,300
1,567	WPP plc	25,899
		72,245
	Pharmaceuticals, Biotechnology and Life Sciences - 12.9%
373	AstraZeneca plc ADR	19,363
1,276	Johnson & Johnson	108,771
1,642	Merck & Co., Inc.	77,165
2,194	Pfizer, Inc.	63,767
162	Roche Holding AG	40,651
		309,717
	Retailing - 2.9%
104	Kohl's Corp.	4,883
1,644	Lowe's Co., Inc.	63,169
		68,052
	Semiconductors and Semiconductor Equipment - 5.4%
1,009	Analog Devices, Inc.	44,376
1,814	Intel Corp.	43,436
376	Maxim Integrated Products, Inc.	11,621
234	Texas Instruments, Inc.	8,470
545	Xilinx, Inc.	20,680
		128,583
	Software and Services - 2.1%
1,528	Microsoft Corp.	50,582

	Technology Hardware and Equipment - 1.6%
1,803	Cisco Systems, Inc.	37,726

	Telecommunication Services - 2.4%
768	AT&T, Inc.	28,785
446	Verizon Communications, Inc.	24,022
157	Vodafone Group plc ADR	4,791
		57,598
	Transportation - 1.1%
314	United Parcel Service, Inc. Class B	26,916

	Utilities - 5.9%
166	American Electric Power Co., Inc.	8,535
88	Dominion Resources, Inc.	5,451
2,228	National Grid plc	28,400
255	NextEra Energy, Inc.	20,897
397	Northeast Utilities	17,986
749	UGI Corp.	30,692

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Utilities - 5.9% - (continued)
884	Xcel Energy, Inc.		$28,086
			140,047
	Total common stocks
	(cost $1,886,517)		$2,326,885

	Total long-term investments
	(cost $1,886,517)		$2,326,885

SHORT-TERM INVESTMENTS - 2.5%
Repurchase Agreements - 2.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,406, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $2,454)
$2,406	0.17%, 4/30/2013		$2,406
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $6,557, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $6,688)
6,556	0.15%, 4/30/2013		6,556
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $12,628, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $12,880)
12,628	0.15%, 4/30/2013		12,628
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $17,539, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $17,890)
17,539	0.14%, 4/30/2013		17,539
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,154, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $3,217)
3,154	0.17%, 4/30/2013		3,154
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $10,687, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $10,901)
10,687	0.14%, 4/30/2013		10,687
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $7,514, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $7,664)
7,514	0.17%, 4/30/2013		7,514
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $134, collateralized by U.S. Treasury Note 3.88%, 2018, value of $137)
134	0.13%, 4/30/2013		134
			60,618
	Total short-term investments
	(cost $60,618)		$60,618

	Total investments
	(cost $1,947,135) ▲	99.7%	$2,387,503
	Other assets and liabilities	0.3%	7,518
	Total net assets	100.0%	$2,395,021

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $1,956,089 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$444,059
Unrealized Depreciation	(12,645)
Net Unrealized Appreciation	$431,414

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Sell	05/06/2013	DEUT	$1,009	$1,009	$–
CHF	Sell	05/03/2013	NAB	1,304	1,314	(10)
						$(10)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
NAB	National Australia Bank

Currency Abbreviations:
CHF	Swiss Franc

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$2,326,885	$2,166,547	$160,338	$–
Short-Term Investments	60,618	–	60,618	–
Total	$2,387,503	$2,166,547	$220,956	$–
Liabilities:
Foreign Currency Contracts *	10	–	10	–
Total	$10	$–	$10	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,947,135)	$2,387,503
Cash	1
Receivables:
Investment securities sold	18,331
Fund shares sold	10,644
Dividends and interest	2,633
Other assets	104
Total assets	2,419,216
Liabilities:
Unrealized depreciation on foreign currency contracts	10
Payables:
Investment securities purchased	21,416
Fund shares redeemed	2,112
Investment management fees	248
Administrative fees	3
Distribution fees	107
Accrued expenses	299
Total liabilities	24,195
Net assets	$2,395,021
Summary of Net Assets:
Capital stock and paid-in-capital	$1,929,431
Undistributed net investment income	4,600
Accumulated net realized gain	20,619
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	440,371
Net assets	$2,395,021

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.56/$17.52
Shares outstanding	89,279
Net assets	$1,478,092
Class B: Net asset value per share	$16.53
Shares outstanding	1,731
Net assets	$28,626
Class C: Net asset value per share	$16.51
Shares outstanding	13,990
Net assets	$230,924
Class I: Net asset value per share	$16.49
Shares outstanding	24,927
Net assets	$411,155
Class R3: Net asset value per share	$16.58
Shares outstanding	2,320
Net assets	$38,451
Class R4: Net asset value per share	$16.59
Shares outstanding	2,754
Net assets	$45,698
Class R5: Net asset value per share	$16.64
Shares outstanding	1,573
Net assets	$26,186
Class Y: Net asset value per share	$16.67
Shares outstanding	8,151
Net assets	$135,889

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$32,624
Interest	39
Less: Foreign tax withheld	(398)
Total investment income	32,265

Expenses:
Investment management fees	6,464
Administrative services fees
Class R3	30
Class R4	25
Class R5	7
Transfer agent fees
Class A	908
Class B	38
Class C	112
Class I	169
Class R3	1
Class R4	1
Class R5	—
Class Y	1
Distribution fees
Class A	1,629
Class B	138
Class C	938
Class R3	75
Class R4	43
Custodian fees	6
Accounting services fees	121
Registration and filing fees	89
Board of Directors' fees	18
Audit fees	11
Other expenses	140
Total expenses (before fees paid indirectly)	10,964
Commission recapture	(5)
Custodian fee offset	—
Total fees paid indirectly	(5)
Total expenses, net	10,959
Net Investment Income	21,306
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	29,600
Net realized loss on foreign currency contracts	(22)
Net realized loss on other foreign currency transactions	(5)
Net Realized Gain on Investments and Foreign Currency Transactions	29,573
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	232,186
Net unrealized depreciation of foreign currency contracts	(10)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	13
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	232,189
Net Gain on Investments and Foreign Currency Transactions	261,762
Net Increase in Net Assets Resulting from Operations	$283,068

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$21,306	$31,992
Net realized gain on investments and foreign currency transactions	29,573	87,658
Net unrealized appreciation of investments and foreign currency transactions	232,189	96,883
Net Increase in Net Assets Resulting from Operations	283,068	216,533
Distributions to Shareholders:
From net investment income
Class A	(12,180)	(22,036)
Class B	(129)	(347)
Class C	(1,126)	(1,772)
Class I	(3,376)	(3,504)
Class R3	(233)	(284)
Class R4	(324)	(326)
Class R5	(131)	(160)
Class Y	(1,091)	(3,322)
Total from net investment income	(18,590)	(31,751)
From net realized gain on investments
Class A	(17,897)	—
Class B	(407)	—
Class C	(2,426)	—
Class I	(3,825)	—
Class R3	(357)	—
Class R4	(370)	—
Class R5	(132)	—
Class Y	(1,114)	—
Total from net realized gain on investments	(26,528)	—
Total distributions	(45,118)	(31,751)
Capital Share Transactions:
Class A	130,454	235,324
Class B	(2,242)	(5,296)
Class C	48,484	67,157
Class I	128,055	175,370
Class R3	11,670	14,731
Class R4	16,816	17,349
Class R5	15,481	5,734
Class Y	49,276	(116,833)
Net increase from capital share transactions	397,994	393,536
Net Increase in Net Assets	635,944	578,318
Net Assets:
Beginning of period	1,759,077	1,180,759
End of period	$2,395,021	$1,759,077
Undistributed (distribution in excess of) net investment income (loss)	$4,600	$1,884

The accompanying notes are an integral part of these financial statements.

11

The Hartford Equity Income Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

12

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

13

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

15

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$10	$—	$—	$—	$—	$10
Total	$—	$10	$—	$—	$—	$—	$10

16

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(22)	$—	$—	$—	$—	$(22)
Total	$—	$(22)	$—	$—	$—	$—	$(22)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(10)	$—	$—	$—	$—	$(10)
Total	$—	$(10)	$—	$—	$—	$—	$(10)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to
17

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$31,751	$19,274

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,884
Undistributed Long-Term Capital Gain	26,528
Unrealized Appreciation *	199,228
Total Accumulated Earnings	$227,640

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(51)
Accumulated Net Realized Gain (Loss)	51

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

18

During the year ended October 31, 2012, the Fund utilized $64,195 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7500%
On next $250 million	0.7000%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5900%
Over $5 billion	0.5875%

19

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.07%
Class B	1.96
Class C	1.80
Class I	0.79
Class R3	1.39
Class R4	1.08
Class R5	0.79
Class Y	0.68

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $3,186 and contingent deferred sales charges of $24 from the Fund.

20

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$519,596
Sales Proceeds Excluding U.S. Government Obligations	154,577

21

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	14,358	2,002	(7,803)	—	8,557	28,626	1,534	(13,362)	—	16,798
Amount	$220,805	$29,571	$(119,922)	$—	$130,454	$401,677	$21,587	$(187,940)	$—	$235,324
Class B
Shares	87	35	(267)	—	(145)	417	24	(817)	—	(376)
Amount	$1,331	$516	$(4,089)	$—	$(2,242)	$5,820	$333	$(11,449)	$—	$(5,296)
Class C
Shares	3,761	221	(837)	—	3,145	5,965	115	(1,332)	—	4,748
Amount	$58,025	$3,226	$(12,767)	$—	$48,484	$84,327	$1,615	$(18,785)	$—	$67,157
Class I
Shares	10,519	439	(2,627)	—	8,331	14,996	216	(2,727)	—	12,485
Amount	$161,636	$6,514	$(40,095)	$—	$128,055	$210,870	$3,051	$(38,551)	$—	$175,370
Class R3
Shares	931	37	(204)	—	764	1,196	19	(176)	—	1,039
Amount	$14,227	$553	$(3,110)	$—	$11,670	$16,963	$270	$(2,502)	$—	$14,731
Class R4
Shares	1,265	35	(209)	—	1,091	1,590	15	(378)	—	1,227
Amount	$19,572	$527	$(3,283)	$—	$16,816	$22,514	$215	$(5,380)	$—	$17,349
Class R5
Shares	1,088	15	(130)	—	973	974	10	(584)	—	400
Amount	$17,277	$219	$(2,015)	$—	$15,481	$14,012	$148	$(8,426)	$—	$5,734
Class Y
Shares	3,668	131	(654)	—	3,145	5,252	218	(14,181)	—	(8,711)
Amount	$57,559	$1,968	$(10,251)	$—	$49,276	$74,173	$3,065	$(194,071)	$—	$(116,833)
Total
Shares	35,677	2,915	(12,731)	—	25,861	59,016	2,151	(33,557)	—	27,610
Amount	$550,432	$43,094	$(195,532)	$—	$397,994	$830,356	$30,284	$(467,104)	$—	$393,536

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	30	$473
For the Year Ended October 31, 2012	165	$2,309

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford Equity Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$14.81	$0.16	$1.95	$2.11	$(0.14)	$(0.22)	$–	$(0.36)	$16.56
B	14.78	0.10	1.94	2.04	(0.07)	(0.22)	–	(0.29)	16.53
C	14.77	0.11	1.94	2.05	(0.09)	(0.22)	–	(0.31)	16.51
I	14.75	0.18	1.94	2.12	(0.16)	(0.22)	–	(0.38)	16.49
R3	14.83	0.14	1.95	2.09	(0.12)	(0.22)	–	(0.34)	16.58
R4	14.84	0.16	1.96	2.12	(0.15)	(0.22)	–	(0.37)	16.59
R5	14.88	0.18	1.96	2.14	(0.16)	(0.22)	–	(0.38)	16.64
Y	14.90	0.20	1.96	2.16	(0.17)	(0.22)	–	(0.39)	16.67

For the Year Ended October 31, 2012
A	12.93	0.29	1.89	2.18	(0.30)	–	–	(0.30)	14.81
B	12.91	0.18	1.86	2.04	(0.17)	–	–	(0.17)	14.78
C	12.91	0.19	1.88	2.07	(0.21)	–	–	(0.21)	14.77
I	12.89	0.31	1.89	2.20	(0.34)	–	–	(0.34)	14.75
R3	12.96	0.24	1.90	2.14	(0.27)	–	–	(0.27)	14.83
R4	12.97	0.28	1.89	2.17	(0.30)	–	–	(0.30)	14.84
R5	12.99	0.32	1.91	2.23	(0.34)	–	–	(0.34)	14.88
Y	13.01	0.55	1.69	2.24	(0.35)	–	–	(0.35)	14.90

For the Year Ended October 31, 2011 (E)
A	11.99	0.25	0.93	1.18	(0.24)	–	–	(0.24)	12.93
B	11.97	0.14	0.93	1.07	(0.13)	–	–	(0.13)	12.91
C	11.97	0.15	0.94	1.09	(0.15)	–	–	(0.15)	12.91
I	11.95	0.28	0.94	1.22	(0.28)	–	–	(0.28)	12.89
R3	12.03	0.20	0.94	1.14	(0.21)	–	–	(0.21)	12.96
R4	12.03	0.25	0.93	1.18	(0.24)	–	–	(0.24)	12.97
R5	12.05	0.27	0.95	1.22	(0.28)	–	–	(0.28)	12.99
Y	12.06	0.29	0.95	1.24	(0.29)	–	–	(0.29)	13.01

For the Year Ended October 31, 2010
A	10.74	0.21	1.24	1.45	(0.20)	–	–	(0.20)	11.99
B	10.72	0.13	1.23	1.36	(0.11)	–	–	(0.11)	11.97
C	10.73	0.13	1.23	1.36	(0.12)	–	–	(0.12)	11.97
I	10.72	0.23	1.23	1.46	(0.23)	–	–	(0.23)	11.95
R3	10.78	0.15	1.27	1.42	(0.17)	–	–	(0.17)	12.03
R4	10.78	0.21	1.24	1.45	(0.20)	–	–	(0.20)	12.03
R5	10.79	0.21	1.29	1.50	(0.24)	–	–	(0.24)	12.05
Y	10.81	0.26	1.24	1.50	(0.25)	–	–	(0.25)	12.06

For the Year Ended October 31, 2009 (E)
A	10.35	0.24	0.41	0.65	(0.26)	–	–	(0.26)	10.74
B	10.33	0.18	0.40	0.58	(0.19)	–	–	(0.19)	10.72
C	10.34	0.17	0.41	0.58	(0.19)	–	–	(0.19)	10.73
I	10.33	0.22	0.46	0.68	(0.29)	–	–	(0.29)	10.72
R3	10.39	0.15	0.47	0.62	(0.23)	–	–	(0.23)	10.78
R4	10.40	0.18	0.47	0.65	(0.27)	–	–	(0.27)	10.78
R5	10.40	0.28	0.40	0.68	(0.29)	–	–	(0.29)	10.79
Y	10.40	0.29	0.42	0.71	(0.30)	–	–	(0.30)	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	(4.42)	(4.10)	(0.31)	(0.40)	–	(0.71)	10.35
B	15.12	0.21	(4.41)	(4.20)	(0.19)	(0.40)	–	(0.59)	10.33
C	15.14	0.23	(4.42)	(4.19)	(0.21)	(0.40)	–	(0.61)	10.34
I	15.12	0.35	(4.39)	(4.04)	(0.35)	(0.40)	–	(0.75)	10.33
R3	15.21	0.27	(4.41)	(4.14)	(0.28)	(0.40)	–	(0.68)	10.39
R4	15.22	0.32	(4.43)	(4.11)	(0.31)	(0.40)	–	(0.71)	10.40
R5	15.22	0.36	(4.43)	(4.07)	(0.35)	(0.40)	–	(0.75)	10.40
Y	15.23	0.39	(4.46)	(4.07)	(0.36)	(0.40)	–	(0.76)	10.40

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

14.58	%(F)	$1,478,092	1.07	%(G)	1.07	%(G)	2.14	%(G)	8%
14.09	(F)	28,626	1.96	(G)	1.96	(G)	1.28	(G)	–
14.18	(F)	230,924	1.80	(G)	1.80	(G)	1.40	(G)	–
14.73	(F)	411,155	0.79	(G)	0.79	(G)	2.39	(G)	–
14.41	(F)	38,451	1.39	(G)	1.39	(G)	1.78	(G)	–
14.57	(F)	45,698	1.08	(G)	1.08	(G)	2.07	(G)	–
14.74	(F)	26,186	0.79	(G)	0.79	(G)	2.30	(G)	–
14.84	(F)	135,889	0.68	(G)	0.68	(G)	2.55	(G)	–

17.00		1,195,106	1.11		1.11		2.12		27
15.90		27,731	2.00		2.00		1.27		–
16.13		160,153	1.84		1.84		1.35		–
17.25		244,794	0.81		0.81		2.31		–
16.63		23,077	1.42		1.42		1.72		–
16.90		24,672	1.11		1.11		2.01		–
17.33		8,931	0.82		0.82		2.48		–
17.41		74,613	0.72		0.72		2.68		–

9.87		826,555	1.17		1.17		1.93		18
8.94		29,071	2.05		2.00		1.11		–
9.13		78,710	1.89		1.89		1.20		–
10.24		52,965	0.88		0.88		2.21		–
9.49		6,694	1.50		1.50		1.57		–
9.87		5,651	1.18		1.18		1.92		–
10.16		2,597	0.88		0.88		2.11		–
10.33		178,516	0.77		0.77		2.28		–

13.63		716,700	1.20		1.20		1.86		27
12.73		31,038	2.08		2.00		1.07		–
12.75		57,416	1.92		1.92		1.13		–
13.76		16,462	0.93		0.93		2.06		–
13.28		1,719	1.55		1.55		1.37		–
13.59		2,926	1.20		1.20		1.80		–
14.06		694	0.87		0.87		1.70		–
14.01		71,899	0.79		0.79		2.27		–

6.62		639,106	1.26		1.25		2.51		37
5.91		34,086	2.19		1.92		1.86		–
5.85		47,708	1.98		1.98		1.79		–
6.98		5,946	0.96		0.96		2.28		–
6.31		506	1.63		1.60		1.62		–
6.58		1,456	1.21		1.21		1.84		–
6.96		8	0.89		0.89		2.88		–
7.22		59,703	0.81		0.81		3.00		–

(28.08)		563,703	1.19		1.14		2.49		53
(28.67)		32,097	2.06		2.00		1.63		–
(28.61)		43,493	1.92		1.87		1.76		–
(27.80)		1,449	0.90		0.85		2.80		–
(28.26)		78	1.55		1.50		2.14		–
(28.03)		8	1.18		1.13		2.50		–
(27.82)		8	0.90		0.85		2.78		–
(27.80)		62,258	0.80		0.75		2.90		–

25

The Hartford Equity Income Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

26

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

27

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,145.80	$5.69	$1,000.00	$1,019.49	$5.36	1.07%	181	365
Class B	$1,000.00	$1,140.90	$10.41	$1,000.00	$1,015.07	$9.80	1.96	181	365
Class C	$1,000.00	$1,141.80	$9.55	$1,000.00	$1,015.87	$8.99	1.80	181	365
Class I	$1,000.00	$1,147.30	$4.20	$1,000.00	$1,020.89	$3.95	0.79	181	365
Class R3	$1,000.00	$1,144.10	$7.37	$1,000.00	$1,017.92	$6.94	1.39	181	365
Class R4	$1,000.00	$1,145.70	$5.76	$1,000.00	$1,019.42	$5.42	1.08	181	365
Class R5	$1,000.00	$1,147.40	$4.18	$1,000.00	$1,020.90	$3.94	0.79	181	365
Class Y	$1,000.00	$1,148.40	$3.63	$1,000.00	$1,021.41	$3.42	0.68	181	365

30

The Hartford Equity Income Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Equity Income Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

31

The Hartford Equity Income Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford Equity Income Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Dividend Paying Security Investment Risk: Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing the Fund to underperform.

33

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-EI13 4/13 113973 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD FLOATING RATE FUND 2013 Semi Annual Report

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Floating Rate Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/29/05 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those shares classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Floating Rate A#	3.71%	6.97%	5.22%	4.37%
Floating Rate A##		3.76%	4.58%	3.98%
Floating Rate B#	3.32%	6.15%	4.40%	3.57%*
Floating Rate B##		1.15%	4.06%	3.57%*
Floating Rate C#	3.34%	6.18%	4.42%	3.59%
Floating Rate C##		5.18%	4.42%	3.59%
Floating Rate I#	3.84%	7.35%	5.48%	4.61%
Floating Rate R3#	3.56%	6.78%	4.95%	4.23%
Floating Rate R4#	3.70%	6.95%	5.18%	4.40%
Floating Rate R5#	3.85%	7.26%	5.37%	4.59%
Floating Rate Y#	3.89%	7.33%	5.54%	4.68%
Credit Suisse Leveraged Loan Index	4.31%	8.23%	6.02%	5.04%

†	Not Annualized
▲	Inception: 04/29/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company ceased serving as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Floating Rate Class A	0.98%	0.98%
Floating Rate Class B	1.75%	1.80%
Floating Rate Class C	1.72%	1.72%
Floating Rate Class I	0.73%	0.73%
Floating Rate Class R3	1.25%	1.37%
Floating Rate Class R4	1.00%	1.06%
Floating Rate Class R5	0.70%	0.76%
Floating Rate Class Y	0.65%	0.65%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 3.71%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.31% for the same period. The Fund also underperformed the 3.98% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities, outperformed Treasuries on a duration-adjusted basis.

The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period. Security selection decisions contributed positively toward relative performance, but were outweighed by the negative impacts of industry allocation decisions. However, an out-of-benchmark allocation to High Yield bonds, for the purpose of improving the Fund’s liquidity, was beneficial to relative returns. Underweights to the Restaurant and Aerospace & Defense sectors benefitted benchmark-relative results, while an underweight to the Utilities sector detracted from relative returns. Security selection was strongest in Technology and Chemicals sectors and weakest in Utilities. Within the Technology sector, overweights to Ceridian and First Data contributed positively to relative performance. We continue to like the payment processing and payroll companies in the Technology sector as we believe that they have shown strong operating metrics recently. An overweight position in Momentive Performance helped relative results in the

3

The Hartford Floating Rate Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

Chemicals sector. In the Utilities sector, an underweight to TXU represented the primary detractor from relative performance. TXU is a 2007 vintage LBO that has suffered from a large debt burden and has been impacted by the recent weakness in Natural Gas prices. A higher quality bias weighed on returns during the period, as bank loans rated CCC and below generated the strongest performance over the period. A modest cash position, also used for the purpose of improving the Fund’s liquidity, represented a drag on relative performance in an environment of rising bank loan prices. Finally, a high yield index credit default swap position, modestly helped relative performance.

What is the outlook?

We believe that the outlook for bank loans remains positive, and that the sector continues to benefit from strong credit fundamentals as evidenced by low interest expense relative to earnings. The bank-loan default rate by principal amount and issuer count ended April at 1.91% and 1.67%, respectively, still below their historical averages of 3.6% and 3.1%. Because issuers have extended maturities via refinancings, less than U.S. $30 billion is scheduled to mature through 2014, which we believe will support continued low defaults. Furthermore, bank loan mutual funds appear to have continued to benefit from a supportive technical picture, as suggested by 45 consecutive weeks of positive net inflows and year-to-date inflows of U.S. $20.8 billion through the end of April. Moreover, the market for CLOs, one of the main sources of demand for bank loans, is forecast to increase to U.S. $70 billion in 2013 from U.S. $45 billion in 2012 according to JP Morgan.

We believe valuations of bank loans remain reasonable. The yield premium that investors typically demand for high yield over bank loans (due to higher interest-rate risk and lower positioning on issuers’ capital structure) has diminished, enhancing the relative appeal of bank loans.

Distribution by Credit Quality
as of April 30, 2013
Credit Rating *	Percentage of Net Assets
Baa / BBB	0.4%
Ba / BB	26.0
B	62.8
Caa / CCC or Lower	4.0
Unrated	2.6
Non-Debt Securities and Other Short-Term Instruments	12.7
Other Assets & Liabilities	(8.5)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Industry
as of April 30, 2013
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.8%
Administrative Waste Management and Remediation	2.6
Agriculture, Construction, Mining and Machinery	1.3
Air Transportation	2.2
Arts, Entertainment and Recreation	8.1
Chemical Manufacturing	3.7
Computer and Electronic Product Manufacturing	2.4
Construction	0.8
Educational Services	0.3
Electrical Equipment, Appliance Manufacturing	0.3
Finance and Insurance	7.5
Food Manufacturing	5.1
Furniture and Related Product Manufacturing	1.2
Health Care and Social Assistance	9.7
Information	16.5
Manufacturing	0.1
Media	1.7
Mining	2.1
Miscellaneous Manufacturing	2.7
Motor Vehicle and Parts Manufacturing	2.6
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.3
Petroleum and Coal Products Manufacturing	2.3
Pipeline Transportation	0.9
Plastics and Rubber Products Manufacturing	0.8
Primary Metal Manufacturing	1.0
Professional, Scientific and Technical Services	3.3
Real Estate, Rental and Leasing	2.2
Retail Trade	7.0
Soap, Cleaning Compound and Toilet Manufacturing	0.5
Transit and Ground Passenger Transportation	0.6
Truck Transportation	0.6
Utilities	2.6
Wholesale Trade	0.8
Total	95.8%
Equity Securities
Consumer Durables and Apparel	0.0
Energy	0.0
Materials	0.0
Media	0.0
Retailing	0.0
Total	0.0%
Short-Term Investments	12.7
Other Assets and Liabilities	(8.5)
Total	100.0%

5

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 9.0%
		Accommodation and Food Services - 0.2%
		Caesars Entertainment Operating Co., Inc.
	$1,500	9.00%, 02/15/2020 ■‡	$1,477
		Caesars Operating Escrow
	9,500	9.00%, 02/15/2020 ■‡	9,358
		Elior Finance & Co.
EUR	685	6.50%, 05/01/2020 ■	941
			11,776
		Administrative Waste Management and Remediation - 0.1%
		Corrections Corp. of America
	8,655	4.13%, 04/01/2020 ■‡	8,936

		Arts, Entertainment and Recreation - 1.3%
		Bresnan Broadband Holdings LLC
	6,915	8.00%, 12/15/2018 ■‡	7,572
		CCO Holdings LLC
	14,480	5.25%, 09/30/2022 ‡	14,751
	17,235	5.75%, 01/15/2024 ☼	17,946
		Chester Downs & Marina LLC
	10,189	9.25%, 02/01/2020 ■‡	9,820
		Citycenter Holdings LLC
	6,000	7.63%, 01/15/2016 ‡	6,443
		Clear Channel Communications, Inc.
	7,518	9.00%, 12/15/2019 ■‡	7,518
		Echostar DBS Corp.
	6,000	7.13%, 02/01/2016 ‡	6,630
		Great Canadian Gaming Co.
CAD	6,615	6.63%, 07/25/2022 ■‡	6,894
		Sinclair Television Group, Inc.
	11,000	5.38%, 04/01/2021 ■‡	11,137
			88,711
		Chemical Manufacturing - 0.5%
		Eagle Spinco, Inc.
	455	4.63%, 02/15/2021 ■‡	478
		Georgia Gulf Corp.
	260	4.88%, 05/15/2023 ■‡	272
		Hexion U.S. Finance Corp.
	2,326	6.63%, 04/15/2020 ‡	2,425
	12,490	6.63%, 04/15/2020 ■	13,021
		LyondellBasell Industries N.V.
	4,892	5.00%, 04/15/2019 ‡	5,575
		MPM Escrow LLC/MPM Finance Corp.
	8,050	8.88%, 10/15/2020 ‡	8,774
			30,545
		Computer and Electronic Product Manufacturing - 0.2%
		Freescale Semiconductor, Inc.
	2,250	9.25%, 04/15/2018 ■‡	2,475
		NXP B.V./NXP Funding LLC
	7,430	5.75%, 02/15/2021 - 03/15/2023 ■‡	7,868
			10,343
		Finance and Insurance - 1.2%
		AmeriGas Finance LLC
	2,750	6.75%, 05/20/2020 ‡	3,045
		CIT Group, Inc.
	4,385	5.00%, 05/15/2017 ‡	4,780
	5,120	5.38%, 05/15/2020 ‡	5,773
		Ineos Finance plc
	1,645	7.50%, 05/01/2020 ■‡	1,838
	6,689	8.38%, 02/15/2019 ■‡	7,542
		Kion Finance S.A.
EUR	4,000	4.73%, 02/15/2020 §‡Δ	5,353
EUR	11,580	6.75%, 02/15/2020 ■‡	16,623
		Nuveen Investments, Inc.
	10,085	9.13%, 10/15/2017 ■‡	10,766
		Provident Funding Associates L.P.
	8,126	10.25%, 04/15/2017 ■‡	9,081
		Rivers Pittsburgh L.P.
	6,535	9.50%, 06/15/2019 ■‡	7,221
		SLM Corp.
	8,129	6.00%, 01/25/2017 ‡	8,800
			80,822
		Food Manufacturing - 0.0%
		Post Holdings, Inc.
	2,882	7.38%, 02/15/2022 ‡	3,199

		Health Care and Social Assistance - 0.8%
		Biomet, Inc.
	5,015	6.50%, 08/01/2020 ■‡	5,466
		Community Health Systems, Inc.
	8,330	5.13%, 08/15/2018 ‡	8,913
	6,665	7.13%, 07/15/2020 ‡	7,448
		DaVita, Inc.
	9,435	5.75%, 08/15/2022 ‡	10,048
		Fresenius Medical Care U.S. Finance II, Inc.
	3,000	5.63%, 07/31/2019 ■‡	3,353
		HCA, Inc.
	5,000	7.25%, 09/15/2020 ‡	5,544
		Valeant Pharmaceuticals International
	3,500	6.50%, 07/15/2016 ■‡	3,647
		Warner Chilcott plc
	6,071	7.75%, 09/15/2018 ‡	6,587
			51,006
		Information - 1.8%
		Avaya, Inc.
	6,320	7.00%, 04/01/2019 ■‡	6,083
		Cegedim S.A.
EUR	1,745	6.75%, 04/01/2020 ■	2,315
		Ceridian Corp.
	6,920	8.88%, 07/15/2019 ■‡	8,122
		Cerved Technologies S.p.A.
EUR	2,500	5.59%, 01/15/2019 ■‡Δ	3,325
		First Data Corp.
	10,625	6.75%, 11/01/2020 ■‡	11,395
		Intelsat Jackson Holdings S.A.
	6,000	8.50%, 11/01/2019 ‡	6,750
		Intelsat Luxembourg S.A.
	8,270	7.75%, 06/01/2021 ■‡	8,725
		Level 3 Financing, Inc.
	10,926	4.21%, 02/15/2015 ‡Δ	10,926
		Nara Cable Funding II Ltd.
EUR	6,550	8.50%, 03/01/2020 §	9,489
		NII International Telecom Sarl
	4,135	11.38%, 08/15/2019 ■‡	4,776
		Unitymedia Hessen GmbH & Co.
	3,300	5.50%, 01/15/2023 ■‡	3,416
		UPC Holding B.V.
EUR	6,500	6.75%, 03/15/2023 ‡	8,772

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 9.0% - (continued)
		Information - 1.8% - (continued)
		Wind Acquisition Finance S.A.
EUR	11,375	5.43%, 04/30/2019 ■Δ	$15,317
	12,500	7.25%, 02/15/2018 ■‡	13,158
		Windstream Corp.
	6,500	7.88%, 11/01/2017 ‡	7,589
		Zayo Group LLC
	1,230	8.13%, 01/01/2020 ‡	1,387
			121,545
		Mining - 0.2%
		FMG Resources Pty Ltd.
	1,500	8.25%, 11/01/2019 ■‡	1,650
		Peabody Energy Corp.
	8,000	6.00%, 11/15/2018 ‡	8,640
			10,290
		Miscellaneous Manufacturing - 0.1%
		Reynolds Group Issuer, Inc.
	3,000	5.75%, 10/15/2020 ‡	3,143
	6,182	7.13%, 04/15/2019 ‡Δ	6,661
			9,804
		Motor Vehicle and Parts Manufacturing - 0.2%
		American Axle & Manufacturing Holdings, Inc.
	6,000	6.25%, 03/15/2021 ‡	6,323
	5,874	9.25%, 01/15/2017 ■‡	6,417
			12,740
		Nonmetallic Mineral Product Manufacturing - 0.2%
		Ardagh Packaging Finance plc
	9,737	7.38%, 10/15/2017 ■‡	10,734
			10,734
		Petroleum and Coal Products Manufacturing - 0.7%
		Concho Resources, Inc.
	10,000	5.50%, 04/01/2023 ‡	10,650
		Denbury Resources, Inc.
	8,475	4.63%, 07/15/2023 ‡	8,560
		EP Energy Finance, Inc.
	6,500	7.75%, 09/01/2022 ‡	7,459
		Everest Acquisition LLC
	2,890	6.88%, 05/01/2019 ‡	3,165
		Range Resources Corp.
	6,605	5.00%, 03/15/2023 ■‡	7,034
		Rosetta Resources, Inc.
	5,870	5.63%, 05/01/2021 ☼	6,119
		Shelf Drilling Holdings Ltd.
	2,775	8.63%, 11/01/2018 ■‡	2,969
			45,956
		Plastics and Rubber Products Manufacturing - 0.1%
		Sealed Air Corp.
	4,146	8.13%, 09/15/2019 ■‡	4,747

		Primary Metal Manufacturing - 0.1%
		Novelis, Inc.
	6,973	8.75%, 12/15/2020 ‡	7,914

		Professional, Scientific and Technical Services - 0.1%
		Affinion Group, Inc.
	7,000	7.88%, 12/15/2018 ‡	5,495

		Real Estate, Rental and Leasing - 0.3%
		Avis Budget Car Rental LLC
	3,820	5.50%, 04/01/2023 ■‡	3,939
		CBRE Services, Inc.
	1,675	5.00%, 03/15/2023 ‡	1,715
		International Lease Finance Corp.
	15,000	5.88%, 08/15/2022 ‡	16,532
			22,186
		Retail Trade - 0.1%
		GRD Holding III Corp.
	5,050	10.75%, 06/01/2019 ■‡	5,422
		Libby Glass, Inc.
	880	6.88%, 05/15/2020 ‡	965
			6,387
		Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
		Revlon Consumer Products Corp.
	10,860	5.75%, 02/15/2021 ■‡	11,186
		YCC Holdings LLC
	4,632	10.25%, 02/15/2016 ‡Þ	4,782
			15,968
		Utilities - 0.4%
		Calpine Corp.
	9,000	7.25%, 10/15/2017 ■‡	9,529
		NRG Energy, Inc.
	4,000	6.63%, 03/15/2023 ■‡	4,360
	10,750	7.63%, 01/15/2018 ‡	12,456
			26,345
		Wholesale Trade - 0.2%
		Spectrum Brands Holdings, Inc.
	9,100	9.50%, 06/15/2018 ‡	10,226
		U.S. Foodservice, Inc.
	3,000	8.50%, 06/30/2019 ■‡	3,263
			13,489
		Total corporate bonds
		(cost $566,278)	$598,938

SENIOR FLOATING RATE INTERESTS ♦ - 86.8%
		Accommodation and Food Services - 1.6%
		Caesars Entertainment Operating Co., Inc.
	$15,141	4.45%, 01/28/2018	$13,526
	49,094	5.45%, 01/28/2018	44,515
	28,934	9.50%, 10/31/2016	29,339
		Las Vegas Sands LLC, Extended Delayed Draw Term Loan
	2,703	2.70%, 11/23/2016	2,704
		Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2
	1,081	2.70%, 11/23/2015	1,081
		Las Vegas Sands LLC, Extended Term Loan
	11,317	2.70%, 11/23/2016	11,323
		Pilot Travel Centers LLC
	6,017	4.25%, 08/07/2019	5,952
			108,440
		Administrative Waste Management and Remediation - 2.5%
		Acosta, Inc.
	34,140	5.00%, 03/02/2018	34,635
		ADS Waste Holdings, Inc.
	28,149	4.25%, 10/09/2019	28,487

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.8% - (continued)
		Administrative Waste Management and Remediation - 2.5% - (continued)
		Affinia Group, Inc.
	$7,305	04/11/2016 ◊☼	$7,342
		Audio Visual Services Group, Inc.
	12,935	6.75%, 11/09/2018	13,129
	4,000	10.75%, 05/09/2018	3,967
		Ipreo Holdings LLC
	14,583	6.50%, 08/07/2017	14,729
		NexTag, Inc.
	5,381	7.00%, 01/28/2016	4,951
		Ozburn-Hessey Holding Co. LLC
	4,200	8.25%, 04/08/2016	4,200
		ServiceMaster (The) Co.
	16,307	4.46%, 01/31/2017	16,432
		SI Organization, Inc.
	10,753	4.50%, 11/22/2016	10,685
		Synagro Technologies, Inc.
	14,236	2.28%, 03/28/2014 Ψ	13,880
		Trans Union LLC
	14,261	4.25%, 02/08/2019	14,433
			166,870
		Agriculture, Construction, Mining and Machinery - 1.3%
		BOC Edwards, Inc.
	3,750	03/22/2020 ◊☼	3,767
		Hupah Finance, Inc.
	11,880	4.50%, 01/21/2019	12,029
		Nortek, Inc.
	4,124	5.25%, 04/26/2017	4,165
		Veyance Technologies, Inc.
	67,000	5.25%, 09/08/2017	67,321
			87,282
		Air Transportation - 2.2%
		AWAS Finance Luxembourg S.A.
	6,623	3.50%, 06/10/2016	6,678
		AWAS Finance Luxembourg S.aár.l.
	5,077	4.75%, 07/16/2018	5,106
		Delta Air Lines, Inc.
	5,057	4.00%, 10/18/2018	5,113
		Delta Air Lines, Inc., Term Loan
	31,566	4.25%, 04/20/2017	31,977
		Landmark Aviation
	12,952	5.75%, 10/25/2019	13,276
		Landmark Aviation FBO Canada, Inc.
	1,337	2.70%, 10/25/2019	1,371
		Macquarie Aircraft Leasing Finance S.A., First Lien Term Loan
	9,678	1.70%, 11/29/2013	9,581
		United Airlines, Inc.
	34,630	4.00%, 04/01/2019	34,966
		US Airways Group, Inc.
	36,058	2.70%, 03/23/2014 ‡	36,053
			144,121
		Arts, Entertainment and Recreation - 6.8%
		24 Hour Fitness Worldwide, Inc.
	34,989	5.25%, 04/22/2016	35,155
		Cenveo Corp.
	8,665	04/05/2020 ◊☼	8,752
		Cequel Communications LLC
	29,097	3.50%, 02/14/2019 ☼	29,294
		Clear Channel Communications, Inc.
	35,263	3.85%, 01/29/2016 ‡	32,314
		ClubCorp Club Operations, Inc.
	17,390	5.00%, 11/30/2016	17,694
		CSC Holdings, Inc.
	16,250	2.70%, 04/15/2020 ☼	16,204
		Cumulus Media, Inc.
	33,812	4.50%, 09/17/2018	34,393
		Cumulus Media, Inc., Second Lien Term Loan
	4,000	7.50%, 09/16/2019	4,147
		Dex Media West LLC
	8,815	7.19%, 10/24/2014	6,949
		F & W Publications, Inc., New Term Loan
	3,454	7.75%, 06/09/2014	3,298
		F & W Publications, Inc., Second Lien Term Loan
	2,166	15.00%, 12/09/2014 Þ	1,462
		FoxCo Acquisition LLC
	6,859	5.50%, 07/14/2017	6,969
		Golden Nugget, Inc., Delayed Draw Term Loan
	4,177	3.20%, 06/22/2014 ‡Þ	4,036
		Golden Nugget, Inc., Term Facility
	7,407	3.20%, 06/22/2014 Þ	7,157
		Kabel Deutschland GMBH
EUR	1,980	04/19/2020◊☼	2,614
		Kabel Deutschland Holding AG
	33,562	3.25%, 02/01/2019	33,711
		MGM Resorts International
	36,908	3.28%, 12/20/2017	36,954
	42,823	4.25%, 12/20/2019	43,420
		Penn National Gaming, Inc.
	8,449	3.75%, 07/16/2018	8,528
		Penton Media, Inc.
	8,784	6.00%, 08/01/2014 Þ	8,488
		R.H. Donnelley, Inc.
	4,670	9.00%, 10/24/2014	3,351
		Rock Ohio Caesars LLC
	2,825	03/28/2019 ◊☼	2,850
		Salem Communications Corp.
	8,775	4.50%, 03/13/2020	8,896
		San Juan Cable LLC
	16,542	6.00%, 06/09/2017	16,790
		Seminole (The) Tribe of Florida, Inc.
	7,540	04/11/2020 ◊☼	7,584
		Station Casinos LLC
	39,315	5.00%, 03/02/2020	39,763
		Tribune Co.
	27,606	4.00%, 12/31/2019	27,922
			448,695
		Chemical Manufacturing - 3.2%
		Cytec Industries, Inc.
	1,963	09/20/2019 ◊	1,986
		DuPont Performance Coatings, Inc.
	14,350	4.75%, 02/01/2020	14,528
EUR	5,250	5.25%, 02/01/2020	6,981
		Houghton International, Inc.
	13,860	5.25%, 12/20/2019	14,068

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.8% - (continued)
	Chemical Manufacturing - 3.2% - (continued)
	Ineos US Finance LLC
$36,480	6.50%, 05/04/2018 ☼	$36,877
	Monarch, Inc.
5,052	8.25%, 09/12/2019 - 03/12/2020	5,126
	Pinnacle Operating Corp.
29,805	04/29/2020 ◊☼	29,895
15,751	6.75%, 11/15/2018	15,948
4,250	11.50%, 05/15/2019	4,179
	PQ Corp.
17,955	4.50%, 08/07/2017	18,145
	Tronox Pigments Holland
13,255	02/08/2018 ◊☼	13,441
	Univar, Inc.
39,650	5.00%, 06/30/2017	39,841
	Utex Industries, Inc.
9,515	04/10/2020 - 04/10/2021 ◊☼	9,637
		210,652
	Computer and Electronic Product Manufacturing - 2.2%
	CDW LLC
7,550	04/30/2020 ◊☼	7,564
68,428	4.00%, 07/15/2017 ☼	68,462
	Ceridian Corp.
22,764	5.95%, 05/09/2017	23,054
	Freescale Semiconductor, Inc.
39,246	5.00%, 03/01/2020	39,786
	Spectrum Brands Holdings, Inc.
5,372	4.50%, 12/17/2019	5,447
		144,313
	Construction - 0.8%
	Aluma Systems, Inc.
3,079	10/23/2018 ◊	3,120
	Brand Energy & Infrastructure Services, Inc.
12,831	6.25%, 10/23/2018	12,999
	Brock Holdings III, Inc.
17,464	6.01%, 03/16/2017	17,639
6,898	10.00%, 03/16/2018	6,958
	Summit Materials LLC
10,899	5.00%, 01/30/2019	10,967
		51,683
	Educational Services - 0.3%
	Bright Horizons Family Solutions, Inc.
9,656	4.00%, 01/30/2020	9,740
	Meritas Schools Holdings LLC, Second Lien Term Loan
5,000	11.50%, 01/29/2018	4,950
	Meritas Schools Holdings LLC, Term Loan B
7,911	7.50%, 07/29/2017	7,832
		22,522
	Electrical Equipment, Appliance Manufacturing - 0.3%
	WESCO Distribution, Inc.
19,950	4.50%, 12/12/2019	20,149

	Finance and Insurance - 6.3%
	Asurion LLC
63,948	4.50%, 05/24/2019	64,660
4,688	4.75%, 07/23/2017	4,734
	Capital Automotvie L.P.
2,965	04/18/2020 ◊☼	3,054
19,081	4.25%, 04/05/2019 ☼	19,220
	Chrysler Group LLC
39,753	6.00%, 05/24/2017	40,260
	Cooper Gay Swett & Crawford Ltd.
11,565	04/05/2020 - 10/05/2020 ◊☼	11,690
	Evertec LLC
14,955	04/11/2020 ◊☼	14,918
	HUB International Ltd.
26,110	3.71%, 06/13/2017 - 12/13/2017	26,339
	Interactive Data Corp.
19,022	3.75%, 02/11/2018	19,212
	Lonestar Intermediate Super Holdings LLC
4,864	11.00%, 09/02/2019	5,220
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
10,424	4.20%, 11/29/2013	10,215
	Nuveen Investments, Inc.
92,487	4.20%, 05/13/2017 ☼	93,528
25,895	6.50%, 02/28/2019 ☼	26,113
	Ocwen Financial Corp.
10,685	5.00%, 02/15/2018	10,853
	Springleaf Financial Funding Co.
16,996	5.50%, 05/10/2017	17,050
	USI Insurance Services LLC
22,803	5.25%, 12/27/2019	23,065
	Walter Investment Management
27,605	5.75%, 11/28/2017	28,059
		418,190
	Food Manufacturing - 5.1%
	Advance Pierre Foods, Inc.
17,896	5.75%, 07/10/2017	18,147
9,000	9.50%, 10/10/2017	9,214
	American Seafoods Group LLC
15,444	4.25%, 03/18/2018	15,136
	Del Monte Foods Co.
66,582	4.00%, 03/08/2018	67,060
	Dole Food Co., Inc.
17,190	04/25/2020 ◊☼	17,297
	H. J. Heinz Co.
109,390	03/27/2020 ◊☼	110,347
	Hostess Brands, Inc.
7,490	6.75%, 03/21/2020	7,658
	JBS USA LLC
27,246	3.75%, 05/25/2018	27,246
	Milk Specialties Co.
180	07/11/2018 ◊☼Б	183
8,953	7.00%, 11/09/2018	9,087
	Pinnacle Foods Finance LLC
30,192	3.70%, 10/02/2016	30,368
	Roundy's Supermarkets, Inc.
19,848	5.75%, 02/13/2019	19,438
	U.S. Foodservice, Inc.
8,846	5.75%, 03/31/2017	8,946
		340,127
	Furniture and Related Product Manufacturing - 1.2%
	AOT Bedding Super Holdings LLC
51,955	5.00%, 10/01/2019	52,629

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.8% - (continued)
	Furniture and Related Product Manufacturing - 1.2% - (continued)
	Tempur-Pedic International, Inc.
$11,401	5.00%, 03/18/2020	$11,582
	Wilsonart International Holding LLC
13,275	4.00%, 10/31/2019 ☼	13,315
		77,526
	Health Care and Social Assistance - 8.9%
	AccentCare, Inc.
6,034	6.50%, 12/22/2016	3,620
	Alere, Inc.
30,538	4.25%, 06/30/2017	30,958
	American Renal Holdings, Inc.
20,725	4.50%, 08/20/2019	20,770
9,285	8.50%, 02/14/2020	9,362
	Ardent Medical Services, Inc.
9,975	6.75%, 07/02/2018	10,125
	ATI Holdings, Inc.
2,598	5.75%, 12/20/2019	2,636
	Bausch & Lomb, Inc.
12,491	5.25%, 05/17/2019	12,625
	Catalent Pharma Solutions, Inc.
2,385	12/31/2017 ◊☼	2,409
	DaVita, Inc.
29,223	2.70%, 11/01/2017	29,296
46,319	4.00%, 11/01/2019	46,804
	DJO Finance LLC
16,728	4.75%, 09/15/2017	16,996
	Grifols, Inc.
18,525	4.25%, 06/01/2017	18,731
	HCA, Inc.
5,000	05/30/2017 ◊☼	5,000
6,665	2.95%, 05/01/2018 ☼	6,677
	HCA, Inc., Tranche B-2 Term Loan
35,805	3.53%, 03/31/2017	35,816
	HCA, Inc., Tranche B-3 Term Loan
15,094	2.95%, 05/01/2018	15,091
	Health Management Associates, Inc.
6,907	3.50%, 11/16/2018	6,968
	Hologic, Inc.
33,318	4.50%, 08/01/2019	33,753
	Iasis Healthcare LLC
16,466	4.50%, 05/03/2018	16,700
	Immucor, Inc.
17,528	5.00%, 08/19/2018	17,762
	IMS Health, Inc.
8,125	3.75%, 09/01/2017	8,190
	Insight Pharmaceuticals LLC
9,846	6.25%, 08/25/2016	9,932
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
7,445	7.50%, 08/04/2016	7,376
	InVentiv Health, Inc., Term Loan B2
7,469	7.75%, 05/15/2018	7,395
	Jazz Pharmaceuticals, Inc.
5,717	5.25%, 06/12/2018	5,796
	Kindred Healthcare, Inc.
9,266	5.25%, 06/01/2018	9,319
	Kinetic Concepts, Inc.
19,255	5.50%, 05/04/2018	19,572
	MultiPlan, Inc.
28,097	4.00%, 08/26/2017	28,372
	NBTY, Inc.
22,466	3.50%, 10/01/2017	22,678
	Par Pharmeceutical Cos., Inc.
15,597	4.25%, 09/30/2019	15,740
	Pharmaceutical Product Development, Inc.
14,489	4.25%, 12/05/2018	14,688
	Physician Oncology Services, Delayed Draw Term Commitment
816	8.00%, 01/31/2017	816
	Physician Oncology Services, Term Loan
6,719	8.00%, 01/31/2017	6,719
	Sheridan Healthcare, Inc.
7,446	4.50%, 06/29/2018	7,534
	Sheridan Holdings, Inc.
2,246	9.00%, 07/01/2019	2,284
	Surgery Center Holdings, Inc.
10,000	04/10/2019 ◊☼	10,050
	Truven Health Analytics, Inc.
4,943	4.50%, 06/06/2019	5,001
	United Surgical Partners International, Inc., Term Loan B
2	7.00%, 04/03/2019 ☼	3
	US Renal Care, Inc.
9,429	6.25%, 07/03/2019	9,570
2,666	10.25%, 01/03/2020	2,716
	Valeant Pharmaceuticals International
36,716	3.50%, 02/13/2019 - 12/11/2019	37,105
	Warner Chilcott Corp., Term Loan B-1
6,480	4.25%, 03/15/2018	6,572
	Warner Chilcott Corp., Term Loan B-2
2,296	4.25%, 03/15/2018	2,329
	Warner Chilcott Corp., Term Loan B-3
5,107	4.25%, 03/15/2018	5,179
	Warner Chilcott plc
2,821	4.25%, 03/15/2018	2,861
		589,896
	Information - 14.7%
	Alcatel-Lucent
41,606	7.25%, 01/30/2019	42,622
	Arris Group, Inc.
20,500	3.50%, 02/10/2020 ☼	20,513
	Aspect Software, Inc.
10,280	7.00%, 05/07/2016	10,382
	Avaya, Inc., Term B-3 Loan
7,119	4.79%, 10/26/2017	6,627
	Blackboard, Inc.
18,993	6.25%, 10/04/2018	19,325
	Charter Communications Operating LLC
49,865	04/10/2020 - 01/19/2021 ◊☼	49,740
21,381	4.00%, 05/15/2019	21,439
	Charter Communications Operating LLC, Term C Loan Extended
6,965	3.45%, 09/06/2016 ‡	6,973
	Crown Castle International Corp.
18,790	3.25%, 01/31/2019	18,877
	Decision Insight Information Group I, Inc.
17,263	7.00%, 01/04/2017	17,447

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.8% - (continued)
	Information - 14.7% - (continued)
	Emdeon, Inc.
$15,848	3.75%, 11/02/2018 ☼	$15,983
	Epicor Software Corp.
42,520	4.50%, 05/16/2018	43,158
	First Data Corp.
13,804	4.20%, 03/24/2017 - 09/30/2018	13,776
	First Data Corp., Extended 1st Lien Term Loan
88,764	4.20%, 03/23/2018	88,421
	Hyland Software, Inc.
6,648	5.50%, 10/25/2019	6,688
	Integra Telecom, Inc.
2,025	6.00%, 02/22/2019	2,066
	Intelsat Jackson Holdings S.A.
29,802	3.20%, 02/01/2014	29,780
34,763	4.50%, 04/02/2018	35,198
	Kronos, Inc.
14,264	4.50%, 10/30/2019	14,435
3,000	9.75%, 04/30/2020	3,165
	Lawson Software, Inc.
25,101	5.25%, 04/05/2018	25,490
	Leap Wireless International, Inc.
17,203	4.75%, 10/10/2019 - 03/01/2020	17,278
	Level 3 Financing, Inc.
38,181	4.75%, 02/01/2016 - 08/01/2019	38,609
49,045	5.25%, 08/01/2019	49,683
	Light Tower Fiber LLC
17,645	4.50%, 04/01/2020	17,821
1,705	8.00%, 03/28/2021	1,737
	Mediacom Broadband LLC, Term Loan E
7,852	4.50%, 10/23/2017	7,883
	Mediacom Broadband LLC, Tranche F Term Loan
15,847	4.50%, 10/23/2017	15,939
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
6,520	4.73%, 11/03/2016	6,520
	MetroPCS Wireless, Inc., Term Loan B3
4,379	4.88%, 03/17/2018	4,380
	MISYS plc
25,522	7.25%, 12/12/2018	25,937
	MModal, Inc.
4,728	6.75%, 08/16/2019	4,619
	Nine Entertainment Group Ltd
20,105	3.50%, 02/05/2020	20,147
	Northland Cable Television, Inc.
9,563	7.75%, 12/30/2016	9,323
	Novell, Inc.
17,274	7.25%, 11/22/2017	17,473
	Peak 10, Inc.
6,030	7.25%, 10/25/2018	6,105
	RedPrairie Corp.
6,788	6.75%, 12/21/2018	6,932
	Skillsoft Corp.
14,005	5.00%, 05/26/2017	14,224
	Sorenson Communications, Inc.
17,110	9.50%, 10/31/2014	17,379
	Syniverse Holdings, Inc.
5,600	1.35%, 04/23/2019 ☼Б	5,618
	Telesat Canada
13,613	3.50%, 03/28/2019 ☼	13,720
	TransFirst Holding, Inc.
12,020	6.25%, 12/27/2017	12,245
500	11.00%, 06/27/2018	511
	TWCC Holding, Corp.
18,393	3.50%, 02/13/2017	18,643
	UPC Financing Partnership
15,875	06/10/2021 ◊☼	15,851
12,750	4.00%, 01/31/2021	12,886
	Virgin Media Finance plc
71,300	02/15/2020 ◊☼	79,177
	West Corp.
23,264	4.25%, 06/30/2018	23,626
	WideOpenWest Finance LLC
14,902	4.75%, 03/26/2019	15,093
	Windstream Corp.
6,773	3.50%, 01/23/2020	6,794
		978,258
	Manufacturing - 0.1%
	Ameriforge Group, Inc.
6,429	5.00%, 12/19/2019	6,509
1,335	8.75%, 12/21/2020	1,361
		7,870
	Media - 1.7%
	Gray Television, Inc.
14,662	4.75%, 10/12/2019	14,864
	Primedia, Inc.
11,600	7.50%, 01/13/2018	11,542
	Univision Communications, Inc.
88,615	4.75%, 03/01/2020	89,414
		115,820
	Mining - 1.9%
	Arch Coal, Inc.
44,867	5.75%, 05/16/2018	45,447
	Fortescue Metals Group Ltd.
80,331	5.25%, 10/18/2017	81,737
		127,184
	Miscellaneous Manufacturing - 2.6%
	Bombardier Recreational Products, Inc.
19,455	5.00%, 01/30/2019	19,641
	DigitalGlobe, Inc.
15,330	3.75%, 01/31/2020	15,491
	Doncasters plc
20,415	5.50%, 04/05/2020	20,559
	Hamilton Sundstrand Corp.
38,818	4.00%, 12/13/2019	39,080
	Provo Craft & Novelty, Inc.
9,542	23.50%, 03/22/2016	732
	Reynolds Group Holdings, Inc.
46,690	4.75%, 09/28/2018	47,413
	Sequa Corp.
23,485	5.25%, 06/19/2017	23,834
	TransDigm Group, Inc.
7,966	3.75%, 02/28/2020	8,073
		174,823
	Motor Vehicle and Parts Manufacturing - 2.4%
	Allison Transmission, Inc.
27,941	4.25%, 08/23/2019	28,314

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.8% - (continued)
	Motor Vehicle and Parts Manufacturing - 2.4% - (continued)
	Federal Mogul Corp., Tranche B Term Loan
$42,115	2.95%, 12/29/2014	$39,897
	Federal Mogul Corp., Tranche C Term Loan
13,624	2.14%, 12/28/2015	12,907
	Navistar, Inc.
38,677	5.75%, 08/17/2017 ☼	39,378
	Tomkins LLC
28,758	3.75%, 09/29/2016	29,118
	Tower International, Inc.
7,640	04/16/2020 ◊☼	7,726
		157,340
	Other Services - 0.3%
	Alliance Laundry Systems LLC
11,223	4.50%, 12/10/2018	11,321
	Apex Tool Group LLC
7,175	4.50%, 01/31/2020	7,267
		18,588
	Petroleum and Coal Products Manufacturing - 1.6%
	Dynegy Power LLC
14,458	04/16/2020 ◊☼	14,451
	Dynegy, Inc.
9,037	04/15/2020 ◊☼	9,032
	Plains Exploration & Production Co.
24,550	4.00%, 11/30/2019	24,565
	Ruby Western Pipeline Holdings LLC
7,625	3.50%, 03/31/2020	7,701
	Samson Investment Co.
22,745	6.00%, 09/25/2018	23,001
	Shelf Drilling International Holdings Ltd.
10,175	6.25%, 05/31/2018	10,225
	Walter Energy, Inc.
9,750	5.75%, 04/02/2018	9,872
	Willbros United States Holdings, Inc.
9,636	9.50%, 06/30/2014	9,578
		108,425
	Pipeline Transportation - 0.9%
	EMG Utica LLC
4,800	4.75%, 03/07/2020	4,821
	EP Energy LLC
10,605	4.50%, 04/30/2019	10,724
19,622	5.00%, 05/24/2018	19,706
	NGPL Pipeco LLC
9,084	6.75%, 09/15/2017	9,202
	Philadelphia Energy Solutions LLC
12,855	04/03/2018 ◊☼	13,080
		57,533
	Plastics and Rubber Products Manufacturing - 0.7%
	Berry Plastics Group, Inc.
35,000	3.50%, 02/10/2020	34,941
	Consolidated Container Co.
6,965	5.00%, 07/03/2019	7,057
	Tricorbraun, Inc.
7,632	5.50%, 05/03/2018	7,655
		49,653
	Primary Metal Manufacturing - 0.9%
	Novelis, Inc.
51,501	3.75%, 03/10/2017	52,338
	WireCo WorldGroup, Inc.
6,821	6.00%, 02/15/2017	6,898
		59,236
	Professional, Scientific and Technical Services - 3.2%
	Advantage Sales & Marketing, Inc.
32,263	4.25%, 12/18/2017 ☼	32,626
9,874	8.25%, 06/17/2018	9,898
	Affinion Group, Inc., Tranche B Term Loan
71,965	6.50%, 10/09/2016	70,666
	AlixPartners LLP
14,471	4.50%, 06/30/2019	14,643
4,575	10.75%, 12/27/2019	4,689
	IMG Worldwide, Inc.
11,706	5.50%, 06/16/2016	11,824
	MoneyGram International, Inc.
25,230	4.25%, 03/27/2020	25,428
	Paradigm Ltd., Term Loan B1
13,930	4.75%, 07/30/2019	14,056
	Paradigm Ltd., Term Loan B2
2,500	10.50%, 07/30/2020	2,538
	RBS Holding Co. LLC
14,700	9.25%, 03/23/2017	4,704
	SunGard Data Systems, Inc.
9,320	4.00%, 03/08/2020	9,428
12,020	4.50%, 01/31/2020	12,163
		212,663
	Real Estate, Rental and Leasing - 1.9%
	Avis Budget Car Rental LLC
9,000	3.75%, 03/15/2019	9,116
	Fly Leasing Ltd.
9,263	5.75%, 08/08/2018	9,382
	Realogy Corp., Credit Linked Deposit
1,279	3.20%, 10/05/2013	1,275
	Realogy Corp., Extended 1st Lien Term Loan B
71,932	4.01%, 03/05/2020	72,764
	Realogy Corp., Extended Credit Linked Deposit
8,532	4.49%, 10/10/2016	8,631
	The Hertz Corp.
26,485	3.00%, 03/11/2018 ☼	26,554
		127,722
	Retail Trade - 6.9%
	99 Cents Only Stores
13,860	5.25%, 01/11/2019	14,031
	Albertsons LLC
5,675	5.75%, 02/20/2016	5,736
	American Builders & Contractors Supply Co.
16,495	3.50%, 04/05/2020	16,625
	Aramark Corp.
37,350	4.00%, 08/22/2019	37,746
	Armored AutoGroup, Inc.
10,718	6.00%, 11/05/2016	10,712
	BJ's Wholesale Club, Inc.
35,865	4.25%, 09/26/2019	36,151
	Burlington Coat Factory Warehouse Corp.
11,967	5.50%, 02/23/2017	12,113

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.8% - (continued)
	Retail Trade - 6.9% - (continued)
	EB Sports Corp.
$12,923	11.50%, 12/31/2015 Þ	$12,794
	FleetPride, Inc.
15,960	5.25%, 11/19/2019	15,874
	Great Atlantic & Pacific Tea Co., Inc.
14,832	11.00%, 03/13/2017	14,962
	Hillman Group, Inc.
16,626	4.25%, 05/28/2017	16,730
	KAR Auction Services, Inc.
6,910	3.75%, 05/19/2017	7,001
	Michaels Stores, Inc.
26,520	3.75%, 01/28/2020	26,765
	Michaels Stores, Inc., Term B Loan
6,076	4.25%, 02/25/2018	6,159
	Neiman (The) Marcus Group, Inc.
69,115	4.00%, 05/16/2018	69,616
	Party City Holdings, Inc.
25,077	4.25%, 07/27/2019	25,254
	Rite Aid Corp.
38,250	4.00%, 02/21/2020	38,704
7,755	5.75%, 08/21/2020	8,039
	Sports (The) Authority, Inc.
28,266	7.50%, 11/16/2017	28,390
	Sprouts Farmers Markets Holdings LLC
12,725	04/12/2020 ◊☼	12,757
	Supervalu, Inc.
16,130	6.25%, 03/21/2019	16,370
	TI Automotive Ltd.
4,925	5.50%, 03/14/2019	4,999
	Weight Watchers International, Inc.
21,430	3.75%, 04/02/2020	21,358
		458,886
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Revlon Consumer Products Corp.
16,821	4.00%, 11/20/2017	17,050
	Yankee (The) Candle Co., Inc.
186	5.25%, 04/02/2019	187
		17,237
	Transit and Ground Passenger Transportation - 0.6%
	Emergency Medical Services Corp.
41,056	4.00%, 05/25/2018	41,547

	Truck Transportation - 0.6%
	Nexeo Solutions LLC
22,172	5.00%, 09/08/2017 - 09/09/2017	22,283
	Swift Transportation Co., Inc.
16,427	4.00%, 12/21/2017	16,673
		38,956
	Utilities - 2.2%
	AES Corp.
15,293	3.75%, 06/01/2018	15,519
	Calpine Corp.
20,204	4.00%, 10/09/2019	20,455
	Calpine Corp. Term Loan
43,185	4.00%, 04/01/2018	43,721
	Energy Transfer Equity L.P.
12,923	3.75%, 03/24/2017	12,973
	LSP Madison Funding LLC
9,048	5.50%, 06/28/2019	9,158
	Star West Generation LLC
13,930	5.00%, 03/13/2020	14,191
	Texas Competitive Electric Holdings Co. LLC
34,498	4.73%, 10/10/2017	25,367
	TPF Generation Holdings LLC, LC Facility Deposits
791	2.28%, 12/15/2013	791
	TPF Generation Holdings LLC, Second Lien Term Loan
6,495	4.45%, 12/21/2014	6,491
		148,666
	Wholesale Trade - 0.6%
	Harbor Freight Tools USA, Inc.
9,960	5.50%, 11/14/2017	10,087
	HD Supply, Inc.
29,279	4.50%, 10/12/2017	29,638
		39,725
	Total senior floating rate interests
	(cost $5,716,315)	$5,770,598

COMMON STOCKS - 0.0%
	Consumer Durables and Apparel - 0.0%
3	Provo Craft & Novelty, Inc. ⌂●†	$—

	Energy - 0.0%
418,220	KCA Deutag ⌂●†	1,975

	Materials - 0.0%
—	LyondellBasell Industries Class A	15

	Media - 0.0%
16	F & W Publications, Inc. ●	10

	Retailing - 0.0%
168	Neebo, Inc. ●	689

	Total common stocks
	(cost $6,091)	$2,689

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc. ⌂	$39
6	F & W Publications, Inc.	4
		43
	Total warrants
	(cost $–)	$43

	Total long-term investments
	(cost $6,288,684)	$6,372,268

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 12.7%
Other Investment Pools and Funds - 12.7%
843,089	JP Morgan U.S. Government Money Market Fund		$843,089
	Total short-term investments
	(cost $843,089)		$843,089
	Total investments
	(cost $7,131,773) ▲	108.5%	$7,215,357
	Other assets and liabilities	(8.5)%	(565,820)
	Total net assets	100.0%	$6,649,537

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $7,132,708 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$115,754
Unrealized Depreciation	(33,105)
Net Unrealized Appreciation	$82,649

†

These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At April 30, 2013, the aggregate value of these securities was $1,975, which rounds to zero percent of total net assets.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

Þ	This security may pay interest in additional principal instead of cash.

■

Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $301,186, which represents 4.5% of total net assets.

§

These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At April 30, 2013, the aggregate value of these securities was $14,842, which represents 0.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2009	19	Cumulus Media, Inc. Warrants	$–
03/2011	418,220	KCA Deutag	5,668
09/2011	3	Provo Craft & Novelty, Inc.	–

At April 30, 2013, the aggregate value of these securities was $2,014, which rounds to zero percent of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $610,152 at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

14

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2013, the aggregate value of the unfunded commitment was $575,335, which represents 8.7% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	05/22/2013	BCLY	$2,084	$2,123	$(39)
CAD	Sell	05/22/2013	UBS	4,512	4,578	(66)
EUR	Sell	05/22/2013	BCLY	6,829	6,922	(93)
EUR	Sell	05/22/2013	CSFB	14,841	14,982	(141)
EUR	Sell	05/22/2013	UBS	46,673	46,606	67
GBP	Sell	05/22/2013	UBS	21,086	21,326	(240)
						$(512)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Consumer Durables and Apparel	$–	$–	$–	$–
Energy	1,975	–	–	1,975
Materials	15	15	–	–
Media	10	–	10	–
Retailing	689	689	–	–
Total	2,689	704	10	1,975
Corporate Bonds	598,938	–	598,938	–
Senior Floating Rate Interests	5,770,598	–	5,770,598	–
Warrants	43	–	43	–
Short-Term Investments	843,089	843,089	–	–
Total	$7,215,357	$843,793	$6,369,589	$1,975
Foreign Currency Contracts*	67	–	67	–
Total	$67	$–	$67	$–
Liabilities:
Foreign Currency Contracts*	579	–	579	–
Total	$579	$–	$579	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Common Stocks	$3,888	$—	$(1,493	)†	$—	$—	$—	$—	$(420)	$1,975
Total	$3,888	$—	$(1,493)		$—	$—	$—	$—	$(420)	$1,975

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(1,493).

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $7,131,773)	$7,215,357
Foreign currency on deposit with custodian (cost $23,577)	23,924
Unrealized appreciation on foreign currency contracts	67
Receivables:
Investment securities sold	74,541
Fund shares sold	26,624
Dividends and interest	25,445
Other assets	190
Total assets	7,366,148
Liabilities:
Unrealized depreciation on foreign currency contracts	579
Bank overdraft	64,236
Payables:
Investment securities purchased	638,054
Fund shares redeemed	8,801
Investment management fees	646
Dividends	3,252
Administrative fees	1
Distribution fees	437
Accrued expenses	605
Total liabilities	716,611
Net assets	$6,649,537
Summary of Net Assets:
Capital stock and paid-in-capital	$7,010,101
Undistributed net investment income	1,210
Accumulated net realized loss	(445,150)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	83,376
Net assets	$6,649,537

Shares authorized	3,150,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.07/$9.35
Shares outstanding	217,972
Net assets	$1,977,318
Class B: Net asset value per share	$9.06
Shares outstanding	3,693
Net assets	$33,457
Class C: Net asset value per share	$9.06
Shares outstanding	235,254
Net assets	$2,131,550
Class I: Net asset value per share	$9.08
Shares outstanding	265,535
Net assets	$2,411,320
Class R3: Net asset value per share	$9.09
Shares outstanding	1,833
Net assets	$16,665
Class R4: Net asset value per share	$9.06
Shares outstanding	1,392
Net assets	$12,617
Class R5: Net asset value per share	$9.07
Shares outstanding	404
Net assets	$3,663
Class Y: Net asset value per share	$9.06
Shares outstanding	6,948
Net assets	$62,947

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$14
Interest	157,583
Less: Foreign tax withheld	(9)
Total investment income	157,588

Expenses:
Investment management fees	18,162
Administrative services fees
Class R3	15
Class R4	9
Class R5	2
Transfer agent fees
Class A	755
Class B	28
Class C	794
Class I	717
Class R3	2
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	2,300
Class B	168
Class C	10,231
Class R3	37
Class R4	15
Custodian fees	8
Accounting services fees	598
Registration and filing fees	167
Board of Directors' fees	67
Audit fees	31
Other expenses	314
Total expenses (before waivers)	34,421
Expense waivers	(20)
Total waivers	(20)
Total expenses, net	34,401
Net Investment Income	123,187
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	45,791
Net realized loss on swap contracts	(3,078)
Net realized gain on foreign currency contracts	198
Net realized gain on other foreign currency transactions	662
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	43,573
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	52,396
Net unrealized appreciation of swap contracts	3,553
Net unrealized depreciation of foreign currency contracts	(598)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	304
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	55,655
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	99,228
Net Increase in Net Assets Resulting from Operations	$222,415

The accompanying notes are an integral part of these financial statements.

18

The Hartford Floating Rate Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$123,187	$262,200
Net realized gain on investments, other financial instruments and foreign currency transactions	43,573	8,064
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	55,655	174,371
Net Increase in Net Assets Resulting from Operations	222,415	444,635
Distributions to Shareholders:
From net investment income
Class A	(38,698)	(86,020)
Class B	(584)	(1,545)
Class C	(35,584)	(83,308)
Class I	(46,001)	(84,801)
Class R3	(291)	(559)
Class R4	(243)	(364)
Class R5	(116)	(517)
Class Y	(1,617)	(5,383)
Total distributions	(123,134)	(262,497)
Capital Share Transactions:
Class A	163,398	(245,385)
Class B	(2,102)	(7,210)
Class C	67,139	(140,552)
Class I	558,958	195,227
Class R3	2,533	2,232
Class R4	1,146	4,975
Class R5	(8,203)	3,601
Class Y	(14,127)	(43,371)
Net increase (decrease) from capital share transactions	768,742	(230,483)
Net Increase (Decrease) in Net Assets	868,023	(48,345)
Net Assets:
Beginning of period	5,781,514	5,829,859
End of period	$6,649,537	$5,781,514
Undistributed (distribution in excess of) net investment income (loss)	$1,210	$1,157

The accompanying notes are an integral part of these financial statements.

19

The Hartford Floating Rate Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

20

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

22

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

c)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

24

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swaps as of April 30, 2013.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$67	$—	$—	$—	$—	$67
Total	$—	$67	$—	$—	$—	$—	$67

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$579	$—	$—	$—	$—	$579
Total	$—	$579	$—	$—	$—	$—	$579

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

26

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on swap contracts	$—	$—	$(3,078)	$—	$—	$—	$(3,078)
Net realized gain on foreign currency contracts	—	198	—	—	—	—	198
Total	$—	$198	$(3,078)	$—	$—	$—	$(2,880)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$3,553	$—	$—	$—	$3,553
Net change in unrealized depreciation of foreign currency contracts	—	(598)	—	—	—	—	(598)
Total	$—	$(598)	$3,553	$—	$—	$—	$2,955

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$263,947	$298,104

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,373
Accumulated Capital Losses *	(487,702)
Unrealized Appreciation †	26,700
Total Accumulated Deficit	$(455,629)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

28

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(17)
Accumulated Net Realized Gain (Loss)	17

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$215,642
2017	272,060
Total	$487,702

During the year ended October 31, 2012, the Fund utilized $7,614 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the

Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $2 billion	0.6000%
On next $2.5 billion	0.5900%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $1,744 and contingent deferred sales charges of $149 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A

30

plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,445,818
Sales Proceeds Excluding U.S. Government Obligations	2,672,524

31

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	48,309	3,903	(34,058)	—	18,154	54,532	8,576	(91,596)	—	(28,488)
Amount	$433,957	$35,085	$(305,644)	$—	$163,398	$479,039	$75,326	$(799,750)	$—	$(245,385)
Class B
Shares	214	53	(502)	—	(235)	264	134	(1,221)	—	(823)
Amount	$1,920	$478	$(4,500)	$—	$(2,102)	$2,321	$1,176	$(10,707)	$—	$(7,210)
Class C
Shares	28,339	3,243	(24,124)	—	7,458	34,678	7,481	(58,404)	—	(16,245)
Amount	$254,449	$29,110	$(216,420)	$—	$67,139	$304,793	$65,639	$(510,984)	$—	$(140,552)
Class I
Shares	95,050	3,800	(36,730)	—	62,120	100,572	6,502	(85,096)	—	21,978
Amount	$855,076	$34,195	$(330,313)	$—	$558,958	$883,753	$57,191	$(745,717)	$—	$195,227
Class R3
Shares	509	30	(259)	—	280	494	62	(304)	—	252
Amount	$4,589	$277	$(2,333)	$—	$2,533	$4,354	$546	$(2,668)	$—	$2,232
Class R4
Shares	282	15	(170)	—	127	882	32	(350)	—	564
Amount	$2,539	$137	$(1,530)	$—	$1,146	$7,772	$280	$(3,077)	$—	$4,975
Class R5
Shares	234	11	(1,164)	—	(919)	599	56	(244)	—	411
Amount	$2,099	$96	$(10,398)	$—	$(8,203)	$5,246	$489	$(2,134)	$—	$3,601
Class Y
Shares	2,150	55	(3,779)	—	(1,574)	4,323	191	(9,433)	—	(4,919)
Amount	$19,316	$493	$(33,936)	$—	$(14,127)	$37,808	$1,675	$(82,854)	$—	$(43,371)
Total
Shares	175,087	11,110	(100,786)	—	85,411	196,344	23,034	(246,648)	—	(27,270)
Amount	$1,573,945	$99,871	$(905,074)	$—	$768,742	$1,725,086	$202,322	$(2,157,891)	$—	$(230,483)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	21	$186
For the Year Ended October 31, 2012	60	$530

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

32

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be liable for approximately $3-3.5 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

33

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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35

The Hartford Floating Rate Fund
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$8.93	$0.19	$0.14	$0.33	$(0.19)	$–	$–	$(0.19)	$9.07
B	8.92	0.15	0.14	0.29	(0.15)	–	–	(0.15)	9.06
C	8.92	0.15	0.15	0.30	(0.16)	–	–	(0.16)	9.06
I	8.94	0.20	0.14	0.34	(0.20)	–	–	(0.20)	9.08
R3	8.95	0.18	0.14	0.32	(0.18)	–	–	(0.18)	9.09
R4	8.92	0.19	0.14	0.33	(0.19)	–	–	(0.19)	9.06
R5	8.93	0.20	0.14	0.34	(0.20)	–	–	(0.20)	9.07
Y	8.92	0.20	0.14	0.34	(0.20)	–	–	(0.20)	9.06

For the Year Ended October 31, 2012
A	8.64	0.43	0.29	0.72	(0.43)	–	–	(0.43)	8.93
B	8.63	0.36	0.29	0.65	(0.36)	–	–	(0.36)	8.92
C	8.63	0.36	0.29	0.65	(0.36)	–	–	(0.36)	8.92
I	8.65	0.45	0.29	0.74	(0.45)	–	–	(0.45)	8.94
R3	8.66	0.40	0.29	0.69	(0.40)	–	–	(0.40)	8.95
R4	8.63	0.42	0.29	0.71	(0.42)	–	–	(0.42)	8.92
R5	8.64	0.45	0.29	0.74	(0.45)	–	–	(0.45)	8.93
Y	8.63	0.45	0.29	0.74	(0.45)	–	–	(0.45)	8.92

For the Year Ended October 31, 2011
A	8.81	0.42	(0.16)	0.26	(0.43)	–	–	(0.43)	8.64
B	8.81	0.35	(0.17)	0.18	(0.36)	–	–	(0.36)	8.63
C	8.81	0.36	(0.18)	0.18	(0.36)	–	–	(0.36)	8.63
I	8.82	0.45	(0.17)	0.28	(0.45)	–	–	(0.45)	8.65
R3	8.83	0.40	(0.17)	0.23	(0.40)	–	–	(0.40)	8.66
R4	8.81	0.42	(0.18)	0.24	(0.42)	–	–	(0.42)	8.63
R5	8.82	0.44	(0.17)	0.27	(0.45)	–	–	(0.45)	8.64
Y	8.80	0.45	(0.17)	0.28	(0.45)	–	–	(0.45)	8.63

For the Year Ended October 31, 2010
A	8.30	0.46	0.51	0.97	(0.46)	–	–	(0.46)	8.81
B	8.30	0.40	0.50	0.90	(0.39)	–	–	(0.39)	8.81
C	8.29	0.40	0.52	0.92	(0.40)	–	–	(0.40)	8.81
I	8.31	0.48	0.51	0.99	(0.48)	–	–	(0.48)	8.82
R3	8.31	0.44	0.52	0.96	(0.44)	–	–	(0.44)	8.83
R4	8.30	0.46	0.51	0.97	(0.46)	–	–	(0.46)	8.81
R5	8.30	0.48	0.51	0.99	(0.47)	–	–	(0.47)	8.82
Y	8.29	0.49	0.51	1.00	(0.49)	–	–	(0.49)	8.80

For the Year Ended October 31, 2009
A	7.13	0.42	1.19	1.61	(0.44)	–	–	(0.44)	8.30
B	7.13	0.37	1.19	1.56	(0.39)	–	–	(0.39)	8.30
C	7.13	0.36	1.19	1.55	(0.39)	–	–	(0.39)	8.29
I	7.13	0.43	1.21	1.64	(0.46)	–	–	(0.46)	8.31
R3	7.14	0.40	1.19	1.59	(0.42)	–	–	(0.42)	8.31
R4	7.13	0.42	1.19	1.61	(0.44)	–	–	(0.44)	8.30
R5	7.15	0.48	1.12	1.60	(0.45)	–	–	(0.45)	8.30
Y	7.13	0.45	1.17	1.62	(0.46)	–	–	(0.46)	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	(2.68)	(2.13)	(0.53)	–	–	(0.53)	7.13
B	9.79	0.47	(2.67)	(2.20)	(0.46)	–	–	(0.46)	7.13
C	9.78	0.47	(2.66)	(2.19)	(0.46)	–	–	(0.46)	7.13
I	9.79	0.57	(2.68)	(2.11)	(0.55)	–	–	(0.55)	7.13
R3	9.79	0.52	(2.66)	(2.14)	(0.51)	–	–	(0.51)	7.14
R4	9.78	0.54	(2.66)	(2.12)	(0.53)	–	–	(0.53)	7.13
R5	9.81	0.56	(2.68)	(2.12)	(0.54)	–	–	(0.54)	7.15
Y	9.78	0.57	(2.66)	(2.09)	(0.56)	–	–	(0.56)	7.13

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

3.71	%(D)	$1,977,318	0.97	%(E)	0.97	%(E)	4.20	%(E)	46%
3.32	(D)	33,457	1.80	(E)	1.75	(E)	3.43	(E)	–
3.34	(D)	2,131,550	1.71	(E)	1.71	(E)	3.46	(E)	–
3.84	(D)	2,411,320	0.70	(E)	0.70	(E)	4.45	(E)	–
3.56	(D)	16,665	1.36	(E)	1.25	(E)	3.92	(E)	–
3.70	(D)	12,617	1.04	(E)	1.00	(E)	4.17	(E)	–
3.85	(D)	3,663	0.76	(E)	0.70	(E)	4.46	(E)	–
3.89	(D)	62,947	0.64	(E)	0.64	(E)	4.55	(E)	–

8.48		1,784,029	0.98		0.98		4.85		60
7.66		35,026	1.80		1.75		4.08		–
7.69		2,031,516	1.72		1.72		4.10		–
8.74		1,817,957	0.73		0.73		5.10		–
8.17		13,889	1.37		1.25		4.57		–
8.47		11,283	1.06		1.00		4.80		–
8.78		11,820	0.76		0.70		5.12		–
8.85		75,994	0.65		0.65		5.18		–

2.91		1,972,548	0.97		0.97		4.79		96
2.00		41,006	1.79		1.75		4.01		–
2.03		2,106,199	1.72		1.72		4.05		–
3.16		1,568,922	0.72		0.72		5.03		–
2.62		11,257	1.37		1.25		4.52		–
2.76		6,048	1.06		1.00		4.78		–
3.07		7,882	0.75		0.70		5.04		–
3.24		115,997	0.65		0.65		5.11		–

11.97		1,840,478	0.97		0.97		5.40		63
11.11		47,006	1.78		1.75		4.64		–
11.27		1,945,470	1.72		1.72		4.65		–
12.22		1,202,589	0.74		0.74		5.62		–
11.75		7,598	1.38		1.25		5.11		–
11.93		2,339	1.07		1.00		5.37		–
12.25		10,956	0.79		0.74		5.46		–
12.35		101,560	0.65		0.65		5.73		–

23.65		1,277,011	1.00		1.00		5.69		55
22.60		47,635	1.84		1.75		5.00		–
22.60		1,204,826	1.76		1.75		4.99		–
23.93		594,705	0.74		0.74		5.94		–
23.17		2,863	1.41		1.25		5.36		–
23.50		1,367	1.10		1.00		5.70		–
23.32		26	0.97		0.85		5.99		–
23.87		87,907	0.68		0.68		6.12		–

(22.71)		728,882	0.99		0.99		6.02		18
(23.30)		40,440	1.81		1.75		5.23		–
(23.24)		876,501	1.75		1.75		5.25		–
(22.51)		171,007	0.74		0.74		6.28		–
(22.80)		544	1.45		1.25		5.63		–
(22.63)		515	1.15		1.00		5.71		–
(22.55)		90	0.86		0.85		6.24		–
(22.39)		98,315	0.69		0.69		6.23		–

37

The Hartford Floating Rate Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(D)	Not annualized.
(E)	Annualized.

38

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

39

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.
40

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,037.10	$4.88	$1,000.00	$1,020.00	$4.84	0.97%	181	365
Class B	$1,000.00	$1,033.20	$8.83	$1,000.00	$1,016.11	$8.76	1.75	181	365
Class C	$1,000.00	$1,033.40	$8.63	$1,000.00	$1,016.30	$8.56	1.71	181	365
Class I	$1,000.00	$1,038.40	$3.56	$1,000.00	$1,021.30	$3.53	0.70	181	365
Class R3	$1,000.00	$1,035.60	$6.32	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R4	$1,000.00	$1,037.00	$5.06	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class R5	$1,000.00	$1,038.50	$3.54	$1,000.00	$1,021.32	$3.51	0.70	181	365
Class Y	$1,000.00	$1,038.90	$3.22	$1,000.00	$1,021.63	$3.19	0.64	181	365

42

The Hartford Floating Rate Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Floating Rate Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

43

The Hartford Floating Rate Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

44

The Hartford Floating Rate Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

The Hartford Floating Rate Fund should not be considered an alternative to CDs or money market funds. This Fund is for clients who are looking to complement their traditional fixed-income investments.

45

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-FR13 4/13 113974 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD FLOATING RATE HIGH INCOME FUND 2013 Semi Annual Report

The Hartford Floating Rate High Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Floating Rate High Income Fund inception 09/30/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 9/30/11 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Floating Rate High Income A#	5.08%	9.40%	11.47%
Floating Rate High Income A##		6.12%	9.35%
Floating Rate High Income C#	4.79%	8.68%	10.70%
Floating Rate High Income C##		7.68%	10.70%
Floating Rate High Income I#	5.34%	9.74%	11.73%
Floating Rate High Income R3#	5.03%	9.08%	11.07%
Floating Rate High Income R4#	5.19%	9.41%	11.40%
Floating Rate High Income R5#	5.34%	9.74%	11.73%
Floating Rate High Income Y#	5.31%	9.77%	11.81%
Credit Suisse Leveraged Loan Index	4.31%	8.23%	9.79%

†	Not Annualized
▲	Inception: 09/30/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company ceased serving as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate High Income Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Floating Rate High Income Class A	1.05%	1.31%
Floating Rate High Income Class C	1.80%	2.05%
Floating Rate High Income Class I	0.80%	1.05%
Floating Rate High Income Class R3	1.35%	1.72%
Floating Rate High Income Class R4	1.05%	1.42%
Floating Rate High Income Class R5	0.75%	1.12%
Floating Rate High Income Class Y	0.75%	1.02%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Michael Bacevich
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Floating Rate High Income Fund returned 5.08%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 4.31% for the same period. The Fund also outperformed the 3.98% average return of the Lipper Loan Participation Funds peer group, a group of funds that that invests primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities, outperformed Treasuries on a duration-adjusted basis.

The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period. Positive effects from security selection decisions far outweighed the modestly negative impact from sector allocation decisions during the period. Additionally, an out-of-benchmark allocation to High Yield bonds, for the purpose of improving the Fund’s liquidity, was beneficial to relative returns. Underweight allocations (i.e. the Fund’s sector position was less than the benchmark position) to the Healthcare and Pharmaceuticals sectors contributed positively to relative performance, while underweights to Utilities and Media NonCable detracted from relative results. Within the Technology sector, overweights to Ceridian and First Data contributed positively to relative performance. We continue to like the payment processing and payroll companies in the Technology sector as we believe that they have shown strong operating metrics recently. In the Chemicals sector, our position in Momentive Performance drove relative outperformance during the period. Lack of exposure to Tribune, a 2007 vintage Leveraged Buyout (LBO) with a massive debt burden, hurt relative returns in the Media

3

The Hartford Floating Rate High Income Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

NonCable sector. Within the Utilities sector, our underweight to TXU represented the primary detractor from relative performance. TXU is another 2007 vintage LBO that has suffered from a large debt burden and has been impacted by the recent weakness in Natural Gas prices. An overweight allocation to bonds rated CCC and below contributed positively to relative returns during the period, as risk assets rallied. A modest cash position, also used for the purpose of improving the Fund’s liquidity, represented a drag on relative performance in an environment of rising bank loan prices.

What is the outlook?

We believe that the outlook for bank loans remains positive, and that the sector continues to benefit from strong credit fundamentals as evidenced by low interest expense relative to earnings. The bank-loan default rate by principal amount and issuer count ended April at 1.91% and 1.67%, respectively, still below their historical averages of 3.6% and 3.1%. Because issuers have extended maturities via refinancings, less than U.S. $30 billion is scheduled to mature through 2014 which we believe will support continued low defaults. Furthermore, bank loan mutual funds appear to have continued to benefit from a supportive technical picture, suggested by 45 consecutive weeks of positive net inflows and year-to-date inflows of U.S. $20.8 billion through the end of April. Moreover, the market for Collateralized Loan Obligations, one of the main sources of demand for bank loans, is forecast to increase to U.S. $70 billion in 2013 from U.S. $45 billion in 2012 according to JPMorgan.

We believe valuations of bank loans remain reasonable. The yield premium that investors typically demand for high yield over bank loans (due to higher interest-rate risk and lower positioning on issuers’ capital structure) has diminished, enhancing the relative appeal of bank loans.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Ba / BB	14.3%
B	71.4
Caa / CCC or Lower	12.1
Unrated	2.1
Non-Debt Securities and Other Short-Term Instruments	12.4
Other Assets & Liabilities	(12.3)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	2.9%
Administrative Waste Management and Remediation	2.4
Agriculture, Construction, Mining and Machinery	1.9
Air Transportation	2.6
Arts, Entertainment and Recreation	6.9
Chemical Manufacturing	7.2
Computer and Electronic Product Manufacturing	2.1
Construction	0.4
Educational Services	0.3
Finance and Insurance	9.3
Food Manufacturing	3.6
Furniture and Related Product Manufacturing	0.7
Health Care and Social Assistance	4.4
Information	20.7
Manufacturing	0.2
Media	3.1
Mining	1.8
Miscellaneous Manufacturing	2.8
Motor Vehicle and Parts Manufacturing	2.4
Nonmetallic Mineral Product Manufacturing	0.1
Other Services	0.5
Petroleum and Coal Products Manufacturing	3.4
Pipeline Transportation	1.3
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	0.3
Professional, Scientific and Technical Services	4.6
Real Estate, Rental and Leasing	1.2
Retail Trade	6.9
Soap, Cleaning Compound and Toilet Manufacturing	0.7
Transit and Ground Passenger Transportation	0.3
Truck Transportation	0.7
Utilities	2.2
Wholesale Trade	1.9
Total	99.9%
Short-Term Investments	12.4
Other Assets and Liabilities	(12.3)
Total	100.0%

4

The Hartford Floating Rate High Income Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 19.5%
		Accommodation and Food Services - 0.5%
		Caesars Entertainment Operating Co., Inc.
	$500	9.00%, 02/15/2020 ■‡	$492
		Caesars Operating Escrow
	500	9.00%, 02/15/2020 ■‡	493
		Elior Finance & Co.
EUR	187	6.50%, 05/01/2020 ■	257
			1,242
		Arts, Entertainment and Recreation - 2.1%
		Cenveo, Inc.
	215	8.88%, 02/01/2018 ‡	218
		Chester Downs & Marina LLC
	2,340	9.25%, 02/01/2020 ■‡	2,255
		Downstream Development Authority of Quapaw Tribe of Oklahoma
	118	10.50%, 07/01/2019 ■‡	133
		Great Canadian Gaming Co.
CAD	1,295	6.63%, 07/25/2022 ■‡	1,350
		Sinclair Television Group, Inc.
	1,000	5.38%, 04/01/2021 ■‡	1,012
			4,968
		Chemical Manufacturing - 1.5%
		Hexion Specialty Chemicals
	300	8.88%, 02/01/2018 ‡	318
		Hexion U.S. Finance Corp.
	58	6.63%, 04/15/2020 ‡	60
	1,655	6.63%, 04/15/2020 ■	1,725
		MPM Escrow LLC/MPM Finance Corp.
	1,240	8.88%, 10/15/2020 ‡	1,352
			3,455
		Computer and Electronic Product Manufacturing - 0.9%
		Freescale Semiconductor, Inc.
	500	9.25%, 04/15/2018 ■‡	550
		NXP B.V./NXP Funding LLC
	1,570	5.75%, 02/15/2021 - 03/15/2023 ■‡	1,663
			2,213
		Finance and Insurance - 2.7%
		AmeriGas Finance LLC
	250	6.75%, 05/20/2020	277
		Ineos Finance plc
	400	8.38%, 02/15/2019 ■‡	451
		Kion Finance S.A.
EUR	1,000	4.73%, 02/15/2020 §‡Δ	1,338
EUR	450	6.75%, 02/15/2020 ■‡	646
		Nuveen Investments, Inc.
	2,765	9.13%, 10/15/2017 ■‡	2,952
		Rivers Pittsburgh L.P.
	465	9.50%, 06/15/2019 ■‡	514
			6,178
		Food Manufacturing - 0.1%
		Post Holdings, Inc.
	228	7.38%, 02/15/2022 ‡	253

		Health Care and Social Assistance - 0.3%
		Biomet, Inc.
	360	6.50%, 08/01/2020 ■	392
		Community Health Systems, Inc.
	220	7.13%, 07/15/2020 ‡	246
			638
		Information - 6.7%
		Cegedim S.A.
EUR	580	6.75%, 04/01/2020 ■‡	770
		Ceridian Corp.
	500	8.88%, 07/15/2019 ■‡	587
		Cerved Technologies S.p.A.
EUR	500	5.59%, 01/15/2019 ■‡Δ	665
		First Data Corp.
	1,080	6.75%, 11/01/2020 ■‡	1,158
	1,000	8.25%, 01/15/2021 ■‡	1,063
		Intelsat Jackson Holdings S.A.
	500	6.63%, 12/15/2022 ■‡	541
		Intelsat Luxembourg S.A.
	1,180	7.75%, 06/01/2021 ■‡	1,245
		Level 3 Financing, Inc.
	350	4.21%, 02/15/2015 ‡Δ	350
	300	10.00%, 02/01/2018 ‡	330
		Nara Cable Funding II Ltd.
EUR	725	8.50%, 03/01/2020 §‡	1,050
		Nara Cable Funding Ltd.
	500	8.88%, 12/01/2018 ■‡	528
		NII International Telecom Sarl
	945	11.38%, 08/15/2019 ■‡	1,091
		Softbrands, Inc.
	200	11.50%, 07/15/2018 ‡	236
		Unitymedia Hessen GmbH & Co.
	510	5.50%, 01/15/2023 ■‡	528
		UPC Holding B.V.
EUR	1,000	6.75%, 03/15/2023 ‡	1,350
		UPCB Finance VI Ltd.
	248	6.88%, 01/15/2022 ■‡	272
		Wind Acquisition Finance S.A.
EUR	1,625	5.43%, 04/30/2019 ■Δ	2,188
	1,500	7.25%, 02/15/2018 ■‡	1,577
			15,529
		Nonmetallic Mineral Product Manufacturing - 0.1%
		Ardagh Packaging Finance plc
	200	7.38%, 10/15/2017 ■	221

		Petroleum and Coal Products Manufacturing - 1.2%
		Denbury Resources, Inc.
	610	4.63%, 07/15/2023 ‡	616
		MEG Energy Corp.
	121	6.38%, 01/30/2023 ■‡	128
		Rosetta Resources, Inc.
	1,175	5.63%, 05/01/2021 ☼	1,225
		Shelf Drilling Holdings Ltd.
	695	8.63%, 11/01/2018 ■‡	743
			2,712
		Plastics and Rubber Products Manufacturing - 0.1%
		Sealed Air Corp.
	200	8.13%, 09/15/2019 ■‡	229

		Retail Trade - 0.3%
		GRD Holding III Corp.
	585	10.75%, 06/01/2019 ■‡	628
		Libby Glass, Inc.
	45	6.88%, 05/15/2020 ‡	50
			678

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate High Income Fund
Schedule of Investments – (Continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 19.5% - (continued)
		Soap, Cleaning Compound and Toilet Manufacturing - 0.7%
		Revlon Consumer Products Corp.
	$1,205	5.75%, 02/15/2021 ■‡	$1,241
		YCC Holdings LLC
	400	10.25%, 02/15/2016 Þ	413
			1,654
		Utilities - 0.8%
		Calpine Corp.
	360	7.25%, 10/15/2017 ■‡	381
		NRG Energy, Inc.
	1,000	6.63%, 03/15/2023 ■‡	1,090
	250	7.63%, 01/15/2018 ‡	290
			1,761
		Wholesale Trade - 1.5%
		Ontex IV
EUR	1,000	7.50%, 04/15/2018 §‡	1,409
		U.S. Foodservice, Inc.
	2,000	8.50%, 06/30/2019 ■‡	2,175
			3,584
		Total corporate bonds
		(cost $43,309)	$45,315

SENIOR FLOATING RATE INTERESTS ♦ - 80.4%
		Accommodation and Food Services - 2.4%
		Caesars Entertainment Operating Co., Inc.
	$1,816	4.45%, 01/28/2018	$1,622
	3,192	5.45%, 01/28/2018	2,895
	1,035	9.50%, 10/31/2016	1,050
			5,567
		Administrative Waste Management and Remediation - 2.4%
		Acosta, Inc.
	1,108	5.00%, 03/02/2018	1,124
		ADS Waste Holdings, Inc.
	1,262	4.25%, 10/09/2019	1,277
		Affinia Group, Inc.
	810	04/11/2016 ◊☼	814
		Audio Visual Services Group, Inc.
	925	6.75%, 11/09/2018	939
	1,000	10.75%, 05/09/2018	992
		Synagro Technologies, Inc.
	517	2.28%, 03/28/2014 Ψ	505
			5,651
		Agriculture, Construction, Mining and Machinery - 1.9%
		BOC Edwards, Inc.
	935	03/22/2020 ◊☼	939
		Hupah Finance, Inc.
	426	4.50%, 01/21/2019	431
		Nortek, Inc.
	87	5.25%, 04/26/2017	88
		Veyance Technologies, Inc.
	3,000	5.25%, 09/08/2017	3,014
			4,472
		Air Transportation - 2.6%
		Delta Air Lines, Inc.
	648	4.00%, 10/18/2018	656
		Delta Air Lines, Inc., Term Loan
	344	4.25%, 04/20/2017	349
		Landmark Aviation
	886	5.75%, 10/25/2019	908
		Landmark Aviation FBO Canada, Inc.
	96	5.75%, 10/25/2019	98
		United Airlines, Inc.
	2,475	4.00%, 04/01/2019	2,499
		US Airways Group, Inc.
	1,609	2.70%, 03/23/2014	1,609
			6,119
		Arts, Entertainment and Recreation - 4.8%
		24 Hour Fitness Worldwide, Inc.
	847	5.25%, 04/22/2016	851
		Cenveo Corp.
	2,170	04/05/2020 ◊☼	2,192
		Clear Channel Communications, Inc.
	456	3.85%, 01/29/2016	418
		ClubCorp Club Operations, Inc.
	473	5.00%, 11/30/2016	481
		Cumulus Media, Inc.
	123	4.50%, 09/17/2018	125
		FoxCo Acquisition LLC
	209	5.50%, 07/14/2017	213
		Golden Nugget, Inc.
	359	3.20%, 06/22/2014 Þ	347
		Golden Nugget, Inc., Delayed Draw
	200	3.20%, 06/22/2014 Þ	193
		Kabel Deutschland GMBH
EUR	270	04/19/2020 ◊☼	356
		Kabel Deutschland Holding AG
	1,369	3.25%, 02/01/2019	1,375
		Rock Ohio Caesars LLC
	470	03/28/2019 ◊☼	474
		Salem Communications Corp.
	975	4.50%, 03/13/2020	988
		San Juan Cable LLC
	123	6.00%, 06/09/2017	125
		Station Casinos LLC
	2,850	5.00%, 03/02/2020	2,883
			11,021
		Chemical Manufacturing - 5.7%
		Cytec Industries, Inc.
	104	09/20/2019 ◊	106
		DuPont Performance Coatings, Inc.
	305	4.75%, 02/01/2020	309
EUR	1,750	5.25%, 02/01/2020	2,327
		Houghton International, Inc.
	100	5.25%, 12/20/2019	101
		Ineos US Finance LLC
	3,369	6.50%, 05/04/2018 ☼	3,406
		Monarch, Inc.
	516	8.25%, 09/12/2019 - 03/12/2020	525
		Pinnacle Operating Corp.
	865	04/29/2020 ◊☼	868
	831	6.75%, 11/15/2018	841
	750	11.50%, 05/15/2019	738
		PQ Corp.
	748	4.50%, 08/07/2017	756
		Tronox Pigments Holland
	695	02/08/2018 ◊☼	705

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 80.4% - (continued)
	Chemical Manufacturing - 5.7% - (continued)
	Univar, Inc.
$1,990	5.00%, 06/30/2017 ☼	$1,999
	Utex Industries, Inc.
610	04/10/2020 ◊☼	617
		13,298
	Computer and Electronic Product Manufacturing - 1.2%
	Ceridian Corp.
1,167	5.95%, 05/09/2017	1,187
	Freescale Semiconductor, Inc.
1,647	5.00%, 03/01/2020	1,670
		2,857
	Construction - 0.4%
	Brock Holdings III, Inc.
469	6.01%, 03/16/2017	473
402	10.00%, 03/16/2018	406
		879
	Educational Services - 0.3%
	Bright Horizons Family Solutions, Inc.
643	4.00%, 01/30/2020	649

	Finance and Insurance - 6.6%
	Asurion LLC
1,434	4.50%, 05/24/2019	1,450
	Capital Automotvie L.P.
260	04/18/2020 ◊☼	268
1,590	4.25%, 04/05/2019 ☼	1,601
	Chrysler Group LLC
592	6.00%, 05/24/2017	600
	Cooper Gay Swett & Crawford Ltd.
2,715	04/05/2020 - 10/05/2020 ◊☼	2,755
	Evertec LLC
1,220	04/11/2020 ◊☼	1,217
	HUB International Ltd.
246	3.71%, 12/13/2017	248
	Lonestar Intermediate Super Holdings LLC
136	11.00%, 09/02/2019	146
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
246	4.20%, 11/29/2013	241
	Nuveen Investments, Inc.
886	4.20%, 05/13/2017	896
3,105	6.50%, 02/28/2019 ☼	3,128
	Ocwen Financial Corp.
630	5.00%, 02/15/2018	640
	USI Insurance Services LLC
1,202	5.25%, 12/27/2019	1,216
	Walter Investment Management
997	5.75%, 11/28/2017	1,014
		15,420
	Food Manufacturing - 3.5%
	Advance Pierre Foods, Inc.
614	5.75%, 07/10/2017	623
1,000	9.50%, 10/10/2017	1,024
	Del Monte Foods Co.
3,310	4.00%, 03/08/2018	3,333
	H. J. Heinz Co.
950	03/27/2020 ◊☼	958
	Hostess Brands, Inc.
750	6.75%, 03/21/2020	767
	Milk Specialties Co.
20	07/11/2018 ◊☼Б	20
499	7.00%, 11/09/2018	506
	Roundy's Supermarkets, Inc.
368	5.75%, 02/13/2019	361
	U.S. Foodservice, Inc.
472	5.75%, 03/31/2017	478
		8,070
	Furniture and Related Product Manufacturing - 0.7%
	AOT Bedding Super Holdings LLC
1,082	5.00%, 10/01/2019	1,096
	Wilsonart International Holding LLC
424	4.00%, 10/31/2019	425
		1,521
	Health Care and Social Assistance - 4.1%
	Alere, Inc.
283	4.25%, 06/30/2017	287
	American Renal Holdings, Inc.
1,090	4.50%, 08/20/2019	1,092
1,430	8.50%, 02/14/2020	1,442
	Ardent Medical Services, Inc.
499	6.75%, 07/02/2018	506
	ATI Holdings, Inc.
289	5.75%, 12/20/2019	293
	Bausch & Lomb, Inc.
328	5.25%, 05/17/2019	331
	Catalent Pharma Solutions, Inc.
480	12/31/2017 ◊☼	485
	DJO Finance LLC
813	4.75%, 09/15/2017	826
	Iasis Healthcare LLC
200	4.50%, 05/03/2018	202
	Immucor, Inc.
495	5.00%, 08/19/2018	502
	InVentiv Health, Inc., Term Loan B2
187	7.75%, 05/15/2018	186
	MultiPlan, Inc.
419	4.00%, 08/26/2017	423
	Par Pharmeceutical Cos., Inc.
348	4.25%, 09/30/2019	351
	Pharmaceutical Product Development, Inc.
424	4.25%, 12/05/2018	429
	Sheridan Healthcare, Inc.
139	4.50%, 06/29/2018	141
	Truven Health Analytics, Inc.
328	4.50%, 06/06/2019	331
	US Renal Care, Inc.
496	6.25%, 07/03/2019	504
666	10.25%, 01/03/2020	679
	Valeant Pharmaceuticals International
419	3.50%, 12/11/2019	424
		9,434
	Information - 14.0%
	Alcatel-Lucent
4,399	7.25%, 01/30/2019	4,506
	Arris Group, Inc.
2,000	3.50%, 02/10/2020	2,001

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate High Income Fund
Schedule of Investments – (Continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 80.4% - (continued)
	Information - 14.0% - (continued)
	Aspect Software, Inc.
$207	7.00%, 05/07/2016	$209
	Avaya, Inc., Term B-3 Loan
245	4.79%, 10/26/2017	228
	Blackboard, Inc.
247	6.25%, 10/04/2018	251
	Charter Communications Operating LLC
1,850	04/10/2020 ◊☼	1,845
	Decision Insight Information Group I, Inc.
473	7.00%, 01/04/2017	478
	Emdeon, Inc.
1,521	3.75%, 11/02/2018 ☼	1,534
	First Data Corp.
1,733	4.20%, 03/24/2017 - 09/30/2018	1,729
	First Data Corp., Extended 1st Lien Term Loan
1,650	4.20%, 03/23/2018	1,644
	Integra Telecom, Inc.
365	6.00%, 02/22/2019	372
	Intelsat Jackson Holdings S.A.
394	3.20%, 02/01/2014	394
	Kronos, Inc.
698	4.50%, 10/30/2019	707
750	9.75%, 04/30/2020	791
	Lawson Software, Inc.
695	5.25%, 04/05/2018	706
	Leap Wireless International, Inc.
1,004	4.75%, 10/10/2019 - 03/01/2020	1,009
	Level 3 Financing, Inc.
1,920	5.25%, 08/01/2019	1,945
	Light Tower Fiber LLC
645	4.50%, 04/01/2020	651
505	8.00%, 03/28/2021	514
	MISYS plc
1,343	7.25%, 12/12/2018	1,365
	MModal, Inc.
198	6.75%, 08/16/2019	193
	Novell, Inc.
334	7.25%, 11/22/2017	338
	Peak 10, Inc.
319	7.25%, 10/25/2018	323
	RedPrairie Corp.
544	6.75%, 12/21/2018	555
	Skillsoft Corp.
268	5.00%, 05/26/2017	272
	Sorenson Communications, Inc.
2,335	9.50%, 10/31/2014	2,372
	Syniverse Holdings, Inc.
400	1.35%, 04/23/2019 ☼Б	401
	TransFirst Holding, Inc.
499	6.25%, 12/27/2017	508
250	11.00%, 06/27/2018	255
	Virgin Media Finance plc
3,200	02/15/2020 ◊☼	3,884
	WideOpenWest Finance LLC
337	4.75%, 03/26/2019	342
	Windstream Corp.
234	3.50%, 01/23/2020	235
		32,557
	Manufacturing - 0.2%
	Ameriforge Group, Inc.
219	5.00%, 12/19/2019	222
330	8.75%, 12/21/2020	336
		558
	Media - 3.1%
	Gray Television, Inc.
434	4.75%, 10/12/2019	440
	Primedia, Inc.
153	7.50%, 01/13/2018	152
	Univision Communications, Inc.
6,635	4.75%, 03/01/2020 ☼	6,695
		7,287
	Mining - 1.8%
	Arch Coal, Inc.
2,488	5.75%, 05/16/2018	2,521
	Fortescue Metals Group Ltd.
1,692	5.25%, 10/18/2017	1,721
		4,242
	Miscellaneous Manufacturing - 2.8%
	Bombardier Recreational Products, Inc.
2,115	5.00%, 01/30/2019	2,135
	DigitalGlobe, Inc.
485	3.75%, 01/31/2020	490
	Doncasters plc
2,915	5.50%, 04/05/2020	2,936
	Hamilton Sundstrand Corp.
808	4.00%, 12/13/2019	813
	Sequa Corp.
156	5.25%, 06/19/2017	158
		6,532
	Motor Vehicle and Parts Manufacturing - 2.4%
	Federal Mogul Corp., Tranche B Term Loan
1,871	2.14%, 12/29/2014	1,772
	Federal Mogul Corp., Tranche C Term Loan
954	2.14%, 12/28/2015	904
	Navistar, Inc.
1,915	5.75%, 08/17/2017	1,949
	Tower International, Inc.
850	04/16/2020 ◊☼	860
		5,485
	Other Services - 0.5%
	Alliance Laundry Systems LLC
831	4.50%, 12/10/2018	838
	Apex Tool Group LLC
285	4.50%, 01/31/2020	289
		1,127
	Petroleum and Coal Products Manufacturing - 2.2%
	Dynegy Power LLC
923	04/16/2020 ◊☼	923
	Dynegy, Inc.
577	04/15/2020 ◊☼	577
	Plains Exploration & Production Co.
721	4.00%, 11/30/2019	721
	Samson Investment Co.
615	6.00%, 09/25/2018	622
	Shelf Drilling International Holdings Ltd.
1,796	6.25%, 05/31/2018	1,804

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 80.4% - (continued)
	Petroleum and Coal Products Manufacturing - 2.2% - (continued)
	Willbros United States Holdings, Inc.
$469	9.50%, 06/30/2014	$466
		5,113
	Pipeline Transportation - 1.3%
	EMG Utica LLC
535	4.75%, 03/07/2020	537
	EP Energy LLC
760	4.50%, 04/30/2019	769
117	5.00%, 05/24/2018	118
	NGPL Pipeco LLC
232	6.75%, 09/15/2017	235
	Philadelphia Energy Solutions LLC
1,430	04/03/2018 ◊☼	1,455
		3,114
	Primary Metal Manufacturing - 0.3%
	WireCo WorldGroup, Inc.
781	6.00%, 02/15/2017	790

	Professional, Scientific and Technical Services - 4.6%
	Advantage Sales & Marketing, Inc.
380	4.25%, 12/18/2017 ☼	384
801	8.25%, 06/17/2018	803
	Affinion Group, Inc., Tranche B Term Loan
4,702	6.50%, 10/09/2016	4,617
	AlixPartners LLP
298	4.50%, 06/30/2019	301
141	10.75%, 12/27/2019	145
	MoneyGram International, Inc.
2,460	4.25%, 03/27/2020	2,479
	Paradigm Ltd., Term Loan B1
995	4.75%, 07/30/2019	1,004
	Paradigm Ltd., Term Loan B2
356	10.50%, 07/30/2020	361
	SunGard Data Systems, Inc.
490	4.00%, 03/08/2020	496
		10,590
	Real Estate, Rental and Leasing - 1.2%
	Fly Leasing Ltd.
488	5.75%, 08/08/2018	494
	Realogy Corp.
104	3.20%, 10/05/2013	104
	Realogy Corp., Extended 1st Lien Term Loan B
1,275	4.01%, 03/05/2020	1,289
	Realogy Corp., Extended Credit Linked Deposit
83	4.49%, 10/10/2016	84
	The Hertz Corp.
720	3.00%, 03/11/2018	722
		2,693
	Retail Trade - 6.6%
	Albertsons LLC
630	5.75%, 02/20/2016	637
	American Builders & Contractors Supply Co.
1,100	3.50%, 04/05/2020	1,109
	BJ's Wholesale Club, Inc.
3,574	4.25%, 09/26/2019	3,603
	EB Sports Corp.
18	11.50%, 12/31/2015 Þ	18
	Great Atlantic & Pacific Tea Co., Inc.
1,324	11.00%, 03/13/2017	1,335
	Michaels Stores, Inc.
1,230	3.75%, 01/28/2020	1,241
	Party City Holdings, Inc.
1,820	4.25%, 07/27/2019	1,832
	Rite Aid Corp.
1,075	4.00%, 02/21/2020	1,088
725	5.75%, 08/21/2020	752
	Sports (The) Authority, Inc.
692	7.50%, 11/16/2017	695
	Sprouts Farmers Markets Holdings LLC
910	04/12/2020 ◊☼	912
	Supervalu, Inc.
1,610	6.25%, 03/21/2019	1,634
	TI Automotive Ltd.
460	5.50%, 03/14/2019	467
		15,323
	Transit and Ground Passenger Transportation - 0.3%
	Emergency Medical Services Corp.
769	4.00%, 05/25/2018	778

	Truck Transportation - 0.7%
	Nexeo Solutions LLC
1,280	5.00%, 09/09/2017 - 10/01/2017	1,286
	Swift Transportation Co., Inc.
257	4.00%, 12/21/2017	261
		1,547
	Utilities - 1.4%
	Energy Transfer Equity L.P.
127	3.75%, 03/24/2017	128
	Star West Generation LLC
1,290	5.00%, 03/13/2020	1,314
	Texas Competitive Electric Holdings Co. LLC
2,500	4.73%, 10/10/2017	1,838
		3,280
	Wholesale Trade - 0.4%
	Harbor Freight Tools USA, Inc.
362	5.50%, 11/14/2017	367
	HD Supply, Inc.
496	4.50%, 10/12/2017	502
		869
	Total senior floating rate interests
	(cost $183,844)	$186,843

	Total long-term investments
	(cost $227,153)	$232,158

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate High Income Fund
Schedule of Investments – (Continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 12.4%
Other Investment Pools and Funds - 12.4%
28,886	JP Morgan U.S. Government Money Market Fund		$28,886

	Total short-term investments
	(cost $28,886)		$28,886

	Total investments
	(cost $256,039) ▲	112.3%	$261,044
	Other assets and liabilities	(12.3)%	(28,623)
	Total net assets	100.0%	$232,421

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $256,059 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,129
Unrealized Depreciation	(144)
Net Unrealized Appreciation	$4,985

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $33,934, which represents 14.6% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $3,797, which represents 1.6% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $36,089 at April 30, 2013.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

Þ	This security may pay interest in additional principal instead of cash.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2013, the aggregate value of the unfunded commitment was $41,815, which represents 18.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

10

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	05/22/2013	BCLY	$1,042	$1,062	$(20)
CAD	Sell	05/22/2013	UBS	289	293	(4)
EUR	Sell	05/22/2013	BCLY	1,113	1,128	(15)
EUR	Sell	05/22/2013	CSFB	2,120	2,140	(20)
EUR	Sell	05/22/2013	UBS	8,765	8,752	13
GBP	Sell	05/22/2013	UBS	1,833	1,854	(21)
						$(67)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate High Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	45,315	–	45,315	–
Senior Floating Rate Interests	186,843	–	186,843	–
Short-Term Investments	28,886	28,886	–	–
Total	$261,044	$28,886	$232,158	$–
Foreign Currency Contracts *	13	–	13	–
Total	$13	$–	$13	$–
Liabilities:
Foreign Currency Contracts *	80	–	80	–
Total	$80	$–	$80	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate High Income Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $256,039)	$261,044
Cash	226
Foreign currency on deposit with custodian (cost $2,178)	2,208
Unrealized appreciation on foreign currency contracts	13
Receivables:
Investment securities sold	4,669
Fund shares sold	2,774
Dividends and interest	1,165
Other assets	62
Total assets	272,161
Liabilities:
Unrealized depreciation on foreign currency contracts	80
Payables:
Investment securities purchased	39,406
Fund shares redeemed	176
Investment management fees	26
Dividends	19
Administrative fees	—
Distribution fees	13
Accrued expenses	20
Total liabilities	39,740
Net assets	$232,421
Summary of Net Assets:
Capital stock and paid-in-capital	$226,067
Undistributed net investment income	30
Accumulated net realized gain	1,360
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,964
Net assets	$232,421

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.77/$11.10
Shares outstanding	9,558
Net assets	$102,968
Class C: Net asset value per share	$10.78
Shares outstanding	5,164
Net assets	$55,640
Class I: Net asset value per share	$10.78
Shares outstanding	5,171
Net assets	$55,735
Class R3: Net asset value per share	$10.76
Shares outstanding	224
Net assets	$2,411
Class R4: Net asset value per share	$10.76
Shares outstanding	224
Net assets	$2,413
Class R5: Net asset value per share	$10.76
Shares outstanding	236
Net assets	$2,537
Class Y: Net asset value per share	$10.76
Shares outstanding	996
Net assets	$10,717

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate High Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$4,332
Less: Foreign tax withheld	(2)
Total investment income	4,330

Expenses:
Investment management fees	533
Administrative services fees
Class R3	2
Class R4	2
Class R5	1
Transfer agent fees
Class A	35
Class C	17
Class I	10
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	86
Class C	182
Class R3	6
Class R4	3
Custodian fees	3
Accounting services fees	15
Registration and filing fees	51
Board of Directors' fees	1
Audit fees	6
Other expenses	7
Total expenses (before waivers)	960
Expense waivers	(72)
Total waivers	(72)
Total expenses, net	888
Net Investment Income	3,442
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,310
Net realized loss on foreign currency contracts	(30)
Net realized gain on other foreign currency transactions	106
Net Realized Gain on Investments and Foreign Currency Transactions	1,386
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,231
Net unrealized depreciation of foreign currency contracts	(73)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	27
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	3,185
Net Gain on Investments and Foreign Currency Transactions	4,571
Net Increase in Net Assets Resulting from Operations	$8,013

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate High Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$3,442	$3,451
Net realized gain on investments and foreign currency transactions	1,386	881
Net unrealized appreciation of investments and foreign currency transactions	3,185	1,305
Net Increase in Net Assets Resulting from Operations	8,013	5,637
Distributions to Shareholders:
From net investment income
Class A	(1,594)	(1,388)
Class C	(707)	(564)
Class I	(695)	(407)
Class R3	(53)	(125)
Class R4	(57)	(132)
Class R5	(63)	(139)
Class Y	(267)	(623)
Total from net investment income	(3,436)	(3,378)
From net realized gain on investments
Class A	(470)	—
Class C	(242)	—
Class I	(138)	—
Class R3	(21)	—
Class R4	(22)	—
Class R5	(23)	—
Class Y	(96)	—
Total from net realized gain on investments	(1,012)	—
Total distributions	(4,448)	(3,378)
Capital Share Transactions:
Class A	55,008	38,602
Class C	30,533	20,714
Class I	39,807	12,183
Class R3	120	128
Class R4	82	168
Class R5	232	138
Class Y	363	623
Net increase from capital share transactions	126,145	72,556
Net Increase in Net Assets	129,710	74,816
Net Assets:
Beginning of period	102,711	27,895
End of period	$232,421	$102,711
Undistributed (distribution in excess of) net investment income (loss)	$30	$24

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate High Income Fund
Notes to the Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Floating Rate High Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance

16

that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

17

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available

18

in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

19

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

c)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and

20

changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$13	$—	$—	$—	$—	$13
Total	$—	$13	$—	$—	$—	$—	$13

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$80	$—	$—	$—	$—	$80
Total	$—	$80	$—	$—	$—	$—	$80

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(30)	$—	$—	$—	$—	$(30)
Total	$—	$(30)	$—	$—	$—	$—	$(30)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(73)	$—	$—	$—	$—	$(73)
Total	$—	$(73)	$—	$—	$—	$—	$(73)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less

21

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

22

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$3,354	$66

*	The Fund commenced operations on September 30, 2011

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$976
Undistributed Long-Term Capital Gain	83
Unrealized Appreciation *	1,754
Total Accumulated Earnings	$2,813

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(80)
Accumulated Net Realized Gain (Loss)	87
Capital Stock and Paid-in-Capital	(7)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

23

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $2.0 billion	0.6500%
On next $2.5 billion	0.6400%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

24

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $381 and contingent deferred sales charges of $10 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	7%
Class C	4
Class I	4
Class R3	98
Class R4	99
Class R5	94
Class Y	100

25

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$180,739
Sales Proceeds Excluding U.S. Government Obligations	56,437

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and for the period September 30, 2011, (commencement of operations) through October 31, 2011:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,055	187	(1,062)	—	5,180	4,379	128	(801)	—	3,706
Amount	$64,272	$1,984	$(11,248)	$—	$55,008	$45,707	$1,334	$(8,439)	$—	$38,602
Class C
Shares	3,030	87	(242)	—	2,875	2,050	52	(117)	—	1,985
Amount	$32,190	$913	$(2,570)	$—	$30,533	$21,398	$542	$(1,226)	$—	$20,714
Class I
Shares	4,240	71	(562)	—	3,749	1,504	36	(374)	—	1,166
Amount	$45,022	$743	$(5,958)	$—	$39,807	$15,729	$381	$(3,927)	$—	$12,183
Class R3
Shares	4	7	—	—	11	1	12	—	—	13
Amount	$47	$73	$—	$—	$120	$3	$125	$—	$—	$128
Class R4
Shares	—	7	—	—	7	4	13	—	—	17
Amount	$5	$77	$—	$—	$82	$36	$132	$—	$—	$168
Class R5
Shares	14	8	—	—	22	2	13	(2)	—	13
Amount	$146	$86	$—	$—	$232	$25	$139	$(25)	$—	$139
Class Y
Shares	—	34	—	—	34	—	60	—	—	60
Amount	$—	$363	$—	$—	$363	$—	$623	$—	$—	$623
Total
Shares	13,343	401	(1,866)	—	11,878	7,940	314	(1,294)	—	6,960
Amount	$141,682	$4,239	$(19,776)	$—	$126,145	$82,898	$3,276	$(13,617)	$—	$72,557

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the

26

1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

27

The Hartford Floating Rate High Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (D)
A	$10.60	$0.24	$0.29	$0.53	$(0.26)	$(0.10)	$–	$(0.36)	$10.77
C	10.60	0.20	0.30	0.50	(0.22)	(0.10)	–	(0.32)	10.78
I	10.60	0.25	0.30	0.55	(0.27)	(0.10)	–	(0.37)	10.78
R3	10.58	0.23	0.29	0.52	(0.24)	(0.10)	–	(0.34)	10.76
R4	10.58	0.25	0.29	0.54	(0.26)	(0.10)	–	(0.36)	10.76
R5	10.58	0.26	0.29	0.55	(0.27)	(0.10)	–	(0.37)	10.76
Y	10.58	0.26	0.29	0.55	(0.27)	(0.10)	–	(0.37)	10.76

For the Year Ended October 31, 2012 (D)
A	10.20	0.62	0.42	1.04	(0.64)	–	–	(0.64)	10.60
C	10.20	0.54	0.42	0.96	(0.56)	–	–	(0.56)	10.60
I	10.20	0.65	0.42	1.07	(0.67)	–	–	(0.67)	10.60
R3	10.20	0.61	0.38	0.99	(0.61)	–	–	(0.61)	10.58
R4	10.20	0.64	0.38	1.02	(0.64)	–	–	(0.64)	10.58
R5	10.20	0.67	0.38	1.05	(0.67)	–	–	(0.67)	10.58
Y	10.20	0.67	0.38	1.05	(0.67)	–	–	(0.67)	10.58

From September 30, 2011 (commencement of operations), through October 31, 2011 (D)
A(G)	10.00	0.03	0.20	0.23	(0.03)	–	–	(0.03)	10.20
C(G)	10.00	0.03	0.19	0.22	(0.02)	–	–	(0.02)	10.20
I(G)	10.00	0.04	0.19	0.23	(0.03)	–	–	(0.03)	10.20
R3(G)	10.00	0.03	0.19	0.22	(0.02)	–	–	(0.02)	10.20
R4(G)	10.00	0.03	0.20	0.23	(0.03)	–	–	(0.03)	10.20
R5(G)	10.00	0.04	0.19	0.23	(0.03)	–	–	(0.03)	10.20
Y(G)	10.00	0.04	0.19	0.23	(0.03)	–	–	(0.03)	10.20

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on September 30, 2011.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

5.08	%(E)	$102,968	1.16	%(F)	1.05	%(F)	4.61	%(F)	38%
4.79	(E)	55,640	1.90	(F)	1.80	(F)	3.87	(F)	–
5.34	(E)	55,735	0.86	(F)	0.79	(F)	4.75	(F)	–
5.03	(E)	2,411	1.52	(F)	1.35	(F)	4.43	(F)	–
5.19	(E)	2,413	1.22	(F)	1.05	(F)	4.73	(F)	–
5.34	(E)	2,537	0.91	(F)	0.75	(F)	5.04	(F)	–
5.31	(E)	10,717	0.82	(F)	0.75	(F)	5.03	(F)	–

10.54		46,387	1.31		1.04		5.93		67
9.70		24,263	2.05		1.78		5.18		–
10.80		15,072	1.05		0.78		6.23		–
9.98		2,252	1.72		1.35		5.85		–
10.31		2,292	1.42		1.05		6.15		–
10.64		2,264	1.12		0.75		6.45		–
10.64		10,181	1.02		0.75		6.45		–

2.25	(E)	6,855	1.29	(F)	1.00	(F)	4.72	(F)	0
2.19	(E)	3,101	2.07	(F)	1.78	(F)	4.21	(F)	–
2.28	(E)	2,611	1.05	(F)	0.76	(F)	5.10	(F)	–
2.22	(E)	2,044	1.74	(F)	1.35	(F)	4.25	(F)	–
2.25	(E)	2,044	1.44	(F)	1.05	(F)	4.55	(F)	–
2.28	(E)	2,045	1.14	(F)	0.75	(F)	4.85	(F)	–
2.27	(E)	9,195	1.04	(F)	0.75	(F)	4.85	(F)	–

29

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

30

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

31

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Floating Rate High Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,050.80	$5.34	$1,000.00	$1,019.58	$5.26	1.05%	181	365
Class C	$1,000.00	$1,047.90	$9.15	$1,000.00	$1,015.86	$9.01	1.80	181	365
Class I	$1,000.00	$1,053.10	$4.02	$1,000.00	$1,020.88	$3.96	0.79	181	365
Class R3	$1,000.00	$1,050.30	$6.87	$1,000.00	$1,018.09	$6.76	1.35	181	365
Class R4	$1,000.00	$1,051.90	$5.35	$1,000.00	$1,019.58	$5.26	1.05	181	365
Class R5	$1,000.00	$1,053.40	$3.82	$1,000.00	$1,021.07	$3.76	0.75	181	365
Class Y	$1,000.00	$1,053.40	$3.82	$1,000.00	$1,021.07	$3.76	0.75	181	365

33

The Hartford Floating Rate High Income Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Floating Rate High Income Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its June 2011 meeting and its March 2012 meeting, when it initially considered the Fund’s existing investment management agreement and existing investment sub-advisory agreement, respectively. In this regard, the Board noted that there have been no material changes with respect to the information

34

provided to the Board in connection with the initial approval processes. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the initial approval processes and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services to be provided by HIFSCO and the Sub-adviser; (ii) performance of the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the initial approval processes, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Floating Rate High Income Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

The Hartford Floating Rate High Income Fund should not be considered an alternative to CDs or money market funds. This Fund is for clients who are looking to complement their traditional fixed income investments.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-FRHI13 4/13 113975 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL ALL-ASSET FUND 2013 Semi Annual Report

The Hartford Global All-Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global All-Asset Fund inception 05/28/2010

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total return.

Performance Overview 5/28/04 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Global All-Asset A#	7.66%	10.00%	7.55%
Global All-Asset A##		3.95%	5.49%
Global All-Asset C#	7.26%	9.11%	6.75%
Global All-Asset C##		8.11%	6.75%
Global All-Asset I#	7.83%	10.27%	7.84%
Global All-Asset R3#	7.52%	9.66%	7.26%
Global All-Asset R4#	7.66%	9.98%	7.56%
Global All-Asset R5#	7.77%	10.30%	7.86%
Global All-Asset Y#	7.82%	10.35%	7.91%
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	5.35%
MSCI All Country World Index	13.78%	15.69%	13.36%

†	Not Annualized
▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global All-Asset Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Global All-Asset Class A	1.26%	1.39%
Global All-Asset Class C	2.01%	2.13%
Global All-Asset Class I	1.01%	1.10%
Global All-Asset Class R3	1.51%	1.75%
Global All-Asset Class R4	1.21%	1.46%
Global All-Asset Class R5	0.96%	1.12%
Global All-Asset Class Y	0.91%	1.02%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Consolidated Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliot	Stephen A. Gorman, CFA	Brian M. Garvey
Senior Vice President and Asset Allocation Portfolio Manager	Vice President, Director of Tactical Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager	Vice President and Asset Allocation Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 7.66%, before sales charge, for the six-month period ended April 30, 2013, compared to the returns of 13.78% and 0.90%, respectively, for the MSCI All Country World Index and Barclays Capital U.S. Aggregate Index for the same period. The Fund outperformed the 7.13% average return of the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. The formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB also supported European assets.

Fixed income risk assets held up relatively well during the period as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to avert the fiscal cliff. Lawmakers also passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration. Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

The Fund uses multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. The Fund’s underperformance during the period was due in part to relatively weak performance in the Fund’s equity allocation. Equity underperformance versus its benchmark was due primarily to security selection within Materials and Financials. From a regional perspective, security selection within North America (U.S. and Canada) and Europe (United

3

The Hartford Global All-Asset Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

Kingdom and Switzerland) hurt relative returns. Aggregate top detractors from the equity allocation included the Market Vectors Gold Miners exchange traded fund, a Korean equity index futures position (KOSPI 200), and the Fund’s holding in gold production company Banro. An out-of-benchmark allocation to commodities, achieved through futures contracts in commodities such as gold, platinum, silver, and natural gas, also detracted as commodities underperformed the Fund’s benchmark.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection, as well as out-of-benchmark allocations to emerging market debt and bank loans, contributed positively to relative returns. Within emerging market debt, exposure to corporate cash bonds, nominal cash bonds, and interest rate swaps were the primary contributors to relative performance. The Fund’s bank loan exposure, via credit default swaps, and the Fund’s exposure to high yield, achieved via credit default swaps, boosted relative results.

What is the outlook?

We expect improvement in the global economy in the latter half of 2013 and into 2014. We believe that central banks are playing a key role in anchoring bond yields and shifting economic activity, with policies focused on currency debasement and socially acceptable outcomes. Cyclical inflation pressures in developed markets are likely to emerge as growth improves. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms should support an economic improvement in the region.

In general we believe equities represent good value over the medium term, and we ended the period overweight equities versus the Fund’s benchmark. We are focused on areas that are out of favor but benefit from structural change in the economy, such as European equities, value oriented small/mid cap securities with high active risk, and equities of countries poised to benefit from improving terms of trade. Terms of trade beneficiaries include Asian companies largely based in Korea and Taiwan.

Recent economic data out of Europe indicate ongoing weakness, which we expect will continue until at least late-2013. However, fundamental structural change continues. These changes require time to implement, but we believe their impact will be durable. Some of these changes are already producing results. Euro area deficits have shrunk to low levels relative to those of other developed nations, productivity is improving, and Southern European economies are stabilizing. We, therefore, continue to believe that despite the current economic challenges, Europe is an attractive opportunity.

Sentiment on U.S. Treasury bonds is at extreme bearish levels. In the past such a negative outlook often foreshadowed a bond rally. Given historically low rates and the persistent nature of inflation any bond rally could be muted this time, but we are wary of being aggressively short duration in the near term. We trimmed our exposure to U.S. Treasuries during the period. At the end of the period we were overweight bank loans and emerging markets debt within the Fund’s fixed income allocation.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.7%
Aa / AA	0.4
A	1.0
Baa / BBB	2.8
Ba / BB	2.2
B	0.8
Caa / CCC or Lower	0.1
Unrated	0.1
U.S. Government Agencies and Securities	7.9
Non-Debt Securities and Other Short-Term Instruments	85.5
Other Assets & Liabilities	(3.5)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Country

as of April 30, 2013

Percentage of
Country	Net Assets
Australia	1.8%
Austria	0.2
Belgium	0.2
Bermuda	0.1
Brazil	1.6
British Virgin Islands	0.2
Canada	2.9
Cayman Islands	0.2
Chile	0.2
China	1.3
Colombia	0.2
Denmark	0.1
Dominican Republic	0.0
Egypt	0.0
Finland	0.1
France	1.9
Germany	2.4
Greece	0.4
Hong Kong	2.6
India	0.5
Indonesia	0.1
Ireland	1.2
Israel	0.2
Italy	1.2
Japan	6.2
Jersey	0.0
Kazakhstan	0.1
Kuwait	0.1
Luxembourg	0.2
Malaysia	0.2
Mauritius	0.0
Mexico	0.9
Netherlands	0.6
New Zealand	0.3
Norway	1.7
Peru	0.2
Poland	0.0
Portugal	0.9
Qatar (State of)	0.2
Russia	0.3
Singapore	1.0
South Africa	0.3
South Korea	2.6
Spain	1.3
Sweden	1.2
Switzerland	2.0
Taiwan	2.7
Thailand	0.2
Turkey	0.4
United Arab Emirates	0.2
United Kingdom	3.1
United States	34.2
Short-Term Investments	22.8
Other Assets and Liabilities	(3.5)
Total	100.0%

5

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7%
	Automobiles and Components – 1.7%
228	Astra International Tbk PT	$172
3	Bayerische Motoren Werke (BMW) AG	273
2	BorgWarner, Inc. ●	188
9	Bridgestone Corp.	327
242	Cheng Shin Rubber Industries Co,. Ltd	820
84	China Motor Corp.	82
2	Continental AG ●	187
7	Daimler AG	415
6	Denso Corp.	281
342	Dongfeng Motor Group Co., Ltd.	511
18	Exedy Corp.	452
21	Ford Motor Co.	283
7	General Motors Co. ●	219
30	Honda Motor Co., Ltd.	1,186
4	Hyundai Motor Co., Ltd.	805
86	Isuzu Motors Ltd.	573
3	Kia Motors Corp.	162
2	Michelin (C.G.D.E.) Class B	169
113	Nan Kang Rubber Tire Co., Ltd.	134
127	Nissan Motor Co., Ltd.	1,329
40	Pirelli & Co. S.p.A.	411
9	Stanley Electric Co., Ltd.	181
10	Tachi-S Co., Ltd.	190
27	Tata Motors Ltd.	147
23	Toyota Motor Corp.	1,349
860	Xingda International Holdings	330
200	Yulon Motor Co., Ltd.	436
		11,612
	Banks - 5.1%
10	Alior Bank S.A. ●	234
24	Australia & New Zealand Banking Group Ltd.	798
45	Banco ABC Brasil S.A.	355
38	Banco Bilbao Vizcaya Argentaria S.A.	366
22	Banco Bradesco S.A.	360
538	Banco Espirito Santo S.A. ●	617
57	Banco Santander Brasil S.A.	420
63	Banco Santander Central Hispano S.A.	454
15	Bancolombia S.A.	242
10	Bancorpsouth, Inc.	153
26	Bangkok Bank plc	201
143	Bank Central Asia PT	158
558	Bank of China Ltd.	262
30	Bank of East Asia Ltd.	124
3	Bank of Montreal	201
5	Bank of Nova Scotia	290
1	Banque Cantonale Vaudoise	300
95	Barclays Bank plc ADR	422
6	BB&T Corp.	192
48	BNP Paribas	2,681
60	BOC Hong Kong Holdings Ltd.	206
5	BOK Financial Corp.	281
13	BS Financial Group, Inc.	172
9	Canadian Imperial Bank of Commerce	703
495	China Construction Bank	416
13	Commonwealth Bank of Australia	970
–	ConnectOne Bancorp Inc. ●	10
26	DBS Group Holdings Ltd.	359
18	DGB Financial Group, Inc.	251
48	DNB ASA ●	793
6	Federal Agricultural Mortgage Corp.	180
14	Fifth Third Bancorp	232
29	Fukuoka Financial Group, Inc.	150
24	Hana Financial Holdings	762
13	Hang Seng Bank Ltd.	211
15	HDFC Bank Ltd.	192
6	Home Capital Group, Inc.	331
9	Housing Development Finance Corp. Ltd.	143
138	HSBC Holdings plc	1,507
525	Industrial & Commercial Bank of China Ltd.	370
82	Intesa Sanpaolo	149
22	Itau Unibanco Banco Multiplo S.A. ADR	363
32	Itausa - Investimentos Itau S.A.	159
5	KB Financial Group, Inc.	152
431	Lloyds Banking Group plc ●	366
204	Mega Financial Holding Co.	158
220	Mitsubishi UFJ Financial Group, Inc.	1,494
178	Mizuho Financial Group, Inc.	392
21	National Australia Bank Ltd.	740
5	National Bank of Canada	411
27	Nordea Bank Ab	322
33	Oversea-Chinese Banking Corp., Ltd.	290
4	PNC Financial Services Group, Inc.	281
164	PT Bank Rakyat Indonesia	159
6	Royal Bank of Canada	355
9	Shinhan Financial Group Co., Ltd.	316
7	Societe Generale Class A	251
35	Spar Nord Bank A/S ●	223
14	Standard Bank Group Ltd.	181
46	Standard Chartered plc	1,151
32	Sumitomo Mitsui Financial Group, Inc.	1,503
8	SunTrust Banks, Inc.	240
6	Svenska Handelsbanken Ab Class A	259
9	Swedbank Ab	215
3	Toronto-Dominion Bank	285
34	Turkiye Garanti Bankasi A.S.	188
233	Turkiye Sinai Kalkinma Bankasi A.S.	335
31	Unicredit S.p.A.	160
18	United Overseas Bank Ltd.	320
14	US Bancorp	462
106	Wells Fargo & Co.	4,028
25	Westpac Banking Corp.	867
		33,844
	Capital Goods - 5.0%
8	3M Co.	786
19	ABB Ltd. ADR	440
5	AGCO Corp.	279
36	AirTac International Group	191
25	Amada Co., Ltd.	198
17	Asahi Glass Co., Ltd.	133
6	Atlas Copco Ab B Shares	151
37	BAE Systems plc	218
72	Beijing Enterprises Holdings Ltd.	542
63	Belden, Inc. ‡	3,097
7	Boeing Co.	619
48	Carlisle Cos., Inc. ‡	3,129
9	Caterpillar, Inc.	720

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Capital Goods - 5.0% - (continued)
127	China International Marine Containers Co., Ltd.	$204
546	China Liansu Group Holdings Ltd.	312
31	Compagnie De Saint-Gobain	1,245
2	Cummins, Inc.	166
5	Danaher Corp.	326
5	Danieli & Co.	133
7	Deere & Co.	624
1	Doosan Corp.	163
6	Eaton Corp. plc	355
9	Emerson Electric Co.	478
4	European Aeronautic Defence & Space Co. N.V.	224
1	Fanuc Corp.	208
368	Far Eastern New Century Corp.	396
5	Fastenal Co.	258
12	Ferrovial S.A.	202
27	Fiat Industrial S.p.A.	301
3	Fluor Corp.	181
48	GATX Corp. ╦	2,435
2	Geberit AG	560
86	General Electric Co. ‡	1,908
8	Honeywell International, Inc.	573
26	Hutchison Whampoa Ltd.	284
14	Hyundai Development Co.	285
1	Hyundai Heavy Industries Co., Ltd.	115
3	Illinois Tool Works, Inc.	218
5	Ingersoll-Rand plc	266
18	Itochu Corp.	229
2	Joy Global, Inc.	109
20	Keppel Corp., Ltd.	173
4	Keppel REIT	5
22	King Slide Works Co., Ltd.	175
26	Kingspan Group plc	312
65	Kinik Co.	120
8	Komatsu Ltd.	212
11	Koninklijke Philips Electronics N.V.	303
13	Kubota Corp.	188
5	Larsen & Toubro Ltd.	135
4	Legrand S.A.	170
2	LG Corp.	118
2	LS Corp.	125
3	Metso Oyj	121
12	Mitsubishi Corp.	225
42	Mitsubishi Electric Corp.	400
38	Mitsubishi Heavy Industries Ltd.	263
15	Mitsui & Co., Ltd.	205
5	Monotaro Co.	138
2	Nidec Corp.	121
6	Obrascon Huarte Lain S.A.	217
2	Parker-Hannifin Corp.	186
8	Pentair Ltd.	414
1	Precision Castparts Corp.	218
2	Rockwell Automation, Inc.	195
20	Rolls-Royce Holdings plc	349
2	Samsung C&T Corp.	124
11	Sandvik AB	158
7	Scania AB Class B	144
5	Schneider Electric S.A.	350
198	Shanghai Industrial Holdings Ltd.	629
28	Shin Zu Shing Co., Ltd.	71
7	Siemens AG	721
1	SMC Corp. of America	207
12	Sumitomo Electric Industries Ltd.	157
62	Taiwan Glass Industries Corp.	63
480	TECO Electric & Machinery Co., Ltd.	452
14	Textron, Inc.	363
5	United Technologies Corp.	432
28	Vinci S.A.	1,328
404	Walsin Lihwa Corp.	125
		33,673
	Commercial and Professional Services - 0.6%
224	ACCO Brands Corp. ●	1,513
2	ADT (The) Corp.	95
5	Bilfinger Berger AG	497
17	Brambles Ltd.	157
5	Cintas Corp.	219
15	Experian plc	257
44	Performant Financial Corp. ●	425
3	Secom Co., Ltd.	148
16	Seek Ltd.	189
4	Tyco International Ltd.	136
5	Waste Management, Inc.	219
		3,855
	Consumer Durables and Apparel - 1.4%
3	Adidas AG	266
3	Cie Financiere Richemont S.A.	281
3	Coach, Inc.	155
40	Formosa Taffeta Co.	38
26	Giant Manufacturing	156
5	Hugo Boss AG	536
2	LVMH Moet Hennessy Louis Vuitton S.A.	359
87	Mattel, Inc. ‡	3,988
60	Merida Industry Co., Ltd.	364
4	NIKE, Inc. Class B	286
5	Nikon Corp.	102
25	Panasonic Corp.	181
269	Pou Chen	318
2	PVH Corp.	261
205	Ruentex Industries Ltd.	490
8	Sankyo Co., Ltd.	351
7	Sega Sammy Holdings, Inc.	184
134	Skyworth Digital Holdings Ltd.	111
11	Sony Corp.	186
163	Sunny Optical Technology Group	216
–	Swatch Group AG	229
8	Toll Brothers, Inc. ●	269
		9,327
	Consumer Services - 0.9%
6	Carnival Corp.	196
1	Chipotle Mexican Grill, Inc. ●	222
21	Compass Group plc	277
14	Ctrip.com International Ltd. ADR ●	300
4	Darden Restaurants, Inc.	188
40	Genting Berhad	138
13	Home Inns & Hotels Management, Inc. ●	333
3	Las Vegas Sands Corp.	192
7	McDonald's Corp.	738
163	MGM China Holdings Ltd.	384

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Consumer Services - 0.9% - (continued)
16	New Oriental Education & Technology Group, Inc. ADR	$307
51	Opap S.A.	506
4	Paddy Power plc	368
5	Starbucks Corp.	334
3	Starwood Hotels & Resorts, Inc.	206
43	TUI AG ●	456
127	Wynn Macau Ltd. ●	386
2	Wynn Resorts Ltd.	206
4	Yum! Brands, Inc.	265
		6,002
	Diversified Financials - 2.1%
8	American Express Co.	537
3	Ameriprise Financial, Inc.	244
7	Banca Generali S.p.A.	136
70	Bank of America Corp. ‡	863
9	Bank of New York Mellon Corp.	251
28	BM & F Bovespa S.A.	195
4	Capital One Financial Corp.	236
49	Citigroup, Inc.	2,284
3	CME Group, Inc.	196
9	Credit Suisse Group AG	245
8	Deutsche Bank AG	351
2	Deutsche Boerse AG	156
6	Discover Financial Services, Inc.	281
7	Eaton Vance Corp.	280
159	Fubon Financial Holding Co., Ltd	228
4	Goldman Sachs Group, Inc. ‡	511
7	Groupe Bruxelles Lambert S.A.	557
13	Hong Kong Exchanges & Clearing Ltd.	227
3	IBJ Leasing Co., Ltd.	103
26	ING Groep N.V. ●	214
3	IntercontinentalExchange, Inc. ●	423
8	Invesco Ltd.	242
35	JP Morgan Chase & Co.	1,739
10	Julius Baer Group Ltd.	390
7	Legg Mason, Inc.	221
11	Morgan Stanley	246
42	Nomura Holdings, Inc.	342
17	ORIX Corp.	267
7	SEI Investments Co.	205
4	State Street Corp.	260
3	T. Rowe Price Group, Inc.	231
74	UBS AG	1,323
		13,984
	Energy - 4.5%
3	Anadarko Petroleum Corp.	294
3	Apache Corp.	229
4	Baker Hughes, Inc.	176
27	BG Group plc	457
143	BP plc	1,038
3	Cameron International Corp. ●	198
7	Canadian Natural Resources Ltd.	208
8	Chesapeake Energy Corp.	162
13	Chevron Corp. ‡	1,571
179	China Petroleum & Chemical Corp. Class H	198
46	China Shenhua Energy Co., Ltd.	164
131	CNOOC Ltd.	244
8	Cobalt International Energy, Inc. ●	210
8	ConocoPhillips Holding Co.	503
3	Devon Energy Corp.	180
10	Enbridge Energy Management ●	282
17	Enbridge, Inc.	818
39	Eni S.p.A.	942
2	EOG Resources, Inc. ‡	268
42	ERA Group, Inc. ●	957
31	Exxon Mobil Corp. ‡	2,800
8	GS Holdings Corp.	376
8	Halliburton Co.	322
3	Hess Corp.	228
–	Inpex Corp.	436
122	JX Holdings, Inc.	662
9	Kinder Morgan Management LLC ●	761
13	Kinder Morgan, Inc.	501
316	Kunlun Energy Co., Ltd.	619
5	Lukoil ADR	302
5	Marathon Oil Corp.	179
4	Marathon Petroleum Corp.	324
3	National Oilwell Varco, Inc.	211
42	OAO Gazprom Class S ADR	333
5	Occidental Petroleum Corp.	488
14	OGX Petroleo e Gas Participacoes S.A. ●	14
12	Origin Energy Ltd.	149
5	Peabody Energy Corp.	98
213	PetroChina Co., Ltd.	271
56	Petroleo Brasileiro S.A.	555
4	Phillips 66	253
14	PTT Public Co., Ltd.	153
14	Reliance Industries Ltd.	206
32	Repsol S.A. ●	752
16	Royal Dutch Shell plc	538
25	Royal Dutch Shell plc Class B	888
12	Saipem S.p.A.	331
5	Sasol Ltd.	227
9	Schlumberger Ltd.	682
231	Scorpio Tankers, Inc. ●	2,002
18	Seacor Holdings, Inc.	1,302
12	Statoil ASA	295
8	Suncor Energy, Inc.	245
20	Tecnicas Reunidas S.A.	972
18	Total S.A.	892
10	Transcanada Corp.	505
3	Transocean Ltd. ●	179
10	Tullow Oil plc	149
8	Valero Energy Corp.	304
7	Williams Cos., Inc.	253
7	Woodside Petroleum Ltd.	257
		30,113
	Food and Staples Retailing - 1.0%
7	Carrefour S.A.	205
3	Costco Wholesale Corp.	356
10	CVS Caremark Corp.	554
82	Distribuidora Internacional De Alimentacion S.A.	637
26	Jeronimo Martins	620
14	Koninklijke Ahold N.V.	214
16	Metro AG	499
9	Seven & I Holdings Co., Ltd.	333
81	Tesco plc	458
7	Walgreen Co.	346

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Food and Staples Retailing - 1.0% - (continued)
73	Wal-Mart de Mexico S.A.B. de C.V.	$232
12	Wal-Mart Stores, Inc.	928
12	Wesfarmers Ltd.	545
12	Woolworths Ltd.	457
		6,384
	Food, Beverage and Tobacco - 3.7%
14	Adecoagro S.A. ●	107
15	Altria Group, Inc.	545
8	Anheuser-Busch InBev N.V.	809
17	Archer-Daniels-Midland Co.	588
6	Asahi Group Holdings Ltd.	156
304	Asian Citrus Holdings Ltd.	129
6	Associated British Foods plc	190
15	British American Tobacco plc	828
44	Bumitama Agri Ltd. ●	36
10	Bunge Ltd. Finance Corp.	740
45	C&C Group plc	278
112	Charoen Pokphand Foods Ltd.	121
105	China Agri-Industries Holdings	51
135	China Modern Dairy Holdings Ltd. ●	47
10	Coca-Cola Amatil Ltd.	159
29	Coca-Cola Co.	1,246
10	Coca-Cola Hellenic Bottling Co. S.A.	237
64	Davide Campari	517
19	Diageo Capital plc	590
20	Ebro Foods S.A.	409
67	First Resources Ltd.	95
34	Fomento Economico Mexicano S.A. de C.V.	382
7	General Mills, Inc.	362
36	Glanbia plc	481
377	Golden Agri Resources Ltd.	162
5	Groupe Danone	354
28	Grupo Modelo S.A.B. de C.V.	251
11	Heineken N.V.	744
10	Imperial Tobacco Group plc	345
85	IOI Corp. Bhd	140
31	ITC Ltd.	190
29	Japan Tobacco, Inc. ☼	1,097
23	JBS S.A.	72
7	Kernel Holding S.A. ●	120
9	Kerry Group plc Class A	550
21	Kirin Brewery Co., Ltd.	362
7	Kraft Foods Group, Inc.	362
2	KT&G Corp.	134
5	Lorillard, Inc.	199
3	Maple Leaf Foods, Inc. w/ Rights	46
362	Marine Harvest ●	377
3	Mead Johnson Nutrition Co.	204
7	Minerva S.A. ●	40
15	Mondelez International, Inc.	466
25	Nestle S.A.	1,796
11	PepsiCo, Inc.	890
8	Perdigao S.A.	203
2	Pernod-Ricard S.A.	255
12	Philip Morris International, Inc.	1,131
31	Post Holdings, Inc. ●	1,365
11	PureCircle Ltd. ●	45
7	SABMiller plc	396
11	SLC Agricola S.A.	93
84	Standard Foods Corp.	289
12	Suedzucker AG	501
12	Tyson Foods, Inc. Class A	296
16	Unilever N.V.	679
525	Uni-President Enterprises Corp.	1,035
5	Viscofan S.A.	275
198	Wilmar International Ltd.	536
		25,103
	Health Care Equipment and Services - 1.1%
10	Abbott Laboratories	379
4	Aetna, Inc.	238
4	Baxter International, Inc.	281
546	Biosensors International Group Ltd. ●	533
5	Carl Zeiss Meditec AG	163
3	Cie Generale d'Optique Essilor International S.A.	288
4	CIGNA Corp.	297
3	Covidien plc	217
13	DiaSorin S.p.A.	487
7	Express Scripts Holding Co. ●	406
2	Fresenius Medical Care AG & Co.	167
1	Fresenius SE & Co. KGaA	169
2	Humana, Inc.	160
–	Intuitive Surgical, Inc. ●	228
–	M3, Inc.	285
3	McKesson Corp.	298
7	Medtronic, Inc.	341
25	Rhoen-Klinikum AG	532
122	Sorin S.p.A. ●	341
4	St. Jude Medical, Inc.	175
3	Terumo Corp.	127
8	UnitedHealth Group, Inc.	487
4	Wellpoint, Inc.	267
3	Zimmer Holdings, Inc.	240
		7,106
	Household and Personal Products - 0.6%
4	Colgate-Palmolive Co.	419
3	Estee Lauder Co., Inc.	225
4	Henkel AG & Co. KGaA	282
3	Herbalife Ltd.	128
8	Kao Corp.	263
3	Kimberly-Clark Corp.	335
2	L'Oreal S.A. ●	419
11	Pola Orbis Holdings, Inc.	375
17	Procter & Gamble Co.	1,306
4	Reckitt Benckiser Group plc	307
8	Shiseido Co., Ltd.	110
131	Vinda International Holdings Ltd.	171
		4,340
	Insurance - 2.6%
3	ACE Ltd.	273
4	Aflac, Inc.	209
4	Ageas	151
208	AIA Group Ltd.	925
7	Alleghany Corp. ●‡	2,610
4	Allianz SE	554
6	Allstate Corp.	290
6	American International Group, Inc. ●	244
39	Amp Ltd.	221
11	Assicurazioni Generali S.p.A.	209
30	Aviva plc	142

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Insurance - 2.6% - (continued)
27	AXA S.A.	$503
11	Berkshire Hathaway, Inc. Class B ●	1,193
89	China Life Insurance Co., Ltd.	245
173	China Pacific Insurance Co., Ltd.	624
3	Chubb Corp.	286
10	Cincinnati Financial Corp.	482
11	Delta Lloyd N.V.	220
42	Discovery Ltd.	383
6	Hanover Insurance Group, Inc.	285
8	Lincoln National Corp.	262
1	Markel Corp. ●	283
8	MetLife, Inc.	306
2	Muenchener Rueckversicherungs	391
24	Ping An Insurance (Group) Co.	188
7	Principal Financial Group, Inc.	250
4	Prudential Financial, Inc.	249
24	Prudential plc	407
20	RMI Holdings ☼	53
7	Sampo Oyj Class A	271
1	Samsung Fire & Marine Insurance Co., Ltd.	139
44	Storebrand ASA	202
20	Suncorp-Metway Ltd.	263
3	Swiss Re Ltd.	234
38	T&D Holdings, Inc.	447
54	Tokio Marine Holdings, Inc.	1,721
5	Torchmark Corp.	336
4	Travelers Cos., Inc.	362
6	Unum Group	165
12	XL Group plc	383
1	Zurich Financial Services AG	307
		17,268
	Materials - 5.3%
33	Acerinox S.A. ●	361
115	African Barrick Gold Ltd.	314
1	Agrium, Inc.	132
3	Air Liquide	381
3	Akzo Nobel N.V.	157
65	Alacer Gold Corp.	195
44	Alamos Gold, Inc.	620
21	Allied Nevada Gold Corp. ●	227
12	Anglo American plc	298
5	AngloGold Ashanti	92
9	ArcelorMittal	110
378	Asia Cement Corp.	481
8	Ball Corp.	352
326	Banro Corp. ●	417
4	Barrick Gold Corp.	77
8	BASF SE	762
27	BHP Billiton Ltd.	903
14	BHP Billiton plc	388
12	Boliden Ab	196
3	Celanese Corp.	169
475	Centamin plc ●	308
1	CF Industries Holdings, Inc.	208
68	China Bluechemical Ltd.	41
1,575	China Petrochemical Dev Corp.	853
23	China Steel Chemical Corp.	114
780	China Steel Corp.	688
78	Colossus Minerals, Inc. ●	179
13	Companhia Sider·rgica Nacional	53
24	Compania De Minas Buenaventur ADR	483
59	Continental Gold Ltd. ●	290
31	Continental Gold Ltd. Private Placement ●	154
54	CRH plc ☼	1,169
11	Deltic Timber Corp.	689
10	Detour Gold Corp. ●	126
9	Dow Chemical Co.	295
7	E.I. DuPont de Nemours & Co.	382
3	Ecolab, Inc.	261
77	Evolution Mining Ltd. ●	78
26	Feng Hsin Iron & Steel Co.	46
56	Formosa Chemicals & Fibre Corp.	131
63	Formosa Plastic Corp.	152
7	Freeport-McMoRan Copper & Gold, Inc.	217
15	Gerdau S.A.	115
5	Goldcorp, Inc.	149
234	Golden Star Resources Ltd. ●	253
55	Graphic Packaging Holding Co. ●	411
52	Grupo Mexico S.A.B. de C.V.	187
39	Hitachi Metals Ltd.	398
3	Holcim Ltd.	218
1,868	Huabao International Holdings Ltd.	858
7	Impala Platinum Holdings Ltd.	103
39	Incitec Pivot Ltd.	117
3	Industrias Penoles S.A.B. de C.V.	110
1	InkTec Co., Ltd.	38
10	International Paper Co.	473
7	Israel Chemicals Ltd.	80
3	Johnson Matthey plc	125
150	Kingsgate Consolidated Ltd.	338
21	Koza Altin Isletmeleri A.S.	422
76	Lcy Chemical Corp.	90
2	LG Chem Ltd.	193
2	Linde AG	323
146	Medusa Mining Ltd.	498
7	Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	104
79	Mitsubishi Gas Chemical Co.	606
13	Monsanto Co.	1,361
14	Mosaic Co.	891
12	Mytilineos Holding ●	73
81	Nan Ya Plastics Corp.	161
193	Nevsun Resources Ltd.	728
7	Newcrest Mining Ltd.	126
9	Newmont Mining Corp.	282
40	Nippon Shokubai Co., Ltd.	394
61	Nippon Steel & Sumitomo Metal Corp.	163
3	Nitto Denko Corp.	204
116	Northern Star Resources Ltd.	82
5	Orica Ltd.	112
141	Oriental Union Chemical Corp.	156
30	Osisko Mining Corp. ●	127
127	Petropavlovsk plc	288
1	Posco Ltd.	222
22	Potash Corp. of Saskatchewan, Inc.	932
4	Randgold Resources Ltd. ADR	293
26	Regis Resources Ltd. ●	103
5	Rio Tinto Ltd.	299
10	Rio Tinto plc	468
3	Rock Tenn Co. Class A	340

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Materials - 5.3% - (continued)
7	Royal Gold, Inc.	$378
82	Rubicon Minerals Corp. ●	143
203	Semafo, Inc.	385
4	Shin-Etsu Chemical Co., Ltd.	271
234	Showa Denko K.K.	378
9	Sibanye Gold Ltd. ●	9
12	Silgan Holdings, Inc.	591
38	Silver Lake Resources Ltd. ●	41
38	Smurfit Kappa Group plc	568
3	Sociedad Quimica y Minera de Chile S.A.	125
68	St. Barbara Ltd. ●	42
17	Stora Enso Oyj Class R	116
1	Syngenta AG	371
411	Taiwan Cement	546
178	Taiwan Fertilizer Co., Ltd	426
14	Tokyo Ohka Kogyo Co., Ltd.	295
21	Toray Industries, Inc.	145
70	TSRC Corp.	138
94	Tung Ho Steel Enterprise Corp.	92
6	Uralkali GDR §	211
29	Vale S.A.	482
18	Xstrata plc	264
48	Yamana Gold, Inc.	596
19	Yamato Kogyo Co.	627
2	Yara International ASA	113
4	Zeon Corp. ☼	38
253	Zhaojin Mining Industry Co., Ltd.	283
1,113	Zijin Mining Group Co., Ltd.	330
		35,567
	Media - 2.1%
49	Arbitron, Inc. ‡	2,293
4	Avex, Inc.	111
9	Axel Springer AG	369
14	British Sky Broadcasting Group plc	178
6	CBS Corp. Class B	283
19	Comcast Corp. Class A	803
5	Cookpad, Inc.	183
18	DirecTV ●	1,003
–	Fuji Media Holdings, Inc.	441
7	Kabel Deutschland Holding AG	637
4	Liberty Global, Inc. ●	271
54	Liberty Global, Inc. Class C ●	3,651
4	McGraw-Hill Cos., Inc.	215
4	Naspers Ltd.	260
17	News Corp. Class A	514
10	Pearson plc	177
4	REA Group, Ltd.	133
16	Reed Elsevier Capital, Inc.	187
97	Sky Deutschland AG ●	554
3	Time Warner Cable, Inc.	275
8	Time Warner, Inc.	483
5	Viacom, Inc. Class B	290
12	Walt Disney Co.	756
12	WPP plc	205
		14,272
	Pharmaceuticals, Biotechnology and Life Sciences - 2.7%
1	3-D Matrix, Ltd. ●	46
11	Abbvie Inc.	495
4	Agilent Technologies, Inc.	167
3	Allergan, Inc.	303
5	Amgen, Inc.	562
6	Astellas Pharma, Inc.	362
10	AstraZeneca plc	544
6	Bayer AG	656
1	Biogen Idec, Inc. ●	321
12	Bristol-Myers Squibb Co.	475
3	Celgene Corp. ●	369
10	Daiichi Sankyo Co., Ltd.	205
23	Eisai Co., Ltd.	1,050
9	Elan Corp. plc ●	109
8	Eli Lilly & Co.	439
6	Gerresheimer AG	323
10	Gilead Sciences, Inc. ●	515
34	GlaxoSmithKline plc	884
19	Johnson & Johnson	1,646
2	Linical Co., Ltd.	42
20	Merck & Co., Inc.	957
8	Mylan, Inc. ●	237
17	Novartis AG	1,285
4	Novo Nordisk A/S	649
2	Perrigo Co.	218
51	Pfizer, Inc.	1,493
–	Prothena Corp. plc ●	2
5	Roche Holding AG	1,155
9	Sanofi-Aventis S.A.	977
57	Scinopharm Taiwan, Ltd.	133
18	Shionogi & Co., Ltd.	435
6	Shire plc	203
11	Taiwan Liposome Co., Ltd. ●	86
7	Takeda Pharmaceutical Co., Ltd.	379
8	Teva Pharmaceutical Industries Ltd.	323
		18,045
	Real Estate - 3.1%
5	AEON Mall Co., Ltd.	161
4	Allied Properties REIT	153
5	Allreal Holding AG REIT	670
3	American Tower Corp. REIT	277
17	Artis REIT	285
252	Ascendas REIT	565
7	Boardwalk REIT	428
64	BWP Trust REIT	161
17	Canadian Apartment Properties REIT	440
7	Canadian REIT	309
388	Capitacommercial Trust REIT	540
52	Castellum AB	781
134	CFS Retail Property Trust Group REIT	304
19	Cheung Kong Holdings Ltd.	290
12	Cominar REIT	276
9	Crombie REIT	141
27	Deutsche Wohnen A.G.	467
7	Dundee REIT	274
8	Equity Lifestyle Properties, Inc. REIT	622
3	Equity Residential Properties Trust REIT	203
508	Evergrande Real Estate Group Ltd.	208
3	Federal Realty Investment Trust REIT	361
62	Federation Centres	168
96	FKP Property Group	163
31	Goodman Group REIT	166
75	GPT Group REIT	317

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Real Estate - 3.1% - (continued)
9	GSW Immobilien AG	$364
6	H&R Real Estate Investment Trust	149
4	HCP, Inc. REIT	233
20	Henderson Land Development Co., Ltd.	148
11	Host Hotels & Resorts, Inc. REIT	198
33	Hufvudstaden AB	430
616	IGB REIT	275
177	ING Office Fund REIT	604
7	Liberty Property Trust REIT	300
39	Link (The) REIT	220
77	Macquarie CountryWide Trust REIT	341
302	Mapletree Commercial Trust REIT	359
300	Mapletree Industries REIT	382
191	Mapletree Logistics Trust REIT	203
13	Mitsubishi Estate Co., Ltd.	428
11	Mitsui Fudosan Co., Ltd.	373
3	Mobimo Holding AG	702
5	Northern Property REIT	146
291	Norwegian Property ASA	408
5	ProLogis L.P. REIT	229
9	PSP Swiss Property AG	845
6	Regency Centers Corp. REIT	341
5	RioCan REIT	147
2	Shopping Centres Australasia Property Group ●	4
3	Simon Property Group, Inc. REIT	500
76	Stockland REIT	307
44	Sun Hung Kai Properties Ltd.	631
265	Suntec REIT	419
10	Swiss Prime Site AG	817
1	Unibail Rodamco REIT	259
23	Westfield Group REIT	280
175	Westfield Retail Trust REIT	597
22	Wharf Holdings Ltd.	196
12	Wihlborgs Fastigheter A.B.	193
		20,758
	Retailing - 2.1%
37	Advance Automotive Parts, Inc.	3,123
3	Amazon.com, Inc. ●	672
13	Askul Corp.	238
218	Baoxin Automotive Group Ltd. ●	190
3	Bed Bath & Beyond, Inc. ●	213
80	Belle International Holdings Ltd.	130
161	Dah Chong Hong Holdings Ltd.	149
4	Dollar Tree, Inc. ●	204
12	Don Quijote Co.	627
2	Fielmann AG	149
7	Hennes & Mauritz Ab	262
2	Hikari Tsushin, Inc.	104
11	Home Depot, Inc.	795
1	Hyundai Department Store Co., Ltd.	169
8	Hyundai Home Shopping Network Corp.	1,149
2	Industria de Diseno Textil S.A.	254
711	Intime Department Store Group Co., Ltd.	844
28	Kingfisher plc	135
4	Kohl's Corp.	168
15	K's Holdings Corp.	539
4	L Brands Inc.	205
65	Li & Fung Ltd.	84
78	Lifestyle International	171
17	Lojas Americanas S.A.	151
10	Lowe's Co., Inc.	371
5	Macy's, Inc.	234
2,098	Maoye International Holdings	450
1	Netflix, Inc. ●	257
1	Pinault-Printemps-Redoute S.A.	218
1	Priceline.com, Inc. ●	374
16	Rakuten, Inc.	174
7	Start Today Co., Ltd.	112
5	Target Corp.	324
3	Tiffany & Co.	221
6	TJX Cos., Inc.	283
35	Woolworths Holdings Ltd.	271
		14,014
	Semiconductors and Semiconductor Equipment - 2.4%
39	Ali Corp	42
5	Altera Corp.	148
15	Arm Holdings plc	227
25	ASM Pacific Technology Ltd.	254
3	ASML Holding N.V.	214
5	Broadcom Corp. Class A	177
78	Chipbond Technology Corp.	198
3	Eo Technics Co, Ltd.	101
8	Eugene Technology Co, Ltd.	169
7	Hermes Microvision, Inc.	223
30	Hynix Semiconductor, Inc.	818
5	Iljin Display	99
15	Infineon Technologies AG	122
33	Intel Corp.	787
3	KLA-Tencor Corp.	187
3	Koh Young Technology, Inc.	81
4	Lam Research Corp. ●	196
75	Maxim Integrated Products, Inc. ‡	2,331
15	MediaTek, Inc.	183
4	Samsung Electronics Co., Ltd.	5,996
873	Taiwan Semiconductor Manufacturing Co., Ltd.	3,242
7	Texas Instruments, Inc.	263
3	Tokyo Electron Ltd.	130
278	United Microelectronics Corp.	107
80	Vanguard International Semiconductor Corp.	87
		16,382
	Software and Services - 3.8%
5	Accenture plc	388
6	Adobe Systems, Inc. ●	259
20	Amadeus IT Holding S.A. Class A	588
8	Bit-Isle, Inc.	111
9	Cardtronics, Inc. ●	238
13	Carsales.Com Ltd.	128
3	Citrix Systems, Inc. ●	168
5	Cognizant Technology Solutions Corp. ●	300
1	Com2Us Corp. ●	48
26	Computershare Ltd.	269
14	Daum Communications Corp.	1,165
–	Digital Garage, Inc.	184
14	Diligent Board Member Services Inc. ●	90
8	eBay, Inc. ●	437
1	Enigmo, Inc. ●	114
11	Facebook, Inc. ●	317
41	Fiserv, Inc. ●‡	3,776

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Software and Services - 3.8% - (continued)
1	Gamevil, Inc. ●	$49
23	Giant Interactive Group, Inc. ADR ●	172
6	GMO Payment Gateway, Inc.	138
2	Google, Inc. ●‡	1,350
11	HCL Technologies Ltd.	141
107	Higher One Holdings, Inc. ●	1,051
8	IBM Corp. ╦	1,583
3	Infomart Corp.	88
4	Infosys Technologies Ltd.	146
5	Internet Initiative Japan, Inc.	202
3	Intuit, Inc.	194
11	Iress Market Technology Ltd.	98
4	Itochu Techno-Science Corp.	176
12	Kakaku.com, Inc.	299
2	Livesense, Inc. ●	148
1	Mastercard, Inc.	515
12	Micros Systems, Inc. ●	492
49	Microsoft Corp.	1,627
24	Net One Systems Co., Ltd.	211
3	NetEase, Inc. ADR	186
1	Nintendo Co., Ltd.	122
27	Oracle Corp.	890
14	Pchome Online, Inc.	63
4	Red Hat, Inc. ●	179
6	Salesforce.com, Inc. ●	238
8	SAP AG	640
6	SMS Co, Ltd.	109
9	Sohu.com, Inc. ●	472
19	SouFun Holdings Ltd.	481
17	Sumisho Computer Systems Corp. ☼	368
21	Tata Consultancy Services Ltd.	550
9	Tencent Holdings Ltd.	312
14	United Internet AG	390
47	VeriFone Systems, Inc. ●	1,012
4	Visa, Inc.	590
2	VMware, Inc. ●	131
18	Websense, Inc. ●	315
14	Wirecard A.G.	387
–	Yahoo Japan Corp.	186
12	Yahoo!, Inc. ●	292
		25,173
	Technology Hardware and Equipment - 2.6%
57	AAC Technologies Holdings, Inc.	277
42	Advantech Co., Ltd.	199
24	Anritsu Corp.	359
6	Apple, Inc. ‡	2,706
36	Asustek Computer, Inc.	419
10	Canon, Inc.	350
48	Chicony Electronics Co., Ltd.	141
69	Chroma Ate, Inc.	148
36	Cisco Systems, Inc.	751
14	Corning, Inc.	196
12	Dell, Inc.	165
96	Delta Electronics, Inc.	462
31	Diebold, Inc.	907
37	Digital China Holdings Ltd.	47
16	EMC Corp. ●	361
28	Fuji Photo Film Co., Ltd.	570
14	Hewlett-Packard Co.	291
11	High Technology Computer Corp.	112
20	Hitachi High-Technologies Co.	490
208	Hitachi Ltd.	1,331
109	Hon Hai Precision Industry Co., Ltd.	283
7	Hoya Pentax HD Corp.	134
2	Iriso Electronics Co., Ltd. ☼	38
56	Ju Teng International Holdings	37
8	Juniper Networks, Inc. ●	135
4	Kyocera Corp.	399
5	L.G. Philips LCD Co., Ltd.	133
274	Lenovo Group Ltd.	251
166	Lite-On Technology Corp.	299
37	Lumax Internatioinal	88
2	Murata Manufacturing Co., Ltd.	175
5	NetApp, Inc. ●	165
32	Nokia Oyj	107
6	Partron Co, Ltd.	134
11	Qualcomm, Inc.	648
60	Redington India	88
4	SanDisk Corp. ●	204
33	Scientech Corp. ●	63
2	SFA Engineering Corp.	88
8	Suprema, Inc.	155
687	SVI Public Co., Ltd.	98
52	Synnex Technology International Corp.	88
8	TDK Corp. ☼	297
5	TE Connectivity Ltd.	234
30	Telefonaktiebolaget LM Ericsson Class B	367
50	Test Research, Inc.	83
560	Tongda Group Holdings Ltd.	34
116	Toshiba Corp.	641
9	TPK Holding Co., Ltd.	183
3	Trimble Navigation Ltd. ●	94
8	Vtech Holdings Ltd.	101
–	Wacom Co., Ltd.	399
804	WPG Holdings Co., Ltd.	969
		17,494
	Telecommunication Services - 2.3%
26	Advanced Info Service Public Co., Ltd.	242
380	America Movil S.A.B. de C.V.	407
38	AT&T, Inc. ╦	1,426
129	Axiata Group Berhad	287
17	Bharti Televentures	104
67	BT Group plc	288
5	CenturyLink, Inc.	203
60	China Mobile Ltd.	664
81	China Unicom Ltd.	116
27	Deutsche Telekom AG	315
15	Drillisch AG	311
24	France Telecom S.A.	260
26	Freenet AG	653
43	Hellenic Telecommunications Organization S.A.	375
7	KDDI Corp.	332
13	MTN Group Ltd.	231
8	Nippon Telegraph & Telephone Corp.	382
–	NTT DoCoMo, Inc.	243
105	Portugal Telecom SGPS S.A.	547
164	PT Telekomunikasi Indonesia Tbk	198
5	SBA Communications Corp. ●	424

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 60.7% - (continued)
	Telecommunication Services - 2.3% - (continued)
101	Singapore Telecommunications Ltd.	$321
24	SoftBank Corp.	1,202
37	Sprint Nextel Corp. ●	258
1	Swisscom AG	544
73	Telefonica S.A. ●	1,074
36	Telenor ASA	808
33	Telia Ab	226
65	Telstra Corp., Ltd.	333
19	Verizon Communications, Inc.	1,022
10	Vivendi S.A.	231
530	Vodafone Group plc	1,617
		15,644
	Transportation - 1.1%
12	Abertis Infraestructuras S.A.	219
367	AirAsia Berhad	354
14	All America Latina Logistica S.A.	73
6	Canadian National Railway Co.	587
3	Central Japan Railway Co.	309
20	CSX Corp.	499
15	Delta Air Lines, Inc. ●	256
3	East Japan Railway Co.	224
372	Evergreen Marine Corp., Ltd.	217
2	FedEx Corp.	224
–	Hutchinson Port Holdings Trust	–
32	Kintetsu Corp.	162
7	Latam Airlines Group S.A.	145
10	Norfolk Southern Corp.	755
4	Osterreichische Post AG	160
1	Pescanova S.A.	318
14	Ryanair Holdings plc ADR	616
23	Tobu Railway Co., Ltd.	133
24	Transurban Group	171
52	Turk Hava Yollari Anonim Ortakligi ●	215
4	Union Pacific Corp.	563
8	United Continental Holdings, Inc. ●	252
8	United Parcel Service, Inc. Class B	728
3	West Japan Railway Co.	151
		7,331
	Utilities - 2.9%
10	AGL Energy Ltd.	161
6	Ameren Corp.	226
52	Centrica plc	300
109	Cheung Kong Infrastructure Holdings Ltd.	792
75	China Longyuan Power Group Corp.	69
9	Chubu Electric Power Co., Inc.	111
49	Cia de Saneamento Basico do Estado de Sao Paulo	693
25	CLP Holdings Ltd.	223
11	Companhia Energetica de Minas Gerais	143
63	E.On SE	1,146
125	Empresa Nacional del Petroleo	222
190	Enel S.p.A.	735
141	ENN Energy Holdings Ltd.	816
6	Exelon Corp.	242
6	Fortum Corp.	117
13	GDF Suez	281
1,236	Guangdong Investment Ltd.	1,197
66	Hong Kong & China Gas Co., Ltd.	199
218	Huaneng Power International, Inc.	252
145	Iberdrola S.A.	780
7	Integrys Energy Group, Inc.	453
10	Kansai Electric Power Co., Inc.	128
6	Korea Electric Power Corp. ●	179
99	National Grid plc	1,262
9	NextEra Energy, Inc.	771
11	NiSource, Inc.	352
36	NTPC Ltd.	106
5	Oneok, Inc.	246
96	Osaka Gas Co., Ltd.	416
11	PG&E Corp.	533
10	Pinnacle West Capital Corp.	595
16	Power Assets Holdings Ltd.	158
61	Power Grid Corp. of India Ltd.	128
6	Red Electrica Corporacion S.A.	311
37	Scottish & Southern Energy	901
23	Severn Trent plc	662
121	Snam S.p.A.	597
45	Suez Environment S.A.	644
85	Tenaga Nasional Bhd	220
32	Tokyo Gas Co., Ltd.	183
21	Tractebel Energia S.A.	368
21	UGI Corp.	845
12	United Utilities Group plc	144
14	Wisconsin Energy Corp.	607
		19,514
	Total common stocks
	(cost $371,377)	$406,805

PREFERRED STOCKS - 0.2%
	Automobiles and Components - 0.0%
1	Volkswagen AG N.V.	$293

	Banks - 0.1%
23	Banco Itau Holding	385

	Food, Beverage and Tobacco - 0.0%
9	Cia de Bebidas das Americas	358

	Utilities - 0.1%
40	Cia Paranaense de Energie	704

	Total preferred stocks
	(cost $1,783)	$1,740

WARRANTS - 0.0%
	Energy - 0.0%
6	Kinder Morgan, Inc. ●	$34

	Total warrants
	(cost $9)	$34

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
EXCHANGE TRADED FUNDS - 1.8%
	Other Investment Pools and Funds - 1.8%
224	iShares MSCI Canada Index Fund	$6,273
108	Market Vectors Gold Miners	3,266
57	SPDR Barclays Convertible Securities ETF	2,434

	Total exchange traded funds
	(cost $14,041)	$11,973

CORPORATE BONDS - 4.9%
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Celulosa Arauco y Constitucion S.A.
$296	7.25%, 07/29/2019	$354

	Air Transportation - 0.1%
	Aeropuertos Dominicanos
325	9.25%, 11/13/2019 §	353

	Beverage and Tobacco Product Manufacturing - 0.1%
	Anadolu Efes
850	3.38%, 11/01/2022 §	839

	Chemical Manufacturing - 0.1%
	PTT plc
600	3.38%, 10/25/2022 ■	605

	Construction - 0.4%
	Country Garden Holdings Co.
542	11.25%, 04/22/2017 ■	606
	Empresas ICA, S.A.B. de C.V.
382	8.90%, 02/04/2021 §	370
	Hongkong (The) Land Finance Co., Ltd.
340	4.50%, 10/07/2025	360
	Hutchison Whampoa Ltd.
482	6.00%, 10/28/2015 ■♠	524
	Odebrecht Finance Ltd.
492	7.50%, 09/14/2015 §♠	534
	Shimao Property Holding Ltd.
320	9.65%, 08/03/2017 §	352
		2,746
	Finance and Insurance - 1.6%
	Axis Bank
450	4.75%, 05/02/2016 §	474
	Banco de Credito del Peru/Panama
791	5.38%, 09/16/2020 §	870
	Banco Panamericano S.A.
425	8.50%, 04/23/2020 §	487
	Banco Santander S.A.
825	4.13%, 11/09/2022 §	831
	Bancolombia S.A.
662	6.13%, 07/26/2020	725
	Bank of China Hong Kong
542	5.55%, 02/11/2020 ■	614
	Bank of East Asia Ltd.
352	6.13%, 07/16/2020	411
	CBQ Finance Ltd.
364	7.50%, 11/18/2019 ■	448
	DBS Bank Ltd.
800	3.63%, 09/21/2022 §	838
	Fibria Overseas Finance Ltd.
632	7.50%, 05/04/2020 §	719
	Gazprombank OJSC Via GPB Eurobond
500	7.88%, 04/25/2018 §♠Δ	522
	Home Credit & Finance Bank
325	9.38%, 04/24/2020 §	353
	HSBK Europe B.V.
752	7.25%, 05/03/2017 §	812
	ICICI Bank Ltd.
525	5.75%, 11/16/2020 §	585
	Kuwait Projects Co.
437	8.88%, 10/17/2016 §	514
	Standard Bank plc
255	8.13%, 12/02/2019	301
	Turkiye Garanti Bankasi A.S.
350	5.25%, 09/13/2022 §	381
	VTB Capital S.A.
569	6.88%, 05/29/2018 §	638
		10,523
	Food Manufacturing - 0.2%
	Grupo Bimbo S.A.B.
733	4.88%, 06/30/2020 §	836
	JBS Finance II Ltd.
225	8.25%, 01/29/2018 ■	243
		1,079
	Health Care and Social Assistance - 0.1%
	Teva Pharmaceuticals Finance LLC
600	6.15%, 02/01/2036	788

	Information - 0.4%
	Colombia Telecomunicaciones S.A. ESP
400	5.38%, 09/27/2022 §	401
	Digicel Ltd.
400	8.25%, 09/01/2017 §	421
	Indosat Palapa Co. B.V.
455	7.38%, 07/29/2020 §	511
	MTS International Funding Ltd.
325	8.63%, 06/22/2020 §	409
	NII Capital Corp.
417	10.00%, 08/15/2016	429
	Qtel International Finance Ltd.
550	4.75%, 02/16/2021 §	619
		2,790
	Mining - 0.2%
	Bumi Investment Pte Ltd.
608	10.75%, 10/06/2017 §	491
	Mongolian Mining Corp.
275	8.88%, 03/29/2017 §	281
	Vedanta Resources plc
343	9.50%, 07/18/2018 §	393
		1,165
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Cemex Finance LLC
820	9.50%, 12/14/2016 §	882

	Petroleum and Coal Products Manufacturing - 0.5%
	CNOOC Finance 2012 Ltd.
725	3.88%, 05/02/2022 §	769
	Dolphin Energy Ltd.
650	5.50%, 12/15/2021 §	770
	Gaz Capital S.A.
425	9.25%, 04/23/2019 §	554

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 4.9% - (continued)
		Petroleum and Coal Products Manufacturing - 0.5% - (continued)
		OGX Austria GmbH
	$350	8.50%, 06/01/2018 §	$220
		Pacific Rubiales Energy Corp.
	725	7.25%, 12/12/2021 §	826
		Reliance Holdings USA, Inc.
	325	5.40%, 02/14/2022 §	366
			3,505
		Pipeline Transportation - 0.1%
		Korea Gas Corp.
	685	4.25%, 11/02/2020 ■	753

		Primary Metal Manufacturing - 0.3%
		CITIC Pacific Ltd.
	700	6.63%, 04/15/2021 §	720
		CSN Islands XII
	614	7.00%, 09/23/2015 §♠	616
		Posco
	802	4.25%, 10/28/2020 ■	870
			2,206
		Real Estate, Rental and Leasing - 0.1%
		Agile Property Holdings Ltd.
	775	8.88%, 04/28/2017 §	835

		Retail Trade - 0.1%
		Cencosud S.A.
	475	5.50%, 01/20/2021 §	516

		Utilities - 0.3%
		Colbun S.A.
	239	6.00%, 01/21/2020 ■	270
		Hong Kong Electric Finance Ltd.
	755	4.25%, 12/14/2020 §	834
		Korea Hydro & Nuclear Power Co., Ltd.
	475	4.75%, 07/13/2021 §	536
		Taqa Abu Dhabi National Energy Co.
	263	5.88%, 10/27/2016 ■	299
			1,939
		Water Transportation - 0.1%
		DP World Ltd.
	400	6.85%, 07/02/2037 ■	481

		Wholesale Trade - 0.0%
		Li & Fung Ltd.
	318	5.25%, 05/13/2020 §	351

		Total corporate bonds
		(cost $31,443)	$32,710

FOREIGN GOVERNMENT OBLIGATIONS - 5.2%
		Brazil - 0.3%
		Brazil (Republic of)
	$1,200	7.13%, 01/20/2037	$1,761

		Canada - 0.9%
		Canada (Government of)
CAD	6,000	1.50%, 09/01/2017	6,042

		Greece - 0.3%
		Hellenic Republic
EUR	3,245	2.00%, 02/24/2032 - 02/24/2037 ☼	1,811
			$1,811
		Ireland - 0.3%
		Ireland (Republic of)
EUR	1,545	4.50%, 10/18/2018	2,235

		Italy - 0.3%
		Italy Buoni Poliennali del Tesoro
EUR	1,700	4.75%, 05/01/2017	2,427

		Mexico - 0.4%
		Mexican Udibonos
MXN	5,598	4.50%, 11/22/2035 ◄	686
		United Mexican States
	1,326	6.05%, 01/11/2040	1,744
			2,430
		New Zealand - 0.3%
		New Zealand (Government of)
NZD	1,290	4.50%, 02/15/2016	1,792

		Norway - 1.2%
		Norway (Kingdom of)
NOK	46,850	2.00%, 05/24/2023	8,101

		Portugal - 0.6%
		Obrigacoes do Tesouro
EUR	1,975	3.85%, 04/15/2021	2,338
EUR	925	4.35%, 10/16/2017	1,212
EUR	350	4.75%, 06/14/2019	452
			4,002
		Sweden - 0.6%
		Sweden (Kingdom of)
SEK	16,700	3.50%, 06/01/2022	3,009
SEK	4,953	3.50%, 12/01/2028 ◄	1,145
			4,154
		Total foreign government obligations
		(cost $31,991)	$34,755

U.S. GOVERNMENT AGENCIES - 7.6%
		FHLMC - 0.6%
	$2,148	5.50%, 01/01/2038 - 05/01/2040	$2,320
	1,250	6.00%, 09/01/2034 - 12/01/2037	1,373
			3,693
		FNMA - 4.3%
	760	3.00%, 05/15/2043 ☼	795
	5,100	3.50%, 05/15/2041 ☼	5,434
	4,900	4.00%, 05/15/2043 ☼	5,245
	6,200	4.50%, 05/15/2041 ☼	6,684
	1,906	5.50%, 04/01/2034 - 06/01/2038	2,089
	8,104	6.00%, 06/01/2040 - 05/15/2043 ☼	8,865
			29,112
		GNMA - 2.7%
	790	3.00%, 05/15/2043 ☼	841
	6,400	5.50%, 05/15/2039 ☼	6,993

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬		Market Value ╪
U.S. GOVERNMENT AGENCIES - 7.6% - (continued)
	GNMA - 2.7% - (continued)
$8,900	6.00%, 03/15/2033 - 04/15/2043	$10,055
		17,889
	Total U.S. government agencies
	(cost $50,722)	$50,694

U.S. GOVERNMENT SECURITIES - 0.3%
U.S. Treasury Securities - 0.3%
	U.S. Treasury Bonds - 0.3%
$1,125	3.38%, 04/15/2032 ◄	$2,411

	Total U.S. government securities
	(cost $2,347)	$2,411

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
Commodity Contracts - 0.0%
	Brent Oil Option
1,355	Expiration: 08/12/2013, Exercise Price: $140.00 β	$2
1,355	Expiration: 02/10/2014, Exercise Price: $150.00β	11
1,355	Expiration: 08/11/2014, Exercise Price: $160.00β	10
		23
	Total call options purchased
	(cost $206)	$23

PUT OPTIONS PURCHASED - 0.0%
Equity Contracts - 0.0%
	S&P 500 10yr Contingent Option
29	Expiration: 02/21/2014, Exercise Price:
	$1,422.43	$33

	Total put options purchased
	(cost $290)	$33

	Total long-term investments
	(cost $504,209)	$541,178

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 22.8%
Repurchase Agreements - 22.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $6,054, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $6,175)
$6,054	0.17%, 4/30/2013	$6,054
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $16,495, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $16,825)
16,495	0.15%, 4/30/2013	16,495

	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $31,770, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $32,405)
31,770	0.15%, 4/30/2013		31,770
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $44,124, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $45,007)
44,124	0.14%, 4/30/2013		44,124
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $7,934, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $8,093)
7,934	0.17%, 4/30/2013		7,934
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $26,887, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $27,425)
26,887	0.14%, 4/30/2013		26,887
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $18,903, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $19,281)
18,903	0.17%, 4/30/2013		18,903
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $337, collateralized by U.S. Treasury Note 3.88%, 2018, value of $345)
337	0.13%, 4/30/2013		337
			152,504
	Total short-term investments
	(cost $152,504)		$152,504

	Total investments
	(cost $656,713) ▲	103.5%	$693,682
	Other assets and liabilities	(3.5)%	(23,460)
	Total net assets	100.0%	$670,222

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2013, the Fund invested 1.3% of its total assets in the Subsidiary.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $660,754 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$57,690
Unrealized Depreciation	(24,762)
Net Unrealized Appreciation	$32,928

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $5,713, which represents 0.9% of total net assets.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $1,095 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $5,651, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.
☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $32,501 at April 30, 2013.
◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $23,840, which represents 3.6% of total net assets.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.
♠	Perpetual maturity security. Maturity date shown is the first call date.
β	This security has limitations. If at time of expiration the price of a barrel of ICE Brent Crude is equal to or greater than the strike price, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.
Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

18

Futures Contracts Outstanding at April 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	163	06/17/2013	$20,303	$21,109	$806
Canadian Government 10-Year Bond Future	86	06/19/2013	11,383	11,673	290
German Stock Exchange Future	56	06/21/2013	14,724	14,604	(120)
Gold 100oz Future	35	06/26/2013	5,652	5,152	(500)
KOSPI 200 Index Future	99	06/13/2013	11,889	11,558	(331)
S&P 500 (E-Mini) Future	130	06/21/2013	10,065	10,349	284
U.S. Treasury 10-Year Note Future	422	06/19/2013	55,503	56,278	775
U.S. Treasury 2-Year Note Future	7	06/28/2013	1,543	1,544	1
U.S. Treasury 30-Year Bond Future	3	06/19/2013	431	445	14
U.S. Treasury 5-Year Note Future	32	06/28/2013	3,966	3,989	23
U.S. Treasury CME Ultra Long Term Bond Future	56	06/19/2013	8,857	9,203	346
					$1,588
Short position contracts:
Australian SPI 200 Index Future	85	06/20/2013	$11,114	$11,385	$(271)
Euro-BUND Future	54	06/06/2013	10,141	10,424	(283)
Japan 10-Year Bond Future	10	06/11/2013	14,864	14,826	38
Long Gilt Future	145	06/26/2013	26,063	27,030	(967)
					$(1,483)
					$105

* The number of contracts does not omit 000's.

Cash of $10,920 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/01/2013	CSFB	$1	$1	$–
AUD	Buy	05/01/2013	JPM	61	61	–
AUD	Buy	05/31/2013	WEST	19,671	19,892	221
AUD	Sell	06/20/2013	CSFB	11,055	11,062	(7)
CAD	Buy	05/31/2013	BCLY	7,419	7,558	139
CAD	Buy	06/19/2013	UBS	4,505	4,601	96
CAD	Sell	05/01/2013	JPM	5	5	–
CAD	Sell	06/19/2013	UBS	5,862	5,987	(125)
CHF	Buy	06/19/2013	UBS	5,010	5,113	103
CHF	Sell	05/31/2013	CSFB	7,599	7,650	(51)
CHF	Sell	05/06/2013	DEUT	29	29	–
CHF	Sell	05/02/2013	JPM	43	43	–
CNY	Buy	09/06/2013	JPM	3,005	3,003	(2)
CNY	Sell	09/06/2013	JPM	2,950	3,003	(53)
EUR	Buy	05/02/2013	BCLY	415	420	5
EUR	Buy	05/31/2013	BCLY	7,101	7,199	98
EUR	Buy	05/08/2013	CSFB	250	251	1
EUR	Buy	05/03/2013	JPM	49	49	–
EUR	Buy	06/19/2013	JPM	6,382	6,485	103
EUR	Sell	06/19/2013	BCLY	1,660	1,692	(32)
EUR	Sell	06/19/2013	CBK	267	270	(3)
EUR	Sell	06/19/2013	CSFB	249	250	(1)
EUR	Sell	05/01/2013	JPM	94	94	–
EUR	Sell	06/19/2013	JPM	7,625	7,748	(123)
EUR	Sell	05/31/2013	MSC	2,319	2,350	(31)
EUR	Sell	06/19/2013	SSG	6,369	6,486	(117)
GBP	Buy	06/19/2013	WEST	12,189	12,667	478
GBP	Sell	05/03/2013	BCLY	115	115	–
GBP	Sell	05/01/2013	JPM	29	29	–
GBP	Sell	05/31/2013	UBS	6,064	6,175	(111)
JPY	Buy	05/07/2013	CSFB	38	38	–
JPY	Buy	05/01/2013	HSBC	70	71	1
JPY	Buy	05/02/2013	SSG	276	279	3
JPY	Sell	06/19/2013	BCLY	2,223	2,177	46
JPY	Sell	05/07/2013	CSFB	103	103	–
JPY	Sell	05/01/2013	HSBC	26	26	–
JPY	Sell	05/01/2013	JPM	12	12	–
JPY	Sell	05/31/2013	NAB	22,381	22,825	(444)
KRW	Buy	06/13/2013	JPM	12,004	11,972	(32)
KRW	Sell	05/01/2013	JPM	162	162	–
MXN	Buy	06/19/2013	JPM	1,229	1,265	36
MXN	Sell	06/19/2013	JPM	352	362	(10)
NOK	Buy	05/31/2013	MSC	2,318	2,378	60
NOK	Buy	06/19/2013	MSC	2,114	2,169	55
NOK	Sell	06/19/2013	CBK	8,096	8,010	86
NZD	Sell	06/19/2013	WEST	1,816	1,898	(82)
SEK	Buy	06/19/2013	BCLY	3,164	3,102	(62)
SEK	Buy	06/19/2013	JPM	1,614	1,599	(15)
SEK	Sell	06/19/2013	BCLY	5,932	5,816	116
ZAR	Buy	05/08/2013	DEUT	53	53	–
						$346

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Sell protection:
CDX.EM.19	GSC	$28,525	5.00%	06/20/18	$3,509	$3,654	$145
CDX.NA.HY.20	JPM	4,825	5.00%	06/20/18	139	297	158
LCDX.NA.15	GSC	3,159	2.50%	12/20/15	31	126	95
LCDX.NA.17	BCLY	12,288	2.50%	12/20/16	(909)	661	1,570
Total					$2,770	$4,738	$1,968

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	0.93% Fixed	6M CHF LIBOR	CHF	2,260	11/08/22	$–	$8	$8
BCLY	5.47% Fixed	3M JIBAR	ZAR	11,050	01/29/16	–	(10)	(10)
BCLY	CLPUF	2.41% Fixed	CLP	307,125	04/04/22	–	23	23
GSC	0.87% Fixed	6M CHF LIBOR	CHF	1,135	11/16/22	–	12	12
GSC	0.94% Fixed	6M CHF LIBOR	CHF	6,235	09/03/22	–	7	7
GSC	1.21% Fixed	6M CHF LIBOR	CHF	80	06/19/23	–	(2)	(2)
GSC	CLICP Camara	2.25% Fixed	CLP	708,475	06/26/22	–	27	27
GSC	CLICP Camara	2.35% Fixed	CLP	761,625	04/16/22	–	47	47
						$–	$112	$112

* Notional shown in U.S. dollars unless otherwise noted.

Total Return Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount *	Payments received (paid) by Fund	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
MSCI Daily TR Net EM Chile	DEUT	$3,258	1M LIBOR + 0.30%	02/28/14	$5	$98	$93
MSCI Daily TR Net EM Chile	GSC	2,906	1M LIBOR + 0.30%	02/28/14	4	88	84
MSCI Daily TR Net EM Peru	DEUT	650	1M LIBOR + 0.10%	02/28/14	–	77	77
MSCI Daily TR Net EM Peru	GSC	2,675	1M LIBOR + 0.10%	02/28/14	–	317	317
					$9	$580	$571

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund

Consolidated Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
ZAR	South African Rand

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
KOSPI	Korea Composite Stock Price
LCDX.NA	Credit Derivatives North American Loan
S&P	Standard & Poors
SPI	Share Price Index

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
CLPUF	Chilean Unidada de Fomentos Rate
ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund

Consolidated Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$11,612	$690	$10,922	$–
Banks	33,844	10,534	23,310	–
Capital Goods	33,673	18,335	15,338	–
Commercial and Professional Services	3,855	2,607	1,248	–
Consumer Durables and Apparel	9,327	4,959	4,368	–
Consumer Services	6,002	3,855	2,147	–
Diversified Financials	13,984	9,445	4,539	–
Energy	30,113	18,718	11,395	–
Food and Staples Retailing	6,384	3,036	3,348	–
Food, Beverage and Tobacco	25,103	11,592	13,511	–
Health Care Equipment and Services	7,106	4,014	3,092	–
Household and Personal Products	4,340	2,413	1,927	–
Insurance	17,268	8,521	8,747	–
Materials	35,567	15,554	20,013	–
Media	14,272	10,837	3,435	–
Pharmaceuticals, Biotechnology and Life Sciences	18,045	8,285	9,760	–
Real Estate	20,758	9,096	11,662	–
Retailing	14,014	7,595	6,419	–
Semiconductors and Semiconductor Equipment	16,382	4,089	12,293	–
Software and Services	25,173	17,743	7,430	–
Technology Hardware and Equipment	17,494	6,920	10,574	–
Telecommunication Services	15,644	3,740	11,904	–
Transportation	7,331	5,176	2,155	–
Utilities	19,514	6,296	13,218	–
Total	406,805	194,050	212,755	–
Corporate Bonds	32,710	–	32,710	–
Exchange Traded Funds	11,973	11,973	–	–
Foreign Government Obligations	34,755	–	34,755	–
Preferred Stocks	1,740	–	1,740	–
U.S. Government Agencies	50,694	–	50,694	–
U.S. Government Securities	2,411	–	2,411	–
Warrants	34	34	–	–
Short-Term Investments	152,504	–	152,504	–
Call Options Purchased	23	–	23	–
Put Options Purchased	33	–	33	–
Total	$693,682	$206,057	$487,625	$–
Credit Default Swaps*	1,968	–	1,968	–
Foreign Currency Contracts*	1,647	–	1,647	–
Futures*	2,577	2,577	–	–
Interest Rate Swaps*	124	–	124	–
Total Return Swaps*	571	–	571	–
Total	$6,887	$2,577	$4,310	$–
Liabilities:
Foreign Currency Contracts*	1,301	–	1,301	–
Futures*	2,472	2,472	–	–
Interest Rate Swaps*	12	–	12	–
Total	$3,785	$2,472	$1,313	$–

♦	For the six-month period ended April 30, 2013, investments valued at $1,440 were transferred from Level 1 to Level 2, and investments valued at $2,359 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund

Consolidated Investment Valuation Hierarchy Level Summary – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Common Stocks	$498	$—	$—	$—	$—	$—	$—	$(498)	$—
Foreign Government Obligations	1,729	242	(169)	1	—	(1,803)	—	—	—
Total	$2,227	$242	$(169)	$1	$—	$(1,803)	$—	$(498)	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global All-Asset Fund

Consolidated Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $504,209)	$541,178
Investments in repurchase agreements, at market value (cost $152,504)	152,504
Cash	10,920	*
Foreign currency on deposit with custodian (cost $103)	104
Unrealized appreciation on foreign currency contracts	1,647
Unrealized appreciation on swap contracts	2,663
Receivables:
Investment securities sold	2,867
Fund shares sold	609
Dividends and interest	2,254
Variation margin	370
Swap premiums paid	3,688
Other assets	78
Total assets	718,882
Liabilities:
Unrealized depreciation on foreign currency contracts	1,301
Unrealized depreciation on swap contracts	12
Bank overdraft	6,468
Payables:
Investment securities purchased	35,525
Fund shares redeemed	2,875
Investment management fees	99
Administrative fees	—
Distribution fees	39
Collateral received from broker	1,095
Variation margin	147
Accrued expenses	154
Swap premiums received	909
Other liabilities	36
Total liabilities	48,660
Net assets	$670,222
Summary of Net Assets:
Capital stock and paid-in-capital	$630,734
Distributions in excess of net investment loss	(1,573)
Accumulated net realized gain	1,015
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	40,046
Net assets	$670,222

* Cash of $10,920 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global All-Asset Fund

Consolidated Statement of Assets and Liabilities – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares authorized	700,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.86/$12.55
Shares outstanding	23,925
Net assets	$283,669
Class C: Net asset value per share	$11.79
Shares outstanding	14,025
Net assets	$165,371
Class I: Net asset value per share	$11.88
Shares outstanding	13,913
Net assets	$165,232
Class R3: Net asset value per share	$11.87
Shares outstanding	288
Net assets	$3,424
Class R4: Net asset value per share	$11.97
Shares outstanding	65
Net assets	$777
Class R5: Net asset value per share	$11.88
Shares outstanding	213
Net assets	$2,533
Class Y: Net asset value per share	$11.88
Shares outstanding	4,144
Net assets	$49,216

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global All-Asset Fund

Consolidated Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$5,089
Interest	1,578
Less: Foreign tax withheld	(342)
Total investment income	6,325

Expenses:
Investment management fees	3,078
Administrative services fees
Class R3	4
Class R4	1
Class R5	1
Transfer agent fees
Class A	201
Class C	102
Class I	79
Class R3	—
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	356
Class C	825
Class R3	9
Class R4	1
Custodian fees	45
Accounting services fees	86
Registration and filing fees	55
Board of Directors' fees	8
Audit fees	15
Other expenses	72
Total expenses (before waivers and fees paid indirectly)	4,939
Expense waivers	(574)
Commission recapture	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(574)
Total expenses, net	4,365
Net Investment Income	1,960
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	9,198
Net realized gain on futures	2,063
Net realized gain on swap contracts	450
Net realized gain on foreign currency contracts	3,844
Net realized loss on other foreign currency transactions	(94)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	15,461
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	29,965
Net unrealized depreciation of purchased options	(440)
Net unrealized appreciation of futures	1,087
Net unrealized appreciation of swap contracts	1,822
Net unrealized appreciation of foreign currency contracts	487
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(26)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	32,895
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	48,356
Net Increase in Net Assets Resulting from Operations	$50,316

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global All-Asset Fund

Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,960	$4,413
Net realized gain on investments, other financial instruments and foreign currency transactions	15,461	18,026
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	32,895	33,357
Net Increase in Net Assets Resulting from Operations	50,316	55,796
Distributions to Shareholders:
From net investment income
Class A	(7,352)	(2,063)
Class C	(2,817)	—
Class I	(4,795)	(2,277)
Class R3	(75)	(10)
Class R4	(18)	—
Class R5	(71)	(23)
Class Y	(2,021)	(1,047)
Total distributions	(17,149)	(5,420)
Capital Share Transactions:
Class A	(23,911)	(98,321)
Class C	(13,075)	(58,203)
Class I	(23,119)	(95,984)
Class R3	(715)	592
Class R4	(644)	93
Class R5	(71)	(4)
Class Y	(37,923)	65,705
Net decrease from capital share transactions	(99,458)	(186,122)
Net Decrease in Net Assets	(66,291)	(135,746)
Net Assets:
Beginning of period	736,513	872,259
End of period	$670,222	$736,513
Undistributed (distribution in excess of) net investment income (loss)	$(1,573)	$13,616

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global All-Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using

29

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

30

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

31

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

32

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Consolidated Statement of Operations.

33

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Consolidated Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received

34

(although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Consolidated Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Consolidated Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash

35

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swaps as of April 30, 2013.

d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding purchased options contracts as of April 30, 2013. The Fund had no outstanding written options contracts as of April 30, 2013 or transactions involving written options contracts for the six-month period ended April 30, 2013.

36

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$33	$23	$—	$56
Unrealized appreciation on foreign currency contracts	—	1,647	—	—	—	—	1,647
Unrealized appreciation on swap contracts	124	—	1,968	571	—	—	2,663
Variation margin receivable *	77	—	—	276	17	—	370
Total	$201	$1,647	$1,968	$880	$40	$—	$4,736

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,301	$—	$—	$—	$—	$1,301
Unrealized depreciation on swap contracts	12	—	—	—	—	—	12
Variation margin payable *	61	—	—	86	—	—	147
Total	$73	$1,301	$—	$86	$—	$—	$1,460

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $105 as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$255	$—	$—	$2,020	$(212)	$—	$2,063
Net realized gain (loss) on swap contracts	(171)	—	694	(73)	—	—	450
Net realized gain on foreign currency contracts	—	3,844	—	—	—	—	3,844
Total	$84	$3,844	$694	$1,947	$(212)	$—	$6,357

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased options	$—	$—	$—	$(257)	$(183)	$—	$(440)
Net change in unrealized appreciation (depreciation) of futures	936	—	—	662	(511)	—	1,087
Net change in unrealized appreciation of swap contracts	104	—	1,147	571	—	—	1,822
Net change in unrealized appreciation of foreign currency contracts	—	487	—	—	—	—	487
Total	$1,040	$487	$1,147	$976	$(694)	$—	$2,956

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return

37

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

38

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$5,420	$2,677
Long-Term Capital Gains ‡	—	615

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$15,517
Accumulated Capital Losses *	(11,522)
Unrealized Appreciation †	2,326
Total Accumulated Earnings	$6,321

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$9,671
Accumulated Net Realized Gain (Loss)	(4,960)
Capital Stock and Paid-in-Capital	(4,711)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

39

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2019	$11,522
Total	$11,522

During the year ended October 31, 2012, the Fund utilized $7,215 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7300%
On next $2.5 billion	0.7000%
On next $5 billion	0.6600%
Over $10 billion	0.6550%

HFMC has contractually agreed to waive the investment management fee in an amount equal to the investment management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

40

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	0.90%	1.40%	1.10%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Consolidated Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.18%
Class C	1.94
Class I	0.93
Class R3	1.43
Class R4	1.13
Class R5	0.92
Class Y	0.87

41

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $478 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	99%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$461,555
Sales Proceeds Excluding U.S. Government Obligations	501,384

42

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,698	616	(4,391)	—	(2,077)	4,480	185	(13,786)	—	(9,121)
Amount	$19,535	$6,983	$(50,429)	$—	$(23,911)	$48,154	$1,899	$(148,374)	$—	$(98,321)
Class C
Shares	1,034	194	(2,377)	—	(1,149)	2,812	—	(8,210)	—	(5,398)
Amount	$11,818	$2,190	$(27,083)	$—	$(13,075)	$30,011	$—	$(88,214)	$—	$(58,203)
Class I
Shares	2,087	293	(4,393)	—	(2,013)	7,117	153	(16,071)	—	(8,801)
Amount	$23,979	$3,329	$(50,427)	$—	$(23,119)	$76,355	$1,564	$(173,903)	$—	$(95,984)
Class R3
Shares	30	6	(99)	—	(63)	117	1	(63)	—	55
Amount	$357	$70	$(1,142)	$—	$(715)	$1,256	$9	$(673)	$—	$592
Class R4
Shares	12	1	(69)	—	(56)	45	—	(37)	—	8
Amount	$138	$12	$(794)	$—	$(644)	$479	$—	$(386)	$—	$93
Class R5
Shares	3	6	(15)	—	(6)	31	2	(33)	—	—
Amount	$17	$71	$(159)	$—	$(71)	$327	$23	$(354)	$—	$(4)
Class Y
Shares	94	128	(3,556)	—	(3,334)	9,020	91	(2,778)	—	6,333
Amount	$1,078	$1,446	$(40,447)	$—	$(37,923)	$95,396	$934	$(30,625)	$—	$65,705
Total
Shares	4,958	1,244	(14,900)	—	(8,698)	23,622	432	(40,978)	—	(16,924)
Amount	$56,922	$14,101	$(170,481)	$—	$(99,458)	$251,978	$4,429	$(442,529)	$—	$(186,122)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced

43

The Hartford Global All-Asset Fund

Notes to Consolidated Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

44

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45

The Hartford Global All-Asset Fund

Consolidated Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$11.30	$0.04	$0.81	$0.85	$(0.29)	$–	$–	$(0.29)	$11.86
C	11.18	–	0.80	0.80	(0.19)	–	–	(0.19)	11.79
I	11.33	0.05	0.82	0.87	(0.32)	–	–	(0.32)	11.88
R3	11.29	0.02	0.82	0.84	(0.26)	–	–	(0.26)	11.87
R4	11.39	0.04	0.82	0.86	(0.28)	–	–	(0.28)	11.97
R5	11.34	0.05	0.82	0.87	(0.33)	–	–	(0.33)	11.88
Y	11.34	0.06	0.81	0.87	(0.33)	–	–	(0.33)	11.88

For the Year Ended October 31, 2012 (E)
A	10.63	0.06	0.67	0.73	(0.06)	–	–	(0.06)	11.30
C	10.53	(0.02)	0.67	0.65	–	–	–	–	11.18
I	10.66	0.09	0.68	0.77	(0.10)	–	–	(0.10)	11.33
R3	10.61	0.04	0.67	0.71	(0.03)	–	–	(0.03)	11.29
R4	10.64	0.07	0.68	0.75	–	–	–	–	11.39
R5	10.67	0.09	0.68	0.77	(0.10)	–	–	(0.10)	11.34
Y	10.67	0.10	0.68	0.78	(0.11)	–	–	(0.11)	11.34

For the Year Ended October 31, 2011 (E)
A	11.04	0.03	(0.32)	(0.29)	(0.03)	(0.09)	–	(0.12)	10.63
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	–	(0.10)	10.53
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	–	(0.13)	10.66
R3	11.02	0.01	(0.33)	(0.32)	–	(0.09)	–	(0.09)	10.61
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	–	(0.10)	10.64
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	–	(0.12)	10.67
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	–	(0.13)	10.67

From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(H)	10.00	(0.01)	1.05	1.04	–	–	–	–	11.04
C(H)	10.00	(0.04)	1.04	1.00	–	–	–	–	11.00
I(H)	10.00	–	1.05	1.05	–	–	–	–	11.05
R3(H)	10.00	(0.01)	1.03	1.02	–	–	–	–	11.02
R4(H)	10.00	0.01	1.03	1.04	–	–	–	–	11.04
R5(H)	10.00	0.02	1.03	1.05	–	–	–	–	11.05
Y(H)	10.00	0.01	1.04	1.05	–	–	–	–	11.05

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

46

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

7.66	%(F)	$283,669	1.37	%(G)	1.18	%(G)	0.66	%(G)	26%
7.26	(F)	165,371	2.11	(G)	1.94	(G)	(0.09	)(G)	–
7.83	(F)	165,232	1.08	(G)	0.93	(G)	0.91	(G)	–
7.52	(F)	3,424	1.70	(G)	1.43	(G)	0.41	(G)	–
7.66	(F)	777	1.42	(G)	1.13	(G)	0.73	(G)	–
7.77	(F)	2,533	1.09	(G)	0.92	(G)	0.93	(G)	–
7.82	(F)	49,216	0.99	(G)	0.87	(G)	1.00	(G)	–

6.97		293,773	1.38		1.09		0.58		94
6.17		169,673	2.12		1.84		(0.16)		–
7.28		180,463	1.09		0.83		0.84		–
6.75		3,961	1.74		1.36		0.33		–
7.05		1,378	1.45		1.06		0.62		–
7.31		2,485	1.11		0.83		0.85		–
7.38		84,780	1.01		0.77		0.91		–

(2.67)		373,186	1.45		1.02		0.31		206
(3.36)		216,578	2.19		1.75		(0.43)		–
(2.44)		263,596	1.17		0.73		0.57		–
(2.93)		3,140	1.79		1.30		0.09		–
(2.71)		1,205	1.49		1.00		0.50		–
(2.36)		2,335	1.19		0.70		0.74		–
(2.34)		12,219	1.08		0.65		0.76		–

10.40	(F)	92,704	1.51	(G)	0.95	(G)	(0.16	)(G)	37
10.00	(F)	46,828	2.26	(G)	1.70	(G)	(0.92	)(G)	–
10.50	(F)	66,511	1.24	(G)	0.68	(G)	(0.01	)(G)	–
10.20	(F)	2,216	1.91	(G)	1.31	(G)	(0.18	)(G)	–
10.40	(F)	2,208	1.61	(G)	1.01	(G)	0.12	(G)	–
10.50	(F)	2,210	1.31	(G)	0.71	(G)	0.42	(G)	–
10.50	(F)	9,948	1.22	(G)	0.66	(G)	0.47	(G)	–

47

The Hartford Global All-Asset Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

48

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

49

The Hartford Global All-Asset Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50

The Hartford Global All-Asset Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,076.60	$6.10	$1,000.00	$1,018.92	$5.93	1.18%	181	365
Class C	$1,000.00	$1,072.60	$9.95	$1,000.00	$1,015.20	$9.67	1.94	181	365
Class I	$1,000.00	$1,078.30	$4.81	$1,000.00	$1,020.16	$4.68	0.93	181	365
Class R3	$1,000.00	$1,075.20	$7.38	$1,000.00	$1,017.68	$7.17	1.43	181	365
Class R4	$1,000.00	$1,076.60	$5.83	$1,000.00	$1,019.18	$5.67	1.13	181	365
Class R5	$1,000.00	$1,077.70	$4.73	$1,000.00	$1,020.24	$4.60	0.92	181	365
Class Y	$1,000.00	$1,078.20	$4.46	$1,000.00	$1,020.50	$4.33	0.87	181	365

51

The Hartford Global All-Asset Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Global All-Asset Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing

52

investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

53

The Hartford Global All-Asset Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

54

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-GAA13 4/13 113976 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL ALPHA FUND 2013 Semi Annual Report

The Hartford Global Alpha Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Alpha Fund inception 12/14/2012

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long term (generally at least three years) regardless of market conditions.

Performance Overview 12/14/12 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/13)

Since Inception▲
Global Alpha A#	-0.80%
Global Alpha A##	-6.26%
Global Alpha C#	-1.00%
Global Alpha C##	-1.99%
Global Alpha I#	-0.70%
Global Alpha R3#	-0.90%
Global Alpha R4#	-0.80%
Global Alpha R5#	-0.70%
Global Alpha Y#	-0.70%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%

▲	Inception: 12/14/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Alpha Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Global Alpha Class A	1.55%	1.60%
Global Alpha Class C	2.30%	2.35%
Global Alpha Class I	1.30%	1.35%
Global Alpha Class R3	1.85%	1.90%
Global Alpha Class R4	1.55%	1.60%
Global Alpha Class R5	1.25%	1.30%
Global Alpha Class Y	1.20%	1.20%

*	As of the Fund's current prospectus dated December 14, 2012. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the period December 14, 2012, (commencement of operations) through April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA, CMT	John Soukas
Director and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Alpha Fund returned -0.80%, before sales charge, for the period from December 14, 2012, (commencement of operations) to April 30, 2013, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.03% for the same period. The Fund also underperformed the 2.40% average return of the Lipper Absolute Return Funds peer group, a group of funds which aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Why did the Fund perform this way?

During the period ended April 30, 2013, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. Global government bond performance was positive as major government bond yields continued to grind lower over the period. Peripheral sovereign yields tightened further amid growing expectations that central banks from China to Europe and the U.S. will all maintain monetary stimulus plans to bolster growth. The U.S. dollar performance was mixed over the period. The currency declined vs. the Mexican Peso, the Euro, the Swedish Krona, and the New Zealand Dollar, but appreciated versus the Norwegian Krone, the British Pound, and especially the Japanese Yen. The yen was a major decliner as the markets priced in aggressive monetary easing by the Japanese policy authorities.

The Fund’s performance lagged during the period due to weak results in our systematic country strategies and our credit strategy. Our quantitatively-oriented country strategies detracted from results, primarily as a result of contrarian long U.S. relative value positions. Specifically, being long the U.S. 10-year versus being short the Germany 10-year detracted as U.S./Germany spreads widened throughout the first quarter.

3

The Hartford Global Alpha Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

In addition, being long the U.S. 10-year versus being short the U.K. 10-year also detracted from performance as we built up this position throughout the month of March as U.K. yields continued to grind lower. Credit strategies also detracted from results during the period. Our long positioning in select Commercial Mortgage Backed Securities issues detracted as spreads widened over the period. Our quantitatively-oriented country and credit positioning is primarily implemented through the use of exchange-traded government bond futures and cash bonds.

Macro-driven currency strategies contributed positively to results during the period, particularly our long positions in the Mexican Peso and Canadian Dollar, our long position in the U.S. Dollar vs. the Euro, and our short positions in Norwegian Krone and Korean Won. This more than offset the negative impact of our short position in the Swedish Krona and our tactical long Japanese Yen positions. Macro-driven duration strategies detracted from performance, in particular our short U.K. 10-year position and our short Japan positions. However our tactical long Germany 10-year and long Australia 10-year positions contributed positively to results. Our currency and duration positioning is primarily implemented through the use of currency forward contracts and through the use of exchange-traded government bond futures.

What is the outlook?

We believe the U.S. continues to cyclically outperform most advanced economies based on a broadening recovery in housing and the likelihood of continued declines in unemployment. Market focus appears ready to shift to the tapering off and unwinding of extremely loose monetary conditions in the U.S. In Europe, we are witnessing what we believe to be increasing signs of ‘austerity fatigue’ as evidenced by the rise of anti-establishment parties in the recent Italian elections. Similarly, ‘bailout fatigue’ among creditor nations like Germany and Netherlands has likely led to a reversal of the earlier banking union proposals. Germany and Japan are examples of countries where official policy is encouraging domestic growth stimulus and wage inflation so we will watch if these trends result in increased consumer spending and retail sales. Currently, our cyclical indicators are pointing to signs of a slower momentum in global growth. As countries try to gain share from their competitors, we believe that unconventional monetary and fiscal easing measures could lead to an unstable fiscal and competitive environment. Given this outlook, we ended the period with a negative duration bias with the aggregate effective duration of the Fund at -2.8 years. We will tactically manage duration around a low range as global economic conditions evolve.

At the end of the period, the Fund remained long duration within the U.S., both on an outright and relative basis to both Germany and the U.K. In addition, the Fund continued to hold short duration exposure within Japan given the negative longer term dynamics within that country which we believe ultimately need to be re-priced by the market. Within currencies, the portfolio continued to favor North American currencies including the Mexican Peso and initiated long positions in the Euro versus both the commodity bloc (Australian and Canadian Dollars) and Swedish Krona.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	5.1%
Aa / AA	0.3
A	1.2
Baa / BBB	1.8
Ba / BB	1.2
B	0.5
Caa / CCC or Lower	0.2
U.S. Government Agencies and Securities	80.4
Non-Debt Securities and Other Short-Term Instruments	3.6
Other Assets & Liabilities	5.7
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Administrative Waste Management and Remediation	0.1%
Arts, Entertainment and Recreation	0.1
Computer and Electronic Product Manufacturing	0.2
Finance and Insurance	2.2
Food Manufacturing	0.1
Food Services	0.0
Health Care and Social Assistance	1.3
Information	0.1
Rail Transportation	0.2
Utilities	0.3
Water Transportation	0.1
Wholesale Trade	0.2
Total	4.9%
Call Options Purchased	0.0
Foreign Government Obligations	5.4
Put Options Purchased	0.0
U.S. Government Agencies	6.0
U.S. Government Securities	74.4
Short-Term Investments	3.6
Other Assets and Liabilities	5.7
Total	100.0%

4

The Hartford Global Alpha Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
		Finance and Insurance - 0.5%
		Luminent Mortgage Trust
	$70	0.46%, 11/25/2035 Δ	$63
		WF-RBS Commercial Mortgage Trust
	100	4.19%, 03/15/2045 ■Δ	79
			142

		Total asset & commercial mortgage backed securities
		(cost $132)	$142

CORPORATE BONDS - 4.4%
		Administrative Waste Management and Remediation - 0.1%
		Clean Harbors, Inc.
	$25	5.13%, 06/01/2021 ■	$26

		Arts, Entertainment and Recreation - 0.1%
		Cinemark USA, Inc.
	25	5.13%, 12/15/2022 ■	26

		Computer and Electronic Product Manufacturing - 0.2%
		Micron Technology, Inc.
	18	1.63%, 02/15/2033 ۞■	20
	18	2.13%, 02/15/2033 ۞■	20
			40
		Finance and Insurance - 1.7%
		Bank of America Corp.
	40	3.30%, 01/11/2023	41
		CNH Capital LLC
	75	3.63%, 04/15/2018 ■	76
		Goldman Sachs Group, Inc.
	250	2.38%, 01/22/2018	255
		HSBC Holdings plc
EUR	50	0.51%, 09/30/2020 Δ	63
		Royal Bank of Scotland Group plc
	50	9.50%, 03/16/2022 §	60
			495
		Food Manufacturing - 0.1%
		ConAgra Foods, Inc.
	35	1.90%, 01/25/2018	36

		Food Services - 0.0%
		ARAMARK Corp.
	5	5.75%, 03/15/2020 ■	5

		Health Care and Social Assistance - 1.3%
		AbbVie, Inc.
	75	1.75%, 11/06/2017 ■	76
	75	2.00%, 11/06/2018 ■	76
		DaVita, Inc.
	45	5.75%, 08/15/2022	48
		Fresenius Medical Care U.S. Finance II, Inc.
	70	5.63%, 07/31/2019 ■	78
		Zoetis, Inc.
	45	1.88%, 02/01/2018 ■	46
			324
		Information - 0.1%
		CC Holdings GS V LLC
	35	2.38%, 12/15/2017 ■	35

		Rail Transportation - 0.2%
		CSX Corp.
	50	4.10%, 03/15/2044	49

		Utilities - 0.3%
		American Electric Power Co., Inc.
	25	1.65%, 12/15/2017	25
	50	2.95%, 12/15/2022	51
			76
		Water Transportation - 0.1%
		Royal Caribbean Cruises Ltd.
	35	5.25%, 11/15/2022	36

		Wholesale Trade - 0.2%
		Spectrum Brands Holdings, Inc.
	60	6.38%, 11/15/2020 ■	66

		Total corporate bonds
		(cost $1,199)	$1,214

FOREIGN GOVERNMENT OBLIGATIONS - 5.4%
		France - 0.3%
		France (Government of)
EUR	50	4.50%, 04/25/2041	$87

		Sweden - 5.1%
		Sweden (Kingdom of)
SEK	5,260	1.50%, 11/13/2023	804
SEK	3,180	4.25%, 03/12/2019	574
			1,378
		Total foreign government obligations
		(cost $1,453)	$1,465

U.S. GOVERNMENT AGENCIES - 6.0%
		FNMA - 6.0%
	$1,625	1.13%, 09/30/2013	$1,632

		Total U.S. government agencies
		(cost $1,632)	$1,632

U.S. GOVERNMENT SECURITIES - 74.4%
U.S. Treasury Securities - 74.4%
		U.S. Treasury Bonds - 1.0%
	$250	3.13%, 02/15/2043	$262

		U.S. Treasury Notes - 73.4%
	16,000	0.38%, 06/30/2013 - 07/31/2013 ╦	16,010
	4,000	0.50%, 10/15/2013	4,007
			20,017
			20,279
		Total U.S. government securities
		(cost $20,265)	$20,279

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
U.S. GOVERNMENT SECURITIES - 74.4% - (continued)
U.S. Treasury Securities - 74.4% - (continued)
		U.S. Treasury Notes - 73.4% - (continued)
Contracts
CALL OPTIONS PURCHASED - 0.0%
Interest Rate Contracts - 0.0%
		U.S. Treasury 30-Year Bond Future Option
	–	Expiration: 05/28/2013, Exercise Price: $150.00		$12

		Total call options purchased
		(cost $10)		$12

PUT OPTIONS PURCHASED - 0.0%
Foreign Exchange Contracts - 0.0%
		AUD Put/USD Call
AUD	658	Expiration: 05/09/2013		$–
		GBP Put/USD Call
GBP	17	Expiration: 09/17/2013æ		1
GBP	16	Expiration: 09/24/2013Ð		2
				3
		Total put options purchased
		(cost $15)		$3

		Total long-term investments (cost $24,706)		$24,747

Shares or Principal Amount ╬				Market Value ╪
SHORT-TERM INVESTMENTS - 3.6%
Repurchase Agreements - 3.6%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $39, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $39)
	$38	0.17%, 4/30/2013		$38
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $105, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015
- 2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
		$107)
	105	0.15%, 4/30/2013		105
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $203, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $207)
	203	0.15%, 4/30/2013		203
		Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $282, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $287)
	282	0.14%, 4/30/2013		282
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $51, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $52)
	51	0.17%, 4/30/2013		51
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $172, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $175)
	172	0.14%, 4/30/2013		172
		TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $121, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $123)
	121	0.17%, 4/30/2013		121
		UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $2, collateralized by U.S. Treasury Note 3.88%, 2018, value of $2)
	2	0.13%, 4/30/2013		2
				974
		Total short-term investments
		(cost $974)		$974

		Total investments
		(cost $25,680) ▲	94.3%	$25,721
		Other assets and liabilities	5.7%	1,541
		Total net assets	100.0%	$27,262

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $629, which represents 2.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $60, which represents 0.2% of total net assets.

۞	Convertible security.

æ	This security has limitations. If the U.S. Dollar per British Pound exchange rate is less than or equal to the barrier level of 1.39 at any point during the contract period, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Ð	This security has limitations. If the U.S. Dollar per British Pound exchange rate is less than or equal to the barrier level of 1.41 at any point during the contract period, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Futures Contracts Outstanding at April 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	27	06/17/2013	$3,400	$3,497	$97
Australian 3-Year Bond Future	8	06/17/2013	912	912	–
U.S. Treasury 10-Year Note Future	43	06/19/2013	5,711	5,734	23
U.S. Treasury 2-Year Note Future	32	06/28/2013	7,054	7,060	6
U.S. Treasury 30-Year Bond Future	45	06/19/2013	6,604	6,677	73
U.S. Treasury CME Ultra Long Term Bond Future	6	06/19/2013	939	986	47
					$246
Short position contracts:
Euro BUXL 30-Year Bond Future	13	06/06/2013	$2,335	$2,373	$(38)
Euro-BOBL Future	52	06/06/2013	8,680	8,679	1
Euro-BTP Future	4	06/06/2013	587	611	(24)
Euro-BUND Future	32	06/06/2013	6,172	6,177	(5)
Euro-OAT Future	15	06/06/2013	2,716	2,761	(45)
Japan 10-Year Bond Future	1	06/11/2013	1,487	1,483	4
Japan 10-Year Mini Bond Future	15	06/10/2013	2,230	2,225	5
Long Gilt Future	41	06/26/2013	7,567	7,643	(76)
U.S. Treasury 5-Year Note Future	4	06/28/2013	499	499	–
					$(178)
					$68

* The number of contracts does not omit 000's.

Cash of $780 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/2013	CBA	$21	$21	$–
AUD	Buy	05/31/2013	NAB	5	5	–
AUD	Buy	05/31/2013	SCB	5	5	–
AUD	Buy	05/31/2013	WEST	35	36	1
AUD	Sell	05/31/2013	CBA	52	53	(1)
AUD	Sell	05/31/2013	CBK	212	212	–
AUD	Sell	05/01/2013	JPM	4	4	–
AUD	Sell	05/31/2013	NAB	52	53	(1)
AUD	Sell	05/31/2013	SCB	10	10	–
AUD	Sell	05/31/2013	UBS	5	5	–
AUD	Sell	05/31/2013	WEST	423	428	(5)
BRL	Buy	05/03/2013	JPM	27	27	–
BRL	Buy	05/03/2013	SCB	74	74	–
BRL	Buy	05/03/2013	UBS	31	31	–
BRL	Buy	05/03/2013	UBS	106	106	–
BRL	Sell	05/03/2013	JPM	27	27	–
BRL	Sell	05/03/2013	SCB	74	74	–
BRL	Sell	05/03/2013	UBS	136	136	–
BRL	Sell	06/04/2013	UBS	22	22	–
CAD	Buy	05/31/2013	BCLY	20	20	–
CAD	Buy	05/31/2013	GSC	5	5	–
CAD	Buy	05/31/2013	UBS	268	268	–
CAD	Sell	05/31/2013	BCLY	518	528	(10)
CHF	Sell	05/31/2013	CSFB	103	104	(1)
CHF	Sell	05/31/2013	JPM	108	108	–
CLP	Buy	05/31/2013	CBK	16	16	–
CLP	Sell	05/31/2013	UBS	41	42	(1)
COP	Buy	05/31/2013	UBS	23	23	–
COP	Sell	05/31/2013	BNP	46	47	(1)
CZK	Buy	05/31/2013	JPM	8	8	–
CZK	Buy	05/31/2013	RBS	99	100	1
CZK	Sell	05/31/2013	JPM	27	28	(1)
EUR	Buy	05/31/2013	BCLY	73	74	1
EUR	Buy	05/31/2013	BNP	270	270	–
EUR	Buy	05/31/2013	CBK	291	292	1
EUR	Buy	05/31/2013	DEUT	188	188	–
EUR	Buy	05/31/2013	DEUT	263	263	–
EUR	Buy	05/31/2013	GSC	263	263	–
EUR	Buy	05/01/2013	JPM	2	2	–
EUR	Buy	05/31/2013	JPM	194	195	1
EUR	Buy	05/31/2013	NAB	7	7	–
EUR	Buy	05/31/2013	RBC	45	46	1
EUR	Buy	05/31/2013	UBS	30	30	–
EUR	Sell	05/31/2013	BCLY	340	345	(5)
EUR	Sell	05/31/2013	CBK	52	53	(1)
EUR	Sell	05/31/2013	DEUT	117	118	(1)
EUR	Sell	05/31/2013	JPM	66	67	(1)
EUR	Sell	05/31/2013	RBS	96	97	(1)
EUR	Sell	05/31/2013	UBS	33	33	–
EUR	Sell	05/31/2013	UBS	19	19	–
GBP	Buy	05/31/2013	CBK	264	266	2
GBP	Buy	05/31/2013	GSC	8	8	–
GBP	Buy	05/31/2013	JPM	8	8	–
GBP	Buy	05/31/2013	UBS	42	43	1
GBP	Buy	05/31/2013	UBS	23	23	–
GBP	Sell	05/01/2013	JPM	7	7	–
GBP	Sell	05/31/2013	JPM	54	54	–
GBP	Sell	05/31/2013	RBS	46	47	(1)

The accompanying notes are an integral part of these financial statements.

8

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GBP	Sell	05/31/2013	UBS	$425	$433	$(8)
HUF	Buy	05/31/2013	CBK	54	55	1
HUF	Sell	05/31/2013	BNP	113	114	(1)
ILS	Buy	05/31/2013	UBS	11	11	–
INR	Buy	05/31/2013	JPM	142	143	1
JPY	Buy	05/31/2013	CBK	213	214	1
JPY	Buy	05/31/2013	NAB	431	440	9
JPY	Buy	05/31/2013	SCB	15	15	–
JPY	Buy	05/31/2013	SCB	8	8	–
JPY	Buy	05/31/2013	WEST	25	25	–
JPY	Sell	05/31/2013	CBA	16	16	–
JPY	Sell	05/31/2013	CBK	105	105	–
JPY	Sell	05/01/2013	JPM	5	5	–
JPY	Sell	05/31/2013	JPM	53	53	–
JPY	Sell	05/31/2013	NAB	23	24	(1)
KRW	Buy	05/31/2013	JPM	270	270	–
KRW	Sell	05/31/2013	BCLY	485	493	(8)
MXN	Buy	05/31/2013	RBC	372	377	5
MYR	Buy	05/31/2013	JPM	16	16	–
NOK	Buy	05/31/2013	BCLY	7	7	–
NOK	Buy	05/31/2013	MSC	20	21	1
NOK	Buy	05/31/2013	UBS	23	23	–
NOK	Sell	05/31/2013	UBS	16	16	–
NZD	Buy	05/31/2013	CBA	33	34	1
NZD	Buy	05/31/2013	NAB	30	30	–
NZD	Sell	05/31/2013	SCB	13	13	–
NZD	Sell	05/31/2013	UBS	4	4	–
RUB	Buy	05/31/2013	CSFB	22	22	–
RUB	Buy	05/31/2013	JPM	21	21	–
RUB	Buy	05/31/2013	UBS	10	10	–
RUB	Buy	05/31/2013	UBS	11	11	–
RUB	Sell	05/31/2013	JPM	82	84	(2)
SEK	Buy	05/31/2013	CSFB	119	121	2
SEK	Buy	05/31/2013	DEUT	101	103	2
SEK	Buy	05/31/2013	GSC	6	6	–
SEK	Buy	05/31/2013	UBS	8	8	–
SEK	Sell	05/02/2013	CSFB	119	121	(2)
SEK	Sell	05/31/2013	DEUT	28	28	–
SEK	Sell	05/31/2013	UBS	2,019	2,059	(40)
SGD	Sell	05/31/2013	JPM	137	138	(1)
TRY	Buy	05/31/2013	BCLY	11	11	–
TRY	Buy	05/31/2013	GSC	11	11	–
TRY	Buy	05/31/2013	JPM	30	30	–
TRY	Sell	05/31/2013	SCB	22	22	–
TRY	Sell	05/31/2013	UBS	8	8	–
TWD	Buy	05/31/2013	GSC	24	24	–
TWD	Buy	05/31/2013	UBS	24	24	–
TWD	Sell	05/31/2013	JPM	35	35	–
ZAR	Buy	05/31/2013	CSFB	205	213	8
ZAR	Sell	05/31/2013	CBK	109	109	–
ZAR	Sell	05/31/2013	CSFB	15	16	(1)
						$(55)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AAA.06-1	BOA		$146	(0.18)%	07/25/45	$4	$2	$(2)
ABX.HE.PENAAA.07-1	JPM		31	(0.09)%	08/25/37	11	10	(1)
CDX.NA.HY.20	JPM		275	(5.00)%	06/20/18	(8)	(17)	(9)
CMBX.NA.AA.1	CSI		590	(0.25)%	10/12/52	137	105	(32)
CMBX.NA.AM.2	CSI		375	(0.50)%	03/15/49	24	15	(9)
CMBX.NA.AM.3	CSI		100	(0.50)%	12/13/49	10	7	(3)
Total						$178	$122	$(56)
Sell protection:
ABX.HE.AAA.06-2	MSC		$93	0.11%	05/25/46	$(32)	$(25)	$7
CMBX.NA.AAA.6	CSI		645	0.50%	05/11/63	(20)	(16)	4
CMBX.NA.BB.6	CSI		625	5.00%	05/11/63	(37)	(14)	23
CMBX.NA.BB.6	MSC		10	5.00%	05/11/63	–	–	–
PrimeX.ARM.2	MSC		164	4.58%	12/25/37	3	6	3
Total						$(86)	$(49)	$37
Total traded indices						$92	$73	$(19)
Credit default swaps on single-name issues:
Buy protection:
UBS AG	MSC	EUR	65	(1.00)% / 0.90%	06/20/18	$1	$–	$(1)
Sell protection:
Zurich Insurance Co., Ltd.	MSC	EUR	80	1.00% / 1.03%	06/20/18	$(1)	$–	$1
Total single name issues						$–	$–	$–
						$92	$73	$(19)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

10

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	2.65% Fixed	6M JPY LIBOR	JPY	20,745	03/08/43	$–	$(4)	$(4)
CSI	0.82% Fixed	6M JPY LIBOR	JPY	25,600	02/18/23	–	(2)	(2)
CSI	3.00% Fixed	3M USD LIBOR		260	06/19/43	3	(10)	(13)
DEUT	0.40% Fixed	3M USD LIBOR		2,435	03/20/15	–	(3)	(3)
DEUT	0.50% Fixed	3M LIBOR		2,525	06/19/15	(1)	(7)	(6)
DEUT	0.51% Fixed	3M USD LIBOR		4,950	02/05/15	–	(7)	(7)
DEUT	0.54% Fixed	3M USD LIBOR		4,950	02/05/15	–	(9)	(9)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	25,600	02/18/23	–	(2)	(2)
JPM	0.40% Fixed	3M USD LIBOR		2,525	03/20/15	–	(3)	(3)
JPM	2.73% Fixed	6M WIBOR PLN	PLN	865	06/19/15	–	(1)	(1)
JPM	3.15% Fixed	6M WIBOR PLN	PLN	850	06/19/15	–	(3)	(3)
JPM	3.16% Fixed	6M WIBOR PLN	PLN	1,700	06/19/15	–	(5)	(5)
JPM	6M EURIBOR	0.40% Fixed	EUR	205	06/19/15	–	–	–
JPM	6M EURIBOR	0.48% Fixed	EUR	390	06/19/15	–	1	1
JPM	6M EURIBOR	0.51% Fixed	EUR	200	06/19/15	–	1	1
MSC	2.59% Fixed	6M JPY LIBOR	JPY	26,090	03/22/43	–	(3)	(3)
						$2	$(57)	$(59)

*	Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
RUB	New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Alpha Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$142	$–	$142	$–
Call Options Purchased	12	12	–	–
Corporate Bonds	1,214	–	1,214	–
Foreign Government Obligations	1,465	–	1,465	–
Put Options Purchased	3	–	3	–
U.S. Government Agencies	1,632	–	1,632	–
U.S. Government Securities	20,279	262	20,017	–
Short-Term Investments	974	–	974	–
Total	$25,721	$274	$25,447	$–
Credit Default Swaps *	38	–	38	–
Foreign Currency Contracts *	40	–	40	–
Futures *	256	256	–	–
Interest Rate Swaps *	2	–	2	–
Total	$336	$256	$80	$–
Liabilities:
Credit Default Swaps *	57	–	57	–
Foreign Currency Contracts *	95	–	95	–
Futures *	188	188	–	–
Interest Rate Swaps *	61	–	61	–
Total	$401	$188	$213	$–

♦	For the period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Alpha Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $25,680)	$25,721
Cash	781 *
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	40
Unrealized appreciation on swap contracts	40
Receivables:
Investment securities sold	120
Fund shares sold	559
Dividends and interest	41
Variation margin	37
Swap premiums paid	193
Other assets	92
Total assets	27,624
Liabilities:
Unrealized depreciation on foreign currency contracts	95
Unrealized depreciation on swap contracts	118
Payables:
Investment management fees	5
Administrative fees	—
Distribution fees	1
Variation margin	38
Accrued expenses	6
Swap premiums received	99
Other liabilities	—
Total liabilities	362
Net assets	$27,262
Summary of Net Assets:
Capital stock and paid-in-capital	$27,442
Distributions in excess of net investment loss	(100)
Accumulated net realized loss	(60)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(20)
Net assets	$27,262

Shares authorized	450,000
Class A: Net asset value per share/Maximum offering price per share	$9.92/$10.50
Shares outstanding	680
Net assets	$6,751
Class C: Net asset value per share	$9.90
Shares outstanding	201
Net assets	$1,985
Class I: Net asset value per share	$9.93
Shares outstanding	276
Net assets	$2,741
Class R3: Net asset value per share	$9.91
Shares outstanding	200
Net assets	$1,982
Class R4: Net asset value per share	$9.92
Shares outstanding	200
Net assets	$1,985
Class R5: Net asset value per share	$9.93
Shares outstanding	200
Net assets	$1,987
Class Y: Net asset value per share	$9.94
Shares outstanding	990
Net assets	$9,831

*	Cash of $780 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Alpha Fund

Statement of Operations

For the Period December 14, 2012, (commencement of operations) through April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Interest	$33
Total investment income	33

Expenses:
Investment management fees	103
Administrative services fees
Class R3	1
Class R4	1
Class R5	1
Transfer agent fees
Class A	—
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	6
Class C	7
Class R3	4
Class R4	2
Custodian fees	1
Accounting services fees	2
Registration and filing fees	38
Board of Directors' fees	1
Audit fees	4
Other expenses	4
Total expenses (before waivers)	175
Expense waivers	(42)
Total waivers	(42)
Total expenses, net	133
Net Investment Loss	(100)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(12)
Net realized loss on purchased options	(7)
Net realized loss on futures	(139)
Net realized gain on written options	3
Net realized gain on swap contracts	9
Net realized gain on foreign currency contracts	121
Net realized loss on other foreign currency transactions	(35)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(60)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	51
Net unrealized depreciation of purchased options	(10)
Net unrealized appreciation of futures	68
Net unrealized depreciation of swap contracts	(78)
Net unrealized depreciation of foreign currency contracts	(55)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(20)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(80)
Net Decrease in Net Assets Resulting from Operations	$(180)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Alpha Fund

Statement of Changes in Net Assets

(000’s Omitted)

For the Period December 14, 2012* through April 30, 2013 (Unaudited)
Operations:
Net investment loss	$(100)
Net realized loss on investments, other financial instruments and foreign currency transactions	(60)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(20)
Net Decrease in Net Assets Resulting from Operations	(180)
Capital Share Transactions:
Class A	6,796
Class C	2,005
Class I	2,756
Class R3	2,000
Class R4	2,000
Class R5	2,000
Class Y	9,885
Net increase from capital share transactions	27,442
Net Increase in Net Assets	27,262
Net Assets:
Beginning of period	—
End of period	$27,262
Undistributed (distribution in excess of) net investment income (loss)	$(100)

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Alpha Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global Alpha Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance

17

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

18

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

19

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

20

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

21

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not

22

be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of April 30, 2013. The Fund had no outstanding written options contracts as of April 30, 2013. Transactions involving written options contracts during the period December 14, 2012, (commencement of operations) through April 30, 2013, are summarized below:

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	780,000	3
Expired	(780,000)	(3)
Closed	—	—
Exercised	—	—
End of Period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

23

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

24

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$12	$3	$—	$—	$—	$—	$15
Unrealized appreciation on foreign currency contracts	—	40	—	—	—	—	40
Unrealized appreciation on swap contracts	2	—	38	—	—	—	40
Variation margin receivable *	37	—	—	—	—	—	37
Total	$51	$43	$38	$—	$—	$—	$132

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$95	$—	$—	$—	$—	$95
Unrealized depreciation on swap contracts	61	—	57	—	—	—	118
Variation margin payable *	38	—	—	—	—	—	38
Total	$99	$95	$57	$—	$—	$—	$251

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $68 as reported in the Schedule of Investments.

The ratio of futures contracts to net assets at April 30, 2013 was 68.11%, compared to the December 14, 2012, (commencement of operations) to April 30, 2013 period, average to net assets of 57.53%. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the period December 14, 2012, (commencement of operations), through April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the period December 14, 2012, (commencement of operations) through April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(3)	$—	$(4)	$—	$—	$—	$(7)
Net realized loss on futures	(139)	—	—	—	—	—	(139)
Net realized gain on written options	—	—	3	—	—	—	3
Net realized gain (loss) on swap contracts	15	—	(6)	—	—	—	9
Net realized gain on foreign currency contracts	—	121	—	—	—	—	121
Total	$(127)	$121	$(7)	$—	$—	$—	$(13)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased options	$2	$(12)	$—	$—	$—	$—	$(10)
Net change in unrealized appreciation of futures	68	—	—	—	—	—	68
Net change in unrealized depreciation of swap contracts	(59)	—	(19)	—	—	—	(78)
Net change in unrealized depreciation of foreign currency contracts	—	(55)	—	—	—	—	(55)
Total	$11	$(67)	$(19)	$—	$—	$—	$(75)

25

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

26

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.100%
On next $500 million	1.090%
On next $1.5 billion	1.080%
On next $2.5 billion	1.070%
Over $5 billion	1.060%

Beginning January 2014, the Fund’s management fee rate may adjust up or down based on the Fund’s performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Until such time, only the base fee rate shown in the table above applies. For more information on management fees, including the performance adjustment, please see the prospectus.

27

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	1.30%	1.85%	1.55%	1.25%	1.20%

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period December 14, 2012, (commencement of operations) through April 30, 2013, HIFSCO received front-end load sales charges of $2 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the period December 14, 2012, (commencement of operations) through April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. No amount was allocated to the Fund during the period December 14, 2012 (commencement of operations) through April 30, 2013. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

28

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	88%
Class C	100
Class I	72
Class R3	100
Class R4	100
Class R5	100
Class Y	91

9.	Investment Transactions:

For the period December 14, 2012, (commencement of operations) through April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,391
Sales Proceeds Excluding U.S. Government Obligations	4,952
Cost of Purchases for U.S. Government Obligations	25,286
Sales Proceeds for U.S. Government Obligations	5,000

29

The Hartford Global Alpha Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the period December 14, 2012, (commencement of operations) through April 30, 2013:

	For the Period Ended April 30, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	681	—	(1)	—	680
Amount	$6,801	$—	$(5)	$—	$6,796
Class C
Shares	201	—	—	—	201
Amount	$2,005	$—	$—	$—	$2,005
Class I
Shares	278	—	(2)	—	276
Amount	$2,775	$—	$(19)	$—	$2,756
Class R3
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class R4
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class R5
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class Y
Shares	990	—	—	—	990
Amount	$9,885	$—	$—	$—	$9,885
Total
Shares	2,750	—	(3)	—	2,747
Amount	$27,466	$—	$(24)	$—	$27,442

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period December 14, 2012 (commencement of operations) through April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health

30

Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

31

The Hartford Global Alpha Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

From December 14, 2012 (commencement of operations), through April 30, 2013 (Unaudited)
A(D)	$10.00	$(0.04)	$(0.04)	$(0.08)	$–	$–	$–	$–	$9.92
C(D)	10.00	(0.07)	(0.03)	(0.10)	–	–	–	–	9.90
I(D)	10.00	(0.03)	(0.04)	(0.07)	–	–	–	–	9.93
R3(D)	10.00	(0.05)	(0.04)	(0.09)	–	–	–	–	9.91
R4(D)	10.00	(0.04)	(0.04)	(0.08)	–	–	–	–	9.92
R5(D)	10.00	(0.03)	(0.04)	(0.07)	–	–	–	–	9.93
Y(D)	10.00	(0.03)	(0.03)	(0.06)	–	–	–	–	9.94

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on December 14, 2012.
(E)	Not annualized.
(F)	Annualized.

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- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

(0.80	)%(E)	$6,751	1.89	%(F)	1.45	%(F)	(1.07	)%(F)	292%
(1.00	) (E)	1,985	2.64	(F)	2.20	(F)	(1.79	) (F)	–
(0.70	) (E)	2,741	1.64	(F)	1.19	(F)	(0.83	) (F)	–
(0.90	) (E)	1,982	2.34	(F)	1.85	(F)	(1.45	) (F)	–
(0.80	) (E)	1,985	2.04	(F)	1.55	(F)	(1.16	) (F)	–
(0.70	) (E)	1,987	1.74	(F)	1.25	(F)	(0.87	) (F)	–
(0.70	) (E)	9,831	1.64	(F)	1.20	(F)	(0.82	) (F)	–

33

The Hartford Global Alpha Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

34

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

35

The Hartford Global Alpha Fund

Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Global Alpha Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 14, 2012, (commencement of operations) through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 137/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 14, 2012	Ending Account Value April 30, 2013	Expenses paid during the period December 14, 2012 through April 30, 2013	Beginning Account Value December 14, 2012	Ending Account Value April 30, 2013	Expenses paid during the period December 14, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A*	$1,000.00	$992.00	$5.40	$1,000.00	$1,013.34	$5.46	1.45%	137	365
Class C*	$1,000.00	$990.00	$8.22	$1,000.00	$1,010.51	$8.31	2.20	137	365
Class I*	$1,000.00	$993.00	$4.47	$1,000.00	$1,014.28	$4.52	1.19	137	365
Class R3*	$1,000.00	$991.00	$6.91	$1,000.00	$1,011.82	$6.99	1.85	137	365
Class R4*	$1,000.00	$992.00	$5.80	$1,000.00	$1,012.95	$5.86	1.55	137	365
Class R5*	$1,000.00	$993.00	$4.68	$1,000.00	$1,014.07	$4.73	1.25	137	365
Class Y*	$1,000.00	$993.00	$4.49	$1,000.00	$1,014.26	$4.54	1.20	137	365

* Commenced operations on December 14, 2012.

37

The Hartford Global Alpha Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on September 6-7, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for The Hartford Global Alpha Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and the Sub-adviser’s organizational structure, systems and personnel. The Board also considered HIFSCO’s and the Sub-adviser’s reputation and overall financial strength, and the Board’s past experience with the Sub-adviser as sub-adviser for other Hartford-sponsored funds.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HIFSCO would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 61 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HIFSCO would oversee the Sub-adviser’s investment approach and results and considered HIFSCO’s process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HIFSCO would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HIFSCO or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by the Sub-adviser, the Investment Committee met with members of the proposed portfolio management team. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

38

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, the composite performance of one of the Sub-adviser’s strategies similar to the strategy to be used by the Fund. HIFSCO and the Sub-adviser also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HIFSCO and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HIFSCO would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the expected total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HIFSCO had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.55%, 2.30%, 1.30%, 1.85%, 1.55%, 1.25% and 1.20%, respectively, through February 28, 2014. The Board noted that the expense limits do not include the performance fee adjustments. The Board noted that HIFSCO’s contractual obligation to limit the expenses for the Fund will automatically renew on an annual basis after February 28, 2014 unless HIFSCO provides written notice of termination prior to the start of the next term or upon approval of the Board.

The Board reviewed information regarding the proposed performance fee adjustment for the Fund, including the structure and level of the adjustment. The Board considered that the Sub-adviser only offers the Fund’s investment strategy with a performance fee adjustment, and that a number of peer funds also use performance fees. The Board also noted that the Sub-adviser had agreed to a reduced minimum performance fee adjustment as well as breakpoints specific to the adjustment amount. The Board also considered other operational considerations regarding the performance fee, including the appropriateness of the index to be used as a measurement benchmark and the “hurdle” rate to be used to determine whether a performance fee would be paid. The Board noted that, while the performance adjustment would increase the sub-advisory fee rate when the Fund outperforms the measurement benchmark, it would also reduce the sub-advisory fee rate when the Fund underperforms that measurement

39

The Hartford Global Alpha Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

benchmark. The Board further noted that the performance adjustment will not be used until the Fund has been in operation for twelve months.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed base management fees were below the Lipper peer group average and median for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were also below the Lipper peer group average and median. The Board noted that certain of the funds within the Lipper peer group also use performance fee adjustments. With respect to the proposed performance fee adjustment for the Fund, the Board considered that the management fees and total net expenses would rank in the fourth quintile at the maximum adjustment and in the first quintile at the minimum adjustment.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses for the Hartford Mutual Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, would receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO would distribute shares of the Fund and would receive compensation in that connection.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

40

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Global Alpha Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year with respect to the Hartford Mutual Funds, included, among other things, reports on performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect

41

The Hartford Global Alpha Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangements for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangements approved by the Board at its September 2012 meeting, when it initially considered the Fund’s existing investment management agreement and existing investment sub-advisory agreement. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the initial approval process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the initial approval process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services to be provided by HIFSCO and the Sub-adviser; (ii) performance of the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the initial approval process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

42

The Hartford Global Alpha Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Structured Securities Risk: Structured securities are subject to credit risk; these securities may be difficult to sell because they are typically sold in private placement transactions.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Performance Fee Risk: The use of a Treasury bill index to calculate the Fund’s performance fee could result in the Fund paying higher management fees than if the Fund limited its investments to U.S. Treasury bills and other short-term instruments.

43

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-GLA13 4/13 113978 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL GROWTH FUND 2013 Semi Annual Report

The Hartford Global Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Growth Fund inception 09/30/1998
(sub-advised byWellington Management Company, LLP)

Investment objective – Seeks growth of captial.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Global Growth A#	16.78%	15.04%	-1.49%	6.31%
Global Growth A##		8.71%	-2.60%	5.71%
Global Growth B#	16.37%	14.20%	-2.14%	5.80%*
Global Growth B##		9.20%	-2.53%	5.80%*
Global Growth C#	16.39%	14.21%	-2.26%	5.53%
Global Growth C##		13.21%	-2.26%	5.53%
Global Growth R3#	16.75%	14.86%	-1.71%	6.38%
Global Growth R4#	16.97%	15.24%	-1.48%	6.54%
Global Growth R5#	17.13%	15.64%	-1.13%	6.79%
Global Growth Y#	17.16%	15.55%	-1.05%	6.85%
MSCI World Growth Index	14.00%	14.23%	2.87%	8.42%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Growth Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Global Growth Class A	1.48%	1.67%
Global Growth Class B	2.23%	2.76%
Global Growth Class C	2.23%	2.36%
Global Growth Class R3	1.60%	1.97%
Global Growth Class R4	1.30%	1.40%
Global Growth Class R5	1.00%	1.10%
Global Growth Class Y	0.95%	0.96%

* As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Matthew D. Hudson, CFA	John A. Boselli, CFA
Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Growth Fund returned 16.78%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 14.00% for the same period. The Fund also outperformed the 13.94% average return in the Lipper Global Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Investors’ enthusiasm for stocks was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, the market responded favorably to the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Value stocks (+16.1%) outperformed growth stocks (+14.0%) during the six-month period, as measured by the MSCI World Value Index and the MSCI World Growth Index, respectively. Within the MSCI World Growth Index, nine out of ten sectors posted positive returns. Telecommunication Services (+26%), Financials (+23%), and Health Care (+22%) performed the best, while the Materials (-1%), Information Technology (+4%), and Energy (+4%) sectors lagged on a relative basis.

The Fund’s benchmark-relative outperformance was driven by broad-based, positive stock selection across businesses with different fundamental drivers. Notably, the Fund outperformed despite facing headwinds from investor’s preference for stocks with perceived safety and lower volatility. Positive security selection in the Information Technology, Consumer Staples, and Health Care sectors contributed the most to relative performance, more than offsetting unfavorable security selection within Financials and Telecommunication Services. Sector allocation, a result of the bottom up investment process, contributed to relative outperformance due primarily to an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Materials and an overweight in Financials.

Top contributors to benchmark-relative performance were Green Mountain Coffee (Consumer Staples), Apple (Information Technology), and Gilead Sciences (Health Care). Shares of Green Mountain Coffee, a leading provider of single-cup brewers and k-cups for coffee and other beverages, rose as the company reported first quarter financial results that beat consensus expectations and raised its earnings guidance for the 2013 fiscal year. In addition, data released in March showed that new lower-priced entrants are having a minimal impact on Green Mountain's core business. Shares of Apple, a U.S.-based designer and retailer of a range of personal electronic products, fell during the period as the company missed revenue expectations and issued disappointing earnings guidance. Our benchmark-relative underweight position in Apple contributed to relative returns. Shares of Gilead Sciences, a U.S.-based bio-pharmaceutical company, moved steadily higher during the period alongside positive news flow, including passing the first hurdle for the firm’s

3

The Hartford Global Growth Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

hepatitis C single tablet regimen. Top absolute contributors also included Roche Holding (Health Care).

The top detractors from the Fund’s relative performance were Toyota Motor (Consumer Discretionary), Edwards Lifesciences (Health Care), and Oracle (Information Technology). Shares of Toyota Motor, a Japanese auto company, detracted during the period as the stock rose sharply due to yen depreciation. Not owning this strong performing benchmark-constituent hurt relative results. Shares of Edwards Lifesciences, a medical device company specializing in heart valve technology and treatments for cardiovascular diseases, reported disappointing first quarter results due to poor transcatheter heart valve (THV) sales. Management lowered 2013 guidance primarily due to lower U.S. THV sales, which is the growth driver of the business. Due to concerns regarding the company’s core business, we eliminated the position to pursue more attractive opportunities. Oracle, a U.S.-based enterprise software and hardware manufacturer, reported quarterly results that missed expectations, sending the stock lower. A return to growth in their hardware division following the acquisition of Sun Microsystems has taken longer than originally expected. This delay, combined with weakness in public sector spending on Information Technology, led to poor stock performance during the period. Top absolute detractors also included Apple (Information Technology) and InterActive (Information Technology).

What is the outlook?

Driven by quantitative easing and government stimulus programs, economic data continues to improve slowly across the world. To start the year, the U.S. economy appeared on solid footing as budget and sequester fears have been proven unfounded thus far. Japan is generating more interest with the market’s continued enthusiasm for Prime Minister Shinzo Abe’s pro-business economics and for the weakening yen. Europe, however, regressed towards the end of the quarter due to the banking crisis in Cyprus, political paralysis in Italy, and a host of tepid economic data points. However, while excessive leverage in European banks and government balance sheets in the Western Hemisphere continue, the economic improvement has had positive effects on earnings and stock prices. Within emerging markets, which remained weak, China has yet to rebound from the transition in leadership. In this global market environment, we continue to look for attractive investment opportunities.

At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Information Technology, Financials and Health Care sectors. The Fund held below-benchmark weights in the Consumer Staples, Materials and Industrials sectors.

Diversification by Country

as of April 30, 2013

Percentage of
Country	Net Assets
Austria	0.6%
Belgium	2.2
Brazil	0.6
China	1.0
France	4.1
Germany	3.7
Hong Kong	2.7
Ireland	2.1
Italy	0.4
Japan	3.2
Jersey	0.5
Mexico	1.1
Netherlands	1.8
Norway	0.6
Portugal	0.3
South Korea	1.7
Sweden	1.0
Switzerland	6.1
Taiwan	1.1
Thailand	1.0
Turkey	0.7
United Kingdom	4.9
United States	57.6
Short-Term Investments	0.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Global Growth Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4%
	Automobiles and Components - 0.7%
131	Nissan Motor Co., Ltd.	$1,362

	Banks - 5.3%
568	Banco Espirito Santo S.A. ●	651
905	Bank of Ayudhya plc	1,012
221	Barclays Bank plc ADR	985
24	BNP Paribas	1,354
1,058	China Construction Bank	888
37	Erste Group Bank AG	1,151
144	Kasikornbank PCL	1,038
157	Mitsubishi UFJ Financial Group, Inc.	1,063
41	Standard Chartered plc	1,032
226	Turkiye Garanti Bankasi	1,270
		10,444
	Capital Goods - 5.1%
11	Boeing Co.	1,043
17	Honeywell International, Inc.	1,220
11	MTU Aero Engines Holdings AG	1,031
11	Parker-Hannifin Corp.	974
73	Rolls-Royce Holdings plc	1,287
37	Safran S.A.	1,840
12	Schneider Electric S.A.	941
39	SKF AB Class B	912
5	SMC Corp. of America	965
		10,213
	Commercial and Professional Services - 1.9%
19	Equifax, Inc. ●	1,169
71	Experian plc	1,241
1	SGS S.A.	1,364
		3,774
	Consumer Durables and Apparel - 1.4%
13	Cie Financiere Richemont S.A.	1,055
1	NVR, Inc. ●	978
93	Prada S.p.A.	837
		2,870
	Consumer Services - 3.6%
165	Galaxy Entertainment Group Ltd. ●	739
80	MGM Resorts International ●	1,125
13	Paddy Power plc ☼	1,122
608	Sands China Ltd.	3,199
17	Starbucks Corp.	1,009
		7,194
	Diversified Financials - 10.1%
259	Aberdeen Asset Management plc	1,811
7	Affiliated Managers Group, Inc. ●	1,144
39	American Express Co.	2,664
18	Ameriprise Financial, Inc.	1,312
9	BlackRock, Inc.	2,498
27	Discover Financial Services, Inc.	1,187
11	Franklin Resources, Inc.	1,717
7	IntercontinentalExchange, Inc. ●	1,173
42	JP Morgan Chase & Co.	2,071
26	Moody's Corp.	1,570
7	Partners Group	1,725
44	SEI Investments Co.	1,272
		20,144
	Energy - 2.2%
13	Anadarko Petroleum Corp.	1,063
40	Cobalt International Energy, Inc. ●	1,121
8	EOG Resources, Inc.	931
17	Schlumberger Ltd.	1,251
		4,366
	Food and Staples Retailing - 1.8%
49	CVS Caremark Corp.	2,864
20	Seven & I Holdings Co., Ltd.	758
		3,622
	Food, Beverage and Tobacco - 7.6%
42	Altria Group, Inc.	1,515
35	Anheuser-Busch InBev N.V. ☼	3,386
32	British American Tobacco plc	1,775
59	Diageo Capital plc	1,809
9	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,074
26	Green Mountain Coffee Roasters, Inc. ●	1,491
15	Heineken N.V.	1,035
10	Pernod-Ricard S.A.	1,257
42	Unilever N.V.	1,805
		15,147
	Health Care Equipment and Services - 2.4%
18	Aetna, Inc.	1,035
19	Covidien plc	1,220
23	Medtronic, Inc.	1,055
19	Zimmer Holdings, Inc.	1,430
		4,740
	Insurance - 1.5%
29	American International Group, Inc. ●	1,196
109	Ping An Insurance (Group) Co.	867
27	Tokio Marine Holdings, Inc. ☼	852
		2,915
	Materials - 2.6%
105	Cemex S.A.B. de C.V. ADR ●	1,178
199	Glencore Xstrata plc	985
15	HeidelbergCement AG	1,065
99	James Hardie Industries plc	1,040
2	Syngenta AG	978
		5,246
	Media - 5.2%
26	CBS Corp. Class B	1,192
28	Comcast Corp. Class A	1,173
101	News Corp. Class A	3,114
339	Sirius XM Radio, Inc. w/ Rights	1,100
24	Viacom, Inc. Class B	1,548
19	Walt Disney Co.	1,170
59	WPP plc	972
		10,269
	Pharmaceuticals, Biotechnology and Life Sciences - 13.9%
21	Actelion Ltd.	1,291
22	Amgen, Inc. ‡	2,272
7	Biogen Idec, Inc. ●	1,632
26	Celgene Corp. ●	3,117
92	Gilead Sciences, Inc. ●	4,649
28	Merck & Co., Inc.	1,302
52	Mylan, Inc. ●	1,502
17	Novartis AG ☼	1,281
6	Regeneron Pharmaceuticals, Inc. ●	1,370
18	Roche Holding AG	4,445
14	Sanofi-Aventis S.A.	1,528
18	Thermo Fisher Scientific, Inc.	1,472

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 13.9% - (continued)
17	UCB S.A. ●	$1,020
10	Vertex Pharmaceuticals, Inc. ●	753
		27,634
	Real Estate - 0.4%
9	American Tower Corp. REIT	790

	Retailing - 4.5%
4	Amazon.com, Inc. ●	1,023
3	AutoZone, Inc. ●	1,340
18	Expedia, Inc.	1,028
47	Lowe's Co., Inc.	1,808
17	Next plc	1,152
4	Priceline.com, Inc. ●	2,700
		9,051
	Semiconductors and Semiconductor Equipment - 4.3%
11	ASML Holding N.V.	843
128	Infineon Technologies AG	1,014
33	Maxim Integrated Products, Inc.	1,033
67	MediaTek, Inc.	818
101	Micron Technology, Inc. ●	949
2	Samsung Electronics Co., Ltd.	2,542
341	Taiwan Semiconductor Manufacturing Co., Ltd.	1,266
		8,465
	Software and Services - 15.4%
22	Accenture plc	1,819
8	Alliance Data Systems Corp. ●	1,288
35	Amdocs Ltd.	1,235
15	Citrix Systems, Inc. ●	944
15	Cognizant Technology Solutions Corp. ●	998
9	Dassault Systemes S.A.	1,097
54	eBay, Inc. ●	2,853
44	Facebook, Inc. ●	1,220
6	Google, Inc. ●	4,732
8	LinkedIn Corp. Class A ●	1,594
3	Mastercard, Inc.	1,880
38	Oracle Corp.	1,230
28	Salesforce.com, Inc. ●	1,146
23	SAP AG	1,815
23	Splunk, Inc. ●	950
20	Teradata Corp. ●	996
48	United Internet AG	1,331
13	Visa, Inc.	2,156
55	Yahoo!, Inc. ●	1,368
		30,652
	Technology Hardware and Equipment - 4.7%
4	Apple, Inc.	1,559
49	Cisco Systems, Inc.	1,017
61	EMC Corp. ●	1,375
224	Hitachi Ltd.	1,432
67	Juniper Networks, Inc. ●	1,110
53	LG.Philips LCD Co., Ltd.	731
21	Motorola Solutions, Inc.	1,224
79	Telefonaktiebolaget LM Ericsson Class B	985
		9,433
	Telecommunication Services - 1.5%
246	Sprint Nextel Corp. ●	1,736
53	Telenor ASA	1,202
		2,938
	Transportation - 1.0%
64	Delta Air Lines, Inc. ●	1,105
9	FedEx Corp.	878
		1,983
	Utilities - 1.3%
85	Cia de Saneamento Basico do Estado de Sao Paulo ☼	1,193
1,354	Guangdong Investment Ltd.	1,311
		2,504
	Total common stocks
	(cost $155,181)	$195,756

PREFERRED STOCKS - 0.6%
	Media - 0.6%
31	ProSieben Sat.1 Media AG	$1,172

	Total preferred stocks
	(cost $1,062)	$1,172

	Total long-term investments
	(cost $156,243)	$196,928

SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $69, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $70)
$69	0.17%, 4/30/2013	$69
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $188, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$192)
188	0.15%, 4/30/2013	188
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $362, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $369)
362	0.15%, 4/30/2013	362
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $502, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $512)
502	0.14%, 4/30/2013	502

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.9% - (continued)
Repurchase Agreements - 0.9% - (continued)
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $90, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $92)
$90	0.17%, 4/30/2013		$90
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $306, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $312)
306	0.14%, 4/30/2013		306
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $215, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $219)
215	0.17%, 4/30/2013		215
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $4, collateralized by U.S. Treasury Note 3.88%, 2018, value of $4)
4	0.13%, 4/30/2013		4
			1,736
	Total short-term investments
	(cost $1,736)		$1,736

	Total investments
	(cost $157,979) ▲	99.9%	$198,664
	Other assets and liabilities	0.1%	298
	Total net assets	100.0%	$198,962

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $159,331 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$43,275
Unrealized Depreciation	(3,942)
Net Unrealized Appreciation	$39,333

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,040 at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Buy	05/06/2013	DEUT	$1,283	$1,283	$–
EUR	Buy	05/06/2013	JPM	204	204	–
EUR	Buy	05/07/2013	JPM	204	204	–
GBP	Buy	05/02/2013	DEUT	251	252	1
JPY	Buy	05/07/2013	CSFB	105	105	–
						$1

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$1,362	$–	$1,362	$–
Banks	10,444	1,270	9,174	–
Capital Goods	10,213	3,237	6,976	–
Commercial and Professional Services	3,774	1,169	2,605	–
Consumer Durables and Apparel	2,870	978	1,892	–
Consumer Services	7,194	3,256	3,938	–
Diversified Financials	20,144	16,608	3,536	–
Energy	4,366	4,366	–	–
Food and Staples Retailing	3,622	2,864	758	–
Food, Beverage and Tobacco	15,147	4,080	11,067	–
Health Care Equipment and Services	4,740	4,740	–	–
Insurance	2,915	1,196	1,719	–
Materials	5,246	1,178	4,068	–
Media	10,269	9,297	972	–
Pharmaceuticals, Biotechnology and Life Sciences	27,634	18,069	9,565	–
Real Estate	790	790	–	–
Retailing	9,051	7,899	1,152	–
Semiconductors and Semiconductor Equipment	8,465	1,982	6,483	–
Software and Services	30,652	26,409	4,243	–
Technology Hardware and Equipment	9,433	7,016	2,417	–
Telecommunication Services	2,938	1,736	1,202	–
Transportation	1,983	1,983	–	–
Utilities	2,504	1,193	1,311	–
Total	195,756	121,316	74,440	–
Preferred Stocks	1,172	–	1,172	–
Short–Term Investments	1,736	–	1,736	–
Total	$198,664	$121,316	$77,348	$–
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $157,979)	$198,664
Cash	15
Foreign currency on deposit with custodian (cost $34)	34
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	2,444
Fund shares sold	224
Dividends and interest	387
Other assets	91
Total assets	201,860
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	2,515
Fund shares redeemed	234
Investment management fees	28
Administrative fees	—
Distribution fees	11
Accrued expenses	110
Total liabilities	2,898
Net assets	$198,962
Summary of Net Assets:
Capital stock and paid-in-capital	$209,370
Distributions in excess of net investment loss	(18)
Accumulated net realized loss	(51,076)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	40,686
Net assets	$198,962

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.82/$18.86
Shares outstanding	9,740
Net assets	$173,542
Class B: Net asset value per share	$15.92
Shares outstanding	350
Net assets	$5,572
Class C: Net asset value per share	$15.91
Shares outstanding	1,203
Net assets	$19,134
Class R3: Net asset value per share	$18.47
Shares outstanding	7
Net assets	$128
Class R4: Net asset value per share	$18.75
Shares outstanding	10
Net assets	$190
Class R5: Net asset value per share	$19.15
Shares outstanding	7
Net assets	$139
Class Y: Net asset value per share	$19.25
Shares outstanding	13
Net assets	$257

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,581
Interest	3
Less: Foreign tax withheld	(87)
Total investment income	1,497

Expenses:
Investment management fees	802
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	352
Class B	24
Class C	34
Class R3	—
Class R4	—
Class R5	—
Distribution fees
Class A	205
Class B	29
Class C	91
Class R3	—
Class R4	—
Custodian fees	11
Accounting services fees	15
Registration and filing fees	36
Board of Directors' fees	3
Audit fees	7
Other expenses	33
Total expenses (before waivers and fees paid indirectly)	1,642
Expense waivers	(20)
Transfer agent fee waivers	(134)
Commission recapture	(2)
Total waivers and fees paid indirectly	(156)
Total expenses, net	1,486
Net Investment Income	11
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	13,615
Net realized loss on foreign currency contracts	(32)
Net realized loss on other foreign currency transactions	(1)
Net Realized Gain on Investments and Foreign Currency Transactions	13,582
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,749
Net unrealized appreciation of foreign currency contracts	1
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	15,751
Net Gain on Investments and Foreign Currency Transactions	29,333
Net Increase in Net Assets Resulting from Operations	$29,344

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income (loss)	$11	$(342)
Net realized gain on investments and foreign currency transactions	13,582	17,198
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	15,751	(68)
Net Increase in Net Assets Resulting from Operations	29,344	16,788
Capital Share Transactions:
Class A	(9,374)	(33,686)
Class B	(1,421)	(4,094)
Class C	(1,097)	(3,615)
Class R3	9	(8)
Class R5	1	4
Class Y	1	(34,261)
Net decrease from capital share transactions	(11,881)	(75,660)
Net Increase (Decrease) in Net Assets	17,463	(58,872)
Net Assets:
Beginning of period	181,499	240,371
End of period	$198,962	$181,499
Undistributed (distribution in excess of) net investment income (loss)	$(18)	$(29)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s portfolio managers are Matthew D. Hudson (50.67%) and John A. Boselli (49.33%). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

13

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited) – (continued)
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

14

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

15

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited) – (continued)
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that

16

is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

17

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited) – (continued)
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(32)	$—	$—	$—	$—	$(32)
Total	$—	$(32)	$—	$—	$—	$—	$(32)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of

18

equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(63,335)
Unrealized Appreciation †	23,583
Total Accumulated Deficit	$(39,752)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$313
Accumulated Net Realized Gain (Loss)	115
Capital Stock and Paid-in-Capital	(428)

19

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited) – (continued)
(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$63,306
Total	$63,306

During the year ended October 31, 2012, the Fund utilized $17,508 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$29

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

20

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

21

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited) – (continued)
(000’s Omitted)

Annualized Six- Month Period Ended April 30, 2013
Class A	1.48%
Class B	2.23
Class C	2.23
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $94 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

22

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	80%
Class R5	100
Class Y	100

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$81,826
Sales Proceeds Excluding U.S. Government Obligations	94,224

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	454	—	(1,028)	—	(574)	1,685	—	(4,052)	—	(2,367)
Amount	$7,601	$—	$(16,975)	$—	$(9,374)	$24,840	$—	$(58,526)	$—	$(33,686)
Class B
Shares	6	—	(102)	—	(96)	13	—	(330)	—	(317)
Amount	$84	$—	$(1,505)	$—	$(1,421)	$192	$—	$(4,286)	$—	$(4,094)
Class C
Shares	44	—	(118)	—	(74)	157	—	(436)	—	(279)
Amount	$660	$—	$(1,757)	$—	$(1,097)	$2,103	$—	$(5,718)	$—	$(3,615)
Class R3
Shares	1	—	—	—	1	2	—	(3)	—	(1)
Amount	$14	$—	$(5)	$—	$9	$30	$—	$(38)	$—	$(8)
Class R4
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$1	$—	$(1)	$—	$—
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$1	$—	$—	$—	$1	$4	$—	$—	$—	$4
Class Y
Shares	—	—	—	—	—	412	—	(2,699)	—	(2,287)
Amount	$1	$—	$—	$—	$1	$6,323	$—	$(40,584)	$—	$(34,261)
Total
Shares	505	—	(1,248)	—	(743)	2,269	—	(7,520)	—	(5,251)
Amount	$8,361	$—	$(20,242)	$—	$(11,881)	$33,493	$—	$(109,153)	$—	$(75,660)

23

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited) – (continued)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	40	$672
For the Year Ended October 31, 2012	117	$1,700

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

The Hartford Global Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$15.26	$0.01	$2.55	$2.56	$—	$—	$—	$—	$17.82
B	13.68	(0.06)	2.30	2.24	—	—	—	—	15.92
C	13.67	(0.05)	2.29	2.24	—	—	—	—	15.91
R3	15.82	—	2.65	2.65	—	—	—	—	18.47
R4	16.03	0.02	2.70	2.72	—	—	—	—	18.75
R5	16.35	0.05	2.75	2.80	—	—	—	—	19.15
Y	16.43	0.05	2.77	2.82	—	—	—	—	19.25

For the Year Ended October 31, 2012 (G)
A	13.92	(0.02)	1.36	1.34	—	—	—	—	15.26
B	12.58	(0.12)	1.22	1.10	—	—	—	—	13.68
C	12.57	(0.12)	1.22	1.10	—	—	—	—	13.67
R3	14.46	(0.04)	1.40	1.36	—	—	—	—	15.82
R4	14.61	—	1.42	1.42	—	—	—	—	16.03
R5	14.85	0.05	1.45	1.50	—	—	—	—	16.35
Y	14.93	0.10	1.40	1.50	—	—	—	—	16.43

For the Year Ended October 31, 2011
A	14.31	(0.04)	(0.35)	(0.39)	—	—	—	—	13.92
B	13.03	(0.16)	(0.29)	(0.45)	—	—	—	—	12.58
C	13.02	(0.15)	(0.30)	(0.45)	—	—	—	—	12.57
R3	14.88	(0.09)	(0.33)	(0.42)	—	—	—	—	14.46
R4	14.99	(0.01)	(0.37)	(0.38)	—	—	—	—	14.61
R5	15.19	0.04	(0.38)	(0.34)	—	—	—	—	14.85
Y	15.27	0.10	(0.44)	(0.34)	—	—	—	—	14.93

For the Year Ended October 31, 2010 (G)
A	12.53	(0.05)	1.87	1.82	(0.04)	—	—	(0.04)	14.31
B	11.46	(0.14)	1.71	1.57	—	—	—	—	13.03
C	11.45	(0.14)	1.71	1.57	—	—	—	—	13.02
R3	13.04	(0.08)	1.94	1.86	(0.02)	—	—	(0.02)	14.88
R4	13.11	(0.04)	1.94	1.90	(0.02)	—	—	(0.02)	14.99
R5	13.26	0.01	1.98	1.99	(0.06)	—	—	(0.06)	15.19
Y	13.32	0.02	2.00	2.02	(0.07)	—	—	(0.07)	15.27

For the Year Ended October 31, 2009
A	10.50	0.04	1.99	2.03	—	—	—	—	12.53
B	9.64	—	1.82	1.82	—	—	—	—	11.46
C	9.68	(0.05)	1.82	1.77	—	—	—	—	11.45
R3	10.97	(0.02)	2.09	2.07	—	—	—	—	13.04
R4	11.01	0.01	2.09	2.10	—	—	—	—	13.11
R5	11.10	0.05	2.11	2.16	—	—	—	—	13.26
Y	11.14	0.07	2.11	2.18	—	—	—	—	13.32

For the Year Ended October 31, 2008 (G)
A	24.97	(0.03)	(11.78)	(11.81)	—	(2.66)	—	(2.66)	10.50
B	23.27	(0.14)	(10.83)	(10.97)	—	(2.66)	—	(2.66)	9.64
C	23.40	(0.16)	(10.90)	(11.06)	—	(2.66)	—	(2.66)	9.68
R3	26.02	(0.08)	(12.31)	(12.39)	—	(2.66)	—	(2.66)	10.97
R4	26.09	(0.05)	(12.37)	(12.42)	—	(2.66)	—	(2.66)	11.01
R5	26.15	0.05	(12.44)	(12.39)	—	(2.66)	—	(2.66)	11.10
Y	26.19	0.07	(12.46)	(12.39)	—	(2.66)	—	(2.66)	11.14

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

16.78	%(E)	$173,542	1.64	%(F)	1.48	%(F)	0.11	%(F)	44%
16.37	(E)	5,572	2.78	(F)	2.23	(F)	(0.65	)(F)	—
16.39	(E)	19,134	2.33	(F)	2.23	(F)	(0.64	)(F)	—
16.75	(E)	128	1.89	(F)	1.60	(F)	(0.01	)(F)	—
16.97	(E)	190	1.40	(F)	1.30	(F)	0.29	(F)	—
17.13	(E)	139	1.10	(F)	1.00	(F)	0.59	(F)	—
17.16	(E)	257	0.96	(F)	0.95	(F)	0.64	(F)	—

9.63		157,341	1.67		1.48		(0.16)		99
8.74		6,104	2.76		2.23		(0.91)		—
8.75		17,454	2.36		2.23		(0.90)		—
9.41		101	1.97		1.60		(0.30)		—
9.72		162	1.40		1.30		0.02		—
10.10		118	1.10		1.00		0.33		—
10.05		219	0.96		0.95		0.67		—

(2.73)		176,523	1.57		1.48		(0.22)		60
(3.45)		9,591	2.60		2.23		(0.98)		—
(3.46)		19,556	2.29		2.23		(0.97)		—
(2.82)		103	1.73		1.60		(0.29)		—
(2.54)		148	1.35		1.30		(0.04)		—
(2.24)		104	1.04		1.00		0.24		—
(2.23)		34,346	0.94		0.94		0.31		—

14.53		243,667	1.61		1.48		(0.40)		61
13.70		14,367	2.63		2.23		(1.16)		—
13.71		25,611	2.31		2.23		(1.15)		—
14.24		193	1.73		1.68		(0.57)		—
14.47		118	1.33		1.33		(0.28)		—
15.00		119	1.05		1.03		0.06		—
15.17		91,540	0.93		0.93		0.12		—

19.33		234,971	1.83		1.13		0.38		82
18.88		18,333	2.90		1.57		(0.05)		—
18.29		27,064	2.45		2.01		(0.49)		—
18.87		113	1.82		1.73		(0.41)		—
19.07		59	1.37		1.37		0.16		—
19.46		7	1.05		1.05		0.46		—
19.57		177,096	0.94		0.94		0.59		—

(52.57)		212,910	1.49		1.43		(0.18)		82
(52.83)		23,614	2.42		2.01		(0.79)		—
(52.94)		30,334	2.16		2.16		(0.92)		—
(52.69)		10	1.88		1.73		(0.42)		—
(52.66)		7	1.58		1.43		(0.57)		—
(52.40)		12	1.06		1.06		0.26		—
(52.31)		135,673	0.90		0.90		0.36		—

27

The Hartford Global Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

28

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Global Growth Fund
Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Global Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,167.80	$7.97	$1,000.00	$1,017.44	$7.42	1.48%	181	365
Class B	$1,000.00	$1,163.70	$11.98	$1,000.00	$1,013.72	$11.15	2.23	181	365
Class C	$1,000.00	$1,163.90	$11.99	$1,000.00	$1,013.72	$11.15	2.23	181	365
Class R3	$1,000.00	$1,167.50	$8.61	$1,000.00	$1,016.85	$8.02	1.60	181	365
Class R4	$1,000.00	$1,169.70	$7.01	$1,000.00	$1,018.34	$6.52	1.30	181	365
Class R5	$1,000.00	$1,171.30	$5.39	$1,000.00	$1,019.83	$5.02	1.00	181	365
Class Y	$1,000.00	$1,171.60	$5.12	$1,000.00	$1,020.08	$4.77	0.95	181	365

31

The Hartford Global Growth Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Global Growth Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing

32

investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

The Hartford Global Growth Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

34

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-GG13 4/13 113979 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL REAL ASSET FUND 2013 Semi Annual Report

The Hartford Global Real Asset Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Real Asset Fund inception 05/28/2010

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

			Since
	6 Month†	1 Year	Inception▲
Global Real Asset A#	-1.37%	-1.83%	2.50%
Global Real Asset A##		-7.23%	0.54%
Global Real Asset C#	-1.89%	-2.63%	1.73%
Global Real Asset C##		-3.60%	1.73%
Global Real Asset I#	-1.37%	-1.64%	2.74%
Global Real Asset R3#	-1.50%	-2.05%	2.25%
Global Real Asset R4#	-1.41%	-1.77%	2.54%
Global Real Asset R5#	-1.36%	-1.63%	2.79%
Global Real Asset Y#	-1.33%	-1.60%	2.83%
Barclays U.S. TIPS 1-10 Year Index	0.47%	2.66%	5.98%
Global Real Asset Fund Blended Index	-1.51%	-1.62%	5.95%
MSCI All Country World Energy Index	4.43%	3.53%	9.85%
MSCI All Country World Metals and Mining Index	-15.57%	-19.92%	-6.82%
S&P Goldman Sachs Commodity Index	-3.42%	-8.99%	5.46%

†	Not Annualized
▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Global Real Asset Fund Blended Index is a blended index comprised of the following indices: MSCI All Country World Energy Index (33%), MSCI All Country World Metals and Mining Industry Index (16.5%), MSCI All Country World Agriculture/Chemicals, and Forest, Paper and Products Index (5.5%), Barclays U.S. TIPS 1-10 Year Index (35%), and S&P Goldman Sachs Commodity Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals and Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

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The Hartford Global Real Asset Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.37%	1.54%
Global Real Asset Class C	2.12%	2.25%
Global Real Asset Class I	1.12%	1.24%
Global Real Asset Class R3	1.62%	1.86%
Global Real Asset Class R4	1.32%	1.58%
Global Real Asset Class R5	1.07%	1.25%
Global Real Asset Class Y	1.02%	1.21%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Consolidated Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Scott M. Elliot	Jay Bhutani	Brian M. Garvey	Lindsay T. Politi
Senior Vice President and Asset Allocation Portfolio Manager	Director and Natural Resources Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned -1.37%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s blended benchmark (33% MSCI All Country World Energy Index, 16.5% MSCI All Country World Metals and Mining Index, 5.5% MSCI All Country World Agriculture/Chemicals and Forest, Paper, and Products Index, 35% Barclays U.S. TIPS 1 – 10 Year Index, and 10% S&P Goldman Sachs Commodity Index), which returned -1.51% for the same period.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. The formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB also supported European assets.

Equities ended the period up 13.8% as measured by the MSCI All Country World Index. Natural resource equities, which returned -1.6% as defined by the equity components of the Fund’s benchmark, underperformed broader equity markets. Diversified Metals and Mining-related stocks led the decline among resource equities.

Intermediate U.S. TIPS returned +0.5% over the period, as measured by the Barclays U.S. TIPS 1-10 Year Index. The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% - 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

Commodities returned -8.5% during the period as represented by S&P Goldman Sachs Commodity Index. All four commodity sectors recorded negative returns. Industrial metals commodities were led lower by copper and nickel. Energy commodities also declined as oil prices fell late in the period. Falling silver and gold prices pushed precious metals commodities lower. Agriculture-related commodities, in particular coffee, wheat, and sugar, lagged relative to the Commodity Index.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund outperformed its benchmark during the period primarily due to strong security selection within the natural resources equity portfolio. Asset allocation decisions detracted due to an overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to precious metals equities and an underweight allocation to TIPS. This was partially offset by an out-of-benchmark exposure to inflation-related infrastructure equities.

Stocks that contributed most to relative performance in the natural resources equities portion of the Fund were Marathon

3

The Hartford Global Real Asset Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

Petroleum, Phillips 66, and Tesoro. U.S. refiners Marathon Petroleum, Phillips 66, and Tesoro benefited from a historically wide spread between West Texas Intermediate (WTI), a U.S. oil price, and Brent, traditionally representative of global oil prices. This gap lowered input costs for these U.S. refiners, generating strong profitability.

Significant detractors from relative performance in the natural resources equities portion of the Fund during the period included Occidental Petroleum, Chevron, and Saipem. Our underweight positions in exploration and production company Occidental Petroleum and integrated oil and gas company Chevron detracted from relative performance as both benchmark-component stocks outperformed during the period. Shares of Saipem, an Italian-based oilfield services company, fell as corporate governance issues came to light during the period. The Fund also held two exchange traded funds (ETF), Market Vectors Gold Miners ETF and SPDR S&P Metals & Mining ETF, which detracted from relative returns.

The commodities sub-portfolio underperformed its benchmark due to overweights to gold, platinum, and silver. Commodities exposure is gained through derivatives, particularly total return swaps and futures.

The TIPS portion of the Fund modestly underperformed its benchmark during the period, primarily due to yield curve positioning.

What is the outlook?

We view our asset class positioning in the Hartford Global Real Asset Fund as having two components: intermediate-term views (1-3 year horizon) and tactical changes around those positions (less than one year horizon). Our intermediate positions target areas with attractive valuations, tight supply conditions, improving demand, and supportive business cycle conditions. Short-term shifts typically reflect positioning changes to take advantage of price volatility.

In our opinion, the market environment in the coming decade is unlikely to mirror that of the prior ten years. The key differences from an inflationary perspective are China’s slowing growth and transition to a more consumption-focused economy, continued – but evolving – demand for resources, the end of global manufacturing disinflation, and, perhaps most critically, the unprecedented monetary stimulus that continues in the wake of the global financial crisis. These changes will take time to play out, but should ultimately result in a fundamental shift in the nature of global inflation.

The most probable outcome, in our view, is an environment characterized by improving growth, increasing inflationary pressure, and a high degree of monetary stimulus. We expect meaningful improvement in the global economy in the latter half of 2013 and into 2014. We believe this growth will be enough to generate cyclical inflation pressure in developed markets, in part because the U.S. Federal Reserve Board (Fed) will have a difficult time exiting its highly stimulative policies. Any meaningful change in the Fed’s bond purchase program would risk an interest rate increase, which could slow a nascent recovery – particularly in the context of ongoing fiscal contraction.

History suggests that these issues will keep the Fed, and central banks more broadly, biased toward accepting higher inflation pressure as lending eventually begins to accelerate and the housing market more fully recovers. In our view, the longer inflation stays low and the greater the resulting complacency, the greater the ultimate inflation shock.

Structural growth in China is likely to be slower going forward as the economy transitions from a period of unprecedented urbanization and a rapid infrastructure buildout to an increasing focus on the consumption proclivities of an expanding middle class. We expect demand for everything from cars to appliances to clothing to expand further. We believe that infrastructure spending will continue to grow, but at a slower rate than in the past. One likely outcome is a shift in the nature of commodities demand, from infrastructure-intensive (industrial metals) to consumption-oriented (oil, cotton, platinum, protein).

Within this backdrop, supply challenges continue to persist in most resource areas. Cost inflation is rising due to higher labor, transport, and regulatory costs as well as declining resource quality. The result is that for every dollar spent, there is less resource being found. This situation is compounded by the ongoing risk of supply shocks, particularly in energy and agriculture markets. Unfortunately, most of the world’s oil is in geopolitically unstable regions, and global spare capacity is near multi-decade lows. Inventories of key global crops are very low, while the risk of droughts is likely amplified by climate change and widespread water scarcity — creating the potential for substantial price spikes. There are a few exceptions to this, notably U.S. oil and natural gas, where the shale gas boom is creating ample supplies, and most industrial metals.

With rising cost structures in many of the formerly low-cost manufacturing countries like China, prices for manufactured goods may begin to rise, reversing the disinflationary trend that has existed since the middle of the 1990s. We expect that this theme will become more apparent in the coming years as

4

rising cost structures and growing demand from the emerging middle class exert upward pressure on prices.

We ended the period underweight TIPS, underweight commodities, and overweight natural resource equities favoring precious metals and inflation-linked infrastructure equities.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aa / AA	0.4%
A	0.4
Baa / BBB	4.9
Unrated	2.3
U.S. Government Agencies and Securities	15.1
Non-Debt Securities and Other Short-Term Instruments	70.0
Other Assets & Liabilities	6.9
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Country

as of April 30, 2013

Percentage of
Country	Net Assets
Australia	2.3%
Austria	0.1
Belgium	0.4
Brazil	4.0
Canada	8.9
Cayman Islands	0.0
Chile	0.0
China	0.2
Denmark	0.0
Egypt	0.0
France	0.4
Germany	0.3
Hong Kong	2.8
India	0.8
Indonesia	0.0
Israel	1.2
Italy	0.5
Japan	1.3
Jersey	0.5
Luxembourg	0.4
Mauritius	0.1
Mexico	1.8
Netherlands	0.3
Norway	1.4
Papua New Guinea	0.4
Peru	0.2
Philippines	0.0
Poland	0.5
Portugal	0.4
Russia	0.1
Singapore	0.4
South Africa	1.8
South Korea	0.5
Spain	0.9
Sweden	0.0
Switzerland	0.4
Taiwan	0.0
Thailand	0.5
Turkey	1.2
United Kingdom	8.1
Zambia	0.0
United States	39.0
Short-Term Investments	11.0
Other Assets and Liabilities	6.9
Total	100.0%

5

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 54.7%
	Agricultural Products - 1.8%
63	Archer-Daniels-Midland Co.	$2,155
17	Asian Bamboo AG	57
1,064	Asian Citrus Holdings Ltd.	452
184	Bumitama Agri Ltd. ●	151
51	Bunge Ltd. Finance Corp.	3,661
619	China Modern Dairy Holdings Ltd. ●	214
80	First Resources Ltd.	113
1,149	Golden Agri Resources Ltd.	495
42	Kernel Holding S.A. ●☼	768
5	Limoneira Co.	99
9	New Britain Palm Oil Ltd.	51
15	Ros Agro plc ●§	74
33	SLC Agricola S.A.	293
95	Thai Vegetable Oil Public Co., Ltd. ●	74
179	Trigon Agri A/S	126
770	Wilmar International Ltd.	2,091
		10,874
	Aluminum - 0.1%
63	Alcoa, Inc.	532
56	Alumina Ltd.	56
106	Aluminum Corp. of China Ltd. ●	40
20	Hindalco Industries Ltd.	37
21	Norsk Hydro ASA	100
		765
	Biotechnology - 0.0%
8	Genus plc	176

	Brewers - 0.0%
3	Anheuser-Busch InBev N.V.	296

	Coal and Consumable Fuels - 0.7%
1	Cameco Corp.	18
16	Ceres, Inc. ●	37
78	Consol Energy, Inc.	2,610
8	Kior, Inc. ●	40
76	Peabody Energy Corp.	1,521
		4,226
	Commodity Chemicals - 0.3%
26	LyondellBasell Industries Class A	1,596

	Construction and Engineering - 0.3%
56	KBR, Inc.	1,689

	Construction, Farm Machinery and Heavy Trucks - 0.8%
17	AGCO Corp.	927
2	Caterpillar, Inc.	169
3	CNH Global N.V.	123
94	Cosco Corp. Singapore Ltd.	67
—	Cummins, Inc.	16
14	Deere & Co.	1,276
99	Fiat Industrial S.p.A.	1,114
88	First Tractor Co.	66
13	Hino Motors Ltd.	206
1	Hitachi Construction Machine Co., Ltd.	12
2	Komatsu Ltd.	45
10	Kubota Corp.	146
1	Man AG ●	124
3	PACCAR, Inc.	136
38	Sembcorp Marine Ltd.	134
4	Titan International, Inc.	98
23	Yangzigiang Shipbuilding Holdings Ltd.	18
		4,677
	Diversified Metals and Mining - 3.8%
2	African Rainbow Minerals Ltd.	49
29	Anglo American plc	703
8	Antofagasta plc	114
1	Assore Ltd.	26
67	BHP Billiton Ltd.	2,236
46	BHP Billiton Ltd. ADR	3,066
98	BHP Billiton plc	2,765
39	BHP Billiton plc ADR	2,177
6	Boliden Ab	91
6	Eurasian Natural Resources Corp.	25
26	First Quantum Minerals Ltd.	456
46	Freeport-McMoRan Copper & Gold, Inc.	1,397
78	Glencore Xstrata plc	387
81	Grupo Mexico S.A.B. de C.V.	292
9	Iluka Resources Ltd.	86
1	Jastrzebska Spolka Weglowa S.A.	24
27	Jiangxi Copper Co., Ltd.	54
5	Kazakmys plc	26
3	KGHM Polska Miedz S.A.	140
—	Korea Zinc Co., Ltd.	50
13	Minera Frisco S.A.B. de C.V. ●	57
9	Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	144
22	Mitsubishi Materials Corp.	63
21	MMT Ltd. ●	6
5,038	Mongolian Mining Corp. ●	1,499
8	OZ Minerals Ltd.	34
9	Rio Tinto Ltd.	551
27	Rio Tinto plc	1,239
76	Rio Tinto plc ADR	3,478
46	Shougang Fushan Resources Group Ltd.	18
3	Southern Copper Corp.	102
27	Sterlite Industries India Ltd.	48
11	Sumitomo Metal Mining Co., Ltd.	154
26	Teck Cominco Ltd. Class B	702
9	Turquoise Hill Resources Ltd. ●	62
30	Vale Indonesia Tbk PT	9
2	Vedanta Resources plc	44
—	Walter Energy, Inc.	5
43	Xstrata plc	650
		23,029
	Diversified Support Services - 0.0%
11	Ceres Global AG Corp. ●	69

	Electric Utilities - 1.6%
371	Cheung Kong Infrastructure Holdings Ltd.	2,694
83	Cia Paranaense de Energia-Copel	1,486
32	NextEra Energy, Inc.	2,633
20	Red Electrica Corporacion S.A.	1,065
83	Scottish & Southern Energy	2,007
		9,885

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 54.7% - (continued)
	Electronic Manufacturing Services - 0.0%
10	Trimble Navigation Ltd. ●	$287

	Fertilizers and Agricultural Chemicals - 3.1%
7	Agrium, Inc.	667
5	American Vanguard Corp.	150
2	CF Industries Holdings, Inc.	390
236	China Bluechemical Ltd.	144
61	Incitec Pivot Ltd.	182
44	Israel Chemicals Ltd.	522
—	Israel Corp., Ltd. ●	205
9	K+S AG	386
57	Monsanto Co.	6,039
48	Mosaic Co.	2,933
25	Nihon Nohyaku Co., Ltd.	238
96	Potash Corp. of Saskatchewan, Inc.	4,061
5	Syngenta AG	2,332
4	Uralkali GDR §	133
12	Yara International ASA	556
		18,938
	Gas Utilities - 1.4%
482	ENN Energy Holdings Ltd.	2,791
326	Osaka Gas Co., Ltd.	1,413
322	Snam S.p.A.	1,586
70	UGI Corp.	2,873
		8,663
	Gold - 6.0%
9	African Barrick Gold Ltd.	25
38	Agnico-Eagle Mines Ltd.	1,216
102	Alacer Gold Corp.	305
23	Alamos Gold, Inc.	320
25	Alkane Resources Ltd. ●	15
24	Allied Nevada Gold Corp. ●	260
79	AngloGold Ltd. ADR	1,535
9	Argonaut Gold, Inc. ●	56
7	Asanko Gold, Inc. ●	19
37	AuRico Gold, Inc.	192
52	Aurizon Mines Ltd. ●	222
18	Avocet Mining plc	4
43	B2Gold Corp. ●	108
13	Banro Corp. ●	17
231	Barrick Gold Corp.	4,556
48	Beadell Resources Ltd. ●	35
14	Belo Sun Mining Corp. ●	15
72	Centamin plc ●	46
15	Centerra Gold, Inc.	62
9	China Gold International Resources Corp. ●	26
158	China Precious Metal Resources Holdings Co., Ltd. ●	27
8	Colossus Minerals, Inc. ●	18
52	Compania De Minas Buenaventur ADR	1,038
17	Continental Gold Ltd. ●	80
36	Detour Gold Corp. ●	433
42	DRDGOLD Ltd.	28
232	Eldorado Gold Corp.	1,839
89	Endeavour Mining Corp. ●	95
37	Franco-Nevada Corp.	1,608
18	Gabriel Resources Ltd. ●	32
66	Gold Fields Ltd.	496
54	Gold Fields Ltd. ADR	405
2	Gold Resource Corp.	23
203	Goldcorp, Inc.	6,002
19	Golden Star Resources Ltd. ●	20
1,188	G-Resources Group Ltd. ●	56
27	Gryphon Minerals Ltd. ●	6
7	Guyana Goldfields, Inc. ●	13
37	Harmony Gold Mining Co., Ltd.	185
120	Harmony Gold Mining Co., Ltd. ADR	617
15	Highland Gold Mining Ltd.	20
34	IAMGOLD Corp.	182
9	Kingsgate Consolidated Ltd.	20
21	Kingsrose Mining Ltd.	12
237	Kinross Gold Corp.	1,292
4	Kirkland Lake Gold, Inc. ●	15
3	Koza Altin Isletmeleri A.S.	68
27	Lake Shore Gold Corp. ●	11
851	Lepanto Consolidated Mining Co. ●	20
40	LionGold Corp. Ltd. ●	37
11	Medusa Mining Ltd.	38
8	Midas Gold Corp. ●	6
13	Nevsun Resources Ltd.	47
150	New Gold, Inc. ●	1,205
70	Newcrest Mining Ltd.	1,220
113	Newmont Mining Corp.	3,667
10	NGEx Resources, Inc. ●	26
22	Northern Star Resources Ltd.	16
15	NovaGold Resources, Inc. ●	37
65	OceanaGold Corp. ●	141
151	Osisko Mining Corp. ●	639
88	Pan African Resources plc	21
13	Papillon Resources Ltd. ●	14
32	Perseus Mining Ltd. ●	45
12	Petropavlovsk plc	26
9	Premier Gold Mines Ltd. ●	19
25	Pretium Resources, Inc. ●	184
5	Primero Mining Corp. ●	32
6	Rainy River Resources Ltd. ●	14
8	Randgold Resources Ltd.	638
26	Randgold Resources Ltd. ADR	2,164
21	Regis Resources Ltd. ●	83
44	Resolute Mining Ltd.	44
7	Royal Gold, Inc.	410
18	Rubicon Minerals Corp. ●	30
25	San Gold Corp. ●	5
58	Saracen Mineral Holdings Ltd. ●	9
2	Seabridge Gold, Inc. ●	26
19	Semafo, Inc.	35
50	Sibanye Gold Ltd. ●	48
14	Sibanye Gold, Ltd. ADR ●	52
23	Silver Lake Resources Ltd. ●	25
32	St. Barbara Ltd. ●	20
6	Tanzanian Royalty Exploration Corp. ●	17
8	Timmins Gold Corp. ●	18
187	Torex Gold Resources, Inc. ●	260
7	Troy Resources Ltd.	14
113	Yamana Gold, Inc.	1,393
77	Zhaojin Mining Industry Co., Ltd.	86
528	Zijin Mining Group Co., Ltd.	157
		36,663

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 54.7% - (continued)
	Independent Power Producers and Energy Traders - 0.3%
308	China Longyuan Power Group Corp.	$283
70	Tractebel Energia S.A.	1,249
		1,532
	Industrial Conglomerates - 0.3%
248	Beijing Enterprises Holdings Ltd.	1,856

	Integrated Oil and Gas - 10.0%
580	BG Group plc	9,797
298	BP plc ADR	12,981
1	Cenovus Energy, Inc.	29
111	Chevron Corp.	13,544
1	Eni S.p.A. ADR	64
22	Exxon Mobil Corp.	1,952
144	Galp Energia SGPS S.A.	2,307
—	Hess Corp.	25
1	Husky Energy, Inc.	25
108	Imperial Oil Ltd.	4,301
—	Murphy Oil Corp.	29
1	Occidental Petroleum Corp.	94
147	Petroleo Brasileiro S.A. ADR	2,809
177	Repsol S.A. ●	4,159
4	Royal Dutch Shell plc ADR	286
39	Sasol Ltd. ADR	1,702
187	Statoilhydro ASA ADR	4,584
61	Suncor Energy, Inc.	1,917
2	Total S.A. ADR	121
		60,726
	Integrated Telecommunication Services - 0.4%
95	Telenor ASA	2,146

	Multi-Sector Holdings - 0.3%
25	Groupe Bruxelles Lambert S.A.	1,904

	Multi-Utilities-1.7%
75	E.On SE	1,357
240	National Grid plc	3,059
38	PG&E Corp.	1,821
153	Suez Environment S.A.	2,193
46	Wisconsin Energy Corp.	2,063
		10,493
	Oil and Gas Drilling - 0.2%
—	Diamond Offshore Drilling, Inc.	15
—	Ensco plc	21
1	Nabors Industries Ltd.	13
—	Noble Corp.	15
62	Patterson-UTI Energy, Inc.	1,310
1	Seadrill Ltd.	34
—	Transocean, Inc. ●	26
		1,434
	Oil and Gas Equipment and Services - 2.1%
49	Baker Hughes, Inc.	2,234
27	Dril-Quip, Inc. ●	2,252
88	Halliburton Co.	3,759
24	National Oilwell Varco, Inc.	1,544
37	Schlumberger Ltd.	2,765
1	Tenaris S.A. ADR	26
1	Weatherford International Ltd. ●	14
		12,594
	Oil and Gas Exploration and Production - 9.3%
77	Anadarko Petroleum Corp.	6,545
—	Apache Corp.	30
—	Baytex Energy Corp.	11
1,114	Beach Energy Ltd.	1,574
238	Buru Energy Ltd. ●	460
521	Cairn Energy plc ●	2,342
89	Canadian Natural Resources Ltd.	2,613
1	Canadian Natural Resources Ltd. ADR	39
1	Chesapeake Energy Corp.	24
1,643	CNOOC Ltd.	3,077
107	Cobalt International Energy, Inc. ●	3,002
—	Concho Resources, Inc. ●	11
67	ConocoPhillips Holding Co.	4,076
1	Crescent Point Energy	23
102	Denbury Resources, Inc. ●	1,823
1	Devon Energy Corp.	29
137	EnCana Corp.	2,527
33	EOG Resources, Inc.	3,983
262	Karoon Gas Australia Ltd. ●	1,136
1,082	Kunlun Energy Co., Ltd.	2,121
1	Marathon Oil Corp.	40
71	MEG Energy Corp. ●	2,037
2,321	New Standard Energy Ltd. ●	349
—	Noble Energy, Inc.	27
271	Oil & Natural Gas Corp., Ltd.	1,647
305	Oil Search Ltd.	2,351
331	Ophilr Energy plc ●	2,092
1	Pacific Rubiales Energy Corp.	12
31	Pioneer Natural Resources Co.	3,830
—	QEP Resources, Inc.	14
—	Range Resources Corp.	18
210	Santos Ltd.	2,697
65	Southwestern Energy Co. ●	2,432
2	Talisman Energy, Inc.	20
39	Tourmaline Oil Corp. ●	1,531
1	Vermilion Energy, Inc.	26
40	Whiting Petroleum Corp. ●	1,758
		56,327
	Oil and Gas Refining and Marketing - 2.9%
52	Gevo, Inc. ●	95
23	Green Plains Renewable Energy, Inc. ●	292
—	HollyFrontier Corp.	14
575	JX Holdings, Inc.	3,124
30	Marathon Petroleum Corp.	2,342
83	Phillips 66	5,085
102	Reliance Industries Ltd. GDR ■	2,987
36	Tesoro Corp.	1,917
159	Tonengeneral Sekiyu KK	1,607
1	Valero Energy Corp.	24
		17,487
	Oil and Gas Storage and Transportation - 1.6%
33	Enbridge Energy Management ●	972
59	Enbridge, Inc.	2,827
29	Kinder Morgan Management LLC ●	2,600
34	Kinder Morgan, Inc.	1,326
1	Pembina Pipelin Corp.	28
1	Spectra Energy Corp.	23
36	Transcanada Corp.	1,766
		9,542

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 54.7% - (continued)
	Packaged Foods and Meats - 0.8%
42	Adecoagro S.A. ●	$313
286	Australian Agricultural Co., Ltd. ●	347
326	Charoen Pokphand Foods Ltd.	353
132	China Minzhong Food Corp., Ltd. ●	108
8	Ebro Foods S.A.	163
93	JBS S.A.	293
7	Kraft Foods Group, Inc.	335
1,245	Marine Harvest ●	1,296
17	McLeod Russel India Ltd.	100
10	MHP S.A. ●§	184
72	Minerva S.A. ●	405
54	PureCircle Ltd. ●	222
385	REI Agro Ltd.	85
31	Tyson Foods, Inc. Class A	763
132	Zambeef Products plc ●	99
		5,066
	Paper Products - 0.2%
8	Holmen AB Class B	217
15	International Paper Co.	687
14	MeadWestvaco Corp.	467
26	Oji Holdings Corp.	94
		1,465
	Precious Metals and Minerals - 1.4%
5	Alexco Resource ●	11
6	Anglo American Platinum Ltd.	247
38	Aquarius Platinum Ltd.	23
1	Asahi Holdings, Inc.	28
4	CNK International Co., Ltd. ●	16
27	Coeur d'Alene Mines Corp. ●	404
14	Dominion Diamond Corp. ●	226
35	Dundee Precious Metals, Inc. ●	225
104	Eastern Platinum Ltd. ●	9
8	Endeavor Silver Corp. ●	40
38	First Majestic Silver Corp. ●	471
8	Fortuna Silver Mines, Inc. ●	25
16	Fresnillo plc	295
9	Gem Diamonds Ltd. ●	19
69	Hecla Mining Co.	234
12	Hochschild Mining plc	47
49	Impala Platinum Holdings Ltd.	669
13	Industrias Penoles S.A.B. de C.V.	532
36	Lonmin plc	150
3	MAG Silver Corp. ●	23
12	McEwen Mining, Inc. ●	27
14	North American Palladium Ltd. ●	19
22	Northern Platinum Ltd.	83
15	Pan American Silver Corp.	193
10	Paramount Gold & Silver Corp. ●	15
55	Patagonia Gold plc ●	10
25	Petra Diamonds Ltd. ●	43
7	Royal Bafokeng Platinum Ltd. ●	40
19	Silver Standard Resources, Inc. ●	139
97	Silver Wheaton Corp.	2,377
11	Silvercorp Metals, Inc.	33
93	Stillwater Mining Co. ●	1,156
20	Tahoe Resources, Inc. ●	355
1	Umicore S.A.	56
		8,240
	Railroads - 0.4%
56	All America Latina Logistica S.A.	284
20	Canadian National Railway Co.	1,988
		2,272
	Residential REITs - 0.4%
26	Equity Lifestyle Properties, Inc. REIT	2,125

	Specialty Chemicals - 0.0%
13	EcoSynthetix, Inc. ●	48

	Steel - 1.1%
6	Allegheny Technologies, Inc.	171
18	Angang Steel Co., Ltd.	10
118	ArcelorMittal ADR	1,473
3	ArcelorMittal South Africa Ltd.	8
5	Bradespar S.A.	58
1	Capital S.A.	44
188	China Steel Corp.	166
8	Cliff's Natural Resources, Inc.	166
16	Companhia Sider·rgica Nacional	63
6	Daido Steel Co., Ltd.	32
1	Dongkuk Steel Mill Co., Ltd.	7
26	Eregli Demir ve Celik Fabrikalari T.A.S.	30
8	Evraz plc	19
31	Fortescue Metals Group Ltd.	113
17	Fosun International	12
18	Gerdau S.A.	141
4	Hitachi Metals Ltd.	41
1	Hyundai Hysco	21
1	Hyundai Steel Co.	81
2	Industrias CH, S.A. ●	16
10	JFE Holdings, Inc.	223
7	Jindal Steel & Power Ltd.	42
1	JSW Steel Ltd.	15
56	Kobe Steel Ltd.	73
2	Kumba Iron Ore Ltd.	92
—	Maruichi Steel Tube Ltd.	10
5	Mechel ADR	19
6	Metalurgica Gerdau S.A.	58
3	MMX Mineracao E Metalicos S.A. ●	4
152	Nippon Steel & Sumitomo Metal Corp.	406
2	Novolipetsk Steel §	31
17	Nucor Corp.	723
1	Posco Ltd.	379
1	Salzgitter AG	36
5	Sesa Goa Ltd.	14
1	Severstal GDR §	9
4	Sims Metal Management Ltd.	42
2	SSAB AB	14
7	Tata Steel Ltd.	41
8	ThyssenKrupp AG	143
8	United States Steel Corp.	151
8	Usinas Siderurgicas De Minas Gerais S.A. ●	38
68	Vale S.A.	1,132
2	Voestalpine AG	73
—	Yamato Kogyo Co.	15
		6,455
	Water Utilities - 1.1%
168	Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,404

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 54.7% - (continued)
		Water Utilities - 1.1% - (continued)
	2,210	Guangdong Investment Ltd.	$2,140
	80	Severn Trent plc	2,257
			6,801
		Wireless Telecommunication Services - 0.3%
	676	Vodafone Group plc	2,062

		Total common stocks
		(cost $330,907)	$332,408

PREFERRED STOCKS - 0.1%
		Electric Utilities - 0.1%
	51	Cia Paranaense de Energie	$908

		Total preferred stocks
		(cost $817)	$908

WARRANTS - 0.0%
		Diversified Metals and Mining - 0.0%
	26	Shandong Denghai Warrant ⌂■	$98

		Total warrants
		(cost $77)	$98

EXCHANGE TRADED FUNDS - 4.2%
		Other Investment Pools and Funds - 4.2%
	832	Market Vectors Gold Miners	25,259
		Total exchange traded funds
		(cost $29,405)	$25,259

FOREIGN GOVERNMENT OBLIGATIONS - 8.0%
		Brazil - 2.1%
		Brazil (Republic of)
BRL	21,174	6.00%, 08/15/2016 - 08/15/2050 ◄	12,536
			12,536
		Israel - 1.1%
		Israel (Government of)
ILS	8,514	1.00%, 05/30/2017 ◄	2,479
ILS	12,884	2.75%, 09/30/2022 ◄	4,115
			6,594
		Mexico - 1.7%
		Mexican Udibonos
MXN	24,643	2.00%, 06/09/2022 ◄	2,194
MXN	31,136	3.50%, 12/14/2017 ◄	2,872
		United Mexican States
MXN	41,957	4.00%, 11/15/2040 ◄	4,931
			9,997
		Poland - 0.4%
		Poland Government Bond
PLN	7,678	3.00%, 08/24/2016 ◄	2,588

		South Africa - 0.7%
		South Africa (Republic of)
ZAR	27,296	5.50%, 12/07/2023 ◄	4,562

		South Korea - 0.4%
		Korea (Republic of)
KRW	2,569,343	1.50%, 06/10/2021 ◄	2,497

		Thailand - 0.4%
		Thailand Government Bond
THB	70,989	1.20%, 07/14/2021 §◄	2,479

		Turkey - 1.2%
		Turkey (Republic of)
TRY	5,782	2.50%, 05/04/2016 ◄	3,429
TRY	6,014	3.00%, 07/21/2021 ◄	3,911
			7,340
		Total foreign government obligations
		(cost $47,621)	$48,593

U.S. GOVERNMENT SECURITIES - 15.1%
		U.S. Treasury Securities - 15.1%
		U.S. Treasury Notes - 15.1%
	$35,689	0.13%, 04/15/2016 - 01/15/2023 ◄	$39,191
	1,250	0.13%, 04/15/2018	1,347
	5,220	0.50%, 04/15/2015 ◄	5,792
	5,694	0.63%, 07/15/2021 ◄	6,698
	3,184	1.13%, 01/15/2021 ◄	3,970
	2,829	1.25%, 07/15/2020 ◄	3,577
	5,761	1.38%, 07/15/2018 - 01/15/2020 ◄	7,258
	3,373	1.63%, 01/15/2015 - 01/15/2018 ◄‡	4,307
	3,575	1.88%, 07/15/2015 - 07/15/2019 ◄	4,683
	4,411	2.00%, 01/15/2014 - 01/15/2016 ◄	5,663
	1,680	2.13%, 01/15/2019 ◄	2,195
	2,137	2.38%, 01/15/2017 ◄╦	2,829
	1,446	2.50%, 07/15/2016 ◄	1,893
	1,575	2.63%, 07/15/2017 ◄	2,093
			91,496
		Total U.S. government securities
		(cost $91,589)	$91,496

		Total long-term investments
		(cost $500,416)	$498,762

SHORT-TERM INVESTMENTS - 11.0%
		Repurchase Agreements - 11.0%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,643, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $2,695)
	$2,643	0.17%, 4/30/2013	$2,643
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in
the amount of $7,200, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note
		0.75%, 2013, value of $7,344)
	7,200	0.15%, 4/30/2013	7,200

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 11.0% - (continued)
	Repurchase Agreements - 11.0% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $13,868, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $14,145)
$13,868	0.15%, 4/30/2013		$13,868
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $19,260, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $19,645)
19,260	0.14%, 4/30/2013		19,260
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,463, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $3,533)
3,463	0.17%, 4/30/2013╦		3,463
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $11,736, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $11,971)
11,736	0.14%, 4/30/2013		11,736
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $8,251, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $8,416)
8,251	0.17%, 4/30/2013		8,251
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $147, collateralized by U.S. Treasury Note 3.88%, 2018, value of $150)
147	0.13%, 4/30/2013		147
			66,568
	Total short-term investments
	(cost $66,568)		$66,568

	Total investments
	(cost $566,984) ▲	93.1%	$565,330
	Other assets and liabilities	6.9%	41,958
	Total net assets	100.0%	$607,288

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2013, the Fund invested 8.0% of its total assets in the Subsidiary.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $578,125 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,246
Unrealized Depreciation	(37,041)
Net Unrealized Depreciation	$(12,795)

●	Non-income producing.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $1,980 of cash as collateral in connection with swap contracts.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $3,085, which represents 0.5% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2012	26	Shandong Denghai Warrant Warrants - 144A	$77

 At April 30, 2013, the aggregate value of these securities was $98, which rounds to zero percent of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $2,910, which represents 0.5% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $45 at April 30, 2013.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Futures Contracts Outstanding at April 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Platinum Future	13	07/29/2013	$1,020	$980	$(40)

* The number of contracts does not omit 000's.

Cash of $1,918 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Sell	05/03/2013	CSFB	$21	$21	$–
AUD	Sell	05/02/2013	JPM	25	25	–
CAD	Buy	05/03/2013	BCLY	1,828	1,827	(1)
CAD	Sell	05/03/2013	BCLY	244	244	–
CLP	Buy	06/19/2013	RBC	521	519	(2)
CLP	Buy	06/19/2013	UBS	1,938	1,949	11
EUR	Buy	05/03/2013	JPM	167	167	–
GBP	Sell	05/03/2013	BCLY	66	66	–
PLN	Buy	05/02/2013	BCLY	25	25	–
PLN	Buy	05/06/2013	UBS	20	20	–
						$8

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	CLICP Camara	2.09% Fixed	CLP 819,000	09/28/17	$–	$(25)	$(25)
BOA	CLICP Camara	2.32% Fixed	CLP 105,200	02/12/18	–	(3)	(3)
DEUT	CLICP Camara	2.30% Fixed	CLP 251,150	04/11/16	–	(4)	(4)
					$–	$(32)	$(32)

* Notional shown in U.S. dollars unless otherwise noted.

Total Return Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount *	Payments received (paid) by Fund	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
S&P GSCI Agriculture	GSC	$400	(0.25)% Fixed	07/31/13	$–	$–	$–
S&P GSCI Agriculture	JPM	1,125	(0.20)% Fixed	07/31/13	–	30	30
S&P GSCI Agriculture	JPM	5,623	(0.20)% Fixed	03/31/14	–	151	151
S&P GSCI Agriculture	MSC	1,699	(0.22)% Fixed	07/31/13	–	1	1
S&P GSCI Energy	JPM	3,166	(0.09)% Fixed	07/31/13	–	(183)	(183)
S&P GSCI Energy	JPM	7,701	(0.09)% Fixed	03/31/14	–	(444)	(444)
S&P GSCI Energy	MSC	1,142	(0.15)% Fixed	07/31/13	–	(66)	(66)
S&P GSCI Energy	MSC	168	(0.15)% Fixed	07/31/13	–	–	–
S&P GSCI Industrial Metals	JPM	1,522	(0.12)% Fixed	07/31/13	–	(78)	(78)
S&P GSCI Industrial Metals	JPM	2,151	(0.12)% Fixed	07/31/13	–	–	–
S&P GSCI Industrial Metals	JPM	8,504	(0.12)% Fixed	03/31/14	–	(435)	(435)
S&P GSCI Livestock	MSC	842	(0.23)% Fixed	07/31/13	–	(7)	(7)
S&P GSCI Livestock	MSC	2,310	(0.23)% Fixed	03/31/14	–	(22)	(22)
S&P GSCI Precious Metals	JPM	3,246	(0.12)% Fixed	07/31/13	–	(282)	(282)
S&P GSCI Precious Metals	JPM	1,459	(0.12)% Fixed	07/31/13	–	–	–
S&P GSCI Precious Metals	JPM	7,473	(0.12)% Fixed	03/31/14	–	(650)	(650)
US CPURNSA	BOA	1,970	(1.82)% Fixed	12/18/14	–	(12)	(12)
					$–	$(1,997)	$(1,997)

*	Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Consolidated Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	EURO
GBP	British Pound
ILS	Israeli New Shekel
KRW	South Korean Won
MXN	Mexican New Peso
PLN	Polish New Zloty
THB	Thai Baht
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Agricultural Products	$10,874	$6,390	$4,484	$–
Aluminum	765	532	233	–
Biotechnology	176	–	176	–
Brewers	296	296	–	–
Coal and Consumable Fuels	4,226	4,226	–	–
Commodity Chemicals	1,596	1,596	–	–
Construction and Engineering	1,689	1,689	–	–
Construction, Farm Machinery and Heavy Trucks	4,677	2,745	1,932	–
Diversified Metals and Mining	23,029	11,964	11,065	–
Diversified Support Services	69	69	–	–
Electric Utilities	9,885	4,119	5,766	–
Electronic Manufacturing Services	287	287	–	–
Fertilizers and Agricultural Chemicals	18,938	14,373	4,565	–
Gas Utilities	8,663	2,873	5,790	–
Gold	36,663	33,204	3,459	–
Independent Power Producers and Energy Traders	1,532	1,249	283	–
Industrial Conglomerates	1,856	–	1,856	–
Integrated Oil and Gas	60,726	44,463	16,263	–
Integrated Telecommunication Services	2,146	–	2,146	–
Multi-Sector Holdings	1,904	–	1,904	–
Multi-Utilities	10,493	3,884	6,609	–
Oil and Gas Drilling	1,434	1,434	–	–
Oil and Gas Equipment and Services	12,594	12,594	–	–
Oil and Gas Exploration and Production	56,327	36,481	19,846	–
Oil and Gas Refining and Marketing	17,487	12,756	4,731	–
Oil and Gas Storage and Transportation	9,542	9,542	–	–
Packaged Foods and Meats	5,066	2,947	2,119	–
Paper Products	1,465	1,154	311	–
Precious Metals and Minerals	8,240	6,559	1,681	–
Railroads	2,272	2,272	–	–
Residential REITs	2,125	2,125	–	–
Specialty Chemicals	48	48	–	–
Steel	6,455	4,297	2,158	–
Water Utilities	6,801	2,404	4,397	–
Wireless Telecommunication Services	2,062	–	2,062	–
Total	332,408	228,572	103,836	–
Exchange Traded Funds	25,259	25,259	–	–
Foreign Goverment Obligations	48,593	–	48,593	–
Preferred Stocks	908	–	908	–
U.S. Government Securities	91,496	6,149	85,347	–
Warrants	98	98	–	–
Short-Term Investments	66,568	–	66,568	–
Total	$565,330	$260,078	$305,252	$–
Foreign Currency Contracts*	11	–	11	–
Total Return Swaps*	182	–	182	–
Total	$193	$–	$193	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Futures*	40	40	–	–
Interest Rate Swaps*	32	–	32	–
Total Return Swaps*	2,179	–	2,179	–
Total	$2,254	$40	$2,214	$–

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

♦	For the six-month period ended April 30, 2013, investments valued at $15,887 were transferred from Level 1 to Level 2, and investments valued at $633 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Common Stocks	$53	$(1,570)	$1,571	$—	$—	$(28)	$27	$(53)	$—
Total	$53	$(1,570)	$1,571	$—	$—	$(28)	$27	$(53)	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $500,416)	$498,762
Investments in repurchase agreements, at market value (cost $66,568)	66,568
Cash	3,898 *,†
Foreign currency on deposit with custodian (cost $905)	907
Unrealized appreciation on foreign currency contracts	11
Unrealized appreciation on swap contracts	182
Receivables:
Investment securities sold	6,598
Fund shares sold	43,601
Dividends and interest	1,325
Other assets	67
Total assets	621,919
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Unrealized depreciation on swap contracts	2,211
Bank overdraft	250
Payables:
Investment securities purchased	10,626
Fund shares redeemed	1,231
Investment management fees	93
Administrative fees	—
Distribution fees	10
Variation margin	—
Accrued expenses	65
Other liabilities	142
Total liabilities	14,631
Net assets	$607,288
Summary of Net Assets:
Capital stock and paid-in-capital	$657,638
Distributions in excess of net investment loss	(328)
Accumulated net realized loss	(46,311)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(3,711)
Net assets	$607,288

*	Cash of $1,918 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.
†	Cash of $1,980 was pledged as collateral for open swap contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares authorized	550,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.47/$11.08
Shares outstanding	8,585
Net assets	$89,846
Class C: Net asset value per share	$10.38
Shares outstanding	3,729
Net assets	$38,712
Class I: Net asset value per share	$10.48
Shares outstanding	6,294
Net assets	$65,977
Class R3: Net asset value per share	$10.53
Shares outstanding	26
Net assets	$277
Class R4: Net asset value per share	$10.51
Shares outstanding	299
Net assets	$3,144
Class R5: Net asset value per share	$10.50
Shares outstanding	52
Net assets	$550
Class Y: Net asset value per share	$10.49
Shares outstanding	38,952
Net assets	$408,782

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Real Asset Fund
Consolidated Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,967
Interest	1,059
Less: Foreign tax withheld	(195)
Total investment income	3,831

Expenses:
Investment management fees	2,710
Administrative services fees
Class R3	1
Class R4	2
Class R5	—
Transfer agent fees
Class A	89
Class C	33
Class I	38
Class R3	—
Class R4	—
Class R5	—
Class Y	3
Distribution fees
Class A	129
Class C	226
Class R3	1
Class R4	3
Custodian fees	24
Accounting services fees	65
Registration and filing fees	50
Board of Directors' fees	6
Audit fees	8
Other expenses	39
Total expenses (before waivers and fees paid indirectly)	3,427
Expense waivers	(471)
Commission recapture	(2)
Total waivers and fees paid indirectly	(473)
Total expenses, net	2,954
Net Investment Income	877
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	3,845
Net realized loss on futures	(713)
Net realized loss on swap contracts	(5,359)
Net realized gain on foreign currency contracts	17
Net realized loss on other foreign currency transactions	(30)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,240)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(8,726)
Net unrealized depreciation of futures	(58)
Net unrealized appreciation of swap contracts	235
Net unrealized appreciation of foreign currency contracts	38
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	6
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(8,505)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(10,745)
Net Decrease in Net Assets Resulting from Operations	$(9,868)

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Real Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$877	$1,136
Net realized loss on investments, other financial instruments and foreign currency transactions	(2,240)	(27,014)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(8,505)	24,079
Net Decrease in Net Assets Resulting from Operations	(9,868)	(1,799)
Distributions to Shareholders:
From net investment income
Class A	(648)	(1,231)
Class C	—	(211)
Class I	(650)	(1,249)
Class R3	—	(8)
Class R4	(7)	(16)
Class R5	(2)	(23)
Class Y	(2,499)	(912)
Total distributions	(3,806)	(3,650)
Capital Share Transactions:
Class A	(22,913)	(35,216)
Class C	(13,485)	(25,622)
Class I	(7,772)	(55,704)
Class R3	(1,680)	26
Class R4	83	1,319
Class R5	(1,487)	254
Class Y	161,585	178,116
Net increase from capital share transactions	114,331	63,173
Net Increase in Net Assets	100,657	57,724
Net Assets:
Beginning of period	506,631	448,907
End of period	$607,288	$506,631
Undistributed (distribution in excess of) net investment income (loss)	$(328)	$2,601

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global Real Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

21

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable

22

market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Consolidated Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

23

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

24

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Consolidated Statement of Operations.

25

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Consolidated Schedule of Investments, had inflation indexed bonds as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Consolidated Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM.

26

The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Consolidated Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

27

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swaps as of April 30, 2013.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$11	$—	$—	$—	$—	$11
Unrealized appreciation on swap contracts	—	—	—	—	182	—	182
Total	$—	$11	$—	$—	$182	$—	$193

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Unrealized depreciation on swap contracts	32	—	—	—	2,179	—	2,211
Variation margin payable *	—	—	—	—	—	—	—
Total	$32	$3	$—	$—	$2,179	$—	$2,214

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(40) as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

28

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$17	$—	$—	$—	$(730)	$—	$(713)
Net realized loss on swap contracts	(27)	—	—	—	(5,332)	—	(5,359)
Net realized gain on foreign currency contracts	—	17	—	—	—	—	17
Total	$(10)	$17	$—	$—	$(6,062)	$—	$(6,055)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$—	$(58)	$—	$(58)
Net change in unrealized appreciation (depreciation) of swap contracts	(32)	—	—	—	267	—	235
Net change in unrealized appreciation of foreign currency contracts	—	38	—	—	—	—	38
Total	$(32)	$38	$—	$—	$209	$—	$215

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

29

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$3,650	$1,147

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2,712
Accumulated Capital Losses *	(33,046)
Unrealized Depreciation †	(6,342)
Total Accumulated Deficit	$(36,676)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from

30

accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,064
Accumulated Net Realized Gain (Loss)	(3,824)
Capital Stock and Paid-in-Capital	1,760

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$2,827
Long Term Capital Loss Carryforward	23,537
Total	$26,364

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$6,682
Total	$6,682

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the

31

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9300%
On next $500 million	0.8500%
On next $1.5 billion	0.7800%
On next $2.5 billion	0.7500%
Over $5 billion	0.7100%

HFMC has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	1.10%	1.60%	1.30%	1.05%	1.00%

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From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Consolidated Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.27%
Class C	2.02
Class I	1.02
Class R3	1.51
Class R4	1.23
Class R5	1.01
Class Y	0.96

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $92 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect

33

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	20%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$491,161
Sales Proceeds Excluding U.S. Government Obligations	419,550
Cost of Purchases for U.S. Government Obligations	9,492
Sales Proceeds for U.S. Government Obligations	8,167

34

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	502	55	(2,706)	—	(2,149)	2,704	104	(6,175)	—	(3,367)
Amount	$5,348	$585	$(28,846)	$—	$(22,913)	$29,055	$1,089	$(65,360)	$—	$(35,216)
Class C
Shares	95	—	(1,368)	—	(1,273)	512	16	(2,985)	—	(2,457)
Amount	$999	$—	$(14,484)	$—	$(13,485)	$5,473	$168	$(31,263)	$—	$(25,622)
Class I
Shares	1,062	42	(1,823)	—	(719)	2,749	86	(8,048)	—	(5,213)
Amount	$11,332	$451	$(19,555)	$—	$(7,772)	$29,387	$903	$(85,994)	$—	$(55,704)
Class R3
Shares	5	—	(163)	—	(158)	10	1	(8)	—	3
Amount	$56	$—	$(1,736)	$—	$(1,680)	$107	$8	$(89)	$—	$26
Class R4
Shares	187	—	(181)	—	6	154	1	(29)	—	126
Amount	$2,011	$6	$(1,934)	$—	$83	$1,620	$15	$(316)	$—	$1,319
Class R5
Shares	47	—	(187)	—	(140)	24	2	(3)	—	23
Amount	$513	$3	$(2,003)	—	$(1,487)	$260	$23	$(29)	$—	$254
Class Y
Shares	17,009	218	(2,201)	—	15,026	19,876	73	(2,330)	—	17,619
Amount	$182,685	$2,333	$(23,433)	$—	$161,585	$202,116	$759	$(24,759)	$—	$178,116
Total
Shares	18,907	315	(8,629)	—	10,593	26,029	283	(19,578)	—	6,734
Amount	$202,944	$3,378	$(91,991)	$—	$114,331	$268,018	$2,965	$(207,810)	$—	$63,173

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth

35

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

36

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37

The Hartford Global Real Asset Fund
Consolidated Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$10.68	$0.02	$(0.16)	$(0.14)	$(0.07)	$–	$–	$(0.07)	$10.47
C	10.58	(0.02)	(0.18)	(0.20)	–	–	–	–	10.38
I	10.72	0.03	(0.17)	(0.14)	(0.10)	–	–	(0.10)	10.48
R3	10.69	(0.05)	(0.11)	(0.16)	–	–	–	–	10.53
R4	10.71	(0.02)	(0.13)	(0.15)	(0.05)	–	–	(0.05)	10.51
R5	10.73	(0.02)	(0.12)	(0.14)	(0.09)	–	–	(0.09)	10.50
Y	10.73	0.02	(0.16)	(0.14)	(0.10)	–	–	(0.10)	10.49

For the Year Ended October 31, 2012 (E)
A	11.05	0.03	(0.31)	(0.28)	(0.09)	–	–	(0.09)	10.68
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	–	–	(0.03)	10.58
I	11.09	0.06	(0.31)	(0.25)	(0.12)	–	–	(0.12)	10.72
R3	11.04	–	(0.30)	(0.30)	(0.05)	–	–	(0.05)	10.69
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	–	–	(0.09)	10.71
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	–	–	(0.12)	10.73
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	–	–	(0.13)	10.73

For the Year Ended October 31, 2011 (E)
A	11.06	0.09	0.03	0.12	(0.06)	(0.07)	–	(0.13)	11.05
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	–	(0.12)	10.96
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	–	(0.14)	11.09
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	–	(0.10)	11.04
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	–	(0.12)	11.07
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	–	(0.14)	11.10
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	–	(0.14)	11.10

From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(H)	10.00	0.01	1.05	1.06	–	–	–	–	11.06
C(H)	10.00	(0.03)	1.05	1.02	–	–	–	–	11.02
I(H)	10.00	0.01	1.06	1.07	–	–	–	–	11.07
R3(H)	10.00	(0.01)	1.05	1.04	–	–	–	–	11.04
R4(H)	10.00	–	1.06	1.06	–	–	–	–	11.06
R5(H)	10.00	0.02	1.05	1.07	–	–	–	–	11.07
Y(H)	10.00	0.03	1.04	1.07	–	–	–	–	11.07

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

38

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

(1.37	)%(F)	$89,846	1.53	%(G)	1.28	%(G)	0.39	%(G)	69%
(1.89	)(F)	38,712	2.26	(G)	2.02	(G)	(0.36	)(G)	–
(1.37	)(F)	65,977	1.22	(G)	1.03	(G)	0.60	(G)	–
(1.50	)(F)	277	1.87	(G)	1.51	(G)	(0.91	)(G)	–
(1.41	)(F)	3,144	1.52	(G)	1.23	(G)	(0.43	)(G)	–
(1.36	)(F)	550	1.22	(G)	1.01	(G)	(0.29	)(G)	–
(1.33	)(F)	408,782	1.11	(G)	0.97	(G)	0.37	(G)	–

(2.50)		114,692	1.52		1.17		0.28		167
(3.20)		52,906	2.23		1.91		(0.46)		–
(2.26)		75,179	1.22		0.91		0.53		–
(2.75)		1,964	1.84		1.43		0.01		–
(2.44)		3,135	1.56		1.15		0.30		–
(2.19)		2,062	1.23		0.90		0.54		–
(2.14)		256,693	1.19		0.90		0.38		–

1.08		155,876	1.55		1.04		0.82		145
0.46		81,736	2.27		1.76		0.13		–
1.41		135,558	1.25		0.74		1.22		–
0.90		2,001	1.87		1.30		0.52		–
1.15		1,846	1.57		1.00		0.81		–
1.49		1,871	1.26		0.70		1.10		–
1.52		70,019	1.16		0.65		1.06		–

10.60	(F)	26,248	1.62	(G)	0.96	(G)	0.13	(G)	20
10.20	(F)	8,650	2.38	(G)	1.72	(G)	(0.61	)(G)	–
10.70	(F)	10,821	1.45	(G)	0.79	(G)	0.33	(G)	–
10.40	(F)	2,208	2.01	(G)	1.31	(G)	(0.21	)(G)	–
10.60	(F)	2,211	1.71	(G)	1.01	(G)	0.09	(G)	–
10.70	(F)	2,214	1.41	(G)	0.71	(G)	0.39	(G)	–
10.70	(F)	11,643	1.32	(G)	0.66	(G)	0.43	(G)	–

39

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

40

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

41

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

The Hartford Global Real Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$986.30	$6.28	$1,000.00	$1,018.47	$6.38	1.28%	181	365
Class C	$1,000.00	$981.10	$9.95	$1,000.00	$1,014.75	$10.12	2.02	181	365
Class I	$1,000.00	$986.30	$5.05	$1,000.00	$1,019.71	$5.14	1.03	181	365
Class R3	$1,000.00	$985.00	$7.43	$1,000.00	$1,017.31	$7.55	1.51	181	365
Class R4	$1,000.00	$985.90	$6.07	$1,000.00	$1,018.68	$6.17	1.23	181	365
Class R5	$1,000.00	$986.40	$4.95	$1,000.00	$1,019.81	$5.04	1.01	181	365
Class Y	$1,000.00	$986.70	$4.75	$1,000.00	$1,020.01	$4.83	0.97	181	365

43

The Hartford Global Real Asset Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Global Real Asset Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

44

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

The Hartford Global Real Asset Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Natural Resources Risk: Investments in the natural resources sector include liquidity risk and risk of loss if there are adverse developments in the sector.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

46

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-GRA13 4/13 113977 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GLOBAL RESEARCH FUND 2013 Semi Annual Report

The Hartford Global Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Research Fund inception 02/29/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview  2/29/08 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Global Research A#	14.63%	15.11%	2.85%	3.39%
Global Research A##		8.78%	1.69%	2.26%
Global Research B#	14.12%	14.24%	2.08%	2.61%
Global Research B##		9.24%	1.71%	2.44%
Global Research C#	14.25%	14.25%	2.10%	2.64%
Global Research C##		13.25%	2.10%	2.64%
Global Research I#	14.69%	15.41%	3.15%	3.70%
Global Research R3#	14.50%	14.86%	2.59%	3.13%
Global Research R4#	14.63%	15.24%	2.89%	3.43%
Global Research R5#	14.92%	15.64%	3.20%	3.73%
Global Research Y#	14.88%	15.61%	3.23%	3.77%
MSCI All Country World Index	13.78%	15.69%	2.09%	2.83%

†	Not Annualized
▲	Inception: 02/29/2008
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Research Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Global Research Class A	1.45%	1.78%
Global Research Class B	2.20%	2.69%
Global Research Class C	2.20%	2.47%
Global Research Class I	1.20%	1.35%
Global Research Class R3	1.65%	1.86%
Global Research Class R4	1.35%	1.55%
Global Research Class R5	1.05%	1.24%
Global Research Class Y	1.00%	1.10%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President and Associate Director of Global Industry Research	Director and Director of Global Industry Research
* Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

How did the Fund perform?

The Class A shares of The Hartford Global Research Fund returned 14.63%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 13.78% for the same period. The Fund also outperformed the 13.10% average return of the Lipper Global Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Investors’ enthusiasm for stocks was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, the market responded favorably to the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Nine out of ten sectors in the MSCI All Country World Index rose during the period. Health Care (+21%), Consumer Discretionary (+20%), and Financials (+19%) rose the most while returns in Materials (-1%), Energy (+4%), and Information Technology (+10%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by security selection. Strong stock selection in Information Technology, Industrials, and Energy more than offset weaker stock selection in Consumer Discretionary, Telecommunication Services, and Health Care. Sector allocation had a limited impact on relative performance.

Top contributors to relative performance during the period included Apple (Information Technology), Exxon Mobil (Energy), and Delta Air Lines (Industrials). The Fund’s underweight in U.S.-based designer, manufacturer, and retailer of personal electronic products Apple contributed to relative performance as shares of the benchmark-component company fell when the company missed revenue expectations and issued disappointing earnings guidance. Shares of Exxon Mobil, a global integrated energy company, fell as fundamentals at Exxon Mobil continued to deteriorate, pressured by the company’s high cost base, which has been inflated by several recent acquisitions. Our underweight to this benchmark component contributed to relative performance. Owning Delta Air Lines, an U.S.-based air line carrier, contributed to performance. Delta generated solid profits in 2012, benefiting from continued capacity discipline and industry consolidation. Delta is expected to announce a formal dividend policy which could expand the base of potential investors. Citigroup (Financials) and Regeneron Pharmaceuticals (Health Care) were also among the top contributors to absolute performance.

3

The Hartford Global Research Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

The largest detractors from relative returns were BG Group (Energy), VeriFone Systems (Information Technology), and Teva Pharmaceutical (Health Care). U.K.-based integrated global natural gas company BG Group shares declined as the company reduced guidance on the volume production growth in 2013. VeriFone Systems, a US-based electronic payment solution provider, detracted from relative performance as shares fell on lowered earnings guidance due to weak macroeconomic conditions in Europe, lower revenue from Brazil-based business, and delays in customer projects. Israel-based global pharmaceutical company Teva Pharmaceutical remained under pressure due to concerns regarding potential new competition in a large product. In addition, investors remained cautious as they wait for the new Chief Executive Officer’s strategy to show results. Apple (Information Technology) was also among the top detractors to absolute performance.

What is the outlook?

The world economy is slowly emerging from a post-bubble environment. Looking ahead to 2014, we expect all regions to strengthen economically and inflation to remain subdued in many parts of the world. Central banks are playing a key role in anchoring bond yields and helping the financial sector’s healing process. The U.S Federal Reserve Board is likely to tighten monetary policy later in 2014, while the ECB and the BOJ are expected to leave monetary conditions accommodative longer. Overall, we expect the gradual return of a world economy that is driven by fundamentals rather than by swings in global risk sentiment.

The Fund ended the period most overweight the Information Technology, Consumer Staples, and Utilities sectors and most underweight the Financials, Telecommunication Services, and Materials sectors relative to the MSCI All Country World Index. The Fund’s largest absolute sector weights were in Financials, Information Technology, and Consumer Discretionary at the end of the period.

Diversification by Country

as of April 30, 2013

Percentage of
Country	Net Assets
Australia	1.3%
Belgium	1.3
Brazil	1.8
Canada	3.0
China	0.3
Colombia	0.0
Denmark	0.3
Finland	0.0
France	2.4
Germany	1.5
Greece	0.0
Hong Kong	2.1
India	0.7
Indonesia	0.1
Ireland	0.8
Israel	0.8
Italy	0.3
Japan	5.5
Jersey	0.0
Luxembourg	0.2
Malaysia	0.4
Marshall Islands	0.1
Mexico	0.0
Netherlands	1.8
Norway	1.2
Papua New Guinea	0.1
Philippines	0.2
Poland	0.2
Portugal	0.7
Russia	0.0
Singapore	0.3
South Africa	0.5
South Korea	1.7
Spain	1.0
Sweden	0.5
Switzerland	3.0
Taiwan	0.8
Thailand	0.3
Turkey	0.2
United Kingdom	7.9
United States	55.5
Short-Term Investments	0.8
Other Assets and Liabilities	0.4
Total	100.0%

4

The Hartford Global Research Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1%
	Automobiles and Components - 1.4%
2	Bayerische Motoren Werke (BMW) AG	$193
16	Ford Motor Co.	216
—	Hyundai Motor Co., Ltd.	55
24	Nissan Motor Co., Ltd.	251
6	Toyota Motor Corp.	342
		1,057
	Banks - 7.6%
6	Alior Bank S.A. ●	145
22	Banco ABC Brasil S.A.	173
221	Banco Espirito Santo S.A. ●	253
67	Banco Santander Brasil S.A.	495
4	Bancorpsouth, Inc.	68
—	Banque Cantonale Vaudoise	157
14	Barclays Bank plc ADR	64
9	BNP Paribas	482
1	BOK Financial Corp.	73
7	BS Financial Group, Inc.	90
3	Canadian Imperial Bank of Commerce	265
76	China Construction Bank	64
1	Citizens & Northern Corp.	19
—	ConnectOne Bancorp Inc. ●	6
9	DGB Financial Group, Inc.	127
20	DNB ASA ●	328
1	Gronlandsbanken	93
8	Hana Financial Holdings	267
3	Home Capital Group, Inc.	196
30	HSBC Holdings plc	330
19	Itau Unibanco Banco Multiplo S.A. ADR	313
29	Mitsubishi UFJ Financial Group, Inc.	199
4	National Bank of Canada	283
22	Oversea-Chinese Banking Corp., Ltd.	192
3	PNC Financial Services Group, Inc.	236
2	Shinhan Financial Group Co., Ltd.	67
14	Spar Nord Bank A/S ●	87
21	Standard Chartered plc	524
105	Turkiye Sinai Kalkinma Bankasi A.S.	151
		5,747
	Capital Goods - 6.9%
3	AerCap Holdings N.V. ●	45
6	AMETEK, Inc.	228
6	BAE Systems plc	36
2	Boeing Co.	216
1	Brenntag AG	216
—	Carlisle Cos., Inc.	30
1	Caterpillar, Inc.	120
4	Colfax Corp. ●	180
4	Danaher Corp.	227
1	Doosan Corp.	61
—	Dover Corp.	30
2	Eaton Corp. plc	132
1	European Aeronautic Defence & Space Co. N.V.	42
14	First Tractor Co.	10
21	General Electric Co.	461
3	Honeywell International, Inc.	226
2	IDEX Corp.	123
4	Illinois Tool Works, Inc.	248
2	Ingersoll-Rand plc	116
8	Itochu Corp.	93
1	Joy Global, Inc.	69
6	KBR, Inc.	166
1	Komatsu Ltd.	17
—	Leighton Holdings Ltd.	9
1	Lockheed Martin Corp.	137
8	Luxfer Holdings plc	146
3	Mitsubishi Corp.	49
—	Moog, Inc. Class A ●	8
1	Northrop Grumman Corp.	50
4	Pentair Ltd.	216
—	Precision Castparts Corp.	19
2	Raytheon Co.	96
7	Rexel S.A.	159
9	Rolls-Royce Holdings plc	154
2	Safran S.A.	113
1	Siemens AG	75
5	SKF Ab Class B	106
—	SMC Corp. of America	69
3	Textron, Inc.	77
5	THK Co., Ltd.	96
3	United Technologies Corp.	302
2	Vinci S.A.	92
1	WESCO International, Inc. ●	99
		5,164
	Commercial and Professional Services - 0.2%
5	Brambles Ltd.	43
2	Huron Consulting Group, Inc. ●	67
2	Nielsen Holdings N.V.	75
4	Transfield Services Ltd.	7
		192
	Consumer Durables and Apparel - 1.6%
1	Adidas AG	126
2	Brunello Cucinelli S.p.A. ●	46
1	Cie Financiere Richemont S.A.	51
1	Coway Co., Ltd.	28
33	Daphne International Holdings Ltd.	34
2	iRobot Corp. ●	55
1	LG Electronics, Inc.	82
1	LVMH Moet Hennessy Louis Vuitton S.A. ☼	176
1	Michael Kors Holdings Ltd. ●	67
3	NIKE, Inc. Class B	215
—	Persimmon plc	6
—	PVH Corp.	46
1	Salvatore Ferragamo Italia S.p.A.	27
58	Samsonite International S.A.	143
29	Stella International Holdings Ltd.	84
		1,186
	Consumer Services - 0.4%
3	Carnival Corp.	93
—	Churchill Downs, Inc.	24
—	McDonald's Corp.	34
25	MGM China Holdings Ltd.	58
2	Norwegian Cruise Line Holdings Ltd. ●	48
7	Sands China Ltd.	35
—	Starwood Hotels & Resorts, Inc.	14
—	Whitbread plc	6
—	Wyndham Worldwide Corp.	17
		329

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Diversified Financials - 4.5%
4	Aberdeen Asset Management plc	$26
3	Ameriprise Financial, Inc.	227
1	Banca Generali S.p.A.	30
—	BlackRock, Inc.	104
17	Citigroup, Inc.	786
—	Deutsche Bank AG	14
12	EFG International AG ●	164
2	IBJ Leasing Co., Ltd.	60
17	ING Groep N.V. ●	142
2	IntercontinentalExchange, Inc. ●	293
2	Invesco Ltd.	50
11	JP Morgan Chase & Co.	551
7	Julius Baer Group Ltd.	278
1	LPL Financial Holdings, Inc.	35
3	Morgan Stanley	55
—	Partners Group	50
5	SEI Investments Co.	150
18	UBS AG ☼	319
1	Warsaw Stock Exchange	17
2	Wisdomtree Investment, Inc. ●	19
		3,370
	Energy - 10.0%
4	Anadarko Petroleum Corp.	377
1	Baker Hughes, Inc.	54
29	Beach Energy Ltd.	40
43	BG Group plc	723
54	BP plc	391
5	BP plc ADR	225
6	Buru Energy Ltd. ●	12
13	Cairn Energy plc ●	60
2	Canadian Natural Resources Ltd. ADR	71
1	Chesapeake Energy Corp.	21
6	Chevron Corp.	777
43	CNOOC Ltd.	81
8	Cobalt International Energy, Inc. ●	229
2	ConocoPhillips Holding Co.	102
3	Consol Energy, Inc.	115
3	Denbury Resources, Inc. ●	47
1	Diamondback Energy, Inc. ●	16
1	Dril-Quip, Inc. ●	57
4	EnCana Corp. ADR	67
1	EOG Resources, Inc.	98
—	Exxon Mobil Corp.	35
4	Galp Energia SGPS S.A.	59
2	Genel Energy plc ●	24
2	GS Holdings Corp.	89
5	Halliburton Co.	203
8	Imperial Oil Ltd.	307
35	JX Holdings, Inc. ☼	189
26	Karoon Gas Australia Ltd. ●	113
3	Kinder Morgan, Inc.	126
82	Kunlun Energy Co., Ltd.	161
1	Marathon Petroleum Corp.	60
2	MEG Energy Corp. ●	51
1	National Oilwell Varco, Inc.	37
58	New Standard Energy Ltd. ●	9
5	Ocean Rig UDW, Inc. ●	76
7	Oil & Natural Gas Corp., Ltd.	42
8	Oil Search Ltd.	60
14	Ophilr Energy plc ●	90
2	Patterson-UTI Energy, Inc.	33
1	PBF Energy, Inc.	18
3	Peabody Energy Corp.	67
9	Petroleo Brasileiro S.A. ADR	172
6	Phillips 66	343
2	Pioneer Natural Resources Co.	186
5	Reliance Industries Ltd.	79
2	Reliance Industries Ltd. GDR ■	60
12	Repsol S.A. ●	285
5	Santos Ltd.	69
1	Sasol Ltd. ADR	41
1	Schlumberger Ltd.	70
2	Southwestern Energy Co. ●	63
5	Statoil ASA ☼	117
5	Suncor Energy, Inc.	151
5	Superior Energy Services, Inc. ●	126
1	Tesoro Corp.	48
4	Tonengeneral Sekiyu KK	43
1	Tourmaline Oil Corp. ●	24
9	Trican Well Service Ltd.	113
44	Whitehaven Coal Ltd.	88
1	Whiting Petroleum Corp. ●	44
		7,534
	Food and Staples Retailing - 2.3%
7	Carrefour S.A.	215
1	Costco Wholesale Corp.	148
3	CVS Caremark Corp.	202
6	Seven & I Holdings Co., Ltd.	237
29	Tesco plc	164
9	Walgreen Co.	433
9	Woolworths Ltd.	324
		1,723
	Food, Beverage and Tobacco - 9.8%
24	Altria Group, Inc.	883
6	Anheuser-Busch InBev N.V.	562
3	British American Tobacco plc	194
10	Coca-Cola Co.	424
2	Coca-Cola Enterprises, Inc.	88
17	Diageo Capital plc	505
4	Dr. Pepper Snapple Group	190
4	General Mills, Inc.	202
2	GLG Life Technology Corp. ⌂●†	1
2	H.J. Heinz Co.	176
1	Hillshire (The) Brands Co.	29
3	Imperial Tobacco Group plc	106
17	ITC Ltd.	107
4	Japan Tobacco, Inc.	169
5	Kraft Foods Group, Inc.	245
18	Lorillard, Inc.	790
10	Mondelez International, Inc.	305
11	Nestle S.A.	801
7	New Britain Palm Oil Ltd.	38
7	PepsiCo, Inc.	585
8	Philip Morris International, Inc.	771
5	Unilever N.V.	199
1	United Spirits Ltd.	26
		7,396

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Health Care Equipment and Services - 2.7%
1	Abbott Laboratories	$32
1	Aetna, Inc.	49
1	Allscripts Healthcare Solutions, Inc. ●	11
9	Boston Scientific Corp. ●	68
2	Cardinal Health, Inc.	88
1	CIGNA Corp.	89
3	Covidien plc	203
1	HCA Holdings, Inc.	46
1	Hologic, Inc. ●	20
—	M3, Inc.	131
3	McKesson Corp.	344
4	Medtronic, Inc.	187
2	NMC Health plc ●	10
2	Qualicorp S.A. ●	20
1	Rhoen-Klinikum AG	17
10	Smith & Nephew plc	116
1	St. Jude Medical, Inc.	40
—	Straumann Holding AG	9
2	Stryker Corp.	106
6	UnitedHealth Group, Inc.	379
1	Vanguard Health Systems, Inc. ●	16
—	Zimmer Holdings, Inc.	31
		2,012
	Household and Personal Products - 0.1%
1	Reckitt Benckiser Group plc	79

	Insurance - 4.0%
1	Aflac, Inc.	76
6	Ageas	231
5	American International Group, Inc. ●	212
2	Aon plc	124
9	AXA S.A.	161
3	Berkshire Hathaway, Inc. Class B ●	271
6	Brasil Insurance Participacoes e Administracao S.A.	66
7	Delta Lloyd N.V.	137
28	Direct Line Insurance Group plc	88
22	Discovery Ltd.	196
3	Hanover Insurance Group, Inc.	169
—	Markel Corp. ●	137
3	Marsh & McLennan Cos., Inc.	110
3	Progressive Corp.	73
1	Prudential Financial, Inc.	60
11	RMI Holdings ☼	28
28	Storebrand ASA	130
3	Swiss Re Ltd.	241
3	Unum Group	92
13	XL Group plc	414
		3,016
	Materials - 6.0%
2	Air Products & Chemicals, Inc.	194
3	Akzo Nobel N.V.	172
8	Allegheny Technologies, Inc.	205
32	AMVIG Holdings Ltd.	12
134	Aquarius Platinum Ltd.	89
12	ArcelorMittal ADR	150
3	Asahi Kasei Corp.	19
11	AuRico Gold, Inc.	54
4	Ball Corp.	173
2	Barrick Gold Corp.	30
2	BASF SE	185
5	BHP Billiton plc	137
1	Cabot Corp.	23
2	Celanese Corp.	79
2	Cemex Latam Holdings S.A. ●	12
—	CF Industries Holdings, Inc.	37
43	China Shanshui Cement Group	24
1	Crown Holdings, Inc. ●	59
1	Detour Gold Corp. ●	12
3	Dow Chemical Co.	99
7	EcoSynthetix, Inc. ●	26
7	Glencore Xstrata plc	34
3	Goldcorp, Inc.	78
8	Graphic Packaging Holding Co. ●	61
1	HeidelbergCement AG	58
1	Holcim Ltd.	42
121	Huabao International Holdings Ltd.	55
3	International Paper Co.	128
6	JSR Corp.	128
1	Lafarge S.A. ☼	33
3	LyondellBasell Industries Class A	184
—	Martin Marietta Materials, Inc.	18
1	MeadWestvaco Corp.	40
5	Methanex Corp.	207
2	Methanex Corp. ADR	94
4	Mitsubishi Chemical Holdings	20
36	Mitsui Chemicals, Inc.	84
129	Mongolian Mining Corp. ●	39
2	Mosaic Co.	139
11	Nine Dragons Paper Holdings	10
2	Nippon Shokubai Co., Ltd.	20
—	Nucor Corp.	13
3	Owens-Illinois, Inc. ●	85
42	Platinum Group Metals Ltd. ●	52
76	PTT Chemical Public Co., Ltd.	190
4	Rexam plc	29
8	Rio Tinto plc	369
26	Rubicon Minerals Corp. ●	45
1	Shin-Etsu Chemical Co., Ltd.	57
8	Showa Denko K.K.	13
9	Smurfit Kappa Group plc	128
6	Synthomer plc	19
1	Tikkurila Oyj	27
6	Ube Industries Ltd.	12
5	Universal Stainless & Alloy Products, Inc. ●	186
—	Westlake Chemical Corp.	15
		4,503
	Media - 2.6%
1	AMC Networks, Inc. Class A ●	38
3	Cablevision Systems Corp.	38
1	CBS Corp. Class B	38
1	Charter Communications, Inc. ●	142
3	Comcast Corp. Class A	132
4	Comcast Corp. Special Class A	170
3	DreamWorks Animation SKG, Inc. ●	55
—	Fuji Media Holdings, Inc.	59
2	Imax Corp. ●	40
7	Interpublic Group of Cos., Inc.	101
1	MDC Partners, Inc. Class A	19
2	Omnicom Group, Inc.	149

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Media - 2.6% - (continued)
6	Pandora Media, Inc. ●	$87
8	Reed Elsevier Capital, Inc.	93
17	Sirius XM Radio, Inc. w/ Rights	55
—	Time Warner Cable, Inc.	35
4	Time Warner, Inc.	253
7	Walt Disney Co.	438
		1,942
	Pharmaceuticals, Biotechnology and Life Sciences - 7.5%
1	Acorda Therapeutics, Inc. ●	28
1	Actavis, Inc. ●	64
—	Actelion Ltd.	26
2	Agilent Technologies, Inc.	95
1	Algeta ASA ●	39
—	Alk-Abello A/S	14
8	Alkermes plc ●	251
2	Almirall S.A.	25
6	Arena Pharmaceuticals, Inc. ●	53
2	Astellas Pharma, Inc.	117
3	AstraZeneca plc	144
2	AstraZeneca plc ADR	99
1	Auxilium Pharmaceuticals, Inc. ●	21
—	Biogen Idec, Inc. ●	93
10	Bristol-Myers Squibb Co.	383
1	Cadence Pharmaceuticals, Inc. ●	8
1	Covance, Inc. ●	42
1	Cubist Pharmaceuticals, Inc. ●	29
11	Daiichi Sankyo Co., Ltd.	207
4	Eisai Co., Ltd.	196
20	Elan Corp. plc ADR ●	238
8	Eli Lilly & Co.	427
8	Exelixis, Inc. ●	41
6	Forest Laboratories, Inc. ●	232
4	Gilead Sciences, Inc. ●	194
2	H. Lundbeck A/S	30
1	Immunogen, Inc. ●	19
1	Incyte Corp. ●	28
1	Infinity Pharmaceuticals, Inc. ●	25
4	Ironwood Pharmaceuticals, Inc. ●	65
1	Johnson & Johnson	105
2	Medicines Co. ●	58
8	Merck & Co., Inc. ‡	362
2	Mylan, Inc. ●	55
1	NPS Pharmaceuticals, Inc. ●	15
1	Ono Pharmaceutical Co., Ltd.	53
1	Onyx Pharmaceuticals, Inc. ●	63
1	Prothena Corp. plc ●	5
2	Regeneron Pharmaceuticals, Inc. ●	363
3	Rigel Pharmaceuticals, Inc. ●	16
—	Roche Holding AG	107
1	Salix Pharmaceuticals Ltd. ●	69
1	Seattle Genetics, Inc. ●	40
12	Shionogi & Co., Ltd.	295
—	Targacept, Inc. ●	1
12	Teva Pharmaceutical Industries Ltd. ADR	473
4	UCB S.A. ●	216
1	Vertex Pharmaceuticals, Inc. ●	69
1	Xenoport, Inc. ●	7
1	Zoetis, Inc.	33
		5,638
	Real Estate - 3.0%
—	Acadia Realty Trust REIT	7
—	Alexander & Baldwin, Inc. ●	6
2	American Assets Trust, Inc. REIT	82
1	American Tower Corp. REIT	110
12	Ascendas REIT	27
4	Asesor De Activos Prisma SAP REIT ●	7
—	AvalonBay Communities, Inc. REIT	22
20	Ayala Land, Inc.	16
133	Bekasi Fajar Industrial Estate Tbk PT ●	14
4	Beni Stabili S.p.A.	3
1	Big Yellow Group REIT	8
—	Boston Properties, Inc. REIT	23
—	Camden Property Trust REIT	18
—	Canadian Apartment Properties REIT	8
50	China Overseas Grand Oceans Group Ltd.	78
—	Coresite Realty Corp. REIT	11
—	Cousins Properties, Inc. REIT	3
—	DDR Corp. REIT	8
1	Derwent London plc REIT	24
13	Dexus Property Group REIT	15
1	Douglas Emmett, Inc. REIT	16
—	EastGroup Properties, Inc. REIT	12
1	Education Realty Trust, Inc. REIT	6
—	Equity Lifestyle Properties, Inc. REIT	15
—	Essex Property Trust, Inc. REIT	24
—	EuroBank Properties REIT ●☼	4
—	Extra Space Storage, Inc. REIT	9
4	Fibra Uno Administracion S.A. REIT	13
7	Forest City Enterprises, Inc. Class A ●	123
21	Fortune REIT	19
1	General Growth Properties, Inc. REIT	25
1	Glimcher Realty Trust REIT	10
—	GSW Immobilien AG	6
11	Hammerson plc REIT	92
1	Health Care, Inc. REIT	41
1	Healthcare Trust of America, Inc. REIT	7
1	Host Hotels & Resorts, Inc. REIT	15
—	Icade REIT	6
—	Industrial & Infrastructure Fund Investment Corp. REIT	21
—	Japan Logistics Fund REIT	22
—	Kilroy Realty Corp. REIT	12
23	Link (The) REIT	132
1	Mitsubishi Estate Co., Ltd.	45
7	Mitsui Fudosan Co., Ltd.	236
1	Northwest Healthcare Properties REIT	9
5	Norwegian Property ASA	7
—	Ntt Urban Development Corp.	24
134	Pakuwon Jati TBK	6
—	Public Storage REIT	33
2	Rayonier, Inc. REIT	130
161	Robinsons Land Corp.	101
1	Simon Property Group, Inc. REIT	257
8	Sino Land Co., Ltd.	14
—	SL Green Realty Corp. REIT	17
—	Stag Industrial, Inc. REIT	9
5	Sun Hung Kai Properties Ltd.	79
29	Supalai Public Co., Ltd.	21
—	Taubman Centers, Inc. REIT	23

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Real Estate - 3.0% - (continued)
—	Unibail Rodamco REIT	$39
2	Unite Group plc	12
—	Wereldhave N.V. REIT	8
6	Westfield Group REIT	77
7	Westfield Retail Trust REIT	24
1	Wihlborgs Fastigheter A.B. ☼	10
		2,301
	Retailing - 4.8%
1	Aeropostale, Inc. ●	17
3	Amazon.com, Inc. ●	715
1	American Eagle Outfitters, Inc.	29
1	AutoZone, Inc. ●	262
4	Best Buy Co., Inc.	113
1	Dick's Sporting Goods, Inc.	55
5	Dollar Tree, Inc. ●	236
—	DSW, Inc.	31
2	Expedia, Inc.	119
—	Five Below, Inc. ●	16
1	GNC Holdings, Inc.	45
3	Hennes & Mauritz Ab	123
1	HSN, Inc.	46
1	Industria de Diseno Textil S.A.	74
140	Intime Department Store Group Co., Ltd.	166
4	Liberty Media - Interactive A ●	88
16	Lowe's Co., Inc.	627
16	Marks & Spencer Group plc	101
5	Myer Holdings Ltd.	15
1	Netflix, Inc. ●	187
1	Nordstrom, Inc.	49
1	Pier 1 Imports, Inc.	35
—	Pinault-Printemps-Redoute S.A.	66
—	Priceline.com, Inc. ●	180
1	Ryohin Keikaku Co., Ltd.	59
1	Urban Outfitters, Inc. ●	41
64	Zhongsheng Group Holdings Ltd.	90
		3,585
	Semiconductors and Semiconductor Equipment - 2.5%
7	ASM Pacific Technology Ltd.	70
1	ASML Holding N.V.	109
1	Cypress Semiconductor Corp.	10
1	First Solar, Inc. ●	61
2	Hynix Semiconductor, Inc.	54
21	Intel Corp.	492
1	International Rectifier Corp. ●	21
1	Lam Research Corp. ●	48
2	Maxim Integrated Products, Inc.	59
3	Micron Technology, Inc. ●	27
9	NXP Semiconductors N.V. ●	240
2	ON Semiconductor Corp. ●	15
11	RF Micro Devices, Inc. ●	59
—	Samsung Electronics Co., Ltd.	330
70	Taiwan Semiconductor Manufacturing Co., Ltd.	261
		1,856
	Software and Services - 6.9%
4	Accenture plc	350
4	Activision Blizzard, Inc.	61
1	Alliance Data Systems Corp. ●	101
5	Automatic Data Processing, Inc.	352
—	Blackhawk Network Holdings, Inc. ●	5
8	Cadence Design Systems, Inc. ●	115
2	Citrix Systems, Inc. ●	139
2	Cognizant Technology Solutions Corp. ●	161
1	CyrusOne, Inc.	24
7	Dropbox, Inc. ⌂●†	71
10	eBay, Inc. ●	523
1	Equinix, Inc. ●	134
1	Exlservice Holdings, Inc. ●	26
7	Facebook, Inc. ●	187
9	Genpact Ltd.	171
—	Google, Inc. ●	168
21	Higher One Holdings, Inc. ●	211
1	IBM Corp.	215
5	Kakaku.com, Inc.	139
1	LinkedIn Corp. Class A ●	256
17	Microsoft Corp.	557
2	Oracle Corp.	59
2	Pactera Technology International Ltd. ●	12
1	QLIK Technologies, Inc. ●	37
1	Red Hat, Inc. ●	51
—	Splunk, Inc. ●	19
2	Teradata Corp. ●	121
2	Vantiv, Inc. ●	50
9	VeriFone Systems, Inc. ●	189
2	Visa, Inc.	342
—	WEX, Inc. ●	27
12	Yahoo!, Inc. ●	292
		5,165
	Technology Hardware and Equipment - 3.8%
17	AAC Technologies Holdings, Inc.	81
6	Advantech Co., Ltd.	29
5	Anritsu Corp.	69
1	Apple, Inc.	411
3	Asustek Computer, Inc.	35
36	Cisco Systems, Inc.	745
25	Delta Electronics, Inc.	120
17	EMC Corp. ●	381
13	Hitachi Ltd.	83
4	JDS Uniphase Corp. ●	53
12	Juniper Networks, Inc. ●	195
5	Qualcomm, Inc.	281
1	Rogers Corp. ●	40
9	Telefonaktiebolaget LM Ericsson ADR	112
5	TPK Holding Co., Ltd.	102
—	Wacom Co., Ltd.	105
40	WPG Holdings Co., Ltd.	48
		2,890
	Telecommunication Services - 3.1%
39	Axiata Group Berhad	86
90	Bezeq Israeli Telecommunication Corp., Ltd.	131
18	Bharti Infratel Ltd.	61
25	Bharti Televentures	149
54	China Unicom Ltd.	78
2	Crown Castle International Corp. ●	139
12	Frontier Communications Co.	50
22	Leap Wireless International, Inc. ●	127
4	MTN Group Ltd.	76
5	NII Holdings, Inc. Class B ●	42
1	P.T. Telekomunikasi Indonesia ADR	48

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Telecommunication Services - 3.1% - (continued)
1	Philippine Long Distance Telephone Co. ADR	$52
34	Portugal Telecom SGPS S.A.	176
1	SBA Communications Corp. ●	89
3	SK Telecom Co., Ltd. ADR	64
1	SoftBank Corp.	37
30	Sprint Nextel Corp. ●	214
10	Telefonica S.A. ●	142
8	Telefonica S.A. ADR	111
12	Telenor ASA	273
3	TW Telecom, Inc. ●	89
41	Vodafone Group plc	125
		2,359
	Transportation - 2.5%
184	AirAsia Berhad	177
3	Celadon Group, Inc.	57
7	Covenant Transport ●	41
21	Delta Air Lines, Inc. ●	352
1	DSV A/S	14
1	Echo Global Logistics, Inc. ●	9
2	FedEx Corp.	198
1	Genesee & Wyoming, Inc. Class A ●	81
7	Hertz Global Holdings, Inc. ●	163
2	J.B. Hunt Transport Services, Inc.	151
1	Kansas City Southern	76
—	Landstar System, Inc.	22
9	Malaysia Airports Holdings BHD	17
2	Norfolk Southern Corp.	153
1	Santos Brasil Participacoes S.A.	13
1	Spirit Airlines, Inc. ●	14
10	Transurban Group	69
14	US Airways Group, Inc. ●	240
5	Vitran Corp., Inc. ●	26
2	XPO Logistics, Inc. ●	39
		1,912
	Utilities - 3.9%
1	Alliant Energy Corp.	73
2	American Electric Power Co., Inc.	104
5	Calpine Corp. ●	108
4	Cheung Kong Infrastructure Holdings Ltd.	32
6	Cia de Saneamento Basico do Estado de Sao Paulo ☼	79
1	Cia Paranaense de Energia-Copel	11
4	Duke Energy Corp.	321
3	E.On SE	58
22	Enel Green Power S.p.A.	46
13	Enel S.p.A.	51
9	ENN Energy Holdings Ltd.	53
8	GDF Suez	168
67	Guangdong Investment Ltd.	65
10	Iberdrola S.A.	56
—	Infraestructura Energetica Nova, SAB de C.V. ●	1
40	National Grid plc	511
7	NextEra Energy, Inc.	547
2	Northeast Utilities	105
13	NTPC Ltd.	37
2	OGE Energy Corp.	126
9	Osaka Gas Co., Ltd.	41
4	PG&E Corp.	214
—	Red Electrica Corporacion S.A.	21
—	Severn Trent plc	7
7	Snam S.p.A.	35
4	Suez Environment S.A.	61
6	Tokyo Gas Co., Ltd.	36
		2,967
	Total common stocks
	(cost $63,891)	$73,923

PREFERRED STOCKS - 0.4%
	Automobiles and Components - 0.3%
1	Volkswagen AG N.V.	$200

	Software and Services - 0.1%
7	FireEye, Inc. Private Placement ⌂†	89

	Utilities - 0.0%
2	Cia Paranaense de Energie ☼	39

	Total preferred stocks
	(cost $304)	$328

WARRANTS - 0.0%
	Telecommunication Services - 0.0%
—	Micex AP Generis Warrant ■☼	$—

	Total warrants
	(cost $–)	$—

EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools and Funds - 0.3%
5	Industrial Select Sector SPDR Fund	$194

	Total exchange traded funds
	(cost $191)	$194

	Total long-term investments
	(cost $64,386)	$74,445

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $24, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $24)
$24	0.17%, 4/30/2013	$24
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $65, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$66)
65	0.15%, 4/30/2013	65

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 0.8% - (continued)
Repurchase Agreements - 0.8% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $124, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $127)
$124	0.15%, 4/30/2013		$124
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $173, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 – 2019, value of $176)
173	0.14%, 4/30/2013		173
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $31, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $32)
31	0.17%, 4/30/2013		31
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $105, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $107)
105	0.14%, 4/30/2013		105
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $74, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $75)
74	0.17%, 4/30/2013		74
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 3.88%, 2018, value of $1)
1	0.13%, 4/30/2013		1
			597
	Total short-term investments
	(cost $597)		$597

	Total investments
	(cost $64,983) ▲	99.6%	$75,042
	Other assets and liabilities	0.4%	271
	Total net assets	100.0%	$75,313

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $67,875 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,652
Unrealized Depreciation	(1,485)
Net Unrealized Appreciation	$7,167

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $161, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $60, which represents 0.1% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2012	7	Dropbox, Inc.	$67
12/2012	7	FireEye, Inc. Private Placement Preferred	78
02/2011	2	GLG Life Technology Corp.	27

At April 30, 2013, the aggregate value of these securities was $161, which represents 0.2% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $53 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/03/2013	CSFB	$8	$8	$–
AUD	Buy	05/01/2013	HSBC	6	6	–
CAD	Buy	05/02/2013	BCLY	16	16	–
CHF	Sell	05/06/2013	DEUT	17	17	–
EUR	Buy	05/03/2013	JPM	13	13	–
EUR	Buy	05/06/2013	JPM	8	8	–
EUR	Buy	05/09/2013	JPM	1	1	–
EUR	Sell	05/02/2013	BCLY	14	14	–
EUR	Sell	05/03/2013	BCLY	10	10	–
GBP	Buy	05/01/2013	DEUT	15	15	–
GBP	Buy	05/02/2013	DEUT	8	8	–
GBP	Sell	05/03/2013	BCLY	69	69	–
HKD	Buy	05/03/2013	BCLY	24	24	–
HKD	Sell	05/03/2013	BCLY	8	8	–
JPY	Buy	07/01/2013	DEUT	15	15	–
JPY	Buy	05/02/2013	SSG	2	2	–
JPY	Sell	05/07/2013	CSFB	25	25	–
JPY	Sell	07/01/2013	DEUT	431	403	28
MXN	Sell	05/03/2013	DEUT	4	4	–
NOK	Buy	05/02/2013	CSFB	3	3	–
SEK	Buy	05/03/2013	BCLY	1	1	–
ZAR	Buy	05/08/2013	DEUT	28	28	–
						$28

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican New Peso
NOK	Norwegian Krone
SEK	Swedish Krona
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$1,057	$216	$841	$–
Banks	5,747	2,220	3,527	–
Capital Goods	5,164	3,767	1,397	–
Commercial and Professional Services	192	142	50	–
Consumer Durables and Apparel	1,186	411	775	–
Consumer Services	329	230	99	–
Diversified Financials	3,370	2,270	1,100	–
Energy	7,534	4,710	2,824	–
Food and Staples Retailing	1,723	783	940	–
Food, Beverage and Tobacco	7,396	4,752	2,643	1
Health Care Equipment and Services	2,012	1,739	273	–
Household and Personal Products	79	–	79	–
Insurance	3,016	1,920	1,096	–
Materials	4,503	2,498	2,005	–
Media	1,942	1,790	152	–
Pharmaceuticals, Biotechnology and Life Sciences	5,638	4,199	1,439	–
Real Estate	2,301	1,285	1,016	–
Retailing	3,585	2,891	694	–
Semiconductors and Semiconductor Equipment	1,856	1,085	771	–
Software and Services	5,165	4,955	139	71
Technology Hardware and Equipment	2,890	2,218	672	–
Telecommunication Services	2,359	1,086	1,273	–
Transportation	1,912	1,652	260	–
Utilities	2,967	1,689	1,278	–
Total	73,923	48,508	25,343	72
Exchange Traded Funds	194	194	–	–
Preferred Stocks	328	–	239	89
Warrants	–	–	–	–
Short-Term Investments	597	–	597	–
Total	$75,042	$48,702	$26,179	$161
Foreign Currency Contracts*	28	–	28	–
Total	$28	$–	$28	$–
Liabilities:
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2013, investments valued at $541 were transferred from Level 1 to Level 2, and investments valued at $306 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$71	$(515)	$516	*	$—	$—	$—	$—	$—	$72
Preferred Stocks	—	—	11	†	—	78	—	—	—	89
Total	$71	$(515)	$527		$—	$78	$—	$—	$—	$161

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 rounds to zero.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $11.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Research Fund
Statement of Assets and Liabilities (Unaudited)
April 30, 2013
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $64,983)	$75,042
Cash	9
Foreign currency on deposit with custodian (cost $32)	32
Unrealized appreciation on foreign currency contracts	28
Receivables:
Investment securities sold	616
Fund shares sold	65
Dividends and interest	191
Other assets	61
Total assets	76,044
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	640
Fund shares redeemed	29
Investment management fees	11
Administrative fees	—
Distribution fees	4
Accrued expenses	47
Total liabilities	731
Net assets	$75,313
Summary of Net Assets:
Capital stock and paid-in-capital	$75,767
Distributions in excess of net investment loss	(45)
Accumulated net realized loss	(10,496)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	10,087
Net assets	$75,313

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.69/$11.31
Shares outstanding	4,851
Net assets	$51,869
Class B: Net asset value per share	$10.54
Shares outstanding	317
Net assets	$3,342
Class C: Net asset value per share	$10.53
Shares outstanding	901
Net assets	$9,489
Class I: Net asset value per share	$10.71
Shares outstanding	84
Net assets	$905
Class R3: Net asset value per share	$10.66
Shares outstanding	40
Net assets	$427
Class R4: Net asset value per share	$10.70
Shares outstanding	36
Net assets	$387
Class R5: Net asset value per share	$10.72
Shares outstanding	35
Net assets	$371
Class Y: Net asset value per share	$10.70
Shares outstanding	796
Net assets	$8,523

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$947
Interest	1
Less: Foreign tax withheld	(58)
Total investment income	890

Expenses:
Investment management fees	359
Administrative services fees
Class R3	1
Class R4	—
Class R5	—
Transfer agent fees
Class A	91
Class B	10
Class C	15
Class I	1
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	60
Class B	17
Class C	46
Class R3	1
Class R4	—
Custodian fees	25
Accounting services fees	7
Registration and filing fees	38
Board of Directors' fees	2
Audit fees	9
Other expenses	14
Total expenses (before waivers and fees paid indirectly)	696
Expense waivers	(85)
Transfer agent fee waivers	(26)
Commission recapture	(2)
Total waivers and fees paid indirectly	(113)
Total expenses, net	583
Net Investment Income	307
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	5,233
Net realized gain on futures	6
Net realized gain on foreign currency contracts	68
Net realized loss on other foreign currency transactions	(8)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	5,299
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	5,651
Net unrealized appreciation of foreign currency contracts	19
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	5,671
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	10,970
Net Increase in Net Assets Resulting from Operations	$11,277

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$307	$1,286
Net realized gain on investments, other financial instruments and foreign currency transactions	5,299	3,136
Net unrealized appreciation of investments and foreign currency transactions	5,671	2,528
Net Increase in Net Assets Resulting from Operations	11,277	6,950
Distributions to Shareholders:
From net investment income
Class A	(887)	(125)
Class B	(31)	(1)
Class C	(103)	(2)
Class I	(17)	(3)
Class R3	(7)	—
Class R4	(7)	(1)
Class R5	(7)	(2)
Class Y	(538)	(526)
Total from net investment income	(1,597)	(660)
From net realized gain on investments
Class A	—	(2,778)
Class B	—	(307)
Class C	—	(611)
Class I	—	(31)
Class R3	—	(18)
Class R4	—	(18)
Class R5	—	(17)
Class Y	—	(4,181)
Total from net realized gain on investments	—	(7,961)
Total distributions	(1,597)	(8,621)
Capital Share Transactions:
Class A	(459)	689
Class B	(620)	(1,620)
Class C	(624)	(1,208)
Class I	102	157
Class R3	9	64
Class R4	11	25
Class R5	7	20
Class Y	(16,464)	(41,107)
Net decrease from capital share transactions	(18,038)	(42,980)
Net Decrease in Net Assets	(8,358)	(44,651)
Net Assets:
Beginning of period	83,671	128,322
End of period	$75,313	$83,671
Undistributed (distribution in excess of) net investment income (loss)	$(45)	$1,245

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Research Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

18

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

19

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

20

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

21

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and

22

changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of April 30, 2013, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$28	$—	$—	$—	$—	$28
Total	$—	$28	$—	$—	$—	$—	$28

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

23

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$6	$—	$—	$6
Net realized gain on foreign currency contracts	—	68	—	—	—	—	68
Total	$—	$68	$—	$6	$—	$—	$74

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$19	$—	$—	$—	$—	$19
Total	$—	$19	$—	$—	$—	$—	$19

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

24

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$854	$764
Long-Term Capital Gains ‡	7,767	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,330
Accumulated Capital Losses *	(12,979)
Unrealized Appreciation †	1,515
Total Accumulated Deficit	$(10,134)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$193
Accumulated Net Realized Gain (Loss)	(193)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

25

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$3,985
2016	4,004
2017	2,256
2018	2,734
Total	$12,979

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $3,988 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

26

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.20
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $69 and contingent deferred sales charges of $2 from the Fund.

27

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	83%
Class R4	92
Class R5	97
Class Y	1

28

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$32,614
Sales Proceeds Excluding U.S. Government Obligations	51,161

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	394	88	(529)	—	(47)	903	343	(1,126)	—	120
Amount	$3,971	$859	$(5,289)	$—	$(459)	$8,135	$2,786	$(10,232)	$—	$689
Class B
Shares	4	3	(70)	—	(63)	15	32	(223)	—	(176)
Amount	$44	$28	$(692)	$—	$(620)	$130	$256	$(2,006)	$—	$(1,620)
Class C
Shares	20	9	(93)	—	(64)	51	70	(247)	—	(126)
Amount	$199	$94	$(917)	$—	$(624)	$440	$556	$(2,204)	$—	$(1,208)
Class I
Shares	52	1	(43)	—	10	54	3	(39)	—	18
Amount	$533	$14	$(445)	$—	$102	$483	$27	$(353)	$—	$157
Class R3
Shares	1	1	(1)	—	1	6	2	(1)	—	7
Amount	$7	$7	$(5)	$—	$9	$52	$18	$(6)	$—	$64
Class R4
Shares	—	1	—	—	1	1	2	—	—	3
Amount	$4	$7	$—	$—	$11	$6	$19	$—	$—	$25
Class R5
Shares	—	1	—	—	1	1	2	—	—	3
Amount	$—	$7	$—	$—	$7	$1	$19	$—	$—	$20
Class Y
Shares	212	55	(1,868)	—	(1,601)	3,794	576	(9,202)	—	(4,832)
Amount	$2,134	$538	$(19,136)	$—	$(16,464)	$34,267	$4,707	$(80,081)	$—	$(41,107)
Total
Shares	683	159	(2,604)	—	(1,762)	4,825	1,030	(10,838)	—	(4,983)
Amount	$6,892	$1,554	$(26,484)	$—	$(18,038)	$43,514	$8,388	$(94,882)	$—	$(42,980)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	23	$230
For the Year Ended October 31, 2012	44	$402

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

29

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

30

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31

The Hartford Global Research Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$9.50	$0.04	$1.33	$1.37	$(0.18)	$–	$–	$(0.18)	$10.69
B	9.32	–	1.31	1.31	(0.09)	–	–	(0.09)	10.54
C	9.32	–	1.32	1.32	(0.11)	–	–	(0.11)	10.53
I	9.54	0.05	1.33	1.38	(0.21)	–	–	(0.21)	10.71
R3	9.47	0.03	1.33	1.36	(0.17)	–	–	(0.17)	10.66
R4	9.52	0.05	1.32	1.37	(0.19)	–	–	(0.19)	10.70
R5	9.54	0.06	1.34	1.40	(0.22)	–	–	(0.22)	10.72
Y	9.53	0.05	1.35	1.40	(0.23)	–	–	(0.23)	10.70

For the Year Ended October 31, 2012 (E)
A	9.30	0.07	0.71	0.78	(0.02)	(0.56)	–	(0.58)	9.50
B	9.17	–	0.71	0.71	–	(0.56)	–	(0.56)	9.32
C	9.17	0.01	0.70	0.71	–	(0.56)	–	(0.56)	9.32
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	–	(0.61)	9.54
R3	9.26	0.06	0.71	0.77	–	(0.56)	–	(0.56)	9.47
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	–	(0.59)	9.52
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	–	(0.62)	9.54
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	–	(0.62)	9.53

For the Year Ended October 31, 2011 (E)
A	9.56	0.06	(0.27)	(0.21)	(0.05)	–	–	(0.05)	9.30
B	9.45	(0.02)	(0.26)	(0.28)	–	–	–	–	9.17
C	9.45	(0.02)	(0.26)	(0.28)	–	–	–	–	9.17
I	9.60	0.10	(0.28)	(0.18)	(0.09)	–	–	(0.09)	9.33
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	–	–	(0.04)	9.26
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	–	–	(0.06)	9.31
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	–	–	(0.09)	9.33
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	–	–	(0.10)	9.32

For the Year Ended October 31, 2010 (E)
A	8.01	0.04	1.52	1.56	(0.01)	–	–	(0.01)	9.56
B	7.97	(0.03)	1.51	1.48	–	–	–	–	9.45
C	7.97	(0.03)	1.51	1.48	–	–	–	–	9.45
I	8.02	0.07	1.53	1.60	(0.02)	–	–	(0.02)	9.60
R3	8.00	0.02	1.51	1.53	–	–	–	–	9.53
R4	8.01	0.04	1.52	1.56	–	–	–	–	9.57
R5	8.02	0.07	1.51	1.58	(0.01)	–	–	(0.01)	9.59
Y	8.01	0.07	1.52	1.59	(0.02)	–	–	(0.02)	9.58

For the Year Ended October 31, 2009 (E)
A	6.55	0.03	1.50	1.53	(0.07)	–	–	(0.07)	8.01
B	6.51	(0.05)	1.53	1.48	(0.02)	–	–	(0.02)	7.97
C	6.51	(0.06)	1.54	1.48	(0.02)	–	–	(0.02)	7.97
I	6.56	0.07	1.47	1.54	(0.08)	–	–	(0.08)	8.02
R3	6.53	0.03	1.48	1.51	(0.04)	–	–	(0.04)	8.00
R4	6.54	0.04	1.49	1.53	(0.06)	–	–	(0.06)	8.01
R5	6.55	0.07	1.48	1.55	(0.08)	–	–	(0.08)	8.02
Y	6.56	0.02	1.52	1.54	(0.09)	–	–	(0.09)	8.01

From February 29, 2008 (commencement of operations), through October 31, 2008
A(I)	10.00	0.05	(3.50)	(3.45)	–	–	–	–	6.55
B(I)	10.00	–	(3.49)	(3.49)	–	–	–	–	6.51
C(I)	10.00	–	(3.49)	(3.49)	–	–	–	–	6.51
I(I)	10.00	0.07	(3.51)	(3.44)	–	–	–	–	6.56
R3(I)	10.00	0.03	(3.50)	(3.47)	–	–	–	–	6.53
R4(I)	10.00	0.04	(3.50)	(3.46)	–	–	–	–	6.54
R5(I)	10.00	0.06	(3.51)	(3.45)	–	–	–	–	6.55
Y(I)	10.00	0.07	(3.51)	(3.44)	–	–	–	–	6.56

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

14.63	%(F)	$51,869	1.77	%(G)	1.45	%(G)	0.85	%(G)	41%
14.12	(F)	3,342	2.71	(G)	2.20	(G)	0.08	(G)	–
14.25	(F)	9,489	2.46	(G)	2.20	(G)	0.10	(G)	–
14.69	(F)	905	1.39	(G)	1.20	(G)	1.10	(G)	–
14.50	(F)	427	1.88	(G)	1.65	(G)	0.65	(G)	–
14.63	(F)	387	1.55	(G)	1.35	(G)	0.96	(G)	–
14.92	(F)	371	1.25	(G)	1.05	(G)	1.26	(G)	–
14.88	(F)	8,523	1.16	(G)	1.00	(G)	1.01	(G)	–

9.52		46,551	1.78		1.45		0.82		107
8.78		3,542	2.69		2.20		0.05		–
8.78		8,994	2.47		2.20		0.06		–
9.91		708	1.35		1.20		1.03		–
9.38		371	1.86		1.65		0.63		–
9.72		334	1.55		1.35		0.91		–
10.04		322	1.24		1.05		1.21		–
10.12		22,849	1.10		1.00		1.48		–

(2.22)		44,414	1.74		1.45		0.58		102
(2.96)		5,101	2.59		2.20		(0.17)		–
(2.96)		10,009	2.41		2.20		(0.17)		–
(1.93)		526	1.21		1.10		1.05		–
(2.42)		294	1.81		1.65		0.38		–
(2.09)		299	1.51		1.35		0.68		–
(1.81)		292	1.20		1.05		0.98		–
(1.77)		67,387	1.10		1.00		1.00		–

19.48		47,429	1.85		1.48		0.48		100
18.57		7,209	2.72		2.24		(0.30)		–
18.57		12,910	2.52		2.23		(0.30)		–
20.00		517	1.26		1.12		0.87		–
19.13		313	1.90		1.72		0.22		–
19.48		299	1.60		1.45		0.49		–
19.77		297	1.29		1.14		0.81		–
19.92		47,067	1.21		1.07		0.91		–

23.65		47,527	2.19		1.59		0.44		217	(H)
22.89		8,964	2.83		2.24		(0.82)		–
22.91		14,297	2.67		2.39		(0.99)		–
23.97		317	1.91		1.32		1.00		–
23.36		248	2.62		1.90		0.52		–
23.70		243	2.31		1.65		0.78		–
24.05		244	2.01		1.40		1.03		–
23.85		5,241	1.51		1.30		0.26		–

(34.50	)(F)	12,746	1.92	(G)	1.56	(G)	0.78	(G)	56
(34.90	)(F)	223	2.70	(G)	2.34	(G)	0.03	(G)	–
(34.90	)(F)	225	2.71	(G)	2.34	(G)	0.02	(G)	–
(34.40	)(F)	199	1.67	(G)	1.31	(G)	1.06	(G)	–
(34.70	)(F)	196	2.36	(G)	1.90	(G)	0.47	(G)	–
(34.60	)(F)	196	2.06	(G)	1.65	(G)	0.72	(G)	–
(34.50	)(F)	196	1.76	(G)	1.40	(G)	0.97	(G)	–
(34.40	)(F)	197	1.66	(G)	1.30	(G)	1.07	(G)	–

33

The Hartford Global Research Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.
(I)	Commenced operations on February 29, 2008.

34

The Hartford Global Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

35

The Hartford Global Research Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

36

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Global Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,146.30	$7.73	$1,000.00	$1,017.59	$7.26	1.45%	181	365
Class B	$1,000.00	$1,141.20	$11.70	$1,000.00	$1,013.87	$11.00	2.20	181	365
Class C	$1,000.00	$1,142.50	$11.70	$1,000.00	$1,013.87	$11.00	2.20	181	365
Class I	$1,000.00	$1,146.90	$6.40	$1,000.00	$1,018.83	$6.02	1.20	181	365
Class R3	$1,000.00	$1,145.00	$8.79	$1,000.00	$1,016.60	$8.26	1.65	181	365
Class R4	$1,000.00	$1,146.30	$7.20	$1,000.00	$1,018.09	$6.77	1.35	181	365
Class R5	$1,000.00	$1,149.20	$5.60	$1,000.00	$1,019.58	$5.27	1.05	181	365
Class Y	$1,000.00	$1,148.80	$5.34	$1,000.00	$1,019.83	$5.02	1.00	181	365

38

The Hartford Global Research Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Global Research Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

39

The Hartford Global Research Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) –(continued)

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

The Hartford Global Research Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

41

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-GR13 4/13 113980 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD GROWTH ALLOCATION FUND 2013 Semi Annual Report

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/13

The Chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Growth Allocation A#	11.36%	12.65%	3.55%	6.07%
Growth Allocation A##		6.46%	2.39%	5.40%
Growth Allocation B#	10.83%	11.75%	2.73%	5.38%*
Growth Allocation B##		6.75%	2.37%	5.38%*
Growth Allocation C#	10.98%	11.91%	2.80%	5.33%
Growth Allocation C##		10.91%	2.80%	5.33%
Growth Allocation I#	11.57%	13.05%	3.90%	6.35%
Growth Allocation R3#	11.26%	12.38%	3.25%	5.83%
Growth Allocation R4#	11.41%	12.80%	3.59%	6.10%
Growth Allocation R5#	11.59%	13.07%	3.89%	6.32%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.50%
MSCI All Country World Index	13.78%	15.69%	2.09%	7.09%

†	Not Annualized
▲	Inception: 05/28/2004
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Allocation Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Allocation Class A	1.35%	1.35%
Growth Allocation Class B	2.15%	2.15%
Growth Allocation Class C	2.08%	2.08%
Growth Allocation Class I	1.03%	1.03%
Growth Allocation Class R3	1.63%	1.63%
Growth Allocation Class R4	1.33%	1.33%
Growth Allocation Class R5	1.03%	1.03%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 11.36%, before sales charge, for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund also outperformed the average return for the Lipper Mixed-Asset Target Growth Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 10.46%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose .02% while shorter term yields declined anywhere between ..02% - .08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 80% equities

3

The Hartford Growth Allocation Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

and 20% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the Capital Appreciation, Strategic Income and International Small Company Funds more than offset weak benchmark-relative results from the International Opportunities and MidCap Value Funds.

What is the outlook?

During the quarter we modestly reduced exposure to fixed income funds and increased exposure to international equity funds. We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.9%
The Hartford Alternative Strategies Fund, Class Y	9.8
The Hartford Capital Appreciation Fund, Class Y	12.6
The Hartford Dividend and Growth Fund, Class Y	21.0
The Hartford Emerging Markets Research Fund, Class Y	10.0
The Hartford International Opportunities Fund, Class Y	21.0
The Hartford International Small Company Fund, Class Y	7.6
The Hartford MidCap Value Fund, Class Y	4.1
The Hartford Small Company Fund, Class Y	4.0
The Hartford Strategic Income Fund, Class Y	7.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.1%
EQUITY FUNDS - 80.3%
2,621	The Hartford Capital Appreciation Fund, Class Y		$112,266
7,961	The Hartford Dividend and Growth Fund, Class Y		187,795
10,082	The Hartford Emerging Markets Research Fund, Class Y		89,626
11,296	The Hartford International Opportunities Fund, Class Y		187,963
4,339	The Hartford International Small Company Fund, Class Y		68,041
2,395	The Hartford MidCap Value Fund, Class Y		36,431
1,533	The Hartford Small Company Fund, Class Y		35,922
			718,044
	Total equity funds
	(cost $592,414)		$718,044

FIXED INCOME FUNDS - 16.8%
8,512	The Hartford Alternative Strategies Fund, Class Y		$87,754
6,592	The Hartford Strategic Income Fund, Class Y		62,685
			150,439
	Total fixed income funds
	(cost $148,178)		$150,439

	Total investments in affiliated investment companies
	(cost $740,592)		$868,483

EXCHANGE TRADED FUNDS - 2.9%
993	Powershares DB Commodity Index Tracking Fund ●		$26,093

	Total exchange traded funds
	(cost $22,502)		$26,093

	Total long-term investments
	(cost $763,094)		$894,576

	Total investments
	(cost $763,094) ▲	100.0%	$894,576
	Other assets and liabilities	—%	(238)
	Total net assets	100.0%	$894,338

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $770,728 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$131,482
Unrealized Depreciation	(7,634)
Net Unrealized Appreciation	$123,848

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$868,483	$868,483	$–	$–
Exchange Traded Funds	26,093	26,093	–	–
Total	$894,576	$894,576	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $22,502)	$26,093
Investments in underlying affiliated funds, at market value (cost $740,592)	868,483
Receivables:
Investment securities sold	930
Fund shares sold	849
Dividends and interest	—
Other assets	74
Total assets	896,429
Liabilities:
Payables:
Investment securities purchased	355
Fund shares redeemed	1,469
Investment management fees	19
Administrative fees	1
Distribution fees	71
Accrued expenses	176
Total liabilities	2,091
Net assets	$894,338
Summary of Net Assets:
Capital stock and paid-in-capital	$813,226
Distributions in excess of net investment loss	(14,533)
Accumulated net realized loss	(35,837)
Unrealized appreciation of investments	131,482
Net assets	$894,338

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.24/$14.01
Shares outstanding	42,964
Net assets	$568,790
Class B: Net asset value per share	$13.16
Shares outstanding	5,741
Net assets	$75,581
Class C: Net asset value per share	$13.14
Shares outstanding	15,737
Net assets	$206,782
Class I: Net asset value per share	$13.18
Shares outstanding	332
Net assets	$4,370
Class R3: Net asset value per share	$13.03
Shares outstanding	1,376
Net assets	$17,918
Class R4: Net asset value per share	$13.19
Shares outstanding	1,094
Net assets	$14,430
Class R5: Net asset value per share	$13.24
Shares outstanding	489
Net assets	$6,467

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$10,988
Total investment income	10,988

Expenses:
Investment management fees	554
Administrative services fees
Class R3	18
Class R4	11
Class R5	4
Transfer agent fees
Class A	444
Class B	100
Class C	148
Class I	2
Class R3	—
Class R4	—
Class R5	—
Distribution fees
Class A	667
Class B	414
Class C	997
Class R3	45
Class R4	18
Custodian fees	—
Accounting services fees	51
Registration and filing fees	68
Board of Directors' fees	10
Audit fees	8
Other expenses	66
Total expenses	3,625
Net Investment Income	7,363
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	10,756
Net realized gain on investments in underlying affiliated funds	9,982
Net realized gain on investments in securities	379
Net Realized Gain on Investments	21,117
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	65,288
Net unrealized depreciation of investments	(1,575)
Net Changes in Unrealized Appreciation of Investments	63,713
Net Gain on Investments	84,830
Net Increase in Net Assets Resulting from Operations	$92,193

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$7,363	$2,358
Net realized gain on investments	21,117	21,765
Net unrealized appreciation of investments	63,713	50,829
Net Increase in Net Assets Resulting from Operations	92,193	74,952
Distributions to Shareholders:
From net investment income
Class A	(13,887)	(3,915)
Class B	(1,527)	(74)
Class C	(3,957)	(336)
Class I	(101)	(34)
Class R3	(442)	(81)
Class R4	(372)	(142)
Class R5	(214)	(59)
Total distributions	(20,500)	(4,641)
Capital Share Transactions:
Class A	4,355	82,780 *
Class B	(21,033)	2,099 †
Class C	(6,917)	24,441 ‡
Class I	797	592 §
Class R3	(1,065)	6,502 **
Class R4	(4,082)	1,032 ††
Class R5	(2,056)	2,818 ‡‡
Net increase (decrease) from capital share transactions	(30,001)	120,264
Net Increase in Net Assets	41,692	190,575
Net Assets:
Beginning of period	852,646	662,071
End of period	$894,338	$852,646
Undistributed (distribution in excess of) net investment income (loss)	$(14,533)	$(1,396)

*	Includes merger activity in the amount of $125,680.
†	Includes merger activity in the amount of $23,691.
‡	Includes merger activity in the amount of $46,191.
§	Includes merger activity in the amount of $570.
**	Includes merger activity in the amount of $4,716.
††	Includes merger activity in the amount of $7,171.
‡‡	Includes merger activity in the amount of $3,371.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAVof each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the

10

“Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$4,641	$2,840

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(50,716)
Unrealized Appreciation †	60,135
Total Accumulated Earnings	$9,419

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$365
Accumulated Net Realized Gain (Loss)	(365)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$16,872
2017	10,578
2018	11,932
2019	9,937
Total	$49,319

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $21,513 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$1,397

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

14

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $966 and contingent deferred sales charges of $46 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution

15

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	108,965
Sales Proceeds for U.S. Government Obligations	141,243

16

7.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,734	1,117	(4,501)	—	350	4,753	347	(8,728)	11,114	7,486
Amount	$47,245	$13,701	$(56,591)	$—	$4,355	$54,915	$3,808	$(101,623)	$125,680	$82,780
Class B
Shares	67	121	(1,859)	—	(1,671)	93	6	(1,971)	2,107	235
Amount	$844	$1,478	$(23,355)	$—	$(21,033)	$1,388	$70	$(23,050)	$23,691	$2,099
Class C
Shares	807	304	(1,658)	—	(547)	1,350	29	(3,291)	4,112	2,200
Amount	$10,142	$3,706	$(20,765)	$—	$(6,917)	$16,017	$314	$(38,081)	$46,191	$24,441
Class I
Shares	87	7	(30)	—	64	70	3	(75)	51	49
Amount	$1,086	$88	$(377)	$—	$797	$1,489	$28	$(1,495)	$570	$592
Class R3
Shares	140	37	(259)	—	(82)	444	8	(292)	423	583
Amount	$1,742	$442	$(3,249)	$—	$(1,065)	$5,054	$81	$(3,349)	$4,716	$6,502
Class R4
Shares	150	30	(510)	—	(330)	313	13	(845)	637	118
Amount	$1,892	$366	$(6,340)	$—	$(4,082)	$3,591	$141	$(9,871)	$7,171	$1,032
Class R5
Shares	49	18	(229)	—	(162)	72	6	(121)	298	255
Amount	$617	$214	$(2,887)	$—	$(2,056)	$800	$59	$(1,412)	$3,371	$2,818
Total
Shares	5,034	1,634	(9,046)	—	(2,378)	7,095	412	(15,323)	18,742	10,926
Amount	$63,568	$19,995	$(113,564)	$—	$(30,001)	$83,254	$4,501	$(178,881)	$211,390	$120,264

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	472	$5,992
For the Year Ended October 31, 2012	234	$2,813

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

17

The Hartford Growth Allocation Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

9.	Fund Merger:

Reorganization of The Hartford Equity Growth Allocation Fund into the Fund: At a meeting held on March 27, 2012, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, The Hartford Equity Growth Allocation Fund (“Target Fund”), into a series of the Company, The Fund (“Acquiring Fund”) (the “Reorganization”). The Reorganization did not require shareholder approval by the shareholders of The Hartford Equity Growth Allocation Fund or the Fund.

Pursuant to the Reorganization Agreement, on May 25, 2012, each holder of Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares of The Hartford Equity Growth Allocation Fund became the owner of full and fractional shares of the corresponding class in the Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class A	$125,680	$381,983	$507,663	10,978	11,114
Class B	23,691	72,956	96,647	2,120	2,107
Class C	46,191	148,660	194,851	4,142	4,112
Class I	570	2,468	3,038	50	51
Class R3	4,716	10,792	15,508	415	423
Class R4	7,171	12,270	19,441	629	637
Class R5	3,371	4,488	7,859	294	298
Total	$211,390	$633,617	$845,007	18,628	18,742

The Hartford Equity Growth Allocation Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of May 25, 2012:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$12,642	$(32,477)	$231,225	$211,390

Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended October 31, 2012, are as follows:

Fund	Net Investment Income	Net gain on investments	Net increase in net assets resulting from operations
Acquiring Fund	$2,918	$25,414	$28,332

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford Equity Growth Allocation Fund that have been included in the Fund’s Statement of Operations since May 25, 2012.

18

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

The Hartford Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$12.21	$0.12	$1.24	$1.36	$(0.33)	$–	$–	$(0.33)	$13.24
B	12.09	0.08	1.21	1.29	(0.22)	–	–	(0.22)	13.16
C	12.08	0.08	1.23	1.31	(0.25)	–	–	(0.25)	13.14
I	12.17	0.13	1.25	1.38	(0.37)	–	–	(0.37)	13.18
R3	12.01	0.10	1.23	1.33	(0.31)	–	–	(0.31)	13.03
R4	12.15	0.13	1.23	1.36	(0.32)	–	–	(0.32)	13.19
R5	12.22	0.15	1.24	1.39	(0.37)	–	–	(0.37)	13.24

For the Year Ended October 31, 2012 (E)
A	11.24	0.07	1.01	1.08	(0.11)	–	–	(0.11)	12.21
B	11.11	(0.02)	1.01	0.99	(0.01)	–	–	(0.01)	12.09
C	11.11	(0.02)	1.01	0.99	(0.02)	–	–	(0.02)	12.08
I	11.21	0.11	1.00	1.11	(0.15)	–	–	(0.15)	12.17
R3	11.07	0.02	1.01	1.03	(0.09)	–	–	(0.09)	12.01
R4	11.18	0.07	1.02	1.09	(0.12)	–	–	(0.12)	12.15
R5	11.25	0.10	1.02	1.12	(0.15)	–	–	(0.15)	12.22

For the Year Ended October 31, 2011
A	11.01	0.06	0.24	0.30	(0.07)	–	–	(0.07)	11.24
B	10.90	(0.03)	0.24	0.21	–	–	–	–	11.11
C	10.89	(0.02)	0.24	0.22	–	–	–	–	11.11
I	10.97	0.10	0.25	0.35	(0.11)	–	–	(0.11)	11.21
R3	10.87	0.04	0.23	0.27	(0.07)	–	–	(0.07)	11.07
R4	10.95	0.07	0.23	0.30	(0.07)	–	–	(0.07)	11.18
R5	11.02	0.10	0.23	0.33	(0.10)	–	–	(0.10)	11.25

For the Year Ended October 31, 2010 (E)
A	9.58	0.07	1.42	1.49	(0.06)	–	–	(0.06)	11.01
B	9.50	(0.01)	1.41	1.40	–	–	–	–	10.90
C	9.49	(0.01)	1.41	1.40	–	–	–	–	10.89
I	9.55	0.10	1.42	1.52	(0.10)	–	–	(0.10)	10.97
R3	9.50	0.03	1.41	1.44	(0.07)	–	–	(0.07)	10.87
R4	9.53	0.07	1.42	1.49	(0.07)	–	–	(0.07)	10.95
R5	9.58	0.10	1.43	1.53	(0.09)	–	–	(0.09)	11.02

For the Year Ended October 31, 2009 (E)
A	8.58	0.12	1.24	1.36	(0.17)	(0.19)	–	(0.36)	9.58
B	8.48	0.06	1.23	1.29	(0.08)	(0.19)	–	(0.27)	9.50
C	8.48	0.06	1.23	1.29	(0.09)	(0.19)	–	(0.28)	9.49
I	8.57	0.14	1.25	1.39	(0.22)	(0.19)	–	(0.41)	9.55
R3	8.51	0.03	1.30	1.33	(0.15)	(0.19)	–	(0.34)	9.50
R4	8.56	0.10	1.25	1.35	(0.19)	(0.19)	–	(0.38)	9.53
R5	8.60	0.13	1.25	1.38	(0.21)	(0.19)	–	(0.40)	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	(4.81)	(4.67)	(0.47)	(0.79)	–	(1.26)	8.58
B	14.37	0.03	(4.74)	(4.71)	(0.39)	(0.79)	–	(1.18)	8.48
C	14.37	0.04	(4.75)	(4.71)	(0.39)	(0.79)	–	(1.18)	8.48
I	14.49	0.37	(4.98)	(4.61)	(0.52)	(0.79)	–	(1.31)	8.57
R3	14.46	0.18	(4.87)	(4.69)	(0.47)	(0.79)	–	(1.26)	8.51
R4	14.51	0.43	(5.08)	(4.65)	(0.51)	(0.79)	–	(1.30)	8.56
R5	14.54	0.46	(5.09)	(4.63)	(0.52)	(0.79)	–	(1.31)	8.60

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.

20

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

11.36	%(F)	$568,790	0.59	%(G)	0.59	%(G)	1.95	%(G)	13%
10.83	(F)	75,581	1.42	(G)	1.42 (G)		1.23 (G)		–
10.98	(F)	206,782	1.32	(G)	1.32 (G)		1.23 (G)		–
11.57	(F)	4,370	0.27	(G)	0.27 (G)		2.13 (G)		–
11.26	(F)	17,918	0.88	(G)	0.88 (G)		1.66 (G)		–
11.41	(F)	14,430	0.58	(G)	0.58 (G)		2.06 (G)		–
11.59	(F)	6,467	0.28	(G)	0.28 (G)		2.39 (G)		–

9.75		520,278	0.61		0.61		0.58		95	(H)
8.93		89,586	1.41		1.41		(0.20)		–
8.97		196,748	1.34		1.34		(0.15)		–
10.08		3,268	0.29		0.29		0.91		–
9.43		17,513	0.89		0.89		0.21		–
9.83		17,299	0.59		0.59		0.60		–
10.11		7,954	0.29		0.29		0.82		–

2.72		394,691	0.59		0.59		0.54		36
1.93		79,711	1.38		1.38		(0.25)		–
2.02		156,463	1.33		1.33		(0.19)		–
3.15		2,455	0.26		0.26		0.86		–
2.48		9,689	0.89		0.89		0.24		–
2.74		14,605	0.59		0.59		0.55		–
3.02		4,457	0.29		0.29		0.86		–

15.60		405,386	0.61		0.61		0.67		23
14.74		93,002	1.41		1.41		(0.13)		–
14.75		167,745	1.34		1.34		(0.07)		–
15.96		3,005	0.27		0.27		1.02		–
15.21		6,314	0.90		0.90		0.35		–
15.67		13,734	0.59		0.59		0.66		–
16.06		4,838	0.29		0.29		0.98		–

17.06		366,509	0.68		0.68		1.45		7
16.13		95,176	1.51		1.44		0.70		–
16.10		160,530	1.43		1.43		0.72		–
17.47		2,335	0.28		0.28		1.70		–
16.76		1,081	1.00		1.00		0.35		–
16.96		10,597	0.61		0.61		1.22		–
17.38		5,040	0.31		0.31		1.62		–

(35.00)		329,312	0.59		0.59		1.06		13
(35.52)		89,717	1.41		1.41		0.26		–
(35.50)		148,584	1.34		1.34		0.34		–
(34.75)		1,310	0.23		0.23		0.97		–
(35.32)		49	1.06		1.06		0.34		–
(34.95)		4,825	0.59		0.59		0.17		–
(34.78)		2,917	0.30		0.30		0.63		–

21

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

22

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

23

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,113.60	$3.10	$1,000.00	$1,021.86	$2.97	0.59%	181	365
Class B	$1,000.00	$1,108.30	$7.42	$1,000.00	$1,017.76	$7.10	1.42	181	365
Class C	$1,000.00	$1,109.80	$6.93	$1,000.00	$1,018.22	$6.63	1.32	181	365
Class I	$1,000.00	$1,115.70	$1.42	$1,000.00	$1,023.45	$1.36	0.27	181	365
Class R3	$1,000.00	$1,112.60	$4.61	$1,000.00	$1,020.43	$4.41	0.88	181	365
Class R4	$1,000.00	$1,114.10	$3.04	$1,000.00	$1,021.92	$2.90	0.58	181	365
Class R5	$1,000.00	$1,115.90	$1.46	$1,000.00	$1,023.42	$1.39	0.28	181	365

25

The Hartford Growth Allocation Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Growth Allocation Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

26

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

27

The Hartford Growth Allocation Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

28

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-GA13 4/13 113981 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD HEALTHCARE FUND 2013 Semi Annual Report

The Hartford Healthcare Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Healthcare Fund inception 05/01/2000
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investments in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Healthcare A#	20.98%	26.00%	10.25%	10.53%
Healthcare A##		19.07%	9.01%	9.91%
Healthcare B#	20.46%	24.90%	9.41%	10.06%*
Healthcare B##		19.90%	9.13%	10.06%*
Healthcare C#	20.59%	25.09%	9.48%	9.75%
Healthcare C##		24.09%	9.48%	9.75%
Healthcare I#	21.17%	26.40%	10.58%	10.78%
Healthcare R3#	20.80%	25.70%	10.00%	10.56%
Healthcare R4#	21.02%	26.07%	10.37%	10.81%
Healthcare R5#	21.23%	26.50%	10.71%	11.03%
Healthcare Y#	21.28%	26.59%	10.78%	11.08%
S&P 500 Index	14.41%	16.88%	5.20%	7.88%
S&P North American Health Care Sector Index	20.70%	29.01%	12.06%	9.63%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Healthcare Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Healthcare Class A	1.47%	1.47%
Healthcare Class B	2.28%	2.38%
Healthcare Class C	2.17%	2.17%
Healthcare Class I	1.11%	1.11%
Healthcare Class R3	1.65%	1.69%
Healthcare Class R4	1.35%	1.38%
Healthcare Class R5	1.05%	1.09%
Healthcare Class Y	0.98%	0.98%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 20.98%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 20.70% for the same period. The Fund underperformed the 21.60% average return in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health Care stocks (+21%) outperformed both the broader U.S. market (+14%) and the global equity market (+15%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indexes, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Specialty Pharmaceuticals/Biotechnology (+35%) gained the most while major Pharmaceuticals (+17%), Health Services (+16%), and Medical Technology (+13%) lagged on a relative basis.

With U.S. elections and the “Fiscal Cliff” behind us, we continue to believe that further Medicare and Medicaid cuts are inevitable as the U.S. Congress seeks to avoid prolonged sequestration, address the debt ceiling limit, and fund appropriations. While painful, we believe this approach will undoubtedly result in more targeted, thoughtful changes than the 2% across the board cut to Medicare reimbursement currently dictated by Sequestration. As we have said in the past, while it is impossible at this point to predict the details, the outcome is clear. The bar has been raised for companies seeking reimbursement for health care products and services in the U.S. and across the globe. Going forward, we believe success will likely accrue only to those companies able to offer a demonstrable improvement over current standards of care, or alternatively, to those companies able to offer an equivalent level of care but at lower cost. This is one of the key tenets upon which we have structured our portfolio.

The Fund outperformed its benchmark primarily due to strong security selection. Positive stock selection in Health Services was the primary driver of the Fund’s relative outperformance, more than offsetting weak security selection in Specialty Pharmaceuticals/Biotechnology, Major Pharmaceuticals, and Medical Technology.

Merck & Co (Major Pharmaceuticals), Express Scripts (Health Services), and Alkermes (Specialty Pharmaceuticals) contributed most to benchmark-relative results. Global pharmaceutical company Merck & Co saw shares rise as investors continued to gain confidence in Merck’s attractive vaccine portfolio and robust pipeline focused on diabetes, cancer, and cholesterol. The Fund did not own benchmark-component Express Scripts, which underperformed due to poor guidance and a contract dispute with drugstore chain Walgreens; this contributed positively to benchmark-relative performance. Shares of drug developer Alkermes rose on the announcement of positive phase two test results from its depression drug. Top contributors to absolute performance (i.e. total return) during the period also included Gilead Sciences (Specialty Pharmaceuticals) and Regeneron Pharmaceuticals (Specialty Pharmaceuticals).

Celgene (Specialty Pharmaceuticals), Teva Pharmaceuticals (Major Pharmaceuticals), and Volcano (Medical Technology) detracted from benchmark-relative performance. Not owning global biotechnology company Celgene hurt relative

3

The Hartford Healthcare Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

performance as the stock is a component of the benchmark and had strong performance during the period after the company reported better-than-expected long term guidance. Israel-based global pharmaceutical company Teva Pharmaceutical’s stock declined early in the period after management announced that it would take longer than expected to realize the benefits from a strategy to reduce costs. Shares of designer, manufacturer, and retailer of precision guided therapy tools Volcano Corporation fell after management provided revenue and earnings guidance below expectations. Top detractors from absolute performance during the period also included Rigel Pharmaceutical (Specialty Pharmaceuticals) and Orthofix (Medical Technology).

What is the outlook?

Within Health Care Services, relative to recent years, our holdings are more diversified among the various subsectors. Despite the near term uncertainty, we believe managed care companies are best positioned to address the cost issue longer term. With the U.S. elections behind us, it appears that clarity on the fate of Obamacare has improved dramatically. While uncertainty regarding the implementation of Affordable Care Act (ACA) exchanges will overhang the sector in the near / intermediate term, ultimately we believe that the impact of exchanges on the Health Maintenance Organizations (HMOs) will not be as bad as feared. Going forward we expect the HMOs to benefit from delays in implementation of the more onerous provisions of Obamacare and more discretion shifting the states from the federal government. While cost trend has stopped decelerating, the rate of acceleration remains below historic levels and is in line with expectations. We believe the uptick will remain muted as employers and individuals look to keep health care spending under control.

We also favor drug distributors and drug stores, which should continue to benefit from the ongoing conversion of approximately U.S. $100 billion of branded pharmaceuticals to generics over the next several years. Internationally, we see a number of attractive opportunities in emerging market stocks. In addition to the burgeoning middle class, many emerging market countries are attempting to increase domestic spending on healthcare and are increasingly looking to the private sector to achieve this objective.

We believe the solid performance enjoyed by the pharmaceutical and biotech sector will continue as the market begins to look through the patent cliff to continue. Cost-cutting measures, strong growth in emerging markets, an improving Food and Drug Administration posture, and robust product pipelines are offsetting the near-term loss of revenues from major patent expiries. Japanese pharmaceutical companies remain attractive given their strong balance sheets and the value of their pipelines relative to their market capitalizations, even after the recent strong moves. Likewise, certain large biotechnology companies continue to trade at attractive valuations. Among smaller biotechnology names there are select opportunities with great upside potential based on the promise of innovative products to address medical needs which are currently underserved.

Within Medical Technology, we continue to look for companies with underappreciated franchises or promising Research & Development projects. We continue to believe that cardiovascular disease represents one of the strongest areas for growth, with a large, under-penetrated market particularly for aerial fibrillation procedures. Longer-term prospects for the industry remain solid, as procedure volumes return to normal after the slowdown in 2010 - 2011 and emerging markets become more significant growth drivers.

As a result of bottom up stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Biotechnology	24.9%
Drug Retail	4.2
Health Care Distributors	5.9
Health Care Equipment	17.9
Health Care Facilities	1.6
Health Care Supplies	0.4
Health Care Technology	0.5
Life Sciences Tools and Services	3.2
Managed Health Care	10.0
Pharmaceuticals	27.0
Short-Term Investments	4.0
Other Assets and Liabilities	0.4
Total	100.0%

4

The Hartford Healthcare Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.6%
	Biotechnology - 24.9%
70	Acorda Therapeutics, Inc. ●	$2,778
100	Algeta ASA ●	3,396
374	Alkermes plc ●	11,442
572	Anacor Pharmaceuticals, Inc. ●	3,833
302	Arena Pharmaceuticals, Inc. ●	2,486
264	Aveo Pharmaceuticals, Inc. ●	1,348
24	Biogen Idec, Inc. ●	5,213
190	Celldex Therapeutics, Inc. ●	2,483
77	Cubist Pharmaceuticals, Inc. ●	3,554
870	Elan Corp. plc ADR ●	10,184
807	Exelixis, Inc. ●	4,189
531	Gilead Sciences, Inc. ●	26,873
156	Incyte Corp. ●	3,452
65	Infinity Pharmaceuticals, Inc. ●	2,800
156	Ironwood Pharmaceuticals, Inc. ●	2,367
131	NPS Pharmaceuticals, Inc. ●	1,755
60	Onyx Pharmaceuticals, Inc. ●	5,697
61	Prothena Corp. plc ●	507
34	Puma Biotechnology, Inc. ●	1,091
62	Regeneron Pharmaceuticals, Inc. ●	13,317
566	Rigel Pharmaceuticals, Inc. ●	2,713
124	Seattle Genetics, Inc. ●	4,580
330	Tesaro, Inc. ●	9,078
86	Vertex Pharmaceuticals, Inc. ●	6,599
		131,735
	Drug Retail - 4.2%
179	CVS Caremark Corp.	10,431
241	Walgreen Co.	11,907
		22,338
	Health Care Distributors - 5.9%
322	Cardinal Health, Inc.	14,247
158	McKesson Corp.	16,752
		30,999
	Health Care Equipment - 17.9%
173	Abbott Laboratories	6,384
221	ABIOMED, Inc. ●	4,080
1,194	Boston Scientific Corp. ●	8,939
194	Covidien plc	12,379
272	Globus Medical, Inc. ●	4,134
103	Heartware International, Inc. ●	10,005
124	Hologic, Inc. ●	2,522
274	Medtronic, Inc.	12,809
165	Orthofix International N.V. ●	5,359
152	St. Jude Medical, Inc.	6,253
141	Stryker Corp.	9,240
201	Tornier N.V. ●	3,664
215	Volcano Corp. ●	4,366
61	Zimmer Holdings, Inc.	4,671
		94,805
	Health Care Facilities - 1.6%
137	HCA Holdings, Inc.	5,445
267	NMC Health plc ●	1,286
125	Vanguard Health Systems, Inc. ●	1,823
		8,554
	Health Care Supplies - 0.4%
55	Dentsply International, Inc.	2,321

	Health Care Technology - 0.5%
203	Allscripts Healthcare Solutions, Inc. ●	2,804

	Life Sciences Tools and Services - 3.2%
190	Agilent Technologies, Inc.	7,861
85	Covance, Inc. ●	6,367
56	MorphoSys AG ●	2,566
		16,794
	Managed Health Care - 10.0%
163	Aetna, Inc.	9,351
237	CIGNA Corp.	15,688
411	Qualicorp S.A. ●	4,003
394	UnitedHealth Group, Inc.	23,621
		52,663
	Pharmaceuticals - 27.0%
81	Actavis, Inc. ●	8,585
17	Alk-Abello A/S	1,254
100	Almirall S.A.	1,322
73	Astellas Pharma, Inc.	4,278
89	AstraZeneca plc ADR	4,626
277	Bristol-Myers Squibb Co.	11,018
147	Cadence Pharmaceuticals, Inc. ●	1,040
303	Daiichi Sankyo Co., Ltd.	5,925
88	Dr. Reddy's Laboratories Ltd. ADR	3,322
136	Eisai Co., Ltd.	6,225
228	Eli Lilly & Co.	12,638
274	Forest Laboratories, Inc. ●	10,250
56	H. Lundbeck A/S	1,113
97	Johnson & Johnson	8,233
248	Medicines Co. ●	8,376
242	Merck & Co., Inc.	11,393
180	Mylan, Inc. ●	5,237
152	Omthera Pharmaceuticals, Inc. ●	1,148
18	Ono Pharmaceutical Co., Ltd.	1,207
162	Optimer Pharmaceuticals, Inc. ●	2,507
22	Salix Pharmaceuticals Ltd. ●	1,129
504	Shionogi & Co., Ltd.	12,397
302	Teva Pharmaceutical Industries Ltd. ADR	11,561
104	UCB S.A. ●	6,122
282	Xenoport, Inc. ●	1,752
12	Zoetis, Inc.	406
		143,064
	Total common stocks
	(cost $379,345)	$506,077

	Total long-term investments
	(cost $379,345)	$506,077

SHORT-TERM INVESTMENTS - 4.0%
	Repurchase Agreements - 4.0%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $846, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $863)
$846	0.17%, 4/30/2013	$846

The accompanying notes are an integral part of these financial statements.

5

The Hartford Healthcare Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 4.0% - (continued)
	Repurchase Agreements - 4.0% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $2,306, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $2,352)
$2,306	0.15%, 4/30/2013		$2,306
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,441, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $4,529)
4,441	0.15%, 4/30/2013		4,441
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $6,167, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $6,291)
6,167	0.14%, 4/30/2013		6,167
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,109, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $1,131)
1,109	0.17%, 4/30/2013		1,109
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,758, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $3,833)
3,758	0.14%, 4/30/2013		3,758
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,642, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $2,695)
2,642	0.17%, 4/30/2013		2,642
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $47, collateralized by U.S. Treasury Note 3.88%, 2018, value of $48)
47	0.13%, 4/30/2013		47
			21,316
	Total short-term investments
	(cost $21,316)		$21,316

	Total investments
	(cost $400,661) ▲	99.6%	$527,393
	Other assets and liabilities	0.4%	2,297
	Total net assets	100.0%	$529,690

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $406,026 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$136,597
Unrealized Depreciation	(15,230)
Net Unrealized Appreciation	$121,367

●	Non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPY	Sell	07/01/2013	DEUT	$10,989	$10,261	$728

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Healthcare Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$506,077	$461,385	$44,692	$–
Short-Term Investments	21,316	–	21,316	–
Total	$527,393	$461,385	$66,008	$–
Foreign Currency Contracts *	728	–	728	–
Total	$728	$–	$728	$–

♦	For the six-month period ended April 30, 2013, investments valued at $1,158 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Healthcare Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $400,661)	$527,393
Cash	1
Unrealized appreciation on foreign currency contracts	728
Receivables:
Investment securities sold	2,262
Fund shares sold	1,411
Dividends and interest	669
Other assets	89
Total assets	532,553
Liabilities:
Payables:
Investment securities purchased	2,367
Fund shares redeemed	274
Investment management fees	78
Administrative fees	1
Distribution fees	33
Accrued expenses	110
Total liabilities	2,863
Net assets	$529,690
Summary of Net Assets:
Capital stock and paid-in-capital	$442,400
Distributions in excess of net investment loss	(761)
Accumulated net realized loss	(39,401)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	127,452
Net assets	$529,690

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$24.33/$25.75
Shares outstanding	13,697
Net assets	$333,173
Class B: Net asset value per share	$21.67
Shares outstanding	669
Net assets	$14,497
Class C: Net asset value per share	$21.79
Shares outstanding	4,235
Net assets	$92,260
Class I: Net asset value per share	$24.90
Shares outstanding	2,193
Net assets	$54,607
Class R3: Net asset value per share	$25.09
Shares outstanding	673
Net assets	$16,895
Class R4: Net asset value per share	$25.68
Shares outstanding	519
Net assets	$13,335
Class R5: Net asset value per share	$26.21
Shares outstanding	39
Net assets	$1,021
Class Y: Net asset value per share	$26.33
Shares outstanding	148
Net assets	$3,902

The accompanying notes are an integral part of these financial statements.

9

The Hartford Healthcare Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,083
Interest	6
Less: Foreign tax withheld	(62)
Total investment income	3,027

Expenses:
Investment management fees	2,056
Administrative services fees
Class R3	14
Class R4	9
Class R5	1
Transfer agent fees
Class A	310
Class B	25
Class C	66
Class I	27
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	363
Class B	70
Class C	394
Class R3	34
Class R4	14
Custodian fees	5
Accounting services fees	32
Registration and filing fees	47
Board of Directors' fees	5
Audit fees	7
Other expenses	47
Total expenses (before waivers and fees paid indirectly)	3,527
Expense waivers	(2)
Transfer agent fee waivers	(5)
Commission recapture	(11)
Total waivers and fees paid indirectly	(18)
Total expenses, net	3,509
Net Investment Loss	(482)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	18,024
Net realized gain on foreign currency contracts	1,829
Net realized loss on other foreign currency transactions	(21)
Net Realized Gain on Investments and Foreign Currency Transactions	19,832
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	69,246
Net unrealized appreciation of foreign currency contracts	457
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	69,705
Net Gain on Investments and Foreign Currency Transactions	89,537
Net Increase in Net Assets Resulting from Operations	$89,055

The accompanying notes are an integral part of these financial statements.

10

The Hartford Healthcare Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment loss	$(482)	$(487)
Net realized gain on investments and foreign currency transactions	19,832	36,622
Net unrealized appreciation of investments and foreign currency transactions	69,705	32,766
Net Increase in Net Assets Resulting from Operations	89,055	68,901
Capital Share Transactions:
Class A	(396)	8,673
Class B	(2,148)	(5,869)
Class C	3,383	(3,804)
Class I	7,880	(180)
Class R3	1,685	5,030
Class R4	(1,229)	1,163
Class R5	(1,813)	729
Class Y	(35)	154
Net increase from capital share transactions	7,327	5,896
Net Increase in Net Assets	96,382	74,797
Net Assets:
Beginning of period	433,308	358,511
End of period	$529,690	$433,308
Undistributed (distribution in excess of) net investment income (loss)	$(761)	$(279)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Healthcare Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Healthcare Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

12

close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

13

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

14

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

15

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$728	$—	$—	$—	$—	$728
Total	$—	$728	$—	$—	$—	$—	$728

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$1,829	$—	$—	$—	$—	$1,829
Total	$—	$1,829	$—	$—	$—	$—	$1,829

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$457	$—	$—	$—	$—	$457
Total	$—	$457	$—	$—	$—	$—	$457

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(53,876)
Unrealized Appreciation †	52,111
Total Accumulated Deficit	$(1,765)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$208
Accumulated Net Realized Gain (Loss)	21
Capital Stock and Paid-in-Capital	(229)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$53,876
Total	$53,876

During the year ended October 31, 2012, the Fund utilized $35,363 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

19

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.42%
Class B	2.25
Class C	2.12
Class I	1.09
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	0.96

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $467 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For

20

Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	4%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$72,266
Sales Proceeds Excluding U.S. Government Obligations	82,673

21

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,407	—	(1,473)	—	(66)	4,253	—	(3,845)	—	408
Amount	$30,986	$—	$(31,382)	$—	$(396)	$79,496	$—	$(70,823)	$—	$8,673
Class B
Shares	14	—	(124)	—	(110)	59	—	(416)	—	(357)
Amount	$265	$—	$(2,413)	$—	$(2,148)	$995	$—	$(6,864)	$—	$(5,869)
Class C
Shares	479	—	(324)	—	155	471	—	(713)	—	(242)
Amount	$9,588	$—	$(6,205)	$—	$3,383	$8,136	$—	$(11,940)	$—	$(3,804)
Class I
Shares	540	—	(206)	—	334	493	—	(517)	—	(24)
Amount	$12,421	$—	$(4,541)	$—	$7,880	$9,483	$—	$(9,663)	$—	$(180)
Class R3
Shares	176	—	(106)	—	70	402	—	(139)	—	263
Amount	$4,014	$—	$(2,329)	$—	$1,685	$7,715	$—	$(2,685)	$—	$5,030
Class R4
Shares	127	—	(191)	—	(64)	270	—	(209)	—	61
Amount	$3,012	$—	$(4,241)	$—	$(1,229)	$5,368	$—	$(4,205)	$—	$1,163
Class R5
Shares	27	—	(103)	—	(76)	60	—	(23)	—	37
Amount	$641	$—	$(2,454)	$—	$(1,813)	$1,202	$—	$(473)	$—	$729
Class Y
Shares	10	—	(12)	—	(2)	25	—	(17)	—	8
Amount	$238	$—	$(273)	$—	$(35)	$501	$—	$(347)	$—	$154
Total
Shares	2,780	—	(2,539)	—	241	6,033	—	(5,879)	—	154
Amount	$61,165	$—	$(53,838)	$—	$7,327	$112,896	$—	$(107,000)	$—	$5,896

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	28	$612
For the Year Ended October 31, 2012	93	$1,727

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford Healthcare Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$20.11	$(0.01)	$4.23	$4.22	$–	$–	$–	$–	$24.33
B	17.99	(0.09)	3.77	3.68	–	–	–	–	21.67
C	18.07	(0.08)	3.80	3.72	–	–	–	–	21.79
I	20.55	0.03	4.32	4.35	–	–	–	–	24.90
R3	20.77	(0.04)	4.36	4.32	–	–	–	–	25.09
R4	21.22	–	4.46	4.46	–	–	–	–	25.68
R5	21.62	0.04	4.55	4.59	–	–	–	–	26.21
Y	21.71	0.04	4.58	4.62	–	–	–	–	26.33

For the Year Ended October 31, 2012
A	16.80	–	3.31	3.31	–	–	–	–	20.11
B	15.15	(0.17)	3.01	2.84	–	–	–	–	17.99
C	15.20	(0.12)	2.99	2.87	–	–	–	–	18.07
I	17.10	0.07	3.38	3.45	–	–	–	–	20.55
R3	17.38	(0.02)	3.41	3.39	–	–	–	–	20.77
R4	17.70	0.02	3.50	3.52	–	–	–	–	21.22
R5	17.98	0.08	3.56	3.64	–	–	–	–	21.62
Y	18.05	0.10	3.56	3.66	–	–	–	–	21.71

For the Year Ended October 31, 2011 (E)
A	15.21	(0.04)	1.63	1.59	–	–	–	–	16.80
B	13.83	(0.16)	1.48	1.32	–	–	–	–	15.15
C	13.86	(0.14)	1.48	1.34	–	–	–	–	15.20
I	15.44	0.02	1.64	1.66	–	–	–	–	17.10
R3	15.76	(0.07)	1.69	1.62	–	–	–	–	17.38
R4	16.01	(0.02)	1.71	1.69	–	–	–	–	17.70
R5	16.21	0.04	1.73	1.77	–	–	–	–	17.98
Y	16.26	0.05	1.74	1.79	–	–	–	–	18.05

For the Year Ended October 31, 2010
A	13.07	–	2.14	2.14	–	–	–	–	15.21
B	11.98	(0.14)	1.99	1.85	–	–	–	–	13.83
C	11.99	(0.11)	1.98	1.87	–	–	–	–	13.86
I	13.23	0.04	2.17	2.21	–	–	–	–	15.44
R3	13.57	(0.02)	2.21	2.19	–	–	–	–	15.76
R4	13.74	0.02	2.25	2.27	–	–	–	–	16.01
R5	13.87	0.06	2.28	2.34	–	–	–	–	16.21
Y	13.90	0.08	2.28	2.36	–	–	–	–	16.26

For the Year Ended October 31, 2009 (E)
A	12.69	(0.02)	1.01	0.99	–	(0.61)	–	(0.61)	13.07
B	11.74	(0.08)	0.93	0.85	–	(0.61)	–	(0.61)	11.98
C	11.78	(0.10)	0.92	0.82	–	(0.61)	–	(0.61)	11.99
I	12.81	0.01	1.02	1.03	–	(0.61)	–	(0.61)	13.23
R3	13.19	(0.05)	1.04	0.99	–	(0.61)	–	(0.61)	13.57
R4	13.29	–	1.06	1.06	–	(0.61)	–	(0.61)	13.74
R5	13.38	0.03	1.07	1.10	–	(0.61)	–	(0.61)	13.87
Y	13.40	0.01	1.10	1.11	–	(0.61)	–	(0.61)	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	(4.83)	(4.86)	–	(1.30)	–	(1.30)	12.69
B	17.67	(0.18)	(4.45)	(4.63)	–	(1.30)	–	(1.30)	11.74
C	17.71	(0.14)	(4.49)	(4.63)	–	(1.30)	–	(1.30)	11.78
I	18.96	0.01	(4.86)	(4.85)	–	(1.30)	–	(1.30)	12.81
R3	19.59	(0.03)	(5.07)	(5.10)	–	(1.30)	–	(1.30)	13.19
R4	19.66	–	(5.07)	(5.07)	–	(1.30)	–	(1.30)	13.29
R5	19.70	0.03	(5.05)	(5.02)	–	(1.30)	–	(1.30)	13.38
Y	19.74	0.05	(5.09)	(5.04)	–	(1.30)	–	(1.30)	13.40

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

20.98	%(F)	$333,173	1.43	%(G)	1.43	%(G)	(0.09	)%(G)	16%
20.46	(F)	14,497	2.33	(G)	2.25	(G)	(0.92	)(G)	–
20.59	(F)	92,260	2.13	(G)	2.13	(G)	(0.80	)(G)	–
21.17	(F)	54,607	1.09	(G)	1.09	(G)	0.23	(G)	–
20.80	(F)	16,895	1.67	(G)	1.65	(G)	(0.32	)(G)	–
21.02	(F)	13,335	1.37	(G)	1.35	(G)	(0.03	)(G)	–
21.23	(F)	1,021	1.08	(G)	1.05	(G)	0.31	(G)	–
21.28	(F)	3,902	0.96	(G)	0.96	(G)	0.37	(G)	–

19.70		276,741	1.47		1.47		–		46
18.75		14,015	2.38		2.28		(0.84)		–
18.88		73,728	2.17		2.17		(0.71)		–
20.18		38,199	1.11		1.11		0.35		–
19.51		12,521	1.69		1.65		(0.15)		–
19.89		12,363	1.38		1.35		0.11		–
20.24		2,489	1.09		1.05		0.43		–
20.28		3,252	0.98		0.98		0.48		–

10.45		224,294	1.49		1.49		(0.24)		44
9.54		17,208	2.38		2.28		(1.04)		–
9.67		65,692	2.18		2.18		(0.93)		–
10.75		32,213	1.18		1.18		0.09		–
10.28		5,905	1.71		1.65		(0.39)		–
10.56		9,241	1.39		1.35		(0.09)		–
10.92		1,403	1.09		1.05		0.21		–
11.01		2,555	0.99		0.99		0.27		–

16.37		236,781	1.49		1.49		(0.03)		36
15.44		23,023	2.39		2.28		(0.84)		–
15.60		71,124	2.18		2.18		(0.72)		–
16.70		14,176	1.22		1.22		0.24		–
16.14		3,549	1.70		1.70		(0.17)		–
16.52		7,939	1.37		1.37		0.11		–
16.87		1,895	1.08		1.08		0.38		–
16.98		2,294	0.97		0.97		0.50		–

8.48		234,603	1.58		1.55		(0.18)		80
7.95		31,746	2.54		2.11		(0.75)		–
7.66		74,424	2.28		2.28		(0.91)		–
8.73		15,934	1.27		1.27		0.04		–
8.15		1,330	1.79		1.79		(0.36)		–
8.64		6,147	1.40		1.40		–		–
8.89		1,412	1.11		1.11		0.27		–
8.95		1,813	0.99		0.99		0.11		–

(27.59)		299,699	1.41		1.41		(0.18)		67
(28.17)		45,475	2.32		2.24		(1.02)		–
(28.10)		93,208	2.15		2.15		(0.92)		–
(27.36)		43,036	1.11		1.11		0.10		–
(27.78)		503	1.91		1.85		(0.67)		–
(27.52)		3,921	1.35		1.35		(0.02)		–
(27.18)		1,449	1.05		1.05		0.27		–
(27.23)		155,104	0.95		0.95		0.28		–

25

The Hartford Healthcare Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

26

The Hartford Healthcare Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

28

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Healthcare Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,209.80	$7.81	$1,000.00	$1,017.73	$7.13	1.43%	181	365
Class B	$1,000.00	$1,204.60	$12.32	$1,000.00	$1,013.62	$11.25	2.25	181	365
Class C	$1,000.00	$1,205.90	$11.65	$1,000.00	$1,014.24	$10.63	2.13	181	365
Class I	$1,000.00	$1,211.70	$5.98	$1,000.00	$1,019.39	$5.46	1.09	181	365
Class R3	$1,000.00	$1,208.00	$9.05	$1,000.00	$1,016.60	$8.27	1.65	181	365
Class R4	$1,000.00	$1,210.20	$7.41	$1,000.00	$1,018.09	$6.77	1.35	181	365
Class R5	$1,000.00	$1,212.30	$5.77	$1,000.00	$1,019.58	$5.27	1.05	181	365
Class Y	$1,000.00	$1,212.80	$5.29	$1,000.00	$1,020.01	$4.83	0.96	181	365

30

The Hartford Healthcare Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Healthcare Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

31

The Hartford Healthcare Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford Healthcare Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Health Sector Risk: Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

33

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-HC13 4/13 113984 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD HIGH YIELD FUND 2013 Semi Annual Report

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford High Yield Fund inception 09/30/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
High Yield A#	6.42%	11.76%	9.01%	7.68%
High Yield A##		6.73%	8.02%	7.19%
High Yield B#	5.92%	11.00%	8.21%	7.08%*
High Yield B##		6.00%	7.92%	7.08%*
High Yield C#	6.04%	10.97%	8.22%	6.92%
High Yield C##		9.97%	8.22%	6.92%
High Yield I#	6.51%	12.13%	9.41%	7.91%
High Yield R3#	6.26%	11.58%	8.72%	7.68%
High Yield R4#	6.41%	11.90%	9.07%	7.89%
High Yield R5#	6.57%	12.10%	9.33%	8.06%
High Yield Y#	6.47%	12.17%	9.38%	8.10%
Barclays U.S. Corporate High-Yield Index	7.26%	13.98%	11.11%	9.69%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Corporate High-Yield Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the invdestment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford High Yield Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
High Yield Class A	1.05%	1.12%
High Yield Class B	1.80%	2.00%
High Yield Class C	1.80%	1.82%
High Yield Class I	0.80%	0.83%
High Yield Class R3	1.35%	1.49%
High Yield Class R4	1.05%	1.16%
High Yield Class R5	0.75%	0.86%
High Yield Class Y	0.70%	0.73%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Christopher A. Jones, CFA
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 6.42%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High-Yield Index, which returned 7.26% for the same period. The Fund also underperformed the 6.88% average return of the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities, outperformed Treasuries on a duration-adjusted basis.

High Yield outperformed all other U.S. fixed income sectors over the six-month period on both a total return and excess return basis. The Barclays U.S. Corporate High-Yield Index returned 7.26% for the six-months ended April 30, 2013 and outperformed duration equivalent Treasuries by 6.4%. The Option-Adjusted Spread of the Barclays U.S. Corporate High-Yield Index was 4.3% on April 30, 2013, a decrease of 1.11% (from 5.4%) from October 31, 2012.

The Fund underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index, during the six-month period as the Fund maintained a slightly defensive, higher quality bias relative to the index. Additionally, both sector allocation and security selection decisions weighed on relative results. An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the technology sector contributed modestly to relative performance during the period, while an overweight to the media cable sector detracted from relative returns. We view the media cable segment as attractive due to

3

The Hartford High Yield Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

its historically stable cash flows, high Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) margins, and relatively strong balance sheets of issuers across the sector. Historically, these characteristics have allowed the sector to perform well across the down side of credit cycles. Within the technology sector, we see the best opportunities in payment processing and service companies. This is due to their recurring revenue streams, low capital expenditures, and high barriers to entry. We are generally more skeptical of hardware companies. Within the wireless sector, exposure to NII Holdings represented the primary contributor to positive relative performance during the period. NII Holdings showed an improvement in operations and announced a tower sale in Peru which improved the firm’s liquidity profile. Within the chemicals sector, an overweight to Ferro Corp benefitted relative returns. Ferro had weak fourth quarter results due to soft demand in solar and overall weakness in Europe. In the energy sector, an overweight to Endeavor International detracted from relative results. The company had to suspend drilling in a North Sea well damaged by a severe storm and was exploring possible asset sales. Finally, an overweight to Radiation Therapy hurt relative performance in the health care sector. The combination of reimbursement cuts and volume challenges within the prostate business line have made 2013 a difficult year for Radiation Therapy.

Bond credit quality positioning had minimal impact on performance during the period, although a slight underweight to CCC-rated bonds modestly detracted from relative results, as risk assets rallied during the period. A small cash position also served as a drag to relative performance. Finally, the Barclays U.S. Corporate High-Yield Index credit default swap positions, implemented to gain synthetic index exposure, modestly helped relative performance.

What is the outlook?

Our outlook for U.S. high yield bonds remains positive, given what we believe are strong fundamentals, attractive yield advantage, and a supportive technical backdrop, albeit less robust than last year. The trailing 12-month par-weighted default rate declined to 0.99% in April, well below the 25-year average of 4.2% (source JP Morgan). We believe that issuers have meaningfully strengthened their balance sheets and liquidity positions since the 2008 credit crisis, and proceeds from new issuance have been used mainly to refinance existing debt, although there are signs of a pickup in shareholder-friendly actions such as Mergers & Acquisitions activity and leveraged buyouts. The sector’s average yield of 5.2% compares favorably to other fixed income sectors. However, with many bond issues trading above par, it appears that capital appreciation is likely to be limited because of the callable nature of high yield debt.

In aggregate, we recognize the risks of a severe macro economic backdrop. However, we believe that high yield still offers a reasonably attractive entry point for investors with a longer-time horizon. Over the course of 2013, we expect that a sustained global low-interest-rate environment will drive continued brisk demand for high-yield assets from income-hungry investors.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Baa / BBB	1.8%
Ba / BB	30.6
B	40.0
Caa / CCC or Lower	17.1
Unrated	3.4
Non-Debt Securities and Other Short-Term Instruments	5.8
Other Assets & Liabilities	1.3
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.8%
Administrative Waste Management and Remediation	1.5
Agriculture, Forestry, Fishing and Hunting	0.2
Arts, Entertainment and Recreation	8.6
Beverage and Tobacco Product Manufacturing	0.6
Chemical Manufacturing	2.0
Computer and Electronic Product Manufacturing	2.8
Construction	3.2
Fabricated Metal Product Manufacturing	0.9
Finance and Insurance	12.8
Food Manufacturing	0.5
Food Services	0.6
Furniture and Related Product Manufacturing	0.1
Health Care and Social Assistance	6.7
Information	17.0
Machinery Manufacturing	1.0
Mining	2.6
Miscellaneous Manufacturing	1.9
Motor Vehicle and Parts Manufacturing	1.7
Nonmetallic Mineral Product Manufacturing	1.3
Other Services	1.1
Paper Manufacturing	0.3
Petroleum and Coal Products Manufacturing	6.8
Pipeline Transportation	1.9
Plastics and Rubber Products Manufacturing	1.0
Primary Metal Manufacturing	0.3
Printing and Related Support Activities	0.3
Professional, Scientific and Technical Services	1.0
Real Estate, Rental and Leasing	5.0
Retail Trade	4.2
Transportation Equipment Manufacturing	0.4
Utilities	2.4
Wholesale Trade	0.4
Total	92.9%
Equity Securities
Diversified Financials	1.1
Energy	0.1
Software and Services	0.0
Telecommunication Services	0.2
Total	1.4%
Short-Term Investments	4.4
Other Assets and Liabilities	1.3
Total	100.0%

5

The Hartford High Yield Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Finance and Insurance - 0.0%
		Soundview NIM Trust
	$920	0.00%, 12/25/2036 ■●	$—

		Total asset & commercial mortgage backed securities
		(cost $916)	$—

CORPORATE BONDS - 90.4%
		Accommodation and Food Services - 1.8%
		Caesars Entertainment Operating Co., Inc.
	$4,075	8.50%, 02/15/2020	$3,932
		Caesars Operating Escrow
	1,815	9.00%, 02/15/2020 ■	1,788
		Choice Hotels International, Inc.
	211	5.70%, 08/28/2020	233
	2,770	5.75%, 07/01/2022 ‡	3,103
		Wynn Las Vegas LLC
	1,456	7.75%, 08/15/2020	1,667
			10,723
		Administrative Waste Management and Remediation - 1.5%
		Casella Waste Systems, Inc.
	1,770	7.75%, 02/15/2019	1,712
		Equinix, Inc.
	150	4.88%, 04/01/2020	157
	895	5.38%, 04/01/2023	937
	1,455	7.00%, 07/15/2021	1,648
		Iron Mountain, Inc.
	1,585	5.75%, 08/15/2024	1,633
	2,631	7.75%, 10/01/2019	2,973
			9,060
		Agriculture, Forestry, Fishing and Hunting - 0.2%
		Ainsworth Lumber Ltd.
	990	7.50%, 12/15/2017 ■	1,079

		Arts, Entertainment and Recreation - 8.6%
		AMC Entertainment, Inc.
	4,211	8.75%, 06/01/2019	4,637
	2,039	9.75%, 12/01/2020	2,370
		Carlson Wagonlit B.V.
	936	6.88%, 06/15/2019 ■	992
		CCO Holdings LLC
	5,130	5.25%, 09/30/2022	5,226
	1,640	7.25%, 10/30/2017	1,775
	3,435	7.38%, 06/01/2020	3,856
	2,170	8.13%, 04/30/2020	2,452
		Cedar Fair L.P.
	1,560	5.25%, 03/15/2021 ■	1,595
		Chester Downs & Marina LLC
	721	9.25%, 02/01/2020 ■	695
		Cinemark USA, Inc.
	370	5.13%, 12/15/2022 ■	383
		Emdeon, Inc.
	1,625	11.00%, 12/31/2019	1,897
		Fidelity National Information Services, Inc.
	1,945	5.00%, 03/15/2022 ╦	2,144
		Gray Television, Inc.
	3,375	7.50%, 10/01/2020	3,662
		Great Canadian Gaming Co.
CAD	935	6.63%, 07/25/2022 ■	975
		Greektown Superholdings, Inc.
	2,840	13.00%, 07/01/2015	3,050
		Isle of Capri Casinos, Inc.
	2,970	8.88%, 06/15/2020	3,267
		NAI Entertainment Holdings LLC
	860	8.25%, 12/15/2017 ■	933
		NBC Universal Enterprise
	1,980	5.25%, 12/19/2049 ■	1,999
		Regal Entertainment Group
	336	5.75%, 02/01/2025	339
	2,450	9.13%, 08/15/2018	2,744
		Sirius XM Radio, Inc.
	5,025	5.25%, 08/15/2022 ■	5,188
		Univision Communications, Inc.
	2,090	6.75%, 09/15/2022 ■	2,320
			52,499
		Beverage and Tobacco Product Manufacturing - 0.6%
		Constellation Brands, Inc.
	380	4.25%, 05/01/2023 ☼	380
	2,830	6.00%, 05/01/2022	3,265
			3,645
		Chemical Manufacturing - 2.0%
		Ferro Corp.
	2,632	7.88%, 08/15/2018	2,770
		Hexion Specialty Chemicals
	2,145	8.88%, 02/01/2018	2,274
		Hexion U.S. Finance Corp.
	880	6.63%, 04/15/2020	917
		Ineos Group Holdings plc
	4,579	8.50%, 02/15/2016 ■	4,654
		MPM Escrow LLC/MPM Finance Corp.
	1,455	8.88%, 10/15/2020	1,586
			12,201
		Computer and Electronic Product Manufacturing - 2.8%
		CDW Escrow Corp.
	5,970	8.50%, 04/01/2019	6,694
		CDW LLC/CDW Finance
	1,970	8.00%, 12/15/2018	2,209
		Freescale Semiconductor, Inc.
	1,390	8.05%, 02/01/2020	1,498
	1,165	9.25%, 04/15/2018 ■	1,282
		Micron Technology, Inc.
	1,020	1.63%, 02/15/2033 ۞■	1,155
	869	2.13%, 02/15/2033 ۞■	969
		ON Semiconductor Corp.
	887	2.63%, 12/15/2026 ۞	1,008
		Seagate HDD Cayman
	1,555	7.75%, 12/15/2018	1,714
		Sensata Technologies B.V.
	680	4.88%, 10/15/2023 ■	695
			17,224
		Construction - 3.2%
		American Builders & Contractors Supply Co., Inc.
	535	5.63%, 04/15/2021 ■	556
		K Hovnanian Enterprises, Inc.
	2,426	9.13%, 11/15/2020 ■	2,754

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 90.4% - (continued)
	Construction - 3.2% - (continued)
	KB Home
$1,895	1.38%, 02/01/2019 ۞	$2,197
1,635	7.50%, 09/15/2022	1,864
2,660	8.00%, 03/15/2020	3,132
	Lennar Corp.
3,630	4.75%, 12/15/2017	3,843
2,095	4.75%, 11/15/2022 ■	2,111
	Pulte Homes, Inc.
570	6.38%, 05/15/2033	579
1,523	7.88%, 06/15/2032	1,692
	Ryland Group, Inc.
705	5.38%, 10/01/2022	731
		19,459
	Fabricated Metal Product Manufacturing - 0.9%
	BWAY Holding Co.
1,473	10.00%, 06/15/2018	1,650
	Masco Corp.
1,430	5.85%, 03/15/2017	1,579
795	5.95%, 03/15/2022	900
225	7.13%, 03/15/2020	262
	Ply Gem Industries, Inc.
890	9.38%, 04/15/2017	982
		5,373
	Finance and Insurance - 12.2%
	Ally Financial, Inc.
4,240	5.50%, 02/15/2017	4,621
2,265	7.50%, 09/15/2020	2,797
	CIT Group, Inc.
1,555	5.25%, 03/15/2018	1,718
5,299	5.50%, 02/15/2019 ■	5,975
2,260	6.63%, 04/01/2018 ■	2,639
	Community Choice Financial, Inc.
2,700	10.75%, 05/01/2019	2,626
	Credit Acceptance Corp.
1,036	9.13%, 02/01/2017	1,129
	Felcor Lodging L.P.
3,510	5.63%, 03/01/2023 ■	3,637
	Fibria Overseas Finance Ltd.
2,505	7.50%, 05/04/2020 ■	2,850
	Ineos Finance plc
821	7.50%, 05/01/2020 ■	918
691	8.38%, 02/15/2019 ■	779
1,285	9.00%, 05/15/2015 ■	1,346
	ING US, Inc.
1,795	5.50%, 07/15/2022 ■	2,041
	Ladder Capital Finance Holdings LLC
2,355	7.38%, 10/01/2017 ■	2,446
	Lloyds Banking Group plc
4,380	7.88%, 11/01/2020 ■	4,783
	National Money Mart Co.
2,615	10.38%, 12/15/2016	2,814
	Nationstar Mortgage LLC
140	6.50%, 07/01/2021 ■	147
2,496	7.88%, 10/01/2020 ■	2,796
	Nuveen Investments, Inc.
2,865	9.13%, 10/15/2017 ■	3,058
2,390	9.50%, 10/15/2020 ■	2,575
	Provident Funding Associates L.P.
3,464	10.25%, 04/15/2017 ■	3,871
	Royal Bank of Scotland Group plc
4,255	6.13%, 12/15/2022	4,578
	SLM Corp.
1,735	6.25%, 01/25/2016	1,887
1,354	7.25%, 01/25/2022	1,506
1,655	8.45%, 06/15/2018	1,943
	Softbank Corp.
2,600	4.50%, 04/15/2020 ■	2,694
	TitleMax, Inc.
3,655	13.25%, 07/15/2015	3,984
	UBS AG Stamford CT
1,885	7.63%, 08/17/2022	2,186
		74,344
	Food Manufacturing - 0.5%
	Pinnacle Foods Finance LLC
2,695	4.88%, 05/01/2021 ■	2,773

	Food Services - 0.6%
	ARAMARK Corp.
3,440	5.75%, 03/15/2020 ■	3,603

	Furniture and Related Product Manufacturing - 0.1%
	Tempur-Pedic International, Inc.
410	6.88%, 12/15/2020 ■	447

	Health Care and Social Assistance - 6.6%
	Alere, Inc.
3,115	9.00%, 05/15/2016	3,271
	Biomet, Inc.
4,170	6.50%, 08/01/2020 - 10/01/2020 ■	4,411
	Community Health Systems, Inc.
1,675	5.13%, 08/15/2018	1,792
1,985	7.13%, 07/15/2020	2,218
	Exelixis, Inc.
1,200	4.25%, 08/15/2019 ۞	1,248
	Fresenius Medical Care U.S. Finance II, Inc.
2,045	5.88%, 01/31/2022 ■	2,342
	HCA Holdings, Inc.
1,735	6.25%, 02/15/2021	1,900
	HCA, Inc.
3,005	7.25%, 09/15/2020	3,332
6,576	7.50%, 11/15/2095	6,099
1,724	8.50%, 04/15/2019	1,901
	Health Management Associates, Inc.
2,562	7.38%, 01/15/2020	2,844
	Hologic, Inc.
2,925	2.00%, 03/01/2042 ۞	2,982
310	6.25%, 08/01/2020	335
	Radiation Therapy Services, Inc.
571	8.88%, 01/15/2017	545
2,500	9.88%, 04/15/2017	1,500
	Savient Pharmaceuticals, Inc.
2,815	4.75%, 02/01/2018 ۞	676
	Tenet Healthcare Corp.
1,075	4.50%, 04/01/2021 ■	1,096
1,610	4.75%, 06/01/2020 ■	1,674
		40,166

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 90.4% - (continued)
	Information - 16.8%
	Altice Financing S.A.
$1,285	7.88%, 12/15/2019 ■	$1,420
925	9.88%, 12/15/2020 ■	1,054
	Audatex North America, Inc.
2,265	6.75%, 06/15/2018 ■	2,438
	CSC Holdings, Inc.
1,505	7.63%, 07/15/2018	1,768
	DISH DBS Corp.
1,770	5.00%, 03/15/2023 ■	1,717
3,655	5.88%, 07/15/2022	3,728
1,345	6.75%, 06/01/2021	1,453
3,997	7.88%, 09/01/2019	4,557
	First Data Corp.
1,525	6.75%, 11/01/2020 ■	1,635
4,945	7.38%, 06/15/2019 ■	5,378
3,805	8.25%, 01/15/2021 ■	4,043
	GCI, Inc.
550	6.75%, 06/01/2021	525
	Harron Communications L.P.
2,630	9.13%, 04/01/2020 ■	2,982
	Hughes Satellite Systems Corp.
2,300	6.50%, 06/15/2019	2,559
	Inmarsat Finance plc
615	7.38%, 12/01/2017 ■	653
	Intelsat Jackson Holdings S.A.
1,315	7.50%, 04/01/2021	1,483
4,034	8.50%, 11/01/2019	4,538
	Intelsat Luxembourg S.A.
640	6.75%, 06/01/2018 ■	674
6,050	7.75%, 06/01/2021 ■	6,383
	InterActiveCorp
1,035	4.75%, 12/15/2022 ■	1,040
	Lawson Software, Inc.
1,780	9.38%, 04/01/2019	2,029
	Level 3 Communications, Inc.
405	8.88%, 06/01/2019 ■	447
	Level 3 Escrow, Inc.
541	8.13%, 07/01/2019	596
	Level 3 Financing, Inc.
1,119	7.00%, 06/01/2020 ■	1,183
4,355	10.00%, 02/01/2018	4,796
	MetroPCS Wireless, Inc.
1,580	6.63%, 11/15/2020	1,710
3,340	7.88%, 09/01/2018	3,678
	Nara Cable Funding Ltd.
3,290	8.88%, 12/01/2018 ■	3,520
	NII Capital Corp.
2,420	7.63%, 04/01/2021	2,142
	NII International Telecom Sarl
600	11.38%, 08/15/2019 ■	693
	Paetec Holding Corp.
1,361	9.88%, 12/01/2018	1,565
	SBA Communications Corp.
840	5.63%, 10/01/2019 ■	884
	SBA Telecommunications, Inc.
671	5.75%, 07/15/2020 ■	715
	Softbrands, Inc.
1,840	11.50%, 07/15/2018	2,171
	Sprint Nextel Corp.
1,255	7.00%, 03/01/2020 ■	1,427
2,103	9.00%, 11/15/2018 ■	2,587
	Syniverse Holdings, Inc.
3,595	9.13%, 01/15/2019	3,981
	Unitymedia Hessen GmbH & Co.
4,445	5.50%, 01/15/2023 ■	4,601
	UPCB Finance III Ltd.
2,015	6.63%, 07/01/2020 ■	2,191
	UPCB Finance VI Ltd.
1,310	6.88%, 01/15/2022 ■	1,438
	Videotron Ltee
1,651	9.13%, 04/15/2018	1,738
	Wind Acquisition Finance S.A.
1,185	6.50%, 04/30/2020 ■	1,241
1,360	7.25%, 02/15/2018 ■	1,428
	Windstream Corp.
905	6.38%, 08/01/2023	937
2,050	7.50%, 04/01/2023	2,234
1,045	7.75%, 10/15/2020	1,147
	Zayo Group LLC
445	8.13%, 01/01/2020	502
320	10.13%, 07/01/2020	378
		101,987
	Machinery Manufacturing - 1.0%
	Case New Holland, Inc.
4,344	7.88%, 12/01/2017	5,169
	Gibraltar Industries, Inc.
685	6.25%, 02/01/2021 ■	735
	Weekley Homes LLC
395	6.00%, 02/01/2023 ■	410
		6,314
	Mining - 2.2%
	American Rock Salt Co. LLC
756	8.25%, 05/01/2018 ■	731
	FMG Resources Pty Ltd.
571	6.00%, 04/01/2017 ■	594
6,019	7.00%, 11/01/2015 ■	6,305
	Peabody Energy Corp.
4,055	6.00%, 11/15/2018	4,379
1,116	6.50%, 09/15/2020	1,217
		13,226
	Miscellaneous Manufacturing - 1.9%
	BE Aerospace, Inc.
1,558	6.88%, 10/01/2020	1,749
	DigitalGlobe, Inc.
2,655	5.25%, 02/01/2021 ■	2,681
	Reynolds Group Issuer, Inc.
850	7.13%, 04/15/2019 Δ	916
1,275	7.88%, 08/15/2019	1,428
	TransDigm Group, Inc.
915	5.50%, 10/15/2020 ■	977
3,645	7.75%, 12/15/2018	4,037
		11,788
	Motor Vehicle and Parts Manufacturing - 1.7%
	American Axle & Manufacturing Holdings, Inc.
1,485	6.63%, 10/15/2022	1,587

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 90.4% - (continued)
	Motor Vehicle and Parts Manufacturing - 1.7% - (continued)
	Meritor, Inc.
$3,510	10.63%, 03/15/2018	$3,870
	Tenneco, Inc.
2,485	7.75%, 08/15/2018	2,730
	TRW Automotive, Inc.
1,220	7.25%, 03/15/2017 ■	1,411
390	8.88%, 12/01/2017 ■	422
		10,020
	Nonmetallic Mineral Product Manufacturing - 1.3%
	Ardagh Packaging Finance plc
340	4.88%, 11/15/2020 ■	348
1,050	7.00%, 11/15/2020 ■	1,110
323	7.38%, 10/15/2017 ■	356
1,987	9.13%, 10/15/2020 ■	2,245
	Cemex S.A.B. de C.V.
1,085	3.75%, 03/15/2018	1,430
	Silgan Holdings, Inc.
2,050	5.00%, 04/01/2020	2,132
		7,621
	Other Services - 1.1%
	Service Corp. International
990	7.00%, 05/15/2019	1,083
4,565	7.63%, 10/01/2018	5,426
		6,509
	Paper Manufacturing - 0.3%
	Boise Cascade LLC
775	6.38%, 11/01/2020 ■	829
	Clearwater Paper Corp.
540	4.50%, 02/01/2023 ■	537
	P.H. Glatfelter Co.
415	5.38%, 10/15/2020	438
		1,804
	Petroleum and Coal Products Manufacturing - 6.8%
	Antero Resources Finance Corp.
2,745	6.00%, 12/01/2020	2,903
2,555	7.25%, 08/01/2019	2,772
	Chesapeake Energy Corp.
3,528	2.50%, 05/15/2037 ۞	3,407
	Continental Resources, Inc.
2,740	5.00%, 09/15/2022	2,980
	Denbury Resources, Inc.
2,295	4.63%, 07/15/2023	2,318
	Endeavour International Corp.
2,487	12.00%, 03/01/2018	2,356
	EPE Holding/EP Energy Bond
1,210	8.13%, 12/15/2017 ■Þ	1,253
	Everest Acquisition LLC
405	6.88%, 05/01/2019	443
3,865	9.38%, 05/01/2020	4,503
	Ferrellgas Partners L.P.
2,595	6.50%, 05/01/2021	2,731
	Harvest Operations Corp.
1,336	6.88%, 10/01/2017	1,496
	MEG Energy Corp.
1,175	6.38%, 01/30/2023 ■	1,240
	Newfield Exploration Co.
1,700	5.63%, 07/01/2024	1,828
1,464	5.75%, 01/30/2022	1,620
	Plains Exploration & Production Co.
474	6.75%, 02/01/2022	536
	Range Resources Corp.
1,160	5.00%, 08/15/2022	1,235
1,245	5.75%, 06/01/2021	1,360
	Rosetta Resources, Inc.
1,725	5.63%, 05/01/2021 ☼	1,798
2,387	9.50%, 04/15/2018	2,644
	Seadrill Ltd.
2,000	5.63%, 09/15/2017 ■	2,045
		41,468
	Pipeline Transportation - 1.9%
	El Paso Corp.
2,245	7.00%, 06/15/2017	2,583
365	7.75%, 01/15/2032	416
2,218	7.80%, 08/01/2031	2,510
	Energy Transfer Equity L.P.
1,757	7.50%, 10/15/2020	2,056
	Kinder Morgan Finance Co.
2,025	6.00%, 01/15/2018 ■	2,249
	MarkWest Energy Partners L.P.
700	5.50%, 02/15/2023	768
960	6.25%, 06/15/2022	1,068
		11,650
	Plastics and Rubber Products Manufacturing - 1.0%
	Associated Materials LLC
115	9.13%, 11/01/2017	124
815	9.13%, 11/01/2017 ■☼	879
	Continental Rubber of America Corp.
2,455	4.50%, 09/15/2019 ■	2,548
	Nortek, Inc.
1,575	8.50%, 04/15/2021	1,760
945	8.50%, 04/15/2021 ■	1,054
		6,365
	Primary Metal Manufacturing - 0.3%
	Novelis, Inc.
1,608	8.75%, 12/15/2020	1,825

	Printing and Related Support Activities - 0.3%
	Quebecor Media, Inc.
1,540	5.75%, 01/15/2023 ■	1,605

	Professional, Scientific and Technical Services - 1.0%
	Lamar Media Corp.
1,035	7.88%, 04/15/2018	1,131
	SunGard Data Systems, Inc.
710	6.63%, 11/01/2019 ■	755
2,615	7.38%, 11/15/2018	2,824
1,075	7.63%, 11/15/2020	1,188
		5,898
	Real Estate, Rental and Leasing - 5.0%
	Air Lease Corp.
1,140	4.75%, 03/01/2020	1,180
3,751	6.13%, 04/01/2017	4,107
	Ashtead Capital, Inc.
285	6.50%, 07/15/2022 ■	314
	CBRE Services, Inc.
2,665	5.00%, 03/15/2023	2,728

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 90.4% - (continued)
	Real Estate, Rental and Leasing - 5.0% - (continued)
	Hertz Global Holdings, Inc.
$890	5.88%, 10/15/2020	$972
580	6.25%, 10/15/2022	649
	International Lease Finance Corp.
3,380	5.75%, 05/15/2016	3,677
6,990	5.88%, 04/01/2019 - 08/15/2022	7,686
1,220	6.25%, 05/15/2019	1,368
2,270	8.88%, 09/01/2017	2,755
	Realogy Corp.
1,282	7.63%, 01/15/2020 ■	1,471
	United Rental Financing Escrow Corp.
377	7.38%, 05/15/2020	427
	United Rentals North America, Inc.
1,393	5.75%, 07/15/2018	1,519
925	6.13%, 06/15/2023	997
375	7.63%, 04/15/2022	430
		30,280
	Retail Trade - 3.6%
	99 Cents Only Stores
2,510	11.00%, 12/15/2019	2,899
	AmeriGas Partners L.P.
2,266	6.25%, 08/20/2019	2,453
	Building Materials Corp.
2,001	7.50%, 03/15/2020 ■	2,211
	GRD Holding III Corp.
2,560	10.75%, 06/01/2019 ■	2,749
	JC Penney Corp., Inc.
1,035	5.65%, 06/01/2020	889
955	6.38%, 10/15/2036	765
1,770	7.40%, 04/01/2037	1,485
185	7.95%, 04/01/2017	181
	Michaels Stores, Inc.
2,885	7.75%, 11/01/2018	3,170
	PC Merger Sub, Inc.
2,395	8.88%, 08/01/2020 ■	2,706
	Sally Holdings LLC
985	5.75%, 06/01/2022	1,061
985	6.88%, 11/15/2019	1,102
		21,671
	Transportation Equipment Manufacturing - 0.4%
	Huntington Ingalls Industries, Inc.
2,065	7.13%, 03/15/2021	2,297

	Utilities - 1.8%
	AES (The) Corp.
2,915	8.00%, 10/15/2017	3,491
1,636	9.75%, 04/15/2016	1,980
	Calpine Corp.
2,182	7.88%, 01/15/2023 ■	2,498
	Dolphin Subsidiary II, Inc.
990	7.25%, 10/15/2021	1,054
	Texas Competitive Electric Co.
2,400	11.50%, 10/01/2020 ■	1,890
		10,913
	Wholesale Trade - 0.4%
	J.M. Huber Corp.
2,370	9.88%, 11/01/2019 ■	2,726

	Total corporate bonds
	(cost $516,075)	$548,563

SENIOR FLOATING RATE INTERESTS ♦ - 2.5%
	Finance and Insurance - 0.6%
	Asurion LLC
$1,612	4.50%, 05/24/2019	$1,630
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
1,850	4.20%, 11/29/2013	1,813
		3,443
	Health Care and Social Assistance - 0.1%
	Hologic, Inc.
556	4.50%, 08/01/2019	563

	Information - 0.2%
	Alcatel-Lucent
975	6.25%, 06/29/2016	989
424	7.25%, 01/30/2019	434
		1,423
	Mining - 0.4%
	Arch Coal, Inc.
2,650	5.75%, 05/16/2018	2,684

	Retail Trade - 0.6%
	EB Sports Corp.
3,694	11.50%, 12/31/2015 Þ	3,657

	Utilities - 0.6%
	Texas Competitive Electric Holdings Co. LLC
5,000	4.73%, 10/10/2017	3,677

	Total senior floating rate interests
	(cost $14,843)	$15,447

COMMON STOCKS - 0.1%
	Energy - 0.1%
104,555	KCA Deutag ⌂●†	$494

	Software and Services - 0.0%
16	Stratus Technologies, Inc. ⌂●†	27

	Total common stocks
	(cost $1,417)	$521

PREFERRED STOCKS - 1.3%
	Diversified Financials - 1.1%
84	Citigroup Capital XIII	$2,384
159	GMAC Capital Trust I ۞	4,367
		6,751
	Software and Services - 0.0%
4	Stratus Technologies, Inc. ⌂†	66

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 1.3% - (continued)
	Telecommunication Services - 0.2%
23	Intelsat S.A., 5.75% ۞		$1,242

	Total preferred stocks
	(cost $7,055)		$8,059

	Total long-term investments
	(cost $540,306)		$572,590

SHORT-TERM INVESTMENTS - 4.4%
Repurchase Agreements - 4.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,062, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $1,083)
$1,062	0.17%, 4/30/2013		$1,062
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $2,893, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $2,951)
2,893	0.15%, 4/30/2013		2,893
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,572, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $5,684)
5,572	0.15%, 4/30/2013		5,572
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $7,739, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $7,894)
7,739	0.14%, 4/30/2013		7,739
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,392, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $1,419)
1,392	0.17%, 4/30/2013		1,392
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,716, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $4,810)
4,716	0.14%, 4/30/2013		4,716
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,316, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $3,382)
3,316	0.17%, 4/30/2013		3,316
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $59, collateralized by U.S. Treasury Note 3.88%, 2018, value of $60)
59	0.13%, 4/30/2013		59
			26,749
	Total short-term investments
	(cost $26,749)		$26,749

	Total investments
	(cost $567,055) ▲	98.7%	$599,339
	Other assets and liabilities	1.3%	7,763
	Total net assets	100.0%	$607,102

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $567,910 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$35,961
Unrealized Depreciation	(4,532)
Net Unrealized Appreciation	$31,429

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $587, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal. Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $1,290 was received from broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

Þ	This security may pay interest in additional principal instead of cash.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $192,680, which represents 31.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555	KCA Deutag	$1,417
03/2010 - 07/2010	4	Stratus Technologies, Inc. Preferred	–
03/2010 - 07/2010	16	Stratus Technologies, Inc.	–

At April 30, 2013, the aggregate value of these securities was $587, which represents 0.1% of total net assets.

۞	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,831 at April 30, 2013.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

12

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Sell protection:
CDX.NA.HY.19	BOA	$14,320	5.00%	12/20/17	$349	$1,015	$666

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	05/22/2013	BCLY	$914	$928	$(14)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC

Currency Abbreviations:
CAD	Canadian Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	521	–	–	521
Corporate Bonds	548,563	–	548,563	–
Preferred Stocks	8,059	7,993	–	66
Senior Floating Rate Interests	15,447	–	15,447	–
Short-Term Investments	26,749	–	26,749	–
Total	$599,339	$7,993	$590,759	$587
Credit Default Swaps *	666	–	666	–
Total	$666	$–	$666	$–
Liabilities:
Foreign Currency Contracts *	14	–	14	–
Total	$14	$–	$14	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$878	$—	$(357	)*	$—	$—	$—	$—	$—	$521
Preferred Stocks	63	—	3	†	—	—	—	—	—	66
Total	$941	$—	$(354)		$—	$—	$—	$—	$—	$587

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(357).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $3.

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $567,055)	$599,339
Cash	24
Unrealized appreciation on swap contracts	666
Receivables:
Investment securities sold	2,177
Fund shares sold	2,325
Dividends and interest	9,900
Swap premiums paid	349
Other assets	99
Total assets	614,879
Liabilities:
Unrealized depreciation on foreign currency contracts	14
Payables:
Investment securities purchased	5,386
Fund shares redeemed	727
Investment management fees	63
Dividends	117
Administrative fees	—
Distribution fees	37
Collateral received from broker	1,290
Accrued expenses	103
Other liabilities	40
Total liabilities	7,777
Net assets	$607,102
Summary of Net Assets:
Capital stock and paid-in-capital	$613,321
Undistributed net investment income	165
Accumulated net realized loss	(39,320)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	32,936
Net assets	$607,102

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.80/$8.17
Shares outstanding	49,804
Net assets	$388,507
Class B: Net asset value per share	$7.76
Shares outstanding	1,331
Net assets	$10,331
Class C: Net asset value per share	$7.78
Shares outstanding	15,030
Net assets	$116,881
Class I: Net asset value per share	$7.84
Shares outstanding	9,699
Net assets	$76,032
Class R3: Net asset value per share	$7.80
Shares outstanding	349
Net assets	$2,720
Class R4: Net asset value per share	$7.81
Shares outstanding	317
Net assets	$2,475
Class R5: Net asset value per share	$7.80
Shares outstanding	87
Net assets	$681
Class Y: Net asset value per share	$7.79
Shares outstanding	1,216
Net assets	$9,475

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund
Statement of Operations
For the Six Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$246
Interest	18,148
Less: Foreign tax withheld	—
Total investment income	18,394

Expenses:
Investment management fees	1,836
Administrative services fees
Class R3	2
Class R4	2
Class R5	—
Transfer agent fees
Class A	341
Class B	15
Class C	52
Class I	30
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	464
Class B	53
Class C	549
Class R3	6
Class R4	3
Custodian fees	6
Accounting services fees	57
Registration and filing fees	63
Board of Directors' fees	7
Audit fees	7
Other expenses	37
Total expenses (before waivers and fees paid indirectly)	3,531
Expense waivers	(181)
Custodian fee offset	—
Total waivers and fees paid indirectly	(181)
Total expenses, net	3,350
Net Investment Income	15,044
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	4,540
Net realized gain on swap contracts	61
Net realized gain on foreign currency contracts	36
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,637
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	14,935
Net unrealized appreciation of swap contracts	648
Net unrealized depreciation of foreign currency contracts	(31)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	15,552
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	20,189
Net Increase in Net Assets Resulting from Operations	$35,233

The accompanying notes are an integral part of these financial statements.

16

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$15,044	$29,134
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	4,637	(141)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	15,552	20,308
Net Increase in Net Assets Resulting from Operations	35,233	49,301
Distributions to Shareholders:
From net investment income
Class A	(10,145)	(17,413)
Class B	(254)	(625)
Class C	(2,604)	(5,228)
Class I	(1,707)	(4,380)
Class R3	(60)	(95)
Class R4	(59)	(54)
Class R5	(17)	(26)
Class Y	(381)	(1,150)
Total distributions	(15,227)	(28,971)
Capital Share Transactions:
Class A	9,662	72,845
Class B	(1,029)	(2,524)
Class C	9,479	(3,149)
Class I	9,679	(24,472)
Class R3	697	430
Class R4	1,203	661
Class R5	230	93
Class Y	(6,391)	(5,418)
Net increase from capital share transactions	23,530	38,466
Net Increase in Net Assets	43,536	58,796
Net Assets:
Beginning of period	563,566	504,770
End of period	$607,102	$563,566
Undistributed (distribution in excess of) net investment income (loss)	$165	$348

The accompanying notes are an integral part of these financial statements.

17

The Hartford High Yield Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

18

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

20

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund. Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities,

22

which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments

24

required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$—	$—	$666	$—	$—	$—	$666
Total	$—	$—	$666	$—	$—	$—	$666

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$14	$—	$—	$—	$—	$14
Total	$—	$14	$—	$—	$—	$—	$14

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$61	$—	$—	$—	$61
Net realized gain on foreign currency contracts	—	36	—	—	—	—	36
Total	$—	$36	$61	$—	$—	$—	$97

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$648	$—	$—	$—	$648
Net change in unrealized depreciation of foreign currency contracts	—	(31)	—	—	—	—	(31)
Total	$—	$(31)	$648	$—	$—	$—	$617

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

26

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$29,262	$29,686

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$394
Accumulated Capital Losses *	(43,083)
Unrealized Appreciation †	16,510
Total Accumulated Deficit	$(26,179)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$3
Accumulated Net Realized Gain (Loss)	(185)
Capital Stock and Paid-in-Capital	182

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Long Term Capital Loss Carryforward	$1,154
Total	$1,154

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2014	$2,064
2016	21,761
2017	18,104
Total	$41,929

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $500 million	0.600%
On next $1.5 billion	0.595%
On next $2.5 billion	0.590%
On next $5 billion	0.580%
Over $10 billion	0.570%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services

28

to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, this amount, if any, is included in the Statement of Operations.

.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.05%
Class B	1.80
Class C	1.79
Class I	0.80
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $647 and contingent deferred sales charges of $16 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan,

29

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	22%
Class Y	1

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$110,587
Sales Proceeds Excluding U.S. Government Obligations	105,234

30

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	8,724	1,264	(8,729)	—	1,259	33,830	2,070	(26,324)	—	9,576
Amount	$66,559	$9,685	$(66,582)	$—	$9,662	$248,181	$15,175	$(190,511)	$—	$72,845
Class B
Shares	120	30	(285)	—	(135)	263	75	(687)	—	(349)
Amount	$912	$229	$(2,170)	$—	$(1,029)	$1,919	$547	$(4,990)	$—	$(2,524)
Class C
Shares	3,621	291	(2,680)	—	1,232	8,901	574	(9,983)	—	(508)
Amount	$27,630	$2,224	$(20,375)	$—	$9,479	$64,496	$4,191	$(71,836)	$—	$(3,149)
Class I
Shares	4,310	203	(3,298)	—	1,215	13,950	518	(17,901)	—	(3,433)
Amount	$33,219	$1,560	$(25,100)	$—	$9,679	$101,163	$3,808	$(129,443)	$—	$(24,472)
Class R3
Shares	117	8	(33)	—	92	91	13	(45)	—	59
Amount	$893	$60	$(256)	$—	$697	$664	$95	$(329)	$—	$430
Class R4
Shares	199	7	(47)	—	159	152	7	(68)	—	91
Amount	$1,508	$54	$(359)	$—	$1,203	$1,106	$50	$(495)	$—	$661
Class R5
Shares	34	2	(6)	—	30	29	3	(20)	—	12
Amount	$258	$17	$(45)	$—	$230	$213	$26	$(146)	$—	$93
Class Y
Shares	195	50	(1,084)	—	(839)	591	157	(1,493)	—	(745)
Amount	$1,480	$381	$(8,252)	$—	$(6,391)	$4,305	$1,145	$(10,868)	$—	$(5,418)
Total
Shares	17,320	1,855	(16,162)	—	3,013	57,807	3,417	(56,521)	—	4,703
Amount	$132,459	$14,210	$(123,139)	$—	$23,530	$422,047	$25,037	$(408,618)	$—	$38,466

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	80	$609
For the Year Ended October 31, 2012	145	$1,055

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

31

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

32

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33

The Hartford High Yield Fund
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$7.53	$0.20	$0.28	$0.48	$(0.21)	$–	$–	$(0.21)	$7.80
B	7.50	0.18	0.26	0.44	(0.18)	–	–	(0.18)	7.76
C	7.51	0.18	0.27	0.45	(0.18)	–	–	(0.18)	7.78
I	7.57	0.22	0.27	0.49	(0.22)	–	–	(0.22)	7.84
R3	7.53	0.19	0.28	0.47	(0.20)	–	–	(0.20)	7.80
R4	7.54	0.20	0.28	0.48	(0.21)	–	–	(0.21)	7.81
R5	7.53	0.22	0.27	0.49	(0.22)	–	–	(0.22)	7.80
Y	7.53	0.22	0.26	0.48	(0.22)	–	–	(0.22)	7.79

For the Year Ended October 31, 2012
A	7.20	0.44	0.33	0.77	(0.44)	–	–	(0.44)	7.53
B	7.17	0.38	0.33	0.71	(0.38)	–	–	(0.38)	7.50
C	7.18	0.38	0.33	0.71	(0.38)	–	–	(0.38)	7.51
I	7.23	0.46	0.34	0.80	(0.46)	–	–	(0.46)	7.57
R3	7.20	0.42	0.33	0.75	(0.42)	–	–	(0.42)	7.53
R4	7.20	0.44	0.34	0.78	(0.44)	–	–	(0.44)	7.54
R5	7.20	0.46	0.33	0.79	(0.46)	–	–	(0.46)	7.53
Y	7.19	0.47	0.33	0.80	(0.46)	–	–	(0.46)	7.53

For the Year Ended October 31, 2011
A	7.37	0.53	(0.17)	0.36	(0.53)	–	–	(0.53)	7.20
B	7.34	0.48	(0.17)	0.31	(0.48)	–	–	(0.48)	7.17
C	7.35	0.47	(0.16)	0.31	(0.48)	–	–	(0.48)	7.18
I	7.39	0.55	(0.16)	0.39	(0.55)	–	–	(0.55)	7.23
R3	7.36	0.51	(0.16)	0.35	(0.51)	–	–	(0.51)	7.20
R4	7.37	0.53	(0.17)	0.36	(0.53)	–	–	(0.53)	7.20
R5	7.37	0.56	(0.18)	0.38	(0.55)	–	–	(0.55)	7.20
Y	7.36	0.57	(0.18)	0.39	(0.56)	–	–	(0.56)	7.19

For the Year Ended October 31, 2010
A	6.73	0.59	0.65	1.24	(0.60)	–	–	(0.60)	7.37
B	6.71	0.54	0.64	1.18	(0.55)	–	–	(0.55)	7.34
C	6.71	0.54	0.65	1.19	(0.55)	–	–	(0.55)	7.35
I	6.74	0.61	0.66	1.27	(0.62)	–	–	(0.62)	7.39
R3	6.73	0.56	0.65	1.21	(0.58)	–	–	(0.58)	7.36
R4	6.73	0.59	0.65	1.24	(0.60)	–	–	(0.60)	7.37
R5	6.73	0.61	0.65	1.26	(0.62)	–	–	(0.62)	7.37
Y	6.73	0.62	0.64	1.26	(0.63)	–	–	(0.63)	7.36

For the Year Ended October 31, 2009
A	5.52	0.59	1.22	1.81	(0.60)	–	–	(0.60)	6.73
B	5.51	0.55	1.21	1.76	(0.56)	–	–	(0.56)	6.71
C	5.51	0.54	1.21	1.75	(0.55)	–	–	(0.55)	6.71
I	5.53	0.61	1.21	1.82	(0.61)	–	–	(0.61)	6.74
R3	5.52	0.57	1.22	1.79	(0.58)	–	–	(0.58)	6.73
R4	5.53	0.59	1.21	1.80	(0.60)	–	–	(0.60)	6.73
R5	5.53	0.60	1.21	1.81	(0.61)	–	–	(0.61)	6.73
Y	5.53	0.61	1.21	1.82	(0.62)	–	–	(0.62)	6.73

For the Year Ended October 31, 2008 (G)
A	7.92	0.58	(2.40)	(1.82)	(0.58)	–	–	(0.58)	5.52
B	7.91	0.53	(2.41)	(1.88)	(0.52)	–	–	(0.52)	5.51
C	7.91	0.53	(2.41)	(1.88)	(0.52)	–	–	(0.52)	5.51
I	7.93	0.60	(2.40)	(1.80)	(0.60)	–	–	(0.60)	5.53
R3	7.93	0.56	(2.41)	(1.85)	(0.56)	–	–	(0.56)	5.52
R4	7.93	0.59	(2.41)	(1.82)	(0.58)	–	–	(0.58)	5.53
R5	7.93	0.60	(2.40)	(1.80)	(0.60)	–	–	(0.60)	5.53
Y	7.93	0.60	(2.40)	(1.80)	(0.60)	–	–	(0.60)	5.53

34

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

6.42	%(E)	$388,507	1.14	%(F)	1.05	%(F)	5.39	%(F)	19%
5.92	(E)	10,331	1.98	(F)	1.80	(F)	4.64	(F)	–
6.04	(E)	116,881	1.80	(F)	1.79	(F)	4.65	(F)	–
6.51	(E)	76,032	0.81	(F)	0.80	(F)	5.63	(F)	–
6.26	(E)	2,720	1.45	(F)	1.35	(F)	5.09	(F)	–
6.41	(E)	2,475	1.12	(F)	1.05	(F)	5.41	(F)	–
6.57	(E)	681	0.83	(F)	0.75	(F)	5.69	(F)	–
6.47	(E)	9,475	0.71	(F)	0.70	(F)	5.74	(F)	–

11.00		365,718	1.12		1.05		5.97		138
10.24		10,990	2.00		1.80		5.28		–
10.23		103,639	1.82		1.79		5.24		–
11.39		64,195	0.83		0.80		6.24		–
10.68		1,934	1.49		1.35		5.65		–
11.15		1,191	1.16		1.05		5.85		–
11.34		431	0.86		0.75		6.25		–
11.55		15,468	0.73		0.70		6.39		–

4.95		280,568	1.14		1.05		7.19		117
4.19		13,007	1.99		1.80		6.45		–
4.20		102,694	1.83		1.80		6.43		–
5.36		86,138	0.82		0.79		7.38		–
4.79		1,423	1.51		1.35		6.85		–
4.95		483	1.19		1.05		7.13		–
5.27		321	0.84		0.75		7.45		–
5.32		20,136	0.73		0.70		7.53		–

19.14		284,606	1.20		1.20		8.43		141
18.17		19,919	2.06		1.95		7.73		–
18.38		85,523	1.89		1.89		7.73		–
19.63		21,098	0.88		0.88		8.51		–
18.70		371	1.61		1.45		8.16		–
19.20		318	1.27		1.15		8.24		–
19.51		492	0.90		0.88		8.52		–
19.47		44,553	0.79		0.79		8.85		–

35.01		202,256	1.30		1.15		10.16		182
34.05		22,749	2.18		1.80		9.54		–
33.90		51,777	1.96		1.90		9.41		–
35.30		2,068	0.86		0.86		10.36		–
34.68		166	1.69		1.40		9.89		–
34.83		18	1.36		1.10		10.21		–
35.11		11	0.89		0.89		10.46		–
35.21		49,568	0.79		0.79		10.50		–

(24.40)		117,343	1.30		1.15		8.07		111
(25.00)		17,838	2.13		1.87		7.34		–
(25.01)		21,634	1.97		1.90		7.30		–
(24.11)		777	0.82		0.82		8.82		–
(24.70)		14	1.63		1.40		7.93		–
(24.32)		8	1.19		1.10		8.15		–
(24.16)		8	0.90		0.90		8.35		–
(24.09)		13,394	0.79		0.79		8.57		–

35

The Hartford High Yield Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

36

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

37

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

38

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,064.20	$5.38	$1,000.00	$1,019.58	$5.26	1.05%	181	365
Class B	$1,000.00	$1,059.20	$9.20	$1,000.00	$1,015.86	$9.01	1.80	181	365
Class C	$1,000.00	$1,060.40	$9.16	$1,000.00	$1,015.91	$8.96	1.79	181	365
Class I	$1,000.00	$1,065.10	$4.10	$1,000.00	$1,020.83	$4.01	0.80	181	365
Class R3	$1,000.00	$1,062.60	$6.91	$1,000.00	$1,018.09	$6.76	1.35	181	365
Class R4	$1,000.00	$1,064.10	$5.38	$1,000.00	$1,019.58	$5.26	1.05	181	365
Class R5	$1,000.00	$1,065.70	$3.85	$1,000.00	$1,021.07	$3.76	0.75	181	365
Class Y	$1,000.00	$1,064.70	$3.59	$1,000.00	$1,021.32	$3.51	0.70	181	365

40

The Hartford High Yield Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford High Yield Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

41

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

42

The Hartford High Yield Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

43

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-HY13 4/13 113985 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INFLATION PLUS FUND 2013 Semi Annual Report

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Inflation Plus Fund inception 10/31/2002
(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investments in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Inflation Plus A#	-0.01%	3.89%	6.25%	5.89%
Inflation Plus A##		-0.78%	5.28%	5.40%
Inflation Plus B#	-0.38%	3.13%	5.46%	5.31%*
Inflation Plus B##		-1.83%	5.13%	5.31%*
Inflation Plus C#	-0.38%	3.13%	5.46%	5.11%
Inflation Plus C##		2.14%	5.46%	5.11%
Inflation Plus I#	0.11%	4.13%	6.53%	6.09%
Inflation Plus R3#	-0.23%	3.51%	5.85%	5.69%‡
Inflation Plus R4#	-0.02%	3.87%	6.19%	5.90%‡
Inflation Plus R5#	0.11%	4.15%	6.48%	6.09%‡
Inflation Plus Y#	0.21%	4.26%	6.59%	6.18%‡
Barclays U.S. TIPS Index	0.25%	4.41%	6.51%	6.43%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.
‡	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class Y shares commenced operations on 11/28/03.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Inflation Plus Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Inflation Plus Class A	0.85%	0.86%
Inflation Plus Class B	1.60%	1.66%
Inflation Plus Class C	1.59%	1.59%
Inflation Plus Class I	0.60%	0.64%
Inflation Plus Class R3	1.20%	1.21%
Inflation Plus Class R4	0.90%	0.91%
Inflation Plus Class R5	0.60%	0.62%
Inflation Plus Class Y	0.50%	0.50%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned -0.01%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Barclays U.S. TIPS Index, which returned 0.25% for the same period. The Fund also underperformed the 0.18% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities, outperformed Treasuries on a duration-adjusted basis.

During the period, an out-of-benchmark allocation to bank loans was additive to relative performance. In the first quarter of 2013, the Fund benefited from a long breakeven inflation position, which means that the Fund was positioned to benefit from an increase in the market’s near term inflation expectations. This position was constructed by holding TIPS as well as a Consumer Price Index swap, which is a derivative contract that can be used to capture changes in the market’s inflation expectations. This was offset by security selection in 2014 and 2041 TIPS maturities, which detracted from benchmark-relative returns.

What is the outlook?

We expect headline inflation to rise in the next twelve months to the 2.00-2.25% range on the heels of modest economic growth. We believe the Fed will remain accommodative for

3

The Hartford Inflation Plus Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

an extended period to support U.S. growth and to reduce unemployment. We believe that the impetus for higher inflation in this timeframe will be increased consumer spending, particularly across higher income brackets, resulting from the wealth effect created by recent home price appreciation and strong returns in the capital markets.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Baa / BBB	0.1%
Ba / BB	1.8
B	1.6
U.S. Government Agencies and Securities	96.1
Non-Debt Securities and Other Short-Term Instruments	0.4
Other Assets & Liabilities	0.0
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Administrative Waste Management and Remediation	0.0%
Air Transportation	0.2
Apparel Manufacturing	0.0
Arts, Entertainment and Recreation	0.0
Chemical Manufacturing	0.1
Computer and Electronic Product Manufacturing	0.1
Educational Services	0.0
Finance and Insurance	0.3
Food Manufacturing	0.1
Food Services	0.1
Health Care and Social Assistance	0.6
Information	0.9
Media	0.1
Mining	0.1
Miscellaneous Manufacturing	0.1
Motor Vehicle and Parts Manufacturing	0.0
Other Services	0.1
Petroleum and Coal Products Manufacturing	0.1
Pipeline Transportation	0.1
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	0.0
Professional, Scientific and Technical Services	0.0
Real Estate, Rental and Leasing	0.0
Retail Trade	0.1
Soap, Cleaning Compound and Toilet Manufacturing	0.1
U.S. Government Agencies	0.0
U.S. Government Securities	96.1
Utilities	0.2
Short-Term Investments	0.4
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Inflation Plus Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 3.5%
	Administrative Waste Management and Remediation - 0.0%
	ADS Waste Holdings, Inc.
$838	4.25%, 10/09/2019	$848

	Air Transportation - 0.2%
	AWAS Finance Luxembourg S.aár.l.
382	4.75%, 07/16/2018	384
	Delta Air Lines, Inc.
259	4.00%, 10/18/2018	262
	Delta Air Lines, Inc., Term Loan
2,475	4.25%, 04/20/2017	2,507
		3,153
	Apparel Manufacturing - 0.0%
	PVH Corp.
510	3.25%, 02/13/2020	514

	Arts, Entertainment and Recreation - 0.0%
	Penn National Gaming, Inc.
424	3.75%, 07/16/2018	428

	Chemical Manufacturing - 0.1%
	DuPont Performance Coatings, Inc.
100	4.75%, 02/01/2020	101
	Ineos US Finance LLC
1,309	6.50%, 05/04/2018	1,323
		1,424
	Computer and Electronic Product Manufacturing - 0.1%
	Freescale Semiconductor, Inc.
2,000	5.00%, 03/01/2020	2,028

	Educational Services - 0.0%
	Bright Horizons Family Solutions, Inc.
259	4.00%, 01/30/2020	262

	Finance and Insurance - 0.3%
	Asurion LLC
2,748	4.50%, 05/24/2019	2,779
	Chrysler Group LLC
975	6.00%, 05/24/2017	988
	Nuveen Investments, Inc.
500	4.20%, 05/13/2017	506
	Ocwen Financial Corp.
215	5.00%, 02/15/2018	218
	RPI Finance Trust
2,373	4.00%, 11/09/2018	2,387
		6,878
	Food Manufacturing - 0.1%
	H. J. Heinz Co.
935	03/27/2020 ◊☼	943

	Food Services - 0.1%
	Wendy's International, Inc.
1,194	4.51%, 05/15/2019	1,200

	Health Care and Social Assistance - 0.6%
	Alkermes, Inc.
373	3.50%, 09/25/2019	374
	American Renal Holdings, Inc.
670	4.50%, 08/20/2019	671
	Aptalis Pharma, Inc.
2,211	5.50%, 02/10/2017	2,231
	Bausch & Lomb, Inc.
1,315	5.25%, 05/17/2019	1,329
	DaVita, Inc.
454	4.00%, 11/01/2019	459
	HCA, Inc., Tranche B-3 Term Loan
2,000	2.95%, 05/01/2018	2,000
	Health Management Associates, Inc.
1,950	3.50%, 11/16/2018	1,967
	Hologic, Inc.
1,265	4.50%, 08/01/2019	1,282
	IMS Health, Inc.
242	3.75%, 09/01/2017	244
	Jazz Pharmaceuticals, Inc.
284	5.25%, 06/12/2018	288
	MultiPlan, Inc.
1,726	4.00%, 08/26/2017	1,743
	Truven Health Analytics, Inc.
496	4.50%, 06/06/2019	502
	Warner Chilcott Corp., Term Loan B-1
170	4.25%, 03/15/2018	173
	Warner Chilcott Corp., Term Loan B-2
60	4.25%, 03/15/2018	61
	Warner Chilcott Corp., Term Loan B-3
134	4.25%, 03/15/2018	136
	Warner Chilcott plc
74	4.25%, 03/15/2018	75
		13,535
	Information - 0.9%
	Charter Communications Operating LLC
2,594	4.00%, 05/15/2019	2,601
	Emdeon, Inc.
455	3.75%, 11/02/2018	459
	First Data Corp.
515	4.20%, 09/30/2018	513
	Kronos, Inc.
1,047	4.50%, 10/30/2019	1,060
	Lawson Software, Inc.
1,345	5.25%, 04/05/2018	1,366
	Level 3 Financing, Inc.
401	4.75%, 08/01/2019	405
640	5.25%, 08/01/2019	648
	MetroPCS Wireless, Inc., Term Loan B3
2,376	4.88%, 03/17/2018	2,376
	MISYS plc
1,746	7.25%, 12/12/2018	1,775
	Nine Entertainment Group Ltd
370	3.50%, 02/05/2020	371
	Syniverse Holdings, Inc.
1,519	5.00%, 04/23/2019	1,530
	Telesat Canada
4,368	3.50%, 03/28/2019	4,402
	Virgin Media Finance plc
1,650	02/15/2020 ◊☼	1,651
	Windstream Corp.
140	3.50%, 01/23/2020	140
		19,297

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 3.5% - (continued)
	Media - 0.1%
	Gray Television, Inc.
$337	4.75%, 10/12/2019	$342
	Univision Communications, Inc.
1,025	4.75%, 03/01/2020	1,035
		1,377
	Mining - 0.1%
	Arch Coal, Inc.
1,206	5.75%, 05/16/2018	1,221
	Fortescue Metals Group Ltd.
1,025	5.25%, 10/18/2017	1,043
		2,264
	Miscellaneous Manufacturing - 0.1%
	DigitalGlobe, Inc.
595	3.75%, 01/31/2020	601
	Reynolds Group Holdings, Inc.
1,095	4.75%, 09/28/2018	1,112
	TransDigm Group, Inc.
136	3.75%, 02/28/2020	138
		1,851
	Motor Vehicle and Parts Manufacturing - 0.0%
	Allison Transmission, Inc.
924	4.25%, 08/23/2019	936

	Other Services - 0.1%
	Rexnord LLC
2,207	3.75%, 04/01/2018	2,228

	Petroleum and Coal Products Manufacturing - 0.1%
	MEG Energy Corp.
873	3.75%, 03/31/2020	882
	Plains Exploration & Production Co.
721	4.00%, 11/30/2019	721
	Samson Investment Co.
510	6.00%, 09/25/2018	516
		2,119
	Pipeline Transportation - 0.1%
	EP Energy LLC
1,250	5.00%, 05/24/2018	1,255

	Plastics and Rubber Products Manufacturing - 0.1%
	Berry Plastics Group, Inc.
1,025	3.50%, 02/10/2020	1,024
	Goodyear (The) Tire & Rubber Co.
2,000	4.75%, 04/30/2019	2,015
		3,039
	Primary Metal Manufacturing - 0.0%
	Novelis, Inc.
388	3.75%, 03/10/2017	394

	Professional, Scientific and Technical Services - 0.0%
	Getty Images, Inc.
863	4.75%, 10/18/2019	875

	Real Estate, Rental and Leasing - 0.0%
	Delos Aircraft, Inc.
400	4.75%, 04/12/2016	402

	Retail Trade - 0.1%
	Aramark Corp.
400	4.00%, 08/22/2019	405
	Michaels Stores, Inc.
420	3.75%, 01/28/2020	424
	Neiman (The) Marcus Group, Inc.
165	4.00%, 05/16/2018	166
	Rite Aid Corp.
355	4.00%, 02/21/2020	359
		1,354
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Yankee (The) Candle Co., Inc.
1,419	5.25%, 04/02/2019	1,425

	Utilities - 0.2%
	Calpine Corp.
1,219	4.00%, 10/09/2019	1,234
	Energy Transfer Equity L.P.
2,000	3.75%, 03/24/2017	2,008
	LSP Madison Funding LLC
329	5.50%, 06/28/2019	333
		3,575
	Total senior floating rate interests
	(cost $72,534)	$73,604

U.S. GOVERNMENT AGENCIES - 0.0%
	FNMA - 0.0%
$4	9.75%, 07/01/2020	$4
2	10.50%, 12/01/2018	2
—	11.50%, 07/01/2015	—
		6
	GNMA - 0.0%
3	11.00%, 12/20/2015 - 12/20/2018	4

	Total U.S. government agencies
	(cost $10)	$10

U.S. GOVERNMENT SECURITIES - 96.1%
U.S. Treasury Securities - 96.1%
	U.S. Treasury Bonds - 29.5%
$13,775	0.63%, 02/15/2043 ◄	$14,539
55,441	0.75%, 02/15/2042 ◄	61,805
68,335	1.75%, 01/15/2028 ◄	97,821
49,455	2.00%, 01/15/2026 ◄	75,946
56,641	2.13%, 02/15/2040 - 02/15/2041 ◄	88,104
57,085	2.38%, 01/15/2025 - 01/15/2027 ◄	92,890
42,685	2.50%, 01/15/2029 ◄	65,536
5,000	3.63%, 04/15/2028 ◄╦‡	11,366
48,300	3.88%, 04/15/2029 ◄	112,539
		620,546

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 96.1% - (continued)
U.S. Treasury Securities - 96.1% - (continued)
	U.S. Treasury Notes - 66.6%
$498,040	0.13%, 04/15/2016 - 01/15/2023 ◄		$546,154
20,925	0.50%, 04/15/2015 ◄		23,219
113,075	0.63%, 07/15/2021 ◄		133,021
95,675	1.13%, 01/15/2021 ◄		119,296
72,590	1.25%, 07/15/2020 ◄		91,773
123,680	1.38%, 07/15/2018 - 01/15/2020 ◄		155,841
98,050	1.63%, 01/15/2018 ◄		125,137
38,250	1.88%, 07/15/2015 - 07/15/2019 ◄		49,741
51,725	2.00%, 01/15/2016 ◄		66,399
44,330	2.13%, 01/15/2019 ◄		57,905
22,475	2.38%, 01/15/2017 ◄		29,750
			1,398,236
			2,018,782
	Total U.S. government securities
	(cost $1,900,746)		$2,018,782

	Total long-term investments
	(cost $1,973,290)		$2,092,396

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $332, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $339)
$332	0.17%, 4/30/2013		$332
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $905, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015
- 2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$924)
905	0.15%, 4/30/2013		905
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,744, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $1,779)
1,744	0.15%, 4/30/2013		1,744
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,422, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $2,470)
2,422	0.14%, 4/30/2013		2,422
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $436, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $444)
436	0.17%, 4/30/2013		436
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,476, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $1,505)
1,476	0.14%, 4/30/2013		1,476
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,038, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $1,058)
1,038	0.17%, 4/30/2013		1,038
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $18, collateralized by U.S. Treasury Note 3.88%, 2018, value of $19)
18	0.13%, 4/30/2013		18
			8,371
	Total short-term investments
	(cost $8,371)		$8,371

	Total investments
	(cost $1,981,661) ▲	100.0%	$2,100,767
	Other assets and liabilities	—%	483
	Total net assets	100.0%	$2,101,250

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $1,982,682 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$120,194
Unrealized Depreciation	(2,109)
Net Unrealized Appreciation	$118,085

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,579 at April 30, 2013.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.50% Fixed	CPURNSA 231.37	75,000	12/13/13	$–	$(236)	$(236)
CSI	2.48% Fixed	CPURNSA 230.54	93,475	01/23/18	–	(1,258)	(1,258)
					$–	$(1,494)	$(1,494)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSI	Credit Suisse International

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Senior Floating Rate Interests	73,604	–	73,604	–
U.S. Government Agencies	10	–	10	–
U.S. Government Securities	2,018,782	128,661	1,890,121	–
Short-Term Investments	8,371	–	8,371	–
Total	$2,100,767	$128,661	$1,972,106	$–
Liabilities:
Interest Rate Swaps *	1,494	–	1,494	–
Total	$1,494	$–	$1,494	$–

♦	For the six-month period ended April 30, 2013, investments valued at $246,198 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,981,661)	$2,100,767
Cash	2,550
Receivables:
Investment securities sold	688
Fund shares sold	2,249
Dividends and interest	5,276
Other assets	133
Total assets	2,111,663
Liabilities:
Unrealized depreciation on swap contracts	1,494
Payables:
Investment securities purchased	2,579
Fund shares redeemed	5,729
Investment management fees	160
Administrative fees	4
Distribution fees	151
Accrued expenses	296
Total liabilities	10,413
Net assets	$2,101,250
Summary of Net Assets:
Capital stock and paid-in-capital	$1,940,383
Distributions in excess of net investment loss	(1,003)
Accumulated net realized gain	44,258
Unrealized appreciation of investments	117,612
Net assets	$2,101,250

Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.19/$12.76
Shares outstanding	62,562
Net assets	$762,683
Class B: Net asset value per share	$11.95
Shares outstanding	3,558
Net assets	$42,503
Class C: Net asset value per share	$11.94
Shares outstanding	52,498
Net assets	$626,881
Class I: Net asset value per share	$12.31
Shares outstanding	17,863
Net assets	$219,919
Class R3: Net asset value per share	$12.09
Shares outstanding	7,294
Net assets	$88,220
Class R4: Net asset value per share	$12.20
Shares outstanding	3,108
Net assets	$37,904
Class R5: Net asset value per share	$12.28
Shares outstanding	693
Net assets	$8,511
Class Y: Net asset value per share	$12.32
Shares outstanding	25,547
Net assets	$314,629

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$12,881
Total investment income	12,881

Expenses:
Investment management fees	5,209
Administrative services fees
Class R3	90
Class R4	29
Class R5	4
Transfer agent fees
Class A	491
Class B	43
Class C	307
Class I	212
Class R3	4
Class R4	1
Class R5	1
Class Y	4
Distribution fees
Class A	1,005
Class B	237
Class C	3,372
Class R3	226
Class R4	49
Custodian fees	8
Accounting services fees	159
Registration and filing fees	101
Board of Directors' fees	26
Audit fees	15
Other expenses	136
Total expenses (before waivers and fees paid indirectly)	11,729
Expense waivers	(177)
Custodian fee offset	—
Total waivers and fees paid indirectly	(177)
Total expenses, net	11,552
Net Investment Income	1,329
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	44,466
Net realized gain on futures	833
Net realized loss on swap contracts	(18)
Net Realized Gain on Investments and Other Financial Instruments	45,281
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(50,090)
Net unrealized depreciation of swap contracts	(1,494)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(51,584)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(6,303)
Net Decrease in Net Assets Resulting from Operations	$(4,974)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,329	$12,234
Net realized gain on investments, other financial instruments and foreign currency transactions	45,281	91,777
Net unrealized appreciation (depreciation) of investments and other financial instruments	(51,584)	61,830
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,974)	165,841
Distributions to Shareholders:
From net investment income
Class A	(2,474)	(4,916)
Class B	(90)	(215)
Class C	(1,248)	(2,606)
Class I	(963)	(2,084)
Class R3	(221)	(418)
Class R4	(115)	(207)
Class R5	(27)	(51)
Class Y	(1,297)	(2,282)
Total from net investment income	(6,435)	(12,779)
From net realized gain on investments
Class A	(28,409)	(33,827)
Class B	(1,765)	(2,972)
Class C	(24,327)	(28,745)
Class I	(9,692)	(13,598)
Class R3	(3,142)	(2,836)
Class R4	(1,360)	(1,125)
Class R5	(272)	(299)
Class Y	(12,267)	(12,276)
Total from net realized gain on investments	(81,234)	(95,678)
Total distributions	(87,669)	(108,457)
Capital Share Transactions:
Class A	(56,569)	(6,243)
Class B	(8,647)	(19,889)
Class C	(62,135)	25,132
Class I	(67,122)	(10,330)
Class R3	(2,323)	26,489
Class R4	(1,847)	14,507
Class R5	702	(6,893)
Class Y	(49,873)	68,734
Net increase (decrease) from capital share transactions	(247,814)	91,507
Net Increase (Decrease) in Net Assets	(340,457)	148,891
Net Assets:
Beginning of period	2,441,707	2,292,816
End of period	$2,101,250	$2,441,707
Undistributed (distribution in excess of) net investment income (loss)	$(1,003)	$4,103

The accompanying notes are an integral part of these financial statements.

12

The Hartford Inflation Plus Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

13

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

14

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into,

16

and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

c)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange.

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of April 30, 2013, the Fund had no outstanding futures contracts.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash

18

flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on swap contracts	$1,494	$—	$—	$—	$—	$—	$1,494
Total	$1,494	$—	$—	$—	$—	$—	$1,494

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$833	$—	$—	$—	$—	$—	$833
Net realized loss on swap contracts	(18)	—	—	—	—	—	(18)
Total	$815	$—	$—	$—	$—	$—	$815

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of swap contracts	$(1,494)	$—	$—	$—	$—	$—	$(1,494)
Total	$(1,494)	$—	$—	$—	$—	$—	$(1,494)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$58,892	$111,824
Long-Term Capital Gains ‡	49,442	38,315

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

20

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$63,917
Undistributed Long-Term Capital Gain	21,679
Unrealized Appreciation *	168,175
Total Accumulated Earnings	$253,771

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$325
Accumulated Net Realized Gain (Loss)	(325)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $7,265 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $ 10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%

22

c)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	0.85%
Class B	1.60
Class C	1.59
Class I	0.60
Class R3	1.20
Class R4	0.90
Class R5	0.60
Class Y	0.50

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $973 and contingent deferred sales charges of $147 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to

23

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	10%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$683,453
Sales Proceeds Excluding U.S. Government Obligations	966,271
Cost of Purchases for U.S. Government Obligations	283,025
Sales Proceeds for U.S. Government Obligations	284,259

24

10. Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	5,794	2,395	(12,887)	—	(4,698)	18,772	2,984	(22,159)	—	(403)
Amount	$70,744	$29,219	$(156,532)	$—	$(56,569)	$229,638	$35,647	$(271,528)	$—	$(6,243)
Class B
Shares	62	133	(919)	—	(724)	265	226	(2,131)	—	(1,640)
Amount	$746	$1,594	$(10,987)	$—	$(8,647)	$3,191	$2,663	$(25,743)	$—	$(19,889)
Class C
Shares	3,587	1,830	(10,666)	—	(5,249)	12,630	2,204	(12,668)	—	2,166
Amount	$43,051	$21,931	$(127,117)	$—	$(62,135)	$152,234	$25,941	$(153,043)	$—	$25,132
Class I
Shares	3,102	667	(9,254)	—	(5,485)	14,628	946	(16,373)	—	(799)
Amount	$38,194	$8,218	$(113,534)	$—	$(67,122)	$180,227	$11,382	$(201,939)	$—	$(10,330)
Class R3
Shares	753	273	(1,219)	—	(193)	3,031	271	(1,111)	—	2,191
Amount	$9,104	$3,307	$(14,734)	$—	$(2,323)	$36,906	$3,225	$(13,642)	$—	$26,489
Class R4
Shares	694	98	(943)	—	(151)	2,325	104	(1,236)	—	1,193
Amount	$8,447	$1,201	$(11,495)	$—	$(1,847)	$28,471	$1,239	$(15,203)	$—	$14,507
Class R5
Shares	239	24	(206)	—	57	496	28	(1,077)	—	(553)
Amount	$2,935	$297	$(2,530)	$—	$702	$6,102	$339	$(13,334)	$—	$(6,893)
Class Y
Shares	4,691	1,082	(9,851)	—	(4,078)	13,671	1,178	(9,276)	—	5,573
Amount	$57,555	$13,318	$(120,746)	$—	$(49,873)	$169,942	$14,179	$(115,387)	$—	$(68,734)
Total
Shares	18,922	6,502	(45,945)	—	(20,521)	65,818	7,941	(66,031)	—	7,728
Amount	$230,776	$79,085	$(557,675)	$—	$(247,814)	$806,711	$94,615	$(809,819)	$—	$91,507

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	101	$1,224
For the Year Ended October 31, 2012	347	$4,255

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group,

25

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

26

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27

The Hartford Inflation Plus Fund
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$12.65	$0.02	$(0.02)	$–	$(0.04)	$(0.42)	$–	$(0.46)	$12.19
B	12.44	(0.04)	(0.01)	(0.05)	(0.02)	(0.42)	–	(0.44)	11.95
C	12.43	(0.03)	(0.02)	(0.05)	(0.02)	(0.42)	–	(0.44)	11.94
I	12.76	0.03	(0.02)	0.01	(0.04)	(0.42)	–	(0.46)	12.31
R3	12.57	–	(0.03)	(0.03)	(0.03)	(0.42)	–	(0.45)	12.09
R4	12.66	0.02	(0.02)	–	(0.04)	(0.42)	–	(0.46)	12.20
R5	12.73	0.04	(0.03)	0.01	(0.04)	(0.42)	–	(0.46)	12.28
Y	12.76	0.04	(0.01)	0.03	(0.05)	(0.42)	–	(0.47)	12.32

For the Year Ended October 31, 2012 (G)
A	12.36	0.08	0.80	0.88	(0.07)	(0.52)	–	(0.59)	12.65
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	–	(0.56)	12.44
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	–	(0.56)	12.43
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	–	(0.60)	12.76
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	–	(0.57)	12.57
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	–	(0.59)	12.66
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	–	(0.60)	12.73
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	–	(0.60)	12.76

For the Year Ended October 31, 2011
A(H)	12.27	0.35	0.58	0.93	(0.32)	(0.52)	–	(0.84)	12.36
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	–	(0.77)	12.22
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	–	(0.77)	12.21
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	–	(0.86)	12.44
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	–	(0.81)	12.31
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	–	(0.83)	12.37
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	–	(0.86)	12.42
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	–	(0.87)	12.44

For the Year Ended October 31, 2010 (G)
A	11.39	0.17	0.96	1.13	(0.18)	(0.07)	–	(0.25)	12.27
B	11.30	0.09	0.95	1.04	(0.11)	(0.07)	–	(0.18)	12.16
C	11.29	0.08	0.96	1.04	(0.11)	(0.07)	–	(0.18)	12.15
I	11.45	0.20	0.96	1.16	(0.20)	(0.07)	–	(0.27)	12.34
R3	11.36	0.12	0.96	1.08	(0.14)	(0.07)	–	(0.21)	12.23
R4	11.40	0.15	0.97	1.12	(0.17)	(0.07)	–	(0.24)	12.28
R5	11.42	0.18	0.98	1.16	(0.20)	(0.07)	–	(0.27)	12.31
Y	11.43	0.21	0.97	1.18	(0.21)	(0.07)	–	(0.28)	12.33

For the Year Ended October 31, 2009 (G)
A	9.78	0.09	1.59	1.68	(0.07)	–	–	(0.07)	11.39
B	9.76	(0.07)	1.66	1.59	(0.05)	–	–	(0.05)	11.30
C	9.75	(0.01)	1.60	1.59	(0.05)	–	–	(0.05)	11.29
I	9.81	0.19	1.52	1.71	(0.07)	–	–	(0.07)	11.45
R3	9.78	0.26	1.38	1.64	(0.06)	–	–	(0.06)	11.36
R4	9.79	0.30	1.37	1.67	(0.06)	–	–	(0.06)	11.40
R5	9.80	0.30	1.39	1.69	(0.07)	–	–	(0.07)	11.42
Y	9.80	0.02	1.68	1.70	(0.07)	–	–	(0.07)	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	(0.87)	(0.27)	(0.61)	–	–	(0.61)	9.78
B	10.64	0.53	(0.88)	(0.35)	(0.53)	–	–	(0.53)	9.76
C	10.63	0.52	(0.87)	(0.35)	(0.53)	–	–	(0.53)	9.75
I	10.68	0.62	(0.85)	(0.23)	(0.64)	–	–	(0.64)	9.81
R3	10.67	0.53	(0.85)	(0.32)	(0.57)	–	–	(0.57)	9.78
R4	10.67	0.57	(0.86)	(0.29)	(0.59)	–	–	(0.59)	9.79
R5	10.68	0.58	(0.83)	(0.25)	(0.63)	–	–	(0.63)	9.80
Y	10.69	0.66	(0.91)	(0.25)	(0.64)	–	–	(0.64)	9.80

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

(0.01	)%(E)	$762,683	0.87	%(F)	0.85	%(F)	0.33	%(F)	41%
(0.38	)(E)	42,503	1.68	(F)	1.60	(F)	(0.45	)(F)	–
(0.38	)(E)	626,881	1.59	(F)	1.59	(F)	(0.43	)(F)	–
0.11	(E)	219,919	0.66	(F)	0.60	(F)	0.44	(F)	–
(0.23	)(E)	88,220	1.21	(F)	1.20	(F)	0.02	(F)	–
(0.02	)(E)	37,904	0.90	(F)	0.90	(F)	0.29	(F)	–
0.11	(E)	8,511	0.62	(F)	0.60	(F)	0.76	(F)	–
0.21	(E)	314,629	0.50	(F)	0.50	(F)	0.53	(F)	–

7.41		851,003	0.86		0.85		0.69		102
6.65		53,262	1.66		1.60		(0.11)		–
6.66		717,899	1.59		1.59		(0.04)		–
7.70		297,985	0.64		0.60		0.91		–
7.07		94,112	1.21		1.20		0.41		–
7.39		41,261	0.91		0.90		0.69		–
7.63		8,096	0.62		0.60		1.05		–
7.73		378,089	0.50		0.50		0.99		–

8.19		836,386	0.87		0.85		2.89		232
7.35		72,383	1.67		1.60		2.14		–
7.36		678,916	1.60		1.60		2.16		–
8.45		300,497	0.64		0.60		3.19		–
7.83		65,208	1.22		1.20		2.70		–
8.14		25,566	0.92		0.90		2.93		–
8.55		14,764	0.63		0.60		3.69		–
8.63		299,096	0.51		0.51		3.37		–

10.06		822,952	0.92		0.90		1.52		322
9.28		103,313	1.71		1.65		0.77		–
9.28		674,801	1.65		1.65		0.75		–
10.32		243,916	0.71		0.65		1.74		–
9.67		33,638	1.29		1.25		1.09		–
9.97		14,398	0.98		0.97		1.35		–
10.30		2,878	0.68		0.67		1.60		–
10.49		318,524	0.57		0.57		1.88		–

17.20		608,161	0.96		0.85		0.89		145
16.30		95,935	1.75		1.60		(0.64)		–
16.32		463,764	1.69		1.60		(0.07)		–
17.53		137,773	0.74		0.60		1.92		–
16.78		5,355	1.38		1.25		2.73		–
17.14		2,758	1.02		1.00		3.07		–
17.30		258	0.76		0.76		2.91		–
17.44		165,637	0.59		0.59		0.16		–

(3.08)		307,863	1.01		0.91	(I)	5.60		437
(3.81)		75,789	1.80		1.66	(I)	4.82		–
(3.82)		241,305	1.75		1.66	(I)	4.86		–
(2.74)		27,135	0.75		0.65	(I)	5.28		–
(3.56)		216	1.43		1.30	(I)	5.63		–
(3.23)		17	1.12		1.06	(I)	5.29		–
(2.94)		28	0.75		0.75	(I)	4.92		–
(2.90)		138,292	0.65		0.65	(I)	5.85		–

29

The Hartford Inflation Plus Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Class L was merged into Class A on August 5, 2011.
(I)	Excluding the expenses not subject to cap, the ratio would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.25%, 1.00%, 0.70% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

30

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

31

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$999.90	$4.22	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$996.20	$7.92	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class C	$1,000.00	$996.20	$7.86	$1,000.00	$1,016.91	$7.95	1.59	181	365
Class I	$1,000.00	$1,001.10	$2.98	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class R3	$1,000.00	$997.70	$5.95	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R4	$1,000.00	$999.80	$4.47	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class R5	$1,000.00	$1,001.10	$2.98	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class Y	$1,000.00	$1,002.10	$2.48	$1,000.00	$1,022.32	$2.50	0.50	181	365

34

The Hartford Inflation Plus Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Inflation Plus Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

35

The Hartford Inflation Plus Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford Inflation Plus Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Inflation Protected Securities Risk: The market for inflation protected securities may be less developed or liquid, and more volatile, than other securities markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Sovereign Debt Risk: Investments in foreign investments and sovereign debt can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, risks that stem from substantially lower trading volume on foreign markets, and default risk. Sovereign debt investments are also subject to credit risk and the risk of default.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-IP13 4/13 113986 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL GROWTH FUND 2013 Semi Annual Report

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Growth Fund inception 04/30/2001

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The Chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
International Growth A#	16.98%	16.14%	-2.96%	7.43%
International Growth A##		9.76%	-4.05%	6.83%
International Growth B#	16.63%	15.35%	-3.58%	6.95%*
International Growth B##		10.35%	-3.97%	6.95%*
International Growth C#	16.56%	15.28%	-3.68%	6.63%
International Growth C##		14.28%	-3.68%	6.63%
International Growth I#	17.23%	16.63%	-2.60%	7.69%
International Growth R3#	16.93%	16.10%	-3.17%	7.43%
International Growth R4#	17.16%	16.46%	-2.81%	7.68%
International Growth R5#	17.29%	16.83%	-2.52%	7.88%
International Growth Y#	17.39%	16.93%	-2.41%	7.96%
MSCI EAFE Growth Index	17.44%	17.50%	0.09%	9.30%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Growth Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
International Growth Class A	1.55%	1.68%
International Growth Class B	2.30%	2.67%
International Growth Class C	2.30%	2.39%
International Growth Class I	1.28%	1.28%
International Growth Class R3	1.60%	1.83%
International Growth Class R4	1.30%	1.46%
International Growth Class R5	1.00%	1.16%
International Growth Class Y	0.95%	1.02%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux
Director and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 16.98%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the MSCI EAFE Growth Index, which returned 17.44% for the same period. The Fund outperformed the 12.03% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Investors’ enthusiasm for stocks was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, the market responded favorably to the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Within the benchmark, Telecommunication Services (+34%), Financials (+26%), and Consumer Discretionary (+24%) performed best while Energy (-7%) and Materials (+3%) lagged the broader index.

The Fund’s underperformance relative to the MSCI EAFE Growth Index was primarily the result of weak security selection. Weak stock selection within the Financials, Consumer Staples, and Telecommunication Services sectors more than offset strong selection within Information Technology and Health Care. Sector allocation, a residual of bottom-up stock selection, contributed positively to benchmark-relative performance. The Fund’s underweight exposure (i.e. the Fund’s sector position was less than the benchmark position) to the Materials sector and overweight exposure to Consumer Discretionary contributed to relative results.

Toyota Motor (Consumer Discretionary), Barrick Gold (Materials), and Fresnillo (Materials) were the top detractors from benchmark-relative performance. Not owning benchmark component Toyota Motor, a Japanese auto company, detracted during the period as the stock rose sharply due to yen depreciation. Shares of Barrick Gold, a Canada-based gold exploration and mining company, underperformed during the period as the price of gold fell sharply and as investors feared that rising costs, primarily higher costs to extract gold, will continue to cause Barrick's incremental returns to be challenged. Shares of Fresnillo, a Mexico-based silver and gold mining company, also fell during the period as investors were concerned about the falling gold prices.

Top contributors to the Fund’s relative performance during the period were Bridgestone (Consumer Discretionary), BHP Billiton (Materials), and Virgin Media (Consumer Discretionary). Based in Japan, Bridgestone is the world's largest tire and rubber company and also manufactures other diversified products. The stock rose during the period as investors were positive on Japanese exporters, like Bridgestone, who benefited from a weakening yen and lower

3

The Hartford International Growth Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

commodity prices. BHP Billiton is an Australia-based diversified metals and mining company. Shares fell during the period due to concerns over growth in China. Not owning the benchmark component contributed to relative results. Shares of Virgin Media, a U.K.-focused entertainment and communications business that provides services including broadband internet, television, and telephone services, rose during the period after announcing it would be acquired by Liberty Global. ARM (Information Technology) and Rolls-Royce (Industrials) also contributed positively to the Fund’s absolute performance (i.e. total return).

What is the outlook?

The world economy is slowly but steadily emerging from a post-bubble overhang. Looking into 2014, we expect all regions to strengthen economically while inflation should remain subdued in many parts of the world. Central banks are playing a key role in anchoring bond yields and helping the financial sector healing process. The U.S. Federal Reserve Board is likely to tighten monetary policy later next year, while the European Central Bank and Bank of Japan are expected to leave monetary conditions accommodative for longer. Overall, we expect a return of a world economy that is determined by regional macro fundamentals rather than by swings in global risk sentiment.

We select stocks individually based on their merits. As a result of bottom-up stock selection, consumer discretionary was the Fund’s largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included industrials and information technology. The largest underweights relative to the benchmark were the consumer staples, materials, and energy sectors.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.9%
Banks (Financials)	3.9
Capital Goods (Industrials)	10.0
Commercial and Professional Services (Industrials)	4.3
Consumer Durables and Apparel (Consumer Discretionary)	9.6
Consumer Services (Consumer Discretionary)	4.9
Diversified Financials (Financials)	2.3
Energy (Energy)	1.8
Food and Staples Retailing (Consumer Staples)	1.0
Food, Beverage and Tobacco (Consumer Staples)	11.0
Health Care Equipment and Services (Health Care)	3.2
Insurance (Financials)	6.3
Materials (Materials)	4.9
Media (Consumer Discretionary)	1.6
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	8.5
Real Estate (Financials)	2.1
Retailing (Consumer Discretionary)	1.5
Semiconductors and Semiconductor Equipment (Information Technology)	3.9
Software and Services (Information Technology)	4.9
Technology Hardware and Equipment (Information Technology)	1.2
Telecommunication Services (Services)	0.8
Transportation (Industrials)	5.0
Utilities (Utilities)	2.7
Short-Term Investments	1.6
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford International Growth Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5%
	Australia - 1.2%
204	Transurban Group	$1,441

	Austria - 0.8%
14	Andritz AG	911

	Belgium - 2.2%
20	Anheuser-Busch InBev N.V.	1,879
15	UCB S.A. ●	856
		2,735
	Brazil - 1.5%
80	BR Properties S.A.	892
64	Cia de Saneamento Basico do Estado de Sao Paulo ☼	898
		1,790
	Canada - 4.6%
11	Alimentation Couche-Tard, Inc. Class B	683
24	Barrick Gold Corp.	482
90	CAE, Inc.	976
48	Methanex Corp.	2,016
109	Trican Well Service Ltd.	1,425
		5,582
	China - 0.6%
1,254	Greatview Aseptic Packaging Co., Ltd.	749

	Colombia - 0.4%
32	Almacenes Exito S.A.	532

	Denmark - 1.5%
70	DSV A/S	1,772

	Finland - 1.5%
123	Outotec Oyj	1,798

	France - 8.6%
92	AXA S.A.	1,719
7	Bureau Veritas S.A. ☼	827
19	Cie Generale d'Optique Essilor International S.A.	2,125
81	Club Mediterranee S.A. ●	1,378
9	Dassault Systemes S.A.	1,090
37	Safran S.A.	1,795
10	Sanofi-Aventis S.A.	1,118
9	Vallourec S.A.	434
		10,486
	Germany - 6.4%
19	Adidas AG	2,009
7	Brenntag AG	1,226
8	Hannover Rueck SE	655
11	MTU Aero Engines Holdings AG	1,000
21	SAP AG	1,706
45	United Internet AG	1,243
		7,839
	Hong Kong - 5.7%
184	AAC Technologies Holdings, Inc.	901
283	AIA Group Ltd.	1,258
964	Guangdong Investment Ltd.	933
849	Samsonite International S.A.	2,093
222	Sands China Ltd.	1,167
273	Techtronic Industries Co., Ltd.	653
		7,005
	India - 3.1%
70	HCL Technologies Ltd.	931
65	HDFC Bank Ltd.	823
168	ITC Ltd.	1,029
57	Sun Pharmaceutical Industries Ltd.	1,006
		3,789
	Indonesia - 0.6%
146	PT Gudang Garam Tbk	743

	Ireland - 2.8%
142	Experian plc	2,492
11	Paddy Power plc ☼	961
		3,453
	Italy - 1.9%
34	Salvatore Ferragamo Italia S.p.A.	1,004
239	Unicredit S.p.A.	1,249
		2,253
	Japan - 8.7%
73	Bridgestone Corp.	2,739
49	Daiichi Sankyo Co., Ltd.	956
9	IBJ Leasing Co., Ltd.	302
118	Isuzu Motors Ltd.	786
44	Japan Tobacco, Inc.	1,653
56	Shionogi & Co., Ltd.	1,375
575	Taiheyo Cement Corp.	1,494
27	Tokio Marine Holdings, Inc. ☼	842
45	Yusen Logistics Co. Ltd.	471
		10,618
	Malaysia - 0.5%
610	AirAsia Berhad	588

	Netherlands - 1.0%
17	Heineken N.V.	1,190

	Norway - 0.8%
44	Telenor ASA	987

	Panama - 1.5%
15	Copa Holdings S.A. Class A ‡	1,880

	Philippines - 1.3%
2,063	Ayala Land, Inc.	1,629

	South Africa - 1.4%
103	Discovery Ltd.	936
176	Life Healthcare Group Holdings Pte Ltd.	743
		1,679
	South Korea - 2.1%
2	Samsung Electronics Co., Ltd.	2,534

	Sweden - 2.3%
19	Assa Abloy Ab	769
49	Electrolux Ab Series B	1,382
20	Hennes & Mauritz Ab	708
		2,859

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	Switzerland - 10.1%
19	Actelion Ltd.		$1,135
18	Cie Financiere Richemont S.A.		1,471
21	Nestle S.A.		1,469
12	Novartis AG ☼		904
5	Partners Group		1,204
12	Roche Holding AG		3,076
—	SGS S.A.		1,018
2	Swatch Group AG		1,055
13	Swiss Re Ltd.		998
			12,330
	Taiwan - 1.3%
129	Delta Electronics, Inc.		619
261	Taiwan Semiconductor Manufacturing Co., Ltd.		969
			1,588
	Thailand - 1.4%
691	Bank of Ayudhya plc		773
128	Kasikornbank PCL		928
			1,701
	Turkey - 0.8%
175	Turkiye Garanti Bankasi A.S.		971

	United Kingdom - 19.2%
187	Aberdeen Asset Management plc		1,306
77	Arm Holdings plc		1,197
49	BG Group plc		832
38	British American Tobacco plc		2,088
55	Burberry Group plc		1,154
188	Compass Group plc		2,474
45	Diageo Capital plc		1,380
34	Fresnillo plc		614
18	Intertek Group plc		939
115	National Grid plc		1,467
17	Next plc		1,141
51	Persimmon plc		859
71	Prudential plc		1,224
185	Rolls-Royce Holdings plc		3,245
47	Unilever plc		2,033
18	Virgin Media, Inc.		893
38	Xstrata plc		578
			23,424
	United States - 1.7%
29	Amdocs Ltd.		1,028
17	Covidien plc		1,072
			2,100
	Total common stocks
	(cost $95,713)		$118,956

PREFERRED STOCKS - 0.8%
	Germany - 0.8%
26	ProSieben Sat.1 Media AG		$1,001

	Total preferred stocks
	(cost $906)		$1,001

	Total long-term investments
	(cost $96,619)		$119,957

SHORT-TERM INVESTMENTS - 1.6%
	Repurchase Agreements - 1.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $80, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $82)
$80	0.17%, 4/30/2013		$80
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $218, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$222)
218	0.15%, 4/30/2013		218
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $420, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $428)
419	0.15%, 4/30/2013		419
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $583, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $594)
583	0.14%, 4/30/2013		583
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $105, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $107)
105	0.17%, 4/30/2013		105
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $355, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $362)
355	0.14%, 4/30/2013		355
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $250, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $255)
250	0.17%, 4/30/2013		250
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $4, collateralized by U.S. Treasury Note 3.88%, 2018, value of $5)
4	0.13%, 4/30/2013		4
			2,014
	Total short-term investments
	(cost $2,014)		$2,014

	Total investments
	(cost $98,633) ▲	99.9%	$121,971
	Other assets and liabilities	0.1%	103
	Total net assets	100.0%	$122,074

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $98,890 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,893
Unrealized Depreciation	(2,812)
Net Unrealized Appreciation	$23,081

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,316 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Buy	05/06/2013	DEUT	$122	$122	$–
EUR	Buy	05/03/2013	JPM	122	122	–
EUR	Buy	05/06/2013	JPM	122	122	–
EUR	Buy	05/07/2013	JPM	100	100	–
GBP	Buy	05/03/2013	BCLY	122	122	–
JPY	Buy	05/07/2013	CSFB	39	39	–
JPY	Buy	05/01/2013	HSBC	179	182	3
JPY	Buy	05/02/2013	SSG	43	44	1
						$4

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$1,441	$–	$1,441	$–
Austria	911	–	911	–
Belgium	2,735	–	2,735	–
Brazil	1,790	1,790	–	–
Canada	5,582	5,582	–	–
China	749	–	749	–
Colombia	532	532	–	–
Denmark	1,772	–	1,772	–
Finland	1,798	–	1,798	–
France	10,486	–	10,486	–
Germany	7,839	–	7,839	–
Hong Kong	7,005	–	7,005	–
India	3,789	–	3,789	–
Indonesia	743	–	743	–
Ireland	3,453	961	2,492	–
Italy	2,253	–	2,253	–
Japan	10,618	–	10,618	–
Malaysia	588	–	588	–
Netherlands	1,190	–	1,190	–
Norway	987	–	987	–
Panama	1,880	1,880	–	–
Philippines	1,629	–	1,629	–
South Africa	1,679	743	936	–
South Korea	2,534	–	2,534	–
Sweden	2,859	–	2,859	–
Switzerland	12,330	–	12,330	–
Taiwan	1,588	–	1,588	–
Thailand	1,701	–	1,701	–
Turkey	971	–	971	–
United Kingdom	23,424	893	22,531	–
United States	2,100	2,100	–	–
Total	118,956	14,481	104,475	–
Preferred Stocks	1,001	–	1,001	–
Short-Term Investments	2,014	–	2,014	–
Total	$121,971	$14,481	$107,490	$–
Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–
Liabilities:
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $98,633)	$121,971
Cash	—
Foreign currency on deposit with custodian (cost $32)	32
Unrealized appreciation on foreign currency contracts	4
Receivables:
Investment securities sold	1,403
Fund shares sold	56
Dividends and interest	445
Other assets	103
Total assets	124,014
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	1,681
Fund shares redeemed	169
Investment management fees	17
Administrative fees	—
Distribution fees	7
Accrued expenses	66
Total liabilities	1,940
Net assets	$122,074
Summary of Net Assets:
Capital stock and paid-in-capital	$363,399
Undistributed net investment income	433
Accumulated net realized loss	(265,100)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	23,342
Net assets	$122,074

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.31/$11.97
Shares outstanding	7,960
Net assets	$90,042
Class B: Net asset value per share	$10.54
Shares outstanding	766
Net assets	$8,065
Class C: Net asset value per share	$10.52
Shares outstanding	1,253
Net assets	$13,185
Class I: Net asset value per share	$11.24
Shares outstanding	540
Net assets	$6,063
Class R3: Net asset value per share	$11.40
Shares outstanding	56
Net assets	$643
Class R4: Net asset value per share	$11.63
Shares outstanding	68
Net assets	$796
Class R5: Net asset value per share	$11.68
Shares outstanding	12
Net assets	$139
Class Y: Net asset value per share	$11.72
Shares outstanding	268
Net assets	$3,141

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1,645
Interest	1
Less: Foreign tax withheld	(153)
Total investment income	1,493

Expenses:
Investment management fees	495
Administrative services fees
Class R3	1
Class R4	—
Class R5	—
Transfer agent fees
Class A	170
Class B	28
Class C	22
Class I	7
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	106
Class B	42
Class C	63
Class R3	2
Class R4	1
Custodian fees	13
Accounting services fees	12
Registration and filing fees	35
Board of Directors' fees	2
Audit fees	7
Other expenses	23
Total expenses (before waivers and fees paid indirectly)	1,029
Expense waivers	(34)
Transfer agent fee waivers	(60)
Commission recapture	—
Total waivers and fees paid indirectly	(94)
Total expenses, net	935
Net Investment Income	558
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,795
Net realized loss on foreign currency contracts	(41)
Net realized gain on other foreign currency transactions	5
Net Realized Gain on Investments and Foreign Currency Transactions	6,759
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	11,033
Net unrealized appreciation of foreign currency contracts	4
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	11,040
Net Gain on Investments and Foreign Currency Transactions	17,799
Net Increase in Net Assets Resulting from Operations	$18,357

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$558	$747
Net realized gain (loss) on investments and foreign currency transactions	6,759	(675)
Net unrealized appreciation of investments and foreign currency transactions	11,040	6,803
Net Increase in Net Assets Resulting from Operations	18,357	6,875
Distributions to Shareholders:
From net investment income
Class A	(712)	(800)
Class B	(3)	—
Class C	(20)	(1)
Class I	(66)	(59)
Class R3	(5)	(7)
Class R4	(7)	(2)
Class R5	(2)	(2)
Class Y	(40)	(39)
Total distributions	(855)	(910)
Capital Share Transactions:
Class A	(6,045)	(22,472)
Class B	(2,207)	(3,521)
Class C	(1,210)	(3,007)
Class I	(366)	5
Class R3	(162)	(119)
Class R4	(29)	(650)
Class R5	3	(25)
Class Y	(129)	(520)
Net decrease from capital share transactions	(10,145)	(30,309)
Net Increase (Decrease) in Net Assets	7,357	(24,344)
Net Assets:
Beginning of period	114,717	139,061
End of period	$122,074	$114,717
Undistributed (distribution in excess of) net investment income (loss)	$433	$730

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund’s portfolio managers are John A. Boselli (49.75%) and Jean-Marc Berteaux (50.25%). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

13

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

15

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

16

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(41)	$—	$—	$—	$—	$(41)
Total	$—	$(41)	$—	$—	$—	$—	$(41)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

17

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$910	$—

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$730
Accumulated Capital Losses *	(271,602)
Unrealized Appreciation †	12,045
Total Accumulated Deficit	$(258,827)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(12)
Accumulated Net Realized Gain (Loss)	12

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$628
Total	$628

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2016	$160,429
2017	110,545
Total	$270,974

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

20

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.50%
Class B	2.26
Class C	2.24
Class I	1.19
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $66 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed

21

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	92%
Class Y	4

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$47,174
Sales Proceeds Excluding U.S. Government Obligations	58,215

22

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	436	69	(1,090)	—	(585)	571	91	(3,078)	—	(2,416)
Amount	$4,612	$704	$(11,361)	$—	$(6,045)	$5,285	$778	$(28,535)	$—	$(22,472)
Class B
Shares	8	—	(234)	—	(226)	9	—	(419)	—	(410)
Amount	$76	$3	$(2,286)	$—	$(2,207)	$83	$—	$(3,604)	$—	$(3,521)
Class C
Shares	31	2	(159)	—	(126)	75	—	(424)	—	(349)
Amount	$301	$20	$(1,531)	$—	$(1,210)	$640	$1	$(3,648)	$—	$(3,007)
Class I
Shares	29	6	(71)	—	(36)	296	6	(307)	—	(5)
Amount	$299	$60	$(725)	$—	$(366)	$2,805	$48	$(2,848)	$—	$5
Class R3
Shares	7	1	(23)	—	(15)	22	1	(35)	—	(12)
Amount	$74	$5	$(241)	$—	$(162)	$199	$7	$(325)	$—	$(119)
Class R4
Shares	10	1	(15)	—	(4)	27	1	(97)	—	(69)
Amount	$107	$7	$(143)	$—	$(29)	$264	$2	$(916)	$—	$(650)
Class R5
Shares	—	—	—	—	—	1	—	(3)	—	(2)
Amount	$1	$2	$—	$—	$3	$2	$2	$(29)	$—	$(25)
Class Y
Shares	14	4	(30)	—	(12)	64	4	(125)	—	(57)
Amount	$151	$40	$(320)	$—	$(129)	$609	$39	$(1,168)	$—	$(520)
Total
Shares	535	83	(1,622)	—	(1,004)	1,065	103	(4,488)	—	(3,320)
Amount	$5,621	$841	$(16,607)	$—	$(10,145)	$9,887	$877	$(41,073)	$—	$(30,309)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	50	$527
For the Year Ended October 31, 2012	68	$629

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

23

The Hartford International Growth Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

24

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25

The Hartford International Growth Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$9.75	$0.06	$1.59	$1.65	$(0.09)	$–	$–	$(0.09)	$11.31
B	9.04	0.01	1.49	1.50	–	–	–	–	10.54
C	9.04	0.01	1.49	1.50	(0.02)	–	–	(0.02)	10.52
I	9.70	0.08	1.58	1.66	(0.12)	–	–	(0.12)	11.24
R3	9.82	0.06	1.60	1.66	(0.08)	–	–	(0.08)	11.40
R4	10.03	0.08	1.63	1.71	(0.11)	–	–	(0.11)	11.63
R5	10.09	0.08	1.65	1.73	(0.14)	–	–	(0.14)	11.68
Y	10.12	0.09	1.66	1.75	(0.15)	–	–	(0.15)	11.72

For the Year Ended October 31, 2012 (G)
A	9.25	0.07	0.51	0.58	(0.08)	–	–	(0.08)	9.75
B	8.57	–	0.47	0.47	–	–	–	–	9.04
C	8.57	–	0.47	0.47	–	–	–	–	9.04
I	9.21	0.10	0.50	0.60	(0.11)	–	–	(0.11)	9.70
R3	9.33	0.06	0.51	0.57	(0.08)	–	–	(0.08)	9.82
R4	9.45	0.09	0.53	0.62	(0.04)	–	–	(0.04)	10.03
R5	9.58	0.12	0.52	0.64	(0.13)	–	–	(0.13)	10.09
Y	9.61	0.12	0.53	0.65	(0.14)	–	–	(0.14)	10.12

For the Year Ended October 31, 2011 (G)
A	9.61	0.06	(0.42)	(0.36)	–	–	–	–	9.25
B	8.96	(0.02)	(0.37)	(0.39)	–	–	–	–	8.57
C	8.97	(0.02)	(0.38)	(0.40)	–	–	–	–	8.57
I	9.53	0.11	(0.43)	(0.32)	–	–	–	–	9.21
R3	9.70	0.05	(0.42)	(0.37)	–	–	–	–	9.33
R4	9.79	0.09	(0.43)	(0.34)	–	–	–	–	9.45
R5	9.90	0.12	(0.44)	(0.32)	–	–	–	–	9.58
Y	9.93	0.12	(0.44)	(0.32)	–	–	–	–	9.61

For the Year Ended October 31, 2010 (G)
A	8.00	0.05	1.71	1.76	(0.15)	–	–	(0.15)	9.61
B	7.50	(0.01)	1.59	1.58	(0.12)	–	–	(0.12)	8.96
C	7.48	(0.01)	1.60	1.59	(0.10)	–	–	(0.10)	8.97
I	7.95	0.08	1.69	1.77	(0.19)	–	–	(0.19)	9.53
R3	8.08	0.03	1.73	1.76	(0.14)	–	–	(0.14)	9.70
R4	8.14	0.06	1.75	1.81	(0.16)	–	–	(0.16)	9.79
R5	8.21	0.09	1.77	1.86	(0.17)	–	–	(0.17)	9.90
Y	8.24	0.12	1.76	1.88	(0.19)	–	–	(0.19)	9.93

For the Year Ended October 31, 2009 (G)
A	7.07	0.08	0.85	0.93	–	–	–	–	8.00
B	6.65	0.05	0.80	0.85	–	–	–	–	7.50
C	6.66	0.02	0.80	0.82	–	–	–	–	7.48
I	7.04	0.13	0.82	0.95	(0.04)	–	–	(0.04)	7.95
R3	7.18	0.04	0.86	0.90	–	–	–	–	8.08
R4	7.23	0.07	0.86	0.93	(0.02)	–	–	(0.02)	8.14
R5	7.28	0.09	0.87	0.96	(0.03)	–	–	(0.03)	8.21
Y	7.30	0.10	0.88	0.98	(0.04)	–	–	(0.04)	8.24

For the Year Ended October 31, 2008 (G)
A	18.93	0.05	(9.50)	(9.45)	–	(2.41)	–	(2.41)	7.07
B	18.08	(0.05)	(8.97)	(9.02)	–	(2.41)	–	(2.41)	6.65
C	18.10	(0.05)	(8.98)	(9.03)	–	(2.41)	–	(2.41)	6.66
I	18.79	0.01	(9.35)	(9.34)	–	(2.41)	–	(2.41)	7.04
R3	19.24	0.01	(9.66)	(9.65)	–	(2.41)	–	(2.41)	7.18
R4	19.30	0.02	(9.68)	(9.66)	–	(2.41)	–	(2.41)	7.23
R5	19.35	0.10	(9.76)	(9.66)	–	(2.41)	–	(2.41)	7.28
Y	19.38	0.12	(9.79)	(9.67)	–	(2.41)	–	(2.41)	7.30

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

16.98	%(E)	$90,042	1.66	%(F)	1.50	%(F)	1.07	%(F)	41%
16.63	(E)	8,065	2.66	(F)	2.26	(F)	0.27	(F)	–
16.56	(E)	13,185	2.35	(F)	2.24	(F)	0.32	(F)	–
17.23	(E)	6,063	1.25	(F)	1.19	(F)	1.38	(F)	–
16.93	(E)	643	1.81	(F)	1.60	(F)	0.94	(F)	–
17.16	(E)	796	1.44	(F)	1.30	(F)	1.33	(F)	–
17.29	(E)	139	1.14	(F)	1.00	(F)	1.58	(F)	–
17.39	(E)	3,141	1.01	(F)	0.95	(F)	1.61	(F)	–

6.33		83,324	1.68		1.50		0.72		106
5.48		8,974	2.67		2.25		(0.03)		–
5.50		12,465	2.39		2.25		(0.02)		–
6.63		5,585	1.28		1.21		1.08		–
6.23		700	1.83		1.60		0.65		–
6.61		718	1.46		1.30		0.98		–
6.87		117	1.16		1.00		1.21		–
6.93		2,834	1.02		0.95		1.29		–

(3.75)		101,400	1.58		1.50		0.58		88
(4.35)		12,013	2.54		2.25		(0.17)		–
(4.46)		14,806	2.31		2.25		(0.17)		–
(3.36)		5,354	1.21		1.17		1.06		–
(3.81)		777	1.79		1.60		0.47		–
(3.47)		1,335	1.39		1.30		0.88		–
(3.23)		139	1.09		1.00		1.14		–
(3.22)		3,237	0.98		0.95		1.13		–

22.29		134,685	1.67		1.55		0.58		110
21.30		16,390	2.63		2.30		(0.17)		–
21.41		19,892	2.38		2.30		(0.17)		–
22.65		6,674	1.21		1.21		0.88		–
22.05		583	1.84		1.76		0.40		–
22.52		400	1.46		1.44		0.67		–
22.99		110	1.08		1.08		1.08		–
23.17		3,491	1.05		1.05		1.36		–

13.15		141,506	1.83		1.39		1.20		392
12.78		17,558	2.89		1.82		0.74		–
12.31		20,105	2.54		2.17		0.38		–
13.59		13,136	1.75		0.95		1.95		–
12.53		395	2.06		1.85		0.57		–
12.96		305	1.51		1.40		1.00		–
13.29		7	1.44		1.25		1.31		–
13.52		6,357	1.05		0.96		1.35		–

(56.94)		181,826	1.48		1.48		0.36		359
(57.28)		19,208	2.39		2.25		(0.40)		–
(57.27)		24,658	2.21		2.21		(0.37)		–
(56.75)		86,331	1.03		1.03		0.13		–
(57.08)		293	1.89		1.85		0.09		–
(56.94)		139	1.47		1.47		0.15		–
(56.77)		6	1.08		1.08		0.76		–
(56.72)		54,257	0.99		0.99		0.92		–

27

The Hartford International Growth Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.

28

The Hartford International Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

29

The Hartford International Growth Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Growth Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,169.80	$8.07	$1,000.00	$1,017.35	$7.51	1.50%	181	365
Class B	$1,000.00	$1,166.30	$12.13	$1,000.00	$1,013.59	$11.28	2.26	181	365
Class C	$1,000.00	$1,165.60	$12.02	$1,000.00	$1,013.69	$11.18	2.24	181	365
Class I	$1,000.00	$1,172.30	$6.43	$1,000.00	$1,018.88	$5.97	1.19	181	365
Class R3	$1,000.00	$1,169.30	$8.62	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class R4	$1,000.00	$1,171.60	$7.01	$1,000.00	$1,018.34	$6.52	1.30	181	365
Class R5	$1,000.00	$1,172.90	$5.40	$1,000.00	$1,019.83	$5.02	1.00	181	365
Class Y	$1,000.00	$1,173.90	$5.13	$1,000.00	$1,020.08	$4.77	0.95	181	365

32

The Hartford International Growth Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford International Growth Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

33

The Hartford International Growth Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford International Growth Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

35

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-IG13 4/13 113987 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND 2013 Semi Annual Report

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Opportunities Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
International Opportunities A#	12.10%	12.96%	0.07%	10.15%
International Opportunities A##		6.75%	-1.05%	9.53%
International Opportunities B#	11.69%	12.11%	-0.59%	9.71%*
International Opportunities B##		7.11%	-0.98%	9.71%*
International Opportunities C#	11.70%	12.13%	-0.68%	9.32%
International Opportunities C##		11.13%	-0.68%	9.32%
International Opportunities I#	12.32%	13.42%	0.44%	10.35%
International Opportunities R3#	12.00%	12.69%	-0.18%	10.18%
International Opportunities R4#	12.22%	13.13%	0.18%	10.44%
International Opportunities R5#	12.34%	13.40%	0.45%	10.62%
International Opportunities Y#	12.38%	13.51%	0.57%	10.71%
MSCI All Country World ex USA Index	13.03%	14.69%	-0.38%	10.80%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Opportunities Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
International Opportunities Class A	1.30%	1.36%
International Opportunities Class B	2.05%	2.44%
International Opportunities Class C	2.05%	2.06%
International Opportunities Class I	0.97%	0.97%
International Opportunities Class R3	1.50%	1.52%
International Opportunities Class R4	1.20%	1.20%
International Opportunities Class R5	0.90%	0.91%
International Opportunities Class Y	0.79%	0.79%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Nicolas M. Choumenkovitch	Tara C. Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 12.10%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the MSCI All Country World ex USA Index, which returned 13.03% for the same period. The Fund outperformed the 12.03% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities rose during the period. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Within the MSCI All Country World ex USA Index, Heath Care (+21.0%), Consumer Discretionary (+20.4%), and Financials (+19.6%) gained the most during the period. Materials (-4.2%) and Energy (-0.3%) declined during the period.

The Fund’s underperformance versus its benchmark was due to weak stock selection. Negative stock selection within Financials, Consumer Staples and Energy more than offset strong selection within the Materials, Industrials, and Information Technology sectors. Allocation among sectors, a result of the bottom-up stock selection process, contributed positively to relative returns, largely due to underweight positions (i.e. the Fund’s sector position was less than the benchmark position) in Materials and Energy.

The largest detractors from relative returns were Daito Trust (Financials), BG Group (Energy), and ArcelorMittal (Materials). Shares of Daito Trust, a Japan-based developer of condominiums and apartment buildings, lagged as the market became concerned that margins were coming in lower than expected. Shares of BG Group, a natural gas-focused oil and gas exploration company, declined as the company reduced guidance on volume production growth in 2013. Shares of ArcelorMittal, a multinational steel manufacturing corporation based in France, moved lower as a result of weaker than expected global economic activity coupled with excess capacity in the steel sector. Suncor Energy (Energy) also detracted from absolute performance.

Top contributors to relative performance during the period included Roche Holding (Health Care), MUFG (Financials) and Toshiba (Information Technology). Roche Holding, a Swiss-based global health care company, outperformed as investors became positive on the company's near-term product roll out and future drug pipeline as 11 of 14 Phase III trials delivered positive results in 2012. Shares of MUFG, a Japan-based bank, rose as the market appreciated the benefits to the company from a rising equity market and the potential for policy reforms following government elections in December 2012. Shares of Toshiba, a Japan-based manufacturer of advanced electronic products, outperformed due to the recent

3

The Hartford International Opportunities Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

yen depreciation to which Toshiba is highly leveraged given their large export business (particularly NAND flash memory). Rolls Royce (Industrials) was also a top contributor to absolute performance.

What is the outlook?

At a macro level, we continue to see signs of economic improvement in the developed world, which we expect to remain in a low growth environment and with low interest rates. We believe this low growth environment could drive consolidation, and we are working to identify companies with the potential to surprise on the upside and where we see the potential for better capital discipline and improved industry structure.

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies that can deliver improvements in return on investment capital (ROIC) or sustain ROIC for longer than the market anticipates.

At the end of the period, relative to the benchmark we were most overweight Industrials, Utilities, and Health Care and most underweight Energy, Materials, and Telecommunication Services. On a country basis, we ended the period with an overweight to France, Japan, and Switzerland, and underweight positions in Australia, Germany, and South Korea.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.7%
Banks (Financials)	8.8
Capital Goods (Industrials)	9.6
Commercial and Professional Services (Industrials)	0.6
Consumer Durables and Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	3.6
Diversified Financials (Financials)	4.1
Energy (Energy)	5.5
Food and Staples Retailing (Consumer Staples)	1.9
Food, Beverage and Tobacco (Consumer Staples)	9.8
Health Care Equipment and Services (Health Care)	1.6
Insurance (Financials)	8.7
Materials (Materials)	5.9
Media (Consumer Discretionary)	1.0
Other Investment Pools and Funds (Financials)	0.3
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	8.0
Real Estate (Financials)	6.0
Retailing (Consumer Discretionary)	1.0
Semiconductors and Semiconductor Equipment (Information Technology)	2.9
Technology Hardware and Equipment (Information Technology)	2.5
Telecommunication Services (Services)	2.7
Transportation (Industrials)	4.1
Utilities (Utilities)	6.5
Short-Term Investments	1.3
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford International Opportunities Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3%
	Australia - 2.0%
1,580	Transurban Group	$11,180
1,189	Westfield Group REIT	14,385
		25,565
	Austria - 0.5%
225	Erste Group Bank AG	7,038

	Belgium - 3.7%
415	Anheuser-Busch InBev N.V. ☼	39,872
152	Umicore S.A. ☼	7,049
		46,921
	Brazil - 1.6%
532	Banco Santander Brasil S.A.	3,950
125	BR Properties S.A.	1,390
800	Cia de Saneamento Basico do Estado de Sao Paulo ADR	11,441
230	Mills Estruturas e Servicos de Engenharia S.A.	3,777
		20,558
	Canada - 5.0%
326	Canadian National Railway Co.	31,935
150	MEG Energy Corp. ●	4,297
284	Suncor Energy, Inc.	8,864
345	Tim Hortons, Inc.	18,696
		63,792
	China - 2.8%
15,096	China Construction Bank	12,670
5,528	China Pacific Insurance Co., Ltd.	19,924
1,540	Shandong Weigao Group Medical Polymer Co., Ltd.	1,483
652	Sinopharm Medicine Holding Co., Ltd.	1,943
		36,020
	Finland - 1.1%
149	Kone Oyj Class B	13,187
8	Nokian Rendaat Oyj	333
		13,520
	France - 14.5%
344	Accor S.A.	11,399
246	Air Liquide	31,187
1,479	AXA S.A.	27,691
421	BNP Paribas ☼	23,448
62	Bureau Veritas S.A.	7,583
121	Cie Generale d'Optique Essilor International S.A.	13,581
113	Pernod-Ricard S.A.	13,973
64	Renault S.A.	4,417
676	Rexel S.A.	14,884
235	Safran S.A.	11,557
102	Unibail Rodamco REIT ☼	26,607
		186,327
	Germany - 1.2%
46	Brenntag AG	7,863
21	Continental AG ●	2,493
268	Deutsche Wohnen A.G.	4,725
		15,081
	Hong Kong - 5.2%
4,787	AIA Group Ltd.	21,295
1,344	ENN Energy Holdings Ltd.	7,781
14,066	Lenovo Group Ltd.	12,867
1,078	Link (The) REIT	6,111
374	MGM China Holdings Ltd.	884
963	Shanghai Fosun Pharmaceutical Co., Ltd.	1,738
3,551	Shangri-La Asia Ltd.	6,879
6,290	Skyworth Digital Holdings Ltd.	5,196
145	Sun Hung Kai Properties Ltd.	2,100
1,731	Zhongsheng Group Holdings Ltd.	2,409
		67,260
	India - 1.5%
580	Bharti Infratel Ltd.	1,913
1,262	ITC Ltd.	7,710
530	Reliance Industries Ltd.	7,766
60	United Spirits Ltd.	2,452
		19,841
	Ireland - 1.1%
685	CRH plc ‡	14,741

	Israel - 0.6%
201	Teva Pharmaceutical Industries Ltd. ADR	7,712

	Italy - 3.9%
4,669	Intesa Sanpaolo	8,480
2,273	Mediaset S.p.A.	5,885
7,139	Snam S.p.A.	35,132
		49,497
	Japan - 18.8%
622	AEON Co., Ltd.	8,807
347	Aisin Seiki Co., Ltd.	12,540
253	Daiichi Sankyo Co., Ltd.	4,954
58	Daito Trust Construction Co., Ltd.	5,668
310	Eisai Co., Ltd.	14,138
345	FamilyMart Co., Ltd.	15,744
29	Fanuc Corp.	4,332
252	Honda Motor Co., Ltd.	10,036
596	Japan Tobacco, Inc.	22,526
1,510	Mitsubishi Electric Corp.	14,395
3,933	Mitsubishi UFJ Financial Group, Inc.	26,686
250	Mitsui Fudosan Co., Ltd.	8,508
1,437	Nomura Holdings, Inc.	11,743
143	Omron Corp.	4,530
1,006	Rakuten, Inc.	10,734
725	Shizuoka Bank Ltd.	8,874
184	SoftBank Corp.	9,115
810	T&D Holdings, Inc. ☼	9,439
280	THK Co., Ltd.	5,891
548	Tokio Marine Holdings, Inc.	17,399
2,678	Toshiba Corp.	14,767
		240,826
	Malaysia - 0.2%
2,942	AirAsia Berhad	2,836

	Mexico - 0.6%
1,478	Fibra Uno Administracion S.A. REIT	5,679
800	Macquarie Mexico Real Estate Management S.A. de C.V. REIT ●	1,935
		7,614
	Netherlands - 0.8%
61	ASML Holding N.V.	4,526
232	NXP Semiconductors N.V. ●	6,403
		10,929

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Norway - 0.4%
165	Algeta ASA ●	$5,609

	Panama - 0.5%
53	Copa Holdings S.A. Class A	6,593

	Poland - 0.2%
125	Alior Bank S.A. ●	2,804

	Portugal - 1.5%
1,964	Banco Espirito Santo S.A. ●	2,250
643	Galp Energia SGPS S.A.	10,303
1,266	Portugal Telecom SGPS S.A.	6,607
		19,160
	Russia - 0.3%
275	Sberbank ADR	3,533

	South Korea - 0.6%
5	Samsung Electronics Co., Ltd.	7,298

	Spain - 1.3%
5	Banco Bilbao Vizcaya Argentaria S.A.	45
1,137	Telefonica S.A. ●	16,651
		16,696
	Sweden - 1.5%
483	Assa Abloy Ab	19,323

	Switzerland - 9.2%
102	Cie Financiere Richemont S.A.	8,223
9	Givaudan	11,317
553	Julius Baer Group Ltd.	22,035
11	Partners Group	2,706
210	Roche Holding AG	52,583
120	Swiss Re Ltd.	9,578
649	UBS AG	11,581
		118,023
	Taiwan - 1.5%
5,081	Taiwan Semiconductor Manufacturing Co., Ltd.	18,858

	United Kingdom - 14.5%
639	Aberdeen Asset Management plc	4,461
313	AstraZeneca plc	16,275
790	BG Group plc	13,334
3,683	BP plc	26,687
659	Diageo Capital plc	20,112
1,983	Direct Line Insurance Group plc	6,237
547	Imperial Tobacco Group plc	19,564
15,223	Lloyds Banking Group plc ●	12,931
2,237	National Grid plc	28,515
688	NMC Health plc ●	3,313
1,409	Rexam plc	11,313
1,353	Rolls-Royce Holdings plc	23,776
		186,518
	United States - 0.7%
262	Carnival Corp.	9,052

	Total common stocks
	(cost $1,118,053)	$1,249,545

PREFERRED STOCKS - 0.9%
	Germany - 0.9%
169	ProSieben Sat.1 Media AG	$6,467
25	Volkswagen AG N.V.	5,124
		11,591
	Total preferred stocks
	(cost $12,346)	$11,591

WARRANTS - 0.3%
	Colombia - 0.3%
538	Cemex AP Generis ⌂■	$3,774

	Total warrants
	(cost $3,634)	$3,774

EXCHANGE TRADED FUNDS - 0.3%
	United States - 0.3%
42	iShares MSCI EAFE	$2,589
111	iShares MSCI Japan	1,294
		3,883
	Total exchange traded funds
	(cost $3,652)	$3,883

	Total long-term investments	$1,268,793
	(cost $1,137,685)

SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $654, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $667)
$654	0.17%, 4/30/2013	$654
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $1,782, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $1,818)
1,782	0.15%, 4/30/2013	1,782
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,433, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $3,501)
3,433	0.15%, 4/30/2013	3,433

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 1.3% - (continued)
	Repurchase Agreements - 1.3% - (continued)
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,767, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $4,863)
$4,767	0.14%, 4/30/2013		$4,767
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $857, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $874)
857	0.17%, 4/30/2013		857
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,905, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $2,963)
2,905	0.14%, 4/30/2013		2,905
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,042, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $2,083)
2,042	0.17%, 4/30/2013		2,042
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $37, collateralized by U.S. Treasury Note 3.88%, 2018, value of $37)
37	0.13%, 4/30/2013		37
			16,477
	Total short-term investments
	(cost $16,477)		$16,477

	Total investments
	(cost $1,154,162) ▲	100.1%	$1,285,270
	Other assets and liabilities	(0.1)%	(1,637)
	Total net assets	100.0%	$1,283,633

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $1,162,160 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$144,148
Unrealized Depreciation	(21,038)
Net Unrealized Appreciation	$123,110

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $3,774, which represents 0.3% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
11/2012	538	Cemex AP Generis Warrants - 144A	$3,634

At April 30, 2013, the aggregate value of these securities was $3,774, which represents 0.3% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $7,617 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	05/03/2013	BCLY	$1,266	$1,266	$–
EUR	Buy	05/02/2013	BCLY	1,923	1,940	17
EUR	Buy	05/03/2013	BCLY	639	643	4
EUR	Buy	05/03/2013	JPM	1,200	1,200	–
EUR	Buy	05/06/2013	JPM	3,197	3,196	(1)
GBP	Buy	05/03/2013	BCLY	2,331	2,331	–
HKD	Buy	05/03/2013	BCLY	878	878	–
JPY	Buy	05/02/2013	SSG	1,650	1,670	20
JPY	Sell	05/07/2013	CSFB	77	77	–
						$40

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Index Abbreviations:
EAFE	Europe, Australasia and Far East

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$25,565	$–	$25,565	$–
Austria	7,038	–	7,038	–
Belgium	46,921	–	46,921	–
Brazil	20,558	20,558	–	–
Canada	63,792	63,792	–	–
China	36,020	–	36,020	–
Finland	13,520	–	13,520	–
France	186,327	26,607	159,720	–
Germany	15,081	–	15,081	–
Hong Kong	67,260	–	67,260	–
India	19,841	4,365	15,476	–
Ireland	14,741	–	14,741	–
Israel	7,712	7,712	–	–
Italy	49,497	–	49,497	–
Japan	240,826	–	240,826	–
Malaysia	2,836	–	2,836	–
Mexico	7,614	7,614	–	–
Netherlands	10,929	10,929	–	–
Norway	5,609	–	5,609	–
Panama	6,593	6,593	–	–
Poland	2,804	–	2,804	–
Portugal	19,160	–	19,160	–
Russia	3,533	3,533	–	–
South Korea	7,298	–	7,298	–
Spain	16,696	–	16,696	–
Sweden	19,323	–	19,323	–
Switzerland	118,023	–	118,023	–
Taiwan	18,858	–	18,858	–
United Kingdom	186,518	9,550	176,968	–
United States	9,052	9,052	–	–
Total	1,249,545	170,305	1,079,240	–
Exchange Traded Funds	3,883	3,883	–	–
Preferred Stocks	11,591	–	11,591	–
Warrants	3,774	–	3,774	–
Short-Term Investments	16,477	–	16,477	–
Total	$1,285,270	$174,188	$1,111,082	$–
Foreign Currency Contracts*	41	–	41	–
Total	$41	$–	$41	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–

♦	For the six-month period ended April 30, 2013, investments valued at $6,202 were transferred from Level 1 to Level 2, and investments valued at $23,693 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,154,162)	$1,285,270
Cash	1,500
Foreign currency on deposit with custodian (cost $1,267)	1,267
Unrealized appreciation on foreign currency contracts	41
Receivables:
Investment securities sold	11,263
Fund shares sold	1,494
Dividends and interest	4,308
Other assets	82
Total assets	1,305,225
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	19,038
Fund shares redeemed	2,260
Investment management fees	143
Administrative fees	3
Distribution fees	26
Accrued expenses	121
Total liabilities	21,592
Net assets	$1,283,633
Summary of Net Assets:
Capital stock and paid-in-capital	$1,152,638
Undistributed net investment income	1,494
Accumulated net realized loss	(1,602)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	131,103
Net assets	$1,283,633

Shares authorized	550,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.06/$16.99
Shares outstanding	19,908
Net assets	$319,727
Class B: Net asset value per share	$14.82
Shares outstanding	611
Net assets	$9,058
Class C: Net asset value per share	$14.55
Shares outstanding	2,598
Net assets	$37,810
Class I: Net asset value per share	$15.99
Shares outstanding	2,930
Net assets	$46,839
Class R3: Net asset value per share	$16.29
Shares outstanding	1,673
Net assets	$27,258
Class R4: Net asset value per share	$16.49
Shares outstanding	4,254
Net assets	$70,130
Class R5: Net asset value per share	$16.58
Shares outstanding	3,117
Net assets	$51,684
Class Y: Net asset value per share	$16.64
Shares outstanding	43,329
Net assets	$721,127

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$13,554
Interest	26
Less: Foreign tax withheld	(1,118)
Total investment income	12,462

Expenses:
Investment management fees	3,712
Administrative services fees
Class R3	23
Class R4	42
Class R5	23
Transfer agent fees
Class A	393
Class B	29
Class C	40
Class I	31
Class R3	1
Class R4	1
Class R5	1
Class Y	5
Distribution fees
Class A	354
Class B	46
Class C	170
Class R3	56
Class R4	70
Custodian fees	51
Accounting services fees	96
Registration and filing fees	51
Board of Directors' fees	9
Audit fees	14
Other expenses	62
Total expenses (before waivers and fees paid indirectly)	5,280
Transfer agent fee waivers	(15)
Commission recapture	(15)
Total waivers and fees paid indirectly	(30)
Total expenses, net	5,250
Net Investment Income	7,212
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	42,205
Net realized gain on foreign currency contracts	804
Net realized loss on other foreign currency transactions	(1,168)
Net Realized Gain on Investments and Foreign Currency Transactions	41,841
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	73,841
Net unrealized appreciation of foreign currency contracts	43
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(24)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	73,860
Net Gain on Investments and Foreign Currency Transactions	115,701
Net Increase in Net Assets Resulting from Operations	$122,913

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$7,212	$8,342
Net realized gain (loss) on investments and foreign currency transactions	41,841	(4,057)
Net unrealized appreciation of investments and foreign currency transactions	73,860	64,016
Net Increase in Net Assets Resulting from Operations	122,913	68,301
Distributions to Shareholders:
From net investment income
Class A	(3,139)	(2,860)
Class B	(36)	(41)
Class C	(189)	(167)
Class I	(521)	(364)
Class R3	(221)	(127)
Class R4	(651)	(207)
Class R5	(673)	(354)
Class Y	(7,618)	(1,880)
Total distributions	(13,048)	(6,000)
Capital Share Transactions:
Class A	25,092	(11,685)
Class B	(1,278)	(3,095)
Class C	2,165	(3,328)
Class I	11,691	10,587
Class R3	6,117	7,117
Class R4	21,574	29,538
Class R5	11,127	12,540
Class Y	194,553	314,324
Net increase from capital share transactions	271,041	355,998
Net Increase in Net Assets	380,906	418,299
Net Assets:
Beginning of period	902,727	484,428
End of period	$1,283,633	$902,727
Undistributed (distribution in excess of) net investment income (loss)	$1,494	$7,330

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Opportunities Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

14

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share,

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

16

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$41	$—	$—	$—	$—	$41
Total	$—	$41	$—	$—	$—	$—	$41

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$804	$—	$—	$—	$—	$804
Total	$—	$804	$—	$—	$—	$—	$804

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$43	$—	$—	$—	$—	$43
Total	$—	$43	$—	$—	$—	$—	$43

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United

18

States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$6,000	$713

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$9,808
Accumulated Capital Losses *	(37,923)
Unrealized Appreciation †	49,245
Total Accumulated Earnings	$21,130

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(648)
Accumulated Net Realized Gain (Loss)	648

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$4,971
Long Term Capital Loss Carryforward	517
Total	$5,488

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$32,435
Total	$32,435

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6400%
On next $2.5 billion	0.6350%
On next $5 billion	0.6300%
Over $10 billion	0.6250%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.27%
Class B	2.04
Class C	1.98
Class I	0.90
Class R3	1.45
Class R4	1.15
Class R5	0.85
Class Y	0.75

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $1,063 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed

22

to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	33%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$888,193
Sales Proceeds Excluding U.S. Government Obligations	608,370

23

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,418	206	(2,002)	—	1,622	3,673	221	(4,773)	—	(879)
Amount	$52,221	$3,108	$(30,237)	$—	$25,092	$50,819	$2,814	$(65,318)	$—	$(11,685)
Class B
Shares	24	2	(118)	—	(92)	55	3	(301)	—	(243)
Amount	$340	$35	$(1,653)	$—	$(1,278)	$697	$40	$(3,832)	$—	$(3,095)
Class C
Shares	380	13	(241)	—	152	360	13	(645)	—	(272)
Amount	$5,279	$177	$(3,291)	$—	$2,165	$4,539	$153	$(8,020)	$—	$(3,328)
Class I
Shares	1,407	27	(663)	—	771	1,418	24	(660)	—	782
Amount	$21,431	$398	$(10,138)	$—	$11,691	$19,351	$305	$(9,069)	$—	$10,587
Class R3
Shares	597	14	(216)	—	395	675	10	(179)	—	506
Amount	$9,221	$212	$(3,316)	$—	$6,117	$9,469	$127	$(2,479)	$—	$7,117
Class R4
Shares	1,901	35	(556)	—	1,380	2,597	16	(550)	—	2,063
Amount	$29,709	$544	$(8,679)	$—	$21,574	$37,052	$201	$(7,715)	$—	$29,538
Class R5
Shares	1,074	43	(390)	—	727	1,277	27	(418)	—	886
Amount	$16,633	$673	$(6,179)	$—	$11,127	$18,257	$354	$(6,071)	$—	$12,540
Class Y
Shares	16,788	487	(5,048)	—	12,227	28,236	143	(5,362)	—	23,017
Amount	$266,612	$7,618	$(79,677)	$—	$194,553	$390,431	$1,880	$(77,987)	$—	$314,324
Total
Shares	25,589	827	(9,234)	—	17,182	38,291	457	(12,888)	—	25,860
Amount	$401,446	$12,765	$(143,170)	$—	$271,041	$530,615	$5,874	$(180,491)	$—	$355,998

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	33	$500
For the Year Ended October 31, 2012	73	$1,011

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

24

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$14.49	$0.07	$1.67	$1.74	$(0.17)	$–	$–	$(0.17)	$16.06
B	13.32	0.01	1.54	1.55	(0.05)	–	–	(0.05)	14.82
C	13.10	0.02	1.51	1.53	(0.08)	–	–	(0.08)	14.55
I	14.45	0.11	1.66	1.77	(0.23)	–	–	(0.23)	15.99
R3	14.70	0.07	1.68	1.75	(0.16)	–	–	(0.16)	16.29
R4	14.89	0.09	1.72	1.81	(0.21)	–	–	(0.21)	16.49
R5	14.98	0.11	1.72	1.83	(0.23)	–	–	(0.23)	16.58
Y	15.04	0.13	1.72	1.85	(0.25)	–	–	(0.25)	16.64

For the Year Ended October 31, 2012 (E)
A	13.67	0.18	0.79	0.97	(0.15)	–	–	(0.15)	14.49
B	12.56	0.07	0.74	0.81	(0.05)	–	–	(0.05)	13.32
C	12.37	0.07	0.72	0.79	(0.06)	–	–	(0.06)	13.10
I	13.65	0.22	0.80	1.02	(0.22)	–	–	(0.22)	14.45
R3	13.90	0.15	0.81	0.96	(0.16)	–	–	(0.16)	14.70
R4	14.07	0.21	0.80	1.01	(0.19)	–	–	(0.19)	14.89
R5	14.16	0.25	0.80	1.05	(0.23)	–	–	(0.23)	14.98
Y	14.20	0.19	0.89	1.08	(0.24)	–	–	(0.24)	15.04

For the Year Ended October 31, 2011 (E)
A	14.68	0.14	(1.14)	(1.00)	(0.01)	–	–	(0.01)	13.67
B	13.58	0.02	(1.04)	(1.02)	–	–	–	–	12.56
C	13.37	0.03	(1.03)	(1.00)	–	–	–	–	12.37
I	14.62	0.20	(1.15)	(0.95)	(0.02)	–	–	(0.02)	13.65
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	–	–	(0.01)	13.90
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	–	–	(0.02)	14.07
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	–	–	(0.02)	14.16
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	–	–	(0.03)	14.20

For the Year Ended October 31, 2010 (E)
A	12.62	0.07	2.14	2.21	(0.15)	–	–	(0.15)	14.68
B	11.65	(0.03)	1.97	1.94	(0.01)	–	–	(0.01)	13.58
C	11.46	(0.02)	1.94	1.92	(0.01)	–	–	(0.01)	13.37
I	12.59	0.13	2.12	2.25	(0.22)	–	–	(0.22)	14.62
R3	12.88	0.05	2.17	2.22	(0.15)	–	–	(0.15)	14.95
R4	12.98	0.08	2.22	2.30	(0.18)	–	–	(0.18)	15.10
R5	13.04	0.14	2.21	2.35	(0.24)	–	–	(0.24)	15.15
Y	13.07	0.14	2.22	2.36	(0.24)	–	–	(0.24)	15.19

For the Year Ended October 31, 2009 (E)
A	10.23	0.13	2.50	2.63	(0.24)	–	–	(0.24)	12.62
B	9.40	0.08	2.31	2.39	(0.14)	–	–	(0.14)	11.65
C	9.29	0.04	2.28	2.32	(0.15)	–	–	(0.15)	11.46
I	10.25	0.05	2.60	2.65	(0.31)	–	–	(0.31)	12.59
R3	10.51	0.08	2.56	2.64	(0.27)	–	–	(0.27)	12.88
R4	10.58	0.14	2.56	2.70	(0.30)	–	–	(0.30)	12.98
R5	10.60	0.08	2.66	2.74	(0.30)	–	–	(0.30)	13.04
Y	10.62	0.19	2.57	2.76	(0.31)	–	–	(0.31)	13.07

For the Year Ended October 31, 2008 (E)
A	21.79	0.19	(8.49)	(8.30)	(0.06)	(3.20)	–	(3.26)	10.23
B	20.34	0.07	(7.81)	(7.74)	–	(3.20)	–	(3.20)	9.40
C	20.16	0.08	(7.75)	(7.67)	–	(3.20)	–	(3.20)	9.29
I(H)	17.53	0.06	(7.34)	(7.28)	–	–	–	–	10.25
R3	22.33	0.18	(8.77)	(8.59)	(0.03)	(3.20)	–	(3.23)	10.51
R4	22.39	0.05	(8.59)	(8.54)	(0.07)	(3.20)	–	(3.27)	10.58
R5	22.45	0.25	(8.78)	(8.53)	(0.12)	(3.20)	–	(3.32)	10.60
Y	22.48	0.29	(8.81)	(8.52)	(0.14)	(3.20)	–	(3.34)	10.62

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

12.10	%(F)	$319,727	1.28	%(G)	1.28	%(G)	0.99	%(G)	58%
11.69	(F)	9,058	2.37	(G)	2.05	(G)	0.16	(G)	–
11.70	(F)	37,810	1.98	(G)	1.98	(G)	0.27	(G)	–
12.32	(F)	46,839	0.91	(G)	0.91	(G)	1.42	(G)	–
12.00	(F)	27,258	1.46	(G)	1.46	(G)	0.85	(G)	–
12.22	(F)	70,130	1.15	(G)	1.15	(G)	1.17	(G)	–
12.34	(F)	51,684	0.85	(G)	0.85	(G)	1.40	(G)	–
12.38	(F)	721,127	0.75	(G)	0.75	(G)	1.64	(G)	–

7.28		264,957	1.36		1.30		1.30		98
6.46		9,358	2.44		2.05		0.55		–
6.48		32,044	2.06		2.05		0.56		–
7.68		31,190	0.97		0.97		1.60		–
7.05		18,786	1.52		1.50		1.10		–
7.40		42,803	1.20		1.20		1.45		–
7.67		35,803	0.91		0.90		1.73		–
7.83		467,786	0.79		0.79		1.34		–

(6.80)		261,920	1.34		1.30		0.96		122
(7.51)		11,877	2.33		2.05		0.16		–
(7.48)		33,621	2.04		2.04		0.19		–
(6.49)		18,801	0.97		0.97		1.39		–
(6.97)		10,727	1.54		1.50		0.89		–
(6.73)		11,406	1.23		1.20		1.12		–
(6.40)		21,285	0.94		0.90		1.22		–
(6.37)		114,791	0.82		0.82		1.38		–

17.56		310,049	1.47		1.42		0.54		106
16.70		16,434	2.44		2.19		(0.24)		–
16.72		37,671	2.16		2.15		(0.19)		–
18.01		10,933	1.08		1.08		1.02		–
17.28		4,413	1.63		1.59		0.38		–
17.76		7,066	1.29		1.27		0.63		–
18.12		2,704	0.99		0.97		1.04		–
18.20		189,576	0.90		0.90		1.05		–

26.36		207,600	1.65		1.42		1.20		168
25.85		17,390	2.74		1.84		0.85		–
25.38		28,852	2.34		2.23		0.45		–
26.81		2,230	1.25		1.23		0.51		–
25.94		466	1.85		1.82		0.72		–
26.42		1,769	1.38		1.38		1.29		–
26.67		210	1.09		1.09		0.62		–
26.94		133,962	0.96		0.96		1.73		–

(44.50)		151,147	1.47		1.47		1.23		150
(44.86)		17,068	2.45		2.11		0.50		–
(44.92)		23,743	2.20		2.20		0.54		–
(41.53	) (F)	143	1.00	(G)	1.00	(G)	1.19	(G)	–
(44.70)		74	1.99		1.79		1.13		–
(44.39)		1,003	1.52		1.52		0.54		–
(44.32)		10	1.10		1.10		1.57		–
(44.22)		71,555	0.94		0.94		1.74		–

27

The Hartford International Opportunities Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 30, 2008.

28

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

29

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

30

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,121.00	$6.71	$1,000.00	$1,018.47	$6.38	1.28%	181	365
Class B	$1,000.00	$1,116.90	$10.74	$1,000.00	$1,014.65	$10.22	2.05	181	365
Class C	$1,000.00	$1,117.00	$10.40	$1,000.00	$1,014.97	$9.90	1.98	181	365
Class I	$1,000.00	$1,123.20	$4.78	$1,000.00	$1,020.29	$4.55	0.91	181	365
Class R3	$1,000.00	$1,120.00	$7.66	$1,000.00	$1,017.57	$7.29	1.46	181	365
Class R4	$1,000.00	$1,122.20	$6.05	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R5	$1,000.00	$1,123.40	$4.48	$1,000.00	$1,020.57	$4.27	0.85	181	365
Class Y	$1,000.00	$1,123.80	$3.94	$1,000.00	$1,021.08	$3.75	0.75	181	365

32

The Hartford International Opportunities Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford International Opportunities Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

33

The Hartford International Opportunities Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford International Opportunities Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

35

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-IO13 4/13 113988 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND 2013 Semi Annual Report

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Small Company Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investments in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
International Small Company A#	19.84%	21.41%	3.04%	11.68%
International Small Company A##		14.73%	1.88%	11.05%
International Small Company B#	19.39%	20.45%	2.38%	11.31%*
International Small Company B##		15.45%	2.01%	11.31%*
International Small Company C#	19.43%	20.51%	2.27%	10.83%
International Small Company C##		19.51%	2.27%	10.83%
International Small Company I#	20.06%	21.92%	3.46%	11.94%
International Small Company R3#	19.81%	21.28%	3.20%	11.99%
International Small Company R4#	19.94%	21.58%	3.36%	12.08%
International Small Company R5#	20.11%	22.03%	3.55%	12.18%
International Small Company Y#	20.16%	22.08%	3.58%	12.20%
S&P EPAC SmallCap Index	17.52%	18.52%	1.66%	12.91%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The accompanying notes are an integral part of these financial statements.

2

The Hartford International Small Company Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
International Small Company Class A	1.56%	1.61%
International Small Company Class B	2.31%	2.62%
International Small Company Class C	2.31%	2.37%
International Small Company Class I	1.06%	1.06%
International Small Company Class R3	1.65%	1.71%
International Small Company Class R4	1.35%	1.41%
International Small Company Class R5	1.05%	1.15%
International Small Company Class Y	1.00%	1.01%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Daniel Maguire, CFA	Simon H. Thomas
Director and Equity Research Analyst	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 19.84%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 17.52% for the same period. The Fund outperformed the 15.35% average return of the Lipper International Small/Mid Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing new all-time highs by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Within the benchmark, Consumer Discretionary (+25%), Telecommunication Services (+23%), and Financials (+22%), gained the most during the period. Energy (-5%), Materials (+2%), and Consumer Staples (+17%) lagged on a relative basis.

The Fund’s stock selection contributed positively to benchmark-relative performance. Stock selection was strongest within Materials, Financials, and Industrials and was weakest within Consumer Discretionary and Information Technology. Sector allocation, a fall-out of the bottom-up stock selection process, detracted from the Fund’s relative performance, in part due to an overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and an underweight to Financials. A modest cash position detracted from performance in an upward-trending market.

Top contributors to absolute and benchmark-relative returns were Safilo Group (Consumer Discretionary), Hino Motors (Industrials), and Shionogi (Health Care). Shares of Safilo Group, an Italian-based maker of premium sunglasses, rose after the company’s quarterly earnings results exceeded consensus expectations. Hino Motors, a Japanese-based small truck manufacturer, also outperformed as the company continued to gain market share, announced a mid-term dividend, and benefited from a weakening yen that supported exports. Shares of Shionogi, the largest Japanese-based pharmaceutical company, performed strongly over the period as a result of strong sales across several strategic products and the successful implementation of cost cutting programs that allowed the company to raise earnings guidance.

The largest detractors from absolute and relative performance during the period were Whitehaven Coal (Energy), Benesse Holdings (Consumer Discretionary), and Debenhams (Consumer Discretionary). Shares of Whitehaven Coal, a company engaged in the development and operations of coal mines in New South Wales, underperformed as continued weakness in coal prices and an unfavorable exchange rate put increasing pressure on operating cash margins. Shares of

3

The Hartford International Small Company Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

Benesse Holdings, a Japan-based holding company engaged in the provision of education services, underperformed due to weaker than expected sales in domestic education products. Debenhams is a U.K.-based holding company whose principal activities are the sale of fashion clothing and accessories, cosmetics and products for use in the home. The stock dropped over the period after the company provided a profit warning in February.

What is the outlook?

While the near term economic outlook remains clouded by uncertainty in Europe, U.S. employment and consumer spending appear steady, and there has been modestly positive news flow from U.S. housing data. We anticipate further moderation in the market if the eurozone reaches resolution of the banking and sovereign debt issues over the coming months. Japanese companies that export and are benefiting from a weakening yen have outperformed materially against their European peers.

We continue to focus our research at the individual company level where we seek good business models at attractive valuations which the market is ignoring or underestimates the ability to surprise positively. Fund holdings at period end represent a diversified mixture of relatively inexpensive companies with above average growth possessing strong market positions, skilled management teams, and solid balance sheets. Many of these stocks remain structural growth stories that are less correlated to one quarter or one year's Gross Domestic Product growth and are, we believe, well-positioned to perform across a number of different economic scenarios.

At the end of the period, we were most overweight the Health Care, Energy, and Consumer Discretionary sectors and most underweight the Financials, Information Technology, and Utilities sectors relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to Europe. This was offset by overweight positions in Emerging Markets and Japan.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.6%
Banks (Financials)	1.8
Capital Goods (Industrials)	18.8
Commercial and Professional Services (Industrials)	6.0
Consumer Durables and Apparel (Consumer Discretionary)	7.0
Consumer Services (Consumer Discretionary)	2.5
Diversified Financials (Financials)	9.6
Energy (Energy)	6.3
Food and Staples Retailing (Consumer Staples)	1.5
Food, Beverage and Tobacco (Consumer Staples)	1.5
Health Care Equipment and Services (Health Care)	4.8
Household and Personal Products (Consumer Staples)	1.8
Insurance (Financials)	0.9
Materials (Materials)	8.5
Media (Consumer Discretionary)	1.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	5.6
Real Estate (Financials)	4.3
Retailing (Consumer Discretionary)	8.1
Semiconductors and Semiconductor Equipment (Information Technology)	0.8
Software and Services (Information Technology)	2.3
Technology Hardware and Equipment (Information Technology)	2.0
Transportation (Industrials)	1.1
Utilities (Utilities)	0.5
Short-Term Investments	0.1
Other Assets and Liabilities	1.1
Total	100.0%

Currency Concentration of Securities

as of April 30, 2013

Percentage of
Description	Net Assets
Australian Dollar	6.2%
Brazilian Real	0.4
British Pound	18.6
Danish Kroner	2.2
Euro	24.3
Hong Kong Dollar	1.5
Indonesian New Rupiah	0.4
Japanese Yen	34.0
Mexican New Peso	1.5
Norwegian Krone	1.7
Republic of Korea Won	1.9
Singapore Dollar	0.6
Swiss Franc	4.3
United States Dollar	1.3
Other Assets and Liabilities	1.1
Total	100.0%

4

The Hartford International Small Company Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Australia - 6.2%
453	Boral Ltd.	$2,353
223	Domino's Pizza Enterprises Ltd.	3,033
352	Karoon Gas Australia Ltd. ●	1,528
313	NuFarm Ltd.	1,364
711	SAI Global Ltd.	2,597
81	Seek Ltd.	939
114	Sims Metal Management Ltd.	1,141
275	Tox Free Solutions Ltd.	935
1,247	Transpacific Industries Group Ltd. ●	1,253
470	Whitehaven Coal Ltd.	951
63	WorleyParsons Ltd.	1,494
		17,588
	Austria - 2.7%
40	Andritz AG	2,593
29	Schoeller-Bleckmann Oilfield Equipment AG	2,796
200	Zumbotel AG	2,239
		7,628
	Belgium - 2.4%
44	CFE NPV	2,706
91	D'ieteren S.A.	4,185
		6,891
	Brazil - 0.4%
53	Arezzo Industria e Comercio S.A.	1,117

	China - 0.5%
70	WuXi PharmaTech Cayman, Inc. ●	1,337

	Denmark - 2.2%
119	DSV A/S	2,997
71	H. Lundbeck A/S	1,425
15	Rockwool International A/S Class B	1,975
		6,397
	Finland - 0.8%
103	Tikkurila Oyj	2,205

	France - 4.6%
27	AtoS	1,871
53	Eurazeo	2,831
56	Imerys S.A.	3,672
32	Vallourec S.A.	1,515
30	Wendel S.A.	3,301
		13,190
	Germany - 6.1%
42	ElringKlinger AG	1,363
77	Gildemeister	1,747
23	Grenke Leasing	1,850
27	KUKA AG ●	1,223
55	MTU Aero Engines Holdings AG	5,221
29	Rheinmetall AG	1,355
46	Rhoen-Klinikum AG	980
63	STRATEC Biomedical AG	2,824
12	Wacker Chemie AG	930
		17,493
	Hong Kong - 1.5%
138	ASM Pacific Technology Ltd.	1,421
1,767	Microport Scientific Corp.	1,126
620	Shanghai Fosun Pharmaceutical Co., Ltd.	1,120
1,642	Sitoy Group Holdings Ltd.	745
		4,412
	Indonesia - 0.4%
821	Matahari Department Store Tbk ●	1,021

	Italy - 6.0%
133	Azimut Holding S.p.A.	2,470
2,355	Beni Stabili S.p.A.	1,659
100	Brunello Cucinelli S.p.A. ●	2,148
821	Immobiliare Grande Distribuzione REIT	888
175	Pirelli & Co. S.p.A.	1,822
231	Safilo Group S.p.A.	3,786
72	Salvatore Ferragamo Italia S.p.A.	2,137
115	Yoox S.p.A. ●	2,162
		17,072
	Japan - 34.0%
418	Amada Co., Ltd.	3,354
33	Benesse Holdings, Inc.	1,449
1	CyberAgent, Inc.	1,836
78	Denyo Co., Ltd. ☼	1,126
70	Don Quijote Co.	3,792
218	Hino Motors Ltd.	3,330
221	Hitachi Metals Ltd.	2,285
83	Hoshizaki Electric Co., Ltd.	2,771
191	Hulic Co., Ltd.	2,121
63	IBJ Leasing Co., Ltd.	2,201
1,319	Ihi Corp.	4,918
12	Japan Exchange Group, Inc.	1,448
60	Japan Petroleum Exploration Co., Ltd.	2,394
97	Kakaku.com, Inc.	2,515
63	Konami Corp.	1,432
324	Makino Milling Machine Co.	1,927
1	Message Co., Ltd.	2,742
314	Mitsubishi Gas Chemical Co.	2,401
670	Mitsubishi UFJ Lease & Finance Co., Ltd.	3,784
217	Mori Seiki Co., Ltd.	2,731
56	Musashi Seimitsu Industry Co., Ltd.	1,346
294	Nihon Nohyaku Co., Ltd.	2,797
416	Nikkiso Co., Ltd.	5,895
67	Nippon Shinyaku Co., Ltd.	1,041
45	Pigeon Corp.	3,897
28	Sanrio Co., Ltd.	1,421
89	Sega Sammy Holdings, Inc.	2,336
1,177	Shinsei Bank Ltd.	3,303
209	Shionogi & Co., Ltd.	5,151
193	Shizuoka Gas Co., Ltd.	1,526
62	Square Enix Holdings Co., Ltd.	756
80	Sumco Corp.	840
67	Tamron Co., Ltd.	1,474
80	Tenma Corp.	1,037
111	THK Co., Ltd.	2,340
138	Tokyo Tomin Bank Ltd.	1,920
16	Tsuruha Holdings, Inc.	1,540
75	Yamato Kogyo Co.	2,484
325	Yaskawa Electric Corp.	3,977
162	Yokogawa Electric Corp.	1,650
		97,288

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Luxembourg - 1.6%
163	AZ Electronic Materials S.A.	$722
188	Reinet Investments S.A. ●	3,785
		4,507
	Mexico - 1.0%
737	Fibra Uno Administracion S.A. REIT	2,832

	Netherlands - 0.4%
166	USG People N.V.	1,296

	Norway - 1.7%
174	Kongsberg Gruppen ASA	3,280
114	Petroleum Geo-Services ASA	1,682
		4,962
	Russia - 0.7%
156	O'Key Group S.A. GDR ■	1,871

	Singapore - 0.6%
1,965	Indofood Agri Resources Ltd.	1,703

	South Korea - 1.9%
2	Amorepacific Corp.	1,253
7	CJ O Shopping Co., Ltd.	2,139
15	Green Cross Corp.	2,000
1	Green Cross Corp. Rights	33
		5,425
	Switzerland - 4.3%
18	Actelion Ltd.	1,083
40	Aryzta AG	2,505
20	Dufry Group ●	2,687
13	Partners Group	3,237
32	Tecan Group AG	2,931
		12,443
	United Kingdom - 18.3%
294	Babcock International Group plc	4,892
82	Berkeley (The) Group Holdings plc	2,646
531	Booker Group plc	983
191	Chemring Group plc	804
150	De La Rue plc	2,175
1,337	Debenhams plc	1,730
816	Direct Line Insurance Group plc	2,566
270	Domino's Pizza Group plc	2,730
242	Elementis plc ‡	994
1,476	Hansteen Holdings plc REIT	1,960
801	Hays plc	1,164
128	Hunting plc	1,603
307	IG Group Holdings plc	2,571
329	Informa plc	2,446
157	Invensys plc	939
280	James Fisher & Sons plc	4,368
174	Kier Group plc	3,172
362	Mears Group plc	1,973
521	Mothercare plc	2,565
209	Ophilr Energy plc ●	1,321
216	Persimmon plc	3,630
309	Savills plc	2,790
311	Tyman plc	983
53	Ultra Electronics Holdings plc	1,357
		52,362
	Total common stocks
	(cost $239,561)	$281,040

PREFERRED STOCKS - 0.5%
	Mexico - 0.5%
589	Grupo Sanborns S.A. de C.V.	$1,374

	Total preferred stocks
	(cost $1,296)	$1,374

	Total long-term investments
	(cost $240,857)	$282,414

SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.1%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $13, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $13)
$13	0.17%, 4/30/2013	$13
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $35, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$36)
35	0.15%, 4/30/2013	35
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $68, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $69)
68	0.15%, 4/30/2013	68
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $95, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $97)
95	0.14%, 4/30/2013	95
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $17, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $17)
17	0.17%, 4/30/2013	17
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $58, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $59)
58	0.14%, 4/30/2013	58

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.1% - (continued)
	Repurchase Agreements - 0.1% - (continued)
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $40, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $41)
$40	0.17%, 4/30/2013		$40
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $1, collateralized by U.S. Treasury Note 3.88%, 2018, value of $1)
1	0.13%, 4/30/2013		1
			327
	Total short-term investments
	(cost $327)		$327

	Total investments
	(cost $241,184) ▲	98.9%	$282,741
	Other assets and liabilities	1.1%	3,076
	Total net assets	100.0%	$285,817

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $244,254 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,906
Unrealized Depreciation	(11,419)
Net Unrealized Appreciation	$38,487

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $1,871, which represents 0.7% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $29 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Sell	05/02/2013	JPM	$53	$53	$–
EUR	Sell	05/02/2013	BCLY	238	240	(2)
EUR	Sell	05/03/2013	BCLY	48	48	–
EUR	Sell	05/06/2013	JPM	121	121	–
GBP	Buy	05/01/2013	DEUT	987	990	3
JPY	Buy	05/07/2013	CSFB	29	29	–
JPY	Sell	05/01/2013	HSBC	1,987	2,026	(39)
JPY	Sell	05/02/2013	SSG	568	575	(7)
						$(45)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
NPV	No Par Value
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$17,588	$3,033	$13,620	$935
Austria	7,628	–	7,628	–
Belgium	6,891	6,891	–	–
Brazil	1,117	1,117	–	–
China	1,337	1,337	–	–
Denmark	6,397	1,425	4,972	–
Finland	2,205	–	2,205	–
France	13,190	–	13,190	–
Germany	17,493	2,824	14,669	–
Hong Kong	4,412	–	4,412	–
Indonesia	1,021	1,021	–	–
Italy	17,072	1,659	15,413	–
Japan	97,288	2,742	94,546	–
Luxembourg	4,507	3,785	722	–
Mexico	2,832	2,832	–	–
Netherlands	1,296	–	1,296	–
Norway	4,962	3,280	1,682	–
Russia	1,871	1,871	–	–
Singapore	1,703	–	1,703	–
South Korea	5,425	–	5,425	–
Switzerland	12,443	2,931	9,512	–
United Kingdom	52,362	18,224	34,138	–
Total	281,040	54,972	225,133	935
Preferred Stocks	1,374	1,374	–	–
Short-Term Investments	327	–	327	–
Total	$282,741	$56,346	$225,460	$935
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–
Liabilities:
Foreign Currency Contracts*	48	–	48	–
Total	$48	$–	$48	$–

♦	For the six-month period ended April 30, 2013, investments valued at $5,128 were transferred from Level 1 to Level 2, and investments valued at $10,766 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$—	$—	$(37	)*	$—	$972	$—	$—	$—	$935
Total	$—	$—	$(37)		$—	$972	$—	$—	$—	$935

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(37).

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $241,184)	$282,741
Foreign currency on deposit with custodian (cost $19)	72
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	3,011
Fund shares sold	116
Dividends and interest	1,261
Other assets	68
Total assets	287,272
Liabilities:
Unrealized depreciation on foreign currency contracts	48
Bank overdraft	30
Payables:
Investment securities purchased	1,019
Fund shares redeemed	277
Investment management fees	42
Administrative fees	—
Distribution fees	5
Accrued expenses	34
Total liabilities	1,455
Net assets	$285,817
Summary of Net Assets:
Capital stock and paid-in-capital	$275,073
Distributions in excess of net investment loss	(2,765)
Accumulated net realized loss	(28,049)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	41,558
Net assets	$285,817

Shares authorized	500,000
Par value	$0 ..001
Class A: Net asset value per share/Maximum offering price per share	$15.48/$16.38
Shares outstanding	3,486
Net assets	$53,977
Class B: Net asset value per share	$14.75
Shares outstanding	319
Net assets	$4,704
Class C: Net asset value per share	$14.48
Shares outstanding	713
Net assets	$10,319
Class I: Net asset value per share	$15.39
Shares outstanding	199
Net assets	$3,061
Class R3: Net asset value per share	$15.60
Shares outstanding	349
Net assets	$5,449
Class R4: Net asset value per share	$15.63
Shares outstanding	150
Net assets	$2,350
Class R5: Net asset value per share	$15.68
Shares outstanding	19
Net assets	$298
Class Y: Net asset value per share	$15.68
Shares outstanding	13,117
Net assets	$205,659

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,349
Interest	2
Less: Foreign tax withheld	(181)
Total investment income	2,170

Expenses:
Investment management fees	1,132
Administrative services fees
Class R3	5
Class R4	1
Class R5	—
Transfer agent fees
Class A	80
Class B	14
Class C	15
Class I	2
Class R3	—
Class R4	—
Class R5	—
Class Y	2
Distribution fees
Class A	62
Class B	24
Class C	46
Class R3	11
Class R4	2
Custodian fees	15
Accounting services fees	23
Registration and filing fees	40
Board of Directors' fees	3
Audit fees	7
Other expenses	20
Total expenses (before waivers and fees paid indirectly)	1,504
Expense waivers	(1)
Transfer agent fee waivers	(16)
Commission recapture	(5)
Total waivers and fees paid indirectly	(22)
Total expenses, net	1,482
Net Investment Income	688
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	21,288
Net realized loss on foreign currency contracts	(110)
Net realized gain on other foreign currency transactions	85
Net Realized Gain on Investments and Foreign Currency Transactions	21,263
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	24,371
Net unrealized depreciation of foreign currency contracts	(47)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	64
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	24,388
Net Gain on Investments and Foreign Currency Transactions	45,651
Net Increase in Net Assets Resulting from Operations	$46,339

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$688	$1,801
Net realized gain on investments and foreign currency transactions	21,263	2,640
Net unrealized appreciation of investments and foreign currency transactions	24,388	20,492
Net Increase in Net Assets Resulting from Operations	46,339	24,933
Distributions to Shareholders:
From net investment income
Class A	(847)	(135)
Class B	(45)	—
Class C	(99)	—
Class I	(57)	(68)
Class R3	(71)	(10)
Class R4	(37)	(4)
Class R5	(4)	(1)
Class Y	(3,585)	(977)
Total distributions	(4,745)	(1,195)
Capital Share Transactions:
Class A	(1,403)	(7,675)
Class B	(1,068)	(1,628)
Class C	118	(1,454)
Class I	(6,034)	708
Class R3	371	1,900
Class R4	213	1,305
Class R5	95	25
Class Y	14,122	39,243
Net increase from capital share transactions	6,414	32,424
Net Increase in Net Assets	48,008	56,162
Net Assets:
Beginning of period	237,809	181,647
End of period	$285,817	$237,809
Undistributed (distribution in excess of) net investment income (loss)	$(2,765)	$1,292

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Small Company Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

14

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

16

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$48	$—	$—	$—	$—	$48
Total	$—	$48	$—	$—	$—	$—	$48

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(110)	$—	$—	$—	$—	$(110)
Total	$—	$(110)	$—	$—	$—	$—	$(110)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(47)	$—	$—	$—	$—	$(47)
Total	$—	$(47)	$—	$—	$—	$—	$(47)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

18

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,195	$2,422

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,791
Accumulated Capital Losses *	(47,740)
Unrealized Appreciation †	14,099
Total Accumulated Deficit	$(30,850)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$273
Accumulated Net Realized Gain (Loss)	(273)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$936
2017	46,804
Total	$47,740

During the year ended October 31, 2012, the Fund utilized $736 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of

20

HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

21

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.52%
Class B	2.28
Class C	2.27
Class I	1.11
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	0.98

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $50 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with

22

respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	7%
Class R5	54

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	52%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$115,359
Sales Proceeds Excluding U.S. Government Obligations	114,999

23

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	345	60	(504)	—	(99)	484	12	(1,137)	—	(641)
Amount	$4,851	$825	$(7,079)	$—	$(1,403)	$5,821	$131	$(13,627)	$—	$(7,675)
Class B
Shares	7	3	(90)	—	(80)	8	—	(149)	—	(141)
Amount	$91	$44	$(1,203)	$—	$(1,068)	$93	$—	$(1,721)	$—	$(1,628)
Class C
Shares	68	7	(67)	—	8	60	—	(190)	—	(130)
Amount	$904	$91	$(877)	$—	$118	$688	$—	$(2,142)	$—	$(1,454)
Class I
Shares	37	3	(512)	—	(472)	123	2	(63)	—	62
Amount	$528	$47	$(6,609)	$—	$(6,034)	$1,433	$18	$(743)	$—	$708
Class R3
Shares	84	5	(65)	—	24	218	1	(64)	—	155
Amount	$1,207	$71	$(907)	$—	$371	$2,671	$10	$(781)	$—	$1,900
Class R4
Shares	21	2	(9)	—	14	130	—	(23)	—	107
Amount	$302	$38	$(127)	$—	$213	$1,580	$4	$(279)	$—	$1,305
Class R5
Shares	9	—	(2)	—	7	2	—	—	—	2
Amount	$120	$4	$(29)	$—	$95	$24	$1	$—	$—	$25
Class Y
Shares	2,552	259	(1,841)	—	970	6,223	88	(2,777)	—	3,534
Amount	$36,909	$3,585	$(26,372)	$—	$14,122	$73,002	$977	$(34,736)	$—	$39,243
Total
Shares	3,123	339	(3,090)	—	372	7,248	103	(4,403)	—	2,948
Amount	$44,912	$4,705	$(43,203)	$—	$6,414	$85,312	$1,141	$(54,029)	$—	$32,424

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	27	$375
For the Year Ended October 31, 2012	31	$380

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

24

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

The Hartford International Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$13.14	$0.01	$2.57	$2.58	$(0.24)	$–	$–	$(0.24)	$15.48
B	12.47	(0.04)	2.44	2.40	(0.12)	–	–	(0.12)	14.75
C	12.26	(0.04)	2.40	2.36	(0.14)	–	–	(0.14)	14.48
I	13.09	0.02	2.57	2.59	(0.29)	–	–	(0.29)	15.39
R3	13.24	0.01	2.58	2.59	(0.23)	–	–	(0.23)	15.60
R4	13.29	0.03	2.58	2.61	(0.27)	–	–	(0.27)	15.63
R5	13.34	0.06	2.58	2.64	(0.30)	–	–	(0.30)	15.68
Y	13.34	0.05	2.60	2.65	(0.31)	–	–	(0.31)	15.68

For the Year Ended October 31, 2012
A	12.03	0.08	1.06	1.14	(0.03)	–	–	(0.03)	13.14
B	11.47	(0.03)	1.03	1.00	–	–	–	–	12.47
C	11.28	(0.02)	1.00	0.98	–	–	–	–	12.26
I	12.00	0.13	1.06	1.19	(0.10)	–	–	(0.10)	13.09
R3	12.16	0.08	1.06	1.14	(0.06)	–	–	(0.06)	13.24
R4	12.20	0.12	1.06	1.18	(0.09)	–	–	(0.09)	13.29
R5	12.22	0.14	1.08	1.22	(0.10)	–	–	(0.10)	13.34
Y	12.23	0.13	1.09	1.22	(0.11)	–	–	(0.11)	13.34

For the Year Ended October 31, 2011 (E)
A	12.56	0.07	(0.47)	(0.40)	(0.13)	–	–	(0.13)	12.03
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	–	–	(0.03)	11.47
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	–	–	(0.04)	11.28
I	12.53	0.12	(0.46)	(0.34)	(0.19)	–	–	(0.19)	12.00
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	–	–	(0.15)	12.16
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	–	–	(0.16)	12.20
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	–	–	(0.19)	12.22
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	–	–	(0.19)	12.23

For the Year Ended October 31, 2010 (E)
A	10.74	0.02	1.92	1.94	(0.12)	–	–	(0.12)	12.56
B	10.28	(0.07)	1.84	1.77	(0.08)	–	–	(0.08)	11.97
C	10.10	(0.07)	1.80	1.73	(0.05)	–	–	(0.05)	11.78
I	10.70	0.07	1.91	1.98	(0.15)	–	–	(0.15)	12.53
R3(H)	10.20	–	2.52	2.52	–	–	–	–	12.72
R4(H)	10.20	0.02	2.52	2.54	–	–	–	–	12.74
R5(H)	10.20	0.04	2.51	2.55	–	–	–	–	12.75
Y	10.89	0.07	1.96	2.03	(0.16)	–	–	(0.16)	12.76

For the Year Ended October 31, 2009
A	7.45	0.08	3.21	3.29	–	–	–	–	10.74
B	7.16	0.02	3.10	3.12	–	–	–	–	10.28
C	7.06	(0.01)	3.05	3.04	–	–	–	–	10.10
I	7.47	0.06	3.23	3.29	(0.06)	–	–	(0.06)	10.70
Y	7.60	0.09	3.27	3.36	(0.07)	–	–	(0.07)	10.89

For the Year Ended October 31, 2008 (E)
A	17.99	0.10	(8.53)	(8.43)	(0.16)	(1.95)	–	(2.11)	7.45
B	17.35	0.02	(8.20)	(8.18)	(0.06)	(1.95)	–	(2.01)	7.16
C	17.16	–	(8.08)	(8.08)	(0.07)	(1.95)	–	(2.02)	7.06
I	18.02	0.11	(8.48)	(8.37)	(0.23)	(1.95)	–	(2.18)	7.47
Y	18.26	0.18	(8.66)	(8.48)	(0.23)	(1.95)	–	(2.18)	7.60

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

19.84	%(F)	$53,977	1.56	%(G)	1.53	%(G)	0.14	%(G)	46%
19.39	(F)	4,704	2.58	(G)	2.28	(G)	(0.67	)(G)	–
19.43	(F)	10,319	2.31	(G)	2.27	(G)	(0.57	)(G)	–
20.06	(F)	3,061	1.12	(G)	1.12	(G)	0.34	(G)	–
19.81	(F)	5,449	1.69	(G)	1.65	(G)	0.08	(G)	–
19.94	(F)	2,350	1.39	(G)	1.35	(G)	0.39	(G)	–
20.11	(F)	298	1.11	(G)	1.05	(G)	0.79	(G)	–
20.16	(F)	205,659	0.99	(G)	0.99	(G)	0.77	(G)	–

9.56		47,109	1.61		1.55		0.59		61
8.72		4,973	2.62		2.30		(0.20)		–
8.69		8,647	2.37		2.30		(0.17)		–
10.08		8,781	1.06		1.05		1.12		–
9.44		4,297	1.71		1.65		0.62		–
9.81		1,802	1.41		1.35		0.95		–
10.17		164	1.15		1.05		1.15		–
10.14		162,036	1.01		1.00		1.11		–

(3.28)		50,854	1.59		1.55		0.51		69
(3.91)		6,188	2.55		2.30		(0.29)		–
(3.93)		9,420	2.34		2.30		(0.27)		–
(2.82)		7,309	1.09		1.07		0.94		–
(3.31)		2,065	1.71		1.65		0.73		–
(3.10)		356	1.44		1.35		0.90		–
(2.77)		126	1.12		1.05		0.99		–
(2.72)		105,329	1.02		1.00		1.03		–

18.22		53,514	1.63		1.57		0.14		97
17.28		7,850	2.60		2.32		(0.63)		–
17.23		11,103	2.37		2.32		(0.62)		–
18.76		7,698	1.08		1.08		0.63		–
24.71	(F)	125	1.73	(G)	1.65	(G)	0.08	(G)	–
24.90	(F)	125	1.43	(G)	1.36	(G)	0.38	(G)	–
25.00	(F)	125	1.12	(G)	1.06	(G)	0.68	(G)	–
18.83		111,493	1.02		1.02		0.68		–

44.16		53,517	1.81		1.39		0.64		151
43.58		8,798	2.89		1.80		0.25		–
43.06		11,713	2.55		2.14		(0.10)		–
44.32		7,255	1.09		1.09		0.59		–
44.48		85,937	1.05		1.05		1.06		–

(52.67)		48,739	1.52		1.52		0.79		121
(52.96)		7,392	2.53		2.13		0.18		–
(53.00)		10,563	2.28		2.28		0.02		–
(52.43)		1,497	1.16		1.16		1.23		–
(52.32)		55,020	1.01		1.01		1.36		–

27

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

28

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

29

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,198.40	$8.32	$1,000.00	$1,017.22	$7.64	1.53%	181	365
Class B	$1,000.00	$1,193.90	$12.40	$1,000.00	$1,013.49	$11.38	2.28	181	365
Class C	$1,000.00	$1,194.30	$12.37	$1,000.00	$1,013.52	$11.35	2.27	181	365
Class I	$1,000.00	$1,200.60	$6.10	$1,000.00	$1,019.25	$5.59	1.12	181	365
Class R3	$1,000.00	$1,198.10	$9.01	$1,000.00	$1,016.60	$8.26	1.65	181	365
Class R4	$1,000.00	$1,199.40	$7.38	$1,000.00	$1,018.09	$6.77	1.35	181	365
Class R5	$1,000.00	$1,201.10	$5.74	$1,000.00	$1,019.58	$5.27	1.05	181	365
Class Y	$1,000.00	$1,201.60	$5.39	$1,000.00	$1,019.89	$4.95	0.99	181	365

31

The Hartford International Small Company Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford International Small Company Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

32

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

The Hartford International Small Company Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

34

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-ISC13 4/13 113989 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD INTERNATIONAL VALUE FUND 2013 Semi Annual Report

The Hartford International Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Value Fund inception 05/28/2010

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 5/28/10 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
International Value A#	19.17%	20.90%	13.63%
International Value A##		14.25%	11.45%
International Value C#	18.76%	20.09%	12.86%
International Value C##		19.09%	12.86%
International Value I#	19.32%	21.25%	14.03%
International Value R3#	19.00%	20.63%	13.34%
International Value R4#	19.21%	20.94%	13.70%
International Value R5#	19.31%	21.35%	14.02%
International Value Y#	20.58%	22.75%	14.58%
MSCI EAFE Value Index	16.94%	22.45%	11.71%

†	Not Annualized
▲	Inception: 05/28/2010
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Value Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
International Value Class A	1.40%	1.57%
International Value Class C	2.15%	2.18%
International Value Class I	1.09%	1.09%
International Value Class R3	1.60%	1.80%
International Value Class R4	1.30%	1.49%
International Value Class R5	1.00%	1.19%
International Value Class Y	0.95%	1.01%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Theodore B.P. Jayne, CFA

Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 19.17%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the MSCI EAFE Value Index, which returned 16.94% for the same period. The Fund also outperformed the 14.10% average return of the Lipper International Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sectors in the MSCI EAFE Value Index rose during the period. Within the index, Consumer Discretionary (+28%), Information Technology (+27%), Health Care (+23%) gained the most during the period. Materials (+3%), Energy (+4%), and Utilities (+9%) lagged on a relative basis.

Security selection, which was strongest in Consumer Discretionary, Telecommunication Services, and Health Care, contributed positively to benchmark-relative performance during the period. This was partially offset by weaker stock selection in the Information Technology, Financials, and Materials sectors. Sector positioning, which is a result of bottom-up stock selection decisions, also contributed positively to benchmark-relative outperformance during the period, primarily due to the Fund’s overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and Consumer Discretionary as well as an underweight to Utilities.

Among the top contributors to benchmark-relative returns were Fuji Heavy Industries (Industrials), Softbank (Telecommunication Services), and Royal Dutch Shell (Energy). Maker of Subaru branded cars, Fuji Heavy Industries performed very strongly on the back of currency weakness in the Yen combined with strong execution on the product side. Shares of Japan-based telecommunication and internet provider Softbank rose on strong earnings and operating profit growth driven by mobile revenue growth and a profit-focused strategy offsetting increasing network costs. Global independent oil and gas company Royal Dutch Shell lagged after disappointing earnings due to soft North American demand and higher costs. Not owning this benchmark component contributed to benchmark-relative performance. Top absolute contributors for the period also included Roche Holding (Health Care).

Imperial Oil (Energy), Daito Trust Construction (Financials) and T&D Holdings (Financials) were the top detractors from benchmark-relative and absolute returns. Shares of Imperial Oil, a Canada-based integrated oil company, fell due to the drop in Canadian oil prices. Shares of Japan-based condominium and apartment developer Daito Trust

3

The Hartford International Value Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

Construction fell on the announcement of margins lower than market expectations. Japan-based insurance company T&D Holdings was held briefly in the fund; however, shares of Japanese life insurers have been negatively impacted by the fall in the Japanese Government Bond yield curve.

What is the outlook?

The world economy is slowly but steadily emerging from a post-bubble overhang. Looking into 2014, we expect all regions to strengthen economically while inflation should remain subdued in many parts of the world. Central banks are playing a key role in anchoring bond yields and helping the financial sector healing process. The U.S. Federal Reserve Board is likely to tighten monetary policy later next year, while the European Central Bank and Bank of Japan are expected to leave monetary conditions accommodative for longer. Overall, we expect a return of a world economy that is determined by regional macro fundamentals rather than by swings in global risk sentiment.

As a result of bottom-up stock selection, we ended the period most overweight the Information Technology, Consumer Staples, and Consumer Discretionary sectors and most underweight the Industrials, Energy, and Telecommunication Services sectors.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	5.2%
Banks (Financials)	18.1
Capital Goods (Industrials)	1.2
Commercial and Professional Services (Industrials)	1.1
Consumer Durables and Apparel (Consumer Discretionary)	5.9
Diversified Financials (Financials)	3.3
Energy (Energy)	6.0
Food and Staples Retailing (Consumer Staples)	1.8
Food, Beverage and Tobacco (Consumer Staples)	7.4
Insurance (Financials)	8.1
Materials (Materials)	2.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.4
Real Estate (Financials)	3.8
Semiconductors and Semiconductor Equipment (Information Technology)	7.1
Software and Services (Information Technology)	3.4
Telecommunication Services (Services)	4.4
Transportation (Industrials)	2.4
Utilities (Utilities)	3.8
Short-Term Investments	2.6
Other Assets and Liabilities	3.0
Total	100.0%

4

The Hartford International Value Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.4%
	Australia - 4.2%
8	National Australia Bank Ltd.	$283
75	Westfield Retail Trust REIT	256
		539
	Belgium - 2.0%
3	Anheuser-Busch InBev N.V.	262

	Brazil - 1.7%
16	Cia de Saneamento Basico do Estado de Sao Paulo ADR	222

	Canada - 5.0%
3	Barrick Gold Corp.	63
1	Canadian National Railway Co.	140
7	CGI Group, Inc. Class A ●	219
6	Imperial Oil Ltd. ‡	223
		645
	France - 7.7%
5	BNP Paribas	265
1	Christian Dior	259
2	Lafarge S.A.	136
3	Sanofi-Aventis S.A.	336
		996
	Germany - 3.5%
1	Continental AG ●	120
29	Infineon Technologies AG	226
1	SAP AG	110
		456
	Hong Kong - 2.0%
270	Guangdong Investment Ltd.	261

	Israel - 0.9%
2	Check Point Software Technologies Ltd. ADR ●	109

	Japan - 18.5%
14	Fuji Heavy Industries Ltd.	270
42	Isuzu Motors Ltd.	280
12	Japan Tobacco, Inc.	438
43	Mitsubishi UFJ Financial Group, Inc.	291
36	Mitsubishi UFJ Lease & Finance Co., Ltd.	202
27	Nomura Holdings, Inc.	223
5	SoftBank Corp.	243
8	Sumitomo Mitsui Financial Group, Inc.	378
6	Zeon Corp.	65
		2,390
	Netherlands - 1.1%
2	ASML Holding N.V.	138

	Norway - 1.1%
6	Telenor ASA	145

	Panama - 1.3%
1	Copa Holdings S.A. Class A	171

	Philippines - 1.8%
368	Robinsons Land Corp.	230

	Singapore - 1.0%
9	DBS Group Holdings Ltd. ☼	123

	South Africa - 1.1%
15	Discovery Ltd.	138

	South Korea - 2.2%
—	Samsung Electronics Co., Ltd.	289

	Spain - 2.4%
13	Repsol S.A. ●	308

	Sweden - 2.3%
25	Nordea Bank Ab	300

	Switzerland - 8.2%
4	Novartis AG	302
2	Roche Holding AG	430
4	Swiss Re Ltd.	321
		1,053
	Taiwan - 2.0%
14	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	261

	United Kingdom - 24.4%
44	Amlin plc	290
5	Aon plc	296
3	AstraZeneca plc	151
8	Babcock International Group plc	135
30	Barclays Bank plc ADR	133
4	Berkeley (The) Group Holdings plc	140
34	BP plc	245
8	Diageo Capital plc	255
41	HSBC Holdings plc	446
15	Persimmon plc	245
9	Rolls-Royce Holdings plc	156
5	Standard Chartered plc	118
85	Taylor Wimpey plc	123
40	Tesco plc	228
59	Vodafone Group plc	181
		3,142
	Total common stocks
	(cost $10,922)	$12,178

	Total long-term investments
	(cost $10,922)	$12,178

SHORT-TERM INVESTMENTS - 2.6%
	Repurchase Agreements - 2.6%
	Bank of America Merrill Lynch TriParty
	Repurchase Agreement (maturing on
	05/01/2013 in the amount of $13,
	collateralized by FHLB 1.93%, 2021,
	FHLMC 0.38%, 2013, FNMA 3.00%, 2028,
	value of $14)
$13	0.17%, 4/30/2013	$13

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.6% - (continued)
	Repurchase Agreements - 2.6% - (continued)
	Bank of Montreal TriParty Repurchase
	Agreement (maturing on 05/01/2013 in the
	amount of $37, collateralized by FHLMC
	3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
	2018, U.S. Treasury Bond 11.25%, 2015,
	U.S. Treasury Note 0.75%, 2013, value of
	$37)
$37	0.15%, 4/30/2013		$37
	Barclays Capital TriParty Repurchase
	Agreement (maturing on 05/01/2013 in the
	amount of $70, collateralized by U.S.
	Treasury Note 0.88% - 3.13%, 2017 - 2021,
	value of $72)
70	0.15%, 4/30/2013		70
	Citigroup Global Markets, Inc. TriParty
	Repurchase Agreement (maturing on
	05/01/2013 in the amount of $98,
	collateralized by U.S. Treasury Note 0.75%
	- 2.13%, 2015 - 2019, value of $100)
98	0.14%, 4/30/2013		98
	Deutsche Bank Securities TriParty Repurchase
	Agreement (maturing on 05/01/2013 in the
	amount of $18, collateralized by FHLMC
	3.00% - 5.50%, 2037 - 2043, FNMA 3.00%,
	2043, value of $18)
18	0.17%, 4/30/2013		18
	RBS Securities, Inc. TriParty Repurchase
	Agreement (maturing on 05/01/2013 in the
	amount of $60, collateralized by U.S.
	Treasury Note 1.00% - 2.25%, 2016 - 2022,
	value of $61)
60	0.14%, 4/30/2013		60
	TD Securities TriParty Repurchase Agreement
	(maturing on 05/01/2013 in the amount of
	$42, collateralized by U.S. Treasury Note
	0.25% - 1.88%, 2014 - 2019, value of $43)
42	0.17%, 4/30/2013		42
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 05/01/2013 in the amount of
	$1, collateralized by U.S. Treasury Note
	3.88%, 2018, value of $1)
1	0.13%, 4/30/2013		1
			339
	Total short-term investments
	(cost $339)		$339

	Total investments
	(cost $11,261) ▲	97.0%	$12,517
	Other assets and liabilities	3.0%	389
	Total net assets	100.0%	$12,906

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $12,074 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,321
Unrealized Depreciation	(878)
Net Unrealized Appreciation	$443

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $122 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	07/12/2013	NAB	$355	$349	$(6)
JPY	Sell	05/07/2013	CSFB	246	247	(1)
SGD	Buy	05/06/2013	BCLY	122	122	–
						$(7)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
NAB	National Australia Bank

Currency Abbreviations:
AUD	Australian Dollar
JPY	Japanese Yen
SGD	Singapore Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$539	$–	$539	$–
Belgium	262	–	262	–
Brazil	222	222	–	–
Canada	645	645	–	–
France	996	–	996	–
Germany	456	–	456	–
Hong Kong	261	–	261	–
Israel	109	109	–	–
Japan	2,390	–	2,390	–
Netherlands	138	–	138	–
Norway	145	–	145	–
Panama	171	171	–	–
Philippines	230	230	–	–
Singapore	123	–	123	–
South Africa	138	–	138	–
South Korea	289	–	289	–
Spain	308	–	308	–
Sweden	300	–	300	–
Switzerland	1,053	–	1,053	–
Taiwan	261	261	–	–
United Kingdom	3,142	296	2,846	–
Total	12,178	1,934	10,244	–
Short-Term Investments	339	–	339	–
Total	$12,517	$1,934	$10,583	$–
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	7	–	7	–
Total	$7	$–	$7	$–

♦	For the six-month period ended April 30, 2013, investments valued at $405 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $11,261)	$12,517
Cash	—
Foreign currency on deposit with custodian (cost $41)	42
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	247
Fund shares sold	118
Dividends and interest	111
Other assets	53
Total assets	13,088
Liabilities:
Unrealized depreciation on foreign currency contracts	7
Payables:
Investment securities purchased	159
Fund shares redeemed	—
Investment management fees	2
Administrative fees	—
Distribution fees	—
Accrued expenses	14
Total liabilities	182
Net assets	$12,906
Summary of Net Assets:
Capital stock and paid-in-capital	$25,601
Distributions in excess of net investment loss	(633)
Accumulated net realized loss	(13,312)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,250
Net assets	$12,906

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.94/$13.69
Shares outstanding	593
Net assets	$7,679
Class C: Net asset value per share	$12.89
Shares outstanding	90
Net assets	$1,154
Class I: Net asset value per share	$12.98
Shares outstanding	59
Net assets	$767
Class R3: Net asset value per share	$12.95
Shares outstanding	57
Net assets	$742
Class R4: Net asset value per share	$12.97
Shares outstanding	56
Net assets	$728
Class R5: Net asset value per share	$12.98
Shares outstanding	57
Net assets	$734
Class Y: Net asset value per share	$13.13
Shares outstanding	84
Net assets	$1,102

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$459
Interest	1
Less: Foreign tax withheld	(27)
Total investment income	433

Expenses:
Investment management fees	108
Administrative services fees
Class R3	1
Class R4	—
Class R5	—
Transfer agent fees
Class A	6
Class C	—
Class I	—
Class R3	—
Class Y	—
Distribution fees
Class A	7
Class C	5
Class R3	2
Class R4	1
Custodian fees	4
Accounting services fees	2
Registration and filing fees	35
Board of Directors' fees	2
Audit fees	6
Other expenses	9
Total expenses (before waivers)	188
Expense waivers	(55)
Total waivers	(55)
Total expenses, net	133
Net Investment Income	300
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	5,970
Net realized gain on foreign currency contracts	141
Net realized loss on other foreign currency transactions	(106)
Net Realized Gain on Investments and Foreign Currency Transactions	6,005
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,467)
Net unrealized depreciation of foreign currency contracts	(65)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(1,529)
Net Gain on Investments and Foreign Currency Transactions	4,476
Net Increase in Net Assets Resulting from Operations	$4,776

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$300	$2,371
Net realized gain (loss) on investments and foreign currency transactions	6,005	(8,456)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(1,529)	2,966
Net Increase (Decrease) in Net Assets Resulting from Operations	4,776	(3,119)
Distributions to Shareholders:
From net investment income
Class A	(384)	(26)
Class C	(75)	—
Class I	(56)	(6)
Class R3	(54)	(2)
Class R4	(54)	(4)
Class R5	(56)	(6)
Class Y	(2,461)	(1,516)
Total distributions	(3,140)	(1,560)
Capital Share Transactions:
Class A	2,949	294
Class C	154	(4)
Class I	87	(35)
Class R3	36	12
Class R4	54	4
Class R5	56	6
Class Y	(27,481)	(97,496)
Net decrease from capital share transactions	(24,145)	(97,219)
Net Decrease in Net Assets	(22,509)	(101,898)
Net Assets:
Beginning of period	35,415	137,313
End of period	$12,906	$35,415
Undistributed (distribution in excess of) net investment income (loss)	$(633)	$2,207

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford International Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the

12

Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or

13

The Hartford International Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

14

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

15

The Hartford International Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$7	$—	$—	$—	$—	$7
Total	$—	$7	$—	$—	$—	$—	$7

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$141	$—	$—	$—	$—	$141
Total	$—	$141	$—	$—	$—	$—	$141

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(65)	$—	$—	$—	$—	$(65)
Total	$—	$(65)	$—	$—	$—	$—	$(65)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,560	$206
Long-Term Capital Gains ‡	—	2

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,265
Accumulated Capital Losses *	(18,505)
Unrealized Appreciation †	1,909
Total Accumulated Deficit	$(14,331)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$204
Accumulated Net Realized Gain (Loss)	(204)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$8,226
Long Term Capital Loss Carryforward	1,610
Total	$9,836

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$8,669
Total	$8,669

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $35 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	19%
Class C	61
Class I	97
Class R3	98
Class R4	100
Class R5	100
Class Y	100

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$16,174
Sales Proceeds Excluding U.S. Government Obligations	42,809

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	288	32	(76)	—	244	90	2	(65)	—	27
Amount	$3,495	$382	$(928)	$—	$2,949	$998	$26	$(730)	$—	$294
Class C
Shares	8	7	(2)	—	13	10	—	(10)	—	—
Amount	$101	$75	$(22)	$—	$154	$111	$—	$(115)	$—	$(4)
Class I
Shares	2	5	—	—	7	—	1	(4)	—	(3)
Amount	$31	$56	$—	$—	$87	$—	$6	$(41)	$—	$(35)
Class R3
Shares	—	5	(2)	—	3	1	—	—	—	1
Amount	$2	$54	$(20)	$—	$36	$10	$2	$—	$—	$12
Class R4
Shares	—	5	—	—	5	—	—	—	—	—
Amount	$—	$54	$—	$—	$54	$—	$4	$—	$—	$4
Class R5
Shares	—	5	—	—	5	—	1	—	—	1
Amount	$—	$56	$—	$—	$56	$—	$6	$—	$—	$6
Class Y
Shares	215	211	(2,684)	—	(2,258)	984	143	(10,285)	—	(9,158)
Amount	$2,595	$2,461	$(32,537)	$—	$(27,481)	$10,846	$1,516	$(109,858)	$—	$(97,496)
Total
Shares	513	270	(2,764)	—	(1,981)	1,085	147	(10,364)	—	(9,132)
Amount	$6,224	$3,138	$(33,507)	$—	$(24,145)	$11,965	$1,560	$(110,744)	$—	$(97,219)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth

22

Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford International Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (D)
A	$11.83	$0.19	$1.96	$2.15	$(1.04)	$–	$–	$(1.04)	$12.94
C	11.75	0.14	1.96	2.10	(0.96)	–	–	(0.96)	12.89
I	11.89	0.20	1.98	2.18	(1.09)	–	–	(1.09)	12.98
R3	11.83	0.16	1.98	2.14	(1.02)	–	–	(1.02)	12.95
R4	11.86	0.18	1.98	2.16	(1.05)	–	–	(1.05)	12.97
R5	11.89	0.20	1.98	2.18	(1.09)	–	–	(1.09)	12.98
Y	11.91	0.12	2.20	2.32	(1.10)	–	–	(1.10)	13.13

For the Year Ended October 31, 2012 (D)
A	11.28	0.18	0.45	0.63	(0.08)	–	–	(0.08)	11.83
C	11.19	0.10	0.46	0.56	–	–	–	–	11.75
I	11.32	0.23	0.45	0.68	(0.11)	–	–	(0.11)	11.89
R3	11.26	0.16	0.45	0.61	(0.04)	–	–	(0.04)	11.83
R4	11.29	0.19	0.46	0.65	(0.08)	–	–	(0.08)	11.86
R5	11.32	0.23	0.45	0.68	(0.11)	–	–	(0.11)	11.89
Y	11.34	0.28	0.42	0.70	(0.13)	–	–	(0.13)	11.91

For the Year Ended October 31, 2011 (D)
A	11.82	0.18	(0.45)	(0.27)	(0.02)	(0.25)	–	(0.27)	11.28
C	11.79	0.09	(0.44)	(0.35)	–	(0.25)	–	(0.25)	11.19
I	11.84	0.22	(0.45)	(0.23)	(0.04)	(0.25)	–	(0.29)	11.32
R3	11.81	0.15	(0.45)	(0.30)	–	(0.25)	–	(0.25)	11.26
R4	11.82	0.18	(0.45)	(0.27)	(0.01)	(0.25)	–	(0.26)	11.29
R5	11.84	0.22	(0.46)	(0.24)	(0.03)	(0.25)	–	(0.28)	11.32
Y	11.84	0.20	(0.41)	(0.21)	(0.04)	(0.25)	–	(0.29)	11.34

From May 28, 2010 (commencement of operations), through October 31, 2010
A(G)	10.00	0.02	1.80	1.82	–	–	–	–	11.82
C(G)	10.00	(0.01)	1.80	1.79	–	–	–	–	11.79
I(G)	10.00	0.03	1.81	1.84	–	–	–	–	11.84
R3(G)	10.00	–	1.81	1.81	–	–	–	–	11.81
R4(G)	10.00	0.01	1.81	1.82	–	–	–	–	11.82
R5(G)	10.00	0.03	1.81	1.84	–	–	–	–	11.84
Y(G)	10.00	0.03	1.81	1.84	–	–	–	–	11.84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on May 28, 2010.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

19.17	%(E)	$7,679	1.89	%(F)	1.40	%(F)	3.19	%(F)	64%
18.76	(E)	1,154	2.51	(F)	2.10	(F)	2.28	(F)	–
19.32	(E)	767	1.42	(F)	1.01	(F)	3.36	(F)	–
19.00	(E)	742	2.12	(F)	1.60	(F)	2.72	(F)	–
19.21	(E)	728	1.82	(F)	1.30	(F)	3.03	(F)	–
19.31	(E)	734	1.52	(F)	1.00	(F)	3.33	(F)	–
20.58	(E)	1,102	1.23	(F)	0.82	(F)	1.97	(F)	–

5.68		4,126	1.57		1.40		1.64		137
5.00		901	2.18		2.09		0.94		–
6.14		615	1.09		1.00		2.02		–
5.47		641	1.80		1.60		1.41		–
5.80		611	1.49		1.30		1.72		–
6.15		615	1.19		1.00		2.02		–
6.32		27,906	1.01		0.92		2.50		–

(2.37)		3,629	1.69		1.34		1.50		112
(3.10)		859	2.37		2.02		0.74		–
(2.07)		621	1.34		1.00		1.85		–
(2.67)		597	2.05		1.60		1.22		–
(2.34)		577	1.74		1.30		1.52		–
(2.09)		580	1.44		1.00		1.82		–
(1.90)		130,450	1.10		0.76		1.70		–

18.20	(E)	1,765	3.05	(F)	1.27	(F)	0.50	(F)	47
17.90	(E)	695	3.76	(F)	1.98	(F)	(0.28	)(F)	–
18.40	(E)	601	2.75	(F)	0.97	(F)	0.67	(F)	–
18.10	(E)	609	3.45	(F)	1.62	(F)	0.02	(F)	–
18.20	(E)	591	3.15	(F)	1.32	(F)	0.33	(F)	–
18.40	(E)	592	2.85	(F)	1.02	(F)	0.63	(F)	–
18.40	(E)	1,777	2.75	(F)	0.97	(F)	0.68	(F)	–

25

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

26

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

27

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,191.70	$7.62	$1,000.00	$1,017.84	$7.01	1.40%	181	365
Class C	$1,000.00	$1,187.60	$11.37	$1,000.00	$1,014.40	$10.47	2.10	181	365
Class I	$1,000.00	$1,193.20	$5.50	$1,000.00	$1,019.78	$5.07	1.01	181	365
Class R3	$1,000.00	$1,190.00	$8.70	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class R4	$1,000.00	$1,192.10	$7.08	$1,000.00	$1,018.34	$6.51	1.30	181	365
Class R5	$1,000.00	$1,193.10	$5.45	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class Y	$1,000.00	$1,205.80	$4.50	$1,000.00	$1,020.72	$4.12	0.82	181	365

29

The Hartford International Value Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford International Value Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

30

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

The Hartford International Value Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

32

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-IV13 4/13 113990 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MIDCAP FUND 2013 Semi Annual Report

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
MidCap A#	17.60%	18.01%	5.57%	10.89%
MidCap A##		11.52%	4.39%	10.26%
MidCap B#	17.08%	16.94%	4.71%	10.28%*
MidCap B##		11.94%	4.38%	10.28%*
MidCap C#	17.20%	17.14%	4.86%	10.14%
MidCap C##		16.14%	4.86%	10.14%
MidCap I#	17.74%	18.31%	5.84%	11.03%
MidCap R3#	17.47%	17.68%	5.48%	11.11%
MidCap R4#	17.64%	18.06%	5.73%	11.24%
MidCap R5#	17.80%	18.43%	5.99%	11.37%
MidCap Y#	17.87%	18.49%	6.07%	11.42%
S&P MidCap 400 Index	19.23%	18.84%	8.37%	11.73%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.23%	1.23%
MidCap Class B	2.08%	2.16%
MidCap Class C	1.93%	1.93%
MidCap Class I	0.99%	0.99%
MidCap Class R3	1.49%	1.49%
MidCap Class R4	1.18%	1.18%
MidCap Class R5	0.88%	0.88%
MidCap Class Y	0.78%	0.78%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 17.60%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 19.23% for the same period. The Fund outperformed the 16.98% average return in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Mid cap stocks (+19%) outperformed both large cap (+14%) and small cap stocks (+17%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Within the S&P MidCap 400 Index, all ten sectors posted positive returns. The Consumer Staples (+39%), Health Care (+29%), and Industrials (+22%) sectors performed best. The Telecommunications Services (+0%), Materials (+12%), and Information Technology (+14%) sectors lagged the broader index.

Fund underperformance versus the benchmark was driven by unfavorable security selection, primarily within Consumer Staples, Industrials, and Financials. This was partially offset by strong stock selection within Consumer Discretionary and Materials. Sector allocation, driven by our bottom-up stock selection process, contributed modestly to relative returns during the period, primarily due to an overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and an underweight in Materials. A small cash position, also a result of our stock-by-stock selection process detracted from relative results in an upward-trending market.

Top relative detractors included M&T Bank (Financials), Newfield Exploration (Energy), and Weight Watchers (Consumer Discretionary). Shares of M&T Bank, a bank holding company, declined after it agreed to acquire Hudson City Bancorp. Shares of Newfield Exploration, a U.S.-based oil & gas exploration and production company, fell after the company released lower-than-expected production guidance and plans to divest international assets. Weight Watchers is a global-branded consumer company and provider of weight management services. Shares slipped after the company lowered its Earnings per Share (EPS) guidance to a range more in line with analysts’ estimates. In addition, Herbalife was among the Fund’s top absolute detractors for the period.

Top contributors to relative performance included Trip Advisor (Consumer Discretionary), Alkermes (Health Care)

3

The Hartford MidCap Fund

Manager Discussion – (continued)
April 30, 2013 (Unaudited)

and Actavis (Health Care). Internet travel site Trip Advisor’s shares rose on solid results and revenue guidance for the quarter as well as reduced investor concerns regarding changes in the company’s business model. Shares of Alkermes, a drug developer, rose after the company reported solid results and announced positive phase two test results for its depression drug. Actavis is a global, integrated specialty pharmaceutical company and the third largest generics producer. Shares moved higher after Valeant Pharmaceuticals initiated merger discussions with the company. Management rejected the offer. Vertex Pharmaceuticals and Manpower were among the Fund’s top absolute contributors for the period.

What is the outlook?

We remain cautiously optimistic looking ahead in 2013; we believe the Fund is balanced and positioned with high conviction names we believe should be resilient under a variety of economic circumstances.

We continue to identify emerging themes including non-residential construction. Trimble, which provides Global Positioning Services mapping services for farming and construction applications, and Autodesk, producer of building design software, are examples of fund holdings leveraged to non-residential construction.

At the end of the period, our largest overweights were in the Health Care, Energy, and Information Technology sectors, while our largest underweights were Financials, Materials, and Utilities, relative to the benchmark.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.6%
Banks (Financials)	4.3
Capital Goods (Industrials)	8.9
Commercial and Professional Services (Industrials)	7.4
Consumer Durables and Apparel (Consumer Discretionary)	2.2
Consumer Services (Consumer Discretionary)	0.8
Diversified Financials (Financials)	5.7
Energy (Energy)	10.3
Food and Staples Retailing (Consumer Staples)	0.6
Food, Beverage and Tobacco (Consumer Staples)	1.1
Health Care Equipment and Services (Health Care)	5.2
Insurance (Financials)	3.3
Materials (Materials)	2.6
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	13.8
Real Estate (Financials)	0.5
Retailing (Consumer Discretionary)	6.7
Semiconductors and Semiconductor Equipment (Information Technology)	1.5
Software and Services (Information Technology)	11.6
Technology Hardware and Equipment (Information Technology)	3.5
Transportation (Industrials)	2.3
Utilities (Utilities)	2.5
Short-Term Investments	0.4
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford MidCap Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3%
	Automobiles and Components - 2.6%
1,573	Allison Transmission Holdings, Inc.	$35,878
964	Harley-Davidson, Inc.	52,706
		88,584
	Banks - 4.3%
236	Cullen/Frost Bankers, Inc.	14,250
499	East West Bancorp, Inc.	12,147
2,372	First Niagara Financial Group, Inc.	22,557
801	First Republic Bank	30,433
606	M&T Bank Corp.	60,754
73	Signature Bank ●	5,206
		145,347
	Capital Goods - 8.9%
397	Carlisle Cos., Inc.	25,783
679	IDEX Corp.	35,351
1,063	Jacobs Engineering Group, Inc. ●	53,675
1,037	Lennox International, Inc.	64,278
491	MSC Industrial Direct Co., Inc.	38,669
1,033	PACCAR, Inc.	51,411
409	Pall Corp.	27,314
		296,481
	Commercial and Professional Services - 7.4%
1,021	Equifax, Inc. ●	62,509
135	IHS, Inc. ●	13,144
1,036	Manpower, Inc.	55,097
1,912	Robert Half International, Inc.	62,739
1,428	Waste Connections, Inc.	54,180
		247,669
	Consumer Durables and Apparel - 2.2%
57	NVR, Inc. ●	58,236
365	Ryland Group, Inc.	16,429
		74,665
	Consumer Services - 0.8%
621	Weight Watchers International, Inc.	26,180

	Diversified Financials - 5.7%
391	Greenhill & Co., Inc.	18,077
930	Invesco Ltd.	29,510
640	LPL Financial Holdings, Inc.	22,107
482	Moody's Corp.	29,328
2,133	SEI Investments Co.	61,134
407	T. Rowe Price Group, Inc.	29,482
		189,638
	Energy - 10.3%
899	Atwood Oceanics, Inc. ●	44,105
269	Cabot Oil & Gas Corp.	18,311
1,607	Cobalt International Energy, Inc. ●	44,911
1,048	Consol Energy, Inc.	35,244
1,474	Denbury Resources, Inc. ●	26,366
484	Ensco plc	27,913
369	EQT Corp.	27,698
418	Oceaneering International, Inc.	29,342
268	Pioneer Natural Resources Co.	32,716
170	Range Resources Corp.	12,504
1,591	Superior Energy Services, Inc. ●	43,885
		342,995
	Food and Staples Retailing - 0.6%
245	PriceSmart, Inc.	21,834

	Food, Beverage and Tobacco - 1.1%
709	Molson Coors Brewing Co.	36,589

	Health Care Equipment and Services - 5.2%
2,361	Allscripts Healthcare Solutions, Inc. ●	32,674
599	AmerisourceBergen Corp.	32,443
727	Cardinal Health, Inc.	32,142
688	Catamaran Corp. ●	39,723
978	Patterson Cos., Inc.	37,103
		174,085
	Insurance - 3.3%
107	Alleghany Corp. ●	42,252
68	Markel Corp. ●	36,331
707	W.R. Berkley Corp.	30,687
		109,270
	Materials - 2.6%
254	FMC Corp.	15,434
566	Packaging Corp. of America	26,922
131	Sherwin-Williams Co.	23,991
412	Silgan Holdings, Inc.	19,715
		86,062
	Media - 1.9%
508	AMC Networks, Inc. Class A ●	32,009
1,692	DreamWorks Animation SKG, Inc. ●	32,631
		64,640
	Pharmaceuticals, Biotechnology and Life Sciences - 13.8%
704	Actavis, Inc. ●	74,409
1,421	Alkermes plc ●	43,486
635	Cubist Pharmaceuticals, Inc. ●	29,153
1,060	Elan Corp. plc ADR ●	12,400
288	Illumina, Inc. ●	18,639
1,180	Incyte Corp. ●	26,143
1,124	Ironwood Pharmaceuticals, Inc. ●	17,101
2,238	Mylan, Inc. ●	65,141
68	Onyx Pharmaceuticals, Inc. ●	6,481
218	Regeneron Pharmaceuticals, Inc. ●	46,865
400	Salix Pharmaceuticals Ltd. ●	20,937
872	Vertex Pharmaceuticals, Inc. ●	66,986
377	Waters Corp. ●	34,823
		462,564
	Real Estate - 0.5%
424	Corrections Corp. of America REIT	15,356

	Retailing - 6.7%
756	Advance Automotive Parts, Inc.	63,411
1,176	CarMax, Inc. ●	54,165
105	HomeAway, Inc. ●	3,205
781	Joseph A. Bank Clothiers, Inc. ●	34,103
246	Tiffany & Co.	18,121
938	TripAdvisor, Inc. ●	49,316
		222,321
	Semiconductors and Semiconductor Equipment - 1.5%
956	Maxim Integrated Products, Inc.	29,583
700	NXP Semiconductors N.V. ●	19,273
		48,856
	Software and Services - 11.6%
400	ANSYS, Inc. ●	32,376
722	Autodesk, Inc. ●	28,424
486	Citrix Systems, Inc. ●	30,228
290	Factset Research Systems, Inc.	27,266

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Software and Services - 11.6% - (continued)
419	FleetCor Technologies, Inc. ●		$32,220
306	Gartner, Inc. Class A ●		17,694
4,420	Genpact Ltd.		82,217
837	Micros Systems, Inc. ●		35,503
2,032	Vantiv, Inc. ●		45,771
496	VeriSign, Inc. ●		22,858
419	WEX, Inc. ●		31,733
			386,290
	Technology Hardware and Equipment - 3.5%
447	Amphenol Corp. Class A		33,767
186	FEI Co.		11,866
1,069	National Instruments Corp.		29,210
1,452	Trimble Navigation Ltd. ●		41,738
			116,581
	Transportation - 2.3%
556	C.H. Robinson Worldwide, Inc.		33,013
754	Expeditors International of Washington, Inc.		27,108
220	J.B. Hunt Transport Services, Inc.		15,666
			75,787
	Utilities - 2.5%
350	Northeast Utilities		15,860
1,210	UGI Corp.		49,585
434	Wisconsin Energy Corp.		19,523
			84,968
	Total common stocks
	(cost $2,607,881)		$3,316,762

	Total long-term investments
	(cost $2,607,881)		$3,316,762

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $543, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $554)
$543	0.17%, 4/30/2013		$543
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $1,479, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $1,508)
1,479	0.15%, 4/30/2013		1,479
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,848, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $2,905)
2,848	0.15%, 4/30/2013		2,848
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,955, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $4,035)
3,955	0.14%, 4/30/2013		3,955
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $711, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $725)
711	0.17%, 4/30/2013		711
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,410, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $2,458)
2,410	0.14%, 4/30/2013		2,410
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,695, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $1,728)
1,695	0.17%, 4/30/2013		1,695
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $30, collateralized by U.S. Treasury Note 3.88%, 2018, value of $31)
30	0.13%, 4/30/2013		30
			13,671
	Total short-term investments
	(cost $13,671)		$13,671

	Total investments
	(cost $2,621,552) ▲	99.7%	$3,330,433
	Other assets and liabilities	0.3%	9,265
	Total net assets	100.0%	$3,339,698

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $2,634,521 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$763,325
Unrealized Depreciation	(67,413)
Net Unrealized Appreciation	$695,912

•	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,316,762	$3,316,762	$–	$–
Short-Term Investments	13,671	–	13,671	–
Total	$3,330,433	$3,316,762	$13,671	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,621,552)	$3,330,433
Cash	1
Receivables:
Investment securities sold	14,106
Fund shares sold	2,830
Dividends and interest	2,983
Other assets	87
Total assets	3,350,440
Liabilities:
Payables:
Investment securities purchased	6,154
Fund shares redeemed	3,469
Investment management fees	397
Administrative fees	4
Distribution fees	147
Accrued expenses	571
Total liabilities	10,742
Net assets	$3,339,698
Summary of Net Assets:
Capital stock and paid-in-capital	$2,573,472
Undistributed net investment income	2,302
Accumulated net realized gain	55,043
Unrealized appreciation of investments	708,881
Net assets	$3,339,698

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$22.50/$23.81
Shares outstanding	74,025
Net assets	$1,665,733
Class B: Net asset value per share	$18.38
Shares outstanding	1,755
Net assets	$32,257
Class C: Net asset value per share	$18.74
Shares outstanding	22,354
Net assets	$418,996
Class I: Net asset value per share	$22.72
Shares outstanding	10,340
Net assets	$234,911
Class R3: Net asset value per share	$24.61
Shares outstanding	1,659
Net assets	$40,817
Class R4: Net asset value per share	$24.95
Shares outstanding	2,658
Net assets	$66,326
Class R5: Net asset value per share	$25.11
Shares outstanding	3,232
Net assets	$81,160
Class Y: Net asset value per share	$25.17
Shares outstanding	31,762
Net assets	$799,498

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$20,588
Interest	10
Total investment income	20,598

Expenses:
Investment management fees	11,280
Administrative services fees
Class R3	39
Class R4	44
Class R5	36
Transfer agent fees
Class A	1,519
Class B	57
Class C	289
Class I	228
Class R3	3
Class R4	2
Class R5	1
Class Y	7
Distribution fees
Class A	1,972
Class B	155
Class C	1,963
Class R3	97
Class R4	73
Custodian fees	9
Accounting services fees	185
Registration and filing fees	95
Board of Directors' fees	42
Audit fees	20
Other expenses	229
Total expenses (before waivers and fees paid indirectly)	18,345
Transfer agent fee waivers	(12)
Commission recapture	(38)
Total waivers and fees paid indirectly	(50)
Total expenses, net	18,295
Net Investment Income	2,303
Net Realized Gain on Investments:
Net realized gain on investments in securities	68,019
Net Realized Gain on Investments	68,019
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	434,325
Net Changes in Unrealized Appreciation of Investments	434,325
Net Gain on Investments and Foreign Currency Transactions	502,344
Net Increase in Net Assets Resulting from Operations	$504,647

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$2,303	$8,471
Net realized gain on investments and foreign currency transactions	68,019	197,478
Net unrealized appreciation of investments	434,325	190,705
Net Increase in Net Assets Resulting from Operations	504,647	396,654
Distributions to Shareholders:
From net investment income
Class A	(608)	—
Class I	(578)	(689)
Class R4	(2)	—
Class R5	(235)	(251)
Class Y	(2,944)	(3,044)
Total from net investment income	(4,367)	(3,984)
From net realized gain on investments
Class A	(96,210)	(206,662)
Class B	(2,311)	(5,982)
Class C	(28,184)	(57,289)
Class I	(13,170)	(36,775)
Class R3	(2,175)	(4,405)
Class R4	(3,216)	(7,343)
Class R5	(3,729)	(8,057)
Class Y	(36,780)	(73,685)
Total from net realized gain on investments	(185,775)	(400,198)
Total distributions	(190,142)	(404,182)
Capital Share Transactions:
Class A	(31,667)	(217,181)
Class B	(1,179)	(11,908)
Class C	3,862	(31,941)
Class I	(1,311)	(105,004)
Class R3	(1,067)	(2,613)
Class R4	2,139	(8,387)
Class R5	7,072	(8,335)
Class Y	82,352	(44,541)
Net increase (decrease) from capital share transactions	60,201	(429,910)
Net Increase (Decrease) in Net Assets	374,706	(437,438)
Net Assets:
Beginning of period	2,964,992	3,402,430
End of period	$3,339,698	$2,964,992
Undistributed (distribution in excess of) net investment income (loss)	$2,302	$4,366

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford MidCap Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

14

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

15

The Hartford MidCap Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$3,982	$—
Long-Term Capital Gains ‡	400,200	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$4,366
Undistributed Long-Term Capital Gain	185,768
Unrealized Appreciation *	261,587
Total Accumulated Earnings	$451,721

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

16

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(4,104)
Accumulated Net Realized Gain (Loss)	4,972
Capital Stock and Paid-in-Capital	(868)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

17

The Hartford MidCap Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.21%
Class B	2.06
Class C	1.91
Class I	0.98
Class R3	1.48
Class R4	1.17
Class R5	0.87
Class Y	0.77

18

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $1,178 and contingent deferred sales charges of $20 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$476,669
Sales Proceeds Excluding U.S. Government Obligations	613,673

19

The Hartford MidCap Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,631	4,997	(9,757)	—	(1,129)	6,151	11,934	(27,775)	—	(9,690)
Amount	$76,035	$95,264	$(202,966)	$—	$(31,667)	$118,891	$202,047	$(538,119)	$—	$(217,181)
Class B
Shares	35	145	(237)	—	(57)	87	407	(1,173)	—	(679)
Amount	$597	$2,262	$(4,038)	$—	$(1,179)	$1,408	$5,770	$(19,086)	$—	$(11,908)
Class C
Shares	1,195	1,670	(2,509)	—	356	1,782	3,679	(6,926)	—	(1,465)
Amount	$20,745	$26,598	$(43,481)	$—	$3,862	$29,021	$53,050	$(114,012)	$—	$(31,941)
Class I
Shares	1,119	643	(1,781)	—	(19)	2,391	1,921	(9,489)	—	(5,177)
Amount	$23,608	$12,414	$(37,333)	$—	$(1,311)	$46,791	$32,888	$(184,683)	$—	$(105,004)
Class R3
Shares	284	102	(425)	—	(39)	514	235	(857)	—	(108)
Amount	$6,493	$2,140	$(9,700)	$—	$(1,067)	$10,918	$4,346	$(17,877)	$—	$(2,613)
Class R4
Shares	464	151	(524)	—	91	890	389	(1,627)	—	(348)
Amount	$10,742	$3,185	$(11,788)	$—	$2,139	$19,030	$7,259	$(34,676)	$—	$(8,387)
Class R5
Shares	483	177	(339)	—	321	762	425	(1,507)	—	(320)
Amount	$11,118	$3,778	$(7,824)	$—	$7,072	$16,556	$7,997	$(32,888)	$—	$(8,335)
Class Y
Shares	4,777	1,707	(2,943)	—	3,541	4,909	3,476	(10,038)	—	(1,653)
Amount	$114,004	$36,553	$(68,205)	$—	$82,352	$105,591	$65,645	$(215,777)	$—	$(44,541)
Total
Shares	11,988	9,592	(18,515)	—	3,065	17,486	22,466	(59,392)	—	(19,440)
Amount	$263,342	$182,194	$(385,335)	$—	$60,201	$348,206	$379,002	$(1,157,118)	$—	$(429,910)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	47	$988
For the Year Ended October 31, 2012	242	$4,733

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

20

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

21

The Hartford MidCap Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$20.44	$0.01	$3.35	$3.36	$–	$(1.30)	$–	$(1.30)	$22.50
B	17.00	(0.07)	2.75	2.68	–	(1.30)	–	(1.30)	18.38
C	17.29	(0.05)	2.80	2.75	–	(1.30)	–	(1.30)	18.74
I	20.65	0.04	3.38	3.42	(0.05)	(1.30)	–	(1.35)	22.72
R3	22.25	(0.02)	3.68	3.66	–	(1.30)	–	(1.30)	24.61
R4	22.51	0.02	3.72	3.74	–	(1.30)	–	(1.30)	24.95
R5	22.69	0.05	3.74	3.79	(0.07)	(1.30)	–	(1.37)	25.11
Y	22.75	0.06	3.75	3.81	(0.09)	(1.30)	–	(1.39)	25.17

For the Year Ended October 31, 2012(G)
A	20.67	0.05	2.22	2.27	–	(2.50)	–	(2.50)	20.44
B	17.77	(0.10)	1.83	1.73	–	(2.50)	–	(2.50)	17.00
C	18.01	(0.08)	1.86	1.78	–	(2.50)	–	(2.50)	17.29
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	–	(2.54)	20.65
R3	22.32	–	2.43	2.43	–	(2.50)	–	(2.50)	22.25
R4	22.49	0.06	2.46	2.52	–	(2.50)	–	(2.50)	22.51
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	–	(2.57)	22.69
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	–	(2.59)	22.75

For the Year Ended October 31, 2011(G)
A	20.16	0.02	0.49	0.51	–	–	–	–	20.67
B	17.48	(0.14)	0.43	0.29	–	–	–	–	17.77
C	17.68	(0.12)	0.45	0.33	–	–	–	–	18.01
I	20.28	0.09	0.48	0.57	–	–	–	–	20.85
R3	21.82	(0.05)	0.55	0.50	–	–	–	–	22.32
R4	21.92	0.02	0.55	0.57	–	–	–	–	22.49
R5	22.02	0.09	0.55	0.64	–	–	–	–	22.66
Y	22.05	0.12	0.54	0.66	–	–	–	–	22.71

For the Year Ended October 31, 2010(G)
A	16.20	(0.04)	4.00	3.96	–	–	–	–	20.16
B	14.16	(0.17)	3.49	3.32	–	–	–	–	17.48
C	14.30	(0.15)	3.53	3.38	–	–	–	–	17.68
I	16.25	–	4.03	4.03	–	–	–	–	20.28
R3	17.58	(0.11)	4.35	4.24	–	–	–	–	21.82
R4	17.60	(0.04)	4.36	4.32	–	–	–	–	21.92
R5	17.62	0.01	4.39	4.40	–	–	–	–	22.02
Y	17.63	0.05	4.37	4.42	–	–	–	–	22.05

For the Year Ended October 31, 2009(G)
A	14.55	(0.02)	1.67	1.65	–	–	–	–	16.20
B	12.81	(0.11)	1.46	1.35	–	–	–	–	14.16
C	12.93	(0.10)	1.47	1.37	–	–	–	–	14.30
I(H)	12.12	(0.01)	4.14	4.13	–	–	–	–	16.25
R3(I)	15.90	(0.05)	1.73	1.68	–	–	–	–	17.58
R4(I)	15.90	(0.02)	1.72	1.70	–	–	–	–	17.60
R5(I)	15.90	–	1.72	1.72	–	–	–	–	17.62
Y	15.75	0.06	1.82	1.88	–	–	–	–	17.63

For the Year Ended October 31, 2008(G)
A	26.89	(0.02)	(8.25)	(8.27)	(0.11)	(3.96)	–	(4.07)	14.55
B	24.23	(0.16)	(7.30)	(7.46)	–	(3.96)	–	(3.96)	12.81
C	24.40	(0.14)	(7.37)	(7.51)	–	(3.96)	–	(3.96)	12.93
Y	28.74	0.08	(8.91)	(8.83)	(0.20)	(3.96)	–	(4.16)	15.75

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

17.60	%(E)	$1,665,733	1.21	%(F)	1.21	%(F)	0.13	%(F)	15%
17.08	(E)	32,257	2.14	(F)	2.06	(F)	(0.72	)(F)	–
17.20	(E)	418,996	1.92	(F)	1.92	(F)	(0.58	)(F)	–
17.74	(E)	234,911	0.98	(F)	0.98	(F)	0.36	(F)	–
17.47	(E)	40,817	1.48	(F)	1.48	(F)	(0.14	)(F)	–
17.64	(E)	66,326	1.17	(F)	1.17	(F)	0.16	(F)	–
17.80	(E)	81,160	0.87	(F)	0.87	(F)	0.45	(F)	–
17.87	(E)	799,498	0.77	(F)	0.77	(F)	0.56	(F)	–

13.47		1,536,203	1.23		1.23		0.25		45
12.50		30,803	2.16		2.08		(0.62)		–
12.63		380,413	1.93		1.93		(0.45)		–
13.78		213,875	0.99		0.99		0.48		–
13.16		37,776	1.49		1.49		(0.01)		–
13.50		57,799	1.18		1.18		0.29		–
13.85		66,039	0.88		0.88		0.59		–
13.98		642,084	0.78		0.78		0.70		–

2.53		1,754,028	1.21		1.21		0.09		70
1.66		44,266	2.06		2.06		(0.72)		–
1.87		422,515	1.91		1.91		(0.63)		–
2.81		324,002	0.92		0.92		0.40		–
2.29		40,311	1.48		1.48		(0.23)		–
2.60		65,550	1.18		1.18		0.07		–
2.91		73,192	0.87		0.87		0.38		–
2.99		678,566	0.77		0.77		0.50		–

24.44		2,275,785	1.25		1.25		(0.24)		56
23.45		108,330	2.05		2.05		(1.03)		–
23.64		448,592	1.93		1.93		(0.92)		–
24.80		541,255	0.96		0.96		0.01		–
24.12		22,038	1.49		1.49		(0.57)		–
24.55		41,422	1.18		1.18		(0.23)		–
24.97		47,915	0.88		0.88		0.05		–
25.07		556,046	0.78		0.78		0.23		–

11.34		1,718,214	1.36		1.36		(0.14)		91
10.54		137,032	2.17		2.11		(0.85)		–
10.60		353,413	2.01		2.01		(0.80)		–
34.08	(E)	111,661	1.03	(F)	1.03	(F)	(0.07	)(F)	–
10.57	(E)	638	1.50	(F)	1.50	(F)	(0.70	)(F)	–
10.69	(E)	3,354	1.18	(F)	1.18	(F)	(0.28	)(F)	–
10.82	(E)	693	0.88	(F)	0.88	(F)	(0.01	)(F)	–
11.94		242,996	0.81		0.81		0.39		–

(35.56)		1,310,085	1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		(0.86)		–
(36.01)		274,583	1.92		1.92		(0.77)		–
(35.28)		163,339	0.79		0.79		0.36		–

23

The Hartford MidCap Fund

Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on February 27, 2009.
(I)	Commenced operations on May 29, 2009.

24

The Hartford MidCap Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

25

The Hartford MidCap Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford MidCap Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,176.00	$6.54	$1,000.00	$1,018.78	$6.07	1.21%	181	365
Class B	$1,000.00	$1,170.80	$11.11	$1,000.00	$1,014.56	$10.31	2.06	181	365
Class C	$1,000.00	$1,172.00	$10.32	$1,000.00	$1,015.29	$9.58	1.92	181	365
Class I	$1,000.00	$1,177.40	$5.28	$1,000.00	$1,019.94	$4.90	0.98	181	365
Class R3	$1,000.00	$1,174.70	$7.99	$1,000.00	$1,017.44	$7.42	1.48	181	365
Class R4	$1,000.00	$1,176.40	$6.34	$1,000.00	$1,018.97	$5.88	1.17	181	365
Class R5	$1,000.00	$1,178.00	$4.71	$1,000.00	$1,020.47	$4.37	0.87	181	365
Class Y	$1,000.00	$1,178.70	$4.17	$1,000.00	$1,020.97	$3.86	0.77	181	365

28

The Hartford MidCap Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford MidCap Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

29

The Hartford MidCap Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

30

The Hartford MidCap Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

31

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-MC13 4/13 113991 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MIDCAP VALUE FUND 2013 Semi Annual Report

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
MidCap Value A#	16.35%	18.62%	8.11%	10.71%
MidCap Value A##		12.09%	6.89%	10.09%
MidCap Value B#	15.88%	17.74%	7.34%	10.20%*
MidCap Value B##		12.74%	7.03%	10.20%*
MidCap Value C#	15.89%	17.75%	7.30%	9.90%
MidCap Value C##		16.75%	7.30%	9.90%
MidCap Value I#	16.58%	19.03%	8.35%	10.84%
MidCap Value R3#	16.15%	18.31%	8.15%	11.00%
MidCap Value R4#	16.38%	18.72%	8.34%	11.10%
MidCap Value R5#	16.53%	19.04%	8.53%	11.19%
MidCap Value Y#	16.55%	19.16%	8.57%	11.21%
Russell 2500 Value Index	18.83%	22.25%	7.90%	11.20%
Russell Midcap Value Index	19.89%	23.66%	7.49%	11.88%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Value Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
MidCap Value Class A	1.35%	1.38%
MidCap Value Class B	2.10%	2.38%
MidCap Value Class C	2.06%	2.06%
MidCap Value Class I	1.00%	1.00%
MidCap Value Class R3	1.55%	1.55%
MidCap Value Class R4	1.25%	1.25%
MidCap Value Class R5	0.95%	0.96%
MidCap Value Class Y	0.84%	0.84%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
James N. Mordy
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of the Hartford MidCap Value Fund returned 16.35%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 18.83% for the same period. The Fund also underperformed the 19.46% average return in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the period, mid cap equities (+19%) outperformed small caps (+17%) and large caps (+14%) represented by the S&P 400 MidCap, Russell 2000, and S&P 500 indices respectively. All ten sectors in the Russell 2500 Value Index gained during the period, with Consumer Staples (+24%), Consumer Discretionary (+23%), and Health Care (+23%) performing the best. Materials (11%) and Telecommunication & Media (12%) lagged on a relative basis during the period.

The Fund’s relative underperformance versus the index was due primarily to weak stock selection within Information Technology, Consumer Discretionary, and Consumer Staples, which more than offset strong stock selection within Materials and Industrials. Overall sector allocation, a fallout of the investment decision process, also detracted from relative returns, in part due to our overweight positions (i.e. the Fund’s sector position was greater than the benchmark position) in the Materials and Industrials sectors. A modest cash position detracted in an upward trending environment.

The largest detractors from benchmark-relative returns included Impax Laboratories (Health Care), BR Properties (Financials), and Avago Technologies (Information Technology). Shares of Impax Laboratories, a specialty pharmaceutical company, fell after the company failed an inspection by the Food & Drug Administration (FDA) of its manufacturing facility in Hayward, California. This failure resulted in further delays to potential new drug approvals and sent the stock lower during the period. Shares of BR Properties, a Brazil-based company engaged in the real-estate sector, fell during the period due to weaker sentiment towards Brazilian equities ahead of a potential interest rate tightening cycle in Brazil, and on moderately higher office supply in Brazil. Shares of Avago Technologies, a designer, developer, and global supplier of a range of analog semiconductor devices, fell during the period almost exclusively on fear that one of the company’s largest customers, Apple, would deliver disappointing handset results and guidance, which it did. New Gold (Materials) also

3

The Hartford MidCap Value Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

detracted from the Fund’s absolute performance (i.e. total return).

The largest contributors to absolute and relative performance included Delta Air Lines (Industrials), Methanex (Materials), and Almirall (Health Care). Shares of Delta Air Lines, a US-based air line carrier, moved higher during the period as the company benefitted from continued capacity discipline and industry consolidation. Shares of Methanex, a Canada-based supplier of methanol to international markets in Asia Pacific, North America, Europe and Latin America, rose during the period as the stock benefited from higher forecasts for the price of methanol, and from improved demand and supply dynamics. Shares of Almirall, a Spain-based company principally engaged in the research, development, storage, and distribution of pharmaceutical products, also rose during the period as the company saw two of its main pipeline drugs get approved by the FDA.

What is the outlook?

U.S. indicators were stronger than expected in January and February, but softened in March. The sequester has created new near term uncertainty, but the consumer is benefitting from a surge in net worth. The global manufacturing PMI (Purchasing Manager’s Index) rose further in March despite disappointing progress in Europe. In our view, inflation is not yet problematic, allowing for continued central bank easing. We continue to view this as a supportive environment for equities. We are favoring companies that do not depend solely on Gross Domestic Product growth for earnings progress.

As of the end of the period, we were most overweight the Industrials, Information Technology, and Health Care sectors and most underweight the Financials, Consumer Discretionary, and Utilities sectors relative to the Fund’s benchmark.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	7.7%
Capital Goods (Industrials)	15.2
Consumer Durables and Apparel (Consumer Discretionary)	6.9
Diversified Financials (Financials)	1.7
Energy (Energy)	7.2
Food, Beverage and Tobacco (Consumer Staples)	3.6
Health Care Equipment and Services (Health Care)	5.8
Insurance (Financials)	9.9
Materials (Materials)	8.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	3.0
Real Estate (Financials)	5.4
Retailing (Consumer Discretionary)	2.6
Semiconductors and Semiconductor Equipment (Information Technology)	5.7
Software and Services (Information Technology)	3.1
Technology Hardware and Equipment (Information Technology)	3.9
Transportation (Industrials)	1.6
Utilities (Utilities)	6.8
Short-Term Investments	1.9
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford MidCap Value Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1%
	Banks - 7.7%
145	BankUnited, Inc.	$3,677
77	Beneficial Mutual Bancorp, Inc. ●	660
147	Comerica, Inc.	5,343
112	EverBank Financial Corp.	1,791
196	First Midwest Bancorp, Inc.	2,456
68	Iberiabank Corp.	3,089
116	Popular, Inc. ●	3,304
465	Regions Financial Corp.	3,950
173	Zions Bancorporation	4,259
		28,529
	Capital Goods - 15.2%
76	AGCO Corp.	4,036
208	Barnes Group, Inc.	5,768
73	Chicago Bridge & Iron Co. N.V.	3,905
47	Dover Corp.	3,215
78	Esterline Technologies Corp. ●	5,818
72	Hubbell, Inc. Class B	6,928
144	KBR, Inc.	4,332
89	Moog, Inc. Class A ●	4,131
132	Pentair Ltd.	7,196
96	Rexel S.A. ☼	2,111
21	Teledyne Technologies, Inc. ●	1,546
106	WESCO International, Inc. ●	7,563
		56,549
	Consumer Durables and Apparel - 6.9%
21	Harman International Industries, Inc.	948
88	Lennar Corp.	3,607
114	Mattel, Inc.	5,182
237	Newell Rubbermaid, Inc.	6,250
2,090	Samsonite International S.A.	5,154
136	Toll Brothers, Inc. ●	4,673
		25,814
	Diversified Financials - 1.7%
114	LPL Financial Holdings, Inc.	3,936
119	PHH Corp. ●	2,511
182	Solar Cayman Ltd. ⌂■●†	13
		6,460
	Energy - 7.2%
296	Cobalt International Energy, Inc. ●	8,283
50	Consol Energy, Inc.	1,685
44	Japan Petroleum Exploration Co., Ltd. ☼	1,763
122	Newfield Exploration Co. ●	2,663
282	Ocean Rig UDW, Inc. ●	4,618
131	QEP Resources, Inc.	3,761
296	Trican Well Service Ltd.	3,870
		26,643
	Food, Beverage and Tobacco - 3.6%
86	Bunge Ltd. Finance Corp.	6,189
50	Dr. Pepper Snapple Group	2,456
157	Ebro Foods S.A. ☼	3,219
20	Ingredion, Inc.	1,404
		13,268
	Health Care Equipment and Services - 5.8%
93	AmerisourceBergen Corp.	5,044
454	Boston Scientific Corp. ●	3,397
242	Brookdale Senior Living, Inc. ●	6,228
24	Universal Health Services, Inc. Class B	1,572
91	Wellcare Health Plans, Inc. ●	5,318
		21,559
	Insurance - 9.9%
31	Everest Re Group Ltd.	4,198
96	Hanover Insurance Group, Inc.	4,821
155	Principal Financial Group, Inc.	5,581
131	Reinsurance Group of America, Inc.	8,222
292	Unum Group	8,136
195	XL Group plc	6,063
		37,021
	Materials - 8.0%
83	Cabot Corp.	3,102
99	Celanese Corp.	4,867
84	Louisiana-Pacific Corp. ●	1,529
203	Methanex Corp. ADR	8,607
72	Owens-Illinois, Inc. ●	1,884
152	Packaging Corp. of America	7,220
226	Rexam plc	1,813
938	Yingde Gases	904
		29,926
	Pharmaceuticals, Biotechnology and Life Sciences - 3.0%
556	Almirall S.A. ☼	7,348
67	UCB S.A. ●☼	3,957
		11,305
	Real Estate - 5.4%
138	American Assets Trust, Inc. REIT ‡	4,669
198	BR Properties S.A.	2,191
64	Equity Lifestyle Properties, Inc. REIT	5,200
222	Forest City Enterprises, Inc. Class A ●	4,145
136	Hatteras Financial Corp. REIT	3,728
		19,933
	Retailing - 2.6%
2,375	Buck Holdings L.P. ⌂●†	1,173
89	GNC Holdings, Inc.	4,039
97	Men's Wearhouse, Inc.	3,233
18	Ross Stores, Inc.	1,182
		9,627
	Semiconductors and Semiconductor Equipment - 5.7%
188	Avago Technologies Ltd.	5,993
257	Microsemi Corp. ●	5,352
179	Skyworks Solutions, Inc. ●	3,946
356	Teradyne, Inc. ●	5,844
		21,135
	Software and Services - 3.1%
187	Booz Allen Hamilton Holding Corp.	2,842
100	Check Point Software Technologies Ltd. ADR ●	4,653
124	Verint Systems, Inc. ●	4,103
		11,598
	Technology Hardware and Equipment - 3.9%
205	Arrow Electronics, Inc. ●	8,038
120	SanDisk Corp. ●	6,283
		14,321
	Transportation - 1.6%
346	Delta Air Lines, Inc. ●	5,938

	Utilities - 6.8%
82	Alliant Energy Corp.	4,382
99	Great Plains Energy, Inc.	2,382
272	N.V. Energy, Inc.	5,893
149	UGI Corp.	6,110
114	Westar Energy, Inc.	3,975

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Utilities - 6.8% - (continued)
60	Wisconsin Energy Corp.		$2,692
			25,434
	Total common stocks
	(cost $301,260)		$365,060

	Total long-term investments
	(cost $301,260)		$365,060

SHORT-TERM INVESTMENTS - 1.9%
Repurchase Agreements - 1.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $287, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $293)
$287	0.17%, 4/30/2013		$287
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $783, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$798)
783	0.15%, 4/30/2013		783
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,508, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $1,538)
1,508	0.15%, 4/30/2013		1,508
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,094, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $2,136)
2,094	0.14%, 4/30/2013		2,094
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $377, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $384)
376	0.17%, 4/30/2013		376
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,276, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $1,301)
1,276	0.14%, 4/30/2013		1,276
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $897, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $915)
897	0.17%, 4/30/2013		897
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $16, collateralized by U.S. Treasury Note 3.88%, 2018, value of $16)
16	0.13%, 4/30/2013		16
			7,237
	Total short-term investments
	(cost $7,237)		$7,237

	Total investments
	(cost $308,497) ▲	100.0%	$372,297
	Other assets and liabilities	—%	(127)
	Total net assets	100.0%	$372,170

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $311,468 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$68,823
Unrealized Depreciation	(7,994)
Net Unrealized Appreciation	$60,829

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $1,186, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $13, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$259
03/2007	182	Solar Cayman Ltd. - 144A	53

At April 30, 2013, the aggregate value of these securities was $1,186, which represents 0.3% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $253 at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	05/02/2013	BCLY	$12	$12	$–
EUR	Buy	05/02/2013	BCLY	185	187	2
EUR	Buy	05/03/2013	BCLY	53	54	1
GBP	Buy	05/02/2013	DEUT	5	5	–
JPY	Buy	05/07/2013	CSFB	4	4	–
JPY	Buy	05/01/2013	HSBC	8	8	–
						$3

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$365,060	$337,605	$26,269	$1,186
Short-Term Investments	7,237	–	7,237	–
Total	$372,297	$337,605	$33,506	$1,186
Foreign Currency Contracts *	3	–	3	–
Total	$3	$–	$3	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$3,624	$(1,116)	$1,545	*	$—	$—	$(2,867)	$—	$—	$1,186
Total	$3,624	$(1,116)	$1,545		$—	$—	$(2,867)	$—	$—	$1,186

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(1,878).

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $308,497)	$372,297
Cash	1
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	3,513
Fund shares sold	240
Dividends and interest	164
Other assets	68
Total assets	376,286
Liabilities:
Payables:
Investment securities purchased	3,630
Fund shares redeemed	348
Investment management fees	45
Administrative fees	—
Distribution fees	14
Accrued expenses	79
Total liabilities	4,116
Net assets	$372,170
Summary of Net Assets:
Capital stock and paid-in-capital	$296,800
Distributions in excess of net investment loss	(2,182)
Accumulated net realized gain	13,751
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	63,801
Net assets	$372,170

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.49/$15.33
Shares outstanding	12,563
Net assets	$182,037
Class B: Net asset value per share	$13.21
Shares outstanding	211
Net assets	$2,787
Class C: Net asset value per share	$13.13
Shares outstanding	2,442
Net assets	$32,075
Class I: Net asset value per share	$14.51
Shares outstanding	832
Net assets	$12,069
Class R3: Net asset value per share	$15.10
Shares outstanding	276
Net assets	$4,161
Class R4: Net asset value per share	$15.16
Shares outstanding	207
Net assets	$3,138
Class R5: Net asset value per share	$15.21
Shares outstanding	25
Net assets	$382
Class Y: Net asset value per share	$15.21
Shares outstanding	8,907
Net assets	$135,521

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$2,451
Interest	5
Less: Foreign tax withheld	(24)
Total investment income	2,432

Expenses:
Investment management fees	1,325
Administrative services fees
Class R3	4
Class R4	2
Class R5	—
Transfer agent fees
Class A	222
Class B	8
Class C	31
Class I	10
Class R3	—
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	211
Class B	14
Class C	149
Class R3	10
Class R4	4
Custodian fees	9
Accounting services fees	25
Registration and filing fees	41
Board of Directors' fees	4
Audit fees	7
Other expenses	30
Total expenses (before waivers and fees paid indirectly)	2,107
Expense waivers	—
Transfer agent fee waivers	(4)
Commission recapture	(14)
Total waivers and fees paid indirectly	(18)
Total expenses, net	2,089
Net Investment Income	343
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	26,376
Net realized gain on foreign currency contracts	13
Net realized loss on other foreign currency transactions	(12)
Net Realized Gain on Investments and Foreign Currency Transactions	26,377
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	27,474
Net unrealized appreciation of foreign currency contracts	3
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	27,475
Net Gain on Investments and Foreign Currency Transactions	53,852
Net Increase in Net Assets Resulting from Operations	$54,195

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$343	$2,638
Net realized gain on investments and foreign currency transactions	26,377	19,269
Net unrealized appreciation of investments and foreign currency transactions	27,475	31,683
Net Increase in Net Assets Resulting from Operations	54,195	53,590
Distributions to Shareholders:
From net investment income
Class A	(1,652)	(645)
Class C	(126)	—
Class I	(84)	(33)
Class R3	(32)	(8)
Class R4	(30)	(14)
Class R5	(5)	(2)
Class Y	(2,004)	(1,048)
Total distributions	(3,933)	(1,750)
Capital Share Transactions:
Class A	(969)	(12,511)
Class B	(439)	(6,114)
Class C	(726)	(4,861)
Class I	5,586	1,161
Class R3	102	1,585
Class R4	—	869
Class R5	21	146
Class Y	(20,350)	5,661
Net decrease from capital share transactions	(16,775)	(14,064)
Net Increase in Net Assets	33,487	37,776
Net Assets:
Beginning of period	338,683	300,907
End of period	$372,170	$338,683
Undistributed (distribution in excess of) net investment income (loss)	$(2,182)	$1,408

The accompanying notes are an integral part of these financial statements.

12

The Hartford MidCap Value Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

13

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

14

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

15

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

16

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

17

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$13	$—	$—	$—	$—	$13
Total	$—	$13	$—	$—	$—	$—	$13

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

18

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,750	$216

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,544
Accumulated Capital Losses *	(11,791)
Unrealized Appreciation †	33,355
Total Accumulated Earnings	$25,108

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$173
Accumulated Net Realized Gain (Loss)	(173)

19

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$2,757
2016	919
2017	8,115
Total	$11,791

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $15,813 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

20

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

21

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.32%
Class B	2.10
Class C	2.01
Class I	1.00
Class R3	1.52
Class R4	1.21
Class R5	0.94
Class Y	0.81

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $200 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any

22

related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	40%
Class Y	—

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	21%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$108,007
Sales Proceeds Excluding U.S. Government Obligations	130,242

23

The Hartford MidCap Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,057	124	(1,261)	—	(80)	2,054	59	(3,170)	—	(1,057)
Amount	$14,408	$1,616	$(16,993)	$—	$(969)	$24,003	$625	$(37,139)	$—	$(12,511)
Class B
Shares	8	—	(44)	—	(36)	22	—	(604)	—	(582)
Amount	$106	$—	$(545)	$—	$(439)	$227	$—	$(6,341)	$—	$(6,114)
Class C
Shares	174	9	(247)	—	(64)	259	—	(723)	—	(464)
Amount	$2,150	$105	$(2,981)	$—	$(726)	$2,754	$—	$(7,615)	$—	$(4,861)
Class I
Shares	857	4	(449)	—	412	210	2	(113)	—	99
Amount	$11,749	$55	$(6,218)	$—	$5,586	$2,448	$22	$(1,309)	$—	$1,161
Class R3
Shares	62	3	(57)	—	8	146	1	(20)	—	127
Amount	$879	$32	$(809)	$—	$102	$1,820	$8	$(243)	$—	$1,585
Class R4
Shares	24	2	(27)	—	(1)	108	1	(36)	—	73
Amount	$345	$28	$(373)	$—	$—	$1,315	$14	$(460)	$—	$869
Class R5
Shares	5	—	(4)	—	1	12	—	—	—	12
Amount	$65	$5	$(49)	$—	$21	$145	$2	$(1)	$—	$146
Class Y
Shares	789	146	(2,332)	—	(1,397)	4,449	95	(3,964)	—	580
Amount	$11,202	$2,004	$(33,556)	$—	$(20,350)	$53,215	$1,048	$(48,602)	$—	$5,661
Total
Shares	2,976	288	(4,421)	—	(1,157)	7,260	158	(8,630)	—	(1,212)
Amount	$40,904	$3,845	$(61,524)	$—	$(16,775)	$85,927	$1,719	$(101,710)	$—	$(14,064)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	19	$263
For the Year Ended October 31, 2012	214	$2,460

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

24

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

The Hartford MidCap Value Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$12.58	$–	$2.04	$2.04	$(0.13)	$–	$–	$(0.13)	$14.49
B	11.40	(0.04)	1.85	1.81	–	–	–	–	13.21
C	11.38	(0.04)	1.84	1.80	(0.05)	–	–	(0.05)	13.13
I	12.62	0.02	2.05	2.07	(0.18)	–	–	(0.18)	14.51
R3	13.12	(0.01)	2.12	2.11	(0.13)	–	–	(0.13)	15.10
R4	13.17	0.01	2.13	2.14	(0.15)	–	–	(0.15)	15.16
R5	13.23	0.03	2.14	2.17	(0.19)	–	–	(0.19)	15.21
Y	13.24	0.04	2.13	2.17	(0.20)	–	–	(0.20)	15.21

For the Year Ended October 31, 2012 (E)
A	10.75	0.08	1.80	1.88	(0.05)	–	–	(0.05)	12.58
B	9.77	(0.02)	1.65	1.63	–	–	–	–	11.40
C	9.74	–	1.64	1.64	–	–	–	–	11.38
I	10.79	0.12	1.81	1.93	(0.10)	–	–	(0.10)	12.62
R3	11.23	0.06	1.88	1.94	(0.05)	–	–	(0.05)	13.12
R4	11.28	0.10	1.88	1.98	(0.09)	–	–	(0.09)	13.17
R5	11.31	0.14	1.88	2.02	(0.10)	–	–	(0.10)	13.23
Y	11.31	0.15	1.89	2.04	(0.11)	–	–	(0.11)	13.24

For the Year Ended October 31, 2011 (E)
A	10.69	0.01	0.05	0.06	–	–	–	–	10.75
B	9.79	(0.07)	0.05	(0.02)	–	–	–	–	9.77
C	9.77	(0.07)	0.04	(0.03)	–	–	–	–	9.74
I	10.72	0.04	0.05	0.09	(0.02)	–	–	(0.02)	10.79
R3	11.20	(0.03)	0.06	0.03	–	–	–	–	11.23
R4	11.21	(0.01)	0.08	0.07	–	–	–	–	11.28
R5	11.22	0.05	0.06	0.11	(0.02)	–	–	(0.02)	11.31
Y	11.22	0.06	0.06	0.12	(0.03)	–	–	(0.03)	11.31

For the Year Ended October 31, 2010 (E)
A	8.37	–	2.33	2.33	(0.01)	–	–	(0.01)	10.69
B	7.72	(0.06)	2.13	2.07	–	–	–	–	9.79
C	7.70	(0.07)	2.14	2.07	–	–	–	–	9.77
I(I)	9.71	–	1.01	1.01	–	–	–	–	10.72
R3(I)	10.17	(0.02)	1.05	1.03	–	–	–	–	11.20
R4(I)	10.17	–	1.04	1.04	–	–	–	–	11.21
R5(I)	10.17	0.01	1.04	1.05	–	–	–	–	11.22
Y	8.77	0.04	2.44	2.48	(0.03)	–	–	(0.03)	11.22

For the Year Ended October 31, 2009
A	6.53	0.04	1.82	1.86	(0.02)	–	–	(0.02)	8.37
B	6.03	0.01	1.68	1.69	–	–	–	–	7.72
C	6.03	(0.01)	1.68	1.67	–	–	–	–	7.70
Y	6.88	0.05	1.91	1.96	(0.07)	–	–	(0.07)	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	(5.81)	(5.79)	–	(2.48)	–	(2.48)	6.53
B	13.95	(0.05)	(5.39)	(5.44)	–	(2.48)	–	(2.48)	6.03
C	13.96	(0.06)	(5.39)	(5.45)	–	(2.48)	–	(2.48)	6.03
Y	15.39	0.05	(6.08)	(6.03)	–	(2.48)	–	(2.48)	6.88

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	During the year ended October 31, 2010, the Fund incurred $22.1 million in sales associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.
(I)	Commenced operations on May 28, 2010.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

16.35	%(F)	$182,037	1.33	%(G)	1.33	%(G)	0.06	%(G)	31%
15.88	(F)	2,787	2.38	(G)	2.10	(G)	(0.71	)(G)	–
15.89	(F)	32,075	2.02	(G)	2.02	(G)	(0.63	)(G)	–
16.58	(F)	12,069	1.01	(G)	1.01	(G)	0.31	(G)	–
16.15	(F)	4,161	1.53	(G)	1.53	(G)	(0.15	)(G)	–
16.38	(F)	3,138	1.22	(G)	1.22	(G)	0.16	(G)	–
16.53	(F)	382	0.95	(G)	0.95	(G)	0.42	(G)	–
16.55	(F)	135,521	0.82	(G)	0.82	(G)	0.57	(G)	–

17.55		159,104	1.38		1.35		0.67		59
16.68		2,813	2.38		2.10		(0.21)		–
16.84		28,522	2.06		2.06		(0.05)		–
18.02		5,296	1.00		1.00		1.06		–
17.41		3,514	1.55		1.55		0.50		–
17.70		2,735	1.25		1.25		0.79		–
18.07		311	0.96		0.95		1.14		–
18.22		136,388	0.84		0.84		1.24		–

0.56		147,222	1.38		1.35		0.05		54
(0.20)		8,100	2.32		2.10		(0.69)		–
(0.31)		28,939	2.09		2.09		(0.70)		–
0.81		3,459	1.04		1.04		0.34		–
0.27		1,584	1.60		1.55		(0.23)		–
0.62		1,523	1.29		1.25		(0.05)		–
0.96		136	0.99		0.95		0.43		–
1.01		109,944	0.88		0.88		0.51		–

27.83		176,359	1.44		1.35		0.01		48	(H)
26.81		14,305	2.32		2.10		(0.70)		–
26.88		30,467	2.13		2.10		(0.74)		–
10.40	(F)	254	0.95	(G)	0.95	(G)	0.06	(G)	–
10.13	(F)	110	1.60	(G)	1.55	(G)	(0.40	)(G)	–
10.23	(F)	110	1.30	(G)	1.25	(G)	(0.10	)(G)	–
10.32	(F)	111	1.00	(G)	0.96	(G)	0.20	(G)	–
28.39		96,621	0.90		0.90		0.39		–

28.63		127,459	1.60		1.21		0.65		52
28.03		21,782	2.53		1.78		0.09		–
27.69		23,058	2.28		2.02		(0.16)		–
28.89		8,798	0.90		0.90		0.93		–

(46.26)		127,999	1.44		1.40		0.15		52
(46.64)		24,329	2.31		2.06		(0.50)		–
(46.68)		24,418	2.15		2.15		(0.59)		–
(46.00)		7,983	0.92		0.92		0.64		–

27

The Hartford MidCap Value Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

28

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

29

The Hartford MidCap Value Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford MidCap Value Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,163.50	$7.12	$1,000.00	$1,018.21	$6.65	1.33%	181	365
Class B	$1,000.00	$1,158.80	$11.26	$1,000.00	$1,014.36	$10.51	2.10	181	365
Class C	$1,000.00	$1,158.90	$10.83	$1,000.00	$1,014.76	$10.11	2.02	181	365
Class I	$1,000.00	$1,165.80	$5.43	$1,000.00	$1,019.78	$5.06	1.01	181	365
Class R3	$1,000.00	$1,161.50	$8.19	$1,000.00	$1,017.21	$7.65	1.53	181	365
Class R4	$1,000.00	$1,163.80	$6.56	$1,000.00	$1,018.73	$6.12	1.22	181	365
Class R5	$1,000.00	$1,165.30	$5.08	$1,000.00	$1,020.10	$4.74	0.95	181	365
Class Y	$1,000.00	$1,165.50	$4.39	$1,000.00	$1,020.74	$4.09	0.82	181	365

31

The Hartford MidCap Value Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford MidCap Value Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

32

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

The Hartford MidCap Value Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

34

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-MCV13 4/13 113992 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MONEY MARKET FUND 2013 Semi Annual Report

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT - 14.3%
Finance and Insurance - 14.3%
	Commercial Banking - 8.5%
	Bank of Tokyo Mitsubishi
$5,600	0.24%, 09/04/2013	$5,600
	Bank of Tokyo Mitsubishi UFJ Ltd. of New York
5,500	0.24%, 07/08/2013	5,500
5,750	0.28%, 07/23/2013	5,750
	Sumitomo Mitsui Banking Corp.
7,000	0.23%, 05/07/2013	7,000
7,000	0.24%, 07/09/2013	7,000
	Svenska Handelsbanken
6,500	0.21%, 06/05/2013	6,500
6,500	0.24%, 08/22/2013	6,500
		43,850
	Depository Credit Banking - 3.9%
	Toronto-Dominion Bank New York
3,500	0.19%, 05/08/2013	3,500
11,000	0.28%, 07/26/2013 - 09/13/2013 Δ	11,000
	Wells Fargo Bank NA
5,750	0.17%, 06/05/2013	5,750
		20,250
	International Trade Financing (Foreign Banks) - 1.9%
	Royal Bank of Canada
10,000	0.33%, 07/30/2013 - 05/02/2014 Δ	10,000

	Total certificates of deposit
	(cost $74,100)	$74,100

COMMERCIAL PAPER - 21.4%
Beverage and Tobacco Product Manufacturing - 1.0%
	Beverage Manufacturing - 1.0%
	Coca Cola Co.
$5,000	0.15%, 07/15/2013	$4,999

Finance and Insurance - 18.4%
	Captive Auto Finance - 2.2%
	Toyota Motor Credit Corp.
5,500	0.21%, 07/26/2013	5,497
6,000	0.23%, 08/16/2013	5,996
		11,493
	Commercial Banking - 9.7%
	Commonwealth Bank of Australia
6,000	0.24%, 05/08/2013	6,000
	Nordea North America, Inc.
4,500	0.18%, 06/13/2013	4,499
4,250	0.22%, 05/15/2013	4,250
4,500	0.23%, 08/13/2013	4,497
	Old Line Funding LLC
4,500	0.16%, 05/20/2013 ■	4,499
4,750	0.20%, 05/21/2013 ■	4,749
5,750	0.20%, 08/19/2013	5,747
	State Street Corp.
4,500	0.18%, 05/10/2013	4,500
	U.S. Bank
11,500	0.17%, 05/09/2013	11,499
		50,240
	Consumer Lending - 1.2%
	Straight-A Funding LLC
6,250	0.17%, 06/17/2013	6,248

	Depository Credit Banking - 1.0%
	Bank of Nova Scotia
5,250	0.23%, 10/02/2013	5,245

	International Trade Financing (Foreign Banks) - 1.5%
	International Bank for Reconstruction & Development
8,000	0.12%, 05/13/2013	8,000

	Nondepository Credit Banking - 2.8%
	Caterpillar Financial Services Corp.
5,250	0.10%, 05/09/2013	5,250
	General Electric Capital Corp.
4,500	0.19%, 06/11/2013	4,499
4,500	0.20%, 08/30/2013	4,497
		14,246
		95,472
Health Care and Social Assistance - 0.9%
	Pharmaceutical and Medicine Manufacturing - 0.9%
	Abbott Laboratories
3,300	0.13%, 07/23/2013	3,299
1,200	0.14%, 07/16/2013	1,200
		4,499
Soap, Cleaning Compound and Toilet Manufacturing - 1.1%
	Soap, Cleaning Compound and Toilet Manufacturing - 1.1%
	Procter & Gamble Co.
5,500	0.15%, 05/28/2013 ■	5,499

	Total commercial paper
	(cost $110,469)	$110,469

CORPORATE NOTES - 6.7%
Finance and Insurance - 6.7%
	Depository Credit Banking - 1.2%
	Wells Fargo Bank NA
$3,000	0.33%, 05/20/2014 Δ	$3,000
3,000	0.35%, 05/23/2014 Δ	3,000
		6,000
	Insurance Carriers - 1.1%
	MetLife Global Funding I
5,500	0.48%, 10/10/2013 ■ Δ	5,500

	Nondepository Credit Banking - 0.8%
	General Electric Capital Corp.
4,500	4.80%, 05/01/2013	4,500

	Securities and Commodity Contracts and Brokerage - 3.6%
	JP Morgan Chase & Co.
9,965	4.75%, 05/01/2013	9,965
	JP Morgan Chase Bank
4,250	0.35%, 06/18/2013 Δ	4,250

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount			Market Value ╪
CORPORATE NOTES - 6.7% - (continued)
Finance and Insurance - 6.7% - (continued)
	Securities and Commodity Contracts and Brokerage - 3.6% - (continued)
	JP Morgan Chase Bank - (continued)
$4,500	0.36%, 04/07/2014 Δ		$4,500
			18,715
			34,715
	Total corporate notes
	(cost $34,715)		$34,715

FOREIGN GOVERNMENT OBLIGATIONS - 6.1%
	Canada - 6.1%
	Ontario (Province of)
$17,500	0.15%, 05/31/2013 - 09/20/2013		$17,494
	Quebec (Province of)
7,000	0.13%, 06/10/2013		6,999
7,000	0.16%, 09/16/2013		6,995
			31,488
	Total foreign government obligations
	(cost $31,488)		$31,488

OTHER POOLS AND FUNDS - 0.0%
5	JP Morgan U.S. Government Money Market Fund		$5

	Total other pools and funds
	(cost $5)		$5

REPURCHASE AGREEMENTS - 29.5%
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $23,000, collateralized by U.S. Treasury Note 0.75%, 2018, value of $23,460)
$23,000	0.14% dated 04/30/2013		$23,000
	RBS Greenwich TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $35,346, collateralized by U.S. Treasury Note 2.63%, 2018, value of $36,058)
35,346	0.12% dated 04/30/2013		35,346
	Royal Bank of Canada TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $49,000, collateralized by U.S. Treasury Note 0.25% - 1.38%, 2013 - 2015, value of $49,980)
49,000	0.13% dated 04/30/2013		49,000
UBS Securities, Inc. TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $45,000, collateralized by U.S.
Treasury Bill 0.05%, 2013, U.S. Treasury
Bond 8.13%, 2021, U.S. Treasury Note
	1.25%, 2020, value of $45,900)
45,000	0.13% dated 04/30/2013		45,000

	Total repurchase agreements
	(cost $152,346)		$152,346

U.S. GOVERNMENT AGENCIES - 7.3%
	FHLMC - 3.3%
$17,250	0.13%, 05/28/2013 - 08/05/2013		$17,247

	FNMA - 4.0%
9,000	0.13%, 07/31/2013		8,997
11,500	0.14%, 05/29/2013		11,499
			20,496

	Total U.S. government agencies
	(cost $37,743)		$37,743

U.S. GOVERNMENT SECURITIES - 14.8%
	Other Direct Federal Obligations - 6.1%
	FHLB
$9,720	0.08%, 05/10/2013		$9,720
4,500	0.12%, 05/15/2013		4,499
6,000	0.13%, 08/07/2013		5,998
11,500	0.14%, 06/12/2013		11,498
			31,715
	U.S. Treasury Bills - 8.7%
30,000	0.09%, 05/16/2013 - 06/13/2013		29,998
15,000	0.12%, 06/27/2013		14,997
			44,995
	Total U.S. government securities
	(cost $76,710)		$76,710

	Total investments
	(cost $517,576) ▲	100.1%	$517,576
	Other assets and liabilities	(0.1)%	(449)
	Total net assets	100.0%	$517,127

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 17.1% of total net assets at April 30, 2013.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $20,247, which represents 3.9% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

4

The Hartford Money Market Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$74,100	$–	$74,100	$–
Commercial Paper	110,469	–	110,469	–
Corporate Notes	34,715	–	34,715	–
Foreign Government Obligations	31,488	–	31,488	–
Other Pools and Funds	5	5	–	–
Repurchase Agreements	152,346	–	152,346	–
U.S. Government Agencies	37,743	–	37,743	–
U.S. Government Securities	76,710	–	76,710	–
Total	$517,576	$5	$517,571	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $365,230)	$365,230
Investments in repurchase agreements, at market value (cost $152,346)	152,346
Cash	—
Receivables:
Fund shares sold	1,242
Dividends and interest	376
Other assets	158
Total assets	519,352
Liabilities:
Payables:
Fund shares redeemed	2,062
Investment management fees	38
Administrative fees	3
Accrued expenses	122
Total liabilities	2,225
Net assets	$517,127
Summary of Net Assets:
Capital stock and paid-in-capital	$517,127
Undistributed net investment income	—
Accumulated net realized gain	—
Unrealized appreciation of investments	—
Net assets	$517,127

Shares authorized	5,100,000
Par value	$0.001
Class A: Net asset value per share	$1.00
Shares outstanding	315,957
Net assets	$315,957
Class B: Net asset value per share	$1.00
Shares outstanding	15,699
Net assets	$15,699
Class C: Net asset value per share	$1.00
Shares outstanding	48,864
Net assets	$48,864
Class R3: Net asset value per share	$1.00
Shares outstanding	15,674
Net assets	$15,674
Class R4: Net asset value per share	$1.00
Shares outstanding	104,927
Net assets	$104,927
Class R5: Net asset value per share	$1.00
Shares outstanding	4,177
Net assets	$4,177
Class Y: Net asset value per share	$1.00
Shares outstanding	11,829
Net assets	$11,829

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Operations
For the Six Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$506
Total investment income	506

Expenses:
Investment management fees	1,225
Administrative services fees
Class R3	18
Class R4	87
Class R5	2
Transfer agent fees
Class A	413
Class B	21
Class C	34
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Custodian fees	3
Accounting services fees	38
Registration and filing fees	70
Board of Directors' fees	8
Audit fees	8
Other expenses	32
Total expenses (before waivers)	1,959
Expense waivers	(1,268)
Transfer agent fee waivers	(185)
Total waivers	(1,453)
Total expenses, net	506
Net Investment Income	—
Net Increase in Net Assets Resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net Increase in Net Assets Resulting from Operations	—	—
Capital Share Transactions:
Class A	9,011	(51,379)
Class B	(3,349)	(9,364)
Class C	(7,335)	(20,716)
Class R3	(6,913)	(1,646)
Class R4	(29,996)	(59,831)
Class R5	(551)	31
Class Y	4,594	(943)
Net decrease from capital share transactions	(34,539)	(143,848)
Net Decrease in Net Assets	(34,539)	(143,848)
Net Assets:
Beginning of period	551,666	695,514
End of period	$517,127	$551,666
Undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

9

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

10

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 5% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price

11

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent

12

differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

d)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

e)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	1.15%	0.85%	0.60%	0.55%

The Investment Manager has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver is voluntary and can be changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received contingent deferred sales charges of $48 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A

14

plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Board of Directors has extended the reduction of payment of distribution and service fees through August 31, 2013. The Fund’s action results in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Directors’ action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

7.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	1%
Class R5	2
Class Y	1

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	0%

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $17,942,152 and $17,928,093, respectively.

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	178,536	—	(169,525)	—	9,011	271,848	—	(323,227)	—	(51,379)
Amount	$178,536	$—	$(169,525)	$—	$9,011	$271,848	$—	$(323,227)	$—	$(51,379)
Class B
Shares	3,497	—	(6,846)	—	(3,349)	7,012	—	(16,376)	—	(9,364)
Amount	$3,497	$—	$(6,846)	$—	$(3,349)	$7,012	$—	$(16,376)	$—	$(9,364)
Class C
Shares	20,850	—	(28,185)	—	(7,335)	92,645	—	(113,361)	—	(20,716)
Amount	$20,850	$—	$(28,185)	$—	$(7,335)	$92,645	$—	$(113,361)	$—	$(20,716)
Class R3
Shares	4,203	—	(11,116)	—	(6,913)	8,601	—	(10,247)	—	(1,646)
Amount	$4,203	$—	$(11,116)	$—	$(6,913)	$8,601	$—	$(10,247)	$—	$(1,646)
Class R4
Shares	14,719	—	(44,715)	—	(29,996)	22,474	—	(82,305)	—	(59,831)
Amount	$14,719	$—	$(44,715)	$—	$(29,996)	$22,474	$—	$(82,305)	$—	$(59,831)
Class R5
Shares	748	—	(1,299)	—	(551)	1,911	—	(1,880)	—	31
Amount	$748	$—	$(1,299)	$—	$(551)	$1,911	$—	$(1,880)	$—	$31
Class Y
Shares	5,687	—	(1,093)	—	4,594	5,907	—	(6,850)	—	(943)
Amount	$5,687	$—	$(1,093)	$—	$4,594	$5,907	$—	$(6,850)	$—	$(943)
Total
Shares	228,240	—	(262,779)	—	(34,539)	410,398	—	(554,246)	—	(143,848)
Amount	$228,240	$—	$(262,779)	$—	$(34,539)	$410,398	$—	$(554,246)	$—	$(143,848)

16

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	759	$759
For the Year Ended October 31, 2012	1,710	$1,710

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Money Market Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$1.00	$–	$–	$–	$–	$–	$–	$–	$1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2012
A	1.00	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2011
A	1.00	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2010
A	1.00	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2009
A	1.00	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2008
A	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
B	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
C	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
R3	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
R4	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
R5	1.00	0.03	–	0.03	(0.03)	–	–	(0.03)	1.00
Y	1.00	0.03	–	0.03	(0.03)	–	–	(0.03)	1.00

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

–	%(C)	$315,957	0.76	%(D)	0.19	%(D)	–	%(D)	N/A
–	(C)	15,699	0.74	(D)	0.19	(D)	–	(D)	–
–	(C)	48,864	0.63	(D)	0.19	(D)	–	(D)	–
–	(C)	15,674	0.71	(D)	0.19	(D)	–	(D)	–
–	(C)	104,927	0.66	(D)	0.19	(D)	–	(D)	–
–	(C)	4,177	0.61	(D)	0.19	(D)	–	(D)	–
–	(C)	11,829	0.51	(D)	0.19	(D)	–	(D)	–

–		306,946	0.76		0.16		–		N/A
–		19,048	0.71		0.16		–		–
–		56,199	0.62		0.16		–		–
–		22,587	0.72		0.16		–		–
–		134,923	0.67		0.16		–		–
–		4,728	0.62		0.16		–		–
–		7,235	0.52		0.16		–		–

–		358,325	0.73		0.18		–		N/A
–		28,412	0.70		0.18		–		–
–		76,915	0.61		0.18		–		–
–		24,233	0.70		0.18		–		–
–		194,754	0.65		0.18		–		–
–		4,697	0.60		0.18		–		–
–		8,178	0.50		0.18		–		–

–		342,239	0.72		0.21		–		N/A
–		33,548	0.70		0.21		–		–
–		61,864	0.62		0.21		–		–
–		20,411	0.71		0.21		–		–
–		221,211	0.66		0.21		–		–
–		9,201	0.61		0.21		–		–
–		2,996	0.51		0.21		–		–

0.05		386,036	0.88		0.45	(E)	0.03		N/A
0.03		51,225	1.11		0.48	(E)	–		–
0.03		76,846	1.06		0.50	(E)	–		–
0.04		11,621	0.79		0.28	(E)	–		–
0.06		250,995	0.78		0.40	(E)	0.02		–
0.09		69,464	0.66		0.29	(E)	0.02		–
0.11		1,596	0.58		0.38	(E)	0.09		–

2.31		486,596	0.99		0.90	(F)	2.23		N/A
1.54		66,581	1.71		1.65	(F)	1.40		–
1.60		140,174	1.60		1.60	(F)	1.49		–
2.07		529	1.35		1.15	(F)	1.33		–
2.37		148,465	0.94		0.85	(F)	1.91		–
2.60		8,826	0.63		0.63	(F)	2.09		–
2.69		1,595	0.52		0.52	(F)	2.77		–

19

The Hartford Money Market Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Not annualized.
(D)	Annualized.
(E)	Excluding the expenses not subject to cap, the ratio would have been 0.41%, 0.44%, 0.46%, 0.24%, 0.36%, 0.25% and 0.34% for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y, respectively.
(F)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.60%, 1.15%, 0.85%, 0.63% and 0.52% for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y, respectively.

20

The Hartford Money Market Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

21

The Hartford Money Market Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

22

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Money Market Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.00	$0.92	$1,000.00	$1,023.87	$0.93	0.19%	181	365
Class B	$1,000.00	$1,000.00	$0.92	$1,000.00	$1,023.87	$0.93	0.19	181	365
Class C	$1,000.00	$1,000.00	$0.92	$1,000.00	$1,023.87	$0.93	0.19	181	365
Class R3	$1,000.00	$1,000.00	$0.92	$1,000.00	$1,023.87	$0.93	0.19	181	365
Class R4	$1,000.00	$1,000.00	$0.93	$1,000.00	$1,023.87	$0.94	0.19	181	365
Class R5	$1,000.00	$1,000.00	$0.92	$1,000.00	$1,023.87	$0.93	0.19	181	365
Class Y	$1,000.00	$1,000.00	$0.94	$1,000.00	$1,023.85	$0.95	0.19	181	365

24

The Hartford Money Market Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Money Market Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

25

The Hartford Money Market Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

26

The Hartford Money Market Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

FDIC Disclosure: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV and Yield Risk: Although the Fund seeks to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Market and Selection Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform compared to the market or relevant benchmarks.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Debt Risk (Money Market): Investments in foreign money market securities may be riskier than investments in U.S. securities.

27

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-MM13 4/13 113993 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND 2013 Semi Annual Report

The Hartford Municipal Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Municipal Opportunities Fund inception 05/31/2007
(sub-advised by Wellington Management Company LLP) Investment objective – Seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Municipal Opportunities A#	2.68%	7.17%	5.21%	2.92%
Municipal Opportunities A##		2.34%	4.25%	2.12%
Municipal Opportunities B#	2.17%	6.24%	4.37%	2.11%
Municipal Opportunities B##		1.24%	4.03%	1.97%
Municipal Opportunities C#	2.17%	6.24%	4.39%	2.14%
Municipal Opportunities C##		5.24%	4.39%	2.14%
Municipal Opportunities I#	2.68%	7.29%	5.45%	3.18%
Barclays Municipal Bond Index	1.78%	5.19%	6.09%	5.49%

†	Not Annualized
▲	Inception: 05/31/2007
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, which used a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Municipal Opportunities Class A	0.92%	0.92%
Municipal Opportunities Class B	1.67%	1.73%
Municipal Opportunities Class C	1.67%	1.68%
Municipal Opportunities Class I	0.67%	0.68%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned 2.68%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Barclays Municipal Bond Index, which returned 1.78% for the same period. The Fund also outperformed the 2.03% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

Municipal bonds outperformed duration-equivalent Treasuries over the most recent quarter, despite continued concerns over municipal bankruptcies and downgrades. Michigan’s governor declared a fiscal state of emergency in Detroit and appointed an emergency manager tasked with bringing financial stability to the city. Spreads on Puerto Rican bonds widened following a series of downgrades on its General Obligation (GO) debt, which highlighted the Commonwealth’s fiscal instability and high level of unfunded pension liabilities. Most recently, a court determined that the city of Stockton, California was indeed insolvent and could have protection from creditors via a Chapter 9 bankruptcy. Despite these headlines, we continue to believe that widespread defaults are unlikely and that research will remain key to differentiating between winners and losers.

The Fund’s allocation to High Yield Revenue Bonds, in particular the health care and lease sectors, was a key driver of outperformance versus the benchmark. An overweight allocation (i.e. the Fund’s sector position was greater than the

3

The Hartford Municipal Opportunities Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

benchmark position) to the health care sector of Investment Grade Revenue Bonds was also additive. Security selection within the health care, education and industrial development sectors of Investment Grade Revenue Bonds was also a positive contributor to relative returns. Finally, yield curve positioning over the period was a positive contributor to relative results.

What is the outlook?

We expect the U.S. economic momentum to remain positive, although ongoing U.S. fiscal issues continue to create uncertainty. We ended the period with a moderately procyclical risk posture. The municipal yield curve was somewhat flat relative to the United States Treasury curve, owing to strong demand on the long end during the period. Net new municipal bond supply is expected to remain subdued versus historic levels; meanwhile fund flows have continued to be strong. At the end of the period we favored a neutral to slightly long duration posture.

Our outlook for state GO bonds remains cautiously optimistic. Many states, though continuing to struggle with such issues as underfunded pension liabilities and rising Medicaid costs, have seen some improvement in their fiscal situations. We are slightly more negative on GOs of local issuers, which are likely to remain under stress. Budget sequestrations at the federal level are not expected to have a material impact on state and local municipalities in the near term; the spending cuts will take place gradually, and municipalities should have ample time to make modifications to their budgets. Revenue bond fundamentals have strengthened recently, and we expect this trend to continue, especially in the special-tax, toll-road, airport, and health care sectors.

We ended the period underweight GOs, especially at the local municipality level. We ended the period overweight health care, toll roads, and airports.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.6%
Aa / AA	22.5
A	34.9
Baa / BBB	11.1
Ba / BB	4.4
B	5.0
Unrated	13.6
Non-Debt Securities and Other Short-Term Instruments	5.1
Other Assets & Liabilities	0.8
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Airport Revenues	9.4%
General Obligations	14.6
Health Care/Services	23.7
Higher Education (Univ., Dorms, etc.)	9.4
Housing (HFA'S, etc.)	2.0
Industrial	2.8
Land Development	0.6
Miscellaneous	8.2
Pollution Control	0.7
Public Facilities	1.1
Refunded	0.5
Special Tax Assessment	2.3
Tax Allocation	6.5
Transportation	4.7
Utilities - Combined	0.5
Utilities - Electric	5.9
Utilities - Gas	0.7
Utilities - Water and Sewer	0.3
Waste Disposal	0.2
Short-Term Investments	5.1
Other Assets and Liabilities	0.8
Total	100.0%

4

The Hartford Municipal Opportunities Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.1%
	Alabama - 0.7%
	Mobile, AL, Industrial Development Board Pollution Obligor: Alabama Power Co
$2,540	1.65%, 06/01/2034	$2,588

	Alaska - 0.1%
	Alaska State Municipal Bond Bank Auth
375	5.75%, 09/01/2033	449

	Arizona - 2.0%
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	271
	Phoenix, AZ, Improvement Corp
1,700	5.00%, 07/01/2032	1,938
	Pima County, AZ, Industrial DA Education Rev Obligor: Legacy Traditional Charter School
1,485	8.50%, 07/01/2039	1,702
	Salt River, AZ, Agricultural Improvement
3,000	5.00%, 12/01/2027	3,622
		7,533
	California - 11.5%
	California State Communities DA Rev
955	0.97%, 04/01/2036 Δ	750
1,000	5.63%, 10/01/2032	1,066
2,250	6.00%, 08/15/2042	2,744
	California State GO
4,985	6.50%, 04/01/2033	6,189
	California State Public Works Board Lease Rev
1,000	5.00%, 04/01/2034	1,125
2,000	5.25%, 10/01/2023	2,432
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,216
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,394
	Imperial, CA, Irrigation Dist Elec Rev
2,000	5.25%, 11/01/2031	2,284
	Los Angeles County, CA, Public Works FA Lease Rev
1,000	5.00%, 08/01/2037	1,119
	Los Angeles, CA, Airport Rev
1,500	5.00%, 01/01/2032	1,663
	M-S-R, CA, Energy Auth Gas Rev
2,000	6.50%, 11/01/2039	2,735
	Oakland, CA, Airport Rev
1,000	5.00%, 05/01/2026	1,138
	Port of Oakland, CA, GO
500	5.00%, 05/01/2023	592
	San Buenaventura, CA, Obligor: Community Memorial Health System
1,000	7.50%, 12/01/2041	1,224
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,557
	San Jose, CA, Redev Agency
2,575	5.00%, 08/01/2022	2,686
500	6.50%, 08/01/2023	539
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,568
	Southern California State Public Power Auth
2,000	5.25%, 07/01/2031	2,355
	Turlock, CA, Irrigation Dist
3,000	5.50%, 01/01/2041	3,463
	Ventura County, CA, Public Auth Lease Rev
1,000	5.00%, 11/01/2038	1,117
		43,956
	Colorado - 1.4%
	Adams County School Dist No 14, GO
1,000	5.00%, 12/01/2023	1,270
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
630	5.00%, 12/01/2026	510
	Colorado State Health Fac Auth Rev
1,500	5.25%, 11/15/2035	1,668
	Denver, CO, City & County Special Fac Airport Rev
2,000	5.25%, 10/01/2032	2,046
		5,494
	Connecticut - 2.4%
	Bridgeport, CT, GO
860	4.00%, 08/15/2014	899
	Connecticut State DA Pollution Control Rev
2,315	1.55%, 05/01/2031	2,330
	Hamden, CT, Facilities Rev, Whitney Center Proj Ser A
1,250	7.63%, 01/01/2030	1,388
2,250	7.75%, 01/01/2043	2,438
	Hartford, CT, GO
1,850	5.00%, 04/01/2026	2,181
		9,236
	District of Columbia - 0.5%
	Metropolitan Washington, DC, Airport Auth System Rev
1,450	5.00%, 10/01/2022	1,777

	Florida - 7.7%
	Colonial Country Club Community Development Dist, Capital Improvement Rev
1,955	6.40%, 05/01/2033	1,974
	Florida Village Community Development Dist No 8
2,405	6.38%, 05/01/2038	2,878
	Greater Orlando, FL, Aviation Auth
3,340	5.00%, 10/01/2021 - 10/01/2024	3,995
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	144
	Highlands County, FL, Health Fac Auth
1,905	5.25%, 11/15/2036	2,116
	Hillsborough Country, Florida School Board
630	5.00%, 07/01/2031	699
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc
2,000	6.25%, 09/01/2027	2,243

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.1% - (continued)
	Florida - 7.7% - (continued)
	Jacksonville, FL, Sales Tax Rev
$2,700	5.00%, 10/01/2021	$3,284
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,930
	Lee County, FL, School Board
1,000	4.00%, 08/01/2016	1,097
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ●	175
	Miami-Dade County, FL, Aviation Rev
3,500	5.00%, 10/01/2022 - 10/01/2026	4,031
	Miami-Dade County, FL, Health Fac Auth
1,000	6.00%, 08/01/2030	1,176
	Orange County, FL, School Board
2,130	5.00%, 08/01/2026	2,485
	River Bend Community Development Dist, Capital Improvement Rev
1,755	0.00%, 11/01/2015 ●	404
	Village, FL Community Development Dist #5
760	6.50%, 05/01/2033	768
		29,399
	Georgia - 1.4%
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,216
	Dekalb Newton & Gwinnett Counties, GA, Joint DA
1,500	6.00%, 07/01/2034	1,736
	Marietta, GA, DA Life University Inc Proj
1,500	7.00%, 06/15/2030	1,622
		5,574
	Illinois - 7.6%
	Aurora, IL, Tax Increment Rev
905	6.75%, 12/30/2027	951
	Chicago, IL, O'Hare International Airport Rev
835	5.00%, 01/01/2014 - 01/01/2015	875
1,000	5.25%, 01/01/2027	1,028
2,210	6.00%, 01/01/2017	2,291
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
192	0.00%, 03/01/2037 ●	86
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,588
	Illinois FA Rev, Silver Cross Hospital & Medicine
3,000	5.50%, 08/15/2030	3,260
	Illinois State FA Rev
4,010	4.00%, 06/01/2047	3,981
1,000	5.00%, 08/15/2043	1,127
	Illinois State FA Rev Obligor: The Admiral at the Lake
1,950	6.00%, 05/15/2017	1,955
	Illinois State GO
1,085	4.00%, 08/01/2014	1,126
1,500	5.00%, 01/01/2022	1,684
1,500	5.25%, 01/01/2021	1,782
	Illinois State Sales Tax Rev
2,000	6.50%, 06/15/2022	2,461
	Illinois State Unemployment Insurance Fund Rev
2,500	5.00%, 06/15/2019 - 12/15/2019	2,740
	Metropolitan Pier & Exposition Auth, IL
5,000	5.90%, 12/15/2032 ○	2,154
		29,089
	Indiana - 0.5%
	Vigo County, IN, Hospital Auth
2,000	5.75%, 09/01/2042 ■	2,088

	Kentucky - 1.2%
	Louisville & Jefferson County, KY Metropolitan Government Rev
1,710	1.65%, 10/01/2033 Δ	1,746
1,515	5.00%, 12/01/2023	1,824
	Warren County, KY, Hospital Rev
1,000	5.00%, 10/01/2037	1,118
		4,688
	Louisiana - 2.0%
	Louisiana State Office Fac Corp Lease Rev
3,925	5.00%, 11/01/2021	4,749
	New Orleans, LA, Aviation Board
2,500	6.00%, 01/01/2023	2,937
		7,686
	Massachusetts - 2.9%
	Massachusetts State Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,476
	Massachusetts State GO
3,335	14.68%, 04/01/2019 ■λ	5,157
	Massachusetts State Health & Education FA Rev, Simmons College Ser I
2,355	8.00%, 10/01/2039	2,669
	Massachusetts State PA
455	4.00%, 07/01/2022	511
1,035	5.00%, 07/01/2021 - 07/01/2023	1,249
		11,062
	Michigan - 2.7%
	Kent, MI, Hospital FA
4,000	6.00%, 07/01/2035	4,261
	Michigan State Public Educational FA Rev, Limited Obligation Chandler Park Academy
2,025	6.35%, 11/01/2028	2,083
	Royal Oak, MI, Hospital FA
2,000	8.25%, 09/01/2039	2,551
	Wayne County, MI, Airport Auth Rev
1,275	5.00%, 12/01/2015	1,411
		10,306
	Mississippi - 0.8%
	Mississippi State Business Fin Corp
3,000	1.63%, 12/01/2040	3,016

	Missouri - 1.1%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027	77
	Kirkwood, MO, Industrial DA Retirement Community
3,500	8.25%, 05/15/2045	4,108
		4,185

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.1% - (continued)
	Nebraska - 0.3%
	Washington County NE Wastewater Solid Waste Disposal Facilities Rev
$1,245	1.38%, 09/01/2030	$1,246

	Nevada - 2.6%
	Clark County, NV, School Dist GO
1,625	5.00%, 06/15/2020	1,775
	Mesquite, NV, Special Improvement Dist 07-01
455	6.00%, 08/01/2027	449
	Nevada St Natural Resources, GO
1,110	5.00%, 03/01/2026	1,351
	Nevada St Open Space Parks & Cultural Res, GO
2,860	5.00%, 06/01/2026	3,493
	Nevada State GO
2,500	5.00%, 08/01/2019	3,058
		10,126
	New Jersey - 3.6%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855	5.75%, 10/01/2031	3,390
	New Jersey State Econ DA
2,000	4.88%, 09/15/2019	2,055
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,489
	New Jersey State Housing & Mortgage FA
1,945	4.50%, 10/01/2030	2,114
	New Jersey State Int Turnpike Auth Rev
3,000	5.00%, 01/01/2025	3,589
		13,637
	New Mexico - 1.2%
	Los Alamos County, NM, Tax Improvement Rev
3,000	5.88%, 06/01/2027	3,564
	Montecito Estates, NM, Public Improvement Dist
950	7.00%, 10/01/2037	980
		4,544
	New York - 7.4%
	Erie County, NY, IDA Global Concepts Charter School Proj
1,485	6.25%, 10/01/2037	1,574
	New York & New Jersey PA
2,000	5.00%, 12/01/2023	2,141
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
1,500	6.13%, 12/01/2029	1,675
	New York State Dormitory Auth Rev
3,570	5.00%, 03/15/2022 - 12/15/2029	4,343
	New York State Thruway Auth
1,000	5.00%, 01/01/2019	1,193
	New York State Urban Development Corp Rev
1,000	5.00%, 03/15/2026	1,226
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,967
	Newburth, NY, GO
1,145	5.00%, 06/15/2019	1,279
	Triborough, NY, Bridge & Tunnel Auth Rev
2,000	4.00%, 11/15/2027	2,185
	TSASC, Inc NY
2,500	5.00%, 06/01/2034	2,275
	Ulster County, NY, IDA
1,750	6.00%, 09/15/2037	1,231
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
3,000	6.00%, 09/15/2027	2,109
	Ulster County, NY, Industrial Development Agency Obligor: Kingston Regional Senior Living Corp
2,000	6.00%, 09/15/2042	1,406
	Yonkers, NY, GO
885	3.00%, 08/15/2019	940
		28,544
	North Carolina - 0.7%
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,658
	North Carolina State Medical Care Commission Obligor: Galloway Ridge, Inc
1,000	6.00%, 01/01/2039	1,065
		2,723
	Ohio - 4.5%
	Allen County, OH, Hospital Fac Rev
2,000	5.00%, 05/01/2023	2,404
	Buckeye, OH, Tobacco Settlement FA
4,580	6.00%, 06/01/2042	4,107
5,795	6.50%, 06/01/2047	5,595
	Cultural Sports Fac Building Projects
2,115	5.00%, 04/01/2023	2,638
	Ohio State Cultural Sports Fac Building Projects
1,235	5.00%, 04/01/2020	1,503
	Ohio State Hospital Fac Rev
880	5.50%, 01/01/2039	1,001
		17,248
	Oregon - 0.8%
	Oregon State Health & Science University Rev
2,500	5.00%, 07/01/2020 - 07/01/2022	3,064

	Other U.S. Territories - 0.6%
	Guam Government Power Auth Rev
1,000	5.00%, 10/01/2030	1,150
	Guam Government, Limited Obligation Rev Section 30 Ser A
935	5.75%, 12/01/2034	1,042
		2,192
	Pennsylvania - 4.6%
	Allegheny County, PA, Industrial DA Charter School
1,190	6.75%, 08/15/2035	1,318
	Allegheny County, PA, Public Imps GO
2,500	5.00%, 12/01/2034	2,779

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.1% - (continued)
	Pennsylvania - 4.6% - (continued)
	Harrisburg, PA, Commonwealth Financing Auth
$2,000	5.00%, 06/01/2030	$2,317
	Pennsylvania State GO
1,000	7.00%, 07/15/2028	1,175
	Pennsylvania State IDA
2,250	5.00%, 07/01/2021	2,762
	Pennsylvania State Turnpike Commission Rev
1,335	6.00%, 06/01/2028	1,588
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	869
800	6.50%, 04/01/2034	924
	Pittsburgh, PA, School Dist GO
2,325	5.00%, 09/01/2021 - 09/01/2023	2,807
	Susquehanna, PA, Regional Airport Auth System Rev
1,000	5.00%, 01/01/2019	1,108
		17,647
	Rhode Island - 0.9%
	Cranston, RI GO
1,415	5.00%, 07/01/2019	1,650
	Rhode Island ST & Providence Plantations
1,500	4.00%, 10/01/2018 ☼	1,698
		3,348
	South Carolina - 0.2%
	Lancaster County, SC, Sun City Assessment
1,987	0.00%, 11/01/2017 ●	934

	South Dakota - 0.4%
	South Dakota State Education Enhancement
1,000	5.00%, 06/01/2026	1,183
	South Dakota State Housing DA
185	6.13%, 05/01/2033	187
		1,370
	Tennessee - 0.1%
	Johnson City, TN, Health & Educational Fac Board Hospital Rev
500	6.50%, 07/01/2038	601

	Texas - 9.3%
	Brazos Harbor, TX, Industrial Development Corp
1,500	5.90%, 05/01/2038	1,695
	Clifton, TX, Higher Education Fin Corp
2,000	8.75%, 02/15/2028	2,280
	Dallas Fort Worth, TX, Int'l Airport Auth Rev
1,430	5.00%, 11/01/2030	1,579
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp
2,000	6.15%, 01/01/2016	2,003
	Dallas-Fort Worth, TX, International Airport Rev
2,000	5.00%, 11/01/2038	2,125
	Harris County, TX, Cultural Education Fin Corp Rev
1,625	5.00%, 12/01/2026	1,895
	Houston, TX, Higher Education Fin Corp
465	5.88%, 05/15/2021	544
	Lewisville, TX, Combination Contract Rev (Prerefunded with US Gov't Securities)
60	6.13%, 09/01/2029	64
	Lower Colorado River, TX, Auth Rev
55	7.25%, 05/15/2037	60
	Midland TX ISD, GO
1,000	5.00%, 02/15/2025	1,225
	North, TX, Tollway Auth Rev
2,995	5.00%, 01/01/2022	3,634
	San Antonio, TX, Airport System Rev
1,985	5.00%, 07/01/2023	2,364
	Texas Private Activity Surface Transportation, LBJ Infrastructure Group
1,000	7.00%, 06/30/2040	1,224
	Texas State Private Activity Surface Transportation
3,000	6.88%, 12/31/2039	3,609
	Texas State Public FA Charter School
3,555	5.38%, 02/15/2037	3,705
1,000	6.20%, 02/15/2040	1,198
	Travis County, TX, Health Fac Development
2,000	7.13%, 11/01/2040	2,383
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	620
	Wylie TX ISD, GO
3,500	1.55%, 08/15/2018 ○	3,305
		35,512
	Vermont - 0.2%
	Vermont State Econ DA Waste
900	4.75%, 04/01/2036 ■	902

	Virginia - 1.7%
	Fairfax County, VA, Econ DA
1,000	5.00%, 12/01/2032	1,041
	Norfolk, VA, Redev & Housing Auth Rev Obligor: Fort Norfolk Retirement Community, Inc
1,005	6.13%, 01/01/2035	1,010
	Virginia State Small Business FA Rev Obligor: Hamptons Road Pronton Beam Therapy
2,000	9.00%, 07/01/2039	2,152
	Washington County, VA, Industrial DA Hospital
1,750	7.75%, 07/01/2038	2,169
		6,372
	Washington - 4.1%
	Grant County, WA, Utility Dist #2
3,730	5.00%, 01/01/2022 - 01/01/2023	4,435
	King County, WA, Public Hospital GO
3,000	7.25%, 12/01/2038	3,131
	King County, WA, School Dist 405, GO
1,950	5.00%, 12/01/2017 ‡	2,316
	Washington State Health Care Facilities Auth, VA Mason Medical
3,600	6.13%, 08/15/2037	3,952

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 94.1% - (continued)
	Washington - 4.1% - (continued)
	Washington State, Health Care Fac Auth
$1,650	5.00%, 10/01/2042		$1,972
			15,806

	West Virginia - 0.7%
	West Virginia State Hospital FA
2,000	9.13%, 10/01/2041		2,567

	Wisconsin - 3.7%
	Wisconsin State GO
2,685	5.75%, 05/01/2033		3,233
1,295	6.00%, 05/01/2036		1,569

	Wisconsin State Health & Educational Fac Auth Rev
6,000	5.00%, 02/15/2040 - 04/01/2042		6,636
2,465	5.25%, 08/15/2024		2,696
			14,134

	Total municipal bonds
	(cost $332,032)		$360,643

	Total long-term investments
	(cost $332,032)		$360,643

SHORT-TERM INVESTMENTS - 5.1%
	Investment Pools and Funds - 5.1%
$19,407	JP Morgan Tax Free Money Market Fund		$19,407

	Total short-term investments
	(cost $19,407)		$19,407

	Total investments
	(cost $351,439) ▲	99.2%	$380,050
	Other assets and liabilities	0.8%	3,217
	Total net assets	100.0%	$383,267

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $8,147, which represents 2.1% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

λ	Inverse floating rate certificate issued by a third party securitization trust and purchased directly through a cash transaction; rate varies inversely to short-term interest rates and the rate presented is the effective rate at April 30, 2013.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,698 at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
IDA	Industrial Development Authority
ISD	Independent School District
PA	Port Authority
Rev	Revenue
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	360,643	–	360,643	–
Short-Term Investments	19,407	19,407	–	–
Total	$380,050	$19,407	$360,643	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $351,439)	$380,050
Receivables:
Investment securities sold	2,314
Fund shares sold	507
Dividends and interest	5,188
Other assets	25
Total assets	388,084
Liabilities:
Payables:
Investment securities purchased	3,994
Fund shares redeemed	560
Investment management fees	35
Dividends	144
Distribution fees	27
Accrued expenses	57
Total liabilities	4,817
Net assets	$383,267
Summary of Net Assets:
Capital stock and paid-in-capital	$384,427
Undistributed net investment income	35
Accumulated net realized loss	(29,806)
Unrealized appreciation of investments	28,611
Net assets	$383,267

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.74/$9.15
Shares outstanding	22,231
Net assets	$194,263
Class B: Net asset value per share	$8.73
Shares outstanding	619
Net assets	$5,405
Class C: Net asset value per share	$8.74
Shares outstanding	12,974
Net assets	$113,449
Class I: Net asset value per share	$8.75
Shares outstanding	8,013
Net assets	$70,150

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$8,488
Total investment income	8,488

Expenses:
Investment management fees	1,074
Transfer agent fees
Class A	40
Class B	3
Class C	29
Class I	16
Distribution fees
Class A	246
Class B	27
Class C	580
Custodian fees	3
Accounting services fees	35
Registration and filing fees	32
Board of Directors' fees	6
Audit fees	7
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	2,136
Expense waivers	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(3)
Total expenses, net	2,133
Net Investment Income	6,355
Net Realized Gain on Investments:
Net realized gain on investments in securities	6,368
Net Realized Gain on Investments	6,368
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(3,024)
Net Changes in Unrealized Depreciation of Investments	(3,024)
Net Gain on Investments	3,344
Net Increase in Net Assets Resulting from Operations	$9,699

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$6,355	$15,038
Net realized gain on investments	6,368	9,342
Net unrealized appreciation (depreciation) of investments	(3,024)	20,398
Net Increase in Net Assets Resulting from Operations	9,699	44,778
Distributions to Shareholders:
From net investment income
Class A	(3,415)	(7,812)
Class B	(75)	(192)
Class C	(1,577)	(3,698)
Class I	(1,355)	(3,292)
Total distributions	(6,422)	(14,994)
Capital Share Transactions:
Class A	(10,350)	10,611
Class B	(237)	(591)
Class C	(5,197)	5,629
Class I	(8,636)	2,655
Net increase (decrease) from capital share transactions	(24,420)	18,304
Net Increase (Decrease) in Net Assets	(21,143)	48,088
Net Assets:
Beginning of period	404,410	356,322
End of period	$383,267	$404,410
Undistributed (distribution in excess of) net investment income (loss)	$35	$102

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Opportunities Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

15

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

17

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

c)	Inverse Floating Rate Securities – The Fund may invest in inverse floating rate certificates (“inverse floater”). The inverse floaters purchased by the Fund are created by the deposit of municipal bonds into a special purpose trust created by an unaffiliated broker-dealer. The trust issues floating rate certificates with par equal to some fraction of the deposited bonds’ par amount or market value. The floating rate certificates pay short-term tax-exempt interest to the holder(s) of the floating rate certificate(s). The trust also issues an inverse floater that receives all remaining or residual interest in the trust after payment of amounts due to the floating rate bondholder and trust-related fees. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders. The inverse floater holder bears substantially all of the underlying municipal bonds’ investment risk and also benefits disproportionately from any potential appreciation of the underlying bond. The price of an inverse floater will be more volatile than that of the underlying municipal bond(s) because the interest rate is dependent on both the fixed coupon rate of the underlying municipal bond(s) and also the short-term interest paid on the floating rate certificates and because the inverse floater bears the risk of loss of the underlying bond(s).

18

The Fund may purchase an inverse floater in a secondary market transaction or enter into a tender option bond program by negotiating the terms of the program and subsequently purchasing the resulting inverse floater without first owning the underlying municipal bond(s) (“externally deposited inverse floater”). The Fund may also sell a fixed rate municipal bond to a broker-dealer for deposit into a special purpose trust and receive the residual interest in the trust (“self deposited inverse floater”). The inverse floaters held by the Fund can only be sold to qualified institutional buyers and entitle the Fund to collapse the trust causing the holders of the floating rate certificates to tender their notes at par and, at the Fund’s discretion, to have the broker transfer the underlying municipal bond(s) held by the trust to the Fund. The sale of inverse floaters may involve delay or additional costs. The Fund, as shown on the Schedule of Investments, had outstanding externally deposited inverse floaters as of April 30, 2013.

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

19

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Tax Exempt Income †	$14,989	$19,507
Ordinary Income	122	181

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$310
Accumulated Capital Losses *	(36,174)
Unrealized Appreciation †	31,635
Total Accumulated Deficit	$(4,229)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

20

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$3,863
2017	15,644
2018	6,121
2019	10,546
Total	$36,174

During the year ended October 31, 2012, the Fund utilized $9,343 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $1.5 billion	0.4750%
On next $2.5 billion	0.4650%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

21

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	0.90%
Class B	1.66
Class C	1.66
Class I	0.66

e)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $274 and contingent deferred sales charges of $10 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the

22

distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$80,417
Sales Proceeds Excluding U.S. Government Obligations	116,296

23

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,303	349	(4,841)	—	(1,189)	7,638	773	(7,151)	—	1,260
Amount	$28,732	$3,033	$(42,115)	$—	$(10,350)	$64,324	$6,520	$(60,233)	$—	$10,611
Class B
Shares	18	7	(52)	—	(27)	36	17	(123)	—	(70)
Amount	$160	$58	$(455)	$—	$(237)	$304	$145	$(1,040)	$—	$(591)
Class C
Shares	950	144	(1,694)	—	(600)	2,569	333	(2,228)	—	674
Amount	$8,279	$1,251	$(14,727)	$—	$(5,197)	$21,567	$2,801	$(18,739)	$—	$5,629
Class I
Shares	1,145	113	(2,251)	—	(993)	3,308	275	(3,245)	—	338
Amount	$9,996	$985	$(19,617)	$—	$(8,636)	$27,598	$2,321	$(27,264)	$—	$2,655
Total
Shares	5,416	613	(8,838)	—	(2,809)	13,551	1,398	(12,747)	—	2,202
Amount	$47,167	$5,327	$(76,914)	$—	$(24,420)	$113,793	$11,787	$(107,276)	$—	$18,304

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	2	$14
For the Year Ended October 31, 2012	2	$20

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees

24

and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

The Hartford Municipal Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$8.66	$0.15	$0.08	$0.23	$(0.15)	$–	$–	$(0.15)	$8.74
B	8.66	0.12	0.07	0.19	(0.12)	–	–	(0.12)	8.73
C	8.67	0.12	0.07	0.19	(0.12)	–	–	(0.12)	8.74
I	8.68	0.16	0.07	0.23	(0.16)	–	–	(0.16)	8.75

For the Year Ended October 31, 2012
A	8.01	0.34	0.65	0.99	(0.34)	–	–	(0.34)	8.66
B	8.01	0.28	0.65	0.93	(0.28)	–	–	(0.28)	8.66
C	8.02	0.28	0.65	0.93	(0.28)	–	–	(0.28)	8.67
I	8.03	0.36	0.65	1.01	(0.36)	–	–	(0.36)	8.68

For the Year Ended October 31, 2011
A	8.47	0.44	(0.46)	(0.02)	(0.44)	–	–	(0.44)	8.01
B	8.47	0.38	(0.46)	(0.08)	(0.38)	–	–	(0.38)	8.01
C	8.48	0.38	(0.46)	(0.08)	(0.38)	–	–	(0.38)	8.02
I	8.49	0.46	(0.46)	–	(0.46)	–	–	(0.46)	8.03

For the Year Ended October 31, 2010
A	8.02	0.45	0.45	0.90	(0.45)	–	–	(0.45)	8.47
B	8.01	0.38	0.47	0.85	(0.39)	–	–	(0.39)	8.47
C	8.02	0.39	0.46	0.85	(0.39)	–	–	(0.39)	8.48
I	8.03	0.47	0.46	0.93	(0.47)	–	–	(0.47)	8.49

For the Year Ended October 31, 2009
A	7.27	0.42	0.76	1.18	(0.43)	–	–	(0.43)	8.02
B	7.26	0.36	0.76	1.12	(0.37)	–	–	(0.37)	8.01
C	7.27	0.37	0.75	1.12	(0.37)	–	–	(0.37)	8.02
I	7.27	0.44	0.76	1.20	(0.44)	–	–	(0.44)	8.03

For the Year Ended October 31, 2008
A	9.46	0.49	(2.19)	(1.70)	(0.49)	–	–	(0.49)	7.27
B	9.46	0.42	(2.19)	(1.77)	(0.43)	–	–	(0.43)	7.26
C	9.46	0.42	(2.18)	(1.76)	(0.43)	–	–	(0.43)	7.27
I	9.47	0.51	(2.19)	(1.68)	(0.52)	–	–	(0.52)	7.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Excluding the expenses not subject to cap, the ratio would have been 0.89%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(H)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(I)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.70%, 1.66% and 0.66% for Class A, Class B, Class C and Class I, respectively.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

2.68	%(E)	$194,263	0.90	%(F)	0.90	%(F),(G)	3.44	%(F)	22%
2.17	(E)	5,405	1.72	(F)	1.66	(F),(G)	2.68	(F)	–
2.17	(E)	113,449	1.66	(F)	1.66	(F),(G)	2.68	(F)	–
2.68	(E)	70,150	0.66	(F)	0.66	(F),(G)	3.69	(F)	–

12.58		202,931	0.91		0.91	(H)	4.05		51
11.75		5,597	1.72		1.66	(H)	3.32		–
11.73		117,699	1.67		1.66	(H)	3.31		–
12.83		78,183	0.67		0.66	(H)	4.31		–

0.03		177,569	0.94		0.93	(H)	5.58		41
(0.72)		5,739	1.75		1.68	(H)	4.84		–
(0.72)		103,439	1.70		1.68	(H)	4.83		–
0.28		69,575	0.70		0.68	(H)	5.82		–

11.56		238,332	0.92		0.92	(I)	5.49		15
10.82		7,475	1.72		1.72	(I)	4.68		–
10.85		128,723	1.68		1.68	(I)	4.72		–
11.93		81,795	0.68		0.68	(I)	5.72		–

16.93		222,328	0.92		0.85		5.81		26
16.00		7,523	1.75		1.68		4.97		–
16.04		111,097	1.69		1.62		5.04		–
17.30		70,162	0.69		0.62		6.04		–

(18.60)		171,281	0.92		0.40		5.61		65
(19.36)		4,664	1.73		1.19		4.81		–
(19.24)		76,650	1.70		1.17		4.86		–
(18.50)		54,029	0.69		0.17		5.84		–

27

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

28

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

29

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Municipal Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios, including expenses not subject to cap, multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.80	$4.54	$1,000.00	$1,020.32	$4.52	0.90%	181	365
Class B	$1,000.00	$1,021.70	$8.32	$1,000.00	$1,016.56	$8.30	1.66	181	365
Class C	$1,000.00	$1,021.70	$8.32	$1,000.00	$1,016.56	$8.30	1.66	181	365
Class I	$1,000.00	$1,026.80	$3.29	$1,000.00	$1,021.55	$3.28	0.66	181	365

31

The Hartford Municipal Opportunities Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Municipal Opportunities Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

32

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

The Hartford Municipal Opportunities Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Muni Bond Risk: Municipal securities are subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), call risk (the risk that an investment may be redeemed early), and risks related to changes in the tax-exempt status of the securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

AMT Risk: Income from the Fund may be subject to income tax, including the Alternative Minimum Tax.

34

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-MO13 4/13 113994 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD QUALITY BOND FUND 2013 Semi Annual Report

The Hartford Quality Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

Performance Overview 11/30/12 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/13)

Since Inception▲
Quality Bond A#	1.35%
Quality Bond A##	-3.21%
Quality Bond C#	1.01%
Quality Bond C##	0.01%
Quality Bond I#	1.36%
Quality Bond R3#	1.14%
Quality Bond R4#	1.25%
Quality Bond R5#	1.37%
Quality Bond Y#	1.37%
Barclays U.S. Aggregate Bond Index	0.75%

▲	Inception: 11/30/2012
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Quality Bond Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Quality Bond Class A	0.90%	1.00%
Quality Bond Class C	1.65%	1.75%
Quality Bond Class I	0.65%	0.75%
Quality Bond Class R3	1.20%	1.30%
Quality Bond Class R4	0.90%	1.00%
Quality Bond Class R5	0.60%	0.70%
Quality Bond Class Y	0.55%	0.60%

*	As of the Fund's current prospectus dated November 30, 2012. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the period November 30, 2012, (commencement of operations) through April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Quality Bond Fund returned 1.35%, before sales charge, for the period from November 30, 2012, (commencement of operations) to April 30, 2013, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.75% for the same period. The Fund also outperformed the average return of the Lipper U.S. Mortgage Funds peer group 1.11%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

Our exposure to mortgage credit, including non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), was the primary driver of benchmark-relative outperformance during the period. Negative security selection in conventionals was more than offset by positive security selection in Government National Mortgage Association (GNMA) securities. The Fund was tactically positioned in agency MBS, implemented through the use of forward settling to-be-announced (TBA) securities and cash bonds, taking advantage of short-term volatilities. The Fund was overweight to GNMA 30-year mortgages relative to the benchmark, given GNMAs contained prepayment risk and limited production pressure. Moreover, we believe that the zero percent risk weighting of GNMAs under Basel III should continue to attract investor demand in a capital constrained world. Our overweight allocation to GNMA detracted from benchmark-relative

3

The Hartford Quality Bond Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

performance as the sector underperformed during the period. Finally, our duration and yield curve positioning, implemented through the use of exchange-traded government bond futures and cash bonds, modestly contributed to benchmark-relative performance during the period.

What is the outlook?

We believe agency MBS will continue to attract investors seeking higher quality assets with excellent liquidity. Our outlook remains constructive on agency MBS, driven by strong technicals, mortgage capacity constraints, tighter underwriting standards, and increased guarantee fees. We believe these factors will continue to keep rates relatively stable and prepayments low in the near term.

We continue to like non-agency RMBS. We remain constructive on the sector and believe it will provide attractive loss-adjusted yield compared with other fixed income sectors.

We like the valuations and fundamentals associated with U.S. CMBS, but are cautious on the technical factors and macro concerns surrounding this sector.

We believe the fundamentals for consumer ABS remain positive. We remain constructive to the sector and continue to favor high-quality autos, select credit tranches, and certain niche subsectors based on improving fundamentals.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	7.4%
Aa / AA	3.2
A	2.3
Baa / BBB	3.6
B	0.8
Caa / CCC or Lower	8.6
Unrated	0.7
U.S. Government Agencies and Securities	72.5
Non-Debt Securities and Other Short-Term Instruments	59.3
Other Assets & Liabilities	(58.4)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

The Hartford Quality Bond Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 26.6%
Finance and Insurance - 25.7%
	Captive Auto Finance - 5.6%
	Ally Master Owner Trust
$250	1.72%, 07/15/2019	$255
	AmeriCredit Automobile Receivables Trust
60	2.76%, 05/09/2016 ‡	61
250	3.38%, 04/09/2018 ‡	261
250	4.98%, 01/08/2018 ‡	266
	Residential Funding Mortgage Securities
218	5.75%, 01/25/2036	188
	Santander Drive Automotive Receivables Trust
150	2.50%, 12/15/2015 ‡	152
153	2.90%, 05/16/2016 ‡	156
100	3.82%, 08/15/2017 ‡	104
		1,443
	Real Estate Credit (Mortgage Banking) - 20.1%
	Bear Stearns Commercial Mortgage Securities, Inc.
205	4.67%, 06/11/2041 ‡	219
	Commercial Mortgage Pass-Through Certificates
230	5.12%, 06/10/2044 ‡	250
	FHLMC Multifamily Structured Pass-Through
2,250	1.75%, 11/25/2040 ‡Δ	292
3,700	5.48%, 08/25/2040 ►	320
	First Horizon Mortgage Pass-Through Trust
284	2.52%, 08/25/2037 Δ	237
	FREMF Mortgage Trust
153	3.49%, 11/25/2046 ■‡Δ	157
	Goldman Sachs Mortgage Securities Corp. II
230	3.38%, 05/10/2045 ‡	247
450	5.79%, 08/10/2045 ‡Δ	518
	Greenwich Capital Commercial Funding Corp.
241	5.44%, 03/10/2039 ‡Δ	275
	GSR Mortgage Loan Trust
236	2.77%, 04/25/2036 Δ	202
	Indymac Index Mortgage Loan Trust
123	3.18%, 06/25/2036 ‡Δ	94
97	5.36%, 08/25/2036 ‡Δ	96
	JP Morgan Chase Commercial Mortgage Security
210	4.07%, 11/15/2043 ■	237
	LB-UBS Commerical Mortgage Trust
90	5.37%, 09/15/2039 ‡Δ	102
	Morgan Stanley Dean Witter Capital I
114	1.85%, 03/25/2033 ‡Δ	105
	Residential Accredit Loans, Inc.
300	3.77%, 09/25/2035 Δ	255
	RFMSI Trust
247	3.19%, 09/25/2035 ‡Δ	230
298	3.40%, 02/25/2036 ‡Δ	263
	Springleaf Mortgage Loan Trust
200	2.31%, 06/25/2058 ■	201
	Washington Mutual Mortgage Pass-Through
51	0.36%, 02/25/2037 ‡Δ	38
228	5.50%, 03/25/2035	216
	Wells Fargo Mortgage Backed Securities Trust
196	2.63%, 10/25/2036 Δ	182
283	2.64%, 10/25/2036 ‡Δ	253
270	3.10%, 10/25/2036 ‡Δ	249
		5,238
		6,681
Transportation Equipment Manufacturing - 0.9%
	Other Transportation Equipment Manufacturing - 0.9%
	TAL Advantage LLC
221	2.83%, 02/22/2038 ■	222

	Total asset & commercial mortgage backed securities
	(cost $6,710)	$6,903

U.S. GOVERNMENT AGENCIES - 72.5%
	FHLMC - 9.2%
$210	3.50%, 05/15/2043 ☼	$223
1,350	4.00%, 05/15/2043 ☼	1,441
670	4.50%, 05/15/2043 ☼	718
		2,382
	FNMA - 34.5%
700	2.50%, 05/12/2028 ☼	732
497	2.71%, 12/01/2027 ‡	496
374	2.95%, 01/01/2028 ‡	382
2,580	3.00%, 05/15/2027 - 05/15/2043 □☼	2,723
510	3.50%, 05/15/2028 ☼	542
2,267	4.00%, 05/15/2028 - 05/15/2043 ‡☼	2,425
934	4.50%, 05/15/2041 - 08/01/2041 ‡☼	1,014
270	5.50%, 05/15/2043 ☼	293
340	6.00%, 05/15/2043 ☼	371
		8,978
	GNMA - 28.8%
500	3.00%, 05/15/2043 ☼	532
3,600	3.50%, 05/15/2043 ☼	3,913
200	4.00%, 05/15/2043 ☼	218
870	4.50%, 05/15/2043 ☼	949
178	5.50%, 04/15/2039 - 08/15/2039 ‡	195
1,500	6.00%, 07/15/2037 - 09/15/2040 ‡	1,696
		7,503
	Total U.S. government agencies
	(cost $18,821)	$18,863

	Total long-term investments
	(cost $25,531)	$25,766

SHORT-TERM INVESTMENTS - 59.3%
Repurchase Agreements - 59.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $612, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $625)
$612	0.17%, 4/30/2013	$612

The accompanying notes are an integral part of these financial statements.

5

The Hartford Quality Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 59.3% - (continued)
Repurchase Agreements - 59.3% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $1,669, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $1,702)
$1,669	0.15%, 4/30/2013		$1,669
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,214, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $3,278)
3,214	0.15%, 4/30/2013‡		3,214
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,464, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $4,553)
4,464	0.14%, 4/30/2013‡		4,464
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $803, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $819)
803	0.17%, 4/30/2013		803
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,720, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $2,774)
2,720	0.14%, 4/30/2013		2,720
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,912, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $1,951)
1,912	0.17%, 4/30/2013		1,912
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $34, collateralized by U.S. Treasury Note 3.88%, 2018, value of $35)
34	0.13%, 4/30/2013		34
			15,428
	Total short-term investments
	(cost $15,428)		$15,428

	Total investments
	(cost $40,959) ▲	158.4%	$41,194
	Other assets and liabilities	(58.4)%	(15,187)
	Total net assets	100.0%	$26,007

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $817, which represents 3.1% of total net assets.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2013.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $15,350 at April 30, 2013.

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2013 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	7	06/19/2013	$930	$933	$3
U.S. Treasury 5-Year Note Future	4	06/28/2013	496	499	3
U.S. Treasury CME Ultra Long Term Bond Future	5	06/19/2013	791	822	31
					$37

*	The number of contracts does not omit 000's.

Cash of $27 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Quality Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$6,903	$–	$6,394	$509
U.S. Government Agencies	18,863	–	18,863	–
Short-Term Investments	15,428	–	15,428	–
Total	$41,194	$–	$40,685	$509
Futures *	37	37	–	–
Total	$37	$37	$–	$–

♦	For the period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of November 30, 2012*	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$1	$23	†	$—	$488	$(3)	$—	$—	$509
Total	$—	$1	$23		$—	$488	$(3)	$—	$—	$509

*	Commenced operations on November 30, 2012.
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $23.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Quality Bond Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $25,531)	$25,766
Investments in repurchase agreements, at market value (cost $15,428)	15,428
Cash	27	*
Receivables:
Investment securities sold	5,874
Fund shares sold	23
Dividends and interest	39
Variation margin	—
Other assets	84
Total assets	47,241
Liabilities:
Payables:
Investment securities purchased	21,222
Investment management fees	2
Administrative fees	—
Distribution fees	1
Variation margin	3
Accrued expenses	6
Total liabilities	21,234
Net assets	$26,007
Summary of Net Assets:
Capital stock and paid-in-capital	$25,687
Undistributed net investment income	24
Accumulated net realized gain	24
Unrealized appreciation of investments	272
Net assets	$26,007

Shares authorized	450,000
Class A: Net asset value per share/Maximum offering price per share	$10.13/$10.61
Shares outstanding	637
Net assets	$6,452
Class C: Net asset value per share	$10.10
Shares outstanding	228
Net assets	$2,301
Class I: Net asset value per share	$10.13
Shares outstanding	202
Net assets	$2,051
Class R3: Net asset value per share	$10.11
Shares outstanding	200
Net assets	$2,023
Class R4: Net asset value per share	$10.12
Shares outstanding	200
Net assets	$2,025
Class R5: Net asset value per share	$10.13
Shares outstanding	200
Net assets	$2,028
Class Y: Net asset value per share	$10.13
Shares outstanding	901
Net assets	$9,127

*	Cash of $27 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Quality Bond Fund
Statement of Operations
For the Period November 30, 2012, (commencement of operations) through April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$118
Total investment income	118

Expenses:
Investment management fees	52
Administrative services fees
Class R3	2
Class R4	1
Class R5	1
Transfer agent fees
Class A	—
Class C	—
Class I	—
Class Y	—
Distribution fees
Class A	6
Class C	9
Class R3	4
Class R4	2
Custodian fees	1
Accounting services fees	1
Registration and filing fees	43
Board of Directors' fees	1
Audit fees	5
Other expenses	4
Total expenses (before waivers)	132
Expense waivers	(52)
Total waivers	(52)
Total expenses, net	80
Net Investment Income	38
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	48
Net realized gain on securities sold short	—
Net realized loss on futures	(24)
Net Realized Gain on Investments and Other Financial Instruments	24
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	235
Net unrealized appreciation of futures	37
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	272
Net Gain on Investments and Other Financial Instruments	296
Net Increase in Net Assets Resulting from Operations	$334

The accompanying notes are an integral part of these financial statements.

10

The Hartford Quality Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period November 30, 2012* through April 30, 2013 (Unaudited)
Operations:
Net investment income	$38
Net realized gain on investments and other financial instruments	24
Net unrealized appreciation of investments and other financial instruments	272
Net Increase in Net Assets Resulting from Operations	334
Distributions to Shareholders:
From net investment income
Class A	(3)
Class C	—
Class I	(1)
Class R3	(1)
Class R4	(1)
Class R5	(2)
Class Y	(6)
Total distributions	(14)
Capital Share Transactions:
Class A	6,375
Class C	2,280
Class I	2,023
Class R3	2,001
Class R4	2,001
Class R5	2,001
Class Y	9,006
Net increase from capital share transactions	25,687
Net Increase in Net Assets	26,007
Net Assets:
Beginning of period	—
End of period	$26,007
Undistributed (distribution in excess of) net investment income (loss)	$24

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Quality Bond Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Quality Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

12

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure,

13

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

14

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

15

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had no open dollar roll transactions as of April 30, 2013.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

16

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Variation margin payable *	$3	$—	$—	$—	$—	$—	$3
Total	$3	$—	$—	$—	$—	$—	$3

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $37 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period November 30, 2012, (commencement of operations) through April 30, 2013.

17

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period November 30, 2012, (commencement of operations) through April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(24)	$—	$—	$—	$—	$—	$(24)
Total	$(24)	$—	$—	$—	$—	$—	$(24)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$37	$—	$—	$—	$—	$—	$37
Total	$37	$—	$—	$—	$—	$—	$37

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

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b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended November 30, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

HFMC has contractually agreed to waive management fees of 0.05% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services

19

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC in connection with the 0.05% management fee waiver has contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	0.65%	1.20%	0.90%	0.60%	0.55%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the period November 30, 2012 (commencement of operations) through April 30, 2013, HIFSCO received front-end load sales charges of $3 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the period November 30, 2012 (commencement of operations) through April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. No amount was allocated to the Fund during the period November 30, 2012, (commencement of operations) through April 30, 2013. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class A	94%
Class C	88
Class I	99
Class R3	100
Class R4	100
Class R5	100
Class Y	100

9.	Investment Transactions:

For the period November 30, 2012, (commencement of operations) through April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$138,861
Sales Proceeds Excluding U.S. Government Obligations	113,378

10.	Capital Share Transactions:

The following information is for the period November 30, 2012, (commencement of operations) through April 30, 2013:

	For the Period Ended April 30, 2013
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	639	—	(2)	—	637
Amount	$6,389	$3	$(17)	$—	$6,375
Class C
Shares	228	—	—	—	228
Amount	$2,280	$—	$—	$—	$2,280
Class I
Shares	202	—	—	—	202
Amount	$2,022	$1	$—	$—	$2,023
Class R3
Shares	200	—	—	—	200
Amount	$2,000	$1	$—	$—	$2,001
Class R4
Shares	200	—	—	—	200
Amount	$2,000	$1	$—	$—	$2,001
Class R5
Shares	200	—	—	—	200
Amount	$2,000	$1	$—	$—	$2,001
Class Y
Shares	900	1	—	—	901
Amount	$9,000	$6	$—	$—	$9,006
Total
Shares	2,569	1	(2)	—	2,568
Amount	$25,691	$13	$(17)	$—	$25,687

21

The Hartford Quality Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period November 30, 2012, (commencement of operations) through April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford Quality Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

From November 30, 2012 (commencement of operations), through April 30, 2013 (Unaudited)
A(D)	$10.00	$0.01	$0.13	$0.14	$(0.01)	$–	$–	$(0.01)	$10.13
C(D)	10.00	(0.02)	0.12	0.10	–	–	–	–	10.10
I(D)	10.00	0.02	0.12	0.14	(0.01)	–	–	(0.01)	10.13
R3(D)	10.00	–	0.11	0.11	–	–	–	–	10.11
R4(D)	10.00	0.01	0.12	0.13	(0.01)	–	–	(0.01)	10.12
R5(D)	10.00	0.02	0.12	0.14	(0.01)	–	–	(0.01)	10.13
Y(D)	10.00	0.02	0.12	0.14	(0.01)	–	–	(0.01)	10.13

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on November 30, 2012.
(E)	Not annualized.
(F)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

1.35	%(E)	$6,452	1.29	%(F)	0.80	%(F)	0.34	%(F)	2%
1.01	(E)	2,301	2.04	(F)	1.56	(F)	(0.39	)(F)	–
1.36	(E)	2,051	1.04	(F)	0.55	(F)	0.58	(F)	–
1.14	(E)	2,023	1.74	(F)	1.20	(F)	(0.05	) (F)	–
1.25	(E)	2,025	1.44	(F)	0.90	(F)	0.24	(F)	–
1.37	(E)	2,028	1.14	(F)	0.60	(F)	0.53	(F)	–
1.37	(E)	9,127	1.04	(F)	0.55	(F)	0.58	(F)	–

25

The Hartford Quality Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

27

The Hartford Quality Bond Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Quality Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of November 30, 2012, (commencement of operations) through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 151/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value November 30, 2012	Ending Account Value April 30, 2013	Expenses paid during the period November 30, 2012 through April 30, 2013	Beginning Account Value November 30, 2012	Ending Account Value April 30, 2013	Expenses paid during the period November 30, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A*	$1,000.00	$1,013.50	$3.35	$1,000.00	$1,017.36	$3.36	0.80%	151	365
Class C*	$1,000.00	$1,010.10	$6.48	$1,000.00	$1,014.24	$6.49	1.56	151	365
Class I*	$1,000.00	$1,013.60	$2.31	$1,000.00	$1,018.39	$2.31	0.55	151	365
Class R3*	$1,000.00	$1,011.40	$5.00	$1,000.00	$1,015.72	$5.01	1.20	151	365
Class R4*	$1,000.00	$1,012.50	$3.75	$1,000.00	$1,016.96	$3.76	0.90	151	365
Class R5*	$1,000.00	$1,013.70	$2.50	$1,000.00	$1,018.20	$2.51	0.60	151	365
Class Y*	$1,000.00	$1,013.70	$2.29	$1,000.00	$1,018.41	$2.30	0.55	151	365

*	Commenced operations on November 30, 2012.

29

The Hartford Quality Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31 – August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for The Hartford Quality Bond Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and the Sub-adviser’s organizational structure, systems and personnel. The Board also considered HIFSCO’s and the Sub-adviser’s reputation and overall financial strength, and the Board’s past experience with the Sub-adviser as sub-adviser for other Hartford-sponsored funds.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HIFSCO would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 61 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HIFSCO would oversee the Sub-adviser’s investment approach and results and considered HIFSCO’s process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HIFSCO would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HIFSCO or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by the Sub-adviser, the Investment Committee met with members of the proposed portfolio management team. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

30

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, composite performance data showing the portfolio management team’s capabilities within a relevant asset class. HIFSCO and the Sub-adviser also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HIFSCO and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HIFSCO would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the expected total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HIFSCO had contractually agreed to waive 0.05% of its management fee and to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 0.90%, 1.65%, 0.65%, 1.20%, 0.90%, 0.60% and 0.55%, respectively, through February 28, 2014. The Board noted that, after February 28, 2014, HIFSCO will be contractually obligated to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60%, respectively, with such arrangement automatically renewing on an annual basis unless HIFSCO provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, while the Fund’s proposed weighted management fees were above the Lipper peer group average for all asset levels and above the Lipper peer group median for most asset levels, the proposed weighted management fees fell within the third quintile for all asset levels. The Board also considered that the Fund’s proposed weighted management fee for assets of $1 billion was below the Lipper peer group median. The Board also considered that the

31

The Hartford Quality Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund’s estimated total expenses, less Rule 12b-1 fees, while above the Lipper peer group average and median, fell within the third quintile.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses for the Hartford Mutual Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, would receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO would distribute shares of the Fund and would receive compensation in that connection.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Quality Bond Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year with respect to the Hartford Mutual Funds, included, among other things, reports on performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangements for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangements approved by the Board at its July – August 2012 meeting, when it initially

33

The Hartford Quality Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered the Fund’s existing investment management agreement and existing investment sub-advisory agreement. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the initial approval process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the initial approval process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services to be provided by HIFSCO and the Sub-adviser; (ii) performance of the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the initial approval process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford Quality Bond Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Reverse Repurchase Agreements and Dollar Rolls Risk: Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the repurchase price. These investments may also subject the Fund to the risk that the counterparty will not fulfill its obligations.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

35

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-QB13 4/13 113996 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD SHORT DURATION FUND 2013 Semi Annual Report

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Short Duration A#	1.26%	3.54%	3.76%	3.02%
Short Duration A##		1.47%	3.13%	2.71%
Short Duration B#	1.56%	3.95%	3.40%	2.46%*
Short Duration B##		-1.05%	3.05%	2.46%*
Short Duration C#	0.78%	2.67%	2.95%	2.25%
Short Duration C##		1.67%	2.95%	2.25%
Short Duration I#	1.29%	3.81%	3.96%	3.12%
Short Duration R3#	1.01%	3.14%	3.87%	3.28%‡
Short Duration R4#	1.16%	3.65%	3.99%	3.34%‡
Short Duration R5#	1.31%	3.86%	4.07%	3.38%‡
Short Duration Y#	1.33%	3.90%	4.08%	3.39%‡
Barclays 1-3 Year U.S. Government/Credit Index	0.48%	1.04%	2.52%	3.03%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.
‡	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10.  Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.   Class R3, R4 and R5 shares commenced operations on 9/30/11.  Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.  Class Y shares commenced operations on 11/28/03.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Short Duration Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Short Duration Class A	0.85%	0.86%
Short Duration Class B	1.60%	1.72%
Short Duration Class C	1.60%	1.60%
Short Duration Class I	0.58%	0.58%
Short Duration Class R3	1.15%	1.23%
Short Duration Class R4	0.85%	0.93%
Short Duration Class R5	0.55%	0.62%
Short Duration Class Y	0.50%	0.50%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Timothy E. Smith
Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 1.26%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.48% for the same period. The Fund also outperformed the 0.87% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

Our overweight to investment grade corporates, especially financials, and out-of-benchmark allocation to bank loans were the top contributors to outperformance. An overweight allocation to high yield was also a strong positive for relative performance. Our allocation to the agency MBS sector was additive, as the Fed’s continued support boosted performance in this sector. Exposures to both Commercial Mortgage Backed Securities (CMBS) and Asset Backed Securities (ABS) were also favorable for relative results. There were no material detractors from performance over the period.

What is the outlook?

We believe that the U.S. economy's moderate growth continues, buoyed by the strengthening housing sector. The employment situation apprears to be improving, although we do not believe it will be enough to trigger a change in Fed policy just yet. However, we believe that challenges remain as higher taxes continue to have an impact on consumers, while we are likely to see more headwinds from the sequestration. Further, the banking crisis in Cyprus and political situation in Italy are, in our view, reminders that global growth is still fragile. Therefore, at the end of the period we maintained a modest pro-cyclical risk posture. The Fed continues to indicate

3

The Hartford Short Duration Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

that it will maintain easy policy with low interest rates and asset purchases until employment improves. At the end of the period we had a neutral duration and yield curve posture.

As of the end of the period, we continued to be positioned with an underweight to the U.S. government sector, as we believe that there are more compelling opportunities in other sectors. As of April 30, 2013, we were overweight the investment grade credit sector due to strong credit fundamentals. Within investment grade corporates, we continued to favor U.S. financial companies which have de-levered significantly. We continued to maintain our allocation to agency MBS based on its strong liquidity and income advantage over U.S. Treasuries. We held a modest position in prime, non-agency MBS. The recovery in housing and improvement in home prices bode well for the non-agency MBS sector while valuations remained attractive for select deals. In the CMBS market, we continued to believe that there is strong collateralization in senior CMBS tranches while valuations and long-term fundamentals remained attractive. We held senior tranches of CMBS deals. We expect steady collateral performance in the consumer ABS sectors. Within ABS, we favored short, high quality auto, credit card, and equipment securities. Lastly, we held a modest position in high yield corporate bonds and a significant allocation to bank loans based on strong fundamentals and attractive valuations.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	17.4%
Aa / AA	7.8
A	18.6
Baa / BBB	28.9
Ba / BB	13.3
B	8.5
Caa / CCC or Lower	0.2
Unrated	0.3
U.S. Government Agencies and Securities	11.3
Non-Debt Securities and Other Short-Term Instruments	1.6
Other Assets & Liabilities	(7.9)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.2%
Administrative Waste Management and Remediation	0.3
Air Transportation	0.5
Apparel Manufacturing	0.1
Arts, Entertainment and Recreation	3.0
Beverage and Tobacco Product Manufacturing	1.7
Chemical Manufacturing	1.6
Computer and Electronic Product Manufacturing	1.3
Construction	0.2
Educational Services	0.1
Finance and Insurance	54.6
Food Manufacturing	0.6
Food Services	0.4
Furniture and Related Product Manufacturing	0.7
General Obligations	0.4
Health Care and Social Assistance	5.0
Information	6.5
Machinery Manufacturing	0.8
Media	0.4
Mining	1.7
Miscellaneous	0.5
Miscellaneous Manufacturing	0.7
Motor Vehicle and Parts Manufacturing	0.9
Other Services	0.2
Petroleum and Coal Products Manufacturing	2.3
Pipeline Transportation	0.3
Plastics and Rubber Products Manufacturing	0.8
Primary Metal Manufacturing	1.2
Professional, Scientific and Technical Services	0.2
Real Estate, Rental and Leasing	1.7
Retail Trade	2.7
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Transportation Equipment Manufacturing	0.5
Truck Transportation	0.4
Utilities	1.6
Wholesale Trade	0.8
Total	95.0%
U.S. Government Agencies	11.3
Short-Term Investments	1.6
Other Assets and Liabilities	(7.9)
Total	100.0%

The above table represents investments by industry, rather than industry sub-classification. Each industry combines multiple sub-classifications into one industry category.  Detailed information on sub-classifications breakdowns is available in the Schedule of Investments.

4

The Hartford Short Duration Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.4%
Finance and Insurance - 19.2%
	Captive Auto Finance - 5.3%
	Ally Automotive Receivables Trust
$1,700	0.70%, 12/21/2015	$1,702
1,000	2.29%, 11/16/2015 ■	1,017
1,500	3.29%, 03/15/2015 ■	1,528
	Ally Master Owner Trust
1,280	1.00%, 02/15/2018	1,284
1,975	1.21%, 06/15/2017	1,992
2,695	1.54%, 09/15/2019	2,717
	AmeriCredit Automobile Receivables Trust
2,775	0.62%, 06/08/2017	2,777
	Carmax Automotive Owner Trust
395	1.50%, 08/15/2018	396
	Credit Acceptance Automotive Loan Trust
1,115	2.20%, 09/16/2019 ■	1,132
	Ford Credit Automotive Owner Trust
2,500	2.62%, 10/15/2016	2,586
	Ford Credit Floorplan Master Owner Trust
2,300	0.74%, 09/15/2016	2,306
	Harley-Davidson Motorcycle Trust
500	1.99%, 01/15/2016	503
	Hyundai Automotive Receivables Trust
650	1.65%, 02/15/2017	661
2,100	2.27%, 02/15/2017 ‡	2,158
	Mercedes-Benz Master Owner Trust
1,560	0.79%, 11/15/2017 ■	1,563
	Motor plc
345	1.29%, 02/25/2020 ■	346
	Prestige Automotive Receivables Trust
876	1.23%, 12/15/2015 ■	879
	SNAAC Automotive Receivables Trust
725	1.14%, 07/16/2018 ■	725
	Volvo Financial Equipment LLC
1,836	0.91%, 08/17/2015 ■	1,842
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016 ‡	1,530
		29,644
	Credit Card Issuing - 0.6%
	American Express Credit Account Master Trust
2,072	0.77%, 05/15/2018	2,078
	Master Credit Card Trust
1,365	0.78%, 04/21/2017 ■	1,370
		3,448
	Other Financial Investment Activities - 0.6%
	Apidos CDO
2,250	1.38%, 04/15/2025 ■Δ	2,250
	Carlyle Global Market Strategies
870	1.46%, 04/18/2025 ■Δ	870
		3,120
	Real Estate Credit (Mortgage Banking) - 12.7%
	Atrium CDO Corp.
1,860	1.40%, 07/16/2025 ■☼Δ	1,857
	Avis Budget Rental Car Funding AESOP LLC
1,800	1.85%, 11/20/2013 ■	1,811
	Bayview Commercial Asset Trust
6,450	3.00%, 01/25/2037 ■►	229
6,736	7.37%, 09/25/2037 ■►	620
	CBA Commercial Small Balance Commercial Mortgage
5,818	8.52%, 01/25/2039 ■►	29
	CFCRE Commercial Mortgage Trust
1,500	3.76%, 04/15/2044 ■	1,604
	Chesapeake Funding LLC
1,185	0.95%, 11/07/2023 ■Δ	1,190
	CIFC Funding Ltd.
2,125	1.44%, 04/16/2025 ■Δ	2,125
	Citigroup Commercial Mortgage Trust
2,115	0.69%, 09/10/2045	2,114
	Commercial Mortgage Pass-Through Certificates
1,120	0.67%, 11/15/2045	1,121
1,503	0.70%, 10/15/2045	1,505
1,148	0.82%, 08/15/2045	1,152
2,454	3.16%, 11/01/2015 ■	2,576
	DBUBS Mortgage Trust
3,056	2.05%, 01/01/2021 ■►	139
1,345	3.64%, 08/10/2044	1,455
2,500	3.74%, 11/10/2046 ■	2,682
	Equity One ABS, Inc.
20	2.70%, 07/25/2034 Δ	—
	GE Dealer Floorplan Master Note Trust
2,000	0.64%, 10/20/2017 Δ	2,004
	GMAC Commercial Mortgage Securities, Inc.
519	6.50%, 05/15/2035 ■	518
	Goldman Sachs Mortgage Securities Corp. II
886	5.28%, 08/10/2038	893
145	5.48%, 11/10/2039	147
1,500	5.55%, 04/10/2038	1,665
	Goldman Sachs Mortgage Securities Trust
1,521	0.66%, 11/10/2045	1,520
	Hasco HIM Trust
46	0.00%, 12/26/2035 ■●	—
	HLSS Servicer Advance Receivables Backed Notes
695	1.99%, 10/15/2015 ■	708
885	2.29%, 01/15/2048 ■	911
	JP Morgan Chase Commercial Mortgage Securities Corp.
902	0.71%, 10/15/2045 Δ	902
950	3.36%, 11/13/2044 ■	1,019
2,819	3.85%, 06/15/2043 ■	2,978
33	4.30%, 01/15/2038	33
427	4.93%, 09/12/2037	429
51	4.96%, 08/15/2042	51
1,442	5.59%, 06/12/2041 Δ	1,510
	LB-UBS Commercial Mortgage Trust
106	5.30%, 02/15/2040	106
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	—
	Merrill Lynch Mortgage Trust
1,000	5.85%, 06/12/2050 Δ	1,055
	Merrill Lynch/Countrywide Commercial Mortgage Trust
129	5.11%, 12/12/2049	129

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.4% - (continued)
Finance and Insurance - 19.2% - (continued)
	Real Estate Credit (Mortgage Banking) - 12.7% - (continued)
	Morgan Stanley BAML Trust
$722	0.66%, 11/15/2045	$721
	Morgan Stanley Capital I
1,400	3.22%, 07/15/2049	1,500
1,500	3.88%, 09/15/2047 ■	1,613
2,500	4.97%, 04/14/2040	2,587
2,328	5.11%, 06/15/2040	2,409
	Morgan Stanley Re-Remic Trust
2,513	1.00%, 03/27/2051 ■	2,482
	National Credit Union Administration
724	1.60%, 10/29/2020	736
	OHA Intrepid Leveraged Loan Fund Ltd.
2,000	1.18%, 04/20/2021 ■†Δ	2,000
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ■●	—
	SBA Tower Trust
1,310	2.93%, 12/15/2017 ■	1,357
	Silverstone Master Issuer plc
415	1.83%, 01/21/2055 ■Δ	425
	Springleaf Mortgage Loan Trust
870	1.27%, 06/25/2058 ■	872
	UBS Commercial Mortgage Trust
1,874	1.03%, 05/10/2045 ‡	1,885
	UBS-Barclays Commercial Mortgage Trust
2,472	0.73%, 08/10/2049 ‡	2,476
	Voyager Countrywide Delaware Trust
317	66.14%, 11/26/2035 ■Δ	282
	Wachovia Bank Commercial Mortgage Trust
275	4.50%, 10/15/2041	278
2,000	4.80%, 10/15/2041 ‡	2,100
1,105	4.94%, 04/15/2042	1,181
2,575	5.28%, 12/15/2044 ‡Δ	2,827
1,500	5.48%, 04/15/2047 ‡	1,574
	WF-RBS Commercial Mortgage Trust
2,526	0.67%, 11/15/2045 ‡	2,526
		70,618
		106,830
Real Estate, Rental and Leasing - 0.7%
	Automotive Equipment Rental and Leasing - 0.7%
	ARI Fleet Lease Trust
1,102	0.50%, 01/15/2021 ■Δ	1,099
	Enterprise Fleet Financing LLC
725	0.72%, 04/20/2018 ■	726
1,894	1.90%, 10/20/2016 ■	1,912
		3,737
Transportation Equipment Manufacturing - 0.5%
	Railroad Rolling Stock Manufacturing - 0.5%
	GE Equipment Transportation LLC
2,051	0.62%, 07/25/2016	2,051
730	0.99%, 11/23/2015	733
		2,784
	Total asset & commercial mortgage backed securities
	(cost $113,220)	$113,351

CORPORATE BONDS - 55.1%
Arts, Entertainment and Recreation - 1.8%
	Cable and Other Subscription Programming - 1.3%
	Comcast Corp.
$1,000	5.85%, 11/15/2015	$1,128
	DirecTV Holdings LLC
915	1.75%, 01/15/2018	916
1,681	2.40%, 03/15/2017	1,740
1,100	3.50%, 03/01/2016	1,171
	Echostar DBS Corp.
725	7.13%, 02/01/2016	801
	Viacom, Inc.
1,650	1.25%, 02/27/2015	1,662
		7,418
	Data Processing, Hosting and Related Services - 0.5%
	Fidelity National Information Services, Inc.
2,500	7.63%, 07/15/2017	2,672

		10,090
Beverage and Tobacco Product Manufacturing - 1.6%
	Beverage Manufacturing - 1.2%
	Anheuser-Busch InBev Worldwide, Inc.
1,730	1.38%, 07/15/2017	1,753
	Constellation Brands, Inc.
1,210	7.25%, 09/01/2016	1,392
	Diageo Capital plc
2,275	1.50%, 05/11/2017	2,319
	Molson Coors Brewing Co.
311	2.00%, 05/01/2017	320
	Pernod-Ricard S.A.
1,000	2.95%, 01/15/2017 ■	1,052
		6,836
	Tobacco Manufacturing - 0.4%
	Altria Group, Inc.
500	7.75%, 02/06/2014	527
	Lorillard Tobacco Co.
180	2.30%, 08/21/2017	182
	Reynolds American, Inc.
1,300	1.05%, 10/30/2015	1,302
		2,011
		8,847
Chemical Manufacturing - 0.9%
	Agricultural Chemical Manufacturing - 0.3%
	Yara International ASA
1,750	5.25%, 12/15/2014 ■	1,862

	Basic Chemical Manufacturing - 0.5%
	Airgas, Inc.
1,000	2.85%, 10/01/2013	1,009
	PPG Industries, Inc.
1,500	1.90%, 01/15/2016	1,540
		2,549
	Other Chemical and Preparation Manufacturing - 0.1%
	Ecolab, Inc.
375	1.45%, 12/08/2017	374

		4,785

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.1% - (continued)
Computer and Electronic Product Manufacturing - 0.9%
	Computer and Peripheral Equipment Manufacturing - 0.9%
	Hewlett-Packard Co.
$4,000	2.60%, 09/15/2017	$4,070
	Seagate Technology plc
1,140	10.00%, 05/01/2014 ■	1,197
		5,267
Construction - 0.2%
	Residential Building Construction - 0.2%
	CRH America, Inc.
1,340	5.30%, 10/15/2013	1,366

Finance and Insurance - 34.2%
	Activities Related To Credit Banking - 0.1%
	Western Union Co
430	2.38%, 12/10/2015	438

	Captive Auto Finance - 2.0%
	American Honda Finance Corp.
675	1.60%, 02/16/2018 ■	683
	Ford Motor Credit Co. LLC
1,500	2.38%, 01/16/2018	1,507
1,700	2.75%, 05/15/2015	1,742
	Harley-Davidson Financial Services, Inc.
1,385	1.15%, 09/15/2015 ■	1,391
810	3.88%, 03/15/2016 ■	869
	Hyundai Capital America
2,500	2.13%, 10/02/2017 ■	2,506
	Nissan Motor Co., Ltd.
2,695	1.95%, 09/12/2017 ■	2,754
		11,452
	Commercial Banking - 5.3%
	Banco Santander Brasil S.A.
980	4.25%, 01/14/2016 ■	1,028
	Barclays Bank plc
2,500	6.05%, 12/04/2017 ■	2,830
	BNP Paribas
1,650	2.38%, 09/14/2017	1,692
	Commonwealth Bank of Australia
1,500	2.13%, 03/17/2014 ■	1,521
	Credit Suisse New York
1,000	1.24%, 01/14/2014 Δ	1,006
630	2.20%, 01/14/2014	637
	DNB ASA
2,000	3.20%, 04/03/2017 ■	2,135
	ING Bank N.V.
1,500	2.00%, 09/25/2015 ■	1,525
	Intesa Sanpaolo
1,500	3.13%, 01/15/2016	1,499
	Key Bank NA
1,000	1.65%, 02/01/2018	1,016
2,000	4.95%, 09/15/2015	2,174
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,051
	National Australia Bank Ltd.
1,000	1.00%, 04/11/2014 ■Δ	1,007
	Nordea Bank AB
833	1.18%, 01/14/2014 ■Δ	838
1,420	2.25%, 03/20/2015 ■	1,459
	State Street Bank & Trust Co.
800	0.48%, 12/08/2015 Δ	794
	Svenska Handelsbanken AB
1,000	3.13%, 07/12/2016	1,067
1,000	4.88%, 06/10/2014 ■	1,049
	Swedbank AB
1,800	1.75%, 03/12/2018 ■	1,815
	Union Bank NA
2,000	5.95%, 05/11/2016 ‡	2,274
	Westpac Banking Corp.
1,000	1.01%, 03/31/2014 ■Δ	1,006
		29,423
	Depository Credit Banking - 7.5%
	Bank of America Corp.
5,000	1.50%, 10/09/2015	5,030
3,000	2.00%, 01/11/2018	3,009
	Bank of Montreal
1,500	0.88%, 04/09/2018 Δ	1,504
	Bank of New York Mellon Corp.
1,500	1.97%, 06/20/2017 ‡Δ	1,552
	Bank of Nova Scotia
1,500	1.38%, 12/18/2017	1,509
	BB&T Corp.
815	1.60%, 08/15/2017	826
	Citigroup, Inc.
1,250	1.25%, 01/15/2016	1,254
2,479	3.95%, 06/15/2016	2,684
2,000	4.59%, 12/15/2015	2,179
2,000	5.50%, 02/15/2017	2,243
	Fifth Third Bancorp
636	3.63%, 01/25/2016	680
1,000	4.75%, 02/01/2015	1,066
	HSBC Bank plc
950	0.94%, 08/12/2013 ■Δ	952
	HSBC USA, Inc.
3,590	1.63%, 01/16/2018 ‡	3,614
	PNC Funding Corp.
907	2.70%, 09/19/2016	958
	Santander Holdings USA, Inc.
715	3.00%, 09/24/2015	740
738	4.63%, 04/19/2016	792
	SunTrust Banks, Inc.
2,500	0.58%, 04/01/2015 Δ	2,474
	Toronto-Dominion Bank
2,000	2.50%, 07/14/2016 ‡	2,103
	U.S. Bancorp
2,250	1.65%, 05/15/2017 ‡	2,304
	Wells Fargo & Co.
2,035	1.50%, 01/16/2018	2,042
1,000	2.10%, 05/08/2017	1,037
	Wells Fargo Bank NA
1,000	0.50%, 05/16/2016 Δ	988
		41,540
	Insurance Carriers - 4.0%
	Aetna, Inc.
635	1.50%, 11/15/2017	640
	American International Group, Inc.
1,500	3.65%, 01/15/2014	1,532

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.1% - (continued)
Finance and Insurance - 34.2% - (continued)
	Insurance Carriers - 4.0% - (continued)
	Cigna Corp.
$503	2.75%, 11/15/2016	$533
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,301
	ING US, Inc.
2,250	2.90%, 02/15/2018 ■	2,303
	Jackson National Life Global Funding
2,500	5.38%, 05/08/2013 ■‡	2,502
	MetLife Global Funding I
1,480	1.50%, 01/10/2018 ■	1,492
	MetLife Institutional Funding II
3,500	1.63%, 04/02/2015 ■	3,561
	New York Life Global Funding
2,000	2.45%, 07/14/2016 ■	2,101
	Principal Financial Group, Inc.
365	1.85%, 11/15/2017	371
	Principal Life Global Funding II
1,390	1.00%, 12/11/2015 ■	1,395
	Prudential Financial, Inc.
2,000	6.20%, 01/15/2015	2,174
	QBE Insurance Group Ltd.
390	2.40%, 05/01/2018 ■☼	392
	Wellpoint, Inc.
1,000	2.38%, 02/15/2017	1,040
		22,337
	International Trade Financing (Foreign Banks) - 2.4%
	Corpoacion Andina De Fomento
1,500	3.75%, 01/15/2016	1,593
1,000	5.20%, 05/21/2013	1,002
	Royal Bank of Canada
1,500	1.50%, 01/16/2018	1,519
	Royal Bank of Scotland plc
1,260	2.55%, 09/18/2015	1,298
	Skandinaviska Enskilda Banken AB
1,250	1.75%, 03/19/2018 ■	1,262
	Standard Chartered plc
3,570	3.20%, 05/12/2016 ■	3,790
	TSMC Global LTD
2,800	1.63%, 04/03/2018 ■	2,821
		13,285
	Monetary Authorities - Central Bank - 1.0%
	ABN Amro Bank N.V.
1,500	1.38%, 01/22/2016 ■	1,503
1,429	4.25%, 02/02/2017 ■	1,570
	Lloyds Banking Group plc
1,500	4.38%, 01/12/2015 ■	1,584
	Lloyds TSB Bank plc
820	4.20%, 03/28/2017	907
		5,564
	Nondepository Credit Banking - 4.1%
	American Express Credit Corp.
2,000	2.80%, 09/19/2016	2,121
	Capital One Bank
2,441	6.50%, 06/13/2013	2,458
	Capital One Financial Corp.
1,455	2.15%, 03/23/2015	1,486
750	6.25%, 11/15/2013	773
	CIT Group, Inc.
1,000	4.75%, 02/15/2015 ■	1,052
	General Electric Capital Corp.
3,000	0.99%, 04/02/2018 Δ	3,007
2,000	1.00%, 01/08/2016	2,010
1,250	1.60%, 11/20/2017	1,266
3,000	2.30%, 04/27/2017	3,121
	General Motors Financial Co., Inc.
1,500	4.75%, 08/15/2017 ■	1,582
	SLM Corp.
750	3.88%, 09/10/2015	779
610	6.00%, 01/25/2017	660
	Toyota Motor Credit Corp.
900	1.25%, 10/05/2017	903
1,750	1.75%, 05/22/2017	1,799
		23,017
	Other Financial Investment Activities - 1.1%
	BP Capital Markets plc
2,250	1.85%, 05/05/2017 ‡	2,319
	Xstrata Canada Finance Corp.
2,000	2.85%, 11/10/2014 ■	2,049
	Xstrata Finance (Canada) Ltd.
2,000	1.80%, 10/23/2015 ■	2,025
		6,393
	Real Estate Credit (Mortgage Banking) - 0.2%
	SBA Tower Trust
1,300	2.24%, 04/16/2043 ■	1,300

	Real Estate Investment Trust (REIT) - 1.6%
	Health Care, Inc.
1,010	2.25%, 03/15/2018	1,030
688	3.63%, 03/15/2016	732
	Host Hotels & Resorts L.P.
1,250	6.00%, 11/01/2020	1,398
	Host Marriott L.P.
501	6.75%, 06/01/2016	509
	Simon Property Group, Inc.
1,965	1.50%, 02/01/2018 ■	1,972
	Ventas Realty L.P.
3,000	2.00%, 02/15/2018	3,034
		8,675
	Sales Financing - 0.4%
	Imperial Tobacco Finance plc
2,000	2.05%, 02/11/2018 ■	2,027

	Securities and Commodity Contracts and Brokerage - 4.5%
	Goldman Sachs Group, Inc.
2,250	1.60%, 11/23/2015 ‡	2,280
2,500	2.38%, 01/22/2018 ‡	2,548
1,279	3.63%, 02/07/2016	1,362
	JP Morgan Chase & Co.
3,000	0.61%, 06/13/2016 ‡Δ	2,948
1,100	1.13%, 02/26/2016	1,105
3,000	1.80%, 01/25/2018	3,038
1,500	2.00%, 08/15/2017 ‡	1,539
	Merrill Lynch & Co., Inc.
2,000	6.05%, 05/16/2016	2,225

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.1% - (continued)
Finance and Insurance - 34.2% - (continued)
	Securities and Commodity Contracts and Brokerage - 4.5% - (continued)
	Morgan Stanley
$1,000	1.60%, 04/25/2018 Δ	$1,000
1,935	1.75%, 02/25/2016	1,949
2,000	3.80%, 04/29/2016	2,128
	UBS AG Stamford CT
2,500	5.88%, 07/15/2016	2,807
		24,929
		190,380
Food Manufacturing - 0.3%
	Animal Slaughtering and Processing - 0.1%
	ConAgra Foods, Inc.
345	1.90%, 01/25/2018	352
	JBS USA LLC
483	11.63%, 05/01/2014	527
		879
	Sugar and Confectionery Product Manufacturing - 0.2%
	Wrigley Jr., William Co.
1,000	3.05%, 06/28/2013 ■	1,003

		1,882
Furniture and Related Product Manufacturing - 0.7%
	Household, Institution Furniture, Kitchen Cabinet - 0.7%
	Masco Corp.
1,450	4.80%, 06/15/2015	1,524
	Newell Rubbermaid, Inc.
2,000	2.00%, 06/15/2015	2,033
355	2.05%, 12/01/2017	358
		3,915
Health Care and Social Assistance - 2.5%
	Drugs and Druggists' Sundries Merchant Wholesalers - 0.1%
	Cardinal Health Inc.
370	1.70%, 03/15/2018	371

	General Medical and Surgical Hospitals - 0.0%
	Catholic Health Initiatives
195	1.60%, 11/01/2017	198

	Medical Equipment and Supplies Manufacturing - 0.3%
	Covidien International Finance S.A.
1,500	1.88%, 06/15/2013	1,503

	Pharmaceutical and Medicine Manufacturing - 1.9%
	AbbVie, Inc.
2,500	1.20%, 11/06/2015 ■	2,520
	Express Scripts, Inc.
4,000	2.10%, 02/12/2015	4,085
	GlaxoSmithKline Capital, Inc.
1,000	1.50%, 05/08/2017	1,020
	Mylan, Inc.
2,000	6.00%, 11/15/2018 ■	2,193
	Valeant Pharmaceuticals International
790	6.50%, 07/15/2016 ■	823
		10,641
	Scientific Research and Development Services - 0.2%
	Laboratory Corp. of America Holdings
1,411	2.20%, 08/23/2017	1,431

		14,144
Information - 2.1%
	Data Processing Services - 0.2%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,071

	Satellite Telecommunications - 0.0%
	Inmarsat Finance plc
210	7.38%, 12/01/2017 ■	223

	Telecommunications - Other - 0.4%
	Vivendi S.A.
2,005	2.40%, 04/10/2015 ■	2,043

	Telecommunications - Wired Carriers - 1.0%
	AT&T, Inc.
1,500	2.40%, 08/15/2016	1,565
	British Telecommunications plc
505	2.00%, 06/22/2015	519
	Deutsche Telekom International Finance B.V.
2,000	3.13%, 04/11/2016 ■	2,120
	Videotron Ltee
1,195	9.13%, 04/15/2018	1,257
		5,461
	Telecommunications - Wireless Carriers - 0.2%
	America Movil S.A.B. de C.V.
1,200	2.38%, 09/08/2016	1,247

	Wireless Communications Services - 0.3%
	Verizon Communications, Inc.
1,500	0.89%, 03/28/2014 ‡Δ	1,506

		11,551
Machinery Manufacturing - 0.8%
	Agriculture, Construction, Mining and Machinery - 0.5%
	Case New Holland, Inc.
1,240	7.75%, 09/01/2013	1,263
	Ingersoll-Rand Global Holding Co.
1,385	6.00%, 08/15/2013	1,407
		2,670
	Commercial and Service Industry Machinery Manufacturing - 0.3%
	Xerox Corp.
1,960	1.68%, 09/13/2013 Δ	1,966

		4,636
Mining - 1.3%
	Metal Ore Mining - 1.0%
	Barrick Gold Corp.
835	2.50%, 05/01/2018 ■	839
	Freeport-McMoRan Copper & Gold, Inc.
1,015	2.38%, 03/15/2018 ■	1,022
	Rio Tinto Finance USA Ltd.
2,050	2.00%, 03/22/2017	2,104

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.1% - (continued)
Mining - 1.3% - (continued)
	Metal Ore Mining - 1.0% - (continued)
	Teck Resources Ltd.
$1,500	2.50%, 02/01/2018	$1,524
		5,489
	Nonmetallic Mineral Mining and Quarrying - 0.3%
	Vale Overseas Ltd.
1,720	6.25%, 01/23/2017	1,986

		7,475
Miscellaneous Manufacturing - 0.3%
	Aerospace Product and Parts Manufacturing - 0.3%
	Textron, Inc.
1,500	4.63%, 09/21/2016	1,638

Motor Vehicle and Parts Manufacturing - 0.7%
	Motor Vehicle Manufacturing - 0.7%
	Daimler Finance NA LLC
3,800	1.88%, 09/15/2014 - 01/11/2018 ■	3,848

Petroleum and Coal Products Manufacturing - 1.8%
	Oil and Gas Extraction - 0.9%
	Chesapeake Energy Corp.
660	9.50%, 02/15/2015	746
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,155
1,000	6.13%, 10/06/2016	1,122
	Total Capital Canada Ltd.
685	1.45%, 01/15/2018	694
	Total Capital International S.A.
1,155	1.55%, 06/28/2017	1,178
		4,895
	Petroleum and Coal Products Manufacturing - 0.8%
	Hess Corp.
500	7.00%, 02/15/2014	523
	Schlumberger Norge AS
925	1.25%, 08/01/2017 ■	930
1,400	1.95%, 09/14/2016 ■	1,451
	Valero Energy Corp.
1,500	4.75%, 06/15/2013	1,508
		4,412
	Support Activities For Mining - 0.1%
	Transocean, Inc.
565	2.50%, 10/15/2017	576

		9,883
Pipeline Transportation - 0.2%
	Pipeline Transportation of Natural Gas - 0.2%
	Enterprise Products Operating LLC
235	1.25%, 08/13/2015	237
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	844
		1,081
Primary Metal Manufacturing - 0.7%
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.7%
	ArcelorMittal
1,380	4.25%, 02/25/2015 - 03/01/2016	1,429
1,228	5.38%, 06/01/2013	1,232
1,000	9.50%, 02/15/2015	1,129
		3,790
Real Estate, Rental and Leasing - 0.9%
	Automotive Equipment Rental and Leasing - 0.4%
	Enterprise Rent-a-Car Finance Corp.
1,050	1.40%, 04/15/2016 ■	1,057
	Ryder System, Inc.
1,070	3.15%, 03/02/2015	1,110
		2,167
	General Rental Centers - 0.1%
	ERAC USA Finance Co.
564	2.75%, 07/01/2013 ■	566

	Industrial Machinery and Equipment Rental and Leasing - 0.4%
	International Lease Finance Corp.
1,750	6.75%, 09/01/2016 ■	1,990

		4,723
Retail Trade - 1.3%
	Automotive Parts, Accessories and Tire Stores - 0.4%
	Turlock Corp.
2,000	1.50%, 11/02/2017 ■	2,012

	Grocery Stores - 0.3%
	Kroger (The) Co.
1,250	7.00%, 05/01/2018	1,534

	Other General Merchandise Stores - 0.4%
	Dollar General Corp.
2,000	1.88%, 04/15/2018	2,011

	Other Miscellaneous Store Retailers - 0.2%
	Amazon.com, Inc.
1,385	1.20%, 11/29/2017	1,383

		6,940
Truck Transportation - 0.4%
	Specialized Freight Trucking - 0.4%
	Penske Truck Leasing Co.
2,000	2.50%, 03/15/2016 ■	2,070
45	2.88%, 07/17/2018 ■	47
		2,117
Utilities - 0.7%
	Electric Generation, Transmission and Distribution - 0.7%
	American Electric Power Co., Inc.
500	1.65%, 12/15/2017	505
	Duke Energy Corp.
790	1.63%, 08/15/2017	801
	Pacific Gas & Electric Co.
2,295	6.25%, 12/01/2013 ‡	2,371
		3,677
Wholesale Trade - 0.8%
	Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.3%
	SABMiller Holdings, Inc.
1,500	1.85%, 01/15/2015 ■	1,529

	Electrical Goods Wholesalers - 0.1%
	Arrow Electronics, Inc.
630	3.00%, 03/01/2018	645

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.1% - (continued)
Wholesale Trade - 0.8% - (continued)
	Machinery, Equipment and Supplies Wholesalers - 0.4%
	Pentair Finance S.A.
$2,265	1.35%, 12/01/2015	$2,273

		4,447
	Total corporate bonds
	(cost $298,862)	$306,482

MUNICIPAL BONDS - 0.9%
	General Obligations - 0.4%
	Illinois State GO
$2,200	4.96%, 03/01/2016	$2,399

	Miscellaneous - 0.5%
	Florida Hurricane Catastrophe Fund
2,775	1.30%, 07/01/2016	2,790

	Total municipal bonds
	(cost $5,146)	$5,189

SENIOR FLOATING RATE INTERESTS♦ - 18.6%
Accommodation and Food Services - 0.2%
	Traveler Accommodation - 0.2%
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
$209	2.70%, 11/23/2016	$209
	Las Vegas Sands LLC, Extended Term Loan
1,041	2.70%, 11/23/2016	1,042
		1,251
Administrative Waste Management and Remediation - 0.3%
	Business Support Services - 0.2%
	Trans Union LLC
1,221	4.25%, 02/08/2019	1,236

	Waste Treatment and Disposal - 0.1%
	ADS Waste Holdings, Inc.
559	4.25%, 10/09/2019	565

		1,801
Air Transportation - 0.5%
	Scheduled Air Transportation - 0.5%
	AWAS Finance Luxembourg S.A.
310	3.50%, 06/10/2016	312
	Delta Air Lines, Inc.
289	4.00%, 10/18/2018	292
	Delta Air Lines, Inc., Term Loan
1,538	4.25%, 04/20/2017	1,558
	United Airlines, Inc.
495	4.00%, 04/01/2019	500
		2,662
Apparel Manufacturing - 0.1%
	Apparel Knitting Mills - 0.1%
	PVH Corp.
515	3.25%, 02/13/2020	519

Arts, Entertainment and Recreation - 1.2%
	Amusement Parks and Arcades - 0.1%
	Cedar Fair L.P.
520	3.25%, 03/06/2020	525

	Cable and Other Subscription Programming - 0.0%
	CSC Holdings, Inc.
215	2.70%, 04/15/2020	215

	Gambling Industries - 0.3%
	Seminole (The) Tribe of Florida, Inc.
545	04/11/2020 ◊☼	548
	Station Casinos LLC
940	5.00%, 03/02/2020	951
		1,499
	Other Amusement and Recreation Industries - 0.3%
	ClubCorp Club Operations, Inc.
1,871	5.00%, 11/30/2016	1,904

	Radio and Television Broadcasting - 0.4%
	Cumulus Media, Inc.
2,057	4.50%, 09/17/2018	2,092
	Sinclair Television Group, Inc.
185	4.00%, 10/28/2016	186
		2,278
	Spectator Sports - 0.1%
	Penn National Gaming, Inc.
375	3.75%, 07/16/2018	379

		6,800
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.1%
	Constellation Brands, Inc.
470	04/25/2020 ◊☼	470

Chemical Manufacturing - 0.7%
	Basic Chemical Manufacturing - 0.5%
	Huntsman International LLC, Term Loan C
1,769	2.47%, 06/30/2016	1,774
	Pinnacle Operating Corp.
830	04/29/2020 ◊☼	833
		2,607
	Other Chemical and Preparations Manufacturing - 0.2%
	Cytec Industries, Inc.
38	09/20/2019 ◊	38
	DuPont Performance Coatings, Inc.
105	4.75%, 02/01/2020	107
	Ineos US Finance LLC
1,087	6.50%, 05/04/2018	1,099
	Monarch, Inc.
72	6.00%, 09/12/2019	73
		1,317
		3,924
Computer and Electronic Product Manufacturing - 0.4%
	Computer and Peripheral Equipment Manufacturing - 0.1%
	CDW LLC
475	04/30/2020 ◊☼	476

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 18.6% - (continued)
Computer and Electronic Product Manufacturing - 0.4% - (continued)
	Semiconductor, Electronic Components - 0.3%
	Freescale Semiconductor, Inc.
$1,750	5.00%, 03/01/2020	$1,774
	Spectrum Brands Holdings, Inc.
140	4.50%, 12/17/2019	142
		1,916
		2,392
Educational Services - 0.1%
	Educational Support Services - 0.1%
	Bright Horizons Family Solutions, Inc.
514	4.00%, 01/30/2020	518

Finance and Insurance - 1.2%
	Captive Auto Finance - 0.4%
	Chrysler Group LLC
2,208	6.00%, 05/24/2017	2,236

	Insurance Carriers - 0.4%
	Asurion LLC
2,105	4.50%, 05/24/2019	2,128

	Other Financial Investment Activities - 0.1%
	Nuveen Investments, Inc.
500	4.20%, 05/13/2017	506
	Ocwen Financial Corp.
350	5.00%, 02/15/2018	355
		861
	Securities, Commodities and Brokerage - 0.3%
	RPI Finance Trust
1,582	4.00%, 11/09/2018	1,592

		6,817
Food Manufacturing - 0.3%
	Fruits, Vegetable Preserving, Specialty Foods - 0.1%
	Dole Food Co., Inc.
490	04/25/2020 ◊☼	493

	Other Food Manufacturing - 0.2%
	H. J. Heinz Co.
1,380	03/27/2020 ◊☼	1,392

		1,885
Food Services - 0.4%
	Full-Service Restaurants - 0.2%
	ARAMARK Corp.
1,000	3.46%, 07/26/2016	1,011

	Limited-Service Eating Places - 0.2%
	Wendy's International, Inc.
871	4.51%, 05/15/2019	875

		1,886
Health Care and Social Assistance - 2.5%
	General Medical and Surgical Hospitals - 0.3%
	HCA, Inc., Tranche B-2 Term Loan
1,006	3.53%, 03/31/2017	1,006
	HCA, Inc., Tranche B-3 Term Loan
294	2.95%, 05/01/2018	294
	Health Management Associates, Inc.
194	3.50%, 11/16/2018	196
		1,496
	Health Care Services - 0.1%
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
150	7.50%, 08/04/2016	149
	InVentiv Health, Inc., Term Loan B2
465	7.75%, 05/15/2018	460
		609
	Medical and Diagnostic Laboratories - 0.2%
	American Renal Holdings, Inc.
1,280	4.50%, 08/20/2019	1,283

	Medical Equipment and Supplies Manufacturing - 0.4%
	Bausch & Lomb, Inc.
988	5.25%, 05/17/2019	998
	DJO Finance LLC
384	4.75%, 09/15/2017	390
	Hologic, Inc.
610	4.50%, 08/01/2019	619
		2,007
	Outpatient Care Centers - 0.0%
	DaVita, Inc.
304	4.00%, 11/01/2019	307

	Pharmaceutical and Medicine Manufacturing - 1.4%
	Alere, Inc.
1,729	4.25%, 06/30/2017	1,752
	Alkermes, Inc.
2,992	3.50%, 09/25/2019	2,996
	Immucor, Inc.
1,622	5.00%, 08/19/2018	1,644
	NBTY, Inc.
974	3.50%, 10/01/2017	984
	Warner Chilcott Corp., Term Loan B-1
218	4.25%, 03/15/2018	221
	Warner Chilcott Corp., Term Loan B-2
77	4.25%, 03/15/2018	78
	Warner Chilcott Corp., Term Loan B-3
171	4.25%, 03/15/2018	174
	Warner Chilcott plc
95	4.25%, 03/15/2018	96
		7,945
	Scientific Research and Development Services - 0.1%
	IMS Health, Inc.
242	3.75%, 09/01/2017	244
	Jazz Pharmaceuticals, Inc.
193	5.25%, 06/12/2018	195
		439
		14,086
Information - 4.4%
	Cable and Other Program Distribution - 1.5%
	Charter Communications Operating LLC
415	04/10/2020 ◊☼	414
1,416	4.00%, 05/15/2019	1,419

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 18.6% - (continued)
Information - 4.4% - (continued)
	Cable and Other Program Distribution - 1.5% - (continued)
	Mediacom Broadband LLC, Tranche F Term Loan
$1,305	4.50%, 10/23/2017	$1,312
	TWCC Holding, Corp.
1,356	3.50%, 02/13/2017	1,375
	UPC Financing Partnership
155	06/10/2021 ◊☼	155
	Virgin Media Finance plc
3,525	02/15/2020 ◊☼	3,527
		8,202
	Data Processing Services - 0.1%
	First Data Corp.
515	4.20%, 09/30/2018	513

	Satellite Telecommunications - 0.3%
	Telesat Canada
1,629	4.25%, 03/28/2019	1,641

	Software Publishers - 0.9%
	Emdeon, Inc.
1,587	3.75%, 11/02/2018	1,600
	Kronos, Inc.
1,047	4.50%, 10/30/2019	1,060
	Lawson Software, Inc.
898	5.25%, 04/05/2018	912
	MISYS plc
1,746	7.25%, 12/12/2018	1,775
		5,347
	Telecommunications - Other - 0.7%
	Integra Telecom, Inc.
220	6.00%, 02/22/2019	224
	Intelsat Jackson Holdings S.A.
2,208	4.50%, 04/02/2018	2,236
	Level 3 Financing, Inc.
402	4.75%, 08/01/2019	406
510	5.25%, 08/01/2019	517
	Nine Entertainment Group Ltd
385	3.50%, 02/05/2020	386
		3,769
	Telecommunications - Wireless Carriers - 0.7%
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
2,180	4.73%, 11/03/2016	2,180
	Syniverse Holdings, Inc.
1,520	4.51%, 04/23/2019	1,531
		3,711
	Wireless Communications Services - 0.2%
	Leap Wireless International, Inc.
865	4.75%, 03/01/2020	869
	Windstream Corp.
140	3.50%, 01/23/2020	140
		1,009
		24,192
Media - 0.4%
	Broadcasting - 0.4%
	Gray Television, Inc.
366	4.75%, 10/12/2019	371
	Univision Communications, Inc.
2,000	4.75%, 03/01/2020	2,019
		2,390
Mining - 0.4%
	Metal Ore Mining - 0.2%
	Fortescue Metals Group Ltd.
1,025	5.25%, 10/18/2017	1,043

	Mining and Quarrying Nonmetallic Mineral - 0.2%
	Arch Coal, Inc.
1,102	5.75%, 05/16/2018	1,116

		2,159
Miscellaneous Manufacturing - 0.4%
	Aerospace Product and Parts Manufacturing - 0.3%
	DigitalGlobe, Inc.
1,040	3.75%, 01/31/2020	1,051
	TransDigm Group, Inc.
453	3.75%, 02/28/2020	459
		1,510
	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Holdings, Inc.
910	4.75%, 09/28/2018	925

		2,435
Motor Vehicle and Parts Manufacturing - 0.2%
	Motor Vehicle Parts Manufacturing - 0.2%
	Allison Transmission, Inc.
289	4.25%, 08/23/2019	292
	Tomkins LLC
995	3.75%, 09/29/2016	1,008
		1,300
Other Services - 0.2%
	Commercial/Industrial Machine and Equipment - 0.2%
	Rexnord LLC
884	4.50%, 04/01/2018	892

Petroleum and Coal Products Manufacturing - 0.5%
	Oil and Gas Extraction - 0.5%
	MEG Energy Corp.
1,746	3.75%, 03/31/2020	1,763
	Plains Exploration & Production Co.
481	3.91%, 11/30/2019	481
	Ruby Western Pipeline Holdings LLC
275	3.50%, 03/31/2020	278
	Samson Investment Co.
410	6.00%, 09/25/2018	415
		2,937
Pipeline Transportation - 0.1%
	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
625	5.00%, 05/24/2018	628

Plastics and Rubber Products Manufacturing - 0.8%
	Plastics Product Manufacturing - 0.6%
	Berry Plastics Group, Inc.
3,150	3.50%, 02/10/2020	3,145

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 18.6% - (continued)
Plastics and Rubber Products Manufacturing - 0.8% - (continued)
	Rubber Manufacturing - 0.2%
	Goodyear (The) Tire & Rubber Co.
$1,000	4.75%, 04/30/2019	$1,007

		4,152
Primary Metal Manufacturing - 0.5%
	Alumina and Aluminum Production and Processing - 0.5%
	Novelis, Inc.
2,885	3.75%, 03/10/2017	2,932

Professional, Scientific and Technical Services - 0.2%
	Professional, Scientific and Technical Service Other - 0.2%
	Getty Images, Inc.
938	4.75%, 10/18/2019	951

Real Estate, Rental and Leasing - 0.1%
	Activities Related To Real Estate - 0.0%
	Realogy Corp., Extended 1st Lien Term Loan B
170	4.56%, 03/05/2020	172

	Industrial Machinery, Equipment Rental and Leasing - 0.1%
	Delos Aircraft, Inc.
400	4.75%, 04/12/2016	402

		574
Retail Trade - 1.4%
	Building Material and Supplies Dealers - 0.1%
	American Builders & Contractors Supply Co.
235	3.50%, 04/05/2020	237

	Department Stores - 0.4%
	Neiman (The) Marcus Group, Inc.
2,425	4.00%, 05/16/2018	2,442

	Grocery Stores - 0.1%
	Supervalu, Inc.
375	6.25%, 03/21/2019	380

	Home Furnishing Stores - 0.3%
	Armstrong World Industries, Inc.
1,450	3.50%, 02/26/2020	1,458

	Other Miscellaneous Store Retailers - 0.3%
	Aramark Corp.
610	4.00%, 08/22/2019	617
	KAR Auction Services, Inc.
303	3.75%, 05/19/2017	307
	Rite Aid Corp.
845	4.00%, 02/21/2020	855
		1,779
	Specialty Food Stores - 0.1%
	Weight Watchers International, Inc.
715	3.75%, 04/02/2020	713

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Michaels Stores, Inc.
440	3.75%, 01/28/2020	444

		7,453
Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Yankee (The) Candle Co., Inc.
569	5.25%, 04/02/2019	571

Utilities - 0.9%
	Electric Generation, Transmission and Distribution - 0.9%
	AES Corp.
1,522	3.75%, 06/01/2018	1,545
	Calpine Corp.
1,219	4.00%, 10/09/2019	1,234
	Energy Transfer Equity L.P.
576	3.75%, 03/24/2017	578
	NRG Energy, Inc.
957	3.25%, 07/01/2018	968
	Star West Generation LLC
430	5.00%, 03/13/2020	438
	TPF Generation Holdings LLC, Letter of Credit
174	7.25%, 12/15/2013	174
		4,937
	Total senior floating rate interests
	(cost $102,270)	$103,514

U.S. GOVERNMENT AGENCIES - 11.3%
	FHLMC - 2.4%
$7,700	0.50%, 08/28/2015	$7,729
14,257	2.23%, 08/25/2018 ►	1,309
12,744	2.78%, 07/25/2021 ►	1,422
2,914	3.50%, 04/01/2027	3,110
		13,570
	FNMA - 8.5%
12,600	2.50%, 05/12/2028 ☼	13,175
16,000	3.00%, 05/15/2027 ☼	16,897
16,486	3.50%, 12/01/2026 - 05/15/2041 ☼	17,539
		47,611
	GNMA - 0.4%
1,157	5.00%, 08/20/2039	1,278
687	6.50%, 05/16/2031╦	788
		2,066
	Total U.S. government agencies
	(cost $62,374)	$63,247

	Total long-term investments
	(cost $581,872)	$591,783

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.6%
Repurchase Agreements - 1.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $345, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $351)
$344	0.17%, 4/30/2013		$344
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $939, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015
- 2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$958)
939	0.15%, 4/30/2013		939
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,808, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $1,844)
1,808	0.15%, 4/30/2013		1,808
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,511, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $2,561)
2,511	0.14%, 4/30/2013		2,511
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $452, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $461)
452	0.17%, 4/30/2013		452
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,530, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $1,561)
1,530	0.14%, 4/30/2013		1,530
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,076, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $1,097)
1,076	0.17%, 4/30/2013		1,076
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $19, collateralized by U.S. Treasury Note 3.88%, 2018, value of $20)
19	0.13%, 4/30/2013		19
			8,679
	Total short-term investments
	(cost $8,679)		$8,679

	Total investments
	(cost $590,551) ▲	107.9%	$600,462
	Other assets and liabilities	(7.9)%	(43,946)
	Total net assets	100.0%	$556,516

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $590,625 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,363
Unrealized Depreciation	(1,526)
Net Unrealized Appreciation	$9,837

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $2,000, which represents 0.4% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $143,334, which represents 25.8% of total net assets.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2013.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $46,842 at April 30, 2013.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Futures Contracts Outstanding at April 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	21	06/19/2013	$2,768	$2,801	$33
Short position contracts:
Euro-BUND Future	37	06/06/2013	$7,011	$7,143	$(132)
U.S. Treasury 5-Year Note Future	208	06/28/2013	25,772	25,925	(153)
					$(285)
					$(252)

* The number of contracts does not omit 000's.

Cash of $198 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/01/2013	JPM	$4	$4	$–

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	3M CAD BA CDOR	1.58% Fixed	CAD	6,000	04/29/18	$–	$–	$–
JPM	0.90% Fixed	6M LIBOR GBP	GBP	4,000	04/29/18	–	–	–
						$–	$–	$–

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

16

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound

Municipal Bond Abbreviations:
GO	General Obligation

Other Abbreviations:
CAD BA CDOR	Canadian Bankers Acceptance Dealer Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$113,351	$–	$99,735	$13,616
Corporate Bonds	306,482	–	306,482	–
Municipal Bonds	5,189	–	5,189	–
Senior Floating Rate Interests	103,514	–	103,514	–
U.S. Government Agencies	63,247	–	63,247	–
Short-Term Investments	8,679	–	8,679	–
Total	$600,462	$–	$586,846	$13,616
Foreign Currency Contracts *	–	–	–	–
Futures *	33	33	–	–
Interest Rate Swaps *	–	–	–	–
Total	$33	$33	$–	$–
Liabilities:
Futures *	285	285	–	–
Total	$285	$285	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$10,929	$(24)	$(464	)†	$(166)	$12,675	$(232)	$—	$(9,102)	$13,616
Total	$10,929	$(24)	$(464)		$(166)	$12,675	$(232)	$—	$(9,102)	$13,616

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

   1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

   2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

   3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(464).

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $590,551)	$600,462
Cash	1,874	*
Unrealized appreciation on foreign currency contracts	—
Unrealized appreciation on swap contracts	—
Receivables:
Investment securities sold	1,053
Fund shares sold	3,874
Dividends and interest	2,962
Variation margin	6
Other assets	91
Total assets	610,322
Liabilities:
Payables:
Investment securities purchased	50,252
Fund shares redeemed	3,325
Investment management fees	41
Dividends	66
Administrative fees	—
Distribution fees	35
Variation margin	2
Accrued expenses	85
Total liabilities	53,806
Net assets	$556,516
Summary of Net Assets:
Capital stock and paid-in-capital	$544,018
Distributions in excess of net investment loss	(40)
Accumulated net realized gain	2,879
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	9,659
Net assets	$556,516

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.07/$10.28
Shares outstanding	28,710
Net assets	$288,991
Class B: Net asset value per share	$10.10
Shares outstanding	691
Net assets	$6,978
Class C: Net asset value per share	$10.06
Shares outstanding	13,361
Net assets	$134,467
Class I: Net asset value per share	$10.08
Shares outstanding	11,651
Net assets	$117,495
Class R3: Net asset value per share	$10.04
Shares outstanding	25
Net assets	$249
Class R4: Net asset value per share	$10.05
Shares outstanding	122
Net assets	$1,227
Class R5: Net asset value per share	$10.04
Shares outstanding	11
Net assets	$107
Class Y: Net asset value per share	$10.04
Shares outstanding	697
Net assets	$7,002

*	Cash of $198 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$7,146
Total investment income	7,146

Expenses:
Investment management fees	1,239
Administrative services fees
Class R3	—
Class R4	1
Class R5	—
Transfer agent fees
Class A	139
Class B	8
Class C	63
Class I	38
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	356
Class B	9
Class C	676
Class R3	1
Class R4	1
Custodian fees	5
Accounting services fees	56
Registration and filing fees	64
Board of Directors' fees	9
Audit fees	8
Other expenses	42
Total expenses (before waivers and fees paid indirectly)	2,715
Expense waivers	(17)
Custodian fee offset	—
Total waivers and fees paid indirectly	(17)
Total expenses, net	2,698
Net Investment Income	4,448
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	2,970
Net realized loss on futures	(48)
Net realized gain on swap contracts	—
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,922
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(819)
Net unrealized depreciation of futures	(220)
Net unrealized appreciation of swap contracts	—
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,039)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,883
Net Increase in Net Assets Resulting from Operations	$6,331

The accompanying notes are an integral part of these financial statements.

20

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$4,448	$13,183
Net realized gain on investments, other financial instruments and foreign currency transactions	2,922	6,883
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,039)	6,958
Net Increase in Net Assets Resulting from Operations	6,331	27,024
Distributions to Shareholders:
From net investment income
Class A	(2,492)	(5,525)
Class B	(66)	(177)
Class C	(675)	(1,834)
Class I	(1,241)	(2,486)
Class R3	(2)	(2)
Class R4	(7)	(4)
Class R5	(1)	(3)
Class Y	(62)	(3,408)
Total from net investment income	(4,546)	(13,439)
From net realized gain on investments
Class A	(517)	—
Class B	(15)	—
Class C	(252)	—
Class I	(228)	—
Class R3	(1)	—
Class R4	(1)	—
Class R5	—	—
Class Y	(9)	—
Total from net realized gain on investments	(1,023)	—
Total distributions	(5,569)	(13,439)
Capital Share Transactions:
Class A	8,640	(5,384)
Class B	(989)	(1,788)
Class C	(2,222)	(7,563)
Class I	(122)	26,577
Class R3	(8)	154
Class R4	441	679
Class R5	1	2
Class Y	2,024	(226,795)
Net increase (decrease) from capital share transactions	7,765	(214,118)
Net Increase (Decrease) in Net Assets	8,527	(200,533)
Net Assets:
Beginning of period	547,989	748,522
End of period	$556,516	$547,989
Undistributed (distribution in excess of) net investment income (loss)	$(40)	$58

The accompanying notes are an integral part of these financial statements.

21

The Hartford Short Duration Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

22

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

24

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at April 30, 2013
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	03/15/2013-04/25/2013	$6,107
Discounted cash flow	Internal rate of return	1.0% - 50.4% (12.8%)	1,154
	Life expectancy (in months)	2 - 407 (31)
Indicitave market quotes(3)	Third party indicative quote methodologies
	can vary significantly	Not Applicable	6,355
Total			$13,616

(1)	Significant increases and decreases in these inputs may result in a significant change to fair value.
(2)	Inputs were weighted based on the fair value of the investments included in the range.
(3)	For investments priced using indicative market quotes, these quotes represent the best available estimate of fair value as of April 30, 2013.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During

26

this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and

27

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the

28

netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on swap contracts	—	—	—	—	—	—	—
Variation margin receivable *	6	—	—	—	—	—	6
Total	$6	$—	$—	$—	$—	$—	$6

Liabilities:
Variation margin payable *	$2	$—	$—	$—	$—	$—	$2
Total	$2	$—	$—	$—	$—	$—	$2

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(252) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

29

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(48)	$—	$—	$—	$—	$—	$(48)
Net realized gain on swap contracts	—	—	—	—	—	—	—
Net realized gain on foreign currency contracts	—	—	—	—	—	—	—
Total	$(48)	$—	$—	$—	$—	$—	$(48)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(220)	$—	$—	$—	$—	$—	$(220)
Net change in unrealized appreciation of swap contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation of foreign currency contracts	—	—	—	—	—	—	—
Total	$(220)	$—	$—	$—	$—	$—	$(220)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or

30

perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$13,461	$12,927

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$160
Undistributed Long-Term Capital Gain	1,022
Unrealized Appreciation *	10,655
Total Accumulated Earnings	$11,837

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

31

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$192
Accumulated Net Realized Gain (Loss)	(192)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $5,666 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment

32

objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $500 million	0.400%
On next $1.5 billion	0.395%
On next $2.5 billion	0.390%
On next $5 billion	0.380%
Over $10 billion	0.370%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%

*	Due to the reduced Class B Distribution and Service Plan (12b-1) fees effective January 1, 2011, the limit on net operating expenses attributable to Class B shares is 0.85%.

33

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	0.85%
Class B	0.85
Class C	1.60
Class I	0.57
Class R3	1.15
Class R4	0.85
Class R5	0.55
Class Y	0.51

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $291 and contingent deferred sales charges of $32 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, Class B shares’ Rule 12b-1 fee was reduced from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class.

34

For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	44%
Class R4	9
Class R5	100
Class Y	3

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$450,480
Sales Proceeds Excluding U.S. Government Obligations	442,334

35

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	8,023	283	(7,445)	—	861	14,140	515	(15,224)	—	(569)
Amount	$80,538	$2,839	$(74,737)	$—	$8,640	$140,249	$5,107	$(150,740)	$—	$(5,384)
Class B
Shares	100	7	(208)	—	(101)	195	16	(392)	—	(181)
Amount	$997	$71	$(2,057)	$—	$(989)	$1,929	$155	$(3,872)	$—	$(1,788)
Class C
Shares	2,956	83	(3,260)	—	(221)	6,124	159	(7,045)	—	(762)
Amount	$29,667	$835	$(32,724)	$—	$(2,222)	$60,664	$1,580	$(69,807)	$—	$(7,563)
Class I
Shares	7,022	120	(7,154)	—	(12)	14,240	195	(11,745)	—	2,690
Amount	$70,611	$1,203	$(71,936)	$—	$(122)	$141,118	$1,942	$(116,483)	$—	$26,577
Class R3
Shares	2	—	(3)	—	(1)	15	1	—	—	16
Amount	$20	$2	$(30)	$—	$(8)	$152	$2	$—	$—	$154
Class R4
Shares	46	1	(3)	—	44	68	—	—	—	68
Amount	$458	$7	$(24)	$—	$441	$675	$4	$—	$—	$679
Class R5
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$1	$—	$—	$1	$—	$2	$—	$—	$2
Class Y
Shares	236	7	(41)	—	202	2,573	333	(25,889)	—	(22,983)
Amount	$2,367	$71	$(414)	$—	$2,024	$25,376	$3,277	$(255,448)	$—	$(226,795)
Total
Shares	18,385	501	(18,114)	—	772	37,355	1,220	(60,295)	—	(21,720)
Amount	$184,658	$5,029	$(181,922)	$—	$7,765	$370,163	$12,069	$(596,350)	$—	$(214,118)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	24	$239
For the Year Ended October 31, 2012	47	$463

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

36

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

37

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$10.05	$0.09	$0.04	$0.13	$(0.09)	$(0.02)	$–	$(0.11)	$10.07
B	10.05	0.09	0.07	0.16	(0.09)	(0.02)	–	(0.11)	10.10
C	10.05	0.05	0.03	0.08	(0.05)	(0.02)	–	(0.07)	10.06
I	10.07	0.10	0.03	0.13	(0.10)	(0.02)	–	(0.12)	10.08
R3	10.03	0.07	0.03	0.10	(0.07)	(0.02)	–	(0.09)	10.04
R4	10.04	0.09	0.03	0.12	(0.09)	(0.02)	–	(0.11)	10.05
R5	10.03	0.10	0.03	0.13	(0.10)	(0.02)	–	(0.12)	10.04
Y	10.03	0.10	0.03	0.13	(0.10)	(0.02)	–	(0.12)	10.04

For the Year Ended October 31, 2012 (E)
A	9.83	0.20	0.23	0.43	(0.21)	–	–	(0.21)	10.05
B	9.82	0.20	0.24	0.44	(0.21)	–	–	(0.21)	10.05
C	9.83	0.13	0.22	0.35	(0.13)	–	–	(0.13)	10.05
I	9.84	0.23	0.23	0.46	(0.23)	–	–	(0.23)	10.07
R3	9.81	0.17	0.23	0.40	(0.18)	–	–	(0.18)	10.03
R4	9.81	0.20	0.24	0.44	(0.21)	–	–	(0.21)	10.04
R5	9.81	0.23	0.23	0.46	(0.24)	–	–	(0.24)	10.03
Y	9.80	0.23	0.24	0.47	(0.24)	–	–	(0.24)	10.03

For the Year Ended October 31, 2011
A	9.87	0.21	(0.04)	0.17	(0.21)	–	–	(0.21)	9.83
B	9.87	0.20	(0.05)	0.15	(0.20)	–	–	(0.20)	9.82
C	9.87	0.14	(0.04)	0.10	(0.14)	–	–	(0.14)	9.83
I	9.89	0.24	(0.05)	0.19	(0.24)	–	–	(0.24)	9.84
R3(H)	9.73	0.01	0.08	0.09	(0.01)	–	–	(0.01)	9.81
R4(H)	9.73	0.02	0.08	0.10	(0.02)	–	–	(0.02)	9.81
R5(H)	9.73	0.02	0.08	0.10	(0.02)	–	–	(0.02)	9.81
Y	9.85	0.24	(0.04)	0.20	(0.25)	–	–	(0.25)	9.80

For the Year Ended October 31, 2010
A	9.62	0.25	0.26	0.51	(0.26)	–	–	(0.26)	9.87
B	9.62	0.18	0.25	0.43	(0.18)	–	–	(0.18)	9.87
C	9.62	0.18	0.26	0.44	(0.19)	–	–	(0.19)	9.87
I(I)	9.74	0.18	0.15	0.33	(0.18)	–	–	(0.18)	9.89
Y	9.60	0.29	0.25	0.54	(0.29)	–	–	(0.29)	9.85

For the Year Ended October 31, 2009
A	9.21	0.33	0.41	0.74	(0.33)	–	–	(0.33)	9.62
B	9.21	0.26	0.41	0.67	(0.26)	–	–	(0.26)	9.62
C	9.21	0.26	0.41	0.67	(0.26)	–	–	(0.26)	9.62
Y	9.19	0.36	0.41	0.77	(0.36)	–	–	(0.36)	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	(0.62)	(0.25)	(0.36)	–	–	(0.36)	9.21
B	9.82	0.29	(0.61)	(0.32)	(0.29)	–	–	(0.29)	9.21
C	9.82	0.29	(0.61)	(0.32)	(0.29)	–	–	(0.29)	9.21
Y	9.81	0.40	(0.63)	(0.23)	(0.39)	–	–	(0.39)	9.19

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on September 30, 2011.
(I)	Commenced operations on February 26, 2010.

38

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

1.26	%(F)	$288,991	0.86	%(G)	0.85	%(G)	1.71	%(G)	31%
1.56	(F)	6,978	0.98	(G)	0.85	(G)	1.71	(G)	–
0.78	(F)	134,467	1.60	(G)	1.60	(G)	0.96	(G)	–
1.29	(F)	117,495	0.57	(G)	0.57	(G)	1.99	(G)	–
1.01	(F)	249	1.23	(G)	1.15	(G)	1.41	(G)	–
1.16	(F)	1,227	0.92	(G)	0.85	(G)	1.72	(G)	–
1.31	(F)	107	0.61	(G)	0.55	(G)	2.01	(G)	–
1.33	(F)	7,002	0.51	(G)	0.51	(G)	2.06	(G)	–

4.37		279,952	0.86		0.85		2.03		61
4.48		7,959	0.97		0.85		2.04		–
3.60		136,515	1.60		1.60		1.28		–
4.75		117,449	0.58		0.58		2.30		–
4.07		258	1.23		1.15		1.72		–
4.48		783	0.93		0.85		2.02		–
4.69		106	0.62		0.55		2.33		–
4.84		4,967	0.50		0.50		2.34		–

1.77		279,232	0.86		0.85		2.13		55
1.54		9,558	1.09		0.98		2.01		–
1.02		140,933	1.59		1.59		1.39		–
1.97		88,321	0.56		0.56		2.41		–
0.96	(F)	101	1.27	(G)	1.15	(G)	1.70	(G)	–
0.98	(F)	101	0.97	(G)	0.85	(G)	1.99	(G)	–
1.01	(F)	101	0.67	(G)	0.55	(G)	2.28	(G)	–
2.02		230,175	0.51		0.51		2.48		–

5.33		208,313	0.87		0.87		2.55		66
4.51		10,799	1.73		1.65		1.80		–
4.56		105,060	1.60		1.60		1.79		–
3.42	(F)	26,765	0.58	(G)	0.58	(G)	2.49	(G)	–
5.71		139,394	0.52		0.52		2.90		–

8.23		125,549	0.91		0.90		3.50		56
7.42		9,322	1.80		1.65		2.78		–
7.42		52,909	1.65		1.65		2.78		–
8.62		93,804	0.53		0.53		3.92		–

(2.60)		46,620	0.95		0.90		3.78		73
(3.33)		5,846	1.84		1.65		3.06		–
(3.33)		26,738	1.69		1.65		3.03		–
(2.40)		107,669	0.58		0.58		4.11		–

39

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

40

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

41

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.60	$4.25	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$1,015.60	$4.25	$1,000.00	$1,020.58	$4.26	0.85	181	365
Class C	$1,000.00	$1,007.80	$7.97	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class I	$1,000.00	$1,012.90	$2.86	$1,000.00	$1,021.96	$2.87	0.57	181	365
Class R3	$1,000.00	$1,010.10	$5.74	$1,000.00	$1,019.09	$5.76	1.15	181	365
Class R4	$1,000.00	$1,011.60	$4.24	$1,000.00	$1,020.58	$4.26	0.85	181	365
Class R5	$1,000.00	$1,013.10	$2.75	$1,000.00	$1,022.06	$2.76	0.55	181	365
Class Y	$1,000.00	$1,013.30	$2.55	$1,000.00	$1,022.26	$2.56	0.51	181	365

43

The Hartford Short Duration Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Short Duration Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

44

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

The Hartford Short Duration Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

46

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-SD13 4/13 113997 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD SMALL COMPANY FUND 2013 Semi Annual Report

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small Company Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Small Company A#	15.82%	11.71%	5.03%	10.89%
Small Company A##		5.57%	3.85%	10.26%
Small Company B#	15.37%	10.91%	4.33%	10.35%*
Small Company B##		5.91%	3.99%	10.35%*
Small Company C#	15.36%	10.89%	4.27%	10.07%
Small Company C##		9.89%	4.27%	10.07%
Small Company I#	15.95%	11.96%	5.29%	11.08%
Small Company R3#	15.71%	11.55%	4.83%	10.92%
Small Company R4#	15.88%	11.90%	5.16%	11.15%
Small Company R5#	16.09%	12.22%	5.45%	11.35%
Small Company Y#	16.10%	12.31%	5.57%	11.43%
Russell 2000 Growth Index	16.60%	15.67%	7.81%	10.53%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small Company Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.40%	1.41%
Small Company Class B	2.15%	2.37%
Small Company Class C	2.12%	2.12%
Small Company Class I	1.14%	1.14%
Small Company Class R3	1.55%	1.58%
Small Company Class R4	1.25%	1.27%
Small Company Class R5	0.95%	1.00%
Small Company Class Y	0.87%	0.87%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Mario E. Abularach, CFA	Mammen Chally, CFA
Senior Vice President and Equity Research Analyst	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 15.82%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 16.60% for the same period. The Fund outperformed the 13.64% average return in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Small cap stocks (+16.6%) underperformed mid cap stocks (+19.2%) and outperformed large cap stocks (+14.4%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 indices, respectively. Small Cap Growth (+16.6%) stocks performed inline with Small Cap Value (+16.6%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices, respectively. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Financials (+21.9%), Health Care (+18.8%), and Industrials (+18.8%) sectors performed best, while Utilities (+3.0%) and Energy (+9.5%) lagged on a relative basis.

During the period, the Fund benefited from strong stock selection in the Materials, Consumer Discretionary, Industrials, and Health Care sectors; this was partially offset by weaker selection in the Information Technology, Consumer Staples, and Financials sectors. Sector allocation, which is the result of bottom-up stock selection, detracted from relative returns, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Health Care and Industrials. A modest cash position also detracted in an upward trending market.

Stocks that detracted the most from relative returns during the period were VeriFone Systems (Information Technology), BroadSoft (Information Technology), and Elizabeth Arden (Consumer Staples). Shares of electronic payment solution provider VeriFone fell due to weak macroeconomic conditions in Europe, lower revenue from Brazil-based

3

The Hartford Small Company Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

business, decreased merger synergies, and delays in customer projects which caused the company to lower earnings estimates. Shares of communications software and services company BroadSoft detracted after the company lowered earnings guidance due to a decline in professional services revenue. Shares of Elizabeth Arden, a beauty products company, declined after the company lowered revenue and earnings guidance. Abiomed (Health Care) also detracted from absolute returns during the period.

Top contributors to relative performance during the period included Spirit Airlines (Industrials), Cirrus Logic (Information Technology), and KapStone (Materials). Spirit Airlines, an alternative U.S. passenger airline focused on the low cost leisure travel segment saw improved execution and solid passenger trends during the period, which prompted gains in the share price. Shares of Cirrus Logic, a designer and manufacturer of integrated circuits, declined after the company posted disappointing results and issued lower-than-expected earnings guidance. Not owning this benchmark component contributed to relative performance. Shares of paper product manufacturer KapStone increased after the company reported record results for the first quarter. Top absolute contributors for the period also included Medicines (Health Care).

What is the outlook?

Facing a backdrop of strong gains in equity markets tempered by lack of resolution of major macroeconomic issues, we focused on company-specific fundamentals during the period. We view a balanced portfolio as a means to hedge against risk associated with unpredictable events and economic outcomes. Although equity markets have been driven by macro economic trends in recent years, we believe the significance of macroeconomic factors may be diminishing and consider our strength to be in fundamental analysis of small cap growth stocks.

As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight in Information Technology, Consumer Discretionary, and Industrials sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Health Care, Consumer Staples, and Financials.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.2%
Banks (Financials)	1.1
Capital Goods (Industrials)	11.6
Commercial and Professional Services (Industrials)	3.3
Consumer Durables and Apparel (Consumer Discretionary)	5.2
Consumer Services (Consumer Discretionary)	3.3
Diversified Financials (Financials)	1.6
Energy (Energy)	5.7
Food and Staples Retailing (Consumer Staples)	0.9
Food, Beverage and Tobacco (Consumer Staples)	0.4
Health Care Equipment and Services (Health Care)	3.9
Household and Personal Products (Consumer Staples)	1.6
Insurance (Financials)	0.2
Materials (Materials)	5.0
Media (Consumer Discretionary)	1.5
Other Investment Pools and Funds (Financials)	1.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.2
Real Estate (Financials)	3.2
Retailing (Consumer Discretionary)	7.4
Semiconductors and Semiconductor Equipment (Information Technology)	1.4
Software and Services (Information Technology)	18.6
Technology Hardware and Equipment (Information Technology)	4.7
Telecommunication Services (Services)	0.0
Transportation (Industrials)	3.8
Utilities (Utilities)	0.2
Short-Term Investments	2.6
Other Assets and Liabilities	(0.5)
Total	100.0%

4

The Hartford Small Company Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0%
	Automobiles and Components - 2.2%
242	Allison Transmission Holdings, Inc.	$5,525
10	Standard Motor Products, Inc.	294
261	Tenneco Automotive, Inc. ●	10,086
8	Tesla Motors, Inc. ●	432
		16,337
	Banks - 1.1%
61	Boston Private Financial Holdings, Inc.	590
32	EverBank Financial Corp.	517
24	First Merchants Corp.	391
47	Flushing Financial Corp.	720
16	Home Loan Servicing Solutions Ltd.	371
26	Hudson Valley Holding Corp.	407
121	Ocwen Financial Corp. ●	4,428
47	Umpqua Holdings Corp.	562
9	Wintrust Financial Corp.	334
		8,320
	Capital Goods - 11.6%
12	A.O. Smith Corp.	890
14	AAON, Inc.	384
80	Acuity Brands, Inc.	5,811
6	AGCO Corp.	335
171	Altra Holdings, Inc.	4,568
154	Apogee Enterprises, Inc.	3,917
123	Applied Industrial Technologies, Inc.	5,195
102	Armstrong World Industries, Inc. ●	5,199
36	Astronics Corp. ●	1,009
6	Astronics Corp. Class B ●	172
19	AZZ, Inc.	801
16	Belden, Inc.	810
269	Briggs & Stratton Corp.	6,039
13	CAI International, Inc. ●	319
5	Carlisle Cos., Inc.	321
14	Chart Industries, Inc. ●	1,227
6	Crane Co.	315
223	DigitalGlobe, Inc. ●	6,516
31	DXP Enterprises, Inc. ●	2,084
8	EMCOR Group, Inc.	308
10	Esterline Technologies Corp. ●	724
23	Franklin Electric Co., Inc.	739
34	GrafTech International Ltd. ●	248
20	H & E Equipment Services, Inc.	399
20	Heico Corp.	863
13	John Bean Technologies Corp.	272
15	Lennox International, Inc.	939
9	Lindsay Corp.	655
20	Luxfer Holdings plc	350
138	Moog, Inc. Class A ●	6,386
14	Nordson Corp.	948
137	Owens Corning, Inc. ●	5,755
153	Polypore International, Inc. ●	6,412
16	Sun Hydraulics Corp.	534
9	TAL International Group, Inc.	373
82	Teledyne Technologies, Inc. ●	6,159
10	Textainer Group Holdings Ltd.	367
18	Titan International, Inc.	393
28	Trimas Corp. ●	863
96	WESCO International, Inc. ●	6,879
		86,478
	Commercial and Professional Services - 3.3%
22	Deluxe Corp.	850
19	Exponent, Inc.	1,009
28	GP Strategies Corp. ●	622
217	On Assignment, Inc. ●	5,267
463	Performant Financial Corp. ●	4,502
230	TrueBlue, Inc. ●	4,757
310	Wageworks, Inc. ●	7,942
		24,949
	Consumer Durables and Apparel - 5.2%
24	Arctic Cat, Inc. ●	1,071
50	Fifth & Pacific Cos., Inc. ●	1,023
149	iRobot Corp. ●	4,322
97	Leapfrog Enterprises, Inc. ●	872
7	Oxford Industries, Inc.	415
500	Quiksilver, Inc. ●	3,364
3,354	Samsonite International S.A.	8,271
15	Skechers USA, Inc. Class A ●	314
513	Standard-Pacific Corp. ●	4,642
176	Steven Madden Ltd. ●	8,570
219	Taylor Morrison Home Corp. ●	5,653
		38,517
	Consumer Services - 3.3%
394	Bloomin' Brands, Inc. ●	8,564
26	Brinker International, Inc.	995
84	Buffalo Wild Wings, Inc. ●	7,545
104	Cheesecake Factory, Inc.	4,146
26	Del Frisco's Restaurant Group, Inc. ●	438
58	Ignite Restaurant Group, Inc. ●	1,006
18	Marriott Vacations Worldwide Corp. ●	810
20	Sotheby's Holdings	720
7	Steiner Leisure Ltd. ●	349
22	Whistler Blackcomb Holdings, Inc.	291
		24,864
	Diversified Financials - 1.6%
—	Artisan Partners Asset Management, Inc. ●	4
62	DFC Global Corp. ●	835
30	Fifth Street Finance Corp.	329
120	Financial Engines, Inc.	4,348
9	Portfolio Recovery Associates, Inc. ●	1,078
13	Virtus Investment Partners, Inc. ●	2,501
244	Wisdomtree Investment, Inc. ●	2,826
		11,921
	Energy - 5.7%
179	BPZ Resources, Inc. ●	384
22	C&J Energy Services, Inc. ■●	426
13	CVR Energy, Inc. ●	653
13	Diamondback Energy, Inc. ●	344
31	Energy XXI (Bermuda) Ltd.	709
31	EPL Oil & Gas, Inc. ●	1,000
106	Gulfport Energy Corp. ●	5,515
74	ION Geophysical Corp. ●	462
53	Karoon Gas Australia Ltd. ●	228
427	Painted Pony Petroleum Ltd. ●	4,142
175	Patterson-UTI Energy, Inc.	3,697
20	PBF Energy, Inc.	618
284	Rex Energy Corp. ●	4,558
122	Rosetta Resources, Inc. ●	5,249
143	SemGroup Corp. ●	7,438
977	Sunshine Oilsands Ltd. ●	239

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Energy - 5.7% - (continued)
503	Trican Well Service Ltd.	$6,572
		42,234
	Food and Staples Retailing - 0.9%
104	Casey's General Stores, Inc.	6,021
28	Natural Grocers by Vitamin Cottage, Inc. ●	706
		6,727
	Food, Beverage and Tobacco - 0.4%
44	Darling International, Inc. ●	820
30	Sanderson Farms, Inc.	1,844
		2,664
	Health Care Equipment and Services - 3.9%
9	AmSurg Corp. ●	305
2	Atrion Corp.	407
11	Corvel Corp. ●	514
14	Cyberonics, Inc. ●	600
57	Dexcom, Inc. ●	940
12	Ensign Group, Inc.	401
65	Globus Medical, Inc. ●	989
13	Greatbatch, Inc. ●	349
36	HealthSouth Corp. ●	996
48	Heartware International, Inc. ●	4,680
22	ICU Medical, Inc. ●	1,345
179	Insulet Corp. ●	4,530
9	LHC Group, Inc. ●	200
4	MEDNAX, Inc. ●	319
87	Merge Healthcare, Inc. ●	272
9	Merit Medical Systems, Inc. ●	86
10	Orthofix International N.V. ●	327
16	Owens & Minor, Inc.	508
104	Team Health Holdings ●	3,885
27	U.S. Physical Therapy, Inc.	638
36	Vascular Solutions, Inc. ●	568
22	Volcano Corp. ●	446
101	Wellcare Health Plans, Inc. ●	5,891
		29,196
	Household and Personal Products - 1.6%
132	Elizabeth Arden, Inc. ●	5,404
9	Nu Skin Enterprises, Inc. Class A	455
18	Prestige Brands Holdings, Inc. ●	474
99	Spectrum Brands Holdings, Inc.	5,561
		11,894
	Insurance - 0.2%
20	Amerisafe, Inc.	661
17	Protective Life Corp.	650
		1,311
	Materials - 5.0%
15	ADA-ES, Inc. ●	414
27	Allied Nevada Gold Corp. ●	288
38	Aurcana Corp. ●	151
84	Graphic Packaging Holding Co. ●	632
676	Headwaters, Inc. ●	7,346
8	Innospec, Inc.	357
332	KapStone Paper & Packaging Corp.	9,823
281	Louisiana-Pacific Corp. ●	5,095
9	LSB Industries, Inc. ●	294
105	Methanex Corp. ADR	4,460
36	New Gold, Inc. ●	290
29	Olin Corp.	691
48	Omnova Solutions, Inc. ●	318
107	Packaging Corp. of America	5,098
43	PolyOne Corp.	973
244	Romarco Minerals, Inc. ●	106
19	Silgan Holdings, Inc.	914
7	Universal Stainless & Alloy Products, Inc. ●	227
		37,477
	Media - 1.5%
4	Imax Corp. ●	92
454	Pandora Media, Inc. ●	6,327
119	Shutterstock, Inc. ●	4,947
		11,366
	Pharmaceuticals, Biotechnology and Life Sciences - 9.2%
22	Acorda Therapeutics, Inc. ●	873
85	Algeta ASA ●	2,874
49	Alkermes plc ●	1,494
364	Arena Pharmaceuticals, Inc. ●	2,996
48	Aveo Pharmaceuticals, Inc. ●	247
46	Bruker Corp. ●	824
73	Cadence Pharmaceuticals, Inc. ●	514
86	Covance, Inc. ●	6,431
114	Cubist Pharmaceuticals, Inc. ●	5,220
598	Exelixis, Inc. ●	3,106
247	Immunogen, Inc. ●	3,962
136	Incyte Corp. ●	3,014
281	Ironwood Pharmaceuticals, Inc. ●	4,269
243	Medicines Co. ●	8,215
41	Neurocrine Biosciences, Inc. ●	468
393	NPS Pharmaceuticals, Inc. ●	5,271
31	Onyx Pharmaceuticals, Inc. ●	2,909
44	Optimer Pharmaceuticals, Inc. ●	682
25	PAREXEL International Corp. ●	1,009
14	Puma Biotechnology, Inc. ●	444
370	Rigel Pharmaceuticals, Inc. ●	1,772
114	Salix Pharmaceuticals Ltd. ●	5,967
126	Seattle Genetics, Inc. ●	4,659
23	Tesaro, Inc. ●	634
46	Trius Therapeutics, Inc. ●	319
		68,173
	Real Estate - 3.2%
183	Altisource Residential Corp. ●	3,475
21	Capstead Mortgage Corp. REIT	279
22	Colonial Properties Trust REIT	518
21	Coresite Realty Corp. REIT	762
70	Countrywide plc ●	506
53	Glimcher Realty Trust REIT	670
10	Hatteras Financial Corp. REIT	260
25	Medical Properties Trust, Inc. REIT	409
248	Pebblebrook Hotel Trust REIT	6,722
179	Potlatch Corp. REIT	8,458
35	Summit Hotel Properties, Inc. REIT	350
62	Sunstone Hotel Investors, Inc. REIT ●	774
20	Whitestone REIT	322
		23,505
	Retailing - 7.4%
3,137	Allstar Co. ⌂●†	5,623
50	Ascena Retail Group, Inc. ●	924
17	Cato Corp.	416
19	Core-Mark Holding Co., Inc.	987
228	Debenhams plc	295

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Retailing - 7.4% - (continued)
99	DSW, Inc.	$6,530
91	Five Below, Inc. ●	3,286
208	Francescas Holding Corp. ●	5,941
13	Group 1 Automotive, Inc.	769
91	Hibbett Sports, Inc. ●	5,016
97	HomeAway, Inc. ●	2,948
129	HSN, Inc.	6,763
32	Mattress Firm Holding Corp. ●	1,218
316	Pier 1 Imports, Inc.	7,323
221	rue21, Inc. ●	7,046
22	The Finish Line, Inc.	421
		55,506
	Semiconductors and Semiconductor Equipment - 1.4%
1,095	Lattice Semiconductor Corp. ●	5,092
123	Mindspeed Technologies, Inc. ●	282
36	Nanometrics, Inc. ●	499
150	Ultratech Stepper, Inc. ●	4,416
		10,289
	Software and Services - 18.6%
30	Aspen Technology, Inc. ●	927
3	Blackhawk Network Holdings, Inc. ●	77
530	Cadence Design Systems, Inc. ●	7,311
22	Cass Information Systems, Inc.	939
3	Commvault Systems, Inc. ●	255
111	Concur Technologies, Inc. ●	8,102
106	Cornerstone OnDemand, Inc. ●	3,840
37	CoStar Group, Inc. ●	4,053
204	DealerTrack Technologies, Inc. ●	5,695
23	Ebix, Inc.	430
176	Fair Isaac, Inc.	8,209
305	Fleetmatics Group Ltd. ●	7,169
166	Heartland Payment Systems, Inc.	5,469
67	Higher One Holdings, Inc. ●	665
86	IAC/InterActiveCorp.	4,063
235	Imperva, Inc. ●	9,162
41	j2 Global, Inc.	1,657
39	Keynote Systems, Inc.	438
388	LivePerson, Inc. ●	4,975
6	MicroStrategy, Inc. ●	530
95	Mitek Systems, Inc. ●	505
36	Model N, Inc. ●	706
27	Netscout Systems, Inc. ●	622
19	Nuance Communications, Inc. ●	354
226	PTC, Inc. ●	5,422
27	QLIK Technologies, Inc. ●	695
76	Sapient Corp. ●	889
145	ServiceNow, Inc. ●	5,956
138	Solera Holdings, Inc.	7,940
11	Sourcefire, Inc. ●	516
128	Splunk, Inc. ●	5,221
208	Trulia, Inc. ●	6,047
21	Tyler Corp. ●	1,354
206	Verint Systems, Inc. ●	6,798
128	Virtusa Corp. ●	2,834
429	Web.com Group, Inc. ●	7,458
85	WEX, Inc. ●	6,457
327	WNS Holdings Ltd. ADR ●	4,883
		138,623
	Technology Hardware and Equipment - 4.7%
21	Arris Group, Inc. ●	347
211	Aruba Networks, Inc. ●	4,748
8	Coherent, Inc.	439
48	Emulex Corp. ●	290
100	Extreme Networks, Inc. ●	333
40	IPG Photonics Corp.	2,575
230	Ixia ●	3,782
546	JDS Uniphase Corp. ●	7,376
109	Mitel Networks Corp. ●	381
13	Netgear, Inc. ●	396
37	Oplink Communications, Inc. ●	603
112	Palo Alto Networks, Inc. ●	6,085
11	Park Electrochemical Corp.	251
66	ParkerVision, Inc. ●	265
19	Plantronics, Inc.	822
108	Rogers Corp. ●	4,592
34	TTM Technologies, Inc. ●	247
53	Ubiquiti Networks, Inc.	822
12	Uni-Pixel, Inc. ●	412
		34,766
	Telecommunication Services - 0.0%
31	Allot Communications Ltd. ●	347

	Transportation - 3.8%
274	Avis Budget Group, Inc. ●	7,914
115	Landstar System, Inc.	6,278
15	Marten Transport Ltd.	307
185	Old Dominion Freight Line, Inc. ●	7,123
216	Spirit Airlines, Inc. ●	5,756
36	Werner Enterprises, Inc.	827
		28,205
	Utilities - 0.2%
8	Portland General Electric Co.	267
21	UNS Energy Corp.	1,054
8	Westar Energy, Inc.	273
		1,594
	Total common stocks
	(cost $611,976)	$715,263

EXCHANGE TRADED FUNDS - 1.9%
	Other Investment Pools and Funds - 1.9%
129	iShares Russell 2000 Growth Index Fund	$13,836

	Total exchange traded funds
	(cost $13,575)	$13,836

	Total long-term investments
	(cost $625,551)	$729,099

SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreements - 2.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $768, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $783)
$768	0.17%, 4/30/2013	$768

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.6% - (continued)
Repurchase Agreements - 2.6% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $2,092, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$2,134)
$2,092	0.15%, 4/30/2013		$2,092
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,030, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $4,110)
4,029	0.15%, 4/30/2013		4,029
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,597, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $5,708)
5,597	0.14%, 4/30/2013		5,597
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,006, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $1,026)
1,006	0.17%, 4/30/2013		1,006
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,410, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $3,478)
3,410	0.14%, 4/30/2013		3,410
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,398, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $2,446)
2,398	0.17%, 4/30/2013		2,398
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $43, collateralized by U.S. Treasury Note 3.88%, 2018, value of $44)
43	0.13%, 4/30/2013		43
			19,343
	Total short-term investments
	(cost $19,343)		$19,343

	Total investments
	(cost $644,894) ▲	100.5%	$748,442
	Other assets and liabilities	(0.5)%	(3,711)
	Total net assets	100.0%	$744,731

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $652,885 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$114,685
Unrealized Depreciation	(19,128)
Net Unrealized Appreciation	$95,557

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $5,623, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $426, which represents 0.1% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	3,137	Allstar Co.	$1,853

At April 30, 2013, the aggregate value of these securities was $5,623, which represents 0.8% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/03/2013	CSFB	$14	$14	$–
AUD	Buy	05/01/2013	HSBC	25	25	–
						$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CSFB	Credit Suisse First Boston Corp.
HSBC	HSBC Bank USA

Currency Abbreviations:
AUD	Australian Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$715,263	$697,733	$11,907	$5,623
Exchange Traded Funds	13,836	13,836	–	–
Short-Term Investments	19,343	–	19,343	–
Total	$748,442	$711,569	$31,250	$5,623
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2013, investments valued at $355 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$5,491	$—	$1,471	*	$—	$—	$(1,339)	$—	$—	$5,623
Total	$5,491	$—	$1,471		$—	$—	$(1,339)	$—	$—	$5,623

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $1,471.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $644,894)	$748,442
Cash	2
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	6,290
Fund shares sold	815
Dividends and interest	58
Other assets	88
Total assets	755,695
Liabilities:
Payables:
Investment securities purchased	10,349
Fund shares redeemed	340
Investment management fees	97
Administrative fees	3
Distribution fees	25
Accrued expenses	150
Total liabilities	10,964
Net assets	$744,731
Summary of Net Assets:
Capital stock and paid-in-capital	$612,364
Distributions in excess of net investment loss	(5,432)
Accumulated net realized gain	34,251
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	103,548
Net assets	$744,731

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$21.02/$22.24
Shares outstanding	13,588
Net assets	$285,627
Class B: Net asset value per share	$17.88
Shares outstanding	330
Net assets	$5,898
Class C: Net asset value per share	$17.82
Shares outstanding	1,887
Net assets	$33,626
Class I: Net asset value per share	$21.45
Shares outstanding	1,382
Net assets	$29,642
Class R3: Net asset value per share	$22.26
Shares outstanding	2,176
Net assets	$48,418
Class R4: Net asset value per share	$22.78
Shares outstanding	2,562
Net assets	$58,351
Class R5: Net asset value per share	$23.24
Shares outstanding	326
Net assets	$7,583
Class Y: Net asset value per share	$23.44
Shares outstanding	11,758
Net assets	$275,586

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,344
Interest	10
Less: Foreign tax withheld	(25)
Total investment income	3,329

Expenses:
Investment management fees	2,787
Administrative services fees
Class R3	47
Class R4	42
Class R5	4
Transfer agent fees
Class A	411
Class B	15
Class C	41
Class I	40
Class R3	1
Class R4	1
Class R5	1
Class Y	2
Distribution fees
Class A	335
Class B	29
Class C	161
Class R3	117
Class R4	69
Custodian fees	10
Accounting services fees	49
Registration and filing fees	48
Board of Directors' fees	10
Audit fees	8
Other expenses	70
Total expenses (before waivers and fees paid indirectly)	4,298
Expense waivers	(9)
Transfer agent fee waivers	(27)
Commission recapture	(36)
Total waivers and fees paid indirectly	(72)
Total expenses, net	4,226
Net Investment Loss	(897)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	41,945
Net realized gain on foreign currency contracts	3
Net realized loss on other foreign currency transactions	(2)
Net Realized Gain on Investments and Foreign Currency Transactions	41,946
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	61,894
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	61,894
Net Gain on Investments and Foreign Currency Transactions	103,840
Net Increase in Net Assets Resulting from Operations	$102,943

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment loss	$(897)	$(4,779)
Net realized gain on investments and foreign currency transactions	41,946	44,272
Net unrealized appreciation of investments and foreign currency transactions	61,894	12,623
Net Increase in Net Assets Resulting from Operations	102,943	52,116
Distributions to Shareholders:
From net realized gain on investments
Class A	(18,096)	(15,141)
Class B	(461)	(517)
Class C	(2,518)	(2,128)
Class I	(1,663)	(1,042)
Class R3	(3,069)	(2,279)
Class R4	(3,508)	(2,444)
Class R5	(540)	(470)
Class Y	(15,031)	(11,102)
Total distributions	(44,886)	(35,123)
Capital Share Transactions:
Class A	(4,095)	(33,861)
Class B	(450)	(3,229)
Class C	(663)	(4,412)
Class I	3,086	4,794
Class R3	(3,469)	576
Class R4	(2,616)	3,574
Class R5	(1,827)	(1,449)
Class Y	9,244	1,021
Net decrease from capital share transactions	(790)	(32,986)
Net Increase (Decrease) in Net Assets	57,267	(15,993)
Net Assets:
Beginning of period	687,464	703,457
End of period	$744,731	$687,464
Undistributed (distribution in excess of) net investment income (loss)	$(5,432)	$(4,535)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Comission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund’s portfolio managers are Steven C. Angeli (80.19%), Mammen Chally (16.01%) and Jamie A. Rome (3.80%). The portfolio management team also includes Mario E. Abularach and Stephen C. Mortimer. The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported,

14

market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share,

16

payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3. Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

18

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Long-Term Capital Gains ‡	$35,123	$—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$44,873
Accumulated Capital Losses	(4,226)
Unrealized Appreciation *	33,663
Total Accumulated Earnings	$74,310

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$556
Accumulated Net Realized Gain (Loss)	392
Capital Stock and Paid-in-Capital	(948)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$4,226

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

22

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.39%
Class B	2.14
Class C	2.11
Class I	1.14
Class R3	1.54
Class R4	1.24
Class R5	0.94
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $363 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	10%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$393,555
Sales Proceeds Excluding U.S. Government Obligations	433,649

24

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,220	1,011	(2,396)	—	(165)	2,659	859	(5,158)	—	(1,640)
Amount	$23,995	$17,867	$(45,957)	$—	$(4,095)	$50,939	$14,597	$(99,397)	$—	$(33,861)
Class B
Shares	6	28	(58)	—	(24)	23	32	(246)	—	(191)
Amount	$103	$423	$(976)	$—	$(450)	$392	$471	$(4,092)	$—	$(3,229)
Class C
Shares	72	156	(255)	—	(27)	130	134	(517)	—	(253)
Amount	$1,195	$2,343	$(4,201)	$—	$(663)	$2,165	$1,972	$(8,549)	$—	$(4,412)
Class I
Shares	421	88	(353)	—	156	689	54	(494)	—	249
Amount	$8,432	$1,581	$(6,927)	$—	$3,086	$13,496	$939	$(9,641)	$—	$4,794
Class R3
Shares	219	164	(544)	—	(161)	462	127	(541)	—	48
Amount	$4,548	$3,058	$(11,075)	$—	$(3,469)	$9,321	$2,279	$(11,024)	$—	$576
Class R4
Shares	269	183	(564)	—	(112)	1,216	134	(1,170)	—	180
Amount	$5,793	$3,499	$(11,908)	$—	$(2,616)	$25,287	$2,440	$(24,153)	$—	$3,574
Class R5
Shares	73	27	(188)	—	(88)	193	25	(277)	—	(59)
Amount	$1,604	$540	$(3,971)	$—	$(1,827)	$3,954	$470	$(5,873)	$—	$(1,449)
Class Y
Shares	808	765	(1,098)	—	475	3,422	595	(3,916)	—	101
Amount	$17,952	$15,029	$(23,737)	$—	$9,244	$70,300	$11,101	$(80,380)	$—	$1,021
Total
Shares	3,088	2,422	(5,456)	—	54	8,794	1,960	(12,319)	—	(1,565)
Amount	$63,622	$44,340	$(108,752)	$—	$(790)	$175,854	$34,269	$(243,109)	$—	$(32,986)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	13	$267
For the Year Ended October 31, 2012	69	$1,313

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

25

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

26

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27

The Hartford Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$19.52	$(0.04)	$2.88	$2.84	$–	$(1.34)	$–	$(1.34)	$21.02
B	16.87	(0.10)	2.45	2.35	–	(1.34)	–	(1.34)	17.88
C	16.82	(0.09)	2.43	2.34	–	(1.34)	–	(1.34)	17.82
I	19.87	(0.02)	2.94	2.92	–	(1.34)	–	(1.34)	21.45
R3	20.61	(0.06)	3.05	2.99	–	(1.34)	–	(1.34)	22.26
R4	21.03	(0.03)	3.12	3.09	–	(1.34)	–	(1.34)	22.78
R5	21.39	0.01	3.18	3.19	–	(1.34)	–	(1.34)	23.24
Y	21.56	0.01	3.21	3.22	–	(1.34)	–	(1.34)	23.44

For the Year Ended October 31, 2012
A	19.23	(0.18)	1.46	1.28	–	(0.99)	–	(0.99)	19.52
B	16.88	(0.35)	1.33	0.98	–	(0.99)	–	(0.99)	16.87
C	16.83	(0.29)	1.27	0.98	–	(0.99)	–	(0.99)	16.82
I	19.51	(0.11)	1.46	1.35	–	(0.99)	–	(0.99)	19.87
R3	20.27	(0.20)	1.53	1.33	–	(0.99)	–	(0.99)	20.61
R4	20.60	(0.13)	1.55	1.42	–	(0.99)	–	(0.99)	21.03
R5	20.88	(0.11)	1.61	1.50	–	(0.99)	–	(0.99)	21.39
Y	21.02	(0.06)	1.59	1.53	–	(0.99)	–	(0.99)	21.56

For the Year Ended October 31, 2011 (E)
A	17.48	(0.15)	1.90	1.75	–	–	–	–	19.23
B	15.46	(0.27)	1.69	1.42	–	–	–	–	16.88
C	15.41	(0.26)	1.68	1.42	–	–	–	–	16.83
I	17.68	(0.10)	1.93	1.83	–	–	–	–	19.51
R3	18.45	(0.20)	2.02	1.82	–	–	–	–	20.27
R4	18.70	(0.14)	2.04	1.90	–	–	–	–	20.60
R5	18.90	(0.08)	2.06	1.98	–	–	–	–	20.88
Y	19.01	(0.06)	2.07	2.01	–	–	–	–	21.02

For the Year Ended October 31, 2010 (E)
A	13.90	(0.13)	3.71	3.58	–	–	–	–	17.48
B	12.39	(0.22)	3.29	3.07	–	–	–	–	15.46
C	12.34	(0.22)	3.29	3.07	–	–	–	–	15.41
I	14.03	(0.09)	3.74	3.65	–	–	–	–	17.68
R3	14.70	(0.16)	3.91	3.75	–	–	–	–	18.45
R4	14.85	(0.11)	3.96	3.85	–	–	–	–	18.70
R5	14.97	(0.07)	4.00	3.93	–	–	–	–	18.90
Y	15.03	(0.05)	4.03	3.98	–	–	–	–	19.01

For the Year Ended October 31, 2009 (E)
A	13.09	(0.08)	0.89	0.81	–	–	–	–	13.90
B	11.71	(0.12)	0.80	0.68	–	–	–	–	12.39
C	11.71	(0.15)	0.78	0.63	–	–	–	–	12.34
I	13.18	(0.06)	0.91	0.85	–	–	–	–	14.03
R3	13.89	(0.13)	0.94	0.81	–	–	–	–	14.70
R4	13.98	(0.09)	0.96	0.87	–	–	–	–	14.85
R5	14.06	(0.06)	0.97	0.91	–	–	–	–	14.97
Y	14.10	(0.04)	0.97	0.93	–	–	–	–	15.03

For the Year Ended October 31, 2008
A	24.46	(0.06)	(8.68)	(8.74)	–	(2.63)	–	(2.63)	13.09
B	22.30	(0.20)	(7.76)	(7.96)	–	(2.63)	–	(2.63)	11.71
C	22.32	(0.18)	(7.80)	(7.98)	–	(2.63)	–	(2.63)	11.71
I	24.55	(0.02)	(8.72)	(8.74)	–	(2.63)	–	(2.63)	13.18
R3	25.83	(0.07)	(9.24)	(9.31)	–	(2.63)	–	(2.63)	13.89
R4	25.91	(0.03)	(9.27)	(9.30)	–	(2.63)	–	(2.63)	13.98
R5	25.97	–	(9.28)	(9.28)	–	(2.63)	–	(2.63)	14.06
Y	26.00	0.02	(9.29)	(9.27)	–	(2.63)	–	(2.63)	14.10

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

15.82	%(F)	$285,627	1.42	%(G)	1.40	%(G)	(0.43	)%(G)	57%
15.37	(F)	5,898	2.39	(G)	2.15	(G)	(1.17	)(G)	–
15.36	(F)	33,626	2.12	(G)	2.12	(G)	(1.14	)(G)	–
15.95	(F)	29,642	1.17	(G)	1.15	(G)	(0.21	)(G)	–
15.71	(F)	48,418	1.57	(G)	1.55	(G)	(0.56	)(G)	–
15.88	(F)	58,351	1.26	(G)	1.25	(G)	(0.27	)(G)	–
16.09	(F)	7,583	1.00	(G)	0.95	(G)	0.08	(G)	–
16.10	(F)	275,586	0.86	(G)	0.86	(G)	0.10	(G)	–

7.44		268,501	1.41		1.40		(0.85)		124
6.65		5,972	2.37		2.15		(1.60)		–
6.67		32,182	2.12		2.12		(1.57)		–
7.70		24,366	1.14		1.14		(0.58)		–
7.30		48,148	1.58		1.55		(0.99)		–
7.63		56,217	1.27		1.25		(0.68)		–
7.93		8,859	1.00		0.95		(0.41)		–
8.02		243,219	0.87		0.87		(0.30)		–

10.01		296,062	1.37		1.37		(0.77)		111
9.18		9,192	2.30		2.15		(1.55)		–
9.21		36,465	2.10		2.10		(1.50)		–
10.35		19,056	1.08		1.08		(0.49)		–
9.86		46,392	1.57		1.55		(0.96)		–
10.16		51,387	1.26		1.25		(0.66)		–
10.48		9,867	0.99		0.95		(0.35)		–
10.57		235,036	0.86		0.86		(0.26)		–

25.76		289,558	1.41		1.40		(0.80)		181
24.78		12,384	2.36		2.15		(1.54)		–
24.88		40,018	2.16		2.15		(1.55)		–
26.02		13,283	1.17		1.15		(0.54)		–
25.51		35,873	1.59		1.57		(1.00)		–
25.93		45,096	1.28		1.26		(0.67)		–
26.25		11,706	1.02		1.02		(0.41)		–
26.48		273,558	0.87		0.87		(0.28)		–

6.19		275,834	1.53		1.32		(0.67)		180
5.81		16,169	2.59		1.76		(1.10)		–
5.38		38,082	2.31		2.04		(1.39)		–
6.45		16,312	1.24		1.11		(0.48)		–
5.83		12,822	1.66		1.65		(1.04)		–
6.22		31,532	1.31		1.31		(0.67)		–
6.47		12,384	1.11		1.05		(0.42)		–
6.59		245,727	0.91		0.91		(0.27)		–

(39.57)		274,412	1.39		1.39		(0.39)		183
(39.95)		21,008	2.31		2.02		(1.01)		–
(40.01)		41,294	2.15		2.15		(1.14)		–
(39.41)		11,912	1.19		1.15		(0.15)		–
(39.69)		2,990	1.66		1.65		(0.68)		–
(39.51)		18,332	1.29		1.29		(0.29)		–
(39.32)		7,510	1.00		1.00		(0.01)		–
(39.23)		166,183	0.89		0.89		0.12		–

29

The Hartford Small Company Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

30

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

31

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

32

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,158.20	$7.50	$1,000.00	$1,017.84	$7.01	1.40%	181	365
Class B	$1,000.00	$1,153.70	$11.50	$1,000.00	$1,014.12	$10.75	2.15	181	365
Class C	$1,000.00	$1,153.60	$11.30	$1,000.00	$1,014.30	$10.57	2.12	181	365
Class I	$1,000.00	$1,159.50	$6.17	$1,000.00	$1,019.08	$5.77	1.15	181	365
Class R3	$1,000.00	$1,157.10	$8.30	$1,000.00	$1,017.10	$7.76	1.55	181	365
Class R4	$1,000.00	$1,158.80	$6.70	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R5	$1,000.00	$1,160.90	$5.10	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class Y	$1,000.00	$1,161.00	$4.62	$1,000.00	$1,020.52	$4.32	0.86	181	365

34

The Hartford Small Company Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Small Company Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

35

The Hartford Small Company Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford Small Company Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

37

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-SC13 4/13 114000 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD SMALL/MID CAP EQUITY FUND 2013 Semi Annual Report

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/01/05 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Small/Mid Cap Equity A#	17.54%	18.70%	6.33%	5.75%
Small/Mid Cap Equity A##		12.17%	5.13%	5.03%
Small/Mid Cap Equity B#	17.07%	17.84%	5.67%	5.09%*
Small/Mid Cap Equity B##		12.84%	5.34%	5.09%*
Small/Mid Cap Equity C#	17.05%	17.83%	5.62%	5.01%
Small/Mid Cap Equity C##		16.83%	5.62%	5.01%
Small/Mid Cap Equity R3#	17.44%	18.47%	6.57%	6.05%
Small/Mid Cap Equity R4#	17.54%	18.78%	6.67%	6.10%
Small/Mid Cap Equity R5#	17.74%	19.19%	6.77%	6.17%
Small/Mid Cap Equity Y#	17.71%	19.16%	6.77%	6.17%
Russell 2500 Index	17.94%	18.96%	7.95%	7.18%

†	Not Annualized
▲	Inception: 01/01/2005
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small/Mid Cap Equity Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Small/Mid Cap Equity Class A	1.30%	1.44%
Small/Mid Cap Equity Class B	2.05%	2.38%
Small/Mid Cap Equity Class C	2.05%	2.21%
Small/Mid Cap Equity Class R3	1.50%	1.65%
Small/Mid Cap Equity Class R4	1.20%	1.35%
Small/Mid Cap Equity Class R5	0.90%	1.03%
Small/Mid Cap Equity Class Y	0.85%	0.90%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments and Director of Quantitative Portfolio Management

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 17.54%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 17.94%. For the same period, the Fund outperformed the 16.98% average return in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Consumer Staples (+22.7%), Consumer Discretionary (+21.2%), and Health Care (+20.4%) sectors, while the Telecommunication Services (+8.8%), Materials (+10.2%) and Energy (+13.5%) sectors lagged on a relative basis.

Overall sector positioning detracted modestly from relative returns during the period due to an overweight to the Information Technology and Energy sectors. The Fund’s stock selection in the Industrials, Energy and Financials sectors contributed to relative performance. This was partially offset by unfavorable stock selection in the Health Care, Consumer Discretionary, and Telecommunication Services sectors. The Fund’s modest cash position also detracted from relative performance in an upward-trending market.

The largest detractors from both absolute and benchmark relative performance were Coeur D’alene Mines (Materials), Gold Resource Corp. (Materials), and Affymax (Health Care). Shares of Coeur D’alene Mines, a gold and silver mining company, fell due to lower production output and decreased precious metal prices. Gold Resource Corp., a Mexico-based gold producer, fell due to lower production output and decreased precious metal prices. Shares of Affymax, a U.S.-based pharmaceutical company, fell during the period after the company issued a press release indicating that they were recalling all batches of kidney disease drug Omontys from the market.

The largest contributors to relative and absolute performance were Barrett Business Services (Industrials), Alaska Air Group (Industrials), and Radian Group (Financials). Shares of Barrett Business Services, a U.S.-based company that provides outsourced workers' compensation coverage and other personnel services to businesses, rose as the company reported better than expected earnings during the period. Alaska Air Group, an airline holding company, rose during the period as sales increased during the period due to

3

The Hartford Small/Mid Cap Equity Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

increased capacity and travel routes. Shares of Radian Group, a credit enhancement and mortgage insurance company, rose during the period as the company reported better than expected earnings.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks.

Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Information Technology, Utilities, and Consumer Staples sectors and most underweight the Materials, Industrials, and Financials sectors relative to the Russell 2500 Index.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.6%
Banks (Financials)	4.2
Capital Goods (Industrials)	8.5
Commercial and Professional Services (Industrials)	3.6
Consumer Durables and Apparel (Consumer Discretionary)	4.4
Consumer Services (Consumer Discretionary)	2.2
Diversified Financials (Financials)	3.6
Energy (Energy)	6.4
Food, Beverage and Tobacco (Consumer Staples)	2.2
Health Care Equipment and Services (Health Care)	3.4
Household and Personal Products (Consumer Staples)	1.2
Insurance (Financials)	2.9
Materials (Materials)	4.2
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.6
Real Estate (Financials)	11.0
Retailing (Consumer Discretionary)	5.4
Semiconductors and Semiconductor Equipment (Information Technology)	1.7
Software and Services (Information Technology)	9.9
Technology Hardware and Equipment (Information Technology)	4.6
Telecommunication Services (Services)	0.7
Transportation (Industrials)	1.4
Utilities (Utilities)	7.5
Short-Term Investments	1.7
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.2%
	Automobiles and Components - 1.6%
8	Cooper Tire & Rubber Co.	$207
15	Goodyear (The) Tire & Rubber Co. ●	184
3	Lear Corp.	150
8	Superior Industries International, Inc.	145
2	Visteon Corp. ●	141
13	Winnebago Industries, Inc. ●	234
		1,061
	Banks - 4.2%
23	CapitalSource, Inc.	208
44	Fifth Third Bancorp	746
16	First Horizon National Corp.	165
14	First Niagara Financial Group, Inc.	129
56	Huntington Bancshares, Inc.	398
10	MainSource Financial Group, Inc.	126
5	Ocwen Financial Corp. ●	172
6	Popular, Inc. ●	168
44	Regions Financial Corp.	369
20	United Community Banks, Inc. ●	222
		2,703
	Capital Goods - 8.5%
13	Aircastle Ltd.	179
3	Alliant Techsystems, Inc.	238
6	Altra Holdings, Inc.	147
4	American Railcar Industries, Inc.	139
14	Ampco-Pittsburgh Corp.	258
7	Babcock & Wilcox Co.	180
3	Carlisle Cos., Inc.	208
6	Dycom Industries, Inc. ●	124
2	Generac Holdings, Inc.	57
6	L.B. Foster Co. Class A	254
2	Lindsay Corp.	177
3	National Presto Industries, Inc.	232
3	Nortek, Inc. ●	223
6	Oshkosh Corp. ●	224
–	Seaboard Corp.	165
52	Taser International, Inc. ●	461
5	Timken Co.	279
9	Toro Co.	396
6	Trex Co., Inc. ●	282
3	Trinity Industries, Inc.	143
7	URS Corp.	285
4	Valmont Industries, Inc.	612
4	Wabco Holdings, Inc. ●	267
		5,530
	Commercial and Professional Services - 3.6%
10	Barrett Business Services, Inc.	554
5	Brink's Co.	125
5	Deluxe Corp.	198
4	Dun & Bradstreet Corp.	310
13	Enernoc, Inc. ●	221
3	Manpower, Inc.	175
8	Pitney Bowes, Inc.	113
6	Quad Graphics, Inc.	132
13	Steelcase, Inc.	170
6	Tetra Tech, Inc. ●	150
2	UniFirst Corp.	173
		2,321
	Consumer Durables and Apparel - 4.4%
8	Beazer Homes USA, Inc. ●	128
8	Blyth, Inc.	130
12	Brunswick Corp.	377
6	CSS Industries, Inc.	173
2	Fossil, Inc. ●	216
10	Hanesbrands, Inc. ●	477
5	Hooker Furniture Corp.	86
7	Iconix Brand Group, Inc. ●	203
3	Nacco Industries, Inc. Class A	161
6	Polaris Industries, Inc.	516
12	Pulte Group, Inc. ●	243
3	Steven Madden Ltd. ●	141
		2,851
	Consumer Services - 2.2%
4	American Public Education, Inc. ●	126
4	Brinker International, Inc.	148
6	Capella Education Co. ●	198
49	Career Education Corp. ●	108
6	DeVry, Inc.	174
4	Domino's Pizza, Inc.	237
7	Grand Canyon Education, Inc. ●	179
6	Multimedia Games Holding Co., Inc. ●	158
2	Strayer Education, Inc.	114
		1,442
	Diversified Financials - 3.6%
23	American Capital Ltd. ●	346
37	Apollo Investment Corp.	328
13	Calamos Asset Management, Inc.	142
1	Credit Acceptance Corp. ●	120
10	Discover Financial Services, Inc.	442
10	New Mountain Finance Corp.	159
34	Prospect Capital Corp.	374
9	Solar Capital Ltd.	206
6	TCP Capital Corp.	92
11	THL Credit, Inc.	163
		2,372
	Energy - 6.4%
12	Alon USA Energy, Inc.	193
14	Basic Energy Services, Inc. ●	191
3	Contango ORE, Inc.	117
1	Core Laboratories N.V.	189
9	Delek U.S. Holdings, Inc.	310
5	Exterran Holdings, Inc. ●	127
3	Helmerich & Payne, Inc.	193
20	Hercules Offshore, Inc. ●	148
11	HollyFrontier Corp.	520
26	ION Geophysical Corp. ●	161
2	Oil States International, Inc. ●	188
64	Rentech, Inc.	133
8	RPC, Inc.	103
8	Tesoro Corp.	448
31	Vaalco Energy, Inc. ●	210
11	Valero Energy Corp.	457
10	W&T Offshore, Inc.	114
11	Western Refining, Inc.	330
		4,132
	Food, Beverage and Tobacco - 2.2%
4	Cal-Maine Foods, Inc.	166
9	Dean Foods Co. ●	163
2	Green Mountain Coffee Roasters, Inc. ●	115
4	J&J Snack Foods Corp.	263
5	Monster Beverage Corp. ●	271
14	Pilgrim's Pride Corp. ●	136

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.2% - (continued)
	Food, Beverage and Tobacco - 2.2% - (continued)
13	Smithfield Foods, Inc. ●	$335
		1,449
	Health Care Equipment and Services - 3.4%
4	Air Methods Corp.	157
1	Bio-Reference Laboratories, Inc. ●	36
1	Community Health Systems, Inc.	55
4	Computer Programs & Systems, Inc.	194
4	Cyberonics, Inc. ●	187
27	Gentiva Health Services, Inc. ●	281
2	Magellan Health Services, Inc. ●	77
4	MEDNAX, Inc. ●	310
5	Molina Healthcare, Inc. ●	163
14	Natus Medical, Inc. ●	181
7	Orthofix International N.V. ●	217
15	Select Medical Holdings Corp.	122
7	Thoratec Corp. ●	239
		2,219
	Household and Personal Products - 1.2%
2	Energizer Holdings, Inc.	203
7	Herbalife Ltd.	278
4	Nu Skin Enterprises, Inc. Class A	207
6	Revlon, Inc. ●	112
		800
	Insurance - 2.9%
7	Assurant, Inc.	328
1	Everest Re Group Ltd.	189
7	First American Financial Corp.	177
9	Genworth Financial, Inc. ●	94
4	Hilltop Holdings, Inc. ●	53
6	Horace Mann Educators Corp.	137
12	Maiden Holdings Ltd.	128
6	Protective Life Corp.	236
2	Reinsurance Group of America, Inc.	138
19	Symetra Financial Corp.	262
5	United Fire Group, Inc.	151
		1,893
	Materials - 4.2%
4	Axiall Corp.	220
13	Coeur d'Alene Mines Corp. ●	194
8	Commercial Metals Co.	111
3	Domtar Corp.	236
11	Gold Resource Corp.	111
66	Graphic Packaging Holding Co. ●	498
13	Headwaters, Inc. ●	145
8	Kraton Performance Polymers, Inc. ●	186
3	Reliance Steel & Aluminum	208
18	Resolute Forest Products ●	256
4	Rock Tenn Co. Class A	411
2	Westlake Chemical Corp.	158
		2,734
	Media - 1.0%
21	Gannett Co., Inc.	418
31	Global Sources Ltd. ●	214
		632
	Pharmaceuticals, Biotechnology and Life Sciences - 6.6%
18	Bruker Corp. ●	316
12	Cambrex Corp. ●	145
3	Charles River Laboratories International, Inc. ●	126
9	Cubist Pharmaceuticals, Inc. ●	390
12	Emergent Biosolutions, Inc. ●	181
37	Enzon, Inc.	121
5	Genomic Health, Inc. ●	137
2	Mettler-Toledo International, Inc. ●	334
12	Myriad Genetics, Inc. ●	344
3	PAREXEL International Corp. ●	131
61	PDL Biopharma, Inc.	472
3	Pharmacyclics, Inc. ●	253
7	Santarus, Inc. ●	134
24	Sciclone Pharmaceuticals, Inc. ●	113
24	Sunesis Pharmaceuticals, Inc. ●	132
3	Techne Corp.	218
6	United Therapeutics Corp. ●	374
8	ViroPharma, Inc. ●	210
10	Warner Chilcott plc	141
		4,272
	Real Estate - 11.0%
6	AG Mortgage Investment Trust, Inc. REIT	163
5	Agree Realty Corp.	141
11	American Capital Mortgage Investment Corp. REIT	284
28	Anworth Mortgage Asset Corp. REIT	175
12	Capstead Mortgage Corp. REIT	161
14	CBL & Associates Properties, Inc. REIT	335
28	Colonial Properties Trust REIT	650
7	Corrections Corp. of America REIT	268
41	CYS Investments, Inc. REIT	515
12	Franklin Street Properties Corp. REIT	183
25	Hatteras Financial Corp. REIT	689
52	Inland Real Estate Corp. REIT	587
13	Invesco Mortgage Capital REIT	282
21	Mack-Cali Realty Corp. REIT	583
72	MFA Mortgage Investments, Inc. REIT	665
7	Penn Real Estate Investment Trust REIT	139
9	PennyMac Mortgage Investment Trust REIT	220
17	Piedmont Office Realty Trust, Inc.	351
8	Redwood Trust, Inc. REIT	189
20	Starwood Property Trust, Inc.	550
		7,130
	Retailing - 5.4%
9	American Eagle Outfitters, Inc.	175
6	ANN, Inc. ●	168
6	Blue Nile, Inc. ●	193
9	Chico's FAS, Inc.	170
4	Dillard's, Inc.	363
10	Francescas Holding Corp. ●	286
4	Lumber Liquidators Holdings, Inc. ●	295
2	Netflix, Inc. ●	344
3	O'Reilly Automotive, Inc. ●	333
5	Overstock.com, Inc. ●	108
6	Penske Automotive Group, Inc.	176
16	PetMed Express, Inc.	196
7	PetSmart, Inc.	496
3	Williams-Sonoma, Inc.	177
		3,480
	Semiconductors and Semiconductor Equipment - 1.7%
38	Entropic Communications, Inc. ●	161
11	Kulicke & Soffa Industries, Inc. ●	125
65	LSI Corp. ●	428

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.2% - (continued)
	Semiconductors and Semiconductor Equipment - 1.7% - (continued)
14	Teradyne, Inc. ●	$230
31	TriQuint Semiconductor, Inc. ●	178
		1,122
	Software and Services - 9.9%
5	AOL, Inc.	186
17	AVG Technologies N.V. ●	274
24	CA, Inc.	639
32	Cadence Design Systems, Inc. ●	435
3	Commvault Systems, Inc. ●	221
10	Convergys Corp.	175
7	CoreLogic, Inc. ●	177
18	Dice Holdings, Inc. ●	149
26	Earthlink, Inc.	145
22	Global Cash Access, Inc. ●	155
3	Guidewire Software, Inc. ●	136
4	Heartland Payment Systems, Inc.	128
8	j2 Global, Inc.	326
11	Jack Henry & Associates, Inc.	510
6	Lender Processing Services, Inc.	175
2	Manhattan Associates, Inc. ●	162
6	Netscout Systems, Inc. ●	141
5	Neustar, Inc. ●	206
3	Opentable, Inc. ●	188
7	Rosetta Stone, Inc. ●	120
8	Solarwinds, Inc. ●	386
11	Solera Holdings, Inc.	616
44	Synacor, Inc. ●	128
7	Travelzoo, Inc. ●	176
10	Unisys Corp. ●	193
9	ValueClick, Inc. ●	265
		6,412
	Technology Hardware and Equipment - 4.6%
13	Arris Group, Inc. ●	210
3	Arrow Electronics, Inc. ●	122
7	Aruba Networks, Inc. ●	146
10	Avnet, Inc. ●	314
95	Brocade Communications Systems, Inc. ●	551
11	Calix, Inc. ●	90
13	Comtech Telecommunications Corp.	312
63	Extreme Networks, Inc. ●	211
3	FLIR Systems, Inc.	61
4	Interdigital, Inc.	160
7	Synaptics, Inc. ●	293
9	Ubiquiti Networks, Inc.	139
6	Western Digital Corp.	348
		2,957
	Telecommunication Services - 0.7%
11	Leap Wireless International, Inc. ●	61
12	MetroPCS Communications, Inc. ●	137
11	Telephone & Data Systems, Inc.	256
		454
	Transportation - 1.4%
12	Alaska Air Group, Inc. ●	764
12	Swift Transportation Co. ●	167
		931
	Utilities - 7.5%
5	Avista Corp.	137
3	Chesapeake Utilities Corp.	181
15	El Paso Electric Co.	577
8	MGE Energy, Inc.	424
36	N.V. Energy, Inc.	770
10	Pinnacle West Capital Corp.	615
14	PNM Resources, Inc.	334
19	Portland General Electric Co.	610
14	UNS Energy Corp.	724
14	Westar Energy, Inc.	500
		4,872
	Total common stocks
	(cost $55,344)	$63,769

	Total long-term investments
	(cost $55,344)	$63,769

SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreements - 1.7%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $43, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $44)
$43	0.17%, 4/30/2013	$43
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $117, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$119)
117	0.15%, 4/30/2013	117
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $225, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $229)
225	0.15%, 4/30/2013	225
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $312, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $318)
312	0.14%, 4/30/2013	312
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $56, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $57)
56	0.17%, 4/30/2013	56
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $190, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $194)
190	0.14%, 4/30/2013	190
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $134, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $136)
134	0.17%, 4/30/2013	134

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.7% - (continued)
Repurchase Agreements - 1.7% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $2, collateralized by U.S. Treasury Note 3.88%, 2018, value of $2)
$2	0.13%, 4/30/2013		$2
			1,079
	Total short-term investments
	(cost $1,079)		$1,079

	Total investments
	(cost $56,423) ▲	99.9%	$64,848
	Other assets and liabilities	0.1%	95
	Total net assets	100.0%	$64,943

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $56,523 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,883
Unrealized Depreciation	(1,558)
Net Unrealized Appreciation	$8,325

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small/Mid Cap Equity Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$63,769	$63,769	$–	$–
Short-Term Investments	1,079	–	1,079	–
Total	$64,848	$63,769	$1,079	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $56,423)	$64,848
Cash	—
Receivables:
Fund shares sold	112
Dividends and interest	73
Other assets	59
Total assets	65,092
Liabilities:
Payables:
Fund shares redeemed	107
Investment management fees	8
Administrative fees	—
Distribution fees	4
Accrued expenses	30
Total liabilities	149
Net assets	$64,943
Summary of Net Assets:
Capital stock and paid-in-capital	$59,537
Undistributed net investment income	384
Accumulated net realized loss	(3,403)
Unrealized appreciation of investments	8,425
Net assets	$64,943

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.03/$13.79
Shares outstanding	3,481
Net assets	$45,370
Class B: Net asset value per share	$12.45
Shares outstanding	368
Net assets	$4,576
Class C: Net asset value per share	$12.35
Shares outstanding	859
Net assets	$10,604
Class R3: Net asset value per share	$13.34
Shares outstanding	13
Net assets	$172
Class R4: Net asset value per share	$13.32
Shares outstanding	11
Net assets	$149
Class R5: Net asset value per share	$13.35
Shares outstanding	11
Net assets	$149
Class Y: Net asset value per share	$13.34
Shares outstanding	294
Net assets	$3,923

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,127
Interest	—
Less: Foreign tax withheld	—
Total investment income	1,127

Expenses:
Investment management fees	267
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	54
Class B	10
Class C	13
Class R3	—
Class R4	—
Class Y	—
Distribution fees
Class A	53
Class B	23
Class C	50
Class R3	—
Class R4	—
Custodian fees	4
Accounting services fees	5
Registration and filing fees	34
Board of Directors' fees	2
Audit fees	6
Other expenses	13
Total expenses (before waivers and fees paid indirectly)	534
Expense waivers	(45)
Transfer agent fee waivers	(3)
Commission recapture	(1)
Total waivers and fees paid indirectly	(49)
Total expenses, net	485
Net Investment Income	642
Net Realized Gain on Investments:
Net realized gain on investments in securities	8,545
Net Realized Gain on Investments	8,545
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,737
Net Changes in Unrealized Appreciation of Investments	2,737
Net Gain on Investments	11,282
Net Increase in Net Assets Resulting from Operations	$11,924

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$642	$895
Net realized gain on investments	8,545	7,397
Net unrealized appreciation of investments	2,737	1,196
Net Increase in Net Assets Resulting from Operations	11,924	9,488
Distributions to Shareholders:
From net investment income
Class A	(456)	—
Class B	(19)	—
Class C	(45)	—
Class R3	(1)	—
Class R4	(4)	—
Class R5	(2)	(1)
Class Y	(328)	(287)
Total distributions	(855)	(288)
Capital Share Transactions:
Class A	(2,263)	(8,020)
Class B	(507)	(880)
Class C	(546)	(1,045)
Class R3	5	18
Class R4	(147)	128
Class R5	2	—
Class Y	(18,727)	(70,992)
Net decrease from capital share transactions	(22,183)	(80,791)
Net Decrease in Net Assets	(11,114)	(71,591)
Net Assets:
Beginning of period	76,057	147,648
End of period	$64,943	$76,057
Undistributed (distribution in excess of) net investment income (loss)	$384	$597

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

13

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative

14

source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of April 30, 2013.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may

16

fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$288	$455

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$597
Accumulated Capital Losses *	(11,848)
Unrealized Appreciation †	5,588
Total Accumulated Deficit	$(5,663)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(50)
Accumulated Net Realized Gain (Loss)	248
Capital Stock and Paid-in-Capital	(198)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$2,542
2017	9,306
Total	$11,848

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $6,635 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $2 billion	0.65%
On next $2 billion	0.64%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.30%
Class B	2.05
Class C	2.05
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $36 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund’s shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

20

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$51,471
Sales Proceeds Excluding U.S. Government Obligations	74,247

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	85%
Class R4	100
Class R5	100
Class Y	3

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	466	38	(703)	—	(199)	486	—	(1,226)	—	(740)
Amount	$5,838	$441	$(8,542)	$—	$(2,263)	$5,198	$—	$(13,218)	$—	$(8,020)
Class B
Shares	7	2	(52)	—	(43)	15	—	(101)	—	(86)
Amount	$88	$18	$(613)	$—	$(507)	$152	$—	$(1,032)	$—	$(880)
Class C
Shares	38	4	(91)	—	(49)	128	—	(229)	—	(101)
Amount	$449	$43	$(1,038)	$—	$(546)	$1,299	$—	$(2,344)	$—	$(1,045)
Class R3
Shares	—	—	—	—	—	2	—	—	—	2
Amount	$4	$1	$—	$—	$5	$18	$—	$—	$—	$18
Class R4
Shares	—	—	(12)	—	(12)	12	—	—	—	12
Amount	$5	$4	$(156)	$—	$(147)	$128	$—	$—	$—	$128
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$—	$—	$—	$—
Class Y
Shares	132	27	(1,624)	—	(1,465)	626	28	(7,402)	—	(6,748)
Amount	$1,605	$328	$(20,660)	$—	$(18,727)	$6,735	$287	$(78,014)	$—	$(70,992)
Total
Shares	643	71	(2,482)	—	(1,768)	1,269	28	(8,958)	—	(7,661)
Amount	$7,989	$837	$(31,009)	$—	$(22,183)	$13,530	$287	$(94,608)	$—	$(80,791)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	15	$191
For the Year Ended October 31, 2012	15	$163

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford Small/Mid Cap Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$11.21	$0.11	$1.84	$1.95	$(0.13)	$–	$–	$(0.13)	$13.03
B	10.68	0.06	1.76	1.82	(0.05)	–	–	(0.05)	12.45
C	10.60	0.06	1.74	1.80	(0.05)	–	–	(0.05)	12.35
R3	11.47	0.10	1.89	1.99	(0.12)	–	–	(0.12)	13.34
R4	11.48	0.13	1.87	2.00	(0.16)	–	–	(0.16)	13.32
R5	11.51	0.14	1.88	2.02	(0.18)	–	–	(0.18)	13.35
Y	11.51	0.14	1.88	2.02	(0.19)	–	–	(0.19)	13.34

For the Year Ended October 31, 2012
A	10.10	0.08	1.03	1.11	–	–	–	–	11.21
B	9.69	(0.01)	1.00	0.99	–	–	–	–	10.68
C	9.62	(0.01)	0.99	0.98	–	–	–	–	10.60
R3	10.35	0.05	1.07	1.12	–	–	–	–	11.47
R4	10.36	0.09	1.06	1.15	(0.03)	–	–	(0.03)	11.48
R5	10.36	0.12	1.07	1.19	(0.04)	–	–	(0.04)	11.51
Y	10.36	0.23	0.96	1.19	(0.04)	–	–	(0.04)	11.51

For the Year Ended October 31, 2011 (E)
A	9.37	0.03	0.73	0.76	(0.03)	–	–	(0.03)	10.10
B	9.04	(0.05)	0.70	0.65	–	–	–	–	9.69
C	8.97	(0.05)	0.70	0.65	–	–	–	–	9.62
R3(H)	9.13	–	1.22	1.22	–	–	–	–	10.35
R4(H)	9.13	–	1.23	1.23	–	–	–	–	10.36
R5(H)	9.13	–	1.23	1.23	–	–	–	–	10.36
Y	9.60	0.07	0.76	0.83	(0.07)	–	–	(0.07)	10.36

For the Year Ended October 31, 2010 (E)
A	7.49	0.02	1.86	1.88	–	–	–	–	9.37
B	7.27	(0.05)	1.82	1.77	–	–	–	–	9.04
C	7.21	(0.04)	1.80	1.76	–	–	–	–	8.97
Y	7.64	0.05	1.91	1.96	–	–	–	–	9.60

For the Year Ended October 31, 2009 (E)
A	6.04	–	1.45	1.45	–	–	–	–	7.49
B	5.89	(0.02)	1.40	1.38	–	–	–	–	7.27
C	5.86	(0.04)	1.39	1.35	–	–	–	–	7.21
Y	6.15	0.01	1.48	1.49	–	–	–	–	7.64

For the Year Ended October 31, 2008
A	12.73	–	(5.11)	(5.11)	–	(1.58)	–	(1.58)	6.04
B	12.50	(0.06)	(4.97)	(5.03)	–	(1.58)	–	(1.58)	5.89
C	12.46	(0.08)	(4.94)	(5.02)	–	(1.58)	–	(1.58)	5.86
Y	12.88	0.05	(5.20)	(5.15)	–	(1.58)	–	(1.58)	6.15

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on September 30, 2011.
(I)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

17.54	%(F)	$45,370	1.44	%(G)	1.30	%(G)	1.85	%(G)	72%
17.07	(F)	4,576	2.37	(G)	2.05	(G)	1.11	(G)	–
17.05	(F)	10,604	2.19	(G)	2.05	(G)	1.11	(G)	–
17.44	(F)	172	1.67	(G)	1.50	(G)	1.64	(G)	–
17.54	(F)	149	1.34	(G)	1.20	(G)	2.07	(G)	–
17.74	(F)	149	1.03	(G)	0.90	(G)	2.24	(G)	–
17.71	(F)	3,923	0.93	(G)	0.85	(G)	2.42	(G)	–

10.99		41,266	1.44		1.30		0.69		121
10.22		4,391	2.38		2.05		(0.06)		–
10.19		9,624	2.21		2.05		(0.06)		–
10.82		144	1.65		1.50		0.52		–
11.11		262	1.35		1.20		0.90		–
11.48		127	1.03		0.90		1.11		–
11.49		20,243	0.90		0.85		1.01		–

8.09		44,655	1.36		1.30		0.27		202
7.19		4,821	2.31		2.05		(0.47)		–
7.25		9,702	2.13		2.05		(0.48)		–
13.36	(F)	113	1.61	(G)	1.50	(G)	(0.40	)(G)	–
13.47	(F)	113	1.31	(G)	1.20	(G)	(0.12	)(G)	–
13.47	(F)	114	1.01	(G)	0.90	(G)	0.17	(G)	–
8.61		88,130	0.87		0.85		0.68		–

25.10		46,068	1.45		1.31		0.19		399	(I)
24.35		5,420	2.39		2.06		(0.55)		–
24.41		10,025	2.22		2.06		(0.56)		–
25.65		42,540	0.89		0.87		0.65		–

24.01		25,208	1.76		1.21		0.03		172
23.43		3,396	2.89		1.59		(0.37)		–
23.04		5,778	2.59		1.88		(0.67)		–
24.23		2,061	1.01		0.95		0.18		–

(45.38)		21,304	1.50		1.35		0.05		292
(45.59)		2,584	2.56		1.82		(0.63)		–
(45.67)		3,002	2.39		1.99		(0.89)		–
(45.12)		136	0.98		0.95		0.67		–

25

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

26

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

27

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Small/Mid Cap Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,175.40	$7.02	$1,000.00	$1,018.34	$6.52	1.30%	181	365
Class B	$1,000.00	$1,170.70	$11.05	$1,000.00	$1,014.61	$10.26	2.05	181	365
Class C	$1,000.00	$1,170.50	$11.05	$1,000.00	$1,014.61	$10.26	2.05	181	365
Class R3	$1,000.00	$1,174.40	$8.10	$1,000.00	$1,017.34	$7.52	1.50	181	365
Class R4	$1,000.00	$1,175.40	$6.48	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R5	$1,000.00	$1,177.40	$4.87	$1,000.00	$1,020.32	$4.52	0.90	181	365
Class Y	$1,000.00	$1,177.10	$4.60	$1,000.00	$1,020.57	$4.27	0.85	181	365

29

The Hartford Small/Mid Cap Equity Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Small/Mid Cap Equity Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard,

30

the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

The Hartford Small/Mid Cap Equity Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: The Fund uses quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

32

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-SMC13 4/13 113999 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD STRATEGIC INCOME FUND 2013 Semi Annual Report

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Strategic Income Fund inception 05/31/2007
(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 5/31/07 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Strategic Income A#	2.61%	7.55%	6.33%	5.75%
Strategic Income A##		2.71%	5.36%	4.93%
Strategic Income B#	2.22%	6.74%	5.45%	4.91%
Strategic Income B##		1.74%	5.13%	4.78%
Strategic Income C#	2.23%	6.76%	5.53%	4.99%
Strategic Income C##		5.76%	5.53%	4.99%
Strategic Income I#	2.84%	7.92%	6.59%	6.06%
Strategic Income R3#	2.36%	7.14%	6.44%	6.46%
Strategic Income R4#	2.61%	7.44%	6.54%	6.54%
Strategic Income R5#	2.76%	7.76%	6.64%	6.63%
Strategic Income Y#	2.79%	7.94%	6.66%	6.65%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	6.13%

†	Not Annualized

▲	Inception: 05/31/2007

#	Without sales charge

##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class Y shares commenced operations on 8/31/07. Accordingly, the “Since inception” performance shown for Class Y is since that date. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 2, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Strategic Income Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Strategic Income Class A	0.95%	0.98%
Strategic Income Class B	1.70%	1.78%
Strategic Income Class C	1.69%	1.69%
Strategic Income Class I	0.70%	0.70%
Strategic Income Class R3	1.25%	1.34%
Strategic Income Class R4	0.95%	1.02%
Strategic Income Class R5	0.65%	0.71%
Strategic Income Class Y	0.60%	0.60%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 2.61%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.91% for the same period. The Fund underperformed the 4.36% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

During the period, we positioned the Fund with an underweight (i.e. the Fund’s position was less than the benchmark position) to investment grade credit, in favor of an allocation to lower tier credit sectors. In particular, the Fund held an allocation to bank loans, emphasizing the high and middle quality portions of the market, based on compelling valuations and attractive yields. The bank loan sector generated strong performance for the period and benefitted benchmark-relative results. Additionally, the Fund held bank loan exposure via credit default swap indexes which boosted relative results. The Fund also gained exposure to European investment grade credit, through credit default swap index exposure, which aided relative performance. An allocation to

3

The Hartford Strategic Income Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

non-agency mortgage backed securities represented the top contributor to relative outperformance as non-agencies performed strongly amid improved sentiment around U.S. housing, low long-term interest rates and strong investor demand. High yield credit exposure was also additive to the Fund’s relative performance, although this was partially offset by purchasing protection via high yield credit default swap index exposure.

The Fund was positioned with exposure to non-dollar developed government bonds during the period. Specifically, a position in Swedish bonds, which we believed would benefit from converging central bank policy rates and macro conditions, detracted modestly from relative performance.

What is the outlook?

In our view, the U.S. economy is less fragile than it has been in a long time. Through bold policy initiatives, we believe the Fed has shown its determination to keep the U.S. out of recession, and corporate and personal balance sheets are in their best shape in years. These reasons for optimism are tempered, nevertheless, by concerns about the ongoing debt crisis in Europe and fiscal challenges in the U.S. Furthermore, we believe that valuations in many fixed income sectors have risen closer to fair value.

We are still positioned with a moderately procyclical risk bias, favoring credit overall. This view is expressed through an overweight to U.S. financials within investment-grade credit, and through allocations to upper-tier high-yield bonds and bank loans. Non-agency residential mortgage-backed securities are still attractive to us against the backdrop of an improving housing market. We are relatively neutral agency mortgage-backed securities and continue to have an overweight to commercial mortgage-backed securities. We have a modest allocation to emerging markets debt.

Our views on interest rates depend on the time frame. Over the long term, we believe rates will revert to levels more consistent with the Fed’s long-run projections of short rates and economic growth, which are higher than those implied by today’s forward curve. In the near term, we believe that yields could stay low for a little longer than now anticipated by markets. Hence, we are currently positioned with a neutral duration posture.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	7.2%
Aa / AA	6.3
A	2.1
Baa / BBB	17.6
Ba / BB	23.3
B	20.2
Caa / CCC or Lower	9.9
Unrated	3.1
U.S. Government Agencies and Securities	17.5
Non-Debt Securities and Other Short-Term Instruments	2.5
Other Assets & Liabilities	(9.7)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.9%
Administrative Waste Management and Remediation	0.7
Agriculture, Construction, Mining and Machinery	0.1
Agriculture, Forestry, Fishing and Hunting	0.0
Air Transportation	0.3
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	2.5
Beverage and Tobacco Product Manufacturing	0.2
Chemical Manufacturing	0.9
Computer and Electronic Product Manufacturing	1.4
Construction	0.4
Educational Services	0.0
Electrical Equipment, Appliance Manufacturing	0.3
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	23.6
Food Manufacturing	0.3
Food Services	0.6
Furniture and Related Product Manufacturing	0.3
Health Care and Social Assistance	3.2
Information	7.2
Machinery Manufacturing	0.3
Media	0.5
Mining	1.2
Miscellaneous Manufacturing	1.0
Motor Vehicle and Parts Manufacturing	0.6
Nonmetallic Mineral Product Manufacturing	0.4
Other Services	0.2
Paper Manufacturing	0.3
Petroleum and Coal Products Manufacturing	1.3
Pipeline Transportation	1.0
Plastics and Rubber Products Manufacturing	0.5
Primary Metal Manufacturing	0.3
Printing and Related Support Activities	0.2
Professional, Scientific and Technical Services	0.8
Real Estate, Rental and Leasing	1.4
Retail Trade	2.5
Soap, Cleaning Compound and Toilet Manufacturing	0.0
Transportation Equipment Manufacturing	0.1
Truck Transportation	0.2
Utilities	1.1
Water Transportation	0.0
Total	57.3%
Equity Securities
Diversified Financials	0.2
Energy	0.0
Materials	0.0
Telecommunication Services	0.0
Total	0.2%
Call Options Purchased	0.0
Foreign Government Obligations	32.4
Put Options Purchased	0.0
U.S. Government Agencies	13.4
U.S. Government Securities	4.1
Short-Term Investments	2.3
Other Assets and Liabilities	(9.7)
Total	100.0%

5

The Hartford Strategic Income Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.0%
	Finance and Insurance - 19.0%
	Asset Backed Funding Certificates
$1,353	0.42%, 01/25/2037 Δ	$781
	Banc of America Commercial Mortgage, Inc.
1,885	5.17%, 11/10/2042 Δ	2,013
945	5.19%, 09/10/2047 ‡Δ	1,037
830	5.63%, 07/10/2046 Δ	933
	Banc of America Mortgage Securities
550	3.13%, 09/25/2035 Δ	510
	BB-UBS Trust
430	3.43%, 11/05/2036 ■	441
	BCAP LLC Trust
970	0.37%, 01/25/2037 Δ	738
933	0.38%, 03/25/2037 Δ	781
	Bear Stearns Adjustable Rate Mortgage Trust
1,248	2.47%, 10/25/2035 Δ	1,212
	Bear Stearns Alt-A Trust
464	0.58%, 05/25/2036 Δ	295
	Bear Stearns Commercial Mortgage Securities, Inc.
174	4.93%, 02/13/2042	186
1,085	5.15%, 10/12/2042 ‡Δ	1,187
345	5.41%, 12/11/2040	380
286	5.54%, 10/12/2041 ‡	323
825	5.58%, 04/12/2038 ‡Δ	920
	Citigroup Commercial Mortgage Trust, Inc.
1,467	0.55%, 03/25/2037 Δ	786
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,650	5.32%, 12/11/2049 ‡	1,879
545	5.89%, 11/15/2044 ‡	637
	Commercial Mortgage Loan Trust
1,320	6.00%, 12/10/2049 Δ	1,557
	Commercial Mortgage Pass-Through Certificates
430	2.77%, 12/10/2045 ‡	439
900	3.15%, 08/15/2045	950
3,320	4.34%, 12/10/2045 ■‡Δ	2,511
570	4.75%, 11/15/2045 ■	475
1,480	4.77%, 11/15/2045 ■‡Δ	1,478
125	5.02%, 08/15/2022 ■	128
300	5.94%, 06/10/2046 Δ	339
	Commercial Mortgage Trust
705	3.21%, 04/10/2023 ‡	740
475	3.42%, 03/10/2031 ■	499
	Countrywide Alternative Loan Trust
850	0.52%, 11/25/2035 Δ	664
	Countrywide Home Loans, Inc.
1,549	3.08%, 09/25/2047 Δ	1,295
	CS First Boston Mortgage Securities Corp.
2,225	4.83%, 04/15/2037 ‡	2,359
	CW Capital Cobalt Ltd.
1,065	5.22%, 08/15/2048	1,188
	First Franklin Mortgage Loan Trust
1,805	0.44%, 04/25/2036 Δ	1,095
	First Horizon Alternative Mortgage Securities
2,502	2.33%, 04/25/2036 Δ	2,035
2,542	2.36%, 09/25/2035 Δ	2,259
	First Horizon Mortgage Pass-through Trust
201	2.52%, 08/25/2037 Δ	168
	GE Commercial Mortgage Corp. Trust
1,100	5.47%, 03/10/2044 Δ	1,217
	GMAC Commercial Mortgage Securities, Inc.
220	5.24%, 11/10/2045 Δ	238
	GMAC Mortgage Corp. Loan Trust
1,435	3.70%, 09/19/2035 Δ	1,385
181	3.87%, 04/19/2036 Δ	158
	Goldman Sachs Mortgage Securities Corp. II
570	2.95%, 11/05/2034 ■╦	580
255	3.38%, 05/10/2045	274
195	4.75%, 07/10/2039	207
	Goldman Sachs Mortgage Securities Trust
765	2.77%, 11/10/2045 ╦	778
650	3.55%, 04/10/2034 ■	697
2,520	4.86%, 11/10/2045 ■Δ	2,544
1,765	5.00%, 05/10/2045 ■Δ	1,487
	Greenwich Capital Commercial Funding Corp.
1,750	5.44%, 03/10/2039 Δ	2,000
1,175	5.74%, 12/10/2049	1,369
1,550	6.06%, 07/10/2038 Δ	1,755
	GSAA Home Equity Trust
2,141	0.27%, 12/25/2046 - 03/25/2047 Δ	1,248
4,262	0.28%, 02/25/2037 Δ	2,344
670	0.29%, 12/25/2036 Δ	371
1,203	0.30%, 03/25/2037 Δ	642
533	0.36%, 07/25/2036 Δ	285
1,203	0.37%, 03/25/2047 Δ	622
348	0.43%, 04/25/2047 Δ	220
	GSAMP Trust
2,638	0.29%, 01/25/2037 Δ	1,484
404	0.30%, 12/25/2046 Δ	220
717	0.40%, 11/25/2036 Δ	409
1,308	0.43%, 12/25/2046 Δ	728
	GSR Mortgage Loan Trust
1,724	2.78%, 01/25/2036 Δ	1,479
1,613	2.82%, 04/25/2035 Δ	1,508
197	2.95%, 10/25/2035 Δ	175
	Harborview Mortgage Loan Trust
1,399	0.39%, 01/19/2038 Δ	1,151
1,782	0.42%, 05/19/2047 Δ	882
1,043	0.56%, 09/19/2035 Δ	834
	Home Equity Loan Trust
781	2.87%, 11/25/2035 Δ	702
	Impac Commercial Mortgage Backed Trust
141	1.70%, 02/25/2036 Δ	132
	Impac Secured Assets Trust
2,568	0.48%, 08/25/2036 Δ	1,755
	IndyMac Index Mortgage Loan Trust
407	0.49%, 01/25/2036 Δ	265
2,018	0.60%, 07/25/2046 Δ	1,031
1,078	2.68%, 03/25/2036 Δ	809
160	2.91%, 12/25/2036 Δ	135
	JP Morgan Chase Commercial Mortgage Securities Corp.
471	2.75%, 10/15/2045 ■	307

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.0% - (continued)
	Finance and Insurance - 19.0% - (continued)
	JP Morgan Chase Commercial Mortgage Securities Corp. - (continued)
$1,400	2.83%, 10/15/2045	$1,429
1,430	2.84%, 12/15/2047 ╦	1,459
450	3.91%, 05/05/2030 ■Δ	489
1,810	4.67%, 10/15/2045 ■Δ	1,783
1,325	5.20%, 12/15/2044 ╦Δ	1,453
932	5.30%, 01/12/2043 Δ	1,023
300	5.31%, 08/15/2046 ■Δ	322
1,755	5.34%, 08/12/2037	1,881
810	5.71%, 02/12/2049 Δ	937
1,060	6.07%, 02/12/2051	1,176
	JP Morgan Mortgage Trust
648	3.02%, 08/25/2036 Δ	549
530	3.10%, 09/25/2035 Δ	512
2,451	4.13%, 05/25/2036 Δ	2,232
	LB-UBS Commercial Mortgage Trust
970	4.74%, 07/15/2030 Δ	1,035
1,075	4.95%, 09/15/2030	1,158
945	5.20%, 11/15/2030 Δ	1,027
1,085	5.43%, 02/15/2040	1,234
1,107	5.87%, 09/15/2045 ☼	1,278
200	5.87%, 06/15/2038 Δ	227
1,200	6.15%, 04/15/2041 Δ	1,445
	Lehman XS Trust
682	0.41%, 07/25/2046 Δ	513
	Merrill Lynch Mortgage Investors Trust
508	2.88%, 07/25/2035 Δ	428
290	4.75%, 06/12/2043	309
98	5.29%, 01/12/2044 Δ	107
	Morgan Stanley ABS Capital I
2,194	0.26%, 12/25/2036 Δ	1,207
	Morgan Stanley Capital I
1,150	4.99%, 08/13/2042	1,239
470	5.68%, 10/15/2042 Δ	522
900	5.69%, 04/15/2049 ╦Δ	1,035
	Morgan Stanley Capital I Trust
610	5.16%, 10/12/2052 Δ	667
	Morgan Stanley Mortgage Loan Trust
2,047	0.37%, 05/25/2036 - 11/25/2036 Δ	1,035
	Option One Mortgage Loan Trust
216	0.45%, 03/25/2037 Δ	109
	Residential Accredit Loans, Inc.
1,684	2.99%, 11/25/2037 Δ	940
2,268	4.24%, 04/25/2035 Δ	1,981
	Residential Asset Securitization Trust
1,067	0.65%, 03/25/2035 Δ	820
	RFMSI Trust
168	3.22%, 04/25/2037 Δ	145
	Sequoia Mortgage Trust
329	0.47%, 01/20/2035 Δ	307
90	2.60%, 07/20/2037 Δ	74
	Soundview Home Equity Loan Trust, Inc.
3,766	0.44%, 07/25/2036 Δ	2,117
2,480	1.30%, 09/25/2037 Δ	1,596
	Structured Adjustable Rate Mortgage Loan Trust
2,680	2.53%, 02/25/2036 Δ	2,154
	Structured Asset Mortgage Investments Trust
788	0.42%, 05/25/2046 Δ	457
	UBS-Barclays Commercial Mortgage Trust
810	2.97%, 02/10/2023	818
1,425	3.18%, 03/10/2046 Δ	1,492
1,015	3.53%, 05/10/2063	1,093
	Wachovia Bank Commercial Mortgage Trust
525	4.94%, 04/15/2042	561
809	5.24%, 10/15/2044 ‡Δ	882
209	5.42%, 01/15/2045 Δ	229
	Wells Fargo Alternative Loan Trust
350	6.25%, 11/25/2037	337
	Wells Fargo Commercial Mortgage Trust
1,374	2.92%, 10/15/2045 ‡	1,411
270	4.78%, 10/15/2045 ■Δ	269
	Wells Fargo Mortgage Backed Securities Trust
1,880	2.72%, 04/25/2036 Δ	1,771
610	3.04%, 09/25/2036 Δ	538
230	5.15%, 10/25/2035 Δ	228
	WF-RBS Commercial Mortgage Trust
8,569	2.67%, 11/15/2044 ■►	1,011
795	2.88%, 12/15/2045 ‡	814
1,700	3.07%, 03/15/2045	1,765
535	3.20%, 03/15/2048	561
550	4.19%, 03/15/2045 ■Δ	433
2,661	4.46%, 12/15/2045 ■Δ	2,123
3,565	4.80%, 11/15/2045 ■Δ	3,287
290	4.87%, 02/15/2044 ■‡	341
445	4.90%, 06/15/2044 ■‡	525
635	5.00%, 06/15/2044 ■	552
710	5.56%, 04/15/2045 ■Δ	762
		131,859

	Total asset & commercial mortgage backed securities
	(cost $123,544)	$131,859

CORPORATE BONDS - 19.0%
	Accommodation and Food Services - 0.4%
	Caesars Operating Escrow
$500	9.00%, 02/15/2020 ■	$492
	Choice Hotels International, Inc.
621	5.75%, 07/01/2022	696
	Wynn Las Vegas LLC
1,135	7.75%, 08/15/2020	1,300
		2,488
	Administrative Waste Management and Remediation - 0.2%
	Casella Waste Systems, Inc.
140	7.75%, 02/15/2019	135
	Clean Harbors, Inc.
60	5.13%, 06/01/2021 ■	63
191	5.25%, 08/01/2020	202
	Equinix, Inc.
50	4.88%, 04/01/2020	52
305	5.38%, 04/01/2023	320

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 19.0% - (continued)
		Administrative Waste Management and Remediation - 0.2% - (continued)
		Iron Mountain, Inc.
	$140	5.75%, 08/15/2024	$144
	240	7.75%, 10/01/2019	271
			1,187
		Agriculture, Forestry, Fishing and Hunting - 0.0%
		Ainsworth Lumber Ltd.
	90	7.50%, 12/15/2017 ■	98

		Apparel Manufacturing - 0.1%
		Hanesbrands, Inc.
	480	6.38%, 12/15/2020	531
		Phillips Van-Heusen Corp.
	270	7.38%, 05/15/2020	303
		PVH Corp.
	160	4.50%, 12/15/2022	165
			999
		Arts, Entertainment and Recreation - 1.3%
		AMC Entertainment, Inc.
	131	8.75%, 06/01/2019	144
	195	9.75%, 12/01/2020	227
		Carlson Wagonlit B.V.
	200	6.88%, 06/15/2019 ■	212
		CCO Holdings LLC
	2,505	5.25%, 09/30/2022 ‡	2,552
	270	5.75%, 01/15/2024 ☼	281
		Cedar Fair L.P.
	150	5.25%, 03/15/2021 ■	153
		Cinemark USA, Inc.
	30	5.13%, 12/15/2022 ■	31
		Emdeon, Inc.
	355	11.00%, 12/31/2019	414
		Fidelity National Information Services, Inc.
	750	5.00%, 03/15/2022	827
		Great Canadian Gaming Co.
CAD	120	6.63%, 07/25/2022 ■	125
		Greektown Superholdings, Inc.
	380	13.00%, 07/01/2015	408
		Isle of Capri Casinos, Inc.
	361	8.88%, 06/15/2020	397
		Liberty Media Corp.
	650	8.50%, 07/15/2029	734
		NAI Entertainment Holdings LLC
	267	8.25%, 12/15/2017 ■	290
		National CineMedia LLC
	75	6.00%, 04/15/2022	82
		NBC Universal Enterprise
	440	5.25%, 12/19/2049 ■	444
		NCR Corp.
	565	4.63%, 02/15/2021 ■	565
	60	5.00%, 07/15/2022 ■	61
		Regal Entertainment Group
	72	5.75%, 02/01/2025	73
		Sirius XM Radio, Inc.
	115	5.25%, 08/15/2022 ■	119
		Starz Financial Corp
	120	5.00%, 09/15/2019	125
		Univision Communications, Inc.
	310	6.75%, 09/15/2022 ■	344
		Videotron Ltee
	557	5.00%, 07/15/2022	574
			9,182
		Beverage and Tobacco Product Manufacturing - 0.2%
		Constellation Brands, Inc.
	120	4.25%, 05/01/2023 ☼	120
	740	6.00%, 05/01/2022	854
	415	7.25%, 05/15/2017	483
			1,457
		Chemical Manufacturing - 0.3%
		Ashland, Inc.
	235	4.75%, 08/15/2022 ■	246
		Ferro Corp.
	180	7.88%, 08/15/2018	189
		Hexion Specialty Chemicals
	265	8.88%, 02/01/2018	281
		Hexion U.S. Finance Corp.
	125	6.63%, 04/15/2020	130
		Ineos Group Holdings plc
	505	8.50%, 02/15/2016 ■	513
		LyondellBasell Industries N.V.
	300	6.00%, 11/15/2021	364
			1,723
		Computer and Electronic Product Manufacturing - 0.5%
		CDW Escrow Corp.
	800	8.50%, 04/01/2019	897
		Esterline Technologies Corp.
	530	7.00%, 08/01/2020	586
		Freescale Semiconductor, Inc.
	135	8.05%, 02/01/2020	145
		Jabil Circuit, Inc.
	180	4.70%, 09/15/2022	183
		Micron Technology, Inc.
	100	1.63%, 02/15/2033 ۞■	113
	83	2.13%, 02/15/2033 ۞■	93
		ON Semiconductor Corp.
	87	2.63%, 12/15/2026 ۞	99
		Seagate HDD Cayman
	725	6.88%, 05/01/2020	787
	490	7.00%, 11/01/2021	540
			3,443
		Construction - 0.3%
		K Hovnanian Enterprises, Inc.
	486	9.13%, 11/15/2020 ■	552
		KB Home
	181	1.38%, 02/01/2019 ۞	210
	371	7.50%, 09/15/2022	423
		Lennar Corp.
	475	4.75%, 12/15/2017	503
	200	4.75%, 11/15/2022 ■	201
		Pulte Homes, Inc.
	90	6.38%, 05/15/2033	91
		Ryland Group, Inc.
	255	5.38%, 10/01/2022	265
			2,245

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 19.0% - (continued)
		Fabricated Metal Product Manufacturing - 0.3%
		Anixter International, Inc.
	$105	5.63%, 05/01/2019	$112
		Ball Corp.
	230	5.00%, 03/15/2022	244
	640	6.75%, 09/15/2020	706
		Crown Americas, Inc.
	175	4.50%, 01/15/2023 ■	179
		Masco Corp.
	520	5.95%, 03/15/2022	589
		Ply Gem Industries, Inc.
	130	9.38%, 04/15/2017	144
			1,974
		Finance and Insurance - 3.3%
		Ally Financial, Inc.
	495	5.50%, 02/15/2017	540
		CIT Group, Inc.
	1,222	5.50%, 02/15/2019 ■‡	1,378
		Community Choice Financial, Inc.
	300	10.75%, 05/01/2019	292
		Credit Acceptance Corp.
	471	9.13%, 02/01/2017	513
		DuPont Fabros Technology L.P.
	260	8.50%, 12/15/2017	280
		Felcor Lodging L.P.
	130	5.63%, 03/01/2023 ■	135
		Fibria Overseas Finance Ltd.
	830	6.75%, 03/03/2021 ■	927
		Host Hotels & Resorts L.P.
	700	6.00%, 11/01/2020	783
		Ineos Finance plc
	481	8.38%, 02/15/2019 ■	542
	300	9.00%, 05/15/2015 ■	314
		ING US, Inc.
	591	5.50%, 07/15/2022 ■	672
		Ladder Capital Finance Holdings LLC
	836	7.38%, 10/01/2017 ■	868
		Lloyds Banking Group plc
	520	6.50%, 09/14/2020 ■	594
	1,000	7.88%, 11/01/2020 ■	1,092
		Mapfre S.A.
EUR	1,450	5.92%, 07/24/2037	1,783
		Minerva Luxembourg S.A.
	560	7.75%, 01/31/2023 ■	598
		National Money Mart Co.
	230	10.38%, 12/15/2016	248
		Nationstar Mortgage LLC
	310	7.88%, 10/01/2020 ■	347
		Natixis
	4,900	0.53%, 01/15/2019 Δ	4,729
		Nuveen Investments, Inc.
	160	9.13%, 10/15/2017 ■	171
	351	9.50%, 10/15/2020 ■	378
		Provident Funding Associates L.P.
	571	10.25%, 04/15/2017 ■	638
		Royal Bank of Scotland plc
	1,480	6.13%, 12/15/2022	1,592
		SLM Corp.
	100	6.00%, 01/25/2017	108
	545	6.25%, 01/25/2016	593
	840	8.45%, 06/15/2018	986
		Softbank Corp.
	605	4.50%, 04/15/2020 ■	627
		TitleMax, Inc.
	460	13.25%, 07/15/2015	501
		UBS AG Stamford CT
	515	7.63%, 08/17/2022	597
			22,826
		Food Manufacturing - 0.0%
		Pinnacle Foods Finance LLC
	250	4.88%, 05/01/2021 ■	257

		Food Services - 0.1%
		ARAMARK Corp.
	335	5.75%, 03/15/2020 ■	351

		Furniture and Related Product Manufacturing - 0.0%
		Tempur-Pedic International, Inc.
	40	6.88%, 12/15/2020 ■	44

		Health Care and Social Assistance - 1.3%
		Alere, Inc.
	485	9.00%, 05/15/2016	509
		Biomet, Inc.
	425	6.50%, 08/01/2020 - 10/01/2020 ■	450
		BioScrip, Inc.
	305	10.25%, 10/01/2015	322
		Community Health Systems, Inc.
	1,371	5.13%, 08/15/2018 ‡	1,467
	265	7.13%, 07/15/2020	296
		Exelixis, Inc.
	110	4.25%, 08/15/2019 ۞	115
		Fresenius Medical Care U.S. Finance II, Inc.
	340	5.63%, 07/31/2019 ■	380
	250	9.00%, 07/15/2015 ■	288
		HCA, Inc.
	360	4.75%, 05/01/2023	375
	260	5.88%, 05/01/2023	283
	340	6.25%, 02/15/2021	372
	800	6.50%, 02/15/2020	924
	905	7.50%, 11/15/2095 ‡	840
	1,225	8.50%, 04/15/2019	1,351
		Health Management Associates, Inc.
	155	7.38%, 01/15/2020	172
		Hologic, Inc.
	275	2.00%, 03/01/2042 ۞	280
	65	6.25%, 08/01/2020	70
		Radiation Therapy Services, Inc.
	86	8.88%, 01/15/2017	82
		Savient Pharmaceuticals, Inc.
	350	4.75%, 02/01/2018 ۞	84
		Tenet Healthcare Corp.
	85	4.50%, 04/01/2021 ■	87
			8,747

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 19.0% - (continued)
	Information - 3.1%
	Altice Financing S.A.
$330	7.88%, 12/15/2019 ■	$365
	Audatex North America, Inc.
605	6.75%, 06/15/2018 ■	651
	Brocade Communications Systems, Inc.
475	4.63%, 01/15/2023 ■	467
	CSC Holdings LLC
305	7.63%, 07/15/2018	358
	DISH DBS Corp.
140	5.00%, 03/15/2023 ■	136
2,250	5.88%, 07/15/2022 ‡	2,295
835	6.75%, 06/01/2021	902
425	7.88%, 09/01/2019	484
	First Data Corp.
410	6.75%, 11/01/2020 ■	440
595	8.25%, 01/15/2021 ■	632
	Harron Communications L.P.
185	9.13%, 04/01/2020 ■	210
	Hughes Satellite Systems Corp.
630	6.50%, 06/15/2019	701
	Intelsat Jackson Holdings S.A.
280	6.63%, 12/15/2022 ■	303
250	7.50%, 04/01/2021	282
	Intelsat Luxembourg S.A.
60	6.75%, 06/01/2018 ■	63
560	7.75%, 06/01/2021 ■	591
	InterActiveCorp
130	4.75%, 12/15/2022 ■	131
	Lawson Software, Inc.
147	9.38%, 04/01/2019	168
	Level 3 Communications, Inc.
105	8.88%, 06/01/2019 ■	116
	Level 3 Escrow, Inc.
75	8.13%, 07/01/2019	83
	Level 3 Financing, Inc.
527	10.00%, 02/01/2018	580
	MetroPCS Wireless, Inc.
640	7.88%, 09/01/2018	705
	Netflix, Inc.
255	5.38%, 02/01/2021 ■	263
	NII Capital Corp.
240	7.63%, 04/01/2021	212
	NII International Telecom Sarl
55	11.38%, 08/15/2019 ■	63
	SBA Communications Corp.
265	5.63%, 10/01/2019 ■	279
	SBA Telecommunications, Inc.
180	5.75%, 07/15/2020 ■	192
	SBA Tower Trust
1,355	3.60%, 04/16/2043 ■	1,355
	Softbrands, Inc.
103	11.50%, 07/15/2018	121
	Sprint Nextel Corp.
799	7.00%, 03/01/2020 ■	909
451	9.00%, 11/15/2018 ■	555
	Syniverse Holdings, Inc.
480	9.13%, 01/15/2019	532
	TW Telecom Holdings, Inc.
130	5.38%, 10/01/2022	136
	Unitymedia Hessen GmbH & Co.
330	5.50%, 01/15/2023 ■	341
490	7.50%, 03/15/2019 ■	538
	UPCB Finance III Ltd.
1,125	6.63%, 07/01/2020 ■	1,223
	Vimpelcom Holdings
1,285	5.95%, 02/13/2023 ■	1,304
	Wind Acquisition Finance S.A.
720	7.25%, 02/15/2018 ■	757
	Windstream Corp.
125	6.38%, 08/01/2023	129
1,515	7.75%, 10/15/2020	1,663
225	7.88%, 11/01/2017	263
	Zayo Group LLC
10	8.13%, 01/01/2020	11
5	10.13%, 07/01/2020	6
		21,515
	Machinery Manufacturing - 0.3%
	Case New Holland, Inc.
1,700	7.88%, 12/01/2017 ‡	2,023
	Gibraltar Industries, Inc.
65	6.25%, 02/01/2021 ■	70
	Weekley Homes LLC
35	6.00%, 02/01/2023 ■	36
		2,129
	Media - 0.1%
	Gray Television, Inc.
425	7.50%, 10/01/2020	461

	Mining - 0.6%
	American Rock Salt Co. LLC
81	8.25%, 05/01/2018 ■	78
	Consol Energy, Inc.
130	8.00%, 04/01/2017	141
	FMG Resources Pty Ltd.
980	6.00%, 04/01/2017 ■	1,019
	Peabody Energy Corp.
575	6.25%, 11/15/2021	613
855	6.50%, 09/15/2020	932
900	7.38%, 11/01/2016	1,031
	Vulcan Materials Co.
60	7.15%, 11/30/2037	62
100	7.50%, 06/15/2021	118
		3,994
	Miscellaneous Manufacturing - 0.4%
	BE Aerospace, Inc.
1,525	5.25%, 04/01/2022	1,624
	Bombardier, Inc.
300	7.75%, 03/15/2020 ■	355
	DigitalGlobe, Inc.
250	5.25%, 02/01/2021 ■	253
	Owens-Brockway Glass Container, Inc.
35	7.38%, 05/15/2016	40

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 19.0% - (continued)
	Miscellaneous Manufacturing - 0.4% - (continued)
	TransDigm Group, Inc.
$490	7.75%, 12/15/2018	$543
		2,815
	Motor Vehicle and Parts Manufacturing - 0.3%
	Meritor, Inc.
350	10.63%, 03/15/2018	386
	Tenneco, Inc.
645	6.88%, 12/15/2020	712
	TRW Automotive, Inc.
950	7.25%, 03/15/2017 ■	1,098
		2,196
	Nonmetallic Mineral Product Manufacturing - 0.4%
	Ardagh Packaging Finance plc
275	7.38%, 10/15/2017 ■	303
200	9.13%, 10/15/2020 ■	226
	Cemex S.A.B. de C.V.
105	3.75%, 03/15/2018	138
	Grupo Cementos Chihuahua
1,180	8.13%, 02/08/2020 ■	1,254
	Silgan Holdings, Inc.
730	5.00%, 04/01/2020	759
		2,680
	Other Services - 0.1%
	Service Corp. International
530	4.50%, 11/15/2020	541

	Paper Manufacturing - 0.3%
	Boise Cascade LLC
90	6.38%, 11/01/2020 ■	96
	Cascades, Inc.
275	7.88%, 01/15/2020	297
	Clearwater Paper Corp.
120	4.50%, 02/01/2023 ■	120
	P.H. Glatfelter Co.
420	5.38%, 10/15/2020	443
	Rock-Tenn Co.
40	3.50%, 03/01/2020	42
300	4.00%, 03/01/2023	312
	Smurfit Kappa Acquisitions
410	4.88%, 09/15/2018 ■	425
		1,735
	Petroleum and Coal Products Manufacturing - 1.1%
	Antero Resources Finance Corp.
320	7.25%, 08/01/2019	347
	Chesapeake Energy Corp.
521	2.50%, 05/15/2037 ۞	503
	Continental Resources, Inc.
360	5.00%, 09/15/2022	392
	Denbury Resources, Inc.
435	4.63%, 07/15/2023	439
	EDC Finance Ltd.
1,115	4.88%, 04/17/2020 ■	1,125
	Endeavour International Corp.
300	12.00%, 03/01/2018	284
	EPE Holding/EP Energy Bond
120	8.13%, 12/15/2017 ■Þ	124
	Everest Acquisition LLC
165	6.88%, 05/01/2019	181
373	9.38%, 05/01/2020	435
	Ferrellgas Partners L.P.
90	6.50%, 05/01/2021	95
	Harvest Operations Corp.
81	6.88%, 10/01/2017	91
	Hornbeck Offshore Services, Inc.
75	5.88%, 04/01/2020	79
	MEG Energy Corp.
305	6.38%, 01/30/2023 ■	322
	Newfield Exploration Co.
625	5.75%, 01/30/2022	691
600	6.88%, 02/01/2020	654
	Range Resources Corp.
250	5.75%, 06/01/2021	273
550	6.75%, 08/01/2020	610
	Rosetta Resources, Inc.
160	5.63%, 05/01/2021 ☼	167
305	9.50%, 04/15/2018	338
	Seadrill Ltd.
640	5.63%, 09/15/2017 ■	654
		7,804
	Pipeline Transportation - 0.7%
	El Paso Corp.
520	7.00%, 06/15/2017	598
630	7.80%, 08/01/2031	713
	Energy Transfer Equity L.P.
1,250	7.50%, 10/15/2020	1,463
	Kinder Morgan Finance Co.
1,615	6.00%, 01/15/2018 ■╦	1,794
	MarkWest Energy Partners L.P.
170	5.50%, 02/15/2023	187
182	6.25%, 06/15/2022	202
		4,957
	Plastics and Rubber Products Manufacturing - 0.1%
	Associated Materials LLC
10	9.13%, 11/01/2017	11
75	9.13%, 11/01/2017 ■☼	81
	Continental Rubber of America Corp.
445	4.50%, 09/15/2019 ■	462
	Nortek, Inc.
125	8.50%, 04/15/2021	140
110	8.50%, 04/15/2021 ■	122
		816
	Printing and Related Support Activities - 0.2%
	Deluxe Corp.
185	6.00%, 11/15/2020 ■	192
465	7.00%, 03/15/2019	509
	Quebecor Media, Inc.
60	5.75%, 01/15/2023 ■	63
	Valassis Communications, Inc.
690	6.63%, 02/01/2021	732
		1,496
	Professional, Scientific and Technical Services - 0.2%
	Flextronics International Ltd.
115	4.63%, 02/15/2020 ■	118
170	5.00%, 02/15/2023 ■	173
	Lamar Media Corp.
405	5.88%, 02/01/2022	443

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 19.0% - (continued)
		Professional, Scientific and Technical Services - 0.2% - (continued)
		Lender Processing Services, Inc.
	$205	5.75%, 04/15/2023	$219
		SunGard Data Systems, Inc.
	475	7.38%, 11/15/2018	513
	155	7.63%, 11/15/2020	171
			1,637
		Real Estate, Rental and Leasing - 1.0%
		Air Lease Corp.
	395	4.50%, 01/15/2016	411
	755	6.13%, 04/01/2017	827
		CBRE Services, Inc.
	575	5.00%, 03/15/2023	589
		Hertz Global Holdings, Inc.
	135	5.88%, 10/15/2020	147
	85	6.25%, 10/15/2022	95
		International Lease Finance Corp.
	500	5.65%, 06/01/2014	522
	375	5.75%, 05/15/2016	408
	1,960	5.88%, 04/01/2019 ╦	2,151
	100	6.25%, 05/15/2019	112
	760	6.75%, 09/01/2016 ■	864
		United Rentals North America, Inc.
	575	5.75%, 07/15/2018	627
			6,753
		Retail Trade - 1.0%
		99 Cents Only Stores
	360	11.00%, 12/15/2019	416
		AmeriGas Finance LLC
	715	7.00%, 05/20/2022	799
		Arcelik AS
	995	5.00%, 04/03/2023 ■	1,022
		AutoNation, Inc.
	325	5.50%, 02/01/2020	357
		Building Materials Corp.
	644	6.75%, 05/01/2021 ■	713
	141	7.50%, 03/15/2020 ■	156
		GRD Holding III Corp.
	250	10.75%, 06/01/2019 ■	268
		JC Penney Corp., Inc.
	105	5.65%, 06/01/2020	90
	85	6.38%, 10/15/2036	68
	170	7.40%, 04/01/2037	143
	20	7.95%, 04/01/2017	20
		Ltd. Brands, Inc.
	1,145	5.63%, 02/15/2022	1,235
	95	6.95%, 03/01/2033	100
		Michaels Stores, Inc.
	445	7.75%, 11/01/2018	489
		PC Merger Sub, Inc.
	395	8.88%, 08/01/2020 ■	446
		Sally Holdings LLC
	530	5.75%, 06/01/2022	571
		Sotheby's
	365	5.25%, 10/01/2022 ■	374
			7,267
		Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
		Avon Products, Inc.
	50	4.60%, 03/15/2020	53
	190	5.00%, 03/15/2023	207
			260
		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	150	6.88%, 03/15/2018	166
	575	7.13%, 03/15/2021	640
			806
		Utilities - 0.7%
		AES (The) Corp.
	1,100	8.00%, 06/01/2020	1,334
		Calpine Corp.
	1,404	7.50%, 02/15/2021 ■	1,587
		Dolphin Subsidiary II, Inc.
	1,005	7.25%, 10/15/2021	1,070
		EDP Finance B.V.
	645	4.90%, 10/01/2019 ■	655
		Texas Competitive Electric Co.
	410	11.50%, 10/01/2020 ■	323
			4,969
		Water Transportation - 0.0%
		Royal Caribbean Cruises Ltd.
	100	5.25%, 11/15/2022	103

		Total corporate bonds
		(cost $126,098)	$131,955

FOREIGN GOVERNMENT OBLIGATIONS - 32.4%
		Argentina - 0.9%
		Argentina (Republic of)
	$4,225	7.00%, 04/17/2017	$3,443
	4,643	8.28%, 12/31/2033	2,673
			6,116
		Austria - 0.3%
		Austria (Republic of)
EUR	630	3.50%, 09/15/2021 ■	$976
EUR	860	4.65%, 01/15/2018 ■	1,349
			2,325
		Belgium - 0.6%
		Belgium (Kingdom of)
EUR	430	3.75%, 09/28/2020	663
EUR	525	4.00%, 03/28/2022	824
EUR	1,180	4.00%, 03/28/2017 ■	1,761
EUR	480	4.25%, 09/28/2014	669
			3,917
		Brazil - 2.4%
		Brazil (Republic of)
	1,750	5.63%, 01/07/2041 ‡	2,194
	3,500	5.88%, 01/15/2019 ‡	4,280
	895	7.88%, 03/07/2015 ‡	1,008
	3,450	8.25%, 01/20/2034 ‡	5,534
	2,075	11.00%, 08/17/2040 ‡	2,540
	715	12.25%, 03/06/2030 ‡	1,426
			16,982

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 32.4% - (continued)
		Bulgaria - 0.1%
		Bulgaria (Republic of)
	$400	8.25%, 01/15/2015 §	$449

		Colombia - 1.1%
		Colombia (Republic of)
	1,800	7.38%, 09/18/2037 ‡	2,725
	700	8.13%, 05/21/2024 ‡	1,032
COP	56,000	9.85%, 06/28/2027	48
	2,430	11.75%, 02/25/2020 ‡	3,869
COP	103,000	12.00%, 10/22/2015	67
			7,741
		Croatia - 0.3%
		Croatia (Republic of)
	1,940	6.38%, 03/24/2021 §	2,192

		Denmark - 0.1%
		Denmark (Kingdom of)
DKK	3,915	4.00%, 11/15/2019	842

		Ecuador - 0.0%
		Ecuador (Republic of)
	220	9.38%, 12/15/2015 §	231

		Finland - 0.1%
		Finland (Republic of)
EUR	350	3.38%, 04/15/2020	537
EUR	200	3.88%, 09/15/2017	303
			840
		France - 1.2%
		France (Government of)
EUR	1,040	3.00%, 07/12/2014	1,417
EUR	4,445	3.75%, 04/25/2017	6,608
EUR	40	4.50%, 04/25/2041	70
			8,095
		Hungary - 0.5%
		Hungary (Republic of)
	330	4.75%, 02/03/2015	339
	1,284	5.38%, 02/21/2023	1,324
	580	6.25%, 01/29/2020	644
HUF	123,980	6.75%, 02/24/2017	581
HUF	21,650	7.50%, 11/12/2020	108
	700	7.63%, 03/29/2041	822
			3,818
		Indonesia - 1.3%
		Indonesia (Republic of)
	750	6.75%, 03/10/2014 §	784
	3,515	6.88%, 01/17/2018 §	4,240
	2,590	7.75%, 01/17/2038 §	3,846
	275	8.50%, 10/12/2035 §	427
			9,297
		Ireland - 0.2%
		Ireland (Republic of)
EUR	775	4.50%, 10/18/2018 - 04/18/2020	1,113
			1,113
		Italy - 1.3%
		Italy (Republic of)
EUR	1,975	4.25%, 08/01/2014	2,705
EUR	530	5.00%, 03/01/2022	768
		Italy Buoni Poliennali del Tesoro
EUR	4,150	3.50%, 11/01/2017	5,667
			9,140
		Japan - 3.0%
		Japan (Government of)
JPY	141,750	0.30%, 03/20/2017	1,458
JPY	701,150	0.40%, 09/20/2016	7,243
JPY	458,250	0.50%, 03/20/2016	4,746
JPY	140,000	0.60%, 03/20/2016 - 03/20/2023 ☼	1,451
JPY	75,000	0.80%, 12/20/2022	785
JPY	277,300	1.10%, 03/20/2021	2,982
JPY	85,850	1.30%, 12/20/2018	930
JPY	92,350	1.40%, 09/20/2019	1,010
			20,605
		Malaysia - 0.4%
		Malaysia (Government of)
MYR	3,060	4.26%, 09/15/2016	1,046
MYR	3,065	4.38%, 11/29/2019	1,070
MYR	1,020	5.09%, 04/30/2014	342
			2,458
		Mexico - 3.4%
		Mexican Bonos De Desarrollo
MXN	7,236	6.50%, 06/10/2021 - 06/09/2022	681
MXN	13,313	7.25%, 12/15/2016	1,213
MXN	14,971	10.00%, 12/05/2024	1,837
		United Mexican States
	7,322	3.63%, 03/15/2022	7,981
	6,998	4.75%, 03/08/2044	7,743
	2,226	5.75%, 10/12/2110	2,622
	476	5.88%, 02/17/2014	494
MXN	2,125	7.75%, 12/14/2017	202
MXN	6,916	9.50%, 12/18/2014	619
			23,392
		Netherlands - 0.5%
		Netherlands (Kingdom of)
EUR	655	2.25%, 07/15/2022	927
EUR	1,180	4.00%, 07/15/2018	1,820
EUR	500	4.50%, 07/15/2017	770
			3,517
		Norway - 0.0%
		Norway (Kingdom of)
NOK	1,545	3.75%, 05/25/2021	306

		Panama - 0.7%
		Panama (Republic of)
	875	7.25%, 03/15/2015 ╦	974
	1,770	8.88%, 09/30/2027 ╦	2,829
	440	9.38%, 04/01/2029	747
			4,550
		Peru - 0.9%
		Peru (Republic of)
PEN	650	7.84%, 08/12/2020	308
	2,800	8.75%, 11/21/2033 ╦	4,788
	900	9.88%, 02/06/2015 ╦	1,040
			6,136

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 32.4% - (continued)
		Philippines - 1.9%
		Philippines (Republic of)
	$1,760	6.38%, 01/15/2032 ╦	$2,381
	6,315	10.63%, 03/16/2025 ╦	10,822
			13,203
		Poland - 0.5%
		Poland (Republic of)
PLN	3,445	4.66%, 01/25/2014 ○	1,068
PLN	6,005	5.25%, 10/25/2017 - 10/25/2020	2,127
PLN	1,555	5.75%, 10/25/2021	587
			3,782
		Russia - 2.4%
		Russia (Federation of)
	1,400	3.25%, 04/04/2017 §	1,480
	3,400	3.63%, 04/29/2015 §	3,562
	3,100	5.00%, 04/29/2020 §	3,577
	2,861	7.50%, 03/31/2030 §	3,599
		Russian Federation
	2,360	12.75%, 06/24/2028 §	4,625
			16,843
		Singapore - 0.1%
		Singapore (Republic of)
SGD	940	3.75%, 09/01/2016	852

		South Africa - 0.9%
		South Africa (Republic of)
	205	6.50%, 06/02/2014	217
	2,855	6.88%, 05/27/2019 ╦	3,562
ZAR	1,000	7.00%, 02/28/2031	108
ZAR	7,230	8.00%, 12/21/2018	890
ZAR	1,730	8.25%, 09/15/2017	212
ZAR	6,160	10.50%, 12/21/2026	913
			5,902
		Spain - 0.9%
		Spain (Kingdom of)
EUR	1,025	3.30%, 10/31/2014	1,388
EUR	280	3.80%, 01/31/2017	384
EUR	2,000	4.50%, 01/31/2018	2,815
EUR	1,340	5.50%, 04/30/2021	1,977
			6,564
		Sweden - 0.3%
		Sweden (Kingdom of)
SEK	3,940	1.50%, 11/13/2023	602
SEK	6,690	3.75%, 08/12/2017	1,149
SEK	2,810	4.25%, 03/12/2019	508
			2,259
		Switzerland - 0.1%
		Switzerland (Republic of)
CHF	160	2.00%, 05/25/2022	195
CHF	270	3.00%, 01/08/2018	330
			525
		Turkey - 3.0%
		Turkey (Republic of)
	5,225	5.13%, 03/25/2022	5,970
	530	5.63%, 03/30/2021	621
	4,260	6.00%, 01/14/2041	5,123
	3,140	7.25%, 03/15/2015	3,462
	3,440	7.50%, 07/14/2017	4,149
TRY	1,000	10.00%, 06/17/2015	610
TRY	785	10.50%, 01/15/2020	544
			20,479
		Ukraine - 0.3%
		Ukraine (Government of)
	1,990	6.25%, 06/17/2016 §	1,945

		United Kingdom - 0.4%
		United Kingdom (Government of)
GBP	580	1.00%, 09/07/2017	916
GBP	115	1.75%, 09/07/2022	180
GBP	1,005	2.00%, 01/22/2016	1,632
			2,728
		Venezuela - 2.3%
		Venezuela (Republic of)
	5,170	7.00%, 12/01/2018 §	4,808
	2,380	8.25%, 10/13/2024 §	2,146
	4,320	11.95%, 08/05/2031 §	4,758
	3,615	12.75%, 08/23/2022 §	4,127
			15,839
		Total foreign government obligations
		(cost $217,206)	$224,983

SENIOR FLOATING RATE INTERESTS ♦ - 19.3%
		Accommodation and Food Services - 0.5%
		Caesars Entertainment Operating Co., Inc.
	$1,397	4.49%, 01/28/2018	$1,248
	1,935	9.50%, 10/31/2016	1,962
			3,210
		Administrative Waste Management and Remediation - 0.5%
		Acosta, Inc.
	1,107	5.00%, 03/02/2018	1,123
		ADS Waste Holdings, Inc.
	434	4.25%, 10/09/2019	439
		Affinia Group, Inc.
	115	04/11/2016 ◊☼	116
		Audio Visual Services Group, Inc.
	1,264	6.75%, 11/09/2018	1,283
		Brickman Group Holdings, Inc.
	698	5.50%, 10/14/2016	707
			3,668
		Agriculture, Construction, Mining and Machinery - 0.1%
		Pro Mach, Inc.
	410	5.00%, 07/06/2017	412

		Air Transportation - 0.3%
		AWAS Finance Luxembourg S.aár.l.
	565	4.75%, 07/16/2018	568
		Delta Air Lines, Inc.
	613	5.25%, 10/18/2018	620

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 19.3% - (continued)
	Air Transportation - 0.3% - (continued)
	Delta Air Lines, Inc., Term Loan
$990	5.50%, 04/20/2017	$1,003
		2,191
	Apparel Manufacturing - 0.1%
	J. Crew Group, Inc.
990	4.00%, 03/07/2018	1,000

	Arts, Entertainment and Recreation - 1.2%
	Affinity Gaming LLC
564	5.50%, 11/09/2017	573
	Formula One Holdings
921	6.00%, 04/30/2019	935
	FoxCo Acquisition LLC
264	5.50%, 07/14/2017	268
	Golden Nugget, Inc.
289	7.32%, 06/22/2014 Þ	279
	Golden Nugget, Inc., Delayed Draw
161	7.36%, 06/22/2014 Þ	156
	Kabel Deutschland Holding AG
1,550	3.25%, 02/01/2019	1,557
	MGM Resorts International
918	4.25%, 12/20/2019	931
	Penn National Gaming, Inc.
414	3.75%, 07/16/2018	418
	ROC Finance LLC
422	7.67%, 08/19/2017 Б	433
	Rock Ohio Caesars LLC
96	7.67%, 08/19/2017 ☼	98
	Salem Communications Corp.
165	4.50%, 03/13/2020	167
	Seminole (The) Tribe of Florida, Inc.
310	04/11/2020 ◊☼	312
	Town Sports International LLC
1,214	7.00%, 04/27/2018	1,234
	Tribune Co.
978	4.00%, 12/31/2019	989
		8,350
	Chemical Manufacturing - 0.6%
	Chemtura Corp.
184	5.50%, 08/29/2016	186
	Cytec Industries, Inc.
34	09/20/2019 ◊	35
	DuPont Performance Coatings, Inc.
165	4.75%, 02/01/2020	167
	Ineos US Finance LLC
1,014	5.47%, 05/04/2018	1,025
	Monarch, Inc.
191	8.25%, 09/12/2019 - 03/12/2020	195
	Pinnacle Operating Corp.
510	04/29/2020 ◊☼	511
905	6.75%, 11/15/2018	917
	PQ Corp.
1,027	4.50%, 08/07/2017	1,038
		4,074
	Computer and Electronic Product Manufacturing - 0.9%
	Aeroflex, Inc.
462	5.75%, 05/09/2018	466
	CDW LLC
110	04/30/2020 ◊☼	111
1,940	4.00%, 07/15/2017 ☼	1,941
	Ceridian Corp.
986	6.00%, 05/09/2017	1,003
	Freescale Semiconductor, Inc.
1,500	5.00%, 03/01/2020	1,521
	NXP Semiconductors N.V.
1,017	4.75%, 01/10/2020	1,040
		6,082
	Construction - 0.1%
	Aluma Systems, Inc.
189	6.25%, 10/23/2018 ◊	191
	Brand Energy & Infrastructure Services, Inc.
786	5.28%, 10/23/2018	796
		987
	Educational Services - 0.0%
	Bright Horizons Family Solutions, Inc.
175	4.00%, 01/30/2020	176

	Electrical Equipment, Appliance Manufacturing - 0.3%
	WESCO Distribution, Inc.
1,995	4.50%, 12/12/2019	2,015

	Finance and Insurance - 1.3%
	Asurion LLC
844	4.50%, 05/24/2019	853
	Chrysler Group LLC
1,292	6.00%, 05/24/2017	1,308
	Cooper Gay Swett & Crawford Ltd.
340	04/05/2020 ◊☼	343
	Evertec LLC
405	04/11/2020 ◊☼	404
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
1,528	9.35%, 11/29/2013	1,498
	Nuveen Investments, Inc.
2,041	5.20%, 05/13/2017	2,064
	Ocwen Financial Corp.
350	5.00%, 02/15/2018	355
	USI Insurance Services LLC
419	5.25%, 12/27/2019	424
	Walter Investment Management
1,412	5.75%, 11/28/2017	1,435
		8,684
	Food Manufacturing - 0.3%
	Advance Pierre Foods, Inc.
400	5.75%, 07/10/2017	406
	Dole Food Co., Inc.
360	04/25/2020 ◊☼	362
250	8.50%, 12/07/2018 ◊	252
	H. J. Heinz Co.
610	03/27/2020 ◊☼	615
	Hostess Brands, Inc.
185	6.75%, 03/21/2020	189
	U.S. Foodservice, Inc.
268	5.75%, 03/31/2017	271
		2,095

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 19.3% - (continued)
	Food Services - 0.5%
	Dunkin' Brands, Inc.
$735	3.75%, 02/14/2020	$742
	Landry's, Inc.
713	6.00%, 04/24/2018	723
	OSI Restaurant Partners, Inc.
1,297	3.50%, 10/23/2019	1,304
	Wendy's International, Inc.
746	4.51%, 05/15/2019	750
		3,519
	Furniture and Related Product Manufacturing - 0.3%
	AOT Bedding Super Holdings LLC
519	5.00%, 10/01/2019	525
	Tempur-Pedic International, Inc.
968	5.00%, 03/18/2020	983
	Wilsonart International Holding LLC
808	4.78%, 10/31/2019 ☼	811
		2,319
	Health Care and Social Assistance - 1.9%
	Alkermes, Inc.
443	4.50%, 09/25/2019	443
	American Renal Holdings, Inc.
520	8.50%, 02/14/2020	524
	Aptalis Pharma, Inc.
2,228	5.50%, 02/10/2017	2,248
	Bausch & Lomb, Inc.
908	5.25%, 05/17/2019	918
	Catalent Pharma Solutions, Inc.
260	12/31/2017 ◊☼	263
302	5.01%, 09/15/2017	305
	Convatec, Inc.
180	5.00%, 12/22/2016	183
	DaVita, Inc.
434	4.00%, 11/01/2019	438
	HCA, Inc., Tranche B-3 Term Loan
1,000	3.50%, 05/01/2018	1,000
	Health Management Associates, Inc.
975	4.50%, 11/16/2018	983
	Hologic, Inc.
243	4.66%, 08/01/2019	246
	IMS Health, Inc.
390	3.75%, 09/01/2017	394
	Jazz Pharmaceuticals, Inc.
284	5.25%, 06/12/2018	288
	Kinetic Concepts, Inc.
483	5.50%, 05/04/2018	490
	MultiPlan, Inc.
863	4.00%, 08/26/2017	871
	Par Pharmeceutical Cos., Inc.
423	4.25%, 09/30/2019	427
	Sheridan Healthcare, Inc.
591	4.50%, 06/29/2018	598
	Sheridan Holdings, Inc.
286	9.00%, 07/01/2019	291
	Truven Health Analytics, Inc.
278	5.75%, 06/06/2019	281
	US Renal Care, Inc.
918	6.25%, 07/03/2019	932
616	10.25%, 01/03/2020	628
	Warner Chilcott Corp., Term Loan B-1
159	4.25%, 03/15/2018	161
	Warner Chilcott Corp., Term Loan B-2
56	4.25%, 03/15/2018	57
	Warner Chilcott Corp., Term Loan B-3
125	4.25%, 03/15/2018	127
	Warner Chilcott plc
69	4.25%, 03/15/2018	70
		13,166
	Information - 4.1%
	Alcatel-Lucent
100	6.25%, 06/29/2016	101
100	7.25%, 01/30/2019	102
	Charter Communications Operating LLC
510	04/10/2020 ◊☼	509
941	4.00%, 05/15/2019	944
	Crown Castle International Corp.
445	3.25%, 01/31/2019	448
	Decision Insight Information Group I, Inc.
1,718	7.00%, 01/04/2017	1,736
	Emdeon, Inc.
115	3.75%, 11/02/2018 ☼	116
247	5.00%, 11/02/2018	250
	Epicor Software Corp.
742	5.00%, 05/16/2018	754
	First Data Corp.
623	4.20%, 03/24/2017 - 09/30/2018	621
	First Data Corp., Extended 1st Lien Term Loan
2,000	4.21%, 03/23/2018	1,992
	Integra Telecom, Inc.
245	6.00%, 02/22/2019	250
	Intelsat Jackson Holdings S.A.
1,241	4.50%, 04/02/2018	1,256
	Kronos, Inc.
2,374	4.50%, 10/30/2019	2,403
670	8.65%, 04/30/2020	707
	Lawson Software, Inc.
993	5.25%, 04/05/2018	1,008
	Leap Wireless International, Inc.
515	4.75%, 03/01/2020	517
	Level 3 Financing, Inc.
960	5.25%, 08/01/2019	972
	MetroPCS Wireless, Inc., Term Loan B3
792	4.00%, 03/17/2018	792
	MISYS plc
896	7.25%, 12/12/2018	910
	MModal, Inc.
746	6.75%, 08/16/2019	729
	Nine Entertainment Group Ltd
410	3.50%, 02/05/2020	411
	Northland Cable Television, Inc.
1,913	7.75%, 12/30/2016	1,865
	Novell, Inc.
555	7.25%, 11/22/2017	561
	RedPrairie Corp.
324	6.75%, 12/21/2018	331

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 19.3% - (continued)
	Information - 4.1% - (continued)
	Sorenson Communications, Inc.
$1,010	8.76%, 10/31/2014	$1,026
	Syniverse Holdings, Inc.
913	4.51%, 04/23/2019	920
	UPC Financing Partnership
355	4.00%, 01/31/2021	359
	Virgin Media Finance plc
3,275	02/15/2020 ◊☼	3,276
	Warner Music Group Corp.
514	4.78%, 11/01/2018	520
	Web.com Group, Inc.
1,226	5.50%, 10/27/2017	1,236
	West Corp.
853	4.25%, 06/30/2018	866
	WideOpenWest Finance LLC
263	4.75%, 03/26/2019	266
		28,754
	Media - 0.4%
	Gray Television, Inc.
323	4.40%, 10/12/2019	328
	Primedia, Inc.
1,965	7.50%, 01/13/2018	1,955
	Univision Communications, Inc.
640	4.75%, 03/01/2020	645
		2,928
	Mining - 0.6%
	American Rock Salt Co. LLC
545	5.50%, 04/25/2017	546
	Arch Coal, Inc.
2,027	5.75%, 05/16/2018	2,053
	Fortescue Metals Group Ltd.
1,547	5.54%, 10/18/2017	1,574
		4,173
	Miscellaneous Manufacturing - 0.6%
	DigitalGlobe, Inc.
340	3.75%, 01/31/2020	343
	Hamilton Sundstrand Corp.
499	4.00%, 12/13/2019	502
	Reynolds Group Holdings, Inc.
1,692	4.75%, 09/28/2018	1,718
	Sequa Automotive Group
499	6.25%, 11/15/2018	504
	Sequa Corp.
261	5.25%, 06/19/2017	265
	TransDigm Group, Inc.
495	3.75%, 02/28/2020	502
		3,834
	Motor Vehicle and Parts Manufacturing - 0.3%
	Allison Transmission, Inc.
541	4.25%, 08/23/2019	548
	Federal Mogul Corp., Tranche B Term Loan
459	2.17%, 12/29/2014	435
	Federal Mogul Corp., Tranche C Term Loan
234	2.17%, 12/28/2015	222
	Navistar, Inc.
206	7.00%, 08/17/2017	210
	SRAM LLC
671	4.78%, 06/07/2018	676
	Tower International, Inc.
190	04/16/2020 ◊☼	192
		2,283
	Other Services - 0.1%
	Alliance Laundry Systems LLC
517	4.50%, 12/10/2018	522

	Petroleum and Coal Products Manufacturing - 0.2%
	Dynegy Midwest Generation LLC
106	9.25%, 08/05/2016 ◊	106
	Dynegy Power LLC
212	04/16/2020 ◊☼	212
	Dynegy, Inc.
133	04/15/2020 ◊☼	133
	Plains Exploration & Production Co.
375	3.91%, 11/30/2019	375
	Samson Investment Co.
410	6.00%, 09/25/2018	415
		1,241
	Pipeline Transportation - 0.3%
	EP Energy LLC
1,135	4.03%, 04/30/2019	1,148
670	5.00%, 05/24/2018	673
	NGPL Pipeco LLC
583	6.75%, 09/15/2017	591
		2,412
	Plastics and Rubber Products Manufacturing - 0.4%
	Berry Plastics Holding Corp.
495	7.32%, 04/03/2015	497
	Consolidated Container Co.
960	5.00%, 07/03/2019	973
	Goodyear (The) Tire & Rubber Co.
900	4.25%, 04/30/2019	907
	Tricorbraun, Inc.
382	5.51%, 05/03/2018	383
		2,760
	Primary Metal Manufacturing - 0.3%
	Novelis, Inc.
1,194	3.75%, 03/10/2017	1,213
	WireCo WorldGroup, Inc.
567	5.90%, 02/15/2017	574
		1,787
	Professional, Scientific and Technical Services - 0.6%
	Advantage Sales & Marketing, Inc.
1,226	8.25%, 06/17/2018	1,229
	AlixPartners LLP
591	4.50%, 06/30/2019	597
236	10.75%, 12/27/2019	242
	Getty Images, Inc.
539	4.47%, 10/18/2019	546
	Paradigm Ltd., Term Loan B1
647	4.75%, 07/30/2019	653
	Paradigm Ltd., Term Loan B2
270	10.50%, 07/30/2020	274
	SunGard Data Systems, Inc.
160	4.50%, 01/31/2020	161

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 19.3% - (continued)
	Professional, Scientific and Technical Services - 0.6% - (continued)
	Visant Corp.
$486	5.25%, 12/22/2016	$472
		4,174
	Real Estate, Rental and Leasing - 0.4%
	Avis Budget Car Rental LLC
499	3.75%, 03/15/2019	505
	Delos Aircraft, Inc.
240	4.75%, 04/12/2016	241
	Fly Leasing Ltd.
858	6.75%, 08/08/2018	869
	Realogy Corp.
156	8.32%, 10/05/2013	156
	Realogy Corp., Extended 1st Lien Term Loan B
742	4.56%, 03/05/2020	750
	Realogy Corp., Extended Credit Linked Deposit
48	3.26%, 10/10/2016	49
		2,570
	Retail Trade - 1.5%
	American Builders & Contractors Supply Co.
180	3.50%, 04/05/2020	181
	August LUXUK Holding Co.
129	6.25%, 04/27/2018	130
113	9.47%, 04/26/2019	114
	August U.S. Holding Co., Inc.
100	5.76%, 04/27/2018	100
87	10.50%, 04/26/2019	88
	BJ's Wholesale Club, Inc.
648	4.25%, 09/26/2019	653
	EB Sports Corp.
3,845	11.50%, 12/31/2015 Þ	3,806
	FleetPride, Inc.
798	5.25%, 11/19/2019	794
	Michaels Stores, Inc.
525	3.75%, 01/28/2020	530
	Neiman (The) Marcus Group, Inc.
1,065	4.75%, 05/16/2018	1,073
	Party City Holdings, Inc.
547	4.25%, 07/27/2019	551
	Rite Aid Corp.
290	4.00%, 02/21/2020	293
325	5.75%, 08/21/2020	337
	Sports (The) Authority, Inc.
825	7.50%, 11/16/2017	829
	Sprouts Farmers Markets Holdings LLC
315	04/12/2020 ◊☼	316
	Supervalu, Inc.
435	6.25%, 03/21/2019	442
		10,237
	Truck Transportation - 0.2%
	Nexeo Solutions LLC
1,060	5.00%, 09/09/2017	1,065
	Swift Transportation Co., Inc.
637	4.00%, 12/21/2017	647
		1,712
	Utilities - 0.4%
	Calpine Corp.
608	4.50%, 10/09/2019	615
	Energy Transfer Equity L.P.
450	3.75%, 03/24/2017	452
	LSP Madison Funding LLC
335	5.50%, 06/28/2019	339
	Star West Generation LLC
540	5.00%, 03/13/2020	550
	Texas Competitive Electric Holdings Co. LLC
900	4.73%, 10/10/2017	662
	TPF Generation Holdings LLC, Second Lien Term Loan
146	9.60%, 12/21/2014	146
		2,764
	Total senior floating rate interests
	(cost $131,809)	$134,099

U.S. GOVERNMENT AGENCIES - 13.4%
	FHLMC - 3.8%
$9,004	2.23%, 08/25/2018 ►	$827
2,051	2.50%, 08/25/2020 ►	165
6,334	2.53%, 10/25/2020 ►	123
5,000	3.50%, 05/15/2043 ☼	5,315
7,900	4.00%, 05/15/2043 ☼	8,434
3,500	4.50%, 05/15/2043 ☼	3,748
2,401	4.77%, 05/15/2037 ►	416
2,200	5.00%, 05/15/2043 ☼	2,361
4,152	5.50%, 10/01/2036 - 12/01/2038 ╦	4,484
1,613	7.23%, 12/15/2036 ►	255
		26,128
	FNMA - 2.7%
765	2.14%, 11/01/2022 ╦	771
545	2.15%, 10/01/2022 ╦	551
268	2.20%, 12/01/2022	271
154	2.28%, 11/01/2022 ‡	157
129	2.34%, 11/01/2022	132
116	2.40%, 10/01/2022 ╦	119
104	2.42%, 11/01/2022	107
104	2.47%, 11/01/2022 ‡	108
2,000	2.50%, 05/12/2028 ☼	2,091
747	2.72%, 06/25/2042 ►	123
2,300	3.50%, 05/15/2028 - 05/15/2043 ☼	2,447
2,635	4.00%, 05/15/2028 - 01/01/2042 ╦☼	2,817
3,013	5.00%, 08/01/2037 ╦	3,280
3,357	5.50%, 04/01/2038 - 05/15/2043 ╦	3,688
2,483	5.69%, 09/25/2040 ►	419
1,247	6.00%, 09/01/2039 - 05/15/2043 ╦☼	1,363
2,368	9.81%, 10/25/2036 ►	416
		18,860
	GNMA - 6.9%
8,500	3.00%, 05/15/2043 ☼	9,045
16,200	3.50%, 05/15/2043 ☼	17,636
3,032	4.00%, 10/20/2040 - 05/15/2043 ☼	3,323
8,569	4.50%, 09/15/2033 - 05/15/2043 ☼	9,450
2,500	5.00%, 05/15/2043 ☼	2,732

The accompanying notes are an integral part of these financial statements.

18

Shares or Principal Amount ╬		Market Value ╪
U.S. GOVERNMENT AGENCIES - 13.4% - (continued)
	GNMA - 6.9% - (continued)
$5,193	6.00%, 03/15/2032 - 04/15/2043	$5,882
		48,068
	Total U.S. government agencies
	(cost $92,535)	$93,056

U.S. GOVERNMENT SECURITIES - 4.1%
U.S. Treasury Securities - 4.1%
	U.S. Treasury Bonds - 0.5%
$170	3.13%, 02/15/2043 ‡	$178
2,295	5.38%, 02/15/2031 ‡	3,280
		3,458
	U.S. Treasury Notes - 3.6%
650	0.38%, 04/15/2015 □	652
13,949	0.88%, 12/31/2016 - 01/31/2018 □‡Θ	14,129
760	1.00%, 08/31/2016 ‡	776
7,715	1.88%, 09/30/2017 ‡	8,158
1,010	2.13%, 08/15/2021 □	1,069
		24,784
		28,242
	Total U.S. government securities
	(cost $27,867)	$28,242

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
Foreign Exchange Contracts - 0.0%
	USD Call/CNY Put
1,452	Expiration: 06/26/2013	$—

Interest Rate Contracts - 0.0%
	U.S. Treasury 30-Year Bond Future Option
—	Expiration: 05/28/2013, Exercise Price: $150.00	8

	Total call options purchased
	(cost $19)	$8

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
Foreign Exchange Contracts - 0.0%
		AUD Put/USD Call
AUD	427	Expiration: 05/09/2013	$—
		EUR Put/USD Call
EUR	242	Expiration: 08/01/2013	5
		GBP Put/USD Call
GBP	11	Expiration: 09/17/2013æ	1
GBP	11	Expiration: 09/24/2013Ð	1
			7
		Total put options purchased
		(cost $13)	$7

COMMON STOCKS - 0.0%
		Energy - 0.0%
	83,644	KCA Deutag ⌂●†	$395

		Materials - 0.0%
	—	LyondellBasell Industries Class A	2

		Total common stocks
		(cost $1,135)	$397

PREFERRED STOCKS - 0.2%
		Diversified Financials - 0.2%
	12	Citigroup Capital XIII	$330
	10	GMAC Capital Trust I ۞	274
			604
		Telecommunication Services - 0.0%
	3	Intelsat S.A., 5.75% ۞	148

		Total preferred stocks
		(cost $710)	$752

		Total long-term investments
		(cost $720,936)	$745,358

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 2.3%
Repurchase Agreements - 2.3%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $628, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $641)
$628	0.17%, 4/30/2013	$628
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $1,713, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $1,747)
1,713	0.15%, 4/30/2013	1,713
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,298, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $3,364)
3,298	0.15%, 4/30/2013	3,298
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,581, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $4,673)
4,581	0.14%, 4/30/2013	4,581
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $824, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $840)
824	0.17%, 4/30/2013	824

The accompanying notes are an integral part of these financial statements.

19

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 2.3% - (continued)
Repurchase Agreements - 2.3% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,791, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $2,847)
$2,791	0.14%, 4/30/2013		$2,791
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,963, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $2,002)
1,963	0.17%, 4/30/2013		1,963
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $35, collateralized by U.S. Treasury Note 3.88%, 2018, value of $36)
35	0.13%, 4/30/2013		35
			15,833
	Total short-term investments
	(cost $15,833)		$15,833

	Total investments
	(cost $736,769) ▲	109.7%	$761,191
	Other assets and liabilities	(9.7)%	(67,341)
	Total net assets	100.0%	$693,850

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $737,674 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$30,284
Unrealized Depreciation	(6,767)
Net Unrealized Appreciation	$23,517

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $395, which represents 0.1% of total net assets.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $3,405 of cash as collateral in connection with swap contracts. In addition, cash of $9,240 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $8,201, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

Þ	This security may pay interest in additional principal instead of cash.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $72,017, which represents 10.4% of total net assets.

The accompanying notes are an integral part of these financial statements.

20

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $46,796, which represents 6.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	83,644	KCA Deutag	$1,134

At April 30, 2013, the aggregate value of these securities was $395, which represents 0.1% of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2013.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $69,661 at April 30, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2013, the aggregate value of the unfunded commitment was $3,852 , which represents 0.6% of total net assets.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

æ	This security has limitations. If the U.S. Dollar per British Pound exchange rate is less than or equal to the barrier level of 1.39 at any point during the contract period, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Ð	This security has limitations. If the U.S. Dollar per British Pound exchange rate is less than or equal to the barrier level of 1.41 at any point during the contract period, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2013 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	23	06/17/2013	$2,928	$2,979	$51
Australian 3-Year Bond Future	25	06/17/2013	2,822	2,848	26
Canadian Government 10-Year Bond Future	14	06/19/2013	1,842	1,900	58
Euro-BOBL Future	4	06/06/2013	668	668	–
Euro-BTP Future	18	06/06/2013	2,610	2,749	139
Euro-BUND Future	3	06/06/2013	579	579	–
Euro-OAT Future	14	06/06/2013	2,544	2,577	33
Euro-Schatz Future	26	06/06/2013	3,791	3,792	1
U.S. Treasury 2-Year Note Future	202	06/28/2013	44,529	44,566	37
U.S. Treasury 30-Year Bond Future	136	06/19/2013	20,059	20,179	120
U.S. Treasury 5-Year Note Future	751	06/28/2013	93,149	93,605	456
U.S. Treasury CME Ultra Long Term Bond Future	37	06/19/2013	6,083	6,081	(2)
					$919
Short position contracts:
Euro BUXL 30-Year Bond Future	7	06/06/2013	$1,260	$1,278	$(18)
Japan 10-Year Bond Future	21	06/11/2013	31,172	31,134	38
Japan 10-Year Mini Bond Future	2	06/10/2013	297	297	–
Long Gilt Future	7	06/26/2013	1,302	1,305	(3)
U.S. Treasury 10-Year Note Future	711	06/19/2013	94,849	94,818	31
					$48
					$967

* The number of contracts does not omit 000's.

Θ	At April 30, 2013, this security, or a portion of this security, is designated to cover written call options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*		Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
USD Call/CNY Put (SCB)	Foreign Exchange	6.78 CNY	06/26/2013	CNY	1,452,000	$–	$5	$5

* The number of contracts does not omit 000's.  Number of contracts shown in  U.S. dollars unless otherwise noted.

Securities Sold Short Outstanding at April 30, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$2,800	05/15/2043	$3,023	$12
FNMA TBA, 3.00%	29,000	05/15/2043	30,332	(152)
FNMA TBA, 4.00%	24,300	05/15/2043	26,008	(21)
FNMA TBA, 5.50%	2,300	05/15/2043	2,501	5
GNMA TBA, 3.00%	4,400	05/15/2042	4,676	(46)
			$66,540	$(202)

At April 30, 2013, the aggregate value of these securities represents 9.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

22

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.06	BCLY		$430	(0.32)%	07/25/45	$243	$112	$(131)
ABX.HE.AAA.06	BCLY		2,199	(0.18)%	07/25/45	223	35	(188)
ABX.HE.AAA.06	GSC		5,845	(0.18)%	07/25/45	524	94	(430)
ABX.HE.AAA.06	MSC		2,509	(0.18)%	07/25/45	262	40	(222)
ABX.HE.AAA.06-1	MSC		1,261	(0.18)%	07/25/45	25	20	(5)
ABX.HE.PENAAA.06	BOA		348	(0.11)%	05/25/46	79	59	(20)
ABX.HE.PENAAA.06	CSI		1,738	(0.11)%	05/25/46	523	293	(230)
ABX.HE.PENAAA.06	JPM		17	(0.11)%	05/25/46	5	3	(2)
ABX.HE.PENAAA.06-2	JPM		313	(0.11)%	05/25/46	56	53	(3)
ABX.HE.PENAAA.07	BCLY		1,594	(0.09)%	08/25/37	669	524	(145)
ABX.HE.PENAAA.07-1	JPM		398	(0.09)%	08/25/37	138	131	(7)
CDX.NA.HY.20	BCLY		4,265	(5.00)%	06/20/18	(200)	(262)	(62)
CDX.NA.HY.20	GSC		3,405	(5.00)%	06/20/18	(145)	(210)	(65)
CDX.NA.HY.20	JPM		6,205	(5.00)%	06/20/18	(270)	(381)	(111)
CDX.NA.HY.20	MSC		7,300	(5.00)%	06/20/18	(302)	(449)	(147)
CMBX.NA.A.1	DEUT		1,230	(0.35)%	10/12/52	562	467	(95)
CMBX.NA.A.1	GSC		435	(0.35)%	10/12/52	197	166	(31)
CMBX.NA.A.1	MSC		1,470	(0.35)%	10/12/52	608	559	(49)
CMBX.NA.AA.1	CSI		1,165	(0.25)%	10/12/52	266	207	(59)
CMBX.NA.AA.1	DEUT		1,400	(0.25)%	10/12/52	296	249	(47)
CMBX.NA.AA.1	JPM		2,465	(0.25)%	10/12/52	488	439	(49)
CMBX.NA.AA.1	UBS		3,190	(0.25)%	10/12/52	689	567	(122)
CMBX.NA.AA.2	BOA		1,665	(0.15)%	03/15/49	632	554	(78)
CMBX.NA.AA.2	JPM		1,470	(0.15)%	03/15/49	554	490	(64)
CMBX.NA.AJ.1	DEUT		300	(0.84)%	10/12/52	21	17	(4)
CMBX.NA.AJ.1	JPM		735	(0.84)%	10/12/52	52	41	(11)
CMBX.NA.AJ.1	MSC		535	(0.84)%	10/12/52	37	30	(7)
CMBX.NA.AJ.4	MSC		1,470	(0.96)%	02/17/51	528	392	(136)
CMBX.NA.AM.2	CSI		1,665	(0.50)%	03/15/49	102	65	(37)
CMBX.NA.AM.2	DEUT		1,665	(0.50)%	03/15/49	96	65	(31)
CMBX.NA.AM.2	MSC		2,945	(0.50)%	03/15/49	145	115	(30)
CMBX.NA.AM.3	CSI		1,560	(0.50)%	12/13/49	156	112	(44)
CMBX.NA.AM.3	MSC		1,380	(0.50)%	12/13/49	125	99	(26)
CMBX.NA.AM.4	BCLY		275	(0.50)%	02/17/51	45	23	(22)
CMBX.NA.AM.4	MSC		2,670	(0.50)%	02/17/51	428	221	(207)
ITRX.EUR.19	GSC	EUR	28,040	(1.00)%	06/20/23	1,849	1,349	(500)
ITRX.XOV.19	DEUT	EUR	815	(5.00)%	06/20/18	(28)	(48)	(20)
ITRX.XOV.19	GSC	EUR	1,950	(5.00)%	06/20/18	(10)	(115)	(105)
ITRX.XOV.19	MSC	EUR	9,390	(5.00)%	06/20/18	(219)	(554)	(335)
Total						$9,449	$5,572	$(3,877)
Sell protection:
ABX.HE.AAA.06	CSI		$472	0.11%	05/25/46	$(154)	$(124)	$30
ABX.HE.AAA.06	JPM		472	0.11%	05/25/46	(153)	(124)	29
ABX.HE.AAA.06-2	JPM		838	0.11%	05/25/46	(245)	(220)	25
CDX.EM.19	DEUT		10,200	5.00%	06/20/18	1,301	1,307	6
CDX.EM.19	DEUT		22,625	5.00%	06/20/18	2,973	2,900	(73)
CDX.EM.19	GSC		3,875	5.00%	06/20/18	515	496	(19)
CDX.NA.HY.20	GSC		20,830	1.00%	06/20/18	115	254	139
CDX.NA.IG.19	GSC		27,380	1.00%	12/20/17	14	423	409
CMBX.NA.AA.4	CSI		415	1.65%	02/17/51	(265)	(252)	13
CMBX.NA.AA.4	MSC		4,020	1.65%	02/17/51	(2,507)	(2,441)	66
CMBX.NA.AAA.3	JPM		2,545	0.08%	12/13/49	(111)	(52)	59
CMBX.NA.AAA.5	MSC		2,500	0.35%	02/15/51	(134)	(62)	72
CMBX.NA.AAA.6	BOA		865	0.50%	05/11/63	(30)	(22)	8

The accompanying notes are an integral part of these financial statements.

23

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	CSI		$635	0.50%	05/11/63	$(22)	$(16)	$6
CMBX.NA.AAA.6	JPM		4,995	0.50%	05/11/63	(165)	(124)	41
CMBX.NA.AAA.6	UBS		3,305	0.50%	05/11/63	(88)	(82)	6
CMBX.NA.AAA.6	UBS		2,355	0.50%	05/11/63	(53)	(58)	(5)
CMBX.NA.AJ.3	BCLY		210	1.47%	12/13/49	(76)	(54)	22
CMBX.NA.AJ.3	CSI		1,295	1.47%	12/13/49	(407)	(333)	74
CMBX.NA.AJ.3	MSC		2,695	1.47%	12/13/49	(788)	(692)	96
CMBX.NA.AJ.3	UBS		975	1.47%	12/13/49	(383)	(250)	133
CMBX.NA.BB.6	CSI		200	5.00%	05/11/63	(10)	(4)	6
CMBX.NA.BB.6	CSI		1,285	5.00%	05/11/63	(4)	(28)	(24)
CMBX.NA.BB.6	GSC		350	5.00%	05/11/63	(17)	(8)	9
CMBX.NA.BB.6	JPM		65	5.00%	05/11/63	2	(1)	(3)
CMBX.NA.BB.6	MSC		3,530	5.00%	05/11/63	(225)	(77)	148
CMBX.NA.BB.6	MSC		310	5.00%	05/11/63	8	(6)	(14)
CMBX.NA.BB.6	UBS		320	5.00%	05/11/63	(16)	(7)	9
CMBX.NA.BB.6	UBS		1,065	5.00%	05/11/63	13	(23)	(36)
CMBX.NA.BBB-.6	CSI		440	3.00%	05/11/63	(25)	(7)	18
CMBX.NA.BBB-.6	MSC		315	3.00%	05/11/63	(18)	(5)	13
ITRX.EUR.19	GSC	EUR	28,305	1.00%	06/20/18	(262)	29	291
PrimeX.ARM.1	CSI		113	4.42%	06/25/36	10	12	2
PrimeX.ARM.1	MSC		914	4.42%	06/25/36	55	98	43
PrimeX.ARM.2	BCLY		346	4.58%	12/25/37	(2)	12	14
PrimeX.ARM.2	MSC		1,607	4.58%	06/25/36	(118)	56	174
PrimeX.ARM.2	MSC		1,721	4.58%	12/25/37	57	60	3
Total						$(1,215)	$575	$1,790
Total traded indices						$8,234	$6,147	$(2,087)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	CSI		$5,180	1.00% / 1.08%	12/20/17	$(110)	$(19)	$91
Bank of America Corp.	GSC		9,200	1.00% / 1.03%	09/20/17	(639)	(10)	629
Citigroup, Inc.	GSC		9,850	1.00% / 0.88%	09/20/17	(642)	52	694
Citigroup, Inc.	GSC		4,450	1.00% / 0.93%	12/20/17	(80)	14	94
Goldman Sachs Group, Inc.	CSI		2,665	1.00% / 1.10%	12/20/17	(82)	(13)	69
Goldman Sachs Group, Inc.	UBS		4,600	1.00% / 1.04%	09/20/17	(339)	(8)	331
Morgan Stanley	BCLY		4,600	1.00% / 1.21%	09/20/17	(516)	(41)	475
Morgan Stanley	GSC		2,810	1.00% / 1.27%	12/20/17	(143)	(34)	109
Total						$(2,551)	$(59)	$2,492
						$5,683	$6,088	$405

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

24

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.77% Fixed	6M EURIBOR	EUR	7,650	01/22/23	$–	$(300)	$(300)
BCLY	1.88% Fixed	6M GBP LIBOR	GBP	125	11/08/22	–	(2)	(2)
BCLY	3M STIBOR	2.25% Fixed	SEK	64,800	01/22/23	–	179	179
BOA	2.65% Fixed	6M JPY LIBOR	JPY	14,465	03/08/43	–	(3)	(3)
BOA	3M CAD BA CDOR	1.59% Fixed	CAD	7,750	04/29/18	–	8	8
CSI	0.82% Fixed	6M JPY LIBOR	JPY	16,740	02/18/23	1	(1)	(2)
DEUT	0.40% Fixed	3M USD LIBOR		1,715	03/20/15	–	(2)	(2)
DEUT	0.51% Fixed	3M USD LIBOR		3,270	02/05/15	–	(5)	(5)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	16,735	02/18/23	–	(1)	(1)
GSC	0.54% Fixed	3M USD LIBOR		1,570	02/05/15	–	(3)	(3)
GSC	0.91% Fixed	6M LIBOR GBP	GBP	5,150	04/29/18	–	4	4
GSC	2.75% Fixed	6M WIBOR PLN	PLN	550	06/19/15	–	–	–
GSC	3.00% Fixed	3M LIBOR		175	06/19/43	1	(7)	(8)
GSC	3.15% Fixed	6M WIBOR PLN	PLN	575	06/19/15	–	(2)	(2)
GSC	6M EURIBOR	0.39% Fixed	EUR	130	06/19/15	–	–	–
JPM	0.40% Fixed	3M USD LIBOR		1,780	03/20/15	–	(2)	(2)
JPM	0.54% Fixed	3M USD LIBOR		1,705	02/05/15	–	(3)	(3)
JPM	2.00% Fixed	3M LIBOR		2,000	03/20/23	(12)	(32)	(20)
JPM	3.16% Fixed	6M WIBOR PLN	PLN	1,150	06/19/15	–	(4)	(4)
JPM	6M EURIBOR	0.48% Fixed	EUR	270	06/19/15	–	–	–
JPM	6M EURIBOR	0.51% Fixed	EUR	135	06/19/15	–	1	1
MSC	2.59% Fixed	6M JPY LIBOR	JPY	18,190	03/22/43	–	(2)	(2)
						$(10)	$(177)	$(167)

* Notional shown in U.S. dollars unless otherwise noted.

Spreadlock Swap Contracts Outstanding at April 30, 2013

Counterparty	Strike	Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	0.80%*	20,000	09/20/13	$–	$(4)	$(4)

*	This is a spreadlock swap between the 10-Year interest rate swap curve and the yield to maturity on a 30-Year FNMA. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS (constant maturity swap curve) rate is greater than 0.80%, the Fund will receive money from the counterparty based on this differential. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.80%, the Fund will pay the counterparty.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/2013	UBS	$191	$191	$–
AUD	Buy	05/31/2013	WEST	2,556	2,585	29
AUD	Sell	05/31/2013	CBA	33	34	(1)
AUD	Sell	05/31/2013	CBK	140	140	–
AUD	Sell	05/01/2013	JPM	4	4	–
AUD	Sell	05/31/2013	NAB	33	33	–
AUD	Sell	05/31/2013	WEST	260	263	(3)
BRL	Buy	08/02/2013	GSC	853	852	(1)
CAD	Buy	05/31/2013	BCLY	3,973	4,047	74
CAD	Buy	05/31/2013	UBS	172	172	–
CAD	Sell	05/22/2013	BCLY	117	119	(2)
CAD	Sell	05/31/2013	BCLY	341	347	(6)
CAD	Sell	05/01/2013	JPM	1	1	–
CHF	Buy	05/31/2013	CSFB	19	19	–
CHF	Buy	05/31/2013	DEUT	102	102	–
CHF	Sell	05/31/2013	CSFB	69	70	(1)
CHF	Sell	05/31/2013	JPM	75	75	–
CZK	Buy	05/31/2013	JPM	5	5	–
CZK	Buy	05/31/2013	RBS	64	65	1
CZK	Sell	05/31/2013	JPM	10	10	–
DKK	Buy	05/31/2013	RBC	206	208	2
EUR	Buy	05/31/2013	BCLY	25,848	26,205	357
EUR	Buy	05/31/2013	BNP	1,653	1,673	20
EUR	Buy	05/31/2013	CBK	186	187	1
EUR	Buy	05/31/2013	DEUT	123	123	–
EUR	Buy	05/31/2013	DEUT	171	171	–
EUR	Buy	05/31/2013	GSC	171	171	–
EUR	Buy	05/31/2013	JPM	72	72	–
EUR	Sell	05/31/2013	BCLY	138	140	(2)
EUR	Sell	05/31/2013	CBK	33	33	–
EUR	Sell	05/31/2013	DEUT	68	69	(1)
EUR	Sell	05/01/2013	JPM	8	8	–
EUR	Sell	05/31/2013	JPM	5	5	–
EUR	Sell	06/19/2013	JPM	1,728	1,756	(28)
EUR	Sell	05/31/2013	RBS	66	67	(1)
EUR	Sell	05/31/2013	UBS	442	447	(5)
GBP	Buy	05/31/2013	CBK	171	172	1
GBP	Buy	05/31/2013	UBS	5,876	5,984	108
GBP	Buy	05/31/2013	UBS	211	210	(1)
GBP	Sell	05/31/2013	CBK	323	325	(2)
GBP	Sell	05/01/2013	JPM	–	–	–
GBP	Sell	05/31/2013	UBS	453	461	(8)
HUF	Buy	05/31/2013	CBK	35	35	–
HUF	Sell	05/31/2013	BNP	66	67	(1)
INR	Buy	05/31/2013	JPM	68	69	1
JPY	Buy	05/07/2013	BCLY	256	256	–
JPY	Buy	05/31/2013	BNP	1,251	1,276	25
JPY	Buy	05/31/2013	CBK	140	140	–
JPY	Buy	05/31/2013	NAB	29,352	29,934	582
JPY	Sell	05/31/2013	BCLY	257	257	–
JPY	Sell	05/31/2013	CBK	68	68	–
JPY	Sell	05/31/2013	DEUT	197	197	–
JPY	Sell	05/01/2013	JPM	26	26	–
JPY	Sell	05/31/2013	JPM	34	34	–
KRW	Buy	05/31/2013	JPM	175	175	–
KRW	Sell	05/31/2013	BCLY	291	296	(5)

The accompanying notes are an integral part of these financial statements.

26

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
MXN	Buy	05/31/2013	DEUT	$117	$117	$–
MXN	Buy	05/31/2013	RBC	275	279	4
MXN	Sell	05/31/2013	RBC	204	207	(3)
MYR	Buy	05/31/2013	UBS	102	102	–
MYR	Sell	05/31/2013	JPM	136	136	–
NGN	Buy	11/25/2013	CBK	6,348	6,633	285
NOK	Buy	05/31/2013	DEUT	99	99	–
NOK	Buy	05/31/2013	MSC	8,181	8,368	187
PLN	Buy	05/31/2013	BNP	371	371	–
PLN	Sell	05/31/2013	DEUT	112	112	–
PLN	Sell	05/31/2013	UBS	340	343	(3)
SEK	Buy	05/31/2013	CSFB	71	72	1
SEK	Buy	05/31/2013	DEUT	65	66	1
SEK	Sell	05/02/2013	CSFB	71	72	(1)
SEK	Sell	05/31/2013	UBS	9,826	10,021	(195)
SGD	Sell	05/31/2013	JPM	397	400	(3)
ZAR	Buy	05/31/2013	CSFB	480	497	17
ZAR	Sell	05/31/2013	CBK	70	70	–
						$1,423

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Other Abbreviations:
CAD BA CDOR	Canadian Bankers Acceptance Dealer Offered Rate
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
STIBOR	Stockholm Interbank Offer Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

28

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$131,859	$–	$108,620	$23,239
Call Options Purchased	8	8	–	–
Common Stocks ‡	397	2	–	395
Corporate Bonds	131,955	–	131,893	62
Foreign Government Obligations	224,983	469	224,514	–
Preferred Stocks	752	752	–	–
Put Options Purchased	7	–	7	–
Senior Floating Rate Interests	134,099	–	134,099	–
U.S. Government Agencies	93,056	–	93,056	–
U.S. Government Securities	28,242	178	28,064	–
Short-Term Investments	15,833	–	15,833	–
Total	$761,191	$1,409	$736,086	$23,696
Credit Default Swaps *	4,456	–	4,456	–
Foreign Currency Contracts *	1,696	–	1,696	–
Futures *	990	990	–	–
Interest Rate Swaps *	192	–	192	–
Written Options *	5	–	5	–
Total	$7,339	$990	$6,349	$–
Liabilities:
Securities Sold Short	$66,540	$–	$66,540	$–
Total	$66,540	$–	$66,540	$–
Credit Default Swaps *	4,051	–	4,051	–
Foreign Currency Contracts *	273	–	273	–
Futures *	23	23	–	–
Interest Rate Swaps *	359	–	359	–
Spreadlock Swaps *	4	–	4	–
Total	$4,710	$23	$4,687	$–

♦	For the six-month period ended April 30, 2013, investments valued at $500 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

29

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$17,395	$1,204	$2,098	†	$993	$11,220	$(8,079)	$—	$(1,592)	$23,239
Common Stocks	693	—	(298	)‡	—	—	—	—	—	395
Corporate Bonds	3,042	75	(102	)§	(3)	10	(2,960)	—	—	62
U.S. Government Agencies	2,178	—	—		—	—	—	—	(2,178)	—
Total	$23,308	$1,279	$1,698		$990	$11,230	$(11,039)	$—	$(3,770)	$23,696

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $2,545.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $(298).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $3.

The accompanying notes are an integral part of these financial statements.

30

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $736,769)	$761,191
Cash	3,487	*
Foreign currency on deposit with custodian (cost $107)	107
Unrealized appreciation on foreign currency contracts	1,696
Unrealized appreciation on swap contracts	4,648
Receivables:
Investment securities sold	105,276
Fund shares sold	740
Dividends and interest	6,122
Variation margin	85
Swap premiums paid	15,688
Other assets	74
Total assets	899,114
Liabilities:
Unrealized depreciation on foreign currency contracts	273
Unrealized depreciation on swap contracts	4,414
Securities sold short, at market value (proceeds $66,338)	66,540
Payables:
Investment securities purchased	112,866
Fund shares redeemed	1,538
Investment management fees	61
Dividends	113
Administrative fees	—
Distribution fees	41
Collateral received from broker	9,240
Variation margin	61
Accrued expenses	81
Swap premiums received	10,015
Written options (proceeds $5)	—
Other liabilities	21
Total liabilities	205,264
Net assets	$693,850
Summary of Net Assets:
Capital stock and paid-in-capital	$666,191
Undistributed net investment income	659
Accumulated net realized gain	144
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	26,856
Net assets	$693,850

* Cash of $3,405 was pledged as collateral for open swap contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

31

The Hartford Strategic Income Fund
Statements of Assets and Liabilities – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.52/$9.97
Shares outstanding	22,130
Net assets	$210,584
Class B: Net asset value per share	$9.51
Shares outstanding	1,203
Net assets	$11,449
Class C: Net asset value per share	$9.53
Shares outstanding	19,356
Net assets	$184,537
Class I: Net asset value per share	$9.55
Shares outstanding	9,044
Net assets	$86,327
Class R3: Net asset value per share	$9.51
Shares outstanding	18
Net assets	$175
Class R4: Net asset value per share	$9.51
Shares outstanding	15
Net assets	$142
Class R5: Net asset value per share	$9.51
Shares outstanding	12
Net assets	$115
Class Y: Net asset value per share	$9.51
Shares outstanding	21,090
Net assets	$200,521

The accompanying notes are an integral part of these financial statements.

32

The Hartford Strategic Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$23
Interest	16,013
Less: Foreign tax withheld	(18)
Total investment income	16,018
Expenses:
Investment management fees	1,858
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	138
Class B	11
Class C	80
Class I	42
Class R3	—
Class R4	—
Class Y	2
Distribution fees
Class A	270
Class B	59
Class C	975
Class R3	—
Class R4	—
Custodian fees	19
Accounting services fees	69
Registration and filing fees	52
Board of Directors' fees	8
Audit fees	8
Other expenses	43
Total expenses (before waivers)	3,634
Expense waivers	(26)
Total waivers	(26)
Total expenses, net	3,608
Net Investment Income	12,410
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,654
Net realized gain on purchased options	2,591
Net realized loss on securities sold short	(333)
Net realized loss on futures	(1,421)
Net realized gain on written options	3,305
Net realized loss on swap contracts	(2,233)
Net realized loss on foreign currency contracts	(7,838)
Net realized gain on other foreign currency transactions	172
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	897
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	5,608
Net unrealized depreciation of purchased options	(1)
Net unrealized depreciation of securities sold short	(178)
Net unrealized appreciation of futures	1,022
Net unrealized depreciation of written options	(385)
Net unrealized depreciation of swap contracts	(148)
Net unrealized appreciation of foreign currency contracts	1,356
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(4)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	7,270
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,167
Net Increase in Net Assets Resulting from Operations	$20,577

The accompanying notes are an integral part of these financial statements.

33

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$12,410	$21,928
Net realized gain on investments, other financial instruments and foreign currency transactions	897	20,163
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	7,270	15,049
Net Increase in Net Assets Resulting from Operations	20,577	57,140
Distributions to Shareholders:
From net investment income
Class A	(4,220)	(7,605)
Class B	(184)	(395)
Class C	(3,071)	(5,896)
Class I	(1,884)	(3,572)
Class R3	(3)	(4)
Class R4	(3)	(4)
Class R5	(3)	(4)
Class Y	(3,830)	(2,875)
Total from net investment income	(13,198)	(20,355)
From net realized gain on investments
Class A	(6,363)	(574)
Class B	(353)	(40)
Class C	(5,982)	(558)
Class I	(2,850)	(234)
Class R3	(4)	—
Class R4	(4)	—
Class R5	(3)	(1)
Class Y	(4,823)	(16)
Total from net realized gain on investments	(20,382)	(1,423)
Total distributions	(33,580)	(21,778)
Capital Share Transactions:
Class A	(5,128)	17,416
Class B	(781)	(1,487)
Class C	(20,744)	15,230
Class I	(16,500)	29,348
Class R3	36	33
Class R4	13	25
Class R5	6	5
Class Y	32,039	156,606
Net increase (decrease) from capital share transactions	(11,059)	217,176
Net Increase (Decrease) in Net Assets	(24,062)	252,538
Net Assets:
Beginning of period	717,912	465,374
End of period	$693,850	$717,912
Undistributed (distribution in excess of) net investment income (loss)	$659	$1,447

The accompanying notes are an integral part of these financial statements.

34

The Hartford Strategic Income Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

35

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

36

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test).

37

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at April 30, 2013
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	04/11/2013	$818
Discounted cash flow	Life expectancy (in months)	2 - 407 (31)	24,421
	Internal rate of return	1.0% - 50.4% (12.8%)
Common Stocks:
Market comparable companies	Enterprise Value/EBITDA(3)	3.00x to 7.65x for Platform Services	395
		3.97x to 6.87x for Land Drilling
		5.72x to 7.99x MODU
		5.61x to 6.98x Bentec
Corportate Bonds:
Evaluated bid	Prior day valuation	Not Applicable	62
Total			$23,696

(1) Significant changes to any unobservable inputs may result in a significant change to the fair value.

(2) Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.

(3) EBITDA for each business is estimated for fiscal year ended 2013.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

38

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Dividends from net investment income are declared and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

39

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that

40

is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are

41

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options and written options contracts as of April 30, 2013. Transactions involving written options contracts during the six-month period ended April 30, 2013, are summarized below:

42

Options Contract Activity During the Six-Month Period Ended April 30, 2013:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	168,562,000	$967
Written	219,281,978	1,352
Expired	(386,390,000)	(2,040)
Closed	(1,978)	(274)
Exercised	—	—
End of Period	1,452,000	$5

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	167,110,000	$874
Written	219,286,712	1,627
Expired	(386,390,000)	(1,783)
Closed	(6,712)	(718)
Exercised	—	—
End of Period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

43

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swaps as of April 30, 2013.

44

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$8	$7	$—	$—	$—	$—	$15
Unrealized appreciation on foreign currency contracts	—	1,696	—	—	—	—	1,696
Unrealized appreciation on swap contracts	192	—	4,456	—	—	—	4,648
Variation margin receivable *	85	—	—	—	—	—	85
Total	$285	$1,703	$4,456	$—	$—	$—	$6,444

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$273	$—	$—	$—	$—	$273
Unrealized depreciation on swap contracts	363	—	4,051	—	—	—	4,414
Variation margin payable *	61	—	—	—	—	—	61
Written options, market value	—	—	—	—	—	—	—
Total	$424	$273	$4,051	$—	$—	$—	$4,748

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $967 as reported in the Schedule of Investments.

The ratio of futures contracts to net assets at April 30, 2013 was 31.00%, compared to the six-month period ended April 30, 2013 period, average net assets of 24.41%. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity durning the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased options	$2,223	$368	$—	$—	$—	$—	$2,591
Net realized loss on futures	(1,421)	—	—	—	—	—	(1,421)
Net realized gain (loss) on written options	(518)	—	3,823	—	—	—	3,305
Net realized gain (loss) on swap contracts	56	—	(2,289)	—	—	—	(2,233)
Net realized loss on foreign currency contracts	—	(7,838)	—	—	—	—	(7,838)
Total	$340	$(7,470)	$1,534	$—	$—	$—	$(5,596)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased options	$1	$(2)	$—	$—	$—	$—	$(1)
Net change in unrealized appreciation of futures	1,022	—	—	—	—	—	1,022
Net change in unrealized appreciation (depreciation) of written options	—	1	(386)	—	—	—	(385)
Net change in unrealized appreciation (depreciation) of swap contracts	(176)	—	28	—	—	—	(148)
Net change in unrealized appreciation of foreign currency contracts	—	1,356	—	—	—	—	1,356
Total	$847	$1,355	$(358)	$—	$—	$—	$1,844

45

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to

46

wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$20,376	$21,163
Long-Term Capital Gains ‡	1,423	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$14,743
Undistributed Long-Term Capital Gain	7,351
Unrealized Appreciation *	18,708
Total Accumulated Earnings	$40,802

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(2,187)
Accumulated Net Realized Gain (Loss)	1,999
Capital Stock and Paid-in-Capital	188

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

47

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services

48

to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $304 and contingent deferred sales charges of $17 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any

49

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	67%
Class R4	80
Class R5	100
Class Y	0

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	22%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$793,921
Sales Proceeds Excluding U.S. Government Obligations	734,540
Cost of Purchases for U.S. Government Obligations	20,106
Sales Proceeds for U.S. Government Obligations	117,534

50

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,685	1,077	(4,306)	—	(544)	7,418	810	(6,357)	—	1,871
Amount	$25,459	$10,156	$(40,743)	$—	$(5,128)	$69,479	$7,554	$(59,617)	$—	$17,416
Class B
Shares	89	52	(223)	—	(82)	220	37	(414)	—	(157)
Amount	$844	$487	$(2,112)	$—	$(781)	$2,051	$349	$(3,887)	$—	$(1,487)
Class C
Shares	1,362	865	(4,411)	—	(2,184)	6,120	582	(5,044)	—	1,658
Amount	$12,933	$8,168	$(41,845)	$—	$(20,744)	$57,285	$5,435	$(47,490)	$—	$15,230
Class I
Shares	1,445	398	(3,569)	—	(1,726)	6,702	326	(3,886)	—	3,142
Amount	$13,742	$3,770	$(34,012)	$—	$(16,500)	$62,768	$3,052	$(36,472)	$—	$29,348
Class R3
Shares	3	1	(1)	—	3	4	—	—	—	4
Amount	$38	$7	$(9)	$—	$36	$33	$4	$(4)	$—	$33
Class R4
Shares	1	1	(1)	—	1	3	1	(1)	—	3
Amount	$11	$7	$(5)	$—	$13	$29	$4	$(8)	$—	$25
Class R5
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$6	$—	$—	$6	$—	$5	$—	$—	$5
Class Y
Shares	8,452	918	(5,938)	—	3,432	21,775	306	(5,172)	—	16,909
Amount	$79,741	$8,653	$(56,355)	$—	$32,039	$202,452	$2,891	$(48,737)	$—	$156,606
Total
Shares	14,037	3,312	(18,449)	—	(1,100)	42,242	2,063	(20,874)	—	23,431
Amount	$132,768	$31,254	$(175,081)	$—	$(11,059)	$394,097	$19,294	$(196,215)	$—	$217,176

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	17	$156
For the Year Ended October 31, 2012	52	$486

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

51

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

52

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53

The Hartford Strategic Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (D)
A	$9.70	$0.17	$0.11	$0.28	$(0.18)	$(0.28)	$–	$(0.46)	$9.52
B	9.70	0.14	0.10	0.24	(0.15)	(0.28)	–	(0.43)	9.51
C	9.72	0.14	0.10	0.24	(0.15)	(0.28)	–	(0.43)	9.53
I	9.73	0.18	0.12	0.30	(0.20)	(0.28)	–	(0.48)	9.55
R3	9.70	0.16	0.10	0.26	(0.17)	(0.28)	–	(0.45)	9.51
R4	9.70	0.17	0.10	0.27	(0.18)	(0.28)	–	(0.46)	9.51
R5	9.70	0.19	0.10	0.29	(0.20)	(0.28)	–	(0.48)	9.51
Y	9.69	0.19	0.11	0.30	(0.20)	(0.28)	–	(0.48)	9.51

For the Year Ended October 31, 2012 (D)
A	9.20	0.37	0.51	0.88	(0.35)	(0.03)	–	(0.38)	9.70
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	–	(0.31)	9.70
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	–	(0.31)	9.72
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	–	(0.41)	9.73
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	–	(0.35)	9.70
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	–	(0.38)	9.70
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	–	(0.41)	9.70
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	–	(0.41)	9.69

For the Year Ended October 31, 2011
A	9.22	0.48	(0.01)	0.47	(0.49)	–	–	(0.49)	9.20
B	9.21	0.41	–	0.41	(0.42)	–	–	(0.42)	9.20
C	9.23	0.42	(0.02)	0.40	(0.42)	–	–	(0.42)	9.21
I	9.24	0.51	(0.02)	0.49	(0.51)	–	–	(0.51)	9.22
R3(G)	9.10	0.04	0.08	0.12	(0.02)	–	–	(0.02)	9.20
R4(G)	9.10	0.04	0.09	0.13	(0.03)	–	–	(0.03)	9.20
R5(G)	9.10	0.04	0.09	0.13	(0.03)	–	–	(0.03)	9.20
Y	9.21	0.51	–	0.51	(0.52)	–	–	(0.52)	9.20

For the Year Ended October 31, 2010
A	8.69	0.56	0.51	1.07	(0.54)	–	–	(0.54)	9.22
B	8.69	0.49	0.50	0.99	(0.47)	–	–	(0.47)	9.21
C	8.70	0.49	0.52	1.01	(0.48)	–	–	(0.48)	9.23
I	8.71	0.58	0.51	1.09	(0.56)	–	–	(0.56)	9.24
Y	8.69	0.60	0.49	1.09	(0.57)	–	–	(0.57)	9.21

For the Year Ended October 31, 2009
A	7.35	0.53	1.33	1.86	(0.52)	–	–	(0.52)	8.69
B	7.35	0.46	1.33	1.79	(0.45)	–	–	(0.45)	8.69
C	7.36	0.47	1.33	1.80	(0.46)	–	–	(0.46)	8.70
I	7.37	0.54	1.34	1.88	(0.54)	–	–	(0.54)	8.71
Y	7.35	0.57	1.32	1.89	(0.55)	–	–	(0.55)	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	(2.39)	(1.74)	(0.66)	–	–	(0.66)	7.35
B	9.75	0.58	(2.40)	(1.82)	(0.58)	–	–	(0.58)	7.35
C	9.76	0.59	(2.40)	(1.81)	(0.59)	–	–	(0.59)	7.36
I	9.77	0.69	(2.41)	(1.72)	(0.68)	–	–	(0.68)	7.37
Y	9.76	0.69	(2.41)	(1.72)	(0.69)	–	–	(0.69)	7.35

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on September 30, 2011.

54

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

3.03	%(E)	$210,584	0.97	%(F)	0.95	%(F)	3.67	%(F)	32%
2.54	(E)	11,449	1.78	(F)	1.70	(F)	2.91	(F)	–
2.54	(E)	184,537	1.68	(F)	1.68	(F)	2.93	(F)	–
3.15	(E)	86,327	0.68	(F)	0.68	(F)	3.91	(F)	–
2.78	(E)	175	1.37	(F)	1.25	(F)	3.37	(F)	–
2.92	(E)	142	1.02	(F)	0.95	(F)	3.67	(F)	–
3.07	(E)	115	0.69	(F)	0.65	(F)	3.97	(F)	–
3.11	(E)	200,521	0.60	(F)	0.60	(F)	4.04	(F)	–

9.80		219,909	0.98		0.96		3.90		121
8.96		12,461	1.78		1.72		3.17		–
9.11		209,271	1.69		1.69		3.17		–
10.18		104,759	0.70		0.70		4.11		–
9.47		141	1.34		1.27		3.56		–
9.79		132	1.02		0.97		3.88		–
10.12		112	0.71		0.67		4.20		–
10.08		171,127	0.60		0.60		3.82		–

5.20		191,353	0.98		0.98		5.27		156
4.51		13,259	1.78		1.75		4.52		–
4.43		183,209	1.71		1.71		4.50		–
5.47		70,365	0.71		0.71		5.47		–
1.34	(E)	101	1.33	(F)	1.30	(F)	5.14	(F)	–
1.37	(E)	101	1.03	(F)	1.00	(F)	5.43	(F)	–
1.40	(E)	101	0.73	(F)	0.70	(F)	5.72	(F)	–
5.69		6,885	0.63		0.63		5.50		–

12.74		196,945	0.97		0.97		6.26		158
11.72		15,110	1.77		1.77		5.48		–
11.89		155,499	1.70		1.70		5.53		–
12.98		60,203	0.71		0.71		6.53		–
12.99		8,272	0.62		0.62		6.70		–

26.24		146,738	1.00		1.00		6.70		164
25.20		14,397	1.83		1.83		5.87		–
25.30		120,513	1.74		1.74		5.98		–
26.48		45,664	0.75		0.75		7.00		–
26.69		15,036	0.65		0.65		7.22		–

(19.02)		79,242	0.97		0.61		7.14		132
(19.66)		6,308	1.81		1.45		6.33		–
(19.62)		67,863	1.75		1.38		6.40		–
(18.77)		24,508	0.75		0.38		7.37		–
(18.85)		36,751	0.67		0.30		7.49		–

55

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

56

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

57

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

58

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.10	$4.78	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class B	$1,000.00	$1,022.20	$8.53	$1,000.00	$1,016.36	$8.51	1.70	181	365
Class C	$1,000.00	$1,022.30	$8.40	$1,000.00	$1,016.49	$8.38	1.68	181	365
Class I	$1,000.00	$1,028.40	$3.44	$1,000.00	$1,021.40	$3.43	0.68	181	365
Class R3	$1,000.00	$1,023.60	$6.28	$1,000.00	$1,018.59	$6.27	1.25	181	365
Class R4	$1,000.00	$1,026.10	$4.78	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class R5	$1,000.00	$1,027.60	$3.27	$1,000.00	$1,021.57	$3.26	0.65	181	365
Class Y	$1,000.00	$1,027.90	$2.99	$1,000.00	$1,021.84	$2.98	0.60	181	365

59

The Hartford Strategic Income Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Strategic Income Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

60

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

61

The Hartford Strategic Income Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

62

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-SI13 4/13 114001 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2010 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview  9/30/05 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Target Retirement 2010 A#	5.87%	7.41%	4.10%	4.77%
Target Retirement 2010 A##		1.51%	2.93%	3.99%
Target Retirement 2010 R3#	5.67%	7.21%	3.91%	4.62%
Target Retirement 2010 R4#	5.95%	7.59%	4.23%	4.90%
Target Retirement 2010 R5#	5.89%	7.63%	4.32%	5.00%
Target Retirement 2010 Y#	5.89%	7.54%	4.29%	5.00%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.60%
MSCI All Country World Index	13.78%	15.69%	2.09%	5.50%

†	Not Annualized
▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2010 Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2010 Class A	1.00%	1.36%
Target Retirement 2010 Class R3	1.30%	1.70%
Target Retirement 2010 Class R4	1.00%	1.40%
Target Retirement 2010 Class R5	0.80%	1.10%
Target Retirement 2010 Class Y	0.80%	1.00%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 5.87%, before sales charge, for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 6.12%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose .02% while shorter term yields declined anywhere between ..02% - .08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 41% equities and 59% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to

3

The Hartford Target Retirement 2010 Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

fixed income and overweight to equities contributed as equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the World Bond, Capital Appreciation and Total Return Bond Funds more than offset weak benchmark-relative performance in the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.8%
The Hartford Capital Appreciation Fund, Class Y	5.4
The Hartford Dividend and Growth Fund, Class Y	10.2
The Hartford Emerging Markets Research Fund, Class Y	4.0
The Hartford Global Real Asset Fund, Class Y	8.7
The Hartford Inflation Plus Fund, Class Y	13.2
The Hartford International Opportunities Fund, Class Y	9.0
The Hartford International Small Company Fund, Class Y	3.1
The Hartford MidCap Value Fund, Class Y	1.8
The Hartford Money Market Fund, Class Y	1.0
The Hartford Small Company Fund, Class Y	1.8
The Hartford Strategic Income Fund, Class Y	3.9
The Hartford Total Return Bond Fund, Class Y	9.9
The Hartford World Bond Fund, Class Y	15.0
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2010 Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.8%
EQUITY FUNDS - 44.0%
59	The Hartford Capital Appreciation Fund, Class Y		$2,548
205	The Hartford Dividend and Growth Fund, Class Y		4,845
211	The Hartford Emerging Markets Research Fund, Class Y		1,877
395	The Hartford Global Real Asset Fund, Class Y		4,140
257	The Hartford International Opportunities Fund, Class Y		4,272
95	The Hartford International Small Company Fund, Class Y		1,486
55	The Hartford MidCap Value Fund, Class Y		844
36	The Hartford Small Company Fund, Class Y		845
			20,857
	Total equity funds
	(cost $17,819)		$20,857

FIXED INCOME FUNDS - 55.8%
590	The Hartford Alternative Strategies Fund, Class Y		$6,085
507	The Hartford Inflation Plus Fund, Class Y		6,249
467	The Hartford Money Market Fund, Class Y●		467
193	The Hartford Strategic Income Fund, Class Y		1,840
426	The Hartford Total Return Bond Fund, Class Y		4,721
655	The Hartford World Bond Fund, Class Y		7,103
			26,465
	Total fixed income funds
	(cost $26,297)		$26,465

	Total investments in affiliated investment companies
	(cost $44,116)		$47,322

	Total long-term investments
	(cost $44,116)		$47,322

	Total investments
	(cost $44,116) ▲	99.8%	$47,322
	Other assets and liabilities	0.2%	74
	Total net assets	100.0%	$47,396

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $44,339 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,079
Unrealized Depreciation	(96)
Net Unrealized Appreciation	$2,983

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$47,322	$47,322	$–	$–
Total	$47,322	$47,322	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $44,116)	$47,322
Receivables:
Investment securities sold	99
Fund shares sold	24
Dividends and interest	12
Other assets	58
Total assets	47,515
Liabilities:
Payables:
Investment securities purchased	8
Fund shares redeemed	99
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	8
Total liabilities	119
Net assets	$47,396
Summary of Net Assets:
Capital stock and paid-in-capital	$43,232
Distributions in excess of net investment loss	(892)
Accumulated net realized gain	1,850
Unrealized appreciation of investments	3,206
Net assets	$47,396

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.33/$10.93
Shares outstanding	606
Net assets	$6,262
Class R3: Net asset value per share	$10.26
Shares outstanding	1,470
Net assets	$15,087
Class R4: Net asset value per share	$10.33
Shares outstanding	2,284
Net assets	$23,582
Class R5: Net asset value per share	$10.34
Shares outstanding	229
Net assets	$2,363
Class Y: Net asset value per share	$10.32
Shares outstanding	10
Net assets	$102

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$587
Total investment income	587

Expenses:
Investment management fees	37
Administrative services fees
Class R3	16
Class R4	18
Class R5	1
Transfer agent fees
Class A	4
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	9
Class R3	39
Class R4	29
Custodian fees	—
Accounting services fees	3
Registration and filing fees	21
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	188
Expense waivers	(106)
Total waivers	(106)
Total expenses, net	82
Net Investment Income	505
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	913
Net realized gain on investments in underlying affiliated funds	1,161
Net Realized Gain on Investments	2,074
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	214
Net Changes in Unrealized Appreciation of Investments	214
Net Gain on Investments	2,288
Net Increase in Net Assets Resulting from Operations	$2,793

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$505	$584
Net realized gain on investments	2,074	2,490
Net unrealized appreciation of investments	214	1,072
Net Increase in Net Assets Resulting from Operations	2,793	4,146
Distributions to Shareholders:
From net investment income
Class A	(271)	(197)
Class R3	(545)	(262)
Class R4	(841)	(403)
Class R5	(87)	(61)
Class Y	(6)	(4)
Total from net investment income	(1,750)	(927)
From net realized gain on investments
Class A	(273)	—
Class R3	(553)	—
Class R4	(765)	—
Class R5	(77)	—
Class Y	(6)	—
Total from net realized gain on investments	(1,674)	—
Total distributions	(3,424)	(927)
Capital Share Transactions:
Class A	(2,059)	(534)
Class R3	(2,934)	4,671
Class R4	140	5,028
Class R5	41	(353)
Class Y	(69)	4
Net increase (decrease) from capital share transactions	(4,881)	8,816
Net Increase (Decrease) in Net Assets	(5,512)	12,035
Net Assets:
Beginning of period	52,908	40,873
End of period	$47,396	$52,908
Undistributed (distribution in excess of) net investment income (loss)	$(892)	$353

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2010 Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

10

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

11

The Hartford Target Retirement 2010 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$927	$584

12

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$353
Undistributed Long-Term Capital Gain	1,673
Unrealized Appreciation *	2,769
Total Accumulated Earnings	$4,795

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$93
Accumulated Net Realized Gain (Loss)	(93)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $626 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2010 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.30%	1.00%	0.80%	0.80%

14

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $11 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	5
Class Y	100

15

The Hartford Target Retirement 2010 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$7,390
Sales Proceeds Excluding U.S. Government Obligations	14,311

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	63	54	(320)	—	(203)	199	21	(270)	—	(50)
Amount	$642	$542	$(3,243)	$—	$(2,059)	$1,970	$196	$(2,700)	$—	$(534)
Class R3
Shares	159	110	(557)	—	(288)	1,236	28	(792)	—	472
Amount	$1,599	$1,098	$(5,631)	$—	$(2,934)	$12,398	$262	$(7,989)	$—	$4,671
Class R4
Shares	236	161	(380)	—	17	1,015	42	(543)	—	514
Amount	$2,399	$1,606	$(3,865)	$—	$140	$10,126	$403	$(5,501)	$—	$5,028
Class R5
Shares	29	16	(40)	—	5	45	5	(85)	—	(35)
Amount	$286	$164	$(409)	$—	$41	$449	$61	$(863)	$—	$(353)
Class Y
Shares	10	1	(18)	—	(7)	—	1	—	—	1
Amount	$100	$12	$(181)	$—	$(69)	$—	$4	$—	$—	$4
Total
Shares	497	342	(1,315)	—	(476)	2,495	97	(1,690)	—	902
Amount	$5,026	$3,422	$(13,329)	$—	$(4,881)	$24,943	$926	$(17,053)	$—	$8,816

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced

16

Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2010 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$10.44	$0.11	$0.47	$0.58	$(0.35	)(F)	$(0.34)	$–	$(0.69)	$10.33
R3	10.38	0.10	0.45	0.55	(0.33	)(F)	(0.34)	–	(0.67)	10.26
R4	10.45	0.11	0.47	0.58	(0.36	)(F)	(0.34)	–	(0.70)	10.33
R5	10.47	0.11	0.47	0.58	(0.37	)(F)	(0.34)	–	(0.71)	10.34
Y	10.45	0.13	0.45	0.58	(0.37	)(F)	(0.34)	–	(0.71)	10.32

For the Year Ended October 31, 2012 (E)
A	9.81	0.13	0.71	0.84	(0.21)		–	–	(0.21)	10.44
R3	9.75	0.10	0.74	0.84	(0.21)		–	–	(0.21)	10.38
R4	9.82	0.13	0.73	0.86	(0.23)		–	–	(0.23)	10.45
R5	9.83	0.15	0.73	0.88	(0.24)		–	–	(0.24)	10.47
Y	9.82	0.15	0.71	0.86	(0.23)		–	–	(0.23)	10.45

For the Year Ended October 31, 2011 (E)
A	9.59	0.19	0.20	0.39	(0.17)		–	–	(0.17)	9.81
R3	9.55	0.17	0.20	0.37	(0.17)		–	–	(0.17)	9.75
R4	9.60	0.19	0.22	0.41	(0.19)		–	–	(0.19)	9.82
R5	9.61	0.21	0.20	0.41	(0.19)		–	–	(0.19)	9.83
Y	9.60	0.21	0.20	0.41	(0.19)		–	–	(0.19)	9.82

For the Year Ended October 31, 2010 (E)
A	8.50	0.17	1.09	1.26	(0.17)		–	–	(0.17)	9.59
R3	8.48	0.14	1.10	1.24	(0.17)		–	–	(0.17)	9.55
R4	8.51	0.18	1.09	1.27	(0.18)		–	–	(0.18)	9.60
R5	8.51	0.19	1.10	1.29	(0.19)		–	–	(0.19)	9.61
Y	8.50	0.19	1.10	1.29	(0.19)		–	–	(0.19)	9.60

For the Year Ended October 31, 2009 (E)
A(I)	7.24	0.22	1.15	1.37	(0.11)		–	–	(0.11)	8.50
R3	7.23	0.18	1.18	1.36	(0.11)		–	–	(0.11)	8.48
R4	7.23	0.22	1.17	1.39	(0.11)		–	–	(0.11)	8.51
R5	7.24	0.22	1.16	1.38	(0.11)		–	–	(0.11)	8.51
Y	7.23	0.23	1.15	1.38	(0.11)		–	–	(0.11)	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	(3.10)	(2.80)	(0.41)		(0.21)	–	(0.62)	7.24
R3	10.66	0.26	(3.11)	(2.85)	(0.37)		(0.21)	–	(0.58)	7.23
R4	10.66	0.36	(3.17)	(2.81)	(0.41)		(0.21)	–	(0.62)	7.23
R5	10.67	0.37	(3.16)	(2.79)	(0.43)		(0.21)	–	(0.64)	7.24
Y	10.66	0.33	(3.11)	(2.78)	(0.44)		(0.21)	–	(0.65)	7.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	These distributions may be deemed a tax return of capital. Actual amounts and sources of distributions cannot be determined until fiscal year end.
(G)	Not annualized.
(H)	Annualized.
(I)	Classes B and C were merged into Class A on July 24, 2009.
18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

5.87	%(G)	$6,262	0.65	%(H)	0.33	%(H)	2.18	%(H)	15%
5.67	(G)	15,087	1.00	(H)	0.53	(H)	1.93	(H)	–
5.95	(G)	23,582	0.69	(H)	0.23	(H)	2.11	(H)	–
5.89	(G)	2,363	0.40	(H)	0.13	(H)	2.16	(H)	–
5.89	(G)	102	0.29	(H)	0.13	(H)	2.61	(H)	–

8.81		8,445	0.70		0.34		1.30		91
8.75		18,241	1.04		0.49		1.00		–
8.98		23,700	0.74		0.19		1.33		–
9.13		2,348	0.44		0.14		1.51		–
9.02		174	0.34		0.14		1.46		–

4.09		8,424	0.74		0.33		1.96		51
3.93		12,539	1.08		0.48		1.71		–
4.26		17,209	0.77		0.18		1.96		–
4.30		2,541	0.48		0.13		2.11		–
4.31		160	0.37		0.13		2.15		–

15.02		9,738	0.79		0.27		1.86		49
14.87		7,168	1.14		0.42		1.66		–
15.16		10,173	0.85		0.12		2.02		–
15.33		2,361	0.55		0.07		2.09		–
15.34		153	0.45		0.07		2.07		–

19.29		9,342	0.95		0.24		3.00		31
19.24		1,578	1.25		0.39		2.37		–
19.58		9,020	1.03		0.09		3.00		–
19.48		2,051	0.73		0.04		2.99		–
19.56		133	0.65		0.04		3.12		–

(27.74)		6,520	1.02		0.42		2.87		68
(28.14)		8	1.47		0.87		2.70		–
(27.84)		4,823	1.04		0.45		1.67		–
(27.64)		1,131	0.71		0.11		1.86		–
(27.60)		111	0.76		0.16		3.40		–

19

The Hartford Target Retirement 2010 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

21

The Hartford Target Retirement 2010 Fund

Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2010 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,058.70	$1.69	$1,000.00	$1,023.16	$1.66	0.33%	181	365
Class R3	$1,000.00	$1,056.70	$2.70	$1,000.00	$1,022.17	$2.65	0.53	181	365
Class R4	$1,000.00	$1,059.50	$1.18	$1,000.00	$1,023.65	$1.16	0.23	181	365
Class R5	$1,000.00	$1,058.90	$0.66	$1,000.00	$1,024.15	$0.65	0.13	181	365
Class Y	$1,000.00	$1,058.90	$0.66	$1,000.00	$1,024.15	$0.65	0.13	181	365

23

The Hartford Target Retirement 2010 Fund

Approval of New Investment Management and Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2010 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

24

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2010 Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR1013 4/13 114002 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2015 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Target Retirement 2015 R3	6.76%	8.07%	11.75%
Target Retirement 2015 R4	6.96%	8.42%	12.09%
Target Retirement 2015 R5	6.92%	8.46%	12.14%
Target Retirement 2015 Y	6.92%	8.46%	12.14%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	7.26%
MSCI All Country World Index	13.78%	15.69%	13.59%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2015 Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2015 Class R3	1.30%	1.67%
Target Retirement 2015 Class R4	1.00%	1.37%
Target Retirement 2015 Class R5	0.80%	1.07%
Target Retirement 2015 Class Y	0.80%	0.97%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 6.76% for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 7.08%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose .02% while shorter term yields declined anywhere between .02% - .08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 47% equities and 53% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as

3

The Hartford Target Retirement 2015 Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the World Bond, Capital Appreciation and Total Return Bond Funds more than offset weak benchmark-relative performance in the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.9%
The Hartford Capital Appreciation Fund, Class Y	6.5
The Hartford Dividend and Growth Fund, Class Y	12.4
The Hartford Emerging Markets Research Fund, Class Y	4.8
The Hartford Global Real Asset Fund, Class Y	7.6
The Hartford Inflation Plus Fund, Class Y	11.1
The Hartford International Opportunities Fund, Class Y	10.9
The Hartford International Small Company Fund, Class Y	3.9
The Hartford MidCap Value Fund, Class Y	2.1
The Hartford Small Company Fund, Class Y	2.1
The Hartford Strategic Income Fund, Class Y	4.7
The Hartford Total Return Bond Fund, Class Y	8.4
The Hartford World Bond Fund, Class Y	12.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2015 Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 50.3%
87	The Hartford Capital Appreciation Fund, Class Y		$3,748
302	The Hartford Dividend and Growth Fund, Class Y		7,113
308	The Hartford Emerging Markets Research Fund, Class Y		2,734
417	The Hartford Global Real Asset Fund, Class Y		4,379
377	The Hartford International Opportunities Fund, Class Y		6,269
141	The Hartford International Small Company Fund, Class Y		2,206
79	The Hartford MidCap Value Fund, Class Y		1,205
52	The Hartford Small Company Fund, Class Y		1,224
			28,878
	Total equity funds
	(cost $24,428)		$28,878

FIXED INCOME FUNDS - 49.6%
718	The Hartford Alternative Strategies Fund, Class Y		$7,399
516	The Hartford Inflation Plus Fund, Class Y		6,357
286	The Hartford Strategic Income Fund, Class Y		2,716
432	The Hartford Total Return Bond Fund, Class Y		4,782
663	The Hartford World Bond Fund, Class Y		7,186
			28,440
	Total fixed income funds
	(cost $28,168)		$28,440

	Total investments in affiliated investment companies
	(cost $52,596)		$57,318

	Total long-term investments
	(cost $52,596)		$57,318

	Total investments
	(cost $52,596) ▲	99.9%	$57,318
	Other assets and liabilities	0.1%	48
	Total net assets	100.0%	$57,366

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $52,667 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,715
Unrealized Depreciation	(64)
Net Unrealized Appreciation	$4,651

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$57,318	$57,318	$–	$–
Total	$57,318	$57,318	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $52,596)	$57,318
Receivables:
Investment securities sold	2
Fund shares sold	14
Dividends and interest	12
Other assets	51
Total assets	57,397
Liabilities:
Payables:
Investment securities purchased	15
Fund shares redeemed	2
Investment management fees	1
Administrative fees	2
Distribution fees	4
Accrued expenses	7
Total liabilities	31
Net assets	$57,366
Summary of Net Assets:
Capital stock and paid-in-capital	$51,727
Distributions in excess of net investment loss	(923)
Accumulated net realized gain	1,840
Unrealized appreciation of investments	4,722
Net assets	$57,366

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$14.15
Shares outstanding	2,347
Net assets	$33,206
Class R4: Net asset value per share	$14.22
Shares outstanding	1,660
Net assets	$23,592
Class R5: Net asset value per share	$14.23
Shares outstanding	33
Net assets	$466
Class Y: Net asset value per share	$14.23
Shares outstanding	7
Net assets	$102

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$653
Total investment income	653

Expenses:
Investment management fees	42
Administrative services fees
Class R3	33
Class R4	17
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	81
Class R4	28
Custodian fees	—
Accounting services fees	3
Registration and filing fees	19
Board of Directors' fees	2
Audit fees	5
Other expenses	5
Total expenses (before waivers)	235
Expense waivers	(127)
Total waivers	(127)
Total expenses, net	108
Net Investment Income	545
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	945
Net realized gain on investments in underlying affiliated funds	966
Net Realized Gain on Investments	1,911
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,198
Net Changes in Unrealized Appreciation of Investments	1,198
Net Gain on Investments	3,109
Net Increase in Net Assets Resulting from Operations	$3,654

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$545	$526
Net realized gain on investments	1,911	1,244
Net unrealized appreciation of investments	1,198	2,349
Net Increase in Net Assets Resulting from Operations	3,654	4,119
Distributions to Shareholders:
From net investment income
Class R3	(1,036)	(479)
Class R4	(718)	(235)
Class R5	(16)	(37)
Total from net investment income	(1,770)	(751)
From net realized gain on investments
Class R3	(682)	(710)
Class R4	(450)	(290)
Class R5	(37)	(46)
Total from net realized gain on investments	(1,169)	(1,046)
Total distributions	(2,939)	(1,797)
Capital Share Transactions:
Class R3	(1,062)	5,540
Class R4	1,281	10,291
Class R5	(1,307)	(50)
Class Y	100	—
Net increase (decrease) from capital share transactions	(988)	15,781
Net Increase (Decrease) in Net Assets	(273)	18,103
Net Assets:
Beginning of period	57,639	39,536
End of period	$57,366	$57,639
Undistributed (distribution in excess of) net investment income (loss)	$(923)	$302

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$760	$427
Long-Term Capital Gains ‡	1,037	337

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$302
Undistributed Long-Term Capital Gain	1,169
Unrealized Appreciation *	3,453
Total Accumulated Earnings	$4,924

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$70
Accumulated Net Realized Gain (Loss)	(70)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.30%	1.00%	0.80%	0.80%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	36
Class Y	100

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$8,717
Sales Proceeds Excluding U.S. Government Obligations	11,147

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	144	127	(345)	—	(74)	843	94	(523)	—	414
Amount	$1,985	$1,717	$(4,764)	$—	$(1,062)	$11,385	$1,189	$(7,034)	$—	$5,540
Class R4
Shares	229	86	(220)	—	95	1,006	41	(285)	—	762
Amount	$3,181	$1,168	$(3,068)	$—	$1,281	$13,598	$525	$(3,832)	$—	$10,291
Class R5
Shares	6	4	(104)	—	(94)	37	7	(46)	—	(2)
Amount	$86	$53	$(1,446)	$—	$(1,307)	$507	$83	$(640)	$—	$(50)
Class Y
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Total
Shares	386	217	(669)	—	(66)	1,886	142	(854)	—	1,174
Amount	$5,352	$2,938	$(9,278)	$—	$(988)	$25,490	$1,797	$(11,506)	$—	$15,781

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2015 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
R3	$13.98	$0.13	$0.77	$0.90	$(0.44)	$(0.29)	$–	$(0.73)	$14.15
R4	14.06	0.14	0.79	0.93	(0.48)	(0.29)	–	(0.77)	14.22
R5	14.08	0.26	0.67	0.93	(0.49)	(0.29)	–	(0.78)	14.23
Y(H)	13.87	0.01	0.35	0.36	–	–	–	–	14.23

For the Year Ended October 31, 2012
R3	13.43	0.14	1.00	1.14	(0.23)	(0.36)	–	(0.59)	13.98
R4	13.50	0.15	1.04	1.19	(0.27)	(0.36)	–	(0.63)	14.06
R5	13.51	0.19	1.01	1.20	(0.27)	(0.36)	–	(0.63)	14.08

For the Year Ended October 31, 2011 (E)
R3	13.29	0.21	0.31	0.52	(0.16)	(0.22)	–	(0.38)	13.43
R4	13.34	0.26	0.30	0.56	(0.18)	(0.22)	–	(0.40)	13.50
R5	13.35	0.27	0.29	0.56	(0.18)	(0.22)	–	(0.40)	13.51

For the Year Ended October 31, 2010
R3	11.69	0.14	1.62	1.76	(0.16)	–	–	(0.16)	13.29
R4	11.72	0.16	1.64	1.80	(0.18)	–	–	(0.18)	13.34
R5	11.72	0.24	1.57	1.81	(0.18)	–	–	(0.18)	13.35

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.21	1.59	1.80	(0.11)	–	–	(0.11)	11.69
R4	10.00	0.23	1.61	1.84	(0.12)	–	–	(0.12)	11.72
R5	10.00	0.26	1.58	1.84	(0.12)	–	–	(0.12)	11.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 28, 2013.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

6.76	%(F)	$33,206	0.97	%(G)	0.51	%(G)	1.86	%(G)	16%
6.96	(F)	23,592	0.67	(G)	0.21	(G)	2.09	(G)	–
6.92	(F)	466	0.39	(G)	0.11	(G)	3.76	(G)	–
2.60	(F)	102	0.29	(G)	0.11	(G)	0.35	(G)	–

9.00		33,848	0.99		0.47		1.01		90
9.32		22,006	0.69		0.17		1.17		–
9.44		1,785	0.39		0.12		1.41		–

3.95		26,952	1.04		0.47		1.58		52
4.24		10,835	0.74		0.17		1.89		–
4.26		1,749	0.44		0.12		1.99		–

15.16		14,282	1.28		0.40		1.42		37
15.50		7,787	1.01		0.10		1.76		–
15.63		1,499	0.76		0.05		1.87		–

18.33		2,003	2.24		0.37		2.27		15
18.70		1,883	1.92		0.07		2.61		–
18.71		1,459	1.65		0.02		2.67		–

19

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

21

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,067.60	$2.62	$1,000.00	$1,022.26	$2.56	0.51%	181	365
Class R4	$1,000.00	$1,069.60	$1.09	$1,000.00	$1,023.74	$1.07	0.21	181	365
Class R5	$1,000.00	$1,069.20	$0.56	$1,000.00	$1,024.25	$0.55	0.11	181	365
Class Y*	$1,000.00	$1,026.00	$0.19	$1,000.00	$1,008.17	$0.19	0.11	61	365

*	Commenced operations on February 28, 2013.

23

The Hartford Target Retirement 2015 Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2015 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

24

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2015 Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR1513 4/13 114003 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2020 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2020 Fund inception 09/30/2005

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Target Retirement 2020 A#	7.88%	9.34%	3.90%	4.80%
Target Retirement 2020 A##		3.33%	2.73%	4.02%
Target Retirement 2020 R3#	7.79%	9.17%	3.70%	4.64%
Target Retirement 2020 R4#	8.05%	9.52%	4.04%	4.92%
Target Retirement 2020 R5#	8.08%	9.55%	4.13%	5.03%
Target Retirement 2020 Y#	7.99%	9.56%	4.12%	5.06%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.60%
MSCI All Country World Index	13.78%	15.69%	2.09%	5.50%

†	Not Annualized
▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2020 Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2020 Class A	1.05%	1.30%
Target Retirement 2020 Class R3	1.35%	1.63%
Target Retirement 2020 Class R4	1.05%	1.33%
Target Retirement 2020 Class R5	0.85%	1.03%
Target Retirement 2020 Class Y	0.85%	0.93%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 7.88%, before sales charge, for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund outperformed the average return for the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 7.37%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose .02% while shorter term yields declined anywhere between ..02 - .08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 55% equities and 45% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as

3

The Hartford Target Retirement 2020 Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative results from the World Bond, Capital Appreciation and International Small Company Funds more than offset weak benchmark-relative performance in the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.8%
The Hartford Capital Appreciation Fund, Class Y	7.8
The Hartford Dividend and Growth Fund, Class Y	14.7
The Hartford Emerging Markets Research Fund, Class Y	5.7
The Hartford Global Real Asset Fund, Class Y	6.3
The Hartford Inflation Plus Fund, Class Y	8.5
The Hartford International Opportunities Fund, Class Y	13.1
The Hartford International Small Company Fund, Class Y	4.5
The Hartford MidCap Value Fund, Class Y	2.5
The Hartford Small Company Fund, Class Y	2.5
The Hartford Strategic Income Fund, Class Y	5.6
The Hartford Total Return Bond Fund, Class Y	6.4
The Hartford World Bond Fund, Class Y	9.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2020 Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 57.1%
311	The Hartford Capital Appreciation Fund, Class Y		$13,311
1,069	The Hartford Dividend and Growth Fund, Class Y		25,218
1,098	The Hartford Emerging Markets Research Fund, Class Y		9,761
1,020	The Hartford Global Real Asset Fund, Class Y		10,702
1,343	The Hartford International Opportunities Fund, Class Y		22,346
495	The Hartford International Small Company Fund, Class Y		7,766
285	The Hartford MidCap Value Fund, Class Y		4,340
186	The Hartford Small Company Fund, Class Y		4,353
			97,797
	Total equity funds
	(cost $81,962)		$97,797

FIXED INCOME FUNDS - 42.9%
2,121	The Hartford Alternative Strategies Fund, Class Y		$21,868
1,185	The Hartford Inflation Plus Fund, Class Y		14,602
1,014	The Hartford Strategic Income Fund, Class Y		9,638
984	The Hartford Total Return Bond Fund, Class Y		10,905
1,514	The Hartford World Bond Fund, Class Y		16,412
			73,425
	Total fixed income funds
	(cost $72,614)		$73,425

	Total investments in affiliated investment companies
	(cost $154,576)		$171,222

	Total long-term investments
	(cost $154,576)		$171,222

	Total investments
	(cost $154,576) ▲	100.0%	$171,222
	Other assets and liabilities	—%	53
	Total net assets	100.0%	$171,275

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $155,120 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,231
Unrealized Depreciation	(129)
Net Unrealized Appreciation	$16,102

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$171,222	$171,222	$–	$–
Total	$171,222	$171,222	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $154,576)	$171,222
Receivables:
Investment securities sold	21
Fund shares sold	37
Dividends and interest	27
Other assets	69
Total assets	171,376
Liabilities:
Payables:
Investment securities purchased	33
Fund shares redeemed	39
Investment management fees	4
Administrative fees	4
Distribution fees	9
Accrued expenses	12
Total liabilities	101
Net assets	$171,275
Summary of Net Assets:
Capital stock and paid-in-capital	$151,349
Distributions in excess of net investment loss	(2,719)
Accumulated net realized gain	5,999
Unrealized appreciation of investments	16,646
Net assets	$171,275

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.39/$12.05
Shares outstanding	1,882
Net assets	$21,448
Class R3: Net asset value per share	$11.31
Shares outstanding	5,443
Net assets	$61,576
Class R4: Net asset value per share	$11.39
Shares outstanding	6,544
Net assets	$74,506
Class R5: Net asset value per share	$11.41
Shares outstanding	1,195
Net assets	$13,631
Class Y: Net asset value per share	$11.40
Shares outstanding	10
Net assets	$114

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$2,074
Total investment income	2,074

Expenses:
Investment management fees	125
Administrative services fees
Class R3	59
Class R4	54
Class R5	7
Transfer agent fees
Class A	13
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	27
Class R3	149
Class R4	89
Custodian fees	—
Accounting services fees	10
Registration and filing fees	22
Board of Directors' fees	2
Audit fees	6
Other expenses	9
Total expenses (before waivers)	573
Expense waivers	(271)
Total waivers	(271)
Total expenses, net	302
Net Investment Income	1,772
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	2,689
Net realized gain on investments in underlying affiliated funds	3,855
Net Realized Gain on Investments	6,544
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	4,527
Net Changes in Unrealized Appreciation of Investments	4,527
Net Gain on Investments	11,071
Net Increase in Net Assets Resulting from Operations	$12,843

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,772	$1,602
Net realized gain on investments	6,544	7,121
Net unrealized appreciation of investments	4,527	5,076
Net Increase in Net Assets Resulting from Operations	12,843	13,799
Distributions to Shareholders:
From net investment income
Class A	(723)	(370)
Class R3	(1,818)	(739)
Class R4	(2,322)	(859)
Class R5	(462)	(244)
Class Y	(4)	(2)
Total from net investment income	(5,329)	(2,214)
From net realized gain on investments
Class A	(598)	—
Class R3	(1,495)	—
Class R4	(1,793)	—
Class R5	(347)	—
Class Y	(3)	—
Total from net realized gain on investments	(4,236)	—
Total distributions	(9,565)	(2,214)
Capital Share Transactions:
Class A	(2,647)	(874)
Class R3	(1,361)	12,651
Class R4	2,141	19,050
Class R5	(698)	(345)
Class Y	(7)	2
Net increase (decrease) from capital share transactions	(2,572)	30,484
Net Increase in Net Assets	706	42,069
Net Assets:
Beginning of period	170,569	128,500
End of period	$171,275	$170,569
Undistributed (distribution in excess of) net investment income (loss)	$(2,719)	$838

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended	For the Year Ended
	October 31, 2012	October 31, 2011
Ordinary Income	$2,214	$1,383

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$838
Undistributed Long-Term Capital Gain	4,235
Unrealized Appreciation *	11,575
Total Accumulated Earnings	$16,648

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$157
Accumulated Net Realized Gain (Loss)	(157)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $2,658 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5. Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $27 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	100%

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$27,801
Sales Proceeds Excluding U.S. Government Obligations	35,418

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	234	122	(593)	—	(237)	341	36	(454)	—	(77)
Amount	$2,589	$1,316	$(6,552)	$—	$(2,647)	$3,632	$368	$(4,874)	$—	$(874)
Class R3
Shares	488	309	(917)	—	(120)	2,067	73	(945)	—	1,195
Amount	$5,382	$3,313	$(10,056)	$—	$(1,361)	$22,017	$739	$(10,105)	$—	$12,651
Class R4
Shares	804	381	(984)	—	201	2,996	85	(1,279)	—	1,802
Amount	$8,910	$4,115	$(10,884)	$—	$2,141	$32,019	$859	$(13,828)	$—	$19,050
Class R5
Shares	111	75	(248)	—	(62)	282	24	(338)	—	(32)
Amount	$1,236	$809	$(2,743)	$—	$(698)	$3,027	$244	$(3,616)	$—	$(345)
Class Y
Shares	—	—	(1)	—	(1)	—	1	—	—	1
Amount	$—	$7	$(14)	$—	$(7)	$—	$2	$—	$—	$2
Total
Shares	1,637	887	(2,743)	—	(219)	5,686	219	(3,016)	—	2,889
Amount	$18,117	$9,560	$(30,249)	$—	$(2,572)	$60,695	$2,212	$(32,423)	$—	$30,484

16

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$11.18	$0.12	$0.72	$0.84	$(0.35)	$(0.28)	$–	$(0.63)	$11.39
R3	11.10	0.10	0.72	0.82	(0.33)	(0.28)	–	(0.61)	11.31
R4	11.18	0.12	0.73	0.85	(0.36)	(0.28)	–	(0.64)	11.39
R5	11.20	0.13	0.73	0.86	(0.37)	(0.28)	–	(0.65)	11.41
Y	11.20	0.13	0.72	0.85	(0.37)	(0.28)	–	(0.65)	11.40

For the Year Ended October 31, 2012
A	10.38	0.12	0.85	0.97	(0.17)	–	–	(0.17)	11.18
R3	10.31	0.10	0.85	0.95	(0.16)	–	–	(0.16)	11.10
R4	10.38	0.13	0.86	0.99	(0.19)	–	–	(0.19)	11.18
R5	10.40	0.14	0.85	0.99	(0.19)	–	–	(0.19)	11.20
Y	10.40	0.14	0.85	0.99	(0.19)	–	–	(0.19)	11.20

For the Year Ended October 31, 2011 (E)
A	10.12	0.16	0.24	0.40	(0.14)	–	–	(0.14)	10.38
R3	10.07	0.13	0.25	0.38	(0.14)	–	–	(0.14)	10.31
R4	10.12	0.17	0.24	0.41	(0.15)	–	–	(0.15)	10.38
R5	10.14	0.18	0.24	0.42	(0.16)	–	–	(0.16)	10.40
Y	10.13	0.18	0.25	0.43	(0.16)	–	–	(0.16)	10.40

For the Year Ended October 31, 2010 (E)
A	8.89	0.14	1.23	1.37	(0.14)	–	–	(0.14)	10.12
R3	8.87	0.11	1.23	1.34	(0.14)	–	–	(0.14)	10.07
R4	8.89	0.16	1.22	1.38	(0.15)	–	–	(0.15)	10.12
R5	8.90	0.17	1.22	1.39	(0.15)	–	–	(0.15)	10.14
Y	8.90	0.14	1.25	1.39	(0.16)	–	–	(0.16)	10.13

For the Year Ended October 31, 2009
A(H)	7.56	0.19	1.25	1.44	(0.11)	–	–	(0.11)	8.89
R3	7.55	0.17	1.25	1.42	(0.10)	–	–	(0.10)	8.87
R4	7.55	0.19	1.26	1.45	(0.11)	–	–	(0.11)	8.89
R5	7.56	0.20	1.25	1.45	(0.11)	–	–	(0.11)	8.90
Y	7.56	0.21	1.24	1.45	(0.11)	–	–	(0.11)	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	(3.86)	(3.60)	(0.43)	(0.09)	–	(0.52)	7.56
R3	11.67	0.35	(3.99)	(3.64)	(0.39)	(0.09)	–	(0.48)	7.55
R4	11.67	0.37	(3.98)	(3.61)	(0.42)	(0.09)	–	(0.51)	7.55
R5	11.68	0.39	(3.97)	(3.58)	(0.45)	(0.09)	–	(0.54)	7.56
Y	11.68	0.29	(3.86)	(3.57)	(0.46)	(0.09)	–	(0.55)	7.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

7.88	%(F)	$21,448	0.58	%(G)	0.35	%(G)	2.26	%(G)	16%
7.79	(F)	61,576	0.91	(G)	0.55	(G)	1.91	(G)	–
8.05	(F)	74,506	0.61	(G)	0.25	(G)	2.22	(G)	–
8.08	(F)	13,631	0.31	(G)	0.15	(G)	2.37	(G)	–
7.99	(F)	114	0.21	(G)	0.15	(G)	2.38	(G)	–

9.50		23,686	0.60		0.35		1.11		86
9.39		61,748	0.93		0.50		0.86		–
9.70		70,933	0.63		0.20		1.14		–
9.73		14,083	0.33		0.15		1.29		–
9.72		119	0.23		0.15		1.30		–

3.91		22,785	0.63		0.35		1.50		38
3.75		45,045	0.95		0.50		1.26		–
4.07		47,150	0.64		0.20		1.58		–
4.09		13,411	0.34		0.15		1.67		–
4.22		109	0.24		0.15		1.69		–

15.54		23,735	0.65		0.29		1.54		28
15.30		23,842	0.98		0.44		1.30		–
15.68		29,544	0.68		0.14		1.67		–
15.82		11,725	0.38		0.09		1.76		–
15.72		105	0.27		0.07		1.55		–

19.38		18,297	0.75		0.25		2.52		20
19.19		1,151	1.19		0.40		1.57		–
19.53		17,503	0.81		0.10		2.48		–
19.59		9,213	0.51		0.05		2.63		–
19.63		10	0.42		0.05		2.69		–

(32.13)		13,495	0.77		0.48		2.30		51
(32.37)		70	1.21		0.91		1.00		–
(32.18)		8,281	0.83		0.55		1.12		–
(31.98)		6,165	0.53		0.23		0.96		–
(31.89)		9	0.46		0.17		2.74		–

19

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

20

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

21

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,078.80	$1.81	$1,000.00	$1,023.06	$1.76	0.35%	181	365
Class R3	$1,000.00	$1,077.90	$2.84	$1,000.00	$1,022.06	$2.76	0.55	181	365
Class R4	$1,000.00	$1,080.50	$1.30	$1,000.00	$1,023.55	$1.26	0.25	181	365
Class R5	$1,000.00	$1,080.80	$0.77	$1,000.00	$1,024.05	$0.75	0.15	181	365
Class Y	$1,000.00	$1,079.90	$0.77	$1,000.00	$1,024.05	$0.75	0.15	181	365

23

The Hartford Target Retirement 2020 Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2020 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

24

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2020 Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR2013 4/13 114004 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2025 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 -  4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Target Retirement 2025 R3	8.89%	9.97%	12.17%
Target Retirement 2025 R4	9.00%	10.30%	12.50%
Target Retirement 2025 R5	9.11%	10.34%	12.56%
Target Retirement 2025 Y	9.18%	10.41%	12.58%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	7.26%
MSCI All Country World Index	13.78%	15.69%	13.59%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2025 Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2025 Class R3	1.35%	1.68%
Target Retirement 2025 Class R4	1.05%	1.38%
Target Retirement 2025 Class R5	0.85%	1.08%
Target Retirement 2025 Class Y	0.85%	0.98%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 8.89% for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 9.64%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose .02% while shorter term yields declined anywhere between ..02% - .08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 62% equities and 38% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as

3

The Hartford Target Retirement 2025 Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the Capital Appreciation, World Bond and Alternative Strategies Funds more than offset weak benchmark-relative results from the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.8%
The Hartford Capital Appreciation Fund, Class Y	9.0
The Hartford Dividend and Growth Fund, Class Y	17.2
The Hartford Emerging Markets Research Fund, Class Y	6.6
The Hartford Global Real Asset Fund, Class Y	4.8
The Hartford Inflation Plus Fund, Class Y	5.9
The Hartford International Opportunities Fund, Class Y	15.0
The Hartford International Small Company Fund, Class Y	5.3
The Hartford MidCap Value Fund, Class Y	2.9
The Hartford Small Company Fund, Class Y	2.9
The Hartford Strategic Income Fund, Class Y	6.5
The Hartford Total Return Bond Fund, Class Y	4.4
The Hartford World Bond Fund, Class Y	6.6
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2025 Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 63.7%
173	The Hartford Capital Appreciation Fund, Class Y		$7,397
601	The Hartford Dividend and Growth Fund, Class Y		14,181
611	The Hartford Emerging Markets Research Fund, Class Y		5,435
378	The Hartford Global Real Asset Fund, Class Y		3,970
746	The Hartford International Opportunities Fund, Class Y		12,408
276	The Hartford International Small Company Fund, Class Y		4,328
158	The Hartford MidCap Value Fund, Class Y		2,398
103	The Hartford Small Company Fund, Class Y		2,418
			52,535
	Total equity funds
	(cost $44,232)		$52,535

FIXED INCOME FUNDS - 36.2%
1,026	The Hartford Alternative Strategies Fund, Class Y		$10,581
399	The Hartford Inflation Plus Fund, Class Y		4,911
564	The Hartford Strategic Income Fund, Class Y		5,363
326	The Hartford Total Return Bond Fund, Class Y		3,610
502	The Hartford World Bond Fund, Class Y		5,442
			29,907
	Total fixed income funds
	(cost $29,841)		$29,907

	Total investments in affiliated investment companies
	(cost $74,073)		$82,442

	Total long-term investments
	(cost $74,073)		$82,442

	Total investments
	(cost $74,073) ▲	99.9%	$82,442
	Other assets and liabilities	0.1%	44
	Total net assets	100.0%	$82,486

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $74,188 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,434
Unrealized Depreciation	(180)
Net Unrealized Appreciation	$8,254

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$82,442	$82,442	$–	$–
Total	$82,442	$82,442	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $74,073)	$82,442
Receivables:
Investment securities sold	20
Fund shares sold	45
Dividends and interest	9
Other assets	52
Total assets	82,568
Liabilities:
Payables:
Investment securities purchased	45
Fund shares redeemed	20
Investment management fees	2
Administrative fees	3
Distribution fees	5
Accrued expenses	7
Total liabilities	82
Net assets	$82,486
Summary of Net Assets:
Capital stock and paid-in-capital	$73,124
Distributions in excess of net investment loss	(1,125)
Accumulated net realized gain	2,118
Unrealized appreciation of investments	8,369
Net assets	$82,486

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$14.84
Shares outstanding	2,567
Net assets	$38,098
Class R4: Net asset value per share	$14.91
Shares outstanding	2,893
Net assets	$43,147
Class R5: Net asset value per share	$14.93
Shares outstanding	76
Net assets	$1,138
Class Y: Net asset value per share	$14.94
Shares outstanding	7
Net assets	$103

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$949
Total investment income	949

Expenses:
Investment management fees	58
Administrative services fees
Class R3	37
Class R4	29
Class R5	1
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	93
Class R4	48
Custodian fees	—
Accounting services fees	5
Registration and filing fees	19
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	301
Expense waivers	(156)
Total waivers	(156)
Total expenses, net	145
Net Investment Income	804
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	1,120
Net realized gain on investments in underlying affiliated funds	1,113
Net Realized Gain on Investments	2,233
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	3,607
Net Changes in Unrealized Appreciation of Investments	3,607
Net Gain on Investments	5,840
Net Increase in Net Assets Resulting from Operations	$6,644

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$804	$561
Net realized gain on investments	2,233	1,329
Net unrealized appreciation of investments	3,607	3,763
Net Increase in Net Assets Resulting from Operations	6,644	5,653
Distributions to Shareholders:
From net investment income
Class R3	(1,078)	(352)
Class R4	(1,091)	(335)
Class R5	(31)	(24)
Total from net investment income	(2,200)	(711)
From net realized gain on investments
Class R3	(635)	(654)
Class R4	(601)	(513)
Class R5	(28)	(37)
Total from net realized gain on investments	(1,264)	(1,204)
Total distributions	(3,464)	(1,915)
Capital Share Transactions:
Class R3	(1,443)	9,077
Class R4	6,698	11,117
Class R5	(538)	(23)
Class Y	100	—
Net increase from capital share transactions	4,817	20,171
Net Increase in Net Assets	7,997	23,909
Net Assets:
Beginning of period	74,489	50,580
End of period	$82,486	$74,489
Undistributed (distribution in excess of) net investment income (loss)	$(1,125)	$271

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,006	$314
Long-Term Capital Gains ‡	909	200

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$323
Undistributed Long-Term Capital Gain	1,212
Unrealized Appreciation *	4,647
Total Accumulated Earnings	$6,182

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$72
Accumulated Net Realized Gain (Loss)	(72)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1,

14

2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	0%
Class R5	14
Class Y	100

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$17,497
Sales Proceeds Excluding U.S. Government Obligations	14,212

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	233	123	(456)	—	(100)	987	79	(398)	—	668
Amount	$3,345	$1,713	$(6,501)	$—	$(1,443)	$13,520	$1,006	$(5,449)	$—	$9,077
Class R4
Shares	656	121	(308)	—	469	1,149	66	(401)	—	814
Amount	$9,480	$1,692	$(4,474)	$—	$6,698	$15,774	$848	$(5,505)	$—	$11,117
Class R5
Shares	30	4	(72)	—	(38)	13	5	(19)	—	(1)
Amount	$436	$59	$(1,033)	$—	$(538)	$181	$61	$(265)	$—	$(23)
Class Y
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Total
Shares	926	248	(836)	—	338	2,149	150	(818)	—	1,481
Amount	$13,361	$3,464	$(12,008)	$—	$4,817	$29,475	$1,915	$(11,219)	$—	$20,171

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
R3	$14.27	$0.14	$1.08	$1.22	$(0.41)	$(0.24)	$–	$(0.65)	$14.84
R4	14.36	0.15	1.09	1.24	(0.45)	(0.24)	–	(0.69)	14.91
R5	14.37	0.20	1.06	1.26	(0.46)	(0.24)	–	(0.70)	14.93
Y(H)	14.45	0.01	0.48	0.49	–	–	–	–	14.94

For the Year Ended October 31, 2012
R3	13.55	0.11	1.10	1.21	(0.17)	(0.32)	–	(0.49)	14.27
R4	13.62	0.15	1.11	1.26	(0.20)	(0.32)	–	(0.52)	14.36
R5	13.64	0.16	1.09	1.25	(0.20)	(0.32)	–	(0.52)	14.37

For the Year Ended October 31, 2011 (E)
R3	13.27	0.15	0.37	0.52	(0.12)	(0.12)	–	(0.24)	13.55
R4	13.32	0.18	0.38	0.56	(0.14)	(0.12)	–	(0.26)	13.62
R5	13.33	0.20	0.37	0.57	(0.14)	(0.12)	–	(0.26)	13.64

For the Year Ended October 31, 2010
R3	11.60	0.09	1.68	1.77	(0.10)	–	–	(0.10)	13.27
R4	11.63	0.12	1.69	1.81	(0.12)	–	–	(0.12)	13.32
R5	11.64	0.16	1.66	1.82	(0.13)	–	–	(0.13)	13.33

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.16	1.56	1.72	(0.12)	–	–	(0.12)	11.60
R4	10.00	0.18	1.57	1.75	(0.12)	–	–	(0.12)	11.63
R5	10.00	0.20	1.56	1.76	(0.12)	–	–	(0.12)	11.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 28, 2013.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

8.89	%(F)	$38,098	0.94	%(G)	0.53	%(G)	2.02	%(G)	18%
9.00	(F)	43,147	0.64	(G)	0.24	(G)	2.14	(G)	–
9.11	(F)	1,138	0.35	(G)	0.13	(G)	2.77	(G)	–
3.39	(F)	103	0.25	(G)	0.13	(G)	0.40	(G)	–

9.35		38,052	0.97		0.49		0.76		87
9.73		34,794	0.67		0.19		1.03		–
9.68		1,643	0.37		0.14		1.18		–

3.92		27,080	1.02		0.50		1.09		46
4.19		21,926	0.72		0.20		1.34		–
4.29		1,574	0.42		0.15		1.47		–

15.36		14,148	1.30		0.43		0.95		26
15.69		9,714	1.01		0.13		1.28		–
15.71		1,912	0.76		0.08		1.35		–

17.44		2,046	2.25		0.42		1.73		12
17.81		2,060	1.94		0.12		1.99		–
17.92		1,381	1.71		0.07		2.09		–

19

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

20

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,088.90	$2.75	$1,000.00	$1,022.16	$2.66	0.53%	181	365
Class R4	$1,000.00	$1,090.00	$1.22	$1,000.00	$1,023.62	$1.18	0.24	181	365
Class R5	$1,000.00	$1,091.10	$0.67	$1,000.00	$1,024.15	$0.65	0.13	181	365
Class Y*	$1,000.00	$1,033.90	$0.22	$1,000.00	$1,008.14	$0.22	0.13	61	365

*	Commenced operations on February 28, 2013.

23

The Hartford Target Retirement 2025 Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2025 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

24

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2025 Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR2513 4/13 114005 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2030 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2030 Fund inception 09/30/2005

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	Since Inception▲
Target Retirement 2030 A#	10.09%	11.41%	3.74%	4.73%
Target Retirement 2030 A##		5.29%	2.57%	3.96%
Target Retirement 2030 R3#	10.08%	11.31%	3.55%	4.58%
Target Retirement 2030 R4#	10.28%	11.61%	3.89%	4.86%
Target Retirement 2030 R5#	10.20%	11.63%	3.95%	4.92%
Target Retirement 2030 Y#	10.27%	11.60%	3.95%	4.99%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.60%
MSCI All Country World Index	13.78%	15.69%	2.09%	5.50%

†	Not Annualized
▲	Inception: 09/30/2005
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2030 Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2030 Class A	1.05%	1.39%
Target Retirement 2030 Class R3	1.35%	1.66%
Target Retirement 2030 Class R4	1.05%	1.36%
Target Retirement 2030 Class R5	0.85%	1.06%
Target Retirement 2030 Class Y	0.85%	0.96%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 10.09%, before sales charge, for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. However, the Fund outperformed the average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 9.96%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 69% equities and 31% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as

3

The Hartford Target Retirement 2030 Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the Capital Appreciation, World Bond and International Small Company Funds more than offset weak benchmark-relative results from the International Opportunities and MidCap Value Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.8%
The Hartford Capital Appreciation Fund, Class Y	10.2
The Hartford Dividend and Growth Fund, Class Y	19.6
The Hartford Emerging Markets Research Fund, Class Y	7.5
The Hartford Global Real Asset Fund, Class Y	3.4
The Hartford Inflation Plus Fund, Class Y	3.4
The Hartford International Opportunities Fund, Class Y	17.1
The Hartford International Small Company Fund, Class Y	6.0
The Hartford MidCap Value Fund, Class Y	3.3
The Hartford Small Company Fund, Class Y	3.3
The Hartford Strategic Income Fund, Class Y	7.4
The Hartford Total Return Bond Fund, Class Y	2.4
The Hartford World Bond Fund, Class Y	3.6
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2030 Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 70.4%
457	The Hartford Capital Appreciation Fund, Class Y		$19,561
1,588	The Hartford Dividend and Growth Fund, Class Y		37,462
1,618	The Hartford Emerging Markets Research Fund, Class Y		14,385
621	The Hartford Global Real Asset Fund, Class Y		6,511
1,973	The Hartford International Opportunities Fund, Class Y		32,839
734	The Hartford International Small Company Fund, Class Y		11,509
416	The Hartford MidCap Value Fund, Class Y		6,333
268	The Hartford Small Company Fund, Class Y		6,285
			134,885
	Total equity funds
	(cost $111,485)		$134,885

FIXED INCOME FUNDS - 29.6%
2,388	The Hartford Alternative Strategies Fund, Class Y		$24,621
521	The Hartford Inflation Plus Fund, Class Y		6,424
1,499	The Hartford Strategic Income Fund, Class Y		14,257
410	The Hartford Total Return Bond Fund, Class Y		4,544
634	The Hartford World Bond Fund, Class Y		6,869
			56,715
	Total fixed income funds
	(cost $55,985)		$56,715

	Total investments in affiliated investment companies
	(cost $167,470)		$191,600

	Total long-term investments
	(cost $167,470)		$191,600

	Total investments
	(cost $167,470) ▲	100.0%	$191,600
	Other assets and liabilities	—%	55
	Total net assets	100.0%	$191,655

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $168,019 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,615
Unrealized Depreciation	(34)
Net Unrealized Appreciation	$23,581

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

 The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$191,600	$191,600	$–	$–
Total	$191,600	$191,600	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

 The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $167,470)	$191,600
Receivables:
Investment securities sold	91
Fund shares sold	53
Dividends and interest	11
Other assets	74
Total assets	191,829
Liabilities:
Payables:
Investment securities purchased	50
Fund shares redeemed	91
Investment management fees	5
Administrative fees	4
Distribution fees	10
Accrued expenses	14
Total liabilities	174
Net assets	$191,655
Summary of Net Assets:
Capital stock and paid-in-capital	$164,732
Distributions in excess of net investment loss	(2,621)
Accumulated net realized gain	5,414
Unrealized appreciation of investments	24,130
Net assets	$191,655

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.46/$11.07
Shares outstanding	2,480
Net assets	$25,941
Class R3: Net asset value per share	$10.33
Shares outstanding	6,637
Net assets	$68,541
Class R4: Net asset value per share	$10.44
Shares outstanding	8,215
Net assets	$85,752
Class R5: Net asset value per share	$10.46
Shares outstanding	1,079
Net assets	$11,287
Class Y: Net asset value per share	$10.49
Shares outstanding	13
Net assets	$134

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$2,309
Total investment income	2,309

Expenses:
Investment management fees	135
Administrative services fees
Class R3	65
Class R4	59
Class R5	6
Transfer agent fees
Class A	21
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	31
Class R3	163
Class R4	99
Custodian fees	—
Accounting services fees	11
Registration and filing fees	22
Board of Directors' fees	2
Audit fees	6
Other expenses	10
Total expenses (before waivers)	631
Expense waivers	(335)
Total waivers	(335)
Total expenses, net	296
Net Investment Income	2,013
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	2,530
Net realized gain on investments in underlying affiliated funds	3,433
Net Realized Gain on Investments	5,963
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	9,607
Net Changes in Unrealized Appreciation of Investments	9,607
Net Gain on Investments	15,570
Net Increase in Net Assets Resulting from Operations	$17,583

 The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$2,013	$1,466
Net realized gain on investments	5,963	7,040
Net unrealized appreciation of investments	9,607	6,968
Net Increase in Net Assets Resulting from Operations	17,583	15,474
Distributions to Shareholders:
From net investment income
Class A	(717)	(288)
Class R3	(1,827)	(595)
Class R4	(2,358)	(816)
Class R5	(343)	(154)
Class Y	(5)	(2)
Total from net investment income	(5,250)	(1,855)
From net realized gain on investments
Class A	(728)	—
Class R3	(1,954)	—
Class R4	(2,290)	—
Class R5	(331)	—
Class Y	(5)	—
Total from net realized gain on investments	(5,308)	—
Total distributions	(10,558)	(1,855)
Capital Share Transactions:
Class A	696	310
Class R3	1,386	12,325
Class R4	6,538	15,616
Class R5	(310)	61
Class Y	(32)	2
Net increase from capital share transactions	8,278	28,314
Net Increase in Net Assets	15,303	41,933
Net Assets:
Beginning of period	176,352	134,419
End of period	$191,655	$176,352
Undistributed (distribution in excess of) net investment income (loss)	$(2,621)	$616

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2030 Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2030 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,855	$979

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$616
Undistributed Long-Term Capital Gain	5,308
Unrealized Appreciation *	13,974
Total Accumulated Earnings	$19,898

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$130
Accumulated Net Realized Gain (Loss)	(130)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $1,534 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2030 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1,

14

2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $57 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2030 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	100%

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	30,809
Sales Proceeds for U.S. Government Obligations	28,526

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	320	147	(391)	—	76	548	31	(535)	—	44
Amount	$3,192	$1,436	$(3,932)	$—	$696	$5,254	$286	$(5,230)	$—	$310
Class R3
Shares	545	394	(792)	—	147	2,293	66	(1,052)	—	1,307
Amount	$5,421	$3,781	$(7,816)	$—	$1,386	$21,887	$595	$(10,157)	$—	$12,325
Class R4
Shares	1,008	479	(827)	—	660	2,506	90	(939)	—	1,657
Amount	$10,162	$4,648	$(8,272)	$—	$6,538	$23,926	$816	$(9,126)	$—	$15,616
Class R5
Shares	151	69	(249)	—	(29)	246	16	(253)	—	9
Amount	$1,506	$674	$(2,490)	$—	$(310)	$2,366	$154	$(2,459)	$—	$61
Class Y
Shares	—	1	(4)	—	(3)	—	—	—	—	—
Amount	$—	$10	$(42)	$—	$(32)	$—	$2	$—	$—	$2
Total
Shares	2,024	1,090	(2,263)	—	851	5,593	203	(2,779)	—	3,017
Amount	$20,281	$10,549	$(22,552)	$—	$8,278	$53,433	$1,853	$(26,972)	$—	$28,314

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2030 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$10.09	$0.11	$0.85	$0.96	$(0.29)	$(0.30)	$–	$(0.59)	$10.46
R3	9.96	0.10	0.85	0.95	(0.28)	(0.30)	–	(0.58)	10.33
R4	10.07	0.12	0.86	0.98	(0.31)	(0.30)	–	(0.61)	10.44
R5	10.10	0.13	0.84	0.97	(0.31)	(0.30)	–	(0.61)	10.46
Y	10.12	0.13	0.85	0.98	(0.31)	(0.30)	–	(0.61)	10.49

For the Year Ended October 31, 2012 (E)
A	9.28	0.09	0.84	0.93	(0.12)	–	–	(0.12)	10.09
R3	9.17	0.07	0.83	0.90	(0.11)	–	–	(0.11)	9.96
R4	9.27	0.10	0.83	0.93	(0.13)	–	–	(0.13)	10.07
R5	9.29	0.11	0.84	0.95	(0.14)	–	–	(0.14)	10.10
Y	9.31	0.11	0.84	0.95	(0.14)	–	–	(0.14)	10.12

For the Year Ended October 31, 2011 (E)
A	9.01	0.10	0.25	0.35	(0.08)	–	–	(0.08)	9.28
R3	8.92	0.08	0.26	0.34	(0.09)	–	–	(0.09)	9.17
R4	9.00	0.11	0.26	0.37	(0.10)	–	–	(0.10)	9.27
R5	9.02	0.12	0.25	0.37	(0.10)	–	–	(0.10)	9.29
Y	9.04	0.12	0.25	0.37	(0.10)	–	–	(0.10)	9.31

For the Year Ended October 31, 2010 (E)
A	7.84	0.09	1.16	1.25	(0.08)	–	–	(0.08)	9.01
R3	7.77	0.08	1.15	1.23	(0.08)	–	–	(0.08)	8.92
R4	7.83	0.10	1.16	1.26	(0.09)	–	–	(0.09)	9.00
R5	7.84	0.11	1.16	1.27	(0.09)	–	–	(0.09)	9.02
Y	7.86	0.12	1.15	1.27	(0.09)	–	–	(0.09)	9.04

For the Year Ended October 31, 2009 (E)
A(H)	6.80	0.12	1.04	1.16	(0.12)	–	–	(0.12)	7.84
R3	6.77	0.10	1.04	1.14	(0.14)	–	–	(0.14)	7.77
R4	6.78	0.12	1.05	1.17	(0.12)	–	–	(0.12)	7.83
R5	6.80	0.13	1.04	1.17	(0.13)	–	–	(0.13)	7.84
Y	6.82	0.14	1.04	1.18	(0.14)	–	–	(0.14)	7.86

For the Year Ended October 31, 2008 (E)
A	10.92	0.13	(3.78)	(3.65)	(0.37)	(0.10)	–	(0.47)	6.80
R3	10.88	(0.01)	(3.68)	(3.69)	(0.32)	(0.10)	–	(0.42)	6.77
R4	10.91	0.02	(3.67)	(3.65)	(0.38)	(0.10)	–	(0.48)	6.78
R5	10.93	0.03	(3.68)	(3.65)	(0.38)	(0.10)	–	(0.48)	6.80
Y	10.95	0.18	(3.82)	(3.64)	(0.39)	(0.10)	–	(0.49)	6.82

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

10.09	%(F)	$25,941	0.63	%(G)	0.31	%(G)	2.26	%(G)	16%
10.08	(F)	68,541	0.91	(G)	0.51	(G)	2.06	(G)	–
10.28	(F)	85,752	0.61	(G)	0.21	(G)	2.33	(G)	–
10.20	(F)	11,287	0.31	(G)	0.11	(G)	2.51	(G)	–
10.27	(F)	134	0.21	(G)	0.11	(G)	2.67	(G)	–

10.15		24,249	0.66		0.32		0.94		83
9.97		64,641	0.93		0.47		0.73		–
10.24		76,109	0.63		0.17		1.04		–
10.38		11,192	0.33		0.12		1.15		–
10.34		161	0.23		0.12		1.15		–

3.91		21,889	0.71		0.33		1.03		34
3.75		47,518	0.95		0.48		0.84		–
4.06		54,660	0.64		0.18		1.16		–
4.09		10,206	0.34		0.13		1.23		–
4.08		146	0.24		0.13		1.24		–

16.03		20,891	0.73		0.27		1.09		23
15.88		20,350	0.99		0.42		0.97		–
16.21		36,119	0.68		0.12		1.24		–
16.35		8,668	0.39		0.07		1.30		–
16.31		140	0.28		0.07		1.39		–

17.45		17,090	0.81		0.24		1.80		16
17.37		3,209	1.15		0.39		1.42		–
17.66		19,940	0.82		0.09		1.79		–
17.68		6,082	0.52		0.04		1.90		–
17.83		29	0.43		0.04		2.08		–

(34.83)		12,679	0.86		0.51		1.43		35
(35.18)		1,070	1.25		0.86		(0.10)		–
(34.87)		7,578	0.89		0.54		0.17		–
(34.82)		2,530	0.58		0.22		0.33		–
(34.69)		25	0.54		0.19		1.89		–

19

The Hartford Target Retirement 2030 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

20

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

21

The Hartford Target Retirement 2030 Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2030 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,100.90	$1.62	$1,000.00	$1,023.26	$1.56	0.31%	181	365
Class R3	$1,000.00	$1,100.80	$2.67	$1,000.00	$1,022.26	$2.57	0.51	181	365
Class R4	$1,000.00	$1,102.80	$1.11	$1,000.00	$1,023.74	$1.07	0.21	181	365
Class R5	$1,000.00	$1,102.00	$0.57	$1,000.00	$1,024.25	$0.55	0.11	181	365
Class Y	$1,000.00	$1,102.70	$0.57	$1,000.00	$1,024.25	$0.55	0.11	181	365

23

The Hartford Target Retirement 2030 Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2030 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

24

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2030 Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR3013 4/13 114006 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2035 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Target Retirement 2035 R3	11.14%	12.54%	13.41%
Target Retirement 2035 R4	11.22%	12.85%	13.74%
Target Retirement 2035 R5	11.27%	12.89%	13.79%
Target Retirement 2035 Y	11.27%	12.89%	13.79%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	7.26%
MSCI All Country World Index	13.78%	15.69%	13.59%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2035 Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2035 Class R3	1.35%	1.75%
Target Retirement 2035 Class R4	1.05%	1.45%
Target Retirement 2035 Class R5	0.85%	1.17%
Target Retirement 2035 Class Y	0.85%	1.07%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 11.14% for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 11.64%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 76% equities and 24% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as

3

The Hartford Target Retirement 2035 Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the Capital Appreciation, Strategic Income and International Small Company Funds more than offset weak benchmark-relative results from the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.9%
The Hartford Capital Appreciation Fund, Class Y	11.3
The Hartford Dividend and Growth Fund, Class Y	21.9
The Hartford Emerging Markets Research Fund, Class Y	8.4
The Hartford Global Real Asset Fund, Class Y	2.0
The Hartford Inflation Plus Fund, Class Y	0.8
The Hartford International Opportunities Fund, Class Y	19.2
The Hartford International Small Company Fund, Class Y	6.7
The Hartford MidCap Value Fund, Class Y	3.7
The Hartford Small Company Fund, Class Y	3.7
The Hartford Strategic Income Fund, Class Y	8.3
The Hartford Total Return Bond Fund, Class Y	0.4
The Hartford World Bond Fund, Class Y	0.6
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2035 Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 76.9%
160	The Hartford Capital Appreciation Fund, Class Y		$6,837
558	The Hartford Dividend and Growth Fund, Class Y		13,173
567	The Hartford Emerging Markets Research Fund, Class Y		5,038
115	The Hartford Global Real Asset Fund, Class Y		1,203
694	The Hartford International Opportunities Fund, Class Y		11,549
257	The Hartford International Small Company Fund, Class Y		4,027
149	The Hartford MidCap Value Fund, Class Y		2,260
96	The Hartford Small Company Fund, Class Y		2,243
			46,330
	Total equity funds
	(cost $38,885)		$46,330

FIXED INCOME FUNDS - 23.0%
758	The Hartford Alternative Strategies Fund, Class Y		$7,810
37	The Hartford Inflation Plus Fund, Class Y		461
527	The Hartford Strategic Income Fund, Class Y		5,008
22	The Hartford Total Return Bond Fund, Class Y		240
33	The Hartford World Bond Fund, Class Y		361
			13,880
	Total fixed income funds
	(cost $13,803)		$13,880

	Total investments in affiliated investment companies
	(cost $52,688)		$60,210

	Total long-term investments (cost $52,688)		$60,210

	Total investments
	(cost $52,688) ▲	99.9%	$60,210
	Other assets and liabilities	0.1%	34
	Total net assets	100.0%	$60,244

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $52,773 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,437
Unrealized Depreciation	—
Net Unrealized Appreciation	$7,437

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$60,210	$60,210	$–	$–
Total	$60,210	$60,210	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $52,688)	$60,210
Receivables:
Investment securities sold	43
Fund shares sold	23
Dividends and interest	1
Other assets	50
Total assets	60,327
Liabilities:
Payables:
Investment securities purchased	25
Fund shares redeemed	43
Investment management fees	1
Administrative fees	2
Distribution fees	4
Accrued expenses	8
Total liabilities	83
Net assets	$60,244
Summary of Net Assets:
Capital stock and paid-in-capital	$51,934
Distributions in excess of net investment loss	(703)
Accumulated net realized gain	1,491
Unrealized appreciation of investments	7,522
Net assets	$60,244

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$15.45
Shares outstanding	2,205
Net assets	$34,060
Class R4: Net asset value per share	$15.52
Shares outstanding	1,642
Net assets	$25,491
Class R5: Net asset value per share	$15.53
Shares outstanding	38
Net assets	$589
Class Y: Net asset value per share	$15.53
Shares outstanding	7
Net assets	$104

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund

Statement of  Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$680
Total investment income	680

Expenses:
Investment management fees	40
Administrative services fees
Class R3	32
Class R4	16
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	78
Class R4	26
Custodian fees	—
Accounting services fees	3
Registration and filing fees	19
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	225
Expense waivers	(124)
Total waivers	(124)
Total expenses, net	101
Net Investment Income	579
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	672
Net realized gain on investments in underlying affiliated funds	904
Net Realized Gain on Investments	1,576
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	3,484
Net Changes in Unrealized Appreciation of Investments	3,484
Net Gain on Investments	5,060
Net Increase in Net Assets Resulting from Operations	$5,639

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$579	$324
Net realized gain on investments	1,576	661
Net unrealized appreciation of investments	3,484	3,364
Net Increase in Net Assets Resulting from Operations	5,639	4,349
Distributions to Shareholders:
From net investment income
Class R3	(846)	(221)
Class R4	(556)	(135)
Class R5	(17)	(14)
Total from net investment income	(1,419)	(370)
From net realized gain on investments
Class R3	(373)	(732)
Class R4	(243)	(340)
Class R5	(16)	(38)
Total from net realized gain on investments	(632)	(1,110)
Total distributions	(2,051)	(1,480)
Capital Share Transactions:
Class R3	1,032	9,229
Class R4	4,529	8,915
Class R5	(686)	103
Class Y	100	—
Net increase from capital share transactions	4,975	18,247
Net Increase in Net Assets	8,563	21,116
Net Assets:
Beginning of period	51,681	30,565
End of period	$60,244	$51,681
Undistributed (distribution in excess of) net investment income (loss)	$(703)	$137

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2035 Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

11

The Hartford Target Retirement 2035 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$600	$153
Long-Term Capital Gains ‡	880	268

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$137
Undistributed Long-Term Capital Gain	632
Unrealized Appreciation *	3,953
Total Accumulated Earnings	$4,722

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$20
Accumulated Net Realized Gain (Loss)	(20)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2035 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2035 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	34%
Class Y	100

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$14,554
Sales Proceeds Excluding U.S. Government Obligations	10,383

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	334	86	(353)	—	67	874	75	(270)	—	679
Amount	$4,914	$1,219	$(5,101)	$—	$1,032	$12,025	$953	$(3,749)	$—	$9,229
Class R4
Shares	462	56	(216)	—	302	843	37	(230)	—	650
Amount	$6,905	$799	$(3,175)	$—	$4,529	$11,663	$475	$(3,223)	$—	$8,915
Class R5
Shares	8	2	(57)	—	(47)	9	4	(5)	—	8
Amount	$118	$33	$(837)	$—	$(686)	$117	$52	$(66)	$—	$103
Class Y
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Total
Shares	811	144	(626)	—	329	1,726	116	(505)	—	1,337
Amount	$12,037	$2,051	$(9,113)	$—	$4,975	$23,805	$1,480	$(7,038)	$—	$18,247

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2035 Fund

Financial Highlights

– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
R3	$14.47	$0.16	$1.40	$1.56	$(0.40)	$(0.18)	$–	$(0.58)	$15.45
R4	14.56	0.23	1.35	1.58	(0.44)	(0.18)	–	(0.62)	15.52
R5	14.57	0.36	1.22	1.58	(0.44)	(0.18)	–	(0.62)	15.53
Y(G)	14.91	0.01	0.61	0.62	–	–	–	–	15.53

For the Year Ended October 31, 2012
R3	13.70	0.10	1.30	1.40	(0.14)	(0.49)	–	(0.63)	14.47
R4	13.77	0.13	1.32	1.45	(0.17)	(0.49)	–	(0.66)	14.56
R5	13.78	0.14	1.32	1.46	(0.18)	(0.49)	–	(0.67)	14.57

For the Year Ended October 31, 2011 (H)
R3	13.44	0.11	0.46	0.57	(0.10)	(0.21)	–	(0.31)	13.70
R4	13.49	0.15	0.46	0.61	(0.12)	(0.21)	–	(0.33)	13.77
R5	13.49	0.17	0.45	0.62	(0.12)	(0.21)	–	(0.33)	13.78

For the Year Ended October 31, 2010
R3	11.63	0.08	1.82	1.90	(0.09)	–	–	(0.09)	13.44
R4	11.66	0.12	1.82	1.94	(0.11)	–	–	(0.11)	13.49
R5	11.66	0.14	1.81	1.95	(0.12)	–	–	(0.12)	13.49

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	1.59	1.74	(0.11)	–	–	(0.11)	11.63
R4	10.00	0.17	1.61	1.78	(0.12)	–	–	(0.12)	11.66
R5	10.00	0.18	1.60	1.78	(0.12)	–	–	(0.12)	11.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Per share amounts have been calculated using average shares outstanding method.

18

– Ratios and Supplemental Data –

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

11.14	%(E)	$34,060	0.98	%(F)	0.50	%(F)	2.10	%(F)	19%
11.22	(E)	25,491	0.67	(F)	0.21	(F)	2.25	(F)	–
11.27	(E)	589	0.40	(F)	0.10	(F)	3.05	(F)	–
4.16	(E)	104	0.28	(F)	0.10	(F)	0.49	(F)	–

10.93		30,934	1.01		0.46		0.67		95
11.31		19,507	0.71		0.16		0.90		–
11.34		1,240	0.43		0.11		1.11		–

4.29		19,991	1.10		0.45		0.82		54
4.55		9,508	0.80		0.15		1.09		–
4.66		1,066	0.50		0.10		1.17		–

16.38		9,464	1.44		0.39		0.75		30
16.74		5,550	1.16		0.09		1.02		–
16.78		1,403	0.89		0.04		1.12		–

17.72		1,508	2.35		0.37		1.50		15
18.09		1,777	2.03		0.07		1.75		–
18.10		1,198	1.77		0.02		1.84		–

19

The Hartford Target Retirement 2035 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

20

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

21

The Hartford Target Retirement 2035 Fund

Directors and Officers (Unaudited)  – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2035 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,111.40	$2.63	$1,000.00	$1,022.30	$2.52	0.50%	181	365
Class R4	$1,000.00	$1,112.20	$1.09	$1,000.00	$1,023.77	$1.04	0.21	181	365
Class R5	$1,000.00	$1,112.70	$0.52	$1,000.00	$1,024.30	$0.50	0.10	181	365
Class Y*	$1,000.00	$1,041.60	$0.17	$1,000.00	$1,008.19	$0.17	0.10	61	365

*	Commenced operations on February 28, 2013.

23

The Hartford Target Retirement 2035 Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2035 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

24

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2035 Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR3513 4/13 114007 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2040 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2040 Fund inception 10/31/2008

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Target Retirement 2040 R3	11.27%	11.88%	13.27%
Target Retirement 2040 R4	11.39%	12.15%	13.60%
Target Retirement 2040 R5	11.50%	12.26%	13.67%
Target Retirement 2040 Y	11.50%	12.26%	13.67%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	7.26%
MSCI All Country World Index	13.78%	15.69%	13.59%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2040 Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2040 Class R3	1.35%	1.73%
Target Retirement 2040 Class R4	1.05%	1.42%
Target Retirement 2040 Class R5	0.85%	1.14%
Target Retirement 2040 Class Y	0.85%	1.04%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation , Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2040 Fund returned 11.27% for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 11.88%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 78% equities and 22% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as

3

The Hartford Target Retirement 2040 Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the Capital Appreciation, International Small Company and Strategic Income Funds more than offset weak benchmark-relative results from the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.9%
The Hartford Capital Appreciation Fund, Class Y	11.7
The Hartford Dividend and Growth Fund, Class Y	22.3
The Hartford Emerging Markets Research Fund, Class Y	8.5
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	0.2
The Hartford International Opportunities Fund, Class Y	19.7
The Hartford International Small Company Fund, Class Y	6.9
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2040 Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 78.4%
205	The Hartford Capital Appreciation Fund, Class Y		$8,779
711	The Hartford Dividend and Growth Fund, Class Y		16,775
722	The Hartford Emerging Markets Research Fund, Class Y		6,418
119	The Hartford Global Real Asset Fund, Class Y		1,246
890	The Hartford International Opportunities Fund, Class Y		14,818
332	The Hartford International Small Company Fund, Class Y		5,201
189	The Hartford MidCap Value Fund, Class Y		2,878
121	The Hartford Small Company Fund, Class Y		2,828
			58,943
	Total equity funds
	(cost $49,112)		$58,943

FIXED INCOME FUNDS - 21.6%
939	The Hartford Alternative Strategies Fund, Class Y		$9,678
15	The Hartford Inflation Plus Fund, Class Y		188
673	The Hartford Strategic Income Fund, Class Y		6,396
			16,262
	Total fixed income funds
	(cost $16,229)		$16,262

	Total investments in affiliated investment companies
	(cost $65,341)		$75,205

	Total long-term investments
	(cost $65,341)		$75,205

	Total investments
	(cost $65,341) ▲	100.0%	$75,205
	Other assets and liabilities	—%	33
	Total net assets	100.0%	$75,238

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $65,526 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,735
Unrealized Depreciation	(56)
Net Unrealized Appreciation	$9,679

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$75,205	$75,205	$–	$–
Total	$75,205	$75,205	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $65,341)	$75,205
Receivables:
Investment securities sold	39
Fund shares sold	72
Other assets	52
Total assets	75,368
Liabilities:
Payables:
Investment securities purchased	75
Fund shares redeemed	39
Investment management fees	2
Administrative fees	2
Distribution fees	5
Accrued expenses	7
Total liabilities	130
Net assets	$75,238
Summary of Net Assets:
Capital stock and paid-in-capital	$64,915
Distributions in excess of net investment loss	(920)
Accumulated net realized gain	1,379
Unrealized appreciation of investments	9,864
Net assets	$75,238

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$15.65
Shares outstanding	2,419
Net assets	$37,870
Class R4: Net asset value per share	$15.72
Shares outstanding	2,317
Net assets	$36,437
Class R5: Net asset value per share	$15.74
Shares outstanding	53
Net assets	$827
Class Y: Net asset value per share	$15.74
Shares outstanding	7
Net assets	$104

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$878
Total investment income	878

Expenses:
Investment management fees	51
Administrative services fees
Class R3	35
Class R4	24
Class R5	1
Transfer agent fees
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	88
Class R4	40
Custodian fees	—
Accounting services fees	4
Registration and filing fees	19
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	274
Expense waivers	(152)
Total waivers	(152)
Total expenses, net	122
Net Investment Income	756
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	863
Net realized gain on investments in underlying affiliated funds	702
Net Realized Gain on Investments	1,565
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	5,071
Net Changes in Unrealized Appreciation of Investments	5,071
Net Gain on Investments	6,636
Net Increase in Net Assets Resulting from Operations	$7,392

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$756	$391
Net realized gain on investments	1,565	678
Net unrealized appreciation of investments	5,071	4,292
Net Increase in Net Assets Resulting from Operations	7,392	5,361
Distributions to Shareholders:
From net investment income
Class R3	(917)	(273)
Class R4	(879)	(163)
Class R5	(24)	(17)
Total from net investment income	(1,820)	(453)
From net realized gain on investments
Class R3	(398)	(679)
Class R4	(343)	(308)
Class R5	(19)	(35)
Total from net realized gain on investments	(760)	(1,022)
Total distributions	(2,580)	(1,475)
Capital Share Transactions:
Class R3	1,408	5,784
Class R4	5,479	15,120
Class R5	(838)	175
Class Y	100	—
Net increase from capital share transactions	6,149	21,079
Net Increase in Net Assets	10,961	24,965
Net Assets:
Beginning of period	64,277	39,312
End of period	$75,238	$64,277
Undistributed (distribution in excess of) net investment income (loss)	$(920)	$144

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2040 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$805	$142
Long-Term Capital Gains ‡	670	194

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$298
Undistributed Long-Term Capital Gain	605
Unrealized Appreciation *	4,608
Total Accumulated Earnings	$5,511

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$24
Accumulated Net Realized Gain (Loss)	(24)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2040 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.35%	1.05%	0.85%	0.85%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2040 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	100%

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$14,262
Sales Proceeds Excluding U.S. Government Obligations	9,066

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	284	91	(281)	—	94	924	74	(579)	—	419
Amount	$4,240	$1,315	$(4,147)	$—	$1,408	$12,969	$952	$(8,137)	$—	$5,784
Class R4
Shares	393	84	(109)	—	368	1,264	36	(204)	—	1,096
Amount	$5,903	$1,221	$(1,645)	$—	$5,479	$17,592	$471	$(2,943)	$—	$15,120
Class R5
Shares	13	3	(72)	—	(56)	16	4	(8)	—	12
Amount	$184	$43	$(1,065)	$—	$(838)	$238	$52	$(115)	$—	$175
Class Y
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Total
Shares	697	178	(462)	—	413	2,204	114	(791)	—	1,527
Amount	$10,427	$2,579	$(6,857)	$—	$6,149	$30,799	$1,475	$(11,195)	$—	$21,079

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the

16

1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2040 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
R3	$14.62	$0.16	$1.43	$1.59	$(0.39)	$(0.17)	$–	$(0.56)	$15.65
R4	14.71	0.21	1.41	1.62	(0.44)	(0.17)	–	(0.61)	15.72
R5	14.72	0.31	1.32	1.63	(0.44)	(0.17)	–	(0.61)	15.74
Y(G)	15.10	0.01	0.63	0.64	–	–	–	–	15.74

For the Year Ended October 31, 2012
R3	13.75	0.10	1.26	1.36	(0.13)	(0.36)	–	(0.49)	14.62
R4	13.82	0.13	1.29	1.42	(0.17)	(0.36)	–	(0.53)	14.71
R5	13.83	0.14	1.28	1.42	(0.17)	(0.36)	–	(0.53)	14.72

For the Year Ended October 31, 2011 (H)
R3	13.48	0.10	0.41	0.51	(0.09)	(0.15)	–	(0.24)	13.75
R4	13.52	0.14	0.42	0.56	(0.11)	(0.15)	–	(0.26)	13.82
R5	13.53	0.16	0.40	0.56	(0.11)	(0.15)	–	(0.26)	13.83

For the Year Ended October 31, 2010
R3	11.59	0.06	1.91	1.97	(0.08)	–	–	(0.08)	13.48
R4	11.62	0.11	1.90	2.01	(0.11)	–	–	(0.11)	13.52
R5	11.63	0.12	1.89	2.01	(0.11)	–	–	(0.11)	13.53

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	1.55	1.70	(0.11)	–	–	(0.11)	11.59
R4	10.00	0.17	1.57	1.74	(0.12)	–	–	(0.12)	11.62
R5	10.00	0.18	1.57	1.75	(0.12)	–	–	(0.12)	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 28, 2013.
(H)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

11.27	%(E)	$37,870	0.95	%(F)	0.50	%(F)	2.11	%(F)	13%
11.39	(E)	36,437	0.65	(F)	0.21	(F)	2.30	(F)	–
11.50	(E)	827	0.37	(F)	0.10	(F)	2.93	(F)	–
4.86	(E)	104	0.26	(F)	0.10	(F)	0.50	(F)	–

10.44		33,996	0.99		0.45		0.65		99
10.81		28,670	0.68		0.15		0.81		–
10.84		1,611	0.40		0.10		1.06		–

3.78		26,194	1.06		0.44		0.73		41
4.12		11,782	0.76		0.14		1.01		–
4.15		1,336	0.47		0.09		1.12		–

17.06		9,856	1.45		0.38		0.64		24
17.35		4,727	1.18		0.08		0.93		–
17.36		1,863	0.91		0.03		1.00		–

17.34		1,301	2.41		0.35		1.48		15
17.70		1,629	2.10		0.05		1.79		–
17.81		1,321	1.81		–		1.83		–

19

The Hartford Target Retirement 2040 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

20

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

21

The Hartford Target Retirement 2040 Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2040 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,112.70	$2.63	$1,000.00	$1,022.30	$2.52	0.50%	181	365
Class R4	$1,000.00	$1,113.90	$1.08	$1,000.00	$1,023.78	$1.03	0.21	181	365
Class R5	$1,000.00	$1,115.00	$0.53	$1,000.00	$1,024.30	$0.50	0.10	181	365
Class Y*	$1,000.00	$1,048.60	$0.17	$1,000.00	$1,008.19	$0.17	0.10	61	365

*	Commenced operations on February 28, 2013.

23

The Hartford Target Retirement 2040 Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2040 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

24

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2040 Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR4013 4/13 114008 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2045 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Target Retirement 2045 R3	11.22%	11.46%	13.18%
Target Retirement 2045 R4	11.38%	11.86%	13.53%
Target Retirement 2045 R5	11.35%	11.82%	13.56%
Target Retirement 2045 Y	11.35%	11.82%	13.56%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	7.26%
MSCI All Country World Index	13.78%	15.69%	13.59%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2045 Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Target Retirement 2045 Class R3	1.40%	1.90%
Target Retirement 2045 Class R4	1.10%	1.59%
Target Retirement 2045 Class R5	0.90%	1.31%
Target Retirement 2045 Class Y	0.90%	1.21%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 11.22% for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. The Fund underperformed the average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 12.45%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the

3

The Hartford Target Retirement 2045 Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

stock/bond mix of the Fund was approximately 78% equities and 22% fixed income. A modest underweight allocation (i.e. the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the Capital Appreciation, Strategic Income and International Small Company Funds more than offset weak benchmark-relative results from the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments
as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.9%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.4
The Hartford Emerging Markets Research Fund, Class Y	8.6
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	0.2
The Hartford International Opportunities Fund, Class Y	19.6
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2045 Fund

Schedule of Investments

April 30, 2013 (Unaudited)

000’s Omitted

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 78.3%
80	The Hartford Capital Appreciation Fund, Class Y		$3,421
280	The Hartford Dividend and Growth Fund, Class Y		6,605
284	The Hartford Emerging Markets Research Fund, Class Y		2,528
49	The Hartford Global Real Asset Fund, Class Y		511
348	The Hartford International Opportunities Fund, Class Y		5,791
129	The Hartford International Small Company Fund, Class Y		2,019
74	The Hartford MidCap Value Fund, Class Y		1,126
48	The Hartford Small Company Fund, Class Y		1,117
			23,118
	Total equity funds
	(cost $19,400)		$23,118

FIXED INCOME FUNDS - 21.6%
369	The Hartford Alternative Strategies Fund, Class Y		$3,805
6	The Hartford Inflation Plus Fund, Class Y		74
264	The Hartford Strategic Income Fund, Class Y		2,509
			6,388
	Total fixed income funds
	(cost $6,361)		$6,388

	Total investments in affiliated investment companies
	(cost $25,761)		$29,506

	Total long-term investments
	(cost $25,761)		$29,506

	Total investments
	(cost $25,761) ▲	99.9%	$29,506
	Other assets and liabilities	0.1%	39
	Total net assets	100.0%	$29,545

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $25,826 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,688
Unrealized Depreciation	(8)
Net Unrealized Appreciation	$3,680

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

5

The Hartford Target Retirement 2045 Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$29,506	$29,506	$–	$–
Total	$29,506	$29,506	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund

Statement of Assets and Liabilities

April 30, 2013  (Unaudited)

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $25,761)	$29,506
Receivables:
Investment securities sold	11
Fund shares sold	29
Other assets	48
Total assets	29,594
Liabilities:
Payables:
Investment securities purchased	28
Fund shares redeemed	11
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	6
Total liabilities	49
Net assets	$29,545
Summary of Net Assets:
Capital stock and paid-in-capital	$25,433
Distributions in excess of net investment loss	(363)
Accumulated net realized gain	730
Unrealized appreciation of investments	3,745
Net assets	$29,545

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$15.12
Shares outstanding	960
Net assets	$14,520
Class R4: Net asset value per share	$15.19
Shares outstanding	961
Net assets	$14,588
Class R5: Net asset value per share	$15.19
Shares outstanding	22
Net assets	$333
Class Y: Net asset value per share	$15.19
Shares outstanding	7
Net assets	$104

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$339
Total investment income	339

Expenses:
Investment management fees	20
Administrative services fees
Class R3	14
Class R4	9
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	34
Class R4	16
Custodian fees	—
Accounting services fees	2
Registration and filing fees	18
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	124
Expense waivers	(69)
Total waivers	(69)
Total expenses, net	55
Net Investment Income	284
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	346
Net realized gain on investments in underlying affiliated funds	450
Net Realized Gain on Investments	796
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,794
Net Changes in Unrealized Appreciation of Investments	1,794
Net Gain on Investments	2,590
Net Increase in Net Assets Resulting from Operations	$2,874

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$284	$133
Net realized gain on investments	796	227
Net unrealized appreciation of investments	1,794	1,568
Net Increase in Net Assets Resulting from Operations	2,874	1,928
Distributions to Shareholders:
From net investment income
Class R3	(345)	(73)
Class R4	(335)	(58)
Class R5	(10)	(10)
Total from net investment income	(690)	(141)
From net realized gain on investments
Class R3	(118)	(500)
Class R4	(110)	(295)
Class R5	(9)	(53)
Total from net realized gain on investments	(237)	(848)
Total distributions	(927)	(989)
Capital Share Transactions:
Class R3	512	4,069
Class R4	1,976	6,202
Class R5	(695)	52
Class Y	100	—
Net increase from capital share transactions	1,893	10,323
Net Increase in Net Assets	3,840	11,262
Net Assets:
Beginning of period	25,705	14,443
End of period	$29,545	$25,705
Undistributed (distribution in excess of) net investment income (loss)	$(363)	$43

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements

April 30, 2013  (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements — (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$216	$60
Long-Term Capital Gains ‡	773	123

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$43
Undistributed Long-Term Capital Gain	236
Unrealized Appreciation *	1,886
Total Accumulated Earnings	$2,165

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$7
Accumulated Net Realized Gain (Loss)	(7)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements — (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1,

14

2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.40%	1.10%	0.90%	0.90%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements — (continued)

April 30, 2013  (Unaudited)

(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	55
Class Y	100

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,647
Sales Proceeds Excluding U.S. Government Obligations	5,067

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	143	33	(140)	—	36	336	47	(77)	—	306
Amount	$2,064	$462	$(2,014)	$—	$512	$4,541	$573	$(1,045)	$—	$4,069
Class R4
Shares	204	32	(99)	—	137	578	28	(148)	—	458
Amount	$2,962	$445	$(1,431)	$—	$1,976	$7,836	$353	$(1,987)	$—	$6,202
Class R5
Shares	7	1	(57)	—	(49)	4	5	(4)	—	5
Amount	$99	$19	$(813)	$—	$(695)	$48	$63	$(59)	$—	$52
Class Y
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Total
Shares	361	66	(296)	—	131	918	80	(229)	—	769
Amount	$5,225	$926	$(4,258)	$—	$1,893	$12,425	$989	$(3,091)	$—	$10,323

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2045 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
R3	$14.09	$0.14	$1.39	$1.53	$(0.37)	$(0.13)	$–	$(0.50)	$15.12
R4	14.17	0.16	1.40	1.56	(0.41)	(0.13)	–	(0.54)	15.19
R5	14.18	0.22	1.34	1.56	(0.42)	(0.13)	–	(0.55)	15.19
Y(H)	14.57	0.01	0.61	0.62	–	–	–	–	15.19

For the Year Ended October 31, 2012 (E)
R3	13.73	0.07	1.18	1.25	(0.10)	(0.79)	–	(0.89)	14.09
R4	13.79	0.10	1.21	1.31	(0.14)	(0.79)	–	(0.93)	14.17
R5	13.80	0.13	1.18	1.31	(0.14)	(0.79)	–	(0.93)	14.18

For the Year Ended October 31, 2011 (E)
R3	13.47	0.07	0.47	0.54	(0.08)	(0.20)	–	(0.28)	13.73
R4	13.51	0.11	0.47	0.58	(0.10)	(0.20)	–	(0.30)	13.79
R5	13.51	0.12	0.48	0.60	(0.11)	(0.20)	–	(0.31)	13.80

For the Year Ended October 31, 2010
R3	11.59	0.06	1.88	1.94	(0.06)	–	–	(0.06)	13.47
R4	11.62	0.10	1.88	1.98	(0.09)	–	–	(0.09)	13.51
R5	11.62	0.11	1.87	1.98	(0.09)	–	–	(0.09)	13.51

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	1.58	1.70	(0.11)	–	–	(0.11)	11.59
R4	10.00	0.15	1.58	1.73	(0.11)	–	–	(0.11)	11.62
R5	10.00	0.15	1.58	1.73	(0.11)	–	–	(0.11)	11.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 28, 2013.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

11.22	%(F)	$14,520	1.07	%(G)	0.55	%(G)	1.98	%(G)	19%
11.38	(F)	14,588	0.77	(G)	0.26	(G)	2.25	(G)	–
11.35	(F)	333	0.49	(G)	0.15	(G)	3.13	(G)	–
4.26	(F)	104	0.38	(G)	0.15	(G)	0.44	(G)	–

10.14		13,020	1.15		0.49		0.54		89
10.53		11,680	0.84		0.19		0.75		–
10.56		1,005	0.56		0.14		0.96		–

4.03		8,477	1.33		0.48		0.50		50
4.33		5,048	1.03		0.18		0.81		–
4.44		918	0.73		0.13		0.86		–

16.79		3,918	1.77		0.42		0.47		19
17.09		2,399	1.48		0.12		0.76		–
17.14		1,371	1.18		0.07		0.84		–

17.28		1,380	2.40		0.39		1.21		7
17.65		1,499	2.08		0.09		1.49		–
17.65		1,190	1.82		0.04		1.54		–

19

The Hartford Target Retirement 2045 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

20

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2045 Fund

Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2045 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,112.20	$2.90	$1,000.00	$1,022.05	$2.77	0.55%	181	365
Class R4	$1,000.00	$1,113.80	$1.34	$1,000.00	$1,023.53	$1.28	0.26	181	365
Class R5	$1,000.00	$1,113.50	$0.79	$1,000.00	$1,024.05	$0.75	0.15	181	365
Class Y*	$1,000.00	$1,042.60	$0.26	$1,000.00	$1,008.10	$0.26	0.15	61	365

*	Commenced operations on February 28, 2013.

23

The Hartford Target Retirement 2045 Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2045 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard,

24

the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2045 Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR4513 4/13 114009 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TARGET RETIREMENT 2050 FUND 2013 Semi Annual Report

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview  10/31/08 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
Target Retirement 2050 R3	11.25%	11.57%	13.03%
Target Retirement 2050 R4	11.44%	11.91%	13.37%
Target Retirement 2050 R5	11.40%	11.88%	13.41%
Target Retirement 2050 Y	11.40%	11.88%	13.41%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	7.26%
MSCI All Country World Index	13.78%	15.69%	13.59%

†	Not Annualized
▲	Inception: 10/31/2008

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Class Y shares commenced operations on 02/28/13. Performance prior to that date is that of the Fund’s Class R5 shares which had different operating expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2050 Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Target Retirement 2050 Class R3	1.40%	1.89%
Target Retirement 2050 Class R4	1.10%	1.59%
Target Retirement 2050 Class R5	0.90%	1.30%
Target Retirement 2050 Class Y	0.90%	1.20%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2050 Fund returned 11.25% for the six-month period ended April 30, 2013. In comparison, the Fund’s benchmarks, the MSCI All Country World Index and the Barclays U.S. Aggregate Bond Index returned 13.78% and 0.91%, respectively, for the same period. However, the Fund underperformed the average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 12.56%.

Why did the Fund perform this way?

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period. The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02%-0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from “Asset Allocation” includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation contributed to benchmark-relative performance. With regard to asset allocation, the stock/bond mix of the Fund was approximately 55% equities and 45% fixed income. A modest underweight allocation (i.e.

3

The Hartford Target Retirement 2050 Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

the Fund’s position was less than the benchmark position) to fixed income and overweight to equities contributed as equities strongly outperformed fixed income during the period. Within equities, a structural overweight allocation to U.S. equity oriented strategies helped as U.S. equities outperformed non-U.S. equities during the period. Additionally, an allocation to international small cap equities was additive. Inflation sensitive assets such as commodities and natural resource equities underperformed global equities, and our allocation to those assets detracted from benchmark-relative performance. Within fixed income, positive results from exposure to high yield bonds and emerging market debt weren’t enough to offset weaker results from exposure to global government bonds and Treasury Inflation Protected Securities (TIPS), which lagged the Barclays U.S. Aggregate Bond Index.

Beyond asset class decisions, we seek to add value by selecting the underlying funds available in our investment universe using both quantitative and qualitative criteria. In aggregate, performance from the underlying funds (net of fees) contributed positively on a benchmark-relative basis. Strong benchmark-relative performance in the Capital Appreciation, Strategic Income and International Small Company Funds more than offset weak benchmark-relative results from the International Opportunities, MidCap Value and Small Company Funds.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Composition by Investments

as of April 30, 2013

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	12.9%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.2
The Hartford Emerging Markets Research Fund, Class Y	8.5
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	0.3
The Hartford International Opportunities Fund, Class Y	19.7
The Hartford International Small Company Fund, Class Y	6.9
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2050 Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 78.2%
95	The Hartford Capital Appreciation Fund, Class Y		$4,077
331	The Hartford Dividend and Growth Fund, Class Y		7,799
336	The Hartford Emerging Markets Research Fund, Class Y		2,987
58	The Hartford Global Real Asset Fund, Class Y		604
414	The Hartford International Opportunities Fund, Class Y		6,896
155	The Hartford International Small Company Fund, Class Y		2,432
87	The Hartford MidCap Value Fund, Class Y		1,326
56	The Hartford Small Company Fund, Class Y		1,315
			27,436
	Total equity funds
	(cost $23,025)		$27,436

FIXED INCOME FUNDS - 21.7%
439	The Hartford Alternative Strategies Fund, Class Y		$4,531
7	The Hartford Inflation Plus Fund, Class Y		87
313	The Hartford Strategic Income Fund, Class Y		2,980
			7,598
	Total fixed income funds
	(cost $7,571)		$7,598

	Total investments in affiliated investment companies
	(cost $30,596)		$35,034

	Total long-term investments
	(cost $30,596)		$35,034

	Total investments
	(cost $30,596) ▲	99.9%	$35,034
	Other assets and liabilities	0.1%	38
	Total net assets	100.0%	$35,072

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $30,663 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,383
Unrealized Depreciation	(12)
Net Unrealized Appreciation	$4,371

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$35,034	$35,034	$–	$–
Total	$35,034	$35,034	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $30,596)	$35,034
Receivables:
Fund shares sold	39
Other assets	49
Total assets	35,122
Liabilities:
Payables:
Investment securities purchased	39
Fund shares redeemed	—
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	7
Total liabilities	50
Net assets	$35,072
Summary of Net Assets:
Capital stock and paid-in-capital	$30,335
Distributions in excess of net investment loss	(410)
Accumulated net realized gain	709
Unrealized appreciation of investments	4,438
Net assets	$35,072

Shares authorized	200,000
Par value	$0.001
Class R3: Net asset value per share	$15.25
Shares outstanding	1,025
Net assets	$15,630
Class R4: Net asset value per share	$15.32
Shares outstanding	1,216
Net assets	$18,630
Class R5: Net asset value per share	$15.32
Shares outstanding	46
Net assets	$708
Class Y: Net asset value per share	$15.32
Shares outstanding	7
Net assets	$104

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$385
Total investment income	385

Expenses:
Investment management fees	23
Administrative services fees
Class R3	14
Class R4	12
Class R5	—
Transfer agent fees
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class R3	35
Class R4	20
Custodian fees	—
Accounting services fees	2
Registration and filing fees	18
Board of Directors' fees	1
Audit fees	5
Other expenses	4
Total expenses (before waivers)	134
Expense waivers	(75)
Total waivers	(75)
Total expenses, net	59
Net Investment Income	326
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	389
Net realized gain on investments in underlying affiliated funds	387
Net Realized Gain on Investments	776
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	2,204
Net Changes in Unrealized Appreciation of Investments	2,204
Net Gain on Investments	2,980
Net Increase in Net Assets Resulting from Operations	$3,306

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$326	$160
Net realized gain on investments	776	176
Net unrealized appreciation of investments	2,204	1,930
Net Increase in Net Assets Resulting from Operations	3,306	2,266
Distributions to Shareholders:
From net investment income
Class R3	(344)	(78)
Class R4	(424)	(69)
Class R5	(17)	(12)
Total from net investment income	(785)	(159)
From net realized gain on investments
Class R3	(84)	(425)
Class R4	(92)	(290)
Class R5	(9)	(51)
Total from net realized gain on investments	(185)	(766)
Total distributions	(970)	(925)
Capital Share Transactions:
Class R3	847	4,186
Class R4	3,002	7,508
Class R5	(697)	217
Class Y	99	—
Net increase from capital share transactions	3,251	11,911
Net Increase in Net Assets	5,587	13,252
Net Assets:
Beginning of period	29,485	16,233
End of period	$35,072	$29,485
Undistributed (distribution in excess of) net investment income (loss)	$(410)	$49

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2013, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and/or ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund and/or ETF. The market values of the Underlying Funds and/or ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$159	$71
Long-Term Capital Gains ‡	766	129

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$49
Undistributed Long-Term Capital Gain	185
Unrealized Appreciation *	2,167
Total Accumulated Earnings	$2,401

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2
Accumulated Net Realized Gain (Loss)	(2)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

13

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the period March 1, 2013 through April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class R3	Class R4	Class R5	Class Y
1.40%	1.10%	0.90%	0.90%

From November 1, 2012 through February 28, 2013, the respective investment manager contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2050 Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	1%
Class R5	28
Class Y	100

7.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$7,782
Sales Proceeds Excluding U.S. Government Obligations	4,801

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	174	30	(148)	—	56	457	41	(187)	—	311
Amount	$2,547	$427	$(2,127)	$—	$847	$6,234	$503	$(2,551)	$—	$4,186
Class R4
Shares	225	36	(56)	—	205	657	29	(128)	—	558
Amount	$3,297	$516	$(811)	$—	$3,002	$8,904	$359	$(1,755)	$—	$7,508
Class R5
Shares	11	2	(62)	—	(49)	12	5	(1)	—	16
Amount	$168	$25	$(890)	$—	$(697)	$168	$63	$(14)	$—	$217
Class Y
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$99	$—	$—	$—	$99	$—	$—	$—	$—	$—
Total
Shares	417	68	(266)	—	219	1,126	75	(316)	—	885
Amount	$6,111	$968	$(3,828)	$—	$3,251	$15,306	$925	$(4,320)	$—	$11,911

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2050 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
R3	$14.16	$0.14	$1.41	$1.55	$(0.37)	$(0.09)	$–	$(0.46)	$15.25
R4	14.24	0.16	1.42	1.58	(0.41)	(0.09)	–	(0.50)	15.32
R5	14.25	0.20	1.38	1.58	(0.42)	(0.09)	–	(0.51)	15.32
Y(H)	14.70	0.01	0.61	0.62	–	–	–	–	15.32

For the Year Ended October 31, 2012
R3	13.61	0.09	1.20	1.29	(0.11)	(0.63)	–	(0.74)	14.16
R4	13.68	0.12	1.21	1.33	(0.14)	(0.63)	–	(0.77)	14.24
R5	13.69	0.13	1.21	1.34	(0.15)	(0.63)	–	(0.78)	14.25

For the Year Ended October 31, 2011 (E)
R3	13.42	0.06	0.42	0.48	(0.07)	(0.22)	–	(0.29)	13.61
R4	13.46	0.10	0.43	0.53	(0.09)	(0.22)	–	(0.31)	13.68
R5	13.47	0.12	0.41	0.53	(0.09)	(0.22)	–	(0.31)	13.69

For the Year Ended October 31, 2010
R3	11.58	0.06	1.84	1.90	(0.06)	–	–	(0.06)	13.42
R4	11.61	0.09	1.85	1.94	(0.09)	–	–	(0.09)	13.46
R5	11.61	0.10	1.85	1.95	(0.09)	–	–	(0.09)	13.47

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	1.57	1.69	(0.11)	–	–	(0.11)	11.58
R4	10.00	0.15	1.57	1.72	(0.11)	–	–	(0.11)	11.61
R5	10.00	0.16	1.56	1.72	(0.11)	–	–	(0.11)	11.61

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 28, 2013.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

11.25	%(F)	$15,630	1.05	%(G)	0.55	%(G)	1.99	%(G)	15%
11.44	(F)	18,630	0.75	(G)	0.26	(G)	2.23	(G)	–
11.40	(F)	708	0.46	(G)	0.15	(G)	2.82	(G)	–
5.15	(F)	104	0.35	(G)	0.15	(G)	0.44	(G)	–

10.33		13,727	1.14		0.49		0.58		102
10.62		14,404	0.84		0.19		0.79		–
10.66		1,354	0.55		0.14		0.99		–

3.57		8,955	1.28		0.47		0.46		55
3.95		6,201	0.98		0.17		0.73		–
3.97		1,077	0.68		0.12		0.82		–

16.46		3,619	1.79		0.42		0.44		19
16.78		3,161	1.49		0.12		0.84		–
16.90		1,456	1.20		0.07		0.82		–

17.18		1,285	2.42		0.39		1.23		8
17.54		1,262	2.13		0.09		1.53		–
17.55		1,190	1.83		0.04		1.56		–

19

The Hartford Target Retirement 2050 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

20

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

21

The Hartford Target Retirement 2050 Fund

Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC, HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2050 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,112.50	$2.90	$1,000.00	$1,022.05	$2.78	0.55%	181	365
Class R4	$1,000.00	$1,114.40	$1.34	$1,000.00	$1,023.53	$1.28	0.26	181	365
Class R5	$1,000.00	$1,114.00	$0.79	$1,000.00	$1,024.05	$0.75	0.15	181	365
Class Y*	$1,000.00	$1,051.50	$0.26	$1,000.00	$1,008.10	$0.26	0.15	61	365

*	Commenced operations on February 28, 2013.

23

The Hartford Target Retirement 2050 Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Target Retirement 2050 Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

24

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

25

The Hartford Target Retirement 2050 Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Target Date Risk: As the Fund’s target year approaches, it will increase its allocation to fixed income investments and decrease its allocation to equity investments. Conversely, the Fund will hold a higher percentage in equities and be more volatile when it’s further away from its target year. Target date funds are not guaranteed and you may experience losses, included losses near, at or after the target retirement year. There is no guarantee that the Fund will provide adequate income at and through your retirement.

Fund of Funds Risk: The Fund invests in a number of Underlying Funds, and is subject to the risks of the Underlying Funds in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds may invest in the following: foreign securities including emerging markets, fixed income securities (which carry credit and interest rate risk) including junk bonds, small- and mid-cap stocks, mortgage- and asset-backed securities, and derivatives.

26

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TR50 4/13 114010 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD TOTAL RETURN BOND FUND 2013 Semi Annual Report

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Total Return Bond Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Total Return Bond A#	2.01%	6.16%	5.38%	4.47%
Total Return Bond A##		1.38%	4.41%	3.99%
Total Return Bond B#	1.65%	5.41%	4.61%	3.91%*
Total Return Bond B##		0.41%	4.28%	3.91%*
Total Return Bond C#	1.54%	5.36%	4.58%	3.75%
Total Return Bond C##		4.36%	4.58%	3.75%
Total Return Bond I#	2.16%	6.44%	5.68%	4.68%
Total Return Bond R3#	1.82%	5.82%	5.13%	4.49%
Total Return Bond R4#	1.98%	6.15%	5.38%	4.66%
Total Return Bond R5#	2.13%	6.47%	5.69%	4.85%
Total Return Bond Y#	2.18%	6.58%	5.81%	4.92%
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.04%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Total Return Bond Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Total Return Bond Class A	0.95%	0.98%
Total Return Bond Class B	1.70%	1.85%
Total Return Bond Class C	1.69%	1.69%
Total Return Bond Class I	0.68%	0.68%
Total Return Bond Class R3	1.25%	1.27%
Total Return Bond Class R4	0.95%	0.95%
Total Return Bond Class R5	0.65%	0.66%
Total Return Bond Class Y	0.55%	0.55%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. Hill III	Campe Goodman, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 2.01%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.91% for the same period. The Fund also outperformed the 1.57% average return of the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

The primary drivers of the Fund’s outperformance were its MBS and investment grade credit exposures. The Fund’s allocation to non-agency MBS was a significant contributor to relative results as non-agencies performed strongly amid improved sentiment around U.S. housing, low long-term interest rates and strong investor demand. Our investment grade credit exposure was also a contributor to relative results; in particular, our overweight to U.S. financials was a top contributor as aggressive central bank monetary policy and investors’ ongoing search for yield caused higher beta sectors to outperform. The Fund’s overweight to Commercial MBS was also positive for performance as was the Fund’s duration and yield curve positioning. Exposure to emerging markets debt, via credit default swap indexes, was also modestly additive to relative results. The Fund’s positioning in high yield credit detracted from performance overall. Positive results from an allocation to bank loans and BB-rated high yield issuers were more than offset by the negative

3

The Hartford Total Return Bond Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

impact of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk.

What is the outlook?

In our view, the U.S. economy is less fragile than it has been in a long time. Through bold policy initiatives, we believe that the Fed has shown its determination to keep the U.S. out of recession, and corporate and personal balance sheets are in their best shape in years. These reasons for optimism are tempered, nevertheless, by concerns about the ongoing debt crisis in Europe and fiscal challenges in the U.S. Furthermore, we believe that valuations in many fixed income sectors have risen closer to fair value.

We ended the period positioned with a moderately procyclical risk bias, favoring credit overall. This view is expressed through an overweight to U.S. financials within investment-grade credit, and through allocations to upper-tier high-yield bonds and bank loans. We believe non-agency residential MBS still appear attractive to us against the backdrop of an improving housing market. We ended the period relatively neutral agency MBS and continued to have an overweight to CMBS.

Our views on interest rates depend on the time frame. Over the long term, we believe rates will revert to levels more consistent with the Fed’s long-run projections of short rates and economic growth, which are higher than those implied by today’s forward curve. In the near term, we believe that yields could stay low for a little longer than now anticipated by markets. Hence, we believe that we ended the period with the Fund currently positioned with a neutral duration posture.

Distribution by Credit Quality
as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	5.2%
Aa / AA	3.5
A	6.8
Baa / BBB	17.5
Ba / BB	9.8
B	4.5
Caa / CCC or Lower	5.7
Unrated	0.6
U.S. Government Agencies and Securities	65.7
Non-Debt Securities and Other Short-Term Instruments	4.3
Other Assets & Liabilities	(23.6)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.3%
Administrative Waste Management and Remediation	0.2
Air Transportation	0.3
Apparel Manufacturing	0.1
Arts, Entertainment and Recreation	2.9
Beverage and Tobacco Product Manufacturing	1.0
Chemical Manufacturing	0.4
Computer and Electronic Product Manufacturing	0.5
Construction	0.1
Educational Services	0.0
Fabricated Metal Product Manufacturing	0.2
Finance and Insurance	29.4
Food Manufacturing	0.2
Food Services	0.1
Furniture and Related Product Manufacturing	0.0
General Obligations	0.6
Health Care and Social Assistance	1.8
Higher Education (Univ., Dorms, etc.)	0.1
Information	3.4
Machinery Manufacturing	0.2
Mining	0.7
Miscellaneous Manufacturing	0.8
Motor Vehicle and Parts Manufacturing	0.3
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.0
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	2.3
Pipeline Transportation	0.9
Plastics and Rubber Products Manufacturing	0.2
Primary Metal Manufacturing	0.2
Professional, Scientific and Technical Services	0.2
Real Estate, Rental and Leasing	1.3
Retail Trade	1.8
Soap, Cleaning Compound and Toilet Manufacturing	0.0
Transportation Equipment Manufacturing	0.2
Truck Transportation	0.3
Utilities	1.2
Utilities - Electric	0.3
Utilities - Water and Sewer	0.2
Wholesale Trade	0.3
Total	53.3%
Equity Securities
Diversified Banks	0.0
Other Diversified Financial Services	0.1
Thrifts and Mortgage Finance	0.0
Total	0.1%
Foreign Government Obligations	0.3
Put Options Purchased	0.0
U.S. Government Agencies	41.3
U.S. Government Securities	24.4
Short-Term Investments	4.2
Other Assets and Liabilities	(23.6)
Total	100.0%

The above table represents investments by industry, rather than industry sub-classification. Each industry combines multiple sub-classifications into one industry category. Detailed information on sub-classifications breakdowns is available in the Schedule of Investments.

4

The Hartford Total Return Bond Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.2%
Finance and Insurance - 15.2%
	Captive Auto Finance - 1.4%
	Ally Automotive Receivables Trust
$2,420	3.38%, 09/15/2017 ■	$2,484
2,440	3.61%, 08/15/2016 ■	2,492
	Carnow Automotive Receivables Trust
193	2.09%, 01/15/2015 ■	194
	CPS Automotive Trust
1,365	1.82%, 12/16/2019 ■	1,377
	Credit Acceptance Automotive Loan Trust
2,380	1.21%, 10/15/2020 ■	2,380
805	2.21%, 09/15/2020 ■	814
2,240	3.12%, 03/16/2020 ■	2,258
	Ford Credit Automotive Owner Trust
1,500	2.54%, 02/15/2016	1,542
1,560	3.21%, 07/15/2017	1,629
710	5.53%, 05/15/2016 ■	735
	Harley-Davidson Motorcycle Trust
1,780	2.12%, 08/15/2017	1,801
	Hyundai Automotive Receivables Trust
2,850	2.27%, 02/15/2017	2,928
	Prestige Automotive Receivables Trust
1,685	2.49%, 04/16/2018 ■	1,710
	Santander Drive Automotive Receivables Trust
2,340	3.89%, 07/17/2017	2,410
	SNAAC Automotive Receivables Trust
651	1.78%, 06/15/2016 ■	655
		25,409
	Captive Retail Finance - 0.1%
	CNH Equipment Trust
1,315	2.97%, 05/15/2017 ‡	1,358
	Fieldstone Mortgage Investment Corp.
1,436	0.54%, 04/25/2047 Δ	900
		2,258
	Other Financial Investment Activities - 0.4%
	Soundview Home Equity Loan Trust, Inc.
1,071	0.35%, 06/25/2037 Δ	649
3,900	0.38%, 07/25/2037 Δ	1,851
4,705	0.44%, 07/25/2036 Δ	2,645
3,520	0.45%, 06/25/2036 Δ	2,460
		7,605
	Real Estate Credit (Mortgage Banking) - 13.3%
	Asset Backed Funding Certificates
2,086	0.42%, 01/25/2037 Δ	1,204
	Banc of America Commercial Mortgage, Inc.
3,375	5.17%, 11/10/2042 Δ	3,604
2,555	5.19%, 09/10/2047 Δ	2,803
1,515	5.63%, 07/10/2046 Δ	1,704
	Banc of America Funding Corp.
3,508	0.50%, 05/20/2047 Δ	3,048
4,428	5.77%, 05/25/2037	3,918
	BB-UBS Trust
3,095	3.43%, 11/05/2036 ■	3,177
	BCAP LLC Trust
729	0.37%, 01/25/2037 Δ	555
1,896	0.38%, 03/25/2037 Δ	1,589
	Bear Stearns Adjustable Rate Mortgage Trust
3,478	2.32%, 08/25/2035 ‡Δ	3,528
6,028	2.47%, 10/25/2035 Δ	5,852
	Bear Stearns Alt-A Trust
400	0.58%, 05/25/2036 Δ	255
4,520	0.70%, 01/25/2036 Δ	3,065
	Bear Stearns Commercial Mortgage Securities, Inc.
2,930	5.15%, 10/12/2042 Δ	3,206
946	5.41%, 12/11/2040	1,041
1,585	5.54%, 10/12/2041 ‡	1,792
2,950	5.58%, 04/12/2038 Δ	3,290
	Cal Funding II Ltd.
879	3.47%, 10/25/2027 ■	900
	Citigroup Commercial Mortgage Trust, Inc.
1,370	0.55%, 03/25/2037 Δ	733
	Citigroup/Deutsche Bank Commercial Mortgage Trust
947	5.22%, 07/15/2044 ‡Δ	1,036
2,875	5.32%, 12/11/2049 ‡	3,274
	Commercial Mortgage Loan Trust
2,500	6.01%, 12/10/2049 Δ	2,949
	Commercial Mortgage Pass-Through Certificates
11,170	1.82%, 07/10/2046 ■►	855
1,150	2.77%, 12/10/2045	1,174
1,895	4.34%, 12/10/2045 ■Δ	1,433
1,175	4.75%, 11/15/2045 ■	978
	Commercial Mortgage Trust
1,175	3.42%, 03/10/2031 ■	1,234
	Consumer Portfolio Services, Inc.
270	5.01%, 06/17/2019 ■	280
	Countrywide Alternative Loan Trust
1,702	0.52%, 11/25/2035 Δ	1,330
	Countrywide Home Loans, Inc.
1,193	2.99%, 04/20/2036 Δ	817
3,285	3.08%, 09/25/2047 Δ	2,744
	CS First Boston Mortgage Securities Corp.
2,389	5.50%, 06/25/2035	2,388
	CW Capital Cobalt Ltd.
5,180	5.22%, 08/15/2048	5,777
	DBUBS Mortgage Trust
11,543	2.05%, 01/01/2021 ■►	525
	First Franklin Mortgage Loan Trust
6,725	0.44%, 04/25/2036 Δ	4,079
	First Horizon Alternative Mortgage Securities
6,289	2.33%, 04/25/2036 Δ	5,116
9,431	2.36%, 09/25/2035 Δ	8,379
	GE Business Loan Trust
1,192	1.20%, 05/15/2034 ■Δ	823
	GMAC Commercial Mortgage Securities, Inc.
195	5.24%, 11/10/2045 Δ	211
	GMAC Mortgage Corp. Loan Trust
1,974	3.70%, 09/19/2035 Δ	1,905
264	3.87%, 04/19/2036 Δ	231

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.2% - (continued)
Finance and Insurance - 15.2% - (continued)
	Real Estate Credit (Mortgage Banking) - 13.3% - (continued)
	Goldman Sachs Mortgage Securities Corp. II
$1,480	2.95%, 11/05/2034 ■	$1,505
375	3.38%, 05/10/2045	403
	Goldman Sachs Mortgage Securities Trust
2,040	2.77%, 11/10/2045	2,076
1,685	2.93%, 06/05/2031 ■	1,778
3,325	3.55%, 04/10/2034 ■	3,565
1,410	4.86%, 11/10/2045 ■Δ	1,423
	Greenwich Capital Commercial Funding Corp.
2,025	5.74%, 12/10/2049	2,359
1,000	6.06%, 07/10/2038 Δ	1,133
	GSAA Home Equity Trust
1,957	0.27%, 03/25/2037 Δ	1,195
7,352	0.28%, 02/25/2037 Δ	4,045
1,501	0.29%, 12/25/2036 Δ	830
2,669	0.30%, 03/25/2037 Δ	1,425
1,177	0.36%, 07/25/2036 Δ	628
728	0.43%, 04/25/2047 Δ	459
	GSAMP Trust
1,165	0.30%, 02/25/2037 Δ	635
3,272	0.40%, 11/25/2036 Δ	1,865
	GSR Mortgage Loan Trust
454	0.70%, 11/25/2035 Δ	349
6,393	2.78%, 01/25/2036 Δ	5,486
	Harborview Mortgage Loan Trust
2,663	0.39%, 01/19/2038 Δ	2,191
3,941	0.42%, 05/19/2047 Δ	1,950
2,076	0.56%, 09/19/2035 Δ	1,661
	IndyMac Index Mortgage Loan Trust
346	0.49%, 01/25/2036 Δ	225
4,365	0.60%, 07/25/2046 Δ	2,229
1,428	2.49%, 01/25/2036 Δ	1,331
834	2.56%, 08/25/2035 Δ	663
5,424	2.68%, 03/25/2036 Δ	4,070
67	2.91%, 12/25/2036 Δ	57
	JP Morgan Chase Commercial Mortgage Securities Corp.
911	2.75%, 10/15/2045 ■	593
3,575	2.83%, 10/15/2045	3,650
2,980	2.84%, 12/15/2047	3,040
1,150	3.91%, 05/05/2030 ■Δ	1,249
245	4.67%, 10/15/2045 ■Δ	241
35	4.92%, 10/15/2042	37
3,575	5.20%, 12/15/2044 Δ	3,919
2,917	5.30%, 01/12/2043 Δ	3,202
795	5.31%, 08/15/2046 ■Δ	855
2,085	5.34%, 08/12/2037	2,235
2,005	5.71%, 02/12/2049 Δ	2,319
2,625	6.07%, 02/12/2051	2,912
	JP Morgan Mortgage Trust
378	2.88%, 04/25/2037 Δ	322
1,790	3.10%, 09/25/2035 Δ	1,730
294	4.13%, 05/25/2036 Δ	256
	LB-UBS Commercial Mortgage Trust
225	4.74%, 07/15/2030 Δ	240
2,250	4.95%, 09/15/2030	2,425
2,640	5.20%, 11/15/2030 Δ	2,868
3,087	5.43%, 02/15/2040	3,511
365	5.87%, 06/15/2038 Δ	414
1,875	6.15%, 04/15/2041 Δ	2,257
14,540	13.05%, 09/15/2039 ►	41
	Lehman Brothers Small Balance Commercial
272	4.67%, 09/25/2030 ■Δ	281
	Lehman XS Trust
1,447	0.41%, 07/25/2046 Δ	1,088
	Merrill Lynch Mortgage Investors Trust
782	2.88%, 07/25/2035 Δ	658
1,061	3.02%, 03/25/2036 Δ	767
2,284	5.20%, 09/12/2042	2,438
	Merrill Lynch Mortgage Trust
570	4.75%, 06/12/2043	607
	Merrill Lynch/Countrywide Commercial Mortgage Trust
13,526	3.72%, 07/12/2046 ►	132
	Morgan Stanley ABS Capital I
1,485	0.26%, 12/25/2036 Δ	817
	Morgan Stanley Capital I
180	5.45%, 02/12/2044 Δ	206
920	5.68%, 10/15/2042 Δ	1,021
3,450	5.69%, 04/15/2049 Δ	3,967
	Morgan Stanley Capital I Trust
43,668	2.12%, 09/15/2047 ■►	1,348
2,050	5.16%, 10/12/2052 Δ	2,243
	Morgan Stanley Mortgage Loan Trust
2,778	0.37%, 05/25/2036 - 11/25/2036 Δ	1,401
	National Credit Union Administration
1,386	1.84%, 10/07/2020 Δ	1,403
	Option One Mortgage Loan Trust
1,095	0.45%, 03/25/2037 Δ	554
	Residential Accredit Loans, Inc.
3,511	2.99%, 11/25/2037 Δ	1,961
	Residential Asset Securitization Trust
1,280	0.65%, 03/25/2035 Δ	983
	RFMSI Trust
251	3.22%, 04/25/2037 Δ	216
	SBA Tower Trust
2,400	2.93%, 12/15/2017 ■	2,486
	Securitized Asset Backed Receivables LLC
1,452	0.29%, 07/25/2036 Δ	704
	Sequoia Mortgage Trust
520	2.60%, 07/20/2037 Δ	429
	Structured Adjustable Rate Mortgage Loan Trust
787	0.50%, 09/25/2034 Δ	686
	Structured Asset Mortgage Investments Trust
1,645	0.42%, 05/25/2046 Δ	954
	UBS-Barclays Commercial Mortgage Trust
4,650	3.18%, 03/10/2046 Δ	4,868
2,665	3.53%, 05/10/2063	2,871
	Wachovia Bank Commercial Mortgage Trust
1,311	5.24%, 10/15/2044 Δ	1,431

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.2% - (continued)
Finance and Insurance - 15.2% - (continued)
	Real Estate Credit (Mortgage Banking) - 13.3% - (continued)
	Wells Fargo Alternative Loan Trust
$2,170	6.25%, 11/25/2037	$2,087
	Wells Fargo Commercial Mortgage Trust
3,525	2.92%, 10/15/2045	3,620
755	4.78%, 10/15/2045 ■Δ	752
	Wells Fargo Mortgage Backed Securities Trust
2,504	2.91%, 12/28/2037 Δ	2,250
1,158	5.15%, 10/25/2035 Δ	1,143
	WF-RBS Commercial Mortgage Trust
2,120	2.88%, 12/15/2045	2,170
365	3.20%, 03/15/2048	383
1,030	4.19%, 03/15/2045 ■Δ	811
1,420	4.46%, 12/15/2045 ■Δ	1,133
760	4.87%, 02/15/2044 ■	893
4,380	4.90%, 06/15/2044 ■	5,169
1,230	5.00%, 06/15/2044 ■	1,069
960	5.56%, 04/15/2045 ■Δ	1,030
		235,684
		270,956
	Total asset & commercial mortgage backed securities
	(cost $253,470)	$270,956

CORPORATE BONDS - 32.5%
Accommodation and Food Services - 0.2%
	Traveler Accommodation - 0.2%
	Choice Hotels International, Inc.
$66	5.70%, 08/28/2020	$73
995	5.75%, 07/01/2022	1,114
	Wynn Las Vegas LLC
2,335	7.75%, 08/15/2020	2,674
		3,861
Administrative Waste Management and Remediation - 0.1%
	Other Support Services - 0.0%
	Iron Mountain, Inc.
501	7.75%, 10/01/2019	566

	Waste Treatment and Disposal - 0.1%
	Clean Harbors, Inc.
150	5.13%, 06/01/2021 ■	157
605	5.25%, 08/01/2020	640
		797
		1,363
Air Transportation - 0.2%
	Scheduled Air Transportation - 0.2%
	Continental Airlines, Inc.
2,610	4.00%, 10/29/2024	2,747
	US Airways Group, Inc.
396	6.25%, 04/22/2023	445
		3,192
Apparel Manufacturing - 0.1%
	Accessories and Other Apparel Manufacturing - 0.0%
	PVH Corp.
205	4.50%, 12/15/2022	212
	Cut and Sew Apparel Manufacturing - 0.1%
	Hanesbrands, Inc.
660	6.38%, 12/15/2020	730
	Phillips Van-Heusen Corp.
850	7.38%, 05/15/2020	955
		1,685
		1,897
Arts, Entertainment and Recreation - 2.6%
	Cable and Other Subscription Programming - 1.6%
	CCO Holdings LLC
765	5.25%, 09/30/2022	779
3,300	6.63%, 01/31/2022	3,630
814	7.38%, 06/01/2020	914
	DirecTV Holdings LLC
2,630	3.80%, 03/15/2022	2,762
1,820	5.00%, 03/01/2021	2,073
	Time Warner Cable, Inc.
3,230	4.50%, 09/15/2042	3,072
1,400	5.88%, 11/15/2040	1,559
	Time Warner Entertainment Co., L.P.
3,190	8.38%, 07/15/2033	4,574
	Time Warner, Inc.
1,065	3.40%, 06/15/2022	1,124
1,650	6.10%, 07/15/2040	2,025
1,100	6.25%, 03/29/2041	1,371
	Viacom, Inc.
3,000	5.63%, 09/15/2019	3,596
		27,479
	Data Processing, Hosting and Related Services - 0.0%
	Fidelity National Information Services, Inc.
705	5.00%, 03/15/2022	777

	Motion Picture and Video Industries - 0.0%
	NAI Entertainment Holdings LLC
306	8.25%, 12/15/2017 ■	332
	National CineMedia LLC
65	6.00%, 04/15/2022	71
		403
	Newspaper, Periodical, Book and Database Publisher - 0.2%
	News America, Inc.
3,120	6.15%, 03/01/2037 - 02/15/2041	3,855

	Radio and Television Broadcasting - 0.8%
	CBS Corp.
1,624	3.38%, 03/01/2022	1,694
1,690	4.85%, 07/01/2042	1,751
	Liberty Media Corp.
1,761	8.25%, 02/01/2030	1,972
	NBC Universal Enterprise
560	1.66%, 04/15/2018 ■	567
1,005	1.97%, 04/15/2019 ■	1,021
	NBC Universal Media LLC
2,075	5.15%, 04/30/2020	2,514
1,554	5.95%, 04/01/2041	1,989
1,470	6.40%, 04/30/2040	1,974

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.5% - (continued)
Arts, Entertainment and Recreation - 2.6% - (continued)
	Radio and Television Broadcasting - 0.8% - (continued)
	Starz Financial Corp
$335	5.00%, 09/15/2019	$350
		13,832
		46,346
Beverage and Tobacco Product Manufacturing - 0.9%
	Beverage Manufacturing - 0.7%
	Anheuser-Busch InBev Worldwide, Inc.
3,050	7.75%, 01/15/2019 ‡	4,023
	Constellation Brands, Inc.
740	6.00%, 05/01/2022	853
2,405	7.25%, 05/15/2017	2,802
	Molson Coors Brewing Co.
865	3.50%, 05/01/2022	915
	Pernod-Ricard S.A.
3,655	2.95%, 01/15/2017 ■	3,847
		12,440
	Tobacco Manufacturing - 0.2%
	Altria Group, Inc.
1,658	10.20%, 02/06/2039	2,823
	Lorillard Tobacco Co.
505	8.13%, 06/23/2019	647
		3,470
		15,910
Chemical Manufacturing - 0.2%
	Basic Chemical Manufacturing - 0.2%
	Ashland, Inc.
455	4.75%, 08/15/2022 ■	476
	Dow Chemical Co.
2,720	8.55%, 05/15/2019	3,667
		4,143
Computer and Electronic Product Manufacturing - 0.4%
	Computer and Peripheral Equipment Manufacturing - 0.3%
	Apple, Inc.
2,825	2.40%, 05/03/2023	2,821
	Hewlett-Packard Co.
1,340	2.65%, 06/01/2016	1,374
	Seagate HDD Cayman
1,510	6.88%, 05/01/2020	1,640
		5,835
	Navigational, Measuring and Control Instruments - 0.1%
	Esterline Technologies Corp.
820	7.00%, 08/01/2020	906

	Semiconductor, Electronic Component Manufacturing - 0.0%
	Jabil Circuit, Inc.
565	4.70%, 09/15/2022	574

		7,315
Construction - 0.1%
	Residential Building Construction - 0.1%
	D.R. Horton, Inc.
515	6.50%, 04/15/2016	577
	Pulte Homes, Inc.
335	7.88%, 06/15/2032	372
	Ryland Group, Inc.
340	5.38%, 10/01/2022	353
		1,302
Fabricated Metal Product Manufacturing - 0.2%
	Boiler, Tank and Shipping Container Manufacturing - 0.1%
	Ball Corp.
895	5.00%, 03/15/2022 ‡	951
1,020	6.75%, 09/15/2020 ‡	1,126
		2,077
	Other Fabricated Metal Product Manufacturing - 0.1%
	Crown Americas, Inc.
425	4.50%, 01/15/2023 ■	434
1,170	6.25%, 02/01/2021	1,293
	Masco Corp.
240	5.95%, 03/15/2022	271
		1,998
	Spring and Wire Product Manufacturing - 0.0%
	Anixter International, Inc.
350	5.63%, 05/01/2019 ‡	374

		4,449
Finance and Insurance - 13.7%
	Captive Auto Finance - 0.2%
	Credit Acceptance Corp.
700	9.13%, 02/01/2017	763
	Ford Motor Credit Co. LLC
1,025	3.00%, 06/12/2017	1,062
1,675	5.88%, 08/02/2021	1,955
215	6.63%, 08/15/2017	253
		4,033
	Commercial Banking - 0.7%
	Barclays Bank plc
5,350	6.05%, 12/04/2017 ■	6,057
	BNP Paribas
5,050	2.38%, 09/14/2017	5,179
1,700	3.25%, 03/11/2015	1,769
		13,005
	Consumer Lending - 0.1%
	Minerva Luxembourg S.A.
750	7.75%, 01/31/2023 ■	801

	Depository Credit Banking - 2.9%
	Bank of America Corp.
2,095	2.00%, 01/11/2018	2,102
2,850	5.63%, 07/01/2020 ‡	3,382
2,805	5.75%, 12/01/2017 ‡	3,261
1,800	5.88%, 01/05/2021 ‡	2,172
1,700	7.63%, 06/01/2019 ‡	2,176
	Citigroup, Inc.
1,350	1.30%, 04/01/2016	1,357
3,000	4.05%, 07/30/2022	3,118
3,300	4.59%, 12/15/2015	3,596
600	4.88%, 05/07/2015	639
1,835	6.13%, 08/25/2036	2,114
3,800	6.63%, 06/15/2032	4,580
2,658	8.50%, 05/22/2019	3,576

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.5% - (continued)
Finance and Insurance - 13.7% - (continued)
	Depository Credit Banking - 2.9% - (continued)
	HSBC Holdings plc
$2,500	6.80%, 06/01/2038	$3,308
	HSBC USA, Inc.
1,260	1.63%, 01/16/2018	1,269
	PNC Bank NA
905	6.00%, 12/07/2017	1,082
1,163	6.88%, 04/01/2018	1,443
	PNC Funding Corp.
4,000	5.25%, 11/15/2015	4,424
	Wells Fargo & Co.
1,200	1.50%, 07/01/2015	1,221
1,740	3.45%, 02/13/2023	1,775
1,750	4.60%, 04/01/2021	2,024
	Wells Fargo Bank NA
3,190	0.50%, 05/16/2016 Δ	3,152
		51,771
	Insurance Carriers - 1.0%
	American International Group, Inc.
1,980	2.38%, 08/24/2015 ‡	2,029
805	3.80%, 03/22/2017 ‡	873
700	8.25%, 08/15/2018	908
	ING US, Inc.
860	5.50%, 07/15/2022 ■	978
	Massachusetts Mutual Life Insurance Co.
1,172	8.88%, 06/01/2039 ■	1,902
	Nationwide Financial Services, Inc.
1,837	5.38%, 03/25/2021 ■	2,069
	Nationwide Mutual Insurance Co.
2,650	9.38%, 08/15/2039 ■	3,992
	Teachers Insurance & Annuity Association of America
2,658	6.85%, 12/16/2039 ■	3,677
	Wellpoint, Inc.
1,280	1.88%, 01/15/2018	1,301
		17,729
	International Trade Financing (Foreign Banks) - 0.6%
	Royal Bank of Scotland plc
3,465	2.55%, 09/18/2015	3,569
2,200	3.95%, 09/21/2015	2,340
2,535	6.13%, 12/15/2022	2,727
	TSMC Global LTD
2,210	0.95%, 04/03/2016 ■	2,213
		10,849
	Monetary Authorities - Central Bank - 0.3%
	Lloyds Banking Group plc
1,205	6.50%, 09/14/2020 ■	1,377
	Santander U.S. Debt S.A.
3,400	3.72%, 01/20/2015 ■	3,451
		4,828
	Nondepository Credit Banking - 2.1%
	American Express Co.
1,000	7.25%, 05/20/2014	1,069
	Capital One Financial Corp.
3,550	2.15%, 03/23/2015	3,625
1,750	6.15%, 09/01/2016	2,007
	CIT Group, Inc.
40	5.00%, 05/15/2017	44
70	5.38%, 05/15/2020	79
2,789	5.50%, 02/15/2019 ■	3,144
485	6.63%, 04/01/2018 ■	566
	Discover Financial Services, Inc.
2,600	5.20%, 04/27/2022	2,980
	General Electric Capital Corp.
4,508	4.38%, 09/16/2020	5,114
5,150	5.30%, 02/11/2021	5,983
210	5.88%, 01/14/2038	255
3,925	6.00%, 08/07/2019	4,809
1,700	6.25%, 12/15/2022 ♠	1,879
	Provident Funding Associates L.P.
796	10.25%, 04/15/2017 ■	890
	SLM Corp.
3,725	7.25%, 01/25/2022	4,144
1,245	8.45%, 06/15/2018	1,462
		38,050
	Other Financial Investment Activities - 0.3%
	Ladder Capital Finance Holdings LLC
1,360	7.38%, 10/01/2017 ■	1,413
	State Street Corp.
3,255	4.96%, 03/15/2018	3,700
		5,113
	Other Investment Pools and Funds - 0.2%
	Fibria Overseas Finance Ltd.
1,685	7.50%, 05/04/2020 ■	1,917
	Ineos Finance plc
740	9.00%, 05/15/2015 ■	775
		2,692
	Real Estate Investment Trust (REIT) - 1.0%
	Brandywine Operating Partnership L.P.
2,900	3.95%, 02/15/2023	2,982
	DuPont Fabros Technology L.P.
825	8.50%, 12/15/2017	887
	HCP, Inc.
1,850	2.63%, 02/01/2020	1,879
	Health Care, Inc.
1,005	2.25%, 03/15/2018	1,025
1,000	4.13%, 04/01/2019	1,096
	Kimco Realty Corp.
615	4.30%, 02/01/2018	688
	Liberty Property L.P.
1,050	3.38%, 06/15/2023	1,060
860	4.13%, 06/15/2022	923
	Realty Income Corp.
1,865	3.25%, 10/15/2022	1,879
	Ventas Realty L.P.
1,295	2.00%, 02/15/2018	1,310
1,520	2.70%, 04/01/2020	1,544
2,750	3.25%, 08/15/2022	2,803
		18,076
	Sales Financing - 0.1%
	Imerial Tobacco Finance plc
2,400	3.50%, 02/11/2023 ■	2,458

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.5% - (continued)
Finance and Insurance - 13.7% - (continued)
	Securities and Commodity Contracts and Brokerage - 4.2%
	Bear Stearns & Co., Inc.
$280	5.55%, 01/22/2017	$319
155	7.25%, 02/01/2018	193
	Goldman Sachs Group, Inc.
4,030	5.75%, 01/24/2022	4,812
2,821	6.00%, 06/15/2020	3,398
1,900	6.45%, 05/01/2036	2,099
6,565	6.75%, 10/01/2037	7,532
	JP Morgan Chase & Co.
5,501	3.15%, 07/05/2016	5,848
1,705	3.38%, 05/01/2023 ☼	1,701
5,125	4.35%, 08/15/2021	5,755
440	4.50%, 01/24/2022	497
2,745	6.00%, 01/15/2018	3,272
	Merrill Lynch & Co., Inc.
1,316	5.70%, 05/02/2017	1,467
10,470	6.05%, 05/16/2016	11,645
2,560	7.75%, 05/14/2038	3,467
	Morgan Stanley
695	1.75%, 02/25/2016	700
3,475	4.88%, 11/01/2022	3,746
715	5.55%, 04/27/2017	807
4,025	5.75%, 01/25/2021	4,791
6,700	6.25%, 08/28/2017	7,822
1,225	6.38%, 07/24/2042	1,553
	UBS AG Stamford CT
2,950	7.63%, 08/17/2022	3,420
		74,844
		244,249
Health Care and Social Assistance - 1.7%
	General Medical and Surgical Hospitals - 0.5%
	Community Health Systems, Inc.
1,910	5.13%, 08/15/2018 ‡	2,044
	HCA, Inc.
1,785	6.50%, 02/15/2020	2,062
920	7.25%, 09/15/2020	1,020
1,336	7.50%, 11/15/2095	1,239
470	8.50%, 04/15/2019	518
	Memorial Sloan-Kettering Cancer Center
1,985	5.00%, 07/01/2042	2,289
		9,172
	Health and Personal Care Stores - 0.3%
	CVS Caremark Corp.
3,657	8.35%, 07/10/2031 ■	5,051

	Offices and Physicians - 0.1%
	Partners Healthcare System, Inc.
1,180	3.44%, 07/01/2021	1,261

	Pharmaceutical and Medicine Manufacturing - 0.7%
	AbbVie, Inc.
2,000	1.20%, 11/06/2015 ■	2,016
1,840	1.75%, 11/06/2017 ■	1,867
3,390	2.00%, 11/06/2018 ■	3,447
	Express Scripts, Inc.
1,295	2.10%, 02/12/2015	1,322
	Gilead Sciences, Inc.
1,579	4.40%, 12/01/2021	1,812
	Mylan, Inc.
1,000	6.00%, 11/15/2018 ■	1,097
	Zoetis, Inc.
830	3.25%, 02/01/2023 ■	852
		12,413
	Specialty Hospital-Except Psychiatric & Drug Abuse - 0.1%
	Fresenius Medical Care U.S. Finance II, Inc.
1,385	5.63%, 07/31/2019 ■	1,548
260	9.00%, 07/15/2015 ■	299
		1,847
		29,744
Information - 2.5%
	Cable and Other Program Distribution - 0.5%
	CSC Holdings LLC
315	7.63%, 07/15/2018	370
	DISH DBS Corp.
3,186	5.88%, 07/15/2022	3,250
3,200	7.88%, 09/01/2019	3,648
	Rogers Communications, Inc.
740	8.75%, 05/01/2032	1,110
	TCI Communications, Inc.
685	8.75%, 08/01/2015	805
		9,183
	Data Processing Services - 0.1%
	Audatex North America, Inc.
875	6.75%, 06/15/2018 ■	942

	Internet Publishing and Broadcasting - 0.0%
	Netflix, Inc.
670	5.38%, 02/01/2021 ■	690

	Other Information Services - 0.0%
	InterActiveCorp
220	4.75%, 12/15/2022 ■	221

	Satellite Telecommunications - 0.1%
	Hughes Satellite Systems Corp.
890	6.50%, 06/15/2019	990
	Intelsat Jackson Holdings S.A.
1,117	8.50%, 11/01/2019	1,257
		2,247
	Software Publishers - 0.1%
	Brocade Communications Systems, Inc.
1,105	4.63%, 01/15/2023 ■	1,085

	Telecommunications - Other - 0.7%
	SBA Tower Trust
3,435	3.60%, 04/16/2043 ■	3,434
	Sprint Nextel Corp.
1,630	7.00%, 03/01/2020 ■	1,854
547	9.00%, 11/15/2018 ■	673
	Telefonica Emisiones SAU
1,525	3.99%, 02/16/2016	1,605

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.5% - (continued)
Information - 2.5% - (continued)
	Telecommunications - Other - 0.7% - (continued)
	UPCB Finance III Ltd.
$443	6.63%, 07/01/2020 ■	$482
	UPCB Finance VI Ltd.
1,335	6.88%, 01/15/2022 ■	1,465
	Vivendi S.A.
1,600	2.40%, 04/10/2015 ■	1,630
	Wind Acquisition Finance S.A.
1,490	7.25%, 02/15/2018 ■	1,566
		12,709
	Telecommunications - Wired Carriers - 0.6%
	Deutsche Telekom International Finance B.V.
3,045	3.13%, 04/11/2016 ■	3,227
	Paetec Holding Corp.
293	9.88%, 12/01/2018	337
	Unitymedia Hessen GmbH & Co.
1,980	7.50%, 03/15/2019 ■	2,173
	Videotron Ltee
380	9.13%, 04/15/2018	400
	Windstream Corp.
190	6.38%, 08/01/2023	197
670	7.50%, 04/01/2023	730
750	7.75%, 10/15/2020	823
1,890	7.88%, 11/01/2017	2,207
		10,094
	Telecommunications - Wireless Carriers - 0.1%
	Qwest Corp.
825	7.25%, 10/15/2035	862
	SBA Telecommunications, Inc.
135	5.75%, 07/15/2020 ■	144
		1,006
	Wireless Communications Services - 0.3%
	Altice Financing S.A.
850	7.88%, 12/15/2019 ■	939
	Verizon Communications, Inc.
2,205	6.40%, 02/15/2038	2,776
	Vimpelcom Holdings
1,810	5.95%, 02/13/2023 ■	1,837
		5,552
		43,729
Machinery Manufacturing - 0.2%
	Agriculture, Construction, Mining and Machinery - 0.2%
	Case New Holland, Inc.
3,530	7.88%, 12/01/2017	4,201

Mining - 0.6%
	Coal Mining - 0.2%
	Consol Energy, Inc.
405	8.00%, 04/01/2017	438
	Peabody Energy Corp.
575	6.00%, 11/15/2018	621
1,562	6.50%, 09/15/2020	1,703
1,345	7.38%, 11/01/2016	1,540
		4,302
	Metal Ore Mining - 0.3%
	Freeport-McMoRan Copper & Gold, Inc.
4,990	3.88%, 03/15/2023 ■	5,030
	Nonmetallic Mineral Mining and Quarrying - 0.1%
	FMG Resources Pty Ltd.
355	6.00%, 04/01/2017 ■	369
542	7.00%, 11/01/2015 ■	568
	Vulcan Materials Co.
100	7.15%, 11/30/2037	104
195	7.50%, 06/15/2021	230
		1,271
		10,603
Miscellaneous Manufacturing - 0.6%
	Aerospace Product and Parts Manufacturing - 0.3%
	BE Aerospace, Inc.
1,765	5.25%, 04/01/2022 ‡	1,880
1,321	6.88%, 10/01/2020 ‡	1,483
	Bombardier, Inc.
1,440	7.75%, 03/15/2020 ■	1,706
		5,069
	Other Miscellaneous Manufacturing - 0.3%
	Hutchison Whampoa International Ltd.
4,600	2.00%, 11/08/2017 ■	4,634
	Owens-Brockway Glass Container, Inc.
1,175	7.38%, 05/15/2016	1,345
		5,979
		11,048
Motor Vehicle and Parts Manufacturing - 0.2%
	Motor Vehicle Manufacturing - 0.2%
	Daimler Finance NA LLC
1,760	1.25%, 01/11/2016 ■	1,768
	Tenneco, Inc.
905	6.88%, 12/15/2020	999
		2,767
Nonmetallic Mineral Product Manufacturing - 0.2%
	Glass and Glass Product Manufacturing - 0.2%
	Ardagh Packaging Finance plc
865	7.38%, 10/15/2017 ■	954
	Silgan Holdings, Inc.
2,315	5.00%, 04/01/2020	2,407
		3,361
Paper Manufacturing - 0.1%
	Converted Paper Product Manufacturing - 0.0%
	Clearwater Paper Corp.
170	4.50%, 02/01/2023 ■	169

	Pulp, Paper and Paperboard Mills - 0.1%
	P.H. Glatfelter Co.
330	5.38%, 10/15/2020	348
	Rock-Tenn Co.
150	3.50%, 03/01/2020	156
1,120	4.00%, 03/01/2023	1,164
		1,668
		1,837
Petroleum and Coal Products Manufacturing - 2.2%
	Natural Gas Distribution - 0.1%
	Ferrellgas Partners L.P.
1,204	6.50%, 05/01/2021	1,267

	Oil and Gas Extraction - 1.7%
	Anadarko Petroleum Corp.
1,495	6.38%, 09/15/2017 ‡	1,789

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.5% - (continued)
Petroleum and Coal Products Manufacturing - 2.2% - (continued)
	Oil and Gas Extraction - 1.7% - (continued)
	Chesapeake Energy Corp.
$603	2.50%, 05/15/2037 ۞	$582
	CNPC General Capital
4,290	1.45%, 04/16/2016 ■	4,289
	Continental Resources, Inc.
1,210	5.00%, 09/15/2022	1,316
	Denbury Resources, Inc.
565	4.63%, 07/15/2023	571
	EDC Finance Ltd.
1,405	4.88%, 04/17/2020 ■	1,417
	Gazprom Neft OAO via GPN Capital S.A.
1,215	4.38%, 09/19/2022 ■	1,217
	Harvest Operations Corp.
736	6.88%, 10/01/2017	824
	Hornbeck Offshore Services, Inc.
400	5.88%, 04/01/2020	421
	Lukoil International Finance B.V.
3,800	3.42%, 04/24/2018 ■	3,868
	Newfield Exploration Co.
1,540	5.75%, 01/30/2022	1,704
	Nexen, Inc.
1,210	7.50%, 07/30/2039	1,795
	Pemex Project Funding Master Trust
2,575	6.63%, 06/15/2035	3,239
	Petrobras International Finance Co.
940	5.38%, 01/27/2021	1,038
3,055	5.75%, 01/20/2020	3,448
	Pioneer Natural Resources Co.
290	6.65%, 03/15/2017	340
910	7.50%, 01/15/2020	1,175
	Range Resources Corp.
850	6.75%, 08/01/2020	943
	Seadrill Ltd.
1,050	5.63%, 09/15/2017 ■	1,074
		31,050
	Petroleum and Coal Products Manufacturing - 0.2%
	MEG Energy Corp.
481	6.38%, 01/30/2023 ■	507
	Rosneft Oil Co.
990	3.15%, 03/06/2017 ■	1,000
	Valero Energy Corp.
2,086	9.38%, 03/15/2019	2,867
		4,374
	Support Activities For Mining - 0.2%
	Transocean, Inc.
414	5.05%, 12/15/2016	462
1,820	6.38%, 12/15/2021	2,180
		2,642
		39,333
Pipeline Transportation - 0.8%
	Pipeline Transportation of Natural Gas - 0.8%
	El Paso Corp.
900	7.00%, 06/15/2017	1,036
661	7.80%, 08/01/2031	748
	Energy Transfer Equity L.P.
2,773	7.50%, 10/15/2020	3,244
	Kinder Morgan Energy Partners L.P.
1,880	6.85%, 02/15/2020	2,391
	Kinder Morgan Finance Co.
4,555	6.00%, 01/15/2018 ■	5,059
	MarkWest Energy Partners L.P.
295	5.50%, 02/15/2023	324
571	6.25%, 06/15/2022	635
		13,437
Plastics and Rubber Products Manufacturing - 0.1%
	Rubber Product Manufacturing - 0.1%
	Continental Rubber of America Corp.
1,145	4.50%, 09/15/2019 ■	1,188

Primary Metal Manufacturing - 0.1%
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.1%
	ArcelorMittal
1,310	9.50%, 02/15/2015	1,479

Professional, Scientific and Technical Services - 0.1%
	Advertising and Related Services - 0.0%
	Lamar Media Corp.
905	5.88%, 02/01/2022	990

	Computer Systems Design and Related Services - 0.1%
	Flextronics International Ltd.
200	4.63%, 02/15/2020 ■	204
295	5.00%, 02/15/2023 ■	301
	Lender Processing Services, Inc.
566	5.75%, 04/15/2023	604
		1,109
		2,099
Real Estate, Rental and Leasing - 1.3%
	Activities Related To Real Estate - 0.1%
	Duke Realty L.P.
1,750	3.63%, 04/15/2023	1,782

	Automotive Equipment Rental and Leasing - 0.0%
	United Rentals North America, Inc.
60	5.75%, 07/15/2018	65

	General Rental Centers - 0.2%
	ERAC USA Finance Co.
2,605	6.38%, 10/15/2017 ■	3,134

	Industrial Machinery and Equipment Rental and Leasing - 1.0%
	Air Lease Corp.
1,105	4.50%, 01/15/2016	1,149
230	4.75%, 03/01/2020	238
	Cox Communications, Inc.
7,350	2.95%, 06/30/2023 ■☼	7,334
	International Lease Finance Corp.
674	5.75%, 05/15/2016	733
5,850	5.88%, 04/01/2019	6,420
801	6.25%, 05/15/2019	898
674	8.88%, 09/01/2017	818
		17,590
		22,571

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.5% - (continued)
Retail Trade - 1.2%
	Automobile Dealers - 0.1%
	AutoNation, Inc.
$1,170	5.50%, 02/01/2020 ‡	$1,286

	Automotive Parts, Accessories and Tire Stores - 0.2%
	AutoZone, Inc.
4,164	3.70%, 04/15/2022 ‡	4,371

	Building Material and Supplies Dealers - 0.1%
	Building Materials Corp.
1,490	6.75%, 05/01/2021 ■	1,650
831	7.50%, 03/15/2020 ■	918
		2,568
	Clothing Stores - 0.2%
	Ltd. Brands, Inc.
2,862	5.63%, 02/15/2022	3,088
261	6.95%, 03/01/2033	274
		3,362
	Direct Selling Establishments - 0.4%
	AmeriGas Partners L.P.
640	6.25%, 08/20/2019 ‡	693
	Energy Transfer Partners
2,645	3.60%, 02/01/2023	2,699
2,590	6.50%, 02/01/2042	3,120
		6,512
	Electronics and Appliance Stores - 0.1%
	Arcelik AS
1,265	5.00%, 04/03/2023 ■	1,300

	Other Miscellaneous Store Retailers - 0.1%
	Sally Holdings LLC
660	5.75%, 06/01/2022	711
	Sotheby's
1,025	5.25%, 10/01/2022 ■	1,049
		1,760
		21,159
Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Avon Products, Inc.
475	2.38%, 03/15/2016	485

Transportation Equipment Manufacturing - 0.2%
	Railroad Rolling Stock Manufacturing - 0.1%
	Kansas City Southern de Mexico S.A. de C.V.
1,000	2.35%, 05/15/2020 ■☼	1,004
1,385	3.00%, 05/15/2023 ■☼	1,389
		2,393
	Ship and Boat Building - 0.1%
	Huntington Ingalls Industries, Inc.
1,710	6.88%, 03/15/2018	1,892

		4,285
Truck Transportation - 0.3%
	Specialized Freight Trucking - 0.3%
	Penske Truck Leasing Co.
4,740	2.88%, 07/17/2018 ■	4,968

Utilities - 1.1%
	Electric Generation, Transmission and Distribution - 1.1%
	AES (The) Corp.
375	9.75%, 04/15/2016	454
	Calpine Corp.
2,088	7.50%, 02/15/2021 ■╦	2,359
273	7.50%, 02/15/2021 §	309
883	7.88%, 01/15/2023 ■	1,011
	Carolina Power & Light Co.
1,205	4.10%, 05/15/2042	1,257
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	3,098
	Dolphin Subsidiary II, Inc.
2,625	7.25%, 10/15/2021	2,796
	EDP Finance B.V.
1,080	4.90%, 10/01/2019 ■	1,097
	MidAmerican Energy Holdings Co.
3,385	8.48%, 09/15/2028 ‡	5,025
	Pacific Gas & Electric Co.
1,628	8.25%, 10/15/2018	2,188
		19,594
Wholesale Trade - 0.3%
	Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.3%
	Heineken N.V.
1,291	1.40%, 10/01/2017 ■	1,294
	SABMiller Holdings, Inc.
3,000	2.45%, 01/15/2017 ■	3,142
1,000	3.75%, 01/15/2022 ■	1,094
		5,530
	Total corporate bonds
	(cost $537,743)	$577,445

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
	Mexico - 0.2%
	United Mexican States
$3,174	4.75%, 03/08/2044	$3,512

	Russia - 0.1%
	Russian Federation
1,800	3.25%, 04/04/2017 ■	1,903

	Total foreign government obligations
	(cost $4,922)	$5,415

MUNICIPAL BONDS - 1.2%
	General Obligations - 0.6%
	California State GO
$1,420	7.50%, 04/01/2034 ‡	$2,044
430	7.60%, 11/01/2040 ‡	652
	California State GO, Taxable
4,785	7.55%, 04/01/2039 ╦	7,156
		9,852
	Higher Education (Univ., Dorms, etc.) - 0.1%
	Curators University, System Facs Rev Build America Bonds
950	5.79%, 11/01/2041	1,284

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 1.2% - (continued)
	Utilities - Electric - 0.3%
	Municipal Elec Auth Georgia
$4,510	6.64%, 04/01/2057	$5,416

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County, CA, Public Utilities
3,515	6.00%, 11/01/2040	4,481

	Total municipal bonds
	(cost $17,708)	$21,033

SENIOR FLOATING RATE INTERESTS♦ - 4.4%
Accommodation and Food Services - 0.1%
	Traveler Accommodation - 0.1%
	Caesars Entertainment Operating Co., Inc.
$1,154	4.45%, 01/28/2018	$1,031
1,174	5.45%, 01/28/2018	1,064
		2,095
Administrative Waste Management and Remediation - 0.1%
	Business Support Services - 0.1%
	Audio Visual Services Group, Inc.
517	6.75%, 11/09/2018	525
	ISS A/S
325	03/24/2018 ◊☼	326
		851
	Facilities Support Services - 0.0%
	Affinia Group, Inc.
310	04/11/2016 ◊☼	312

		1,163
Air Transportation - 0.1%
	Scheduled Air Transportation - 0.1%
	Delta Air Lines, Inc.
454	4.00%, 10/18/2018	459
	United Airlines, Inc.
645	4.00%, 04/01/2019	651
		1,110
Apparel Manufacturing - 0.0%
	Accessories and Other Apparel Manufacturing - 0.0%
	PVH Corp.
335	3.25%, 02/13/2020	338

Arts, Entertainment and Recreation - 0.3%
	Cable and Other Subscription Programming - 0.1%
	Cequel Communications LLC
235	3.50%, 02/14/2019 ☼	236
	CSC Holdings, Inc.
440	2.70%, 04/15/2020	439
	Kabel Deutschland Holding AG
930	3.25%, 02/01/2019	934
		1,609
	Gambling Industries - 0.1%
	MGM Resorts International
623	4.25%, 12/20/2019	632
	Rock Ohio Caesars LLC
200	03/28/2019 ◊☼	202
	Seminole (The) Tribe of Florida, Inc.
670	04/11/2020 ◊☼	674
		1,508
	Newspaper, Periodical, Book and Database Publisher - 0.1%
	Tribune Co.
1,486	4.00%, 12/31/2019	1,503

	Radio and Television Broadcasting - 0.0%
	Sinclair Television Group, Inc.
295	3.00%, 10/28/2016	296

	Spectator Sports - 0.0%
	Penn National Gaming, Inc.
205	3.75%, 07/16/2018	207

		5,123
Beverage and Tobacco Product Manufacturing - 0.1%
	Beverage Manufacturing - 0.1%
	Constellation Brands, Inc.
1,080	04/25/2020 ◊☼	1,080

Chemical Manufacturing - 0.2%
	Basic Chemical Manufacturing - 0.2%
	Huntsman International LLC, Extended Term Loan B
350	2.74%, 04/19/2017	352
	Pinnacle Operating Corp.
1,175	04/29/2020 ◊☼	1,178
398	6.75%, 11/15/2018	403
	PQ Corp.
599	4.50%, 08/07/2017	605
		2,538
	Other Chemical and Preparations Manufacturing - 0.0%
	Cytec Industries, Inc.
108	09/20/2019 ◊	109
	DuPont Performance Coatings, Inc.
135	4.75%, 02/01/2020	137
	Monarch, Inc.
207	8.25%, 09/12/2019	210
	Utex Industries, Inc.
105	04/10/2020 ◊☼	106
		562
	Paint, Coating and Adhesive Manufacturing - 0.0%
	Tronox Pigments Holland
490	02/08/2018 ◊☼	497

		3,597
Computer and Electronic Product Manufacturing - 0.1%
	Computer and Peripheral Equipment Manufacturing - 0.1%
	CDW LLC
1,290	04/30/2020 ◊☼	1,293

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 4.4% - (continued)
Computer and Electronic Product Manufacturing - 0.1% - (continued)
	Semiconductor, Electronic Components - 0.0%
	NXP Semiconductors N.V.
$718	4.75%, 01/10/2020	$734

		2,027
Construction - 0.0%
	Construction - Other Specialty Trade Contractors - 0.0%
	Brand Energy & Infrastructure Services, Inc.
289	6.25%, 10/23/2018	293

	Other Heavy Construction - 0.0%
	Aluma Systems, Inc.
69	6.25%, 10/23/2018	70

		363
Educational Services - 0.0%
	Educational Support Services - 0.0%
	Bright Horizons Family Solutions, Inc.
145	4.00%, 01/30/2020	146

Finance and Insurance - 0.5%
	Activities Related To Credit Banking - 0.1%
	Evertec LLC
955	04/11/2020 ◊☼	953

	Agencies, Brokerages and Other Insurance - 0.1%
	Cooper Gay Swett & Crawford Ltd.
365	04/05/2020 ◊☼	368
	USI Insurance Services LLC
419	5.25%, 12/27/2019	424
		792
	Captive Auto Finance - 0.1%
	Chrysler Group LLC
1,799	6.00%, 05/24/2017	1,822
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
735	4.20%, 11/29/2013	720
		2,542
	Insurance Carriers - 0.0%
	Asurion LLC
509	4.50%, 05/24/2019	514

	Other Financial Investment Activities - 0.2%
	Nuveen Investments, Inc.
2,110	4.20%, 05/13/2017 ☼	2,134
	Ocwen Financial Corp.
190	5.00%, 02/15/2018	193
	Walter Investment Management
923	5.75%, 11/28/2017	938
		3,265
		8,066
Food Manufacturing - 0.2%
	Fruits, Vegetable Preserving, Specialty Foods - 0.1%
	Dole Food Co., Inc.
1,175	04/25/2020 ◊☼	1,182

	Other Food Manufacturing - 0.1%
	H. J. Heinz Co.
2,280	03/27/2020 ◊☼	2,300
	Hostess Brands, Inc.
160	6.75%, 03/21/2020	164
	U.S. Foodservice, Inc.
462	5.75%, 03/31/2017	467
		2,931
		4,113
Food Services - 0.1%
	Full-Service Restaurants - 0.1%
	OSI Restaurant Partners, Inc.
1,736	3.50%, 10/23/2019	1,745

Furniture and Related Product Manufacturing - 0.0%
	Household, Institution Furniture, Kitchen Cabinet - 0.0%
	Tempur-Pedic International, Inc.
529	5.00%, 03/18/2020	537

	Other Furniture Related Product Manufacturing - 0.0%
	Wilsonart International Holding LLC
319	4.00%, 10/31/2019	320

		857
Health Care and Social Assistance - 0.1%
	General Medical and Surgical Hospitals - 0.1%
	HCA, Inc.
575	05/30/2017 ◊☼	575
975	2.95%, 05/01/2018 ☼	977
		1,552
	Medical Equipment and Supplies Manufacturing - 0.0%
	Kinetic Concepts, Inc.
194	5.50%, 05/04/2018	197

	Scientific Research and Development Services - 0.0%
	IMS Health, Inc.
287	3.75%, 09/01/2017	289

		2,038
Information - 0.9%
	Cable and Other Program Distribution - 0.3%
	Charter Communications Operating LLC
1,875	04/10/2020 - 01/19/2021 ◊☼	1,870
	UPC Financing Partnership
520	06/10/2021 ◊☼	519
335	4.00%, 01/31/2021	339
	Virgin Media Finance plc
1,970	02/15/2020 ◊☼	1,971
		4,699
	Data Processing Services - 0.2%
	First Data Corp.
830	4.20%, 03/24/2017 - 09/30/2018	827
	First Data Corp., Extended 1st Lien Term Loan
2,555	4.20%, 03/23/2018	2,545
		3,372
	Software Publishers - 0.2%
	Emdeon, Inc.
650	3.75%, 11/02/2018 ☼	655

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 4.4% - (continued)
Information - 0.9% - (continued)
	Software Publishers - 0.2% - (continued)
	Epicor Software Corp.
$200	4.50%, 05/16/2018	$203
	Kronos, Inc.
943	4.50%, 10/30/2019	954
175	9.75%, 04/30/2020	185
	Lawson Software, Inc.
995	5.25%, 04/05/2018	1,010
	Web.com Group, Inc.
732	4.50%, 10/27/2017	738
		3,745
	Telecommunications - Other - 0.1%
	Nine Entertainment Group Ltd
565	3.50%, 02/05/2020	566
	Sorenson Communications, Inc.
855	9.50%, 10/31/2014	869
	Warner Music Group Corp.
227	5.25%, 11/01/2018	230
		1,665
	Telecommunications - Wireless Carriers - 0.0%
	Alcatel-Lucent
209	7.25%, 01/30/2019	215
	Light Tower Fiber LLC
240	4.50%, 04/01/2020	242
	Syniverse Holdings, Inc.
470	1.35%, 04/23/2019 ☼Б	472
		929
	Wireless Communications Services - 0.1%
	Leap Wireless International, Inc.
1,210	4.75%, 03/01/2020	1,215
	Windstream Corp.
219	3.50%, 01/23/2020	220
		1,435
		15,845
Mining - 0.1%
	Metal Ore Mining - 0.0%
	Fortescue Metals Group Ltd.
1,114	5.25%, 10/18/2017	1,134

	Mining and Quarrying Nonmetallic Mineral - 0.1%
	Arch Coal, Inc.
1,383	5.75%, 05/16/2018	1,401

		2,535
Miscellaneous Manufacturing - 0.2%
	Aerospace Product and Parts Manufacturing - 0.1%
	DigitalGlobe, Inc.
365	3.75%, 01/31/2020	369
	Doncasters plc
1,255	5.50%, 04/05/2020	1,264
	Hamilton Sundstrand Corp.
349	4.00%, 12/13/2019	351
		1,984
	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Holdings, Inc.
766	4.75%, 09/28/2018	778

		2,762
Motor Vehicle and Parts Manufacturing - 0.1%
	Motor Vehicle Parts Manufacturing - 0.1%
	Federal Mogul Corp., Tranche B Term Loan
659	2.14%, 12/29/2014	624
	Federal Mogul Corp., Tranche C Term Loan
336	2.14%, 12/28/2015	319
	Tower International, Inc.
635	04/16/2020 ◊☼	642
		1,585
Other Services - 0.0%
	Commercial/Industrial Machine and Equipment - 0.0%
	Apex Tool Group LLC
105	4.50%, 01/31/2020	106

Petroleum and Coal Products Manufacturing - 0.1%
	Oil and Gas Extraction - 0.1%
	Dynegy Power LLC
246	04/16/2020 ◊☼	246
	Dynegy, Inc.
154	04/15/2020 ◊☼	154
	Ruby Western Pipeline Holdings LLC
625	3.50%, 03/31/2020	631
		1,031
Pipeline Transportation - 0.1%
	Pipeline Transportation of Crude Oil - 0.0%
	Philadelphia Energy Solutions LLC
370	04/03/2018 ◊☼	377

	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
1,720	4.50%, 04/30/2019	1,739

		2,116
Plastics and Rubber Products Manufacturing - 0.1%
	Plastics Product Manufacturing - 0.1%
	Berry Plastics Group, Inc.
1,550	3.50%, 02/10/2020	1,548
	Consolidated Container Co.
517	5.00%, 07/03/2019	524
		2,072
Primary Metal Manufacturing - 0.1%
	Alumina and Aluminum Production and Processing - 0.1%
	Novelis, Inc.
2,298	3.75%, 03/10/2017	2,335

Professional, Scientific and Technical Services - 0.1%
	Professional Services - Computer System Design and Related - 0.1%
	MoneyGram International, Inc.
785	4.25%, 03/27/2020	791
	SunGard Data Systems, Inc.
354	4.50%, 01/31/2020	359
		1,150
Real Estate, Rental and Leasing - 0.0%
	Automotive Equipment Rental and Leasing - 0.0%
	The Hertz Corp.
420	3.00%, 03/11/2018	421

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 4.4% - (continued)
Retail Trade - 0.6%
	Automobile Dealers - 0.0%
	TI Automotive Ltd.
$410	5.50%, 03/14/2019	$416

	Building Material and Supplies Dealers - 0.0%
	American Builders & Contractors Supply Co.
425	3.50%, 04/05/2020	429

	Department Stores - 0.1%
	Neiman (The) Marcus Group, Inc.
1,310	4.00%, 05/16/2018	1,320

	Grocery Stores - 0.0%
	Sprouts Farmers Markets Holdings LLC
485	04/12/2020 ◊☼	486

	Other Miscellaneous Store Retailers - 0.1%
	Aramark Corp.
1,120	3.75%, 07/26/2016	1,132
340	4.00%, 08/22/2019	343
	Rite Aid Corp.
320	4.00%, 02/21/2020	324
115	5.75%, 08/21/2020	119
		1,918
	Specialty Food Stores - 0.2%
	Weight Watchers International, Inc.
2,660	3.75%, 04/02/2020	2,651

	Sporting Goods, Hobby and Musical Instrument Store - 0.2%
	EB Sports Corp.
2,209	11.50%, 12/31/2015 Þ	2,187
	Michaels Stores, Inc.
460	3.75%, 01/28/2020	464
		2,651
		9,871
Truck Transportation - 0.0%
	Freight Trucking - General - 0.0%
	Nexeo Solutions LLC
294	5.00%, 09/09/2017	295

Utilities - 0.1%
	Electric Generation, Transmission and Distribution - 0.1%
	Star West Generation LLC
1,380	5.00%, 03/13/2020	1,406

	Total senior floating rate interests
	(cost $76,547)	$77,391

U.S. GOVERNMENT AGENCIES - 41.3%
	FHLMC - 5.9%
$3,013	0.48%, 01/15/2039 ►	$464
14,095	2.23%, 08/25/2018 ►	1,294
32,436	2.53%, 10/25/2020 ►	630
35,000	3.50%, 05/15/2043 ☼	37,204
14,697	4.00%, 01/15/2041 ►	2,177
13,365	4.00%, 08/01/2025 - 05/15/2043 ☼	14,370
11,600	4.50%, 05/15/2043 ☼	12,421
3,805	4.77%, 05/15/2037 ►	660
27,480	5.50%, 01/01/2037 - 06/01/2041	29,735
5,094	6.00%, 01/01/2023 - 06/01/2038	5,607
6,857	7.23%, 12/15/2036 ►	1,082
		105,644
	FNMA - 13.0%
3,259	2.14%, 11/01/2022	3,283
4,694	2.15%, 10/01/2022	4,752
2,235	2.20%, 12/01/2022	2,260
1,307	2.28%, 11/01/2022	1,329
1,104	2.34%, 11/01/2022	1,126
990	2.40%, 10/01/2022	1,016
868	2.42%, 11/01/2022	892
890	2.47%, 11/01/2022	916
16,400	2.50%, 05/12/2028 ☼	17,148
4,367	2.72%, 06/25/2042 ►	721
22,600	3.00%, 05/15/2027 ☼	23,868
7,300	3.50%, 05/15/2028 ☼	7,754
51,731	4.00%, 06/01/2025 - 05/15/2043 ☼	55,394
18,747	4.50%, 08/01/2024 - 05/15/2041 ☼	20,196
40,505	5.00%, 04/01/2018 - 04/25/2038	43,994
27,399	5.50%, 01/01/2017 - 05/15/2043	29,960
10,568	5.69%, 09/25/2040 ►	1,783
10,933	6.00%, 11/01/2013 - 05/15/2043 ☼	12,028
6,550	6.44%, 11/25/2039 ►	1,187
151	7.00%, 10/01/2037	180
80	7.50%, 12/01/2029 - 09/01/2031	95
7,468	9.81%, 10/25/2036 ►	1,312
		231,194
	GNMA - 22.4%
59,200	3.00%, 05/15/2043 ☼	62,993
118,700	3.50%, 05/15/2043 ☼	129,209
54,955	4.00%, 09/20/2040 - 05/15/2043	60,351
75,381	4.50%, 07/15/2033 - 05/15/2043 ☼	83,283
29,345	5.00%, 08/15/2039 - 06/20/2040	32,605
2,586	5.50%, 05/15/2033 - 04/15/2038	2,855
22,078	6.00%, 02/15/2029 - 06/15/2041	25,004
963	6.50%, 09/15/2028 - 07/15/2032	1,118
		397,418
	Total U.S. government agencies
	(cost $718,778)	$734,256

U.S. GOVERNMENT SECURITIES - 24.4%
U.S. Treasury Securities - 24.4%
	U.S. Treasury Bonds - 7.1%
$25,631	3.13%, 11/15/2041 - 02/15/2043 ‡	$26,893
544	3.75%, 08/15/2041 ‡	642
15,802	4.38%, 05/15/2041 ‡	20,641
17,076	4.75%, 02/15/2041 ‡	23,591
26,422	5.38%, 02/15/2031 ‡	37,759
10,325	6.25%, 05/15/2030 ‡	15,988
		125,514

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. GOVERNMENT SECURITIES - 24.4% - (continued)
U.S. Treasury Securities - 24.4% - (continued)
	U.S. Treasury Notes - 17.3%
$4,386	0.25%, 10/31/2013 - 10/31/2014 ‡	$4,390
44,000	0.63%, 07/15/2014 ‡	44,244
154,975	0.88%, 04/30/2017 ‡	157,336
59,116	2.00%, 04/30/2016 - 02/15/2022 ‡	62,067
5,625	3.13%, 04/30/2017 □	6,214
31,375	4.25%, 11/15/2014 ‡	33,329
		307,580
		433,094
	Total U.S. government securities
	(cost $427,638)	$433,094

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Interest Rate Contracts - 0.0%
	Interest Rate Swaption USD
6,000	Expiration: 04/17/2023, Exercise Rate: 3.46%	$881

	Total put options purchased
	(cost $873)	$881

Shares or Principal Amount		Market Value ╪
PREFERRED STOCKS - 0.1%
	Diversified Banks - 0.0%
—	U.S. Bancorp	$430

	Other Diversified Financial Services - 0.1%
44	Citigroup Capital XIII	1,256

	Thrifts and Mortgage Finance - 0.0%
85	Federal Home Loan Mortgage Corp.	404

	Total preferred stocks
	(cost $3,707)	$2,090

	Total long-term investments
	(cost $2,041,386)	$2,122,561

SHORT-TERM INVESTMENTS - 4.2%
Repurchase Agreements - 4.2%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,978, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $3,038)
$2,978	0.17%, 4/30/2013	$2,978
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in
the amount of $8,115, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $8,278)
8,115	0.15%, 4/30/2013	8,115

	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $15,630, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $15,943)
15,630	0.15%, 4/30/2013		15,630
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $21,708, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $22,142)
21,708	0.14%, 4/30/2013		21,708
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,904, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $3,982)
3,904	0.17%, 4/30/2013		3,904
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $13,228, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $13,493)
13,228	0.14%, 4/30/2013		13,228
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $9,300, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $9,486)
9,300	0.17%, 4/30/2013		9,300
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $166, collateralized by U.S. Treasury Note 3.88%, 2018, value of $170)
166	0.13%, 4/30/2013		166
			75,029
	Total short-term investments
	(cost $75,029)		$75,029

	Total investments
	(cost $2,116,415) ▲	123.6%	$2,197,590
	Other assets and liabilities	(23.6)%	(420,276)
	Total net assets	100.0%	$1,777,314

The accompanying notes are an integral part of these financial statements.

18

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $2,119,787 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$84,968
Unrealized Depreciation	(7,165)
Net Unrealized Appreciation	$77,803

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $204,506, which represents 11.5% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $309, which rounds to zero percent of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2013.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $398,462 at April 30, 2013.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

Þ	This security may pay interest in additional principal instead of cash.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $9,598 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $13,826, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2013, the aggregate value of the unfunded commitment was $46,765 , which represents 2.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2013 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	125	06/28/2013	$27,559	$27,578	$19
U.S. Treasury 30-Year Bond Future	108	06/19/2013	16,006	16,025	19
U.S. Treasury 5-Year Note Future	1,325	06/28/2013	164,239	165,149	910
U.S. Treasury CME Ultra Long Term Bond Future	76	06/19/2013	12,271	12,490	219
					$1,167
Short position contracts:
Euro-BUND Future	116	06/06/2013	$21,982	$22,392	$(410)
Japan 10-Year Bond Future	44	06/11/2013	65,313	65,234	79
U.S. Treasury 10-Year Note Future	839	06/19/2013	110,722	111,889	(1,167)
					$(1,498)
					$(331)

* The number of contracts does not omit 000's.

Securities Sold Short Outstanding at April 30, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$18,900	05/15/2043	$20,403	$71
FNMA TBA, 3.00%	37,900	05/15/2043	39,641	(193)
FNMA TBA, 3.50%	20,000	05/15/2041	21,309	(149)
FNMA TBA, 5.00%	22,400	05/15/2043	24,252	–
FNMA TBA, 5.50%	16,800	05/15/2043	18,267	47
GNMA TBA, 3.00%	22,800	05/15/2042	24,229	(239)
GNMA TBA, 4.00%	24,200	05/15/2043	26,491	53
GNMA TBA, 4.50%	25,000	05/15/2043	27,379	(66)
			$201,971	$(476)

At April 30, 2013, the aggregate value of these securities represents 11.4% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Buy	08/02/2013	GSC	$2,183	$2,181	$(2)
EUR	Sell	05/01/2013	JPM	12	12	–
JPY	Sell	05/01/2013	JPM	54	54	–
NOK	Buy	05/31/2013	MSC	10,846	11,093	247
SEK	Sell	05/31/2013	UBS	11,023	11,242	(219)
						$26

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.06	BCLY	$694	(0.32)%	07/25/45	$392	$181	$(211)
ABX.HE.AAA.06	BCLY	5,976	(0.18)%	07/25/45	626	96	(530)

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at April 30, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.06	GSC		$9,312	(0.18)%	07/25/45	$819	$149	$(670)
ABX.HE.AAA.06	MSC		2,083	(0.18)%	07/25/45	170	33	(137)
ABX.HE.AAA.06-1	MSC		302	(0.18)%	07/25/45	6	5	(1)
ABX.HE.PENAAA.06	GSC		2,751	(0.11)%	05/25/46	688	464	(224)
ABX.HE.PENAAA.06	JPM		3,186	(0.11)%	05/25/46	796	538	(258)
ABX.HE.PENAAA.06	MSC		1,442	(0.11)%	05/25/46	349	243	(106)
ABX.HE.PENAAA.06-2	JPM		76	(0.11)%	05/25/46	14	13	(1)
ABX.HE.PENAAA.07	GSC		2,103	(0.09)%	08/25/37	872	691	(181)
ABX.HE.PENAAA.07-1	JPM		97	(0.09)%	08/25/37	34	32	(2)
CDX.NA.HY.19	JPM		44,690	(5.00)%	12/20/17	(525)	(3,168)	(2,643)
CDX.NA.HY.20	BCLY		4,545	(5.00)%	06/20/18	(213)	(279)	(66)
CDX.NA.HY.20	GSC		37,360	(5.00)%	06/20/18	(1,323)	(2,296)	(973)
CDX.NA.HY.20	JPM		14,620	(5.00)%	06/20/18	(638)	(899)	(261)
CDX.NA.HY.20	MSC		7,945	(5.00)%	06/20/18	(328)	(488)	(160)
CMBX.NA.A.1	DEUT		2,490	(0.35)%	10/12/52	1,151	948	(203)
CMBX.NA.A.1	GSC		1,155	(0.35)%	10/12/52	523	440	(83)
CMBX.NA.A.1	MSC		350	(0.35)%	10/12/52	145	133	(12)
CMBX.NA.AA.1	CSI		3,055	(0.25)%	10/12/52	699	544	(155)
CMBX.NA.AA.1	DEUT		3,050	(0.25)%	10/12/52	645	543	(102)
CMBX.NA.AA.1	UBS		7,940	(0.25)%	10/12/52	1,811	1,412	(399)
CMBX.NA.AA.2	BOA		3,645	(0.15)%	03/15/49	1,385	1,214	(171)
CMBX.NA.AA.2	JPM		350	(0.15)%	03/15/49	132	117	(15)
CMBX.NA.AJ.1	DEUT		655	(0.84)%	10/12/52	46	37	(9)
CMBX.NA.AJ.1	JPM		175	(0.84)%	10/12/52	13	10	(3)
CMBX.NA.AJ.1	MSC		1,170	(0.84)%	10/12/52	82	66	(16)
CMBX.NA.AJ.4	MSC		1,875	(0.96)%	02/17/51	734	500	(234)
CMBX.NA.AM.2	CSI		3,645	(0.50)%	03/15/49	223	142	(81)
CMBX.NA.AM.2	DEUT		3,645	(0.50)%	03/15/49	209	142	(67)
CMBX.NA.AM.2	MSC		705	(0.50)%	03/15/49	34	27	(7)
CMBX.NA.AM.3	CSI		3,420	(0.50)%	12/13/49	342	245	(97)
CMBX.NA.AM.3	MSC		330	(0.50)%	12/13/49	30	24	(6)
CMBX.NA.AM.4	MSC		3,750	(0.50)%	02/17/51	799	310	(489)
ITRX.EUR.19	GSC	EUR	32,350	(1.00)%	06/20/23	2,133	1,557	(576)
ITRX.XOV.19	DEUT	EUR	940	(5.00)%	06/20/18	(33)	(56)	(23)
ITRX.XOV.19	GSC	EUR	2,340	(5.00)%	06/20/18	(13)	(138)	(125)
ITRX.XOV.19	MSC	EUR	11,315	(5.00)%	06/20/18	(264)	(668)	(404)
Total						$12,565	$2,864	$(9,701)
Sell protection:
ABX.HE.AAA.06	CSI		$1,038	0.11%	05/25/46	$(337)	$(272)	$65
ABX.HE.AAA.06	JPM		1,038	0.11%	05/25/46	(336)	(272)	64
ABX.HE.AAA.06-2	JPM		199	0.11%	05/25/46	(58)	(52)	6
CDX.EM.19	CBK		5,960	5.00%	06/20/18	784	763	(21)
CDX.EM.19	DEUT		10,765	5.00%	06/20/18	1,372	1,379	7
CDX.EM.19	DEUT		25,395	5.00%	06/20/18	3,336	3,254	(82)
CDX.EM.19	GSC		8,140	5.00%	06/20/18	1,073	1,043	(30)
CDX.EM.ex-EU.18	GSC		39,670	5.00%	12/20/17	4,759	4,648	(111)
CDX.NA.HY.20	GSC		26,815	1.00%	06/20/18	148	327	179
CDX.NA.IG.19	MSC		37,750	1.00%	12/20/17	39	583	544
CMBX.NA.AA.4	MSC		5,640	1.65%	02/17/51	(3,546)	(3,426)	120
CMBX.NA.AAA.3	JPM		3,235	0.08%	12/13/49	(178)	(66)	112
CMBX.NA.AAA.5	MSC		3,184	0.35%	02/15/51	(239)	(79)	160
CMBX.NA.AAA.6	BOA		1,710	0.50%	05/11/63	(58)	(42)	16
CMBX.NA.AAA.6	CSI		1,240	0.50%	05/11/63	(43)	(31)	12
CMBX.NA.AAA.6	JPM		1,195	0.50%	05/11/63	(40)	(30)	10
CMBX.NA.AAA.6	UBS		7,225	0.50%	05/11/63	(192)	(179)	13

The accompanying notes are an integral part of these financial statements.

21

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.6	UBS		$5,145	0.50%	05/11/63	$(119)	$(128)	$(9)
CMBX.NA.AJ.3	CSI		2,830	1.47%	12/13/49	(888)	(727)	161
CMBX.NA.AJ.3	MSC		1,170	1.47%	12/13/49	(353)	(301)	52
CMBX.NA.AJ.3	UBS		2,585	1.47%	12/13/49	(1,017)	(664)	353
CMBX.NA.BB.6	CSI		435	5.00%	05/11/63	(23)	(10)	13
CMBX.NA.BB.6	CSI		2,790	5.00%	05/11/63	(8)	(61)	(53)
CMBX.NA.BB.6	GSC		770	5.00%	05/11/63	(38)	(17)	21
CMBX.NA.BB.6	JPM		135	5.00%	05/11/63	3	(3)	(6)
CMBX.NA.BB.6	MSC		1,180	5.00%	05/11/63	(72)	(25)	47
CMBX.NA.BB.6	MSC		680	5.00%	05/11/63	16	(14)	(30)
CMBX.NA.BB.6	UBS		2,335	5.00%	05/11/63	27	(51)	(78)
CMBX.NA.BB.6	UBS		700	5.00%	05/11/63	(34)	(15)	19
CMBX.NA.BBB-.6	CSI		1,055	3.00%	05/11/63	(59)	(16)	43
CMBX.NA.BBB-.6	MSC		770	3.00%	05/11/63	(44)	(11)	33
ITRX.EUR.19	GSC	EUR	32,750	1.00%	06/20/18	(310)	34	344
PrimeX.ARM.1	MSC		1,501	4.42%	06/25/36	50	161	111
PrimeX.ARM.2	MSC		4,260	4.58%	06/25/36	(312)	149	461
PrimeX.ARM.2	MSC		411	4.58%	12/25/37	13	14	1
Total						$3,316	$5,863	$2,547
Total traded indices						$15,881	$8,727	$(7,154)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	3M CAD BA CDOR	1.59% Fixed	CAD	19,850	04/29/18	$–	$19	$19
CSI	2.75% Fixed	3M LIBOR		7,100	06/19/43	218	124	(94)
DEUT	3M LIBOR	2.82% Fixed		1,450	04/17/43	–	1	1
GSC	0.91% Fixed	6M LIBOR GBP	GBP	13,200	04/29/18	–	9	9
GSC	1.73% Fixed	6M EURIBOR	EUR	24,350	01/09/23	–	(852)	(852)
JPM	2.00% Fixed	3M LIBOR		14,700	03/20/23	(86)	(234)	(148)
JPM	3M STIBOR	2.16% Fixed	SEK	199,800	01/09/23	–	314	314
						$132	$(619)	$(751)

* Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

22

Spreadlock Swap Contracts Outstanding at April 30, 2013

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	0.80	%*	$136,000	09/20/13	$–	$(25)	$(25)

*	This is a spreadlock swap between the 10-Year interest rate swap curve and the yield to maturity on a 30-Year FNMA. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS (constant maturity swap curve) rate is greater than 0.80%, the Fund will receive money from the counterparty based on this differential. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.80%, the Fund will pay the counterparty.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Municipal Bond Abbreviations:
GO	General Obligation
Rev	Revenue

Other Abbreviations:
CAD BA CDOR	Canadian Bankers Acceptance Dealer Offered Rate
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
STIBOR	Stockholm Interbank Offer Rate

The accompanying notes are an integral part of these financial statements.

24

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$270,956	$–	$225,052	$45,904
Corporate Bonds	577,445	–	574,149	3,296
Foreign Government Obligations	5,415	–	5,415	–
Municipal Bonds	21,033	–	21,033	–
Preferred Stocks	2,090	1,660	430	–
Put Options Purchased	881	–	881	–
Senior Floating Rate Interests	77,391	–	77,391	–
U.S. Government Agencies	734,256	–	734,256	–
U.S. Government Securities	433,094	15,851	417,243	–
Short-Term Investments	75,029	–	75,029	–
Total	$2,197,590	$17,511	$2,130,879	$49,200
Credit Default Swaps *	2,967	–	2,967	–
Foreign Currency Contracts *	247	–	247	–
Futures *	1,246	1,246	–	–
Interest Rate Swaps *	343	–	343	–
Total	$4,803	$1,246	$3,557	$–
Liabilities:
Securities Sold Short	$201,971	$–	$201,971	$–
Total	$201,971	$–	$201,971	$–
Credit Default Swaps *	10,121	–	10,121	–
Foreign Currency Contracts *	221	–	221	–
Futures *	1,577	1,577	–	–
Interest Rate Swaps *	1,094	–	1,094	–
Spreadlock Swaps *	25	–	25	–
Total	$13,038	$1,577	$11,461	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$32,083	$4,302	$2,948	†	$1,698	$25,783	$(20,910)	$—	$—	$45,904
Corporate Bonds	3,861	24	35	‡	(1)	16	(639)	—	—	3,296
Options Purchased	2	(238)	236		—	—	—	—	—	—
U.S. Government Agencies	18,257	—	—		—	—	—	—	(18,257)	—
Total	$54,203	$4,088	$3,219		$1,697	$25,799	$(21,549)	$—	$(18,257)	$49,200

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $4,349.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $35.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,116,415)	$2,197,590
Unrealized appreciation on foreign currency contracts	247
Unrealized appreciation on swap contracts	3,310
Receivables:
Investment securities sold	537,376
Fund shares sold	1,749
Dividends and interest	11,458
Variation margin	148
Swap premiums paid	27,740
Other assets	105
Total assets	2,779,723
Liabilities:
Unrealized depreciation on foreign currency contracts	221
Unrealized depreciation on swap contracts	11,240
Bank overdraft	3,901
Bank overdraft -- foreign cash	77
Securities sold short, at market value (proceeds $201,495)	201,971
Payables:
Investment securities purchased	761,376
Fund shares redeemed	1,673
Investment management fees	147
Dividends	47
Administrative fees	1
Distribution fees	53
Collateral received from broker	9,598
Variation margin	62
Accrued expenses	224
Swap premiums received	11,727
Other liabilities	91
Total liabilities	1,002,409
Net assets	$1,777,314
Summary of Net Assets:
Capital stock and paid-in-capital	$1,683,946
Distributions in excess of net investment loss	(1,852)
Accumulated net realized gain	22,757
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	72,463
Net assets	$1,777,314

The accompanying notes are an integral part of these financial statements.

26

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.92/$11.43
Shares outstanding	63,988
Net assets	$698,522
Class B: Net asset value per share	$10.84
Shares outstanding	3,816
Net assets	$41,353
Class C: Net asset value per share	$10.93
Shares outstanding	9,152
Net assets	$100,069
Class I: Net asset value per share	$10.93
Shares outstanding	951
Net assets	$10,394
Class R3: Net asset value per share	$11.11
Shares outstanding	813
Net assets	$9,032
Class R4: Net asset value per share	$11.09
Shares outstanding	1,706
Net assets	$18,921
Class R5: Net asset value per share	$11.09
Shares outstanding	78
Net assets	$861
Class Y: Net asset value per share	$11.08
Shares outstanding	81,065
Net assets	$898,162

The accompanying notes are an integral part of these financial statements.

27

The Hartford Total Return Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$52
Interest	26,159
Total investment income	26,211
Expenses:
Investment management fees	4,533
Administrative services fees
Class R3	9
Class R4	15
Class R5	1
Transfer agent fees
Class A	643
Class B	69
Class C	74
Class I	7
Class R3	1
Class R4	—
Class R5	—
Class Y	9
Distribution fees
Class A	868
Class B	220
Class C	511
Class R3	23
Class R4	25
Custodian fees	13
Accounting services fees	180
Registration and filing fees	70
Board of Directors' fees	24
Audit fees	13
Other expenses	100
Total expenses (before waivers and fees paid indirectly)	7,408
Expense waivers	(143)
Transfer agent fee waivers	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(144)
Total expenses, net	7,264
Net Investment Income	18,947
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	28,270
Net realized gain on purchased options	590
Net realized loss on securities sold short	(880)
Net realized gain on futures	2,345
Net realized loss on swap contracts	(4,803)
Net realized gain on foreign currency contracts	27
Net realized loss on other foreign currency transactions	(36)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	25,513
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,596)
Net unrealized appreciation of purchased options	244
Net unrealized depreciation of securities sold short	(1,180)
Net unrealized appreciation of futures	389
Net unrealized depreciation of swap contracts	(5,367)
Net unrealized depreciation of foreign currency contracts	(77)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(8,588)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	16,925
Net Increase in Net Assets Resulting from Operations	$35,872

The accompanying notes are an integral part of these financial statements.

28

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$18,947	$52,013
Net realized gain on investments, other financial instruments and foreign currency transactions	25,513	63,623
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(8,588)	20,799
Net Increase in Net Assets Resulting from Operations	35,872	136,435
Distributions to Shareholders:
From net investment income
Class A	(8,172)	(20,654)
Class B	(357)	(1,204)
Class C	(820)	(2,429)
Class I	(145)	(394)
Class R3	(94)	(285)
Class R4	(232)	(744)
Class R5	(12)	(34)
Class Y	(12,503)	(33,861)
Total from net investment income	(22,335)	(59,605)
From net realized gain on investments
Class A	(20,739)	(3,389)
Class B	(1,382)	(278)
Class C	(3,099)	(521)
Class I	(464)	(68)
Class R3	(289)	(56)
Class R4	(621)	(123)
Class R5	(29)	(5)
Class Y	(27,439)	(4,769)
Total from net realized gain on investments	(54,062)	(9,209)
Total distributions	(76,397)	(68,814)
Capital Share Transactions:
Class A	17,586	(1,103)
Class B	(4,601)	(9,675)
Class C	(2,919)	(2,816)
Class I	(393)	(1,200)
Class R3	(694)	(2,365)
Class R4	(2,546)	(4,297)
Class R5	(134)	(9)
Class Y	(33,899)	(35,823)
Net decrease from capital share transactions	(27,600)	(57,288)
Net Increase (Decrease) in Net Assets	(68,125)	10,333
Net Assets:
Beginning of period	1,845,439	1,835,106
End of period	$1,777,314	$1,845,439
Undistributed (distribution in excess of) net investment income (loss)	$(1,852)	$1,536

The accompanying notes are an integral part of these financial statements.

29

The Hartford Total Return Bond Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

30

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

31

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

32

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at April 30, 2013
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	04/17/2013	$2,380
Evaluated bid	Prior day valuation	Not Applicable	281
Discounted cash flow	Internal rate of return	1.0% - 50.4% (12.8%)	41,840
	Life expectancy (in months)	2 – 407 (31)
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	1,403
Corporate Bonds:
Evaluated bid	Prior day valuation	Not Applicable	104
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	3,192
Total			$49,200

(1)	Significant changes to any unobservable inputs may result in a significant change to fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	For investments priced using indicative market quotes, these quotes represent the best available estimate of fair value as of April 30, 2013.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange

33

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

34

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments

35

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies

36

relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of April 30, 2013. The Fund had no outstanding written options contracts as of April 30, 2013 or transactions involving written options contracts for the six-month period ended April 30, 2013.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts,

37

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of

38

the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swaps as of April 30, 2013.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$881	$—	$—	$—	$—	$—	$881
Unrealized appreciation on foreign currency contracts	—	247	—	—	—	—	247
Unrealized appreciation on swap contracts	343	—	2,967	—	—	—	3,310
Variation margin receivable *	148	—	—	—	—	—	148
Total	$1,372	$247	$2,967	$—	$—	$—	$4,586

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$221	$—	$—	$—	$—	$221
Unrealized depreciation on swap contracts	1,119	—	10,121	—	—	—	11,240
Variation margin payable *	62	—	—	—	—	—	62
Total	$1,181	$221	$10,121	$—	$—	$—	$11,523

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative depreciation of $(331) as reported in the Schedule of Investments.

39

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased options	$179	$411	$—	$—	$—	$—	$590
Net realized gain on futures	2,345	—	—	—	—	—	2,345
Net realized loss on swap contracts	(663)	—	(4,140)	—	—	—	(4,803)
Net realized gain on foreign currency contracts	—	27	—	—	—	—	27
Total	$1,861	$438	$(4,140)	$—	$—	$—	$(1,841)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of purchased options	$244	$—	$—	$—	$—	$—	$244
Net change in unrealized appreciation of futures	389	—	—	—	—	—	389
Net change in unrealized depreciation of swap contracts	(804)	—	(4,563)	—	—	—	(5,367)
Net change in unrealized depreciation of foreign currency contracts	—	(77)	—	—	—	—	(77)
Total	$(171)	$(77)	$(4,563)	$—	$—	$—	$(4,811)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by

40

U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$59,580	$64,957
Long-Term Capital Gains ‡	9,209	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$31,311
Undistributed Long-Term Capital Gain	24,356
Unrealized Appreciation *	78,296
Total Accumulated Earnings	$133,963

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

41

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$6,625
Accumulated Net Realized Gain (Loss)	(6,684)
Capital Stock and Paid-in-Capital	59

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment

42

objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

43

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	0.95%
Class B	1.70
Class C	1.69
Class I	0.67
Class R3	1.25
Class R4	0.95
Class R5	0.65
Class Y	0.55

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $1,426 and contingent deferred sales charges of $30 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal

44

year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	13%

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	40%

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,340,698
Sales Proceeds Excluding U.S. Government Obligations	4,601,738
Cost of Purchases for U.S. Government Obligations	521,098
Sales Proceeds for U.S. Government Obligations	342,011

45

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	7,390	2,623	(8,408)	—	1,605	11,734	2,148	(14,045)	—	(163)
Amount	$80,471	$28,376	$(91,261)	$—	$17,586	$128,474	$23,391	$(152,968)	$—	$(1,103)
Class B
Shares	120	153	(700)	—	(427)	336	128	(1,358)	—	(894)
Amount	$1,306	$1,645	$(7,552)	$—	$(4,601)	$3,632	$1,386	$(14,693)	$—	$(9,675)
Class C
Shares	915	333	(1,517)	—	(269)	1,808	240	(2,307)	—	(259)
Amount	$9,963	$3,610	$(16,492)	$—	$(2,919)	$19,749	$2,615	$(25,180)	$—	$(2,816)
Class I
Shares	635	52	(736)	—	(49)	623	32	(766)	—	(111)
Amount	$7,023	$563	$(7,979)	$—	$(393)	$6,791	$350	$(8,341)	$—	$(1,200)
Class R3
Shares	74	35	(172)	—	(63)	364	31	(608)	—	(213)
Amount	$817	$383	$(1,894)	$—	$(694)	$4,030	$341	$(6,736)	$—	$(2,365)
Class R4
Shares	120	77	(427)	—	(230)	533	78	(994)	—	(383)
Amount	$1,325	$851	$(4,722)	$—	$(2,546)	$5,863	$866	$(11,026)	$—	$(4,297)
Class R5
Shares	15	4	(31)	—	(12)	31	3	(35)	—	(1)
Amount	$162	$41	$(337)	$—	$(134)	$342	$39	$(390)	$—	$(9)
Class Y
Shares	10,057	3,623	(16,752)	—	(3,072)	25,784	3,494	(32,385)	—	(3,107)
Amount	$110,889	$39,784	$(184,572)	$—	$(33,899)	$284,051	$38,588	$(358,462)	$—	$(35,823)
Total
Shares	19,326	6,900	(28,743)	—	(2,517)	41,213	6,154	(52,498)	—	(5,131)
Amount	$211,955	$75,254	$(314,809)	$—	$(27,600)	$452,932	$67,576	$(577,796)	$—	$(57,288)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	100	$1,093
For the Year Ended October 31, 2012	211	$2,300

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

46

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

47

The Hartford Total Return Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$11.16	$0.11	$0.11	$0.22	$(0.13)	$(0.33)	$–	$(0.46)	$10.92
B	11.08	0.06	0.12	0.18	(0.09)	(0.33)	–	(0.42)	10.84
C	11.18	0.06	0.11	0.17	(0.09)	(0.33)	–	(0.42)	10.93
I	11.17	0.12	0.11	0.23	(0.14)	(0.33)	–	(0.47)	10.93
R3	11.35	0.09	0.11	0.20	(0.11)	(0.33)	–	(0.44)	11.11
R4	11.33	0.11	0.11	0.22	(0.13)	(0.33)	–	(0.46)	11.09
R5	11.33	0.12	0.11	0.23	(0.14)	(0.33)	–	(0.47)	11.09
Y	11.32	0.13	0.11	0.24	(0.15)	(0.33)	–	(0.48)	11.08

For the Year Ended October 31, 2012
A	10.76	0.29	0.50	0.79	(0.34)	(0.05)	–	(0.39)	11.16
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	–	(0.31)	11.08
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	–	(0.31)	11.18
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	–	(0.42)	11.17
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	–	(0.36)	11.35
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	–	(0.39)	11.33
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	–	(0.42)	11.33
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	–	(0.43)	11.32

For the Year Ended October 31, 2011
A	10.70	0.33	0.06	0.39	(0.33)	–	–	(0.33)	10.76
B	10.63	0.25	0.07	0.32	(0.26)	–	–	(0.26)	10.69
C	10.71	0.26	0.07	0.33	(0.26)	–	–	(0.26)	10.78
I	10.70	0.37	0.06	0.43	(0.36)	–	–	(0.36)	10.77
R3	10.87	0.31	0.06	0.37	(0.30)	–	–	(0.30)	10.94
R4	10.85	0.34	0.06	0.40	(0.33)	–	–	(0.33)	10.92
R5	10.85	0.37	0.07	0.44	(0.37)	–	–	(0.37)	10.92
Y	10.84	0.38	0.07	0.45	(0.38)	–	–	(0.38)	10.91

For the Year Ended October 31, 2010
A	10.21	0.35	0.51	0.86	(0.37)	–	–	(0.37)	10.70
B	10.15	0.27	0.50	0.77	(0.29)	–	–	(0.29)	10.63
C	10.23	0.28	0.49	0.77	(0.29)	–	–	(0.29)	10.71
I	10.22	0.37	0.51	0.88	(0.40)	–	–	(0.40)	10.70
R3	10.36	0.33	0.52	0.85	(0.34)	–	–	(0.34)	10.87
R4	10.35	0.36	0.51	0.87	(0.37)	–	–	(0.37)	10.85
R5	10.35	0.39	0.51	0.90	(0.40)	–	–	(0.40)	10.85
Y	10.34	0.40	0.51	0.91	(0.41)	–	–	(0.41)	10.84

For the Year Ended October 31, 2009
A	9.20	0.40	1.07	1.47	(0.46)	–	–	(0.46)	10.21
B	9.15	0.33	1.06	1.39	(0.39)	–	–	(0.39)	10.15
C	9.22	0.33	1.06	1.39	(0.38)	–	–	(0.38)	10.23
I	9.21	0.43	1.06	1.49	(0.48)	–	–	(0.48)	10.22
R3	9.32	0.42	1.05	1.47	(0.43)	–	–	(0.43)	10.36
R4	9.32	0.42	1.07	1.49	(0.46)	–	–	(0.46)	10.35
R5	9.32	0.42	1.09	1.51	(0.48)	–	–	(0.48)	10.35
Y	9.31	0.45	1.07	1.52	(0.49)	–	–	(0.49)	10.34

For the Year Ended October 31, 2008
A	10.52	0.49	(1.29)	(0.80)	(0.52)	–	–	(0.52)	9.20
B	10.47	0.42	(1.29)	(0.87)	(0.45)	–	–	(0.45)	9.15
C	10.54	0.42	(1.30)	(0.88)	(0.44)	–	–	(0.44)	9.22
I	10.52	0.52	(1.28)	(0.76)	(0.55)	–	–	(0.55)	9.21
R3	10.64	0.47	(1.30)	(0.83)	(0.49)	–	–	(0.49)	9.32
R4	10.65	0.51	(1.32)	(0.81)	(0.52)	–	–	(0.52)	9.32
R5	10.64	0.54	(1.31)	(0.77)	(0.55)	–	–	(0.55)	9.32
Y	10.64	0.54	(1.31)	(0.77)	(0.56)	–	–	(0.56)	9.31

48

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

2.01	%(E)	$698,522	0.98	%(F)	0.95	%(F)	1.96	%(F)	52%
1.65	(E)	41,353	1.86	(F)	1.70	(F)	1.21	(F)	–
1.54	(E)	100,069	1.69	(F)	1.69	(F)	1.21	(F)	–
2.16	(E)	10,394	0.67	(F)	0.67	(F)	2.24	(F)	–
1.82	(E)	9,032	1.27	(F)	1.25	(F)	1.66	(F)	–
1.98	(E)	18,921	0.95	(F)	0.95	(F)	1.96	(F)	–
2.13	(E)	861	0.66	(F)	0.65	(F)	2.26	(F)	–
2.18	(E)	898,162	0.55	(F)	0.55	(F)	2.35	(F)	–

7.50		696,383	0.98		0.89		2.64		77
6.66		47,026	1.85		1.64		1.90		–
6.70		105,330	1.69		1.63		1.90		–
7.78		11,177	0.68		0.62		2.92		–
7.14		9,944	1.27		1.19		2.35		–
7.47		21,940	0.95		0.89		2.65		–
7.79		1,018	0.66		0.59		2.94		–
7.91		952,621	0.55		0.49		3.04		–

3.78		673,310	0.98		0.95		3.16		131
3.03		54,934	1.85		1.70		2.41		–
3.10		104,382	1.69		1.69		2.42		–
4.15		11,973	0.68		0.68		3.45		–
3.49		11,922	1.26		1.25		2.85		–
3.81		25,330	0.95		0.95		3.16		–
4.12		990	0.66		0.65		3.46		–
4.23		952,265	0.54		0.54		3.56		–

8.57		835,450	0.99	(G)	0.98	(G)	3.38	(G)	201
7.72		70,845	1.87	(G)	1.74	(G)	2.62	(G)	–
7.68		118,462	1.71	(G)	1.70	(G)	2.66	(G)	–
8.73		9,395	0.74	(G)	0.73	(G)	3.62	(G)	–
8.36		8,571	1.29	(G)	1.24	(G)	3.12	(G)	–
8.57		25,652	0.97	(G)	0.96	(G)	3.40	(G)	–
8.87		655	0.69	(G)	0.67	(G)	3.69	(G)	–
9.00		994,424	0.57	(G)	0.56	(G)	3.80	(G)	–

16.38		816,191	1.03	(G)	1.00	(G)	4.18	(G)	215
15.60		83,760	1.95	(G)	1.68	(G)	3.51	(G)	–
15.48		119,568	1.76	(G)	1.75	(G)	3.42	(G)	–
16.65		10,680	0.77	(G)	0.75	(G)	4.36	(G)	–
16.19		1,836	1.42	(G)	1.25	(G)	3.65	(G)	–
16.39		21,920	0.98	(G)	0.98	(G)	4.17	(G)	–
16.73		408	0.69	(G)	0.69	(G)	4.35	(G)	–
16.87		926,793	0.58	(G)	0.58	(G)	4.57	(G)	–

(7.99)		650,149	1.02		1.00		4.76		184
(8.68)		73,557	1.93		1.71		4.05		–
(8.66)		87,277	1.74		1.74		4.01		–
(7.62)		6,128	0.68		0.68		5.10		–
(8.15)		130	1.44		1.25		4.62		–
(7.98)		12,698	0.99		0.99		4.81		–
(7.62)		271	0.70		0.70		5.08		–
(7.62)%		$559,555	0.59%		0.59%		5.19%		–%

49

The Hartford Total Return Bond Fund
Financial Highlights - (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Ratios do not include expenses of the Underlying Funds.

50

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

51

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

52

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

53

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.10	$4.76	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class B	$1,000.00	$1,016.50	$8.51	$1,000.00	$1,016.36	$8.51	1.70	181	365
Class C	$1,000.00	$1,015.40	$8.45	$1,000.00	$1,016.40	$8.46	1.69	181	365
Class I	$1,000.00	$1,021.60	$3.35	$1,000.00	$1,021.48	$3.35	0.67	181	365
Class R3	$1,000.00	$1,018.20	$6.26	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R4	$1,000.00	$1,019.80	$4.76	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class R5	$1,000.00	$1,021.30	$3.26	$1,000.00	$1,021.57	$3.26	0.65	181	365
Class Y	$1,000.00	$1,021.80	$2.75	$1,000.00	$1,022.07	$2.75	0.55	181	365

54

The Hartford Total Return Bond Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Total Return Bond Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

55

The Hartford Total Return Bond Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

56

The Hartford Total Return Bond Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

57

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-TRB13 4/13 114011 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD UNCONSTRAINED BOND FUND 2013 Semi Annual Report

The Hartford Unconstrained Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Unconstrained Bond Fund inception 10/31/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize long-term total return.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Unconstrained Bond A#	1.69%	5.36%	6.03%	5.01%
Unconstrained Bond A##		0.62%	5.06%	4.53%
Unconstrained Bond B#	1.40%	4.56%	5.25%	4.43%*
Unconstrained Bond B##		-0.44%	4.93%	4.43%*
Unconstrained Bond C#	1.40%	4.67%	5.26%	4.26%
Unconstrained Bond C##		3.67%	5.26%	4.26%
Unconstrained Bond I#	1.91%	5.71%	6.11%	5.04%
Unconstrained Bond R3#	1.63%	5.05%	6.20%	5.19%‡
Unconstrained Bond R4#	1.79%	5.37%	6.30%	5.24%‡
Unconstrained Bond R5#	1.94%	5.78%	6.41%	5.29%‡
Unconstrained Bond Y#	1.84%	5.91%	6.37%	5.27%‡
Barclays U.S. Aggregate Bond Index	0.91%	3.68%	5.73%	5.04%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

‡	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses. Class Y shares commenced operations on 11/28/03.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Unconstrained Bond Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Unconstrained Bond Class A	0.99%	1.09%
Unconstrained Bond Class B	1.74%	1.96%
Unconstrained Bond Class C	1.74%	1.79%
Unconstrained Bond Class I	0.74%	0.83%
Unconstrained Bond Class R3	1.29%	1.40%
Unconstrained Bond Class R4	0.99%	1.07%
Unconstrained Bond Class R5	0.69%	0.77%
Unconstrained Bond Class Y	0.69%	0.72%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Unconstrained Bond Fund returned 1.69%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.91% for the same period. The Fund underperformed the 4.36% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

The Fund’s MBS exposure and an allocation to bank loans were the primary drivers of the Fund’s outperformance of its benchmark. The Fund’s allocation to non-agency MBS was the top contributor to relative results as non-agencies performed strongly amid improved sentiment around U.S. housing, low long-term interest rates and strong investor demand. During the period, we positioned the Fund with an underweight (i.e. the Fund’s position was less than the benchmark position) to investment grade credit in favor of an allocation to lower tier credit sectors, including bank loans. Within bank loans, we emphasized the high and middle

3

The Hartford Unconstrained Bond Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

quality portions of the market based on compelling valuations and attractive yields. The bank loan sector generated strong performance for the period and added significantly to relative results. The Fund’s commercial MBS exposure was also additive to benchmark-relative performance as was the Fund’s duration positioning. Security selection within the investment grade financial sector, as implemented through credit default swap contracts, and the decision to use credit default swap indices (CDX) to gain exposure to the broader investment grade corporate market, also contributed to relative results. Exposure to emerging markets debt and non-U.S. dollar developed market government bonds, via forwards, swaps, and futures were positive for performance. The Fund’s high yield positioning detracted from performance overall. Positive results from an allocation to BB rated high yield issuers were more than offset by the negative impact of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk.

What is the outlook?

In our view, the U.S. economy is less fragile than it has been in a long time. Through bold policy initiatives, we believe the Fed has shown its determination to keep the U.S. out of recession, and corporate and personal balance sheets are in their best shape in years. These reasons for optimism are tempered, nevertheless, by concerns about the ongoing debt crisis in Europe and fiscal challenges in the U.S. Furthermore, we believe that valuations in many fixed income sectors have risen closer to fair value.

We still favor credit overall. This view is expressed primarily through an allocation to bank loans. Default rates within bank loans by principal amount and issuer count remain below their historical averages. Moreover, we believe that valuations of bank loans still appear reasonable. The yield premium that investors typically demand for high yield over bank loans (due to higher interest-rate risk and lower positioning on issuers’ capital structure) has diminished, enhancing the relative appeal of bank loans. Non-agency residential MBS are still attractive to us against the backdrop of an improving housing market. We ended the period with a slight overweight to agency MBS and continued to have an overweight to commercial MBS.

Our views on interest rates depend on the time frame. Over the long term, we believe rates will revert to levels more consistent with the Fed’s long-run projections of short rates and economic growth, which are higher than those implied by today’s forward curve. In the near term, we believe that yields could stay low for a little longer than now anticipated by markets. At the end of the period, we were underweight duration relative to the benchmark. In addition, we had limited, opportunistic exposure to rates in countries such as Sweden, Canada, and Mexico. We also had an allocation to emerging markets debt as we believe valuations in the sector are attractive.

At the end of the period our currency exposure was primarily in U.S. dollars. However, we had limited opportunistic active exposure to several currencies including the Mexican Peso, Polish Zloty, and South African Rand.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	7.3%
Aa / AA	0.9
A	1.9
Baa / BBB	5.4
Ba / BB	12.8
B	15.9
Caa / CCC or Lower	8.4
Unrated	3.1
U.S. Government Agencies and Securities	83.4
Non-Debt Securities and Other Short-Term Instruments	3.4
Other Assets & Liabilities	(42.5)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.5%
Administrative Waste Management and Remediation	0.7
Agriculture, Construction, Mining and Machinery	0.2
Agriculture, Forestry, Fishing and Hunting	0.0
Air Transportation	0.5
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	2.2
Beverage and Tobacco Product Manufacturing	0.1
Chemical Manufacturing	0.9
Computer and Electronic Product Manufacturing	1.2
Construction	0.2
Electrical Equipment, Appliance Manufacturing	0.2
Fabricated Metal Product Manufacturing	0.2
Finance and Insurance	23.9
Food Manufacturing	0.6
Food Services	0.5
Furniture and Related Product Manufacturing	0.2
Health Care and Social Assistance	2.2
Information	5.5
Machinery Manufacturing	0.1
Media	0.1
Mining	0.9
Miscellaneous Manufacturing	0.8
Motor Vehicle and Parts Manufacturing	0.6
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.1
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	0.9
Pipeline Transportation	0.9
Plastics and Rubber Products Manufacturing	0.5
Primary Metal Manufacturing	0.5
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	0.9
Real Estate, Rental and Leasing	0.8
Retail Trade	3.0
Soap, Cleaning Compound and Toilet Manufacturing	0.0
Transportation	0.4
Transportation Equipment Manufacturing	0.1
Truck Transportation	0.2
Utilities	0.7
Water Transportation	0.0
Total	51.9%
Equity Securities
Diversified Financials	0.0
Total	0.0%
Foreign Government Obligations	3.8
U.S. Government Agencies	50.1
U.S. Government Securities	33.3
Short-Term Investments	3.4
Other Assets and Liabilities	(42.5)
Total	100.0%

5

The Hartford Unconstrained Bond Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.2%
	Finance and Insurance - 20.2%
	Asset Backed Funding Certificates
$186	0.42%, 01/25/2037 Δ	$107
	Banc of America Commercial Mortgage, Inc.
540	5.17%, 11/10/2042 Δ	577
235	5.63%, 07/10/2046 Δ	264
	Banc of America Mortgage Securities
156	3.13%, 09/25/2035 Δ	145
	BB-UBS Trust
145	3.43%, 11/05/2036 ■	149
	BCAP LLC Trust
218	0.37%, 01/25/2037 Δ	166
267	0.38%, 03/25/2037 Δ	223
	Bear Stearns Adjustable Rate Mortgage Trust
73	2.37%, 02/25/2036 Δ	71
	Bear Stearns Alt-A Trust
105	0.58%, 05/25/2036 Δ	67
347	0.70%, 01/25/2036 Δ	235
	Bear Stearns Commercial Mortgage Securities, Inc.
50	4.93%, 02/13/2042	53
375	5.15%, 10/12/2042 Δ	410
	CFCRE Commercial Mortgage Trust
195	3.83%, 12/15/2047 ‡	214
	Citigroup Commercial Mortgage Trust, Inc.
416	0.55%, 03/25/2037 Δ	223
	Citigroup/Deutsche Bank Commercial Mortgage Trust
556	5.22%, 07/15/2044 ‡Δ	608
450	5.32%, 12/11/2049 ‡	512
	Commercial Mortgage Loan Trust
370	6.00%, 12/10/2049 Δ	436
	Commercial Mortgage Pass-Through Certificates
1,742	1.82%, 07/10/2046 ■►	133
140	2.77%, 12/10/2045 ‡	143
25	2.82%, 11/15/2045 ‡	26
20	2.85%, 10/15/2045 ‡	21
725	4.34%, 12/10/2045 ■‡Δ	548
120	4.75%, 11/15/2045 ■‡	100
475	4.77%, 11/15/2045 ■‡Δ	474
75	5.94%, 06/10/2046 Δ	85
	Community or Commercial Mortgage Trust
195	3.21%, 04/10/2023 ‡	205
125	3.42%, 03/10/2031 ■	131
	Countrywide Alternative Loan Trust
186	0.52%, 11/25/2035 ‡Δ	145
	Countrywide Home Loans, Inc.
355	3.08%, 09/25/2047 Δ	297
	CS First Boston Mortgage Securities Corp.
650	4.83%, 04/15/2037 ‡	689
	CW Capital Cobalt Ltd.
260	5.22%, 08/15/2048	290
	Equity One ABS, Inc.
3	2.70%, 07/25/2034 Δ	—
21	5.46%, 12/25/2033	14
	First Horizon Alternative Mortgage Securities
531	2.33%, 04/25/2036 ‡Δ	432
726	2.36%, 09/25/2035 ‡Δ	645
	First Horizon Mortgage Pass-through Trust
283	2.52%, 08/25/2037 Δ	236
	GE Commercial Mortgage Corp. Trust
355	5.47%, 03/10/2044 Δ	393
	GMAC Commercial Mortgage Securities, Inc.
55	5.24%, 11/10/2045 Δ	60
	GMAC Mortgage Corp. Loan Trust
158	3.70%, 09/19/2035 Δ	152
37	3.87%, 04/19/2036 Δ	33
	Goldman Sachs Mortgage Securities Corp. II
150	2.95%, 11/05/2034 ■‡	153
85	3.38%, 05/10/2045 ‡	91
	Goldman Sachs Mortgage Securities Trust
255	2.77%, 11/10/2045 ‡	259
175	3.55%, 04/10/2034 ■‡	188
545	4.86%, 11/10/2045 ■‡Δ	550
380	5.00%, 05/10/2045 ■‡Δ	320
	Greenwich Capital Commercial Funding Corp.
450	5.44%, 03/10/2039 Δ	514
300	5.74%, 12/10/2049	350
375	6.06%, 07/10/2038 Δ	425
	GSAA Home Equity Trust
27	0.25%, 12/25/2046 Δ	17
1,008	0.28%, 02/25/2037 Δ	555
144	0.29%, 12/25/2036 ‡Δ	80
409	0.30%, 03/25/2037 Δ	218
298	0.36%, 07/25/2036 ‡Δ	159
37	0.37%, 03/25/2047 Δ	19
79	0.43%, 04/25/2047 Δ	50
218	0.52%, 04/25/2047 Δ	139
	GSAMP Trust
191	0.29%, 01/25/2037 Δ	108
209	0.40%, 11/25/2036 ‡Δ	119
214	0.43%, 12/25/2046 Δ	119
	GSR Mortgage Loan Trust
495	2.78%, 01/25/2036 Δ	425
496	2.82%, 04/25/2035 ‡Δ	464
132	2.95%, 10/25/2035 Δ	116
	Harborview Mortgage Loan Trust
327	0.39%, 01/19/2038 Δ	269
381	0.42%, 05/19/2047 Δ	189
231	0.56%, 09/19/2035 Δ	185
434	3.07%, 01/19/2035 Δ	413
	Home Equity Loan Trust
225	2.87%, 11/25/2035 ╦Δ	203
	IndyMac Index Mortgage Loan Trust
95	0.49%, 01/25/2036 Δ	61
488	0.60%, 07/25/2046 Δ	249
54	2.91%, 12/25/2036 Δ	46
	JP Morgan Chase Commercial Mortgage Securities Corp.
105	2.75%, 10/15/2045 ■	68
390	2.83%, 10/15/2045	398
375	2.84%, 12/15/2047 ╦	383
100	3.91%, 05/05/2030 ■Δ	109
475	4.67%, 10/15/2045 ■Δ	468
300	5.20%, 12/15/2044 ╦Δ	329
237	5.30%, 01/12/2043 ╦Δ	260

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.2% - (continued)
	Finance and Insurance - 20.2% - (continued)
	JP Morgan Chase Commercial Mortgage Securities Corp. - (continued)
$320	5.34%, 08/12/2037 ╦	$343
375	5.48%, 12/12/2044 ╦Δ	411
220	5.71%, 02/12/2049 Δ	254
290	6.07%, 02/12/2051	322
	JP Morgan Mortgage Trust
162	2.88%, 04/25/2037 ╦Δ	138
150	3.10%, 09/25/2035 Δ	145
573	4.13%, 05/25/2036 ╦Δ	516
	LB-UBS Commercial Mortgage Trust
270	4.74%, 07/15/2030 ╦Δ	288
300	4.95%, 09/15/2030	323
145	5.20%, 11/15/2030 Δ	158
322	5.43%, 02/15/2040	366
144	5.87%, 09/15/2045 ☼	167
55	5.87%, 06/15/2038 Δ	62
300	6.15%, 04/15/2041 ╦Δ	361
	Lehman XS Trust
149	0.41%, 07/25/2046 Δ	112
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	—
	Merrill Lynch Mortgage Investors Trust
120	2.88%, 07/25/2035 ╦Δ	101
	Merrill Lynch Mortgage Trust
85	4.75%, 06/12/2043 ╦	90
96	5.27%, 11/12/2037 ╦Δ	105
	Morgan Stanley Capital I
25	3.24%, 03/15/2045 ╦	27
130	5.68%, 10/15/2042 Δ	144
400	5.69%, 04/15/2049 ╦Δ	460
	Morgan Stanley Capital I Trust
55	5.16%, 10/12/2052 Δ	60
	Morgan Stanley Mortgage Loan Trust
742	0.37%, 05/25/2036 - 11/25/2036 Δ	372
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ■●†	—
	Renaissance Home Equity Loan Trust
97	6.16%, 05/25/2036	1
	Residential Accredit Loans, Inc.
365	2.99%, 11/25/2037 Δ	204
	Residential Asset Securitization Trust
111	0.65%, 03/25/2035 Δ	85
	RFMSI Trust
18	3.22%, 04/25/2037 Δ	15
	Securitized Asset Backed Receivables LLC
309	0.29%, 07/25/2036 Δ	150
	Sequoia Mortgage Trust
120	2.60%, 07/20/2037 Δ	99
	Soundview Home Equity Loan Trust, Inc.
1,085	0.44%, 07/25/2036 ╦Δ	610
715	1.30%, 09/25/2037 ╦Δ	460
	Structured Adjustable Rate Mortgage Loan Trust
768	2.53%, 02/25/2036 Δ	617
	Structured Asset Mortgage Investments Trust
175	0.42%, 05/25/2046 Δ	102
	UBS-Barclays Commercial Mortgage Trust
475	2.85%, 12/10/2045	483
230	2.97%, 02/10/2023 ╦	232
250	3.18%, 03/10/2046 ╦Δ	262
	Wachovia Bank Commercial Mortgage Trust
145	4.94%, 04/15/2042	155
80	5.08%, 03/15/2042	85
385	5.31%, 07/15/2041 Δ	399
57	5.42%, 01/15/2045 Δ	63
	Wells Fargo Commercial Mortgage Trust
394	2.92%, 10/15/2045	404
85	4.78%, 10/15/2045 ■Δ	85
	Wells Fargo Mortgage Backed Securities Trust
321	2.72%, 04/25/2036 Δ	303
	WF-RBS Commercial Mortgage Trust
4,869	2.67%, 11/15/2044 ■►	575
260	2.88%, 12/15/2045 ╦	266
400	3.07%, 03/15/2045	415
145	3.20%, 03/15/2048	152
120	4.19%, 03/15/2045 ■Δ	95
570	4.46%, 12/15/2045 ■╦Δ	455
775	4.80%, 11/15/2045 ■╦Δ	715
90	4.87%, 02/15/2044 ■╦	106
25	4.90%, 06/15/2044 ■╦	29
145	5.00%, 06/15/2044 ■╦	126
65	5.56%, 04/15/2045 ■Δ	70
		31,923

	Total asset & commercial mortgage backed securities
	(cost $30,128)	$31,923

CORPORATE BONDS - 9.2%
	Accommodation and Food Services - 0.1%
	Caesars Operating Escrow
$60	9.00%, 02/15/2020 ■‡	$59
	Choice Hotels International, Inc.
70	5.75%, 07/01/2022 ‡	79
	Wynn Las Vegas LLC
70	7.75%, 08/15/2020	80
		218
	Administrative Waste Management and Remediation - 0.1%
	Casella Waste Systems, Inc.
20	7.75%, 02/15/2019 ‡	19
	Clean Harbors, Inc.
5	5.13%, 06/01/2021 ■	5
20	5.25%, 08/01/2020	21
	Equinix, Inc.
20	5.38%, 04/01/2023	21
	Iron Mountain, Inc.
20	5.75%, 08/15/2024	21
		87
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Ainsworth Lumber Ltd.
10	7.50%, 12/15/2017 ■	11

The accompanying notes are an integral part of these financial statements.

7

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 9.2% - (continued)
	Apparel Manufacturing - 0.0%
	Hanesbrands, Inc.
$30	6.38%, 12/15/2020	$33
	Phillips Van-Heusen Corp.
30	7.38%, 05/15/2020	34
	PVH Corp.
5	4.50%, 12/15/2022	5
		72
	Arts, Entertainment and Recreation - 0.6%
	AMC Entertainment, Inc.
20	8.75%, 06/01/2019	22
55	9.75%, 12/01/2020	64
	CCO Holdings LLC
242	5.25%, 09/30/2022	247
15	5.75%, 01/15/2024 ☼	16
25	7.25%, 10/30/2017	27
	Cedar Fair L.P.
20	5.25%, 03/15/2021 ■‡	20
	Emdeon, Inc.
50	11.00%, 12/31/2019	58
	Fidelity National Information Services, Inc.
50	5.00%, 03/15/2022 ‡	55
	Greektown Superholdings, Inc.
100	13.00%, 07/01/2015	107
	Isle of Capri Casinos, Inc.
11	8.88%, 06/15/2020	12
	Liberty Media Corp.
50	8.50%, 07/15/2029	57
	NAI Entertainment Holdings LLC
22	8.25%, 12/15/2017 ■	24
	NCR Corp.
50	4.63%, 02/15/2021 ■	50
5	5.00%, 07/15/2022 ■	5
	Regal Entertainment Group
12	5.75%, 02/01/2025	12
	Sirius XM Radio, Inc.
20	5.25%, 08/15/2022 ■	21
	Starz Financial Corp
10	5.00%, 09/15/2019	10
	Univision Communications, Inc.
30	6.75%, 09/15/2022 ■	33
	Videotron Ltee
25	5.00%, 07/15/2022 ╦	26
		866
	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
10	4.25%, 05/01/2023 ☼	10
85	6.00%, 05/01/2022	98
60	7.25%, 05/15/2017	70
		178
	Chemical Manufacturing - 0.1%
	Ashland, Inc.
20	4.75%, 08/15/2022 ■	21
	Ferro Corp.
25	7.88%, 08/15/2018 ‡	26
	Hexion Specialty Chemicals
35	8.88%, 02/01/2018	37
	Hexion U.S. Finance Corp.
25	6.63%, 04/15/2020	26
		110
	Computer and Electronic Product Manufacturing - 0.2%
	CDW Escrow Corp.
55	8.50%, 04/01/2019 ‡	62
	Esterline Technologies Corp.
75	7.00%, 08/01/2020	83
	Freescale Semiconductor, Inc.
15	8.05%, 02/01/2020	16
	Jabil Circuit, Inc.
20	4.70%, 09/15/2022	20
	Micron Technology, Inc.
14	1.63%, 02/15/2033 ۞■	16
12	2.13%, 02/15/2033 ۞■	13
	Seagate HDD Cayman
70	6.88%, 05/01/2020	76
55	7.00%, 11/01/2021	61
		347
	Construction - 0.1%
	K Hovnanian Enterprises, Inc.
65	9.13%, 11/15/2020 ■	74
	KB Home
22	1.38%, 02/01/2019 ۞	25
36	7.50%, 09/15/2022	41
	Lennar Corp.
30	4.75%, 12/15/2017	32
15	4.75%, 11/15/2022 ■	15
	Pulte Homes, Inc.
10	6.38%, 05/15/2033	10
	Ryland Group, Inc.
25	5.38%, 10/01/2022 ╦	26
		223
	Fabricated Metal Product Manufacturing - 0.2%
	Anixter International, Inc.
10	5.63%, 05/01/2019	11
	Ball Corp.
25	5.00%, 03/15/2022	27
75	6.75%, 09/15/2020	83
	Crown Americas, Inc.
15	4.50%, 01/15/2023 ■‡	15
	Masco Corp.
80	5.95%, 03/15/2022 ╦	90
	Ply Gem Industries, Inc.
20	9.38%, 04/15/2017	22
		248
	Finance and Insurance - 1.8%
	Ally Financial, Inc.
50	5.50%, 02/15/2017	54
	CIT Group, Inc.
80	5.25%, 03/15/2018 ‡	88
89	5.50%, 02/15/2019 ■‡	100
	Community Choice Financial, Inc.
50	10.75%, 05/01/2019	49
	Credit Acceptance Corp.
50	9.13%, 02/01/2017 ‡	54
	DuPont Fabros Technology L.P.
40	8.50%, 12/15/2017 ‡	43
	Felcor Lodging L.P.
15	5.63%, 03/01/2023 ■	16
	Fibria Overseas Finance Ltd.
100	6.75%, 03/03/2021 ■‡	112

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 9.2% - (continued)
		Finance and Insurance - 1.8% - (continued)
		Host Hotels & Resorts L.P.
	$80	6.00%, 11/01/2020	$89
		ING US, Inc.
	65	5.50%, 07/15/2022 ■	74
		Ladder Capital Finance Holdings LLC
	71	7.38%, 10/01/2017 ■╦	74
		Lloyds Banking Group plc
	100	7.88%, 11/01/2020 ■	109
		Mapfre S.A.
EUR	300	5.92%, 07/24/2037	369
		National Money Mart Co.
	20	10.38%, 12/15/2016	22
		Nationstar Mortgage LLC
	5	6.50%, 07/01/2021 ■	5
	30	7.88%, 10/01/2020 ■	34
		Natixis
	1,050	0.53%, 01/15/2019 Δ	1,013
		Nuveen Investments, Inc.
	30	9.13%, 10/15/2017 ■	32
	40	9.50%, 10/15/2020 ■	43
		Provident Funding Associates L.P.
	73	10.25%, 04/15/2017 ■	82
		Royal Bank of Scotland Group plc
	135	6.13%, 12/15/2022 ╦	145
		SLM Corp.
	35	7.25%, 01/25/2022 ╦	39
	115	8.45%, 06/15/2018 ╦	135
		TitleMax, Inc.
	65	13.25%, 07/15/2015	71
			2,852
		Food Services - 0.0%
		ARAMARK Corp.
	35	5.75%, 03/15/2020 ■	37

		Health Care and Social Assistance - 0.6%
		Alere, Inc.
	70	9.00%, 05/15/2016	73
		Biomet, Inc.
	40	6.50%, 08/01/2020 - 10/01/2020 ■	43
		BioScrip, Inc.
	45	10.25%, 10/01/2015	48
		Community Health Systems, Inc.
	122	5.13%, 08/15/2018 ‡	131
	20	7.13%, 07/15/2020 ‡	22
		Exelixis, Inc.
	15	4.25%, 08/15/2019 ۞	16
		Fresenius Medical Care U.S. Finance II, Inc.
	25	5.63%, 07/31/2019 ■	28
		HCA Holdings, Inc.
	25	6.25%, 02/15/2021	27
		HCA, Inc.
	25	4.75%, 05/01/2023	26
	51	5.88%, 05/01/2023	55
	75	6.50%, 02/15/2020	87
	117	7.50%, 11/15/2095	109
	125	8.50%, 04/15/2019	138
		Hologic, Inc.
	50	2.00%, 03/01/2042 ۞	51
	5	6.25%, 08/01/2020	5
		Radiation Therapy Services, Inc.
	20	8.88%, 01/15/2017	19
		Savient Pharmaceuticals, Inc.
	60	4.75%, 02/01/2018 ۞	14
			892
		Information - 1.9%
		Brocade Communications Systems, Inc.
	35	4.63%, 01/15/2023 ■	34
		CSC Holdings, Inc.
	35	7.63%, 07/15/2018 ‡	41
		DISH DBS Corp.
	25	5.00%, 03/15/2023 ■‡	24
	276	5.88%, 07/15/2022 ‡	282
	70	6.75%, 06/01/2021 ‡	76
		First Data Corp.
	50	6.75%, 11/01/2020 ■‡	54
	70	8.25%, 01/15/2021 ■‡	74
		Harron Communications L.P.
	25	9.13%, 04/01/2020 ■	28
		Hughes Satellite Systems Corp.
	65	6.50%, 06/15/2019	72
		Intelsat Jackson Holdings S.A.
	75	8.50%, 11/01/2019	84
		Intelsat Luxembourg S.A.
	10	6.75%, 06/01/2018 ■	11
	80	7.75%, 06/01/2021 ■	84
		InterActiveCorp
	15	4.75%, 12/15/2022 ■	15
		Lawson Software, Inc.
	20	9.38%, 04/01/2019	23
		Level 3 Communications, Inc.
	20	8.88%, 06/01/2019 ■	22
		Level 3 Escrow, Inc.
	10	8.13%, 07/01/2019	11
		Level 3 Financing, Inc.
	30	7.00%, 06/01/2020 ■	32
	38	10.00%, 02/01/2018	42
		MetroPCS Wireless, Inc.
	40	7.88%, 09/01/2018 ╦	44
		Netflix, Inc.
	20	5.38%, 02/01/2021 ■	21
		NII Capital Corp.
	25	7.63%, 04/01/2021	22
	10	8.88%, 12/15/2019	9
		NII International Telecom Sarl
	5	11.38%, 08/15/2019 ■	6
		Rogers Communications, Inc.
	475	8.75%, 05/01/2032	713
		SBA Telecommunications, Inc.
	10	5.75%, 07/15/2020 ■╦	11
		SBA Tower Trust
	310	3.60%, 04/16/2043 ■╦	310
		Softbrands, Inc.
	28	11.50%, 07/15/2018	33
		Sprint Nextel Corp.
	77	7.00%, 03/01/2020 ■╦	88
	53	9.00%, 11/15/2018 ■╦	65
		Syniverse Holdings, Inc.
	65	9.13%, 01/15/2019	72

The accompanying notes are an integral part of these financial statements.

9

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 9.2% - (continued)
	Information - 1.9% - (continued)
	TW Telecom Holdings, Inc.
$11	5.38%, 10/01/2022	$12
	Vimpelcom Holdings
285	5.95%, 02/13/2023 ■╦	289
	Windstream Corp.
10	6.38%, 08/01/2023	10
175	7.75%, 10/15/2020	192
	Zayo Group LLC
10	8.13%, 01/01/2020	11
5	10.13%, 07/01/2020	6
		2,923
	Machinery Manufacturing - 0.1%
	Case New Holland, Inc.
170	7.88%, 12/01/2017 ‡	202
	Gibraltar Industries, Inc.
10	6.25%, 02/01/2021 ■	11
		213
	Media - 0.0%
	Gray Television, Inc.
40	7.50%, 10/01/2020	43

	Mining - 0.3%
	Consol Energy, Inc.
15	8.00%, 04/01/2017	16
	FMG Resources Pty Ltd.
115	6.00%, 04/01/2017 ■‡	120
	Peabody Energy Corp.
65	6.25%, 11/15/2021	69
80	6.50%, 09/15/2020	87
100	7.38%, 11/01/2016	115
		407
	Miscellaneous Manufacturing - 0.2%
	BE Aerospace, Inc.
170	5.25%, 04/01/2022	181
	DigitalGlobe, Inc.
35	5.25%, 02/01/2021 ■‡	35
	TransDigm Group, Inc.
70	7.75%, 12/15/2018	78
		294
	Motor Vehicle and Parts Manufacturing - 0.2%
	Meritor, Inc.
45	10.63%, 03/15/2018	50
	Tenneco, Inc.
60	6.88%, 12/15/2020	66
	TRW Automotive, Inc.
100	7.25%, 03/15/2017 ■	116
		232
	Nonmetallic Mineral Product Manufacturing - 0.2%
	Grupo Cementos Chihuahua
260	8.13%, 02/08/2020 ■	276
	Silgan Holdings, Inc.
85	5.00%, 04/01/2020	89
		365
	Other Services - 0.0%
	Service Corp. International
55	4.50%, 11/15/2020	56

	Paper Manufacturing - 0.1%
	Boise Cascade LLC
10	6.38%, 11/01/2020 ■	11
	Cascades, Inc.
25	7.88%, 01/15/2020 ‡	27
	Clearwater Paper Corp.
10	4.50%, 02/01/2023 ■	10
	P.H. Glatfelter Co.
40	5.38%, 10/15/2020	42
	Rock-Tenn Co.
5	3.50%, 03/01/2020	5
35	4.00%, 03/01/2023	37
		132
	Petroleum and Coal Products Manufacturing - 0.5%
	Antero Resources Finance Corp.
20	7.25%, 08/01/2019	22
	Chesapeake Energy Corp.
59	2.50%, 05/15/2037 ۞‡	57
	Continental Resources, Inc.
30	5.00%, 09/15/2022	33
	Denbury Resources, Inc.
50	4.63%, 07/15/2023 ‡	50
	EDC Finance Ltd.
250	4.88%, 04/17/2020 ■	252
	Endeavour International Corp.
43	12.00%, 03/01/2018	41
	EPE Holding/EP Energy Bond
15	8.13%, 12/15/2017 ■Þ	16
	Ferrellgas Partners L.P.
10	6.50%, 05/01/2021	10
	Harvest Operations Corp.
11	6.88%, 10/01/2017	12
	Hornbeck Offshore Services, Inc.
15	5.88%, 04/01/2020	16
	MEG Energy Corp.
41	6.38%, 01/30/2023 ■╦	43
	Newfield Exploration Co.
50	5.75%, 01/30/2022	55
75	6.88%, 02/01/2020	82
	Range Resources Corp.
80	6.75%, 08/01/2020	89
	Rosetta Resources, Inc.
40	9.50%, 04/15/2018	44
		822
	Pipeline Transportation - 0.3%
	El Paso Corp.
105	7.00%, 06/15/2017	121
95	7.80%, 08/01/2031	107
	Energy Transfer Equity L.P.
150	7.50%, 10/15/2020	176
	Kinder Morgan Finance Co.
75	6.00%, 01/15/2018 ■	83
	MarkWest Energy Partners L.P.
10	5.50%, 02/15/2023 ╦	11
19	6.25%, 06/15/2022 ╦	21
		519

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 9.2% - (continued)
		Plastics and Rubber Products Manufacturing - 0.0%
		Nortek, Inc.
	$25	8.50%, 04/15/2021	$28
	15	8.50%, 04/15/2021 ■	17
			45
		Printing and Related Support Activities - 0.1%
		Deluxe Corp.
	20	6.00%, 11/15/2020 ■‡	21
	45	7.00%, 03/15/2019 ‡	49
		Valassis Communications, Inc.
	65	6.63%, 02/01/2021	69
			139
		Professional, Scientific and Technical Services - 0.1%
		Flextronics International Ltd.
	10	4.63%, 02/15/2020 ■	10
	15	5.00%, 02/15/2023 ■	16
		Lamar Media Corp.
	55	5.88%, 02/01/2022 ╦	60
		Lender Processing Services, Inc.
	20	5.75%, 04/15/2023	22
		SunGard Data Systems, Inc.
	30	7.38%, 11/15/2018	32
	20	7.63%, 11/15/2020	22
			162
		Real Estate, Rental and Leasing - 0.5%
		Air Lease Corp.
	35	4.50%, 01/15/2016	36
	105	6.13%, 04/01/2017	115
		CBRE Services, Inc.
	20	5.00%, 03/15/2023 ‡	21
		Hertz Global Holdings, Inc.
	20	5.88%, 10/15/2020	22
	11	6.25%, 10/15/2022	12
		International Lease Finance Corp.
	40	5.65%, 06/01/2014	42
	250	5.88%, 04/01/2019	274
	20	6.25%, 05/15/2019	23
	75	6.75%, 09/01/2016 ■	85
		United Rentals North America, Inc.
	80	5.75%, 07/15/2018 ╦	87
			717
		Retail Trade - 0.5%
		99 Cents Only Stores
	50	11.00%, 12/15/2019	58
		AmeriGas Finance LLC
	65	7.00%, 05/20/2022	73
		Arcelik AS
	230	5.00%, 04/03/2023 ■	236
		Building Materials Corp.
	60	6.75%, 05/01/2021 ■	66
	15	7.50%, 03/15/2020 ■	16
		GRD Holding III Corp.
	40	10.75%, 06/01/2019 ■	43
		JC Penney Corp., Inc.
	10	5.65%, 06/01/2020	9
	5	6.38%, 10/15/2036	4
	30	7.40%, 04/01/2037	25
		Ltd. Brands, Inc.
	110	5.63%, 02/15/2022	119
	5	6.95%, 03/01/2033	5
		Michaels Stores, Inc.
	60	7.75%, 11/01/2018 ╦	66
		PC Merger Sub, Inc.
	45	8.88%, 08/01/2020 ■	51
		Sally Holdings LLC
	50	5.75%, 06/01/2022 ╦	54
		Sotheby's
	35	5.25%, 10/01/2022 ■	36
			861
		Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
		Avon Products, Inc.
	15	5.00%, 03/15/2023	16

		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	25	6.88%, 03/15/2018	27
	60	7.13%, 03/15/2021	67
			94
		Utilities - 0.2%
		Calpine Corp.
	133	7.50%, 02/15/2021 ■‡	150
		Dolphin Subsidiary II, Inc.
	50	7.25%, 10/15/2021 ‡	53
		IPALCO Enterprises, Inc.
	40	7.25%, 04/01/2016 ■	45
		Texas Competitive Electric Co.
	10	11.50%, 10/01/2020 ■	8
			256
		Water Transportation - 0.0%
		Royal Caribbean Cruises Ltd.
	10	5.25%, 11/15/2022 ╦	10

		Total corporate bonds
		(cost $13,690)	$14,447

FOREIGN GOVERNMENT OBLIGATIONS - 3.8%
		Argentina - 0.5%
		Argentina (Republic of)
	$950	7.00%, 04/17/2017	$774
	103	8.28%, 12/31/2033	59
			833
		Brazil - 0.2%
		Brazil (Republic of)
	100	5.63%, 01/07/2041	126
	100	5.88%, 01/15/2019	122
	40	8.25%, 01/20/2034	64
	50	11.00%, 08/17/2040	61
			373
		Colombia - 0.1%
		Colombia (Republic of)
	100	7.38%, 09/18/2037	151
COP	9,000	9.85%, 06/28/2027	8
	15	11.75%, 02/25/2020	24
COP	15,000	12.00%, 10/22/2015	10
			193

The accompanying notes are an integral part of these financial statements.

11

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 3.8% - (continued)
		Hungary - 0.1%
		Hungary (Republic of)
	$36	5.38%, 02/21/2023	$37
	15	6.25%, 01/29/2020	17
HUF	21,550	6.75%, 08/22/2014 - 02/24/2017	99
HUF	6,030	7.50%, 11/12/2020	30
	24	7.63%, 03/29/2041	28
			211
		Indonesia - 0.2%
		Indonesia (Republic of)
	100	6.88%, 01/17/2018 §	121
	100	7.75%, 01/17/2038 §	148
			269
		Malaysia - 0.2%
		Malaysia (Government of)
MYR	55	3.74%, 02/27/2015	18
MYR	335	4.26%, 09/15/2016	115
MYR	155	4.39%, 04/15/2026	55
MYR	125	5.09%, 04/30/2014	42
MYR	155	5.73%, 07/30/2019	58
			288
		Mexico - 0.7%
		Mexican Bonos De Desarrollo
MXN	2,854	6.50%, 06/10/2021	268
MXN	630	7.75%, 05/29/2031	68
MXN	673	8.50%, 11/18/2038	80
MXN	8	10.00%, 12/05/2024	1
		United Mexican States
	190	3.63%, 03/15/2022 ╦	207
	176	4.75%, 03/08/2044 ╦	195
MXN	204	7.75%, 12/14/2017	19
MXN	2,290	9.50%, 12/18/2014	205
			1,043
		Panama - 0.1%
		Panama (Republic of)
	25	7.25%, 03/15/2015	28
	45	8.88%, 09/30/2027	72
			100
		Peru - 0.1%
		Peru (Republic of)
PEN	15	6.90%, 08/12/2037	7
PEN	25	6.95%, 08/12/2031	12
PEN	65	7.84%, 08/12/2020	31
	60	8.75%, 11/21/2033	102
	25	9.88%, 02/06/2015	29
			181
		Philippines - 0.2%
		Philippines (Republic of)
	165	10.63%, 03/16/2025 ╦	283

		Poland - 0.3%
		Poland (Republic of)
PLN	425	5.25%, 10/25/2020	155
PLN	510	5.50%, 04/25/2015 - 10/25/2019	175
PLN	400	5.75%, 04/25/2014	130
			460
		Russia - 0.2%
		Russian Federation
	100	3.63%, 04/29/2015 §	105
	100	5.00%, 04/29/2020 §	115
	78	7.50%, 03/31/2030 §	98
	35	12.75%, 06/24/2028 §	69
			387
		South Africa - 0.3%
		South Africa (Republic of)
ZAR	325	6.25%, 03/31/2036	31
ZAR	1,760	6.75%, 03/31/2021	205
	100	6.88%, 05/27/2019 ╦	125
ZAR	900	8.25%, 09/15/2017	110
			471
		Turkey - 0.4%
		Turkey (Republic of)
	200	5.13%, 03/25/2022	229
	60	7.25%, 03/15/2015	66
	100	7.50%, 07/14/2017	121
TRY	100	10.50%, 01/15/2020	69
TRY	300	11.00%, 08/06/2014	179
			664
		Venezuela - 0.2%
		Venezuela (Republic of)
	125	7.00%, 12/01/2018 §	116
	90	11.95%, 08/05/2031 §	99
	85	12.75%, 08/23/2022 §	97
			312
		Total foreign government obligations
		(cost $5,764)	$6,068

MUNICIPAL BONDS - 0.4%
		Transportation - 0.4%
		Alameda, CA, Corridor Transportation Auth
	$1,705	9.20%, 10/01/2028 ○	$592

		Total municipal bonds
		(cost $455)	$592

SENIOR FLOATING RATE INTERESTS ♦ - 22.1%
		Accommodation and Food Services - 0.4%
		Caesars Entertainment Operating Co., Inc.
	$519	4.45%, 01/28/2018	$464
	120	5.45%, 01/28/2018	108
			572
		Administrative Waste Management and Remediation - 0.6%
		Acosta, Inc.
	236	5.00%, 03/02/2018 ☼	239
		Audio Visual Services Group, Inc.
	249	6.75%, 11/09/2018	253
		Brickman Group Holdings, Inc.
	324	5.50%, 10/14/2016	328
		ISS A/S
	115	03/24/2018 ◊☼	115
			935
		Agriculture, Construction, Mining and Machinery - 0.2%
		BOC Edwards, Inc.
	190	03/22/2020 ◊☼	191

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 22.1% - (continued)
	Agriculture, Construction, Mining and Machinery - 0.2% - (continued)
	Pro Mach, Inc.
$100	5.00%, 07/06/2017	$100
		291
	Air Transportation - 0.5%
	AWAS Finance Luxembourg S.aár.l.
127	4.75%, 07/16/2018	127
	Delta Air Lines, Inc.
140	4.00%, 10/18/2018	141
	Delta Air Lines, Inc., Term Loan
322	4.25%, 04/20/2017	326
	United Airlines, Inc.
185	4.00%, 04/01/2019	187
		781
	Apparel Manufacturing - 0.2%
	J. Crew Group, Inc.
247	4.00%, 03/07/2018	250

	Arts, Entertainment and Recreation - 1.6%
	Affinity Gaming LLC
226	5.50%, 11/09/2017	230
	Golden Nugget, Inc.
273	3.20%, 06/22/2014 Þ	263
	Golden Nugget, Inc., Delayed Draw
152	3.20%, 06/22/2014 Þ	147
	Kabel Deutschland Holding AG
250	3.25%, 02/01/2019	251
	MGM Resorts International
165	4.25%, 12/20/2019	167
	ROC Finance LLC
110	8.28%, 08/19/2017	113
	Rock Ohio Caesars LLC
25	8.28%, 08/19/2017 ☼Б	26
	Salem Communications Corp.
210	4.50%, 03/13/2020	213
	Sinclair Television Group, Inc.
105	3.00%, 10/28/2016	105
	Station Casinos LLC
500	5.00%, 03/02/2020	506
	Town Sports International LLC
235	5.75%, 04/27/2018	240
	Tribune Co.
224	4.00%, 12/31/2019	227
		2,488
	Chemical Manufacturing - 0.8%
	Cytec Industries, Inc.
39	09/20/2019 ◊	40
	Huntsman International LLC, Extended Term Loan B
135	2.74%, 04/19/2017	136
	Ineos US Finance LLC
216	6.50%, 05/04/2018	219
	Monarch, Inc.
76	09/12/2019 ◊	76
	Pinnacle Operating Corp.
280	04/29/2020 ◊☼	281
174	6.75%, 11/15/2018	176
	PQ Corp.
204	4.50%, 08/07/2017	207
	Tronox Pigments Holland
175	02/08/2018 ◊☼	177
		1,312
	Computer and Electronic Product Manufacturing - 1.0%
	CDW LLC
105	04/30/2020 ◊☼	105
485	4.00%, 07/15/2017 ☼	485
	Ceridian Corp.
249	5.95%, 05/09/2017	253
	Freescale Semiconductor, Inc.
500	5.00%, 03/01/2020	507
	NXP Semiconductors N.V.
190	4.75%, 01/10/2020	194
		1,544
	Construction - 0.1%
	Aluma Systems, Inc.
30	10/23/2018 ◊	30
	Brand Energy & Infrastructure Services, Inc.
124	6.25%, 10/23/2018	126
		156
	Electrical Equipment, Appliance Manufacturing - 0.2%
	WESCO Distribution, Inc.
399	4.50%, 12/12/2019	403

	Finance and Insurance - 1.9%
	Asurion LLC
249	4.50%, 05/24/2019	252
	Capital Automotvie L.P.
278	4.25%, 04/05/2019 ☼	280
	Chrysler Group LLC
253	6.00%, 05/24/2017	256
	Cooper Gay Swett & Crawford Ltd.
100	04/05/2020 ◊☼	101
	Evertec LLC
110	04/11/2020 ◊☼	110
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
831	4.20%, 11/29/2013	815
	Nuveen Investments, Inc.
870	4.20%, 05/13/2017 ☼	880
	Walter Investment Management
234	5.75%, 11/28/2017	238
		2,932
	Food Manufacturing - 0.6%
	Dole Food Co., Inc.
200	04/25/2020 ◊☼	201
100	10.50%, 12/07/2018	101
	H. J. Heinz Co.
675	03/27/2020 ◊☼	681
		983
	Food Services - 0.5%
	Dunkin' Brands, Inc.
245	3.75%, 02/14/2020	247
	OSI Restaurant Partners, Inc.
519	3.50%, 10/23/2019	522
		769
	Furniture and Related Product Manufacturing - 0.2%
	Tempur-Pedic International, Inc.
185	5.00%, 03/18/2020	188

The accompanying notes are an integral part of these financial statements.

13

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 22.1% - (continued)
	Furniture and Related Product Manufacturing - 0.2% - (continued)
	Wilsonart International Holding LLC
$140	4.00%, 10/31/2019	$140
		328
	Health Care and Social Assistance - 1.6%
	Alkermes, Inc.
100	3.50%, 09/25/2019	100
	American Renal Holdings, Inc.
105	8.50%, 02/14/2020	106
	Bausch & Lomb, Inc.
353	5.25%, 05/17/2019	357
	Catalent Pharma Solutions, Inc.
124	4.25%, 09/15/2017	125
	DaVita, Inc.
150	4.00%, 11/01/2019	151
	HCA, Inc.
165	2.95%, 05/01/2018 ☼	165
	HCA, Inc., Tranche B-3 Term Loan
500	2.95%, 05/01/2018	500
	Health Management Associates, Inc.
145	3.50%, 11/16/2018	146
	Jazz Pharmaceuticals, Inc.
96	5.25%, 06/12/2018	98
	Kinetic Concepts, Inc.
99	5.50%, 05/04/2018	101
	Sheridan Healthcare, Inc.
124	4.50%, 06/29/2018	126
	Truven Health Analytics, Inc.
99	4.50%, 06/06/2019	100
	US Renal Care, Inc.
199	6.25%, 07/03/2019	201
135	10.25%, 01/03/2020	137
	Warner Chilcott Corp., Term Loan B-1
57	4.25%, 03/15/2018	58
	Warner Chilcott Corp., Term Loan B-2
20	4.25%, 03/15/2018	21
	Warner Chilcott Corp., Term Loan B-3
45	4.25%, 03/15/2018	46
	Warner Chilcott plc
25	4.25%, 03/15/2018	25
		2,563
	Information - 3.6%
	Charter Communications Operating LLC
250	04/10/2020 ◊☼	249
	Crown Castle International Corp.
99	3.25%, 01/31/2019	100
	Epicor Software Corp.
247	4.50%, 05/16/2018	251
	First Data Corp., Extended 1st Lien Term Loan
750	4.20%, 03/23/2018	747
	Intelsat Jackson Holdings S.A.
198	4.50%, 04/02/2018	201
	Kronos, Inc.
454	4.50%, 10/30/2019	459
130	9.75%, 04/30/2020	137
	Lawson Software, Inc.
224	5.25%, 04/05/2018	227
	Leap Wireless International, Inc.
280	4.75%, 03/01/2020	281
	Level 3 Financing, Inc.
320	5.25%, 08/01/2019	324
	MetroPCS Wireless, Inc., Term Loan B3
222	4.88%, 03/17/2018	223
	MISYS plc
294	7.25%, 12/12/2018	298
	MModal, Inc.
174	6.75%, 08/16/2019	170
	Novell, Inc.
297	7.25%, 11/22/2017	300
	Sorenson Communications, Inc.
290	9.50%, 10/31/2014	295
	UPC Financing Partnership
145	06/10/2021 ◊☼	145
	Verint Systems, Inc.
315	4.00%, 09/06/2019	317
	Virgin Media Finance plc
250	02/15/2020 ◊☼	250
	Warner Music Group Corp.
99	8.28%, 11/01/2018	100
	Web.com Group, Inc.
237	4.50%, 10/27/2017	239
	West Corp.
286	4.25%, 06/30/2018	291
		5,604
	Media - 0.1%
	Univision Communications, Inc.
200	4.75%, 03/01/2020	202

	Mining - 0.6%
	American Rock Salt Co. LLC
247	5.50%, 04/25/2017	248
	Arch Coal, Inc.
382	5.75%, 05/16/2018	387
	Fortescue Metals Group Ltd.
303	5.25%, 10/18/2017	309
		944
	Miscellaneous Manufacturing - 0.6%
	DigitalGlobe, Inc.
325	3.75%, 01/31/2020	328
	Doncasters plc
160	5.50%, 04/05/2020	161
	Reynolds Group Holdings, Inc.
328	4.75%, 09/28/2018	334
	Sequa Automotive Group
100	6.25%, 11/15/2018	101
		924
	Motor Vehicle and Parts Manufacturing - 0.4%
	Allison Transmission, Inc.
124	4.25%, 08/23/2019	126
	Federal Mogul Corp., Tranche B Term Loan
82	2.14%, 12/29/2014	78
	Federal Mogul Corp., Tranche C Term Loan
42	2.14%, 12/28/2015	40
	Navistar, Inc.
81	5.75%, 08/17/2017	82

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 22.1% - (continued)
	Motor Vehicle and Parts Manufacturing - 0.4% - (continued)
	SRAM LLC
$228	4.00%, 06/07/2018	$230
	Tower International, Inc.
105	04/16/2020 ◊☼	106
		662
	Other Services - 0.1%
	Alliance Laundry Systems LLC
109	4.50%, 12/10/2018	110

	Petroleum and Coal Products Manufacturing - 0.4%
	Dynegy Power LLC
307	08/05/2016 - 04/16/2020 ◊☼	307
	Dynegy, Inc.
38	04/15/2020 ◊☼	38
	Ruby Western Pipeline Holdings LLC
190	3.50%, 03/31/2020	192
	Samson Investment Co.
100	6.00%, 09/25/2018	101
		638
	Pipeline Transportation - 0.6%
	EMG Utica LLC
130	4.75%, 03/07/2020	130
	EP Energy LLC
380	4.50%, 04/30/2019	384
	NGPL Pipeco LLC
310	6.75%, 09/15/2017	314
	Philadelphia Energy Solutions LLC
100	04/03/2018 ◊☼	102
		930
	Plastics and Rubber Products Manufacturing - 0.5%
	Consolidated Container Co.
284	5.00%, 07/03/2019	287
	Goodyear (The) Tire & Rubber Co.
250	4.75%, 04/30/2019	252
	Tricorbraun, Inc.
189	5.50%, 05/03/2018	189
		728
	Primary Metal Manufacturing - 0.5%
	Novelis, Inc.
711	3.75%, 03/10/2017	723
	WireCo WorldGroup, Inc.
144	6.00%, 02/15/2017	146
		869
	Professional, Scientific and Technical Services - 0.8%
	Advantage Sales & Marketing, Inc.
123	8.25%, 06/17/2018	123
	AlixPartners LLP
199	4.50%, 06/30/2019	201
105	10.75%, 12/27/2019	108
	Getty Images, Inc.
130	4.75%, 10/18/2019	131
	MoneyGram International, Inc.
445	4.25%, 03/27/2020	448
	Paradigm Ltd., Term Loan B1
224	4.75%, 07/30/2019	226
	Paradigm Ltd., Term Loan B2
106	10.50%, 07/30/2020	108
		1,345
	Real Estate, Rental and Leasing - 0.3%
	Fly Leasing Ltd.
258	5.75%, 08/08/2018	262
	Realogy Corp., Extended 1st Lien Term Loan B
139	4.01%, 03/05/2020	141
	Realogy Corp., Extended Credit Linked Deposit
9	4.49%, 10/10/2016	9
		412
	Retail Trade - 2.5%
	Armstrong World Industries, Inc.
560	3.50%, 02/26/2020	563
	August LUXUK Holding Co.
56	6.25%, 04/27/2018	57
57	10.50%, 04/26/2019	57
	August U.S. Holding Co., Inc.
43	6.25%, 04/27/2018	43
44	10.50%, 04/26/2019	44
	BJ's Wholesale Club, Inc.
119	4.25%, 09/26/2019	120
	EB Sports Corp.
1,439	11.50%, 12/31/2015 Þ	1,425
	FleetPride, Inc.
160	5.25%, 11/19/2019	159
	KAR Auction Services, Inc.
118	3.75%, 05/19/2017	120
	Michaels Stores, Inc.
115	3.75%, 01/28/2020	116
	Neiman (The) Marcus Group, Inc.
300	4.00%, 05/16/2018	302
	Party City Holdings, Inc.
194	4.25%, 07/27/2019	195
	Sprouts Farmers Markets Holdings LLC
100	04/12/2020 ◊☼	100
	TI Automotive Ltd.
115	5.50%, 03/14/2019	117
	Weight Watchers International, Inc.
535	3.75%, 04/02/2020	533
		3,951
	Truck Transportation - 0.2%
	Nexeo Solutions LLC
209	5.00%, 09/09/2017	210
	Swift Transportation Co., Inc.
143	4.00%, 12/21/2017	146
		356
	Utilities - 0.5%
	Calpine Corp.
105	4.00%, 10/09/2019	107
	Energy Transfer Equity L.P.
113	3.75%, 03/24/2017	113
	LSP Madison Funding LLC
114	5.50%, 06/28/2019	115
	Star West Generation LLC
320	5.00%, 03/13/2020	326

The accompanying notes are an integral part of these financial statements.

15

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 22.1% - (continued)
	Utilities - 0.5% - (continued)
	Texas Competitive Electric Holdings Co. LLC
$200	4.73%, 10/10/2017	$147
		808
	Total senior floating rate interests
	(cost $34,301)	$34,790

U.S. GOVERNMENT AGENCIES - 50.1%
	FHLMC - 16.6%
$471	0.48%, 01/15/2039 ►	$73
4,700	3.50%, 05/15/2043 ☼	4,996
6,300	4.00%, 05/15/2043 ☼	6,726
2,400	4.50%, 05/15/2043 ☼	2,570
1,454	4.77%, 05/15/2037 ►	252
2,600	5.00%, 05/15/2043 ☼	2,791
6,445	5.50%, 10/01/2036 - 01/01/2039 ‡	6,960
1,600	6.00%, 05/15/2040 ☼	1,741
		26,109

	FNMA - 8.2%
596	2.14%, 11/01/2022 ‡	601
446	2.15%, 10/01/2022 ‡	451
204	2.20%, 12/01/2022 ‡	206
119	2.28%, 11/01/2022 ‡	121
104	2.34%, 11/01/2022 ‡	107
91	2.40%, 10/01/2022 ‡	93
79	2.42%, 11/01/2022 ‡	81
85	2.47%, 11/01/2022 ‡	87
1,500	2.50%, 05/12/2028 ☼	1,568
502	2.72%, 06/25/2042 ►	83
800	3.50%, 05/15/2028 ☼	850
2,722	4.00%, 05/15/2028 - 01/01/2042 ‡☼	2,911
3,500	5.00%, 05/15/2043 ☼	3,789
900	5.50%, 05/15/2043	979
953	5.70%, 07/25/2040 ►	180
841	6.00%, 09/01/2039 - 05/15/2043 ‡☼	919
		13,026
	GNMA - 25.3%
6,600	3.00%, 05/15/2043 ☼	7,023
14,050	3.50%, 05/15/2043 ☼	15,294
6,433	4.00%, 01/15/2041 - 05/15/2043 ‡☼	7,043
4,900	4.50%, 05/15/2043 ☼	5,358
1,300	5.00%, 05/15/2043 ☼	1,421
2,866	6.00%, 08/15/2032 - 12/15/2040 ‡	3,241
100	6.00%, 04/15/2043	113
301	6.50%, 11/15/2038 ‡	343
		39,836
	Total U.S. government agencies
	(cost $78,786)	$78,971

U.S. GOVERNMENT SECURITIES - 33.3%
	U.S. Treasury Securities - 33.3%
	U.S. Treasury Bonds - 5.1%
$2,100	3.13%, 11/15/2041 - 02/15/2042 ‡	$2,208
125	3.50%, 02/15/2039 ‡	141
50	4.38%, 05/15/2040 ‡	65
3,655	5.38%, 02/15/2031 ‡	5,223
175	6.25%, 08/15/2023 ‡	251
		7,888
	U.S. Treasury Notes - 28.2%
1,775	0.13%, 04/15/2016 - 07/15/2022 ◄‡	1,953
550	0.50%, 04/15/2015 ◄‡	610
300	0.63%, 07/15/2021 ◄‡	353
200	0.75%, 10/31/2017 ‡	202
2,225	0.88%, 01/31/2018 ‡	2,250
300	1.13%, 01/15/2021 ◄‡	374
700	1.25%, 04/15/2014 - 07/15/2020 ◄‡	820
300	1.38%, 07/15/2018 - 01/15/2020 ◄‡	378
600	1.63%, 01/15/2015 - 01/15/2018 ◄‡	766
125	1.63%, 11/15/2022 ‡	125
375	1.88%, 07/15/2015 - 07/15/2019 ◄‡	486
6,205	2.00%, 11/15/2021 - 02/15/2022 ‡	6,486
700	2.00%, 01/15/2014 - 01/15/2016 ◄‡	898
125	2.13%, 01/15/2019 ◄‡	163
225	2.38%, 01/15/2017 ◄‡	298
225	2.50%, 07/15/2016 ◄‡	295
14,420	2.50%, 04/30/2015 ‡	15,072
200	2.63%, 07/15/2017 ◄‡	266
11,130	3.25%, 03/31/2017 □	12,334
175	3.50%, 02/15/2018 ‡	199
175	4.25%, 11/15/2017 ‡	204
		44,532
		52,420
	Total U.S. government securities
	(cost $51,622)	$52,420

PREFERRED STOCKS - 0.0%
	Diversified Financials - 0.0%
2	Citigroup Capital XIII	$50
2	GMAC Capital Trust I ۞	59
		109
	Total preferred stocks
	(cost $103)	$109

	Total long-term investments
	(cost $214,849)	$219,320

SHORT-TERM INVESTMENTS - 3.4%
Repurchase Agreements - 3.4%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $210, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $214)
$210	0.17%, 4/30/2013	$210
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $571, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015
- 2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$583)
571	0.15%, 4/30/2013	571

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 3.4% - (continued)
Repurchase Agreements - 3.4% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,100, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $1,122)
$1,100	0.15%, 4/30/2013		$1,100
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,528, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $1,559)
1,528	0.14%, 4/30/2013		1,528
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $275, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $280)
275	0.17%, 4/30/2013		275
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $931, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $950)
931	0.14%, 4/30/2013		931
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $655, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $668)
655	0.17%, 4/30/2013		655
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $12, collateralized by U.S. Treasury Note 3.88%, 2018, value of $12)
12	0.13%, 4/30/2013		12
			5,282
	Total short-term investments
	(cost $5,282)		$5,282

	Total investments
	(cost $220,131) ▲	142.5%	$224,602
	Other assets and liabilities	(42.5)%	(67,038)
	Total net assets	100.0%	$157,564

The accompanying notes are an integral part of these financial statements.

17

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $220,699 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,910
Unrealized Depreciation	(1,007)
Net Unrealized Appreciation	$3,903

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $1,475 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $1,843, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

Þ	This security may pay interest in additional principal instead of cash.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2013.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $9,759, which represents 6.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $968, which represents 0.6% of total net assets.

۞	Convertible security.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $63,391 at April 30, 2013.

Б	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2013, the aggregate value of the unfunded commitment was $1,005, which represents 0.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

18

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at April 30, 2013 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro BUXL 30-Year Bond Future	3	06/06/2013	$539	$548	$9
U.S. Treasury 5-Year Note Future	91	06/28/2013	11,278	11,342	64
U.S. Treasury CME Ultra Long Term Bond Future	64	06/19/2013	10,223	10,518	295
					$368
Short position contracts:
Euro-BOBL Future	12	06/06/2013	$2,002	$2,003	$(1)
Euro-BUND Future	16	06/06/2013	3,035	3,089	(54)
Japan 10-Year Bond Future	8	06/11/2013	11,875	11,861	14
U.S. Treasury 10-Year Note Future	78	06/19/2013	10,403	10,402	1
U.S. Treasury 2-Year Note Future	4	06/28/2013	881	882	(1)
U.S. Treasury 30-Year Bond Future	20	06/19/2013	2,898	2,967	(69)
					$(110)
					$258

* The number of contracts does not omit 000's.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Buy	08/02/2013	GSC	$586	$586	$–
CAD	Buy	05/22/2013	CSFB	21	21	–
CAD	Sell	05/22/2013	BCLY	20	20	–
CAD	Sell	05/02/2013	CSFB	21	21	–
EUR	Sell	05/01/2013	JPM	6	6	–
EUR	Sell	06/19/2013	JPM	358	364	(6)
JPY	Sell	05/01/2013	JPM	10	10	–
NGN	Buy	11/25/2013	CBK	1,391	1,453	62
NOK	Buy	05/31/2013	MSC	2,335	2,388	53
PEN	Buy	05/09/2013	BOA	1,001	1,002	1
PEN	Buy	05/09/2013	CBK	994	1,002	8
PEN	Sell	05/09/2013	CBK	2,005	2,004	1
SEK	Sell	05/31/2013	UBS	2,356	2,403	(47)
						$72

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AAA.06	BCLY	$223	(0.18)%	07/25/45	$20	$3	$(17)
ABX.HE.AAA.06	BOA	389	(0.18)%	07/25/45	21	6	(15)
ABX.HE.AAA.06	GSC	867	(0.18)%	07/25/45	77	14	(63)
ABX.HE.AAA.06	MSC	991	(0.18)%	07/25/45	58	16	(42)
ABX.HE.AAA.06-1	MSC	248	(0.18)%	07/25/45	5	4	(1)
ABX.HE.PENAAA.06	BCLY	80	(0.11)%	05/25/46	22	13	(9)
ABX.HE.PENAAA.06	GSC	256	(0.11)%	05/25/46	64	43	(21)
ABX.HE.PENAAA.06	JPM	269	(0.11)%	05/25/46	70	45	(25)

The accompanying notes are an integral part of these financial statements.

19

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
ABX.HE.PENAAA.06	MSC		$277	(0.11)%	05/25/46	$61	$47	$(14)
ABX.HE.PENAAA.06-2	JPM		61	(0.11)%	05/25/46	11	10	(1)
ABX.HE.PENAAA.07	BCLY		438	(0.09)%	08/25/37	187	144	(43)
ABX.HE.PENAAA.07-1	JPM		80	(0.09)%	08/25/37	27	26	(1)
CDX.NA.HY.19	BCLY		145	(5.00)%	12/20/17	1	(10)	(11)
CDX.NA.HY.19	CSI		4,575	(5.00)%	12/20/17	22	(324)	(346)
CDX.NA.HY.19	JPM		10,660	(5.00)%	12/20/17	(179)	(756)	(577)
CDX.NA.HY.20	BCLY		825	(5.00)%	06/20/18	(39)	(51)	(12)
CDX.NA.HY.20	GSC		4,055	(5.00)%	06/20/18	(148)	(249)	(101)
CDX.NA.HY.20	JPM		2,925	(5.00)%	06/20/18	(128)	(179)	(51)
CDX.NA.HY.20	MSC		1,420	(5.00)%	06/20/18	(58)	(87)	(29)
CMBX.NA.A.1	DEUT		290	(0.35)%	10/12/52	135	111	(24)
CMBX.NA.A.1	GSC		135	(0.35)%	10/12/52	61	51	(10)
CMBX.NA.A.1	MSC		290	(0.35)%	10/12/52	120	110	(10)
CMBX.NA.AA.1	CSI		320	(0.25)%	10/12/52	73	57	(16)
CMBX.NA.AA.1	DEUT		360	(0.25)%	10/12/52	76	64	(12)
CMBX.NA.AA.1	JPM		480	(0.25)%	10/12/52	95	85	(10)
CMBX.NA.AA.1	UBS		655	(0.25)%	10/12/52	142	117	(25)
CMBX.NA.AA.2	BOA		425	(0.15)%	03/15/49	162	142	(20)
CMBX.NA.AA.2	JPM		290	(0.15)%	03/15/49	110	97	(13)
CMBX.NA.AJ.1	DEUT		75	(0.84)%	10/12/52	5	4	(1)
CMBX.NA.AJ.1	JPM		145	(0.84)%	10/12/52	10	8	(2)
CMBX.NA.AJ.1	MSC		140	(0.84)%	10/12/52	10	8	(2)
CMBX.NA.AJ.4	MSC		335	(0.96)%	02/17/51	120	89	(31)
CMBX.NA.AM.2	CSI		425	(0.50)%	03/15/49	26	17	(9)
CMBX.NA.AM.2	DEUT		425	(0.50)%	03/15/49	25	17	(8)
CMBX.NA.AM.2	MSC		575	(0.50)%	03/15/49	28	22	(6)
CMBX.NA.AM.3	CSI		400	(0.50)%	12/13/49	40	29	(11)
CMBX.NA.AM.3	MSC		270	(0.50)%	12/13/49	24	19	(5)
CMBX.NA.AM.4	GSC		500	(0.50)%	02/17/51	78	41	(37)
CMBX.NA.AM.4	MSC		170	(0.50)%	02/17/51	17	14	(3)
ITRX.EUR.19	GSC	EUR	6,260	(1.00)%	06/20/23	413	301	(112)
ITRX.XOV.19	DEUT	EUR	185	(5.00)%	06/20/18	(6)	(11)	(5)
ITRX.XOV.19	GSC	EUR	445	(5.00)%	06/20/18	(2)	(26)	(24)
ITRX.XOV.19	MSC	EUR	2,150	(5.00)%	06/20/18	(50)	(127)	(77)
Total						$1,806	$(46)	$(1,852)
Sell protection:
ABX.HE.AAA.06	CSI		$120	0.11%	05/25/46	$(40)	$(32)	$8
ABX.HE.AAA.06	JPM		120	0.11%	05/25/46	(39)	(32)	7
ABX.HE.AAA.06-2	JPM		162	0.11%	05/25/46	(48)	(43)	5
CDX.EM.19	DEUT		2,330	5.00%	06/20/18	298	299	1
CDX.EM.19	DEUT		5,160	5.00%	06/20/18	678	662	(16)
CDX.EM.19	GSC		880	5.00%	06/20/18	118	113	(5)
CDX.NA.HY.20	GSC		4,835	1.00%	06/20/18	27	59	32
CDX.NA.IG.19	GSC		6,200	1.00%	12/20/17	3	96	93
CMBX.NA.AA.4	MSC		1,000	1.65%	02/17/51	(648)	(607)	41
CMBX.NA.AAA.3	JPM		575	0.08%	12/13/49	(27)	(12)	15
CMBX.NA.AAA.5	MSC		569	0.35%	02/15/51	(37)	(14)	23
CMBX.NA.AAA.6	BOA		245	0.50%	05/11/63	(8)	(6)	2
CMBX.NA.AAA.6	CSI		180	0.50%	05/11/63	(6)	(4)	2
CMBX.NA.AAA.6	JPM		975	0.50%	05/11/63	(32)	(24)	8
CMBX.NA.AAA.6	UBS		840	0.50%	05/11/63	(23)	(21)	2
CMBX.NA.AAA.6	UBS		595	0.50%	05/11/63	(14)	(15)	(1)
CMBX.NA.AJ.3	CSI		335	1.47%	12/13/49	(105)	(86)	19
CMBX.NA.AJ.3	MSC		835	1.47%	12/13/49	(278)	(215)	63

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at April 30, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.6	CSI		$325	5.00%	05/11/63	$(1)	$(7)	$(6)
CMBX.NA.BB.6	CSI		50	5.00%	05/11/63	(2)	(1)	1
CMBX.NA.BB.6	GSC		90	5.00%	05/11/63	(4)	(2)	2
CMBX.NA.BB.6	JPM		15	5.00%	05/11/63	1	–	(1)
CMBX.NA.BB.6	MSC		80	5.00%	05/11/63	2	(2)	(4)
CMBX.NA.BB.6	MSC		700	5.00%	05/11/63	(45)	(15)	30
CMBX.NA.BB.6	UBS		80	5.00%	05/11/63	(4)	(2)	2
CMBX.NA.BB.6	UBS		265	5.00%	05/11/63	3	(6)	(9)
CMBX.NA.BBB-.6	CSI		120	3.00%	05/11/63	(7)	(2)	5
CMBX.NA.BBB-.6	MSC		90	3.00%	05/11/63	(5)	(1)	4
ITRX.EUR.19	GSC	EUR	6,345	1.00%	06/20/18	(60)	6	66
PrimeX.ARM.1	MSC		237	4.42%	06/25/36	13	25	12
PrimeX.ARM.2	MSC		847	4.58%	12/25/37	(28)	30	58
Total						$(318)	$141	$459
Total traded indices						$1,488	$95	$(1,393)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	CSI		$945	1.00% / 1.08%	12/20/17	$(21)	$(4)	$17
Bank of America Corp.	GSC		2,200	1.00% / 1.03%	09/20/17	(153)	(2)	151
Citigroup, Inc.	GSC		2,350	1.00% / 0.88%	09/20/17	(152)	13	165
Citigroup, Inc.	GSC		785	1.00% / 0.93%	12/20/17	(15)	2	17
Goldman Sachs Group, Inc.	CSI		495	1.00% / 1.10%	12/20/17	(15)	(2)	13
Goldman Sachs Group, Inc.	UBS		1,100	1.00% / 1.04%	09/20/17	(81)	(2)	79
Morgan Stanley	BCLY		1,100	1.00% / 1.21%	09/20/17	(123)	(10)	113
Morgan Stanley	GSC		520	1.00% / 1.27%	12/20/17	(26)	(6)	20
Total						$(586)	$(11)	$575
						$902	$84	$(818)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	3M CAD BA CDOR	1.59% Fixed	CAD	3,525	04/29/18	$–	$4	$4
GSC	0.91% Fixed	6M LIBOR GBP	GBP	2,350	04/29/18	–	2	2
GSC	1.73% Fixed	6M EURIBOR	EUR	2,700	01/09/23	–	(95)	(95)
JPM	2.00% Fixed	3M LIBOR		1,600	03/20/23	(9)	(25)	(16)
JPM	3M STIBOR	2.16% Fixed	SEK	22,500	01/09/23	–	35	35
						$(9)	$(79)	$(70)

* Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Unconstrained Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Spreadlock Swap Contracts Outstanding at April 30, 2013

Counterparty	Strike	Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	0.80%*	15,000	09/20/13	–	(3)	(3)

*	This is a spreadlock swap between the 10-Year constant maturity swap curve ("CMS") and the yield to maturity on a 30-Year FNMA. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is greater than 0.80%, the Fund will receive money from the counterparty based on this differential. If the yield to maturity on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.80%, the Fund will pay the counterparty.

Securities Sold Short Outstanding at April 30, 2013

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC TBA, 5.50%	$4,800	05/15/2043	$5,182	$18
FNMA TBA, 3.00%	9,200	05/15/2043	9,623	(52)
FNMA TBA, 5.50%	1,400	05/15/2043	1,522	3
GNMA TBA, 3.00%	3,800	05/15/2042	4,038	(39)
GNMA TBA, 4.00%	3,400	05/15/2043	3,722	8
			$24,087	$(62)

At April 30, 2013, the aggregate value of these securities represents 15.3% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish New Zloty
SEK	Swedish Krona
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Other Abbreviations:
CAD BA CDOR	Canadian Bankers Acceptance Dealer Offered Rate
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
STIBOR	Stockholm Interbank Offer Rate

The accompanying notes are an integral part of these financial statements.

22

The Hartford Unconstrained Bond Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$31,923	$–	$27,227	$4,696
Corporate Bonds	14,447	–	14,447	–
Foreign Government Obligations	6,068	268	5,800	–
Municipal Bonds	592	–	592	–
Preferred Stocks	109	109	–	–
Senior Floating Rate Interests	34,790	–	34,790	–
U.S. Government Agencies	78,971	–	78,971	–
U.S. Government Securities	52,420	–	52,420	–
Short-Term Investments	5,282	–	5,282	–
Total	$224,602	$377	$219,529	$4,696
Credit Default Swaps *	1,076	–	1,076	–
Foreign Currency Contracts *	125	–	125	–
Futures *	383	383	–	–
Interest Rate Swaps *	41	–	41	–
Total	$1,625	$383	$1,242	$–
Liabilities:
Securities Sold Short	$24,087	$–	$24,087	$–
Total	$24,087	$–	$24,087	$–
Credit Default Swaps *	1,894	–	1,894	–
Foreign Currency Contracts *	53	–	53	–
Futures *	125	125	–	–
Interest Rate Swaps *	111	–	111	–
Spreadlock Swaps *	3	–	3	–
Total	$2,186	$125	$2,061	$–

♦	For the six-month period ended April 30, 2013, investments valued at $549 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$3,701	$443	$502	†	$181	$2,706	$(2,486)	$—	$(351)	$4,696
U.S. Government Agencies	1,703	—	—		—	—	—	—	(1,703)	—
Total	$5,404	$443	$502		$181	$2,706	$(2,486)	$—	$(2,054)	$4,696

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $532.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Unconstrained Bond Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $220,131)	$224,602
Cash	308
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	125
Unrealized appreciation on swap contracts	1,117
Receivables:
Investment securities sold	50,083
Fund shares sold	241
Dividends and interest	812
Variation margin	28
Swap premiums paid	3,559
Other assets	80
Total assets	280,956
Liabilities:
Unrealized depreciation on foreign currency contracts	53
Unrealized depreciation on swap contracts	2,008
Securities sold short, at market value (proceeds $24,025)	24,087
Payables:
Investment securities purchased	92,547
Fund shares redeemed	433
Investment management fees	14
Dividends	15
Administrative fees	—
Distribution fees	10
Collateral received from broker	1,475
Variation margin	32
Accrued expenses	50
Swap premiums received	2,666
Other liabilities	2
Total liabilities	123,392
Net assets	$157,564
Summary of Net Assets:
Capital stock and paid-in-capital	$167,627
Distributions in excess of net investment loss	(298)
Accumulated net realized loss	(13,613)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,848
Net assets	$157,564

The accompanying notes are an integral part of these financial statements.

24

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.59/$11.09
Shares outstanding	10,231
Net assets	$108,376
Class B: Net asset value per share	$10.59
Shares outstanding	424
Net assets	$4,495
Class C: Net asset value per share	$10.62
Shares outstanding	2,654
Net assets	$28,179
Class I: Net asset value per share	$10.60
Shares outstanding	176
Net assets	$1,860
Class R3: Net asset value per share	$10.58
Shares outstanding	17
Net assets	$184
Class R4: Net asset value per share	$10.58
Shares outstanding	14
Net assets	$148
Class R5: Net asset value per share	$10.58
Shares outstanding	15
Net assets	$162
Class Y: Net asset value per share	$10.56
Shares outstanding	1,341
Net assets	$14,160

The accompanying notes are an integral part of these financial statements.

25

The Hartford Unconstrained Bond Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5
Interest	2,466
Less: Foreign tax withheld	—
Total investment income	2,471

Expenses:
Investment management fees	423
Administrative services fees
Class R3	—
Class R4	—
Class R5	—
Transfer agent fees
Class A	96
Class B	7
Class C	16
Class I	1
Class R3	—
Class R5	—
Class Y	—
Distribution fees
Class A	140
Class B	24
Class C	145
Class R3	—
Class R4	—
Custodian fees	8
Accounting services fees	16
Registration and filing fees	54
Board of Directors' fees	4
Audit fees	7
Other expenses	23
Total expenses (before waivers)	964
Expense waivers	(86)
Total waivers	(86)
Total expenses, net	878
Net Investment Income	1,593
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	884
Net realized gain on purchased options	588
Net realized loss on securities sold short	(40)
Net realized loss on futures	(224)
Net realized gain on written options	725
Net realized loss on swap contracts	(2,204)
Net realized loss on foreign currency contracts	(14)
Net realized gain on other foreign currency transactions	13
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(272)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,494
Net unrealized depreciation of securities sold short	(188)
Net unrealized appreciation of futures	180
Net unrealized depreciation of written options	(84)
Net unrealized depreciation of swap contracts	(479)
Net unrealized appreciation of foreign currency contracts	47
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,970
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	1,698
Net Increase in Net Assets Resulting from Operations	$3,291

The accompanying notes are an integral part of these financial statements.

26

The Hartford Unconstrained Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$1,593	$7,800
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(272)	12,124
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,970	(2,214)
Net Increase in Net Assets Resulting from Operations	3,291	17,710
Distributions to Shareholders:
From net investment income
Class A	(1,572)	(4,914)
Class B	(50)	(196)
Class C	(297)	(846)
Class I	(27)	(6)
Class R3	(2)	(4)
Class R4	(2)	(4)
Class R5	(2)	(4)
Class Y	(92)	(2,212)
Total distributions	(2,044)	(8,186)
Capital Share Transactions:
Class A	(12,881)	(12,141)
Class B	(729)	(2,415)
Class C	(1,769)	1,425
Class I	721	1,125
Class R3	42	34
Class R4	36	4
Class R5	50	4
Class Y	13,919	(104,107)
Net decrease from capital share transactions	(611)	(116,071)
Net Increase (Decrease) in Net Assets	636	(106,547)
Net Assets:
Beginning of period	156,928	263,475
End of period	$157,564	$156,928
Undistributed (distribution in excess of) net investment income (loss)	$(298)	$153

The accompanying notes are an integral part of these financial statements.

27

The Hartford Unconstrained Bond Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Unconstrained Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

28

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

29

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

30

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at April 30, 2013
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	4/11/2013	$232
Discounted cash flow	Internal rate of return	0.8% - 50.4% (3.5%)	4,464
	Life expectancy (in months)	2 - 407 (31)
Total			$4,696

(1) Significant increases and decreases in these inputs may result in a significant change to fair value.

(2) Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

31

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase

32

certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any

33

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange.

34

Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the  Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. As of April 30, 2013 the Fund had no outstanding purchased options or written options contracts. Transactions involving written options contracts during the six-month period ended April 30, 2013, are summarized below:

35

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Options Contract Activity During the Six-Month Period Ended April 30, 2013:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	36,520,000	$210
Written	49,240,448	303
Expired	(85,760,000)	(451)
Closed	(448)	(62)
Exercised	—	—
End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	36,520,000	$191
Written	49,241,464	360
Expired	(85,760,000)	(394)
Closed	(1,464)	(157)
Exercised	—	—
End of Period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

36

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swaps as of April 30, 2013.

37

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$125	$—	$—	$—	$—	$125
Unrealized appreciation on swap contracts	41	—	1,076	—	—	—	1,117
Variation margin receivable *	28	—	—	—	—	—	28
Total	$69	$125	$1,076	$—	$—	$—	$1,270

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$53	$—	$—	$—	$—	$53
Unrealized depreciation on swap contracts	114	—	1,894	—	—	—	2,008
Variation margin payable *	32	—	—	—	—	—	32
Total	$146	$53	$1,894	$—	$—	$—	$2,093

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $258 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on purchased options	$503	$85	$—	$—	$—	$—	$588
Net realized loss on futures	(205)	—	—	(19)	—	—	(224)
Net realized gain (loss) on written options	(121)	—	846	—	—	—	725
Net realized loss on swap contracts	(31)	—	(2,173)	—	—	—	(2,204)
Net realized loss on foreign currency contracts	—	(14)	—	—	—	—	(14)
Total	$146	$71	$(1,327)	$(19)	$—	$—	$(1,129)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$180	$—	$—	$—	$—	$—	$180
Net change in unrealized depreciation of written options	—	—	(84)	—	—	—	(84)
Net change in unrealized depreciation of swap contracts	(76)	—	(403)	—	—	—	(479)
Net change in unrealized appreciation of foreign currency contracts	—	47	—	—	—	—	47
Total	$104	$47	$(487)	$—	$—	$—	$(336)

38

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests, and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

39

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$8,199	$13,521

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$190
Accumulated Capital Losses *	(12,695)
Unrealized Appreciation †	1,216
Total Accumulated Deficit	$(11,289)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$370
Accumulated Net Realized Gain (Loss)	(433)
Capital Stock and Paid-in-Capital	63

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

40

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$12,695
Total	$12,695

During the year ended October 31, 2012, the Fund utilized $11,090 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

41

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	0.69%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $45 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class.

42

For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	65%
Class R4	79
Class R5	73
Class Y	1

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$531,615
Sales Proceeds Excluding U.S. Government Obligations	538,319
Cost of Purchases for U.S. Government Obligations	13,628
Sales Proceeds for U.S. Government Obligations	19,671

43

The Hartford Unconstrained Bond Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	696	142	(2,060)	—	(1,222)	3,298	455	(4,896)	—	(1,143)
Amount	$7,309	$1,491	$(21,681)	$—	$(12,881)	$33,926	$4,672	$(50,739)	$—	$(12,141)
Class B
Shares	11	4	(85)	—	(70)	55	16	(306)	—	(235)
Amount	$126	$44	$(899)	$—	$(729)	$558	$167	$(3,140)	$—	$(2,415)
Class C
Shares	402	25	(596)	—	(169)	864	71	(798)	—	137
Amount	$4,251	$266	$(6,286)	$—	$(1,769)	$8,923	$732	$(8,230)	$—	$1,425
Class I
Shares	198	2	(132)	—	68	107	1	—	—	108
Amount	$2,079	$24	$(1,382)	$—	$721	$1,120	$6	$(1)	$—	$1,125
Class R3
Shares	4	—	—	—	4	3	—	—	—	3
Amount	$46	$2	$(6)	$—	$42	$30	$4	$—	$—	$34
Class R4
Shares	3	—	—	—	3	—	1	—	—	1
Amount	$34	$2	$—	$—	$36	$—	$4	$—	$—	$4
Class R5
Shares	4	—	—	—	4	—	1	—	—	1
Amount	$48	$2	$—	$—	$50	$—	$4	$—	$—	$4
Class Y
Shares	1,421	9	(100)	—	1,330	2,035	204	(12,404)	—	(10,165)
Amount	$14,875	$92	$(1,048)	$—	$13,919	$20,740	$2,062	$(126,909)	$—	$(104,107)
Total
Shares	2,739	182	(2,973)	—	(52)	6,362	749	(18,404)	—	(11,293)
Amount	$28,768	$1,923	$(31,302)	$—	$(611)	$65,297	$7,651	$(189,019)	$—	$(116,071)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	11	$111
For the Year Ended October 31, 2012	50	$514

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

44

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

45

The Hartford Uncontrained Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (D)
A	$10.51	$0.12	$0.11	$0.23	$(0.15)	$–	$–	$(0.15)	$10.59
B	10.51	0.08	0.11	0.19	(0.11)	–	–	(0.11)	10.59
C	10.53	0.08	0.12	0.20	(0.11)	–	–	(0.11)	10.62
I	10.51	0.13	0.12	0.25	(0.16)	–	–	(0.16)	10.60
R3	10.50	0.10	0.11	0.21	(0.13)	–	–	(0.13)	10.58
R4	10.50	0.12	0.11	0.23	(0.15)	–	–	(0.15)	10.58
R5	10.50	0.13	0.11	0.24	(0.16)	–	–	(0.16)	10.58
Y	10.48	0.14	0.10	0.24	(0.16)	–	–	(0.16)	10.56

For the Year Ended October 31, 2012 (D)
A	10.06	0.37	0.47	0.84	(0.39)	–	–	(0.39)	10.51
B	10.05	0.30	0.47	0.77	(0.31)	–	–	(0.31)	10.51
C	10.07	0.29	0.48	0.77	(0.31)	–	–	(0.31)	10.53
I(G)	10.30	0.13	0.21	0.34	(0.13)	–	–	(0.13)	10.51
R3	10.04	0.33	0.49	0.82	(0.36)	–	–	(0.36)	10.50
R4	10.04	0.37	0.48	0.85	(0.39)	–	–	(0.39)	10.50
R5	10.04	0.40	0.48	0.88	(0.42)	–	–	(0.42)	10.50
Y	10.04	0.48	0.38	0.86	(0.42)	–	–	(0.42)	10.48

For the Year Ended October 31, 2011
A	9.98	0.46	0.10	0.56	(0.48)	–	–	(0.48)	10.06
B	9.98	0.38	0.09	0.47	(0.40)	–	–	(0.40)	10.05
C	10.00	0.38	0.09	0.47	(0.40)	–	–	(0.40)	10.07
R3(H)	9.89	0.03	0.15	0.18	(0.03)	–	–	(0.03)	10.04
R4(H)	9.89	0.04	0.14	0.18	(0.03)	–	–	(0.03)	10.04
R5(H)	9.89	0.04	0.15	0.19	(0.04)	–	–	(0.04)	10.04
Y	9.97	0.49	0.09	0.58	(0.51)	–	–	(0.51)	10.04

For the Year Ended October 31, 2010
A	9.54	0.37	0.45	0.82	(0.38)	–	–	(0.38)	9.98
B	9.53	0.29	0.47	0.76	(0.31)	–	–	(0.31)	9.98
C	9.55	0.30	0.46	0.76	(0.31)	–	–	(0.31)	10.00
Y	9.52	0.40	0.47	0.87	(0.42)	–	–	(0.42)	9.97

For the Year Ended October 31, 2009
A	8.28	0.48	1.27	1.75	(0.49)	–	–	(0.49)	9.54
B	8.28	0.42	1.26	1.68	(0.43)	–	–	(0.43)	9.53
C	8.30	0.42	1.25	1.67	(0.42)	–	–	(0.42)	9.55
Y	8.27	0.51	1.25	1.76	(0.51)	–	–	(0.51)	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	(1.87)	(1.33)	(0.53)	–	–	(0.53)	8.28
B	10.14	0.47	(1.87)	(1.40)	(0.46)	–	–	(0.46)	8.28
C	10.16	0.47	(1.87)	(1.40)	(0.46)	–	–	(0.46)	8.30
Y	10.12	0.57	(1.86)	(1.29)	(0.56)	–	–	(0.56)	8.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on May 25, 2012.
(H)	Commenced operations on September 30, 2011.

46

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

2.17	%(E)	$108,376	1.12	%(F)	0.99	%(F)	2.21	%(F)	29%
1.78	(E)	4,495	2.00	(F)	1.74	(F)	1.46	(F)	–
1.88	(E)	28,179	1.81	(F)	1.74	(F)	1.46	(F)	–
2.40	(E)	1,860	0.76	(F)	0.74	(F)	2.45	(F)	–
2.02	(E)	184	1.42	(F)	1.29	(F)	1.94	(F)	–
2.17	(E)	148	1.09	(F)	0.99	(F)	2.23	(F)	–
2.33	(E)	162	0.81	(F)	0.69	(F)	2.51	(F)	–
2.33	(E)	14,160	0.70	(F)	0.69	(F)	2.65	(F)	–

8.47		120,395	1.09		0.77		3.59		134
7.77		5,187	1.96		1.53		2.92		–
7.76		29,736	1.79		1.52		2.83		–
3.35	(E)	1,132	0.83	(F)	0.62	(F)	2.93	(F)	–
8.27		141	1.40		1.06		3.20		–
8.60		111	1.07		0.77		3.57		–
8.92		111	0.77		0.47		3.87		–
8.73		115	0.72		0.69		4.70		–

5.71		126,654	1.06		0.95		4.56		207
4.82		7,324	1.88		1.70		3.82		–
4.81		27,057	1.74		1.70		3.80		–
1.81	(E)	102	1.34	(F)	1.25	(F)	4.29	(F)	–
1.84	(E)	102	1.04	(F)	0.95	(F)	4.58	(F)	–
1.87	(E)	102	0.74	(F)	0.65	(F)	4.87	(F)	–
5.96		102,134	0.63		0.63		4.90		–

8.82		138,388	1.04		1.00		3.75		210
8.13		10,007	1.87		1.75		3.02		–
8.14		26,778	1.72		1.72		3.03		–
9.37		147,197	0.62		0.62		4.13		–

21.83		111,456	1.08		0.95		5.46		178
20.85		10,389	1.96		1.67		4.74		–
20.76		23,237	1.76		1.70		4.66		–
22.07		109,639	0.64		0.64		5.88		–

(13.71)		81,569	1.02		0.95		5.53		177
(14.36)		7,779	1.91		1.70		4.79		–
(14.34)		13,007	1.76		1.70		4.79		–
(13.37)		139,935	0.63		0.63		5.85		–

47

The Hartford Unconstrained Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

48

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

49

The Hartford Unconstrained Bond Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50

The Hartford Unconstrained Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,016.90	$4.96	$1,000.00	$1,019.88	$4.96	0.99%	181	365
Class B	$1,000.00	$1,014.00	$8.70	$1,000.00	$1,016.16	$8.71	1.74	181	365
Class C	$1,000.00	$1,014.00	$8.70	$1,000.00	$1,016.16	$8.71	1.74	181	365
Class I	$1,000.00	$1,019.10	$3.26	$1,000.00	$1,018.55	$3.26	0.74	159	365
Class R3	$1,000.00	$1,016.30	$6.46	$1,000.00	$1,018.39	$6.46	1.29	181	365
Class R4	$1,000.00	$1,017.90	$4.96	$1,000.00	$1,019.88	$4.96	0.99	181	365
Class R5	$1,000.00	$1,019.40	$3.46	$1,000.00	$1,021.37	$3.46	0.69	181	365
Class Y	$1,000.00	$1,018.40	$3.46	$1,000.00	$1,021.37	$3.46	0.69	181	365

51

The Hartford Unconstrained Bond Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Unconstrained Bond Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with

52

the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

53

The Hartford Unconstrained Bond Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Loan Risk: The Fund’s investments in loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

54

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-UB13 4/13 114012 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD VALUE FUND 2013 Semi Annual Report

The Hartford Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Value A#	15.32%	17.64%	4.15%	8.50%
Value A##		11.17%	2.98%	7.88%
Value B#	14.90%	16.79%	3.41%	7.89%*
Value B##		11.79%	3.06%	7.89%*
Value C#	15.00%	16.80%	3.39%	7.69%
Value C##		15.80%	3.39%	7.69%
Value I#	15.49%	17.93%	4.43%	8.69%
Value R3#	15.23%	17.42%	3.89%	8.43%
Value R4#	15.34%	17.70%	4.19%	8.63%
Value R5#	15.55%	18.09%	4.53%	8.85%
Value Y#	15.61%	18.15%	4.63%	8.92%
Russell 1000 Value Index	16.31%	21.80%	4.17%	8.42%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Fund

Manager Discussion

April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Value Class A	1.15%	1.22%
Value Class B	1.90%	2.24%
Value Class C	1.90%	1.92%
Value Class I	0.88%	0.88%
Value Class R3	1.35%	1.49%
Value Class R4	1.05%	1.19%
Value Class R5	0.80%	0.87%
Value Class Y	0.75%	0.75%

* As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Value Fund returned 15.32%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 16.31% for the same period. The Fund outperformed the 15.19% average return in the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sector returns within the Russell 1000 Value Index were positive, with Information Technology (+28%), Consumer Discretionary (+22%), and Consumer Staples (+20%) performing strongest. Materials (+4%), Energy (+8%), and Telecommunication Services (+11%) lagged on a relative basis during the period.

The Fund’s underperformance versus its benchmark was primarily due to sector allocation, which is a result of bottom-up stock selection decisions. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Materials detracted, as did a modest cash position in an upward trending market. Stock selection modestly detracted as weak selection in Consumer Discretionary, Information Technology, and Health Care offset strong selection in Materials, Financials, and Energy.

Kohl’s (Consumer Discretionary), Barrick Gold (Materials), and Bank of America (Financials) detracted most from benchmark-relative returns during the period. Shares of Kohl’s, a national department store retailer, declined after the company reported disappointing same-store sales figures due to weak store traffic and weather-related issues. Shares of Barrick Gold, a Canada-based gold exploration and mining company, underperformed following a large-write down in February, mostly tied to its struggling copper mine in Zambia. Weak gold prices during the period also weighed on the stock. We eliminated our position during the period. Shares of Bank of America, a large U.S. diversified financial services company, rallied strongly during the period as market confidence in the housing recovery reduced fears around future asset writedowns. Not holding this stock during the period hurt relative results. St. Jude Medical (Health Care) was also among top absolute detractors during the period.

3

The Hartford Value Fund

Manager Discussion – (continued)

April 30, 2013 (Unaudited)

Top contributors to benchmark-relative returns were Exxon Mobil (Energy), BlackRock (Financials), and Roche Holdings (Health Care). Shares of Exxon Mobil, a U.S.-based energy company, declined during the period due to disappointing results related to its oil and gas production volumes. Our underweight position helped relative performance. Shares of BlackRock, an investment management firm, surged after the company reported better-than-expected revenue and earnings, in part due to strong markets. Shares of Roche Holdings, a large Swiss biotechnology and pharmaceutical company, outperformed as investors began to appreciate the company’s near-term product roll out and future drug pipeline, particularly from Roche’s innovative oncology portfolio. Top absolute contributors for the period also included JPMorgan Chase (Financials) and Cisco (information technology).

What is the outlook?

We believe that medium-term growth prospects in the U.S. are favorable. We expect the consumer to be resilient this year, helped by improving net worth from rising house and equity market prices as well as steady job gains. The key drivers of U.S. growth are expected to be capital spending and the housing and automotive sectors over the course of the next year. We believe that capital investment spending should finally rise as capacity utilization levels normalize, while vehicle sales and new home constructions, despite their strong recent advance, still have a lot of pent-up demand behind them. An improving economy and healing labor market notwithstanding, we believe the U.S. Federal Reserve Board seems unlikely to abandon its quantitative easing program any time soon.

The world economy is slowly but steadily emerging from a post-bubble overhang. Looking into 2014, we expect all regions to strengthen economically while inflation is still subdued in parts of the world. Overall, we expect to return to a world economy that is determined by regional macro fundamentals rather than by swings in global risk sentiment. Based on bottom-up stock decisions, we ended the period most overweight the Information Technology, Materials, and Industrials sectors relative to the Russell 1000 Value Index; our largest underweights were in Utilities, Energy, and Financials.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.8%
Banks (Financials)	6.6
Capital Goods (Industrials)	10.6
Consumer Durables and Apparel (Consumer Discretionary)	1.4
Diversified Financials (Financials)	10.9
Energy (Energy)	12.6
Food and Staples Retailing (Consumer Staples)	1.4
Food, Beverage and Tobacco (Consumer Staples)	4.8
Health Care Equipment and Services (Health Care)	3.8
Insurance (Financials)	7.7
Materials (Materials)	5.4
Media (Consumer Discretionary)	2.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	8.9
Retailing (Consumer Discretionary)	4.6
Semiconductors and Semiconductor Equipment (Information Technology)	3.3
Software and Services (Information Technology)	1.4
Technology Hardware and Equipment (Information Technology)	4.7
Telecommunication Services (Services)	2.2
Utilities (Utilities)	3.2
Short-Term Investments	1.5
Other Assets and Liabilities	1.3
Total	100.0%

4

The Hartford Value Fund

Schedule of Investments

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Automobiles and Components - 0.8%
24	General Motors Co. ●	$747
71	Goodyear (The) Tire & Rubber Co. ●	893
		1,640
	Banks - 6.6%
70	BB&T Corp.	2,154
61	PNC Financial Services Group, Inc.	4,173
175	Wells Fargo & Co.	6,651
		12,978
	Capital Goods - 10.6%
19	3M Co.	1,980
22	Boeing Co.	2,043
43	Eaton Corp. plc	2,639
150	General Electric Co.	3,352
31	Illinois Tool Works, Inc.	1,969
35	Ingersoll-Rand plc	1,864
26	PACCAR, Inc.	1,298
79	Spirit Aerosystems Holdings, Inc. ●	1,581
28	Stanley Black & Decker, Inc.	2,084
22	United Technologies Corp.	1,997
		20,807
	Consumer Durables and Apparel - 1.4%
69	Newell Rubbermaid, Inc.	1,812
9	PVH Corp.	1,027
		2,839
	Diversified Financials - 10.9%
24	Ameriprise Financial, Inc.	1,753
12	BlackRock, Inc.	3,170
74	Citigroup, Inc.	3,438
36	Credit Suisse Group ADR	1,029
18	Goldman Sachs Group, Inc.	2,696
14	IntercontinentalExchange, Inc. ●	2,240
146	JP Morgan Chase & Co.	7,164
		21,490
	Energy - 12.6%
23	Anadarko Petroleum Corp.	1,915
54	Chevron Corp.	6,633
12	EOG Resources, Inc.	1,496
43	Exxon Mobil Corp.	3,870
64	Halliburton Co.	2,717
52	Marathon Oil Corp.	1,696
26	Noble Corp.	970
29	Occidental Petroleum Corp.	2,620
22	Royal Dutch Shell plc ADR	1,504
39	Southwestern Energy Co. ●	1,449
		24,870
	Food and Staples Retailing - 1.4%
47	CVS Caremark Corp.	2,755

	Food, Beverage and Tobacco - 4.8%
21	Anheuser-Busch InBev N.V.	1,977
37	General Mills, Inc.	1,870
16	Kraft Foods Group, Inc.	826
25	PepsiCo, Inc.	2,080
29	Philip Morris International, Inc.	2,773
		9,526
	Health Care Equipment and Services - 3.8%
31	Baxter International, Inc.	2,199
41	Covidien plc	2,635
42	UnitedHealth Group, Inc.	2,538
		7,372
	Insurance - 7.7%
45	ACE Ltd.	4,023
56	American International Group, Inc. ●	2,300
20	Chubb Corp.	1,729
82	Marsh & McLennan Cos., Inc.	3,117
41	Principal Financial Group, Inc.	1,493
7	Swiss Re Ltd.	586
66	Unum Group	1,838
		15,086
	Materials - 5.4%
30	Barrick Gold Corp.	599
53	Dow Chemical Co.	1,792
30	E.I. DuPont de Nemours & Co.	1,641
42	International Paper Co.	1,980
38	Mosaic Co.	2,327
24	Nucor Corp.	1,063
87	Steel Dynamics, Inc.	1,310
		10,712
	Media - 2.9%
29	CBS Corp. Class B	1,328
58	Comcast Corp. Class A	2,402
56	Thomson Reuters Corp.	1,869
		5,599
	Pharmaceuticals, Biotechnology and Life Sciences - 8.9%
22	Amgen, Inc.	2,307
29	Johnson & Johnson	2,497
99	Merck & Co., Inc.	4,656
131	Pfizer, Inc.	3,817
11	Roche Holding AG	2,757
39	Teva Pharmaceutical Industries Ltd. ADR	1,488
		17,522
	Retailing - 4.6%
5	AutoZone, Inc. ●	2,008
27	Home Depot, Inc.	1,995
24	Kohl's Corp.	1,121
62	Lowe's Co., Inc.	2,381
29	Nordstrom, Inc.	1,627
		9,132
	Semiconductors and Semiconductor Equipment - 3.3%
43	Analog Devices, Inc.	1,904
105	Intel Corp.	2,527
53	Xilinx, Inc.	2,001
		6,432
	Software and Services - 1.4%
81	Microsoft Corp.	2,691

	Technology Hardware and Equipment - 4.7%
259	Cisco Systems, Inc.	5,415
135	EMC Corp. ●	3,032
36	Hewlett-Packard Co.	748
		9,195
	Telecommunication Services - 2.2%
63	AT&T, Inc.	2,376
37	Verizon Communications, Inc.	1,984
		4,360

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund

Schedule of Investments – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Utilities - 3.2%
33	Edison International	$1,796
20	Entergy Corp.	1,451
15	NextEra Energy, Inc.	1,232
40	Northeast Utilities	1,809
		6,288
	Total common stocks
	(cost $156,175)	$191,294

	Total long-term investments
	(cost $156,175)	$191,294

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $120, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $123)
$120	0.17%, 4/30/2013	$120
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $328, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$334)
327	0.15%, 4/30/2013	327
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $631, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $643)
631	0.15%, 4/30/2013	631
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $876, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $894)
876	0.14%, 4/30/2013	876
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $158, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $161)
158	0.17%, 4/30/2013	158
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $534, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $545)
534	0.14%, 4/30/2013	534
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $375, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $383)
375	0.17%, 4/30/2013	375

	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $7, collateralized by U.S. Treasury Note 3.88%, 2018, value of $7)
7	0.13%, 4/30/2013		7
			3,028
	Total short-term investments
	(cost $3,028)		$3,028

	Total investments
	(cost $159,203) ▲	98.7%	$194,322
	Other assets and liabilities	1.3%	2,604
	Total net assets	100.0%	$196,926

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $162,578 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,853
Unrealized Depreciation	(5,109)
Net Unrealized Appreciation	$31,744

●	Non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CHF	Sell	05/06/2013	DEUT	$1,245	$1,245	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
CHF	Swiss Franc

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$191,294	$187,951	$3,343	$–
Short-Term Investments	3,028	–	3,028	–
Total	$194,322	$187,951	$6,371	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $159,203)	$194,322
Cash	—
Receivables:
Investment securities sold	4,355
Fund shares sold	292
Dividends and interest	243
Other assets	97
Total assets	199,309
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Bank overdraft — foreign cash	—
Payables:
Investment securities purchased	2,047
Fund shares redeemed	256
Investment management fees	23
Administrative fees	1
Distribution fees	7
Accrued expenses	49
Total liabilities	2,383
Net assets	$196,926
Summary of Net Assets:
Capital stock and paid-in-capital	$135,037
Undistributed net investment income	1,071
Accumulated net realized gain	25,699
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	35,119
Net assets	$196,926

Shares authorized	550,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.42/$14.20
Shares outstanding	6,017
Net assets	$80,745
Class B: Net asset value per share	$13.17
Shares outstanding	178
Net assets	$2,345
Class C: Net asset value per share	$13.09
Shares outstanding	1,396
Net assets	$18,273
Class I: Net asset value per share	$13.32
Shares outstanding	1,070
Net assets	$14,255
Class R3: Net asset value per share	$13.10
Shares outstanding	196
Net assets	$2,574
Class R4: Net asset value per share	$13.24
Shares outstanding	813
Net assets	$10,761
Class R5: Net asset value per share	$13.29
Shares outstanding	1,870
Net assets	$24,846
Class Y: Net asset value per share	$13.33
Shares outstanding	3,236
Net assets	$43,127

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$3,318
Interest	3
Less: Foreign tax withheld	(25)
Total investment income	3,296

Expenses:
Investment management fees	841
Administrative services fees
Class R3	3
Class R4	9
Class R5	8
Transfer agent fees
Class A	73
Class B	6
Class C	12
Class I	13
Class R3	—
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	91
Class B	12
Class C	84
Class R3	6
Class R4	14
Custodian fees	4
Accounting services fees	17
Registration and filing fees	42
Board of Directors' fees	7
Audit fees	7
Other expenses	22
Total expenses (before waivers and fees paid indirectly)	1,272
Expense waivers	(74)
Transfer agent fee waivers	(2)
Commission recapture	(1)
Total waivers and fees paid indirectly	(77)
Total expenses, net	1,195
Net Investment Income	2,101
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	29,083
Net realized loss on foreign currency contracts	(1)
Net realized loss on other foreign currency transactions	(7)
Net Realized Gain on Investments and Foreign Currency Transactions	29,075
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	4,866
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	4,866
Net Gain on Investments and Foreign Currency Transactions	33,941
Net Increase in Net Assets Resulting from Operations	$36,042

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$2,101	$9,022
Net realized gain on investments and foreign currency transactions	29,075	52,260
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	4,866	(9,995)
Net Increase in Net Assets Resulting from Operations	36,042	51,287
Distributions to Shareholders:
From net investment income
Class A	(1,773)	(230)
Class B	(37)	(7)
Class C	(298)	(38)
Class I	(389)	(44)
Class R3	(65)	(7)
Class R4	(195)	(29)
Class R5	(518)	(11)
Class Y	(4,425)	(2,024)
Total from net investment income	(7,700)	(2,390)
From net realized gain on investments
Class A	(3,840)	—
Class B	(133)	—
Class C	(899)	—
Class I	(782)	—
Class R3	(148)	—
Class R4	(1,259)	—
Class R5	(160)	—
Class Y	(8,181)	—
Total from net realized gain on investments	(15,402)	—
Total distributions	(23,102)	(2,390)
Capital Share Transactions:
Class A	5,259	(8,061)
Class B	(299)	(1,323)
Class C	1,084	(1,516)
Class I	(707)	3,091
Class R3	(223)	9
Class R4	(11,621)	12,574
Class R5	19,768	89
Class Y	(107,994)	(348,979)
Net decrease from capital share transactions	(94,733)	(344,116)
Net Decrease in Net Assets	(81,793)	(295,219)
Net Assets:
Beginning of period	278,719	573,938
End of period	$196,926	$278,719
Undistributed (distribution in excess of) net investment income (loss)	$1,071	$6,670

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure,

13

The Hartford Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

14

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

15

The Hartford Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

16

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$2,390	$8,174

17

The Hartford Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,670
Undistributed Long-Term Capital Gain	15,401
Unrealized Appreciation *	26,878
Total Accumulated Earnings	$48,949

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(201)
Accumulated Net Realized Gain (Loss)	201

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $37,093 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6000%
On next $1.5 billion	0.5900%
On next $2.5 billion	0.5850%
On next $5 billion	0.5800%
Over $10 billion	0.5750%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	1.90%	0.90%	1.35%	1.05%	0.80%	0.75%

19

The Hartford Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.15%
Class B	1.90
Class C	1.90
Class I	0.90
Class R3	1.35
Class R4	1.05
Class R5	0.80
Class Y	0.75

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $161 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class.

20

For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	1%
Class Y	—

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$25,964
Sales Proceeds Excluding U.S. Government Obligations	143,308

21

The Hartford Value Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	654	458	(675)	—	437	990	20	(1,704)	—	(694)
Amount	$8,258	$5,434	$(8,433)	$—	$5,259	$11,779	$219	$(20,059)	$—	$(8,061)
Class B
Shares	11	13	(47)	—	(23)	15	—	(129)	—	(114)
Amount	$137	$144	$(580)	$—	$(299)	$174	$6	$(1,503)	$—	$(1,323)
Class C
Shares	132	81	(119)	—	94	223	3	(352)	—	(126)
Amount	$1,599	$928	$(1,443)	$—	$1,084	$2,548	$30	$(4,094)	$—	$(1,516)
Class I
Shares	235	53	(336)	—	(48)	786	3	(524)	—	265
Amount	$2,868	$618	$(4,193)	$—	$(707)	$9,306	$34	$(6,249)	$—	$3,091
Class R3
Shares	32	18	(67)	—	(17)	53	1	(53)	—	1
Amount	$399	$213	$(835)	$—	$(223)	$623	$7	$(621)	$—	$9
Class R4
Shares	301	19	(1,311)	—	(991)	1,359	1	(344)	—	1,016
Amount	$3,662	$223	$(15,506)	$—	$(11,621)	$16,515	$8	$(3,949)	$—	$12,574
Class R5
Shares	1,749	21	(142)	—	1,628	27	1	(21)	—	7
Amount	$21,310	$247	$(1,789)	$—	$19,768	$318	$11	$(240)	$—	$89
Class Y
Shares	1,202	1,068	(10,757)	—	(8,487)	4,818	184	(35,737)	—	(30,735)
Amount	$14,733	$12,606	$(135,333)	$—	$(107,994)	$57,875	$2,024	$(408,878)	$—	$(348,979)
Total
Shares	4,316	1,731	(13,454)	—	(7,407)	8,271	213	(38,864)	—	(30,380)
Amount	$52,966	$20,413	$(168,112)	$—	$(94,733)	$99,138	$2,339	$(445,593)	$—	$(344,116)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	11	$138
For the Year Ended October 31, 2012	42	$492

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford Value Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$12.64	$0.10	$1.68	$1.78	$(0.30)	$(0.70)	$–	$(1.00)	$13.42
B	12.35	0.06	1.65	1.71	(0.19)	(0.70)	–	(0.89)	13.17
C	12.30	0.05	1.66	1.71	(0.22)	(0.70)	–	(0.92)	13.09
I	12.57	0.12	1.67	1.79	(0.34)	(0.70)	–	(1.04)	13.32
R3	12.35	0.09	1.64	1.73	(0.28)	(0.70)	–	(0.98)	13.10
R4	12.46	0.12	1.64	1.76	(0.28)	(0.70)	–	(0.98)	13.24
R5	12.55	0.12	1.67	1.79	(0.35)	(0.70)	–	(1.05)	13.29
Y	12.58	0.12	1.68	1.80	(0.35)	(0.70)	–	(1.05)	13.33

For the Year Ended October 31, 2012 (E)
A	11.00	0.20	1.48	1.68	(0.04)	–	–	(0.04)	12.64
B	10.82	0.10	1.45	1.55	(0.02)	–	–	(0.02)	12.35
C	10.78	0.11	1.44	1.55	(0.03)	–	–	(0.03)	12.30
I	10.92	0.23	1.47	1.70	(0.05)	–	–	(0.05)	12.57
R3	10.77	0.17	1.44	1.61	(0.03)	–	–	(0.03)	12.35
R4	10.84	0.20	1.46	1.66	(0.04)	–	–	(0.04)	12.46
R5	10.89	0.23	1.48	1.71	(0.05)	–	–	(0.05)	12.55
Y	10.91	0.25	1.47	1.72	(0.05)	–	–	(0.05)	12.58

For the Year Ended October 31, 2011 (E)
A	10.65	0.14	0.33	0.47	(0.12)	–	–	(0.12)	11.00
B	10.46	0.04	0.34	0.38	(0.02)	–	–	(0.02)	10.82
C	10.44	0.05	0.33	0.38	(0.04)	–	–	(0.04)	10.78
I	10.58	0.17	0.33	0.50	(0.16)	–	–	(0.16)	10.92
R3	10.45	0.11	0.32	0.43	(0.11)	–	–	(0.11)	10.77
R4	10.51	0.14	0.34	0.48	(0.15)	–	–	(0.15)	10.84
R5	10.56	0.15	0.35	0.50	(0.17)	–	–	(0.17)	10.89
Y	10.57	0.19	0.32	0.51	(0.17)	–	–	(0.17)	10.91

For the Year Ended October 31, 2010 (E)
A	9.63	0.09	1.01	1.10	(0.08)	–	–	(0.08)	10.65
B	9.47	0.01	0.99	1.00	(0.01)	–	–	(0.01)	10.46
C	9.45	0.02	0.98	1.00	(0.01)	–	–	(0.01)	10.44
I	9.59	0.12	0.99	1.11	(0.12)	–	–	(0.12)	10.58
R3	9.47	0.06	1.00	1.06	(0.08)	–	–	(0.08)	10.45
R4	9.52	0.09	1.01	1.10	(0.11)	–	–	(0.11)	10.51
R5	9.55	0.12	1.01	1.13	(0.12)	–	–	(0.12)	10.56
Y	9.55	0.14	1.01	1.15	(0.13)	–	–	(0.13)	10.57

For the Year Ended October 31, 2009 (E)
A	8.95	0.11	0.78	0.89	(0.21)	–	–	(0.21)	9.63
B	8.73	0.06	0.77	0.83	(0.09)	–	–	(0.09)	9.47
C	8.72	0.04	0.77	0.81	(0.08)	–	–	(0.08)	9.45
I	8.97	0.10	0.81	0.91	(0.29)	–	–	(0.29)	9.59
R3	8.87	0.07	0.77	0.84	(0.24)	–	–	(0.24)	9.47
R4	8.89	0.11	0.77	0.88	(0.25)	–	–	(0.25)	9.52
R5	8.92	0.14	0.77	0.91	(0.28)	–	–	(0.28)	9.55
Y	8.93	0.15	0.77	0.92	(0.30)	–	–	(0.30)	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	(4.60)	(4.44)	(0.10)	(0.64)	–	(0.74)	8.95
B	13.78	0.08	(4.49)	(4.41)	–	(0.64)	–	(0.64)	8.73
C	13.78	0.06	(4.48)	(4.42)	–	(0.64)	–	(0.64)	8.72
I	14.15	0.17	(4.56)	(4.39)	(0.15)	(0.64)	–	(0.79)	8.97
R3	14.00	0.03	(4.46)	(4.43)	(0.06)	(0.64)	–	(0.70)	8.87
R4	14.03	0.08	(4.48)	(4.40)	(0.10)	(0.64)	–	(0.74)	8.89
R5	14.07	0.19	(4.56)	(4.37)	(0.14)	(0.64)	–	(0.78)	8.92
Y	14.09	0.21	(4.57)	(4.36)	(0.16)	(0.64)	–	(0.80)	8.93

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

15.32	%(F)	$80,745	1.24	%(G)	1.15	%(G)	1.64	%(G)	11%
14.90	(F)	2,345	2.31	(G)	1.90	(G)	0.90	(G)	–
15.00	(F)	18,273	1.93	(G)	1.90	(G)	0.89	(G)	–
15.49	(F)	14,255	0.96	(G)	0.90	(G)	1.89	(G)	–
15.23	(F)	2,574	1.51	(G)	1.35	(G)	1.42	(G)	–
15.34	(F)	10,761	1.19	(G)	1.05	(G)	1.92	(G)	–
15.55	(F)	24,846	0.89	(G)	0.80	(G)	1.89	(G)	–
15.61	(F)	43,127	0.78	(G)	0.75	(G)	1.94	(G)	–

15.31		70,506	1.22		1.15		1.64		24
14.38		2,488	2.24		1.92		0.89		–
14.38		16,019	1.92		1.88		0.90		–
15.59		14,059	0.88		0.86		1.93		–
15.04		2,636	1.49		1.37		1.42		–
15.37		22,478	1.19		1.06		1.71		–
15.73		3,031	0.87		0.80		1.98		–
15.82		147,502	0.75		0.73		2.15		–

4.41		69,016	1.20		1.15		1.20		16
3.59		3,409	2.15		1.95		0.39		–
3.67		15,395	1.91		1.86		0.49		–
4.75		9,310	0.86		0.81		1.53		–
4.09		2,288	1.47		1.40		0.98		–
4.54		8,543	1.15		1.10		1.27		–
4.73		2,563	0.86		0.80		1.47		–
4.86		463,414	0.74		0.69		1.65		–

11.41		65,915	1.30		1.28		0.88		33
10.59		5,467	2.22		2.09		0.08		–
10.63		13,276	2.02		2.00		0.15		–
11.57		4,604	0.92		0.90		1.26		–
11.22		1,024	1.53		1.50		0.62		–
11.51		564	1.21		1.19		0.94		–
11.86		101	0.89		0.87		1.21		–
12.02		375,692	0.82		0.80		1.36		–

10.29		57,687	1.41		1.40		1.27		50
9.61		7,286	2.43		1.89		0.77		–
9.47		10,591	2.18		2.14		0.49		–
10.60		2,534	1.00		1.00		1.24		–
9.92		248	1.63		1.63		0.86		–
10.26		163	1.29		1.29		1.36		–
10.65		8	0.97		0.97		1.67		–
10.74		296,799	0.88		0.88		1.73		–

(33.00)		56,864	1.32		1.32		1.32		57
(33.43)		7,211	2.27		2.06		0.57		–
(33.50)		9,160	2.10		2.10		0.54		–
(32.67)		598	0.96		0.96		1.66		–
(33.14)		122	1.73		1.65		0.87		–
(32.93)		166	1.31		1.31		1.29		–
(32.71)		8	0.98		0.98		1.65		–
(32.65)		211,366	0.88		0.88		1.76		–

25

The Hartford Value Fund

Financial Highlights - (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.

26

The Hartford Value Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Value Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

28

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Value Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,153.20	$6.15	$1,000.00	$1,019.08	$5.76	1.15%	181	365
Class B	$1,000.00	$1,149.00	$10.14	$1,000.00	$1,015.36	$9.51	1.90	181	365
Class C	$1,000.00	$1,150.00	$10.14	$1,000.00	$1,015.36	$9.51	1.90	181	365
Class I	$1,000.00	$1,154.90	$4.81	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class R3	$1,000.00	$1,152.30	$7.21	$1,000.00	$1,018.09	$6.76	1.35	181	365
Class R4	$1,000.00	$1,153.40	$5.61	$1,000.00	$1,019.58	$5.26	1.05	181	365
Class R5	$1,000.00	$1,155.50	$4.28	$1,000.00	$1,020.82	$4.01	0.80	181	365
Class Y	$1,000.00	$1,156.10	$4.01	$1,000.00	$1,021.07	$3.76	0.75	181	365

30

The Hartford Value Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Value Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

31

The Hartford Value Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford Value Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

33

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-V13 4/13 114013 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD WORLD BOND FUND 2013 Semi Annual Report

The Hartford World Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford World Bond Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation with income as a secondary goal.

Performance Overview 5/31/11 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	Since Inception▲
World Bond A#	2.88%	6.25%	7.06%
World Bond A##		1.46%	4.52%
World Bond C#	2.54%	5.60%	6.31%
World Bond C##		4.60%	6.31%
World Bond I#	2.99%	6.56%	7.34%
World Bond R3#	2.70%	6.06%	6.73%
World Bond R4#	2.91%	6.44%	7.07%
World Bond R5#	3.10%	6.68%	7.35%
World Bond Y#	3.05%	6.75%	7.41%
Citigroup World Government Bond Index	-2.80%	-0.51%	0.74%

†	Not Annualized
▲	Inception: 05/31/2011
#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C reflect a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford World Bond Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
World Bond Class A	0.95%	1.11%
World Bond Class C	1.70%	1.83%
World Bond Class I	0.70%	0.86%
World Bond Class R3	1.25%	1.51%
World Bond Class R4	0.95%	1.21%
World Bond Class R5	0.65%	0.91%
World Bond Class Y	0.60%	0.73%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA
Director and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford World Bond Fund returned 2.88%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned -2.80% for the same period. The Fund also outperformed the 2.37% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. Global government bond performance was positive as major government bond yields continued to grind lower over the period. Peripheral sovereign yields tightened further amid growing expectations that central banks from China to Europe and the U.S. will all maintain monetary stimulus plans to bolster growth. The U.S. dollar performance was mixed over the period. The currency declined vs. the Mexican Peso, the Euro (EUR), the Swedish Krona (SEK), and the New Zealand Dollar, but appreciated versus the Norwegian Krone (NOK), the British Pound, and especially the Japanese Yen. The yen was a major decliner as the markets priced in aggressive monetary easing by the Japanese policy authorities.

For the six-month period, benchmark-relative outperformance was primarily driven by our currency positioning. Particularly beneficial to benchmark-relative returns was our close-to-zero exposure to the Japanese yen, which continued its depreciation based on expectations of aggressive monetary stimulus. Our tactical increase in non-U.S. dollar currency exposures added to total returns, as the Fed announced its commitment towards balance sheet expansion to combat employment weakness and the U.S. dollar experienced a broad-based decline versus most currencies. Our tactical

3

The Hartford World Bond Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

positions favoring European currencies like the EUR, NOK and SEK contributed strongly to absolute results. Most European currencies gained versus the dollar as the European Central Bank’s credible backstop eased fears of an extreme event in the euro area. Our currency positioning is primarily implemented through the use of currency forward contracts.

Our overall cautious duration positioning and significant exposure to high quality global government bond markets like Australia, Germany, Denmark, Sweden, and Norway were also additive to relative performance. Our opportunistic allocation to credit sectors, particularly high yield corporate credit and securitized debt was also additive to relative performance. Note that the Fund is managed in a benchmark-agnostic, total return approach. On an absolute basis, the main driver of return was our allocation to high quality global government bonds and currencies. Other positive contributors to absolute return included active duration and credit strategies.

Within our active duration positioning, our tactical underweight positions in U.S. 10-year debt based on the potential for a U.S. ‘fiscal cliff’ solution and upside growth surprises marginally contributed to results. Our overweight positions in Germany 10-year debt contributed to absolute results as concerns over Greece’s next aid disbursement and policy officials’ downgrade of economic growth outlooks in Europe pushed German bund yields to the historic lows. However, our underweight position in U.K. 10-year debt based on our view that over the medium-term, a soft growth outlook, sticky inflation and a deteriorating fiscal picture continue to suggest a tricky growth/inflation tradeoff, detracted from relative results as U.K. 10-year government bond prices rallied. Our country (duration and yield curve) positioning is primarily implemented through the use of exchange-traded government bond futures and cash bonds.

Credit strategies had a positive impact on both absolute and relative performance during the period, despite our limited and very selective exposure to these sectors. Our opportunistic allocation to the high yield sector, particularly within industrial issues, was additive to relative performance during the period as the high yield sector continued to benefit from strong investor inflows driven by the search for yield. Our credit positioning is primarily implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps.

Within our country rotation strategies, we continued to build the contrarian long U.S. relative value positions as our models identified the U.S. as attractive/cheap relative to Germany and U.K. However, long U.S. 10-year versus short Germany 10-year detracted as U.S./Germany 10-year government bond spreads widened throughout the period. In addition, long U.S. 10-year versus short U.K. 10-year also detracted from performance as U.K. 10-year government bond yields continued to move lower. Our country rotation strategies are primarily implemented through the use of exchange-traded government bond futures.

What is the outlook?

We believe that the U.S. continues to cyclically outperform most advanced economies based on a broadening recovery in housing and the likelihood of continued declines in unemployment. Market focus appears ready to shift to the tapering off and unwinding of extremely loose monetary conditions in the U.S. In Europe, we are witnessing what we believe to be increasing signs of ‘austerity fatigue’ as evidenced by the rise of anti-establishment parties in the recent Italian elections. Similarly, ‘bailout fatigue’ among creditor nations like Germany and Netherlands has likely led to a reversal of the earlier banking union proposals. Germany and Japan are examples of countries where official policy is encouraging domestic growth stimulus and wage inflation so we will watch if these trends result in increased consumer spending and retail sales. Currently, our cyclical indicators are pointing to signs of a slower momentum in global growth. As countries try to gain share from their competitors, we believe that unconventional monetary and fiscal easing measures could lead to an unstable fiscal and competitive environment. We will tactically manage duration around a low range as global economic conditions evolve.

Given this outlook, we ended the period with a relatively low duration bias with the aggregate effective duration of the Fund at 2.1 years. At the end of the period, we continued to favor core duration exposure to high quality government bonds in the U.S., Australia, Canada, Singapore, the Nordic countries, and Mexico.

4

Distribution by Credit Quality
as of April 30, 2013
Credit Rating *	Percentage of Net Assets
Aaa / AAA	57.8%
Aa / AA	0.4
A	1.7
Baa / BBB	4.1
Ba / BB	3.9
B	5.0
Caa / CCC or Lower	3.2
Unrated	0.3
U.S. Government Agencies and Securities	14.5
Non-Debt Securities and Other Short-Term Instruments	6.8
Other Assets & Liabilities	2.3
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of April 30, 2013
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.0%
Administrative Waste Management and Remediation	0.2
Agriculture, Forestry, Fishing and Hunting	0.1
Arts, Entertainment and Recreation	1.1
Beverage and Tobacco Product Manufacturing	0.0
Chemical Manufacturing	0.1
Computer and Electronic Product Manufacturing	0.7
Construction	0.2
Fabricated Metal Product Manufacturing	0.1
Finance and Insurance	9.7
Food Manufacturing	0.2
Food Services	0.1
Furniture and Related Product Manufacturing	0.0
Health Care and Social Assistance	1.1
Information	1.7
Machinery Manufacturing	0.0
Media	0.0
Mining	0.2
Miscellaneous Manufacturing	0.1
Motor Vehicle and Parts Manufacturing	0.0
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.1
Paper Manufacturing	0.0
Petroleum and Coal Products Manufacturing	0.1
Pipeline Transportation	0.1
Plastics and Rubber Products Manufacturing	0.2
Primary Metal Manufacturing	0.0
Printing and Related Support Activities	0.2
Professional, Scientific and Technical Services	0.0
Real Estate, Rental and Leasing	0.3
Retail Trade	0.7
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Support Activities For Transportation	0.0
Transportation Equipment Manufacturing	0.1
Utilities	0.2
Water Transportation	0.1
Wholesale Trade	0.3
Total	18.3%
Equity Securities
Diversified Financials	0.1
Telecommunication Services	0.0
Total	0.1%
Call Options Purchased	0.0
Foreign Government Obligations	58.1
Put Options Purchased	0.0
U.S. Government Agencies	0.0
U.S. Government Securities	12.2
Short-Term Investments	9.0
Other Assets and Liabilities	2.3
Total	100.0%

5

The Hartford World Bond Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6%
	United Kingdom - 0.1%
	Granite Master Issuer plc
$1,085	0.28%, 12/20/2054 Δ	$1,066
758	0.38%, 12/17/2054 Δ	745
	Motor plc
315	1.29%, 02/25/2020 ■	316
		2,127
	United States - 6.5%
	Ally Master Owner Trust
1,245	1.54%, 09/15/2019	1,255
	American Credit Acceptance Receivables
2,035	1.64%, 11/15/2016 ■	2,036
	American Home Mortgage Assets LLC
1,012	0.39%, 10/25/2046 Δ	733
	AmeriCredit Automobile Receivables Trust
465	1.69%, 11/08/2018	470
170	3.34%, 04/08/2016	176
	Apidos CDO
2,900	1.38%, 04/15/2025 ■Δ	2,900
	Banc of America Funding Corp.
493	5.77%, 05/25/2037	436
	Bear Stearns Adjustable Rate Mortgage Trust
416	2.32%, 08/25/2035 Δ	422
	Bear Stearns Alt-A Trust
2,498	0.70%, 01/25/2036 Δ	1,694
	Bear Stearns Alt-A Trust II
1,278	2.81%, 09/25/2047 Δ	789
	Bear Stearns Commercial Mortgage Securities, Inc.
7	5.33%, 01/12/2045	7
	Cal Funding II Ltd.
627	3.47%, 10/25/2027 ■	642
	Carlyle Global Market Strategies
875	1.46%, 04/18/2025 ■Δ	875
	CFCRE Commercial Mortgage Trust
1,935	3.83%, 12/15/2047	2,126
	Citigroup Commercial Mortgage Trust
1,800	3.09%, 03/10/2023 Δ	1,854
	Citigroup/Deutsche Bank Commercial Mortgage Trust
10	5.89%, 11/15/2044	12
	CNH Equipment Trust
58	1.20%, 05/16/2016	59
	Commercial Mortgage Pass-Through Certificates
1,595	4.34%, 12/10/2045 ■Δ	1,206
1,060	4.75%, 11/15/2045 ■	882
	Commercial Mortgage Trust
1,835	3.21%, 04/10/2023	1,926
2,175	3.42%, 03/10/2031 ■	2,284
	Consumer Portfolio Services, Inc.
144	2.78%, 06/17/2019 ■	147
	Countrywide Alternative Loan Trust
661	0.52%, 11/25/2035 Δ	517
	Countrywide Home Loans, Inc.
1,252	3.08%, 09/25/2047 Δ	1,046
	Credit Acceptance Automotive Loan Trust
1,360	1.21%, 10/15/2020 ■	1,360
	DBUBS Mortgage Trust
3,075	2.05%, 01/01/2021 ■►	140
	Fieldstone Mortgage Investment Corp.
145	0.54%, 04/25/2047 Δ	91
	First Horizon Alternative Mortgage Securities
497	2.33%, 04/25/2036 Δ	404
	First Investors Automotive Owner Trust
1,205	0.90%, 10/15/2018 ■	1,206
	GMAC Mortgage Corp. Loan Trust
930	3.70%, 09/19/2035 Δ	898
1,273	3.87%, 04/19/2036 Δ	1,113
	Goldman Sachs Mortgage Securities Corp. II
635	2.95%, 11/05/2034 ■	646
	Goldman Sachs Mortgage Securities Trust
510	4.86%, 11/10/2045 ■Δ	515
	Greenwich Capital Commercial Funding Corp.
150	6.06%, 07/10/2038 Δ	170
	GSAA Home Equity Trust
343	0.25%, 12/25/2046 Δ	221
1,943	0.27%, 03/25/2047 Δ	1,302
556	0.28%, 02/25/2037 Δ	306
52	0.30%, 03/25/2037 Δ	28
2,593	0.38%, 11/25/2036 Δ	1,438
2,000	0.40%, 03/25/2037 Δ	1,080
911	0.43%, 04/25/2047 Δ	574
2,427	0.52%, 04/25/2047 Δ	1,545
	GSAMP Trust
3,187	0.30%, 02/25/2037 Δ	1,737
1,634	0.40%, 11/25/2036 Δ	931
	GSR Mortgage Loan Trust
2,019	2.78%, 01/25/2036 Δ	1,733
392	3.01%, 05/25/2047 Δ	322
	Harborview Mortgage Loan Trust
1,207	0.39%, 01/19/2038 Δ	993
748	0.42%, 05/19/2047 Δ	370
297	0.56%, 09/19/2035 Δ	237
	HLSS Servicer Advance Receivables Backed Notes
1,765	1.50%, 01/16/2046 ■	1,779
1,365	1.99%, 10/15/2015 ■	1,391
140	3.47%, 01/15/2048 ■	144
3,726	3.96%, 10/15/2045 ■	3,861
	Honda Automotive Receivables Owner Trust
18	0.67%, 04/21/2014	18
	IMPAC Commercial Mortgage Backed Trust
1,150	1.00%, 10/25/2034 Δ	1,044
	IndyMac Index Mortgage Loan Trust
1,677	0.60%, 07/25/2046 Δ	856
676	2.56%, 08/25/2035 Δ	538
1,246	2.91%, 12/25/2036 Δ	1,059
410	2.92%, 09/25/2036 Δ	307

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.6% - (continued)
	United States - 6.5% - (continued)
	JP Morgan Chase Commercial Mortgage Securities Corp.
$540	2.75%, 10/15/2045 ■	$352
1,735	2.84%, 12/15/2047	1,770
1,040	4.67%, 10/15/2045 ■Δ	1,025
3,000	6.07%, 02/12/2051	3,328
	JP Morgan Mortgage Trust
1,525	4.13%, 05/25/2036 Δ	1,389
399	6.00%, 01/25/2037	356
	LB-UBS Commercial Mortgage Trust
310	5.43%, 02/15/2040	352
	Merrill Lynch Mortgage Investors Trust
897	2.88%, 07/25/2035 Δ	754
	Merrill Lynch Mortgage Trust
100	5.69%, 05/12/2039 Δ	113
	Merrill Lynch/Countrywide Commercial Mortgage Trust
400	5.73%, 06/12/2050 Δ	459
105	6.09%, 06/12/2046 Δ	119
	Morgan Stanley Capital I
100	5.25%, 01/15/2021 ■Δ	118
50	5.65%, 06/11/2017 Δ	59
625	6.28%, 01/11/2043 Δ	756
	Morgan Stanley Capital I Trust
40	5.16%, 10/12/2052 Δ	44
	Morgan Stanley Capital, Inc.
840	0.43%, 12/05/2016 Δ	435
	Morgan Stanley Dean Witter Capital I
778	1.85%, 03/25/2033 Δ	718
	Morgan Stanley Mortgage Loan Trust
2,139	0.37%, 11/25/2036 Δ	1,060
	Morgan Stanley Re-Remic Trust
1,100	5.79%, 08/15/2045 ■Δ	1,268
	Nationstar Agency Advance Funding Trust
250	3.23%, 02/15/2018 ■Δ	256
	Oaktree Real Estate Investments/Sabal
951	4.00%, 09/25/2044 ■	951
	OHA Intrepid Leveraged Loan Fund Ltd.
4,325	1.18%, 04/20/2021 ■†Δ	4,325
	Prestige Automotive Receivables Trust
2,735	1.09%, 02/15/2018 ■	2,736
175	1.23%, 12/15/2015 ■	176
	Race Point CLO Ltd.
2,040	1.54%, 02/20/2025 ■Δ	2,043
	Residential Accredit Loans, Inc.
524	2.99%, 11/25/2037 Δ	293
	RFMSI Trust
1,155	3.22%, 04/25/2037 Δ	996
	Santander Consumer USA, Inc.
165	2.32%, 04/15/2015 ■	166
	Sheridan Square CLO
2,435	1.38%, 04/15/2025 ■Δ	2,435
	SMA Issuer LLC
510	3.50%, 08/20/2025 ■	512
	SNAAC Automotive Receivables Trust
1,835	1.14%, 07/16/2018 ■	1,836
	Soundview Home Equity Loan Trust, Inc.
1,750	0.38%, 07/25/2037 Δ	831
309	0.49%, 06/25/2037 Δ	163
	Springleaf Mortgage Loan Trust
816	1.57%, 12/25/2059 ■	820
2,536	2.22%, 10/25/2057 ■	2,567
510	2.66%, 12/25/2059 ■	518
1,725	3.14%, 06/25/2058 ■	1,730
	Structured Adjustable Rate Mortgage Loan Trust
1,313	0.50%, 09/25/2034 Δ	1,152
	Structured Asset Mortgage Investments Trust
249	0.42%, 05/25/2046 Δ	144
	TAL Advantage LLC
1,273	2.83%, 02/22/2038 ■	1,277
	UBS-Barclays Commercial Mortgage Trust
2,050	3.18%, 03/10/2046 Δ	2,146
	Wells Fargo Mortgage Backed Securities Trust
1,103	2.91%, 12/28/2037 Δ	991
131	5.15%, 10/25/2035 Δ	129
	WF-RBS Commercial Mortgage Trust
1,925	3.07%, 03/15/2045	1,998
1,060	4.19%, 03/15/2045 ■Δ	835
1,195	4.46%, 12/15/2045 ■Δ	953
830	4.90%, 06/15/2044 ■	980
515	5.00%, 06/15/2044 ■	447
		103,732
	Total asset & commercial mortgage backed securities
	(cost $102,768)	$105,859

CORPORATE BONDS - 10.0%
	Australia - 0.0%
	FMG Resources Pty Ltd.
$35	6.00%, 04/01/2017 ■	$36
560	7.00%, 11/01/2015 ■	587
		623
	Brazil - 0.0%
	Fibria Overseas Finance Ltd.
125	7.50%, 05/04/2020 ■	142

	Canada - 0.4%
	Harvest Operations Corp.
41	6.88%, 10/01/2017	46
	Kinder Morgan Finance Co.
290	5.70%, 01/05/2016	317
	National Money Mart Co.
3,495	10.38%, 12/15/2016	3,761
	Novelis, Inc.
385	8.75%, 12/15/2020	437
	Quebecor Media, Inc.
98	7.75%, 03/15/2016	100
	Telesat LLC
1,300	6.00%, 05/15/2017 ■	1,385

The accompanying notes are an integral part of these financial statements.

7

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 10.0% - (continued)
		Canada - 0.4% - (continued)
		Videotron Ltee
	$36	5.00%, 07/15/2022	$37
	40	9.13%, 04/15/2018	42
			6,125
		Cayman Islands - 0.0%
		Agile Property Holdings Ltd.
	675	8.88%, 04/28/2017 ■	727

		France - 0.2%
		Banque PSA Finance S.A.
EUR	900	4.25%, 02/25/2016	1,212
EUR	350	4.88%, 09/25/2015 §	480
		BPCE S.A.
EUR	1,250	9.00%, 03/17/2015 ♠Δ	1,753
		Caisse D'Amortissement de la Dette Sociale
GBP	75	0.66%, 06/17/2013 Δ	116
			3,561
		Germany - 0.2%
		Unitymedia Hessen GmbH & Co.
EUR	2,000	9.63%, 12/01/2019 §	2,969

		Ireland - 0.3%
		Ardagh Glass Finance
EUR	375	7.13%, 06/15/2017 §	508
		Ardagh Packaging Finance plc
	1,395	4.88%, 11/15/2020 ■	1,426
EUR	850	9.25%, 10/15/2020 §	1,243
		Nara Cable Funding
EUR	700	8.88%, 12/01/2018 §	991
			4,168
		Italy - 0.1%
		Intesa Sanpaolo
EUR	850	9.50%, 10/29/2049	1,189

		Japan - 0.1%
		Softbank Corp.
	1,230	4.50%, 04/15/2020 ■	1,274

		Luxembourg - 0.3%
		Aguila 3 S.A.
	925	7.88%, 01/31/2018 ■	997
		Altice Financing S.A.
	610	9.88%, 12/15/2020 ■	695
		NII International Telecom Sarl
	85	11.38%, 08/15/2019 ■	98
		Ontex IV S.A.
EUR	625	7.50%, 04/15/2018 §	881
EUR	245	7.50%, 04/15/2018 ■	345
		Wind Acquisition Finance S.A.
EUR	1,250	7.38%, 02/15/2018 ■	1,741
			4,757
		Mexico - 0.0%
		Cemex S.A.B. de C.V.
	185	3.75%, 03/15/2018	244

		Netherlands - 0.4%
		AerCap Aviation Solutions B.V.
	200	6.38%, 05/30/2017	216
		Conti-Gummi Finance B.V.
EUR	50	7.13%, 10/15/2018 §	70
		ING Groep N.V.
EUR	1,645	8.00%, 04/29/2049	2,251
		Portugal Telecom SGPS S.A.
EUR	375	5.63%, 02/08/2016	528
		Sensata Technologies B.V.
	550	6.50%, 05/15/2019 ■	600
	300	6.50%, 05/15/2019 §	327
		UPC Holding B.V.
EUR	2,075	8.38%, 08/15/2020 §	3,046
			7,038
		Spain - 0.1%
		Santander Finance Preferred
GBP	700	11.30%, 07/29/2049	1,153

		Sweden - 0.1%
		TVN Finance Corp II AB
EUR	675	10.75%, 11/15/2017 §	969

		Switzerland - 0.0%
		UBS AG Jersey Bank
EUR	15	4.28%, 04/15/2015	20

		United Kingdom - 0.9%
		Bank of Scotland Capital Funding L.P.
GBP	850	6.06%, 05/31/2015 §♠	1,279
		Barclays Bank plc
GBP	550	14.00%, 06/15/2019 ♠	1,181
		British Telecommunications plc
	1,120	1.41%, 12/20/2013 Δ	1,127
		FCE Bank plc
EUR	300	7.25%, 07/15/2013 §	400
		HSBC Holdings plc
EUR	825	0.51%, 09/30/2020 Δ	1,046
	2,620	0.75%, 09/30/2013 ♠Δ	1,521
		Ineos Group Holdings plc
EUR	1,125	7.88%, 02/15/2016 §	1,506
		Intelsat Luxembourg S.A.
	215	6.75%, 06/01/2018 ■	226
	1,940	7.75%, 06/01/2021 ■	2,047
		Lloyds Banking Group plc
	1,270	0.57%, 08/29/2013 ♠Δ	654
		National Westminster Bank plc
	1,270	0.78%, 07/11/2013 ♠Δ	654
EUR	725	2.36%, 10/29/2049 Δ	706
		Royal Bank of Scotland Group plc
	2,075	9.50%, 03/16/2022 §	2,465
			14,812
		United States - 6.9%
		99 Cents Only Stores
	425	11.00%, 12/15/2019	491
		AbbVie, Inc.
	2,070	1.75%, 11/06/2017 ■	2,101
	2,395	2.00%, 11/06/2018 ■	2,435
		AES (The) Corp.
	270	7.75%, 10/15/2015	309
	50	8.00%, 10/15/2017	60

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 10.0% - (continued)
		United States - 6.9% - (continued)
		Air Lease Corp.
	$365	4.75%, 03/01/2020	$378
	346	6.13%, 04/01/2017	379
		Alere, Inc.
	400	9.00%, 05/15/2016	420
		Ally Financial, Inc.
	550	4.63%, 06/26/2015	580
	185	6.75%, 12/01/2014	199
	35	8.00%, 03/15/2020	44
		AMC Entertainment, Inc.
	686	8.75%, 06/01/2019	755
	734	9.75%, 12/01/2020	853
		American Builders & Contractors Supply Co., Inc.
	220	5.63%, 04/15/2021 ■	229
		American Electric Power Co., Inc.
	880	1.65%, 12/15/2017	889
		American Rock Salt Co. LLC
	10	8.25%, 05/01/2018 ■	10
		AmeriGas Finance LLC
	10	7.00%, 05/20/2022	11
		Anixter International, Inc.
	20	5.63%, 05/01/2019	21
		Antero Resources Finance Corp.
	10	7.25%, 08/01/2019	11
	110	9.38%, 12/01/2017	120
		ARAMARK Corp.
	1,790	5.75%, 03/15/2020 ■	1,875
		Associated Materials LLC
	25	9.13%, 11/01/2017	27
	220	9.13%, 11/01/2017 ■☼	237
		Audatex North America, Inc.
	501	6.75%, 06/15/2018 ■	539
		Avon Products, Inc.
	85	4.60%, 03/15/2020	91
	340	5.00%, 03/15/2023	370
		Ball Corp.
	20	7.13%, 09/01/2016	21
		Bank of America Corp.
	1,505	3.30%, 01/11/2023	1,524
		BE Aerospace, Inc.
	275	6.88%, 10/01/2020	309
		Biomet, Inc.
	1,210	6.50%, 08/01/2020 - 10/01/2020 ■	1,316
		BioScrip, Inc.
	125	10.25%, 10/01/2015	132
		Building Materials Corp.
	430	6.88%, 08/15/2018 ■	464
		Caesars Entertainment Operating Co., Inc.
	110	8.50%, 02/15/2020	106
		Calpine Corp.
	351	7.25%, 10/15/2017 ■	372
		Case Corp.
	95	7.25%, 01/15/2016	107
		CC Holdings GS V LLC
	1,235	2.38%, 12/15/2017 ■	1,249
		CCO Holdings LLC
	95	5.25%, 09/30/2022	97
	195	7.25%, 10/30/2017	211
	1,300	7.38%, 06/01/2020	1,459
	425	8.13%, 04/30/2020	480
		CDW Escrow Corp.
	3,705	8.50%, 04/01/2019	4,154
		Cedar Fair L.P.
	710	5.25%, 03/15/2021 ■	726
		Chesapeake Energy Corp.
	65	2.50%, 05/15/2037 ۞	62
	60	9.50%, 02/15/2015	68
		Cinemark USA, Inc.
	760	5.13%, 12/15/2022 ■	787
		CIT Group, Inc.
	30	5.00%, 05/15/2017	33
	30	5.25%, 04/01/2014 ■	31
	65	5.25%, 03/15/2018	72
		Clean Harbors, Inc.
	640	5.13%, 06/01/2021 ■	670
		CNH Capital LLC
	3,205	3.63%, 04/15/2018 ■	3,261
	205	3.88%, 11/01/2015	212
	230	6.25%, 11/01/2016	255
		Community Choice Financial, Inc.
	225	10.75%, 05/01/2019	219
		Community Health Systems, Inc.
	515	5.13%, 08/15/2018	551
	1,930	7.13%, 07/15/2020	2,157
		ConAgra Foods, Inc.
	1,295	1.90%, 01/25/2018	1,319
		Constellation Brands, Inc.
	195	4.25%, 05/01/2023 ☼	195
		Continental Rubber of America Corp.
	1,445	4.50%, 09/15/2019 ■	1,500
		Credit Acceptance Corp.
	905	9.13%, 02/01/2017	986
		Cricket Communications, Inc.
	260	7.75%, 05/15/2016	270
		Crown Americas, Inc.
	20	6.25%, 02/01/2021	22
		DaVita, Inc.
	1,120	5.75%, 08/15/2022	1,193
		Deluxe Corp.
	395	7.00%, 03/15/2019	433
		Deutsche Postbank IV
EUR	200	5.98%, 06/29/2017 Δ	251
		DigitalGlobe, Inc.
	330	5.25%, 02/01/2021 ■	333
		DISH DBS Corp.
	1,735	6.75%, 06/01/2021	1,874
		Easton-Bell Sports, Inc.
	1,375	9.75%, 12/01/2016	1,480
		Emdeon, Inc.
	25	11.00%, 12/31/2019	29
		Endeavour International Corp.
	390	12.00%, 03/01/2018	370
		Enterprise Products Operating LLC
	860	1.25%, 08/13/2015	867

The accompanying notes are an integral part of these financial statements.

9

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 10.0% - (continued)
	United States - 6.9% - (continued)
	EPE Holding/EP Energy Bond
$700	8.13%, 12/15/2017 ■Þ	$725
	Equinix, Inc.
70	4.88%, 04/01/2020	73
	Everest Acquisition LLC
80	9.38%, 05/01/2020	93
	Exelixis, Inc.
195	4.25%, 08/15/2019 ۞	203
	Ferrellgas Partners L.P.
6	6.50%, 05/01/2021	6
350	9.13%, 10/01/2017	374
	Ferro Corp.
335	7.88%, 08/15/2018	353
	Freescale Semiconductor, Inc.
350	10.13%, 03/15/2018 ■	388
	Fresenius Medical Care U.S. Finance II, Inc.
435	5.63%, 07/31/2019 ■	486
610	5.88%, 01/31/2022 ■	698
60	9.00%, 07/15/2015 ■	69
	Gibraltar Industries, Inc.
170	6.25%, 02/01/2021 ■	182
	Goldman Sachs Group, Inc.
9,425	2.38%, 01/22/2018	9,605
	Gray Television, Inc.
335	7.50%, 10/01/2020	363
	GRD Holding III Corp.
390	10.75%, 06/01/2019 ■	419
	Greektown Superholdings, Inc.
425	13.00%, 07/01/2015	456
	Harrah's Operating Co., Inc.
120	11.25%, 06/01/2017	127
	HCA, Inc.
286	5.88%, 05/01/2023	311
120	6.38%, 01/15/2015	129
220	7.50%, 11/15/2095	204
	Hertz Corp.
430	7.50%, 10/15/2018	476
	Hertz Global Holdings, Inc.
50	5.88%, 10/15/2020	55
35	6.25%, 10/15/2022	39
	Hexion U.S. Finance Corp.
55	6.63%, 04/15/2020	57
	Hologic, Inc.
300	2.00%, 03/01/2042 ۞	306
2,250	6.25%, 08/01/2020	2,430
	Intel Corp.
1,475	3.25%, 08/01/2039 ۞	1,892
	International Lease Finance Corp.
215	5.65%, 06/01/2014	225
75	6.50%, 09/01/2014 ■	80
190	8.63%, 09/15/2015	217
	Iron Mountain, Inc.
30	7.75%, 10/01/2019	34
610	8.38%, 08/15/2021	682
	Isle of Capri Casinos, Inc.
850	7.75%, 03/15/2019	935
255	8.88%, 06/15/2020	281
	J.M. Huber Corp.
10	9.88%, 11/01/2019 ■	12
	JC Penney Corp., Inc.
205	5.65%, 06/01/2020	176
215	6.38%, 10/15/2036	172
195	7.40%, 04/01/2037	164
	K Hovnanian Enterprises, Inc.
176	9.13%, 11/15/2020 ■	200
	KB Home
235	1.38%, 02/01/2019 ۞	272
75	7.50%, 09/15/2022	85
175	8.00%, 03/15/2020	206
	KB Home & Broad Home Corp.
420	6.25%, 06/15/2015	454
	Ladder Capital Finance Holdings LLC
450	7.38%, 10/01/2017 ■	467
	Lawson Software, Inc.
380	9.38%, 04/01/2019	433
	Lender Processing Services, Inc.
205	5.75%, 04/15/2023	219
	Lennar Corp.
90	5.60%, 05/31/2015	97
	Level 3 Communications, Inc.
500	11.88%, 02/01/2019	588
	Level 3 Financing, Inc.
825	4.21%, 02/15/2015 Δ	825
700	8.63%, 07/15/2020	791
	MarkWest Energy Partners L.P.
13	6.25%, 06/15/2022	14
	Masco Corp.
140	4.80%, 06/15/2015	147
	Mediacom LLC
315	9.13%, 08/15/2019	352
	MetroPCS Wireless, Inc.
110	7.88%, 09/01/2018	121
	Michaels Stores, Inc.
945	7.75%, 11/01/2018	1,038
	Micron Technology, Inc.
856	1.63%, 02/15/2033 ۞■	969
945	2.13%, 02/15/2033 ۞■	1,054
	MPM Escrow LLC/MPM Finance Corp.
200	8.88%, 10/15/2020	218
	Nationstar Mortgage LLC
456	7.88%, 10/01/2020 ■	511
	NBC Universal Enterprise
680	5.25%, 12/19/2049 ■	686
	NCR Corp.
470	4.63%, 02/15/2021 ■	470
	Newmont Mining Corp.
62	1.63%, 07/15/2017 ۞	70
	NII Capital Corp.
260	7.63%, 04/01/2021	230
70	8.88%, 12/15/2019	66
	Nortek, Inc.
550	8.50%, 04/15/2021	615
100	8.50%, 04/15/2021 ■	111
	Nuveen Investments, Inc.
1,400	9.13%, 10/15/2017 ■	1,494
	ON Semiconductor Corp.
620	2.63%, 12/15/2026 ۞	705
	Owens-Brockway Glass Container, Inc.
85	7.38%, 05/15/2016	97

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 10.0% - (continued)
		United States - 6.9% - (continued)
		P.H. Glatfelter Co.
	$30	5.38%, 10/15/2020	$32
		PC Merger Sub, Inc.
	290	8.88%, 08/01/2020 ■	328
		Peabody Energy Corp.
	540	7.38%, 11/01/2016	618
		Pinnacle Foods Finance LLC
	1,885	4.88%, 05/01/2021 ■	1,939
		Pioneer Natural Resources Co.
	40	5.88%, 07/15/2016	45
		Ply Gem Industries, Inc.
	1,575	8.25%, 02/15/2018	1,725
		Provident Funding Associates L.P.
	55	10.25%, 04/15/2017 ■	61
		Pulte Homes, Inc.
	45	6.38%, 05/15/2033	46
		Radiation Therapy Services, Inc.
	50	8.88%, 01/15/2017	48
	70	9.88%, 04/15/2017	42
		Range Resources Corp.
	15	6.75%, 08/01/2020	17
		Realogy Corp.
	75	7.63%, 01/15/2020 ■	86
		Reynolds Group Issuer, Inc.
	100	7.13%, 04/15/2019 Δ	108
		Rosetta Resources, Inc.
	85	9.50%, 04/15/2018	94
		Royal Caribbean Cruises Ltd.
	630	5.25%, 11/15/2022	652
	200	7.25%, 06/15/2016	227
		RSC Equipment Rental, Inc./RSC Holdings
	510	10.25%, 11/15/2019	590
		SABMiller Holdings, Inc.
	800	2.45%, 01/15/2017 ■	838
		Savient Pharmaceuticals, Inc.
	205	4.75%, 02/01/2018 ۞	49
		SBA Telecommunications, Inc.
	170	8.25%, 08/15/2019	188
		Service Corp. International
	775	7.00%, 05/15/2019	848
		Sinclair Television Group, Inc.
	400	8.38%, 10/15/2018	446
	1,645	9.25%, 11/01/2017 ■	1,785
		SLM Corp.
	235	6.25%, 01/25/2016	256
	100	8.45%, 06/15/2018	117
		Softbrands, Inc.
	475	11.50%, 07/15/2018	561
		Sovereign Capital Trust IV
	125	7.91%, 06/13/2036	132
		Spectrum Brands Holdings, Inc.
	950	6.38%, 11/15/2020 ■	1,038
	940	6.63%, 11/15/2022 ■	1,036
		Speedway Motorsports, Inc.
	1,375	6.75%, 02/01/2019	1,476
		Sprint Nextel Corp.
	75	7.00%, 03/01/2020 ■	85
	75	9.00%, 11/15/2018 ■	92
		Syniverse Holdings, Inc.
	350	9.13%, 01/15/2019	388
		Tempur-Pedic International, Inc.
	395	6.88%, 12/15/2020 ■	431
		Tenet Healthcare Corp.
	465	9.25%, 02/01/2015	525
		Texas Competitive Electric Co.
	925	11.50%, 10/01/2020 ■	728
		TitleMax, Inc.
	285	13.25%, 07/15/2015	311
		TransDigm Group, Inc.
	50	7.75%, 12/15/2018	55
		TRW Automotive, Inc.
	96	8.88%, 12/01/2017 ■	104
		United Rentals North America, Inc.
	10	5.75%, 07/15/2018	11
		UR Merger Sub Corp.
	775	8.38%, 09/15/2020	876
		Valassis Communications, Inc.
	3,290	6.63%, 02/01/2021	3,487
		Warner Chilcott plc
	745	7.75%, 09/15/2018	808
		Weekley Homes LLC
	50	6.00%, 02/01/2023 ■	52
		Windstream Corp.
	410	6.38%, 08/01/2023	424
		Wynn Las Vegas LLC
	20	7.75%, 08/15/2020	23
		XM Satellite Radio, Inc.
	490	7.63%, 11/01/2018 ■	544
		Yankee Acquisition Corp.
	695	9.75%, 02/15/2017	720
		Zoetis, Inc.
	1,560	1.88%, 02/01/2018 ■	1,578
			109,433
		Total corporate bonds
		(cost $155,508)	$159,204

FOREIGN GOVERNMENT OBLIGATIONS - 58.1%
		Australia - 4.3%
		Australian Government
AUD	13,100	4.25%, 07/21/2017	$14,436
AUD	9,610	5.25%, 03/15/2019	11,260
AUD	23,730	5.75%, 07/15/2022	29,865
AUD	12,000	6.25%, 04/15/2015	13,306
			68,867
		Brazil - 0.1%
		Brazil (Republic of)
BRL	2,555	10.00%, 01/01/2017	1,319

		Canada - 6.3%
		Canada (Government of)
CAD	57,000	1.50%, 08/01/2015 - 09/01/2017	57,378
CAD	42,720	2.25%, 08/01/2014	43,067
			100,445

The accompanying notes are an integral part of these financial statements.

11

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 58.1% - (continued)
		Denmark - 6.0%
		Denmark (Kingdom of)
DKK	67,000	2.50%, 11/15/2016	$12,832
DKK	136,500	3.00%, 11/15/2021	28,160
DKK	209,330	4.00%, 11/15/2017 - 11/15/2019	43,615
DKK	36,995	7.00%, 11/10/2024	10,536
			95,143
		Finland - 8.2%
		Finland (Republic of)
EUR	21,840	1.75%, 04/15/2016	30,106
EUR	7,340	3.13%, 09/15/2014	10,075
EUR	24,440	3.50%, 04/15/2021	37,992
EUR	24,580	3.88%, 09/15/2017	37,178
EUR	10,700	4.25%, 07/04/2015	15,360
			130,711
		France - 0.2%
		France (Government of)
EUR	1,490	4.50%, 04/25/2041	2,594

		Germany - 4.1%
		Bundesobligation
EUR	21,000	0.50%, 02/23/2018	27,885
EUR	6,555	2.25%, 04/10/2015	9,007
		Bundesrepublik Deutschland
EUR	9,810	1.50%, 09/04/2022 - 02/15/2023	13,322
EUR	10,650	2.00%, 01/04/2022	15,204
			65,418
		Mexico - 2.7%
		Mexican Bonos De Desarrollo
MXN	453,307	6.50%, 06/09/2022	42,915

		Norway - 7.2%
		Norway (Kingdom of)
NOK	120,515	3.75%, 05/25/2021	23,900
NOK	157,665	4.25%, 05/19/2017	30,525
NOK	132,625	4.50%, 05/22/2019	26,951
NOK	159,060	5.00%, 05/15/2015	29,678
NOK	23,425	6.50%, 05/15/2013	4,069
			115,123
		Singapore - 8.7%
		Singapore (Government of)
SGD	15,385	2.38%, 04/01/2017	13,481
SGD	6,000	2.88%, 07/01/2015	5,151
SGD	6,215	3.13%, 09/01/2022	5,827
SGD	26,245	3.25%, 09/01/2020	24,595
SGD	52,960	3.63%, 07/01/2014	44,715
SGD	49,830	3.75%, 09/01/2016	45,153
			138,922
		Sweden - 10.3%
		Sweden (Kingdom of)
SEK	113,515	1.50%, 11/13/2023	17,345
SEK	114,900	3.00%, 07/12/2016	18,888
SEK	179,000	3.50%, 06/01/2022	32,250
SEK	149,930	3.75%, 08/12/2017	25,757
SEK	100,855	4.25%, 03/12/2019	18,217
SEK	311,000	6.75%, 05/05/2014	50,787
			163,244
		Venezuela - 0.0%
		Venezuela (Republic of)
	$575	8.50%, 10/08/2014	586

		Total foreign government obligations
		(cost $901,790)	$925,287

SENIOR FLOATING RATE INTERESTS ♦ - 1.7%
		Australia - 0.0%
		Fortescue Metals Group Ltd.
	$284	5.25%, 10/18/2017	$289

		Denmark - 0.1%
		ISS A/S
	1,180	03/24/2018 ◊☼	1,185

		France - 0.1%
		Alcatel-Lucent
EUR	1,387	7.50%, 01/30/2019	1,845

		Germany - 0.0%
		Kabel Deutschland Holding AG
	100	3.25%, 02/01/2019	100

		United States - 1.5%
		AMC Entertainment, Inc.
	880	04/23/2020 ◊☼	886
		American Builders & Contractors Supply Co.
	1,305	3.50%, 04/05/2020	1,315
		Apex Tool Group LLC
	260	4.50%, 01/31/2020	263
		Arch Coal, Inc.
	1,049	5.75%, 05/16/2018	1,063
		Asurion LLC
	1,149	4.50%, 05/24/2019	1,162
		Bausch & Lomb, Inc.
	134	5.25%, 05/17/2019	135
		Calpine Corp.
	716	4.00%, 10/09/2019	725
		Capital Automotvie L.P.
	501	4.25%, 04/05/2019 ☼	505
		Chrysler Group LLC
	99	6.00%, 05/24/2017	100
		Cumulus Media, Inc.
	99	4.50%, 09/17/2018	100
		Epicor Software Corp.
	186	4.50%, 05/16/2018	188
		First Data Corp.
	2,685	4.20%, 09/30/2018	2,673
		First Data Corp., Extended 1st Lien Term Loan
	290	4.20%, 03/23/2018	289
		Fly Leasing Ltd.
	531	5.75%, 08/08/2018	538
		Freescale Semiconductor, Inc.
	1,149	5.00%, 03/01/2020	1,165
		Gray Television, Inc.
	178	4.75%, 10/12/2019	181

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 1.7% - (continued)
		United States - 1.5% - (continued)
		Houghton International, Inc.
	$195	5.25%, 12/20/2019	$197
		Lawson Software, Inc.
	100	5.25%, 04/05/2018	101
		Leap Wireless International, Inc.
	995	4.75%, 03/01/2020	999
		Light Tower Fiber LLC
	1,105	4.50%, 04/01/2020	1,116
		MGM Resorts International
	529	4.25%, 12/20/2019	536
		Nuveen Investments, Inc.
	1,776	4.20%, 05/13/2017 ☼	1,796
		Realogy Corp., Extended 1st Lien Term Loan B
	213	4.01%, 03/05/2020	216
		Sprouts Farmers Markets Holdings LLC
	1,545	04/12/2020 ◊☼	1,549
		Star West Generation LLC
	780	5.00%, 03/13/2020	795
		Syniverse Holdings, Inc.
	199	5.00%, 04/23/2019	200
		Walter Investment Management
	1,169	5.75%, 11/28/2017	1,188
		Weight Watchers International, Inc.
	2,875	3.75%, 04/02/2020	2,865
			22,846
		Total senior floating rate interests
		(cost $25,950)	$26,265

U.S. GOVERNMENT AGENCIES - 0.0%
		United States - 0.0%
		FHLMC
	$1,518	0.60%, 08/25/2016 ►	$65

		Total U.S. government agencies
		(cost $64)	$65

U.S. GOVERNMENT SECURITIES - 12.2%
		United States - 12.2%
		U.S. Treasury Bonds
	$5,365	3.13%, 02/15/2043	$5,621

		U.S. Treasury Notes
	60,000	0.13%, 08/31/2013 - 09/30/2013	60,007
	38,990	0.25%, 08/31/2014 - 05/15/2015 ‡	39,019
	30,000	0.50%, 10/15/2013	30,056
	43,265	0.75%, 12/31/2017 - 02/28/2018 ╦	43,534
	10,405	1.63%, 08/15/2022	10,435
	5,435	2.00%, 02/15/2022 - 02/15/2023 ØΘ	5,639
			188,690
		Total U.S. government securities
		(cost $193,445)	$194,311

Contracts			Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
		Foreign Exchange Contracts - 0.0%
		USD Call/CNY Put
	11,362	Expiration: 06/23/2013	$—

Shares or Principal Amount ╬			Market Value ╪
CALL OPTIONS PURCHASED - 0.0% - (continued)
		Interest Rate Contracts - 0.0%
		U.S. Treasury 30-Year Bond Future Option
	—	Expiration: 05/28/2013, Exercise Price: $150.00	$236
			236
		Total call options purchased
		(cost $297)	$236

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
		Foreign Exchange Contracts - 0.0%
		AUD Put/USD Call
AUD	8,493	Expiration: 05/09/2013	$—
		CAD Put/JPY Call
CAD	2,627	Expiration: 07/11/2013	32
		EUR Put/USD Call
EUR	9,380	Expiration: 08/01/2013	184
		GBP Put/USD Call
GBP	239	Expiration: 09/17/2013 æ	18
GBP	238	Expiration: 09/24/2013 Є	29
			263
		Total put options purchased
		(cost $364)	$263

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 0.1%
		United States - 0.1%
	7	Citigroup Capital XIII	$196
	42	GMAC Capital Trust I ۞	1,150
	7	Intelsat S.A., 5.75% ۞	383
			1,729
		Total preferred stocks
		(cost $1,649)	$1,729

		Total long-term investments
		(cost $1,381,835)	$1,413,219

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 9.0%
		Repurchase Agreements - 6.7%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $4,267, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $4,352)
	$4,267	0.17%, 4/30/2013	$4,267
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in
the amount of $11,625, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note
		0.75%, 2013, value of $11,858)
	11,625	0.15%, 4/30/2013	11,625

The accompanying notes are an integral part of these financial statements.

13

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 9.0% - (continued)
	Repurchase Agreements - 6.7% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $22,391, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $22,838)
$22,391	0.15%, 4/30/2013		$22,391
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $31,098, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $31,720)
31,098	0.14%, 4/30/2013		31,098
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,592, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $5,704)
5,592	0.17%, 4/30/2013		5,592
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $18,950, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $19,329)
18,949	0.14%, 4/30/2013		18,949
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $13,323, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $13,589)
13,323	0.17%, 4/30/2013		13,323
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $238, collateralized by U.S. Treasury Note 3.88%, 2018, value of $243)
237	0.13%, 4/30/2013		237
			107,482
	U.S. Treasury Bills - 2.3%
35,800	0.05%, 05/09/2013 - 07/25/2013 ○		$35,796

	Total short-term investments
	(cost $143,278)		$143,278

	Total investments
	(cost $1,525,113) ▲	97.7%	$1,556,497
	Other assets and liabilities	2.3%	36,930
	Total net assets	100.0%	$1,593,427

The accompanying notes are an integral part of these financial statements.

14

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $1,525,180 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,719
Unrealized Depreciation	(1,402)
Net Unrealized Appreciation	$31,317

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $4,325, which represents 0.3% of total net assets.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $100,863, which represents 6.3% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $17,134, which represents 1.1% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2013.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $5,463 at April 30, 2013.

◊	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.

æ	This security has limitations. If the U.S. Dollar per British Pound exchange rate is less than or equal to the barrier level of 1.39 at any point during the contract period, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Є	This security has limitations. If the U.S. Dollar per British Pound exchange rate is less than or equal to the barrier level of 1.41 at any point during the contract period, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

15

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $4,937 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $4,124, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Θ	At April 30, 2013, this security, or a portion of this security, is designated to cover written call options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*		Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
USD Call/CNY Put (SCB)	Foreign Exchange	6.78 CNY	06/23/2013	CNY	11,362,000	$–	$40	$40

* The number of contracts does not omit 000's.  Number of contracts shown in  U.S. dollars unless otherwise noted.

Ø	At April 30, 2013, this security, or a portion of this security, collateralized the written put options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*		Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
CAD Put/JPY Call Ҹ	Foreign Exchange	103.00 CAD	07/11/2013	CAD	68,000	$15	$31	$16

*	The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.
Ҹ	This security has limitations. If the Japanese Yen per Canadian Dollar exchange rate is less than or equal to the barrier level of 103.00 at any point during the contract period, the Fund will be required to pay the counterparty the equivalent of par on the number of contracts traded.

Futures Contracts Outstanding at April 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	593	06/17/2013	$74,588	$76,795	$2,207
Australian 3-Year Bond Future	569	06/17/2013	64,736	64,830	94
Canadian Government 10-Year Bond Future	109	06/19/2013	14,781	14,794	13
Euro-Schatz Future	196	06/06/2013	28,587	28,587	–
U.S. Treasury 10-Year Note Future	213	06/19/2013	28,363	28,406	43
U.S. Treasury 2-Year Note Future	741	06/28/2013	163,342	163,483	141
U.S. Treasury 30-Year Bond Future	640	06/19/2013	93,969	94,960	991
U.S. Treasury CME Ultra Long Term Bond Future	117	06/19/2013	18,295	19,228	933
					$4,422
Short position contracts:
Euro BUXL 30-Year Bond Future	176	06/06/2013	$31,629	$32,130	$(501)
Euro-BOBL Future	855	06/06/2013	142,726	142,697	29
Euro-BTP Future	83	06/06/2013	12,375	12,674	(299)
Euro-BUND Future	341	06/06/2013	65,870	65,826	44
Euro-OAT Future	358	06/06/2013	64,892	65,906	(1,014)
Japan 10-Year Bond Future	50	06/11/2013	74,308	74,129	179
Long Gilt Future	860	06/26/2013	158,566	160,319	(1,753)
U.S. Treasury 5-Year Note Future	282	06/28/2013	35,052	35,149	(97)
					$(3,412)
					$1,010

* The number of contracts does not omit 000's.

Cash of $13,628 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

16

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/2013	BCLY	$3,321	$3,321	$–
AUD	Buy	05/31/2013	NAB	74,214	74,999	785
AUD	Buy	05/31/2013	UBS	1,175	1,178	3
AUD	Buy	05/31/2013	WEST	27,937	28,251	314
AUD	Sell	05/31/2013	CBA	1,141	1,153	(12)
AUD	Sell	05/31/2013	CBK	4,730	4,736	(6)
AUD	Sell	05/01/2013	JPM	99	99	–
AUD	Sell	05/31/2013	MSC	2,373	2,373	–
AUD	Sell	05/31/2013	MSC	31,480	31,572	(92)
AUD	Sell	05/31/2013	NAB	2,288	2,314	(26)
AUD	Sell	05/31/2013	WEST	150,131	151,816	(1,685)
BRL	Sell	06/04/2013	UBS	1,311	1,299	12
CAD	Buy	05/31/2013	BCLY	13,085	13,204	119
CAD	Buy	05/31/2013	BCLY	3,504	3,504	–
CAD	Buy	05/31/2013	RBC	27,751	28,264	513
CAD	Buy	05/31/2013	SSG	2,349	2,380	31
CAD	Buy	05/31/2013	UBS	5,774	5,775	1
CAD	Sell	05/01/2013	BCLY	13,093	13,214	(121)
CAD	Sell	05/31/2013	BCLY	27,867	28,388	(521)
CAD	Sell	05/31/2013	BMO	72,679	73,542	(863)
CAD	Sell	05/31/2013	BNP	27,866	28,384	(518)
CAD	Sell	05/01/2013	JPM	6	6	–
CAD	Sell	05/31/2013	RBC	27,865	28,380	(515)
CAD	Sell	05/31/2013	WEST	941	952	(11)
CHF	Buy	05/31/2013	GSC	1,119	1,137	18
CHF	Buy	05/31/2013	RBS	1,123	1,138	15
CHF	Sell	05/31/2013	CSFB	4,515	4,545	(30)
CHF	Sell	05/31/2013	GSC	1,177	1,194	(17)
CHF	Sell	05/31/2013	JPM	3,608	3,609	(1)
CHF	Sell	05/31/2013	UBS	1,176	1,194	(18)
CZK	Buy	05/31/2013	JPM	182	184	2
CZK	Buy	06/19/2013	JPM	369	371	2
CZK	Buy	05/31/2013	RBS	2,176	2,204	28
CZK	Sell	05/31/2013	JPM	48	49	(1)
DKK	Sell	05/31/2013	DEUT	1,431	1,430	1
DKK	Sell	05/31/2013	RBC	94,066	95,098	(1,032)
EUR	Buy	05/31/2013	BCLY	44,971	45,555	584
EUR	Buy	05/31/2013	BNP	5,967	5,967	–
EUR	Buy	05/31/2013	CBK	6,439	6,461	22
EUR	Buy	05/31/2013	DEUT	4,166	4,169	3
EUR	Buy	05/31/2013	DEUT	5,714	5,707	(7)
EUR	Buy	05/31/2013	GSC	1,173	1,187	14
EUR	Buy	05/31/2013	GSC	5,707	5,706	(1)
EUR	Buy	05/01/2013	JPM	84	84	–
EUR	Buy	05/22/2013	JPM	286	290	4
EUR	Buy	05/31/2013	JPM	121,696	121,829	133
EUR	Buy	05/31/2013	RBS	1,137	1,145	8
EUR	Buy	05/31/2013	UBS	2,481	2,508	27
EUR	Sell	05/22/2013	BCLY	24,527	24,587	(60)
EUR	Sell	05/31/2013	BCLY	54,517	55,268	(751)
EUR	Sell	05/31/2013	BNP	46,660	47,305	(645)
EUR	Sell	05/31/2013	CBK	47,810	48,447	(637)
EUR	Sell	05/31/2013	DEUT	3,430	3,462	(32)
EUR	Sell	05/31/2013	GSC	1,135	1,146	(11)
EUR	Sell	05/31/2013	JPM	1,227	1,237	(10)
EUR	Sell	05/31/2013	RBC	46,682	47,308	(626)
EUR	Sell	05/31/2013	RBS	2,167	2,195	(28)
EUR	Sell	05/21/2013	SCB	719	724	(5)

The accompanying notes are an integral part of these financial statements.

17

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/2013	UBS	$1,042	$1,041	$1
EUR	Sell	05/31/2013	UBS	229	231	(2)
EUR	Sell	05/31/2013	WEST	46,678	47,308	(630)
GBP	Buy	05/31/2013	BNP	56,998	56,996	(2)
GBP	Buy	05/31/2013	CBK	5,724	5,769	45
GBP	Sell	05/22/2013	BCLY	3,679	3,732	(53)
GBP	Sell	05/01/2013	JPM	135	135	–
GBP	Sell	05/31/2013	JPM	1,297	1,305	(8)
GBP	Sell	05/31/2013	UBS	9,207	9,376	(169)
HUF	Buy	05/31/2013	CBK	1,193	1,204	11
HUF	Sell	05/31/2013	BNP	2,210	2,237	(27)
ILS	Sell	06/19/2013	JPM	215	221	(6)
INR	Buy	05/31/2013	BNP	1,149	1,146	(3)
INR	Buy	05/31/2013	JPM	3,378	3,401	23
INR	Buy	05/31/2013	MSC	2,393	2,376	(17)
JPY	Buy	05/31/2013	CBK	4,760	4,772	12
JPY	Buy	05/31/2013	MSC	1,163	1,183	20
JPY	Buy	05/31/2013	NAB	10,076	10,276	200
JPY	Buy	05/31/2013	RBS	1,161	1,183	22
JPY	Sell	05/31/2013	CBK	3,451	3,463	(12)
JPY	Sell	05/01/2013	JPM	58	58	–
JPY	Sell	05/31/2013	JPM	1,135	1,140	(5)
KRW	Buy	05/31/2013	JPM	97,067	97,182	115
KRW	Sell	05/31/2013	BCLY	11,204	11,396	(192)
MXN	Buy	05/31/2013	BCLY	1,851	1,849	(2)
MXN	Buy	05/31/2013	RBC	37,067	37,550	483
MXN	Sell	05/31/2013	CBK	31,364	31,455	(91)
MXN	Sell	05/31/2013	DEUT	1,207	1,208	(1)
MXN	Sell	05/31/2013	RBC	41,830	42,375	(545)
MYR	Buy	05/31/2013	CBK	45,201	45,161	(40)
MYR	Buy	05/31/2013	UBS	45,231	45,161	(70)
NOK	Buy	05/31/2013	GSC	2,229	2,272	43
NOK	Buy	05/31/2013	JPM	57,356	57,343	(13)
NOK	Sell	05/31/2013	DEUT	847	845	2
NOK	Sell	05/31/2013	GSC	143	146	(3)
NOK	Sell	05/31/2013	MSC	117,963	120,651	(2,688)
NZD	Buy	05/31/2013	BCLY	2,559	2,558	(1)
NZD	Buy	05/31/2013	CBA	28,443	29,007	564
NZD	Sell	05/31/2013	NAB	31,530	31,565	(35)
PLN	Sell	05/31/2013	BNP	3,509	3,508	1
PLN	Sell	05/31/2013	UBS	1,146	1,152	(6)
SEK	Buy	05/31/2013	CSFB	2,245	2,277	32
SEK	Buy	05/31/2013	DEUT	3,343	3,404	61
SEK	Buy	05/31/2013	DEUT	2,017	2,014	(3)
SEK	Buy	05/31/2013	JPM	57,566	57,453	(113)
SEK	Sell	05/02/2013	CSFB	2,246	2,278	(32)
SEK	Sell	05/31/2013	DEUT	90,481	92,459	(1,978)
SEK	Sell	05/31/2013	JPM	90,487	92,458	(1,971)
SEK	Sell	05/31/2013	WEST	921	934	(13)
SGD	Buy	05/31/2013	GSC	45,549	45,551	2
SGD	Buy	05/31/2013	MSC	45,484	45,551	67
SGD	Sell	05/31/2013	JPM	143,656	144,715	(1,059)
ZAR	Buy	05/31/2013	CSFB	4,453	4,613	160
ZAR	Sell	05/31/2013	CBK	2,402	2,400	2
						$(13,567)

The accompanying notes are an integral part of these financial statements.

18

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.06	BCLY		$940	(0.32)%	07/25/45	$532	$246	$(286)
ABX.HE.AAA.06	BCLY		983	(0.18)%	07/25/45	70	16	(54)
ABX.HE.AAA.06	BOA		5,357	(0.18)%	07/25/45	295	85	(210)
ABX.HE.AAA.06	GSC		4,210	(0.18)%	07/25/45	372	68	(304)
ABX.HE.AAA.06	MSC		2,016	(0.18)%	07/25/45	205	33	(172)
ABX.HE.AAA.06-1	CBK		344	(0.18)%	07/25/45	7	6	(1)
ABX.HE.AAA.06-1	MSC		741	(0.18)%	07/25/45	15	12	(3)
ABX.HE.PENAAA.06	BCLY		1,148	(0.11)%	05/25/46	328	193	(135)
ABX.HE.PENAAA.06	GSC		327	(0.11)%	05/25/46	82	55	(27)
ABX.HE.PENAAA.06	JPM		1,689	(0.11)%	05/25/46	414	284	(130)
ABX.HE.PENAAA.06	MSC		1,987	(0.11)%	05/25/46	528	336	(192)
ABX.HE.PENAAA.06-2	JPM		271	(0.11)%	05/25/46	49	46	(3)
ABX.HE.PENAAA.07	BCLY		2,759	(0.76)%	01/25/38	938	938	–
ABX.HE.PENAAA.07	JPM		4,471	(0.09)%	08/25/37	1,839	1,470	(369)
ABX.HE.PENAAA.07-1	JPM		345	(0.09)%	08/25/37	120	113	(7)
CDX.NA.HY.19	BCLY		2,320	(5.00)%	12/20/17	16	(164)	(180)
CDX.NA.HY.19	BOA		3,945	(5.00)%	12/20/17	(8)	(279)	(271)
CDX.NA.HY.20	JPM		11,925	(5.00)%	06/20/18	(350)	(733)	(383)
CMBX.NA.A.1	CBK		705	(0.35)%	10/12/52	302	268	(34)
CMBX.NA.A.1	DEUT		1,520	(0.35)%	10/12/52	685	578	(107)
CMBX.NA.A.1	GSC		365	(0.35)%	10/12/52	165	139	(26)
CMBX.NA.A.1	MSC		865	(0.35)%	10/12/52	358	329	(29)
CMBX.NA.AA.1	CSI		1,560	(0.25)%	10/12/52	339	278	(61)
CMBX.NA.AA.1	DEUT		1,850	(0.25)%	10/12/52	391	329	(62)
CMBX.NA.AA.1	JPM		1,445	(0.25)%	10/12/52	286	257	(29)
CMBX.NA.AA.1	UBS		925	(0.25)%	10/12/52	195	165	(30)
CMBX.NA.AA.2	BOA		2,180	(0.15)%	03/15/49	828	726	(102)
CMBX.NA.AA.2	CSI		410	(0.15)%	03/15/49	158	137	(21)
CMBX.NA.AA.2	JPM		865	(0.15)%	03/15/49	326	288	(38)
CMBX.NA.AJ.1	DEUT		470	(0.84)%	10/12/52	33	26	(7)
CMBX.NA.AJ.1	JPM		430	(0.84)%	10/12/52	30	24	(6)
CMBX.NA.AJ.1	MSC		825	(0.84)%	10/12/52	57	46	(11)
CMBX.NA.AJ.4	CSI		1,215	(0.96)%	02/17/51	483	324	(159)
CMBX.NA.AJ.4	MSC		405	(0.96)%	02/17/51	120	108	(12)
CMBX.NA.AM.2	CSI		2,180	(0.50)%	03/15/49	133	85	(48)
CMBX.NA.AM.2	DEUT		2,180	(0.50)%	03/15/49	125	85	(40)
CMBX.NA.AM.2	GSC		815	(0.50)%	03/15/49	38	32	(6)
CMBX.NA.AM.2	MSC		1,730	(0.50)%	03/15/49	86	68	(18)
CMBX.NA.AM.3	CBK		2,050	(0.50)%	12/13/49	206	147	(59)
CMBX.NA.AM.3	CSI		375	(0.50)%	12/13/49	32	27	(5)
CMBX.NA.AM.3	MSC		810	(0.50)%	12/13/49	73	58	(15)
CMBX.NA.AM.4	BCLY		970	(0.50)%	02/17/51	159	80	(79)
CMBX.NA.AM.4	CSI		175	(0.50)%	02/17/51	16	14	(2)
CMBX.NA.AM.4	GSC		5,085	(0.50)%	02/17/51	798	421	(377)
CMBX.NA.AM.4	JPM		790	(0.50)%	02/17/51	179	65	(114)
CMBX.NA.AM.4	MSC		810	(0.50)%	02/17/51	82	67	(15)
ITRX.SUB.FIN.16	JPM	EUR	155	(5.00)%	12/20/16	2	(18)	(20)
Total						$12,137	$7,878	$(4,259)
Sell protection:
ABX.HE.AAA.06	CSI		$621	0.11%	05/25/46	$(202)	$(163)	$39
ABX.HE.AAA.06	JPM		621	0.11%	05/25/46	(201)	(163)	38
ABX.HE.AAA.06-2	JPM		491	0.11%	05/25/46	(144)	(129)	15
ABX.HE.AAA.06-2	MSC		232	0.11%	05/25/46	(71)	(61)	10
CMBX.NA.AA.4	CSI		2,035	1.65%	02/17/51	(1,287)	(1,236)	51
CMBX.NA.AA.4	CSI		190	1.65%	02/17/51	(108)	(115)	(7)

The accompanying notes are an integral part of these financial statements.

19

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AA.4	DEUT		$65	1.65%	02/17/51	$(37)	$(39)	$(2)
CMBX.NA.AA.4	MSC		40	1.65%	02/17/51	(23)	(24)	(1)
CMBX.NA.AA.4	MSC		2,090	1.65%	02/17/51	(1,335)	(1,269)	66
CMBX.NA.AA.4	UBS		250	1.65%	02/17/51	(155)	(152)	3
CMBX.NA.AAA.3	CSI		2,095	0.08%	12/13/49	(136)	(43)	93
CMBX.NA.AAA.3	JPM		700	0.08%	12/13/49	(19)	(14)	5
CMBX.NA.AAA.5	CSI		324	0.35%	02/15/51	(10)	(8)	2
CMBX.NA.AAA.5	DEUT		30	0.35%	02/15/51	(3)	(1)	2
CMBX.NA.AAA.5	GSC		279	0.35%	02/15/51	(28)	(8)	20
CMBX.NA.AAA.5	JPM		15	0.35%	02/15/51	(1)	–	1
CMBX.NA.AAA.5	MSC		2,101	0.35%	02/15/51	(120)	(52)	68
CMBX.NA.AAA.6	CSI		1,345	0.50%	05/11/63	(39)	(33)	6
CMBX.NA.AAA.6	JPM		2,930	0.50%	05/11/63	(97)	(73)	24
CMBX.NA.AAA.6	UBS		4,340	0.50%	05/11/63	(116)	(108)	8
CMBX.NA.AAA.6	UBS		3,095	0.50%	05/11/63	(72)	(77)	(5)
CMBX.NA.AJ.3	BCLY		770	1.47%	12/13/49	(278)	(198)	80
CMBX.NA.AJ.3	CBK		355	1.47%	12/13/49	(111)	(91)	20
CMBX.NA.AJ.3	CSI		2,335	1.47%	12/13/49	(709)	(599)	110
CMBX.NA.AJ.3	GSC		125	1.47%	12/13/49	(47)	(32)	15
CMBX.NA.AJ.3	JPM		250	1.47%	12/13/49	(77)	(64)	13
CMBX.NA.AJ.3	MSC		1,855	1.47%	12/13/49	(588)	(477)	111
CMBX.NA.BB.5	GSC		885	5.00%	05/11/63	(47)	(19)	28
CMBX.NA.BB.6	CBK		345	5.00%	05/11/63	2	(8)	(10)
CMBX.NA.BB.6	CBK		260	5.00%	05/11/63	(14)	(6)	8
CMBX.NA.BB.6	CSI		1,385	5.00%	05/11/63	(7)	(30)	(23)
CMBX.NA.BB.6	GSC		460	5.00%	05/11/63	(23)	(10)	13
CMBX.NA.BB.6	JPM		80	5.00%	05/11/63	1	(2)	(3)
CMBX.NA.BB.6	MSC		410	5.00%	05/11/63	9	(9)	(18)
CMBX.NA.BB.6	MSC		2,200	5.00%	05/11/63	(139)	(48)	91
CMBX.NA.BB.6	UBS		430	5.00%	05/11/63	(21)	(9)	12
CMBX.NA.BB.6	UBS		1,410	5.00%	05/11/63	16	(31)	(47)
PrimeX.ARM.1	CBK		158	4.42%	06/25/36	17	17	–
PrimeX.ARM.1	CSI		482	4.42%	06/25/36	35	52	17
PrimeX.ARM.1	MSC		521	4.42%	06/25/36	30	56	26
PrimeX.ARM.2	BCLY		1,303	4.58%	12/25/37	(18)	45	63
PrimeX.ARM.2	BCLY		443	4.58%	12/25/37	17	15	(2)
PrimeX.ARM.2	CBK		353	4.58%	12/25/37	(62)	13	75
PrimeX.ARM.2	CSI		65	4.58%	12/25/37	(9)	2	11
PrimeX.ARM.2	JPM		33	4.58%	12/25/37	(5)	1	6
PrimeX.ARM.2	MSC		1,839	4.58%	12/25/37	(36)	64	100
Total						$(6,268)	$(5,136)	$1,132
Total traded indices						$5,869	$2,742	$(3,127)
Credit default swaps on single-name issues:
Buy protection:
Australia & New Zealand Banking Group Ltd.	DEUT		$3,450	(1.00)% / 0.82%	06/20/18	$83	$41	$(42)
Avis Budget Group, Inc.	BOA		75	(5.00)% / 1.78%	03/20/17	3	(9)	(12)
Commonwealth Bank of Australia	DEUT		3,450	(1.00)% / 1.22%	06/20/18	84	38	(46)
Credit Agricole SA	CBK	EUR	710	(3.00)% / 1.58%	12/20/17	(31)	(60)	(29)
Credit Agricole SA	JPM	EUR	1,340	(3.00)% / 1.58%	12/20/17	(59)	(112)	(53)
Domtar Corp.	GSC		55	(1.00)% / 1.53%	12/20/16	3	1	(2)
Frontier Communications	BOA		625	(5.00)% / 3.21%	09/20/17	19	(46)	(65)
Lafarge S.A.	CBK	EUR	70	(1.00)% / 1.52%	12/20/16	14	2	(12)
National Australia Bank	DEUT		3,450	(1.00)% / 1.24%	06/20/18	83	42	(41)
Peugeot S.A.	CBK	EUR	70	(1.00)% / 5.12%	12/20/16	17	12	(5)

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at April 30, 2013 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Buy protection: - (continued)
Rite Aid Corp.	GSC		$40	(5.00)% / 2.81%	03/20/17	$6	$(3)	$(9)
Rite Aid Corp.	GSC		105	(5.00)% / 3.01%	06/20/17	9	(8)	(17)
UBS AG	MSC	EUR	2,760	(1.00)% / 0.90%	06/20/18	10	(18)	(28)
Westpac Banking Corp.	DEUT		3,450	(1.00)% / 1.25%	06/20/18	83	43	(40)
Total						$324	$(77)	$(401)
Sell protection:
Australia & New Zealand Banking Group Ltd.	DEUT		$3,450	1.00% / 0.82%	06/20/18	$11	$32	$21
Commonwealth Bank of Australia	DEUT		3,450	1.00% / 0.82%	06/20/18	10	31	21
National Australia Bank	DEUT		3,450	1.00% / 0.82%	06/20/18	11	31	20
Westpac Banking Corp.	DEUT		3,450	1.00% / 0.82%	06/20/18	11	31	20
Zurich Insurance Co., Ltd.	MSC	EUR	3,445	1.00% / 1.03%	06/20/18	(40)	(6)	34
Total						$3	$119	$116
Total single name issues						$327	$42	$(285)
						$6,196	$2,784	$(3,412)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2013. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.88% Fixed	6M CZK PRIBOR Reference Banks	CZK	28,270	12/19/22	$–	$(18)	$(18)
BCLY	1.88% Fixed	6M GBP LIBOR	GBP	2,740	11/08/22	–	(47)	(47)
BCLY	2.99% Fixed	KRW CD KSDA	KRW	516,034	07/31/22	–	(11)	(11)
BCLY	3M TELBOR	3.70% Fixed	ILS	1,335	03/22/17	–	25	25
BCLY	6M WIBOR PLN	3.86% Fixed	PLN	4,605	12/19/22	–	30	30
BOA	2.65% Fixed	6M JPY LIBOR	JPY	438,880	03/08/43	–	(84)	(84)
BOA	CLICP Camara	5.05% Fixed	CLP	1,279,575	06/19/18	–	22	22
CBK	3.16% Fixed	6M WIBOR PLN	PLN	18,220	06/19/15	–	(56)	(56)
CBK	3M TELBOR	3.24% Fixed	ILS	2,365	05/17/17	–	32	32
CBK	3M TELBOR	3.24% Fixed	ILS	2,870	06/01/17	–	33	33
CBK	3M TELBOR	3.45% Fixed	ILS	1,320	04/16/17	–	21	21
CBK	3M TELBOR	3.77% Fixed	ILS	4,700	11/05/22	–	71	71
CBK	3M TELBOR	3.78% Fixed	ILS	4,417	03/20/23	–	64	64
CBK	3M TELBOR	3.92% Fixed	ILS	5,130	10/02/22	–	97	97
CBK	3M TELBOR	4.02% Fixed	ILS	20,475	12/19/22	–	425	425
CBK	4.60% Fixed	MXIBTIIE	MXN	26,625	06/14/18	–	(3)	(3)
CBK	4.92% Fixed	MXIBTIIE	MXN	85,055	03/14/18	–	(124)	(124)
CBK	6M WIBOR PLN	3.50% Fixed	PLN	5,043	03/20/18	–	50	50
CBK	6M WIBOR PLN	3.80% Fixed	PLN	6,575	12/19/17	–	91	91

The accompanying notes are an integral part of these financial statements.

21

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at April 30, 2013  - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CBK	6M WIBOR PLN	4.33% Fixed	PLN	4,212	07/31/17	$–	$82	$82
CBK	CLICP Camara	5.44% Fixed	CLP	3,069,790	03/20/18	–	162	162
CSI	0.82% Fixed	6M JPY LIBOR	JPY	494,415	02/18/23	–	(39)	(39)
DEUT	0.40% Fixed	3M USD LIBOR		41,280	03/20/15	2	(51)	(53)
DEUT	0.50% Fixed	3M LIBOR		109,175	06/19/15	(81)	(314)	(233)
DEUT	0.51% Fixed	3M USD LIBOR		95,220	02/05/15	–	(140)	(140)
DEUT	0.82% Fixed	6M JPY LIBOR	JPY	494,410	02/18/23	–	(38)	(38)
DEUT	3M TELBOR	3.25% Fixed	ILS	13,490	02/20/17	–	183	183
DEUT	3M TELBOR	3.47% Fixed	ILS	1,580	03/05/17	–	25	25
DEUT	4.89% Fixed	MXIBTIIE	MXN	143,125	03/14/18	–	(190)	(190)
DEUT	CLICP Camara	5.40% Fixed	CLP	5,451,940	03/20/18	–	265	265
GSC	0.54% Fixed	3M USD LIBOR		45,600	02/05/15	–	(81)	(81)
GSC	1.77% Fixed	6M CZK PRIBOR Reference Banks	CZK	53,790	06/20/23	–	(8)	(8)
GSC	1.86% Fixed	6M CZK PRIBOR Reference Banks	CZK	51,665	06/20/23	–	(18)	(18)
GSC	2.06% Fixed	6M CZK PRIBOR Reference Banks	CZK	55,325	06/20/23	–	(46)	(46)
GSC	2.07% Fixed	6M CZK PRIBOR Reference Banks	CZK	120,975	03/20/23	–	(119)	(119)
GSC	2.21% Fixed	6M CZK PRIBOR Reference Banks	CZK	33,110	10/16/22	–	(50)	(50)
GSC	2.75% Fixed	6M WIBOR PLN	PLN	22,885	06/19/15	–	(13)	(13)
GSC	3.00% Fixed	3M LIBOR		5,660	06/19/43	47	(207)	(254)
GSC	3M TELBOR	3.48% Fixed	ILS	3,265	06/19/23	–	20	20
GSC	3M TELBOR	3.59% Fixed	ILS	5,395	03/20/23	–	53	53
GSC	3M TELBOR	3.83% Fixed	ILS	1,662	10/16/22	–	28	28
GSC	4.94% Fixed	MXIBTIIE	MXN	143,125	03/14/18	–	(219)	(219)
GSC	4.97% Fixed	MXIBTIIE	MXN	23,555	03/14/18	–	(39)	(39)
GSC	5.00% Fixed	MXIBTIIE	MXN	16,610	06/14/18	–	(27)	(27)
GSC	6M EURIBOR	0.39% Fixed	EUR	5,395	06/19/15	–	(3)	(3)
GSC	6M WIBOR PLN	4.09% Fixed	PLN	6,085	06/20/23	–	55	55
GSC	6M WIBOR PLN	4.47% Fixed	PLN	7,491	07/16/17	–	158	158
GSC	6M WIBOR PLN	4.47% Fixed	PLN	5,281	10/16/22	–	79	79
GSC	6M WIBOR PLN	4.70% Fixed	PLN	2,640	06/21/17	–	63	63
GSC	CLICP Camara	5.39% Fixed	CLP	735,395	03/20/18	–	35	35
GSC	CLICP Camara	5.42% Fixed	CLP	5,451,940	03/20/18	–	279	279
JPM	0.40% Fixed	3M USD LIBOR		42,885	03/20/15	3	(53)	(56)
JPM	0.54% Fixed	3M USD LIBOR		49,625	02/05/15	–	(89)	(89)
JPM	1.99% Fixed	6M CZK PRIBOR Reference Banks	CZK	27,320	12/20/22	–	(25)	(25)
JPM	2.04% Fixed	6M CZK PRIBOR Reference Banks	CZK	43,910	12/19/22	–	(44)	(44)
JPM	2.14% Fixed	6M CZK PRIBOR Reference Banks	CZK	254,035	12/20/22	–	(321)	(321)
JPM	2.15% Fixed	6M CZK PRIBOR Reference Banks	CZK	94,134	03/20/23	–	(111)	(111)
JPM	2.18% Fixed	6M CZK PRIBOR Reference Banks	CZK	72,850	08/21/22	–	(111)	(111)
JPM	2.23% Fixed	6M CZK PRIBOR Reference Banks	CZK	190,595	08/21/22	–	(313)	(313)
JPM	2.25% Fixed	6M CZK PRIBOR Reference Banks	CZK	109,275	08/21/22	–	(185)	(185)
JPM	2.30% Fixed	6M CZK PRIBOR Reference Banks	CZK	94,250	08/21/22	–	(171)	(171)
JPM	2.31% Fixed	6M CZK PRIBOR Reference Banks	CZK	32,225	10/09/22	–	(57)	(57)

The accompanying notes are an integral part of these financial statements.

22

Interest Rate Swap Contracts Outstanding at April 30, 2013  - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	2.34% Fixed	6M CZK PRIBOR Reference Banks	CZK	17,795	05/21/22	$–	$(36)	$(36)
JPM	2.39% Fixed	6M CZK PRIBOR Reference Banks	CZK	13,010	05/21/22	–	(28)	(28)
JPM	3.16% Fixed	6M WIBOR PLN	PLN	36,200	06/19/15	–	(112)	(112)
JPM	3M TELBOR	3.47% Fixed	ILS	1,265	04/27/17	–	20	20
JPM	3M TELBOR	3.53% Fixed	ILS	1,135	03/12/17	–	19	19
JPM	3M TELBOR	3.55% Fixed	ILS	925	04/02/17	–	16	16
JPM	3M TELBOR	3.68% Fixed	ILS	3,130	12/19/22	–	40	40
JPM	3M TELBOR	3.71% Fixed	ILS	2,535	06/20/23	–	30	30
JPM	3M TELBOR	3.89% Fixed	ILS	3,380	12/19/22	–	59	59
JPM	6M EURIBOR	0.48% Fixed	EUR	8,420	06/19/15	–	15	15
JPM	6M EURIBOR	0.51% Fixed	EUR	4,245	06/19/15	–	19	19
JPM	6M WIBOR PLN	3.57% Fixed	PLN	11,255	03/20/18	–	124	124
JPM	6M WIBOR PLN	3.91% Fixed	PLN	1,815	12/20/22	–	13	13
JPM	6M WIBOR PLN	3.99% Fixed	PLN	3,890	03/20/23	–	31	31
JPM	6M WIBOR PLN	4.55% Fixed	PLN	19,540	08/21/22	–	320	320
JPM	6M WIBOR PLN	4.64% Fixed	PLN	13,860	08/21/22	–	244	244
JPM	6M WIBOR PLN	4.77% Fixed	PLN	20,955	06/12/17	–	515	515
MSC	2.59% Fixed	6M JPY LIBOR	JPY	551,940	03/22/43	–	(67)	(67)
						$(29)	$245	$274

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

23

The Hartford World Bond Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.SUB.FIN	Markit iTraxx - Europe Sub Financials
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Other Abbreviations:
CLICP	Sinacofi Chile Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
PRIBOR	Prague Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

24

The Hartford World Bond Fund

Investment Valuation Hierarchy Level Summary

April 30, 2013 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$105,859	$–	$75,867	$29,992
Call Options Purchased	236	236	–	–
Corporate Bonds	159,204	–	159,204	–
Foreign Government Obligations	925,287	–	925,287	–
Preferred Stocks	1,729	1,729	–	–
Put Options Purchased	263	–	263	–
Senior Floating Rate Interests	26,265	–	26,265	–
U.S. Government Agencies	65	–	65	–
U.S. Government Securities	194,311	7,679	186,632	–
Short-Term Investments	143,278	–	143,278	–
Total	$1,556,497	$9,644	$1,516,861	$29,992
Credit Default Swaps *	1,366	–	1,366	–
Foreign Currency Contracts *	4,505	–	4,505	–
Futures *	4,674	4,674	–	–
Interest Rate Swaps *	3,913	–	3,913	–
Written Options *	56	–	56	–
Total	$14,514	$4,674	$9,840	$–
Liabilities:
Credit Default Swaps *	4,778	–	4,778	–
Foreign Currency Contracts *	18,072	–	18,072	–
Futures *	3,664	3,664	–	–
Interest Rate Swaps *	3,639	–	3,639	–
Total	$30,153	$3,664	$26,489	$–

♦	For the six-month period ended April 30, 2013, investments valued at $10,911 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of April 30, 2013
Assets:
Asset & Commercial Mortgage Backed Securities	$4,847	$328	$701	†	$128	$26,751	$(2,254)	$—	$(509)	$29,992
Total	$4,847	$328	$701		$128	$26,751	$(2,254)	$—	$(509)	$29,992

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $822.

The accompanying notes are an integral part of these financial statements.

25

The Hartford World Bond Fund

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,525,113)	$1,556,497
Cash	13,628	*
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	4,505
Unrealized appreciation on swap contracts	5,279
Receivables:
Investment securities sold	18,286
Fund shares sold	13,821
Dividends and interest	19,555
Variation margin	703
Swap premiums paid	13,131
Other assets	108
Total assets	1,645,514
Liabilities:
Unrealized depreciation on foreign currency contracts	18,072
Unrealized depreciation on swap contracts	8,417
Bank overdraft	635
Payables:
Investment securities purchased	6,825
Fund shares redeemed	5,026
Investment management fees	162
Dividends	181
Administrative fees	—
Distribution fees	45
Collateral received from broker	4,937
Variation margin	656
Accrued expenses	149
Swap premiums received	6,964
Written options (proceeds $71)	15
Other liabilities	3
Total liabilities	52,087
Net assets	$1,593,427
Summary of Net Assets:
Capital stock and paid-in-capital	$1,559,337
Distributions in excess of net investment loss	(9,951)
Accumulated net realized gain	27,928
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	16,113
Net assets	$1,593,427

*	Cash of $13,628 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

26

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.83/$11.34
Shares outstanding	40,145
Net assets	$434,868
Class C: Net asset value per share	$10.82
Shares outstanding	15,609
Net assets	$168,826
Class I: Net asset value per share	$10.84
Shares outstanding	69,813
Net assets	$757,010
Class R3: Net asset value per share	$10.85
Shares outstanding	46
Net assets	$494
Class R4: Net asset value per share	$10.85
Shares outstanding	56
Net assets	$606
Class R5: Net asset value per share	$10.84
Shares outstanding	35
Net assets	$374
Class Y: Net asset value per share	$10.84
Shares outstanding	21,328
Net assets	$231,249

The accompanying notes are an integral part of these financial statements.

27

The Hartford World Bond Fund

Statement of Operations

For the Six-Month Period Ended April 30, 2013 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$19
Interest	11,198
Less: Foreign tax withheld	—
Total investment income	11,217

Expenses:
Investment management fees	4,031
Administrative services fees
Class R3	1
Class R4	1
Class R5	—
Transfer agent fees
Class A	183
Class C	59
Class I	358
Class R3	—
Class R4	—
Class R5	—
Class Y	2
Distribution fees
Class A	425
Class C	667
Class R3	1
Class R4	1
Custodian fees	31
Accounting services fees	128
Registration and filing fees	69
Board of Directors' fees	11
Audit fees	9
Other expenses	69
Total expenses (before waivers and fees paid indirectly)	6,046
Expense waivers	(641)
Custodian fee offset	—
Total waivers and fees paid indirectly	(641)
Total expenses, net	5,405
Net Investment Income	5,812
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,818
Net realized loss on purchased options	(828)
Net realized gain on futures	143
Net realized gain on written options	377
Net realized loss on swap contracts	(2,879)
Net realized gain on foreign currency contracts	22,993
Net realized gain on other foreign currency transactions	1,852
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	28,476
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,436
Net unrealized appreciation of purchased options	28
Net unrealized appreciation of futures	1,072
Net unrealized depreciation of written options	(13)
Net unrealized depreciation of swap contracts	(2,044)
Net unrealized depreciation of foreign currency contracts	(13,439)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	266
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,306
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	29,782
Net Increase in Net Assets Resulting from Operations	$35,594

The accompanying notes are an integral part of these financial statements.

28

The Hartford World Bond Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$5,812	$3,741
Net realized gain on investments, other financial instruments and foreign currency transactions	28,476	10,685
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	1,306	14,071
Net Increase in Net Assets Resulting from Operations	35,594	28,497
Distributions to Shareholders:
From net investment income
Class A	(3,839)	(1,203)
Class C	(1,063)	(239)
Class I	(7,558)	(1,838)
Class R3	(3)	(33)
Class R4	(6)	(36)
Class R5	(5)	(41)
Class Y	(2,751)	(949)
Total from net investment income	(15,225)	(4,339)
From net realized gain on investments
Class A	(2,916)	(157)
Class C	(1,137)	(44)
Class I	(4,780)	(112)
Class R3	(14)	(8)
Class R4	(16)	(8)
Class R5	(14)	(8)
Class Y	(2,063)	(35)
Total from net realized gain on investments	(10,940)	(372)
Total distributions	(26,165)	(4,711)
Capital Share Transactions:
Class A	181,387	212,029
Class C	70,619	85,469
Class I	331,030	387,492
Class R3	(806)	(844)
Class R4	(742)	(795)
Class R5	(903)	(865)
Class Y	32,199	182,305
Net increase from capital share transactions	612,784	864,791
Net Increase in Net Assets	622,213	888,577
Net Assets:
Beginning of period	971,214	82,637
End of period	$1,593,427	$971,214
Undistributed (distribution in excess of) net investment income (loss)	$(9,951)	$(538)

The accompanying notes are an integral part of these financial statements.

29

The Hartford World Bond Fund

Notes to Financial Statements

April 30, 2013 (Unaudited)

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty portfolios. Financial statements for The Hartford World Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to

30

purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

31

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or

32

delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations, as applicable.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Dividends from net investment income are declared and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts

33

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

(“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

34

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with

35

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the  Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options and written options contracts as of April 30, 2013. Transactions involving written options contracts during the six-month period ended April 30, 2013, are summarized below:

36

Options Contract Activity During the Six-Month Period Ended April 30, 2013:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	11,362,000	$40
Written	17,160,000	23
Expired	(17,160,000)	(23)
Closed	—	—
Exercised	—	—
End of Period	11,362,000	$40

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	9,000,000	$38
Written	46,248,000	358
Expired	(26,800,000)	(211)
Closed	(28,380,000)	(154)
Exercised	—	—
End of Period	68,000	$31

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

37

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

38

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$236	$263	$—	$—	$—	$—	$499
Unrealized appreciation on foreign currency contracts	—	4,505	—	—	—	—	4,505
Unrealized appreciation on swap contracts	3,913	—	1,366	—	—	—	5,279
Variation margin receivable *	703	—	—	—	—	—	703
Total	$4,852	$4,768	$1,366	$—	$—	$—	$10,986

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$18,072	$—	$—	$—	$—	$18,072
Unrealized depreciation on swap contracts	3,639	—	4,778	—	—	—	8,417
Variation margin payable *	656	—	—	—	—	—	656
Written options, market value	—	15	—	—	—	—	15
Total	$4,295	$18,087	$4,778	$—	$—	$—	$27,160

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $1,010 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(37)	$(288)	$(503)	$—	$—	$—	$(828)
Net realized gain on futures	143	—	—	—	—	—	143
Net realized gain on written options	—	—	377	—	—	—	377
Net realized loss on swap contracts	(630)	—	(2,249)	—	—	—	(2,879)
Net realized gain on foreign currency contracts	—	22,993	—	—	—	—	22,993
Total	$(524)	$22,705	$(2,375)	$—	$—	$—	$19,806

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased options	$35	$(66)	$59	$—	$—	$—	$28
Net change in unrealized appreciation of futures	1,072	—	—	—	—	—	1,072
Net change in unrealized appreciation (depreciation) of written options	—	24	(37)	—	—	—	(13)
Net change in unrealized appreciation (depreciation) of swap contracts	257	—	(2,301)	—	—	—	(2,044)
Net change in unrealized depreciation of foreign currency contracts	—	(13,439)	—	—	—	—	(13,439)
Total	$1,364	$(13,481)	$(2,279)	$—	$—	$—	$(14,396)

39

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains

40

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$4,521	$186
Long-Term Capital Gains ‡	93	—

*	The Fund commenced operations on May 31, 2011
‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,609
Undistributed Long-Term Capital Gain	3,681
Unrealized Appreciation *	3,470
Total Accumulated Earnings	$24,760

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$269
Accumulated Net Realized Gain (Loss)	(269)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

41

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7000%
On next $250 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5750%
Over $10 billion	0.5725%

The investment manger contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

42

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	0.93%
Class C	1.66
Class I	0.70
Class R3	1.25
Class R4	0.95
Class R5	0.65
Class Y	0.58

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $1,125 and contingent deferred sales charges of $28 from the Fund.

43

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R3	28%
Class R4	25
Class R5	40

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds.  Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	12%

44

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,030,609
Sales Proceeds Excluding U.S. Government Obligations	507,115
Cost of Purchases for U.S. Government Obligations	208,991
Sales Proceeds for U.S. Government Obligations	128,862

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	23,473	589	(7,207)	—	16,855	24,020	125	(4,087)	—	20,058
Amount	$252,550	$6,332	$(77,495)	$—	$181,387	$253,311	$1,295	$(42,577)	$—	$212,029
Class C
Shares	7,692	168	(1,288)	—	6,572	8,822	25	(700)	—	8,147
Amount	$82,650	$1,807	$(13,838)	$—	$70,619	$92,550	$252	$(7,333)	$—	$85,469
Class I
Shares	47,436	881	(17,591)	—	30,726	41,842	154	(5,288)	—	36,708
Amount	$511,205	$9,479	$(189,654)	$—	$331,030	$441,796	$1,611	$(55,915)	$—	$387,492
Class R3
Shares	17	2	(93)	—	(74)	16	4	(101)	—	(81)
Amount	$183	$17	$(1,006)	$—	$(806)	$161	$41	$(1,046)	$—	$(844)
Class R4
Shares	23	1	(93)	—	(69)	20	4	(100)	—	(76)
Amount	$243	$15	$(1,000)	$—	$(742)	$207	$44	$(1,046)	$—	$(795)
Class R5
Shares	22	2	(107)	—	(83)	14	5	(102)	—	(83)
Amount	$233	$19	$(1,155)	$—	$(903)	$148	$49	$(1,062)	$—	$(865)
Class Y
Shares	6,209	446	(3,655)	—	3,000	19,997	94	(2,669)	—	17,422
Amount	$66,763	$4,794	$(39,358)	$—	$32,199	$209,587	$984	$(28,266)	$—	$182,305
Total
Shares	84,872	2,089	(30,034)	—	56,927	94,731	411	(13,047)	—	82,095
Amount	$913,827	$22,463	$(323,506)	$—	$612,784	$997,760	$4,276	$(137,245)	$—	$864,791

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

45

The Hartford World Bond Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

46

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47

The Hartford World Bond Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$10.77	$0.04	$0.27	$0.31	$(0.13)	$(0.12)	$–	$(0.25)	$10.83
C	10.76	–	0.27	0.27	(0.09)	(0.12)	–	(0.21)	10.82
I	10.78	0.06	0.26	0.32	(0.14)	(0.12)	–	(0.26)	10.84
R3	10.78	0.03	0.26	0.29	(0.10)	(0.12)	–	(0.22)	10.85
R4	10.78	0.04	0.27	0.31	(0.12)	(0.12)	–	(0.24)	10.85
R5	10.77	0.06	0.27	0.33	(0.14)	(0.12)	–	(0.26)	10.84
Y	10.78	0.06	0.26	0.32	(0.14)	(0.12)	–	(0.26)	10.84

For the Year Ended October 31, 2012 (E)
A	10.32	0.10	0.59	0.69	(0.20)	(0.04)	–	(0.24)	10.77
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	–	(0.17)	10.76
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	–	(0.26)	10.78
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	–	(0.20)	10.78
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	–	(0.23)	10.78
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	–	(0.26)	10.77
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	–	(0.27)	10.78

From May 31, 2011 (commencement of operations), through October 31, 2011 (E)
A(H)	10.00	0.09	0.28	0.37	(0.05)	–	–	(0.05)	10.32
C(H)	10.00	0.05	0.28	0.33	(0.02)	–	–	(0.02)	10.31
I(H)	10.00	0.09	0.29	0.38	(0.06)	–	–	(0.06)	10.32
R3(H)	10.00	0.07	0.29	0.36	(0.04)	–	–	(0.04)	10.32
R4(H)	10.00	0.09	0.28	0.37	(0.05)	–	–	(0.05)	10.32
R5(H)	10.00	0.10	0.28	0.38	(0.06)	–	–	(0.06)	10.32
Y(H)	10.00	0.10	0.28	0.38	(0.06)	–	–	(0.06)	10.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 31, 2011.

48

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

2.88	%(F)	$434,868	1.03	%(G)	0.93	%(G)	0.81	%(G)	56%
2.54	(F)	168,826	1.76	(G)	1.66	(G)	0.08	(G)	–
2.99	(F)	757,010	0.80	(G)	0.70	(G)	1.05	(G)	–
2.70	(F)	494	1.40	(G)	1.25	(G)	0.48	(G)	–
2.91	(F)	606	1.08	(G)	0.95	(G)	0.78	(G)	–
3.10	(F)	374	0.78	(G)	0.65	(G)	1.07	(G)	–
3.05	(F)	231,249	0.68	(G)	0.58	(G)	1.16	(G)	–

6.79		250,916	1.11		0.95		0.95		191
6.12		97,235	1.83		1.67		0.19		–
7.11		421,508	0.86		0.70		1.14		–
6.51		1,297	1.51		1.25		0.85		–
6.82		1,345	1.21		0.95		1.15		–
7.03		1,276	0.91		0.65		1.45		–
7.18		197,637	0.73		0.57		1.12		–

3.74	(F)	33,346	1.27	(G)	0.85	(G)	1.93	(G)	50
3.33	(F)	9,175	2.03	(G)	1.61	(G)	1.18	(G)	–
3.84	(F)	24,552	1.01	(G)	0.59	(G)	2.10	(G)	–
3.58	(F)	2,071	1.72	(G)	1.25	(G)	1.64	(G)	–
3.70	(F)	2,073	1.42	(G)	0.95	(G)	1.94	(G)	–
3.83	(F)	2,076	1.12	(G)	0.65	(G)	2.24	(G)	–
3.85	(F)	9,344	1.02	(G)	0.60	(G)	2.29	(G)	–

49

The Hartford World Bond Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

50

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

51

The Hartford World Bond Fund

Directors and Officers (Unaudited) – (continued)

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52

The Hartford World Bond Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.80	$4.70	$1,000.00	$1,020.16	$4.68	0.93%	181	365
Class C	$1,000.00	$1,025.40	$8.35	$1,000.00	$1,016.55	$8.32	1.66	181	365
Class I	$1,000.00	$1,029.90	$3.50	$1,000.00	$1,021.34	$3.49	0.70	181	365
Class R3	$1,000.00	$1,027.00	$6.29	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R4	$1,000.00	$1,029.10	$4.79	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class R5	$1,000.00	$1,031.00	$3.28	$1,000.00	$1,021.57	$3.26	0.65	181	365
Class Y	$1,000.00	$1,030.50	$2.91	$1,000.00	$1,021.93	$2.90	0.58	181	365

53

The Hartford World Bond Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford World Bond Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard,

54

the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

55

The Hartford World Bond Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to the Fund’s investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Investment, Emerging Markets and Sovereign Debt Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks. Sovereign debt investments are subject to credit risk and the risk of default.

Junk Bond Risk: Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Mortgage-Backed Securities Risk: Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Non-Diversified Risk: The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund.

56

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-WB13 4/13 114015 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(a)(3)	Not applicable.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date:	June 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	June 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Date:	June 11, 2013	By:	/s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer